Document and Entity Information (USD $)	12 Months Ended
Dec. 31, 2012
Entity Registrant Name	AMERICAN ELECTRIC POWER CO INC
Entity Central Index Key	0000004904
Document Type	10-K
Document Period End Date	Dec 31, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float	$ 19,378,167,963
Entity Common Stock, Shares Outstanding	485,668,370
Appalachian Power Co [Member]
Entity Registrant Name	APPALACHIAN POWER CO
Entity Central Index Key	0000006879
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	13,499,500
Indiana Michigan Power Co [Member]
Entity Registrant Name	INDIANA MICHIGAN POWER CO
Entity Central Index Key	0000050172
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	1,400,000
Ohio Power Co [Member]
Entity Registrant Name	OHIO POWER CO
Entity Central Index Key	0000073986
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	27,952,473
Public Service Co of Oklahoma [Member]
Entity Registrant Name	PUBLIC SERVICE CO OF OKLAHOMA
Entity Central Index Key	0000081027
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	9,013,000
Southwestern Electric Power Co [Member]
Entity Registrant Name	SOUTHWESTERN ELECTRIC POWER CO
Entity Central Index Key	0000092487
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	7,536,640

Consolidated Statements of Income (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues
Utility Operations	$ 13,677,000,000	$ 14,091,000,000	$ 13,687,000,000
Other Revenues	1,268,000,000	1,025,000,000	740,000,000
TOTAL REVENUES	14,945,000,000	15,116,000,000	14,427,000,000
Expenses
Fuel and Other Consumables Used for Electric Generation	4,111,000,000	4,421,000,000	4,029,000,000
Purchased Electricity for Resale	1,169,000,000	1,191,000,000	1,000,000,000
Other Operation	2,962,000,000	2,868,000,000	3,132,000,000
Maintenance	1,115,000,000	1,236,000,000	1,142,000,000
Asset Impairments and Other Related Charges	300,000,000	139,000,000	0
Depreciation and Amortization	1,782,000,000	1,655,000,000	1,641,000,000
Taxes Other Than Income Taxes	850,000,000	824,000,000	820,000,000
TOTAL EXPENSES	12,289,000,000	12,334,000,000	11,764,000,000
OPERATING INCOME (LOSS)	2,656,000,000	2,782,000,000	2,663,000,000
Other Income (Expense):
Interest and Investment Income	8,000,000	27,000,000	38,000,000
Carrying Costs Income	53,000,000	393,000,000	70,000,000
Allowance for Equity Funds Used During Construction	93,000,000	98,000,000	77,000,000
Interest Expense	(988,000,000)	(933,000,000)	(999,000,000)
INCOME BEFORE INCOME TAX EXPENSE (CREDIT) AND EQUITY EARNINGS (LOSS)	1,822,000,000	2,367,000,000	1,849,000,000
Income Tax Expense (Credit)	604,000,000	818,000,000	643,000,000
Equity Earnings (Loss) of Unconsolidated Subsidiaries	44,000,000	27,000,000	12,000,000
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM	1,262,000,000	1,576,000,000	1,218,000,000
EXTRAORDINARY ITEM, NET OF TAX	0	373,000,000	0
NET INCOME (LOSS)	1,262,000,000	1,949,000,000	1,218,000,000
Net Income Attributable to Noncontrolling Interests	3,000,000	3,000,000	4,000,000
NET INCOME (LOSS) ATTRIBUTABLE TO SHAREHOLDERS	1,259,000,000	1,946,000,000	1,214,000,000
Preferred Stock Dividend Requirements of Subsidiaries Including Capital Stock Expense	0	5,000,000	3,000,000
Earnings Attributable To Common Shareholders	1,259,000,000	1,941,000,000	1,211,000,000
Earnings Per Share
WEIGHTED AVERAGE NUMBER OF BASIC AEP COMMON SHARES OUTSTANDING	484,682,469	482,169,282	479,373,306
Earnings per Share Before Extraordinary Item	$ 2.6	$ 3.25	$ 2.53
Extraordinary Item, Net of Tax	$ 0	$ 0.77	$ 0
TOTAL BASIC EARNINGS PER SHARE ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS	$ 2.6	$ 4.02	$ 2.53
WEIGHTED AVERAGE NUMBER OF DILUTED AEP COMMON SHARES OUTSTANDING	485,084,694	482,460,328	479,601,442
Earnings per Share Before Extraordinary Item	$ 2.6	$ 3.25	$ 2.53
Extraordinary Item, Net of Tax	$ 0	$ 0.77	$ 0
TOTAL DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS	$ 2.6	$ 4.02	$ 2.53
CASH DIVIDENDS DECLARED PER SHARE	$ 1.88	$ 1.85	$ 1.71
Appalachian Power Co [Member]
Revenues
Utility Operations	2,948,762,000	2,835,481,000	2,950,183,000
Sales to AEP Affiliates	318,199,000	359,802,000	316,207,000
Other Revenues	9,970,000	9,942,000	8,713,000
TOTAL REVENUES	3,276,931,000	3,205,225,000	3,275,103,000
Expenses
Fuel and Other Consumables Used for Electric Generation	815,979,000	759,684,000	663,422,000
Purchased Electricity for Resale	211,133,000	305,647,000	257,349,000
Purchased Electricity from AEP Affiliates	661,238,000	819,182,000	917,616,000
Other Operation	332,936,000	316,995,000	429,107,000
Maintenance	211,702,000	197,002,000	211,486,000
Depreciation and Amortization	344,293,000	270,529,000	304,192,000
Taxes Other Than Income Taxes	102,190,000	106,606,000	110,908,000
TOTAL EXPENSES	2,679,471,000	2,775,645,000	2,894,080,000
OPERATING INCOME (LOSS)	597,460,000	429,580,000	381,023,000
Other Income (Expense):
Interest Income	1,358,000	5,016,000	1,477,000
Carrying Costs Income	24,602,000	13,433,000	33,080,000
Allowance for Equity Funds Used During Construction	1,684,000	9,212,000	2,967,000
Interest Expense	(202,074,000)	(204,623,000)	(207,649,000)
INCOME BEFORE INCOME TAX EXPENSE (CREDIT) AND EQUITY EARNINGS (LOSS)	423,030,000	252,618,000	210,898,000
Income Tax Expense (Credit)	165,527,000	89,860,000	74,230,000
NET INCOME (LOSS)	257,503,000	162,758,000	136,668,000
Preferred Stock Dividend Requirements of Subsidiaries Including Capital Stock Expense	0	1,745,000	900,000
Earnings Attributable To Common Shareholders	257,503,000	161,013,000	135,768,000
Indiana Michigan Power Co [Member]
Revenues
Utility Operations	1,810,069,000	1,770,447,000	1,735,338,000
Sales to AEP Affiliates	268,408,000	320,184,000	330,951,000
Other Revenues - Affiliated	117,052,000	109,053,000	114,070,000
Other Revenues	4,582,000	15,086,000	15,368,000
TOTAL REVENUES	2,200,111,000	2,214,770,000	2,195,727,000
Expenses
Fuel and Other Consumables Used for Electric Generation	464,420,000	472,080,000	465,482,000
Purchased Electricity for Resale	117,860,000	121,375,000	128,369,000
Purchased Electricity from AEP Affiliates	386,404,000	353,484,000	327,335,000
Other Operation	583,865,000	540,595,000	560,346,000
Maintenance	172,562,000	229,883,000	222,406,000
Depreciation and Amortization	146,619,000	133,394,000	136,443,000
Taxes Other Than Income Taxes	80,687,000	82,303,000	80,431,000
TOTAL EXPENSES	1,952,417,000	1,933,114,000	1,920,812,000
OPERATING INCOME (LOSS)	247,694,000	281,656,000	274,915,000
Other Income (Expense):
Interest Income	3,122,000	2,048,000	3,389,000
Allowance for Equity Funds Used During Construction	9,724,000	15,395,000	15,678,000
Interest Expense	(102,739,000)	(97,665,000)	(104,465,000)
INCOME BEFORE INCOME TAX EXPENSE (CREDIT) AND EQUITY EARNINGS (LOSS)	157,801,000	201,434,000	189,517,000
Income Tax Expense (Credit)	39,344,000	51,760,000	63,426,000
NET INCOME (LOSS)	118,457,000	149,674,000	126,091,000
Preferred Stock Dividend Requirements of Subsidiaries Including Capital Stock Expense	0	626,000	339,000
Earnings Attributable To Common Shareholders	118,457,000	149,048,000	125,752,000
Ohio Power Co [Member]
Revenues
Utility Operations	4,022,116,000	4,406,814,000	4,222,461,000
Sales to AEP Affiliates	847,294,000	977,999,000	991,285,000
Other Revenues - Affiliated	39,401,000	27,903,000	21,069,000
Other Revenues	19,385,000	18,395,000	20,301,000
TOTAL REVENUES	4,928,196,000	5,431,111,000	5,255,116,000
Expenses
Fuel and Other Consumables Used for Electric Generation	1,471,316,000	1,597,410,000	1,488,474,000
Purchased Electricity for Resale	205,845,000	300,653,000	286,835,000
Purchased Electricity from AEP Affiliates	380,706,000	515,613,000	386,618,000
Other Operation	669,981,000	754,109,000	795,129,000
Maintenance	319,324,000	393,943,000	346,745,000
Asset Impairments and Other Related Charges	287,031,000	89,824,000	0
Depreciation and Amortization	511,070,000	545,376,000	513,168,000
Taxes Other Than Income Taxes	405,976,000	399,479,000	393,537,000
TOTAL EXPENSES	4,251,249,000	4,596,407,000	4,210,506,000
OPERATING INCOME (LOSS)	676,947,000	834,704,000	1,044,610,000
Other Income (Expense):
Interest Income	3,536,000	7,069,000	2,567,000
Carrying Costs Income	16,942,000	53,345,000	31,796,000
Allowance for Equity Funds Used During Construction	3,492,000	5,549,000	5,949,000
Interest Expense	(213,100,000)	(221,977,000)	(242,000,000)
INCOME BEFORE INCOME TAX EXPENSE (CREDIT) AND EQUITY EARNINGS (LOSS)	487,817,000	678,690,000	842,922,000
Income Tax Expense (Credit)	144,283,000	213,697,000	301,306,000
NET INCOME (LOSS)	343,534,000	464,993,000	541,616,000
Preferred Stock Dividend Requirements of Subsidiaries Including Capital Stock Expense	0	1,259,000	881,000
Earnings Attributable To Common Shareholders	343,534,000	463,734,000	540,735,000
Public Service Co of Oklahoma [Member]
Revenues
Utility Operations	1,206,583,000	1,345,551,000	1,246,916,000
Sales to AEP Affiliates	22,603,000	14,192,000	23,528,000
Other Revenues	3,752,000	3,645,000	3,218,000
TOTAL REVENUES	1,232,938,000	1,363,388,000	1,273,662,000
Expenses
Fuel and Other Consumables Used for Electric Generation	310,296,000	465,546,000	373,317,000
Purchased Electricity for Resale	208,676,000	163,550,000	187,106,000
Purchased Electricity from AEP Affiliates	24,378,000	50,092,000	46,013,000
Other Operation	213,195,000	201,247,000	222,396,000
Maintenance	106,835,000	104,732,000	115,788,000
Depreciation and Amortization	95,180,000	95,915,000	104,929,000
Taxes Other Than Income Taxes	43,428,000	41,295,000	42,121,000
TOTAL EXPENSES	1,001,988,000	1,122,377,000	1,091,670,000
OPERATING INCOME (LOSS)	230,950,000	241,011,000	181,992,000
Other Income (Expense):
Interest Income	1,308,000	596,000	308,000
Carrying Costs Income	1,856,000	4,033,000	3,145,000
Allowance for Equity Funds Used During Construction	2,007,000	1,317,000	804,000
Interest Expense	(55,286,000)	(54,700,000)	(63,362,000)
INCOME BEFORE INCOME TAX EXPENSE (CREDIT) AND EQUITY EARNINGS (LOSS)	180,835,000	192,257,000	122,887,000
Income Tax Expense (Credit)	66,694,000	67,629,000	50,100,000
NET INCOME (LOSS)	114,141,000	124,628,000	72,787,000
Preferred Stock Dividend Requirements of Subsidiaries Including Capital Stock Expense	0	434,000	200,000
Earnings Attributable To Common Shareholders	114,141,000	124,194,000	72,587,000
Southwestern Electric Power Co [Member]
Revenues
Utility Operations	1,538,533,000	1,594,192,000	1,469,514,000
Sales to AEP Affiliates	37,441,000	57,615,000	51,870,000
Other Revenues	1,860,000	2,019,000	2,150,000
TOTAL REVENUES	1,577,834,000	1,653,826,000	1,523,534,000
Expenses
Fuel and Other Consumables Used for Electric Generation	579,721,000	626,599,000	587,058,000
Purchased Electricity for Resale	131,706,000	152,645,000	125,064,000
Purchased Electricity from AEP Affiliates	19,229,000	11,808,000	23,707,000
Other Operation	230,078,000	224,068,000	245,504,000
Maintenance	117,415,000	140,981,000	103,352,000
Asset Impairments and Other Related Charges	13,000,000	49,000,000	0
Depreciation and Amortization	138,778,000	133,229,000	126,901,000
Taxes Other Than Income Taxes	72,011,000	65,239,000	63,151,000
TOTAL EXPENSES	1,301,938,000	1,403,569,000	1,274,737,000
OPERATING INCOME (LOSS)	275,896,000	250,257,000	248,797,000
Other Income (Expense):
Interest Income	1,230,000	2,076,000	579,000
Allowance for Equity Funds Used During Construction	57,054,000	48,731,000	45,646,000
Interest Expense	(88,318,000)	(81,781,000)	(86,538,000)
INCOME BEFORE INCOME TAX EXPENSE (CREDIT) AND EQUITY EARNINGS (LOSS)	245,862,000	219,283,000	208,484,000
Income Tax Expense (Credit)	45,858,000	56,903,000	64,214,000
Equity Earnings (Loss) of Unconsolidated Subsidiaries	2,509,000	2,746,000	2,414,000
NET INCOME (LOSS)	202,513,000	165,126,000	146,684,000
Net Income Attributable to Noncontrolling Interests	3,622,000	3,841,000	4,093,000
NET INCOME (LOSS) ATTRIBUTABLE TO SHAREHOLDERS	198,891,000	161,285,000	142,591,000
Preferred Stock Dividend Requirements of Subsidiaries Including Capital Stock Expense	0	579,000	229,000
Earnings Attributable To Common Shareholders	$ 198,891,000	$ 160,706,000	$ 142,362,000

Consolidated Statements of Comprehensive Income (Loss) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Income (Loss)	$ 1,262,000,000	$ 1,949,000,000	$ 1,218,000,000
OTHER COMPREHENSIVE INCOME
Cash Flow Hedges, Net of Tax	(15,000,000)	(34,000,000)	26,000,000
Securities Available for Sale, Net of Tax	2,000,000	(2,000,000)	(8,000,000)
Amortization of Pension and OPEB Deferred Costs, Net of Tax	31,000,000	24,000,000	22,000,000
Pension and OPEB Funded Status, Net of Tax	115,000,000	(77,000,000)	(47,000,000)
TOTAL OTHER COMPREHENSIVE INCOME (LOSS)	133,000,000	(89,000,000)	(7,000,000)
TOTAL COMPREHENSIVE INCOME (LOSS)	1,395,000,000	1,860,000,000	1,211,000,000
Total Comprehensive Income Attributable to Noncontrolling Interest	3,000,000	3,000,000	4,000,000
TOTAL COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO SHAREHOLDERS	1,392,000,000	1,857,000,000	1,207,000,000
Preferred Stock Dividend Requirements of Subsidiaries Including Capital Stock Expense	0	5,000,000	3,000,000
TOTAL COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	1,392,000,000	1,852,000,000	1,204,000,000
Appalachian Power Co [Member]
Net Income (Loss)	257,503,000	162,758,000	136,668,000
OTHER COMPREHENSIVE INCOME
Cash Flow Hedges, Net of Tax	1,718,000	(229,000)	7,137,000
Amortization of Pension and OPEB Deferred Costs, Net of Tax	3,597,000	3,109,000	4,172,000
Pension and OPEB Funded Status, Net of Tax	23,330,000	(13,400,000)	(9,078,000)
TOTAL OTHER COMPREHENSIVE INCOME (LOSS)	28,645,000	(10,520,000)	2,231,000
TOTAL COMPREHENSIVE INCOME (LOSS)	286,148,000	152,238,000	138,899,000
Preferred Stock Dividend Requirements of Subsidiaries Including Capital Stock Expense	0	1,745,000	900,000
Indiana Michigan Power Co [Member]
Net Income (Loss)	118,457,000	149,674,000	126,091,000
OTHER COMPREHENSIVE INCOME
Cash Flow Hedges, Net of Tax	(4,809,000)	(6,599,000)	1,211,000
Amortization of Pension and OPEB Deferred Costs, Net of Tax	1,113,000	948,000	873,000
Pension and OPEB Funded Status, Net of Tax	3,034,000	(1,681,000)	(1,272,000)
TOTAL OTHER COMPREHENSIVE INCOME (LOSS)	(662,000)	(7,332,000)	812,000
TOTAL COMPREHENSIVE INCOME (LOSS)	117,795,000	142,342,000	126,903,000
Preferred Stock Dividend Requirements of Subsidiaries Including Capital Stock Expense	0	626,000	339,000
Ohio Power Co [Member]
Net Income (Loss)	343,534,000	464,993,000	541,616,000
OTHER COMPREHENSIVE INCOME
Cash Flow Hedges, Net of Tax	(523,000)	(2,743,000)	(981,000)
Amortization of Pension and OPEB Deferred Costs, Net of Tax	12,961,000	10,946,000	9,522,000
Pension and OPEB Funded Status, Net of Tax	19,559,000	(25,770,000)	(20,245,000)
TOTAL OTHER COMPREHENSIVE INCOME (LOSS)	31,997,000	(17,567,000)	(11,704,000)
TOTAL COMPREHENSIVE INCOME (LOSS)	375,531,000	447,426,000	529,912,000
Preferred Stock Dividend Requirements of Subsidiaries Including Capital Stock Expense	0	1,259,000	881,000
Public Service Co of Oklahoma [Member]
Net Income (Loss)	114,141,000	124,628,000	72,787,000
OTHER COMPREHENSIVE INCOME
Cash Flow Hedges, Net of Tax	(668,000)	(1,345,000)	9,093,000
TOTAL OTHER COMPREHENSIVE INCOME (LOSS)	(668,000)	(1,345,000)	9,093,000
TOTAL COMPREHENSIVE INCOME (LOSS)	113,473,000	123,283,000	81,880,000
Preferred Stock Dividend Requirements of Subsidiaries Including Capital Stock Expense	0	434,000	200,000
Southwestern Electric Power Co [Member]
Net Income (Loss)	202,513,000	165,126,000	146,684,000
OTHER COMPREHENSIVE INCOME
Cash Flow Hedges, Net of Tax	(25,000)	(11,334,000)	745,000
Amortization of Pension and OPEB Deferred Costs, Net of Tax	665,000	511,000	937,000
Pension and OPEB Funded Status, Net of Tax	8,315,000	(3,501,000)	(1,182,000)
TOTAL OTHER COMPREHENSIVE INCOME (LOSS)	8,955,000	(14,324,000)	500,000
TOTAL COMPREHENSIVE INCOME (LOSS)	211,468,000	150,802,000	147,184,000
Total Comprehensive Income Attributable to Noncontrolling Interest	3,622,000	3,841,000	4,093,000
TOTAL COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO SHAREHOLDERS	207,846,000	146,961,000	143,091,000
Preferred Stock Dividend Requirements of Subsidiaries Including Capital Stock Expense	$ 0	$ 579,000	$ 229,000

Consolidated Statements of Comprehensive Income (Loss) (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash Flow Hedges, Tax	$ 8,000,000	$ 18,000,000	$ 14,000,000
Securities Available for Sale, Tax	1,000,000	1,000,000	4,000,000
Amortization of Pension and OPEB Deferred Costs, Tax	16,000,000	13,000,000	12,000,000
Pension and OPEB Funded Status, Tax	62,000,000	41,000,000	25,000,000
Appalachian Power Co [Member]
Cash Flow Hedges, Tax	925,000	123,000	3,843,000
Amortization of Pension and OPEB Deferred Costs, Tax	1,937,000	1,674,000	2,247,000
Pension and OPEB Funded Status, Tax	12,563,000	7,215,000	4,888,000
Indiana Michigan Power Co [Member]
Cash Flow Hedges, Tax	(2,590,000)	(3,553,000)	652,000
Amortization of Pension and OPEB Deferred Costs, Tax	598,000	510,000	470,000
Pension and OPEB Funded Status, Tax	1,634,000	(906,000)	(685,000)
Ohio Power Co [Member]
Cash Flow Hedges, Tax	282,000	1,477,000	529,000
Amortization of Pension and OPEB Deferred Costs, Tax	6,979,000	5,894,000	5,128,000
Pension and OPEB Funded Status, Tax	10,533,000	13,876,000	10,901,000
Public Service Co of Oklahoma [Member]
Cash Flow Hedges, Tax	360,000	724,000	4,896,000
Southwestern Electric Power Co [Member]
Cash Flow Hedges, Tax	13,000	6,103,000	401,000
Amortization of Pension and OPEB Deferred Costs, Tax	358,000	275,000	505,000
Pension and OPEB Funded Status, Tax	$ 4,477,000	$ 1,885,000	$ 636,000

Consolidated Statements of Changes in Equity (USD $)	Total		Appalachian Power Co [Member]		Indiana Michigan Power Co [Member]	Ohio Power Co [Member]		Public Service Co of Oklahoma [Member]	Southwestern Electric Power Co [Member]		Common Stock [Member]	Common Stock [Member] Appalachian Power Co [Member]	Common Stock [Member] Indiana Michigan Power Co [Member]	Common Stock [Member] Ohio Power Co [Member]	Common Stock [Member] Public Service Co of Oklahoma [Member]	Common Stock [Member] Southwestern Electric Power Co [Member]	Additional Paid-in Capital [Member]	Additional Paid-in Capital [Member] Appalachian Power Co [Member]	Additional Paid-in Capital [Member] Indiana Michigan Power Co [Member]	Additional Paid-in Capital [Member] Ohio Power Co [Member]	Additional Paid-in Capital [Member] Public Service Co of Oklahoma [Member]	Additional Paid-in Capital [Member] Southwestern Electric Power Co [Member]	Retained Earnings [Member]	Retained Earnings [Member] Appalachian Power Co [Member]	Retained Earnings [Member] Indiana Michigan Power Co [Member]	Retained Earnings [Member] Ohio Power Co [Member]	Retained Earnings [Member] Public Service Co of Oklahoma [Member]	Retained Earnings [Member] Southwestern Electric Power Co [Member]	Accumulated Other Comprehensive Income [Member]	Accumulated Other Comprehensive Income [Member] Appalachian Power Co [Member]	Accumulated Other Comprehensive Income [Member] Indiana Michigan Power Co [Member]	Accumulated Other Comprehensive Income [Member] Ohio Power Co [Member]	Accumulated Other Comprehensive Income [Member] Public Service Co of Oklahoma [Member]	Accumulated Other Comprehensive Income [Member] Southwestern Electric Power Co [Member]	Noncontrolling Interest [Member]	Noncontrolling Interest [Member] Southwestern Electric Power Co [Member]
Beginning Balance at Dec. 31, 2009	$ 13,140,000,000		$ 2,771,577,000		$ 1,672,783,000	$ 4,594,530,000		$ 811,742,000	$ 1,524,157,000		$ 3,239,000,000	$ 260,458,000	$ 56,584,000	$ 321,201,000	$ 157,230,000	$ 135,660,000	$ 5,824,000,000	$ 1,475,393,000	$ 981,292,000	$ 1,744,838,000	$ 364,231,000	$ 674,979,000	$ 4,451,000,000	$ 1,085,980,000	$ 656,608,000	$ 2,696,942,000	$ 290,880,000	$ 726,478,000	$ (374,000,000)	$ (50,254,000)	$ (21,701,000)	$ (168,451,000)	$ (599,000)	$ (12,991,000)	$ 0	$ 31,000
Beginning Balance, Shares at Dec. 31, 2009	498,333,265
Issuance of Common Stock, Value	93,000,000										18,000,000						75,000,000
Issuance of Common Stock, Shares	2,781,616
Capital Contribution from Parent			0
Common Stock Dividends			(88,000,000)		(105,000,000)	(469,075,000)		(51,026,000)																(88,000,000)	(105,000,000)	(469,075,000)	(51,026,000)
Common Stock Dividends	(824,000,000)								(3,763,000)														(820,000,000)												(4,000,000)	(3,763,000)
Preferred Stock Dividends	(3,000,000)		(799,000)		(339,000)	(732,000)		(200,000)	(229,000)														(3,000,000)	(799,000)	(339,000)	(732,000)	(200,000)	(229,000)
Gain on Reacquired Preferred Stock					2,000	4,000		76,000											2,000	4,000	76,000
Capital Stock Expense			2,000			0												103,000		149,000				(101,000)		(149,000)
Other Changes in Equity	5,000,000																5,000,000
Subtotal - Equity	12,411,000,000		2,682,780,000		1,567,446,000	4,124,727,000		760,592,000	1,520,165,000
Net Income (Loss)	1,214,000,000								142,591,000														1,214,000,000					142,591,000
Net Income (Loss) Attributable to Noncontrolling Interest	4,000,000								4,093,000																										4,000,000	4,093,000
Net Income (Loss)	1,218,000,000		136,668,000		126,091,000	541,616,000		72,787,000	146,684,000															136,668,000	126,091,000	541,616,000	72,787,000
Other Comprehensive Income (Loss)	(7,000,000)		2,231,000		812,000	(11,704,000)		9,093,000	500,000																				(7,000,000)	2,231,000	812,000	(11,704,000)	9,093,000	500,000
Ending Balance at Dec. 31, 2010	13,622,000,000		2,821,679,000		1,694,349,000	4,654,639,000		842,472,000	1,667,349,000		3,257,000,000	260,458,000	56,584,000	321,201,000	157,230,000	135,660,000	5,904,000,000	1,475,496,000	981,294,000	1,744,991,000	364,307,000		4,842,000,000	1,133,748,000	677,360,000	2,768,602,000	312,441,000	868,840,000	(381,000,000)	(48,023,000)	(20,889,000)	(180,155,000)	8,494,000	(12,491,000)	0	361,000
Ending Balance, Shares at Dec. 31, 2010	501,114,881
Net Income (Loss)	355,000,000		38,980,000	[1]	45,427,000	165,970,000		15,389,000	29,827,000
Ending Balance at Mar. 31, 2011
Beginning Balance at Dec. 31, 2010	13,622,000,000		2,821,679,000		1,694,349,000	4,654,639,000		842,472,000	1,667,349,000		3,257,000,000	260,458,000	56,584,000	321,201,000	157,230,000	135,660,000	5,904,000,000	1,475,496,000	981,294,000	1,744,991,000	364,307,000	674,979,000	4,842,000,000	1,133,748,000	677,360,000	2,768,602,000	312,441,000	868,840,000	(381,000,000)	(48,023,000)	(20,889,000)	(180,155,000)	8,494,000	(12,491,000)	0	361,000
Beginning Balance, Shares at Dec. 31, 2010	501,114,881
Issuance of Common Stock, Value	92,000,000										17,000,000						75,000,000
Issuance of Common Stock, Shares	2,644,579
Capital Contribution from Parent			100,000,000															100,000,000
Common Stock Dividends			(135,000,000)		(75,000,000)	(650,000,000)		(72,500,000)																(135,000,000)	(75,000,000)	(650,000,000)	(72,500,000)
Common Stock Dividends	(898,000,000)								(3,811,000)														(894,000,000)												(4,000,000)	(3,811,000)
Preferred Stock Dividends	(2,000,000)		(732,000)		(313,000)	(671,000)		(180,000)	(210,000)														(2,000,000)	(732,000)	(313,000)	(671,000)	(180,000)	(210,000)
Loss on Reacquired Preferred Stock	(4,000,000)		(1,770,000)		(398,000)	(1,216,000)		(270,000)	(373,000)								(4,000,000)	(1,770,000)	(398,000)	(1,216,000)	(270,000)	(373,000)
Capital Stock Expense	(16,000,000)		(1,000)			0											(16,000,000)	26,000		324,000				(27,000)		(324,000)
Other Changes in Equity	11,000,000																11,000,000						(2,000,000)												2,000,000
Subtotal - Equity	12,805,000,000		2,784,176,000		1,618,638,000	4,002,752,000		769,522,000	1,662,955,000
Net Income (Loss)	1,946,000,000								161,285,000														1,946,000,000					161,285,000
Net Income (Loss) Attributable to Noncontrolling Interest	3,000,000								3,841,000																										3,000,000	3,841,000
Net Income (Loss)	1,949,000,000		162,758,000		149,674,000	464,993,000		124,628,000	165,126,000															162,758,000	149,674,000	464,993,000	124,628,000
Other Comprehensive Income (Loss)	(89,000,000)		(10,520,000)		(7,332,000)	(17,567,000)		(1,345,000)	(14,324,000)																				(89,000,000)	(10,520,000)	(7,332,000)	(17,567,000)	(1,345,000)	(14,324,000)
Ending Balance at Dec. 31, 2011	14,665,000,000		2,936,414,000		1,760,980,000	4,450,178,000		892,805,000	1,813,757,000		3,274,000,000	260,458,000	56,584,000	321,201,000	157,230,000	135,660,000	5,970,000,000	1,573,752,000	980,896,000	1,744,099,000	364,037,000	674,606,000	5,890,000,000	1,160,747,000	751,721,000	2,582,600,000	364,389,000	1,029,915,000	(470,000,000)	(58,543,000)	(28,221,000)	(197,722,000)	7,149,000	(26,815,000)	1,000,000	391,000
Ending Balance, Shares at Dec. 31, 2011	503,759,460							10,482,000
Beginning Balance at Sep. 30, 2011
Net Income (Loss)	311,000,000	[2],[3]	39,347,000	[4]	21,159,000	28,490,000	[5]	20,330,000	(3,567,000)	[6]
Ending Balance at Dec. 31, 2011	14,665,000,000		2,936,414,000		1,760,980,000	4,450,178,000		892,805,000	1,813,757,000			260,458,000	56,584,000	321,201,000	157,230,000	135,660,000
Ending Balance, Shares at Dec. 31, 2011	503,759,460							10,482,000
Net Income (Loss)	390,000,000		75,311,000		39,221,000	150,830,000		12,648,000	36,395,000
Ending Balance at Mar. 31, 2012
Beginning Balance at Dec. 31, 2011	14,665,000,000		2,936,414,000		1,760,980,000	4,450,178,000		892,805,000	1,813,757,000		3,274,000,000	260,458,000	56,584,000	321,201,000	157,230,000	135,660,000	5,970,000,000						5,890,000,000	1,160,747,000	751,721,000	2,582,600,000	364,389,000	1,029,915,000	(470,000,000)	(58,543,000)	(28,221,000)	(197,722,000)	7,149,000	(26,815,000)	1,000,000	391,000
Beginning Balance, Shares at Dec. 31, 2011	503,759,460							10,482,000
Issuance of Common Stock, Value	83,000,000										15,000,000						68,000,000
Issuance of Common Stock, Shares	2,245,502
Capital Contribution from Parent			0
Common Stock Dividends			(170,000,000)		(75,000,000)	(300,000,000)		(90,000,000)																(170,000,000)	(75,000,000)	(300,000,000)	(90,000,000)
Common Stock Dividends	(916,000,000)								(3,752,000)														(913,000,000)												(3,000,000)	(3,752,000)
Other Changes in Equity	10,000,000																11,000,000																		(1,000,000)
Subtotal - Equity	13,842,000,000		2,766,414,000		1,685,980,000	4,150,178,000		802,805,000	1,810,005,000
Net Income (Loss)	1,259,000,000								198,891,000														1,259,000,000					198,891,000
Net Income (Loss) Attributable to Noncontrolling Interest	3,000,000								3,622,000																										3,000,000	3,622,000
Net Income (Loss)	1,262,000,000		257,503,000		118,457,000	343,534,000		114,141,000	202,513,000															257,503,000	118,457,000	343,534,000	114,141,000
Other Comprehensive Income (Loss)	133,000,000		28,645,000		(662,000)	31,997,000		(668,000)	8,955,000																				133,000,000	28,645,000	(662,000)	31,997,000	(668,000)	8,955,000
Ending Balance at Dec. 31, 2012	15,237,000,000		3,052,562,000		1,803,775,000	4,525,709,000		916,278,000	2,021,473,000		3,289,000,000	260,458,000	56,584,000	321,201,000	157,230,000	135,660,000	6,049,000,000	1,573,752,000	980,896,000	1,744,099,000	364,037,000	674,606,000	6,236,000,000	1,248,250,000	795,178,000	2,626,134,000	388,530,000	1,228,806,000	(337,000,000)	(29,898,000)	(28,883,000)	(165,725,000)	6,481,000	(17,860,000)	0	261,000
Ending Balance, Shares at Dec. 31, 2012	506,004,962							10,482,000
Beginning Balance at Sep. 30, 2012
Net Income (Loss)	21,000,000	[7],[8]	56,669,000		10,172,000	(60,229,000)	[9]	8,179,000	21,998,000
Ending Balance at Dec. 31, 2012	$ 15,237,000,000		$ 3,052,562,000		$ 1,803,775,000	$ 4,525,709,000		$ 916,278,000	$ 2,021,473,000			$ 260,458,000	$ 56,584,000	$ 321,201,000	$ 157,230,000	$ 135,660,000		$ 1,573,752,000	$ 980,896,000	$ 1,744,099,000	$ 364,037,000	$ 674,606,000
Ending Balance, Shares at Dec. 31, 2012	506,004,962							10,482,000

[1]	Includes a $41 million increase due to the pretax write-off of a portion of the Mountaineer Carbon Capture and Storage Product Validation Facility as denied for recovery by the WVPSC. This increase was partially offset by the $32 million decrease due to the deferral of 2010 costs related to storms and cost reduction initiatives as allowed by the WVPSC.
[2]	See "TCC Texas Restructuring" section of Note 2 for discussion of gains recorded in the third and fourth quarters of 2011.
[3]	Includes a refund of POLR charges in Ohio and OPCo adjustments for fuel disallowances, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund. Also includes a pretax plant impairment for SWEPCo's Turk Plant (see Note 6).
[4]	Includes a $31 million pretax write-off related to the disallowance of certain Virginia environmental costs incurred in 2009 and 2010 as a result of APCo’s November 2011 Virginia SCC order. Includes a $27 million increase due to a favorable Asset Retirement Obligation adjustment related to the early closure and previous write-off of the Mountaineer Carbon Capture and Storage Product Validation Facility.
[5]	Includes provisions related to the FAC, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund.
[6]	Includes a pretax plant impairment for the Turk Plant (see Note 5).
[7]	Includes pretax impairments for certain Ohio generation plants (see Note 6).
[8]	See Note 17 for discussion of cost reduction programs in 2012.
[9]	Includes pretax impairments for certain Ohio generation plants (see Note 5).

Consolidated Balance Sheets (USD $)	Dec. 31, 2012		Dec. 31, 2011
Current Assets
Cash and Cash Equivalents	$ 279,000,000		$ 221,000,000
Other Temporary Investments	324,000,000		294,000,000
Accounts Receivable:
Customers	685,000,000		690,000,000
Accrued Unbilled Revenues	195,000,000		106,000,000
Pledged Accounts Receivable - AEP Credit	856,000,000		920,000,000
Miscellaneous	171,000,000		150,000,000
Allowance for Uncollectible Accounts	(36,000,000)		(32,000,000)
Total Accounts Receivable	1,871,000,000		1,834,000,000
Fuel	844,000,000		657,000,000
Materials and Supplies	675,000,000		635,000,000
Risk Management Assets	191,000,000		193,000,000
Regulatory Asset for Under-Recovered Fuel Costs	88,000,000		65,000,000
Margin Deposits	76,000,000		67,000,000
Prepayments and Other Current Assets	241,000,000		216,000,000
TOTAL CURRENT ASSETS	4,589,000,000		4,182,000,000
Property, Plant and Equipment
Generation	26,279,000,000		24,938,000,000
Transmission	9,846,000,000		9,048,000,000
Distribution	15,565,000,000		14,783,000,000
Other Property, Plant and Equipment	3,945,000,000		3,780,000,000
Construction Work in Progress	1,819,000,000		3,121,000,000
Total Property, Plant and Equipment	57,454,000,000		55,670,000,000
Accumulated Depreciation and Amortization	18,691,000,000		18,699,000,000
TOTAL PROPERTY, PLANT AND EQUIPMENT - NET	38,763,000,000		36,971,000,000
Other Noncurrent Assets
Regulatory Assets	5,106,000,000		6,026,000,000
Securitized Transition Assets	2,117,000,000		1,627,000,000
Spent Nuclear Fuel and Decommissioning Trusts	1,706,000,000		1,592,000,000
Goodwill	91,000,000		76,000,000
Long-term Risk Management Assets	368,000,000		403,000,000
Deferred Charges and Other Noncurrent Assets	1,627,000,000		1,346,000,000
TOTAL OTHER NONCURRENT ASSETS	11,015,000,000		11,070,000,000
TOTAL ASSETS	54,367,000,000		52,223,000,000
Current Liabilities
Accounts Payable	1,169,000,000		1,095,000,000
Short-term Debt:
Securitized Debt for Receivable - AEP Credit	657,000,000	[1]	666,000,000	[1]
Other Short-term Debt	324,000,000		984,000,000
Total Short-term Debt	981,000,000		1,650,000,000
Long-term Debt Due Within One Year	2,171,000,000		1,433,000,000
Risk Management Liabilities	155,000,000		150,000,000
Customer Deposits	316,000,000		289,000,000
Accrued Taxes	747,000,000		717,000,000
Accrued Interest	269,000,000		279,000,000
Obligations Under Capital Leases	74,000,000		74,000,000
Regulatory Liability for Over-Recovered Fuel Costs	47,000,000		8,000,000
Other Current Liabilities	968,000,000		990,000,000
TOTAL CURRENT LIABILITIES	6,823,000,000		6,611,000,000
Noncurrent Liabilities
Long-term Debt	15,586,000,000		15,083,000,000
Long-term Risk Management Liabilities	214,000,000		195,000,000
Deferred Income Taxes	9,252,000,000		8,227,000,000
Regulatory Liabilities and Deferred Investment Tax Credits	3,544,000,000		3,195,000,000
Asset Retirement Obligations	1,696,000,000		1,472,000,000
Employee Benefits and Pension Obligations	1,075,000,000		1,801,000,000
Obligations Under Capital Leases	375,000,000		384,000,000
Deferred Credits and Other Noncurrent Liabilities	940,000,000		974,000,000
TOTAL NONCURRENT LIABILITIES	32,307,000,000		30,947,000,000
TOTAL LIABILITIES	39,130,000,000		37,558,000,000
Rate Matters
Commitments and Contingencies
Equity
Common Stock	3,289,000,000		3,274,000,000
Paid-in Capital	6,049,000,000		5,970,000,000
Retained Earnings	6,236,000,000		5,890,000,000
Accumulated Other Comprehensive Income (Loss)	(337,000,000)		(470,000,000)
TOTAL COMMON SHAREHOLDER'S EQUITY	15,237,000,000		14,664,000,000
Noncontrolling Interests	0		1,000,000
TOTAL EQUITY	15,237,000,000		14,665,000,000
TOTAL LIABILITIES AND EQUITY	54,367,000,000		52,223,000,000
Appalachian Power Co [Member]
Current Assets
Cash and Cash Equivalents	3,576,000		2,317,000
Advances to Affiliates	23,024,000		22,008,000
Accounts Receivable:
Customers	158,380,000		158,382,000
Affiliated Companies	96,213,000		136,194,000
Accrued Unbilled Revenues	70,825,000		68,427,000
Miscellaneous	1,344,000		5,505,000
Allowance for Uncollectible Accounts	(6,087,000)		(5,289,000)
Total Accounts Receivable	320,675,000		363,219,000
Fuel	185,813,000		143,931,000
Materials and Supplies	105,208,000		101,724,000
Risk Management Assets	30,960,000		39,645,000
Accrued Tax Benefits	50,032,000		7,715,000
Regulatory Asset for Under-Recovered Fuel Costs	74,906,000		41,105,000
Prepayments and Other Current Assets	18,690,000		21,745,000
TOTAL CURRENT ASSETS	812,884,000		743,409,000
Property, Plant and Equipment
Generation	5,632,665,000		5,194,967,000
Transmission	2,042,144,000		1,943,969,000
Distribution	2,991,898,000		2,845,405,000
Other Property, Plant and Equipment	373,327,000		357,326,000
Construction Work in Progress	266,247,000		565,841,000
Total Property, Plant and Equipment	11,306,281,000		10,907,508,000
Accumulated Depreciation and Amortization	3,196,639,000		2,994,016,000
TOTAL PROPERTY, PLANT AND EQUIPMENT - NET	8,109,642,000		7,913,492,000
Other Noncurrent Assets
Regulatory Assets	1,435,704,000		1,481,193,000
Long-term Risk Management Assets	34,360,000		39,226,000
Deferred Charges and Other Noncurrent Assets	115,078,000		122,187,000
TOTAL OTHER NONCURRENT ASSETS	1,585,142,000		1,642,606,000
TOTAL ASSETS	10,507,668,000		10,299,507,000
Current Liabilities
Advances from Affiliates	173,965,000		198,248,000
Accounts Payable	195,203,000		186,612,000
Affiliated Companies	137,088,000		137,376,000
Short-term Debt:
Long-term Debt Due Within One Year	574,679,000		594,525,000
Risk Management Liabilities	16,698,000		26,606,000
Customer Deposits	67,339,000		61,690,000
Deferred Income Taxes	11,715,000		14,255,000
Accrued Taxes	74,967,000		63,422,000
Accrued Interest	51,442,000		57,230,000
Obligations Under Capital Leases	6,085,000		7,734,000
Regulatory Liability for Over-Recovered Fuel Costs	0		0
Other Current Liabilities	110,657,000		105,646,000
TOTAL CURRENT LIABILITIES	1,413,753,000		1,445,610,000
Noncurrent Liabilities
Long-term Debt	3,127,763,000		3,131,726,000
Long-term Risk Management Liabilities	18,476,000		12,923,000
Deferred Income Taxes	1,928,683,000		1,736,180,000
Regulatory Liabilities and Deferred Investment Tax Credits	607,680,000		576,792,000
Employee Benefits and Pension Obligations	204,207,000		302,182,000
Obligations Under Capital Leases	16,375,000		19,293,000
Deferred Credits and Other Noncurrent Liabilities	154,544,000		157,680,000
TOTAL NONCURRENT LIABILITIES	6,041,353,000		5,917,483,000
TOTAL LIABILITIES	7,455,106,000		7,363,093,000
Rate Matters
Commitments and Contingencies
Equity
Common Stock	260,458,000		260,458,000
Paid-in Capital	1,573,752,000		1,573,752,000
Retained Earnings	1,248,250,000		1,160,747,000
Accumulated Other Comprehensive Income (Loss)	(29,898,000)		(58,543,000)
TOTAL EQUITY	3,052,562,000		2,936,414,000
TOTAL LIABILITIES AND EQUITY	10,507,668,000		10,299,507,000
Indiana Michigan Power Co [Member]
Current Assets
Cash and Cash Equivalents	1,562,000		1,020,000
Advances to Affiliates	116,977,000		95,714,000
Accounts Receivable:
Customers	61,776,000		72,461,000
Affiliated Companies	79,886,000		90,980,000
Accrued Unbilled Revenues	11,218,000		14,780,000
Miscellaneous	12,260,000		22,685,000
Allowance for Uncollectible Accounts	(229,000)		(1,750,000)
Total Accounts Receivable	164,911,000		199,156,000
Fuel	53,406,000		52,979,000
Materials and Supplies	195,147,000		175,924,000
Risk Management Assets	26,974,000		32,152,000
Accrued Tax Benefits	20,547,000		38,425,000
Regulatory Asset for Under-Recovered Fuel Costs	4,676,000		8,876,000
Deferred Cook Plant Fire Costs	80,000,000		63,809,000
Prepayments and Other Current Assets	62,723,000		35,395,000
TOTAL CURRENT ASSETS	722,247,000		694,574,000
Property, Plant and Equipment
Generation	4,062,733,000		3,932,472,000
Transmission	1,278,236,000		1,224,786,000
Distribution	1,553,358,000		1,481,608,000
Other Property, Plant and Equipment	725,313,000		709,558,000
Construction Work in Progress	341,063,000		236,096,000
Total Property, Plant and Equipment	7,960,703,000		7,584,520,000
Accumulated Depreciation and Amortization	3,232,135,000		3,179,920,000
TOTAL PROPERTY, PLANT AND EQUIPMENT - NET	4,728,568,000		4,404,600,000
Other Noncurrent Assets
Regulatory Assets	540,019,000		602,979,000
Spent Nuclear Fuel and Decommissioning Trusts	1,705,772,000		1,591,732,000
Long-term Risk Management Assets	23,569,000		29,362,000
Deferred Charges and Other Noncurrent Assets	111,364,000		69,309,000
TOTAL OTHER NONCURRENT ASSETS	2,380,724,000		2,293,382,000
TOTAL ASSETS	7,831,539,000		7,392,556,000
Current Liabilities
Accounts Payable	208,701,000		113,063,000
Affiliated Companies	104,631,000		81,102,000
Short-term Debt:
Long-term Debt Due Within One Year	203,953,000		279,075,000
Risk Management Liabilities	31,517,000		16,980,000
Customer Deposits	31,142,000		30,696,000
Accrued Taxes	67,675,000		65,233,000
Accrued Interest	26,859,000		27,798,000
Obligations Under Capital Leases	5,803,000		7,916,000
Regulatory Liability for Over-Recovered Fuel Costs	0		25,000
Other Current Liabilities	122,053,000		117,879,000
TOTAL CURRENT LIABILITIES	796,531,000		731,826,000
Noncurrent Liabilities
Long-term Debt	1,853,713,000		1,778,600,000
Long-term Risk Management Liabilities	13,898,000		18,871,000
Deferred Income Taxes	1,019,160,000		925,712,000
Regulatory Liabilities and Deferred Investment Tax Credits	948,292,000		875,202,000
Asset Retirement Obligations	1,192,313,000		1,013,122,000
Obligations Under Capital Leases	22,842,000		23,117,000
Deferred Credits and Other Noncurrent Liabilities	203,857,000		288,243,000
TOTAL NONCURRENT LIABILITIES	5,231,233,000		4,899,750,000
TOTAL LIABILITIES	6,027,764,000		5,631,576,000
Rate Matters
Commitments and Contingencies
Equity
Common Stock	56,584,000		56,584,000
Paid-in Capital	980,896,000		980,896,000
Retained Earnings	795,178,000		751,721,000
Accumulated Other Comprehensive Income (Loss)	(28,883,000)		(28,221,000)
TOTAL EQUITY	1,803,775,000		1,760,980,000
TOTAL LIABILITIES AND EQUITY	7,831,539,000		7,392,556,000
Ohio Power Co [Member]
Current Assets
Cash and Cash Equivalents	3,640,000		2,095,000
Advances to Affiliates	116,422,000		219,458,000
Accounts Receivable:
Customers	135,954,000		146,432,000
Affiliated Companies	176,590,000		162,830,000
Accrued Unbilled Revenues	57,887,000		19,012,000
Miscellaneous	9,327,000		16,994,000
Allowance for Uncollectible Accounts	(129,000)		(3,563,000)
Total Accounts Receivable	379,629,000		341,705,000
Fuel	328,840,000		262,886,000
Materials and Supplies	186,269,000		201,325,000
Risk Management Assets	44,313,000		54,293,000
Accrued Tax Benefits	17,785,000		11,975,000
Prepayments and Other Current Assets	26,807,000		41,560,000
TOTAL CURRENT ASSETS	1,103,705,000		1,135,297,000
Property, Plant and Equipment
Generation	8,673,296,000		9,502,614,000
Transmission	2,013,737,000		1,948,329,000
Distribution	3,722,745,000		3,545,574,000
Other Property, Plant and Equipment	571,154,000		546,642,000
Construction Work in Progress	354,497,000		354,465,000
Total Property, Plant and Equipment	15,335,429,000		15,897,624,000
Accumulated Depreciation and Amortization	5,242,805,000		5,742,561,000
TOTAL PROPERTY, PLANT AND EQUIPMENT - NET	10,092,624,000		10,155,063,000
Other Noncurrent Assets
Regulatory Assets	1,420,966,000		1,370,504,000
Long-term Risk Management Assets	48,288,000		53,614,000
Deferred Charges and Other Noncurrent Assets	320,026,000		309,775,000
TOTAL OTHER NONCURRENT ASSETS	1,789,280,000		1,733,893,000
TOTAL ASSETS	12,985,609,000		13,024,253,000
Current Liabilities
Accounts Payable	276,220,000		293,730,000
Affiliated Companies	153,222,000		183,898,000
Short-term Debt:
Long-term Debt Due Within One Year	856,000,000		244,500,000
Risk Management Liabilities	24,155,000		36,561,000
Accrued Taxes	467,309,000		450,570,000
Accrued Interest	63,560,000		66,441,000
Obligations Under Capital Leases	14,707,000		14,096,000
Regulatory Liability for Over-Recovered Fuel Costs	14,848,000		0
Other Current Liabilities	263,638,000		238,275,000
TOTAL CURRENT LIABILITIES	2,104,104,000		1,513,975,000
Noncurrent Liabilities
Long-term Debt	2,804,440,000		3,609,648,000
Long-term Debt - Affiliated	200,000,000		200,000,000
Long-term Risk Management Liabilities	25,965,000		17,890,000
Deferred Income Taxes	2,345,850,000		2,245,380,000
Regulatory Liabilities and Deferred Investment Tax Credits	451,071,000		301,124,000
Employee Benefits and Pension Obligations	178,620,000		335,029,000
Obligations Under Capital Leases	36,381,000		40,152,000
Deferred Credits and Other Noncurrent Liabilities	349,850,000		351,029,000
TOTAL NONCURRENT LIABILITIES	6,355,796,000		7,060,100,000
TOTAL LIABILITIES	8,459,900,000		8,574,075,000
Rate Matters
Commitments and Contingencies
Equity
Common Stock	321,201,000		321,201,000
Paid-in Capital	1,744,099,000		1,744,099,000
Retained Earnings	2,626,134,000		2,582,600,000
Accumulated Other Comprehensive Income (Loss)	(165,725,000)		(197,722,000)
TOTAL EQUITY	4,525,709,000		4,450,178,000
TOTAL LIABILITIES AND EQUITY	12,985,609,000		13,024,253,000
Public Service Co of Oklahoma [Member]
Current Assets
Cash and Cash Equivalents	1,367,000		1,413,000
Advances to Affiliates	10,558,000		39,876,000
Accounts Receivable:
Customers	31,047,000		39,977,000
Affiliated Companies	24,751,000		23,079,000
Miscellaneous	6,216,000		8,993,000
Allowance for Uncollectible Accounts	(872,000)		(777,000)
Total Accounts Receivable	61,142,000		71,272,000
Fuel	22,085,000		20,854,000
Materials and Supplies	52,183,000		50,347,000
Risk Management Assets	509,000		565,000
Deferred Income Tax Benefits	7,183,000		7,013,000
Accrued Tax Benefits	11,812,000		6,733,000
Regulatory Asset for Under-Recovered Fuel Costs	0		4,313,000
Prepayments and Other Current Assets	7,633,000		6,440,000
TOTAL CURRENT ASSETS	174,472,000		208,826,000
Property, Plant and Equipment
Generation	1,346,530,000		1,317,948,000
Transmission	706,917,000		692,644,000
Distribution	1,859,557,000		1,762,110,000
Other Property, Plant and Equipment	210,549,000		214,626,000
Construction Work in Progress	95,170,000		70,371,000
Total Property, Plant and Equipment	4,218,723,000		4,057,699,000
Accumulated Depreciation and Amortization	1,278,941,000		1,266,816,000
TOTAL PROPERTY, PLANT AND EQUIPMENT - NET	2,939,782,000		2,790,883,000
Other Noncurrent Assets
Regulatory Assets	202,328,000		266,545,000
Long-term Risk Management Assets	31,000		314,000
Deferred Charges and Other Noncurrent Assets	8,560,000		13,536,000
TOTAL OTHER NONCURRENT ASSETS	210,919,000		280,395,000
TOTAL ASSETS	3,325,173,000		3,280,104,000
Current Liabilities
Accounts Payable	87,050,000		76,607,000
Affiliated Companies	36,189,000		45,029,000
Short-term Debt:
Long-term Debt Due Within One Year	764,000		311,000
Risk Management Liabilities	5,848,000		1,280,000
Customer Deposits	46,533,000		47,493,000
Accrued Taxes	28,024,000		21,660,000
Accrued Interest	12,654,000		12,637,000
Obligations Under Capital Leases	3,636,000		3,761,000
Regulatory Liability for Over-Recovered Fuel Costs	7,945,000		0
Other Current Liabilities	50,684,000		43,586,000
TOTAL CURRENT LIABILITIES	275,691,000		248,603,000
Noncurrent Liabilities
Long-term Debt	949,107,000		947,053,000
Long-term Risk Management Liabilities	31,000		1,330,000
Deferred Income Taxes	740,676,000		726,463,000
Regulatory Liabilities and Deferred Investment Tax Credits	344,817,000		334,812,000
Employee Benefits and Pension Obligations	34,906,000		84,548,000
Obligations Under Capital Leases	8,864,000		11,101,000
Deferred Credits and Other Noncurrent Liabilities	63,667,000		44,490,000
TOTAL NONCURRENT LIABILITIES	2,133,204,000		2,138,696,000
TOTAL LIABILITIES	2,408,895,000		2,387,299,000
Rate Matters
Commitments and Contingencies
Equity
Common Stock	157,230,000		157,230,000
Paid-in Capital	364,037,000		364,037,000
Retained Earnings	388,530,000		364,389,000
Accumulated Other Comprehensive Income (Loss)	6,481,000		7,149,000
TOTAL EQUITY	916,278,000		892,805,000
TOTAL LIABILITIES AND EQUITY	3,325,173,000		3,280,104,000
Southwestern Electric Power Co [Member]
Current Assets
Cash and Cash Equivalents	2,036,000		801,000
Advances to Affiliates	153,829,000		0
Accounts Receivable:
Customers	39,349,000		35,054,000
Affiliated Companies	26,288,000		23,730,000
Miscellaneous	35,514,000		19,370,000
Allowance for Uncollectible Accounts	(2,041,000)		(989,000)
Total Accounts Receivable	99,110,000		77,165,000
Fuel	134,234,000		102,015,000
Materials and Supplies	69,212,000		55,325,000
Risk Management Assets	695,000		445,000
Deferred Income Tax Benefits	101,403,000		8,195,000
Accrued Tax Benefits	9,616,000		1,541,000
Regulatory Asset for Under-Recovered Fuel Costs	8,527,000		10,843,000
Prepayments and Other Current Assets	16,489,000		16,827,000
TOTAL CURRENT ASSETS	595,151,000		273,157,000
Property, Plant and Equipment
Generation	3,888,230,000		2,326,102,000
Transmission	1,115,795,000		988,534,000
Distribution	1,758,988,000		1,675,764,000
Other Property, Plant and Equipment	688,254,000		637,019,000
Construction Work in Progress	99,783,000		1,443,569,000
Total Property, Plant and Equipment	7,551,050,000		7,070,988,000
Accumulated Depreciation and Amortization	2,284,258,000		2,211,912,000
TOTAL PROPERTY, PLANT AND EQUIPMENT - NET	5,266,792,000		4,859,076,000
Other Noncurrent Assets
Regulatory Assets	403,278,000		394,276,000
Long-term Risk Management Assets	0		282,000
Deferred Charges and Other Noncurrent Assets	76,432,000		74,992,000
TOTAL OTHER NONCURRENT ASSETS	479,710,000		469,550,000
TOTAL ASSETS	6,341,653,000		5,601,783,000
Current Liabilities
Advances from Affiliates	0		132,473,000
Accounts Payable	126,768,000		181,268,000
Affiliated Companies	62,835,000		59,201,000
Short-term Debt:
Other Short-term Debt	2,603,000		17,016,000
Long-term Debt Due Within One Year	3,250,000		20,000,000
Risk Management Liabilities	1,128,000		24,359,000
Customer Deposits	69,393,000		52,095,000
Accrued Taxes	31,532,000		44,404,000
Accrued Interest	43,950,000		39,629,000
Obligations Under Capital Leases	17,599,000		15,058,000
Regulatory Liability for Over-Recovered Fuel Costs	16,761,000		5,032,000
Other Current Liabilities	64,997,000		64,413,000
TOTAL CURRENT LIABILITIES	440,816,000		654,948,000
Noncurrent Liabilities
Long-term Debt	2,042,978,000		1,708,637,000
Long-term Risk Management Liabilities	0		221,000
Deferred Income Taxes	1,075,551,000		665,668,000
Regulatory Liabilities and Deferred Investment Tax Credits	476,471,000		428,571,000
Asset Retirement Obligations	78,017,000		65,673,000
Employee Benefits and Pension Obligations	38,240,000		87,159,000
Obligations Under Capital Leases	114,161,000		112,802,000
Deferred Credits and Other Noncurrent Liabilities	53,946,000		64,347,000
TOTAL NONCURRENT LIABILITIES	3,879,364,000		3,133,078,000
TOTAL LIABILITIES	4,320,180,000		3,788,026,000
Rate Matters
Commitments and Contingencies
Equity
Common Stock	135,660,000		135,660,000
Paid-in Capital	674,606,000		674,606,000
Retained Earnings	1,228,806,000		1,029,915,000
Accumulated Other Comprehensive Income (Loss)	(17,860,000)		(26,815,000)
TOTAL COMMON SHAREHOLDER'S EQUITY	2,021,212,000		1,813,366,000
Noncontrolling Interests	261,000		391,000
TOTAL EQUITY	2,021,473,000		1,813,757,000
TOTAL LIABILITIES AND EQUITY	$ 6,341,653,000		$ 5,601,783,000

[1]	Amount of securitized debt for receivables as accounted for under the "Transfers and Servicing" accounting guidance.

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Current Assets
Cash and Cash Equivalents	$ 279,000,000	$ 221,000,000
Other Temporary Investments	324,000,000	294,000,000
Fuel	844,000,000	657,000,000
Property, Plant and Equipment, Gross [Abstract]
Other Property, Plant and Equipment	3,945,000,000	3,780,000,000
Accumulated Depreciation and Amortization	18,691,000,000	18,699,000,000
Current Liabilities
Long-term Debt Due Within One Year	2,171,000,000	1,433,000,000
Noncurrent Liabilities
Long-term Debt	15,586,000,000	15,083,000,000
Equity
Common Stock, Par Value Per Share	$ 6.5	$ 6.5
Common Stock, Shares Authorized	600,000,000	600,000,000
Common Stock, Shares, Issued	506,004,962	503,759,460
Treasury Stock, Shares	20,336,592	20,336,592
Appalachian Power Co [Member]
Current Assets
Cash and Cash Equivalents	3,576,000	2,317,000
Fuel	185,813,000	143,931,000
Property, Plant and Equipment, Gross [Abstract]
Other Property, Plant and Equipment	373,327,000	357,326,000
Accumulated Depreciation and Amortization	3,196,639,000	2,994,016,000
Current Liabilities
Long-term Debt Due Within One Year	574,679,000	594,525,000
Noncurrent Liabilities
Long-term Debt	3,127,763,000	3,131,726,000
Equity
Common Stock, No Par Value
Common Stock, Shares Authorized	30,000,000	30,000,000
Common Stock, Shares Outstanding	13,499,500	13,499,500
Indiana Michigan Power Co [Member]
Current Assets
Cash and Cash Equivalents	1,562,000	1,020,000
Fuel	53,406,000	52,979,000
Property, Plant and Equipment, Gross [Abstract]
Other Property, Plant and Equipment	725,313,000	709,558,000
Accumulated Depreciation and Amortization	3,232,135,000	3,179,920,000
Current Liabilities
Long-term Debt Due Within One Year	203,953,000	279,075,000
Noncurrent Liabilities
Long-term Debt	1,853,713,000	1,778,600,000
Equity
Common Stock, No Par Value
Common Stock, Shares Authorized	2,500,000	2,500,000
Common Stock, Shares Outstanding	1,400,000	1,400,000
Indiana Michigan Power Co [Member] | DCC Fuel [Member]
Current Liabilities
Long-term Debt Due Within One Year	119,890,000	101,620,000
Ohio Power Co [Member]
Current Assets
Cash and Cash Equivalents	3,640,000	2,095,000
Fuel	328,840,000	262,886,000
Property, Plant and Equipment, Gross [Abstract]
Other Property, Plant and Equipment	571,154,000	546,642,000
Accumulated Depreciation and Amortization	5,242,805,000	5,742,561,000
Current Liabilities
Long-term Debt Due Within One Year	856,000,000	244,500,000
Noncurrent Liabilities
Long-term Debt	2,804,440,000	3,609,648,000
Equity
Common Stock, No Par Value
Common Stock, Shares Authorized	40,000,000	40,000,000
Common Stock, Shares Outstanding	27,952,473	27,952,473
Public Service Co of Oklahoma [Member]
Current Assets
Cash and Cash Equivalents	1,367,000	1,413,000
Fuel	22,085,000	20,854,000
Property, Plant and Equipment, Gross [Abstract]
Other Property, Plant and Equipment	210,549,000	214,626,000
Accumulated Depreciation and Amortization	1,278,941,000	1,266,816,000
Current Liabilities
Long-term Debt Due Within One Year	764,000	311,000
Noncurrent Liabilities
Long-term Debt	949,107,000	947,053,000
Equity
Common Stock, Par Value Per Share	$ 15	$ 15
Common Stock, Shares Authorized	11,000,000	11,000,000
Common Stock, Shares, Issued	10,482,000	10,482,000
Common Stock, Shares Outstanding	9,013,000	9,013,000
Southwestern Electric Power Co [Member]
Current Assets
Cash and Cash Equivalents	2,036,000	801,000
Fuel	134,234,000	102,015,000
Property, Plant and Equipment, Gross [Abstract]
Other Property, Plant and Equipment	688,254,000	637,019,000
Accumulated Depreciation and Amortization	2,284,258,000	2,211,912,000
Current Liabilities
Long-term Debt Due Within One Year	3,250,000	20,000,000
Noncurrent Liabilities
Long-term Debt	2,042,978,000	1,708,637,000
Equity
Common Stock, Par Value Per Share	$ 18	$ 18
Common Stock, Shares Authorized	7,600,000	7,600,000
Common Stock, Shares Outstanding	7,536,640	7,536,640
Southwestern Electric Power Co [Member] | Sabine Mining Co [Member]
Current Assets
Fuel	42,084,000	32,651,000
Property, Plant and Equipment, Gross [Abstract]
Other Property, Plant and Equipment	287,032,000	232,948,000
Accumulated Depreciation and Amortization	116,597,000	103,586,000
Subsidiaries [Member]
Current Assets
Other Temporary Investments	311,000,000	281,000,000
Current Liabilities
Long-term Debt Due Within One Year	367,000,000	293,000,000
Noncurrent Liabilities
Long-term Debt	$ 2,227,000,000	$ 1,674,000,000

Consolidated Statements of Cash Flows (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating Activites
Net Income (Loss)	$ 1,262,000,000	$ 1,949,000,000	$ 1,218,000,000
Adjustments to Reconcile Net Income to Net Cash Flows from (Used for) Operating Activities:
Depreciation and Amortization	1,782,000,000	1,655,000,000	1,641,000,000
Deferred Income Taxes	636,000,000	794,000,000	809,000,000
Gain on Settlement with BOA and Enron	0	(51,000,000)	0
Settlement of Litigation with BOA and Enron	0	(211,000,000)	0
Extraordinary Item, Net of Tax	0	(373,000,000)	0
Asset Impairments and Other Related Charges	300,000,000	139,000,000	0
Carrying Costs Income	(53,000,000)	(393,000,000)	(70,000,000)
Allowance for Equity Funds Used During Construction	(93,000,000)	(98,000,000)	(77,000,000)
Mark-to-Market of Risk Management Contracts	57,000,000	37,000,000	30,000,000
Amortization of Nuclear Fuel	136,000,000	137,000,000	139,000,000
Pension Contributions to Qualified Plan Trust	(200,000,000)	(450,000,000)	(500,000,000)
Property Taxes	(19,000,000)	(15,000,000)	(21,000,000)
Fuel Over/Under-Recovery, Net	157,000,000	(25,000,000)	(253,000,000)
Change in Other Noncurrent Assets	(236,000,000)	(112,000,000)	(89,000,000)
Change in Other Noncurrent Liabilities	127,000,000	307,000,000	202,000,000
Changes in Certain Components of Working Capital:
Accounts Receivable, Net	(16,000,000)	107,000,000	(866,000,000)
Fuel, Materials and Supplies	(224,000,000)	176,000,000	221,000,000
Accounts Payable	(60,000,000)	(44,000,000)	(36,000,000)
Accrued Taxes, Net	174,000,000	193,000,000	179,000,000
Other Current Assets	(3,000,000)	37,000,000	73,000,000
Other Current Liabilities	77,000,000	29,000,000	62,000,000
Net Cash Flows from (Used for) Operating Activities	3,804,000,000	3,788,000,000	2,662,000,000
Investing Activities
Construction Expenditures	(3,025,000,000)	(2,669,000,000)	(2,345,000,000)
Change in Other Temporary Investments, Net	(27,000,000)	8,000,000	(4,000,000)
Purchases of Investment Securities	(1,047,000,000)	(1,321,000,000)	(1,918,000,000)
Sales of Investment Securities	988,000,000	1,379,000,000	1,817,000,000
Acquisitions of Nuclear Fuel	(107,000,000)	(106,000,000)	(91,000,000)
Acquisitions of Assets	(94,000,000)	(19,000,000)	(155,000,000)
Acquisition of Cushion Gas from BOA	0	(214,000,000)	0
Proceeds from Sales of Assets	18,000,000	123,000,000	187,000,000
Other Investing Activities	(97,000,000)	(71,000,000)	(14,000,000)
Net Cash Flows from (Used for) Investing Activities	(3,391,000,000)	(2,890,000,000)	(2,523,000,000)
Financing Activities
Issuance of Common Stock, Net	83,000,000	92,000,000	93,000,000
Issuance of Long-term Debt	2,856,000,000	1,328,000,000	1,270,000,000
Credit Facility Borrowings	25,000,000	488,000,000	565,000,000
Change in Short-term Debt, Net	(654,000,000)	744,000,000	770,000,000
Retirement of Long-term Debt	(1,643,000,000)	(1,665,000,000)	(1,993,000,000)
Retirement of Cumulative Preferred Stock	0	(64,000,000)	0
Credit Facility Repayments	(40,000,000)	(928,000,000)	(115,000,000)
Principal Payments for Capital Lease Obligations	(71,000,000)	(71,000,000)	(95,000,000)
Dividends Paid on Common Stock	(916,000,000)	(898,000,000)	(824,000,000)
Dividends Paid on Cumulative Preferred Stock	0	(2,000,000)	(3,000,000)
Other Financing Activities	5,000,000	5,000,000	(3,000,000)
Net Cash Flows from (Used for) Financing Activities	(355,000,000)	(971,000,000)	(335,000,000)
Net Increase (Decrease) in Cash and Cash Equivalents	58,000,000	(73,000,000)	(196,000,000)
Cash and Cash Equivalents at Beginning of Period	221,000,000	294,000,000	490,000,000
Cash and Cash Equivalents at End of Period	279,000,000	221,000,000	294,000,000
Supplementary Information
Cash Paid for Interest, Net of Capitalized Amounts	931,000,000	900,000,000	958,000,000
Net Cash Paid (Received) for Income Taxes	(82,000,000)	(118,000,000)	(268,000,000)
Noncash Acquisitions Under Capital Leases	63,000,000	54,000,000	225,000,000
Construction Expenditures Included in Current Liabilities as of December 31,	439,000,000	380,000,000	267,000,000
Noncash Assumption of Liabilities Related to Acquisitions	56,000,000	0	0
Acquisition of Nuclear Fuel Included in Current Liabilities as of December 31,	35,000,000	1,000,000	0
Expected Reimbursement for Spent Nuclear Fuel Dry Cask Storage	30,000,000	0	0
Appalachian Power Co [Member]
Operating Activites
Net Income (Loss)	257,503,000	162,758,000	136,668,000
Adjustments to Reconcile Net Income to Net Cash Flows from (Used for) Operating Activities:
Depreciation and Amortization	344,293,000	270,529,000	304,192,000
Deferred Income Taxes	138,460,000	107,565,000	144,413,000
Carrying Costs Income	(24,602,000)	(13,433,000)	(33,080,000)
Deferral of Storm Costs	(87,992,000)	(16,324,000)	(25,225,000)
Allowance for Equity Funds Used During Construction	(1,684,000)	(9,212,000)	(2,967,000)
Mark-to-Market of Risk Management Contracts	10,130,000	(26,000)	29,182,000
Pension Contributions to Qualified Plan Trust	(25,199,000)	(60,312,000)	(36,784,000)
Fuel Over/Under-Recovery, Net	96,774,000	(9,589,000)	(13,356,000)
Change in Regulatory Assets	(31,104,000)	(3,031,000)	63,700,000
Change in Other Noncurrent Assets	(21,724,000)	(2,402,000)	(15,668,000)
Change in Other Noncurrent Liabilities	24,206,000	10,392,000	1,757,000
Changes in Certain Components of Working Capital:
Accounts Receivable, Net	42,161,000	59,352,000	(63,426,000)
Fuel, Materials and Supplies	(40,268,000)	80,191,000	116,530,000
Accounts Payable	12,547,000	(60,843,000)	(16,823,000)
Accrued Taxes, Net	(14,396,000)	71,610,000	76,881,000
Other Current Assets	3,706,000	15,570,000	1,287,000
Other Current Liabilities	7,234,000	3,933,000	(11,717,000)
Net Cash Flows from (Used for) Operating Activities	690,045,000	606,728,000	655,564,000
Investing Activities
Construction Expenditures	(469,052,000)	(463,077,000)	(534,334,000)
Change in Advances to Affiliates, Net	(1,016,000)	(22,008,000)	0
Acquisitions of Assets	(1,183,000)	(302,512,000)	(2,485,000)
Other Investing Activities	8,392,000	15,096,000	12,871,000
Net Cash Flows from (Used for) Investing Activities	(462,859,000)	(772,501,000)	(523,948,000)
Financing Activities
Capital Contribution from Parent	0	100,000,000	0
Issuance of Long-term Debt	339,374,000	739,393,000	363,726,000
Change in Advances from Affiliates, Net	(24,283,000)	69,917,000	(101,215,000)
Retirement of Long-term Debt	(364,875,000)	(579,672,000)	(200,019,000)
Retirement of Long-term Debt - Affiliated	0	0	(100,000,000)
Retirement of Cumulative Preferred Stock	0	(19,517,000)	(4,000)
Principal Payments for Capital Lease Obligations	(6,496,000)	(7,447,000)	(7,001,000)
Dividends Paid on Common Stock	(170,000,000)	(135,000,000)	(88,000,000)
Dividends Paid on Cumulative Preferred Stock	0	(732,000)	(799,000)
Other Financing Activities	353,000	197,000	641,000
Net Cash Flows from (Used for) Financing Activities	(225,927,000)	167,139,000	(132,671,000)
Net Increase (Decrease) in Cash and Cash Equivalents	1,259,000	1,366,000	(1,055,000)
Cash and Cash Equivalents at Beginning of Period	2,317,000	951,000	2,006,000
Cash and Cash Equivalents at End of Period	3,576,000	2,317,000	951,000
Supplementary Information
Cash Paid for Interest, Net of Capitalized Amounts	200,383,000	198,465,000	202,884,000
Net Cash Paid (Received) for Income Taxes	31,418,000	(66,520,000)	(153,205,000)
Noncash Acquisitions Under Capital Leases	3,366,000	2,692,000	22,772,000
Government Grants Included in Accounts Receivable as of December 31,	0	1,048,000	1,049,000
Construction Expenditures Included in Current Liabilities as of December 31,	62,177,000	65,308,000	66,048,000
Indiana Michigan Power Co [Member]
Operating Activites
Net Income (Loss)	118,457,000	149,674,000	126,091,000
Adjustments to Reconcile Net Income to Net Cash Flows from (Used for) Operating Activities:
Depreciation and Amortization	146,619,000	133,394,000	136,443,000
Accretion of Asset Retirement Obligations	11,712,000	11,668,000	11,905,000
Deferred Income Taxes	53,067,000	141,015,000	63,947,000
Amortization (Deferral) of Incremental Nuclear Refueling Outage Expenses, Net	13,899,000	13,244,000	(31,939,000)
Allowance for Equity Funds Used During Construction	(9,724,000)	(15,395,000)	(15,678,000)
Mark-to-Market of Risk Management Contracts	12,164,000	(1,590,000)	4,592,000
Amortization of Nuclear Fuel	135,905,000	136,707,000	139,438,000
Pension Contributions to Qualified Plan Trust	(22,285,000)	(52,588,000)	(71,681,000)
Fuel Over/Under-Recovery, Net	4,175,000	(13,885,000)	(12,589,000)
Change in Other Noncurrent Assets	(2,347,000)	(22,977,000)	(12,597,000)
Change in Other Noncurrent Liabilities	47,097,000	50,371,000	56,592,000
Changes in Certain Components of Working Capital:
Accounts Receivable, Net	34,431,000	57,661,000	(85,072,000)
Fuel, Materials and Supplies	(19,321,000)	40,239,000	(16,564,000)
Accounts Payable	15,959,000	(52,175,000)	46,579,000
Accrued Taxes, Net	16,897,000	15,508,000	77,075,000
Cook Plant Fire Costs	(8,465,000)	18,282,000	87,347,000
Other Current Assets	(2,039,000)	6,409,000	5,056,000
Other Current Liabilities	11,717,000	6,167,000	4,149,000
Net Cash Flows from (Used for) Operating Activities	557,918,000	621,729,000	513,094,000
Investing Activities
Construction Expenditures	(317,284,000)	(301,242,000)	(333,238,000)
Change in Advances to Affiliates, Net	(21,263,000)	(95,714,000)	114,012,000
Purchases of Investment Securities	(1,045,422,000)	(1,166,690,000)	(1,414,473,000)
Sales of Investment Securities	987,550,000	1,110,909,000	1,361,813,000
Acquisitions of Nuclear Fuel	(106,714,000)	(105,703,000)	(90,903,000)
Other Investing Activities	29,324,000	47,169,000	17,105,000
Net Cash Flows from (Used for) Investing Activities	(473,809,000)	(511,271,000)	(345,684,000)
Financing Activities
Issuance of Long-term Debt	217,900,000	185,972,000	152,464,000
Change in Advances from Affiliates, Net	0	(42,769,000)	42,769,000
Retirement of Long-term Debt	(220,212,000)	(160,645,000)	(202,011,000)
Retirement of Long-term Debt - Affiliated	0	0	(25,000,000)
Retirement of Cumulative Preferred Stock	0	(8,470,000)	(3,000)
Principal Payments for Capital Lease Obligations	(6,536,000)	(8,652,000)	(31,180,000)
Dividends Paid on Common Stock	(75,000,000)	(75,000,000)	(105,000,000)
Dividends Paid on Cumulative Preferred Stock	0	(313,000)	(339,000)
Other Financing Activities	281,000	78,000	472,000
Net Cash Flows from (Used for) Financing Activities	(83,567,000)	(109,799,000)	(167,828,000)
Net Increase (Decrease) in Cash and Cash Equivalents	542,000	659,000	(418,000)
Cash and Cash Equivalents at Beginning of Period	1,020,000	361,000	779,000
Cash and Cash Equivalents at End of Period	1,562,000	1,020,000	361,000
Supplementary Information
Cash Paid for Interest, Net of Capitalized Amounts	98,130,000	95,124,000	100,617,000
Net Cash Paid (Received) for Income Taxes	(21,196,000)	(96,452,000)	(71,268,000)
Noncash Acquisitions Under Capital Leases	6,243,000	3,454,000	10,000,000
Construction Expenditures Included in Current Liabilities as of December 31,	112,622,000	42,992,000	21,757,000
Acquisition of Nuclear Fuel Included in Current Liabilities as of December 31,	35,493,000	715,000	308,000
Noncash Increase in Long-term Debt Through the Fort Wayne Lease Settlement	0	26,802,000	0
Expected Reimbursement for Spent Nuclear Fuel Dry Cask Storage	30,332,000	0	0
Ohio Power Co [Member]
Operating Activites
Net Income (Loss)	343,534,000	464,993,000	541,616,000
Adjustments to Reconcile Net Income to Net Cash Flows from (Used for) Operating Activities:
Depreciation and Amortization	511,070,000	545,376,000	513,168,000
Deferred Income Taxes	45,685,000	119,184,000	292,831,000
Asset Impairments and Other Related Charges	287,031,000	89,824,000	0
Carrying Costs Income	(16,942,000)	(53,345,000)	(31,796,000)
Deferral of Storm Costs	(53,453,000)	(8,375,000)	0
Allowance for Equity Funds Used During Construction	(3,492,000)	(5,549,000)	(5,949,000)
Mark-to-Market of Risk Management Contracts	12,143,000	(3,695,000)	25,251,000
Pension Contributions to Qualified Plan Trust	(43,189,000)	(127,884,000)	(58,639,000)
Property Taxes	(3,849,000)	(5,722,000)	(19,324,000)
Fuel Over/Under-Recovery, Net	10,598,000	(727,000)	(131,850,000)
Change in Other Noncurrent Assets	(68,924,000)	(64,867,000)	3,797,000
Change in Other Noncurrent Liabilities	(27,039,000)	85,173,000	(17,079,000)
Changes in Certain Components of Working Capital:
Accounts Receivable, Net	(37,787,000)	116,197,000	(126,071,000)
Fuel, Materials and Supplies	(54,945,000)	79,787,000	66,700,000
Accounts Payable	(63,450,000)	(17,059,000)	72,694,000
Accrued Taxes, Net	41,475,000	36,466,000	131,441,000
Other Current Assets	9,977,000	7,789,000	924,000
Other Current Liabilities	17,669,000	(15,821,000)	53,985,000
Net Cash Flows from (Used for) Operating Activities	906,112,000	1,241,745,000	1,311,699,000
Investing Activities
Construction Expenditures	(517,744,000)	(454,873,000)	(504,702,000)
Change in Advances to Affiliates, Net	103,036,000	(64,756,000)	283,650,000
Acquisitions of Assets	(2,915,000)	(2,229,000)	(5,801,000)
Proceeds from Sales of Assets	7,320,000	47,463,000	14,382,000
Other Investing Activities	10,014,000	29,014,000	26,400,000
Net Cash Flows from (Used for) Investing Activities	(400,289,000)	(445,381,000)	(186,071,000)
Financing Activities
Issuance of Long-term Debt	0	49,748,000	351,824,000
Change in Advances from Affiliates, Net	0	0	(24,202,000)
Retirement of Long-term Debt	(194,500,000)	(165,000,000)	(868,580,000)
Retirement of Long-term Debt - Affiliated	0	0	(100,000,000)
Retirement of Cumulative Preferred Stock	0	(17,831,000)	(7,000)
Principal Payments for Capital Lease Obligations	(10,072,000)	(11,854,000)	(11,617,000)
Dividends Paid on Common Stock	(300,000,000)	(650,000,000)	(469,075,000)
Dividends Paid on Cumulative Preferred Stock	0	(671,000)	(732,000)
Other Financing Activities	294,000	390,000	(5,370,000)
Net Cash Flows from (Used for) Financing Activities	(504,278,000)	(795,218,000)	(1,127,759,000)
Net Increase (Decrease) in Cash and Cash Equivalents	1,545,000	1,146,000	(2,131,000)
Cash and Cash Equivalents at Beginning of Period	2,095,000	949,000	3,080,000
Cash and Cash Equivalents at End of Period	3,640,000	2,095,000	949,000
Supplementary Information
Cash Paid for Interest, Net of Capitalized Amounts	212,753,000	226,711,000	239,984,000
Net Cash Paid (Received) for Income Taxes	69,771,000	81,740,000	(78,268,000)
Noncash Acquisitions Under Capital Leases	8,602,000	5,766,000	33,369,000
Government Grants Included in Accounts Receivable as of December 31,	660,000	1,383,000	9,260,000
Construction Expenditures Included in Current Liabilities as of December 31,	84,321,000	61,428,000	31,939,000
Public Service Co of Oklahoma [Member]
Operating Activites
Net Income (Loss)	114,141,000	124,628,000	72,787,000
Adjustments to Reconcile Net Income to Net Cash Flows from (Used for) Operating Activities:
Depreciation and Amortization	95,180,000	95,915,000	104,929,000
Deferred Income Taxes	48,916,000	61,581,000	92,695,000
Carrying Costs Income	(1,856,000)	(4,033,000)	(3,145,000)
Allowance for Equity Funds Used During Construction	(2,007,000)	(1,317,000)	(804,000)
Mark-to-Market of Risk Management Contracts	3,740,000	1,290,000	160,000
Pension Contributions to Qualified Plan Trust	(12,306,000)	(33,189,000)	(12,848,000)
Fuel Over/Under-Recovery, Net	12,258,000	32,949,000	(88,349,000)
Change in Other Noncurrent Assets	7,436,000	14,883,000	(19,279,000)
Change in Other Noncurrent Liabilities	4,762,000	32,196,000	16,612,000
Changes in Certain Components of Working Capital:
Accounts Receivable, Net	4,422,000	44,414,000	(10,094,000)
Fuel, Materials and Supplies	(3,067,000)	(4,778,000)	(617,000)
Accounts Payable	3,158,000	(20,068,000)	(20,601,000)
Accrued Taxes, Net	5,006,000	19,535,000	(23,605,000)
Other Current Assets	(970,000)	4,855,000	4,446,000
Other Current Liabilities	5,538,000	10,628,000	(18,341,000)
Net Cash Flows from (Used for) Operating Activities	284,351,000	379,489,000	93,946,000
Investing Activities
Construction Expenditures	(224,295,000)	(140,327,000)	(194,896,000)
Change in Advances to Affiliates, Net	29,318,000	(39,876,000)	62,695,000
Other Investing Activities	1,723,000	1,126,000	(368,000)
Net Cash Flows from (Used for) Investing Activities	(193,254,000)	(179,077,000)	(132,569,000)
Financing Activities
Issuance of Long-term Debt	2,395,000	248,909,000	2,240,000
Change in Advances from Affiliates, Net	0	(91,382,000)	91,382,000
Retirement of Long-term Debt	(229,000)	(275,000,000)	0
Retirement of Cumulative Preferred Stock	0	(5,152,000)	(300,000)
Principal Payments for Capital Lease Obligations	(3,481,000)	(4,189,000)	(3,991,000)
Dividends Paid on Common Stock	(90,000,000)	(72,500,000)	(51,026,000)
Dividends Paid on Cumulative Preferred Stock	0	(180,000)	(200,000)
Other Financing Activities	172,000	25,000	192,000
Net Cash Flows from (Used for) Financing Activities	(91,143,000)	(199,469,000)	38,297,000
Net Increase (Decrease) in Cash and Cash Equivalents	(46,000)	943,000	(326,000)
Cash and Cash Equivalents at Beginning of Period	1,413,000	470,000	796,000
Cash and Cash Equivalents at End of Period	1,367,000	1,413,000	470,000
Supplementary Information
Cash Paid for Interest, Net of Capitalized Amounts	52,403,000	37,573,000	57,970,000
Net Cash Paid (Received) for Income Taxes	27,229,000	(16,043,000)	(16,770,000)
Noncash Acquisitions Under Capital Leases	1,542,000	1,078,000	13,794,000
Construction Expenditures Included in Current Liabilities as of December 31,	27,118,000	28,427,000	6,842,000
Southwestern Electric Power Co [Member]
Operating Activites
Net Income (Loss)	202,513,000	165,126,000	146,684,000
Adjustments to Reconcile Net Income to Net Cash Flows from (Used for) Operating Activities:
Depreciation and Amortization	138,778,000	133,229,000	126,901,000
Deferred Income Taxes	260,761,000	16,726,000	81,764,000
Asset Impairments and Other Related Charges	13,000,000	49,000,000	0
Allowance for Equity Funds Used During Construction	(57,054,000)	(48,731,000)	(45,646,000)
Mark-to-Market of Risk Management Contracts	(4,159,000)	1,732,000	4,826,000
Pension Contributions to Qualified Plan Trust	(13,192,000)	(31,263,000)	(29,065,000)
Fuel Over/Under-Recovery, Net	14,045,000	(21,485,000)	(6,089,000)
Change in Regulatory Liabilities	37,955,000	28,031,000	26,671,000
Change in Other Noncurrent Assets	21,309,000	24,519,000	(15,207,000)
Change in Other Noncurrent Liabilities	14,594,000	20,904,000	21,958,000
Changes in Certain Components of Working Capital:
Accounts Receivable, Net	(21,919,000)	20,751,000	(21,507,000)
Fuel, Materials and Supplies	(46,106,000)	(15,168,000)	21,498,000
Accounts Payable	3,813,000	1,168,000	(23,004,000)
Accrued Taxes, Net	(16,057,000)	40,189,000	(18,788,000)
Accrued Interest	4,294,000	(910,000)	6,570,000
Other Current Assets	(387,000)	2,983,000	(3,182,000)
Other Current Liabilities	(7,905,000)	340,000	(1,433,000)
Net Cash Flows from (Used for) Operating Activities	544,283,000	387,141,000	272,951,000
Investing Activities
Construction Expenditures	(542,427,000)	(551,163,000)	(420,485,000)
Change in Advances to Affiliates, Net	(153,829,000)	86,222,000	(34,405,000)
Acquisitions of Assets	(1,091,000)	(8,045,000)	(103,225,000)
Other Investing Activities	2,696,000	2,102,000	4,945,000
Net Cash Flows from (Used for) Investing Activities	(694,651,000)	(470,884,000)	(553,170,000)
Financing Activities
Issuance of Long-term Debt	336,418,000	0	399,394,000
Credit Facility Borrowings	25,123,000	58,435,000	99,688,000
Change in Advances from Affiliates, Net	(132,473,000)	132,473,000	0
Retirement of Long-term Debt	(21,625,000)	(41,135,000)	(53,500,000)
Retirement of Long-term Debt - Affiliated	0	0	(50,000,000)
Retirement of Cumulative Preferred Stock	0	(5,069,000)	(1,000)
Credit Facility Repayments	(39,536,000)	(47,636,000)	(100,361,000)
Principal Payments for Capital Lease Obligations	(16,537,000)	(13,675,000)	(12,183,000)
Dividends Paid on Common Stock	(3,752,000)	(3,811,000)	(3,763,000)
Dividends Paid on Cumulative Preferred Stock	0	(210,000)	(229,000)
Other Financing Activities	3,985,000	3,658,000	1,027,000
Net Cash Flows from (Used for) Financing Activities	151,603,000	83,030,000	280,072,000
Net Increase (Decrease) in Cash and Cash Equivalents	1,235,000	(713,000)	(147,000)
Cash and Cash Equivalents at Beginning of Period	801,000	1,514,000	1,661,000
Cash and Cash Equivalents at End of Period	2,036,000	801,000	1,514,000
Supplementary Information
Cash Paid for Interest, Net of Capitalized Amounts	68,918,000	71,713,000	70,729,000
Net Cash Paid (Received) for Income Taxes	(191,638,000)	(336,000)	8,350,000
Noncash Acquisitions Under Capital Leases	20,547,000	13,334,000	1,593,000
Construction Expenditures Included in Current Liabilities as of December 31,	55,767,000	109,600,000	94,836,000
Noncash Assumption of Liabilities Related to Acquisitions	$ 0	$ 0	$ 8,400,000

Organization and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Organization and Summary of Significant Accounting Policies
AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Our principal business is the generation, transmission and distribution of electric power. The subsidiaries that conduct most of these activities are regulated by the FERC under the Federal Power Act and the Energy Policy Act of 2005 and maintain accounts in accordance with the FERC and other regulatory guidelines. These companies are subject to further regulation with regard to rates and other matters by state regulatory commissions.

We provide electric supply for residential, commercial and industrial customers in Ohio, Illinois and other deregulated electricity markets and also provide energy management solutions throughout the United States, including energy efficiency services through our independent retail electric supplier.

We also engage in wholesale electricity, natural gas and other commodity marketing and risk management activities in the United States and provide various energy-related services. In addition, our operations include nonregulated wind farms and barging operations.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Rates and Service Regulation

Our public utility subsidiaries' rates are regulated by the FERC and state regulatory commissions in our eleven state operating territories. The FERC also regulates our affiliated transactions, including AEPSC intercompany service billings which are generally at cost, under the 2005 Public Utility Holding Company Act and the Federal Power Act. The FERC also has jurisdiction over the issuances and acquisitions of securities of our public utility subsidiaries, the acquisition or sale of certain utility assets and mergers with another electric utility or holding company. For non-power goods and services, the FERC requires that a nonregulated affiliate can bill an affiliated public utility company no more than market while a public utility must bill the higher of cost or market to a nonregulated affiliate. The state regulatory commissions also regulate certain intercompany transactions under various orders and affiliate statutes. Both the FERC and state regulatory commissions are permitted to review and audit the relevant books and records of companies within a public utility holding company system.

The FERC regulates wholesale power markets and wholesale power transactions. Our wholesale power transactions are generally market-based. Wholesale power transactions are cost-based regulated when we negotiate and file a cost-based contract with the FERC or the FERC determines that we have “market power” in the region where the transaction occurs. We have entered into wholesale power supply contracts with various municipalities and cooperatives that are FERC-regulated, cost-based contracts. These contracts are generally formula rate mechanisms, which are trued up to actual costs annually. Our wholesale power transactions in the SPP region are cost-based due to the FERC's finding that PSO and SWEPCo have market power in the SPP region.

The state regulatory commissions regulate all of the distribution operations and rates of our retail public utilities on a cost basis. The state regulatory commissions also regulate the retail generation/power supply operations and rates except in Ohio and the ERCOT region of Texas. The ESP rates in Ohio continue the process of aligning generation/power supply rates over time with market rates. In the ERCOT region of Texas, the generation/supply business is under customer choice and market pricing and is conducted by Texas Retail Electric Providers (REPs). Through our nonregulated subsidiaries, we enter into short and long-term wholesale transactions to buy or sell capacity, energy and ancillary services in the ERCOT market. In addition, these nonregulated subsidiaries control certain wind and coal-fired generation assets, the power from which is marketed and sold in ERCOT. We have no active REPs in ERCOT.

The FERC also regulates our wholesale transmission operations and rates. The FERC claims jurisdiction over retail transmission rates when retail rates are unbundled in connection with restructuring. OPCo's retail transmission rates in Ohio, APCo's retail transmission rates in Virginia, I&M's retail transmission rates in Michigan and TCC's and TNC's retail transmission rates in Texas are unbundled. OPCo's retail transmission rates in Ohio, APCo's retail transmission rates in Virginia and I&M's retail transmission rates in Michigan are based on formula rates included in the PJM OATT that are cost-based. Although TCC's and TNC's retail transmission rates in Texas are unbundled, retail transmission rates are regulated, on a cost basis, by the PUCT. Bundled retail transmission rates are regulated, on a cost basis, by the state commissions. Transmission rates for our seven wholly-owned transmission subsidiaries within our Transmission Operations segment are based on formula rates included in the applicable RTO's OATT that are cost-based.

In addition, the FERC regulates the SIA, the Interconnection Agreement, the CSW Operating Agreement, the System Transmission Integration Agreement, the Transmission Agreement, the Transmission Coordination Agreement and the AEP System Interim Allowance Agreement, all of which allocate shared system costs and revenues to the utility subsidiaries that are parties to each agreement. In October 2012, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and the AEP System Interim Allowance Agreement and approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision is expected from the FERC in mid-2013.

Principles of Consolidation

Our consolidated financial statements include our wholly-owned and majority-owned subsidiaries and VIEs of which we are the primary beneficiary. Intercompany items are eliminated in consolidation. We use the equity method of accounting for equity investments where we exercise significant influence but do not hold a controlling financial interest. Such investments are recorded as Deferred Charges and Other Noncurrent Assets on the balance sheets; equity earnings are included in Equity Earnings of Unconsolidated Subsidiaries on the statements of income. We have ownership interests in generating units that are jointly-owned with nonaffiliated companies. Our proportionate share of the operating costs associated with such facilities is included on the statements of income and our proportionate share of the assets and liabilities are reflected on the balance sheets.

Accounting for the Effects of Cost-Based Regulation

As the owner of rate-regulated electric public utility companies, our financial statements reflect the actions of regulators that result in the recognition of certain revenues and expenses in different time periods than enterprises that are not rate-regulated. In accordance with accounting guidance for “Regulated Operations,” we record regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates. Due to the passage of legislation requiring restructuring and a transition to customer choice and market-based rates, we discontinued the application of “Regulated Operations” accounting treatment for the generation portion of our business in Texas for TNC. OPCo applies “Regulated Operations” accounting treatment only to specifically approved portions of its generation business consisting of fuel and capacity costs.

Use of Estimates

The preparation of these financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include, but are not limited to, inventory valuation, allowance for doubtful accounts, goodwill, intangible and long-lived asset impairment, unbilled electricity revenue, valuation of long-term energy contracts, the effects of regulation, long-lived asset recovery, storm costs, the effects of contingencies and certain assumptions made in accounting for pension and postretirement benefits. The estimates and assumptions used are based upon management's evaluation of the relevant facts and circumstances as of the date of the financial statements. Actual results could ultimately differ from those estimates.

Cash and Cash Equivalents

Cash and Cash Equivalents include temporary cash investments with original maturities of three months or less.

Other Temporary Investments

Other Temporary Investments include funds held by trustees primarily for the payment of securitization bonds, marketable securities that we intend to hold for less than one year and investments by our protected cell of EIS.

We classify our investments in marketable securities as available-for-sale or held-to-maturity in accordance with the provisions of “Investments – Debt and Equity Securities” accounting guidance. We do not have any investments classified as trading.

Available-for-sale securities reflected in Other Temporary Investments are carried at fair value with the unrealized gain or loss, net of tax, reported in AOCI. Held-to-maturity securities reflected in Other Temporary Investments are carried at amortized cost. The cost of securities sold is based on the specific identification or weighted average cost method.

In evaluating potential impairment of securities with unrealized losses, we considered, among other criteria, the current fair value compared to cost, the length of time the security's fair value has been below cost, our intent and ability to retain the investment for a period of time sufficient to allow for any anticipated recovery in value and current economic conditions. See “Fair Value Measurements of Other Temporary Investments” in Note 10.

Inventory

Fossil fuel inventories are generally carried at average cost. Materials and supplies inventories are carried at average cost.

Accounts Receivable

Customer accounts receivable primarily include receivables from wholesale and retail energy customers, receivables from energy contract counterparties related to our risk management activities and customer receivables primarily related to other revenue-generating activities.

We recognize revenue from electric power sales when we deliver power to our customers. To the extent that deliveries have occurred but a bill has not been issued, we accrue and recognize, as Accrued Unbilled Revenues on the balance sheets, an estimate of the revenues for energy delivered since the last billing.

AEP Credit factors accounts receivable on a daily basis, excluding receivables from risk management activities, for I&M, KGPCo, KPCo, OPCo, PSO, SWEPCo and a portion of APCo. Since APCo does not have regulatory authority to sell accounts receivable in its West Virginia regulatory jurisdiction, only a portion of APCo's accounts receivable are sold to AEP Credit. AEP Credit has a receivables securitization agreement with bank conduits. Under the securitization agreement, AEP Credit receives financing from the bank conduits for the interest in the billed and unbilled receivables AEP Credit acquires from affiliated utility subsidiaries.

Allowance for Uncollectible Accounts

Generally, AEP Credit records bad debt expense based upon a 12-month rolling average of bad debt write-offs in proportion to gross accounts receivable purchased from participating AEP subsidiaries. For receivables related to APCo's West Virginia operations, the bad debt reserve is calculated based on a rolling two-year average write-off in proportion to gross accounts receivable. For customer accounts receivables related to our risk management activities, accounts receivables are reviewed for bad debt reserves at a specific counterparty level basis. For the wires business of TCC and TNC, bad debt reserves are calculated using the specific identification of receivable balances greater than 120 days delinquent, and for those balances less than 120 days where the collection is doubtful. For miscellaneous accounts receivable, bad debt expense is recorded for all amounts outstanding 180 days or greater at 100%, unless specifically identified. Miscellaneous accounts receivable items open less than 180 days may be reserved using specific identification for bad debt reserves.

Emission Allowances

In regulated jurisdictions including Ohio through December 31, 2014, we record emission allowances at cost, including the annual SO2 and NOx emission allowance entitlements received at no cost from the Federal EPA. In Ohio, we record allowances expected to be consumed subsequent to December 31, 2014 at the lower of cost or market when our allowances are no longer included in the FAC due to energy auctions of SSO load. We follow the inventory model for these allowances. We record allowances expected to be consumed within one year in Materials and Supplies and allowances with expected consumption beyond one year in Deferred Charges and Other Noncurrent Assets on the balance sheets. We record the consumption of allowances in the production of energy in Fuel and Other Consumables Used for Electric Generation on the statements of income at an average cost. We record allowances held for speculation in Prepayments and Other Current Assets on the balance sheets. We report the purchases and sales of allowances in the Operating Activities section of the statements of cash flows. We record the net margin on sales of emission allowances in Utility Operations Revenue on the statements of income because of its integral nature to the production process of energy and our revenue optimization strategy for our utility operations. The net margin on sales of emission allowances affects the determination of deferred fuel or deferred emission allowance costs and the amortization of regulatory assets for certain jurisdictions.

Property, Plant and Equipment and Equity Investments

Regulated

Electric utility property, plant and equipment for our rate-regulated operations are stated at original cost. Additions, major replacements and betterments are added to the plant accounts. Under the group composite method of depreciation, continuous interim routine replacements of items such as boiler tubes, pumps, motors, etc. result in the original cost, less salvage, being charged to accumulated depreciation. The group composite method of depreciation assumes that on average, asset components are retired at the end of their useful lives and thus there is no gain or loss. The equipment in each primary electric plant account is identified as a separate group. The depreciation rates that are established take into account the past history of interim capital replacements and the amount of salvage received. These rates and the related lives are subject to periodic review. Removal costs are charged to regulatory liabilities. The costs of labor, materials and overhead incurred to operate and maintain our plants are included in operating expenses.

Long-lived assets are required to be tested for impairment when it is determined that the carrying value of the assets may no longer be recoverable or when the assets meet the held-for-sale criteria under the accounting guidance for “Impairment or Disposal of Long-Lived Assets.” When it becomes probable that an asset in service or an asset under construction will be abandoned and regulatory cost recovery has been disallowed, the cost of that asset shall be removed from plant-in-service or CWIP and charged to expense. Equity investments are required to be tested for impairment when it is determined there may be an other-than-temporary loss in value.

The fair value of an asset or investment is the amount at which that asset or investment could be bought or sold in a current transaction between willing parties, as opposed to a forced or liquidation sale. Quoted market prices in active markets are the best evidence of fair value and are used as the basis for the measurement, if available. In the absence of quoted prices for identical or similar assets or investments in active markets, fair value is estimated using various internal and external valuation methods including cash flow analysis and appraisals.

Nonregulated

Our nonregulated operations generally follow the policies of our rate-regulated operations listed above but with the following exceptions. Property, plant and equipment of nonregulated operations and equity investments (included in Deferred Charges and Other Noncurrent Assets) are stated at fair value at acquisition (or as adjusted for any applicable impairments) plus the original cost of property acquired or constructed since the acquisition, less disposals. Normal and routine retirements from the plant accounts, net of salvage, are charged to accumulated depreciation for most nonregulated operations under the group composite method of depreciation. For nonregulated plant assets, a gain or loss would be recorded if the retirement is not considered an interim routine replacement. Removal costs are charged to expense.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

AFUDC represents the estimated cost of borrowed and equity funds used to finance construction projects that is capitalized and recovered through depreciation over the service life of regulated electric utility plant. For nonregulated operations, including generating assets owned by OPCo and certain generating assets in Arkansas and Texas, interest is capitalized during construction in accordance with the accounting guidance for “Capitalization of Interest”. We record the equity component of AFUDC in Allowance for Equity Funds Used During Construction and the debt component of AFUDC as a reduction to Interest Expense.

Valuation of Nonderivative Financial Instruments

The book values of Cash and Cash Equivalents, Accounts Receivable, Accounts Payable and Short-term Debt approximate fair value because of the short-term maturity of these instruments. The book value of the pre-April 1983 spent nuclear fuel disposal liability approximates the best estimate of its fair value.

Fair Value Measurements of Assets and Liabilities

The accounting guidance for “Fair Value Measurements and Disclosures” establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). Where observable inputs are available for substantially the full term of the asset or liability, the instrument is categorized in Level 2. When quoted market prices are not available, pricing may be completed using comparable securities, dealer values, operating data and general market conditions to determine fair value. Valuation models utilize various inputs such as commodity, interest rate and, to a lesser degree, volatility and credit that include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets, market corroborated inputs (i.e. inputs derived principally from, or correlated to, observable market data) and other observable inputs for the asset or liability. Our market risk oversight staff independently monitors our valuation policies and procedures and provides members of the Commercial Operations Risk Committee (CORC) various daily, weekly and monthly reports, regarding compliance with policies and procedures. The CORC consists of our Chief Operating Officer, Chief Financial Officer, Executive Vice President of Energy Supply, Senior Vice President of Commercial Operations and Chief Risk Officer.

For our commercial activities, exchange traded derivatives, namely futures contracts, are generally fair valued based on unadjusted quoted prices in active markets and are classified as Level 1. Level 2 inputs primarily consist of OTC broker quotes in moderately active or less active markets, as well as exchange traded contracts where there is insufficient market liquidity to warrant inclusion in Level 1. We verify our price curves using these broker quotes and classify these fair values within Level 2 when substantially all of the fair value can be corroborated. We typically obtain multiple broker quotes, which are nonbinding in nature, but are based on recent trades in the marketplace. When multiple broker quotes are obtained, we average the quoted bid and ask prices. In certain circumstances, we may discard a broker quote if it is a clear outlier. We use a historical correlation analysis between the broker quoted location and the illiquid locations and if the points are highly correlated we include these locations within Level 2 as well. Certain OTC and bilaterally executed derivative instruments are executed in less active markets with a lower availability of pricing information. Illiquid transactions, complex structured transactions, FTRs and counterparty credit risk may require nonmarket based inputs. Some of these inputs may be internally developed or extrapolated and utilized to estimate fair value. When such inputs have a significant impact on the measurement of fair value, the instrument is categorized as Level 3. The main driver of our contracts being classified as Level 3 is the inability to substantiate our energy price curves in the market. A significant portion of our Level 3 instruments have been economically hedged which greatly limits potential earnings volatility.

We utilize our trustee's external pricing service in our estimate of the fair value of the underlying investments held in the benefit plan and nuclear trusts. Our investment managers review and validate the prices utilized by the trustee to determine fair value. We perform our own valuation testing to verify the fair values of the securities. We receive audit reports of our trustee's operating controls and valuation processes. The trustee uses multiple pricing vendors for the assets held in the trusts.

Assets in the benefits and nuclear trusts, Cash and Cash Equivalents and Other Temporary Investments are classified using the following methods. Equities are classified as Level 1 holdings if they are actively traded on exchanges. Items classified as Level 1 are investments in money market funds, fixed income and equity mutual funds and domestic equity securities. They are valued based on observable inputs primarily unadjusted quoted prices in active markets for identical assets. Items classified as Level 2 are primarily investments in individual fixed income securities and cash equivalents funds. Fixed income securities do not trade on an exchange and do not have an official closing price but their valuation inputs are based on observable market data. Pricing vendors calculate bond valuations using financial models and matrices. The models use observable inputs including yields on benchmark securities, quotes by securities brokers, rating agency actions, discounts or premiums on securities compared to par prices, changes in yields for U.S. Treasury securities, corporate actions by bond issuers, prepayment schedules and histories, economic events and, for certain securities, adjustments to yields to reflect changes in the rate of inflation. Other securities with model-derived valuation inputs that are observable are also classified as Level 2 investments. Investments with unobservable valuation inputs are classified as Level 3 investments. Benefit plan assets included in Level 3 are primarily real estate and private equity investments that are valued using methods requiring judgment including appraisals.

Deferred Fuel Costs

The cost of fuel and related emission allowances and emission control chemicals/consumables is charged to Fuel and Other Consumables Used for Electric Generation expense when the fuel is burned or the allowance or consumable is utilized. The cost of fuel also includes the cost of nuclear fuel burned which is computed primarily on the units-of-production method. In regulated jurisdictions with an active FAC, fuel cost over-recoveries (the excess of fuel revenues billed to customers over applicable fuel costs incurred) are generally deferred as current regulatory liabilities and under-recoveries (the excess of applicable fuel costs incurred over fuel revenues billed to customers) are generally deferred as current regulatory assets. Fuel cost over-recovery and under-recovery balances are classified as noncurrent when there is a phase-in plan or the FAC has been suspended. These deferrals are amortized when refunded or when billed to customers in later months with the state regulatory commissions' review and approval. The amount of an over-recovery or under-recovery can also be affected by actions of the state regulatory commissions. On a routine basis, state regulatory commissions review and/or audit our fuel procurement policies and practices, the fuel cost calculations and FAC deferrals. When a fuel cost disallowance becomes probable, we adjust our FAC deferrals and record provisions for estimated refunds to recognize these probable outcomes.

Changes in fuel costs, including purchased power in Kentucky for KPCo, in Indiana and Michigan for I&M, in Ohio (beginning in 2012 through the ESP related to non-auction standard service offer load served) for OPCo, in Arkansas, Louisiana and Texas for SWEPCo, in Oklahoma for PSO and in Virginia for APCo are reflected in rates in a timely manner generally through the FAC. Changes in fuel costs, including purchased power in Ohio (beginning in 2009 through 2011) for OPCo and in West Virginia for APCo are reflected in rates through FAC phase-in plans. The FAC generally includes some sharing of off-system sales. In West Virginia for APCo, all of the profits from off-system sales are given to customers through the FAC. None of the profits from off-system sales are given to customers through the FAC in Ohio for OPCo. A portion of profits from off-system sales are given to customers through the FAC and other rate mechanisms in Oklahoma for PSO, Arkansas, Louisiana and Texas for SWEPCo, Kentucky for KPCo, Virginia for APCo and in Indiana and Michigan (all areas of Michigan beginning in December 2010) for I&M. Where the FAC or off-system sales sharing mechanism is capped, frozen or non-existent, changes in fuel costs or sharing of off-system sales impacted earnings.

Revenue Recognition

Regulatory Accounting

Our financial statements reflect the actions of regulators that can result in the recognition of revenues and expenses in different time periods than enterprises that are not rate-regulated. Regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) are recorded to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates.

When regulatory assets are probable of recovery through regulated rates, we record them as assets on the balance sheets. We test for probability of recovery at each balance sheet date or whenever new events occur. Examples of new events include the issuance of a regulatory commission order or passage of new legislation. If it is determined that recovery of a regulatory asset is no longer probable, we write off that regulatory asset as a charge against income.

Electricity Supply and Delivery Activities

Revenues are recognized from retail and wholesale electricity sales and electricity transmission and distribution delivery services. For regulated and nonregulated operations, we recognize the revenues on the statements of income upon delivery of the energy to the customer and include unbilled as well as billed amounts. In accordance with the applicable state commission regulatory treatment, PSO and SWEPCo do not record the fuel portion of unbilled revenue.

Most of the power produced at the generation plants of the AEP East Companies is sold to PJM, the RTO operating in the east service territory. We purchase power from PJM to supply our customers. Generally, these power sales and purchases are reported on a net basis as revenues on the statements of income. However, purchases of power in excess of sales to PJM, on an hourly net basis, used to serve retail load are recorded gross as Purchased Electricity for Resale on the statements of income. Other RTOs in which we participate do not function in the same manner as PJM. They function as balancing organizations and not as exchanges.

Physical energy purchases arising from non-derivative contracts are accounted for on a gross basis in Purchased Electricity for Resale on the statements of income. Energy purchases arising from non-trading derivative contracts are recorded based on the transaction's economic substance. Purchases under non-trading derivatives used to serve accrual based obligations are recorded in Purchased Electricity for Resale on the statements of income. All other non-trading derivative purchases are recorded net in revenues.

In general, we record expenses when purchased electricity is received and when expenses are incurred, with the exception of certain power purchase contracts that are derivatives and accounted for using MTM accounting where generation/supply rates are not cost-based regulated. In jurisdictions where the generation/supply business is subject to cost-based regulation, the unrealized MTM amounts are deferred as regulatory assets (for losses) and regulatory liabilities (for gains).

Energy Marketing and Risk Management Activities

We engage in wholesale electricity, coal, natural gas and emission allowances marketing and risk management activities focused on wholesale markets where we own assets and adjacent markets. Our activities include the purchase and sale of energy under forward contracts at fixed and variable prices. These contracts include physical transactions, exchange-traded futures, and to a lesser extent, OTC swaps and options. We engage in certain energy marketing and risk management transactions with RTOs.

We recognize revenues and expenses from wholesale marketing and risk management transactions that are not derivatives upon delivery of the commodity. We use MTM accounting for wholesale marketing and risk management transactions that are derivatives unless the derivative is designated in a qualifying cash flow hedge relationship or a normal purchase or sale. We include unrealized and realized gains and losses on wholesale marketing and risk management transactions that are accounted for using MTM in Revenues on the statements of income on a net basis. In jurisdictions subject to cost-based regulation, we defer unrealized MTM amounts and some realized gains and losses as regulatory assets (for losses) and regulatory liabilities (for gains). We include unrealized MTM gains and losses resulting from derivative contracts on the balance sheets as Risk Management Assets or Liabilities as appropriate.

Certain qualifying wholesale marketing and risk management derivative transactions are designated as hedges of variability in future cash flows as a result of forecasted transactions (cash flow hedge). We initially record the effective portion of the cash flow hedge's gain or loss as a component of AOCI. When the forecasted transaction is realized and affects net income, we subsequently reclassify the gain or loss on the hedge from AOCI into revenues or expenses within the same financial statement line item as the forecasted transaction on the statements of income. Excluding those jurisdictions subject to cost-based regulation, we recognize the ineffective portion of the gain or loss in revenues or expense immediately on the statements of income, depending on the specific nature of the associated hedged risk. In regulated jurisdictions, we defer the ineffective portion as regulatory assets (for losses) and regulatory liabilities (for gains). See “Accounting for Cash Flow Hedging Strategies” section of Note 9.

Barging Activities

AEP River Operations' revenue is recognized based on percentage of voyage completion. The proportion of freight transportation revenue to be recognized is determined by applying a percentage to the contractual charges for such services. The percentage is determined by dividing the number of miles from the loading point to the position of the barge as of the end of the accounting period by the total miles to the destination specified in the customer's freight contract. The position of the barge at accounting period end is determined by our computerized barge tracking system.

Levelization of Nuclear Refueling Outage Costs

In accordance with regulatory orders, I&M defers incremental operation and maintenance costs associated with periodic refueling outages at its Cook Plant and amortizes the costs over the period beginning with the month following the start of each unit's refueling outage and lasting until the end of the month in which the same unit's next scheduled refueling outage begins. I&M adjusts the amortization amount as necessary to ensure full amortization of all deferred costs by the end of the refueling cycle.

Maintenance

We expense maintenance costs as incurred. If it becomes probable that we will recover specifically-incurred costs through future rates, we establish a regulatory asset to match the expensing of those maintenance costs with their recovery in cost-based regulated revenues. In certain regulatory jurisdictions, we defer costs above the level included in base rates and amortize those deferrals commensurate with recovery through rate riders.

Income Taxes and Investment Tax Credits

We use the liability method of accounting for income taxes. Under the liability method, we provide deferred income taxes for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), we record deferred income taxes and establish related regulatory assets and liabilities to match the regulated revenues and tax expense.

We account for investment tax credits under the flow-through method except where regulatory commissions reflect investment tax credits in the rate-making process on a deferral basis. We amortize deferred investment tax credits over the life of the plant investment.

We account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” We classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

Excise Taxes

We act as an agent for some state and local governments and collect from customers certain excise taxes levied by those state or local governments on our customers. We do not recognize these taxes as revenue or expense.

Government Grants

For APCo's commercial scale carbon capture and sequestration facility at the Mountaineer Plant and OPCo's gridSMART® demonstration program, APCo and OPCo are reimbursed by the Department of Energy for allowable costs incurred during the billing period. In addition, AEP built a cyber security operations center that will be used to enhance the capabilities for identifying cyber risks or threats, which was also partially funded by the gridSMART® demonstration grant for OPCo's incurred costs. These reimbursements result in the reduction of Other Operation and Maintenance expenses on the statements of income or a reduction in Construction Work in Progress on the balance sheets.

Debt

We defer gains and losses from the reacquisition of debt used to finance regulated electric utility plants and amortize the deferral over the remaining term of the reacquired debt in accordance with their rate-making treatment unless the debt is refinanced. If we refinance the reacquired debt associated with the regulated business, the reacquisition costs attributable to the portions of the business subject to cost-based regulatory accounting are generally deferred and amortized over the term of the replacement debt consistent with its recovery in rates. Some jurisdictions require that these costs be expensed upon reacquisition. We report gains and losses on the reacquisition of debt for operations not subject to cost-based rate regulation in Interest Expense on the statements of income.

We defer debt discount or premium and debt issuance expenses and amortize generally utilizing the straight-line method over the term of the related debt. The straight-line method approximates the effective interest method and is consistent with the treatment in rates for regulated operations. We include the net amortization expense in Interest Expense on the statements of income.

Goodwill and Intangible Assets

When we acquire businesses, we record the fair value of all assets and liabilities, including intangible assets. To the extent that consideration exceeds the fair value of identified assets, we record goodwill. We do not amortize goodwill and intangible assets with indefinite lives. We test acquired goodwill and other intangible assets with indefinite lives for impairment at least annually at their estimated fair value. We test goodwill at the reporting unit level and other intangibles at the asset level. Fair value is the amount at which an asset or liability could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. Quoted market prices in active markets are the best evidence of fair value and are used as the basis for the measurement, if available. In the absence of quoted prices for identical or similar assets in active markets, we estimate fair value using various internal and external valuation methods. We amortize intangible assets with finite lives over their respective estimated lives to their estimated residual values. We also review the lives of the amortizable intangibles with finite lives on an annual basis.

Investments Held in Trust for Future Liabilities

We have several trust funds with significant investments intended to provide for future payments of pension and OPEB benefits, nuclear decommissioning and spent nuclear fuel disposal. All of our trust funds' investments are diversified and managed in compliance with all laws and regulations. Our investment strategy for trust funds is to use a diversified portfolio of investments to achieve an acceptable rate of return while managing the interest rate sensitivity of the assets relative to the associated liabilities. To minimize investment risk, the trust funds are broadly diversified among classes of assets, investment strategies and investment managers. We regularly review the actual asset allocations and periodically rebalance the investments to targeted allocations when appropriate. Investment policies and guidelines allow investment managers in approved strategies to use financial derivatives to obtain or manage market exposures and to hedge assets and liabilities. The investments are reported at fair value under the “Fair Value Measurements and Disclosures” accounting guidance.

Benefit Plans

All benefit plan assets are invested in accordance with each plan's investment policy. The investment policy outlines the investment objectives, strategies and target asset allocations by plan.

The investment philosophies for our benefit plans support the allocation of assets to minimize risks and optimize net returns. Strategies used include:

  Maintaining a long-term investment horizon.
  Diversifying assets to help control volatility of returns at acceptable levels.
  Managing fees, transaction costs and tax liabilities to maximize investment earnings.
  Using active management of investments where appropriate risk/return opportunities exist.
  Keeping portfolio structure style-neutral to limit volatility compared to applicable benchmarks.
  Using alternative asset classes such as real estate and private equity to maximize return and provide additional portfolio diversification.

The investment policy for the pension fund allocates assets based on the funded status of the pension plan. The objective of the asset allocation policy is to reduce the investment volatility of the plan over time. Generally, more of the investment mix will be allocated to fixed income investments as the plan becomes better funded. Assets will be transferred away from equity investments into fixed income investments based on the market value of plan assets compared to the plan's projected benefit obligation. The current target asset allocations are as follows:

Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

The investment policy for each benefit plan contains various investment limitations. The investment policies establish concentration limits for securities. Investment policies prohibit the benefit trust funds from purchasing securities issued by AEP (with the exception of proportionate and immaterial holdings of AEP securities in passive index strategies). However, our investment policies do not preclude the benefit trust funds from receiving contributions in the form of AEP securities, provided that the AEP securities acquired by each plan may not exceed the limitations imposed by law. Each investment manager's portfolio is compared to a diversified benchmark index.

For equity investments, the limits are as follows:

  No security in excess of 5% of all equities.
  Cash equivalents must be less than 10% of an investment manager's equity portfolio.
  No individual stock may be more than 10% of each manager's equity portfolio.
  No investment in excess of 5% of an outstanding class of any company.
  No securities may be bought or sold on margin or other use of leverage.

For fixed income investments, the concentration limits must not exceed:

  3% in any single issuer
  5% for private placements
  5% for convertible securities
  60% for bonds rated AA+ or lower
  50% for bonds rated A+ or lower
  10% for bonds rated BBB- or lower

For obligations of non-government issuers, the following limitations apply:

  AAA rated debt: a single issuer should account for no more than 5% of the portfolio.
  AA+, AA, AA- rated debt: a single issuer should account for no more than 3% of the portfolio.
  Debt rated A+ or lower: a single issuer should account for no more than 2% of the portfolio.
  No more than 10% of the portfolio may be invested in high yield and emerging market debt combined at any time.

A portion of the pension assets is invested in real estate funds to provide diversification, add return and hedge against inflation. Real estate properties are illiquid, difficult to value and not actively traded. The pension plan uses external real estate investment managers to invest in commingled funds that hold real estate properties. To mitigate investment risk in the real estate portfolio, commingled real estate funds are used to ensure that holdings are diversified by region, property type and risk classification. Real estate holdings include core, value-added and development risk classifications and some investments in Real Estate Investment Trusts (REITs), which are publicly traded real estate securities classified as Level 1.

A portion of the pension assets is invested in private equity. Private equity investments add return and provide diversification and typically require a long-term time horizon to evaluate investment performance. Private equity is classified as an alternative investment because it is illiquid, difficult to value and not actively traded. The pension plan uses limited partnerships and commingled funds to invest across the private equity investment spectrum. Our private equity holdings are with multiple general partners who help monitor the investments and provide investment selection expertise. The holdings are currently comprised of venture capital, buyout and hybrid debt and equity investment instruments. Commingled private equity funds are used to enhance the holdings' diversity.

We participate in a securities lending program with BNY Mellon to provide incremental income on idle assets and to provide income to offset custody fees and other administrative expenses. We lend securities to borrowers approved by BNY Mellon in exchange for cash collateral. All loans are collateralized by at least 102% of the loaned asset's market value and the cash collateral is invested. The difference between the rebate owed to the borrower and the cash collateral rate of return determines the earnings on the loaned security. The securities lending program's objective is providing modest incremental income with a limited increase in risk.

We hold trust owned life insurance (TOLI) underwritten by The Prudential Insurance Company in the OPEB plan trusts. The strategy for holding life insurance contracts in the taxable Voluntary Employees' Beneficiary Association (VEBA) trust is to minimize taxes paid on the asset growth in the trust. Earnings on plan assets are tax-deferred within the TOLI contract and can be tax-free if held until claims are paid. Life insurance proceeds remain in the trust and are used to fund future retiree medical benefit liabilities. With consideration to other investments held in the trust, the cash value of the TOLI contracts is invested in two diversified funds. A portion is invested in a commingled fund with underlying investments in stocks that are actively traded on major international equity exchanges. The other portion of the TOLI cash value is invested in a diversified, commingled fixed income fund with underlying investments in government bonds, corporate bonds and asset-backed securities.

Cash and cash equivalents are held in each trust to provide liquidity and meet short-term cash needs. Cash equivalent funds are used to provide diversification and preserve principal. The underlying holdings in the cash funds are investment grade money market instruments including commercial paper, certificates of deposit, treasury bills and other types of investment grade short-term debt securities. The cash funds are valued each business day and provide daily liquidity.

Nuclear Trust Funds

Nuclear decommissioning and spent nuclear fuel trust funds represent funds that regulatory commissions allow us to collect through rates to fund future decommissioning and spent nuclear fuel disposal liabilities. By rules or orders, the IURC, the MPSC and the FERC established investment limitations and general risk management guidelines. In general, limitations include:

  Acceptable investments (rated investment grade or above when purchased).
  Maximum percentage invested in a specific type of investment.
  Prohibition of investment in obligations of AEP or its affiliates.
  Withdrawals permitted only for payment of decommissioning costs and trust expenses.

We maintain trust records for each regulatory jurisdiction. The trust assets may not be used for another jurisdiction's liabilities. Regulatory approval is required to withdraw decommissioning funds. These funds are managed by external investment managers who must comply with the guidelines and rules of the applicable regulatory authorities. The trust assets are invested to optimize the net of tax earnings of the trust giving consideration to liquidity, risk, diversification and other prudent investment objectives.

We record securities held in these trust funds as Spent Nuclear Fuel and Decommissioning Trusts on the balance sheets. We record these securities at fair value. We classify securities in the trust funds as available-for-sale due to their long-term purpose. Other-than-temporary impairments for investments in both debt and equity securities are considered realized losses as a result of securities being managed by an external investment management firm. The external investment management firm makes specific investment decisions regarding the equity and debt investments held in these trusts and generally intends to sell debt securities in an unrealized loss position as part of a tax optimization strategy. Impairments reduce the cost basis of the securities which will affect any future unrealized gain or realized gain or loss due to the adjusted cost of investment. We record unrealized gains and other-than-temporary impairments from securities in these trust funds as adjustments to the regulatory liability account for the nuclear decommissioning trust funds and to regulatory assets or liabilities for the SNF disposal trust funds in accordance with their treatment in rates. Consequently, changes in fair value of trust assets do not affect earnings or AOCI. See the “Nuclear Contingencies” section of Note 5 for additional discussion of nuclear matters. See “Fair Value Measurements of Trust Assets for Decommissioning and SNF Disposal” section of Note 10 for disclosure of the fair value of assets within the trusts.

Comprehensive Income (Loss)

Comprehensive income (loss) is defined as the change in equity (net assets) of a business enterprise during a period from transactions and other events and circumstances from nonowner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. Comprehensive income (loss) has two components: net income (loss) and other comprehensive income (loss).

Accumulated Other Comprehensive Income (Loss) (AOCI)

AOCI is included on the balance sheets in our equity section. Our components of AOCI as of December 31, 2012 and 2011 are shown in the following table:

	December 31,
Components	2012	2011
	(in millions)
Cash Flow Hedges, Net of Tax	$(38)	$(23)
Securities Available for Sale, Net of Tax	4	2
Amortization of Pension and OPEB Deferred Costs, Net of Tax	112	81
Pension and OPEB Funded Status, Net of Tax	(415)	(530)
Total	$(337)	$(470)

Stock-Based Compensation Plans

As of December 31, 2012, we had stock options, performance units and restricted stock units outstanding under The Amended and Restated American Electric Power System Long-Term Incentive Plan (LTIP). This plan was last approved by shareholders in April 2010.

We maintain a variety of tax qualified and nonqualified deferred compensation plans for employees and non-employee directors that include, among other options, an investment in or an investment return equivalent to that of AEP common stock. This includes career share accounts maintained under the American Electric Power System Stock Ownership Requirement Plan, which facilitates executives in meeting minimum stock ownership requirements assigned to them by the Human Resources Committee of the Board of Directors. Career shares are derived from vested performance units granted to employees under the LTIP. Career shares are equal in value to shares of AEP common stock and do not become payable to executives until after their service ends. Dividends paid on career shares are reinvested as additional career shares.

We compensate our non-employee directors, in part, with stock units under the American Electric Power Company, Inc. Stock Unit Accumulation Plan for Non-Employee Directors. These stock units become payable in cash to directors after their service ends.

In January 2006, we adopted accounting guidance for “Compensation - Stock Compensation” which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors, including stock options, based on estimated fair values.

We recognize compensation expense for all share-based awards with service only vesting conditions granted on or after January 2006 using the straight-line single-option method. Stock-based compensation expense recognized on the statements of income for the years ended December 31, 2012, 2011 and 2010 is based on awards ultimately expected to vest. Therefore, stock-based compensation expense has been reduced to reflect estimated forfeitures. Accounting guidance for “Compensation - Stock Compensation” requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

For the years ended December 31, 2012, 2011 and 2010, compensation expense is included in Net Income for the performance units, career shares, restricted shares, restricted stock units and the non-employee director's stock units. See Note 14 for additional discussion.

Earnings Per Share (EPS)

Shown below are income statement amounts attributable to AEP common shareholders:

	Years Ended December 31,
Amounts Attributable to AEP Common Shareholders	2012	2011	2010
	(in millions)
Income Before Extraordinary Item	$1,259	$1,568	$1,211
Extraordinary Item, Net of Tax	-	373	-
Net Income	$1,259	$1,941	$1,211

Basic earnings per common share is calculated by dividing net earnings available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per common share is calculated by adjusting the weighted average outstanding common shares, assuming conversion of all potentially dilutive stock options and awards.

The following table presents our basic and diluted EPS calculations included on the statements of income:

	Years Ended December 31,
	2012		2011		2010
	(in millions, except per share data)
		$/share		$/share		$/share
Earnings Attributable to AEP Common
Shareholders	$1,259		$1,941		$1,211

Weighted Average Number of Basic Shares
Outstanding	484.7	$2.60	482.2	$4.02	479.4	$2.53
Weighted Average Dilutive Effect of:
Performance Share Units	-	-	-	-	0.1	-
Stock Options	-	-	0.1	-	-	-
Restricted Stock Units	0.4	-	0.2	-	0.1	-
Weighted Average Number of Diluted Shares
Outstanding	485.1	$2.60	482.5	$4.02	479.6	$2.53

Options to purchase 136,250 shares of common stock as of December 31, 2010 were not included in the computation of diluted earnings per share attributable to AEP common shareholders. Since the options' exercise prices were greater than the average market price of the common shares, the effect would have been antidilutive. There were no antidilutive shares outstanding as of December 31, 2012 and 2011.

OPCo Revised Depreciation Rates

Effective December 1, 2011, we revised book depreciation rates for certain of OPCo's generating plants consistent with shortened depreciable lives for the generating units. This change in depreciable lives resulted in a $52 million increase in depreciation expense in 2012.

In the fourth quarter of 2012, OPCo impaired certain generating units, including those discussed above (see Note 6). As a result of this impairment of the full book value of these assets, OPCo ceased depreciation on these generating units effective December 1, 2012.

Supplementary Related Party Information

AEP and several nonaffiliated utility companies jointly own OVEC. As of December 31, 2012, AEP's ownership and investment in OVEC were 43.47% and $4.4 million, respectively.

OVEC's owners are members to an intercompany power agreement. Participants of this agreement are entitled to receive and obligated to pay for all OVEC generating capacity, approximately 2,200 MWs, in proportion to their respective power participation ratios. The aggregate power participation ratio of certain AEP utility subsidiaries is 43.47%. The proceeds from the sale of power by OVEC are designed to be sufficient for OVEC to meet its operating expenses and fixed costs and provide a return on capital. In 2011, the intercompany power agreement was extended until June 2040.

AEP and other nonaffiliated owners authorized environmental investments related to their ownership interests and OVEC's Board of Directors authorized capital expenditures totaling $1.4 billion in connection with the engineering and construction of FGD projects and the associated waste disposal landfills at OVEC's two generating plants. As of December 31, 2012, OVEC completed financing of $1.4 billion required for these environmental projects through debt issuances. As of December 31, 2012, one plant was operating with new environmental controls and the other plant is scheduled to be operational with new environmental controls during the second quarter of 2013.

The following details related party transactions for the years ended December 31, 2012, 2011 and 2010:

	Years Ended December 31,
Related Party Transactions	2012	2011		2010

	(in millions)
AEP Consolidated Revenues – Utility Operations:
OVEC	$-	$-		$(20)	(a)
AEP Consolidated Revenues – Other Revenues:
OVEC – Barging and Other Transportation Services	30	37		29
AEP Consolidated Expenses – Purchased Electricity
for Resale:
OVEC	273	383	(b)	302	(b)

(a)       The parties to the Interconnection Agreement purchased power from OVEC to serve off-system sales through an agreement that began in January 2010 and ended in June 2010.

(b)       The parties to the Interconnection Agreement purchased power from OVEC to serve retail sales in 2011 and 2010. The total amount reported in 2011 and 2010 includes $66 million and $10 million, respectively, related to these agreements.

Supplementary Cash Flow Information

	Years Ended December 31,
Cash Flow Information	2012	2011	2010
	(in millions)
Cash Paid (Received) for:
Interest, Net of Capitalized Amounts	$931	$900	$958
Income Taxes	(82)	(118)	(268)
Noncash Investing and Financing Activities:
Acquisitions Under Capital Leases	63	54	225
Construction Expenditures Included in Current Liabilities as of December 31,	439	380	267
Acquisition of Nuclear Fuel Included in Current Liabilities as of December 31,	35	1	-
Assumption of Liabilities Related to Acquisitions	56	-	-
Expected Reimbursement for Spent Nuclear Fuel Dry Cask Storage	30	-	-

Appalachian Power Co [Member]
Organization and Summary of Significant Accounting Policies
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The principal business conducted by the Registrant Subsidiaries is the generation, transmission and distribution of electric power. These companies are subject to regulation by the FERC under the Federal Power Act and the Energy Policy Act of 2005 and maintain accounts in accordance with the FERC and other regulatory guidelines. These companies are subject to further regulation with regard to rates and other matters by state regulatory commissions.

The Registrant Subsidiaries also engage in wholesale electricity marketing and risk management activities in the United States. I&M provides barging services to both affiliated and nonaffiliated companies. SWEPCo, through consolidated and nonconsolidated affiliates, conducts lignite mining operations to fuel certain of its generation facilities.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Rates and Service Regulation

The Registrant Subsidiaries' rates are regulated by the FERC and state regulatory commissions in the nine state operating territories in which they operate. The FERC also regulates the Registrant Subsidiaries' affiliated transactions, including AEPSC intercompany service billings which are generally at cost, under the 2005 Public Utility Holding Company Act and the Federal Power Act. The FERC also has jurisdiction over the issuances and acquisitions of securities of the public utility subsidiaries, the acquisition or sale of certain utility assets and mergers with another electric utility or holding company. For non-power goods and services, the FERC requires that a nonregulated affiliate can bill an affiliated public utility company no more than market while a public utility must bill the higher of cost or market to a nonregulated affiliate. The state regulatory commissions also regulate certain intercompany transactions under various orders and affiliate statutes. Both the FERC and state regulatory commissions are permitted to review and audit the relevant books and records of companies within a public utility holding company system.

The FERC regulates wholesale power markets and wholesale power transactions. The Registrant Subsidiaries' wholesale power transactions are generally market-based. Wholesale power transactions are cost-based regulated when the Registrant Subsidiaries negotiate and file a cost-based contract with the FERC or the FERC determines that the Registrant Subsidiaries have “market power” in the region where the transaction occurs. The Registrant Subsidiaries have entered into wholesale power supply contracts with various municipalities and cooperatives that are FERC-regulated, cost-based contracts. These contracts are generally formula rate mechanisms, which are trued up to actual costs annually. PSO's and SWEPCo's wholesale power transactions in the SPP region are cost-based due to the FERC's finding that PSO and SWEPCo have market power in the SPP region.

The state regulatory commissions regulate all of the retail distribution operations and rates of the Registrant Subsidiaries on a cost basis. The state regulatory commissions also regulate the retail generation/power supply operations and rates except in Ohio. The ESP rates in Ohio continue the process of aligning generation/power supply rates over time with market rates.

The FERC also regulates the Registrant Subsidiaries' wholesale transmission operations and rates. The FERC claims jurisdiction over retail transmission rates when retail rates are unbundled in connection with restructuring. OPCo's retail transmission rates in Ohio, APCo's retail transmission rates in Virginia and I&M's retail transmission rates in Michigan are unbundled and are based on formula rates included in the PJM OATT that are cost-based. Bundled retail transmission rates are regulated, on a cost basis, by the state commissions.

In addition, the FERC regulates the SIA, the Interconnection Agreement, the CSW Operating Agreement, the System Transmission Integration Agreement, the Transmission Agreement, the Transmission Coordination Agreement and the AEP System Interim Allowance Agreement, all of which allocate shared system costs and revenues to the Registrant Subsidiaries that are parties to each agreement. In October 2012, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and the AEP System Interim Allowance Agreement and approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision is expected from the FERC in mid-2013.

Principles of Consolidation

The consolidated financial statements for APCo include the Registrant Subsidiary and its wholly-owned subsidiaries. The consolidated financial statements for I&M include the Registrant Subsidiary, its wholly-owned subsidiaries and DCC Fuel (substantially-controlled VIEs). The consolidated financial statements for OPCo include the Registrant Subsidiary and a wholly-owned subsidiary. The consolidated financial statements for SWEPCo include the Registrant Subsidiary, a wholly-owned subsidiary and Sabine (a substantially-controlled VIE). Intercompany items are eliminated in consolidation. The Registrant Subsidiaries use the equity method of accounting for equity investments where they exercise significant influence but do not hold a controlling financial interest. Such investments are recorded as Deferred Charges and Other Noncurrent Assets on the balance sheets; equity earnings are included in Equity Earnings of Unconsolidated Subsidiaries on the statements of income. OPCo, PSO and SWEPCo have ownership interests in generating units that are jointly-owned with nonaffiliated companies. The proportionate share of the operating costs associated with such facilities is included in the income statements and the assets and liabilities are reflected in the balance sheets. See Note 14 − Variable Interest Entities.

Accounting for the Effects of Cost-Based Regulation

As rate-regulated electric public utility companies, the Registrant Subsidiaries' financial statements reflect the actions of regulators that result in the recognition of certain revenues and expenses in different time periods than enterprises that are not rate-regulated. In accordance with accounting guidance for “Regulated Operations,” the Registrant Subsidiaries record regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates. Due to the passage of legislation requiring restructuring and a transition to customer choice and market-based rates, OPCo applies “Regulated Operations” accounting treatment only to specifically approved portions of its generation business consisting of fuel and capacity costs.

Use of Estimates

The preparation of these financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include, but are not limited to, inventory valuation, allowance for doubtful accounts, long-lived asset impairment, unbilled electricity revenue, valuation of long-term energy contracts, the effects of regulation, long-lived asset recovery, storm costs, the effects of contingencies and certain assumptions made in accounting for pension and postretirement benefits. The estimates and assumptions used are based upon management's evaluation of the relevant facts and circumstances as of the date of the financial statements. Actual results could ultimately differ from those estimates.

Cash and Cash Equivalents

Cash and Cash Equivalents include temporary cash investments with original maturities of three months or less.

Inventory

Fossil fuel inventories are carried at average cost. Materials and supplies inventories are carried at average cost.

Accounts Receivable

Customer accounts receivable primarily include receivables from wholesale and retail energy customers, receivables from energy contract counterparties related to risk management activities and customer receivables primarily related to other revenue-generating activities.

Revenue is recognized from electric power sales when power is delivered to customers. To the extent that deliveries have occurred but a bill has not been issued, the Registrant Subsidiaries accrue and recognize, as Accrued Unbilled Revenues on the balance sheets, an estimate of the revenues for energy delivered since the last billing.

AEP Credit factors accounts receivable on a daily basis, excluding receivables from risk management activities, through purchase agreements with I&M, OPCo, PSO, SWEPCo and a portion of APCo. Since APCo does not have regulatory authority to sell accounts receivable in its West Virginia regulatory jurisdiction, only a portion of APCo's accounts receivable are sold to AEP Credit. See “Sale of Receivables – AEP Credit” section of Note 12 for additional information.

Allowance for Uncollectible Accounts

Generally, AEP Credit records bad debt expense related to receivables purchased from the Registrant Subsidiaries under a sale of receivables agreement. For receivables related to APCo's West Virginia operations, the bad debt reserve is calculated based on a rolling two-year average write-off in proportion to gross accounts receivable. For customer accounts receivables relating to risk management activities, accounts receivables are reviewed for bad debt reserves at a specific counterparty level basis. For miscellaneous accounts receivable, bad debt expense is recorded for all amounts outstanding 180 days or greater at 100%, unless specifically identified. Miscellaneous accounts receivable items open less than 180 days may be reserved using specific identification for bad debt reserves.

Concentrations of Credit Risk and Significant Customers

The Registrant Subsidiaries do not have any significant customers that comprise 10% or more of their operating revenues as of December 31, 2012.

The Registrant Subsidiaries monitor credit levels and the financial condition of their customers on a continuing basis to minimize credit risk. The regulatory commissions allow recovery in rates for a reasonable level of bad debt costs. Management believes adequate provisions for credit loss have been made in the accompanying Registrant Subsidiary financial statements.

Emission Allowances

The Registrant Subsidiaries in regulated jurisdictions including Ohio through December 31, 2014, record emission allowances at cost, including the annual SO2 and NOx emission allowance entitlements received at no cost from the Federal EPA. OPCo records allowances expected to be consumed subsequent to December 31, 2014 at the lower of cost or market when allowances are no longer included in the FAC due to energy auctions of SSO load. The Registrant Subsidiaries follow the inventory model for these allowances. Allowances expected to be consumed within one year are reported in Materials and Supplies. Allowances with expected consumption beyond one year are included in Deferred Charges and Other Noncurrent Assets. These allowances are consumed in the production of energy and are recorded in Fuel and Other Consumables Used for Electric Generation at an average cost. Allowances held for speculation are included in Prepayments and Other Current Assets. The purchases and sales of allowances are reported in the Operating Activities section of the statements of cash flows. The net margin on sales of emission allowances is included in Electric Generation, Transmission and Distribution Revenues for nonaffiliated transactions and in Sales to AEP Affiliates Revenues for affiliated transactions because of its integral nature to the production process of energy and the Registrant Subsidiaries' revenue optimization strategy for their operations. The net margin on sales of emission allowances affects the determination of deferred fuel or deferred emission allowance costs and the amortization of regulatory assets for certain jurisdictions.

Property, Plant and Equipment and Equity Investments

Regulated

Electric utility property, plant and equipment for rate-regulated operations are stated at original cost. Additions, major replacements and betterments are added to the plant accounts. Under the group composite method of depreciation, continuous interim routine replacements of items such as boiler tubes, pumps, motors, etc. result in the original cost, less salvage, being charged to accumulated depreciation. The group composite method of depreciation assumes that on average, asset components are retired at the end of their useful lives and thus there is no gain or loss. The equipment in each primary electric plant account is identified as a separate group. The depreciation rates that are established take into account the past history of interim capital replacements and the amount of salvage received. These rates and the related lives are subject to periodic review. Removal costs are charged to regulatory liabilities. The costs of labor, materials and overhead incurred to operate and maintain plants are included in operating expenses.

Long-lived assets are required to be tested for impairment when it is determined that the carrying value of the assets may no longer be recoverable or when the assets meet the held-for-sale criteria under the accounting guidance for “Impairment or Disposal of Long-Lived Assets.” When it becomes probable that an asset in service or an asset under construction will be abandoned and regulatory cost recovery has been disallowed, the cost of that asset shall be removed from plant-in-service or CWIP and charged to expense. Equity investments are required to be tested for impairment when it is determined there may be an other-than-temporary loss in value.

The fair value of an asset or investment is the amount at which that asset or investment could be bought or sold in a current transaction between willing parties, as opposed to a forced or liquidation sale. Quoted market prices in active markets are the best evidence of fair value and are used as the basis for the measurement, if available. In the absence of quoted prices for identical or similar assets or investments in active markets, fair value is estimated using various internal and external valuation methods including cash flow analysis and appraisals.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

AFUDC represents the estimated cost of borrowed and equity funds used to finance construction projects that is capitalized and recovered through depreciation over the service life of regulated electric utility plant. For nonregulated operations, including generating assets owned by OPCo and mining operations at SWEPCo, interest is capitalized during construction in accordance with the accounting guidance for “Capitalization of Interest.” The Registrant Subsidiaries record the equity component of AFUDC in Allowance for Equity Funds Used During Construction and the debt component of AFUDC as a reduction to Interest Expense.

Valuation of Nonderivative Financial Instruments

The book values of Cash and Cash Equivalents, Advances to/from Affiliates, Accounts Receivable, Accounts Payable and Short-term Debt approximate fair value because of the short-term maturity of these instruments. The book value of the pre-April 1983 spent nuclear fuel disposal liability for I&M approximates the best estimate of its fair value.

Fair Value Measurements of Assets and Liabilities

The accounting guidance for “Fair Value Measurements and Disclosures” establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). Where observable inputs are available for substantially the full term of the asset or liability, the instrument is categorized in Level 2. When quoted market prices are not available, pricing may be completed using comparable securities, dealer values, operating data and general market conditions to determine fair value. Valuation models utilize various inputs such as commodity, interest rate and, to a lesser degree, volatility and credit that include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets, market corroborated inputs (i.e. inputs derived principally from, or correlated to, observable market data) and other observable inputs for the asset or liability. The AEP System's market risk oversight staff independently monitors its valuation policies and procedures and provides members of the Commercial Operations Risk Committee (CORC) various daily, weekly and monthly reports, regarding compliance with policies and procedures. The CORC consists of AEPSC's Chief Operating Officer, Chief Financial Officer, Executive Vice President of Energy Supply, Senior Vice President of Commercial Operations and Chief Risk Officer.

For commercial activities, exchange traded derivatives, namely futures contracts, are generally fair valued based on unadjusted quoted prices in active markets and are classified as Level 1. Level 2 inputs primarily consist of OTC broker quotes in moderately active or less active markets, as well as exchange traded contracts where there is insufficient market liquidity to warrant inclusion in Level 1. Management verifies price curves using these broker quotes and classifies these fair values within Level 2 when substantially all of the fair value can be corroborated. Management typically obtains multiple broker quotes, which are nonbinding in nature but are based on recent trades in the marketplace. When multiple broker quotes are obtained, the quoted bid and ask prices are averaged. In certain circumstances, a broker quote may be discarded if it is a clear outlier. Management uses a historical correlation analysis between the broker quoted location and the illiquid locations and if the points are highly correlated, these locations are included within Level 2 as well. Certain OTC and bilaterally executed derivative instruments are executed in less active markets with a lower availability of pricing information. Illiquid transactions, complex structured transactions, FTRs and counterparty credit risk may require nonmarket based inputs. Some of these inputs may be internally developed or extrapolated and utilized to estimate fair value. When such inputs have a significant impact on the measurement of fair value, the instrument is categorized as Level 3. The main driver of contracts being classified as Level 3 is the inability to substantiate energy price curves in the market. A significant portion of the Level 3 instruments have been economically hedged which greatly limits potential earnings volatility.

AEP utilizes its trustee's external pricing service to estimate the fair value of the underlying investments held in the benefit plan and nuclear trusts. AEP's investment managers review and validate the prices utilized by the trustee to determine fair value. AEP's management performs its own valuation testing to verify the fair values of the securities. AEP receives audit reports of the trustee's operating controls and valuation processes. The trustee uses multiple pricing vendors for the assets held in the trusts.

Assets in the benefits and nuclear trusts and Other Cash Deposits are classified using the following methods. Equities are classified as Level 1 holdings if they are actively traded on exchanges. Items classified as Level 1 are investments in money market funds, fixed income and equity mutual funds and domestic equity securities. They are valued based on observable inputs primarily unadjusted quoted prices in active markets for identical assets. Items classified as Level 2 are primarily investments in individual fixed income securities and cash equivalents funds. Fixed income securities do not trade on an exchange and do not have an official closing price but their valuation inputs are based on observable market data. Pricing vendors calculate bond valuations using financial models and matrices. The models use observable inputs including yields on benchmark securities, quotes by securities brokers, rating agency actions, discounts or premiums on securities compared to par prices, changes in yields for U.S. Treasury securities, corporate actions by bond issuers, prepayment schedules and histories, economic events and, for certain securities, adjustments to yields to reflect changes in the rate of inflation. Other securities with model-derived valuation inputs that are observable are also classified as Level 2 investments. Investments with unobservable valuation inputs are classified as Level 3 investments. Benefit plan assets included in Level 3 are primarily real estate and private equity investments that are valued using methods requiring judgment including appraisals.

Deferred Fuel Costs

The cost of fuel and related emission allowances and emission control chemicals/consumables is charged to Fuel and Other Consumables Used for Electric Generation expense when the fuel is burned or the allowance or consumable is utilized. The cost of fuel also includes the cost of nuclear fuel burned which is computed primarily on the units-of-production method. In regulated jurisdictions with an active FAC, fuel cost over-recoveries (the excess of fuel revenues billed to customers over applicable fuel costs incurred) are generally deferred as current regulatory liabilities and under-recoveries (the excess of applicable fuel costs incurred over fuel revenues billed to customers) are generally deferred as current regulatory assets. Fuel cost over-recovery and under-recovery balances are classified as noncurrent when there is a phase-in plan or the FAC has been suspended. These deferrals are amortized when refunded or when billed to customers in later months with the state regulatory commissions' review and approval. The amount of an over-recovery or under-recovery can also be affected by actions of the state regulatory commissions. On a routine basis, state regulatory commissions review and/or audit the Registrant Subsidiaries' fuel procurement policies and practices, the fuel cost calculations and FAC deferrals. When a fuel cost disallowance becomes probable, the Registrant Subsidiaries adjust their FAC deferrals and record provisions for estimated refunds to recognize these probable outcomes.

Changes in fuel costs, including purchased power in Indiana and Michigan for I&M, in Ohio (beginning in 2012 through the ESP related to non-auction standard service offer load served) for OPCo, in Arkansas, Louisiana and Texas for SWEPCo, in Oklahoma for PSO and in Virginia for APCo are reflected in rates in a timely manner generally through the FAC. Changes in fuel costs, including purchased power in Ohio (beginning in 2009 through 2011) for OPCo and in West Virginia for APCo are reflected in rates through FAC phase-in plans. The FAC generally includes some sharing of off-system sales. In West Virginia for APCo, all of the profits from off-system sales are given to customers through the FAC. None of the profits from off-system sales are given to customers through the FAC in Ohio for OPCo. A portion of profits from off-system sales are given to customers through the FAC and other rate mechanisms in Oklahoma for PSO, Arkansas, Louisiana and Texas for SWEPCo, Virginia for APCo and in Indiana and Michigan (all areas of Michigan beginning in December 2010) for I&M. Where the FAC or off-system sales sharing mechanism is capped, frozen or non-existent, changes in fuel costs or sharing of off-system sales impacted earnings.

Revenue Recognition

Regulatory Accounting

The financial statements of the Registrant Subsidiaries reflect the actions of regulators that can result in the recognition of revenues and expenses in different time periods than enterprises that are not rate-regulated. Regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) are recorded to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates.

When regulatory assets are probable of recovery through regulated rates, the Registrant Subsidiaries record them as assets on the balance sheets. The Registrant Subsidiaries test for probability of recovery at each balance sheet date or whenever new events occur. Examples of new events include the issuance of a regulatory commission order or passage of new legislation. If it is determined that recovery of a regulatory asset is no longer probable, the Registrant Subsidiaries write off that regulatory asset as a charge against income.

Electricity Supply and Delivery Activities

The Registrant Subsidiaries recognize revenues from retail and wholesale electricity sales and electricity transmission and distribution delivery services. The Registrant Subsidiaries recognize the revenues on the statements of income upon delivery of the energy to the customer and include unbilled as well as billed amounts. In accordance with the applicable state commission regulatory treatment, PSO and SWEPCo do not record the fuel portion of unbilled revenue.

Most of the power produced at the generation plants of the AEP East Companies is sold to PJM, the RTO operating in the east service territory. The AEP East Companies purchase power from PJM to supply power to their customers. Generally, these power sales and purchases are reported on a net basis as revenues on the statements of income. However, purchases of power in excess of sales to PJM, on an hourly net basis, used to serve retail load are recorded gross as Purchased Electricity for Resale on the statements of income. Other RTOs in which the Registrant Subsidiaries participate do not function in the same manner as PJM. They function as balancing organizations and not as exchanges.

Physical energy purchases arising from non-derivative contracts are accounted for on a gross basis in Purchased Electricity for Resale on the statements of income. Energy purchases arising from non-trading derivative contracts are recorded based on the transaction's economic substance. Purchases under non-trading derivatives used to serve accrual based obligations are recorded in Purchased Electricity for Resale on the statements of income. All other non-trading derivative purchases are recorded net in revenues.

In general, the Registrant Subsidiaries record expenses when purchased electricity is received and when expenses are incurred. For certain power purchase contracts that are derivatives and accounted for using MTM accounting, OPCo records these contracts on a net basis in revenues. In other jurisdictions where the generation/supply business is subject to cost-based regulation, the unrealized MTM amounts are deferred as regulatory assets (for losses) and regulatory liabilities (for gains).

Energy Marketing and Risk Management Activities

AEPSC, on behalf of the Registrant Subsidiaries, engages in wholesale electricity, coal, natural gas and emission allowances marketing and risk management activities focused on wholesale markets where the AEP System owns assets and adjacent markets. These activities include the purchase-and-sale of energy under forward contracts at fixed and variable prices. These contracts include physical transactions, exchange-traded futures, and to a lesser extent, OTC swaps and options. Certain energy marketing and risk management transactions are with RTOs.

The Registrant Subsidiaries recognize revenues and expenses from wholesale marketing and risk management transactions that are not derivatives upon delivery of the commodity. The Registrant Subsidiaries use MTM accounting for wholesale marketing and risk management transactions that are derivatives unless the derivative is designated in a qualifying cash flow hedge relationship or a normal purchase or sale. The Registrant Subsidiaries include realized gains and losses on wholesale marketing and risk management transactions in revenues on a net basis. For OPCo, unrealized gains and losses on wholesale marketing and risk management transactions that are accounted for using MTM are included in revenues on a net basis. For APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, unrealized MTM amounts and some realized gains and losses are deferred as regulatory assets (for losses) and regulatory liabilities (for gains). Unrealized MTM gains and losses are included on the balance sheets as Risk Management Assets or Liabilities as appropriate.

Certain qualifying wholesale marketing and risk management derivatives transactions are designated as hedges of variability in future cash flows as a result of forecasted transactions (cash flow hedge). The Registrant Subsidiaries initially record the effective portion of the cash flow hedge's gain or loss as a component of AOCI. When the forecasted transaction is realized and affects net income, the Registrant Subsidiaries subsequently reclassify the gain or loss on the hedge from AOCI into revenues or expenses within the same financial statement line item as the forecasted transaction on their statements of income. For OPCo, the ineffective portion of the gain or loss is recognized in revenues or expense on the income statements immediately. APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, defer the ineffective portion as regulatory assets (for losses) and regulatory liabilities (for gains). See “Accounting for Cash Flow Hedging Strategies” section of Note 8.

Maintenance

The Registrant Subsidiaries expense maintenance costs as incurred. If it becomes probable that the Registrant Subsidiaries will recover specifically-incurred costs through future rates, a regulatory asset is established to match the expensing of those maintenance costs with their recovery in cost-based regulated revenues. In certain regulatory jurisdictions, the Registrant Subsidiaries defer costs above the level included in base rates and amortize those deferrals commensurate with recovery through rate riders.

Income Taxes and Investment Tax Credits

The Registrant Subsidiaries use the liability method of accounting for income taxes. Under the liability method, deferred income taxes are provided for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), deferred income taxes are recorded and related regulatory assets and liabilities are established to match the regulated revenues and tax expense.

Investment tax credits are accounted for under the flow-through method except where regulatory commissions have reflected investment tax credits in the rate-making process on a deferral basis. Investment tax credits that have been deferred are amortized over the life of the plant investment.

The Registrant Subsidiaries account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” The Registrant Subsidiaries classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

Excise Taxes

As agents for some state and local governments, the Registrant Subsidiaries collect from customers certain excise taxes levied by those state or local governments on customers. The Registrant Subsidiaries do not record these taxes as revenue or expense.

Government Grants

For APCo's commercial scale carbon capture and sequestration facility at the Mountaineer Plant and OPCo's gridSMART® demonstration program, APCo and OPCo are reimbursed by the Department of Energy for allowable costs incurred during the billing period. In addition, AEP built a cyber security operations center that will be used to enhance the capabilities for identifying cyber risks or threats, which was also partially funded by the gridSMART® demonstration grant for OPCo's incurred costs. These reimbursements result in the reduction of Other Operation and Maintenance expenses on the statements of income or a reduction in Construction Work in Progress on the balance sheets.

Debt

Gains and losses from the reacquisition of debt used to finance regulated electric utility plants are deferred and amortized over the remaining term of the reacquired debt in accordance with their rate-making treatment unless the debt is refinanced. If the reacquired debt associated with the regulated business is refinanced, the reacquisition costs attributable to the portions of the business that are subject to cost-based regulatory accounting are generally deferred and amortized over the term of the replacement debt consistent with its recovery in rates. Some jurisdictions require that these costs be expensed upon reacquisition. The Registrant Subsidiaries report gains and losses on the reacquisition of debt for operations that are not subject to cost-based rate regulation in Interest Expense.

Debt discount or premium and debt issuance expenses are deferred and amortized generally utilizing the straight-line method over the term of the related debt. The straight-line method approximates the effective interest method and is consistent with the treatment in rates for regulated operations. The net amortization expense is included in Interest Expense.

Investments Held in Trust for Future Liabilities

AEP has several trust funds with significant investments intended to provide for future payments of pension and OPEB benefits, nuclear decommissioning and spent nuclear fuel disposal. All of the trust funds' investments are diversified and managed in compliance with all laws and regulations. The investment strategy for trust funds is to use a diversified portfolio of investments to achieve an acceptable rate of return while managing the interest rate sensitivity of the assets relative to the associated liabilities. To minimize investment risk, the trust funds are broadly diversified among classes of assets, investment strategies and investment managers. Management regularly reviews the actual asset allocations and periodically rebalances the investments to targeted allocations when appropriate. Investment policies and guidelines allow investment managers in approved strategies to use financial derivatives to obtain or manage market exposures and to hedge assets and liabilities. The investments are reported at fair value under the “Fair Value Measurements and Disclosures” accounting guidance.

Benefit Plans

All benefit plan assets are invested in accordance with each plan's investment policy. The investment policy outlines the investment objectives, strategies and target asset allocations by plan.

The investment philosophies for AEP's benefit plans support the allocation of assets to minimize risks and optimize net returns. Strategies used include:

  Maintaining a long-term investment horizon.
  Diversifying assets to help control volatility of returns at acceptable levels.
  Managing fees, transaction costs and tax liabilities to maximize investment earnings.
  Using active management of investments where appropriate risk/return opportunities exist.
  Keeping portfolio structure style-neutral to limit volatility compared to applicable benchmarks.
  Using alternative asset classes such as real estate and private equity to maximize return and provide additional portfolio diversification.

The investment policy for the pension fund allocates assets based on the funded status of the pension plan. The objective of the asset allocation policy is to reduce the investment volatility of the plan over time. Generally, more of the investment mix will be allocated to fixed income investments as the plan becomes better funded. Assets will be transferred away from equity investments into fixed income investments based on the market value of plan assets compared to the plan's projected benefit obligation. The current target asset allocations are as follows:

The investment policy for each benefit plan contains various investment limitations. The investment policies establish concentration limits for securities. Investment policies prohibit the benefit trust funds from purchasing securities issued by AEP (with the exception of proportionate and immaterial holdings of AEP securities in passive index strategies). However, the investment policies do not preclude the benefit trust funds from receiving contributions in the form of AEP securities, provided that the AEP securities acquired by each plan may not exceed the limitations imposed by law. Each investment manager's portfolio is compared to a diversified benchmark index.

For equity investments, the limits are as follows:

  No security in excess of 5% of all equities.
  Cash equivalents must be less than 10% of an investment manager's equity portfolio.
  No individual stock may be more than 10% of each manager's equity portfolio.
  No investment in excess of 5% of an outstanding class of any company.
  No securities may be bought or sold on margin or other use of leverage.

For fixed income investments, the concentration limits must not exceed:

  3% in any single issuer
  5% for private placements
  5% for convertible securities
  60% for bonds rated AA+ or lower
  50% for bonds rated A+ or lower
  10% for bonds rated BBB- or lower

For obligations of non-government issuers, the following limitations apply:

  AAA rated debt: a single issuer should account for no more than 5% of the portfolio.
  AA+, AA, AA- rated debt: a single issuer should account for no more than 3% of the portfolio.
  Debt rated A+ or lower: a single issuer should account for no more than 2% of the portfolio.
  No more than 10% of the portfolio may be invested in high yield and emerging market debt combined at any time.

A portion of the pension assets is invested in real estate funds to provide diversification, add return and hedge against inflation. Real estate properties are illiquid, difficult to value and not actively traded. The pension plan uses external real estate investment managers to invest in commingled funds that hold real estate properties. To mitigate investment risk in the real estate portfolio, commingled real estate funds are used to ensure that holdings are diversified by region, property type and risk classification. Real estate holdings include core, value-added and development risk classifications and some investments in Real Estate Investment Trusts (REITs), which are publicly traded real estate securities classified as Level 1.

A portion of the pension assets is invested in private equity. Private equity investments add return and provide diversification and typically require a long-term time horizon to evaluate investment performance. Private equity is classified as an alternative investment because it is illiquid, difficult to value and not actively traded. The pension plan uses limited partnerships and commingled funds to invest across the private equity investment spectrum. The private equity holdings are with multiple general partners who help monitor the investments and provide investment selection expertise. The holdings are currently comprised of venture capital, buyout and hybrid debt and equity investment instruments. Commingled private equity funds are used to enhance the holdings' diversity.

AEP participates in a securities lending program with BNY Mellon to provide incremental income on idle assets and to provide income to offset custody fees and other administrative expenses. AEP lends securities to borrowers approved by BNY Mellon in exchange for cash collateral. All loans are collateralized by at least 102% of the loaned asset's market value and the cash collateral is invested. The difference between the rebate owed to the borrower and the cash collateral rate of return determines the earnings on the loaned security. The securities lending program's objective is providing modest incremental income with a limited increase in risk.

Trust owned life insurance (TOLI) underwritten by The Prudential Insurance Company is held in the OPEB plan trusts. The strategy for holding life insurance contracts in the taxable Voluntary Employees' Beneficiary Association (VEBA) trust is to minimize taxes paid on the asset growth in the trust. Earnings on plan assets are tax-deferred within the TOLI contract and can be tax-free if held until claims are paid. Life insurance proceeds remain in the trust and are used to fund future retiree medical benefit liabilities. With consideration to other investments held in the trust, the cash value of the TOLI contracts is invested in two diversified funds. A portion is invested in a commingled fund with underlying investments in stocks that are actively traded on major international equity exchanges. The other portion of the TOLI cash value is invested in a diversified, commingled fixed income fund with underlying investments in government bonds, corporate bonds and asset-backed securities.

Cash and cash equivalents are held in each trust to provide liquidity and meet short-term cash needs. Cash equivalent funds are used to provide diversification and preserve principal. The underlying holdings in the cash funds are investment grade money market instruments including commercial paper, certificates of deposit, treasury bills and other types of investment grade short-term debt securities. The cash funds are valued each business day and provide daily liquidity.

Comprehensive Income (Loss)

Comprehensive income (loss) is defined as the change in equity (net assets) of a business enterprise during a period from transactions and other events and circumstances from nonowner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. Comprehensive income (loss) has two components: net income (loss) and other comprehensive income (loss).

Accumulated Other Comprehensive Income (Loss) (AOCI)

AOCI is included on the balance sheets in the equity section. Components of AOCI for the Registrant Subsidiaries as of December 31, 2012 and 2011 are shown in the following table:

	December 31,
	2012	2011
	(in thousands)
Cash Flow Hedges, Net of Tax
APCo	$1,433	$(285)
I&M	(20,093)	(15,284)
OPCo	7,183	7,706
PSO	6,481	7,149
SWEPCo	(15,549)	(15,524)

Amortization of Pension and OPEB Deferred Costs, Net of Tax
APCo	$19,118	$15,521
I&M	4,201	3,088
OPCo	45,938	32,977
SWEPCo	4,778	4,113

Pension and OPEB Funded Status, Net of Tax
APCo	$(50,449)	$(73,779)
I&M	(12,991)	(16,025)
OPCo	(218,846)	(238,405)
SWEPCo	(7,089)	(15,404)

Earnings Per Share (EPS)

The Registrant Subsidiaries are wholly-owned subsidiaries of AEP. Therefore, none are required to report EPS.

Indiana Michigan Power Co [Member]
Organization and Summary of Significant Accounting Policies
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The principal business conducted by the Registrant Subsidiaries is the generation, transmission and distribution of electric power. These companies are subject to regulation by the FERC under the Federal Power Act and the Energy Policy Act of 2005 and maintain accounts in accordance with the FERC and other regulatory guidelines. These companies are subject to further regulation with regard to rates and other matters by state regulatory commissions.

The Registrant Subsidiaries also engage in wholesale electricity marketing and risk management activities in the United States. I&M provides barging services to both affiliated and nonaffiliated companies. SWEPCo, through consolidated and nonconsolidated affiliates, conducts lignite mining operations to fuel certain of its generation facilities.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Rates and Service Regulation

The Registrant Subsidiaries' rates are regulated by the FERC and state regulatory commissions in the nine state operating territories in which they operate. The FERC also regulates the Registrant Subsidiaries' affiliated transactions, including AEPSC intercompany service billings which are generally at cost, under the 2005 Public Utility Holding Company Act and the Federal Power Act. The FERC also has jurisdiction over the issuances and acquisitions of securities of the public utility subsidiaries, the acquisition or sale of certain utility assets and mergers with another electric utility or holding company. For non-power goods and services, the FERC requires that a nonregulated affiliate can bill an affiliated public utility company no more than market while a public utility must bill the higher of cost or market to a nonregulated affiliate. The state regulatory commissions also regulate certain intercompany transactions under various orders and affiliate statutes. Both the FERC and state regulatory commissions are permitted to review and audit the relevant books and records of companies within a public utility holding company system.

The FERC regulates wholesale power markets and wholesale power transactions. The Registrant Subsidiaries' wholesale power transactions are generally market-based. Wholesale power transactions are cost-based regulated when the Registrant Subsidiaries negotiate and file a cost-based contract with the FERC or the FERC determines that the Registrant Subsidiaries have “market power” in the region where the transaction occurs. The Registrant Subsidiaries have entered into wholesale power supply contracts with various municipalities and cooperatives that are FERC-regulated, cost-based contracts. These contracts are generally formula rate mechanisms, which are trued up to actual costs annually. PSO's and SWEPCo's wholesale power transactions in the SPP region are cost-based due to the FERC's finding that PSO and SWEPCo have market power in the SPP region.

The state regulatory commissions regulate all of the retail distribution operations and rates of the Registrant Subsidiaries on a cost basis. The state regulatory commissions also regulate the retail generation/power supply operations and rates except in Ohio. The ESP rates in Ohio continue the process of aligning generation/power supply rates over time with market rates.

The FERC also regulates the Registrant Subsidiaries' wholesale transmission operations and rates. The FERC claims jurisdiction over retail transmission rates when retail rates are unbundled in connection with restructuring. OPCo's retail transmission rates in Ohio, APCo's retail transmission rates in Virginia and I&M's retail transmission rates in Michigan are unbundled and are based on formula rates included in the PJM OATT that are cost-based. Bundled retail transmission rates are regulated, on a cost basis, by the state commissions.

In addition, the FERC regulates the SIA, the Interconnection Agreement, the CSW Operating Agreement, the System Transmission Integration Agreement, the Transmission Agreement, the Transmission Coordination Agreement and the AEP System Interim Allowance Agreement, all of which allocate shared system costs and revenues to the Registrant Subsidiaries that are parties to each agreement. In October 2012, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and the AEP System Interim Allowance Agreement and approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision is expected from the FERC in mid-2013.

Principles of Consolidation

The consolidated financial statements for APCo include the Registrant Subsidiary and its wholly-owned subsidiaries. The consolidated financial statements for I&M include the Registrant Subsidiary, its wholly-owned subsidiaries and DCC Fuel (substantially-controlled VIEs). The consolidated financial statements for OPCo include the Registrant Subsidiary and a wholly-owned subsidiary. The consolidated financial statements for SWEPCo include the Registrant Subsidiary, a wholly-owned subsidiary and Sabine (a substantially-controlled VIE). Intercompany items are eliminated in consolidation. The Registrant Subsidiaries use the equity method of accounting for equity investments where they exercise significant influence but do not hold a controlling financial interest. Such investments are recorded as Deferred Charges and Other Noncurrent Assets on the balance sheets; equity earnings are included in Equity Earnings of Unconsolidated Subsidiaries on the statements of income. OPCo, PSO and SWEPCo have ownership interests in generating units that are jointly-owned with nonaffiliated companies. The proportionate share of the operating costs associated with such facilities is included in the income statements and the assets and liabilities are reflected in the balance sheets. See Note 14 − Variable Interest Entities.

Accounting for the Effects of Cost-Based Regulation

As rate-regulated electric public utility companies, the Registrant Subsidiaries' financial statements reflect the actions of regulators that result in the recognition of certain revenues and expenses in different time periods than enterprises that are not rate-regulated. In accordance with accounting guidance for “Regulated Operations,” the Registrant Subsidiaries record regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates. Due to the passage of legislation requiring restructuring and a transition to customer choice and market-based rates, OPCo applies “Regulated Operations” accounting treatment only to specifically approved portions of its generation business consisting of fuel and capacity costs.

Use of Estimates

The preparation of these financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include, but are not limited to, inventory valuation, allowance for doubtful accounts, long-lived asset impairment, unbilled electricity revenue, valuation of long-term energy contracts, the effects of regulation, long-lived asset recovery, storm costs, the effects of contingencies and certain assumptions made in accounting for pension and postretirement benefits. The estimates and assumptions used are based upon management's evaluation of the relevant facts and circumstances as of the date of the financial statements. Actual results could ultimately differ from those estimates.

Cash and Cash Equivalents

Cash and Cash Equivalents include temporary cash investments with original maturities of three months or less.

Inventory

Fossil fuel inventories are carried at average cost. Materials and supplies inventories are carried at average cost.

Accounts Receivable

Customer accounts receivable primarily include receivables from wholesale and retail energy customers, receivables from energy contract counterparties related to risk management activities and customer receivables primarily related to other revenue-generating activities.

Revenue is recognized from electric power sales when power is delivered to customers. To the extent that deliveries have occurred but a bill has not been issued, the Registrant Subsidiaries accrue and recognize, as Accrued Unbilled Revenues on the balance sheets, an estimate of the revenues for energy delivered since the last billing.

AEP Credit factors accounts receivable on a daily basis, excluding receivables from risk management activities, through purchase agreements with I&M, OPCo, PSO, SWEPCo and a portion of APCo. Since APCo does not have regulatory authority to sell accounts receivable in its West Virginia regulatory jurisdiction, only a portion of APCo's accounts receivable are sold to AEP Credit. See “Sale of Receivables – AEP Credit” section of Note 12 for additional information.

Allowance for Uncollectible Accounts

Generally, AEP Credit records bad debt expense related to receivables purchased from the Registrant Subsidiaries under a sale of receivables agreement. For receivables related to APCo's West Virginia operations, the bad debt reserve is calculated based on a rolling two-year average write-off in proportion to gross accounts receivable. For customer accounts receivables relating to risk management activities, accounts receivables are reviewed for bad debt reserves at a specific counterparty level basis. For miscellaneous accounts receivable, bad debt expense is recorded for all amounts outstanding 180 days or greater at 100%, unless specifically identified. Miscellaneous accounts receivable items open less than 180 days may be reserved using specific identification for bad debt reserves.

Concentrations of Credit Risk and Significant Customers

The Registrant Subsidiaries do not have any significant customers that comprise 10% or more of their operating revenues as of December 31, 2012.

The Registrant Subsidiaries monitor credit levels and the financial condition of their customers on a continuing basis to minimize credit risk. The regulatory commissions allow recovery in rates for a reasonable level of bad debt costs. Management believes adequate provisions for credit loss have been made in the accompanying Registrant Subsidiary financial statements.

Emission Allowances

The Registrant Subsidiaries in regulated jurisdictions including Ohio through December 31, 2014, record emission allowances at cost, including the annual SO2 and NOx emission allowance entitlements received at no cost from the Federal EPA. OPCo records allowances expected to be consumed subsequent to December 31, 2014 at the lower of cost or market when allowances are no longer included in the FAC due to energy auctions of SSO load. The Registrant Subsidiaries follow the inventory model for these allowances. Allowances expected to be consumed within one year are reported in Materials and Supplies. Allowances with expected consumption beyond one year are included in Deferred Charges and Other Noncurrent Assets. These allowances are consumed in the production of energy and are recorded in Fuel and Other Consumables Used for Electric Generation at an average cost. Allowances held for speculation are included in Prepayments and Other Current Assets. The purchases and sales of allowances are reported in the Operating Activities section of the statements of cash flows. The net margin on sales of emission allowances is included in Electric Generation, Transmission and Distribution Revenues for nonaffiliated transactions and in Sales to AEP Affiliates Revenues for affiliated transactions because of its integral nature to the production process of energy and the Registrant Subsidiaries' revenue optimization strategy for their operations. The net margin on sales of emission allowances affects the determination of deferred fuel or deferred emission allowance costs and the amortization of regulatory assets for certain jurisdictions.

Property, Plant and Equipment and Equity Investments

Regulated

Electric utility property, plant and equipment for rate-regulated operations are stated at original cost. Additions, major replacements and betterments are added to the plant accounts. Under the group composite method of depreciation, continuous interim routine replacements of items such as boiler tubes, pumps, motors, etc. result in the original cost, less salvage, being charged to accumulated depreciation. The group composite method of depreciation assumes that on average, asset components are retired at the end of their useful lives and thus there is no gain or loss. The equipment in each primary electric plant account is identified as a separate group. The depreciation rates that are established take into account the past history of interim capital replacements and the amount of salvage received. These rates and the related lives are subject to periodic review. Removal costs are charged to regulatory liabilities. The costs of labor, materials and overhead incurred to operate and maintain plants are included in operating expenses.

Long-lived assets are required to be tested for impairment when it is determined that the carrying value of the assets may no longer be recoverable or when the assets meet the held-for-sale criteria under the accounting guidance for “Impairment or Disposal of Long-Lived Assets.” When it becomes probable that an asset in service or an asset under construction will be abandoned and regulatory cost recovery has been disallowed, the cost of that asset shall be removed from plant-in-service or CWIP and charged to expense. Equity investments are required to be tested for impairment when it is determined there may be an other-than-temporary loss in value.

The fair value of an asset or investment is the amount at which that asset or investment could be bought or sold in a current transaction between willing parties, as opposed to a forced or liquidation sale. Quoted market prices in active markets are the best evidence of fair value and are used as the basis for the measurement, if available. In the absence of quoted prices for identical or similar assets or investments in active markets, fair value is estimated using various internal and external valuation methods including cash flow analysis and appraisals.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

AFUDC represents the estimated cost of borrowed and equity funds used to finance construction projects that is capitalized and recovered through depreciation over the service life of regulated electric utility plant. For nonregulated operations, including generating assets owned by OPCo and mining operations at SWEPCo, interest is capitalized during construction in accordance with the accounting guidance for “Capitalization of Interest.” The Registrant Subsidiaries record the equity component of AFUDC in Allowance for Equity Funds Used During Construction and the debt component of AFUDC as a reduction to Interest Expense.

Valuation of Nonderivative Financial Instruments

The book values of Cash and Cash Equivalents, Advances to/from Affiliates, Accounts Receivable, Accounts Payable and Short-term Debt approximate fair value because of the short-term maturity of these instruments. The book value of the pre-April 1983 spent nuclear fuel disposal liability for I&M approximates the best estimate of its fair value.

Fair Value Measurements of Assets and Liabilities

The accounting guidance for “Fair Value Measurements and Disclosures” establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). Where observable inputs are available for substantially the full term of the asset or liability, the instrument is categorized in Level 2. When quoted market prices are not available, pricing may be completed using comparable securities, dealer values, operating data and general market conditions to determine fair value. Valuation models utilize various inputs such as commodity, interest rate and, to a lesser degree, volatility and credit that include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets, market corroborated inputs (i.e. inputs derived principally from, or correlated to, observable market data) and other observable inputs for the asset or liability. The AEP System's market risk oversight staff independently monitors its valuation policies and procedures and provides members of the Commercial Operations Risk Committee (CORC) various daily, weekly and monthly reports, regarding compliance with policies and procedures. The CORC consists of AEPSC's Chief Operating Officer, Chief Financial Officer, Executive Vice President of Energy Supply, Senior Vice President of Commercial Operations and Chief Risk Officer.

For commercial activities, exchange traded derivatives, namely futures contracts, are generally fair valued based on unadjusted quoted prices in active markets and are classified as Level 1. Level 2 inputs primarily consist of OTC broker quotes in moderately active or less active markets, as well as exchange traded contracts where there is insufficient market liquidity to warrant inclusion in Level 1. Management verifies price curves using these broker quotes and classifies these fair values within Level 2 when substantially all of the fair value can be corroborated. Management typically obtains multiple broker quotes, which are nonbinding in nature but are based on recent trades in the marketplace. When multiple broker quotes are obtained, the quoted bid and ask prices are averaged. In certain circumstances, a broker quote may be discarded if it is a clear outlier. Management uses a historical correlation analysis between the broker quoted location and the illiquid locations and if the points are highly correlated, these locations are included within Level 2 as well. Certain OTC and bilaterally executed derivative instruments are executed in less active markets with a lower availability of pricing information. Illiquid transactions, complex structured transactions, FTRs and counterparty credit risk may require nonmarket based inputs. Some of these inputs may be internally developed or extrapolated and utilized to estimate fair value. When such inputs have a significant impact on the measurement of fair value, the instrument is categorized as Level 3. The main driver of contracts being classified as Level 3 is the inability to substantiate energy price curves in the market. A significant portion of the Level 3 instruments have been economically hedged which greatly limits potential earnings volatility.

AEP utilizes its trustee's external pricing service to estimate the fair value of the underlying investments held in the benefit plan and nuclear trusts. AEP's investment managers review and validate the prices utilized by the trustee to determine fair value. AEP's management performs its own valuation testing to verify the fair values of the securities. AEP receives audit reports of the trustee's operating controls and valuation processes. The trustee uses multiple pricing vendors for the assets held in the trusts.

Assets in the benefits and nuclear trusts and Other Cash Deposits are classified using the following methods. Equities are classified as Level 1 holdings if they are actively traded on exchanges. Items classified as Level 1 are investments in money market funds, fixed income and equity mutual funds and domestic equity securities. They are valued based on observable inputs primarily unadjusted quoted prices in active markets for identical assets. Items classified as Level 2 are primarily investments in individual fixed income securities and cash equivalents funds. Fixed income securities do not trade on an exchange and do not have an official closing price but their valuation inputs are based on observable market data. Pricing vendors calculate bond valuations using financial models and matrices. The models use observable inputs including yields on benchmark securities, quotes by securities brokers, rating agency actions, discounts or premiums on securities compared to par prices, changes in yields for U.S. Treasury securities, corporate actions by bond issuers, prepayment schedules and histories, economic events and, for certain securities, adjustments to yields to reflect changes in the rate of inflation. Other securities with model-derived valuation inputs that are observable are also classified as Level 2 investments. Investments with unobservable valuation inputs are classified as Level 3 investments. Benefit plan assets included in Level 3 are primarily real estate and private equity investments that are valued using methods requiring judgment including appraisals.

Deferred Fuel Costs

The cost of fuel and related emission allowances and emission control chemicals/consumables is charged to Fuel and Other Consumables Used for Electric Generation expense when the fuel is burned or the allowance or consumable is utilized. The cost of fuel also includes the cost of nuclear fuel burned which is computed primarily on the units-of-production method. In regulated jurisdictions with an active FAC, fuel cost over-recoveries (the excess of fuel revenues billed to customers over applicable fuel costs incurred) are generally deferred as current regulatory liabilities and under-recoveries (the excess of applicable fuel costs incurred over fuel revenues billed to customers) are generally deferred as current regulatory assets. Fuel cost over-recovery and under-recovery balances are classified as noncurrent when there is a phase-in plan or the FAC has been suspended. These deferrals are amortized when refunded or when billed to customers in later months with the state regulatory commissions' review and approval. The amount of an over-recovery or under-recovery can also be affected by actions of the state regulatory commissions. On a routine basis, state regulatory commissions review and/or audit the Registrant Subsidiaries' fuel procurement policies and practices, the fuel cost calculations and FAC deferrals. When a fuel cost disallowance becomes probable, the Registrant Subsidiaries adjust their FAC deferrals and record provisions for estimated refunds to recognize these probable outcomes.

Changes in fuel costs, including purchased power in Indiana and Michigan for I&M, in Ohio (beginning in 2012 through the ESP related to non-auction standard service offer load served) for OPCo, in Arkansas, Louisiana and Texas for SWEPCo, in Oklahoma for PSO and in Virginia for APCo are reflected in rates in a timely manner generally through the FAC. Changes in fuel costs, including purchased power in Ohio (beginning in 2009 through 2011) for OPCo and in West Virginia for APCo are reflected in rates through FAC phase-in plans. The FAC generally includes some sharing of off-system sales. In West Virginia for APCo, all of the profits from off-system sales are given to customers through the FAC. None of the profits from off-system sales are given to customers through the FAC in Ohio for OPCo. A portion of profits from off-system sales are given to customers through the FAC and other rate mechanisms in Oklahoma for PSO, Arkansas, Louisiana and Texas for SWEPCo, Virginia for APCo and in Indiana and Michigan (all areas of Michigan beginning in December 2010) for I&M. Where the FAC or off-system sales sharing mechanism is capped, frozen or non-existent, changes in fuel costs or sharing of off-system sales impacted earnings.

Revenue Recognition

Regulatory Accounting

The financial statements of the Registrant Subsidiaries reflect the actions of regulators that can result in the recognition of revenues and expenses in different time periods than enterprises that are not rate-regulated. Regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) are recorded to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates.

When regulatory assets are probable of recovery through regulated rates, the Registrant Subsidiaries record them as assets on the balance sheets. The Registrant Subsidiaries test for probability of recovery at each balance sheet date or whenever new events occur. Examples of new events include the issuance of a regulatory commission order or passage of new legislation. If it is determined that recovery of a regulatory asset is no longer probable, the Registrant Subsidiaries write off that regulatory asset as a charge against income.

Electricity Supply and Delivery Activities

The Registrant Subsidiaries recognize revenues from retail and wholesale electricity sales and electricity transmission and distribution delivery services. The Registrant Subsidiaries recognize the revenues on the statements of income upon delivery of the energy to the customer and include unbilled as well as billed amounts. In accordance with the applicable state commission regulatory treatment, PSO and SWEPCo do not record the fuel portion of unbilled revenue.

Most of the power produced at the generation plants of the AEP East Companies is sold to PJM, the RTO operating in the east service territory. The AEP East Companies purchase power from PJM to supply power to their customers. Generally, these power sales and purchases are reported on a net basis as revenues on the statements of income. However, purchases of power in excess of sales to PJM, on an hourly net basis, used to serve retail load are recorded gross as Purchased Electricity for Resale on the statements of income. Other RTOs in which the Registrant Subsidiaries participate do not function in the same manner as PJM. They function as balancing organizations and not as exchanges.

Physical energy purchases arising from non-derivative contracts are accounted for on a gross basis in Purchased Electricity for Resale on the statements of income. Energy purchases arising from non-trading derivative contracts are recorded based on the transaction's economic substance. Purchases under non-trading derivatives used to serve accrual based obligations are recorded in Purchased Electricity for Resale on the statements of income. All other non-trading derivative purchases are recorded net in revenues.

In general, the Registrant Subsidiaries record expenses when purchased electricity is received and when expenses are incurred. For certain power purchase contracts that are derivatives and accounted for using MTM accounting, OPCo records these contracts on a net basis in revenues. In other jurisdictions where the generation/supply business is subject to cost-based regulation, the unrealized MTM amounts are deferred as regulatory assets (for losses) and regulatory liabilities (for gains).

Energy Marketing and Risk Management Activities

AEPSC, on behalf of the Registrant Subsidiaries, engages in wholesale electricity, coal, natural gas and emission allowances marketing and risk management activities focused on wholesale markets where the AEP System owns assets and adjacent markets. These activities include the purchase-and-sale of energy under forward contracts at fixed and variable prices. These contracts include physical transactions, exchange-traded futures, and to a lesser extent, OTC swaps and options. Certain energy marketing and risk management transactions are with RTOs.

The Registrant Subsidiaries recognize revenues and expenses from wholesale marketing and risk management transactions that are not derivatives upon delivery of the commodity. The Registrant Subsidiaries use MTM accounting for wholesale marketing and risk management transactions that are derivatives unless the derivative is designated in a qualifying cash flow hedge relationship or a normal purchase or sale. The Registrant Subsidiaries include realized gains and losses on wholesale marketing and risk management transactions in revenues on a net basis. For OPCo, unrealized gains and losses on wholesale marketing and risk management transactions that are accounted for using MTM are included in revenues on a net basis. For APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, unrealized MTM amounts and some realized gains and losses are deferred as regulatory assets (for losses) and regulatory liabilities (for gains). Unrealized MTM gains and losses are included on the balance sheets as Risk Management Assets or Liabilities as appropriate.

Certain qualifying wholesale marketing and risk management derivatives transactions are designated as hedges of variability in future cash flows as a result of forecasted transactions (cash flow hedge). The Registrant Subsidiaries initially record the effective portion of the cash flow hedge's gain or loss as a component of AOCI. When the forecasted transaction is realized and affects net income, the Registrant Subsidiaries subsequently reclassify the gain or loss on the hedge from AOCI into revenues or expenses within the same financial statement line item as the forecasted transaction on their statements of income. For OPCo, the ineffective portion of the gain or loss is recognized in revenues or expense on the income statements immediately. APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, defer the ineffective portion as regulatory assets (for losses) and regulatory liabilities (for gains). See “Accounting for Cash Flow Hedging Strategies” section of Note 8.

Levelization of Nuclear Refueling Outage Costs

In accordance with regulatory orders, I&M defers incremental operation and maintenance costs associated with periodic refueling outages at its Cook Plant and amortizes the costs over the period beginning with the month following the start of each unit's refueling outage and lasting until the end of the month in which the same unit's next scheduled refueling outage begins. I&M adjusts the amortization amount as necessary to ensure full amortization of all deferred costs by the end of the refueling cycle.

Maintenance

The Registrant Subsidiaries expense maintenance costs as incurred. If it becomes probable that the Registrant Subsidiaries will recover specifically-incurred costs through future rates, a regulatory asset is established to match the expensing of those maintenance costs with their recovery in cost-based regulated revenues. In certain regulatory jurisdictions, the Registrant Subsidiaries defer costs above the level included in base rates and amortize those deferrals commensurate with recovery through rate riders.

Income Taxes and Investment Tax Credits

The Registrant Subsidiaries use the liability method of accounting for income taxes. Under the liability method, deferred income taxes are provided for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), deferred income taxes are recorded and related regulatory assets and liabilities are established to match the regulated revenues and tax expense.

Investment tax credits are accounted for under the flow-through method except where regulatory commissions have reflected investment tax credits in the rate-making process on a deferral basis. Investment tax credits that have been deferred are amortized over the life of the plant investment.

The Registrant Subsidiaries account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” The Registrant Subsidiaries classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

Excise Taxes

As agents for some state and local governments, the Registrant Subsidiaries collect from customers certain excise taxes levied by those state or local governments on customers. The Registrant Subsidiaries do not record these taxes as revenue or expense.

Debt

Gains and losses from the reacquisition of debt used to finance regulated electric utility plants are deferred and amortized over the remaining term of the reacquired debt in accordance with their rate-making treatment unless the debt is refinanced. If the reacquired debt associated with the regulated business is refinanced, the reacquisition costs attributable to the portions of the business that are subject to cost-based regulatory accounting are generally deferred and amortized over the term of the replacement debt consistent with its recovery in rates. Some jurisdictions require that these costs be expensed upon reacquisition. The Registrant Subsidiaries report gains and losses on the reacquisition of debt for operations that are not subject to cost-based rate regulation in Interest Expense.

Debt discount or premium and debt issuance expenses are deferred and amortized generally utilizing the straight-line method over the term of the related debt. The straight-line method approximates the effective interest method and is consistent with the treatment in rates for regulated operations. The net amortization expense is included in Interest Expense.

Investments Held in Trust for Future Liabilities

AEP has several trust funds with significant investments intended to provide for future payments of pension and OPEB benefits, nuclear decommissioning and spent nuclear fuel disposal. All of the trust funds' investments are diversified and managed in compliance with all laws and regulations. The investment strategy for trust funds is to use a diversified portfolio of investments to achieve an acceptable rate of return while managing the interest rate sensitivity of the assets relative to the associated liabilities. To minimize investment risk, the trust funds are broadly diversified among classes of assets, investment strategies and investment managers. Management regularly reviews the actual asset allocations and periodically rebalances the investments to targeted allocations when appropriate. Investment policies and guidelines allow investment managers in approved strategies to use financial derivatives to obtain or manage market exposures and to hedge assets and liabilities. The investments are reported at fair value under the “Fair Value Measurements and Disclosures” accounting guidance.

Benefit Plans

All benefit plan assets are invested in accordance with each plan's investment policy. The investment policy outlines the investment objectives, strategies and target asset allocations by plan.

The investment philosophies for AEP's benefit plans support the allocation of assets to minimize risks and optimize net returns. Strategies used include:

  Maintaining a long-term investment horizon.
  Diversifying assets to help control volatility of returns at acceptable levels.
  Managing fees, transaction costs and tax liabilities to maximize investment earnings.
  Using active management of investments where appropriate risk/return opportunities exist.
  Keeping portfolio structure style-neutral to limit volatility compared to applicable benchmarks.
  Using alternative asset classes such as real estate and private equity to maximize return and provide additional portfolio diversification.

The investment policy for the pension fund allocates assets based on the funded status of the pension plan. The objective of the asset allocation policy is to reduce the investment volatility of the plan over time. Generally, more of the investment mix will be allocated to fixed income investments as the plan becomes better funded. Assets will be transferred away from equity investments into fixed income investments based on the market value of plan assets compared to the plan's projected benefit obligation. The current target asset allocations are as follows:

The investment policy for each benefit plan contains various investment limitations. The investment policies establish concentration limits for securities. Investment policies prohibit the benefit trust funds from purchasing securities issued by AEP (with the exception of proportionate and immaterial holdings of AEP securities in passive index strategies). However, the investment policies do not preclude the benefit trust funds from receiving contributions in the form of AEP securities, provided that the AEP securities acquired by each plan may not exceed the limitations imposed by law. Each investment manager's portfolio is compared to a diversified benchmark index.

For equity investments, the limits are as follows:

  No security in excess of 5% of all equities.
  Cash equivalents must be less than 10% of an investment manager's equity portfolio.
  No individual stock may be more than 10% of each manager's equity portfolio.
  No investment in excess of 5% of an outstanding class of any company.
  No securities may be bought or sold on margin or other use of leverage.

For fixed income investments, the concentration limits must not exceed:

  3% in any single issuer
  5% for private placements
  5% for convertible securities
  60% for bonds rated AA+ or lower
  50% for bonds rated A+ or lower
  10% for bonds rated BBB- or lower

For obligations of non-government issuers, the following limitations apply:

  AAA rated debt: a single issuer should account for no more than 5% of the portfolio.
  AA+, AA, AA- rated debt: a single issuer should account for no more than 3% of the portfolio.
  Debt rated A+ or lower: a single issuer should account for no more than 2% of the portfolio.
  No more than 10% of the portfolio may be invested in high yield and emerging market debt combined at any time.

A portion of the pension assets is invested in real estate funds to provide diversification, add return and hedge against inflation. Real estate properties are illiquid, difficult to value and not actively traded. The pension plan uses external real estate investment managers to invest in commingled funds that hold real estate properties. To mitigate investment risk in the real estate portfolio, commingled real estate funds are used to ensure that holdings are diversified by region, property type and risk classification. Real estate holdings include core, value-added and development risk classifications and some investments in Real Estate Investment Trusts (REITs), which are publicly traded real estate securities classified as Level 1.

A portion of the pension assets is invested in private equity. Private equity investments add return and provide diversification and typically require a long-term time horizon to evaluate investment performance. Private equity is classified as an alternative investment because it is illiquid, difficult to value and not actively traded. The pension plan uses limited partnerships and commingled funds to invest across the private equity investment spectrum. The private equity holdings are with multiple general partners who help monitor the investments and provide investment selection expertise. The holdings are currently comprised of venture capital, buyout and hybrid debt and equity investment instruments. Commingled private equity funds are used to enhance the holdings' diversity.

AEP participates in a securities lending program with BNY Mellon to provide incremental income on idle assets and to provide income to offset custody fees and other administrative expenses. AEP lends securities to borrowers approved by BNY Mellon in exchange for cash collateral. All loans are collateralized by at least 102% of the loaned asset's market value and the cash collateral is invested. The difference between the rebate owed to the borrower and the cash collateral rate of return determines the earnings on the loaned security. The securities lending program's objective is providing modest incremental income with a limited increase in risk.

Trust owned life insurance (TOLI) underwritten by The Prudential Insurance Company is held in the OPEB plan trusts. The strategy for holding life insurance contracts in the taxable Voluntary Employees' Beneficiary Association (VEBA) trust is to minimize taxes paid on the asset growth in the trust. Earnings on plan assets are tax-deferred within the TOLI contract and can be tax-free if held until claims are paid. Life insurance proceeds remain in the trust and are used to fund future retiree medical benefit liabilities. With consideration to other investments held in the trust, the cash value of the TOLI contracts is invested in two diversified funds. A portion is invested in a commingled fund with underlying investments in stocks that are actively traded on major international equity exchanges. The other portion of the TOLI cash value is invested in a diversified, commingled fixed income fund with underlying investments in government bonds, corporate bonds and asset-backed securities.

Cash and cash equivalents are held in each trust to provide liquidity and meet short-term cash needs. Cash equivalent funds are used to provide diversification and preserve principal. The underlying holdings in the cash funds are investment grade money market instruments including commercial paper, certificates of deposit, treasury bills and other types of investment grade short-term debt securities. The cash funds are valued each business day and provide daily liquidity.

Nuclear Trust Funds

Nuclear decommissioning and spent nuclear fuel trust funds represent funds that regulatory commissions allow I&M to collect through rates to fund future decommissioning and spent nuclear fuel disposal liabilities. By rules or orders, the IURC, the MPSC and the FERC established investment limitations and general risk management guidelines. In general, limitations include:

  Acceptable investments (rated investment grade or above when purchased).
  Maximum percentage invested in a specific type of investment.
  Prohibition of investment in obligations of AEP, I&M or their affiliates.
  Withdrawals permitted only for payment of decommissioning costs and trust expenses.

I&M maintains trust funds for each regulatory jurisdiction. The trust assets may not be used for another jurisdiction's liabilities. Regulatory approval is required to withdraw decommissioning funds. These funds are managed by external investment managers who must comply with the guidelines and rules of the applicable regulatory authorities. The trust assets are invested to optimize the net of tax earnings of the trust giving consideration to liquidity, risk, diversification and other prudent investment objectives.

I&M records securities held in these trust funds in Spent Nuclear Fuel and Decommissioning Trusts on its balance sheets. I&M records these securities at fair value. I&M classifies securities in the trust funds as available-for-sale due to their long-term purpose. Other-than-temporary impairments for investments in both debt and equity securities are considered realized losses as a result of securities being managed by an external investment management firm. The external investment management firm makes specific investment decisions regarding the equity and debt investments held in these trusts and generally intends to sell debt securities in an unrealized loss position as part of a tax optimization strategy. Impairments reduce the cost basis of the securities which will affect any future unrealized gain or realized gain or loss due to the adjusted cost of investment. I&M records unrealized gains and other-than-temporary impairments from securities in these trust funds as adjustments to the regulatory liability account for the nuclear decommissioning trust funds and to regulatory assets or liabilities for the SNF disposal trust funds in accordance with their treatment in rates. Consequently, changes in fair value of trust assets do not affect earnings or AOCI. See the “Nuclear Contingencies” section of Note 4 for additional discussion of nuclear matters. See “Fair Value Measurements of Trust Assets for Decommissioning and SNF Disposal” section of Note 9 for disclosure of the fair value of assets within the trusts.

Comprehensive Income (Loss)

Comprehensive income (loss) is defined as the change in equity (net assets) of a business enterprise during a period from transactions and other events and circumstances from nonowner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. Comprehensive income (loss) has two components: net income (loss) and other comprehensive income (loss).

Accumulated Other Comprehensive Income (Loss) (AOCI)

AOCI is included on the balance sheets in the equity section. Components of AOCI for the Registrant Subsidiaries as of December 31, 2012 and 2011 are shown in the following table:

	December 31,
	2012	2011
	(in thousands)
Cash Flow Hedges, Net of Tax
APCo	$1,433	$(285)
I&M	(20,093)	(15,284)
OPCo	7,183	7,706
PSO	6,481	7,149
SWEPCo	(15,549)	(15,524)

Amortization of Pension and OPEB Deferred Costs, Net of Tax
APCo	$19,118	$15,521
I&M	4,201	3,088
OPCo	45,938	32,977
SWEPCo	4,778	4,113

Pension and OPEB Funded Status, Net of Tax
APCo	$(50,449)	$(73,779)
I&M	(12,991)	(16,025)
OPCo	(218,846)	(238,405)
SWEPCo	(7,089)	(15,404)

Earnings Per Share (EPS)

The Registrant Subsidiaries are wholly-owned subsidiaries of AEP. Therefore, none are required to report EPS.

Ohio Power Co [Member]
Organization and Summary of Significant Accounting Policies
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The principal business conducted by the Registrant Subsidiaries is the generation, transmission and distribution of electric power. These companies are subject to regulation by the FERC under the Federal Power Act and the Energy Policy Act of 2005 and maintain accounts in accordance with the FERC and other regulatory guidelines. These companies are subject to further regulation with regard to rates and other matters by state regulatory commissions.

The Registrant Subsidiaries also engage in wholesale electricity marketing and risk management activities in the United States. I&M provides barging services to both affiliated and nonaffiliated companies. SWEPCo, through consolidated and nonconsolidated affiliates, conducts lignite mining operations to fuel certain of its generation facilities.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Rates and Service Regulation

The Registrant Subsidiaries' rates are regulated by the FERC and state regulatory commissions in the nine state operating territories in which they operate. The FERC also regulates the Registrant Subsidiaries' affiliated transactions, including AEPSC intercompany service billings which are generally at cost, under the 2005 Public Utility Holding Company Act and the Federal Power Act. The FERC also has jurisdiction over the issuances and acquisitions of securities of the public utility subsidiaries, the acquisition or sale of certain utility assets and mergers with another electric utility or holding company. For non-power goods and services, the FERC requires that a nonregulated affiliate can bill an affiliated public utility company no more than market while a public utility must bill the higher of cost or market to a nonregulated affiliate. The state regulatory commissions also regulate certain intercompany transactions under various orders and affiliate statutes. Both the FERC and state regulatory commissions are permitted to review and audit the relevant books and records of companies within a public utility holding company system.

The FERC regulates wholesale power markets and wholesale power transactions. The Registrant Subsidiaries' wholesale power transactions are generally market-based. Wholesale power transactions are cost-based regulated when the Registrant Subsidiaries negotiate and file a cost-based contract with the FERC or the FERC determines that the Registrant Subsidiaries have “market power” in the region where the transaction occurs. The Registrant Subsidiaries have entered into wholesale power supply contracts with various municipalities and cooperatives that are FERC-regulated, cost-based contracts. These contracts are generally formula rate mechanisms, which are trued up to actual costs annually. PSO's and SWEPCo's wholesale power transactions in the SPP region are cost-based due to the FERC's finding that PSO and SWEPCo have market power in the SPP region.

The state regulatory commissions regulate all of the retail distribution operations and rates of the Registrant Subsidiaries on a cost basis. The state regulatory commissions also regulate the retail generation/power supply operations and rates except in Ohio. The ESP rates in Ohio continue the process of aligning generation/power supply rates over time with market rates.

The FERC also regulates the Registrant Subsidiaries' wholesale transmission operations and rates. The FERC claims jurisdiction over retail transmission rates when retail rates are unbundled in connection with restructuring. OPCo's retail transmission rates in Ohio, APCo's retail transmission rates in Virginia and I&M's retail transmission rates in Michigan are unbundled and are based on formula rates included in the PJM OATT that are cost-based. Bundled retail transmission rates are regulated, on a cost basis, by the state commissions.

In addition, the FERC regulates the SIA, the Interconnection Agreement, the CSW Operating Agreement, the System Transmission Integration Agreement, the Transmission Agreement, the Transmission Coordination Agreement and the AEP System Interim Allowance Agreement, all of which allocate shared system costs and revenues to the Registrant Subsidiaries that are parties to each agreement. In October 2012, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and the AEP System Interim Allowance Agreement and approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision is expected from the FERC in mid-2013.

Principles of Consolidation

The consolidated financial statements for APCo include the Registrant Subsidiary and its wholly-owned subsidiaries. The consolidated financial statements for I&M include the Registrant Subsidiary, its wholly-owned subsidiaries and DCC Fuel (substantially-controlled VIEs). The consolidated financial statements for OPCo include the Registrant Subsidiary and a wholly-owned subsidiary. The consolidated financial statements for SWEPCo include the Registrant Subsidiary, a wholly-owned subsidiary and Sabine (a substantially-controlled VIE). Intercompany items are eliminated in consolidation. The Registrant Subsidiaries use the equity method of accounting for equity investments where they exercise significant influence but do not hold a controlling financial interest. Such investments are recorded as Deferred Charges and Other Noncurrent Assets on the balance sheets; equity earnings are included in Equity Earnings of Unconsolidated Subsidiaries on the statements of income. OPCo, PSO and SWEPCo have ownership interests in generating units that are jointly-owned with nonaffiliated companies. The proportionate share of the operating costs associated with such facilities is included in the income statements and the assets and liabilities are reflected in the balance sheets. See Note 14 − Variable Interest Entities.

Accounting for the Effects of Cost-Based Regulation

As rate-regulated electric public utility companies, the Registrant Subsidiaries' financial statements reflect the actions of regulators that result in the recognition of certain revenues and expenses in different time periods than enterprises that are not rate-regulated. In accordance with accounting guidance for “Regulated Operations,” the Registrant Subsidiaries record regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates. Due to the passage of legislation requiring restructuring and a transition to customer choice and market-based rates, OPCo applies “Regulated Operations” accounting treatment only to specifically approved portions of its generation business consisting of fuel and capacity costs.

Use of Estimates

The preparation of these financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include, but are not limited to, inventory valuation, allowance for doubtful accounts, long-lived asset impairment, unbilled electricity revenue, valuation of long-term energy contracts, the effects of regulation, long-lived asset recovery, storm costs, the effects of contingencies and certain assumptions made in accounting for pension and postretirement benefits. The estimates and assumptions used are based upon management's evaluation of the relevant facts and circumstances as of the date of the financial statements. Actual results could ultimately differ from those estimates.

Cash and Cash Equivalents

Cash and Cash Equivalents include temporary cash investments with original maturities of three months or less.

Inventory

Fossil fuel inventories are carried at average cost. Materials and supplies inventories are carried at average cost.

Accounts Receivable

Customer accounts receivable primarily include receivables from wholesale and retail energy customers, receivables from energy contract counterparties related to risk management activities and customer receivables primarily related to other revenue-generating activities.

Revenue is recognized from electric power sales when power is delivered to customers. To the extent that deliveries have occurred but a bill has not been issued, the Registrant Subsidiaries accrue and recognize, as Accrued Unbilled Revenues on the balance sheets, an estimate of the revenues for energy delivered since the last billing.

AEP Credit factors accounts receivable on a daily basis, excluding receivables from risk management activities, through purchase agreements with I&M, OPCo, PSO, SWEPCo and a portion of APCo. Since APCo does not have regulatory authority to sell accounts receivable in its West Virginia regulatory jurisdiction, only a portion of APCo's accounts receivable are sold to AEP Credit. See “Sale of Receivables – AEP Credit” section of Note 12 for additional information.

Allowance for Uncollectible Accounts

Generally, AEP Credit records bad debt expense related to receivables purchased from the Registrant Subsidiaries under a sale of receivables agreement. For receivables related to APCo's West Virginia operations, the bad debt reserve is calculated based on a rolling two-year average write-off in proportion to gross accounts receivable. For customer accounts receivables relating to risk management activities, accounts receivables are reviewed for bad debt reserves at a specific counterparty level basis. For miscellaneous accounts receivable, bad debt expense is recorded for all amounts outstanding 180 days or greater at 100%, unless specifically identified. Miscellaneous accounts receivable items open less than 180 days may be reserved using specific identification for bad debt reserves.

Concentrations of Credit Risk and Significant Customers

The Registrant Subsidiaries do not have any significant customers that comprise 10% or more of their operating revenues as of December 31, 2012.

The Registrant Subsidiaries monitor credit levels and the financial condition of their customers on a continuing basis to minimize credit risk. The regulatory commissions allow recovery in rates for a reasonable level of bad debt costs. Management believes adequate provisions for credit loss have been made in the accompanying Registrant Subsidiary financial statements.

Emission Allowances

The Registrant Subsidiaries in regulated jurisdictions including Ohio through December 31, 2014, record emission allowances at cost, including the annual SO2 and NOx emission allowance entitlements received at no cost from the Federal EPA. OPCo records allowances expected to be consumed subsequent to December 31, 2014 at the lower of cost or market when allowances are no longer included in the FAC due to energy auctions of SSO load. The Registrant Subsidiaries follow the inventory model for these allowances. Allowances expected to be consumed within one year are reported in Materials and Supplies. Allowances with expected consumption beyond one year are included in Deferred Charges and Other Noncurrent Assets. These allowances are consumed in the production of energy and are recorded in Fuel and Other Consumables Used for Electric Generation at an average cost. Allowances held for speculation are included in Prepayments and Other Current Assets. The purchases and sales of allowances are reported in the Operating Activities section of the statements of cash flows. The net margin on sales of emission allowances is included in Electric Generation, Transmission and Distribution Revenues for nonaffiliated transactions and in Sales to AEP Affiliates Revenues for affiliated transactions because of its integral nature to the production process of energy and the Registrant Subsidiaries' revenue optimization strategy for their operations. The net margin on sales of emission allowances affects the determination of deferred fuel or deferred emission allowance costs and the amortization of regulatory assets for certain jurisdictions.

Property, Plant and Equipment and Equity Investments

Regulated

Electric utility property, plant and equipment for rate-regulated operations are stated at original cost. Additions, major replacements and betterments are added to the plant accounts. Under the group composite method of depreciation, continuous interim routine replacements of items such as boiler tubes, pumps, motors, etc. result in the original cost, less salvage, being charged to accumulated depreciation. The group composite method of depreciation assumes that on average, asset components are retired at the end of their useful lives and thus there is no gain or loss. The equipment in each primary electric plant account is identified as a separate group. The depreciation rates that are established take into account the past history of interim capital replacements and the amount of salvage received. These rates and the related lives are subject to periodic review. Removal costs are charged to regulatory liabilities. The costs of labor, materials and overhead incurred to operate and maintain plants are included in operating expenses.

Long-lived assets are required to be tested for impairment when it is determined that the carrying value of the assets may no longer be recoverable or when the assets meet the held-for-sale criteria under the accounting guidance for “Impairment or Disposal of Long-Lived Assets.” When it becomes probable that an asset in service or an asset under construction will be abandoned and regulatory cost recovery has been disallowed, the cost of that asset shall be removed from plant-in-service or CWIP and charged to expense. Equity investments are required to be tested for impairment when it is determined there may be an other-than-temporary loss in value.

The fair value of an asset or investment is the amount at which that asset or investment could be bought or sold in a current transaction between willing parties, as opposed to a forced or liquidation sale. Quoted market prices in active markets are the best evidence of fair value and are used as the basis for the measurement, if available. In the absence of quoted prices for identical or similar assets or investments in active markets, fair value is estimated using various internal and external valuation methods including cash flow analysis and appraisals.

Nonregulated

The generation operations of OPCo and the mining operations of SWEPCo generally follow the policies of rate-regulated operations listed above but with the following exceptions. Property, plant and equipment of nonregulated operations and equity investments (included in Deferred Charges and Other Noncurrent Assets) are stated at fair value at acquisition (or as adjusted for any applicable impairments) plus the original cost of property acquired or constructed since the acquisition, less disposals. Normal and routine retirements from the plant accounts, net of salvage, are charged to accumulated depreciation for most nonregulated operations under the group composite method of depreciation. A gain or loss would be recorded if the retirement is not considered an interim routine replacement. Removal costs are charged to expense.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

AFUDC represents the estimated cost of borrowed and equity funds used to finance construction projects that is capitalized and recovered through depreciation over the service life of regulated electric utility plant. For nonregulated operations, including generating assets owned by OPCo and mining operations at SWEPCo, interest is capitalized during construction in accordance with the accounting guidance for “Capitalization of Interest.” The Registrant Subsidiaries record the equity component of AFUDC in Allowance for Equity Funds Used During Construction and the debt component of AFUDC as a reduction to Interest Expense.

Valuation of Nonderivative Financial Instruments

The book values of Cash and Cash Equivalents, Advances to/from Affiliates, Accounts Receivable, Accounts Payable and Short-term Debt approximate fair value because of the short-term maturity of these instruments. The book value of the pre-April 1983 spent nuclear fuel disposal liability for I&M approximates the best estimate of its fair value.

Fair Value Measurements of Assets and Liabilities

The accounting guidance for “Fair Value Measurements and Disclosures” establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). Where observable inputs are available for substantially the full term of the asset or liability, the instrument is categorized in Level 2. When quoted market prices are not available, pricing may be completed using comparable securities, dealer values, operating data and general market conditions to determine fair value. Valuation models utilize various inputs such as commodity, interest rate and, to a lesser degree, volatility and credit that include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets, market corroborated inputs (i.e. inputs derived principally from, or correlated to, observable market data) and other observable inputs for the asset or liability. The AEP System's market risk oversight staff independently monitors its valuation policies and procedures and provides members of the Commercial Operations Risk Committee (CORC) various daily, weekly and monthly reports, regarding compliance with policies and procedures. The CORC consists of AEPSC's Chief Operating Officer, Chief Financial Officer, Executive Vice President of Energy Supply, Senior Vice President of Commercial Operations and Chief Risk Officer.

For commercial activities, exchange traded derivatives, namely futures contracts, are generally fair valued based on unadjusted quoted prices in active markets and are classified as Level 1. Level 2 inputs primarily consist of OTC broker quotes in moderately active or less active markets, as well as exchange traded contracts where there is insufficient market liquidity to warrant inclusion in Level 1. Management verifies price curves using these broker quotes and classifies these fair values within Level 2 when substantially all of the fair value can be corroborated. Management typically obtains multiple broker quotes, which are nonbinding in nature but are based on recent trades in the marketplace. When multiple broker quotes are obtained, the quoted bid and ask prices are averaged. In certain circumstances, a broker quote may be discarded if it is a clear outlier. Management uses a historical correlation analysis between the broker quoted location and the illiquid locations and if the points are highly correlated, these locations are included within Level 2 as well. Certain OTC and bilaterally executed derivative instruments are executed in less active markets with a lower availability of pricing information. Illiquid transactions, complex structured transactions, FTRs and counterparty credit risk may require nonmarket based inputs. Some of these inputs may be internally developed or extrapolated and utilized to estimate fair value. When such inputs have a significant impact on the measurement of fair value, the instrument is categorized as Level 3. The main driver of contracts being classified as Level 3 is the inability to substantiate energy price curves in the market. A significant portion of the Level 3 instruments have been economically hedged which greatly limits potential earnings volatility.

AEP utilizes its trustee's external pricing service to estimate the fair value of the underlying investments held in the benefit plan and nuclear trusts. AEP's investment managers review and validate the prices utilized by the trustee to determine fair value. AEP's management performs its own valuation testing to verify the fair values of the securities. AEP receives audit reports of the trustee's operating controls and valuation processes. The trustee uses multiple pricing vendors for the assets held in the trusts.

Assets in the benefits and nuclear trusts and Other Cash Deposits are classified using the following methods. Equities are classified as Level 1 holdings if they are actively traded on exchanges. Items classified as Level 1 are investments in money market funds, fixed income and equity mutual funds and domestic equity securities. They are valued based on observable inputs primarily unadjusted quoted prices in active markets for identical assets. Items classified as Level 2 are primarily investments in individual fixed income securities and cash equivalents funds. Fixed income securities do not trade on an exchange and do not have an official closing price but their valuation inputs are based on observable market data. Pricing vendors calculate bond valuations using financial models and matrices. The models use observable inputs including yields on benchmark securities, quotes by securities brokers, rating agency actions, discounts or premiums on securities compared to par prices, changes in yields for U.S. Treasury securities, corporate actions by bond issuers, prepayment schedules and histories, economic events and, for certain securities, adjustments to yields to reflect changes in the rate of inflation. Other securities with model-derived valuation inputs that are observable are also classified as Level 2 investments. Investments with unobservable valuation inputs are classified as Level 3 investments. Benefit plan assets included in Level 3 are primarily real estate and private equity investments that are valued using methods requiring judgment including appraisals.

Deferred Fuel Costs

The cost of fuel and related emission allowances and emission control chemicals/consumables is charged to Fuel and Other Consumables Used for Electric Generation expense when the fuel is burned or the allowance or consumable is utilized. The cost of fuel also includes the cost of nuclear fuel burned which is computed primarily on the units-of-production method. In regulated jurisdictions with an active FAC, fuel cost over-recoveries (the excess of fuel revenues billed to customers over applicable fuel costs incurred) are generally deferred as current regulatory liabilities and under-recoveries (the excess of applicable fuel costs incurred over fuel revenues billed to customers) are generally deferred as current regulatory assets. Fuel cost over-recovery and under-recovery balances are classified as noncurrent when there is a phase-in plan or the FAC has been suspended. These deferrals are amortized when refunded or when billed to customers in later months with the state regulatory commissions' review and approval. The amount of an over-recovery or under-recovery can also be affected by actions of the state regulatory commissions. On a routine basis, state regulatory commissions review and/or audit the Registrant Subsidiaries' fuel procurement policies and practices, the fuel cost calculations and FAC deferrals. When a fuel cost disallowance becomes probable, the Registrant Subsidiaries adjust their FAC deferrals and record provisions for estimated refunds to recognize these probable outcomes.

Changes in fuel costs, including purchased power in Indiana and Michigan for I&M, in Ohio (beginning in 2012 through the ESP related to non-auction standard service offer load served) for OPCo, in Arkansas, Louisiana and Texas for SWEPCo, in Oklahoma for PSO and in Virginia for APCo are reflected in rates in a timely manner generally through the FAC. Changes in fuel costs, including purchased power in Ohio (beginning in 2009 through 2011) for OPCo and in West Virginia for APCo are reflected in rates through FAC phase-in plans. The FAC generally includes some sharing of off-system sales. In West Virginia for APCo, all of the profits from off-system sales are given to customers through the FAC. None of the profits from off-system sales are given to customers through the FAC in Ohio for OPCo. A portion of profits from off-system sales are given to customers through the FAC and other rate mechanisms in Oklahoma for PSO, Arkansas, Louisiana and Texas for SWEPCo, Virginia for APCo and in Indiana and Michigan (all areas of Michigan beginning in December 2010) for I&M. Where the FAC or off-system sales sharing mechanism is capped, frozen or non-existent, changes in fuel costs or sharing of off-system sales impacted earnings.

Revenue Recognition

Regulatory Accounting

The financial statements of the Registrant Subsidiaries reflect the actions of regulators that can result in the recognition of revenues and expenses in different time periods than enterprises that are not rate-regulated. Regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) are recorded to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates.

When regulatory assets are probable of recovery through regulated rates, the Registrant Subsidiaries record them as assets on the balance sheets. The Registrant Subsidiaries test for probability of recovery at each balance sheet date or whenever new events occur. Examples of new events include the issuance of a regulatory commission order or passage of new legislation. If it is determined that recovery of a regulatory asset is no longer probable, the Registrant Subsidiaries write off that regulatory asset as a charge against income.

Electricity Supply and Delivery Activities

The Registrant Subsidiaries recognize revenues from retail and wholesale electricity sales and electricity transmission and distribution delivery services. The Registrant Subsidiaries recognize the revenues on the statements of income upon delivery of the energy to the customer and include unbilled as well as billed amounts. In accordance with the applicable state commission regulatory treatment, PSO and SWEPCo do not record the fuel portion of unbilled revenue.

Most of the power produced at the generation plants of the AEP East Companies is sold to PJM, the RTO operating in the east service territory. The AEP East Companies purchase power from PJM to supply power to their customers. Generally, these power sales and purchases are reported on a net basis as revenues on the statements of income. However, purchases of power in excess of sales to PJM, on an hourly net basis, used to serve retail load are recorded gross as Purchased Electricity for Resale on the statements of income. Other RTOs in which the Registrant Subsidiaries participate do not function in the same manner as PJM. They function as balancing organizations and not as exchanges.

Physical energy purchases arising from non-derivative contracts are accounted for on a gross basis in Purchased Electricity for Resale on the statements of income. Energy purchases arising from non-trading derivative contracts are recorded based on the transaction's economic substance. Purchases under non-trading derivatives used to serve accrual based obligations are recorded in Purchased Electricity for Resale on the statements of income. All other non-trading derivative purchases are recorded net in revenues.

In general, the Registrant Subsidiaries record expenses when purchased electricity is received and when expenses are incurred. For certain power purchase contracts that are derivatives and accounted for using MTM accounting, OPCo records these contracts on a net basis in revenues. In other jurisdictions where the generation/supply business is subject to cost-based regulation, the unrealized MTM amounts are deferred as regulatory assets (for losses) and regulatory liabilities (for gains).

Energy Marketing and Risk Management Activities

AEPSC, on behalf of the Registrant Subsidiaries, engages in wholesale electricity, coal, natural gas and emission allowances marketing and risk management activities focused on wholesale markets where the AEP System owns assets and adjacent markets. These activities include the purchase-and-sale of energy under forward contracts at fixed and variable prices. These contracts include physical transactions, exchange-traded futures, and to a lesser extent, OTC swaps and options. Certain energy marketing and risk management transactions are with RTOs.

The Registrant Subsidiaries recognize revenues and expenses from wholesale marketing and risk management transactions that are not derivatives upon delivery of the commodity. The Registrant Subsidiaries use MTM accounting for wholesale marketing and risk management transactions that are derivatives unless the derivative is designated in a qualifying cash flow hedge relationship or a normal purchase or sale. The Registrant Subsidiaries include realized gains and losses on wholesale marketing and risk management transactions in revenues on a net basis. For OPCo, unrealized gains and losses on wholesale marketing and risk management transactions that are accounted for using MTM are included in revenues on a net basis. For APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, unrealized MTM amounts and some realized gains and losses are deferred as regulatory assets (for losses) and regulatory liabilities (for gains). Unrealized MTM gains and losses are included on the balance sheets as Risk Management Assets or Liabilities as appropriate.

Certain qualifying wholesale marketing and risk management derivatives transactions are designated as hedges of variability in future cash flows as a result of forecasted transactions (cash flow hedge). The Registrant Subsidiaries initially record the effective portion of the cash flow hedge's gain or loss as a component of AOCI. When the forecasted transaction is realized and affects net income, the Registrant Subsidiaries subsequently reclassify the gain or loss on the hedge from AOCI into revenues or expenses within the same financial statement line item as the forecasted transaction on their statements of income. For OPCo, the ineffective portion of the gain or loss is recognized in revenues or expense on the income statements immediately. APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, defer the ineffective portion as regulatory assets (for losses) and regulatory liabilities (for gains). See “Accounting for Cash Flow Hedging Strategies” section of Note 8.

Maintenance

The Registrant Subsidiaries expense maintenance costs as incurred. If it becomes probable that the Registrant Subsidiaries will recover specifically-incurred costs through future rates, a regulatory asset is established to match the expensing of those maintenance costs with their recovery in cost-based regulated revenues. In certain regulatory jurisdictions, the Registrant Subsidiaries defer costs above the level included in base rates and amortize those deferrals commensurate with recovery through rate riders.

Income Taxes and Investment Tax Credits

The Registrant Subsidiaries use the liability method of accounting for income taxes. Under the liability method, deferred income taxes are provided for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), deferred income taxes are recorded and related regulatory assets and liabilities are established to match the regulated revenues and tax expense.

Investment tax credits are accounted for under the flow-through method except where regulatory commissions have reflected investment tax credits in the rate-making process on a deferral basis. Investment tax credits that have been deferred are amortized over the life of the plant investment.

The Registrant Subsidiaries account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” The Registrant Subsidiaries classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

Excise Taxes

As agents for some state and local governments, the Registrant Subsidiaries collect from customers certain excise taxes levied by those state or local governments on customers. The Registrant Subsidiaries do not record these taxes as revenue or expense.

Government Grants

For APCo's commercial scale carbon capture and sequestration facility at the Mountaineer Plant and OPCo's gridSMART® demonstration program, APCo and OPCo are reimbursed by the Department of Energy for allowable costs incurred during the billing period. In addition, AEP built a cyber security operations center that will be used to enhance the capabilities for identifying cyber risks or threats, which was also partially funded by the gridSMART® demonstration grant for OPCo's incurred costs. These reimbursements result in the reduction of Other Operation and Maintenance expenses on the statements of income or a reduction in Construction Work in Progress on the balance sheets.

Debt

Gains and losses from the reacquisition of debt used to finance regulated electric utility plants are deferred and amortized over the remaining term of the reacquired debt in accordance with their rate-making treatment unless the debt is refinanced. If the reacquired debt associated with the regulated business is refinanced, the reacquisition costs attributable to the portions of the business that are subject to cost-based regulatory accounting are generally deferred and amortized over the term of the replacement debt consistent with its recovery in rates. Some jurisdictions require that these costs be expensed upon reacquisition. The Registrant Subsidiaries report gains and losses on the reacquisition of debt for operations that are not subject to cost-based rate regulation in Interest Expense.

Debt discount or premium and debt issuance expenses are deferred and amortized generally utilizing the straight-line method over the term of the related debt. The straight-line method approximates the effective interest method and is consistent with the treatment in rates for regulated operations. The net amortization expense is included in Interest Expense.

Investments Held in Trust for Future Liabilities

AEP has several trust funds with significant investments intended to provide for future payments of pension and OPEB benefits, nuclear decommissioning and spent nuclear fuel disposal. All of the trust funds' investments are diversified and managed in compliance with all laws and regulations. The investment strategy for trust funds is to use a diversified portfolio of investments to achieve an acceptable rate of return while managing the interest rate sensitivity of the assets relative to the associated liabilities. To minimize investment risk, the trust funds are broadly diversified among classes of assets, investment strategies and investment managers. Management regularly reviews the actual asset allocations and periodically rebalances the investments to targeted allocations when appropriate. Investment policies and guidelines allow investment managers in approved strategies to use financial derivatives to obtain or manage market exposures and to hedge assets and liabilities. The investments are reported at fair value under the “Fair Value Measurements and Disclosures” accounting guidance.

Benefit Plans

All benefit plan assets are invested in accordance with each plan's investment policy. The investment policy outlines the investment objectives, strategies and target asset allocations by plan.

The investment philosophies for AEP's benefit plans support the allocation of assets to minimize risks and optimize net returns. Strategies used include:

  Maintaining a long-term investment horizon.
  Diversifying assets to help control volatility of returns at acceptable levels.
  Managing fees, transaction costs and tax liabilities to maximize investment earnings.
  Using active management of investments where appropriate risk/return opportunities exist.
  Keeping portfolio structure style-neutral to limit volatility compared to applicable benchmarks.
  Using alternative asset classes such as real estate and private equity to maximize return and provide additional portfolio diversification.

The investment policy for the pension fund allocates assets based on the funded status of the pension plan. The objective of the asset allocation policy is to reduce the investment volatility of the plan over time. Generally, more of the investment mix will be allocated to fixed income investments as the plan becomes better funded. Assets will be transferred away from equity investments into fixed income investments based on the market value of plan assets compared to the plan's projected benefit obligation. The current target asset allocations are as follows:

The investment policy for each benefit plan contains various investment limitations. The investment policies establish concentration limits for securities. Investment policies prohibit the benefit trust funds from purchasing securities issued by AEP (with the exception of proportionate and immaterial holdings of AEP securities in passive index strategies). However, the investment policies do not preclude the benefit trust funds from receiving contributions in the form of AEP securities, provided that the AEP securities acquired by each plan may not exceed the limitations imposed by law. Each investment manager's portfolio is compared to a diversified benchmark index.

For equity investments, the limits are as follows:

  No security in excess of 5% of all equities.
  Cash equivalents must be less than 10% of an investment manager's equity portfolio.
  No individual stock may be more than 10% of each manager's equity portfolio.
  No investment in excess of 5% of an outstanding class of any company.
  No securities may be bought or sold on margin or other use of leverage.

For fixed income investments, the concentration limits must not exceed:

  3% in any single issuer
  5% for private placements
  5% for convertible securities
  60% for bonds rated AA+ or lower
  50% for bonds rated A+ or lower
  10% for bonds rated BBB- or lower

For obligations of non-government issuers, the following limitations apply:

  AAA rated debt: a single issuer should account for no more than 5% of the portfolio.
  AA+, AA, AA- rated debt: a single issuer should account for no more than 3% of the portfolio.
  Debt rated A+ or lower: a single issuer should account for no more than 2% of the portfolio.
  No more than 10% of the portfolio may be invested in high yield and emerging market debt combined at any time.

A portion of the pension assets is invested in real estate funds to provide diversification, add return and hedge against inflation. Real estate properties are illiquid, difficult to value and not actively traded. The pension plan uses external real estate investment managers to invest in commingled funds that hold real estate properties. To mitigate investment risk in the real estate portfolio, commingled real estate funds are used to ensure that holdings are diversified by region, property type and risk classification. Real estate holdings include core, value-added and development risk classifications and some investments in Real Estate Investment Trusts (REITs), which are publicly traded real estate securities classified as Level 1.

A portion of the pension assets is invested in private equity. Private equity investments add return and provide diversification and typically require a long-term time horizon to evaluate investment performance. Private equity is classified as an alternative investment because it is illiquid, difficult to value and not actively traded. The pension plan uses limited partnerships and commingled funds to invest across the private equity investment spectrum. The private equity holdings are with multiple general partners who help monitor the investments and provide investment selection expertise. The holdings are currently comprised of venture capital, buyout and hybrid debt and equity investment instruments. Commingled private equity funds are used to enhance the holdings' diversity.

AEP participates in a securities lending program with BNY Mellon to provide incremental income on idle assets and to provide income to offset custody fees and other administrative expenses. AEP lends securities to borrowers approved by BNY Mellon in exchange for cash collateral. All loans are collateralized by at least 102% of the loaned asset's market value and the cash collateral is invested. The difference between the rebate owed to the borrower and the cash collateral rate of return determines the earnings on the loaned security. The securities lending program's objective is providing modest incremental income with a limited increase in risk.

Trust owned life insurance (TOLI) underwritten by The Prudential Insurance Company is held in the OPEB plan trusts. The strategy for holding life insurance contracts in the taxable Voluntary Employees' Beneficiary Association (VEBA) trust is to minimize taxes paid on the asset growth in the trust. Earnings on plan assets are tax-deferred within the TOLI contract and can be tax-free if held until claims are paid. Life insurance proceeds remain in the trust and are used to fund future retiree medical benefit liabilities. With consideration to other investments held in the trust, the cash value of the TOLI contracts is invested in two diversified funds. A portion is invested in a commingled fund with underlying investments in stocks that are actively traded on major international equity exchanges. The other portion of the TOLI cash value is invested in a diversified, commingled fixed income fund with underlying investments in government bonds, corporate bonds and asset-backed securities.

Cash and cash equivalents are held in each trust to provide liquidity and meet short-term cash needs. Cash equivalent funds are used to provide diversification and preserve principal. The underlying holdings in the cash funds are investment grade money market instruments including commercial paper, certificates of deposit, treasury bills and other types of investment grade short-term debt securities. The cash funds are valued each business day and provide daily liquidity.

Comprehensive Income (Loss)

Comprehensive income (loss) is defined as the change in equity (net assets) of a business enterprise during a period from transactions and other events and circumstances from nonowner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. Comprehensive income (loss) has two components: net income (loss) and other comprehensive income (loss).

Accumulated Other Comprehensive Income (Loss) (AOCI)

AOCI is included on the balance sheets in the equity section. Components of AOCI for the Registrant Subsidiaries as of December 31, 2012 and 2011 are shown in the following table:

	December 31,
	2012	2011
	(in thousands)
Cash Flow Hedges, Net of Tax
APCo	$1,433	$(285)
I&M	(20,093)	(15,284)
OPCo	7,183	7,706
PSO	6,481	7,149
SWEPCo	(15,549)	(15,524)

Amortization of Pension and OPEB Deferred Costs, Net of Tax
APCo	$19,118	$15,521
I&M	4,201	3,088
OPCo	45,938	32,977
SWEPCo	4,778	4,113

Pension and OPEB Funded Status, Net of Tax
APCo	$(50,449)	$(73,779)
I&M	(12,991)	(16,025)
OPCo	(218,846)	(238,405)
SWEPCo	(7,089)	(15,404)

Earnings Per Share (EPS)

The Registrant Subsidiaries are wholly-owned subsidiaries of AEP. Therefore, none are required to report EPS.

OPCo Revised Depreciation Rates

Effective December 1, 2011, OPCo revised book depreciation rates for certain of OPCo's generating plants consistent with shortened depreciable lives for the generating units. This change in depreciable lives resulted in a $52 million increase in depreciation expense in 2012.

In the fourth quarter of 2012, OPCo impaired the generating units discussed above (see Note 6). As a result of this impairment of the full book value of these assets, OPCo ceased depreciation on these generating units effective December 1, 2012.

Public Service Co of Oklahoma [Member]
Organization and Summary of Significant Accounting Policies
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The principal business conducted by the Registrant Subsidiaries is the generation, transmission and distribution of electric power. These companies are subject to regulation by the FERC under the Federal Power Act and the Energy Policy Act of 2005 and maintain accounts in accordance with the FERC and other regulatory guidelines. These companies are subject to further regulation with regard to rates and other matters by state regulatory commissions.

The Registrant Subsidiaries also engage in wholesale electricity marketing and risk management activities in the United States. I&M provides barging services to both affiliated and nonaffiliated companies. SWEPCo, through consolidated and nonconsolidated affiliates, conducts lignite mining operations to fuel certain of its generation facilities.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Rates and Service Regulation

The Registrant Subsidiaries' rates are regulated by the FERC and state regulatory commissions in the nine state operating territories in which they operate. The FERC also regulates the Registrant Subsidiaries' affiliated transactions, including AEPSC intercompany service billings which are generally at cost, under the 2005 Public Utility Holding Company Act and the Federal Power Act. The FERC also has jurisdiction over the issuances and acquisitions of securities of the public utility subsidiaries, the acquisition or sale of certain utility assets and mergers with another electric utility or holding company. For non-power goods and services, the FERC requires that a nonregulated affiliate can bill an affiliated public utility company no more than market while a public utility must bill the higher of cost or market to a nonregulated affiliate. The state regulatory commissions also regulate certain intercompany transactions under various orders and affiliate statutes. Both the FERC and state regulatory commissions are permitted to review and audit the relevant books and records of companies within a public utility holding company system.

The FERC regulates wholesale power markets and wholesale power transactions. The Registrant Subsidiaries' wholesale power transactions are generally market-based. Wholesale power transactions are cost-based regulated when the Registrant Subsidiaries negotiate and file a cost-based contract with the FERC or the FERC determines that the Registrant Subsidiaries have “market power” in the region where the transaction occurs. The Registrant Subsidiaries have entered into wholesale power supply contracts with various municipalities and cooperatives that are FERC-regulated, cost-based contracts. These contracts are generally formula rate mechanisms, which are trued up to actual costs annually. PSO's and SWEPCo's wholesale power transactions in the SPP region are cost-based due to the FERC's finding that PSO and SWEPCo have market power in the SPP region.

The state regulatory commissions regulate all of the retail distribution operations and rates of the Registrant Subsidiaries on a cost basis. The state regulatory commissions also regulate the retail generation/power supply operations and rates except in Ohio. The ESP rates in Ohio continue the process of aligning generation/power supply rates over time with market rates.

The FERC also regulates the Registrant Subsidiaries' wholesale transmission operations and rates. The FERC claims jurisdiction over retail transmission rates when retail rates are unbundled in connection with restructuring. OPCo's retail transmission rates in Ohio, APCo's retail transmission rates in Virginia and I&M's retail transmission rates in Michigan are unbundled and are based on formula rates included in the PJM OATT that are cost-based. Bundled retail transmission rates are regulated, on a cost basis, by the state commissions.

In addition, the FERC regulates the SIA, the Interconnection Agreement, the CSW Operating Agreement, the System Transmission Integration Agreement, the Transmission Agreement, the Transmission Coordination Agreement and the AEP System Interim Allowance Agreement, all of which allocate shared system costs and revenues to the Registrant Subsidiaries that are parties to each agreement. In October 2012, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and the AEP System Interim Allowance Agreement and approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision is expected from the FERC in mid-2013.

Principles of Consolidation

The consolidated financial statements for APCo include the Registrant Subsidiary and its wholly-owned subsidiaries. The consolidated financial statements for I&M include the Registrant Subsidiary, its wholly-owned subsidiaries and DCC Fuel (substantially-controlled VIEs). The consolidated financial statements for OPCo include the Registrant Subsidiary and a wholly-owned subsidiary. The consolidated financial statements for SWEPCo include the Registrant Subsidiary, a wholly-owned subsidiary and Sabine (a substantially-controlled VIE). Intercompany items are eliminated in consolidation. The Registrant Subsidiaries use the equity method of accounting for equity investments where they exercise significant influence but do not hold a controlling financial interest. Such investments are recorded as Deferred Charges and Other Noncurrent Assets on the balance sheets; equity earnings are included in Equity Earnings of Unconsolidated Subsidiaries on the statements of income. OPCo, PSO and SWEPCo have ownership interests in generating units that are jointly-owned with nonaffiliated companies. The proportionate share of the operating costs associated with such facilities is included in the income statements and the assets and liabilities are reflected in the balance sheets. See Note 14 − Variable Interest Entities.

Accounting for the Effects of Cost-Based Regulation

As rate-regulated electric public utility companies, the Registrant Subsidiaries' financial statements reflect the actions of regulators that result in the recognition of certain revenues and expenses in different time periods than enterprises that are not rate-regulated. In accordance with accounting guidance for “Regulated Operations,” the Registrant Subsidiaries record regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates. Due to the passage of legislation requiring restructuring and a transition to customer choice and market-based rates, OPCo applies “Regulated Operations” accounting treatment only to specifically approved portions of its generation business consisting of fuel and capacity costs.

Use of Estimates

The preparation of these financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include, but are not limited to, inventory valuation, allowance for doubtful accounts, long-lived asset impairment, unbilled electricity revenue, valuation of long-term energy contracts, the effects of regulation, long-lived asset recovery, storm costs, the effects of contingencies and certain assumptions made in accounting for pension and postretirement benefits. The estimates and assumptions used are based upon management's evaluation of the relevant facts and circumstances as of the date of the financial statements. Actual results could ultimately differ from those estimates.

Cash and Cash Equivalents

Cash and Cash Equivalents include temporary cash investments with original maturities of three months or less.

Inventory

Fossil fuel inventories are carried at average cost. Materials and supplies inventories are carried at average cost.

Accounts Receivable

Customer accounts receivable primarily include receivables from wholesale and retail energy customers, receivables from energy contract counterparties related to risk management activities and customer receivables primarily related to other revenue-generating activities.

Revenue is recognized from electric power sales when power is delivered to customers. To the extent that deliveries have occurred but a bill has not been issued, the Registrant Subsidiaries accrue and recognize, as Accrued Unbilled Revenues on the balance sheets, an estimate of the revenues for energy delivered since the last billing.

AEP Credit factors accounts receivable on a daily basis, excluding receivables from risk management activities, through purchase agreements with I&M, OPCo, PSO, SWEPCo and a portion of APCo. Since APCo does not have regulatory authority to sell accounts receivable in its West Virginia regulatory jurisdiction, only a portion of APCo's accounts receivable are sold to AEP Credit. See “Sale of Receivables – AEP Credit” section of Note 12 for additional information.

Allowance for Uncollectible Accounts

Generally, AEP Credit records bad debt expense related to receivables purchased from the Registrant Subsidiaries under a sale of receivables agreement. For receivables related to APCo's West Virginia operations, the bad debt reserve is calculated based on a rolling two-year average write-off in proportion to gross accounts receivable. For customer accounts receivables relating to risk management activities, accounts receivables are reviewed for bad debt reserves at a specific counterparty level basis. For miscellaneous accounts receivable, bad debt expense is recorded for all amounts outstanding 180 days or greater at 100%, unless specifically identified. Miscellaneous accounts receivable items open less than 180 days may be reserved using specific identification for bad debt reserves.

Concentrations of Credit Risk and Significant Customers

The Registrant Subsidiaries do not have any significant customers that comprise 10% or more of their operating revenues as of December 31, 2012.

The Registrant Subsidiaries monitor credit levels and the financial condition of their customers on a continuing basis to minimize credit risk. The regulatory commissions allow recovery in rates for a reasonable level of bad debt costs. Management believes adequate provisions for credit loss have been made in the accompanying Registrant Subsidiary financial statements.

Emission Allowances

The Registrant Subsidiaries in regulated jurisdictions including Ohio through December 31, 2014, record emission allowances at cost, including the annual SO2 and NOx emission allowance entitlements received at no cost from the Federal EPA. OPCo records allowances expected to be consumed subsequent to December 31, 2014 at the lower of cost or market when allowances are no longer included in the FAC due to energy auctions of SSO load. The Registrant Subsidiaries follow the inventory model for these allowances. Allowances expected to be consumed within one year are reported in Materials and Supplies. Allowances with expected consumption beyond one year are included in Deferred Charges and Other Noncurrent Assets. These allowances are consumed in the production of energy and are recorded in Fuel and Other Consumables Used for Electric Generation at an average cost. Allowances held for speculation are included in Prepayments and Other Current Assets. The purchases and sales of allowances are reported in the Operating Activities section of the statements of cash flows. The net margin on sales of emission allowances is included in Electric Generation, Transmission and Distribution Revenues for nonaffiliated transactions and in Sales to AEP Affiliates Revenues for affiliated transactions because of its integral nature to the production process of energy and the Registrant Subsidiaries' revenue optimization strategy for their operations. The net margin on sales of emission allowances affects the determination of deferred fuel or deferred emission allowance costs and the amortization of regulatory assets for certain jurisdictions.

Property, Plant and Equipment and Equity Investments

Regulated

Electric utility property, plant and equipment for rate-regulated operations are stated at original cost. Additions, major replacements and betterments are added to the plant accounts. Under the group composite method of depreciation, continuous interim routine replacements of items such as boiler tubes, pumps, motors, etc. result in the original cost, less salvage, being charged to accumulated depreciation. The group composite method of depreciation assumes that on average, asset components are retired at the end of their useful lives and thus there is no gain or loss. The equipment in each primary electric plant account is identified as a separate group. The depreciation rates that are established take into account the past history of interim capital replacements and the amount of salvage received. These rates and the related lives are subject to periodic review. Removal costs are charged to regulatory liabilities. The costs of labor, materials and overhead incurred to operate and maintain plants are included in operating expenses.

Long-lived assets are required to be tested for impairment when it is determined that the carrying value of the assets may no longer be recoverable or when the assets meet the held-for-sale criteria under the accounting guidance for “Impairment or Disposal of Long-Lived Assets.” When it becomes probable that an asset in service or an asset under construction will be abandoned and regulatory cost recovery has been disallowed, the cost of that asset shall be removed from plant-in-service or CWIP and charged to expense. Equity investments are required to be tested for impairment when it is determined there may be an other-than-temporary loss in value.

The fair value of an asset or investment is the amount at which that asset or investment could be bought or sold in a current transaction between willing parties, as opposed to a forced or liquidation sale. Quoted market prices in active markets are the best evidence of fair value and are used as the basis for the measurement, if available. In the absence of quoted prices for identical or similar assets or investments in active markets, fair value is estimated using various internal and external valuation methods including cash flow analysis and appraisals.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

AFUDC represents the estimated cost of borrowed and equity funds used to finance construction projects that is capitalized and recovered through depreciation over the service life of regulated electric utility plant. For nonregulated operations, including generating assets owned by OPCo and mining operations at SWEPCo, interest is capitalized during construction in accordance with the accounting guidance for “Capitalization of Interest.” The Registrant Subsidiaries record the equity component of AFUDC in Allowance for Equity Funds Used During Construction and the debt component of AFUDC as a reduction to Interest Expense.

Valuation of Nonderivative Financial Instruments

The book values of Cash and Cash Equivalents, Advances to/from Affiliates, Accounts Receivable, Accounts Payable and Short-term Debt approximate fair value because of the short-term maturity of these instruments. The book value of the pre-April 1983 spent nuclear fuel disposal liability for I&M approximates the best estimate of its fair value.

Fair Value Measurements of Assets and Liabilities

The accounting guidance for “Fair Value Measurements and Disclosures” establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). Where observable inputs are available for substantially the full term of the asset or liability, the instrument is categorized in Level 2. When quoted market prices are not available, pricing may be completed using comparable securities, dealer values, operating data and general market conditions to determine fair value. Valuation models utilize various inputs such as commodity, interest rate and, to a lesser degree, volatility and credit that include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets, market corroborated inputs (i.e. inputs derived principally from, or correlated to, observable market data) and other observable inputs for the asset or liability. The AEP System's market risk oversight staff independently monitors its valuation policies and procedures and provides members of the Commercial Operations Risk Committee (CORC) various daily, weekly and monthly reports, regarding compliance with policies and procedures. The CORC consists of AEPSC's Chief Operating Officer, Chief Financial Officer, Executive Vice President of Energy Supply, Senior Vice President of Commercial Operations and Chief Risk Officer.

For commercial activities, exchange traded derivatives, namely futures contracts, are generally fair valued based on unadjusted quoted prices in active markets and are classified as Level 1. Level 2 inputs primarily consist of OTC broker quotes in moderately active or less active markets, as well as exchange traded contracts where there is insufficient market liquidity to warrant inclusion in Level 1. Management verifies price curves using these broker quotes and classifies these fair values within Level 2 when substantially all of the fair value can be corroborated. Management typically obtains multiple broker quotes, which are nonbinding in nature but are based on recent trades in the marketplace. When multiple broker quotes are obtained, the quoted bid and ask prices are averaged. In certain circumstances, a broker quote may be discarded if it is a clear outlier. Management uses a historical correlation analysis between the broker quoted location and the illiquid locations and if the points are highly correlated, these locations are included within Level 2 as well. Certain OTC and bilaterally executed derivative instruments are executed in less active markets with a lower availability of pricing information. Illiquid transactions, complex structured transactions, FTRs and counterparty credit risk may require nonmarket based inputs. Some of these inputs may be internally developed or extrapolated and utilized to estimate fair value. When such inputs have a significant impact on the measurement of fair value, the instrument is categorized as Level 3. The main driver of contracts being classified as Level 3 is the inability to substantiate energy price curves in the market. A significant portion of the Level 3 instruments have been economically hedged which greatly limits potential earnings volatility.

AEP utilizes its trustee's external pricing service to estimate the fair value of the underlying investments held in the benefit plan and nuclear trusts. AEP's investment managers review and validate the prices utilized by the trustee to determine fair value. AEP's management performs its own valuation testing to verify the fair values of the securities. AEP receives audit reports of the trustee's operating controls and valuation processes. The trustee uses multiple pricing vendors for the assets held in the trusts.

Assets in the benefits and nuclear trusts and Other Cash Deposits are classified using the following methods. Equities are classified as Level 1 holdings if they are actively traded on exchanges. Items classified as Level 1 are investments in money market funds, fixed income and equity mutual funds and domestic equity securities. They are valued based on observable inputs primarily unadjusted quoted prices in active markets for identical assets. Items classified as Level 2 are primarily investments in individual fixed income securities and cash equivalents funds. Fixed income securities do not trade on an exchange and do not have an official closing price but their valuation inputs are based on observable market data. Pricing vendors calculate bond valuations using financial models and matrices. The models use observable inputs including yields on benchmark securities, quotes by securities brokers, rating agency actions, discounts or premiums on securities compared to par prices, changes in yields for U.S. Treasury securities, corporate actions by bond issuers, prepayment schedules and histories, economic events and, for certain securities, adjustments to yields to reflect changes in the rate of inflation. Other securities with model-derived valuation inputs that are observable are also classified as Level 2 investments. Investments with unobservable valuation inputs are classified as Level 3 investments. Benefit plan assets included in Level 3 are primarily real estate and private equity investments that are valued using methods requiring judgment including appraisals.

Deferred Fuel Costs

The cost of fuel and related emission allowances and emission control chemicals/consumables is charged to Fuel and Other Consumables Used for Electric Generation expense when the fuel is burned or the allowance or consumable is utilized. The cost of fuel also includes the cost of nuclear fuel burned which is computed primarily on the units-of-production method. In regulated jurisdictions with an active FAC, fuel cost over-recoveries (the excess of fuel revenues billed to customers over applicable fuel costs incurred) are generally deferred as current regulatory liabilities and under-recoveries (the excess of applicable fuel costs incurred over fuel revenues billed to customers) are generally deferred as current regulatory assets. Fuel cost over-recovery and under-recovery balances are classified as noncurrent when there is a phase-in plan or the FAC has been suspended. These deferrals are amortized when refunded or when billed to customers in later months with the state regulatory commissions' review and approval. The amount of an over-recovery or under-recovery can also be affected by actions of the state regulatory commissions. On a routine basis, state regulatory commissions review and/or audit the Registrant Subsidiaries' fuel procurement policies and practices, the fuel cost calculations and FAC deferrals. When a fuel cost disallowance becomes probable, the Registrant Subsidiaries adjust their FAC deferrals and record provisions for estimated refunds to recognize these probable outcomes.

Changes in fuel costs, including purchased power in Indiana and Michigan for I&M, in Ohio (beginning in 2012 through the ESP related to non-auction standard service offer load served) for OPCo, in Arkansas, Louisiana and Texas for SWEPCo, in Oklahoma for PSO and in Virginia for APCo are reflected in rates in a timely manner generally through the FAC. Changes in fuel costs, including purchased power in Ohio (beginning in 2009 through 2011) for OPCo and in West Virginia for APCo are reflected in rates through FAC phase-in plans. The FAC generally includes some sharing of off-system sales. In West Virginia for APCo, all of the profits from off-system sales are given to customers through the FAC. None of the profits from off-system sales are given to customers through the FAC in Ohio for OPCo. A portion of profits from off-system sales are given to customers through the FAC and other rate mechanisms in Oklahoma for PSO, Arkansas, Louisiana and Texas for SWEPCo, Virginia for APCo and in Indiana and Michigan (all areas of Michigan beginning in December 2010) for I&M. Where the FAC or off-system sales sharing mechanism is capped, frozen or non-existent, changes in fuel costs or sharing of off-system sales impacted earnings.

Revenue Recognition

Regulatory Accounting

The financial statements of the Registrant Subsidiaries reflect the actions of regulators that can result in the recognition of revenues and expenses in different time periods than enterprises that are not rate-regulated. Regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) are recorded to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates.

When regulatory assets are probable of recovery through regulated rates, the Registrant Subsidiaries record them as assets on the balance sheets. The Registrant Subsidiaries test for probability of recovery at each balance sheet date or whenever new events occur. Examples of new events include the issuance of a regulatory commission order or passage of new legislation. If it is determined that recovery of a regulatory asset is no longer probable, the Registrant Subsidiaries write off that regulatory asset as a charge against income.

Electricity Supply and Delivery Activities

The Registrant Subsidiaries recognize revenues from retail and wholesale electricity sales and electricity transmission and distribution delivery services. The Registrant Subsidiaries recognize the revenues on the statements of income upon delivery of the energy to the customer and include unbilled as well as billed amounts. In accordance with the applicable state commission regulatory treatment, PSO and SWEPCo do not record the fuel portion of unbilled revenue.

Most of the power produced at the generation plants of the AEP East Companies is sold to PJM, the RTO operating in the east service territory. The AEP East Companies purchase power from PJM to supply power to their customers. Generally, these power sales and purchases are reported on a net basis as revenues on the statements of income. However, purchases of power in excess of sales to PJM, on an hourly net basis, used to serve retail load are recorded gross as Purchased Electricity for Resale on the statements of income. Other RTOs in which the Registrant Subsidiaries participate do not function in the same manner as PJM. They function as balancing organizations and not as exchanges.

Physical energy purchases arising from non-derivative contracts are accounted for on a gross basis in Purchased Electricity for Resale on the statements of income. Energy purchases arising from non-trading derivative contracts are recorded based on the transaction's economic substance. Purchases under non-trading derivatives used to serve accrual based obligations are recorded in Purchased Electricity for Resale on the statements of income. All other non-trading derivative purchases are recorded net in revenues.

In general, the Registrant Subsidiaries record expenses when purchased electricity is received and when expenses are incurred. For certain power purchase contracts that are derivatives and accounted for using MTM accounting, OPCo records these contracts on a net basis in revenues. In other jurisdictions where the generation/supply business is subject to cost-based regulation, the unrealized MTM amounts are deferred as regulatory assets (for losses) and regulatory liabilities (for gains).

Energy Marketing and Risk Management Activities

AEPSC, on behalf of the Registrant Subsidiaries, engages in wholesale electricity, coal, natural gas and emission allowances marketing and risk management activities focused on wholesale markets where the AEP System owns assets and adjacent markets. These activities include the purchase-and-sale of energy under forward contracts at fixed and variable prices. These contracts include physical transactions, exchange-traded futures, and to a lesser extent, OTC swaps and options. Certain energy marketing and risk management transactions are with RTOs.

The Registrant Subsidiaries recognize revenues and expenses from wholesale marketing and risk management transactions that are not derivatives upon delivery of the commodity. The Registrant Subsidiaries use MTM accounting for wholesale marketing and risk management transactions that are derivatives unless the derivative is designated in a qualifying cash flow hedge relationship or a normal purchase or sale. The Registrant Subsidiaries include realized gains and losses on wholesale marketing and risk management transactions in revenues on a net basis. For OPCo, unrealized gains and losses on wholesale marketing and risk management transactions that are accounted for using MTM are included in revenues on a net basis. For APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, unrealized MTM amounts and some realized gains and losses are deferred as regulatory assets (for losses) and regulatory liabilities (for gains). Unrealized MTM gains and losses are included on the balance sheets as Risk Management Assets or Liabilities as appropriate.

Certain qualifying wholesale marketing and risk management derivatives transactions are designated as hedges of variability in future cash flows as a result of forecasted transactions (cash flow hedge). The Registrant Subsidiaries initially record the effective portion of the cash flow hedge's gain or loss as a component of AOCI. When the forecasted transaction is realized and affects net income, the Registrant Subsidiaries subsequently reclassify the gain or loss on the hedge from AOCI into revenues or expenses within the same financial statement line item as the forecasted transaction on their statements of income. For OPCo, the ineffective portion of the gain or loss is recognized in revenues or expense on the income statements immediately. APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, defer the ineffective portion as regulatory assets (for losses) and regulatory liabilities (for gains). See “Accounting for Cash Flow Hedging Strategies” section of Note 8.

Maintenance

The Registrant Subsidiaries expense maintenance costs as incurred. If it becomes probable that the Registrant Subsidiaries will recover specifically-incurred costs through future rates, a regulatory asset is established to match the expensing of those maintenance costs with their recovery in cost-based regulated revenues. In certain regulatory jurisdictions, the Registrant Subsidiaries defer costs above the level included in base rates and amortize those deferrals commensurate with recovery through rate riders.

Income Taxes and Investment Tax Credits

The Registrant Subsidiaries use the liability method of accounting for income taxes. Under the liability method, deferred income taxes are provided for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), deferred income taxes are recorded and related regulatory assets and liabilities are established to match the regulated revenues and tax expense.

Investment tax credits are accounted for under the flow-through method except where regulatory commissions have reflected investment tax credits in the rate-making process on a deferral basis. Investment tax credits that have been deferred are amortized over the life of the plant investment.

The Registrant Subsidiaries account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” The Registrant Subsidiaries classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

Excise Taxes

As agents for some state and local governments, the Registrant Subsidiaries collect from customers certain excise taxes levied by those state or local governments on customers. The Registrant Subsidiaries do not record these taxes as revenue or expense.

Debt

Gains and losses from the reacquisition of debt used to finance regulated electric utility plants are deferred and amortized over the remaining term of the reacquired debt in accordance with their rate-making treatment unless the debt is refinanced. If the reacquired debt associated with the regulated business is refinanced, the reacquisition costs attributable to the portions of the business that are subject to cost-based regulatory accounting are generally deferred and amortized over the term of the replacement debt consistent with its recovery in rates. Some jurisdictions require that these costs be expensed upon reacquisition. The Registrant Subsidiaries report gains and losses on the reacquisition of debt for operations that are not subject to cost-based rate regulation in Interest Expense.

Debt discount or premium and debt issuance expenses are deferred and amortized generally utilizing the straight-line method over the term of the related debt. The straight-line method approximates the effective interest method and is consistent with the treatment in rates for regulated operations. The net amortization expense is included in Interest Expense.

Investments Held in Trust for Future Liabilities

AEP has several trust funds with significant investments intended to provide for future payments of pension and OPEB benefits, nuclear decommissioning and spent nuclear fuel disposal. All of the trust funds' investments are diversified and managed in compliance with all laws and regulations. The investment strategy for trust funds is to use a diversified portfolio of investments to achieve an acceptable rate of return while managing the interest rate sensitivity of the assets relative to the associated liabilities. To minimize investment risk, the trust funds are broadly diversified among classes of assets, investment strategies and investment managers. Management regularly reviews the actual asset allocations and periodically rebalances the investments to targeted allocations when appropriate. Investment policies and guidelines allow investment managers in approved strategies to use financial derivatives to obtain or manage market exposures and to hedge assets and liabilities. The investments are reported at fair value under the “Fair Value Measurements and Disclosures” accounting guidance.

Benefit Plans

All benefit plan assets are invested in accordance with each plan's investment policy. The investment policy outlines the investment objectives, strategies and target asset allocations by plan.

The investment philosophies for AEP's benefit plans support the allocation of assets to minimize risks and optimize net returns. Strategies used include:

  Maintaining a long-term investment horizon.
  Diversifying assets to help control volatility of returns at acceptable levels.
  Managing fees, transaction costs and tax liabilities to maximize investment earnings.
  Using active management of investments where appropriate risk/return opportunities exist.
  Keeping portfolio structure style-neutral to limit volatility compared to applicable benchmarks.
  Using alternative asset classes such as real estate and private equity to maximize return and provide additional portfolio diversification.

The investment policy for the pension fund allocates assets based on the funded status of the pension plan. The objective of the asset allocation policy is to reduce the investment volatility of the plan over time. Generally, more of the investment mix will be allocated to fixed income investments as the plan becomes better funded. Assets will be transferred away from equity investments into fixed income investments based on the market value of plan assets compared to the plan's projected benefit obligation. The current target asset allocations are as follows:

The investment policy for each benefit plan contains various investment limitations. The investment policies establish concentration limits for securities. Investment policies prohibit the benefit trust funds from purchasing securities issued by AEP (with the exception of proportionate and immaterial holdings of AEP securities in passive index strategies). However, the investment policies do not preclude the benefit trust funds from receiving contributions in the form of AEP securities, provided that the AEP securities acquired by each plan may not exceed the limitations imposed by law. Each investment manager's portfolio is compared to a diversified benchmark index.

For equity investments, the limits are as follows:

  No security in excess of 5% of all equities.
  Cash equivalents must be less than 10% of an investment manager's equity portfolio.
  No individual stock may be more than 10% of each manager's equity portfolio.
  No investment in excess of 5% of an outstanding class of any company.
  No securities may be bought or sold on margin or other use of leverage.

For fixed income investments, the concentration limits must not exceed:

  3% in any single issuer
  5% for private placements
  5% for convertible securities
  60% for bonds rated AA+ or lower
  50% for bonds rated A+ or lower
  10% for bonds rated BBB- or lower

For obligations of non-government issuers, the following limitations apply:

  AAA rated debt: a single issuer should account for no more than 5% of the portfolio.
  AA+, AA, AA- rated debt: a single issuer should account for no more than 3% of the portfolio.
  Debt rated A+ or lower: a single issuer should account for no more than 2% of the portfolio.
  No more than 10% of the portfolio may be invested in high yield and emerging market debt combined at any time.

A portion of the pension assets is invested in real estate funds to provide diversification, add return and hedge against inflation. Real estate properties are illiquid, difficult to value and not actively traded. The pension plan uses external real estate investment managers to invest in commingled funds that hold real estate properties. To mitigate investment risk in the real estate portfolio, commingled real estate funds are used to ensure that holdings are diversified by region, property type and risk classification. Real estate holdings include core, value-added and development risk classifications and some investments in Real Estate Investment Trusts (REITs), which are publicly traded real estate securities classified as Level 1.

A portion of the pension assets is invested in private equity. Private equity investments add return and provide diversification and typically require a long-term time horizon to evaluate investment performance. Private equity is classified as an alternative investment because it is illiquid, difficult to value and not actively traded. The pension plan uses limited partnerships and commingled funds to invest across the private equity investment spectrum. The private equity holdings are with multiple general partners who help monitor the investments and provide investment selection expertise. The holdings are currently comprised of venture capital, buyout and hybrid debt and equity investment instruments. Commingled private equity funds are used to enhance the holdings' diversity.

AEP participates in a securities lending program with BNY Mellon to provide incremental income on idle assets and to provide income to offset custody fees and other administrative expenses. AEP lends securities to borrowers approved by BNY Mellon in exchange for cash collateral. All loans are collateralized by at least 102% of the loaned asset's market value and the cash collateral is invested. The difference between the rebate owed to the borrower and the cash collateral rate of return determines the earnings on the loaned security. The securities lending program's objective is providing modest incremental income with a limited increase in risk.

Trust owned life insurance (TOLI) underwritten by The Prudential Insurance Company is held in the OPEB plan trusts. The strategy for holding life insurance contracts in the taxable Voluntary Employees' Beneficiary Association (VEBA) trust is to minimize taxes paid on the asset growth in the trust. Earnings on plan assets are tax-deferred within the TOLI contract and can be tax-free if held until claims are paid. Life insurance proceeds remain in the trust and are used to fund future retiree medical benefit liabilities. With consideration to other investments held in the trust, the cash value of the TOLI contracts is invested in two diversified funds. A portion is invested in a commingled fund with underlying investments in stocks that are actively traded on major international equity exchanges. The other portion of the TOLI cash value is invested in a diversified, commingled fixed income fund with underlying investments in government bonds, corporate bonds and asset-backed securities.

Cash and cash equivalents are held in each trust to provide liquidity and meet short-term cash needs. Cash equivalent funds are used to provide diversification and preserve principal. The underlying holdings in the cash funds are investment grade money market instruments including commercial paper, certificates of deposit, treasury bills and other types of investment grade short-term debt securities. The cash funds are valued each business day and provide daily liquidity.

Comprehensive Income (Loss)

Comprehensive income (loss) is defined as the change in equity (net assets) of a business enterprise during a period from transactions and other events and circumstances from nonowner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. Comprehensive income (loss) has two components: net income (loss) and other comprehensive income (loss).

Accumulated Other Comprehensive Income (Loss) (AOCI)

AOCI is included on the balance sheets in the equity section. Components of AOCI for the Registrant Subsidiaries as of December 31, 2012 and 2011 are shown in the following table:

	December 31,
	2012	2011
	(in thousands)
Cash Flow Hedges, Net of Tax
APCo	$1,433	$(285)
I&M	(20,093)	(15,284)
OPCo	7,183	7,706
PSO	6,481	7,149
SWEPCo	(15,549)	(15,524)

Amortization of Pension and OPEB Deferred Costs, Net of Tax
APCo	$19,118	$15,521
I&M	4,201	3,088
OPCo	45,938	32,977
SWEPCo	4,778	4,113

Pension and OPEB Funded Status, Net of Tax
APCo	$(50,449)	$(73,779)
I&M	(12,991)	(16,025)
OPCo	(218,846)	(238,405)
SWEPCo	(7,089)	(15,404)

Earnings Per Share (EPS)

The Registrant Subsidiaries are wholly-owned subsidiaries of AEP. Therefore, none are required to report EPS.

Southwestern Electric Power Co [Member]
Organization and Summary of Significant Accounting Policies
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The principal business conducted by the Registrant Subsidiaries is the generation, transmission and distribution of electric power. These companies are subject to regulation by the FERC under the Federal Power Act and the Energy Policy Act of 2005 and maintain accounts in accordance with the FERC and other regulatory guidelines. These companies are subject to further regulation with regard to rates and other matters by state regulatory commissions.

The Registrant Subsidiaries also engage in wholesale electricity marketing and risk management activities in the United States. I&M provides barging services to both affiliated and nonaffiliated companies. SWEPCo, through consolidated and nonconsolidated affiliates, conducts lignite mining operations to fuel certain of its generation facilities.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Rates and Service Regulation

The Registrant Subsidiaries' rates are regulated by the FERC and state regulatory commissions in the nine state operating territories in which they operate. The FERC also regulates the Registrant Subsidiaries' affiliated transactions, including AEPSC intercompany service billings which are generally at cost, under the 2005 Public Utility Holding Company Act and the Federal Power Act. The FERC also has jurisdiction over the issuances and acquisitions of securities of the public utility subsidiaries, the acquisition or sale of certain utility assets and mergers with another electric utility or holding company. For non-power goods and services, the FERC requires that a nonregulated affiliate can bill an affiliated public utility company no more than market while a public utility must bill the higher of cost or market to a nonregulated affiliate. The state regulatory commissions also regulate certain intercompany transactions under various orders and affiliate statutes. Both the FERC and state regulatory commissions are permitted to review and audit the relevant books and records of companies within a public utility holding company system.

The FERC regulates wholesale power markets and wholesale power transactions. The Registrant Subsidiaries' wholesale power transactions are generally market-based. Wholesale power transactions are cost-based regulated when the Registrant Subsidiaries negotiate and file a cost-based contract with the FERC or the FERC determines that the Registrant Subsidiaries have “market power” in the region where the transaction occurs. The Registrant Subsidiaries have entered into wholesale power supply contracts with various municipalities and cooperatives that are FERC-regulated, cost-based contracts. These contracts are generally formula rate mechanisms, which are trued up to actual costs annually. PSO's and SWEPCo's wholesale power transactions in the SPP region are cost-based due to the FERC's finding that PSO and SWEPCo have market power in the SPP region.

The state regulatory commissions regulate all of the retail distribution operations and rates of the Registrant Subsidiaries on a cost basis. The state regulatory commissions also regulate the retail generation/power supply operations and rates except in Ohio. The ESP rates in Ohio continue the process of aligning generation/power supply rates over time with market rates.

The FERC also regulates the Registrant Subsidiaries' wholesale transmission operations and rates. The FERC claims jurisdiction over retail transmission rates when retail rates are unbundled in connection with restructuring. OPCo's retail transmission rates in Ohio, APCo's retail transmission rates in Virginia and I&M's retail transmission rates in Michigan are unbundled and are based on formula rates included in the PJM OATT that are cost-based. Bundled retail transmission rates are regulated, on a cost basis, by the state commissions.

In addition, the FERC regulates the SIA, the Interconnection Agreement, the CSW Operating Agreement, the System Transmission Integration Agreement, the Transmission Agreement, the Transmission Coordination Agreement and the AEP System Interim Allowance Agreement, all of which allocate shared system costs and revenues to the Registrant Subsidiaries that are parties to each agreement. In October 2012, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and the AEP System Interim Allowance Agreement and approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision is expected from the FERC in mid-2013.

Principles of Consolidation

The consolidated financial statements for APCo include the Registrant Subsidiary and its wholly-owned subsidiaries. The consolidated financial statements for I&M include the Registrant Subsidiary, its wholly-owned subsidiaries and DCC Fuel (substantially-controlled VIEs). The consolidated financial statements for OPCo include the Registrant Subsidiary and a wholly-owned subsidiary. The consolidated financial statements for SWEPCo include the Registrant Subsidiary, a wholly-owned subsidiary and Sabine (a substantially-controlled VIE). Intercompany items are eliminated in consolidation. The Registrant Subsidiaries use the equity method of accounting for equity investments where they exercise significant influence but do not hold a controlling financial interest. Such investments are recorded as Deferred Charges and Other Noncurrent Assets on the balance sheets; equity earnings are included in Equity Earnings of Unconsolidated Subsidiaries on the statements of income. OPCo, PSO and SWEPCo have ownership interests in generating units that are jointly-owned with nonaffiliated companies. The proportionate share of the operating costs associated with such facilities is included in the income statements and the assets and liabilities are reflected in the balance sheets. See Note 14 − Variable Interest Entities.

Accounting for the Effects of Cost-Based Regulation

As rate-regulated electric public utility companies, the Registrant Subsidiaries' financial statements reflect the actions of regulators that result in the recognition of certain revenues and expenses in different time periods than enterprises that are not rate-regulated. In accordance with accounting guidance for “Regulated Operations,” the Registrant Subsidiaries record regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates. Due to the passage of legislation requiring restructuring and a transition to customer choice and market-based rates, OPCo applies “Regulated Operations” accounting treatment only to specifically approved portions of its generation business consisting of fuel and capacity costs.

Use of Estimates

The preparation of these financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include, but are not limited to, inventory valuation, allowance for doubtful accounts, long-lived asset impairment, unbilled electricity revenue, valuation of long-term energy contracts, the effects of regulation, long-lived asset recovery, storm costs, the effects of contingencies and certain assumptions made in accounting for pension and postretirement benefits. The estimates and assumptions used are based upon management's evaluation of the relevant facts and circumstances as of the date of the financial statements. Actual results could ultimately differ from those estimates.

Cash and Cash Equivalents

Cash and Cash Equivalents include temporary cash investments with original maturities of three months or less.

Inventory

Fossil fuel inventories are carried at average cost. Materials and supplies inventories are carried at average cost.

Accounts Receivable

Customer accounts receivable primarily include receivables from wholesale and retail energy customers, receivables from energy contract counterparties related to risk management activities and customer receivables primarily related to other revenue-generating activities.

Revenue is recognized from electric power sales when power is delivered to customers. To the extent that deliveries have occurred but a bill has not been issued, the Registrant Subsidiaries accrue and recognize, as Accrued Unbilled Revenues on the balance sheets, an estimate of the revenues for energy delivered since the last billing.

AEP Credit factors accounts receivable on a daily basis, excluding receivables from risk management activities, through purchase agreements with I&M, OPCo, PSO, SWEPCo and a portion of APCo. Since APCo does not have regulatory authority to sell accounts receivable in its West Virginia regulatory jurisdiction, only a portion of APCo's accounts receivable are sold to AEP Credit. See “Sale of Receivables – AEP Credit” section of Note 12 for additional information.

Allowance for Uncollectible Accounts

Generally, AEP Credit records bad debt expense related to receivables purchased from the Registrant Subsidiaries under a sale of receivables agreement. For receivables related to APCo's West Virginia operations, the bad debt reserve is calculated based on a rolling two-year average write-off in proportion to gross accounts receivable. For customer accounts receivables relating to risk management activities, accounts receivables are reviewed for bad debt reserves at a specific counterparty level basis. For miscellaneous accounts receivable, bad debt expense is recorded for all amounts outstanding 180 days or greater at 100%, unless specifically identified. Miscellaneous accounts receivable items open less than 180 days may be reserved using specific identification for bad debt reserves.

Concentrations of Credit Risk and Significant Customers

The Registrant Subsidiaries do not have any significant customers that comprise 10% or more of their operating revenues as of December 31, 2012.

The Registrant Subsidiaries monitor credit levels and the financial condition of their customers on a continuing basis to minimize credit risk. The regulatory commissions allow recovery in rates for a reasonable level of bad debt costs. Management believes adequate provisions for credit loss have been made in the accompanying Registrant Subsidiary financial statements.

Emission Allowances

The Registrant Subsidiaries in regulated jurisdictions including Ohio through December 31, 2014, record emission allowances at cost, including the annual SO2 and NOx emission allowance entitlements received at no cost from the Federal EPA. OPCo records allowances expected to be consumed subsequent to December 31, 2014 at the lower of cost or market when allowances are no longer included in the FAC due to energy auctions of SSO load. The Registrant Subsidiaries follow the inventory model for these allowances. Allowances expected to be consumed within one year are reported in Materials and Supplies. Allowances with expected consumption beyond one year are included in Deferred Charges and Other Noncurrent Assets. These allowances are consumed in the production of energy and are recorded in Fuel and Other Consumables Used for Electric Generation at an average cost. Allowances held for speculation are included in Prepayments and Other Current Assets. The purchases and sales of allowances are reported in the Operating Activities section of the statements of cash flows. The net margin on sales of emission allowances is included in Electric Generation, Transmission and Distribution Revenues for nonaffiliated transactions and in Sales to AEP Affiliates Revenues for affiliated transactions because of its integral nature to the production process of energy and the Registrant Subsidiaries' revenue optimization strategy for their operations. The net margin on sales of emission allowances affects the determination of deferred fuel or deferred emission allowance costs and the amortization of regulatory assets for certain jurisdictions.

Property, Plant and Equipment and Equity Investments

Regulated

Electric utility property, plant and equipment for rate-regulated operations are stated at original cost. Additions, major replacements and betterments are added to the plant accounts. Under the group composite method of depreciation, continuous interim routine replacements of items such as boiler tubes, pumps, motors, etc. result in the original cost, less salvage, being charged to accumulated depreciation. The group composite method of depreciation assumes that on average, asset components are retired at the end of their useful lives and thus there is no gain or loss. The equipment in each primary electric plant account is identified as a separate group. The depreciation rates that are established take into account the past history of interim capital replacements and the amount of salvage received. These rates and the related lives are subject to periodic review. Removal costs are charged to regulatory liabilities. The costs of labor, materials and overhead incurred to operate and maintain plants are included in operating expenses.

Long-lived assets are required to be tested for impairment when it is determined that the carrying value of the assets may no longer be recoverable or when the assets meet the held-for-sale criteria under the accounting guidance for “Impairment or Disposal of Long-Lived Assets.” When it becomes probable that an asset in service or an asset under construction will be abandoned and regulatory cost recovery has been disallowed, the cost of that asset shall be removed from plant-in-service or CWIP and charged to expense. Equity investments are required to be tested for impairment when it is determined there may be an other-than-temporary loss in value.

The fair value of an asset or investment is the amount at which that asset or investment could be bought or sold in a current transaction between willing parties, as opposed to a forced or liquidation sale. Quoted market prices in active markets are the best evidence of fair value and are used as the basis for the measurement, if available. In the absence of quoted prices for identical or similar assets or investments in active markets, fair value is estimated using various internal and external valuation methods including cash flow analysis and appraisals.

Nonregulated

The generation operations of OPCo and the mining operations of SWEPCo generally follow the policies of rate-regulated operations listed above but with the following exceptions. Property, plant and equipment of nonregulated operations and equity investments (included in Deferred Charges and Other Noncurrent Assets) are stated at fair value at acquisition (or as adjusted for any applicable impairments) plus the original cost of property acquired or constructed since the acquisition, less disposals. Normal and routine retirements from the plant accounts, net of salvage, are charged to accumulated depreciation for most nonregulated operations under the group composite method of depreciation. A gain or loss would be recorded if the retirement is not considered an interim routine replacement. Removal costs are charged to expense.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

AFUDC represents the estimated cost of borrowed and equity funds used to finance construction projects that is capitalized and recovered through depreciation over the service life of regulated electric utility plant. For nonregulated operations, including generating assets owned by OPCo and mining operations at SWEPCo, interest is capitalized during construction in accordance with the accounting guidance for “Capitalization of Interest.” The Registrant Subsidiaries record the equity component of AFUDC in Allowance for Equity Funds Used During Construction and the debt component of AFUDC as a reduction to Interest Expense.

Valuation of Nonderivative Financial Instruments

The book values of Cash and Cash Equivalents, Advances to/from Affiliates, Accounts Receivable, Accounts Payable and Short-term Debt approximate fair value because of the short-term maturity of these instruments. The book value of the pre-April 1983 spent nuclear fuel disposal liability for I&M approximates the best estimate of its fair value.

Fair Value Measurements of Assets and Liabilities

The accounting guidance for “Fair Value Measurements and Disclosures” establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). Where observable inputs are available for substantially the full term of the asset or liability, the instrument is categorized in Level 2. When quoted market prices are not available, pricing may be completed using comparable securities, dealer values, operating data and general market conditions to determine fair value. Valuation models utilize various inputs such as commodity, interest rate and, to a lesser degree, volatility and credit that include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets, market corroborated inputs (i.e. inputs derived principally from, or correlated to, observable market data) and other observable inputs for the asset or liability. The AEP System's market risk oversight staff independently monitors its valuation policies and procedures and provides members of the Commercial Operations Risk Committee (CORC) various daily, weekly and monthly reports, regarding compliance with policies and procedures. The CORC consists of AEPSC's Chief Operating Officer, Chief Financial Officer, Executive Vice President of Energy Supply, Senior Vice President of Commercial Operations and Chief Risk Officer.

For commercial activities, exchange traded derivatives, namely futures contracts, are generally fair valued based on unadjusted quoted prices in active markets and are classified as Level 1. Level 2 inputs primarily consist of OTC broker quotes in moderately active or less active markets, as well as exchange traded contracts where there is insufficient market liquidity to warrant inclusion in Level 1. Management verifies price curves using these broker quotes and classifies these fair values within Level 2 when substantially all of the fair value can be corroborated. Management typically obtains multiple broker quotes, which are nonbinding in nature but are based on recent trades in the marketplace. When multiple broker quotes are obtained, the quoted bid and ask prices are averaged. In certain circumstances, a broker quote may be discarded if it is a clear outlier. Management uses a historical correlation analysis between the broker quoted location and the illiquid locations and if the points are highly correlated, these locations are included within Level 2 as well. Certain OTC and bilaterally executed derivative instruments are executed in less active markets with a lower availability of pricing information. Illiquid transactions, complex structured transactions, FTRs and counterparty credit risk may require nonmarket based inputs. Some of these inputs may be internally developed or extrapolated and utilized to estimate fair value. When such inputs have a significant impact on the measurement of fair value, the instrument is categorized as Level 3. The main driver of contracts being classified as Level 3 is the inability to substantiate energy price curves in the market. A significant portion of the Level 3 instruments have been economically hedged which greatly limits potential earnings volatility.

AEP utilizes its trustee's external pricing service to estimate the fair value of the underlying investments held in the benefit plan and nuclear trusts. AEP's investment managers review and validate the prices utilized by the trustee to determine fair value. AEP's management performs its own valuation testing to verify the fair values of the securities. AEP receives audit reports of the trustee's operating controls and valuation processes. The trustee uses multiple pricing vendors for the assets held in the trusts.

Assets in the benefits and nuclear trusts and Other Cash Deposits are classified using the following methods. Equities are classified as Level 1 holdings if they are actively traded on exchanges. Items classified as Level 1 are investments in money market funds, fixed income and equity mutual funds and domestic equity securities. They are valued based on observable inputs primarily unadjusted quoted prices in active markets for identical assets. Items classified as Level 2 are primarily investments in individual fixed income securities and cash equivalents funds. Fixed income securities do not trade on an exchange and do not have an official closing price but their valuation inputs are based on observable market data. Pricing vendors calculate bond valuations using financial models and matrices. The models use observable inputs including yields on benchmark securities, quotes by securities brokers, rating agency actions, discounts or premiums on securities compared to par prices, changes in yields for U.S. Treasury securities, corporate actions by bond issuers, prepayment schedules and histories, economic events and, for certain securities, adjustments to yields to reflect changes in the rate of inflation. Other securities with model-derived valuation inputs that are observable are also classified as Level 2 investments. Investments with unobservable valuation inputs are classified as Level 3 investments. Benefit plan assets included in Level 3 are primarily real estate and private equity investments that are valued using methods requiring judgment including appraisals.

Deferred Fuel Costs

The cost of fuel and related emission allowances and emission control chemicals/consumables is charged to Fuel and Other Consumables Used for Electric Generation expense when the fuel is burned or the allowance or consumable is utilized. The cost of fuel also includes the cost of nuclear fuel burned which is computed primarily on the units-of-production method. In regulated jurisdictions with an active FAC, fuel cost over-recoveries (the excess of fuel revenues billed to customers over applicable fuel costs incurred) are generally deferred as current regulatory liabilities and under-recoveries (the excess of applicable fuel costs incurred over fuel revenues billed to customers) are generally deferred as current regulatory assets. Fuel cost over-recovery and under-recovery balances are classified as noncurrent when there is a phase-in plan or the FAC has been suspended. These deferrals are amortized when refunded or when billed to customers in later months with the state regulatory commissions' review and approval. The amount of an over-recovery or under-recovery can also be affected by actions of the state regulatory commissions. On a routine basis, state regulatory commissions review and/or audit the Registrant Subsidiaries' fuel procurement policies and practices, the fuel cost calculations and FAC deferrals. When a fuel cost disallowance becomes probable, the Registrant Subsidiaries adjust their FAC deferrals and record provisions for estimated refunds to recognize these probable outcomes.

Changes in fuel costs, including purchased power in Indiana and Michigan for I&M, in Ohio (beginning in 2012 through the ESP related to non-auction standard service offer load served) for OPCo, in Arkansas, Louisiana and Texas for SWEPCo, in Oklahoma for PSO and in Virginia for APCo are reflected in rates in a timely manner generally through the FAC. Changes in fuel costs, including purchased power in Ohio (beginning in 2009 through 2011) for OPCo and in West Virginia for APCo are reflected in rates through FAC phase-in plans. The FAC generally includes some sharing of off-system sales. In West Virginia for APCo, all of the profits from off-system sales are given to customers through the FAC. None of the profits from off-system sales are given to customers through the FAC in Ohio for OPCo. A portion of profits from off-system sales are given to customers through the FAC and other rate mechanisms in Oklahoma for PSO, Arkansas, Louisiana and Texas for SWEPCo, Virginia for APCo and in Indiana and Michigan (all areas of Michigan beginning in December 2010) for I&M. Where the FAC or off-system sales sharing mechanism is capped, frozen or non-existent, changes in fuel costs or sharing of off-system sales impacted earnings.

Revenue Recognition

Regulatory Accounting

The financial statements of the Registrant Subsidiaries reflect the actions of regulators that can result in the recognition of revenues and expenses in different time periods than enterprises that are not rate-regulated. Regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) are recorded to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates.

When regulatory assets are probable of recovery through regulated rates, the Registrant Subsidiaries record them as assets on the balance sheets. The Registrant Subsidiaries test for probability of recovery at each balance sheet date or whenever new events occur. Examples of new events include the issuance of a regulatory commission order or passage of new legislation. If it is determined that recovery of a regulatory asset is no longer probable, the Registrant Subsidiaries write off that regulatory asset as a charge against income.

Electricity Supply and Delivery Activities

The Registrant Subsidiaries recognize revenues from retail and wholesale electricity sales and electricity transmission and distribution delivery services. The Registrant Subsidiaries recognize the revenues on the statements of income upon delivery of the energy to the customer and include unbilled as well as billed amounts. In accordance with the applicable state commission regulatory treatment, PSO and SWEPCo do not record the fuel portion of unbilled revenue.

Most of the power produced at the generation plants of the AEP East Companies is sold to PJM, the RTO operating in the east service territory. The AEP East Companies purchase power from PJM to supply power to their customers. Generally, these power sales and purchases are reported on a net basis as revenues on the statements of income. However, purchases of power in excess of sales to PJM, on an hourly net basis, used to serve retail load are recorded gross as Purchased Electricity for Resale on the statements of income. Other RTOs in which the Registrant Subsidiaries participate do not function in the same manner as PJM. They function as balancing organizations and not as exchanges.

Physical energy purchases arising from non-derivative contracts are accounted for on a gross basis in Purchased Electricity for Resale on the statements of income. Energy purchases arising from non-trading derivative contracts are recorded based on the transaction's economic substance. Purchases under non-trading derivatives used to serve accrual based obligations are recorded in Purchased Electricity for Resale on the statements of income. All other non-trading derivative purchases are recorded net in revenues.

In general, the Registrant Subsidiaries record expenses when purchased electricity is received and when expenses are incurred. For certain power purchase contracts that are derivatives and accounted for using MTM accounting, OPCo records these contracts on a net basis in revenues. In other jurisdictions where the generation/supply business is subject to cost-based regulation, the unrealized MTM amounts are deferred as regulatory assets (for losses) and regulatory liabilities (for gains).

Energy Marketing and Risk Management Activities

AEPSC, on behalf of the Registrant Subsidiaries, engages in wholesale electricity, coal, natural gas and emission allowances marketing and risk management activities focused on wholesale markets where the AEP System owns assets and adjacent markets. These activities include the purchase-and-sale of energy under forward contracts at fixed and variable prices. These contracts include physical transactions, exchange-traded futures, and to a lesser extent, OTC swaps and options. Certain energy marketing and risk management transactions are with RTOs.

The Registrant Subsidiaries recognize revenues and expenses from wholesale marketing and risk management transactions that are not derivatives upon delivery of the commodity. The Registrant Subsidiaries use MTM accounting for wholesale marketing and risk management transactions that are derivatives unless the derivative is designated in a qualifying cash flow hedge relationship or a normal purchase or sale. The Registrant Subsidiaries include realized gains and losses on wholesale marketing and risk management transactions in revenues on a net basis. For OPCo, unrealized gains and losses on wholesale marketing and risk management transactions that are accounted for using MTM are included in revenues on a net basis. For APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, unrealized MTM amounts and some realized gains and losses are deferred as regulatory assets (for losses) and regulatory liabilities (for gains). Unrealized MTM gains and losses are included on the balance sheets as Risk Management Assets or Liabilities as appropriate.

Certain qualifying wholesale marketing and risk management derivatives transactions are designated as hedges of variability in future cash flows as a result of forecasted transactions (cash flow hedge). The Registrant Subsidiaries initially record the effective portion of the cash flow hedge's gain or loss as a component of AOCI. When the forecasted transaction is realized and affects net income, the Registrant Subsidiaries subsequently reclassify the gain or loss on the hedge from AOCI into revenues or expenses within the same financial statement line item as the forecasted transaction on their statements of income. For OPCo, the ineffective portion of the gain or loss is recognized in revenues or expense on the income statements immediately. APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, defer the ineffective portion as regulatory assets (for losses) and regulatory liabilities (for gains). See “Accounting for Cash Flow Hedging Strategies” section of Note 8.

Maintenance

The Registrant Subsidiaries expense maintenance costs as incurred. If it becomes probable that the Registrant Subsidiaries will recover specifically-incurred costs through future rates, a regulatory asset is established to match the expensing of those maintenance costs with their recovery in cost-based regulated revenues. In certain regulatory jurisdictions, the Registrant Subsidiaries defer costs above the level included in base rates and amortize those deferrals commensurate with recovery through rate riders.

Income Taxes and Investment Tax Credits

The Registrant Subsidiaries use the liability method of accounting for income taxes. Under the liability method, deferred income taxes are provided for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), deferred income taxes are recorded and related regulatory assets and liabilities are established to match the regulated revenues and tax expense.

Investment tax credits are accounted for under the flow-through method except where regulatory commissions have reflected investment tax credits in the rate-making process on a deferral basis. Investment tax credits that have been deferred are amortized over the life of the plant investment.

The Registrant Subsidiaries account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” The Registrant Subsidiaries classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

Excise Taxes

As agents for some state and local governments, the Registrant Subsidiaries collect from customers certain excise taxes levied by those state or local governments on customers. The Registrant Subsidiaries do not record these taxes as revenue or expense.

Debt

Gains and losses from the reacquisition of debt used to finance regulated electric utility plants are deferred and amortized over the remaining term of the reacquired debt in accordance with their rate-making treatment unless the debt is refinanced. If the reacquired debt associated with the regulated business is refinanced, the reacquisition costs attributable to the portions of the business that are subject to cost-based regulatory accounting are generally deferred and amortized over the term of the replacement debt consistent with its recovery in rates. Some jurisdictions require that these costs be expensed upon reacquisition. The Registrant Subsidiaries report gains and losses on the reacquisition of debt for operations that are not subject to cost-based rate regulation in Interest Expense.

Debt discount or premium and debt issuance expenses are deferred and amortized generally utilizing the straight-line method over the term of the related debt. The straight-line method approximates the effective interest method and is consistent with the treatment in rates for regulated operations. The net amortization expense is included in Interest Expense.

Investments Held in Trust for Future Liabilities

AEP has several trust funds with significant investments intended to provide for future payments of pension and OPEB benefits, nuclear decommissioning and spent nuclear fuel disposal. All of the trust funds' investments are diversified and managed in compliance with all laws and regulations. The investment strategy for trust funds is to use a diversified portfolio of investments to achieve an acceptable rate of return while managing the interest rate sensitivity of the assets relative to the associated liabilities. To minimize investment risk, the trust funds are broadly diversified among classes of assets, investment strategies and investment managers. Management regularly reviews the actual asset allocations and periodically rebalances the investments to targeted allocations when appropriate. Investment policies and guidelines allow investment managers in approved strategies to use financial derivatives to obtain or manage market exposures and to hedge assets and liabilities. The investments are reported at fair value under the “Fair Value Measurements and Disclosures” accounting guidance.

Benefit Plans

All benefit plan assets are invested in accordance with each plan's investment policy. The investment policy outlines the investment objectives, strategies and target asset allocations by plan.

The investment philosophies for AEP's benefit plans support the allocation of assets to minimize risks and optimize net returns. Strategies used include:

  Maintaining a long-term investment horizon.
  Diversifying assets to help control volatility of returns at acceptable levels.
  Managing fees, transaction costs and tax liabilities to maximize investment earnings.
  Using active management of investments where appropriate risk/return opportunities exist.
  Keeping portfolio structure style-neutral to limit volatility compared to applicable benchmarks.
  Using alternative asset classes such as real estate and private equity to maximize return and provide additional portfolio diversification.

The investment policy for the pension fund allocates assets based on the funded status of the pension plan. The objective of the asset allocation policy is to reduce the investment volatility of the plan over time. Generally, more of the investment mix will be allocated to fixed income investments as the plan becomes better funded. Assets will be transferred away from equity investments into fixed income investments based on the market value of plan assets compared to the plan's projected benefit obligation. The current target asset allocations are as follows:

The investment policy for each benefit plan contains various investment limitations. The investment policies establish concentration limits for securities. Investment policies prohibit the benefit trust funds from purchasing securities issued by AEP (with the exception of proportionate and immaterial holdings of AEP securities in passive index strategies). However, the investment policies do not preclude the benefit trust funds from receiving contributions in the form of AEP securities, provided that the AEP securities acquired by each plan may not exceed the limitations imposed by law. Each investment manager's portfolio is compared to a diversified benchmark index.

For equity investments, the limits are as follows:

  No security in excess of 5% of all equities.
  Cash equivalents must be less than 10% of an investment manager's equity portfolio.
  No individual stock may be more than 10% of each manager's equity portfolio.
  No investment in excess of 5% of an outstanding class of any company.
  No securities may be bought or sold on margin or other use of leverage.

For fixed income investments, the concentration limits must not exceed:

  3% in any single issuer
  5% for private placements
  5% for convertible securities
  60% for bonds rated AA+ or lower
  50% for bonds rated A+ or lower
  10% for bonds rated BBB- or lower

For obligations of non-government issuers, the following limitations apply:

  AAA rated debt: a single issuer should account for no more than 5% of the portfolio.
  AA+, AA, AA- rated debt: a single issuer should account for no more than 3% of the portfolio.
  Debt rated A+ or lower: a single issuer should account for no more than 2% of the portfolio.
  No more than 10% of the portfolio may be invested in high yield and emerging market debt combined at any time.

A portion of the pension assets is invested in real estate funds to provide diversification, add return and hedge against inflation. Real estate properties are illiquid, difficult to value and not actively traded. The pension plan uses external real estate investment managers to invest in commingled funds that hold real estate properties. To mitigate investment risk in the real estate portfolio, commingled real estate funds are used to ensure that holdings are diversified by region, property type and risk classification. Real estate holdings include core, value-added and development risk classifications and some investments in Real Estate Investment Trusts (REITs), which are publicly traded real estate securities classified as Level 1.

A portion of the pension assets is invested in private equity. Private equity investments add return and provide diversification and typically require a long-term time horizon to evaluate investment performance. Private equity is classified as an alternative investment because it is illiquid, difficult to value and not actively traded. The pension plan uses limited partnerships and commingled funds to invest across the private equity investment spectrum. The private equity holdings are with multiple general partners who help monitor the investments and provide investment selection expertise. The holdings are currently comprised of venture capital, buyout and hybrid debt and equity investment instruments. Commingled private equity funds are used to enhance the holdings' diversity.

AEP participates in a securities lending program with BNY Mellon to provide incremental income on idle assets and to provide income to offset custody fees and other administrative expenses. AEP lends securities to borrowers approved by BNY Mellon in exchange for cash collateral. All loans are collateralized by at least 102% of the loaned asset's market value and the cash collateral is invested. The difference between the rebate owed to the borrower and the cash collateral rate of return determines the earnings on the loaned security. The securities lending program's objective is providing modest incremental income with a limited increase in risk.

Trust owned life insurance (TOLI) underwritten by The Prudential Insurance Company is held in the OPEB plan trusts. The strategy for holding life insurance contracts in the taxable Voluntary Employees' Beneficiary Association (VEBA) trust is to minimize taxes paid on the asset growth in the trust. Earnings on plan assets are tax-deferred within the TOLI contract and can be tax-free if held until claims are paid. Life insurance proceeds remain in the trust and are used to fund future retiree medical benefit liabilities. With consideration to other investments held in the trust, the cash value of the TOLI contracts is invested in two diversified funds. A portion is invested in a commingled fund with underlying investments in stocks that are actively traded on major international equity exchanges. The other portion of the TOLI cash value is invested in a diversified, commingled fixed income fund with underlying investments in government bonds, corporate bonds and asset-backed securities.

Cash and cash equivalents are held in each trust to provide liquidity and meet short-term cash needs. Cash equivalent funds are used to provide diversification and preserve principal. The underlying holdings in the cash funds are investment grade money market instruments including commercial paper, certificates of deposit, treasury bills and other types of investment grade short-term debt securities. The cash funds are valued each business day and provide daily liquidity.

Comprehensive Income (Loss)

Comprehensive income (loss) is defined as the change in equity (net assets) of a business enterprise during a period from transactions and other events and circumstances from nonowner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. Comprehensive income (loss) has two components: net income (loss) and other comprehensive income (loss).

Accumulated Other Comprehensive Income (Loss) (AOCI)

AOCI is included on the balance sheets in the equity section. Components of AOCI for the Registrant Subsidiaries as of December 31, 2012 and 2011 are shown in the following table:

	December 31,
	2012	2011
	(in thousands)
Cash Flow Hedges, Net of Tax
APCo	$1,433	$(285)
I&M	(20,093)	(15,284)
OPCo	7,183	7,706
PSO	6,481	7,149
SWEPCo	(15,549)	(15,524)

Amortization of Pension and OPEB Deferred Costs, Net of Tax
APCo	$19,118	$15,521
I&M	4,201	3,088
OPCo	45,938	32,977
SWEPCo	4,778	4,113

Pension and OPEB Funded Status, Net of Tax
APCo	$(50,449)	$(73,779)
I&M	(12,991)	(16,025)
OPCo	(218,846)	(238,405)
SWEPCo	(7,089)	(15,404)

Earnings Per Share (EPS)

The Registrant Subsidiaries are wholly-owned subsidiaries of AEP. Therefore, none are required to report EPS.

New Accounting Pronouncements and Extraordinary Item	12 Months Ended
Dec. 31, 2012
Extraordinary Item

2. EXTRAORDINARY ITEM

TCC Texas Restructuring

In February 2006, the PUCT issued an order that denied recovery of capacity auction true-up amounts. Based on the February 2006 PUCT order, TCC recorded the disallowance as a $421 million ($273 million, net of tax) extraordinary loss in the December 31, 2005 financial statements. In July 2011, the Supreme Court of Texas reversed the PUCT's February 2006 disallowance of capacity auction true-up amounts and remanded for reconsideration the treatment of certain tax balances under normalization rules. Based upon the Supreme Court of Texas reversal of the PUCT's capacity auction true-up disallowance, TCC recorded a pretax gain of $421 million ($273 million, net of tax) in Extraordinary Item, Net of Tax on the statements of income in 2011.

Following a remand proceeding, the PUCT allowed TCC to retain contested tax balances in full satisfaction of its true-up proceeding, including carrying charges. Based upon the PUCT order, TCC recorded the reversal of regulatory credits of $65 million ($42 million, net of tax) and the reversal of $89 million of accumulated deferred investment tax credits ($58 million, net of tax) in Extraordinary Item, Net of Tax on the statements of income in 2011.

Rate Matters	12 Months Ended
Dec. 31, 2012
Rate Matters

3. RATE MATTERS

Our subsidiaries are involved in rate and regulatory proceedings at the FERC and their state commissions. Rate matters can have a material impact on net income, cash flows and possibly financial condition. Our recent significant rate orders and pending rate filings are addressed in this note.

OPCo Rate Matters

Ohio Electric Security Plan Filing

2009 – 2011 ESP

The PUCO issued an order in March 2009 that modified and approved the ESP which established rates at the start of the April 2009 billing cycle through 2011. OPCo collected the 2009 annualized revenue increase over the last nine months of 2009. The order also provided a phase-in FAC, which was authorized to be recovered through a non-bypassable surcharge over the period 2012 through 2018. The PUCO's March 2009 order was appealed to the Supreme Court of Ohio, which issued an opinion and remanded certain issues back to the PUCO.

In October 2011, the PUCO issued an order in the remand proceeding. As a result, OPCo ceased collection of POLR billings in November 2011 and recorded a write-off in 2011 related to POLR collections for the period June 2011 through October 2011. In February 2012, the Ohio Consumers' Counsel and the IEU filed appeals of that order with the Supreme Court of Ohio challenging various issues, including the PUCO's refusal to order retrospective relief concerning the POLR charges collected during 2009 – 2011 and various aspects of the approved environmental carrying charge, which, if ordered, could reduce OPCo's net deferred fuel costs up to the total balance. As of December 31, 2012, OPCo's net deferred fuel balance was $519 million, excluding unrecognized equity carrying costs. A decision from the Supreme Court of Ohio is pending.

In January 2011, the PUCO issued an order on the 2009 SEET filing, which resulted in a write-off in 2010 and a subsequent refund to customers during 2011. The IEU and the Ohio Energy Group filed appeals with the Supreme Court of Ohio challenging the PUCO's SEET decision. In December 2012, the Supreme Court of Ohio issued an order which rejected all of the intervenors' challenges and affirmed the PUCO decision.

The 2009 SEET order gave consideration for a future commitment to invest $20 million to support the development of a large solar farm. In January 2013, the PUCO found there was not a need for the large solar farm. The PUCO noted that OPCo remains obligated to spend $20 million on this solar project or another similar project by the end of 2013.

In July 2011, OPCo filed its 2010 SEET filing with the PUCO based upon the approach in the PUCO's 2009 order. Subsequent testimony and legal briefs from intervenors recommended a refund of up to $62 million of 2010 earnings, which included off-system sales in the SEET calculation. In December 2011, the PUCO staff filed testimony that recommended a $23 million refund of 2010 earnings. OPCo provided a reserve based upon management's estimate of the probable amount for a PUCO ordered SEET refund. OPCo is required to file its 2011 SEET filing with the PUCO on a separate CSPCo and OPCo company basis. The PUCO approved OPCo's request to file the 2011 SEET one month after the PUCO issues an order on the 2010 SEET. Management does not currently believe that there were significantly excessive earnings in 2011 for either CSPCo or OPCo and in 2012 for OPCo.

Management is unable to predict the outcome of the unresolved litigation discussed above. If these proceedings result in adverse rulings, it could reduce future net income and cash flows and impact financial condition.

January 2012 – May 2016 ESP as Rejected by the PUCO

In December 2011, the PUCO approved an ESP modified stipulation which established a SSO pricing for generation. Various parties filed for rehearing with the PUCO requesting that the PUCO reconsider adoption of the modified stipulation. In February 2012, the PUCO issued an entry on rehearing which rejected the modified stipulation and ordered a return to the 2011 ESP rates. Those rates remained in effect until the new ESP was approved in August 2012. See the “June 2012 – May 2015 ESP Including Capacity Charge” section below.

As a result of the PUCO's rejection of the modified stipulation, OPCo reversed a $35 million obligation to contribute to the Partnership with Ohio and the Ohio Growth Fund and an $8 million regulatory asset for 2011 storm damage, both originally recorded in 2011.

As directed by the February 2012 order, OPCo filed revised tariffs with the PUCO to implement the provisions of the 2011 ESP. Included in the revised tariffs was the Phase-In Recovery Rider (PIRR) to recover deferred fuel costs as authorized under the 2009 – 2011 ESP order. In March 2012, the PUCO issued an order that directed OPCo to file new revised tariffs removing the PIRR and stated that its recovery would be addressed in a future proceeding. OPCo implemented the new revised tariffs in March 2012. In March 2012, OPCo resumed recording a weighted average cost of capital return on the deferred fuel balance in accordance with the 2009 - 2011 ESP order. OPCo also filed a request for rehearing of the March 2012 order relating to the PIRR, which the PUCO denied but provided that all of the substantive concerns and issues raised would be addressed in a separate PIRR docket.

In August 2012, the PUCO ordered implementation of PIRR rates beginning September 2012. The PUCO ruled that carrying charges should be calculated without an offset for accumulated deferred income taxes and that a long-term debt rate should be applied when collections begin. The August 2012 order was upheld on rehearing by the PUCO in October 2012. In November 2012, OPCo filed an appeal at the Supreme Court of Ohio claiming a long-term debt rate modified the previously adjudicated ESP order, which granted a weighted average cost of capital rate. The IEU and the Ohio Consumers' Counsel also filed appeals at the Supreme Court of Ohio in November 2012 arguing that the PUCO should have reduced the deferred fuel balance to reflect the prior “improper” collection of POLR revenues and reduced carrying costs due to an accumulated deferred income tax credit. See the “2009 – 2011 ESP” section above. These appeals could reduce OPCo's net deferred fuel balance up to the total balance, which would reduce future net income and cash flows. A decision from the Supreme Court of Ohio is pending.

June 2012 – May 2015 ESP Including Capacity Charge

In August 2012, the PUCO issued an order which adopted and modified a new ESP that establishes base generation rates through May 2015, adopted a 12% earnings threshold for the SEET and allowed the continuation of the fuel adjustment clause. Further, the ESP established a non-bypassable Distribution Investment Rider effective September 2012 through May 2015 to recover, with certain caps, post-August 2010 distribution investment. The ESP also maintained recovery of several previous ESP riders and required OPCo to contribute $2 million per year during the ESP to the Ohio Growth Fund. In addition, the PUCO approved a storm damage recovery mechanism.

As part of the ESP decision, the PUCO ordered OPCo to conduct an energy-only auction for 10% of the SSO load with delivery beginning six months after the receipt of final orders in both the ESP and corporate separation cases and extending through May 2015. The PUCO also ordered OPCo to conduct energy-only auctions for an additional 50% of the SSO load with delivery beginning June 2014 through May 2015 and for the remaining 40% of the SSO load for delivery from January 2015 through May 2015. OPCo will conduct energy and capacity auctions for its entire SSO load for delivery starting in June 2015.

In July 2012, the PUCO issued an order in a separate capacity proceeding which stated that OPCo must charge CRES providers the Reliability Pricing Model (RPM) price and authorized OPCo to defer a portion of its incurred capacity costs not recovered from CRES providers up to $188.88/MW day. The RPM price is approximately $20/MW day through May 2013. In December 2012, various parties filed notices of appeal of the capacity costs decision with the Supreme Court of Ohio.

As part of the August 2012 PUCO ESP order, the PUCO established a non-bypassable Retail Stability Rider (RSR), effective September 2012. The RSR is intended to provide approximately $500 million over the ESP period and will be collected from customers at $3.50/MWh through May 2014 and $4.00/MWh for the period June 2014 through May 2015, with $1.00/MWh applied to the deferred capacity costs. As of December 31, 2012, OPCo recorded $66 million of incurred deferred capacity costs, including debt carrying costs, in Regulatory Assets on the balance sheet. In August 2012, the IEU filed an action with the Supreme Court of Ohio stating, among other things, that OPCo's collection of its capacity costs is illegal. In September 2012, OPCo and the PUCO filed motions to dismiss the IEU's action. If OPCo is ultimately not permitted to fully collect its deferred capacity costs, it would reduce future net income and cash flows and impact financial condition. A decision from the Supreme Court of Ohio is pending.

In January 2013, the PUCO issued its Order on Rehearing for the ESP which generally upheld its August 2012 order including the implementation of the RSR. The PUCO clarified that a final reconciliation of revenues and costs would be permitted for any over- or under-recovery on several riders including fuel. In addition, the PUCO addressed certain issues around the energy auctions while other SSO issues related to the energy auctions were deferred to a separate docket. If OPCo is ultimately not permitted to fully collect its ESP rates, including the RSR, it would reduce future net income and cash flows and impact financial condition.

Corporate Separation

In October 2012, the PUCO issued an order which approved the corporate separation of OPCo's generation assets including the transfer of OPCo's generation assets at net book value to AEPGenCo. AEPGenCo will also assume the associated generation liabilities. In December 2012, the PUCO granted the IEU and Ohio Consumers' Counsel requests for rehearing for the purpose of further consideration and those requests remain pending.

Also in October 2012, filings at the FERC were submitted related to corporate separation. See the “Corporate Separation and Termination of Interconnection Agreement” section below under FERC Rate Matters. Our results of operations related to generation in Ohio will be largely determined by prevailing market conditions.

2011 Ohio Distribution Base Rate Case

In December 2011, the PUCO approved a stipulation which provided for no change in distribution rates and a new rider for a $15 million annual credit to residential ratepayers due principally to the inclusion of the rate base distribution investment in the Distribution Investment Rider (DIR) as approved in December 2011 by the modified stipulation in the ESP proceeding. However, when the February 2012 PUCO order rejected the ESP modified stipulation, collection of the DIR terminated. In August 2012, the PUCO approved a new DIR as part of the June 2012 – May 2015 ESP proceeding. The DIR is capped at $86 million in 2012, $104 million in 2013, $124 million in 2014 and $52 million for the period January through May 2015, for a total of $366 million.

Storm Damage Recovery Rider (SDRR)

In December 2012, OPCo submitted an application with the PUCO to establish initial SDRR rates. The SDRR seeks recovery of 2012 incremental storm distribution expenses over twelve months starting with the effective date of the SDRR as approved by the PUCO. If the PUCO extends recovery beyond twelve months and/or does not commence cost recovery by April 2013, OPCo requested approval of a weighted average cost of capital carrying charge, effective April 2013. As of December 31, 2012, OPCo recorded $62 million in Regulatory Assets on the balance sheet related to 2012 storm damage. If OPCo is not ultimately permitted to recover these storm costs, it would reduce future net income and cash flows and impact financial condition.

2009 Fuel Adjustment Clause Audit

The PUCO selected an outside consultant to conduct an audit of OPCo's FAC for 2009. The outside consultant provided its audit report to the PUCO. In January 2012, the PUCO ordered that the remaining $65 million in proceeds from a 2008 coal contract settlement agreement be applied against OPCo's under-recovered fuel balance. In April 2012, on rehearing, the PUCO ordered that the settlement credit only needed to reflect the Ohio retail jurisdictional share of the gain not already flowed through the FAC with carrying charges. OPCo recorded a $30 million net favorable adjustment on the statement of income in the second quarter of 2012. The January 2012 PUCO order also stated that a consultant should be hired to review the coal reserve valuation and recommend whether any additional value should benefit ratepayers. Management is unable to predict the outcome of any future consultant recommendation. If the PUCO ultimately determines that additional amounts should benefit ratepayers as a result of the consultant's review of the coal reserve valuation, it could reduce future net income and cash flows and impact financial condition.

In August 2012, intervenors filed with the Supreme Court of Ohio claiming the settlement credit ordered by the PUCO should have reflected the remaining gain not already flowed through the FAC with carrying charges, which, if ordered, would be $35 million plus carrying charges. If the Supreme Court of Ohio ultimately determines that additional amounts should benefit ratepayers, it could reduce future net income and cash flows and impact financial condition.

2010 and 2011 Fuel Adjustment Clause Audits

The PUCO-selected outside consultant issued its 2010 and 2011 FAC audit reports which included a recommendation that the PUCO reexamine the carrying costs on the deferred FAC balance and determine whether the carrying costs on the balance should be net of accumulated income taxes. As of December 31, 2012, the amount of OPCo's carrying costs that could potentially be reduced due to the accumulated income tax issue is estimated to be approximately $36 million, including $19 million of unrecognized equity carrying costs. These amounts include the carrying costs exposure of the 2009 FAC audit, which has been appealed by an intervenor to the Supreme Court of Ohio. Decisions from the PUCO are pending. Management is unable to predict the outcome of these proceedings. If the PUCO orders result in a reduction to the FAC deferral, it would reduce future net income and cash flows and impact financial condition.

Ormet Interim Arrangement

OPCo and Ormet, a large aluminum company, filed an application with the PUCO for approval of an interim arrangement governing the provision of generation service to Ormet. This interim arrangement was approved by the PUCO and was effective from January 2009 through September 2009. In March 2009, the PUCO approved a FAC in the ESP filing and the FAC aspect of the ESP order was upheld by the Supreme Court of Ohio. The approval of the FAC as part of the ESP, together with the PUCO approval of the interim arrangement, provided the basis to record a regulatory asset for the difference between the approved market price and the rate paid by Ormet. Through September 2009, the last month of the interim arrangement, OPCo had $64 million of deferred FAC costs related to the interim arrangement, excluding $2 million of unrecognized equity carrying costs. In November 2009, OPCo requested that the PUCO approve recovery of the deferral under the interim agreement plus a weighted average cost of capital carrying charge. The deferral amount is included in OPCo's FAC phase-in deferral balance. In the 2009 – 2011 ESP proceeding, intervenors requested that OPCo be required to refund the Ormet-related regulatory asset and requested that the PUCO prevent OPCo from collecting the Ormet-related revenues in the future. The PUCO did not take any action on this request. The intervenors raised the issue again in response to OPCo's November 2009 filing to approve recovery of the deferral under the interim agreement. This issue remains pending before the PUCO. If OPCo is not ultimately permitted to fully recover its requested deferrals under the interim arrangement, it would reduce future net income and cash flows and impact financial condition.

Special Rate Mechanism for Ormet

In October 2012, the PUCO issued an order approving a delayed payment plan for Ormet of its October and November 2012 power billings totaling $27 million to be paid in equal monthly installment over the period January 2014 to May 2015 without interest. In the event Ormet does not pay the $27 million, the PUCO permitted OPCo to recover the unpaid balance, up to $20 million, in the economic development rider. To the extent unpaid amounts exceed $20 million, it will reduce future net income and cash flows.

Ohio IGCC Plant

In March 2005, OPCo filed an application with the PUCO seeking authority to recover costs of building and operating an IGCC power plant. As of December 31, 2012, OPCo has collected $24 million in pre-construction costs authorized in a June 2006 PUCO order. Intervenors have filed motions with the PUCO requesting all collected pre-construction costs be refunded to Ohio ratepayers with interest.

Management cannot predict the outcome of these proceedings concerning the Ohio IGCC plant or what effect, if any, these proceedings would have on future net income and cash flows. However, if OPCo is required to refund pre-construction costs collected, it could reduce future net income and cash flows and impact financial condition.

SWEPCo Rate Matters

Turk Plant

SWEPCo constructed the Turk Plant, a new base load 600 MW pulverized coal ultra-supercritical generating unit in Arkansas, which was placed into service in December 2012. SWEPCo owns 73% (440 MW) of the Turk Plant and operates the completed facility. As of December 31, 2012, excluding costs attributable to its joint owners and a $62 million provision for a Texas capital costs cap, SWEPCo has capitalized approximately $1.7 billion of expenditures, including AFUDC and capitalized interest of $328 million and related transmission costs of $120 million.

The APSC granted approval for SWEPCo to build the Turk Plant by issuing a Certificate of Environmental Compatibility and Public Need (CECPN) for the 88 MW SWEPCo Arkansas jurisdictional share of the Turk Plant. Following an appeal by certain intervenors, the Arkansas Supreme Court issued a decision that reversed the APSC's grant of the CECPN. In June 2010, in response to the Arkansas Supreme Court's decision, the APSC issued an order which reversed and set aside the previously granted CECPN. This portion of the Turk Plant output is currently not subject to cost-based rate recovery and is being sold into the SPP market.

The PUCT approved a Certificate of Convenience and Necessity (CCN) for the Turk Plant with the following conditions: (a) a cap on the recovery of jurisdictional capital costs for the Turk Plant based on the previously estimated $1.522 billion projected construction cost, excluding AFUDC and related transmission costs, (b) a cap on recovery of annual CO2 emission costs at $28 per ton through the year 2030 and (c) a requirement to hold Texas ratepayers financially harmless from any adverse impact related to the Turk Plant not being fully subscribed to by other utilities or wholesale customers. SWEPCo appealed the PUCT's order contending the two cost cap restrictions are unlawful. The Texas Industrial Energy Consumers (TIEC) filed an appeal contending that the PUCT's grant of a conditional CCN for the Turk Plant should be revoked because the Turk Plant is unnecessary to serve retail customers. The Texas District Court and the Texas Court of Appeals affirmed the PUCT's order in all respects. In April 2012, SWEPCo and TIEC filed petitions for review at the Supreme Court of Texas. The Supreme Court of Texas has requested full briefing from the parties.

If SWEPCo cannot recover all of its investment and expenses related to the Turk Plant, it would reduce future net income and cash flows and impact financial condition.

2012 Texas Base Rate Case

In July 2012, SWEPCo filed a request with the PUCT to increase annual base rates by $83 million, primarily due to the Turk Plant, based upon an 11.25% return on common equity to be effective January 2013. The requested base rate increase included a return on and of the Texas jurisdictional share (approximately 33%) of the Turk Plant generation investment as of December 2011, total Turk Plant related estimated transmission investment costs and associated operation and maintenance costs. The filing also (a) increased depreciation expense due to the decrease in the average remaining life of the Welsh Plant to account for the change in the retirement date of the Welsh Plant Unit 2 from 2040 to 2016, (b) proposed increased vegetation management expenditures and (c) included a return on and of the Stall Unit as of December 2011 and associated operations and maintenance costs.

In September 2012, an Administrative Law Judge issued an order that granted the establishment of SWEPCo's existing rates as temporary rates beginning in late January 2013, subject to true-up to the final PUCT-approved rates.

In December 2012, several intervenors, including the PUCT staff, filed testimony that recommended an annual base rate increase between $16 million and $51 million based upon a return on common equity between 9.0% and 9.55%. In addition, two intervenors recommended that the Turk Plant be excluded from rate base. A decision from the PUCT is expected in the second quarter of 2013. If the PUCT does not approve full cost recovery of SWEPCo's assets, it would reduce future net income and cash flows and impact financial condition.

Louisiana 2012 Formula Rate Filing

In 2012, SWEPCo initiated a proceeding to establish new formula base rates in Louisiana, including recovery of the Louisiana jurisdictional share (approximately 29%) of the Turk Plant. In February 2013, a settlement was filed and a hearing was conducted. The settlement provided that SWEPCo would increase Louisiana total rates by approximately $2 million annually, effective March 2013, consisting of an increase in base rates of approximately $85 million annually offset by a decrease in fuel rates of approximately $83 million annually. The proposed March 2013 base rates are based on a 10% return on common equity and cost recovery of the Louisiana jurisdictional share of the Turk Plant and Stall Unit, subject to refund based on the staff review of the cost of service and prudence review of the Turk Plant to be initiated by SWEPCo no later than May 2013. The settlement also provided that the LPSC will review base rates in 2014 and 2015 and that SWEPCo will recover all non-fuel Turk Plant costs and a full weighted-average cost of capital return on the Turk Plant portion of rate base beginning January 2013. A decision from the LPSC is expected in the first quarter of 2013.

Flint Creek Plant Environmental Controls

In February 2012, SWEPCo filed a petition with the APSC seeking a declaratory order to install environmental controls at the Flint Creek Plant to comply with the standards established by the CAA. The estimated cost of the project is $408 million, excluding AFUDC and company overheads. As a joint owner of the Flint Creek Plant, SWEPCo's portion of those costs is estimated at $204 million. As of December 31, 2012, SWEPCo has incurred $11 million related to this project, including AFUDC and company overheads. The APSC staff and the Sierra Club filed testimony that recommended the APSC deny the requested declaratory order. A hearing is scheduled for March 2013. If SWEPCo is not ultimately permitted to recover its incurred costs, it would reduce future net income and cash flows.

APCo and WPCo Rate Matters

Plant Transfers

In October 2012, the AEP East Companies submitted several filings with the FERC. See the “Corporate Separation and Termination of Interconnection Agreement” section of FERC Rate Matters. In December 2012, APCo and WPCo filed requests with the Virginia SCC and the WVPSC for approval to transfer at net book value to APCo a two-thirds interest in Amos Plant, Unit 3 and a one-half interest in the Mitchell Plant, comprising 1,647 MW of average annual generating capacity presently owned by OPCo. Hearings at the Virginia SCC and the WVPSC are scheduled for April 2013 and July 2013, respectively. If the transfers are approved, APCo and WPCo anticipate seeking cost recovery when they file their next base rate cases.

Virginia Fuel Filing

In April 2012, APCo filed an application with the Virginia SCC for an annual increase in fuel revenues of $117 million to be effective June 2012. The filing included forecasted costs for the 15-month period ended August 2013 and requested recovery of APCo's anticipated unrecovered fuel balance as of May 2012 over a two-year period commencing in June 2012. The non-incremental portion of APCo's forecasted and deferred wind purchased power costs were reflected in APCo's filing. In June 2012, the Virginia SCC approved the application as filed.

Environmental Rate Adjustment Clause (Environmental RAC)

In November 2011, the Virginia SCC issued an order which approved APCo's Environmental RAC recovery of $30 million to be collected over one year beginning in February 2012 but denied recovery of certain environmental costs. As a result, in 2011, APCo recorded a pretax write-off of $31 million on the statement of income related to environmental compliance costs incurred from January 2009 through December 2010. APCo appealed the Virginia SCC decision to the Supreme Court of Virginia. In November 2012, the Supreme Court of Virginia issued an order which allowed APCo to recover an additional $6 million of 2009 and 2010 actual Environmental RAC costs and affirmed the portion of the November 2011 order that denied recovery of certain environmental costs. The Virginia SCC issued an order in December 2012 which permitted APCo to extend the current Environmental RAC surcharge for the months of February and March 2013 in order to collect the $6 million.

Generation Rate Adjustment Clause (Generation RAC)

In January 2012, the Virginia SCC issued a Generation RAC order which allowed APCo to recover $26 million annually, effective March 2012, related to recovery of the Dresden Plant. APCo filed with the Virginia SCC to continue the current Generation RAC rate to recover costs of the Dresden Plant through February 2014. In December 2012, the Virginia SCC granted APCo's application as filed and required APCo to submit a new Generation RAC filing in March 2013.

APCo IGCC Plant

As of December 31, 2012, APCo deferred for future recovery pre-construction IGCC costs of approximately $9 million applicable to its West Virginia jurisdiction, approximately $2 million applicable to its FERC jurisdiction and approximately $9 million applicable to its Virginia jurisdiction. If the costs are not recoverable, it would reduce future net income and cash flows and impact financial condition.

APCo's and WPCo's Expanded Net Energy Charge (ENEC) Filing

In March 2012, West Virginia passed securitization legislation, which allows the WVPSC to establish a regulatory framework to securitize certain deferred ENEC balances and other ENEC related assets. Also in March 2012, APCo and WPCo filed their ENEC application with the WVPSC for the fourth year of a four-year phase-in plan which requested no change in ENEC rates if the WVPSC issues a financing order allowing securitization of the under-recovered ENEC deferral and other ENEC-related assets. If the financing order is not issued, APCo and WPCo requested that recovery of these costs be allowed in current rates.

In July 2012, the WVPSC issued an order that approved a settlement agreement which recommended no change in total ENEC rates but reflected a $24 million increase in the construction surcharge and a $24 million decrease in ENEC rates. In August 2012, APCo and WPCo filed with the WVPSC a request for a financing order to securitize a total of $422 million related to the December 2011 under-recovered ENEC deferral balance including other ENEC-related assets of $13 million and related future financing costs of $7 million. Upon completion of the securitization, APCo would offset its current ENEC rates by an amount to recover the securitized balance over the securitization period. In January 2013, intervenors filed testimony that recommended securitization of approximately $370 million. The differences between APCo's and WPCo's request and the intervenors' testimony represent previously approved ENEC-related deferred amounts being recovered in the ENEC over extended periods, various amounts deferred subsequent to the 2011 securitization period and related future securitization financing costs. As of December 31, 2012, APCo's ENEC under-recovery balance of $299 million, net of 2012 over-recovery, was recorded in Regulatory Assets on the balance sheet, excluding $4 million of unrecognized equity carrying costs and $12 million of other ENEC-related assets. APCo and WPCo are currently in settlement discussions with intervenors.

PSO Rate Matters

PSO 2008 Fuel and Purchased Power

In 2009, the OCC initiated a proceeding to review PSO's fuel and purchased power adjustment clause for the calendar year 2008 and also initiated a prudence review of the related costs. In October 2012, the OCC issued a final order that found PSO's fuel and purchased power costs were prudently incurred without any disallowance and that PSO's shareholder's portion of off-system sales margins would remain at 25%.

Oklahoma Environmental Compliance Plan

In September 2012, PSO filed an environmental compliance plan with the OCC reflecting the retirement of Northeastern Station (NES) Unit 4 in 2016 and additional environmental controls on NES Unit 3 to continue operations through 2026. The plan requested approval for (a) cost recovery through base rates by 2026 of an estimated $256 million of new environmental investment that will be incurred prior to 2016 at NES Unit 3, (b) cost recovery through 2026 of NES Units 3 and 4 net book value (combined net book value of the two units is $234 million as of December 31, 2012), (c) cost recovery through base rates of an estimated $83 million of new investment incurred through 2016 at various gas units and (d) a new 15-year purchase power agreement (PPA) with a nonaffiliated entity, effective in 2016, with cost recovery through a rider, including an annual earnings component of $3 million. Although the environmental compliance plan does not seek to put any new costs into rates at this time, PSO anticipates seeking cost recovery when filing its next base rate case, which is expected to occur no later than 2014.

In January 2013, testimony filed by the OCC staff and the Oklahoma Office of the Attorney General generally agreed with PSO's plan, although they recommended no earnings component on the PPA and to delay final decisions on parts of the plan including cost recovery of NES Unit 3 and any increases in fuel costs due to reductions in the output of energy from NES Unit 3 beginning in 2021. The testimony recommended that cost recovery could extend past 2026 on parts of the plan and recommended a $175 million cost cap on NES Unit 3 environmental investment.

Also, an intervenor representing some of PSO's large industrial users opposed virtually all of PSO's plan, including recommending no cost recovery of NES Units 3 and 4 book value amounts not recovered at the time of their retirement and no recovery of the PPA costs, including earnings on the PPA. A hearing is scheduled for April 2013.

I&M Rate Matters

2011 Indiana Base Rate Case

In September 2011, I&M filed a request with the IURC for a net annual increase in Indiana base rates of $149 million based upon a return on common equity of 11.15%. The $149 million net annual increase reflects an increase in base rates of $178 million offset by proposed corresponding reductions of $13 million to the off-system sales sharing rider, $9 million to the PJM cost rider and $7 million to the clean coal technology rider rates. The request included an increase in depreciation rates that would result in an increase of approximately $25 million in annual depreciation expense. Included in the depreciation rates increase was a decrease in the average remaining life of Tanners Creek Plant to account for the change in the retirement date of Tanners Creek Plant, Units 1-3 from 2020 to 2014. In May 2012, I&M filed rebuttal testimony which changed the retirement date for Tanners Creek Plant, Units 1-3 to 2015 and supported an increase of $170 million in base rates, excluding reductions to certain riders.

In February 2013, the IURC issued an order that granted an $85 million annual increase in base rates based upon a return on common equity of 10.2%, effective March 2013. The $85 million annual increase in base rates will be offset by corresponding reductions of $5 million to the off-system sales sharing rider, $11 million to the PJM cost rider and $7 million to the clean coal technology rider rates. The IURC granted the requested increase in depreciation rates, modified the shareholder's portion of off-system sales margins to 50% below and above the $27 million imbedded in base rates, established a capacity tracker and established a major storm damage restoration reserve.

Cook Plant Life Cycle Management Project

In April and May 2012, I&M filed a petition with the IURC and the MPSC, respectively, for approval of the Cook Plant Life Cycle Management Project (LCM Project), which consists of a group of capital projects to ensure the safe and reliable operations of the Cook Plant through its licensed life. The estimated cost of the LCM Project is $1.2 billion to be incurred through 2018, excluding AFUDC.

In Indiana, I&M requested recovery of certain project costs, including interest, through a new rider effective January 2013. In Michigan, I&M requested that the MPSC approve a Certificate of Need and authorize I&M to defer, on an interim basis, incremental depreciation and related property tax costs, including interest, along with study, analysis and development costs until the applicable LCM costs are included in I&M's base rates. As of December 31, 2012, I&M has incurred $176 million related to the LCM Project, including AFUDC.

In August 2012, intervenors filed testimony in Indiana. The Indiana Michigan Power Company Industrial Group recommended that I&M recover $229 million in a rider with the remaining costs to be requested in future base rate cases. The Indiana Office of Utility Consumer Counselor (OUCC) recommended a maximum of $408 million of LCM project costs be recovered in a rider, and a maximum of $299 million for projects the OUCC believes are not related to LCM to be recovered in future base rates. The IURC held a hearing in January 2013.

In January 2013, the MPSC approved a Certificate of Need (CON) for the LCM Project with total costs of $851 million (Michigan jurisdictional share is approximately 15%) for the period 2013 through 2018. The order provided that depreciation, property taxes and a return using the overall rate of return approved in I&M's last Michigan base rate case related to the 2013 through 2018 LCM Project costs can be deferred until these costs are included in rates. The order excluded from the CON $176 million of LCM costs spent prior to 2013 as $39 million was included in the determination of Michigan base rates, effective April 2012, and the remaining $137 million in CWIP will be requested in a future base rate case. The order also excluded $142 million of future LCM costs, which if incurred, will be requested in a future base rate case. Under Michigan law, the approved CON amount is eligible for a cost increase allowance of 10%, up to $85 million, of the approved project costs in the event project costs exceed the approved level of costs.

If I&M is not ultimately permitted to recover its LCM Project costs, it would reduce future net income and cash flows and impact financial condition.

Rockport Plant Environmental Controls

I&M filed an application with the IURC seeking approval of a Certificate of Public Convenience and Necessity (CPCN) to retrofit one unit at its Rockport Plant with environmental controls estimated to cost $1.4 billion to comply with new requirements. AEGCo and I&M jointly own Unit 1 and jointly lease Unit 2 of the Rockport Plant. I&M is also evaluating options related to the maturity of the lease for Rockport Plant Unit 2 in 2022 and continues to investigate alternative compliance technologies for these units as part of its overall compliance strategy. As of December 31, 2012, we have incurred $71 million related to these environmental controls, including AFUDC. If we are not ultimately permitted to recover our incurred costs, it would reduce future net income and cash flows.

In February 2013, I&M filed a motion with the IURC to dismiss its request for approval of a CPCN for environmental controls after modification to the NSR consent decree. Under the terms of the NSR consent decree modification, the units of Rockport Plant will be equipped with dry sorbent injection systems in 2015 and have options to retrofit additional SO2 controls, refuel, repower or retire in 2025 and 2028.

KPCo Rate Matters

Plant Transfer

In October 2012, the AEP East Companies submitted several filings with the FERC. See the “Corporate Separation and Termination of Interconnection Agreement” section of FERC Rate Matters. In December 2012, KPCo filed a request with the KPSC for approval to transfer at net book value to KPCo a one-half interest in the Mitchell Plant, comprising 780 MW of average annual generating capacity presently owned by OPCo. If the transfer is approved, KPCo anticipates seeking cost recovery when filing its next base rate case. In addition, KPCo announced its plan to retire Big Sandy Plant, Unit 2 in early 2015, subject to regulatory approval, and its intention to study the conversion of Big Sandy Plant, Unit 1 to burn natural gas instead of coal.

Big Sandy Plant, Unit 2 FGD System

In May 2012, KPCo withdrew its application to the KPSC seeking approval of a Certificate of Public Convenience and Necessity to retrofit Big Sandy Plant, Unit 2 with a dry FGD system. As part of the Mitchell Plant transfer filing discussed above, KPCo requested costs related to the FGD project be established as a regulatory asset and recovered in KPCo's next base rate case. As of December 31, 2012, KPCo has incurred $29 million related to the FGD project, which is recorded in Deferred Charges and Other Noncurrent Assets on the balance sheet. If KPCo is not ultimately permitted to recover its incurred costs, it would reduce future net income and cash flows.

FERC Rate Matters

Seams Elimination Cost Allocation (SECA) Revenue Subject to Refund

In 2004, AEP eliminated transaction-based through-and-out transmission service charges and collected, at the FERC's direction, load-based charges, referred to as RTO SECA through March 2006. Intervenors objected and the FERC set SECA rate issues for hearing and ordered that the SECA rate revenues be collected, subject to refund. The AEP East Companies recognized gross SECA revenues of $220 million. In 2006, a FERC Administrative Law Judge issued an initial decision finding that the SECA rates charged were unfair, unjust and discriminatory and that new compliance filings and refunds should be made.

AEP filed briefs jointly with other affected companies asking the FERC to reverse the decision. In May 2010, the FERC issued an order that generally supported AEP's position and required a compliance filing. In August 2010, the affected companies, including the AEP East Companies, filed a compliance filing with the FERC. The AEP East Companies provided reserves for net refunds for SECA settlements. The AEP East Companies settled with various parties prior to the FERC compliance filing and entered into additional settlements subsequent to the compliance filing being filed at the FERC. Based on the analysis of the May 2010 order, the compliance filing and recent settlements, management believes that the reserve is adequate to pay the refunds, including interest, and any remaining exposure beyond the reserve is immaterial.

Corporate Separation and Termination of Interconnection Agreement

In October 2012, the AEP East Companies submitted several filings with the FERC seeking approval to fully separate OPCo's generation assets from its distribution and transmission operations. The filings requested approval to transfer at net book value approximately 9,200 MW of OPCo-owned generation assets to a new wholly-owned company, AEPGenCo. The AEP East Companies also requested FERC approval to transfer at net book value OPCo's current two-thirds ownership (867 MW) in Amos Plant, Unit 3 to APCo and transfer at net book value OPCo's Mitchell Plant to APCo and KPCo in equal one-half interests (780 MW each). Additionally, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and approve a Power Coordination Agreement among APCo, I&M and KPCo. Intervenors have opposed several of these filings. The AEP East Companies have responded and continue to pursue approvals from the FERC. A decision from the FERC is expected in mid-2013.

Similar filings have been made at the KPSC, the Virginia SCC and the WVPSC. See the “Plant Transfers” section of APCo and WPCo Rate Matters and the “Plant Transfer” section of KPCo Rate Matters.

Appalachian Power Co [Member]
Rate Matters

Plant Transfers

In October 2012, the AEP East Companies submitted several filings with the FERC. See the “Corporate Separation and Termination of Interconnection Agreement” section of FERC Rate Matters. In December 2012, APCo and WPCo filed requests with the Virginia SCC and the WVPSC for approval to transfer at net book value to APCo a two-thirds interest in Amos Plant, Unit 3 and a one-half interest in the Mitchell Plant, comprising 1,647 MW of average annual generating capacity presently owned by OPCo. Hearings at the Virginia SCC and the WVPSC are scheduled for April 2013 and July 2013, respectively. If the transfers are approved, APCo and WPCo anticipate seeking cost recovery when they file their next base rate cases.

Virginia Fuel Filing

In April 2012, APCo filed an application with the Virginia SCC for an annual increase in fuel revenues of $117 million to be effective June 2012. The filing included forecasted costs for the 15-month period ended August 2013 and requested recovery of APCo's anticipated unrecovered fuel balance as of May 2012 over a two-year period commencing in June 2012. The non-incremental portion of APCo's forecasted and deferred wind purchased power costs were reflected in APCo's filing. In June 2012, the Virginia SCC approved the application as filed.

Environmental Rate Adjustment Clause (Environmental RAC)

In November 2011, the Virginia SCC issued an order which approved APCo's Environmental RAC recovery of $30 million to be collected over one year beginning in February 2012 but denied recovery of certain environmental costs. As a result, in 2011, APCo recorded a pretax write-off of $31 million on the statement of income related to environmental compliance costs incurred from January 2009 through December 2010. APCo appealed the Virginia SCC decision to the Supreme Court of Virginia. In November 2012, the Supreme Court of Virginia issued an order which allowed APCo to recover an additional $6 million of 2009 and 2010 actual Environmental RAC costs and affirmed the portion of the November 2011 order that denied recovery of certain environmental costs. The Virginia SCC issued an order in December 2012 which permitted APCo to extend the current Environmental RAC surcharge for the months of February and March 2013 in order to collect the $6 million.

Generation Rate Adjustment Clause (Generation RAC)

In January 2012, the Virginia SCC issued a Generation RAC order which allowed APCo to recover $26 million annually, effective March 2012, related to recovery of the Dresden Plant. APCo filed with the Virginia SCC to continue the current Generation RAC rate to recover costs of the Dresden Plant through February 2014. In December 2012, the Virginia SCC granted APCo's application as filed and required APCo to submit a new Generation RAC filing in March 2013.

APCo IGCC Plant

As of December 31, 2012, APCo deferred for future recovery pre-construction IGCC costs of approximately $9 million applicable to its West Virginia jurisdiction, approximately $2 million applicable to its FERC jurisdiction and approximately $9 million applicable to its Virginia jurisdiction. If the costs are not recoverable, it would reduce future net income and cash flows and impact financial condition.

APCo's and WPCo's Expanded Net Energy Charge (ENEC) Filing

In March 2012, West Virginia passed securitization legislation, which allows the WVPSC to establish a regulatory framework to securitize certain deferred ENEC balances and other ENEC related assets. Also in March 2012, APCo and WPCo filed their ENEC application with the WVPSC for the fourth year of a four-year phase-in plan which requested no change in ENEC rates if the WVPSC issues a financing order allowing securitization of the under-recovered ENEC deferral and other ENEC-related assets. If the financing order is not issued, APCo and WPCo requested that recovery of these costs be allowed in current rates.

In July 2012, the WVPSC issued an order that approved a settlement agreement which recommended no change in total ENEC rates but reflected a $24 million increase in the construction surcharge and a $24 million decrease in ENEC rates. In August 2012, APCo and WPCo filed with the WVPSC a request for a financing order to securitize a total of $422 million related to the December 2011 under-recovered ENEC deferral balance including other ENEC-related assets of $13 million and related future financing costs of $7 million. Upon completion of the securitization, APCo would offset its current ENEC rates by an amount to recover the securitized balance over the securitization period. In January 2013, intervenors filed testimony that recommended securitization of approximately $370 million. The differences between APCo's and WPCo's request and the intervenors' testimony represent previously approved ENEC-related deferred amounts being recovered in the ENEC over extended periods, various amounts deferred subsequent to the 2011 securitization period and related future securitization financing costs. As of December 31, 2012, APCo's ENEC under-recovery balance of $299 million, net of 2012 over-recovery, was recorded in Regulatory Assets on the balance sheet, excluding $4 million of unrecognized equity carrying costs and $12 million of other ENEC-related assets. APCo and WPCo are currently in settlement discussions with intervenors.

2. RATE MATTERS

The Registrant Subsidiaries are involved in rate and regulatory proceedings at the FERC and their state commissions. Rate matters can have a material impact on net income, cash flows and possibly financial condition. The Registrant Subsidiaries' recent significant rate orders and pending rate filings are addressed in this note.

APCo Rate Matters

WPCo Merger with APCo

In December 2011, APCo and WPCo filed an application with the WVPSC requesting approval to merge WPCo into APCo. In December 2012, APCo and WPCo filed merger applications with the Virginia SCC and the FERC. A hearing at the Virginia SCC is scheduled for April 2013.

FERC Rate Matters

Seams Elimination Cost Allocation (SECA) Revenue Subject to Refund – Affecting APCo, I&M and OPCo

In 2004, AEP eliminated transaction-based through-and-out transmission service charges and collected, at the FERC's direction, load-based charges, referred to as RTO SECA through March 2006. Intervenors objected and the FERC set SECA rate issues for hearing and ordered that the SECA rate revenues be collected, subject to refund. The AEP East Companies recognized gross SECA revenues of $220 million. APCo's, I&M's and OPCo's portions of recognized gross SECA revenues are as follows:

Company	(in millions)
APCo	$70.2
I&M	41.3
OPCo	92.1

In 2006, a FERC Administrative Law Judge issued an initial decision finding that the SECA rates charged were unfair, unjust and discriminatory and that new compliance filings and refunds should be made.

AEP filed briefs jointly with other affected companies asking the FERC to reverse the decision. In May 2010, the FERC issued an order that generally supported AEP's position and required a compliance filing. In August 2010, the affected companies, including the AEP East Companies, filed a compliance filing with the FERC. The AEP East Companies provided reserves for net refunds for SECA settlements. The AEP East Companies settled with various parties prior to the FERC compliance filing and entered into additional settlements subsequent to the compliance filing being filed at the FERC. Based on the analysis of the May 2010 order, the compliance filing and recent settlements, management believes that the reserve is adequate to pay the refunds, including interest, and any remaining exposure beyond the reserve is immaterial.

Corporate Separation and Termination of Interconnection Agreement – Affecting APCo, I&M and OPCo

In October 2012, the AEP East Companies submitted several filings with the FERC seeking approval to fully separate OPCo's generation assets from its distribution and transmission operations. The filings requested approval to transfer at net book value approximately 9,200 MW of OPCo-owned generation assets to a new wholly-owned company, AEPGenCo. The AEP East Companies also requested FERC approval to transfer at net book value OPCo's current two-thirds ownership (867 MW) in Amos Plant, Unit 3 to APCo and transfer at net book value OPCo's Mitchell Plant to APCo and KPCo in equal one-half interests (780 MW each). Additionally, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and approve a Power Coordination Agreement among APCo, I&M and KPCo. Intervenors have opposed several of these filings. The AEP East Companies have responded and continue to pursue approvals from the FERC. A decision from the FERC is expected in mid-2013. Similar filings have been made at the Virginia SCC and the WVPSC. See the “Plant Transfers” section of APCo Rate Matters.

If APCo and/or I&M experience decreases in revenues or increases in expenses as a result of changes to its relationship with affiliates and is unable to recover the change in revenues and costs through rates, prices or additional sales, it could reduce future net income and cash flows.

Indiana Michigan Power Co [Member]
Rate Matters

I&M Rate Matters

2011 Indiana Base Rate Case

In September 2011, I&M filed a request with the IURC for a net annual increase in Indiana base rates of $149 million based upon a return on common equity of 11.15%. The $149 million net annual increase reflects an increase in base rates of $178 million offset by proposed corresponding reductions of $13 million to the off-system sales sharing rider, $9 million to the PJM cost rider and $7 million to the clean coal technology rider rates. The request included an increase in depreciation rates that would result in an increase of approximately $25 million in annual depreciation expense. Included in the depreciation rates increase was a decrease in the average remaining life of Tanners Creek Plant to account for the change in the retirement date of Tanners Creek Plant, Units 1-3 from 2020 to 2014. In May 2012, I&M filed rebuttal testimony which changed the retirement date for Tanners Creek Plant, Units 1-3 to 2015 and supported an increase of $170 million in base rates, excluding reductions to certain riders.

In February 2013, the IURC issued an order that granted an $85 million annual increase in base rates based upon a return on common equity of 10.2%, effective March 2013. The $85 million annual increase in base rates will be offset by corresponding reductions of $5 million to the off-system sales sharing rider, $11 million to the PJM cost rider and $7 million to the clean coal technology rider rates. The IURC granted the requested increase in depreciation rates, modified the shareholder's portion of off-system sales margins to 50% below and above the $27 million imbedded in base rates, established a capacity tracker and established a major storm damage restoration reserve.

Cook Plant Life Cycle Management Project

In April and May 2012, I&M filed a petition with the IURC and the MPSC, respectively, for approval of the Cook Plant Life Cycle Management Project (LCM Project), which consists of a group of capital projects to ensure the safe and reliable operations of the Cook Plant through its licensed life. The estimated cost of the LCM Project is $1.2 billion to be incurred through 2018, excluding AFUDC.

In Indiana, I&M requested recovery of certain project costs, including interest, through a new rider effective January 2013. In Michigan, I&M requested that the MPSC approve a Certificate of Need and authorize I&M to defer, on an interim basis, incremental depreciation and related property tax costs, including interest, along with study, analysis and development costs until the applicable LCM costs are included in I&M's base rates. As of December 31, 2012, I&M has incurred $176 million related to the LCM Project, including AFUDC.

In August 2012, intervenors filed testimony in Indiana. The Indiana Michigan Power Company Industrial Group recommended that I&M recover $229 million in a rider with the remaining costs to be requested in future base rate cases. The Indiana Office of Utility Consumer Counselor (OUCC) recommended a maximum of $408 million of LCM project costs be recovered in a rider, and a maximum of $299 million for projects the OUCC believes are not related to LCM to be recovered in future base rates. The IURC held a hearing in January 2013.

In January 2013, the MPSC approved a Certificate of Need (CON) for the LCM Project with total costs of $851 million (Michigan jurisdictional share is approximately 15%) for the period 2013 through 2018. The order provided that depreciation, property taxes and a return using the overall rate of return approved in I&M's last Michigan base rate case related to the 2013 through 2018 LCM Project costs can be deferred until these costs are included in rates. The order excluded from the CON $176 million of LCM costs spent prior to 2013 as $39 million was included in the determination of Michigan base rates, effective April 2012, and the remaining $137 million in CWIP will be requested in a future base rate case. The order also excluded $142 million of future LCM costs, which if incurred, will be requested in a future base rate case. Under Michigan law, the approved CON amount is eligible for a cost increase allowance of 10%, up to $85 million, of the approved project costs in the event project costs exceed the approved level of costs.

If I&M is not ultimately permitted to recover its LCM Project costs, it would reduce future net income and cash flows and impact financial condition.

2. RATE MATTERS

The Registrant Subsidiaries are involved in rate and regulatory proceedings at the FERC and their state commissions. Rate matters can have a material impact on net income, cash flows and possibly financial condition. The Registrant Subsidiaries' recent significant rate orders and pending rate filings are addressed in this note.

Rockport Plant Environmental Controls

I&M filed an application with the IURC seeking approval of a Certificate of Public Convenience and Necessity (CPCN) to retrofit one unit at its Rockport Plant with environmental controls estimated to cost $1.4 billion to comply with new requirements. AEGCo and I&M jointly own Unit 1 and jointly lease Unit 2 of the Rockport Plant. I&M is also evaluating options related to the maturity of the lease for Rockport Plant Unit 2 in 2022 and continues to investigate alternative compliance technologies for these units as part of its overall compliance strategy. As of December 31, 2012, I&M has incurred $36 million related to these environmental controls, including AFUDC. If I&M is not ultimately permitted to recover its incurred costs, it would reduce future net income and cash flows.

In February 2013, I&M filed a motion with the IURC to dismiss its request for approval of a CPCN for environmental controls after modification to the NSR consent decree. Under the terms of the NSR consent decree modification, the units of Rockport Plant will be equipped with dry sorbent injection systems in 2015 and have options to retrofit additional SO2 controls, refuel, repower or retire in 2025 and 2028.

FERC Rate Matters

Seams Elimination Cost Allocation (SECA) Revenue Subject to Refund – Affecting APCo, I&M and OPCo

In 2004, AEP eliminated transaction-based through-and-out transmission service charges and collected, at the FERC's direction, load-based charges, referred to as RTO SECA through March 2006. Intervenors objected and the FERC set SECA rate issues for hearing and ordered that the SECA rate revenues be collected, subject to refund. The AEP East Companies recognized gross SECA revenues of $220 million. APCo's, I&M's and OPCo's portions of recognized gross SECA revenues are as follows:

Company	(in millions)
APCo	$70.2
I&M	41.3
OPCo	92.1

In 2006, a FERC Administrative Law Judge issued an initial decision finding that the SECA rates charged were unfair, unjust and discriminatory and that new compliance filings and refunds should be made.

AEP filed briefs jointly with other affected companies asking the FERC to reverse the decision. In May 2010, the FERC issued an order that generally supported AEP's position and required a compliance filing. In August 2010, the affected companies, including the AEP East Companies, filed a compliance filing with the FERC. The AEP East Companies provided reserves for net refunds for SECA settlements. The AEP East Companies settled with various parties prior to the FERC compliance filing and entered into additional settlements subsequent to the compliance filing being filed at the FERC. Based on the analysis of the May 2010 order, the compliance filing and recent settlements, management believes that the reserve is adequate to pay the refunds, including interest, and any remaining exposure beyond the reserve is immaterial.

Corporate Separation and Termination of Interconnection Agreement – Affecting APCo, I&M and OPCo

In October 2012, the AEP East Companies submitted several filings with the FERC seeking approval to fully separate OPCo's generation assets from its distribution and transmission operations. The filings requested approval to transfer at net book value approximately 9,200 MW of OPCo-owned generation assets to a new wholly-owned company, AEPGenCo. The AEP East Companies also requested FERC approval to transfer at net book value OPCo's current two-thirds ownership (867 MW) in Amos Plant, Unit 3 to APCo and transfer at net book value OPCo's Mitchell Plant to APCo and KPCo in equal one-half interests (780 MW each). Additionally, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and approve a Power Coordination Agreement among APCo, I&M and KPCo. Intervenors have opposed several of these filings. The AEP East Companies have responded and continue to pursue approvals from the FERC. A decision from the FERC is expected in mid-2013. Similar filings have been made at the Virginia SCC and the WVPSC. See the “Plant Transfers” section of APCo Rate Matters.

If APCo and/or I&M experience decreases in revenues or increases in expenses as a result of changes to its relationship with affiliates and is unable to recover the change in revenues and costs through rates, prices or additional sales, it could reduce future net income and cash flows.

Ohio Power Co [Member]
Rate Matters

OPCo Rate Matters

Ohio Electric Security Plan Filing

2009 – 2011 ESP

The PUCO issued an order in March 2009 that modified and approved the ESP which established rates at the start of the April 2009 billing cycle through 2011. OPCo collected the 2009 annualized revenue increase over the last nine months of 2009. The order also provided a phase-in FAC, which was authorized to be recovered through a non-bypassable surcharge over the period 2012 through 2018. The PUCO's March 2009 order was appealed to the Supreme Court of Ohio, which issued an opinion and remanded certain issues back to the PUCO.

In October 2011, the PUCO issued an order in the remand proceeding. As a result, OPCo ceased collection of POLR billings in November 2011 and recorded a write-off in 2011 related to POLR collections for the period June 2011 through October 2011. In February 2012, the Ohio Consumers' Counsel and the IEU filed appeals of that order with the Supreme Court of Ohio challenging various issues, including the PUCO's refusal to order retrospective relief concerning the POLR charges collected during 2009 – 2011 and various aspects of the approved environmental carrying charge, which, if ordered, could reduce OPCo's net deferred fuel costs up to the total balance. As of December 31, 2012, OPCo's net deferred fuel balance was $519 million, excluding unrecognized equity carrying costs. A decision from the Supreme Court of Ohio is pending.

In January 2011, the PUCO issued an order on the 2009 SEET filing, which resulted in a write-off in 2010 and a subsequent refund to customers during 2011. The IEU and the Ohio Energy Group filed appeals with the Supreme Court of Ohio challenging the PUCO's SEET decision. In December 2012, the Supreme Court of Ohio issued an order which rejected all of the intervenors' challenges and affirmed the PUCO decision.

The 2009 SEET order gave consideration for a future commitment to invest $20 million to support the development of a large solar farm. In January 2013, the PUCO found there was not a need for the large solar farm. The PUCO noted that OPCo remains obligated to spend $20 million on this solar project or another similar project by the end of 2013.

In July 2011, OPCo filed its 2010 SEET filing with the PUCO based upon the approach in the PUCO's 2009 order. Subsequent testimony and legal briefs from intervenors recommended a refund of up to $62 million of 2010 earnings, which included off-system sales in the SEET calculation. In December 2011, the PUCO staff filed testimony that recommended a $23 million refund of 2010 earnings. OPCo provided a reserve based upon management's estimate of the probable amount for a PUCO ordered SEET refund. OPCo is required to file its 2011 SEET filing with the PUCO on a separate CSPCo and OPCo company basis. The PUCO approved OPCo's request to file the 2011 SEET one month after the PUCO issues an order on the 2010 SEET. Management does not currently believe that there were significantly excessive earnings in 2011 for either CSPCo or OPCo and in 2012 for OPCo.

Management is unable to predict the outcome of the unresolved litigation discussed above. If these proceedings result in adverse rulings, it could reduce future net income and cash flows and impact financial condition.

January 2012 – May 2016 ESP as Rejected by the PUCO

In December 2011, the PUCO approved an ESP modified stipulation which established a SSO pricing for generation. Various parties filed for rehearing with the PUCO requesting that the PUCO reconsider adoption of the modified stipulation. In February 2012, the PUCO issued an entry on rehearing which rejected the modified stipulation and ordered a return to the 2011 ESP rates. Those rates remained in effect until the new ESP was approved in August 2012. See the “June 2012 – May 2015 ESP Including Capacity Charge” section below.

As a result of the PUCO's rejection of the modified stipulation, OPCo reversed a $35 million obligation to contribute to the Partnership with Ohio and the Ohio Growth Fund and an $8 million regulatory asset for 2011 storm damage, both originally recorded in 2011.

As directed by the February 2012 order, OPCo filed revised tariffs with the PUCO to implement the provisions of the 2011 ESP. Included in the revised tariffs was the Phase-In Recovery Rider (PIRR) to recover deferred fuel costs as authorized under the 2009 – 2011 ESP order. In March 2012, the PUCO issued an order that directed OPCo to file new revised tariffs removing the PIRR and stated that its recovery would be addressed in a future proceeding. OPCo implemented the new revised tariffs in March 2012. In March 2012, OPCo resumed recording a weighted average cost of capital return on the deferred fuel balance in accordance with the 2009 - 2011 ESP order. OPCo also filed a request for rehearing of the March 2012 order relating to the PIRR, which the PUCO denied but provided that all of the substantive concerns and issues raised would be addressed in a separate PIRR docket.

In August 2012, the PUCO ordered implementation of PIRR rates beginning September 2012. The PUCO ruled that carrying charges should be calculated without an offset for accumulated deferred income taxes and that a long-term debt rate should be applied when collections begin. The August 2012 order was upheld on rehearing by the PUCO in October 2012. In November 2012, OPCo filed an appeal at the Supreme Court of Ohio claiming a long-term debt rate modified the previously adjudicated ESP order, which granted a weighted average cost of capital rate. The IEU and the Ohio Consumers' Counsel also filed appeals at the Supreme Court of Ohio in November 2012 arguing that the PUCO should have reduced the deferred fuel balance to reflect the prior “improper” collection of POLR revenues and reduced carrying costs due to an accumulated deferred income tax credit. See the “2009 – 2011 ESP” section above. These appeals could reduce OPCo's net deferred fuel balance up to the total balance, which would reduce future net income and cash flows. A decision from the Supreme Court of Ohio is pending.

June 2012 – May 2015 ESP Including Capacity Charge

In August 2012, the PUCO issued an order which adopted and modified a new ESP that establishes base generation rates through May 2015, adopted a 12% earnings threshold for the SEET and allowed the continuation of the fuel adjustment clause. Further, the ESP established a non-bypassable Distribution Investment Rider effective September 2012 through May 2015 to recover, with certain caps, post-August 2010 distribution investment. The ESP also maintained recovery of several previous ESP riders and required OPCo to contribute $2 million per year during the ESP to the Ohio Growth Fund. In addition, the PUCO approved a storm damage recovery mechanism.

As part of the ESP decision, the PUCO ordered OPCo to conduct an energy-only auction for 10% of the SSO load with delivery beginning six months after the receipt of final orders in both the ESP and corporate separation cases and extending through May 2015. The PUCO also ordered OPCo to conduct energy-only auctions for an additional 50% of the SSO load with delivery beginning June 2014 through May 2015 and for the remaining 40% of the SSO load for delivery from January 2015 through May 2015. OPCo will conduct energy and capacity auctions for its entire SSO load for delivery starting in June 2015.

In July 2012, the PUCO issued an order in a separate capacity proceeding which stated that OPCo must charge CRES providers the Reliability Pricing Model (RPM) price and authorized OPCo to defer a portion of its incurred capacity costs not recovered from CRES providers up to $188.88/MW day. The RPM price is approximately $20/MW day through May 2013. In December 2012, various parties filed notices of appeal of the capacity costs decision with the Supreme Court of Ohio.

As part of the August 2012 PUCO ESP order, the PUCO established a non-bypassable Retail Stability Rider (RSR), effective September 2012. The RSR is intended to provide approximately $500 million over the ESP period and will be collected from customers at $3.50/MWh through May 2014 and $4.00/MWh for the period June 2014 through May 2015, with $1.00/MWh applied to the deferred capacity costs. As of December 31, 2012, OPCo recorded $66 million of incurred deferred capacity costs, including debt carrying costs, in Regulatory Assets on the balance sheet. In August 2012, the IEU filed an action with the Supreme Court of Ohio stating, among other things, that OPCo's collection of its capacity costs is illegal. In September 2012, OPCo and the PUCO filed motions to dismiss the IEU's action. If OPCo is ultimately not permitted to fully collect its deferred capacity costs, it would reduce future net income and cash flows and impact financial condition. A decision from the Supreme Court of Ohio is pending.

In January 2013, the PUCO issued its Order on Rehearing for the ESP which generally upheld its August 2012 order including the implementation of the RSR. The PUCO clarified that a final reconciliation of revenues and costs would be permitted for any over- or under-recovery on several riders including fuel. In addition, the PUCO addressed certain issues around the energy auctions while other SSO issues related to the energy auctions were deferred to a separate docket. If OPCo is ultimately not permitted to fully collect its ESP rates, including the RSR, it would reduce future net income and cash flows and impact financial condition.

2011 Ohio Distribution Base Rate Case

In December 2011, the PUCO approved a stipulation which provided for no change in distribution rates and a new rider for a $15 million annual credit to residential ratepayers due principally to the inclusion of the rate base distribution investment in the Distribution Investment Rider (DIR) as approved in December 2011 by the modified stipulation in the ESP proceeding. However, when the February 2012 PUCO order rejected the ESP modified stipulation, collection of the DIR terminated. In August 2012, the PUCO approved a new DIR as part of the June 2012 – May 2015 ESP proceeding. The DIR is capped at $86 million in 2012, $104 million in 2013, $124 million in 2014 and $52 million for the period January through May 2015, for a total of $366 million.

Storm Damage Recovery Rider (SDRR)

In December 2012, OPCo submitted an application with the PUCO to establish initial SDRR rates. The SDRR seeks recovery of 2012 incremental storm distribution expenses over twelve months starting with the effective date of the SDRR as approved by the PUCO. If the PUCO extends recovery beyond twelve months and/or does not commence cost recovery by April 2013, OPCo requested approval of a weighted average cost of capital carrying charge, effective April 2013. As of December 31, 2012, OPCo recorded $62 million in Regulatory Assets on the balance sheet related to 2012 storm damage. If OPCo is not ultimately permitted to recover these storm costs, it would reduce future net income and cash flows and impact financial condition.

2009 Fuel Adjustment Clause Audit

The PUCO selected an outside consultant to conduct an audit of OPCo's FAC for 2009. The outside consultant provided its audit report to the PUCO. In January 2012, the PUCO ordered that the remaining $65 million in proceeds from a 2008 coal contract settlement agreement be applied against OPCo's under-recovered fuel balance. In April 2012, on rehearing, the PUCO ordered that the settlement credit only needed to reflect the Ohio retail jurisdictional share of the gain not already flowed through the FAC with carrying charges. OPCo recorded a $30 million net favorable adjustment on the statement of income in the second quarter of 2012. The January 2012 PUCO order also stated that a consultant should be hired to review the coal reserve valuation and recommend whether any additional value should benefit ratepayers. Management is unable to predict the outcome of any future consultant recommendation. If the PUCO ultimately determines that additional amounts should benefit ratepayers as a result of the consultant's review of the coal reserve valuation, it could reduce future net income and cash flows and impact financial condition.

In August 2012, intervenors filed with the Supreme Court of Ohio claiming the settlement credit ordered by the PUCO should have reflected the remaining gain not already flowed through the FAC with carrying charges, which, if ordered, would be $35 million plus carrying charges. If the Supreme Court of Ohio ultimately determines that additional amounts should benefit ratepayers, it could reduce future net income and cash flows and impact financial condition.

2010 and 2011 Fuel Adjustment Clause Audits

The PUCO-selected outside consultant issued its 2010 and 2011 FAC audit reports which included a recommendation that the PUCO reexamine the carrying costs on the deferred FAC balance and determine whether the carrying costs on the balance should be net of accumulated income taxes. As of December 31, 2012, the amount of OPCo's carrying costs that could potentially be reduced due to the accumulated income tax issue is estimated to be approximately $36 million, including $19 million of unrecognized equity carrying costs. These amounts include the carrying costs exposure of the 2009 FAC audit, which has been appealed by an intervenor to the Supreme Court of Ohio. Decisions from the PUCO are pending. Management is unable to predict the outcome of these proceedings. If the PUCO orders result in a reduction to the FAC deferral, it would reduce future net income and cash flows and impact financial condition.

Ormet Interim Arrangement

OPCo and Ormet, a large aluminum company, filed an application with the PUCO for approval of an interim arrangement governing the provision of generation service to Ormet. This interim arrangement was approved by the PUCO and was effective from January 2009 through September 2009. In March 2009, the PUCO approved a FAC in the ESP filing and the FAC aspect of the ESP order was upheld by the Supreme Court of Ohio. The approval of the FAC as part of the ESP, together with the PUCO approval of the interim arrangement, provided the basis to record a regulatory asset for the difference between the approved market price and the rate paid by Ormet. Through September 2009, the last month of the interim arrangement, OPCo had $64 million of deferred FAC costs related to the interim arrangement, excluding $2 million of unrecognized equity carrying costs. In November 2009, OPCo requested that the PUCO approve recovery of the deferral under the interim agreement plus a weighted average cost of capital carrying charge. The deferral amount is included in OPCo's FAC phase-in deferral balance. In the 2009 – 2011 ESP proceeding, intervenors requested that OPCo be required to refund the Ormet-related regulatory asset and requested that the PUCO prevent OPCo from collecting the Ormet-related revenues in the future. The PUCO did not take any action on this request. The intervenors raised the issue again in response to OPCo's November 2009 filing to approve recovery of the deferral under the interim agreement. This issue remains pending before the PUCO. If OPCo is not ultimately permitted to fully recover its requested deferrals under the interim arrangement, it would reduce future net income and cash flows and impact financial condition.

Special Rate Mechanism for Ormet

In October 2012, the PUCO issued an order approving a delayed payment plan for Ormet of its October and November 2012 power billings totaling $27 million to be paid in equal monthly installment over the period January 2014 to May 2015 without interest. In the event Ormet does not pay the $27 million, the PUCO permitted OPCo to recover the unpaid balance, up to $20 million, in the economic development rider. To the extent unpaid amounts exceed $20 million, it will reduce future net income and cash flows.

Ohio IGCC Plant

In March 2005, OPCo filed an application with the PUCO seeking authority to recover costs of building and operating an IGCC power plant. As of December 31, 2012, OPCo has collected $24 million in pre-construction costs authorized in a June 2006 PUCO order. Intervenors have filed motions with the PUCO requesting all collected pre-construction costs be refunded to Ohio ratepayers with interest.

Management cannot predict the outcome of these proceedings concerning the Ohio IGCC plant or what effect, if any, these proceedings would have on future net income and cash flows. However, if OPCo is required to refund pre-construction costs collected, it could reduce future net income and cash flows and impact financial condition.

2. RATE MATTERS

The Registrant Subsidiaries are involved in rate and regulatory proceedings at the FERC and their state commissions. Rate matters can have a material impact on net income, cash flows and possibly financial condition. The Registrant Subsidiaries' recent significant rate orders and pending rate filings are addressed in this note.

Corporate Separation

In October 2012, the PUCO issued an order which approved the corporate separation of OPCo's generation assets including the transfer of OPCo's generation assets at net book value to AEPGenCo. AEPGenCo will also assume the associated generation liabilities. In December 2012, the PUCO granted the IEU and Ohio Consumers' Counsel requests for rehearing for the purpose of further consideration and those requests remain pending.

Also in October 2012, filings at the FERC were submitted related to corporate separation. See the “Corporate Separation and Termination of Interconnection Agreement” section below under FERC Rate Matters.

FERC Rate Matters

Seams Elimination Cost Allocation (SECA) Revenue Subject to Refund – Affecting APCo, I&M and OPCo

In 2004, AEP eliminated transaction-based through-and-out transmission service charges and collected, at the FERC's direction, load-based charges, referred to as RTO SECA through March 2006. Intervenors objected and the FERC set SECA rate issues for hearing and ordered that the SECA rate revenues be collected, subject to refund. The AEP East Companies recognized gross SECA revenues of $220 million. APCo's, I&M's and OPCo's portions of recognized gross SECA revenues are as follows:

Company	(in millions)
APCo	$70.2
I&M	41.3
OPCo	92.1

In 2006, a FERC Administrative Law Judge issued an initial decision finding that the SECA rates charged were unfair, unjust and discriminatory and that new compliance filings and refunds should be made.

AEP filed briefs jointly with other affected companies asking the FERC to reverse the decision. In May 2010, the FERC issued an order that generally supported AEP's position and required a compliance filing. In August 2010, the affected companies, including the AEP East Companies, filed a compliance filing with the FERC. The AEP East Companies provided reserves for net refunds for SECA settlements. The AEP East Companies settled with various parties prior to the FERC compliance filing and entered into additional settlements subsequent to the compliance filing being filed at the FERC. Based on the analysis of the May 2010 order, the compliance filing and recent settlements, management believes that the reserve is adequate to pay the refunds, including interest, and any remaining exposure beyond the reserve is immaterial.

Corporate Separation and Termination of Interconnection Agreement – Affecting APCo, I&M and OPCo

In October 2012, the AEP East Companies submitted several filings with the FERC seeking approval to fully separate OPCo's generation assets from its distribution and transmission operations. The filings requested approval to transfer at net book value approximately 9,200 MW of OPCo-owned generation assets to a new wholly-owned company, AEPGenCo. The AEP East Companies also requested FERC approval to transfer at net book value OPCo's current two-thirds ownership (867 MW) in Amos Plant, Unit 3 to APCo and transfer at net book value OPCo's Mitchell Plant to APCo and KPCo in equal one-half interests (780 MW each). Additionally, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and approve a Power Coordination Agreement among APCo, I&M and KPCo. Intervenors have opposed several of these filings. The AEP East Companies have responded and continue to pursue approvals from the FERC. A decision from the FERC is expected in mid-2013. Similar filings have been made at the Virginia SCC and the WVPSC. See the “Plant Transfers” section of APCo Rate Matters.

If APCo and/or I&M experience decreases in revenues or increases in expenses as a result of changes to its relationship with affiliates and is unable to recover the change in revenues and costs through rates, prices or additional sales, it could reduce future net income and cash flows.

Public Service Co of Oklahoma [Member]
Rate Matters

PSO Rate Matters

PSO 2008 Fuel and Purchased Power

In 2009, the OCC initiated a proceeding to review PSO's fuel and purchased power adjustment clause for the calendar year 2008 and also initiated a prudence review of the related costs. In October 2012, the OCC issued a final order that found PSO's fuel and purchased power costs were prudently incurred without any disallowance and that PSO's shareholder's portion of off-system sales margins would remain at 25%.

Oklahoma Environmental Compliance Plan

In September 2012, PSO filed an environmental compliance plan with the OCC reflecting the retirement of Northeastern Station (NES) Unit 4 in 2016 and additional environmental controls on NES Unit 3 to continue operations through 2026. The plan requested approval for (a) cost recovery through base rates by 2026 of an estimated $256 million of new environmental investment that will be incurred prior to 2016 at NES Unit 3, (b) cost recovery through 2026 of NES Units 3 and 4 net book value (combined net book value of the two units is $234 million as of December 31, 2012), (c) cost recovery through base rates of an estimated $83 million of new investment incurred through 2016 at various gas units and (d) a new 15-year purchase power agreement (PPA) with a nonaffiliated entity, effective in 2016, with cost recovery through a rider, including an annual earnings component of $3 million. Although the environmental compliance plan does not seek to put any new costs into rates at this time, PSO anticipates seeking cost recovery when filing its next base rate case, which is expected to occur no later than 2014.

In January 2013, testimony filed by the OCC staff and the Oklahoma Office of the Attorney General generally agreed with PSO's plan, although they recommended no earnings component on the PPA and to delay final decisions on parts of the plan including cost recovery of NES Unit 3 and any increases in fuel costs due to reductions in the output of energy from NES Unit 3 beginning in 2021. The testimony recommended that cost recovery could extend past 2026 on parts of the plan and recommended a $175 million cost cap on NES Unit 3 environmental investment.

Also, an intervenor representing some of PSO's large industrial users opposed virtually all of PSO's plan, including recommending no cost recovery of NES Units 3 and 4 book value amounts not recovered at the time of their retirement and no recovery of the PPA costs, including earnings on the PPA. A hearing is scheduled for April 2013.

2. RATE MATTERS

The Registrant Subsidiaries are involved in rate and regulatory proceedings at the FERC and their state commissions. Rate matters can have a material impact on net income, cash flows and possibly financial condition. The Registrant Subsidiaries' recent significant rate orders and pending rate filings are addressed in this note.

Southwestern Electric Power Co [Member]
Rate Matters

SWEPCo Rate Matters

Turk Plant

SWEPCo constructed the Turk Plant, a new base load 600 MW pulverized coal ultra-supercritical generating unit in Arkansas, which was placed into service in December 2012. SWEPCo owns 73% (440 MW) of the Turk Plant and operates the completed facility. As of December 31, 2012, excluding costs attributable to its joint owners and a $62 million provision for a Texas capital costs cap, SWEPCo has capitalized approximately $1.7 billion of expenditures, including AFUDC and capitalized interest of $328 million and related transmission costs of $120 million.

The APSC granted approval for SWEPCo to build the Turk Plant by issuing a Certificate of Environmental Compatibility and Public Need (CECPN) for the 88 MW SWEPCo Arkansas jurisdictional share of the Turk Plant. Following an appeal by certain intervenors, the Arkansas Supreme Court issued a decision that reversed the APSC's grant of the CECPN. In June 2010, in response to the Arkansas Supreme Court's decision, the APSC issued an order which reversed and set aside the previously granted CECPN. This portion of the Turk Plant output is currently not subject to cost-based rate recovery and is being sold into the SPP market.

The PUCT approved a Certificate of Convenience and Necessity (CCN) for the Turk Plant with the following conditions: (a) a cap on the recovery of jurisdictional capital costs for the Turk Plant based on the previously estimated $1.522 billion projected construction cost, excluding AFUDC and related transmission costs, (b) a cap on recovery of annual CO2 emission costs at $28 per ton through the year 2030 and (c) a requirement to hold Texas ratepayers financially harmless from any adverse impact related to the Turk Plant not being fully subscribed to by other utilities or wholesale customers. SWEPCo appealed the PUCT's order contending the two cost cap restrictions are unlawful. The Texas Industrial Energy Consumers (TIEC) filed an appeal contending that the PUCT's grant of a conditional CCN for the Turk Plant should be revoked because the Turk Plant is unnecessary to serve retail customers. The Texas District Court and the Texas Court of Appeals affirmed the PUCT's order in all respects. In April 2012, SWEPCo and TIEC filed petitions for review at the Supreme Court of Texas. The Supreme Court of Texas has requested full briefing from the parties.

If SWEPCo cannot recover all of its investment and expenses related to the Turk Plant, it would reduce future net income and cash flows and impact financial condition.

2012 Texas Base Rate Case

In July 2012, SWEPCo filed a request with the PUCT to increase annual base rates by $83 million, primarily due to the Turk Plant, based upon an 11.25% return on common equity to be effective January 2013. The requested base rate increase included a return on and of the Texas jurisdictional share (approximately 33%) of the Turk Plant generation investment as of December 2011, total Turk Plant related estimated transmission investment costs and associated operation and maintenance costs. The filing also (a) increased depreciation expense due to the decrease in the average remaining life of the Welsh Plant to account for the change in the retirement date of the Welsh Plant Unit 2 from 2040 to 2016, (b) proposed increased vegetation management expenditures and (c) included a return on and of the Stall Unit as of December 2011 and associated operations and maintenance costs.

In September 2012, an Administrative Law Judge issued an order that granted the establishment of SWEPCo's existing rates as temporary rates beginning in late January 2013, subject to true-up to the final PUCT-approved rates.

In December 2012, several intervenors, including the PUCT staff, filed testimony that recommended an annual base rate increase between $16 million and $51 million based upon a return on common equity between 9.0% and 9.55%. In addition, two intervenors recommended that the Turk Plant be excluded from rate base. A decision from the PUCT is expected in the second quarter of 2013. If the PUCT does not approve full cost recovery of SWEPCo's assets, it would reduce future net income and cash flows and impact financial condition.

Louisiana 2012 Formula Rate Filing

In 2012, SWEPCo initiated a proceeding to establish new formula base rates in Louisiana, including recovery of the Louisiana jurisdictional share (approximately 29%) of the Turk Plant. In February 2013, a settlement was filed and a hearing was conducted. The settlement provided that SWEPCo would increase Louisiana total rates by approximately $2 million annually, effective March 2013, consisting of an increase in base rates of approximately $85 million annually offset by a decrease in fuel rates of approximately $83 million annually. The proposed March 2013 base rates are based on a 10% return on common equity and cost recovery of the Louisiana jurisdictional share of the Turk Plant and Stall Unit, subject to refund based on the staff review of the cost of service and prudence review of the Turk Plant to be initiated by SWEPCo no later than May 2013. The settlement also provided that the LPSC will review base rates in 2014 and 2015 and that SWEPCo will recover all non-fuel Turk Plant costs and a full weighted-average cost of capital return on the Turk Plant portion of rate base beginning January 2013. A decision from the LPSC is expected in the first quarter of 2013.

Flint Creek Plant Environmental Controls

In February 2012, SWEPCo filed a petition with the APSC seeking a declaratory order to install environmental controls at the Flint Creek Plant to comply with the standards established by the CAA. The estimated cost of the project is $408 million, excluding AFUDC and company overheads. As a joint owner of the Flint Creek Plant, SWEPCo's portion of those costs is estimated at $204 million. As of December 31, 2012, SWEPCo has incurred $11 million related to this project, including AFUDC and company overheads. The APSC staff and the Sierra Club filed testimony that recommended the APSC deny the requested declaratory order. A hearing is scheduled for March 2013. If SWEPCo is not ultimately permitted to recover its incurred costs, it would reduce future net income and cash flows.

2. RATE MATTERS

The Registrant Subsidiaries are involved in rate and regulatory proceedings at the FERC and their state commissions. Rate matters can have a material impact on net income, cash flows and possibly financial condition. The Registrant Subsidiaries' recent significant rate orders and pending rate filings are addressed in this note.

Louisiana 2010 Formula Rate Filing

In April 2010, SWEPCo filed its formula rate plan (FRP) which decreased annual Louisiana retail rates by $3 million effective August 2010, subject to refund. A settlement agreement was reached by the parties and orally approved by the LPSC in September 2012. A reserve recorded in the second quarter of 2012 was increased by an immaterial amount to cover the $3 million refund approved by the LPSC in the settlement agreement. The refund began in October 2012 and will occur over a twelve-month period.

Effects of Regulation	12 Months Ended
Dec. 31, 2012
Effects of Regulation

4. EFFECTS OF REGULATION

Regulatory assets are comprised of the following items:

	December 31,		Remaining
	2012	2011	Recovery Period

Current Regulatory Assets	(in millions)
Under-recovered Fuel Costs - earns a return	$86	$56	1 year
Under-recovered Fuel Costs - does not earn a return	2	9	1 year
Total Current Regulatory Assets	$88	$65

Noncurrent Regulatory Assets
Regulatory assets not yet being recovered pending future
proceedings to determine the recovery method and timing:

Regulatory Assets Currently Earning a Return
Storm Related Costs	$23	$24
Economic Development Rider	13	13
Other Regulatory Assets Not Yet Being Recovered	1	-
Regulatory Assets Currently Not Earning a Return
Storm Related Costs	172	10
Virginia Environmental Rate Adjustment Clause	29	18
Mountaineer Carbon Capture and Storage Product Validation Facility	14	14
Litigation Settlement	11	11
Deferred Wind Power Costs	5	38
Special Rate Mechanism for Century Aluminum	-	13
Other Regulatory Assets Not Yet Being Recovered	36	14
Total Regulatory Assets Not Yet Being Recovered	304	155

Regulatory assets being recovered:

Regulatory Assets Currently Earning a Return
Ohio Fuel Adjustment Clause	519	521	6 years
West Virginia Expanded Net Energy Charge	273	327	(a)
Ohio Deferred Asset Recovery Rider	152	173	6 years
Unamortized Loss on Reacquired Debt	82	92	31 years
Ohio Capacity Deferral	66	-	6 years
Transmission Cost Recovery Rider	49	28	3 years
Meter Replacement Costs	47	39	10 years
Storm Related Costs	36	65	6 years
RTO Formation/Integration Costs	15	18	7 years
Red Rock Generating Facility	10	10	44 years
Economic Development Rider	5	12	1 year
Capacity Auction True-Up	-	692
Other Regulatory Assets Being Recovered	10	15	various
Regulatory Assets Currently Not Earning a Return
Pension and OPEB Funded Status	1,896	2,308	12 years
Income Taxes, Net	1,353	1,237	44 years
Postemployment Benefits	45	47	5 years
Virginia Transmission Rate Adjustment Clause	33	20	2 years
Cook Nuclear Plant Refueling Outage Levelization	27	41	3 years
Storm Related Costs	27	35	6 years
West Virginia Expanded Net Energy Charge	26	32	(a)
Distribution Decoupling	16	-	2 years
Deferred Restructuring Costs	15	18	6 years
Deferred PJM Fees	14	22	2 years
Vegetation Management	13	11	1 year
Peak Demand Reduction/Energy Efficiency	12	8	1 year
Asset Retirement Obligation	9	14	8 years
Virginia Environmental Rate Adjustment Clause	8	24	1 year
Unrealized Loss on Forward Commitments	8	16	2 years
Restructuring Transition Costs	5	8	4 years
Other Regulatory Assets Being Recovered	31	38	various
Total Regulatory Assets Being Recovered	4,802	5,871

Total Noncurrent Regulatory Assets	$5,106	$6,026

(a)	Request for securitization is pending from the WVPSC to recover $422 million as securitized transition assets from ratepayers over the securitization bond period.

Regulatory liabilities are comprised of the following items:

	December 31,		Remaining
	2012	2011	Refund Period
Current Regulatory Liabilities	(in millions)
Over-recovered Fuel Costs - pays a return	$25	$5	1 year
Over-recovered Fuel Costs - does not pay a return	22	3	1 year
Total Current Regulatory Liabilities	$47	$8

Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits
Regulatory liabilities not yet being paid:

Regulatory Liabilities Currently Paying a Return
Louisiana Refundable Construction Financing Costs	$96	$53
Other Regulatory Liabilities Not Yet Being Paid	4	5
Regulatory Liabilities Currently Not Paying a Return
Other Regulatory Liabilities Not Yet Being Paid	9	8
Total Regulatory Liabilities Not Yet Being Paid	109	66

Regulatory liabilities being paid:

Regulatory Liabilities Currently Paying a Return
Asset Removal Costs	2,511	2,270	(a)
Advanced Metering Infrastructure Surcharge	83	78	8 years
Deferred Investment Tax Credits	23	27	48 years
Excess Earnings	12	13	41 years
Other Regulatory Liabilities Being Paid	1	4	various
Regulatory Liabilities Currently Not Paying a Return
Excess Asset Retirement Obligations for
Nuclear Decommissioning Liability	436	377	(b)
Deferred Investment Tax Credits	136	144	50 years
Over-recovery of Transition Charges	57	41	15 years
Unrealized Gain on Forward Commitments	46	41	5 years
Spent Nuclear Fuel Liability	43	43	(b)
Peak Demand Reduction/Energy Efficiency	31	40	2 years
Deferred State Income Tax Coal Credits	29	29	10 years
Other Regulatory Liabilities Being Paid	27	22	various
Total Regulatory Liabilities Being Paid	3,435	3,129

Total Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits	$3,544	$3,195

(a)	Relieved as removal costs are incurred.
(b)	Relieved when plant is decommissioned.

Appalachian Power Co [Member]
Effects of Regulation

3. EFFECTS OF REGULATION

Regulatory assets and liabilities are comprised of the following items:

	APCo			I&M
			Remaining			Remaining
	December 31,		Recovery	December 31,		Recovery
Regulatory Assets:	2012	2011	Period	2012	2011	Period
	(in thousands)			(in thousands)
Current Regulatory Assets
Under-recovered Fuel Costs - earns a return	$74,906	$41,105	1 year	$3,029	$-	1 year
Under-recovered Fuel Costs - does not earn a return	-	-		1,647	8,876	1 year
Total Current Regulatory Assets	$74,906	$41,105		$4,676	$8,876

Noncurrent Regulatory Assets
Regulatory assets not yet being recovered pending
future proceedings to determine the recovery
method and timing:

Regulatory Assets Currently Not Earning a Return
Storm Related Costs	$94,458	$-		$-	$-
Virginia Environmental Rate Adjustment Clause	29,320	17,950		-	-
Mountaineer Carbon Capture and Storage
Product Validation Facility	14,155	14,155		-	-
Dresden Plant Operating Costs	8,758	-		-	-
Deferred Wind Power Costs	5,143	38,192		-	-
Transmission Agreement Phase-In	2,992	1,925		-	-
Mountaineer Carbon Capture and Storage
Commercial Scale Facility	1,287	1,335		1,380	1,680
Special Rate Mechanism for Century Aluminum	-	12,811		-	-
Litigation Settlement	-	-		11,098	10,803
Other Regulatory Assets Not Yet Being Recovered	1,447	1,010		786	-
Total Regulatory Assets Not Yet Being Recovered	157,560	87,378		13,264	12,483

Regulatory assets being recovered:

Regulatory Assets Currently Earning a Return
West Virginia Expanded Net Energy Charge	272,783	326,766	(a)	-	-
Storm Related Costs	21,371	25,225	6 years	-	-
Unamortized Loss on Reacquired Debt	12,969	13,592	30 years	15,871	17,355	20 years
RTO Formation/Integration Costs	4,370	5,194	7 years	3,229	3,858	7 years
Customer Choice Implementation Costs	-	-		1,493	4,680	1 year
Regulatory Assets Currently Not Earning a Return
Income Taxes, Net	525,549	512,025	26 years	222,252	188,749	36 years
Pension and OPEB Funded Status	312,645	362,322	12 years	220,797	291,392	12 years
Virginia Transmission Rate Adjustment Clause	32,992	19,553	2 years	-	-
West Virginia Expanded Net Energy Charge	25,932	31,979	(a)	-	-
Postemployment Benefits	22,663	22,645	5 years	8,897	9,137	5 years
Storm Related Costs	13,712	16,324	6 years	-	-
Deferred Restructuring Costs	10,531	12,537	6 years	3,688	4,952	3 years
Asset Retirement Obligation	8,489	10,524	5 years	808	3,396	8 years
Virginia Environmental Rate Adjustment Clause	8,347	23,844	1 year	-	-
Virginia Generation Rate Adjustment Clause	3,469	-	1 year	-	-
Deferred Wind Power Costs	915	6,284	1 year	-	-
Virginia Environmental and Reliability Costs	560	3,838	1 year	-	-
Cook Nuclear Plant Refueling Outage Levelization	-	-		26,652	40,551	3 years
Deferred PJM Fees	-	-		13,998	21,746	2 years
River Transportation Division Expenses	-	-		4,576	1,899	1 year
Peak Demand Reduction/Energy Efficiency	-	-		2,608	1,387	1 year
Other Regulatory Assets Being Recovered	847	1,163	various	1,886	1,394	various
Total Regulatory Assets Being Recovered	1,278,144	1,393,815		526,755	590,496

Total Noncurrent Regulatory Assets	$1,435,704	$1,481,193		$540,019	$602,979

(a)	Request for securitization is pending from the WVPSC to recover $422 million as securitized transition assets from ratepayers over the securitization bond period.

	APCo			I&M
			Remaining			Remaining
	December 31,		Refund	December 31,		Refund
Regulatory Liabilities:	2012	2011	Period	2012	2011	Period
	(in thousands)			(in thousands)
Current Regulatory Liabilities
Over-recovered Fuel Costs - pays a return	$-	$-		$-	$25
Total Current Regulatory Liabilities	$-	$-		$-	$25

Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits
Regulatory liabilities not yet being paid:

Regulatory Liabilities Currently Paying a Return
Other Regulatory Liabilities Not Yet Being Paid	$-	$-		$-	$318
Regulatory Liabilities Currently Not Paying a Return
Other Regulatory Liabilities Not Yet Being Paid	249	327		124	136
Total Regulatory Liabilities Not Yet Being Paid	249	327		124	454

Regulatory liabilities being paid:

Regulatory Liabilities Currently Paying a Return
Asset Removal Costs	552,590	526,885	(a)	381,116	362,134	(a)
Deferred Investment Tax Credits	2,823	3,231	48 years	-	-
Regulatory Liabilities Currently Not Paying a Return
Deferred State Income Tax Coal Credits	29,296	28,727	10 years	-	-
Unrealized Gain on Forward Commitments	21,433	15,597	5 years	19,872	21,785	5 years
Deferred Investment Tax Credits	382	1,214	3 years	48,130	52,633	25 years
Peak Demand Reduction/Energy Efficiency	907	811	1 year	11,080	11,078	1 year
Excess Asset Retirement Obligations for Nuclear
Decommissioning Liability	-	-		435,717	377,162	(b)
Spent Nuclear Fuel Liability	-	-		42,898	42,603	(b)
Off-system Sales Margin Sharing	-	-		7,611	5,892	1 year
Indiana Clean Coal Technology Rider	-	-		774	1,242	1 year
Other Regulatory Liabilities Being Paid	-	-		970	219	various
Total Regulatory Liabilities Being Paid	607,431	576,465		948,168	874,748

Total Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits	$607,680	$576,792		$948,292	$875,202

(a)	Relieved as removal costs are incurred.
(b)	Relieved when plant is decommissioned.

Indiana Michigan Power Co [Member]
Effects of Regulation

3. EFFECTS OF REGULATION

Regulatory assets and liabilities are comprised of the following items:

	APCo			I&M
			Remaining			Remaining
	December 31,		Recovery	December 31,		Recovery
Regulatory Assets:	2012	2011	Period	2012	2011	Period
	(in thousands)			(in thousands)
Current Regulatory Assets
Under-recovered Fuel Costs - earns a return	$74,906	$41,105	1 year	$3,029	$-	1 year
Under-recovered Fuel Costs - does not earn a return	-	-		1,647	8,876	1 year
Total Current Regulatory Assets	$74,906	$41,105		$4,676	$8,876

Noncurrent Regulatory Assets
Regulatory assets not yet being recovered pending
future proceedings to determine the recovery
method and timing:

Regulatory Assets Currently Not Earning a Return
Storm Related Costs	$94,458	$-		$-	$-
Virginia Environmental Rate Adjustment Clause	29,320	17,950		-	-
Mountaineer Carbon Capture and Storage
Product Validation Facility	14,155	14,155		-	-
Dresden Plant Operating Costs	8,758	-		-	-
Deferred Wind Power Costs	5,143	38,192		-	-
Transmission Agreement Phase-In	2,992	1,925		-	-
Mountaineer Carbon Capture and Storage
Commercial Scale Facility	1,287	1,335		1,380	1,680
Special Rate Mechanism for Century Aluminum	-	12,811		-	-
Litigation Settlement	-	-		11,098	10,803
Other Regulatory Assets Not Yet Being Recovered	1,447	1,010		786	-
Total Regulatory Assets Not Yet Being Recovered	157,560	87,378		13,264	12,483

Regulatory assets being recovered:

Regulatory Assets Currently Earning a Return
West Virginia Expanded Net Energy Charge	272,783	326,766	(a)	-	-
Storm Related Costs	21,371	25,225	6 years	-	-
Unamortized Loss on Reacquired Debt	12,969	13,592	30 years	15,871	17,355	20 years
RTO Formation/Integration Costs	4,370	5,194	7 years	3,229	3,858	7 years
Customer Choice Implementation Costs	-	-		1,493	4,680	1 year
Regulatory Assets Currently Not Earning a Return
Income Taxes, Net	525,549	512,025	26 years	222,252	188,749	36 years
Pension and OPEB Funded Status	312,645	362,322	12 years	220,797	291,392	12 years
Virginia Transmission Rate Adjustment Clause	32,992	19,553	2 years	-	-
West Virginia Expanded Net Energy Charge	25,932	31,979	(a)	-	-
Postemployment Benefits	22,663	22,645	5 years	8,897	9,137	5 years
Storm Related Costs	13,712	16,324	6 years	-	-
Deferred Restructuring Costs	10,531	12,537	6 years	3,688	4,952	3 years
Asset Retirement Obligation	8,489	10,524	5 years	808	3,396	8 years
Virginia Environmental Rate Adjustment Clause	8,347	23,844	1 year	-	-
Virginia Generation Rate Adjustment Clause	3,469	-	1 year	-	-
Deferred Wind Power Costs	915	6,284	1 year	-	-
Virginia Environmental and Reliability Costs	560	3,838	1 year	-	-
Cook Nuclear Plant Refueling Outage Levelization	-	-		26,652	40,551	3 years
Deferred PJM Fees	-	-		13,998	21,746	2 years
River Transportation Division Expenses	-	-		4,576	1,899	1 year
Peak Demand Reduction/Energy Efficiency	-	-		2,608	1,387	1 year
Other Regulatory Assets Being Recovered	847	1,163	various	1,886	1,394	various
Total Regulatory Assets Being Recovered	1,278,144	1,393,815		526,755	590,496

Total Noncurrent Regulatory Assets	$1,435,704	$1,481,193		$540,019	$602,979

(a)	Request for securitization is pending from the WVPSC to recover $422 million as securitized transition assets from ratepayers over the securitization bond period.

	APCo			I&M
			Remaining			Remaining
	December 31,		Refund	December 31,		Refund
Regulatory Liabilities:	2012	2011	Period	2012	2011	Period
	(in thousands)			(in thousands)
Current Regulatory Liabilities
Over-recovered Fuel Costs - pays a return	$-	$-		$-	$25
Total Current Regulatory Liabilities	$-	$-		$-	$25

Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits
Regulatory liabilities not yet being paid:

Regulatory Liabilities Currently Paying a Return
Other Regulatory Liabilities Not Yet Being Paid	$-	$-		$-	$318
Regulatory Liabilities Currently Not Paying a Return
Other Regulatory Liabilities Not Yet Being Paid	249	327		124	136
Total Regulatory Liabilities Not Yet Being Paid	249	327		124	454

Regulatory liabilities being paid:

Regulatory Liabilities Currently Paying a Return
Asset Removal Costs	552,590	526,885	(a)	381,116	362,134	(a)
Deferred Investment Tax Credits	2,823	3,231	48 years	-	-
Regulatory Liabilities Currently Not Paying a Return
Deferred State Income Tax Coal Credits	29,296	28,727	10 years	-	-
Unrealized Gain on Forward Commitments	21,433	15,597	5 years	19,872	21,785	5 years
Deferred Investment Tax Credits	382	1,214	3 years	48,130	52,633	25 years
Peak Demand Reduction/Energy Efficiency	907	811	1 year	11,080	11,078	1 year
Excess Asset Retirement Obligations for Nuclear
Decommissioning Liability	-	-		435,717	377,162	(b)
Spent Nuclear Fuel Liability	-	-		42,898	42,603	(b)
Off-system Sales Margin Sharing	-	-		7,611	5,892	1 year
Indiana Clean Coal Technology Rider	-	-		774	1,242	1 year
Other Regulatory Liabilities Being Paid	-	-		970	219	various
Total Regulatory Liabilities Being Paid	607,431	576,465		948,168	874,748

Total Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits	$607,680	$576,792		$948,292	$875,202

(a)	Relieved as removal costs are incurred.
(b)	Relieved when plant is decommissioned.

Ohio Power Co [Member]
Effects of Regulation

3. EFFECTS OF REGULATION

Regulatory assets and liabilities are comprised of the following items:

	OPCo
			Remaining
	December 31,		Recovery
	2012	2011	Period
Regulatory Assets:	(in thousands)

Noncurrent Regulatory Assets
Regulatory assets not yet being recovered pending future proceedings to determine the recovery method and timing:

Regulatory Assets Currently Earning a Return
Economic Development Rider	$13,213	$12,572
Regulatory Assets Currently Not Earning a Return
Storm Related Costs	61,828	8,375
Ormet Delayed Payment Arrangement	5,453	-
Other Regulatory Assets Not Yet Being Recovered	30	-
Total Regulatory Assets Not Yet Being Recovered	80,524	20,947

Regulatory assets being recovered:

Regulatory Assets Currently Earning a Return
Ohio Fuel Adjustment Clause	518,595	506,607	6 years
Ohio Deferred Asset Recovery Rider	152,039	173,274	6 years
Ohio Capacity Deferral	65,818	-	6 years
Transmission Cost Recovery Rider	49,391	28,404	3 years
Unamortized Loss on Reacquired Debt	13,215	14,552	26 years
RTO Formation/Integration Costs	6,594	7,836	7 years
Economic Development Rider	5,488	11,738	1 year
Regulatory Assets Currently Not Earning a Return
Pension and OPEB Funded Status	309,685	389,712	12 years
Income Taxes, Net	190,685	190,981	21 years
Distribution Decoupling	16,198	-	2 years
Postemployment Benefits	7,658	8,669	5 years
Partnership with Ohio Contribution	2,405	3,400	3 years
Distribution Investment Rider	1,304	-	1 year
Unrealized Loss on Forward Commitments	810	9,930	1 year
Enhanced Service Reliability Plan	557	4,454	1 year
Total Regulatory Assets Being Recovered	1,340,442	1,349,557

Total Noncurrent Regulatory Assets	$1,420,966	$1,370,504

	OPCo
			Remaining
	December 31,		Refund
	2012	2011	Period
Regulatory Liabilities:	(in thousands)

Current Regulatory Liabilities
Over-recovered Fuel Costs - does not pay a return	$14,848	$-	1 year
Total Current Regulatory Liabilities	$14,848	$-

Noncurrent Regulatory Liabilities and Deferred Investment Tax Credits
Regulatory liabilities not yet being paid:

Regulatory Liabilities Currently Paying a Return
IGCC Preconstruction Costs	$4,411	$4,196
Regulatory Liabilities Currently Not Paying a Return
Other Regulatory Liabilities Not Yet Being Paid	216	216
Total Regulatory Liabilities Not Yet Being Paid	4,627	4,412

Regulatory liabilities being paid:

Regulatory Liabilities Currently Paying a Return
Asset Removal Costs	416,461	251,100	(a)
Deferred Investment Tax Credits	322	549	9 years
Economic Development Rider	-	2,428
Transmission Cost Recovery Rider	-	542
Regulatory Liabilities Currently Not Paying a Return
Peak Demand Reduction/Energy Efficiency	12,596	19,124	2 years
Deferred Investment Tax Credits	11,321	12,944	12 years
Over-recovery of Costs Related to gridSMART®	3,501	7,504	2 years
Low Income Customers/Economic Recovery	2,243	2,521	3 years
Total Regulatory Liabilities Being Paid	446,444	296,712

Total Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits	$451,071	$301,124

(a)	Relieved as removal costs are incurred.

Public Service Co of Oklahoma [Member]
Effects of Regulation

3. EFFECTS OF REGULATION

Regulatory assets and liabilities are comprised of the following items:

	PSO			SWEPCo
			Remaining			Remaining
	December 31,		Recovery	December 31,		Recovery
	2012	2011	Period	2012	2011	Period
Regulatory Assets:	(in thousands)			(in thousands)

Current Regulatory Assets
Under-recovered Fuel Costs - earns a return	$-	$4,313		$8,527	$10,843	1 year
Total Current Regulatory Assets	$-	$4,313		$8,527	$10,843

Noncurrent Regulatory Assets
Regulatory assets not yet being recovered pending
future proceedings to determine the recovery
method and timing:

Regulatory Assets Currently Not Earning a Return
Rate Case Expense	$-	$-		$4,517	$-
Mountaineer Carbon Capture and Storage
Commercial Scale Facility	-	-		2,295	2,380
Other Regulatory Assets Not Yet Being Recovered	423	-		2,188	1,699
Total Regulatory Assets Not Yet Being Recovered	423	-		9,000	4,079

Regulatory assets being recovered:

Regulatory Assets Currently Earning a Return
Storm Related Costs	14,172	38,659	1 year	337	965	1 year
Unamortized Loss on Reacquired Debt	10,923	12,538	20 years	9,379	10,768	31 years
Red Rock Generating Facility	9,954	10,180	44 years	-	-
Acquisition of Valley Electric Membership
Corporation (VEMCO)	-	-		6,443	8,789	3 years
Regulatory Assets Currently Not Earning a Return
Pension and OPEB Funded Status	133,404	178,295	12 years	143,226	176,587	12 years
Vegetation Management	13,388	11,196	1 year	-	-
Peak Demand Reduction/Energy Efficiency	6,248	4,394	1 year	1,467	1,284	1 year
Unrealized Loss on Forward Commitments	5,347	1,706	1 year	427	4,684	1 year
Deferral of Major Generation Overhauls	4,533	6,133	5 years	-	-
Income Taxes, Net	3,785	2,923	34 years	230,220	178,826	40 years
Rate Case Expense	-	216		1,168	3,602	1 year
Dolet Hills Deferred Fuel	-	-		1,048	1,886	2 years
Storm Related Costs	-	-		400	2,556	1 year
Other Regulatory Assets Being Recovered	151	305	various	163	250	various
Total Regulatory Assets Being Recovered	201,905	266,545		394,278	390,197

Total Noncurrent Regulatory Assets	$202,328	$266,545		$403,278	$394,276

	PSO			SWEPCo
			Remaining			Remaining
	December 31,		Refund	December 31,		Refund
	2012	2011	Period	2012	2011	Period
Regulatory Liabilities:	(in thousands)			(in thousands)

Current Regulatory Liabilities
Over-recovered Fuel Costs - pays a return	$7,945	$-	1 year	$16,761	$5,032	1 year
Total Current Regulatory Liabilities	$7,945	$-		$16,761	$5,032

Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits
Regulatory liabilities not yet being paid:

Regulatory Liabilities Currently Paying a Return
Louisiana Refundable Construction Financing Costs	$-	$-		$96,094	$52,594
Regulatory Liabilities Currently Not Paying a Return
Over-recovery of Costs Related to gridSMART®	3,964	4,232		-	-
Storm Related Costs	3,207	2,248		-	-
Other Regulatory Liabilities Not Yet Being Paid	1,613	-		-	806
Total Regulatory Liabilities Not Yet Being Paid	8,784	6,480		96,094	53,400

Regulatory liabilities being paid:

Regulatory Liabilities Currently Paying a Return
Asset Removal Costs	280,446	280,491	(a)	362,838	353,067	(a)
Excess Earnings	-	-		2,975	3,047	41 years
Other Regulatory Liabilities Being Paid	-	-		838	1,305	various
Regulatory Liabilities Currently Not Paying a Return
Deferred Investment Tax Credits	42,345	40,310	36 years	12,769	13,318	26 years
Base Load Purchase Power Contract	8,484	-	1 year	-	-
Peak Demand Reduction/Energy Efficiency	2,915	6,444	1 year	-	-
Vegetation Management	-	-		130	3,158	1 year
Other Regulatory Liabilities Being Paid	1,843	1,087	various	827	1,276	various
Total Regulatory Liabilities Being Paid	336,033	328,332		380,377	375,171

Total Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits	$344,817	$334,812		$476,471	$428,571

(a)	Relieved as removal costs are incurred.

Southwestern Electric Power Co [Member]
Effects of Regulation

3. EFFECTS OF REGULATION

Regulatory assets and liabilities are comprised of the following items:

	PSO			SWEPCo
			Remaining			Remaining
	December 31,		Recovery	December 31,		Recovery
	2012	2011	Period	2012	2011	Period
Regulatory Assets:	(in thousands)			(in thousands)

Current Regulatory Assets
Under-recovered Fuel Costs - earns a return	$-	$4,313		$8,527	$10,843	1 year
Total Current Regulatory Assets	$-	$4,313		$8,527	$10,843

Noncurrent Regulatory Assets
Regulatory assets not yet being recovered pending
future proceedings to determine the recovery
method and timing:

Regulatory Assets Currently Not Earning a Return
Rate Case Expense	$-	$-		$4,517	$-
Mountaineer Carbon Capture and Storage
Commercial Scale Facility	-	-		2,295	2,380
Other Regulatory Assets Not Yet Being Recovered	423	-		2,188	1,699
Total Regulatory Assets Not Yet Being Recovered	423	-		9,000	4,079

Regulatory assets being recovered:

Regulatory Assets Currently Earning a Return
Storm Related Costs	14,172	38,659	1 year	337	965	1 year
Unamortized Loss on Reacquired Debt	10,923	12,538	20 years	9,379	10,768	31 years
Red Rock Generating Facility	9,954	10,180	44 years	-	-
Acquisition of Valley Electric Membership
Corporation (VEMCO)	-	-		6,443	8,789	3 years
Regulatory Assets Currently Not Earning a Return
Pension and OPEB Funded Status	133,404	178,295	12 years	143,226	176,587	12 years
Vegetation Management	13,388	11,196	1 year	-	-
Peak Demand Reduction/Energy Efficiency	6,248	4,394	1 year	1,467	1,284	1 year
Unrealized Loss on Forward Commitments	5,347	1,706	1 year	427	4,684	1 year
Deferral of Major Generation Overhauls	4,533	6,133	5 years	-	-
Income Taxes, Net	3,785	2,923	34 years	230,220	178,826	40 years
Rate Case Expense	-	216		1,168	3,602	1 year
Dolet Hills Deferred Fuel	-	-		1,048	1,886	2 years
Storm Related Costs	-	-		400	2,556	1 year
Other Regulatory Assets Being Recovered	151	305	various	163	250	various
Total Regulatory Assets Being Recovered	201,905	266,545		394,278	390,197

Total Noncurrent Regulatory Assets	$202,328	$266,545		$403,278	$394,276

	PSO			SWEPCo
			Remaining			Remaining
	December 31,		Refund	December 31,		Refund
	2012	2011	Period	2012	2011	Period
Regulatory Liabilities:	(in thousands)			(in thousands)

Current Regulatory Liabilities
Over-recovered Fuel Costs - pays a return	$7,945	$-	1 year	$16,761	$5,032	1 year
Total Current Regulatory Liabilities	$7,945	$-		$16,761	$5,032

Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits
Regulatory liabilities not yet being paid:

Regulatory Liabilities Currently Paying a Return
Louisiana Refundable Construction Financing Costs	$-	$-		$96,094	$52,594
Regulatory Liabilities Currently Not Paying a Return
Over-recovery of Costs Related to gridSMART®	3,964	4,232		-	-
Storm Related Costs	3,207	2,248		-	-
Other Regulatory Liabilities Not Yet Being Paid	1,613	-		-	806
Total Regulatory Liabilities Not Yet Being Paid	8,784	6,480		96,094	53,400

Regulatory liabilities being paid:

Regulatory Liabilities Currently Paying a Return
Asset Removal Costs	280,446	280,491	(a)	362,838	353,067	(a)
Excess Earnings	-	-		2,975	3,047	41 years
Other Regulatory Liabilities Being Paid	-	-		838	1,305	various
Regulatory Liabilities Currently Not Paying a Return
Deferred Investment Tax Credits	42,345	40,310	36 years	12,769	13,318	26 years
Base Load Purchase Power Contract	8,484	-	1 year	-	-
Peak Demand Reduction/Energy Efficiency	2,915	6,444	1 year	-	-
Vegetation Management	-	-		130	3,158	1 year
Other Regulatory Liabilities Being Paid	1,843	1,087	various	827	1,276	various
Total Regulatory Liabilities Being Paid	336,033	328,332		380,377	375,171

Total Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits	$344,817	$334,812		$476,471	$428,571

(a)	Relieved as removal costs are incurred.

Commitments, Guarantees and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments, Guarantees and Contingencies

5. COMMITMENTS, GUARANTEES AND CONTINGENCIES

We are subject to certain claims and legal actions arising in our ordinary course of business. In addition, our business activities are subject to extensive governmental regulation related to public health and the environment. The ultimate outcome of such pending or potential litigation against us cannot be predicted. For current proceedings not specifically discussed below, management does not anticipate that the liabilities, if any, arising from such proceedings would have a material effect on our financial statements.

COMMITMENTS

Construction and Commitments

The AEP System has substantial construction commitments to support its operations and environmental investments. In managing the overall construction program and in the normal course of business, we contractually commit to third-party construction vendors for certain material purchases and other construction services. We forecast approximately $3.6 billion of construction expenditures, excluding equity AFUDC and capitalized interest, for 2013. The subsidiaries purchase fuel, materials, supplies, services and property, plant and equipment under contract as part of their normal course of business. Certain supply contracts contain penalty provisions for early termination.

The following table summarizes our actual contractual commitments as of December 31, 2012:

	Less Than 1			After
Contractual Commitments	Year	2-3 Years	4-5 Years	5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$2,642	$3,928	$2,854	$2,908	$12,332
Energy and Capacity Purchase Contracts (b)	177	359	368	2,494	3,398
Construction Contracts for Capital Assets (c)	187	-	-	-	187
Total	$3,006	$4,287	$3,222	$5,402	$15,917

(a)	Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.
(b)	Represents contractual commitments for energy and capacity purchase contracts.
(c)	Represents only capital assets for which we have signed contracts. Actual payments are dependent upon and may vary significantly based upon the decision to build, regulatory approval schedules, timing and escalation of project costs.

GUARANTEES

We record liabilities for guarantees in accordance with the accounting guidance for “Guarantees.” There is no collateral held in relation to any guarantees. In the event any guarantee is drawn, there is no recourse to third parties unless specified below.

Letters of Credit

We enter into standby letters of credit with third parties. As Parent, we issue all of these letters of credit in our ordinary course of business on behalf of our subsidiaries. These letters of credit cover items such as gas and electricity risk management contracts, construction contracts, insurance programs, security deposits and debt service reserves.

We have two credit facilities totaling $3.25 billion, under which we may issue up to $1.35 billion as letters of credit. As of December 31, 2012, the maximum future payments for letters of credit issued under the credit facilities were $131 million with maturities ranging from January 2013 to April 2014. In February 2013, we increased and extended the $1.5 billion credit facility due in June 2015 to $1.75 billion due in June 2016, extended the $1.75 billion credit facility due in July 2016 to July 2017 and issued a $1 billion interim credit facility due in May 2015 to fund certain OPCo maturities.

We have $402 million of variable rate Pollution Control Bonds supported by bilateral letters of credit for $407 million. The letters of credit have maturities ranging from March 2013 to July 2014. In February 2013, we extended certain bilateral letters of credit due in March 2013 to July 2014 and March 2015.

Guarantees of Third-Party Obligations

SWEPCo

As part of the process to receive a renewal of a Texas Railroad Commission permit for lignite mining, SWEPCo provides guarantees of mine reclamation of $115 million. Since SWEPCo uses self-bonding, the guarantee provides for SWEPCo to commit to use its resources to complete the reclamation in the event the work is not completed by Sabine. This guarantee ends upon depletion of reserves and completion of final reclamation. Based on the latest study completed in 2010, we estimate the reserves will be depleted in 2036 with final reclamation completed by 2046 at an estimated cost of approximately $58 million. As of December 31, 2012, SWEPCo has collected approximately $59 million through a rider for final mine closure and reclamation costs, of which $18 million is recorded in Deferred Credits and Other Noncurrent Liabilities and $41 million is recorded in Asset Retirement Obligations on the balance sheets.

Sabine charges SWEPCo, its only customer, all of its costs. SWEPCo passes these costs to customers through its fuel clause.

Indemnifications and Other Guarantees

Contracts

We enter into several types of contracts which require indemnifications. Typically these contracts include, but are not limited to, sale agreements, lease agreements, purchase agreements and financing agreements. Generally, these agreements may include, but are not limited to, indemnifications around certain tax, contractual and environmental matters. With respect to sale agreements, our exposure generally does not exceed the sale price. The status of certain sale agreements is discussed in the “Dispositions” section of Note 6. As of December 31, 2012, there were no material liabilities recorded for any indemnifications.

Lease Obligations

We lease certain equipment under master lease agreements. See “Master Lease Agreements” and “Railcar Lease” sections of Note 12 for disclosure of lease residual value guarantees.

ENVIRONMENTAL CONTINGENCIES

Carbon Dioxide Public Nuisance Claims

In October 2009, the Fifth Circuit Court of Appeals reversed a decision by the Federal District Court for the District of Mississippi dismissing state common law nuisance claims in a putative class action by Mississippi residents asserting that CO2 emissions exacerbated the effects of Hurricane Katrina. The Fifth Circuit held that there was no exclusive commitment of the common law issues raised in plaintiffs' complaint to a coordinate branch of government and that no initial policy determination was required to adjudicate these claims. The court granted petitions for rehearing. An additional recusal left the Fifth Circuit without a quorum to reconsider the decision and the appeal was dismissed, leaving the district court's decision in place. Plaintiffs filed a petition with the U.S. Supreme Court asking the court to remand the case to the Fifth Circuit and reinstate the panel decision. The petition was denied in January 2011. Plaintiffs refiled their complaint in federal district court. The court ordered all defendants to respond to the refiled complaints in October 2011. In March 2012, the court granted the defendants' motion for dismissal on several grounds, including the doctrine of collateral estoppel and the applicable statute of limitations. Plaintiffs appealed the decision to the Fifth Circuit Court of Appeals. We will continue to defend against the claims. We are unable to determine a range of potential losses that are reasonably possible of occurring.

Alaskan Villages' Claims

In 2008, the Native Village of Kivalina and the City of Kivalina, Alaska filed a lawsuit in Federal Court in the Northern District of California against AEP, AEPSC and 22 other unrelated defendants including oil and gas companies, a coal company and other electric generating companies. The complaint alleges that the defendants' emissions of CO2 contribute to global warming and constitute a public and private nuisance and that the defendants are acting together. The complaint further alleges that some of the defendants, including AEP, conspired to create a false scientific debate about global warming in order to deceive the public and perpetuate the alleged nuisance. The plaintiffs also allege that the effects of global warming will require the relocation of the village at an alleged cost of $95 million to $400 million. In October 2009, the judge dismissed plaintiffs' federal common law claim for nuisance, finding the claim barred by the political question doctrine and by plaintiffs' lack of standing to bring the claim. The judge also dismissed plaintiffs' state law claims without prejudice to refiling in state court. The plaintiffs appealed the decision. In September 2012, the Ninth Circuit Court of Appeals affirmed the trial court's decision, holding that the CAA displaced Kivalina's claims for damages. Plaintiffs' petition for rehearing by the full court was denied in November 2012, but the plaintiffs could seek further review in the U.S. Supreme Court. We believe the action is without merit and will continue to defend against the claims. We are unable to determine a range of potential losses that are reasonably possible of occurring.

The Comprehensive Environmental Response Compensation and Liability Act (Superfund) and State Remediation

By-products from the generation of electricity include materials such as ash, slag, sludge, low-level radioactive waste and SNF. Coal combustion by-products, which constitute the overwhelming percentage of these materials, are typically treated and deposited in captive disposal facilities or are beneficially utilized. In addition, our generating plants and transmission and distribution facilities have used asbestos, polychlorinated biphenyls and other hazardous and nonhazardous materials. We currently incur costs to dispose of these substances safely.

Superfund addresses clean-up of hazardous substances that have been released to the environment. The Federal EPA administers the clean-up programs. Several states have enacted similar laws. As of December 31, 2012, our subsidiaries are named by the Federal EPA as a Potentially Responsible Party (PRP) for five sites for which alleged liability is unresolved. There are eight additional sites for which our subsidiaries have received information requests which could lead to PRP designation. Our subsidiaries have also been named potentially liable at three sites under state law including the I&M site discussed in the next paragraph. In those instances where we have been named a PRP or defendant, our disposal or recycling activities were in accordance with the then-applicable laws and regulations. Superfund does not recognize compliance as a defense, but imposes strict liability on parties who fall within its broad statutory categories. Liability has been resolved for a number of sites with no significant effect on net income.

In 2008, I&M received a letter from the Michigan Department of Environmental Quality (MDEQ) concerning conditions at a site under state law and requesting I&M take voluntary action necessary to prevent and/or mitigate public harm. I&M started remediation work in accordance with a plan approved by MDEQ. I&M's reserve is approximately $10 million. As the remediation work is completed, I&M's cost may change as new information becomes available concerning either the level of contamination at the site or changes in the scope of remediation required by the MDEQ. We cannot predict the amount of additional cost, if any.

We evaluate the potential liability for each Superfund site separately, but several general statements can be made about our potential future liability. Allegations that materials were disposed at a particular site are often unsubstantiated and the quantity of materials deposited at a site can be small and often nonhazardous. Although Superfund liability has been interpreted by the courts as joint and several, typically many parties are named as PRPs for each site and several of the parties are financially sound enterprises. At present, our estimates do not anticipate material cleanup costs for any of our identified Superfund sites, except the I&M site discussed above.

NUCLEAR CONTINGENCIES

I&M owns and operates the two-unit 2,191 MW Cook Plant under licenses granted by the Nuclear Regulatory Commission (NRC). We have a significant future financial commitment to dispose of SNF and to safely decommission and decontaminate the plant. The licenses to operate the two nuclear units at the Cook Plant expire in 2034 and 2037. The operation of a nuclear facility also involves special risks, potential liabilities and specific regulatory and safety requirements. By agreement, I&M is partially liable, together with all other electric utility companies that own nuclear generating units, for a nuclear power plant incident at any nuclear plant in the U.S. Should a nuclear incident occur at any nuclear power plant in the U.S., the liability could be substantial.

Decommissioning and Low Level Waste Accumulation Disposal

The cost to decommission a nuclear plant is affected by NRC regulations and the SNF disposal program. Decommissioning costs are accrued over the service life of the Cook Plant. The most recent decommissioning cost study was performed in 2012. According to that study, the estimated cost of decommissioning and disposal of low-level radioactive waste ranges from $1.3 billion to $1.7 billion in 2012 nondiscounted dollars. The wide range in estimated costs is caused by variables in assumptions. I&M recovers estimated decommissioning costs for the Cook Plant in its rates. The amounts recovered in rates were $14 million, $14 million and $14 million for the years ended December 31, 2012, 2011 and 2010, respectively. Decommissioning costs recovered from customers are deposited in external trusts.

As of December 31, 2012 and 2011, the total decommissioning trust fund balance was $1.4 billion and $1.3 billion, respectively. Trust fund earnings increase the fund assets and decrease the amount remaining to be recovered from ratepayers. The decommissioning costs (including interest, unrealized gains and losses and expenses of the trust funds) increase or decrease the recorded liability.

I&M continues to work with regulators and customers to recover the remaining estimated costs of decommissioning the Cook Plant. However, future net income and cash flows would be reduced and financial condition could be impacted if the cost of SNF disposal and decommissioning continues to increase and cannot be recovered.

SNF Disposal

The Federal government is responsible for permanent SNF disposal and assesses fees to nuclear plant owners for SNF disposal. A fee of one mill per KWh for fuel consumed after April 6, 1983 at the Cook Plant is being collected from customers and remitted to the U.S. Treasury. As of December 31, 2012 and 2011, fees and related interest of $265 million and $265 million, respectively, for fuel consumed prior to April 7, 1983 have been recorded as Long-term Debt and funds collected from customers along with related earnings totaling $308 million and $308 million, respectively, to pay the fee are recorded as part of Spent Nuclear Fuel and Decommissioning Trusts. I&M has not paid the government the pre-April 1983 fees due to continued delays and uncertainties related to the federal disposal program.

In 2011, I&M signed a settlement agreement with the Federal government which permits I&M to make annual filings to recover certain SNF storage costs incurred as a result of the government's delays in accepting SNF for permanent storage. Under the settlement agreement, I&M received $20 million and $14 million in 2012 and 2011, respectively, to recover costs and will be eligible to receive additional payment of annual claims for allowed costs that are incurred through December 31, 2013. The proceeds reduced costs for dry cask storage. As of December 31, 2012, I&M has deferred $32 million in Prepayments and Other Current Assets and $13 million in Deferred Charges and Other Noncurrent Assets on the balance sheet of dry cask storage and related operation and maintenance costs for recovery under this agreement.

See “Fair Value Measurements of Trust Assets for Decommissioning and SNF Disposal” section of Note 10 for disclosure of the fair value of assets within the trusts.

Nuclear Incident Liability

I&M carries insurance coverage for property damage, decommissioning and decontamination at the Cook Plant in the amount of $1.8 billion. I&M purchases $1 billion of excess coverage for property damage, decommissioning and decontamination. Additional insurance provides coverage for a weekly indemnity payment resulting from an insured accidental outage. I&M utilizes an industry mutual insurer for the placement of this insurance coverage. Participation in this mutual insurance requires a contingent financial obligation of up to $40 million for I&M which is assessable if the insurer's financial resources would be inadequate to pay for losses.

The Price-Anderson Act, extended through December 31, 2025, establishes insurance protection for public liability arising from a nuclear incident at $12.6 billion and covers any incident at a licensed reactor in the U.S. Commercially available insurance, which must be carried for each licensed reactor, provides $375 million of coverage. In the event of a nuclear incident at any nuclear plant in the U.S., the remainder of the liability would be provided by a deferred premium assessment of $117.5 million on each licensed reactor in the U.S. payable in annual installments of $17.5 million. As a result, I&M could be assessed $235 million per nuclear incident payable in annual installments of $35 million. The number of incidents for which payments could be required is not limited.

In the event of an incident of a catastrophic nature, I&M is initially covered for the first $375 million through commercially available insurance. The next level of liability coverage of up to $12.2 billion would be covered by claims made under the Price-Anderson Act. If the liability were in excess of amounts recoverable from insurance and retrospective claim payments made under the Price-Anderson Act, I&M would seek to recover those amounts from customers through rate increases. In the event nuclear losses or liabilities are underinsured or exceed accumulated funds and recovery from customers is not possible, it could reduce future net income and cash flows and impact financial condition.

Cook Plant, Unit 1 Fire and Shutdown

In September 2008, I&M shut down Cook Plant, Unit 1 (Unit 1) due to turbine vibrations, caused by blade failure, which resulted in significant turbine damage and a small fire on the electric generator. This equipment, located in the turbine building, is separate and isolated from the nuclear reactor. The turbine rotors that caused the vibration were installed in 2006 and are within the vendor's warranty period. The warranty provides for the repair or replacement of the turbine rotors if the damage was caused by a defect in materials or workmanship. Repair of the property damage and replacement of the turbine rotors and other equipment cost approximately $400 million. Due to the extensive lead time required to manufacture and install new turbine rotors, I&M repaired Unit 1 and it resumed operations in December 2009 at slightly reduced power. The installation of the new turbine rotors and other equipment occurred as planned during the fall 2011 refueling outage of Unit 1.

I&M maintains insurance through NEIL. In February 2013, we signed an agreement and received payment from NEIL to settle the remaining insurance claims. The settlement did not have a material impact on net income, cash flows or financial condition.

OPERATIONAL CONTINGENCIES

Insurance and Potential Losses

We maintain insurance coverage normal and customary for an integrated electric utility, subject to various deductibles. Our insurance includes coverage for all risks of physical loss or damage to our nonnuclear assets, subject to insurance policy conditions and exclusions. Covered property generally includes power plants, substations, facilities and inventories. Excluded property generally includes transmission and distribution lines, poles and towers. Our insurance programs also generally provide coverage against loss arising from certain claims made by third parties and are in excess of retentions absorbed by us. Coverage is generally provided by a combination of our protected cell of EIS and/or various industry mutual and/or commercial insurance carriers.

See “Nuclear Contingencies” section of this footnote for a discussion of nuclear exposures and related insurance.

Some potential losses or liabilities may not be insurable or the amount of insurance carried may not be sufficient to meet potential losses and liabilities, including, but not limited to, liabilities relating to damage to the Cook Plant and costs of replacement power in the event of an incident at the Cook Plant. Future losses or liabilities, if they occur, which are not completely insured, unless recovered from customers, could reduce future net income and cash flows and impact financial condition.

Natural Gas Markets Lawsuits

In 2002, the Lieutenant Governor of California filed a lawsuit in Los Angeles County California Superior Court against numerous energy companies, including AEP, alleging violations of California law through alleged fraudulent reporting of false natural gas price and volume information with an intent to affect the market price of natural gas and electricity. AEP was dismissed from the case. A number of similar cases were also filed in California and in state and federal courts in several states making essentially the same allegations under federal or state laws against the same companies. AEP (or a subsidiary) is among the companies named as defendants in some of these cases. We settled, received summary judgment or were dismissed from all of these cases. The plaintiffs appealed the dismissal of several cases involving AEP companies in Nevada to the Ninth Circuit Court of Appeals. Oral argument was held in October 2012. We will continue to defend the cases on appeal. We believe the provision we have is adequate. We believe the remaining exposure is immaterial.

Appalachian Power Co [Member]
Commitments, Guarantees and Contingencies

4. COMMITMENTS, GUARANTEES AND CONTINGENCIES

The Registrant Subsidiaries are subject to certain claims and legal actions arising in their ordinary course of business. In addition, their business activities are subject to extensive governmental regulation related to public health and the environment. The ultimate outcome of such pending or potential litigation cannot be predicted. For current proceedings not specifically discussed below, management does not anticipate that the liabilities, if any, arising from such proceedings would have a material effect on the financial statements.

COMMITMENTS

Construction and Commitments – Affecting APCo, I&M, OPCo, PSO and SWEPCo

The Registrant Subsidiaries have substantial construction commitments to support their operations and environmental investments. In managing the overall construction program and in the normal course of business, the Registrant Subsidiaries contractually commit to third-party construction vendors for certain material purchases and other construction services. The following table shows the forecasted construction expenditures, excluding equity AFUDC and capitalized interest, by Registrant Subsidiary for 2013:

Forecasted
Construction
Company	Expenditures
(in millions)
APCo	$370
I&M	484
OPCo	617
PSO	295
SWEPCo	398

The Registrant Subsidiaries also purchase fuel, materials, supplies, services and property, plant and equipment under contract as part of their normal course of business. Certain supply contracts contain penalty provisions for early termination.

The following tables summarize the Registrant Subsidiaries' actual contractual commitments as of December 31, 2012:

	Less Than 1			After
Contractual Commitments - APCo	Year	2-3 Years	4-5 Years	5 Years	Total
	(in thousands)
Fuel Purchase Contracts (a)	$611,664	$711,277	$544,598	$553,315	$2,420,854
Energy and Capacity Purchase Contracts (b)	32,293	66,034	67,882	586,336	752,545
Construction Contracts for Capital Assets (c)	13,094	-	-	-	13,094
Total	$657,051	$777,311	$612,480	$1,139,651	$3,186,493

(a)       Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.

(b)       Represents contractual commitments for energy and capacity purchase contracts.

(c)       Represents only capital assets for which there are signed contracts. Actual payments are dependent upon and may vary significantly based upon the decision to build, regulatory approval schedules, timing and escalation of projects costs.

GUARANTEES

Liabilities for guarantees are recorded in accordance with the accounting guidance for “Guarantees.” There is no collateral held in relation to any guarantees. In the event any guarantee is drawn, there is no recourse to third parties unless specified below.

Letters of Credit – Affecting APCo, I&M, OPCo and SWEPCo

Certain Registrant Subsidiaries enter into standby letters of credit with third parties. These letters of credit are issued in the ordinary course of business and cover items such as insurance programs, security deposits and debt service reserves.

The Registrant Subsidiaries have $357 million of variable rate Pollution Control Bonds supported by bilateral letters of credit for $361 million detailed in the table below. In February 2013, APCo and I&M extended certain bilateral letters of credit due in March 2013 to March 2015, while OPCo extended its bilateral letter of credit due in March 2013 to July 2014.

		Bilateral	Maturity of
	Pollution	Letters	Bilateral Letters
Company	Control Bonds	of Credit	of Credit
	(in thousands)
APCo	$229,650	$232,293	March 2013 to March 2014
I&M	77,000	77,886	March 2013
OPCo	50,000	50,575	March 2013

Indemnifications and Other Guarantees – Affecting APCo, I&M, OPCo, PSO and SWEPCo

Contracts

The Registrant Subsidiaries enter into certain types of contracts which require indemnifications. Typically these contracts include, but are not limited to, sale agreements, lease agreements, purchase agreements and financing agreements. Generally, these agreements may include, but are not limited to, indemnifications around certain tax, contractual and environmental matters. With respect to sale agreements, exposure generally does not exceed the sale price. As of December 31, 2012, there were no material liabilities recorded for any indemnifications.

APCo, I&M and OPCo are jointly and severally liable for activity conducted by AEPSC on behalf of the AEP East Companies related to power purchase and sale activity pursuant to the SIA. PSO and SWEPCo are jointly and severally liable for activity conducted by AEPSC on behalf of PSO and SWEPCo related to power purchase and sale activity pursuant to the SIA.

Lease Obligations

Certain Registrant Subsidiaries lease certain equipment under master lease agreements. See “Master Lease Agreements” and “Railcar Lease” sections of Note 11 for disclosure of lease residual value guarantees.

ENVIRONMENTAL CONTINGENCIES

Carbon Dioxide Public Nuisance Claims – Affecting APCo, I&M, OPCo, PSO and SWEPCo

In October 2009, the Fifth Circuit Court of Appeals reversed a decision by the Federal District Court for the District of Mississippi dismissing state common law nuisance claims in a putative class action by Mississippi residents asserting that CO2 emissions exacerbated the effects of Hurricane Katrina. The Fifth Circuit held that there was no exclusive commitment of the common law issues raised in plaintiffs' complaint to a coordinate branch of government and that no initial policy determination was required to adjudicate these claims. The court granted petitions for rehearing. An additional recusal left the Fifth Circuit without a quorum to reconsider the decision and the appeal was dismissed, leaving the district court's decision in place. Plaintiffs filed a petition with the U.S. Supreme Court asking the court to remand the case to the Fifth Circuit and reinstate the panel decision. The petition was denied in January 2011. Plaintiffs refiled their complaint in federal district court. The court ordered all defendants to respond to the refiled complaints in October 2011. In March 2012, the court granted the defendants' motion for dismissal on several grounds, including the doctrine of collateral estoppel and the applicable statute of limitations. Plaintiffs appealed the decision to the Fifth Circuit Court of Appeals. Management will continue to defend against the claims. Management is unable to determine a range of potential losses that are reasonably possible of occurring.

Alaskan Villages' Claims – Affecting APCo, I&M, OPCo, PSO and SWEPCo

In 2008, the Native Village of Kivalina and the City of Kivalina, Alaska filed a lawsuit in Federal Court in the Northern District of California against AEP, AEPSC and 22 other unrelated defendants including oil and gas companies, a coal company and other electric generating companies. The complaint alleges that the defendants' emissions of CO2 contribute to global warming and constitute a public and private nuisance and that the defendants are acting together. The complaint further alleges that some of the defendants, including AEP, conspired to create a false scientific debate about global warming in order to deceive the public and perpetuate the alleged nuisance. The plaintiffs also allege that the effects of global warming will require the relocation of the village at an alleged cost of $95 million to $400 million. In October 2009, the judge dismissed plaintiffs' federal common law claim for nuisance, finding the claim barred by the political question doctrine and by plaintiffs' lack of standing to bring the claim. The judge also dismissed plaintiffs' state law claims without prejudice to refiling in state court. The plaintiffs appealed the decision. In September 2012, the Ninth Circuit Court of Appeals affirmed the trial court's decision, holding that the CAA displaced Kivalina's claims for damages. Plaintiffs' petition for rehearing by the full court was denied in November 2012, but the plaintiffs could seek further review in the U.S. Supreme Court. Management believes the action is without merit and will continue to defend against the claims. Management is unable to determine a range of potential losses that are reasonably possible of occurring.

The Comprehensive Environmental Response Compensation and Liability Act (Superfund) and State Remediation – Affecting APCo, I&M, OPCo, PSO and SWEPCo

By-products from the generation of electricity include materials such as ash, slag, sludge, low-level radioactive waste and SNF. Coal combustion by-products, which constitute the overwhelming percentage of these materials, are typically treated and deposited in captive disposal facilities or are beneficially utilized. In addition, the generating plants and transmission and distribution facilities have used asbestos, polychlorinated biphenyls and other hazardous and nonhazardous materials. The Registrant Subsidiaries currently incur costs to dispose of these substances safely.

Superfund addresses clean-up of hazardous substances that have been released to the environment. The Federal EPA administers the clean-up programs. Several states have enacted similar laws. As of December 31, 2012, APCo is named as a Potentially Responsible Party (PRP) for two site and OPCo is named a PRP for three sites by the Federal EPA. There are seven additional sites for which APCo, I&M, OPCo, and SWEPCo have received information requests which could lead to PRP designation. I&M has also been named potentially liable at two sites under state law including the I&M site discussed in the next paragraph. SWEPCo has also been named potentially liable at one site under state law. In those instances where the Registrant Subsidiaries have been named a PRP or defendant, disposal or recycling activities were in accordance with the then-applicable laws and regulations. Superfund does not recognize compliance as a defense, but imposes strict liability on parties who fall within its broad statutory categories. Liability has been resolved for a number of sites with no significant effect on net income.

In 2008, I&M received a letter from the Michigan Department of Environmental Quality (MDEQ) concerning conditions at a site under state law and requesting I&M take voluntary action necessary to prevent and/or mitigate public harm. I&M started remediation work in accordance with a plan approved by MDEQ. I&M's reserve is approximately $10 million. As the remediation work is completed, I&M's cost may change as new information becomes available concerning either the level of contamination at the site or changes in the scope of remediation required by the MDEQ. Management cannot predict the amount of additional cost, if any.

Management evaluates the potential liability for each Superfund site separately, but several general statements can be made about potential future liability. Allegations that materials were disposed at a particular site are often unsubstantiated and the quantity of materials deposited at a site can be small and often nonhazardous. Although Superfund liability has been interpreted by the courts as joint and several, typically many parties are named as PRPs for each site and several of the parties are financially sound enterprises. At present, management's estimates do not anticipate material cleanup costs for identified Superfund sites, except the I&M site discussed above.

OPERATIONAL CONTINGENCIES

Insurance and Potential Losses – Affecting APCo, I&M, OPCo, PSO and SWEPCo

The Registrant Subsidiaries maintain insurance coverage normal and customary for electric utilities, subject to various deductibles. Insurance coverage includes all risks of physical loss or damage to nonnuclear assets, subject to insurance policy conditions and exclusions. Covered property generally includes power plants, substations, facilities and inventories. Excluded property generally includes transmission and distribution lines, poles and towers. The insurance programs also generally provide coverage against loss arising from certain claims made by third parties and are in excess of retentions absorbed by the Registrant Subsidiaries. Coverage is generally provided by a combination of the protected cell of EIS and/or various industry mutual and/or commercial insurance carriers.

Some potential losses or liabilities may not be insurable or the amount of insurance carried may not be sufficient to meet potential losses and liabilities, including, but not limited to, liabilities relating to damage to the Cook Plant and costs of replacement power in the event of an incident at the Cook Plant. Future losses or liabilities, if they occur, which are not completely insured, unless recovered from customers, could reduce future net income and cash flows and impact financial condition.

Indiana Michigan Power Co [Member]
Commitments, Guarantees and Contingencies

Decommissioning and Low Level Waste Accumulation Disposal

The cost to decommission a nuclear plant is affected by NRC regulations and the SNF disposal program. Decommissioning costs are accrued over the service life of the Cook Plant. The most recent decommissioning cost study was performed in 2012. According to that study, the estimated cost of decommissioning and disposal of low-level radioactive waste ranges from $1.3 billion to $1.7 billion in 2012 nondiscounted dollars. The wide range in estimated costs is caused by variables in assumptions. I&M recovers estimated decommissioning costs for the Cook Plant in its rates. The amounts recovered in rates were $14 million, $14 million and $14 million for the years ended December 31, 2012, 2011 and 2010, respectively. Decommissioning costs recovered from customers are deposited in external trusts.

As of December 31, 2012 and 2011, the total decommissioning trust fund balance was $1.4 billion and $1.3 billion, respectively. Trust fund earnings increase the fund assets and decrease the amount remaining to be recovered from ratepayers. The decommissioning costs (including interest, unrealized gains and losses and expenses of the trust funds) increase or decrease the recorded liability.

I&M continues to work with regulators and customers to recover the remaining estimated costs of decommissioning the Cook Plant. However, future net income and cash flows would be reduced and financial condition could be impacted if the cost of SNF disposal and decommissioning continues to increase and cannot be recovered.

Nuclear Incident Liability

I&M carries insurance coverage for property damage, decommissioning and decontamination at the Cook Plant in the amount of $1.8 billion. I&M purchases $1 billion of excess coverage for property damage, decommissioning and decontamination. Additional insurance provides coverage for a weekly indemnity payment resulting from an insured accidental outage. I&M utilizes an industry mutual insurer for the placement of this insurance coverage. Participation in this mutual insurance requires a contingent financial obligation of up to $40 million for I&M which is assessable if the insurer's financial resources would be inadequate to pay for losses.

The Price-Anderson Act, extended through December 31, 2025, establishes insurance protection for public liability arising from a nuclear incident at $12.6 billion and covers any incident at a licensed reactor in the U.S. Commercially available insurance, which must be carried for each licensed reactor, provides $375 million of coverage. In the event of a nuclear incident at any nuclear plant in the U.S., the remainder of the liability would be provided by a deferred premium assessment of $117.5 million on each licensed reactor in the U.S. payable in annual installments of $17.5 million. As a result, I&M could be assessed $235 million per nuclear incident payable in annual installments of $35 million. The number of incidents for which payments could be required is not limited.

In the event of an incident of a catastrophic nature, I&M is initially covered for the first $375 million through commercially available insurance. The next level of liability coverage of up to $12.2 billion would be covered by claims made under the Price-Anderson Act. If the liability were in excess of amounts recoverable from insurance and retrospective claim payments made under the Price-Anderson Act, I&M would seek to recover those amounts from customers through rate increases. In the event nuclear losses or liabilities are underinsured or exceed accumulated funds and recovery from customers is not possible, it could reduce future net income and cash flows and impact financial condition.

4. COMMITMENTS, GUARANTEES AND CONTINGENCIES

The Registrant Subsidiaries are subject to certain claims and legal actions arising in their ordinary course of business. In addition, their business activities are subject to extensive governmental regulation related to public health and the environment. The ultimate outcome of such pending or potential litigation cannot be predicted. For current proceedings not specifically discussed below, management does not anticipate that the liabilities, if any, arising from such proceedings would have a material effect on the financial statements.

COMMITMENTS

Construction and Commitments – Affecting APCo, I&M, OPCo, PSO and SWEPCo

The Registrant Subsidiaries have substantial construction commitments to support their operations and environmental investments. In managing the overall construction program and in the normal course of business, the Registrant Subsidiaries contractually commit to third-party construction vendors for certain material purchases and other construction services. The following table shows the forecasted construction expenditures, excluding equity AFUDC and capitalized interest, by Registrant Subsidiary for 2013:

Forecasted
Construction
Company	Expenditures
(in millions)
APCo	$370
I&M	484
OPCo	617
PSO	295
SWEPCo	398

The Registrant Subsidiaries also purchase fuel, materials, supplies, services and property, plant and equipment under contract as part of their normal course of business. Certain supply contracts contain penalty provisions for early termination.

The following tables summarize the Registrant Subsidiaries' actual contractual commitments as of December 31, 2012:

	Less Than 1			After
Contractual Commitments - I&M	Year	2-3 Years	4-5 Years	5 Years	Total
	(in thousands)
Fuel Purchase Contracts (a)	$330,157	$535,223	$336,830	$447,930	$1,650,140
Energy and Capacity Purchase Contracts (b)	89,128	178,501	178,543	609,371	1,055,543
Construction Contracts for Capital Assets (c)	6,389	-	-	-	6,389
Total	$425,674	$713,724	$515,373	$1,057,301	$2,712,072

(a)       Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.

(b)       Represents contractual commitments for energy and capacity purchase contracts.

(c)       Represents only capital assets for which there are signed contracts. Actual payments are dependent upon and may vary significantly based upon the decision to build, regulatory approval schedules, timing and escalation of projects costs.

GUARANTEES

Liabilities for guarantees are recorded in accordance with the accounting guidance for “Guarantees.” There is no collateral held in relation to any guarantees. In the event any guarantee is drawn, there is no recourse to third parties unless specified below.

Letters of Credit – Affecting APCo, I&M, OPCo and SWEPCo

Certain Registrant Subsidiaries enter into standby letters of credit with third parties. These letters of credit are issued in the ordinary course of business and cover items such as insurance programs, security deposits and debt service reserves.

AEP has two credit facilities totaling $3.25 billion, under which up to $1.35 billion may be issued as letters of credit. In February 2013, AEP increased and extended the $1.5 billion credit facility due in June 2015 to $1.75 billion due in June 2016, extended the $1.75 billion credit facility due in July 2016 to July 2017 and issued a $1 billion interim credit facility due in May 2015 to fund certain OPCo maturities. As of December 31, 2012, the maximum future payments for letters of credit issued under the credit facilities were as follows:

Company	Amount	Maturity
(in thousands)
I&M	$150	March 2013
OPCo	2,102	June 2013
SWEPCo	4,448	March 2013

The Registrant Subsidiaries have $357 million of variable rate Pollution Control Bonds supported by bilateral letters of credit for $361 million detailed in the table below. In February 2013, APCo and I&M extended certain bilateral letters of credit due in March 2013 to March 2015, while OPCo extended its bilateral letter of credit due in March 2013 to July 2014.

		Bilateral	Maturity of
	Pollution	Letters	Bilateral Letters
Company	Control Bonds	of Credit	of Credit
	(in thousands)
APCo	$229,650	$232,293	March 2013 to March 2014
I&M	77,000	77,886	March 2013
OPCo	50,000	50,575	March 2013

Indemnifications and Other Guarantees – Affecting APCo, I&M, OPCo, PSO and SWEPCo

Contracts

The Registrant Subsidiaries enter into certain types of contracts which require indemnifications. Typically these contracts include, but are not limited to, sale agreements, lease agreements, purchase agreements and financing agreements. Generally, these agreements may include, but are not limited to, indemnifications around certain tax, contractual and environmental matters. With respect to sale agreements, exposure generally does not exceed the sale price. As of December 31, 2012, there were no material liabilities recorded for any indemnifications.

APCo, I&M and OPCo are jointly and severally liable for activity conducted by AEPSC on behalf of the AEP East Companies related to power purchase and sale activity pursuant to the SIA. PSO and SWEPCo are jointly and severally liable for activity conducted by AEPSC on behalf of PSO and SWEPCo related to power purchase and sale activity pursuant to the SIA.

Lease Obligations

Certain Registrant Subsidiaries lease certain equipment under master lease agreements. See “Master Lease Agreements” and “Railcar Lease” sections of Note 11 for disclosure of lease residual value guarantees.

ENVIRONMENTAL CONTINGENCIES

Carbon Dioxide Public Nuisance Claims – Affecting APCo, I&M, OPCo, PSO and SWEPCo

In October 2009, the Fifth Circuit Court of Appeals reversed a decision by the Federal District Court for the District of Mississippi dismissing state common law nuisance claims in a putative class action by Mississippi residents asserting that CO2 emissions exacerbated the effects of Hurricane Katrina. The Fifth Circuit held that there was no exclusive commitment of the common law issues raised in plaintiffs' complaint to a coordinate branch of government and that no initial policy determination was required to adjudicate these claims. The court granted petitions for rehearing. An additional recusal left the Fifth Circuit without a quorum to reconsider the decision and the appeal was dismissed, leaving the district court's decision in place. Plaintiffs filed a petition with the U.S. Supreme Court asking the court to remand the case to the Fifth Circuit and reinstate the panel decision. The petition was denied in January 2011. Plaintiffs refiled their complaint in federal district court. The court ordered all defendants to respond to the refiled complaints in October 2011. In March 2012, the court granted the defendants' motion for dismissal on several grounds, including the doctrine of collateral estoppel and the applicable statute of limitations. Plaintiffs appealed the decision to the Fifth Circuit Court of Appeals. Management will continue to defend against the claims. Management is unable to determine a range of potential losses that are reasonably possible of occurring.

Alaskan Villages' Claims – Affecting APCo, I&M, OPCo, PSO and SWEPCo

In 2008, the Native Village of Kivalina and the City of Kivalina, Alaska filed a lawsuit in Federal Court in the Northern District of California against AEP, AEPSC and 22 other unrelated defendants including oil and gas companies, a coal company and other electric generating companies. The complaint alleges that the defendants' emissions of CO2 contribute to global warming and constitute a public and private nuisance and that the defendants are acting together. The complaint further alleges that some of the defendants, including AEP, conspired to create a false scientific debate about global warming in order to deceive the public and perpetuate the alleged nuisance. The plaintiffs also allege that the effects of global warming will require the relocation of the village at an alleged cost of $95 million to $400 million. In October 2009, the judge dismissed plaintiffs' federal common law claim for nuisance, finding the claim barred by the political question doctrine and by plaintiffs' lack of standing to bring the claim. The judge also dismissed plaintiffs' state law claims without prejudice to refiling in state court. The plaintiffs appealed the decision. In September 2012, the Ninth Circuit Court of Appeals affirmed the trial court's decision, holding that the CAA displaced Kivalina's claims for damages. Plaintiffs' petition for rehearing by the full court was denied in November 2012, but the plaintiffs could seek further review in the U.S. Supreme Court. Management believes the action is without merit and will continue to defend against the claims. Management is unable to determine a range of potential losses that are reasonably possible of occurring.

The Comprehensive Environmental Response Compensation and Liability Act (Superfund) and State Remediation – Affecting APCo, I&M, OPCo, PSO and SWEPCo

By-products from the generation of electricity include materials such as ash, slag, sludge, low-level radioactive waste and SNF. Coal combustion by-products, which constitute the overwhelming percentage of these materials, are typically treated and deposited in captive disposal facilities or are beneficially utilized. In addition, the generating plants and transmission and distribution facilities have used asbestos, polychlorinated biphenyls and other hazardous and nonhazardous materials. The Registrant Subsidiaries currently incur costs to dispose of these substances safely.

Superfund addresses clean-up of hazardous substances that have been released to the environment. The Federal EPA administers the clean-up programs. Several states have enacted similar laws. As of December 31, 2012, APCo is named as a Potentially Responsible Party (PRP) for two site and OPCo is named a PRP for three sites by the Federal EPA. There are seven additional sites for which APCo, I&M, OPCo, and SWEPCo have received information requests which could lead to PRP designation. I&M has also been named potentially liable at two sites under state law including the I&M site discussed in the next paragraph. SWEPCo has also been named potentially liable at one site under state law. In those instances where the Registrant Subsidiaries have been named a PRP or defendant, disposal or recycling activities were in accordance with the then-applicable laws and regulations. Superfund does not recognize compliance as a defense, but imposes strict liability on parties who fall within its broad statutory categories. Liability has been resolved for a number of sites with no significant effect on net income.

In 2008, I&M received a letter from the Michigan Department of Environmental Quality (MDEQ) concerning conditions at a site under state law and requesting I&M take voluntary action necessary to prevent and/or mitigate public harm. I&M started remediation work in accordance with a plan approved by MDEQ. I&M's reserve is approximately $10 million. As the remediation work is completed, I&M's cost may change as new information becomes available concerning either the level of contamination at the site or changes in the scope of remediation required by the MDEQ. Management cannot predict the amount of additional cost, if any.

Management evaluates the potential liability for each Superfund site separately, but several general statements can be made about potential future liability. Allegations that materials were disposed at a particular site are often unsubstantiated and the quantity of materials deposited at a site can be small and often nonhazardous. Although Superfund liability has been interpreted by the courts as joint and several, typically many parties are named as PRPs for each site and several of the parties are financially sound enterprises. At present, management's estimates do not anticipate material cleanup costs for identified Superfund sites, except the I&M site discussed above.

NUCLEAR CONTINGENCIES – AFFECTING I&M

I&M owns and operates the two-unit 2,191 MW Cook Plant under licenses granted by the Nuclear Regulatory Commission (NRC). I&M has a significant future financial commitment to dispose of SNF and to safely decommission and decontaminate the plant. The licenses to operate the two nuclear units at the Cook Plant expire in 2034 and 2037. The operation of a nuclear facility also involves special risks, potential liabilities and specific regulatory and safety requirements. By agreement, I&M is partially liable, together with all other electric utility companies that own nuclear generating units, for a nuclear power plant incident at any nuclear plant in the U.S. Should a nuclear incident occur at any nuclear power plant in the U.S., the liability could be substantial.

SNF Disposal

The Federal government is responsible for permanent SNF disposal and assesses fees to nuclear plant owners for SNF disposal. A fee of one mill per KWh for fuel consumed after April 6, 1983 at the Cook Plant is being collected from customers and remitted to the U.S. Treasury. As of December 31, 2012 and 2011, fees and related interest of $265 million and $265 million, respectively, for fuel consumed prior to April 7, 1983 have been recorded as Long-term Debt and funds collected from customers along with related earnings totaling $308 million and $308 million, respectively, to pay the fee are recorded as part of Spent Nuclear Fuel and Decommissioning Trusts. I&M has not paid the government the pre-April 1983 fees due to continued delays and uncertainties related to the federal disposal program.

In 2011, I&M signed a settlement agreement with the Federal government which permits I&M to make annual filings to recover certain SNF storage costs incurred as a result of the government's delays in accepting SNF for permanent storage. Under the settlement agreement, I&M received $20 million and $14 million in 2012 and 2011, respectively, to recover costs and will be eligible to receive additional payment of annual claims for allowed costs that are incurred through December 31, 2013. The proceeds reduced costs for dry cask storage. As of December 31, 2012, I&M has deferred $32 million in Prepayments and Other Current Assets and $13 million in Deferred Charges and Other Noncurrent Assets on the balance sheet of dry cask storage and related operation and maintenance costs for recovery under this agreement.

See “Fair Value Measurements of Trust Assets for Decommissioning and SNF Disposal” section of Note 9 for disclosure of the fair value of assets within the trusts.

Cook Plant, Unit 1 Fire and Shutdown

In September 2008, I&M shut down Cook Plant, Unit 1 (Unit 1) due to turbine vibrations, caused by blade failure, which resulted in significant turbine damage and a small fire on the electric generator. This equipment, located in the turbine building, is separate and isolated from the nuclear reactor. The turbine rotors that caused the vibration were installed in 2006 and are within the vendor's warranty period. The warranty provides for the repair or replacement of the turbine rotors if the damage was caused by a defect in materials or workmanship. Repair of the property damage and replacement of the turbine rotors and other equipment cost approximately $400 million. Due to the extensive lead time required to manufacture and install new turbine rotors, I&M repaired Unit 1 and it resumed operations in December 2009 at slightly reduced power. The installation of the new turbine rotors and other equipment occurred as planned during the fall 2011 refueling outage of Unit 1.

I&M maintains insurance through NEIL. In February 2013, management signed an agreement and received payment from NEIL to settle the remaining insurance claims. The settlement did not have a material impact on net income, cash flows or financial condition.

OPERATIONAL CONTINGENCIES

Insurance and Potential Losses – Affecting APCo, I&M, OPCo, PSO and SWEPCo

The Registrant Subsidiaries maintain insurance coverage normal and customary for electric utilities, subject to various deductibles. Insurance coverage includes all risks of physical loss or damage to nonnuclear assets, subject to insurance policy conditions and exclusions. Covered property generally includes power plants, substations, facilities and inventories. Excluded property generally includes transmission and distribution lines, poles and towers. The insurance programs also generally provide coverage against loss arising from certain claims made by third parties and are in excess of retentions absorbed by the Registrant Subsidiaries. Coverage is generally provided by a combination of the protected cell of EIS and/or various industry mutual and/or commercial insurance carriers.

See “Nuclear Contingencies” section of this footnote for a discussion of I&M's nuclear exposures and related insurance.

Some potential losses or liabilities may not be insurable or the amount of insurance carried may not be sufficient to meet potential losses and liabilities, including, but not limited to, liabilities relating to damage to the Cook Plant and costs of replacement power in the event of an incident at the Cook Plant. Future losses or liabilities, if they occur, which are not completely insured, unless recovered from customers, could reduce future net income and cash flows and impact financial condition.

Ohio Power Co [Member]
Commitments, Guarantees and Contingencies

4. COMMITMENTS, GUARANTEES AND CONTINGENCIES

The Registrant Subsidiaries are subject to certain claims and legal actions arising in their ordinary course of business. In addition, their business activities are subject to extensive governmental regulation related to public health and the environment. The ultimate outcome of such pending or potential litigation cannot be predicted. For current proceedings not specifically discussed below, management does not anticipate that the liabilities, if any, arising from such proceedings would have a material effect on the financial statements.

COMMITMENTS

Construction and Commitments – Affecting APCo, I&M, OPCo, PSO and SWEPCo

The Registrant Subsidiaries have substantial construction commitments to support their operations and environmental investments. In managing the overall construction program and in the normal course of business, the Registrant Subsidiaries contractually commit to third-party construction vendors for certain material purchases and other construction services. The following table shows the forecasted construction expenditures, excluding equity AFUDC and capitalized interest, by Registrant Subsidiary for 2013:

Forecasted
Construction
Company	Expenditures
(in millions)
APCo	$370
I&M	484
OPCo	617
PSO	295
SWEPCo	398

The Registrant Subsidiaries also purchase fuel, materials, supplies, services and property, plant and equipment under contract as part of their normal course of business. Certain supply contracts contain penalty provisions for early termination.

The following tables summarize the Registrant Subsidiaries' actual contractual commitments as of December 31, 2012:

	Less Than 1			After
Contractual Commitments - OPCo	Year	2-3 Years	4-5 Years	5 Years	Total
	(in thousands)
Fuel Purchase Contracts (a)	$1,167,631	$2,012,580	$1,542,218	$1,368,019	$6,090,448
Energy and Capacity Purchase Contracts (b)	45,009	91,997	94,290	920,573	1,151,869
Construction Contracts for Capital Assets (c)	22,407	-	-	-	22,407
Total	$1,235,047	$2,104,577	$1,636,508	$2,288,592	$7,264,724

(a)       Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.

(b)       Represents contractual commitments for energy and capacity purchase contracts.

(c)       Represents only capital assets for which there are signed contracts. Actual payments are dependent upon and may vary significantly based upon the decision to build, regulatory approval schedules, timing and escalation of projects costs.

GUARANTEES

Liabilities for guarantees are recorded in accordance with the accounting guidance for “Guarantees.” There is no collateral held in relation to any guarantees. In the event any guarantee is drawn, there is no recourse to third parties unless specified below.

Letters of Credit – Affecting APCo, I&M, OPCo and SWEPCo

Certain Registrant Subsidiaries enter into standby letters of credit with third parties. These letters of credit are issued in the ordinary course of business and cover items such as insurance programs, security deposits and debt service reserves.

AEP has two credit facilities totaling $3.25 billion, under which up to $1.35 billion may be issued as letters of credit. In February 2013, AEP increased and extended the $1.5 billion credit facility due in June 2015 to $1.75 billion due in June 2016, extended the $1.75 billion credit facility due in July 2016 to July 2017 and issued a $1 billion interim credit facility due in May 2015 to fund certain OPCo maturities. As of December 31, 2012, the maximum future payments for letters of credit issued under the credit facilities were as follows:

Company	Amount	Maturity
(in thousands)
I&M	$150	March 2013
OPCo	2,102	June 2013
SWEPCo	4,448	March 2013

The Registrant Subsidiaries have $357 million of variable rate Pollution Control Bonds supported by bilateral letters of credit for $361 million detailed in the table below. In February 2013, APCo and I&M extended certain bilateral letters of credit due in March 2013 to March 2015, while OPCo extended its bilateral letter of credit due in March 2013 to July 2014.

		Bilateral	Maturity of
	Pollution	Letters	Bilateral Letters
Company	Control Bonds	of Credit	of Credit
	(in thousands)
APCo	$229,650	$232,293	March 2013 to March 2014
I&M	77,000	77,886	March 2013
OPCo	50,000	50,575	March 2013

Indemnifications and Other Guarantees – Affecting APCo, I&M, OPCo, PSO and SWEPCo

Contracts

The Registrant Subsidiaries enter into certain types of contracts which require indemnifications. Typically these contracts include, but are not limited to, sale agreements, lease agreements, purchase agreements and financing agreements. Generally, these agreements may include, but are not limited to, indemnifications around certain tax, contractual and environmental matters. With respect to sale agreements, exposure generally does not exceed the sale price. As of December 31, 2012, there were no material liabilities recorded for any indemnifications.

APCo, I&M and OPCo are jointly and severally liable for activity conducted by AEPSC on behalf of the AEP East Companies related to power purchase and sale activity pursuant to the SIA. PSO and SWEPCo are jointly and severally liable for activity conducted by AEPSC on behalf of PSO and SWEPCo related to power purchase and sale activity pursuant to the SIA.

Lease Obligations

Certain Registrant Subsidiaries lease certain equipment under master lease agreements. See “Master Lease Agreements” and “Railcar Lease” sections of Note 11 for disclosure of lease residual value guarantees.

ENVIRONMENTAL CONTINGENCIES

Carbon Dioxide Public Nuisance Claims – Affecting APCo, I&M, OPCo, PSO and SWEPCo

In October 2009, the Fifth Circuit Court of Appeals reversed a decision by the Federal District Court for the District of Mississippi dismissing state common law nuisance claims in a putative class action by Mississippi residents asserting that CO2 emissions exacerbated the effects of Hurricane Katrina. The Fifth Circuit held that there was no exclusive commitment of the common law issues raised in plaintiffs' complaint to a coordinate branch of government and that no initial policy determination was required to adjudicate these claims. The court granted petitions for rehearing. An additional recusal left the Fifth Circuit without a quorum to reconsider the decision and the appeal was dismissed, leaving the district court's decision in place. Plaintiffs filed a petition with the U.S. Supreme Court asking the court to remand the case to the Fifth Circuit and reinstate the panel decision. The petition was denied in January 2011. Plaintiffs refiled their complaint in federal district court. The court ordered all defendants to respond to the refiled complaints in October 2011. In March 2012, the court granted the defendants' motion for dismissal on several grounds, including the doctrine of collateral estoppel and the applicable statute of limitations. Plaintiffs appealed the decision to the Fifth Circuit Court of Appeals. Management will continue to defend against the claims. Management is unable to determine a range of potential losses that are reasonably possible of occurring.

Alaskan Villages' Claims – Affecting APCo, I&M, OPCo, PSO and SWEPCo

In 2008, the Native Village of Kivalina and the City of Kivalina, Alaska filed a lawsuit in Federal Court in the Northern District of California against AEP, AEPSC and 22 other unrelated defendants including oil and gas companies, a coal company and other electric generating companies. The complaint alleges that the defendants' emissions of CO2 contribute to global warming and constitute a public and private nuisance and that the defendants are acting together. The complaint further alleges that some of the defendants, including AEP, conspired to create a false scientific debate about global warming in order to deceive the public and perpetuate the alleged nuisance. The plaintiffs also allege that the effects of global warming will require the relocation of the village at an alleged cost of $95 million to $400 million. In October 2009, the judge dismissed plaintiffs' federal common law claim for nuisance, finding the claim barred by the political question doctrine and by plaintiffs' lack of standing to bring the claim. The judge also dismissed plaintiffs' state law claims without prejudice to refiling in state court. The plaintiffs appealed the decision. In September 2012, the Ninth Circuit Court of Appeals affirmed the trial court's decision, holding that the CAA displaced Kivalina's claims for damages. Plaintiffs' petition for rehearing by the full court was denied in November 2012, but the plaintiffs could seek further review in the U.S. Supreme Court. Management believes the action is without merit and will continue to defend against the claims. Management is unable to determine a range of potential losses that are reasonably possible of occurring.

The Comprehensive Environmental Response Compensation and Liability Act (Superfund) and State Remediation – Affecting APCo, I&M, OPCo, PSO and SWEPCo

By-products from the generation of electricity include materials such as ash, slag, sludge, low-level radioactive waste and SNF. Coal combustion by-products, which constitute the overwhelming percentage of these materials, are typically treated and deposited in captive disposal facilities or are beneficially utilized. In addition, the generating plants and transmission and distribution facilities have used asbestos, polychlorinated biphenyls and other hazardous and nonhazardous materials. The Registrant Subsidiaries currently incur costs to dispose of these substances safely.

Superfund addresses clean-up of hazardous substances that have been released to the environment. The Federal EPA administers the clean-up programs. Several states have enacted similar laws. As of December 31, 2012, APCo is named as a Potentially Responsible Party (PRP) for two site and OPCo is named a PRP for three sites by the Federal EPA. There are seven additional sites for which APCo, I&M, OPCo, and SWEPCo have received information requests which could lead to PRP designation. I&M has also been named potentially liable at two sites under state law including the I&M site discussed in the next paragraph. SWEPCo has also been named potentially liable at one site under state law. In those instances where the Registrant Subsidiaries have been named a PRP or defendant, disposal or recycling activities were in accordance with the then-applicable laws and regulations. Superfund does not recognize compliance as a defense, but imposes strict liability on parties who fall within its broad statutory categories. Liability has been resolved for a number of sites with no significant effect on net income.

In 2008, I&M received a letter from the Michigan Department of Environmental Quality (MDEQ) concerning conditions at a site under state law and requesting I&M take voluntary action necessary to prevent and/or mitigate public harm. I&M started remediation work in accordance with a plan approved by MDEQ. I&M's reserve is approximately $10 million. As the remediation work is completed, I&M's cost may change as new information becomes available concerning either the level of contamination at the site or changes in the scope of remediation required by the MDEQ. Management cannot predict the amount of additional cost, if any.

Management evaluates the potential liability for each Superfund site separately, but several general statements can be made about potential future liability. Allegations that materials were disposed at a particular site are often unsubstantiated and the quantity of materials deposited at a site can be small and often nonhazardous. Although Superfund liability has been interpreted by the courts as joint and several, typically many parties are named as PRPs for each site and several of the parties are financially sound enterprises. At present, management's estimates do not anticipate material cleanup costs for identified Superfund sites, except the I&M site discussed above.

OPERATIONAL CONTINGENCIES

Insurance and Potential Losses – Affecting APCo, I&M, OPCo, PSO and SWEPCo

The Registrant Subsidiaries maintain insurance coverage normal and customary for electric utilities, subject to various deductibles. Insurance coverage includes all risks of physical loss or damage to nonnuclear assets, subject to insurance policy conditions and exclusions. Covered property generally includes power plants, substations, facilities and inventories. Excluded property generally includes transmission and distribution lines, poles and towers. The insurance programs also generally provide coverage against loss arising from certain claims made by third parties and are in excess of retentions absorbed by the Registrant Subsidiaries. Coverage is generally provided by a combination of the protected cell of EIS and/or various industry mutual and/or commercial insurance carriers.

Some potential losses or liabilities may not be insurable or the amount of insurance carried may not be sufficient to meet potential losses and liabilities, including, but not limited to, liabilities relating to damage to the Cook Plant and costs of replacement power in the event of an incident at the Cook Plant. Future losses or liabilities, if they occur, which are not completely insured, unless recovered from customers, could reduce future net income and cash flows and impact financial condition.

Public Service Co of Oklahoma [Member]
Commitments, Guarantees and Contingencies

4. COMMITMENTS, GUARANTEES AND CONTINGENCIES

The Registrant Subsidiaries are subject to certain claims and legal actions arising in their ordinary course of business. In addition, their business activities are subject to extensive governmental regulation related to public health and the environment. The ultimate outcome of such pending or potential litigation cannot be predicted. For current proceedings not specifically discussed below, management does not anticipate that the liabilities, if any, arising from such proceedings would have a material effect on the financial statements.

COMMITMENTS

Construction and Commitments – Affecting APCo, I&M, OPCo, PSO and SWEPCo

The Registrant Subsidiaries have substantial construction commitments to support their operations and environmental investments. In managing the overall construction program and in the normal course of business, the Registrant Subsidiaries contractually commit to third-party construction vendors for certain material purchases and other construction services. The following table shows the forecasted construction expenditures, excluding equity AFUDC and capitalized interest, by Registrant Subsidiary for 2013:

Forecasted
Construction
Company	Expenditures
(in millions)
APCo	$370
I&M	484
OPCo	617
PSO	295
SWEPCo	398

The Registrant Subsidiaries also purchase fuel, materials, supplies, services and property, plant and equipment under contract as part of their normal course of business. Certain supply contracts contain penalty provisions for early termination.

The following tables summarize the Registrant Subsidiaries' actual contractual commitments as of December 31, 2012:

	Less Than 1			After
Contractual Commitments - PSO	Year	2-3 Years	4-5 Years	5 Years	Total
	(in thousands)
Fuel Purchase Contracts (a)	$119,855	$140,535	$113,035	$197,788	$571,213
Energy and Capacity Purchase Contracts (b)	69,216	141,389	145,439	528,899	884,943
Construction Contracts for Capital Assets (c)	9,554	-	-	-	9,554
Total	$198,625	$281,924	$258,474	$726,687	$1,465,710

(a)       Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.

(b)       Represents contractual commitments for energy and capacity purchase contracts.

(c)       Represents only capital assets for which there are signed contracts. Actual payments are dependent upon and may vary significantly based upon the decision to build, regulatory approval schedules, timing and escalation of projects costs.

GUARANTEES

Liabilities for guarantees are recorded in accordance with the accounting guidance for “Guarantees.” There is no collateral held in relation to any guarantees. In the event any guarantee is drawn, there is no recourse to third parties unless specified below.

Indemnifications and Other Guarantees – Affecting APCo, I&M, OPCo, PSO and SWEPCo

Contracts

The Registrant Subsidiaries enter into certain types of contracts which require indemnifications. Typically these contracts include, but are not limited to, sale agreements, lease agreements, purchase agreements and financing agreements. Generally, these agreements may include, but are not limited to, indemnifications around certain tax, contractual and environmental matters. With respect to sale agreements, exposure generally does not exceed the sale price. As of December 31, 2012, there were no material liabilities recorded for any indemnifications.

APCo, I&M and OPCo are jointly and severally liable for activity conducted by AEPSC on behalf of the AEP East Companies related to power purchase and sale activity pursuant to the SIA. PSO and SWEPCo are jointly and severally liable for activity conducted by AEPSC on behalf of PSO and SWEPCo related to power purchase and sale activity pursuant to the SIA.

Lease Obligations

Certain Registrant Subsidiaries lease certain equipment under master lease agreements. See “Master Lease Agreements” and “Railcar Lease” sections of Note 11 for disclosure of lease residual value guarantees.

ENVIRONMENTAL CONTINGENCIES

Carbon Dioxide Public Nuisance Claims – Affecting APCo, I&M, OPCo, PSO and SWEPCo

In October 2009, the Fifth Circuit Court of Appeals reversed a decision by the Federal District Court for the District of Mississippi dismissing state common law nuisance claims in a putative class action by Mississippi residents asserting that CO2 emissions exacerbated the effects of Hurricane Katrina. The Fifth Circuit held that there was no exclusive commitment of the common law issues raised in plaintiffs' complaint to a coordinate branch of government and that no initial policy determination was required to adjudicate these claims. The court granted petitions for rehearing. An additional recusal left the Fifth Circuit without a quorum to reconsider the decision and the appeal was dismissed, leaving the district court's decision in place. Plaintiffs filed a petition with the U.S. Supreme Court asking the court to remand the case to the Fifth Circuit and reinstate the panel decision. The petition was denied in January 2011. Plaintiffs refiled their complaint in federal district court. The court ordered all defendants to respond to the refiled complaints in October 2011. In March 2012, the court granted the defendants' motion for dismissal on several grounds, including the doctrine of collateral estoppel and the applicable statute of limitations. Plaintiffs appealed the decision to the Fifth Circuit Court of Appeals. Management will continue to defend against the claims. Management is unable to determine a range of potential losses that are reasonably possible of occurring.

Alaskan Villages' Claims – Affecting APCo, I&M, OPCo, PSO and SWEPCo

In 2008, the Native Village of Kivalina and the City of Kivalina, Alaska filed a lawsuit in Federal Court in the Northern District of California against AEP, AEPSC and 22 other unrelated defendants including oil and gas companies, a coal company and other electric generating companies. The complaint alleges that the defendants' emissions of CO2 contribute to global warming and constitute a public and private nuisance and that the defendants are acting together. The complaint further alleges that some of the defendants, including AEP, conspired to create a false scientific debate about global warming in order to deceive the public and perpetuate the alleged nuisance. The plaintiffs also allege that the effects of global warming will require the relocation of the village at an alleged cost of $95 million to $400 million. In October 2009, the judge dismissed plaintiffs' federal common law claim for nuisance, finding the claim barred by the political question doctrine and by plaintiffs' lack of standing to bring the claim. The judge also dismissed plaintiffs' state law claims without prejudice to refiling in state court. The plaintiffs appealed the decision. In September 2012, the Ninth Circuit Court of Appeals affirmed the trial court's decision, holding that the CAA displaced Kivalina's claims for damages. Plaintiffs' petition for rehearing by the full court was denied in November 2012, but the plaintiffs could seek further review in the U.S. Supreme Court. Management believes the action is without merit and will continue to defend against the claims. Management is unable to determine a range of potential losses that are reasonably possible of occurring.

The Comprehensive Environmental Response Compensation and Liability Act (Superfund) and State Remediation – Affecting APCo, I&M, OPCo, PSO and SWEPCo

By-products from the generation of electricity include materials such as ash, slag, sludge, low-level radioactive waste and SNF. Coal combustion by-products, which constitute the overwhelming percentage of these materials, are typically treated and deposited in captive disposal facilities or are beneficially utilized. In addition, the generating plants and transmission and distribution facilities have used asbestos, polychlorinated biphenyls and other hazardous and nonhazardous materials. The Registrant Subsidiaries currently incur costs to dispose of these substances safely.

Superfund addresses clean-up of hazardous substances that have been released to the environment. The Federal EPA administers the clean-up programs. Several states have enacted similar laws. As of December 31, 2012, APCo is named as a Potentially Responsible Party (PRP) for two site and OPCo is named a PRP for three sites by the Federal EPA. There are seven additional sites for which APCo, I&M, OPCo, and SWEPCo have received information requests which could lead to PRP designation. I&M has also been named potentially liable at two sites under state law including the I&M site discussed in the next paragraph. SWEPCo has also been named potentially liable at one site under state law. In those instances where the Registrant Subsidiaries have been named a PRP or defendant, disposal or recycling activities were in accordance with the then-applicable laws and regulations. Superfund does not recognize compliance as a defense, but imposes strict liability on parties who fall within its broad statutory categories. Liability has been resolved for a number of sites with no significant effect on net income.

In 2008, I&M received a letter from the Michigan Department of Environmental Quality (MDEQ) concerning conditions at a site under state law and requesting I&M take voluntary action necessary to prevent and/or mitigate public harm. I&M started remediation work in accordance with a plan approved by MDEQ. I&M's reserve is approximately $10 million. As the remediation work is completed, I&M's cost may change as new information becomes available concerning either the level of contamination at the site or changes in the scope of remediation required by the MDEQ. Management cannot predict the amount of additional cost, if any.

Management evaluates the potential liability for each Superfund site separately, but several general statements can be made about potential future liability. Allegations that materials were disposed at a particular site are often unsubstantiated and the quantity of materials deposited at a site can be small and often nonhazardous. Although Superfund liability has been interpreted by the courts as joint and several, typically many parties are named as PRPs for each site and several of the parties are financially sound enterprises. At present, management's estimates do not anticipate material cleanup costs for identified Superfund sites, except the I&M site discussed above.

OPERATIONAL CONTINGENCIES

Insurance and Potential Losses – Affecting APCo, I&M, OPCo, PSO and SWEPCo

The Registrant Subsidiaries maintain insurance coverage normal and customary for electric utilities, subject to various deductibles. Insurance coverage includes all risks of physical loss or damage to nonnuclear assets, subject to insurance policy conditions and exclusions. Covered property generally includes power plants, substations, facilities and inventories. Excluded property generally includes transmission and distribution lines, poles and towers. The insurance programs also generally provide coverage against loss arising from certain claims made by third parties and are in excess of retentions absorbed by the Registrant Subsidiaries. Coverage is generally provided by a combination of the protected cell of EIS and/or various industry mutual and/or commercial insurance carriers.

Some potential losses or liabilities may not be insurable or the amount of insurance carried may not be sufficient to meet potential losses and liabilities, including, but not limited to, liabilities relating to damage to the Cook Plant and costs of replacement power in the event of an incident at the Cook Plant. Future losses or liabilities, if they occur, which are not completely insured, unless recovered from customers, could reduce future net income and cash flows and impact financial condition.

Southwestern Electric Power Co [Member]
Commitments, Guarantees and Contingencies

4. COMMITMENTS, GUARANTEES AND CONTINGENCIES

The Registrant Subsidiaries are subject to certain claims and legal actions arising in their ordinary course of business. In addition, their business activities are subject to extensive governmental regulation related to public health and the environment. The ultimate outcome of such pending or potential litigation cannot be predicted. For current proceedings not specifically discussed below, management does not anticipate that the liabilities, if any, arising from such proceedings would have a material effect on the financial statements.

COMMITMENTS

Construction and Commitments – Affecting APCo, I&M, OPCo, PSO and SWEPCo

The Registrant Subsidiaries have substantial construction commitments to support their operations and environmental investments. In managing the overall construction program and in the normal course of business, the Registrant Subsidiaries contractually commit to third-party construction vendors for certain material purchases and other construction services. The following table shows the forecasted construction expenditures, excluding equity AFUDC and capitalized interest, by Registrant Subsidiary for 2013:

Forecasted
Construction
Company	Expenditures
(in millions)
APCo	$370
I&M	484
OPCo	617
PSO	295
SWEPCo	398

The Registrant Subsidiaries also purchase fuel, materials, supplies, services and property, plant and equipment under contract as part of their normal course of business. Certain supply contracts contain penalty provisions for early termination.

The following tables summarize the Registrant Subsidiaries' actual contractual commitments as of December 31, 2012:

	Less Than 1			After
Contractual Commitments - SWEPCo	Year	2-3 Years	4-5 Years	5 Years	Total
	(in thousands)
Fuel Purchase Contracts (a)	$296,426	$487,711	$316,753	$340,969	$1,441,859
Energy and Capacity Purchase Contracts (b)	19,714	39,252	40,656	244,199	343,821
Construction Contracts for Capital Assets (c)	21,898	-	-	-	21,898
Total	$338,038	$526,963	$357,409	$585,168	$1,807,578

(a)       Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.

(b)       Represents contractual commitments for energy and capacity purchase contracts.

(c)       Represents only capital assets for which there are signed contracts. Actual payments are dependent upon and may vary significantly based upon the decision to build, regulatory approval schedules, timing and escalation of projects costs.

GUARANTEES

Liabilities for guarantees are recorded in accordance with the accounting guidance for “Guarantees.” There is no collateral held in relation to any guarantees. In the event any guarantee is drawn, there is no recourse to third parties unless specified below.

Letters of Credit – Affecting APCo, I&M, OPCo and SWEPCo

Certain Registrant Subsidiaries enter into standby letters of credit with third parties. These letters of credit are issued in the ordinary course of business and cover items such as insurance programs, security deposits and debt service reserves.

AEP has two credit facilities totaling $3.25 billion, under which up to $1.35 billion may be issued as letters of credit. In February 2013, AEP increased and extended the $1.5 billion credit facility due in June 2015 to $1.75 billion due in June 2016, extended the $1.75 billion credit facility due in July 2016 to July 2017 and issued a $1 billion interim credit facility due in May 2015 to fund certain OPCo maturities. As of December 31, 2012, the maximum future payments for letters of credit issued under the credit facilities were as follows:

Company	Amount	Maturity
(in thousands)
I&M	$150	March 2013
OPCo	2,102	June 2013
SWEPCo	4,448	March 2013

Guarantees of Third-Party Obligations – Affecting SWEPCo

As part of the process to receive a renewal of a Texas Railroad Commission permit for lignite mining, SWEPCo provides guarantees of mine reclamation of $115 million. Since SWEPCo uses self-bonding, the guarantee provides for SWEPCo to commit to use its resources to complete the reclamation in the event the work is not completed by Sabine. This guarantee ends upon depletion of reserves and completion of final reclamation. Based on the latest study completed in 2010, it is estimated the reserves will be depleted in 2036 with final reclamation completed by 2046 at an estimated cost of approximately $58 million. As of December 31, 2012, SWEPCo has collected approximately $59 million through a rider for final mine closure and reclamation costs, of which $18 million is recorded in Deferred Credits and Other Noncurrent Liabilities and $41 million is recorded in Asset Retirement Obligations on SWEPCo's balance sheets.

Sabine charges SWEPCo, its only customer, all of its costs. SWEPCo passes these costs to customers through its fuel clause.

Indemnifications and Other Guarantees – Affecting APCo, I&M, OPCo, PSO and SWEPCo

Contracts

The Registrant Subsidiaries enter into certain types of contracts which require indemnifications. Typically these contracts include, but are not limited to, sale agreements, lease agreements, purchase agreements and financing agreements. Generally, these agreements may include, but are not limited to, indemnifications around certain tax, contractual and environmental matters. With respect to sale agreements, exposure generally does not exceed the sale price. As of December 31, 2012, there were no material liabilities recorded for any indemnifications.

APCo, I&M and OPCo are jointly and severally liable for activity conducted by AEPSC on behalf of the AEP East Companies related to power purchase and sale activity pursuant to the SIA. PSO and SWEPCo are jointly and severally liable for activity conducted by AEPSC on behalf of PSO and SWEPCo related to power purchase and sale activity pursuant to the SIA.

Lease Obligations

Certain Registrant Subsidiaries lease certain equipment under master lease agreements. See “Master Lease Agreements” and “Railcar Lease” sections of Note 11 for disclosure of lease residual value guarantees.

ENVIRONMENTAL CONTINGENCIES

Carbon Dioxide Public Nuisance Claims – Affecting APCo, I&M, OPCo, PSO and SWEPCo

In October 2009, the Fifth Circuit Court of Appeals reversed a decision by the Federal District Court for the District of Mississippi dismissing state common law nuisance claims in a putative class action by Mississippi residents asserting that CO2 emissions exacerbated the effects of Hurricane Katrina. The Fifth Circuit held that there was no exclusive commitment of the common law issues raised in plaintiffs' complaint to a coordinate branch of government and that no initial policy determination was required to adjudicate these claims. The court granted petitions for rehearing. An additional recusal left the Fifth Circuit without a quorum to reconsider the decision and the appeal was dismissed, leaving the district court's decision in place. Plaintiffs filed a petition with the U.S. Supreme Court asking the court to remand the case to the Fifth Circuit and reinstate the panel decision. The petition was denied in January 2011. Plaintiffs refiled their complaint in federal district court. The court ordered all defendants to respond to the refiled complaints in October 2011. In March 2012, the court granted the defendants' motion for dismissal on several grounds, including the doctrine of collateral estoppel and the applicable statute of limitations. Plaintiffs appealed the decision to the Fifth Circuit Court of Appeals. Management will continue to defend against the claims. Management is unable to determine a range of potential losses that are reasonably possible of occurring.

Alaskan Villages' Claims – Affecting APCo, I&M, OPCo, PSO and SWEPCo

In 2008, the Native Village of Kivalina and the City of Kivalina, Alaska filed a lawsuit in Federal Court in the Northern District of California against AEP, AEPSC and 22 other unrelated defendants including oil and gas companies, a coal company and other electric generating companies. The complaint alleges that the defendants' emissions of CO2 contribute to global warming and constitute a public and private nuisance and that the defendants are acting together. The complaint further alleges that some of the defendants, including AEP, conspired to create a false scientific debate about global warming in order to deceive the public and perpetuate the alleged nuisance. The plaintiffs also allege that the effects of global warming will require the relocation of the village at an alleged cost of $95 million to $400 million. In October 2009, the judge dismissed plaintiffs' federal common law claim for nuisance, finding the claim barred by the political question doctrine and by plaintiffs' lack of standing to bring the claim. The judge also dismissed plaintiffs' state law claims without prejudice to refiling in state court. The plaintiffs appealed the decision. In September 2012, the Ninth Circuit Court of Appeals affirmed the trial court's decision, holding that the CAA displaced Kivalina's claims for damages. Plaintiffs' petition for rehearing by the full court was denied in November 2012, but the plaintiffs could seek further review in the U.S. Supreme Court. Management believes the action is without merit and will continue to defend against the claims. Management is unable to determine a range of potential losses that are reasonably possible of occurring.

The Comprehensive Environmental Response Compensation and Liability Act (Superfund) and State Remediation – Affecting APCo, I&M, OPCo, PSO and SWEPCo

By-products from the generation of electricity include materials such as ash, slag, sludge, low-level radioactive waste and SNF. Coal combustion by-products, which constitute the overwhelming percentage of these materials, are typically treated and deposited in captive disposal facilities or are beneficially utilized. In addition, the generating plants and transmission and distribution facilities have used asbestos, polychlorinated biphenyls and other hazardous and nonhazardous materials. The Registrant Subsidiaries currently incur costs to dispose of these substances safely.

Superfund addresses clean-up of hazardous substances that have been released to the environment. The Federal EPA administers the clean-up programs. Several states have enacted similar laws. As of December 31, 2012, APCo is named as a Potentially Responsible Party (PRP) for two site and OPCo is named a PRP for three sites by the Federal EPA. There are seven additional sites for which APCo, I&M, OPCo, and SWEPCo have received information requests which could lead to PRP designation. I&M has also been named potentially liable at two sites under state law including the I&M site discussed in the next paragraph. SWEPCo has also been named potentially liable at one site under state law. In those instances where the Registrant Subsidiaries have been named a PRP or defendant, disposal or recycling activities were in accordance with the then-applicable laws and regulations. Superfund does not recognize compliance as a defense, but imposes strict liability on parties who fall within its broad statutory categories. Liability has been resolved for a number of sites with no significant effect on net income.

In 2008, I&M received a letter from the Michigan Department of Environmental Quality (MDEQ) concerning conditions at a site under state law and requesting I&M take voluntary action necessary to prevent and/or mitigate public harm. I&M started remediation work in accordance with a plan approved by MDEQ. I&M's reserve is approximately $10 million. As the remediation work is completed, I&M's cost may change as new information becomes available concerning either the level of contamination at the site or changes in the scope of remediation required by the MDEQ. Management cannot predict the amount of additional cost, if any.

Management evaluates the potential liability for each Superfund site separately, but several general statements can be made about potential future liability. Allegations that materials were disposed at a particular site are often unsubstantiated and the quantity of materials deposited at a site can be small and often nonhazardous. Although Superfund liability has been interpreted by the courts as joint and several, typically many parties are named as PRPs for each site and several of the parties are financially sound enterprises. At present, management's estimates do not anticipate material cleanup costs for identified Superfund sites, except the I&M site discussed above.

OPERATIONAL CONTINGENCIES

Insurance and Potential Losses – Affecting APCo, I&M, OPCo, PSO and SWEPCo

The Registrant Subsidiaries maintain insurance coverage normal and customary for electric utilities, subject to various deductibles. Insurance coverage includes all risks of physical loss or damage to nonnuclear assets, subject to insurance policy conditions and exclusions. Covered property generally includes power plants, substations, facilities and inventories. Excluded property generally includes transmission and distribution lines, poles and towers. The insurance programs also generally provide coverage against loss arising from certain claims made by third parties and are in excess of retentions absorbed by the Registrant Subsidiaries. Coverage is generally provided by a combination of the protected cell of EIS and/or various industry mutual and/or commercial insurance carriers.

Some potential losses or liabilities may not be insurable or the amount of insurance carried may not be sufficient to meet potential losses and liabilities, including, but not limited to, liabilities relating to damage to the Cook Plant and costs of replacement power in the event of an incident at the Cook Plant. Future losses or liabilities, if they occur, which are not completely insured, unless recovered from customers, could reduce future net income and cash flows and impact financial condition.

Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2012
Acquisitions, Dispositions and Impairments

6. ACQUISITIONS, DISPOSITIONS AND IMPAIRMENTS

ACQUISITIONS

2012

BlueStar Energy (Generation and Marketing segment)

In March 2012, we completed the acquisition of BlueStar Energy Holdings, Inc. (BlueStar) and its independent retail electric supplier BlueStar Energy Solutions for $70 million. This transaction also included goodwill of $15 million, intangible assets associated with sales contracts and customer accounts of $58 million and liabilities associated with supply contracts of $25 million. BlueStar has been in operation since 2002. Beginning in June 2012, BlueStar began doing business as AEP Energy. AEP Energy provides electric supply for retail customers in Ohio, Illinois and other deregulated electricity markets and also provides energy solutions throughout the United States, including demand response and energy efficiency services.

2010

Valley Electric Membership Corporation (Utility Operations segment)

In October 2010, SWEPCo purchased certain transmission and distribution assets of Valley Electric Membership Corporation (VEMCO) for approximately $102 million and began serving VEMCO's 30,000 customers in Louisiana.

Other Matters

Enron Bankruptcy

In February 2011, we reached a $425 million settlement covering all claims with BOA and Enron related to our purchase of Houston Pipeline Company (HPL) from Enron in 2001. As part of the settlement, we received title to the 55 billion cubic feet of natural gas in the Bammel storage facility and recorded this asset at fair value. Under the HPL sales agreement, we have a service obligation to the buyer for the right to use the cushion gas through May 2031. We recognized the obligation as a liability and will amortize it over the life of the agreement.

The settlement resulted in a pretax gain of $51 million and a net loss after tax of $22 million primarily due to an unrealized capital loss valuation allowance of $56 million.

DISPOSITIONS

2010

Texas Transmission Facilities (Utility Operations segment)

In 2010, TCC and TNC sold $66 million and $73 million, respectively, of transmission facilities to ETT. There were no gains or losses recorded on these sale transactions.

Intercontinental Exchange, Inc. (ICE) (All Other)

In April 2010, we sold our remaining 138,000 shares of ICE and recognized a $16 million gain. We recorded the gain in Interest and Investment Income on the statement of income for the year ended December 31, 2010.

IMPAIRMENTS

2012

Beckjord Plant Unit 6, Conesville Plant Unit 3, Kammer Plant Units 1-3, Muskingum River Plant Units 1-4, Sporn Plant Units 2 and 4 and Picway Plant Unit 5 (Utility Operations segment)

In October 2012, we filed applications with the FERC proposing to terminate the Interconnection Agreement and seeking to complete the corporate separation of OPCo's generation assets. Based on the intention to terminate the Interconnection Agreement and the FERC filing, we performed an evaluation of the recoverability of generation assets. As a result, in November 2012, we, using generating unit specific estimated future cash flows, concluded that OPCo had a material impairment of certain generation assets. Under a market-based value approach, using level 3 unobservable inputs, we determined that the fair value of these generating units was zero based on the lack of installed environmental control equipment and the nature and condition of these generating units. In the fourth quarter of 2012, OPCo recorded a pretax impairment of $287 million in Asset Impairments and Other Related Charges on the statement of income related to Beckjord Plant Unit 6, Conesville Plant Unit 3, Kammer Plant Units 1-3, Muskingum River Plant Units 1-4, Sporn Plant Units 2 and 4 and Picway Plant Unit 5 generating units which includes $13 million of related material and supplies inventory.

Turk Plant (Utility Operations segment)

In 2012, SWEPCo recorded a pretax write-off of $13 million in Asset Impairments and Other Related Charges on the statement of income related to unrecoverable construction costs subject to the Texas capital costs cap portion of the Turk Plant.

2011

Turk Plant (Utility Operations segment)

In the fourth quarter of 2011, SWEPCo recorded a pretax write-off of $49 million in Asset Impairments and Other Related Charges on the statement of income related to the Texas jurisdictional portion of the Turk Plant as a result of the November 2011 Texas Court of Appeals decision upholding the Texas capital cost cap.

Muskingum River Plant Unit 5 FGD Project (MR5) (Utility Operations segment)

In September 2011, subsequent to the stipulation agreement filed with the PUCO, we determined that OPCo was not likely to complete the previously suspended MR5 project and that the project's preliminary engineering costs were no longer probable of being recovered. As a result, in the third quarter of 2011, OPCo recorded a pretax write-off of $42 million in Asset Impairments and Other Related Charges on the statement of income.

Sporn Plant Unit 5 (Utility Operations segment)

In the third quarter of 2011, we decided to no longer offer the output of Sporn Unit 5 into the PJM market. Sporn Unit 5 is not expected to operate in the future, resulting in the removal of Sporn Unit 5 from the Interconnection Agreement. As a result, in the third quarter of 2011, OPCo recorded a pretax write-off of $48 million in Asset Impairments and Other Related Charges on the statement of income.

Appalachian Power Co [Member]
Acquisitions, Dispositions and Impairments

5. ACQUISITIONS AND IMPAIRMENTS

ACQUISITIONS

2011

Dresden Plant – Affecting APCo

In August 2011, APCo purchased the partially completed Dresden Plant from AEGCo, at cost, for $302 million. The Dresden Plant was completed and placed in service in January 2012. The Dresden Plant is located near Dresden, Ohio and is a natural gas, combined cycle power plant with a generating capacity of 608 MW.

Ohio Power Co [Member]
Acquisitions, Dispositions and Impairments

5. ACQUISITIONS AND IMPAIRMENTS

IMPAIRMENTS

2012

Beckjord Plant Unit 6, Conesville Plant Unit 3, Kammer Plant Units 1-3, Muskingum River Plant Units 1-4, Sporn Plant Units 2 and 4 and Picway Plant Unit 5 – Affecting OPCo

In October 2012, management filed applications with the FERC proposing to terminate the Interconnection Agreement and seeking to complete the corporate separation of OPCo's generation assets. Based on the intention to terminate the Interconnection Agreement and the FERC filing, management performed an evaluation of the recoverability of generation assets. As a result, in November 2012, management, using generating unit specific estimated future cash flows, concluded that OPCo had a material impairment of certain generation assets. Under a market-based value approach, using level 3 unobservable inputs, management determined that the fair value of these generating units was zero based on the lack of installed environmental control equipment and the nature and condition of these generating units. In the fourth quarter of 2012, OPCo recorded a pretax impairment of $287 million in Asset Impairments and Other Related Charges on the statement of income related to Beckjord Plant Unit 6, Conesville Plant Unit 3, Kammer Plant Units 1-3, Muskingum River Plant Units 1-4, Sporn Plant Units 2 and 4 and Picway Plant Unit 5 generating units which includes $13 million of related material and supplies inventory.

2011

Muskingum River Plant Unit 5 FGD Project (MR5) – Affecting OPCo

In September 2011, subsequent to the stipulation agreement filed with the PUCO, management determined that OPCo was not likely to complete the previously suspended MR5 project and that the project's preliminary engineering costs were no longer probable of being recovered. As a result, in the third quarter of 2011, OPCo recorded a pretax write-off of $42 million in Asset Impairments and Other Related Charges on the statement of income.

Sporn Plant Unit 5 – Affecting OPCo

In the third quarter of 2011, management decided to no longer offer the output of Sporn Unit 5 into the PJM market. Sporn Unit 5 is not expected to operate in the future, resulting in the removal of Sporn Unit 5 from the Interconnection Agreement. As a result, in the third quarter of 2011, OPCo recorded a pretax write-off of $48 million in Asset Impairments and Other Related Charges on the statement of income.

Southwestern Electric Power Co [Member]
Acquisitions, Dispositions and Impairments

5. ACQUISITIONS AND IMPAIRMENTS

ACQUISITIONS

2010

Valley Electric Membership Corporation – Affecting SWEPCo

In October 2010, SWEPCo purchased certain transmission and distribution assets of Valley Electric Membership Corporation (VEMCO) for approximately $102 million and began serving VEMCO's 30,000 customers in Louisiana.

IMPAIRMENTS

2012

Turk Plant – Affecting SWEPCo

In 2012, SWEPCo recorded a pretax write-off of $13 million in Asset Impairments and Other Related Charges on the statement of income related to unrecoverable construction costs subject to the Texas capital costs cap portion of the Turk Plant.

2011

Turk Plant – Affecting SWEPCo

In the fourth quarter of 2011, SWEPCo recorded a pretax write-off of $49 million in Asset Impairments and Other Related Charges on the statement of income related to the Texas jurisdictional portion of the Turk Plant as a result of the November 2011 Texas Court of Appeals decision upholding the Texas capital cost cap.

Benefit Plans	12 Months Ended
Dec. 31, 2012
Benefit Plans

7. BENEFIT PLANS

For a discussion of investment strategy, investment limitations, target asset allocations and the classification of investments within the fair value hierarchy, see “Investments Held in Trust for Future Liabilities” and “Fair Value Measurements of Assets and Liabilities” sections of Note 1.

We sponsor a qualified pension plan and two unfunded nonqualified pension plans. Substantially all of our employees are covered by the qualified plan or both the qualified and a nonqualified pension plan. We sponsor OPEB plans to provide health and life insurance benefits for retired employees.

We recognize the funded status associated with our defined benefit pension and OPEB plans in the balance sheets. Disclosures about the plans are required by the “Compensation – Retirement Benefits” accounting guidance. We recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of other comprehensive income, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. We record a regulatory asset instead of other comprehensive income for qualifying benefit costs of our regulated operations that for ratemaking purposes are deferred for future recovery. The cumulative funded status adjustment is equal to the remaining unrecognized deferrals for unamortized actuarial losses or gains, prior service costs and transition obligations, such that remaining deferred costs result in an AOCI equity reduction or regulatory asset and deferred gains result in an AOCI equity addition or regulatory liability.

Actuarial Assumptions for Benefit Obligations

The weighted-average assumptions as of December 31 of each year used in the measurement of our benefit obligations are shown in the following table:

					Other Postretirement
	Pension Plans				Benefit Plans
Assumptions	2012		2011		2012	2011
Discount Rate	3.95%		4.55%		3.95%	4.75%
Rate of Compensation Increase	4.95%	(a)	4.85%	(a)	NA	NA

(a)       Rates are for base pay only. In addition, an amount is added to reflect target incentive compensation for exempt employees and overtime and incentive pay for nonexempt employees.

NA       Not applicable.

We use a duration-based method to determine the discount rate for our plans. A hypothetical portfolio of high quality corporate bonds is constructed with cash flows matching the benefit plan liability. The composite yield on the hypothetical bond portfolio is used as the discount rate for the plan.

For 2012, the rate of compensation increase assumed varies with the age of the employee, ranging from 3.5% per year to 11.5% per year, with an average increase of 4.95%.

Actuarial Assumptions for Net Periodic Benefit Costs

The weighted-average assumptions as of January 1 of each year used in the measurement of our benefit costs are shown in the following table:

				Other Postretirement
	Pension Plans			Benefit Plans
	2012	2011	2010	2012	2011	2010
Discount Rate	4.55%	5.05%	5.60%	4.75%	5.25%	5.85%
Expected Return on Plan Assets	7.25%	7.75%	8.00%	7.25%	7.50%	8.00%
Rate of Compensation Increase	4.85%	4.85%	4.60%	NA	NA	NA

NA Not applicable.

The expected return on plan assets was determined by evaluating historical returns, the current investment climate (yield on fixed income securities and other recent investment market indicators), rate of inflation and current prospects for economic growth.

The health care trend rate assumptions as of January 1 of each year used for OPEB plans measurement purposes are shown below:

Health Care Trend Rates	2012	2011
Initial	7.00%	7.50%
Ultimate	5.00%	5.00%
Year Ultimate Reached	2020	2016

Assumed health care cost trend rates have a significant effect on the amounts reported for the OPEB health care plans. A 1% change in assumed health care cost trend rates would have the following effects:

	1% Increase	1% Decrease
	(in millions)
Effect on Total Service and Interest Cost
Components of Net Periodic Postretirement Health
Care Benefit Cost	$24	$(19)

Effect on the Health Care Component of the
Accumulated Postretirement Benefit Obligation	118	(89)

Significant Concentrations of Risk within Plan Assets

In addition to establishing the target asset allocation of plan assets, the investment policy also places restrictions on securities to limit significant concentrations within plan assets. The investment policy establishes guidelines that govern maximum market exposure, security restrictions, prohibited asset classes, prohibited types of transactions, minimum credit quality, average portfolio credit quality, portfolio duration and concentration limits. The guidelines were established to mitigate the risk of loss due to significant concentrations in any investment. We monitor the plans to control security diversification and ensure compliance with our investment policy. As of December 31, 2012, the assets were invested in compliance with all investment limits. See “Investments Held in Trust for Future Liabilities” section of Note 1 for limit details.

Benefit Plan Obligations, Plan Assets and Funded Status as of December 31, 2012 and 2011

The following tables provide a reconciliation of the changes in the plans' benefit obligations, fair value of plan assets and funded status as of December 31. The benefit obligation for the defined benefit pension and OPEB plans are the projected benefit obligation and the accumulated benefit obligation, respectively.

			Other Postretirement
	Pension Plans		Benefit Plans
	2012	2011	2012	2011
Change in Benefit Obligation	(in millions)
Benefit Obligation as of January 1	$4,991	$4,807	$2,227	$2,125
Service Cost	76	72	47	42
Interest Cost	223	237	103	109
Actuarial Loss	299	169	148	253
Plan Amendment Prior Service Credit	-	-	(570)	(196)
Curtailment and Settlements	(1)	-	-	1
Benefit Payments	(383)	(294)	(151)	(150)
Participant Contributions	-	-	35	34
Medicare Subsidy	-	-	10	9
Benefit Obligation as of December 31	$5,205	$4,991	$1,849	$2,227

Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	$4,303	$3,858	$1,410	$1,461
Actual Gain (Loss) on Plan Assets	560	282	178	(14)
Company Contributions	216	457	96	79
Participant Contributions	-	-	35	34
Benefit Payments	(383)	(294)	(151)	(150)
Fair Value of Plan Assets as of December 31	$4,696	$4,303	$1,568	$1,410

Underfunded Status as of December 31	$(509)	$(688)	$(281)	$(817)

Benefit Amounts Recognized on the Balance Sheets as of December 31, 2012 and 2011

			Other Postretirement
	Pension Plans		Benefit Plans

	December 31,
	2012	2011	2012	2011
	(in millions)
Other Current Liabilities - Accrued Short-term
Benefit Liability	$(7)	$(8)	$(4)	$(4)
Employee Benefits and Pension Obligations -
Accrued Long-term Benefit Liability	(502)	(680)	(277)	(813)
Underfunded Status	$(509)	$(688)	$(281)	$(817)

Amounts Included in AOCI and Regulatory Assets as of December 31, 2012 and 2011

			Other Postretirement
	Pension Plans		Benefit Plans
	December 31,
	2012	2011	2012	2011
Components	(in millions)
Net Actuarial Loss	$2,111	$2,208	$989	$979
Prior Service Cost (Credit)	11	10	(762)	(210)
Transition Obligation	-	-	-	1

Recorded as
Regulatory Assets	$1,774	$1,818	$108	$479
Deferred Income Taxes	122	140	42	102
Net of Tax AOCI	226	260	77	189

Components of the change in amounts included in AOCI and Regulatory Assets during the years ended December 31, 2012 and 2011 are as follows:

			Other Postretirement
	Pension Plans		Benefit Plans
	Years Ended December 31,
	2012	2011	2012	2011
Components	(in millions)
Actuarial Loss During the Year	$58	$201	$67	$370
Prior Service Credit	-	-	(570)	(191)
Amortization of Actuarial Loss	(155)	(122)	(57)	(29)
Amortization of Prior Service Credit (Cost)	1	(1)	18	1
Amortization of Transition Obligation	-	-	(1)	(2)
Change for the Year	$(96)	$78	$(543)	$149

Pension and Other Postretirement Plans' Assets

The following table presents the classification of pension plan assets within the fair value hierarchy as of December 31, 2012:

						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in millions)
Equities:
Domestic	$1,308	$-	$-	$-	$1,308	27.9%
International	497	-	-	-	497	10.5%
Real Estate Investment Trusts	91	-	-	-	91	1.9%
Common Collective Trust -
International	-	4	-	-	4	0.1%
Subtotal - Equities	1,896	4	-	-	1,900	40.4%

Fixed Income:
Common Collective Trust - Debt	-	32	-	-	32	0.7%
United States Government and
Agency Securities	-	715	-	-	715	15.2%
Corporate Debt	-	1,235	-	-	1,235	26.3%
Foreign Debt	-	199	-	-	199	4.2%
State and Local Government	-	44	-	-	44	0.9%
Other - Asset Backed	-	36	-	-	36	0.8%
Subtotal - Fixed Income	-	2,261	-	-	2,261	48.1%

Real Estate	-	-	220	-	220	4.7%

Alternative Investments	-	-	195	-	195	4.2%
Securities Lending	-	80	-	-	80	1.7%
Securities Lending Collateral (a)	-	-	-	(91)	(91)	(1.9)%

Cash and Cash Equivalents	-	126	-	-	126	2.7%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	5	5	0.1%

Total	$1,896	$2,471	$415	$(86)	$4,696	100.0%

(a) Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b) Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following table sets forth a reconciliation of changes in the fair value of assets classified as Level 3 in the fair value hierarchy for the pension assets:

	Corporate	Real	Alternative	Total
	Debt	Estate	Investments	Level 3
	(in millions)
Balance as of January 1, 2012	$6	$163	$161	$330
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	30	10	40
Relating to Assets Sold During the Period	(2)	-	4	2
Purchases and Sales	(4)	27	20	43
Transfers into Level 3	-	-	-	-
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2012	$-	$220	$195	$415

The following table presents the classification of OPEB plan assets within the fair value hierarchy as of December 31, 2012:

						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in millions)
Equities:
Domestic	$422	$-	$-	$-	$422	26.9%
International	505	-	-	-	505	32.2%
Subtotal - Equities	927	-	-	-	927	59.1%

Fixed Income:
Common Collective Trust - Debt	-	72	-	-	72	4.6%
United States Government and
Agency Securities	-	82	-	-	82	5.2%
Corporate Debt	-	155	-	-	155	9.9%
Foreign Debt	-	26	-	-	26	1.7%
State and Local Government	-	7	-	-	7	0.5%
Other - Asset Backed	-	10	-	-	10	0.6%
Subtotal - Fixed Income	-	352	-	-	352	22.5%

Trust Owned Life Insurance:
International Equities	-	52	-	-	52	3.3%
United States Bonds	-	163	-	-	163	10.3%

Cash and Cash Equivalents	62	11	-	-	73	4.7%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	1	1	0.1%

Total	$989	$578	$-	$1	$1,568	100.0%

(a) Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following table presents the classification of pension plan assets within the fair value hierarchy as of December 31, 2011:

						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in millions)
Equities:
Domestic	$1,455	$-	$-	$-	$1,455	33.8%
International	399	-	-	-	399	9.3%
Real Estate Investment Trusts	104	-	-	-	104	2.4%
Common Collective Trust -
International	-	128	-	-	128	3.0%
Subtotal - Equities	1,958	128	-	-	2,086	48.5%

Fixed Income:
Common Collective Trust - Debt	-	26	-	-	26	0.6%
United States Government and
Agency Securities	-	566	-	-	566	13.2%
Corporate Debt	-	985	6	-	991	23.0%
Foreign Debt	-	190	-	-	190	4.4%
State and Local Government	-	48	-	-	48	1.1%
Other - Asset Backed	-	26	-	-	26	0.6%
Subtotal - Fixed Income	-	1,841	6	-	1,847	42.9%

Real Estate	-	-	163	-	163	3.8%

Alternative Investments	-	-	161	-	161	3.7%
Securities Lending	-	215	-	-	215	5.0%
Securities Lending Collateral (a)	-	-	-	(236)	(236)	(5.5)%

Cash and Cash Equivalents	-	93	-	-	93	2.2%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	(26)	(26)	(0.6)%

Total	$1,958	$2,277	$330	$(262)	$4,303	100.0%

(a) Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b) Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following table sets forth a reconciliation of changes in the fair value of assets classified as Level 3 in the fair value hierarchy for the pension assets:

	Corporate	Real	Alternative	Total
	Debt	Estate	Investments	Level 3
	(in millions)
Balance as of January 1, 2011	$-	$83	$130	$213
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	22	9	31
Relating to Assets Sold During the Period	-	-	3	3
Purchases and Sales	-	58	19	77
Transfers into Level 3	6	-	-	6
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2011	$6	$163	$161	$330

The following table presents the classification of OPEB plan assets within the fair value hierarchy as of December 31, 2011:

						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in millions)
Equities:
Domestic	$348	$-	$-	$-	$348	24.7%
International	380	-	-	-	380	27.0%
Common Collective Trust -
Global	-	99	-	-	99	7.0%
Subtotal - Equities	728	99	-	-	827	58.7%

Fixed Income:
Common Collective Trust - Debt	-	69	-	-	69	4.9%
United States Government and
Agency Securities	-	81	-	-	81	5.7%
Corporate Debt	-	152	-	-	152	10.8%
Foreign Debt	-	32	-	-	32	2.3%
State and Local Government	-	9	-	-	9	0.6%
Other - Asset Backed	-	2	-	-	2	0.1%
Subtotal - Fixed Income	-	345	-	-	345	24.4%

Trust Owned Life Insurance:
International Equities	-	46	-	-	46	3.3%
United States Bonds	-	158	-	-	158	11.2%

Cash and Cash Equivalents	17	23	-	-	40	2.9%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	(6)	(6)	(0.5)%

Total	$745	$671	$-	$(6)	$1,410	100.0%

(a) Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Determination of Pension Expense

We base our determination of pension expense or income on a market-related valuation of assets which reduces year-to-year volatility. This market-related valuation recognizes investment gains or losses over a five-year period from the year in which they occur. Investment gains or losses for this purpose are the difference between the expected return calculated using the market-related value of assets and the actual return.

	December 31,
Accumulated Benefit Obligation	2012	2011
	(in millions)
Qualified Pension Plan	$5,001	$4,808
Nonqualified Pension Plans	82	89
Total	$5,083	$4,897

For our underfunded pension plans that had an accumulated benefit obligation in excess of plan assets, the projected benefit obligation, accumulated benefit obligation and fair value of plan assets of these plans as of December 31, 2012 and 2011 were as follows:

	Underfunded Pension Plans
	December 31,
	2012	2011
	(in millions)
Projected Benefit Obligation	$5,205	$4,991

Accumulated Benefit Obligation	$5,083	$4,897
Fair Value of Plan Assets	4,696	4,303
Underfunded Accumulated Benefit Obligation	$(387)	$(594)

Estimated Future Benefit Payments and Contributions

We expect contributions and payments for the pension plans of $108 million and the OPEB plans of $4 million during 2013. For the pension plans, this amount includes the payment of unfunded nonqualified benefits plus contributions to the qualified trust fund of at least the minimum amount required by the Employee Retirement Income Security Act. For the qualified pension plan, we may also make additional discretionary contributions to maintain the funded status of the plan. For the OPEB plans, expected payments include the payment of unfunded benefits.

The table below reflects the total benefits expected to be paid from the plan or from our assets. The payments include the participants' contributions to the plan for their share of the cost. In November 2012, we announced changes to our retiree medical coverage. Effective for retirements after December 2012, our contribution to retiree medical coverage will be capped reducing our exposure to future medical cost inflation. Effective for employees hired after December 2013, we will not provide retiree medical coverage. In December 2011, we amended the prescription drug program for certain participants. The impact of the changes is reflected in the Benefit Plan Obligation table as plan amendments. Future benefit payments are dependent on the number of employees retiring, whether the retiring employees elect to receive pension benefits as annuities or as lump sum distributions, future integration of the benefit plans with changes to Medicare and other legislation, future levels of interest rates and variances in actuarial results. The estimated payments for pension benefits and OPEB are as follows:

	Pension Plans	Other Postretirement Benefit Plans
	Pension	Benefit	Medicare Subsidy
	Payments	Payments	Receipts
	(in millions)
2013	$340	$140	$-
2014	349	146	-
2015	356	153	-
2016	359	162	-
2017	364	171	-
Years 2018 to 2022, in Total	1,844	990	2

Components of Net Periodic Benefit Cost

The following table provides the components of our net periodic benefit cost for the plans for the years ended December 31, 2012, 2011 and 2010:

				Other Postretirement
	Pension Plans			Benefit Plans
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010
	(in millions)
Service Cost	$76	$72	$111	$47	$42	$47
Interest Cost	223	237	253	103	109	113
Expected Return on Plan Assets	(319)	(314)	(312)	(101)	(109)	(105)
Curtailment	-	-	-	-	1	-
Amortization of Transition Obligation	-	-	-	1	2	27
Amortization of Prior Service Cost (Credit)	(1)	1	-	(18)	(1)	-
Amortization of Net Actuarial Loss	155	122	89	57	29	29
Net Periodic Benefit Cost	134	118	141	89	73	111
Capitalized Portion	(42)	(37)	(44)	(28)	(22)	(35)
Net Periodic Benefit Cost Recognized as
Expense	$92	$81	$97	$61	$51	$76

Estimated amounts expected to be amortized to net periodic benefit costs (credits) and the impact on the balance sheet during 2013 are shown in the following table:

		Other
		Postretirement
	Pension Plans	Benefit Plans
Components	(in millions)
Net Actuarial Loss	$176	$64
Prior Service Cost (Credit)	3	(69)
Total Estimated 2013 Amortization	$179	$(5)

Expected to be Recorded as
Regulatory Asset	$148	$(7)
Deferred Income Taxes	11	1
Net of Tax AOCI	20	1
Total	$179	$(5)

American Electric Power System Retirement Savings Plan

We sponsor the American Electric Power System Retirement Savings Plan, a defined contribution retirement savings plan for substantially all employees who are not members of the United Mine Workers of America (UMWA). It is a qualified plan offering participants an opportunity to contribute a portion of their pay with features under Section 401(k) of the Internal Revenue Code. The matching contributions to the plan are 100% of the first 1% of eligible employee contributions and 70% of the next 5% of contributions. The cost for matching contributions totaled $66 million in 2012, $64 million in 2011 and $61 million in 2010.

UMWA Benefits

We provide UMWA pension, health and welfare benefits for certain unionized mining employees, retirees and their survivors who meet eligibility requirements. UMWA trustees make final interpretive determinations with regard to all benefits. The pension benefits are administered by UMWA trustees and contributions are made to their trust funds. The health and welfare benefits are administered by us and benefits are paid from our general assets.

The UMWA pension benefits are administered through a multiemployer plan that is different from single-employer plans as an employer's contributions may be used to provide benefits to employees of other participating employers. Required contributions not made by any employer may result in other employers bearing the unfunded plan obligations, while a withdrawing employer may be subject to a withdrawal liability. UMWA pension benefits are provided through the United Mine Workers of America 1974 Pension Plan (Employer Identification Number: 52-1050282, Plan Number 002), which under the Pension Protection Act of 2006 (PPA) was in Seriously Endangered Status for the plan years ending June 30, 2012 and 2011, without utilization of extended amortization provisions. The Plan adopted a funding improvement plan in May 2012, as required under the PPA. Contributions in 2012, 2011 and 2010 were made under a collective bargaining agreement that is scheduled to expire December 31, 2013. We contributed immaterial amounts in 2012, 2011 and 2010 that represent less than 5% of the total contributions in the plan's latest annual report for the years ended June 30, 2012, 2011 and 2010. The contributions we made did not include a surcharge. There are no minimum contributions for future years.

Appalachian Power Co [Member]
Benefit Plans

6. BENEFIT PLANS

For a discussion of investment strategy, investment limitations, target asset allocations and the classification of investments within the fair value hierarchy, see “Investments Held in Trust for Future Liabilities” and “Fair Value Measurements of Assets and Liabilities” sections of Note 1.

The Registrant Subsidiaries participate in an AEP sponsored qualified pension plan and two unfunded nonqualified pension plans. Substantially all employees are covered by the qualified plan or both the qualified and a nonqualified pension plan. The Registrant Subsidiaries also participate in OPEB plans sponsored by AEP to provide health and life insurance benefits for retired employees.

Due to the Registrant Subsidiaries' participation in AEP's benefits plans, the assumptions used by the actuary and the accounting for the plans by each subsidiary are the same. This section details the assumptions that apply to all Registrant Subsidiaries and the rate of compensation increase for each subsidiary.

The Registrant Subsidiaries recognize the funded status associated with defined benefit pension and OPEB plans in their balance sheets. Disclosures about the plans are required by the “Compensation – Retirement Benefits” accounting guidance. The Registrant Subsidiaries recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of other comprehensive income, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. The Registrant Subsidiaries record a regulatory asset instead of other comprehensive income for qualifying benefit costs of regulated operations that for ratemaking purposes are deferred for future recovery. The cumulative funded status adjustment is equal to the remaining unrecognized deferrals for unamortized actuarial losses or gains, prior service costs and transition obligations, such that remaining deferred costs result in an AOCI equity reduction or regulatory asset and deferred gains result in an AOCI equity addition or regulatory liability.

Actuarial Assumptions for Benefit Obligations

The weighted-average assumptions as of December 31 of each year used in the measurement of the Registrant Subsidiaries' benefit obligations are shown in the following tables:

			Other Postretirement
	Pension Plans		Benefit Plans
Assumption	2012	2011	2012	2011
Discount Rate	3.95%	4.55%	3.95%	4.75%

	Pension Plans
Assumption - Rate of Compensation Increase (a)	2012	2011
APCo	4.70%	4.65%
I&M	5.00%	4.90%
OPCo	5.00%	4.95%
PSO	4.90%	4.85%
SWEPCo	4.75%	4.70%

(a)       Rates are for base pay only. In addition, an amount is added to reflect target incentive compensation for exempt employees and overtime and incentive pay for nonexempt employees.

A duration-based method is used to determine the discount rate for the plans. A hypothetical portfolio of high quality corporate bonds is constructed with cash flows matching the benefit plan liability. The composite yield on the hypothetical bond portfolio is used as the discount rate for the plan. The discount rate is the same for each Registrant Subsidiary.

For 2012, the rate of compensation increase assumed varies with the age of the employee, ranging from 3.5% per year to 11.5% per year, with the average increase shown in the table above. The compensation increase rates reflect variations in each Registrant Subsidiary's population participating in the pension plan.

Actuarial Assumptions for Net Periodic Benefit Costs

The weighted-average assumptions as of January 1 of each year used in the measurement of each Registrant Subsidiary's benefit costs are shown in the following tables:

				Other Postretirement
	Pension Plans			Benefit Plans
Assumptions	2012	2011	2010	2012	2011	2010
Discount Rate	4.55%	5.05%	5.60%	4.75%	5.25%	5.85%
Expected Return on Plan Assets	7.25%	7.75%	8.00%	7.25%	7.50%	8.00%

	Pension Plans
Assumption - Rate of Compensation Increase	2012	2011	2010
APCo	4.70%	4.65%	4.35%
I&M	5.00%	4.90%	4.55%
OPCo	5.00%	4.95%	4.70%
PSO	4.90%	4.85%	4.60%
SWEPCo	4.75%	4.70%	4.45%

The expected return on plan assets was determined by evaluating historical returns, the current investment climate (yield on fixed income securities and other recent investment market indicators), rate of inflation and current prospects for economic growth. The expected return on plan assets is the same for each Registrant Subsidiary.

The health care trend rate assumptions as of January 1 of each year used for OPEB plans measurement purposes are shown below:

Health Care Trend Rates	2012	2011
Initial	7.00%	7.50%
Ultimate	5.00%	5.00%
Year Ultimate Reached	2020	2016

Assumed health care cost trend rates have a significant effect on the amounts reported for the OPEB health care plans. A 1% change in assumed health care cost trend rates would have the following effects:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Effect on Total Service and Interest Cost
Components of Net Periodic Postretirement
Health Care Benefit Cost:
1% Increase	$3,845	$3,017	$5,347	$1,336	$1,547
1% Decrease	(3,029)	(2,390)	(4,206)	(1,059)	(1,227)

Effect on the Health Care Component of the
Accumulated Postretirement Benefit
Obligation:
1% Increase	$26,416	$12,592	$34,018	$5,447	$6,008
1% Decrease	(20,173)	(9,529)	(25,950)	(4,113)	(4,537)

Significant Concentrations of Risk within Plan Assets

In addition to establishing the target asset allocation of plan assets, the investment policy also places restrictions on securities to limit significant concentrations within plan assets. The investment policy establishes guidelines that govern maximum market exposure, security restrictions, prohibited asset classes, prohibited types of transactions, minimum credit quality, average portfolio credit quality, portfolio duration and concentration limits. The guidelines were established to mitigate the risk of loss due to significant concentrations in any investment. Management monitors the plans to control security diversification and ensure compliance with the investment policy. As of December 31, 2012, the assets were invested in compliance with all investment limits. See “Investments Held in Trust for Future Liabilities” section of Note 1 for limit details.

Benefit Plan Obligations, Plan Assets and Funded Status as of December 31, 2012 and 2011

The following tables provide a reconciliation of the changes in the plans' benefit obligations, fair value of plan assets and funded status as of December 31. The benefit obligation for the defined benefit pension and OPEB plans are the projected benefit obligation and the accumulated benefit obligation, respectively.

APCo			Other Postretirement
	Pension Plans		Benefit Plans
	2012	2011	2012	2011
Change in Benefit Obligation	(in thousands)
Benefit Obligation as of January 1	$681,450	$652,219	$395,482	$383,152
Service Cost	7,565	7,199	5,387	4,983
Interest Cost	30,211	32,293	18,462	19,468
Actuarial Loss	43,341	29,137	31,776	41,306
Plan Amendment Prior Service Credit	-	-	(80,528)	(31,145)
Benefit Payments	(44,107)	(39,398)	(29,228)	(30,040)
Participant Contributions	-	-	5,826	6,005
Medicare Subsidy	-	-	1,813	1,753
Benefit Obligation as of December 31	$718,460	$681,450	$348,990	$395,482

Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	$570,756	$512,836	$229,735	$243,771
Actual Gain (Loss) on Plan Assets	69,686	36,970	44,919	(4,102)
Company Contributions	25,235	60,348	16,506	14,101
Participant Contributions	-	-	5,826	6,005
Benefit Payments	(44,107)	(39,398)	(29,228)	(30,040)
Fair Value of Plan Assets as of December 31	$621,570	$570,756	$267,758	$229,735

Underfunded Status as of December 31	$(96,890)	$(110,694)	$(81,232)	$(165,747)

Amounts Recognized on the Registrant Subsidiaries' Balance Sheets as of December 31, 2012 and 2011

			Other Postretirement
	Pension Plans		Benefit Plans
	December 31,
APCo	2012	2011	2012	2011
	(in thousands)
Other Current Liabilities - Accrued Short-term
Benefit Liability	$(34)	$(34)	$(2,836)	$(2,956)
Employee Benefits and Pension Obligations -
Accrued Long-term Benefit Liability	(96,856)	(110,660)	(78,396)	(162,791)
Underfunded Status	$(96,890)	$(110,694)	$(81,232)	$(165,747)

Amounts Included in AOCI and Regulatory Assets as of December 31, 2012 and 2011

			Other Postretirement
APCo	Pension Plans		Benefit Plans
	December 31,
	2012	2011	2012	2011
Components	(in thousands)
Net Actuarial Loss	$303,483	$308,223	$167,173	$174,615
Prior Service Cost (Credit)	918	1,393	(110,726)	(33,060)
Transition Obligation	-	-	-	780

Recorded as
Regulatory Assets	$299,456	$305,558	$13,189	$56,764
Deferred Income Taxes	1,732	1,420	15,140	29,951
Net of Tax AOCI	3,213	2,638	28,118	55,620

Components of the change in amounts included in AOCI and Regulatory Assets by Registrant Subsidiary during the years ended December 31, 2012 and 2011 are as follows:

Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$15,599	$12,905	$13,577	$(4,718)	$(3,373)
Amortization of Actuarial Loss	(20,339)	(17,569)	(30,439)	(8,206)	(8,330)
Amortization of Prior Service Credit (Cost)	(475)	(407)	(743)	948	793
Change for the Year Ended
December 31, 2012	$(5,215)	$(5,071)	$(17,605)	$(11,976)	$(10,910)

Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$33,995	$21,372	$44,976	$8,712	$8,958
Amortization of Actuarial Loss	(16,570)	(14,144)	(24,828)	(6,757)	(6,759)
Amortization of Prior Service Credit (Cost)	(917)	(744)	(1,474)	950	795
Change for the Year Ended
December 31, 2011	$16,508	$6,484	$18,674	$2,905	$2,994

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$3,084	$11,747	$(1,170)	$5,166	$11,341
Amortization of Actuarial Loss	(10,526)	(7,050)	(13,669)	(3,189)	(3,659)
Prior Service Credit	(80,528)	(78,851)	(101,384)	(35,971)	(47,309)
Amortization of Prior Service Credit	2,862	2,383	3,873	1,079	933
Amortization of Transition Obligation	(780)	(132)	(104)	-	-
Change for the Year Ended
December 31, 2012	$(85,888)	$(71,903)	$(112,454)	$(32,915)	$(38,694)

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$65,104	$46,321	$79,611	$22,147	$23,619
Amortization of Actuarial Loss	(5,839)	(3,566)	(7,298)	(1,553)	(1,785)
Prior Service Credit	(31,145)	(24,846)	(42,357)	(11,612)	(9,409)
Amortization of Prior Service Credit (Cost)	171	237	212	75	(258)
Amortization of Transition Obligation	(1,167)	(188)	(150)	-	-
Change for the Year Ended
December 31, 2011	$27,124	$17,958	$30,018	$9,057	$12,167

Pension and Other Postretirement Plans' Assets

The following tables present the classification of pension plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2012:

APCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$173,149	$-	$-	$-	$173,149	27.9%
International	65,757	-	-	-	65,757	10.5%
Real Estate Investment Trusts	11,986	-	-	-	11,986	1.9%
Common Collective Trust -
International	-	574	-	-	574	0.1%
Subtotal - Equities	250,892	574	-	-	251,466	40.4%

Fixed Income:
Common Collective Trust - Debt	-	4,200	-	-	4,200	0.7%
United States Government and
Agency Securities	-	94,682	-	-	94,682	15.2%
Corporate Debt	-	163,484	-	-	163,484	26.3%
Foreign Debt	-	26,292	-	-	26,292	4.2%
State and Local Government	-	5,821	-	-	5,821	0.9%
Other - Asset Backed	-	4,714	-	-	4,714	0.8%
Subtotal - Fixed Income	-	299,193	-	-	299,193	48.1%

Real Estate	-	-	29,063	-	29,063	4.7%

Alternative Investments	-	-	25,888	-	25,888	4.2%
Securities Lending	-	10,633	-	-	10,633	1.7%
Securities Lending Collateral (a)	-	-	-	(12,025)	(12,025)	(1.9)%

Cash and Cash Equivalents	-	16,646	-	-	16,646	2.7%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	706	706	0.1%

Total	$250,892	$327,046	$54,951	$(11,319)	$621,570	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following tables set forth a reconciliation of changes in the fair value of assets classified as Level 3 in the fair value hierarchy by Registrant Subsidiary for pension assets:

	Corporate	Real	Alternative	Total
APCo	Debt	Estate	Investments	Level 3
	(in thousands)
Balance as of January 1, 2012	$846	$21,666	$21,269	$43,781
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	3,913	1,319	5,232
Relating to Assets Sold During the Period	(298)	-	640	342
Purchases and Sales	(548)	3,484	2,660	5,596
Transfers into Level 3	-	-	-	-
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2012	$-	$29,063	$25,888	$54,951

The following tables present the classification of OPEB plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2012:

APCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$72,063	$-	$-	$-	$72,063	26.9%
International	86,158	-	-	-	86,158	32.2%
Subtotal - Equities	158,221	-	-	-	158,221	59.1%

Fixed Income:
Common Collective Trust - Debt	-	12,388	-	-	12,388	4.6%
United States Government and
Agency Securities	-	14,036	-	-	14,036	5.2%
Corporate Debt	-	26,437	-	-	26,437	9.9%
Foreign Debt	-	4,469	-	-	4,469	1.7%
State and Local Government	-	1,242	-	-	1,242	0.5%
Other - Asset Backed	-	1,678	-	-	1,678	0.6%
Subtotal - Fixed Income	-	60,250	-	-	60,250	22.5%

Trust Owned Life Insurance:
International Equities	-	8,800	-	-	8,800	3.3%
United States Bonds	-	27,762	-	-	27,762	10.3%

Cash and Cash Equivalents	10,598	1,947	-	-	12,545	4.7%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	180	180	0.1%

Total	$168,819	$98,759	$-	$180	$267,758	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following tables present the classification of pension plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2011:

APCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$192,957	$-	$-	$-	$192,957	33.8%
International	52,904	-	-	-	52,904	9.3%
Real Estate Investment Trusts	13,794	-	-	-	13,794	2.4%
Common Collective Trust -
International	-	17,038	-	-	17,038	3.0%
Subtotal - Equities	259,655	17,038	-	-	276,693	48.5%

Fixed Income:
Common Collective Trust - Debt	-	3,483	-	-	3,483	0.6%
United States Government and
Agency Securities	-	75,042	-	-	75,042	13.2%
Corporate Debt	-	130,606	846	-	131,452	23.0%
Foreign Debt	-	25,289	-	-	25,289	4.4%
State and Local Government	-	6,374	-	-	6,374	1.1%
Other - Asset Backed	-	3,449	-	-	3,449	0.6%
Subtotal - Fixed Income	-	244,243	846	-	245,089	42.9%

Real Estate	-	-	21,666	-	21,666	3.8%

Alternative Investments	-	-	21,269	-	21,269	3.7%
Securities Lending	-	28,488	-	-	28,488	5.0%
Securities Lending Collateral (a)	-	-	-	(31,276)	(31,276)	(5.5)%

Cash and Cash Equivalents	-	12,306	-	-	12,306	2.2%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	(3,479)	(3,479)	(0.6)%

Total	$259,655	$302,075	$43,781	$(34,755)	$570,756	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following tables set forth a reconciliation of changes in the fair value of assets classified as Level 3 in the fair value hierarchy for pension assets by Registrant Subsidiary:

	Corporate	Real	Alternative	Total
APCo	Debt	Estate	Investments	Level 3
		(in thousands)
Balance as of January 1, 2011	$-	$11,060	$17,281	$28,341
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	2,952	1,142	4,094
Relating to Assets Sold During the Period	-	-	392	392
Purchases and Sales	-	7,654	2,454	10,108
Transfers into Level 3	846	-	-	846
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2011	$846	$21,666	$21,269	$43,781

The following tables present the classification of OPEB plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2011:

APCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$56,670	$-	$-	$-	$56,670	24.7%
International	61,982	-	-	-	61,982	27.0%
Common Collective Trust -
Global	-	16,159	-	-	16,159	7.0%
Subtotal - Equities	118,652	16,159	-	-	134,811	58.7%

Fixed Income:
Common Collective Trust - Debt	-	11,279	-	-	11,279	4.9%
United States Government and
Agency Securities	-	13,165	-	-	13,165	5.7%
Corporate Debt	-	24,792	-	-	24,792	10.8%
Foreign Debt	-	5,256	-	-	5,256	2.3%
State and Local Government	-	1,371	-	-	1,371	0.6%
Other - Asset Backed	-	312	-	-	312	0.1%
Subtotal - Fixed Income	-	56,175	-	-	56,175	24.4%

Trust Owned Life Insurance:
International Equities	-	7,533	-	-	7,533	3.3%
United States Bonds	-	25,719	-	-	25,719	11.2%

Cash and Cash Equivalents	2,739	3,816	-	-	6,555	2.9%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	(1,058)	(1,058)	(0.5)%

Total	$121,391	$109,402	$-	$(1,058)	$229,735	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Determination of Pension Expense

The determination of pension expense or income is based on a market-related valuation of assets which reduces year-to-year volatility. This market-related valuation recognizes investment gains or losses over a five-year period from the year in which they occur. Investment gains or losses for this purpose are the difference between the expected return calculated using the market-related value of assets and the actual return.

Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$708,476	$603,448	$1,048,796	$269,738	$273,860
Nonqualified Pension Plans	191	200	796	1,287	1,098
Total as of December 31, 2012	$708,667	$603,648	$1,049,592	$271,025	$274,958

Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$672,967	$569,855	$1,005,608	$269,230	$269,809
Nonqualified Pension Plans	234	168	821	1,368	1,223
Total as of December 31, 2011	$673,201	$570,023	$1,006,429	$270,598	$271,032

For the underfunded pension plans that had an accumulated benefit obligation in excess of plan assets, the projected benefit obligation, accumulated benefit obligation and fair value of plan assets of these plans as of December 31, 2012 and 2011 were as follows:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$718,460	$618,973	$1,068,186	$279,685	$1,098

Accumulated Benefit Obligation	$708,667	$603,648	$1,049,592	$271,025	$1,098
Fair Value of Plan Assets	621,570	552,026	1,015,115	264,823	-
Underfunded Accumulated Benefit
Obligation as of December 31, 2012	$(87,097)	$(51,622)	$(34,477)	$(6,202)	$(1,098)

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$681,450	$581,677	$1,020,890	$277,448	$277,594

Accumulated Benefit Obligation	$673,201	$570,023	$1,006,429	$270,598	$271,032
Fair Value of Plan Assets	570,756	503,926	925,939	245,769	255,861
Underfunded Accumulated Benefit
Obligation as of December 31, 2011	$(102,445)	$(66,097)	$(80,490)	$(24,829)	$(15,171)

Estimated Future Benefit Payments and Contributions

The estimated pension benefit payments and contributions to the trust are at least the minimum amount required by the Employee Retirement Income Security Act plus payment of unfunded nonqualified benefits. For the qualified pension plan, additional discretionary contributions may also be made to maintain the funded status of the plan. For OPEB plans, expected payments include the payment of unfunded benefits. The following table provides the estimated contributions and payments by Registrant Subsidiary for 2013:

		Other Postretirement
Company	Pension Plans	Benefit Plans
	(in thousands)
APCo	$11,883	$3,079
I&M	14,867	315
OPCo	8,965	1,027
PSO	6,089	-
SWEPCo	11,345	-

The tables below reflect the total benefits expected to be paid from the plan or from the Registrant Subsidiary's assets. The payments include the participants' contributions to the plan for their share of the cost. In November 2012, changes to the retiree medical coverage were announced. Effective for retirements after December 2012, contributions to retiree medical coverage will be capped reducing exposure to future medical cost inflation. Effective for employees hired after December 2013, retiree medical coverage will not be provided. In December 2011, the prescription drug plan was amended for certain participants. The impact of the changes is reflected in the Benefit Plan Obligation tables as plan amendments. Future benefit payments are dependent on the number of employees retiring, whether the retiring employees elect to receive pension benefits as annuities or as lump sum distributions, future integration of the benefit plans with changes to Medicare and other legislation, future levels of interest rates and variances in actuarial results. The estimated payments for the pension benefits and OPEB are as follows:

Pension Plans	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$45,750	$36,365	$72,470	$20,560	$21,004
2014	47,455	36,958	73,771	21,772	22,223
2015	46,625	38,694	73,945	22,310	22,352
2016	47,604	39,469	75,347	22,297	22,278
2017	48,367	40,350	75,575	22,347	23,162
Years 2018 to 2022, in Total	245,312	213,444	370,934	110,866	114,257

Other Postretirement Benefit Plans:
Benefit Payments	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$26,427	$17,092	$34,561	$7,821	$8,143
2014	27,549	17,999	35,532	8,169	8,748
2015	28,553	19,150	36,755	8,676	9,233
2016	29,738	20,468	38,435	9,239	9,879
2017	30,834	21,549	39,543	9,712	10,582
Years 2018 to 2022, in Total	172,977	127,047	224,357	56,882	64,145

Other Postretirement Benefit Plans:
Medicare Subsidy Receipts	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$243	$25	$41	$-	$-
2014	257	24	47	-	-
2015	269	23	58	-	-
2016	278	23	65	-	-
2017	283	22	76	-	-
Years 2018 to 2022, in Total	1,452	97	599	-	-

Components of Net Periodic Benefit Cost

The following tables provide the components of net periodic benefit cost by Registrant Subsidiary for the years ended December 31, 2012, 2011 and 2010:

				Other Postretirement
APCo	Pension Plans			Benefit Plans
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010
	(in thousands)
Service Cost	$7,565	$7,199	$12,908	$5,387	$4,983	$5,722
Interest Cost	30,211	32,293	33,956	18,462	19,468	20,300
Expected Return on Plan Assets	(41,944)	(41,833)	(43,805)	(16,753)	(17,985)	(17,628)
Amortization of Transition Obligation	-	-	-	780	1,167	5,244
Amortization of Prior Service Cost (Credit)	475	917	917	(2,862)	(171)	-
Amortization of Net Actuarial Loss	20,339	16,570	11,842	10,526	5,839	5,410
Net Periodic Benefit Cost	16,646	15,146	15,818	15,540	13,301	19,048
Capitalized Portion	(6,525)	(5,604)	(6,058)	(6,092)	(4,921)	(7,295)
Net Periodic Benefit Cost Recognized as
Expense	$10,121	$9,542	$9,760	$9,448	$8,380	$11,753

Estimated amounts expected to be amortized to net periodic benefit costs (credits) and the impact on each Registrant Subsidiary's balance sheet during 2013 are shown in the following tables:

	APCo	I&M	OPCo	PSO	SWEPCo
Pension Plan - Components	(in thousands)
Net Actuarial Loss	$24,305	$20,939	$36,137	$9,464	$9,662
Prior Service Cost	198	195	283	297	350
Total Estimated 2013 Amortization	$24,503	$21,134	$36,420	$9,761	$10,012

Pension Plans -
Expected to be Recorded as
Regulatory Asset	$24,367	$19,852	$19,387	$9,761	$10,012
Deferred Income Taxes	48	449	5,962	-	-
Net of Tax AOCI	88	833	11,071	-	-
Total	$24,503	$21,134	$36,420	$9,761	$10,012

	APCo	I&M	OPCo	PSO	SWEPCo
Other Postretirement Benefit Plans -	(in thousands)
Components
Net Actuarial Loss	$12,114	$7,624	$16,198	$3,480	$3,838
Prior Service Credit	(10,050)	(9,421)	(12,922)	(4,290)	(5,155)
Total Estimated 2013 Amortization	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

Other Postretirement Benefit Plans - Expected to be Recorded as
Regulatory Asset	$99	$(1,767)	$599	$(810)	$(899)
Deferred Income Taxes	688	(10)	937	-	(146)
Net of Tax AOCI	1,277	(20)	1,740	-	(272)
Total	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

American Electric Power System Retirement Savings Plans

The Registrant Subsidiaries participate in an AEP sponsored defined contribution retirement savings plan, the American Electric Power System Retirement Savings Plan, for substantially all employees who are not members of the United Mine Workers of America (UMWA). This qualified plan offers participants an opportunity to contribute a portion of their pay, includes features under Section 401(k) of the Internal Revenue Code and provides for company matching contributions. The matching contributions to the plan are 100% of the first 1% of eligible employee contributions and 70% of the next 5% of contributions.

The following table provides the cost for matching contributions to the retirement savings plans by Registrant Subsidiary for the years ended December 31, 2012, 2011 and 2010:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$7,579	$7,432	$7,284
I&M	9,706	9,541	8,969
OPCo	10,798	10,166	9,706
PSO	3,732	3,626	3,505
SWEPCo	4,890	4,438	3,866

UMWA Benefits

APCo, I&M and OPCo provide UMWA pension, health and welfare benefits for certain unionized mining employees, retirees and their survivors who meet eligibility requirements. UMWA trustees make final interpretive determinations with regard to all benefits. The pension benefits are administered by UMWA trustees and contributions are made to their trust funds. APCo, I&M and OPCo administer the health and welfare benefits and pay them from their general assets.

The UMWA pension benefits are administered through a multiemployer plan that is different from single-employer plans as an employer's contributions may be used to provide benefits to employees of other participating employers. Required contributions not made by an employer may result in other employers bearing the unfunded plan obligations, while a withdrawing employer may be subject to a withdrawal liability. UMWA pension benefits are provided through the United Mine Workers of America 1974 Pension Plan (Employer Identification Number: 52-1050282, Plan Number 002), which under the Pension Protection Act of 2006 (PPA) was in Seriously Endangered Status for the plan years ending June 30, 2012 and 2011, without utilization of extended amortization provisions. The Plan adopted a funding improvement plan in May 2012, as required under the PPA. Contributions in 2012, 2011 and 2010 were made under a collective bargaining agreement that is scheduled to expire December 31, 2013, were immaterial and represent less than 5% of the total contributions in the plan's latest annual report for the years ended June 30, 2012, 2011 and 2010. The contributions did not include a surcharge. There are no minimum contributions for future years.

Indiana Michigan Power Co [Member]
Benefit Plans

6. BENEFIT PLANS

For a discussion of investment strategy, investment limitations, target asset allocations and the classification of investments within the fair value hierarchy, see “Investments Held in Trust for Future Liabilities” and “Fair Value Measurements of Assets and Liabilities” sections of Note 1.

The Registrant Subsidiaries participate in an AEP sponsored qualified pension plan and two unfunded nonqualified pension plans. Substantially all employees are covered by the qualified plan or both the qualified and a nonqualified pension plan. The Registrant Subsidiaries also participate in OPEB plans sponsored by AEP to provide health and life insurance benefits for retired employees.

Due to the Registrant Subsidiaries' participation in AEP's benefits plans, the assumptions used by the actuary and the accounting for the plans by each subsidiary are the same. This section details the assumptions that apply to all Registrant Subsidiaries and the rate of compensation increase for each subsidiary.

The Registrant Subsidiaries recognize the funded status associated with defined benefit pension and OPEB plans in their balance sheets. Disclosures about the plans are required by the “Compensation – Retirement Benefits” accounting guidance. The Registrant Subsidiaries recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of other comprehensive income, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. The Registrant Subsidiaries record a regulatory asset instead of other comprehensive income for qualifying benefit costs of regulated operations that for ratemaking purposes are deferred for future recovery. The cumulative funded status adjustment is equal to the remaining unrecognized deferrals for unamortized actuarial losses or gains, prior service costs and transition obligations, such that remaining deferred costs result in an AOCI equity reduction or regulatory asset and deferred gains result in an AOCI equity addition or regulatory liability.

Actuarial Assumptions for Benefit Obligations

The weighted-average assumptions as of December 31 of each year used in the measurement of the Registrant Subsidiaries' benefit obligations are shown in the following tables:

			Other Postretirement
	Pension Plans		Benefit Plans
Assumption	2012	2011	2012	2011
Discount Rate	3.95%	4.55%	3.95%	4.75%

	Pension Plans
Assumption - Rate of Compensation Increase (a)	2012	2011
APCo	4.70%	4.65%
I&M	5.00%	4.90%
OPCo	5.00%	4.95%
PSO	4.90%	4.85%
SWEPCo	4.75%	4.70%

(a)       Rates are for base pay only. In addition, an amount is added to reflect target incentive compensation for exempt employees and overtime and incentive pay for nonexempt employees.

A duration-based method is used to determine the discount rate for the plans. A hypothetical portfolio of high quality corporate bonds is constructed with cash flows matching the benefit plan liability. The composite yield on the hypothetical bond portfolio is used as the discount rate for the plan. The discount rate is the same for each Registrant Subsidiary.

For 2012, the rate of compensation increase assumed varies with the age of the employee, ranging from 3.5% per year to 11.5% per year, with the average increase shown in the table above. The compensation increase rates reflect variations in each Registrant Subsidiary's population participating in the pension plan.

Actuarial Assumptions for Net Periodic Benefit Costs

The weighted-average assumptions as of January 1 of each year used in the measurement of each Registrant Subsidiary's benefit costs are shown in the following tables:

				Other Postretirement
	Pension Plans			Benefit Plans
Assumptions	2012	2011	2010	2012	2011	2010
Discount Rate	4.55%	5.05%	5.60%	4.75%	5.25%	5.85%
Expected Return on Plan Assets	7.25%	7.75%	8.00%	7.25%	7.50%	8.00%

	Pension Plans
Assumption - Rate of Compensation Increase	2012	2011	2010
APCo	4.70%	4.65%	4.35%
I&M	5.00%	4.90%	4.55%
OPCo	5.00%	4.95%	4.70%
PSO	4.90%	4.85%	4.60%
SWEPCo	4.75%	4.70%	4.45%

The expected return on plan assets was determined by evaluating historical returns, the current investment climate (yield on fixed income securities and other recent investment market indicators), rate of inflation and current prospects for economic growth. The expected return on plan assets is the same for each Registrant Subsidiary.

The health care trend rate assumptions as of January 1 of each year used for OPEB plans measurement purposes are shown below:

Health Care Trend Rates	2012	2011
Initial	7.00%	7.50%
Ultimate	5.00%	5.00%
Year Ultimate Reached	2020	2016

Assumed health care cost trend rates have a significant effect on the amounts reported for the OPEB health care plans. A 1% change in assumed health care cost trend rates would have the following effects:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Effect on Total Service and Interest Cost
Components of Net Periodic Postretirement
Health Care Benefit Cost:
1% Increase	$3,845	$3,017	$5,347	$1,336	$1,547
1% Decrease	(3,029)	(2,390)	(4,206)	(1,059)	(1,227)

Effect on the Health Care Component of the
Accumulated Postretirement Benefit
Obligation:
1% Increase	$26,416	$12,592	$34,018	$5,447	$6,008
1% Decrease	(20,173)	(9,529)	(25,950)	(4,113)	(4,537)

Significant Concentrations of Risk within Plan Assets

In addition to establishing the target asset allocation of plan assets, the investment policy also places restrictions on securities to limit significant concentrations within plan assets. The investment policy establishes guidelines that govern maximum market exposure, security restrictions, prohibited asset classes, prohibited types of transactions, minimum credit quality, average portfolio credit quality, portfolio duration and concentration limits. The guidelines were established to mitigate the risk of loss due to significant concentrations in any investment. Management monitors the plans to control security diversification and ensure compliance with the investment policy. As of December 31, 2012, the assets were invested in compliance with all investment limits. See “Investments Held in Trust for Future Liabilities” section of Note 1 for limit details.

Benefit Plan Obligations, Plan Assets and Funded Status as of December 31, 2012 and 2011

The following tables provide a reconciliation of the changes in the plans' benefit obligations, fair value of plan assets and funded status as of December 31. The benefit obligation for the defined benefit pension and OPEB plans are the projected benefit obligation and the accumulated benefit obligation, respectively.

I&M			Other Postretirement
	Pension Plans		Benefit Plans
	2012	2011	2012	2011
Change in Benefit Obligation	(in thousands)
Benefit Obligation as of January 1	$581,677	$560,982	$277,353	$266,742
Service Cost	9,908	9,447	6,621	6,119
Interest Cost	26,245	27,726	12,785	13,610
Actuarial Loss	44,475	17,289	13,638	28,876
Plan Amendment Prior Service Credit	-	-	(78,851)	(24,846)
Benefit Payments	(43,332)	(33,767)	(18,394)	(18,387)
Participant Contributions	-	-	4,226	4,112
Medicare Subsidy	-	-	1,175	1,127
Benefit Obligation as of December 31	$618,973	$581,677	$218,553	$277,353

Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	$503,926	$451,688	$181,237	$188,690
Actual Gain (Loss) on Plan Assets	69,136	32,773	14,357	(3,946)
Company Contributions	22,296	53,232	12,702	10,768
Participant Contributions	-	-	4,226	4,112
Benefit Payments	(43,332)	(33,767)	(18,394)	(18,387)
Fair Value of Plan Assets as of December 31	$552,026	$503,926	$194,128	$181,237

Underfunded Status as of December 31	$(66,947)	$(77,751)	$(24,425)	$(96,116)

Amounts Recognized on the Registrant Subsidiaries' Balance Sheets as of December 31, 2012 and 2011

			Other Postretirement
	Pension Plans		Benefit Plans
	December 31,
I&M	2012	2011	2012	2011
	(in thousands)
Other Current Liabilities - Accrued Short-term
Benefit Liability	$(15)	$(14)	$(290)	$(308)
Deferred Credits and Other Noncurrent Liabilities -
Accrued Long-term Benefit Liability	(66,932)	(77,737)	(24,135)	(95,808)
Underfunded Status	$(66,947)	$(77,751)	$(24,425)	$(96,116)

Amounts Included in AOCI and Regulatory Assets as of December 31, 2012 and 2011

			Other Postretirement
I&M	Pension Plans		Benefit Plans
	December 31,
	2012	2011	2012	2011
Components	(in thousands)
Net Actuarial Loss	$211,443	$216,107	$125,935	$121,238
Prior Service Cost (Credit)	900	1,307	(103,959)	(27,491)
Transition Obligation	-	-	-	132

Recorded as
Regulatory Assets	$202,821	$207,237	$17,976	$84,155
Deferred Income Taxes	3,332	3,561	1,400	3,403
Net of Tax AOCI	6,190	6,616	2,600	6,321

Components of the change in amounts included in AOCI and Regulatory Assets by Registrant Subsidiary during the years ended December 31, 2012 and 2011 are as follows:

Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$15,599	$12,905	$13,577	$(4,718)	$(3,373)
Amortization of Actuarial Loss	(20,339)	(17,569)	(30,439)	(8,206)	(8,330)
Amortization of Prior Service Credit (Cost)	(475)	(407)	(743)	948	793
Change for the Year Ended
December 31, 2012	$(5,215)	$(5,071)	$(17,605)	$(11,976)	$(10,910)

Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$33,995	$21,372	$44,976	$8,712	$8,958
Amortization of Actuarial Loss	(16,570)	(14,144)	(24,828)	(6,757)	(6,759)
Amortization of Prior Service Credit (Cost)	(917)	(744)	(1,474)	950	795
Change for the Year Ended
December 31, 2011	$16,508	$6,484	$18,674	$2,905	$2,994

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$3,084	$11,747	$(1,170)	$5,166	$11,341
Amortization of Actuarial Loss	(10,526)	(7,050)	(13,669)	(3,189)	(3,659)
Prior Service Credit	(80,528)	(78,851)	(101,384)	(35,971)	(47,309)
Amortization of Prior Service Credit	2,862	2,383	3,873	1,079	933
Amortization of Transition Obligation	(780)	(132)	(104)	-	-
Change for the Year Ended
December 31, 2012	$(85,888)	$(71,903)	$(112,454)	$(32,915)	$(38,694)

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$65,104	$46,321	$79,611	$22,147	$23,619
Amortization of Actuarial Loss	(5,839)	(3,566)	(7,298)	(1,553)	(1,785)
Prior Service Credit	(31,145)	(24,846)	(42,357)	(11,612)	(9,409)
Amortization of Prior Service Credit (Cost)	171	237	212	75	(258)
Amortization of Transition Obligation	(1,167)	(188)	(150)	-	-
Change for the Year Ended
December 31, 2011	$27,124	$17,958	$30,018	$9,057	$12,167

Pension and Other Postretirement Plans' Assets

The following tables present the classification of pension plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2012:

I&M
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$153,776	$-	$-	$-	$153,776	27.9%
International	58,400	-	-	-	58,400	10.5%
Real Estate Investment Trusts	10,645	-	-	-	10,645	1.9%
Common Collective Trust -
International	-	510	-	-	510	0.1%
Subtotal - Equities	222,821	510	-	-	223,331	40.4%

Fixed Income:
Common Collective Trust - Debt	-	3,730	-	-	3,730	0.7%
United States Government and
Agency Securities	-	84,089	-	-	84,089	15.2%
Corporate Debt	-	145,193	-	-	145,193	26.3%
Foreign Debt	-	23,350	-	-	23,350	4.2%
State and Local Government	-	5,170	-	-	5,170	0.9%
Other - Asset Backed	-	4,187	-	-	4,187	0.8%
Subtotal - Fixed Income	-	265,719	-	-	265,719	48.1%

Real Estate	-	-	25,811	-	25,811	4.7%

Alternative Investments	-	-	22,992	-	22,992	4.2%
Securities Lending	-	9,443	-	-	9,443	1.7%
Securities Lending Collateral (a)	-	-	-	(10,680)	(10,680)	(1.9)%

Cash and Cash Equivalents	-	14,783	-	-	14,783	2.7%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	627	627	0.1%

Total	$222,821	$290,455	$48,803	$(10,053)	$552,026	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following tables set forth a reconciliation of changes in the fair value of assets classified as Level 3 in the fair value hierarchy by Registrant Subsidiary for pension assets:

	Corporate	Real	Alternative	Total
I&M	Debt	Estate	Investments	Level 3
	(in thousands)
Balance as of January 1, 2012	$747	$19,129	$18,779	$38,655
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	3,535	1,203	4,738
Relating to Assets Sold During the Period	(263)	-	584	321
Purchases and Sales	(484)	3,147	2,426	5,089
Transfers into Level 3	-	-	-	-
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2012	$-	$25,811	$22,992	$48,803

The following tables present the classification of OPEB plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2012:

I&M
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$52,245	$-	$-	$-	$52,245	26.9%
International	62,466	-	-	-	62,466	32.2%
Subtotal - Equities	114,711	-	-	-	114,711	59.1%

Fixed Income:
Common Collective Trust - Debt	-	8,982	-	-	8,982	4.6%
United States Government and
Agency Securities	-	10,176	-	-	10,176	5.2%
Corporate Debt	-	19,167	-	-	19,167	9.9%
Foreign Debt	-	3,240	-	-	3,240	1.7%
State and Local Government	-	901	-	-	901	0.5%
Other - Asset Backed	-	1,217	-	-	1,217	0.6%
Subtotal - Fixed Income	-	43,683	-	-	43,683	22.5%

Trust Owned Life Insurance:
International Equities	-	6,380	-	-	6,380	3.3%
United States Bonds	-	20,128	-	-	20,128	10.3%

Cash and Cash Equivalents	7,684	1,412	-	-	9,096	4.7%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	130	130	0.1%

Total	$122,395	$71,603	$-	$130	$194,128	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following tables present the classification of pension plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2011:

I&M
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$170,364	$-	$-	$-	$170,364	33.8%
International	46,709	-	-	-	46,709	9.3%
Real Estate Investment Trusts	12,179	-	-	-	12,179	2.4%
Common Collective Trust -
International	-	15,043	-	-	15,043	3.0%
Subtotal - Equities	229,252	15,043	-	-	244,295	48.5%

Fixed Income:
Common Collective Trust - Debt	-	3,075	-	-	3,075	0.6%
United States Government and
Agency Securities	-	66,255	-	-	66,255	13.2%
Corporate Debt	-	115,313	747	-	116,060	23.0%
Foreign Debt	-	22,328	-	-	22,328	4.4%
State and Local Government	-	5,628	-	-	5,628	1.1%
Other - Asset Backed	-	3,045	-	-	3,045	0.6%
Subtotal - Fixed Income	-	215,644	747	-	216,391	42.9%

Real Estate	-	-	19,129	-	19,129	3.8%

Alternative Investments	-	-	18,779	-	18,779	3.7%
Securities Lending	-	25,153	-	-	25,153	5.0%
Securities Lending Collateral (a)	-	-	-	(27,614)	(27,614)	(5.5)%

Cash and Cash Equivalents	-	10,865	-	-	10,865	2.2%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	(3,072)	(3,072)	(0.6)%

Total	$229,252	$266,705	$38,655	$(30,686)	$503,926	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following tables set forth a reconciliation of changes in the fair value of assets classified as Level 3 in the fair value hierarchy for pension assets by Registrant Subsidiary:

	Corporate	Real	Alternative	Total
I&M	Debt	Estate	Investments	Level 3
		(in thousands)
Balance as of January 1, 2011	$-	$9,742	$15,220	$24,962
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	2,612	1,019	3,631
Relating to Assets Sold During the Period	-	-	350	350
Purchases and Sales	-	6,775	2,190	8,965
Transfers into Level 3	747	-	-	747
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2011	$747	$19,129	$18,779	$38,655

The following tables present the classification of OPEB plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2011:

I&M
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$44,707	$-	$-	$-	$44,707	24.7%
International	48,897	-	-	-	48,897	27.0%
Common Collective Trust -
Global	-	12,748	-	-	12,748	7.0%
Subtotal - Equities	93,604	12,748	-	-	106,352	58.7%

Fixed Income:
Common Collective Trust - Debt	-	8,898	-	-	8,898	4.9%
United States Government and
Agency Securities	-	10,386	-	-	10,386	5.7%
Corporate Debt	-	19,558	-	-	19,558	10.8%
Foreign Debt	-	4,146	-	-	4,146	2.3%
State and Local Government	-	1,082	-	-	1,082	0.6%
Other - Asset Backed	-	246	-	-	246	0.1%
Subtotal - Fixed Income	-	44,316	-	-	44,316	24.4%

Trust Owned Life Insurance:
International Equities	-	5,943	-	-	5,943	3.3%
United States Bonds	-	20,290	-	-	20,290	11.2%

Cash and Cash Equivalents	2,161	3,010	-	-	5,171	2.9%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	(835)	(835)	(0.5)%

Total	$95,765	$86,307	$-	$(835)	$181,237	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Determination of Pension Expense

The determination of pension expense or income is based on a market-related valuation of assets which reduces year-to-year volatility. This market-related valuation recognizes investment gains or losses over a five-year period from the year in which they occur. Investment gains or losses for this purpose are the difference between the expected return calculated using the market-related value of assets and the actual return.

Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$708,476	$603,448	$1,048,796	$269,738	$273,860
Nonqualified Pension Plans	191	200	796	1,287	1,098
Total as of December 31, 2012	$708,667	$603,648	$1,049,592	$271,025	$274,958

Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$672,967	$569,855	$1,005,608	$269,230	$269,809
Nonqualified Pension Plans	234	168	821	1,368	1,223
Total as of December 31, 2011	$673,201	$570,023	$1,006,429	$270,598	$271,032

For the underfunded pension plans that had an accumulated benefit obligation in excess of plan assets, the projected benefit obligation, accumulated benefit obligation and fair value of plan assets of these plans as of December 31, 2012 and 2011 were as follows:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$718,460	$618,973	$1,068,186	$279,685	$1,098

Accumulated Benefit Obligation	$708,667	$603,648	$1,049,592	$271,025	$1,098
Fair Value of Plan Assets	621,570	552,026	1,015,115	264,823	-
Underfunded Accumulated Benefit
Obligation as of December 31, 2012	$(87,097)	$(51,622)	$(34,477)	$(6,202)	$(1,098)

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$681,450	$581,677	$1,020,890	$277,448	$277,594

Accumulated Benefit Obligation	$673,201	$570,023	$1,006,429	$270,598	$271,032
Fair Value of Plan Assets	570,756	503,926	925,939	245,769	255,861
Underfunded Accumulated Benefit
Obligation as of December 31, 2011	$(102,445)	$(66,097)	$(80,490)	$(24,829)	$(15,171)

Estimated Future Benefit Payments and Contributions

The estimated pension benefit payments and contributions to the trust are at least the minimum amount required by the Employee Retirement Income Security Act plus payment of unfunded nonqualified benefits. For the qualified pension plan, additional discretionary contributions may also be made to maintain the funded status of the plan. For OPEB plans, expected payments include the payment of unfunded benefits. The following table provides the estimated contributions and payments by Registrant Subsidiary for 2013:

		Other Postretirement
Company	Pension Plans	Benefit Plans
	(in thousands)
APCo	$11,883	$3,079
I&M	14,867	315
OPCo	8,965	1,027
PSO	6,089	-
SWEPCo	11,345	-

The tables below reflect the total benefits expected to be paid from the plan or from the Registrant Subsidiary's assets. The payments include the participants' contributions to the plan for their share of the cost. In November 2012, changes to the retiree medical coverage were announced. Effective for retirements after December 2012, contributions to retiree medical coverage will be capped reducing exposure to future medical cost inflation. Effective for employees hired after December 2013, retiree medical coverage will not be provided. In December 2011, the prescription drug plan was amended for certain participants. The impact of the changes is reflected in the Benefit Plan Obligation tables as plan amendments. Future benefit payments are dependent on the number of employees retiring, whether the retiring employees elect to receive pension benefits as annuities or as lump sum distributions, future integration of the benefit plans with changes to Medicare and other legislation, future levels of interest rates and variances in actuarial results. The estimated payments for the pension benefits and OPEB are as follows:

Pension Plans	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$45,750	$36,365	$72,470	$20,560	$21,004
2014	47,455	36,958	73,771	21,772	22,223
2015	46,625	38,694	73,945	22,310	22,352
2016	47,604	39,469	75,347	22,297	22,278
2017	48,367	40,350	75,575	22,347	23,162
Years 2018 to 2022, in Total	245,312	213,444	370,934	110,866	114,257

Other Postretirement Benefit Plans:
Benefit Payments	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$26,427	$17,092	$34,561	$7,821	$8,143
2014	27,549	17,999	35,532	8,169	8,748
2015	28,553	19,150	36,755	8,676	9,233
2016	29,738	20,468	38,435	9,239	9,879
2017	30,834	21,549	39,543	9,712	10,582
Years 2018 to 2022, in Total	172,977	127,047	224,357	56,882	64,145

Other Postretirement Benefit Plans:
Medicare Subsidy Receipts	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$243	$25	$41	$-	$-
2014	257	24	47	-	-
2015	269	23	58	-	-
2016	278	23	65	-	-
2017	283	22	76	-	-
Years 2018 to 2022, in Total	1,452	97	599	-	-

Components of Net Periodic Benefit Cost

The following tables provide the components of net periodic benefit cost by Registrant Subsidiary for the years ended December 31, 2012, 2011 and 2010:

				Other Postretirement
I&M	Pension Plans			Benefit Plans
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010
	(in thousands)
Service Cost	$9,908	$9,447	$15,284	$6,621	$6,119	$6,750
Interest Cost	26,245	27,726	29,085	12,785	13,610	14,164
Expected Return on Plan Assets	(37,566)	(36,856)	(35,040)	(12,847)	(13,886)	(13,397)
Amortization of Transition Obligation	-	-	-	132	188	2,814
Amortization of Prior Service Cost (Credit)	407	744	744	(2,383)	(237)	-
Amortization of Net Actuarial Loss	17,569	14,144	10,065	7,050	3,566	3,526
Net Periodic Benefit Cost	16,563	15,205	20,138	11,358	9,360	13,857
Capitalized Portion	(3,114)	(3,163)	(4,028)	(2,135)	(1,947)	(2,771)
Net Periodic Benefit Cost Recognized as
Expense	$13,449	$12,042	$16,110	$9,223	$7,413	$11,086

Estimated amounts expected to be amortized to net periodic benefit costs (credits) and the impact on each Registrant Subsidiary's balance sheet during 2013 are shown in the following tables:

	APCo	I&M	OPCo	PSO	SWEPCo
Pension Plan - Components	(in thousands)
Net Actuarial Loss	$24,305	$20,939	$36,137	$9,464	$9,662
Prior Service Cost	198	195	283	297	350
Total Estimated 2013 Amortization	$24,503	$21,134	$36,420	$9,761	$10,012

Pension Plans -
Expected to be Recorded as
Regulatory Asset	$24,367	$19,852	$19,387	$9,761	$10,012
Deferred Income Taxes	48	449	5,962	-	-
Net of Tax AOCI	88	833	11,071	-	-
Total	$24,503	$21,134	$36,420	$9,761	$10,012

	APCo	I&M	OPCo	PSO	SWEPCo
Other Postretirement Benefit Plans -	(in thousands)
Components
Net Actuarial Loss	$12,114	$7,624	$16,198	$3,480	$3,838
Prior Service Credit	(10,050)	(9,421)	(12,922)	(4,290)	(5,155)
Total Estimated 2013 Amortization	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

Other Postretirement Benefit Plans - Expected to be Recorded as
Regulatory Asset	$99	$(1,767)	$599	$(810)	$(899)
Deferred Income Taxes	688	(10)	937	-	(146)
Net of Tax AOCI	1,277	(20)	1,740	-	(272)
Total	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

American Electric Power System Retirement Savings Plans

The Registrant Subsidiaries participate in an AEP sponsored defined contribution retirement savings plan, the American Electric Power System Retirement Savings Plan, for substantially all employees who are not members of the United Mine Workers of America (UMWA). This qualified plan offers participants an opportunity to contribute a portion of their pay, includes features under Section 401(k) of the Internal Revenue Code and provides for company matching contributions. The matching contributions to the plan are 100% of the first 1% of eligible employee contributions and 70% of the next 5% of contributions.

The following table provides the cost for matching contributions to the retirement savings plans by Registrant Subsidiary for the years ended December 31, 2012, 2011 and 2010:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$7,579	$7,432	$7,284
I&M	9,706	9,541	8,969
OPCo	10,798	10,166	9,706
PSO	3,732	3,626	3,505
SWEPCo	4,890	4,438	3,866

UMWA Benefits

APCo, I&M and OPCo provide UMWA pension, health and welfare benefits for certain unionized mining employees, retirees and their survivors who meet eligibility requirements. UMWA trustees make final interpretive determinations with regard to all benefits. The pension benefits are administered by UMWA trustees and contributions are made to their trust funds. APCo, I&M and OPCo administer the health and welfare benefits and pay them from their general assets.

The UMWA pension benefits are administered through a multiemployer plan that is different from single-employer plans as an employer's contributions may be used to provide benefits to employees of other participating employers. Required contributions not made by an employer may result in other employers bearing the unfunded plan obligations, while a withdrawing employer may be subject to a withdrawal liability. UMWA pension benefits are provided through the United Mine Workers of America 1974 Pension Plan (Employer Identification Number: 52-1050282, Plan Number 002), which under the Pension Protection Act of 2006 (PPA) was in Seriously Endangered Status for the plan years ending June 30, 2012 and 2011, without utilization of extended amortization provisions. The Plan adopted a funding improvement plan in May 2012, as required under the PPA. Contributions in 2012, 2011 and 2010 were made under a collective bargaining agreement that is scheduled to expire December 31, 2013, were immaterial and represent less than 5% of the total contributions in the plan's latest annual report for the years ended June 30, 2012, 2011 and 2010. The contributions did not include a surcharge. There are no minimum contributions for future years.

Ohio Power Co [Member]
Benefit Plans

6. BENEFIT PLANS

For a discussion of investment strategy, investment limitations, target asset allocations and the classification of investments within the fair value hierarchy, see “Investments Held in Trust for Future Liabilities” and “Fair Value Measurements of Assets and Liabilities” sections of Note 1.

The Registrant Subsidiaries participate in an AEP sponsored qualified pension plan and two unfunded nonqualified pension plans. Substantially all employees are covered by the qualified plan or both the qualified and a nonqualified pension plan. The Registrant Subsidiaries also participate in OPEB plans sponsored by AEP to provide health and life insurance benefits for retired employees.

Due to the Registrant Subsidiaries' participation in AEP's benefits plans, the assumptions used by the actuary and the accounting for the plans by each subsidiary are the same. This section details the assumptions that apply to all Registrant Subsidiaries and the rate of compensation increase for each subsidiary.

The Registrant Subsidiaries recognize the funded status associated with defined benefit pension and OPEB plans in their balance sheets. Disclosures about the plans are required by the “Compensation – Retirement Benefits” accounting guidance. The Registrant Subsidiaries recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of other comprehensive income, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. The Registrant Subsidiaries record a regulatory asset instead of other comprehensive income for qualifying benefit costs of regulated operations that for ratemaking purposes are deferred for future recovery. The cumulative funded status adjustment is equal to the remaining unrecognized deferrals for unamortized actuarial losses or gains, prior service costs and transition obligations, such that remaining deferred costs result in an AOCI equity reduction or regulatory asset and deferred gains result in an AOCI equity addition or regulatory liability.

Actuarial Assumptions for Benefit Obligations

The weighted-average assumptions as of December 31 of each year used in the measurement of the Registrant Subsidiaries' benefit obligations are shown in the following tables:

			Other Postretirement
	Pension Plans		Benefit Plans
Assumption	2012	2011	2012	2011
Discount Rate	3.95%	4.55%	3.95%	4.75%

	Pension Plans
Assumption - Rate of Compensation Increase (a)	2012	2011
APCo	4.70%	4.65%
I&M	5.00%	4.90%
OPCo	5.00%	4.95%
PSO	4.90%	4.85%
SWEPCo	4.75%	4.70%

(a)       Rates are for base pay only. In addition, an amount is added to reflect target incentive compensation for exempt employees and overtime and incentive pay for nonexempt employees.

A duration-based method is used to determine the discount rate for the plans. A hypothetical portfolio of high quality corporate bonds is constructed with cash flows matching the benefit plan liability. The composite yield on the hypothetical bond portfolio is used as the discount rate for the plan. The discount rate is the same for each Registrant Subsidiary.

For 2012, the rate of compensation increase assumed varies with the age of the employee, ranging from 3.5% per year to 11.5% per year, with the average increase shown in the table above. The compensation increase rates reflect variations in each Registrant Subsidiary's population participating in the pension plan.

Actuarial Assumptions for Net Periodic Benefit Costs

The weighted-average assumptions as of January 1 of each year used in the measurement of each Registrant Subsidiary's benefit costs are shown in the following tables:

				Other Postretirement
	Pension Plans			Benefit Plans
Assumptions	2012	2011	2010	2012	2011	2010
Discount Rate	4.55%	5.05%	5.60%	4.75%	5.25%	5.85%
Expected Return on Plan Assets	7.25%	7.75%	8.00%	7.25%	7.50%	8.00%

	Pension Plans
Assumption - Rate of Compensation Increase	2012	2011	2010
APCo	4.70%	4.65%	4.35%
I&M	5.00%	4.90%	4.55%
OPCo	5.00%	4.95%	4.70%
PSO	4.90%	4.85%	4.60%
SWEPCo	4.75%	4.70%	4.45%

The expected return on plan assets was determined by evaluating historical returns, the current investment climate (yield on fixed income securities and other recent investment market indicators), rate of inflation and current prospects for economic growth. The expected return on plan assets is the same for each Registrant Subsidiary.

The health care trend rate assumptions as of January 1 of each year used for OPEB plans measurement purposes are shown below:

Health Care Trend Rates	2012	2011
Initial	7.00%	7.50%
Ultimate	5.00%	5.00%
Year Ultimate Reached	2020	2016

Assumed health care cost trend rates have a significant effect on the amounts reported for the OPEB health care plans. A 1% change in assumed health care cost trend rates would have the following effects:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Effect on Total Service and Interest Cost
Components of Net Periodic Postretirement
Health Care Benefit Cost:
1% Increase	$3,845	$3,017	$5,347	$1,336	$1,547
1% Decrease	(3,029)	(2,390)	(4,206)	(1,059)	(1,227)

Effect on the Health Care Component of the
Accumulated Postretirement Benefit
Obligation:
1% Increase	$26,416	$12,592	$34,018	$5,447	$6,008
1% Decrease	(20,173)	(9,529)	(25,950)	(4,113)	(4,537)

Significant Concentrations of Risk within Plan Assets

In addition to establishing the target asset allocation of plan assets, the investment policy also places restrictions on securities to limit significant concentrations within plan assets. The investment policy establishes guidelines that govern maximum market exposure, security restrictions, prohibited asset classes, prohibited types of transactions, minimum credit quality, average portfolio credit quality, portfolio duration and concentration limits. The guidelines were established to mitigate the risk of loss due to significant concentrations in any investment. Management monitors the plans to control security diversification and ensure compliance with the investment policy. As of December 31, 2012, the assets were invested in compliance with all investment limits. See “Investments Held in Trust for Future Liabilities” section of Note 1 for limit details.

Benefit Plan Obligations, Plan Assets and Funded Status as of December 31, 2012 and 2011

The following tables provide a reconciliation of the changes in the plans' benefit obligations, fair value of plan assets and funded status as of December 31. The benefit obligation for the defined benefit pension and OPEB plans are the projected benefit obligation and the accumulated benefit obligation, respectively.

OPCo			Other Postretirement
	Pension Plans		Benefit Plans
	2012	2011	2012	2011
Change in Benefit Obligation	(in thousands)
Benefit Obligation as of January 1	$1,020,890	$984,089	$519,892	$506,255
Service Cost	11,003	10,230	8,748	7,827
Interest Cost	45,194	48,350	24,189	25,497
Actuarial Loss	63,571	42,693	42,013	49,132
Plan Amendment Prior Service Credit	-	-	(101,384)	(42,357)
Curtailment	-	-	-	605
Benefit Payments	(72,472)	(64,472)	(38,269)	(38,347)
Participant Contributions	-	-	8,545	8,828
Medicare Subsidy	-	-	2,556	2,452
Benefit Obligation as of December 31	$1,068,186	$1,020,890	$466,290	$519,892

Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	$925,939	$799,281	$311,836	$333,198
Actual Gain (Loss) on Plan Assets	118,395	63,181	65,125	(6,589)
Company Contributions	43,253	127,949	19,064	14,746
Participant Contributions	-	-	8,545	8,828
Benefit Payments	(72,472)	(64,472)	(38,269)	(38,347)
Fair Value of Plan Assets as of December 31	$1,015,115	$925,939	$366,301	$311,836

Underfunded Status as of December 31	$(53,071)	$(94,951)	$(99,989)	$(208,056)

Amounts Recognized on the Registrant Subsidiaries' Balance Sheets as of December 31, 2012 and 2011

			Other Postretirement
	Pension Plans		Benefit Plans
	December 31,
OPCo	2012	2011	2012	2011
	(in thousands)
Other Current Liabilities - Accrued Short-term
Benefit Liability	$(64)	$(62)	$(986)	$(991)
Employee Benefits and Pension Obligations -
Accrued Long-term Benefit Liability	(53,007)	(94,889)	(99,003)	(207,065)
Underfunded Status	$(53,071)	$(94,951)	$(99,989)	$(208,056)

Amounts Included in AOCI and Regulatory Assets as of December 31, 2012 and 2011

			Other Postretirement
OPCo	Pension Plans		Benefit Plans
	December 31,
	2012	2011	2012	2011
Components	(in thousands)
Net Actuarial Loss	$500,318	$517,180	$216,350	$231,189
Prior Service Cost (Credit)	1,282	2,025	(142,253)	(44,742)
Transition Obligation	-	-	-	104

Recorded as
Regulatory Assets	$289,931	$305,240	$19,754	$84,472
Deferred Income Taxes	74,084	74,888	19,020	35,728
Net of Tax AOCI	137,585	139,077	35,323	66,351

Components of the change in amounts included in AOCI and Regulatory Assets by Registrant Subsidiary during the years ended December 31, 2012 and 2011 are as follows:

Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$15,599	$12,905	$13,577	$(4,718)	$(3,373)
Amortization of Actuarial Loss	(20,339)	(17,569)	(30,439)	(8,206)	(8,330)
Amortization of Prior Service Credit (Cost)	(475)	(407)	(743)	948	793
Change for the Year Ended
December 31, 2012	$(5,215)	$(5,071)	$(17,605)	$(11,976)	$(10,910)

Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$33,995	$21,372	$44,976	$8,712	$8,958
Amortization of Actuarial Loss	(16,570)	(14,144)	(24,828)	(6,757)	(6,759)
Amortization of Prior Service Credit (Cost)	(917)	(744)	(1,474)	950	795
Change for the Year Ended
December 31, 2011	$16,508	$6,484	$18,674	$2,905	$2,994

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$3,084	$11,747	$(1,170)	$5,166	$11,341
Amortization of Actuarial Loss	(10,526)	(7,050)	(13,669)	(3,189)	(3,659)
Prior Service Credit	(80,528)	(78,851)	(101,384)	(35,971)	(47,309)
Amortization of Prior Service Credit	2,862	2,383	3,873	1,079	933
Amortization of Transition Obligation	(780)	(132)	(104)	-	-
Change for the Year Ended
December 31, 2012	$(85,888)	$(71,903)	$(112,454)	$(32,915)	$(38,694)

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$65,104	$46,321	$79,611	$22,147	$23,619
Amortization of Actuarial Loss	(5,839)	(3,566)	(7,298)	(1,553)	(1,785)
Prior Service Credit	(31,145)	(24,846)	(42,357)	(11,612)	(9,409)
Amortization of Prior Service Credit (Cost)	171	237	212	75	(258)
Amortization of Transition Obligation	(1,167)	(188)	(150)	-	-
Change for the Year Ended
December 31, 2011	$27,124	$17,958	$30,018	$9,057	$12,167

Pension and Other Postretirement Plans' Assets

The following tables present the classification of pension plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2012:

OPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$282,777	$-	$-	$-	$282,777	27.9%
International	107,391	-	-	-	107,391	10.5%
Real Estate Investment Trusts	19,576	-	-	-	19,576	1.9%
Common Collective Trust -
International	-	938	-	-	938	0.1%
Subtotal - Equities	409,744	938	-	-	410,682	40.4%

Fixed Income:
Common Collective Trust - Debt	-	6,858	-	-	6,858	0.7%
United States Government and
Agency Securities	-	154,630	-	-	154,630	15.2%
Corporate Debt	-	266,994	-	-	266,994	26.3%
Foreign Debt	-	42,938	-	-	42,938	4.2%
State and Local Government	-	9,506	-	-	9,506	0.9%
Other - Asset Backed	-	7,699	-	-	7,699	0.8%
Subtotal - Fixed Income	-	488,625	-	-	488,625	48.1%

Real Estate	-	-	47,464	-	47,464	4.7%

Alternative Investments	-	-	42,279	-	42,279	4.2%
Securities Lending	-	17,365	-	-	17,365	1.7%
Securities Lending Collateral (a)	-	-	-	(19,639)	(19,639)	(1.9)%

Cash and Cash Equivalents	-	27,185	-	-	27,185	2.7%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	1,154	1,154	0.1%

Total	$409,744	$534,113	$89,743	$(18,485)	$1,015,115	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following tables set forth a reconciliation of changes in the fair value of assets classified as Level 3 in the fair value hierarchy by Registrant Subsidiary for pension assets:

	Corporate	Real	Alternative	Total
OPCo	Debt	Estate	Investments	Level 3
	(in thousands)
Balance as of January 1, 2012	$1,372	$35,148	$34,505	$71,025
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	6,515	2,220	8,735
Relating to Assets Sold During the Period	(483)	-	1,077	594
Purchases and Sales	(889)	5,801	4,477	9,389
Transfers into Level 3	-	-	-	-
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2012	$-	$47,464	$42,279	$89,743

The following tables present the classification of OPEB plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2012:

OPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$98,583	$-	$-	$-	$98,583	26.9%
International	117,867	-	-	-	117,867	32.2%
Subtotal - Equities	216,450	-	-	-	216,450	59.1%

Fixed Income:
Common Collective Trust - Debt	-	16,947	-	-	16,947	4.6%
United States Government and
Agency Securities	-	19,202	-	-	19,202	5.2%
Corporate Debt	-	36,166	-	-	36,166	9.9%
Foreign Debt	-	6,113	-	-	6,113	1.7%
State and Local Government	-	1,700	-	-	1,700	0.5%
Other - Asset Backed	-	2,296	-	-	2,296	0.6%
Subtotal - Fixed Income	-	82,424	-	-	82,424	22.5%

Trust Owned Life Insurance:
International Equities	-	12,038	-	-	12,038	3.3%
United States Bonds	-	37,980	-	-	37,980	10.3%

Cash and Cash Equivalents	14,499	2,664	-	-	17,163	4.7%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	246	246	0.1%

Total	$230,949	$135,106	$-	$246	$366,301	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following tables present the classification of pension plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2011:

OPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$313,034	$-	$-	$-	$313,034	33.8%
International	85,825	-	-	-	85,825	9.3%
Real Estate Investment Trusts	22,379	-	-	-	22,379	2.4%
Common Collective Trust -
International	-	27,641	-	-	27,641	3.0%
Subtotal - Equities	421,238	27,641	-	-	448,879	48.5%

Fixed Income:
Common Collective Trust - Debt	-	5,650	-	-	5,650	0.6%
United States Government and
Agency Securities	-	121,741	-	-	121,741	13.2%
Corporate Debt	-	211,883	1,372	-	213,255	23.0%
Foreign Debt	-	41,027	-	-	41,027	4.4%
State and Local Government	-	10,341	-	-	10,341	1.1%
Other - Asset Backed	-	5,595	-	-	5,595	0.6%
Subtotal - Fixed Income	-	396,237	1,372	-	397,609	42.9%

Real Estate	-	-	35,148	-	35,148	3.8%

Alternative Investments	-	-	34,505	-	34,505	3.7%
Securities Lending	-	46,217	-	-	46,217	5.0%
Securities Lending Collateral (a)	-	-	-	(50,739)	(50,739)	(5.5)%

Cash and Cash Equivalents	-	19,964	-	-	19,964	2.2%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	(5,644)	(5,644)	(0.6)%

Total	$421,238	$490,059	$71,025	$(56,383)	$925,939	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following tables set forth a reconciliation of changes in the fair value of assets classified as Level 3 in the fair value hierarchy for pension assets by Registrant Subsidiary:

	Corporate	Real	Alternative	Total
OPCo	Debt	Estate	Investments	Level 3
		(in thousands)
Balance as of January 1, 2011	$-	$17,239	$26,933	$44,172
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	4,985	2,167	7,152
Relating to Assets Sold During the Period	-	-	744	744
Purchases and Sales	-	12,924	4,661	17,585
Transfers into Level 3	1,372	-	-	1,372
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2011	$1,372	$35,148	$34,505	$71,025

The following tables present the classification of OPEB plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2011:

OPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$76,921	$-	$-	$-	$76,921	24.7%
International	84,133	-	-	-	84,133	27.0%
Common Collective Trust -
Global	-	21,934	-	-	21,934	7.0%
Subtotal - Equities	161,054	21,934	-	-	182,988	58.7%

Fixed Income:
Common Collective Trust - Debt	-	15,310	-	-	15,310	4.9%
United States Government and
Agency Securities	-	17,870	-	-	17,870	5.7%
Corporate Debt	-	33,652	-	-	33,652	10.8%
Foreign Debt	-	7,134	-	-	7,134	2.3%
State and Local Government	-	1,861	-	-	1,861	0.6%
Other - Asset Backed	-	424	-	-	424	0.1%
Subtotal - Fixed Income	-	76,251	-	-	76,251	24.4%

Trust Owned Life Insurance:
International Equities	-	10,225	-	-	10,225	3.3%
United States Bonds	-	34,910	-	-	34,910	11.2%

Cash and Cash Equivalents	3,718	5,180	-	-	8,898	2.9%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	(1,436)	(1,436)	(0.5)%

Total	$164,772	$148,500	$-	$(1,436)	$311,836	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Determination of Pension Expense

The determination of pension expense or income is based on a market-related valuation of assets which reduces year-to-year volatility. This market-related valuation recognizes investment gains or losses over a five-year period from the year in which they occur. Investment gains or losses for this purpose are the difference between the expected return calculated using the market-related value of assets and the actual return.

Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$708,476	$603,448	$1,048,796	$269,738	$273,860
Nonqualified Pension Plans	191	200	796	1,287	1,098
Total as of December 31, 2012	$708,667	$603,648	$1,049,592	$271,025	$274,958

Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$672,967	$569,855	$1,005,608	$269,230	$269,809
Nonqualified Pension Plans	234	168	821	1,368	1,223
Total as of December 31, 2011	$673,201	$570,023	$1,006,429	$270,598	$271,032

For the underfunded pension plans that had an accumulated benefit obligation in excess of plan assets, the projected benefit obligation, accumulated benefit obligation and fair value of plan assets of these plans as of December 31, 2012 and 2011 were as follows:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$718,460	$618,973	$1,068,186	$279,685	$1,098

Accumulated Benefit Obligation	$708,667	$603,648	$1,049,592	$271,025	$1,098
Fair Value of Plan Assets	621,570	552,026	1,015,115	264,823	-
Underfunded Accumulated Benefit
Obligation as of December 31, 2012	$(87,097)	$(51,622)	$(34,477)	$(6,202)	$(1,098)

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$681,450	$581,677	$1,020,890	$277,448	$277,594

Accumulated Benefit Obligation	$673,201	$570,023	$1,006,429	$270,598	$271,032
Fair Value of Plan Assets	570,756	503,926	925,939	245,769	255,861
Underfunded Accumulated Benefit
Obligation as of December 31, 2011	$(102,445)	$(66,097)	$(80,490)	$(24,829)	$(15,171)

Estimated Future Benefit Payments and Contributions

The estimated pension benefit payments and contributions to the trust are at least the minimum amount required by the Employee Retirement Income Security Act plus payment of unfunded nonqualified benefits. For the qualified pension plan, additional discretionary contributions may also be made to maintain the funded status of the plan. For OPEB plans, expected payments include the payment of unfunded benefits. The following table provides the estimated contributions and payments by Registrant Subsidiary for 2013:

		Other Postretirement
Company	Pension Plans	Benefit Plans
	(in thousands)
APCo	$11,883	$3,079
I&M	14,867	315
OPCo	8,965	1,027
PSO	6,089	-
SWEPCo	11,345	-

The tables below reflect the total benefits expected to be paid from the plan or from the Registrant Subsidiary's assets. The payments include the participants' contributions to the plan for their share of the cost. In November 2012, changes to the retiree medical coverage were announced. Effective for retirements after December 2012, contributions to retiree medical coverage will be capped reducing exposure to future medical cost inflation. Effective for employees hired after December 2013, retiree medical coverage will not be provided. In December 2011, the prescription drug plan was amended for certain participants. The impact of the changes is reflected in the Benefit Plan Obligation tables as plan amendments. Future benefit payments are dependent on the number of employees retiring, whether the retiring employees elect to receive pension benefits as annuities or as lump sum distributions, future integration of the benefit plans with changes to Medicare and other legislation, future levels of interest rates and variances in actuarial results. The estimated payments for the pension benefits and OPEB are as follows:

Pension Plans	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$45,750	$36,365	$72,470	$20,560	$21,004
2014	47,455	36,958	73,771	21,772	22,223
2015	46,625	38,694	73,945	22,310	22,352
2016	47,604	39,469	75,347	22,297	22,278
2017	48,367	40,350	75,575	22,347	23,162
Years 2018 to 2022, in Total	245,312	213,444	370,934	110,866	114,257

Other Postretirement Benefit Plans:
Benefit Payments	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$26,427	$17,092	$34,561	$7,821	$8,143
2014	27,549	17,999	35,532	8,169	8,748
2015	28,553	19,150	36,755	8,676	9,233
2016	29,738	20,468	38,435	9,239	9,879
2017	30,834	21,549	39,543	9,712	10,582
Years 2018 to 2022, in Total	172,977	127,047	224,357	56,882	64,145

Other Postretirement Benefit Plans:
Medicare Subsidy Receipts	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$243	$25	$41	$-	$-
2014	257	24	47	-	-
2015	269	23	58	-	-
2016	278	23	65	-	-
2017	283	22	76	-	-
Years 2018 to 2022, in Total	1,452	97	599	-	-

Components of Net Periodic Benefit Cost

The following tables provide the components of net periodic benefit cost by Registrant Subsidiary for the years ended December 31, 2012, 2011 and 2010:

				Other Postretirement
OPCo	Pension Plans			Benefit Plans
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010
	(in thousands)
Service Cost	$11,003	$10,230	$17,254	$8,748	$7,827	$8,187
Interest Cost	45,194	48,350	51,900	24,189	25,497	26,498
Expected Return on Plan Assets	(68,401)	(65,464)	(69,077)	(22,555)	(24,514)	(24,092)
Curtailment	-	-	-	-	605	-
Amortization of Transition Obligation	-	-	-	104	150	6,642
Amortization of Prior Service Cost (Credit)	743	1,474	1,474	(3,873)	(212)	-
Amortization of Net Actuarial Loss	30,439	24,828	18,150	13,669	7,298	6,877
Net Periodic Benefit Cost	18,978	19,418	19,701	20,282	16,651	24,112
Capitalized Portion	(7,060)	(6,932)	(6,843)	(7,545)	(5,944)	(8,334)
Net Periodic Benefit Cost Recognized as
Expense	$11,918	$12,486	$12,858	$12,737	$10,707	$15,778

Estimated amounts expected to be amortized to net periodic benefit costs (credits) and the impact on each Registrant Subsidiary's balance sheet during 2013 are shown in the following tables:

	APCo	I&M	OPCo	PSO	SWEPCo
Pension Plan - Components	(in thousands)
Net Actuarial Loss	$24,305	$20,939	$36,137	$9,464	$9,662
Prior Service Cost	198	195	283	297	350
Total Estimated 2013 Amortization	$24,503	$21,134	$36,420	$9,761	$10,012

Pension Plans -
Expected to be Recorded as
Regulatory Asset	$24,367	$19,852	$19,387	$9,761	$10,012
Deferred Income Taxes	48	449	5,962	-	-
Net of Tax AOCI	88	833	11,071	-	-
Total	$24,503	$21,134	$36,420	$9,761	$10,012

	APCo	I&M	OPCo	PSO	SWEPCo
Other Postretirement Benefit Plans -	(in thousands)
Components
Net Actuarial Loss	$12,114	$7,624	$16,198	$3,480	$3,838
Prior Service Credit	(10,050)	(9,421)	(12,922)	(4,290)	(5,155)
Total Estimated 2013 Amortization	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

Other Postretirement Benefit Plans - Expected to be Recorded as
Regulatory Asset	$99	$(1,767)	$599	$(810)	$(899)
Deferred Income Taxes	688	(10)	937	-	(146)
Net of Tax AOCI	1,277	(20)	1,740	-	(272)
Total	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

American Electric Power System Retirement Savings Plans

The Registrant Subsidiaries participate in an AEP sponsored defined contribution retirement savings plan, the American Electric Power System Retirement Savings Plan, for substantially all employees who are not members of the United Mine Workers of America (UMWA). This qualified plan offers participants an opportunity to contribute a portion of their pay, includes features under Section 401(k) of the Internal Revenue Code and provides for company matching contributions. The matching contributions to the plan are 100% of the first 1% of eligible employee contributions and 70% of the next 5% of contributions.

The following table provides the cost for matching contributions to the retirement savings plans by Registrant Subsidiary for the years ended December 31, 2012, 2011 and 2010:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$7,579	$7,432	$7,284
I&M	9,706	9,541	8,969
OPCo	10,798	10,166	9,706
PSO	3,732	3,626	3,505
SWEPCo	4,890	4,438	3,866

UMWA Benefits

APCo, I&M and OPCo provide UMWA pension, health and welfare benefits for certain unionized mining employees, retirees and their survivors who meet eligibility requirements. UMWA trustees make final interpretive determinations with regard to all benefits. The pension benefits are administered by UMWA trustees and contributions are made to their trust funds. APCo, I&M and OPCo administer the health and welfare benefits and pay them from their general assets.

The UMWA pension benefits are administered through a multiemployer plan that is different from single-employer plans as an employer's contributions may be used to provide benefits to employees of other participating employers. Required contributions not made by an employer may result in other employers bearing the unfunded plan obligations, while a withdrawing employer may be subject to a withdrawal liability. UMWA pension benefits are provided through the United Mine Workers of America 1974 Pension Plan (Employer Identification Number: 52-1050282, Plan Number 002), which under the Pension Protection Act of 2006 (PPA) was in Seriously Endangered Status for the plan years ending June 30, 2012 and 2011, without utilization of extended amortization provisions. The Plan adopted a funding improvement plan in May 2012, as required under the PPA. Contributions in 2012, 2011 and 2010 were made under a collective bargaining agreement that is scheduled to expire December 31, 2013, were immaterial and represent less than 5% of the total contributions in the plan's latest annual report for the years ended June 30, 2012, 2011 and 2010. The contributions did not include a surcharge. There are no minimum contributions for future years.

Public Service Co of Oklahoma [Member]
Benefit Plans

6. BENEFIT PLANS

For a discussion of investment strategy, investment limitations, target asset allocations and the classification of investments within the fair value hierarchy, see “Investments Held in Trust for Future Liabilities” and “Fair Value Measurements of Assets and Liabilities” sections of Note 1.

The Registrant Subsidiaries participate in an AEP sponsored qualified pension plan and two unfunded nonqualified pension plans. Substantially all employees are covered by the qualified plan or both the qualified and a nonqualified pension plan. The Registrant Subsidiaries also participate in OPEB plans sponsored by AEP to provide health and life insurance benefits for retired employees.

Due to the Registrant Subsidiaries' participation in AEP's benefits plans, the assumptions used by the actuary and the accounting for the plans by each subsidiary are the same. This section details the assumptions that apply to all Registrant Subsidiaries and the rate of compensation increase for each subsidiary.

The Registrant Subsidiaries recognize the funded status associated with defined benefit pension and OPEB plans in their balance sheets. Disclosures about the plans are required by the “Compensation – Retirement Benefits” accounting guidance. The Registrant Subsidiaries recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of other comprehensive income, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. The Registrant Subsidiaries record a regulatory asset instead of other comprehensive income for qualifying benefit costs of regulated operations that for ratemaking purposes are deferred for future recovery. The cumulative funded status adjustment is equal to the remaining unrecognized deferrals for unamortized actuarial losses or gains, prior service costs and transition obligations, such that remaining deferred costs result in an AOCI equity reduction or regulatory asset and deferred gains result in an AOCI equity addition or regulatory liability.

Actuarial Assumptions for Benefit Obligations

The weighted-average assumptions as of December 31 of each year used in the measurement of the Registrant Subsidiaries' benefit obligations are shown in the following tables:

			Other Postretirement
	Pension Plans		Benefit Plans
Assumption	2012	2011	2012	2011
Discount Rate	3.95%	4.55%	3.95%	4.75%

	Pension Plans
Assumption - Rate of Compensation Increase (a)	2012	2011
APCo	4.70%	4.65%
I&M	5.00%	4.90%
OPCo	5.00%	4.95%
PSO	4.90%	4.85%
SWEPCo	4.75%	4.70%

(a)       Rates are for base pay only. In addition, an amount is added to reflect target incentive compensation for exempt employees and overtime and incentive pay for nonexempt employees.

A duration-based method is used to determine the discount rate for the plans. A hypothetical portfolio of high quality corporate bonds is constructed with cash flows matching the benefit plan liability. The composite yield on the hypothetical bond portfolio is used as the discount rate for the plan. The discount rate is the same for each Registrant Subsidiary.

For 2012, the rate of compensation increase assumed varies with the age of the employee, ranging from 3.5% per year to 11.5% per year, with the average increase shown in the table above. The compensation increase rates reflect variations in each Registrant Subsidiary's population participating in the pension plan.

Actuarial Assumptions for Net Periodic Benefit Costs

The weighted-average assumptions as of January 1 of each year used in the measurement of each Registrant Subsidiary's benefit costs are shown in the following tables:

				Other Postretirement
	Pension Plans			Benefit Plans
Assumptions	2012	2011	2010	2012	2011	2010
Discount Rate	4.55%	5.05%	5.60%	4.75%	5.25%	5.85%
Expected Return on Plan Assets	7.25%	7.75%	8.00%	7.25%	7.50%	8.00%

	Pension Plans
Assumption - Rate of Compensation Increase	2012	2011	2010
APCo	4.70%	4.65%	4.35%
I&M	5.00%	4.90%	4.55%
OPCo	5.00%	4.95%	4.70%
PSO	4.90%	4.85%	4.60%
SWEPCo	4.75%	4.70%	4.45%

The expected return on plan assets was determined by evaluating historical returns, the current investment climate (yield on fixed income securities and other recent investment market indicators), rate of inflation and current prospects for economic growth. The expected return on plan assets is the same for each Registrant Subsidiary.

The health care trend rate assumptions as of January 1 of each year used for OPEB plans measurement purposes are shown below:

Health Care Trend Rates	2012	2011
Initial	7.00%	7.50%
Ultimate	5.00%	5.00%
Year Ultimate Reached	2020	2016

Assumed health care cost trend rates have a significant effect on the amounts reported for the OPEB health care plans. A 1% change in assumed health care cost trend rates would have the following effects:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Effect on Total Service and Interest Cost
Components of Net Periodic Postretirement
Health Care Benefit Cost:
1% Increase	$3,845	$3,017	$5,347	$1,336	$1,547
1% Decrease	(3,029)	(2,390)	(4,206)	(1,059)	(1,227)

Effect on the Health Care Component of the
Accumulated Postretirement Benefit
Obligation:
1% Increase	$26,416	$12,592	$34,018	$5,447	$6,008
1% Decrease	(20,173)	(9,529)	(25,950)	(4,113)	(4,537)

Significant Concentrations of Risk within Plan Assets

In addition to establishing the target asset allocation of plan assets, the investment policy also places restrictions on securities to limit significant concentrations within plan assets. The investment policy establishes guidelines that govern maximum market exposure, security restrictions, prohibited asset classes, prohibited types of transactions, minimum credit quality, average portfolio credit quality, portfolio duration and concentration limits. The guidelines were established to mitigate the risk of loss due to significant concentrations in any investment. Management monitors the plans to control security diversification and ensure compliance with the investment policy. As of December 31, 2012, the assets were invested in compliance with all investment limits. See “Investments Held in Trust for Future Liabilities” section of Note 1 for limit details.

Benefit Plan Obligations, Plan Assets and Funded Status as of December 31, 2012 and 2011

The following tables provide a reconciliation of the changes in the plans' benefit obligations, fair value of plan assets and funded status as of December 31. The benefit obligation for the defined benefit pension and OPEB plans are the projected benefit obligation and the accumulated benefit obligation, respectively.

PSO			Other Postretirement
	Pension Plans		Benefit Plans
	2012	2011	2012	2011
Change in Benefit Obligation	(in thousands)
Benefit Obligation as of January 1	$277,448	$268,180	$125,164	$116,935
Service Cost	5,951	5,760	2,836	2,621
Interest Cost	12,301	13,285	5,797	6,046
Actuarial Loss	6,128	7,679	7,511	16,705
Plan Amendment Prior Service Credit	-	-	(35,971)	(11,612)
Benefit Payments	(22,143)	(17,456)	(8,363)	(8,110)
Participant Contributions	-	-	2,024	1,926
Medicare Subsidy	-	-	682	653
Benefit Obligation as of December 31	$279,685	$277,448	$99,680	$125,164

Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	$245,769	$213,576	$83,090	$83,917
Actual Gain on Plan Assets	28,861	16,430	8,089	646
Company Contributions	12,336	33,219	5,681	4,711
Participant Contributions	-	-	2,024	1,926
Benefit Payments	(22,143)	(17,456)	(8,363)	(8,110)
Fair Value of Plan Assets as of December 31	$264,823	$245,769	$90,521	$83,090

Underfunded Status as of December 31	$(14,862)	$(31,679)	$(9,159)	$(42,074)

Amounts Recognized on the Registrant Subsidiaries' Balance Sheets as of December 31, 2012 and 2011

			Other Postretirement
	Pension Plans		Benefit Plans
	December 31,
PSO	2012	2011	2012	2011
	(in thousands)
Other Current Liabilities - Accrued Short-term
Benefit Liability	$(89)	$(88)	$-	$-
Employee Benefits and Pension Obligations -
Accrued Long-term Benefit Liability	(14,773)	(31,591)	(9,159)	(42,074)
Underfunded Status	$(14,862)	$(31,679)	$(9,159)	$(42,074)

Amounts Included in AOCI and Regulatory Assets as of December 31, 2012 and 2011

			Other Postretirement
PSO	Pension Plans		Benefit Plans
	December 31,
	2012	2011	2012	2011
Components	(in thousands)
Net Actuarial Loss	$123,132	$136,056	$56,493	$54,516
Prior Service Cost (Credit)	1,129	181	(47,350)	(12,458)

Recorded as
Regulatory Assets	$124,261	$136,237	$9,143	$42,058

Components of the change in amounts included in AOCI and Regulatory Assets by Registrant Subsidiary during the years ended December 31, 2012 and 2011 are as follows:

Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$15,599	$12,905	$13,577	$(4,718)	$(3,373)
Amortization of Actuarial Loss	(20,339)	(17,569)	(30,439)	(8,206)	(8,330)
Amortization of Prior Service Credit (Cost)	(475)	(407)	(743)	948	793
Change for the Year Ended
December 31, 2012	$(5,215)	$(5,071)	$(17,605)	$(11,976)	$(10,910)

Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$33,995	$21,372	$44,976	$8,712	$8,958
Amortization of Actuarial Loss	(16,570)	(14,144)	(24,828)	(6,757)	(6,759)
Amortization of Prior Service Credit (Cost)	(917)	(744)	(1,474)	950	795
Change for the Year Ended
December 31, 2011	$16,508	$6,484	$18,674	$2,905	$2,994

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$3,084	$11,747	$(1,170)	$5,166	$11,341
Amortization of Actuarial Loss	(10,526)	(7,050)	(13,669)	(3,189)	(3,659)
Prior Service Credit	(80,528)	(78,851)	(101,384)	(35,971)	(47,309)
Amortization of Prior Service Credit	2,862	2,383	3,873	1,079	933
Amortization of Transition Obligation	(780)	(132)	(104)	-	-
Change for the Year Ended
December 31, 2012	$(85,888)	$(71,903)	$(112,454)	$(32,915)	$(38,694)

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$65,104	$46,321	$79,611	$22,147	$23,619
Amortization of Actuarial Loss	(5,839)	(3,566)	(7,298)	(1,553)	(1,785)
Prior Service Credit	(31,145)	(24,846)	(42,357)	(11,612)	(9,409)
Amortization of Prior Service Credit (Cost)	171	237	212	75	(258)
Amortization of Transition Obligation	(1,167)	(188)	(150)	-	-
Change for the Year Ended
December 31, 2011	$27,124	$17,958	$30,018	$9,057	$12,167

Pension and Other Postretirement Plans' Assets

The following tables present the classification of pension plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2012:

PSO
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$73,770	$-	$-	$-	$73,770	27.9%
International	28,016	-	-	-	28,016	10.5%
Real Estate Investment Trusts	5,107	-	-	-	5,107	1.9%
Common Collective Trust -
International	-	245	-	-	245	0.1%
Subtotal - Equities	106,893	245	-	-	107,138	40.4%

Fixed Income:
Common Collective Trust - Debt	-	1,789	-	-	1,789	0.7%
United States Government and
Agency Securities	-	40,340	-	-	40,340	15.2%
Corporate Debt	-	69,653	-	-	69,653	26.3%
Foreign Debt	-	11,202	-	-	11,202	4.2%
State and Local Government	-	2,480	-	-	2,480	0.9%
Other - Asset Backed	-	2,009	-	-	2,009	0.8%
Subtotal - Fixed Income	-	127,473	-	-	127,473	48.1%

Real Estate	-	-	12,382	-	12,382	4.7%

Alternative Investments	-	-	11,030	-	11,030	4.2%
Securities Lending	-	4,530	-	-	4,530	1.7%
Securities Lending Collateral (a)	-	-	-	(5,123)	(5,123)	(1.9)%

Cash and Cash Equivalents	-	7,092	-	-	7,092	2.7%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	301	301	0.1%

Total	$106,893	$139,340	$23,412	$(4,822)	$264,823	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following tables set forth a reconciliation of changes in the fair value of assets classified as Level 3 in the fair value hierarchy by Registrant Subsidiary for pension assets:

	Corporate	Real	Alternative	Total
PSO	Debt	Estate	Investments	Level 3
	(in thousands)
Balance as of January 1, 2012	$364	$9,329	$9,159	$18,852
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	1,615	534	2,149
Relating to Assets Sold During the Period	(128)	-	259	131
Purchases and Sales	(236)	1,438	1,078	2,280
Transfers into Level 3	-	-	-	-
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2012	$-	$12,382	$11,030	$23,412

The following tables present the classification of OPEB plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2012:

PSO
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$24,362	$-	$-	$-	$24,362	26.9%
International	29,128	-	-	-	29,128	32.2%
Subtotal - Equities	53,490	-	-	-	53,490	59.1%

Fixed Income:
Common Collective Trust - Debt	-	4,188	-	-	4,188	4.6%
United States Government and
Agency Securities	-	4,745	-	-	4,745	5.2%
Corporate Debt	-	8,937	-	-	8,937	9.9%
Foreign Debt	-	1,511	-	-	1,511	1.7%
State and Local Government	-	420	-	-	420	0.5%
Other - Asset Backed	-	567	-	-	567	0.6%
Subtotal - Fixed Income	-	20,368	-	-	20,368	22.5%

Trust Owned Life Insurance:
International Equities	-	2,975	-	-	2,975	3.3%
United States Bonds	-	9,386	-	-	9,386	10.3%

Cash and Cash Equivalents	3,583	658	-	-	4,241	4.7%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	61	61	0.1%

Total	$57,073	$33,387	$-	$61	$90,521	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following tables present the classification of pension plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2011:

PSO
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$83,086	$-	$-	$-	$83,086	33.8%
International	22,781	-	-	-	22,781	9.3%
Real Estate Investment Trusts	5,940	-	-	-	5,940	2.4%
Common Collective Trust -
International	-	7,337	-	-	7,337	3.0%
Subtotal - Equities	111,807	7,337	-	-	119,144	48.5%

Fixed Income:
Common Collective Trust - Debt	-	1,500	-	-	1,500	0.6%
United States Government and
Agency Securities	-	32,313	-	-	32,313	13.2%
Corporate Debt	-	56,239	364	-	56,603	23.0%
Foreign Debt	-	10,890	-	-	10,890	4.4%
State and Local Government	-	2,745	-	-	2,745	1.1%
Other - Asset Backed	-	1,485	-	-	1,485	0.6%
Subtotal - Fixed Income	-	105,172	364	-	105,536	42.9%

Real Estate	-	-	9,329	-	9,329	3.8%

Alternative Investments	-	-	9,159	-	9,159	3.7%
Securities Lending	-	12,267	-	-	12,267	5.0%
Securities Lending Collateral (a)	-	-	-	(13,467)	(13,467)	(5.5)%

Cash and Cash Equivalents	-	5,299	-	-	5,299	2.2%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	(1,498)	(1,498)	(0.6)%

Total	$111,807	$130,075	$18,852	$(14,965)	$245,769	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following tables set forth a reconciliation of changes in the fair value of assets classified as Level 3 in the fair value hierarchy for pension assets by Registrant Subsidiary:

	Corporate	Real	Alternative	Total
PSO	Debt	Estate	Investments	Level 3
		(in thousands)
Balance as of January 1, 2011	$-	$4,606	$7,197	$11,803
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	1,314	561	1,875
Relating to Assets Sold During the Period	-	-	193	193
Purchases and Sales	-	3,409	1,208	4,617
Transfers into Level 3	364	-	-	364
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2011	$364	$9,329	$9,159	$18,852

The following tables present the classification of OPEB plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2011:

PSO
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$20,497	$-	$-	$-	$20,497	24.7%
International	22,417	-	-	-	22,417	27.0%
Common Collective Trust -
Global	-	5,844	-	-	5,844	7.0%
Subtotal - Equities	42,914	5,844	-	-	48,758	58.7%

Fixed Income:
Common Collective Trust - Debt	-	4,079	-	-	4,079	4.9%
United States Government and
Agency Securities	-	4,762	-	-	4,762	5.7%
Corporate Debt	-	8,967	-	-	8,967	10.8%
Foreign Debt	-	1,901	-	-	1,901	2.3%
State and Local Government	-	496	-	-	496	0.6%
Other - Asset Backed	-	113	-	-	113	0.1%
Subtotal - Fixed Income	-	20,318	-	-	20,318	24.4%

Trust Owned Life Insurance:
International Equities	-	2,724	-	-	2,724	3.3%
United States Bonds	-	9,302	-	-	9,302	11.2%

Cash and Cash Equivalents	991	1,380	-	-	2,371	2.9%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	(383)	(383)	(0.5)%

Total	$43,905	$39,568	$-	$(383)	$83,090	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Determination of Pension Expense

The determination of pension expense or income is based on a market-related valuation of assets which reduces year-to-year volatility. This market-related valuation recognizes investment gains or losses over a five-year period from the year in which they occur. Investment gains or losses for this purpose are the difference between the expected return calculated using the market-related value of assets and the actual return.

Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$708,476	$603,448	$1,048,796	$269,738	$273,860
Nonqualified Pension Plans	191	200	796	1,287	1,098
Total as of December 31, 2012	$708,667	$603,648	$1,049,592	$271,025	$274,958

Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$672,967	$569,855	$1,005,608	$269,230	$269,809
Nonqualified Pension Plans	234	168	821	1,368	1,223
Total as of December 31, 2011	$673,201	$570,023	$1,006,429	$270,598	$271,032

For the underfunded pension plans that had an accumulated benefit obligation in excess of plan assets, the projected benefit obligation, accumulated benefit obligation and fair value of plan assets of these plans as of December 31, 2012 and 2011 were as follows:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$718,460	$618,973	$1,068,186	$279,685	$1,098

Accumulated Benefit Obligation	$708,667	$603,648	$1,049,592	$271,025	$1,098
Fair Value of Plan Assets	621,570	552,026	1,015,115	264,823	-
Underfunded Accumulated Benefit
Obligation as of December 31, 2012	$(87,097)	$(51,622)	$(34,477)	$(6,202)	$(1,098)

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$681,450	$581,677	$1,020,890	$277,448	$277,594

Accumulated Benefit Obligation	$673,201	$570,023	$1,006,429	$270,598	$271,032
Fair Value of Plan Assets	570,756	503,926	925,939	245,769	255,861
Underfunded Accumulated Benefit
Obligation as of December 31, 2011	$(102,445)	$(66,097)	$(80,490)	$(24,829)	$(15,171)

Estimated Future Benefit Payments and Contributions

The estimated pension benefit payments and contributions to the trust are at least the minimum amount required by the Employee Retirement Income Security Act plus payment of unfunded nonqualified benefits. For the qualified pension plan, additional discretionary contributions may also be made to maintain the funded status of the plan. For OPEB plans, expected payments include the payment of unfunded benefits. The following table provides the estimated contributions and payments by Registrant Subsidiary for 2013:

		Other Postretirement
Company	Pension Plans	Benefit Plans
	(in thousands)
APCo	$11,883	$3,079
I&M	14,867	315
OPCo	8,965	1,027
PSO	6,089	-
SWEPCo	11,345	-

The tables below reflect the total benefits expected to be paid from the plan or from the Registrant Subsidiary's assets. The payments include the participants' contributions to the plan for their share of the cost. In November 2012, changes to the retiree medical coverage were announced. Effective for retirements after December 2012, contributions to retiree medical coverage will be capped reducing exposure to future medical cost inflation. Effective for employees hired after December 2013, retiree medical coverage will not be provided. In December 2011, the prescription drug plan was amended for certain participants. The impact of the changes is reflected in the Benefit Plan Obligation tables as plan amendments. Future benefit payments are dependent on the number of employees retiring, whether the retiring employees elect to receive pension benefits as annuities or as lump sum distributions, future integration of the benefit plans with changes to Medicare and other legislation, future levels of interest rates and variances in actuarial results. The estimated payments for the pension benefits and OPEB are as follows:

Pension Plans	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$45,750	$36,365	$72,470	$20,560	$21,004
2014	47,455	36,958	73,771	21,772	22,223
2015	46,625	38,694	73,945	22,310	22,352
2016	47,604	39,469	75,347	22,297	22,278
2017	48,367	40,350	75,575	22,347	23,162
Years 2018 to 2022, in Total	245,312	213,444	370,934	110,866	114,257

Other Postretirement Benefit Plans:
Benefit Payments	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$26,427	$17,092	$34,561	$7,821	$8,143
2014	27,549	17,999	35,532	8,169	8,748
2015	28,553	19,150	36,755	8,676	9,233
2016	29,738	20,468	38,435	9,239	9,879
2017	30,834	21,549	39,543	9,712	10,582
Years 2018 to 2022, in Total	172,977	127,047	224,357	56,882	64,145

Other Postretirement Benefit Plans:
Medicare Subsidy Receipts	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$243	$25	$41	$-	$-
2014	257	24	47	-	-
2015	269	23	58	-	-
2016	278	23	65	-	-
2017	283	22	76	-	-
Years 2018 to 2022, in Total	1,452	97	599	-	-

Components of Net Periodic Benefit Cost

The following tables provide the components of net periodic benefit cost by Registrant Subsidiary for the years ended December 31, 2012, 2011 and 2010:

				Other Postretirement
PSO	Pension Plans			Benefit Plans
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010
	(in thousands)
Service Cost	$5,951	$5,760	$6,052	$2,836	$2,621	$2,815
Interest Cost	12,301	13,285	14,888	5,797	6,046	6,360
Expected Return on Plan Assets	(18,015)	(17,464)	(19,739)	(5,922)	(6,264)	(6,110)
Amortization of Transition Obligation	-	-	-	-	-	2,805
Amortization of Prior Service Credit	(948)	(950)	(950)	(1,079)	(75)	-
Amortization of Net Actuarial Loss	8,206	6,757	5,188	3,189	1,553	1,573
Net Periodic Benefit Cost	7,495	7,388	5,439	4,821	3,881	7,443
Capitalized Portion	(2,533)	(2,379)	(1,806)	(1,629)	(1,249)	(2,471)
Net Periodic Benefit Cost Recognized as
Expense	$4,962	$5,009	$3,633	$3,192	$2,632	$4,972

Estimated amounts expected to be amortized to net periodic benefit costs (credits) and the impact on each Registrant Subsidiary's balance sheet during 2013 are shown in the following tables:

	APCo	I&M	OPCo	PSO	SWEPCo
Pension Plan - Components	(in thousands)
Net Actuarial Loss	$24,305	$20,939	$36,137	$9,464	$9,662
Prior Service Cost	198	195	283	297	350
Total Estimated 2013 Amortization	$24,503	$21,134	$36,420	$9,761	$10,012

Pension Plans -
Expected to be Recorded as
Regulatory Asset	$24,367	$19,852	$19,387	$9,761	$10,012
Deferred Income Taxes	48	449	5,962	-	-
Net of Tax AOCI	88	833	11,071	-	-
Total	$24,503	$21,134	$36,420	$9,761	$10,012

	APCo	I&M	OPCo	PSO	SWEPCo
Other Postretirement Benefit Plans -	(in thousands)
Components
Net Actuarial Loss	$12,114	$7,624	$16,198	$3,480	$3,838
Prior Service Credit	(10,050)	(9,421)	(12,922)	(4,290)	(5,155)
Total Estimated 2013 Amortization	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

Other Postretirement Benefit Plans - Expected to be Recorded as
Regulatory Asset	$99	$(1,767)	$599	$(810)	$(899)
Deferred Income Taxes	688	(10)	937	-	(146)
Net of Tax AOCI	1,277	(20)	1,740	-	(272)
Total	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

American Electric Power System Retirement Savings Plans

The Registrant Subsidiaries participate in an AEP sponsored defined contribution retirement savings plan, the American Electric Power System Retirement Savings Plan, for substantially all employees who are not members of the United Mine Workers of America (UMWA). This qualified plan offers participants an opportunity to contribute a portion of their pay, includes features under Section 401(k) of the Internal Revenue Code and provides for company matching contributions. The matching contributions to the plan are 100% of the first 1% of eligible employee contributions and 70% of the next 5% of contributions.

The following table provides the cost for matching contributions to the retirement savings plans by Registrant Subsidiary for the years ended December 31, 2012, 2011 and 2010:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$7,579	$7,432	$7,284
I&M	9,706	9,541	8,969
OPCo	10,798	10,166	9,706
PSO	3,732	3,626	3,505
SWEPCo	4,890	4,438	3,866

Southwestern Electric Power Co [Member]
Benefit Plans

6. BENEFIT PLANS

For a discussion of investment strategy, investment limitations, target asset allocations and the classification of investments within the fair value hierarchy, see “Investments Held in Trust for Future Liabilities” and “Fair Value Measurements of Assets and Liabilities” sections of Note 1.

The Registrant Subsidiaries participate in an AEP sponsored qualified pension plan and two unfunded nonqualified pension plans. Substantially all employees are covered by the qualified plan or both the qualified and a nonqualified pension plan. The Registrant Subsidiaries also participate in OPEB plans sponsored by AEP to provide health and life insurance benefits for retired employees.

Due to the Registrant Subsidiaries' participation in AEP's benefits plans, the assumptions used by the actuary and the accounting for the plans by each subsidiary are the same. This section details the assumptions that apply to all Registrant Subsidiaries and the rate of compensation increase for each subsidiary.

The Registrant Subsidiaries recognize the funded status associated with defined benefit pension and OPEB plans in their balance sheets. Disclosures about the plans are required by the “Compensation – Retirement Benefits” accounting guidance. The Registrant Subsidiaries recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of other comprehensive income, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. The Registrant Subsidiaries record a regulatory asset instead of other comprehensive income for qualifying benefit costs of regulated operations that for ratemaking purposes are deferred for future recovery. The cumulative funded status adjustment is equal to the remaining unrecognized deferrals for unamortized actuarial losses or gains, prior service costs and transition obligations, such that remaining deferred costs result in an AOCI equity reduction or regulatory asset and deferred gains result in an AOCI equity addition or regulatory liability.

Actuarial Assumptions for Benefit Obligations

The weighted-average assumptions as of December 31 of each year used in the measurement of the Registrant Subsidiaries' benefit obligations are shown in the following tables:

			Other Postretirement
	Pension Plans		Benefit Plans
Assumption	2012	2011	2012	2011
Discount Rate	3.95%	4.55%	3.95%	4.75%

	Pension Plans
Assumption - Rate of Compensation Increase (a)	2012	2011
APCo	4.70%	4.65%
I&M	5.00%	4.90%
OPCo	5.00%	4.95%
PSO	4.90%	4.85%
SWEPCo	4.75%	4.70%

(a)       Rates are for base pay only. In addition, an amount is added to reflect target incentive compensation for exempt employees and overtime and incentive pay for nonexempt employees.

A duration-based method is used to determine the discount rate for the plans. A hypothetical portfolio of high quality corporate bonds is constructed with cash flows matching the benefit plan liability. The composite yield on the hypothetical bond portfolio is used as the discount rate for the plan. The discount rate is the same for each Registrant Subsidiary.

For 2012, the rate of compensation increase assumed varies with the age of the employee, ranging from 3.5% per year to 11.5% per year, with the average increase shown in the table above. The compensation increase rates reflect variations in each Registrant Subsidiary's population participating in the pension plan.

Actuarial Assumptions for Net Periodic Benefit Costs

The weighted-average assumptions as of January 1 of each year used in the measurement of each Registrant Subsidiary's benefit costs are shown in the following tables:

				Other Postretirement
	Pension Plans			Benefit Plans
Assumptions	2012	2011	2010	2012	2011	2010
Discount Rate	4.55%	5.05%	5.60%	4.75%	5.25%	5.85%
Expected Return on Plan Assets	7.25%	7.75%	8.00%	7.25%	7.50%	8.00%

	Pension Plans
Assumption - Rate of Compensation Increase	2012	2011	2010
APCo	4.70%	4.65%	4.35%
I&M	5.00%	4.90%	4.55%
OPCo	5.00%	4.95%	4.70%
PSO	4.90%	4.85%	4.60%
SWEPCo	4.75%	4.70%	4.45%

The expected return on plan assets was determined by evaluating historical returns, the current investment climate (yield on fixed income securities and other recent investment market indicators), rate of inflation and current prospects for economic growth. The expected return on plan assets is the same for each Registrant Subsidiary.

The health care trend rate assumptions as of January 1 of each year used for OPEB plans measurement purposes are shown below:

Health Care Trend Rates	2012	2011
Initial	7.00%	7.50%
Ultimate	5.00%	5.00%
Year Ultimate Reached	2020	2016

Assumed health care cost trend rates have a significant effect on the amounts reported for the OPEB health care plans. A 1% change in assumed health care cost trend rates would have the following effects:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Effect on Total Service and Interest Cost
Components of Net Periodic Postretirement
Health Care Benefit Cost:
1% Increase	$3,845	$3,017	$5,347	$1,336	$1,547
1% Decrease	(3,029)	(2,390)	(4,206)	(1,059)	(1,227)

Effect on the Health Care Component of the
Accumulated Postretirement Benefit
Obligation:
1% Increase	$26,416	$12,592	$34,018	$5,447	$6,008
1% Decrease	(20,173)	(9,529)	(25,950)	(4,113)	(4,537)

Significant Concentrations of Risk within Plan Assets

In addition to establishing the target asset allocation of plan assets, the investment policy also places restrictions on securities to limit significant concentrations within plan assets. The investment policy establishes guidelines that govern maximum market exposure, security restrictions, prohibited asset classes, prohibited types of transactions, minimum credit quality, average portfolio credit quality, portfolio duration and concentration limits. The guidelines were established to mitigate the risk of loss due to significant concentrations in any investment. Management monitors the plans to control security diversification and ensure compliance with the investment policy. As of December 31, 2012, the assets were invested in compliance with all investment limits. See “Investments Held in Trust for Future Liabilities” section of Note 1 for limit details.

Benefit Plan Obligations, Plan Assets and Funded Status as of December 31, 2012 and 2011

The following tables provide a reconciliation of the changes in the plans' benefit obligations, fair value of plan assets and funded status as of December 31. The benefit obligation for the defined benefit pension and OPEB plans are the projected benefit obligation and the accumulated benefit obligation, respectively.

SWEPCo			Other Postretirement
	Pension Plans		Benefit Plans
	2012	2011	2012	2011
Change in Benefit Obligation	(in thousands)
Benefit Obligation as of January 1	$277,594	$267,206	$145,160	$129,726
Service Cost	7,099	6,573	3,324	3,029
Interest Cost	12,537	13,331	6,673	6,969
Actuarial Loss	9,752	7,861	7,885	24,547
Plan Amendment Prior Service Credit	-	-	(47,309)	(13,534)
Benefit Payments	(21,422)	(17,377)	(8,610)	(8,226)
Participant Contributions	-	-	2,189	2,041
Medicare Subsidy	-	-	636	608
Benefit Obligation as of December 31	$285,560	$277,594	$109,948	$145,160

Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	$255,861	$224,618	$96,364	$93,097
Actual Gain on Plan Assets	31,992	17,283	3,143	3,797
Company Contributions	13,268	31,337	6,760	5,655
Participant Contributions	-	-	2,189	2,041
Benefit Payments	(21,422)	(17,377)	(8,610)	(8,226)
Fair Value of Plan Assets as of December 31	$279,699	$255,861	$99,846	$96,364

Underfunded Status as of December 31	$(5,861)	$(21,733)	$(10,102)	$(48,796)

Amounts Recognized on the Registrant Subsidiaries' Balance Sheets as of December 31, 2012 and 2011

			Other Postretirement
	Pension Plans		Benefit Plans
	December 31,
SWEPCo	2012	2011	2012	2011
	(in thousands)
Other Current Liabilities - Accrued Short-term
Benefit Liability	$(80)	$(78)	$-	$-
Employee Benefits and Pension Obligations -
Accrued Long-term Benefit Liability	(5,781)	(21,655)	(10,102)	(48,796)
Underfunded Status	$(5,861)	$(21,733)	$(10,102)	$(48,796)

Amounts Included in AOCI and Regulatory Assets as of December 31, 2012 and 2011

			Other Postretirement
SWEPCo	Pension Plans		Benefit Plans
	December 31,
	2012	2011	2012	2011
Components	(in thousands)
Net Actuarial Loss	$121,839	$133,542	$67,223	$59,541
Prior Service Cost (Credit)	1,353	560	(57,138)	(10,762)

Recorded as
Regulatory Assets	$123,192	$134,102	$6,528	$31,407
Deferred Income Taxes	-	-	1,246	6,081
Net of Tax AOCI	-	-	2,311	11,291

Components of the change in amounts included in AOCI and Regulatory Assets by Registrant Subsidiary during the years ended December 31, 2012 and 2011 are as follows:

Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$15,599	$12,905	$13,577	$(4,718)	$(3,373)
Amortization of Actuarial Loss	(20,339)	(17,569)	(30,439)	(8,206)	(8,330)
Amortization of Prior Service Credit (Cost)	(475)	(407)	(743)	948	793
Change for the Year Ended
December 31, 2012	$(5,215)	$(5,071)	$(17,605)	$(11,976)	$(10,910)

Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$33,995	$21,372	$44,976	$8,712	$8,958
Amortization of Actuarial Loss	(16,570)	(14,144)	(24,828)	(6,757)	(6,759)
Amortization of Prior Service Credit (Cost)	(917)	(744)	(1,474)	950	795
Change for the Year Ended
December 31, 2011	$16,508	$6,484	$18,674	$2,905	$2,994

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$3,084	$11,747	$(1,170)	$5,166	$11,341
Amortization of Actuarial Loss	(10,526)	(7,050)	(13,669)	(3,189)	(3,659)
Prior Service Credit	(80,528)	(78,851)	(101,384)	(35,971)	(47,309)
Amortization of Prior Service Credit	2,862	2,383	3,873	1,079	933
Amortization of Transition Obligation	(780)	(132)	(104)	-	-
Change for the Year Ended
December 31, 2012	$(85,888)	$(71,903)	$(112,454)	$(32,915)	$(38,694)

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$65,104	$46,321	$79,611	$22,147	$23,619
Amortization of Actuarial Loss	(5,839)	(3,566)	(7,298)	(1,553)	(1,785)
Prior Service Credit	(31,145)	(24,846)	(42,357)	(11,612)	(9,409)
Amortization of Prior Service Credit (Cost)	171	237	212	75	(258)
Amortization of Transition Obligation	(1,167)	(188)	(150)	-	-
Change for the Year Ended
December 31, 2011	$27,124	$17,958	$30,018	$9,057	$12,167

Pension and Other Postretirement Plans' Assets

The following tables present the classification of pension plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2012:

SWEPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$77,915	$-	$-	$-	$77,915	27.9%
International	29,590	-	-	-	29,590	10.5%
Real Estate Investment Trusts	5,394	-	-	-	5,394	1.9%
Common Collective Trust -
International	-	258	-	-	258	0.1%
Subtotal - Equities	112,899	258	-	-	113,157	40.4%

Fixed Income:
Common Collective Trust - Debt	-	1,890	-	-	1,890	0.7%
United States Government and
Agency Securities	-	42,606	-	-	42,606	15.2%
Corporate Debt	-	73,566	-	-	73,566	26.3%
Foreign Debt	-	11,831	-	-	11,831	4.2%
State and Local Government	-	2,619	-	-	2,619	0.9%
Other - Asset Backed	-	2,121	-	-	2,121	0.8%
Subtotal - Fixed Income	-	134,633	-	-	134,633	48.1%

Real Estate	-	-	13,078	-	13,078	4.7%

Alternative Investments	-	-	11,649	-	11,649	4.2%
Securities Lending	-	4,785	-	-	4,785	1.7%
Securities Lending Collateral (a)	-	-	-	(5,411)	(5,411)	(1.9)%

Cash and Cash Equivalents	-	7,490	-	-	7,490	2.7%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	318	318	0.1%

Total	$112,899	$147,166	$24,727	$(5,093)	$279,699	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following tables set forth a reconciliation of changes in the fair value of assets classified as Level 3 in the fair value hierarchy by Registrant Subsidiary for pension assets:

	Corporate	Real	Alternative	Total
SWEPCo	Debt	Estate	Investments	Level 3
	(in thousands)
Balance as of January 1, 2012	$379	$9,712	$9,535	$19,626
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	1,780	603	2,383
Relating to Assets Sold During the Period	(134)	-	293	159
Purchases and Sales	(245)	1,586	1,218	2,559
Transfers into Level 3	-	-	-	-
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2012	$-	$13,078	$11,649	$24,727

The following tables present the classification of OPEB plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2012:

SWEPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$26,874	$-	$-	$-	$26,874	26.9%
International	32,128	-	-	-	32,128	32.2%
Subtotal - Equities	59,002	-	-	-	59,002	59.1%

Fixed Income:
Common Collective Trust - Debt	-	4,619	-	-	4,619	4.6%
United States Government and
Agency Securities	-	5,234	-	-	5,234	5.2%
Corporate Debt	-	9,858	-	-	9,858	9.9%
Foreign Debt	-	1,666	-	-	1,666	1.7%
State and Local Government	-	463	-	-	463	0.5%
Other - Asset Backed	-	626	-	-	626	0.6%
Subtotal - Fixed Income	-	22,466	-	-	22,466	22.5%

Trust Owned Life Insurance:
International Equities	-	3,281	-	-	3,281	3.3%
United States Bonds	-	10,352	-	-	10,352	10.3%

Cash and Cash Equivalents	3,952	726	-	-	4,678	4.7%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	67	67	0.1%

Total	$62,954	$36,825	$-	$67	$99,846	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following tables present the classification of pension plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2011:

SWEPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$86,499	$-	$-	$-	$86,499	33.8%
International	23,716	-	-	-	23,716	9.3%
Real Estate Investment Trusts	6,184	-	-	-	6,184	2.4%
Common Collective Trust -
International	-	7,638	-	-	7,638	3.0%
Subtotal - Equities	116,399	7,638	-	-	124,037	48.5%

Fixed Income:
Common Collective Trust - Debt	-	1,561	-	-	1,561	0.6%
United States Government and
Agency Securities	-	33,640	-	-	33,640	13.2%
Corporate Debt	-	58,549	379	-	58,928	23.0%
Foreign Debt	-	11,337	-	-	11,337	4.4%
State and Local Government	-	2,857	-	-	2,857	1.1%
Other - Asset Backed	-	1,546	-	-	1,546	0.6%
Subtotal - Fixed Income	-	109,490	379	-	109,869	42.9%

Real Estate	-	-	9,712	-	9,712	3.8%

Alternative Investments	-	-	9,535	-	9,535	3.7%
Securities Lending	-	12,771	-	-	12,771	5.0%
Securities Lending Collateral (a)	-	-	-	(14,020)	(14,020)	(5.5)%

Cash and Cash Equivalents	-	5,517	-	-	5,517	2.2%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	(1,560)	(1,560)	(0.6)%

Total	$116,399	$135,416	$19,626	$(15,580)	$255,861	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

The following tables set forth a reconciliation of changes in the fair value of assets classified as Level 3 in the fair value hierarchy for pension assets by Registrant Subsidiary:

	Corporate	Real	Alternative	Total
SWEPCo	Debt	Estate	Investments	Level 3
	(in thousands)
Balance as of January 1, 2011	$-	$4,844	$7,569	$12,413
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	1,355	563	1,918
Relating to Assets Sold During the Period	-	-	194	194
Purchases and Sales	-	3,513	1,209	4,722
Transfers into Level 3	379	-	-	379
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2011	$379	$9,712	$9,535	$19,626

The following tables present the classification of OPEB plan assets within the fair value hierarchy by Registrant Subsidiary as of December 31, 2011:

SWEPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$23,770	$-	$-	$-	$23,770	24.7%
International	25,999	-	-	-	25,999	27.0%
Common Collective Trust -
Global	-	6,778	-	-	6,778	7.0%
Subtotal - Equities	49,769	6,778	-	-	56,547	58.7%

Fixed Income:
Common Collective Trust - Debt	-	4,731	-	-	4,731	4.9%
United States Government and
Agency Securities	-	5,522	-	-	5,522	5.7%
Corporate Debt	-	10,399	-	-	10,399	10.8%
Foreign Debt	-	2,205	-	-	2,205	2.3%
State and Local Government	-	575	-	-	575	0.6%
Other - Asset Backed	-	131	-	-	131	0.1%
Subtotal - Fixed Income	-	23,563	-	-	23,563	24.4%

Trust Owned Life Insurance:
International Equities	-	3,160	-	-	3,160	3.3%
United States Bonds	-	10,788	-	-	10,788	11.2%

Cash and Cash Equivalents	1,149	1,601	-	-	2,750	2.9%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	(444)	(444)	(0.5)%

Total	$50,918	$45,890	$-	$(444)	$96,364	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Determination of Pension Expense

The determination of pension expense or income is based on a market-related valuation of assets which reduces year-to-year volatility. This market-related valuation recognizes investment gains or losses over a five-year period from the year in which they occur. Investment gains or losses for this purpose are the difference between the expected return calculated using the market-related value of assets and the actual return.

Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$708,476	$603,448	$1,048,796	$269,738	$273,860
Nonqualified Pension Plans	191	200	796	1,287	1,098
Total as of December 31, 2012	$708,667	$603,648	$1,049,592	$271,025	$274,958

Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$672,967	$569,855	$1,005,608	$269,230	$269,809
Nonqualified Pension Plans	234	168	821	1,368	1,223
Total as of December 31, 2011	$673,201	$570,023	$1,006,429	$270,598	$271,032

For the underfunded pension plans that had an accumulated benefit obligation in excess of plan assets, the projected benefit obligation, accumulated benefit obligation and fair value of plan assets of these plans as of December 31, 2012 and 2011 were as follows:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$718,460	$618,973	$1,068,186	$279,685	$1,098

Accumulated Benefit Obligation	$708,667	$603,648	$1,049,592	$271,025	$1,098
Fair Value of Plan Assets	621,570	552,026	1,015,115	264,823	-
Underfunded Accumulated Benefit
Obligation as of December 31, 2012	$(87,097)	$(51,622)	$(34,477)	$(6,202)	$(1,098)

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$681,450	$581,677	$1,020,890	$277,448	$277,594

Accumulated Benefit Obligation	$673,201	$570,023	$1,006,429	$270,598	$271,032
Fair Value of Plan Assets	570,756	503,926	925,939	245,769	255,861
Underfunded Accumulated Benefit
Obligation as of December 31, 2011	$(102,445)	$(66,097)	$(80,490)	$(24,829)	$(15,171)

Estimated Future Benefit Payments and Contributions

The estimated pension benefit payments and contributions to the trust are at least the minimum amount required by the Employee Retirement Income Security Act plus payment of unfunded nonqualified benefits. For the qualified pension plan, additional discretionary contributions may also be made to maintain the funded status of the plan. For OPEB plans, expected payments include the payment of unfunded benefits. The following table provides the estimated contributions and payments by Registrant Subsidiary for 2013:

		Other Postretirement
Company	Pension Plans	Benefit Plans
	(in thousands)
APCo	$11,883	$3,079
I&M	14,867	315
OPCo	8,965	1,027
PSO	6,089	-
SWEPCo	11,345	-

The tables below reflect the total benefits expected to be paid from the plan or from the Registrant Subsidiary's assets. The payments include the participants' contributions to the plan for their share of the cost. In November 2012, changes to the retiree medical coverage were announced. Effective for retirements after December 2012, contributions to retiree medical coverage will be capped reducing exposure to future medical cost inflation. Effective for employees hired after December 2013, retiree medical coverage will not be provided. In December 2011, the prescription drug plan was amended for certain participants. The impact of the changes is reflected in the Benefit Plan Obligation tables as plan amendments. Future benefit payments are dependent on the number of employees retiring, whether the retiring employees elect to receive pension benefits as annuities or as lump sum distributions, future integration of the benefit plans with changes to Medicare and other legislation, future levels of interest rates and variances in actuarial results. The estimated payments for the pension benefits and OPEB are as follows:

Pension Plans	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$45,750	$36,365	$72,470	$20,560	$21,004
2014	47,455	36,958	73,771	21,772	22,223
2015	46,625	38,694	73,945	22,310	22,352
2016	47,604	39,469	75,347	22,297	22,278
2017	48,367	40,350	75,575	22,347	23,162
Years 2018 to 2022, in Total	245,312	213,444	370,934	110,866	114,257

Other Postretirement Benefit Plans:
Benefit Payments	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$26,427	$17,092	$34,561	$7,821	$8,143
2014	27,549	17,999	35,532	8,169	8,748
2015	28,553	19,150	36,755	8,676	9,233
2016	29,738	20,468	38,435	9,239	9,879
2017	30,834	21,549	39,543	9,712	10,582
Years 2018 to 2022, in Total	172,977	127,047	224,357	56,882	64,145

Other Postretirement Benefit Plans:
Medicare Subsidy Receipts	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$243	$25	$41	$-	$-
2014	257	24	47	-	-
2015	269	23	58	-	-
2016	278	23	65	-	-
2017	283	22	76	-	-
Years 2018 to 2022, in Total	1,452	97	599	-	-

Components of Net Periodic Benefit Cost

The following tables provide the components of net periodic benefit cost by Registrant Subsidiary for the years ended December 31, 2012, 2011 and 2010:

				Other Postretirement
SWEPCo	Pension Plans			Benefit Plans
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010
	(in thousands)
Service Cost	$7,099	$6,573	$7,046	$3,324	$3,029	$3,108
Interest Cost	12,537	13,331	15,093	6,673	6,969	6,940
Expected Return on Plan Assets	(18,866)	(18,380)	(19,489)	(6,795)	(7,200)	(6,646)
Amortization of Transition Obligation	-	-	-	-	-	2,461
Amortization of Prior Service Cost (Credit)	(793)	(795)	(796)	(933)	258	-
Amortization of Net Actuarial Loss	8,330	6,759	5,242	3,659	1,785	1,711
Net Periodic Benefit Cost	8,307	7,488	7,096	5,928	4,841	7,574
Capitalized Portion	(2,924)	(2,636)	(2,406)	(2,087)	(1,704)	(2,568)
Net Periodic Benefit Cost Recognized as
Expense	$5,383	$4,852	$4,690	$3,841	$3,137	$5,006

Estimated amounts expected to be amortized to net periodic benefit costs (credits) and the impact on each Registrant Subsidiary's balance sheet during 2013 are shown in the following tables:

	APCo	I&M	OPCo	PSO	SWEPCo
Pension Plan - Components	(in thousands)
Net Actuarial Loss	$24,305	$20,939	$36,137	$9,464	$9,662
Prior Service Cost	198	195	283	297	350
Total Estimated 2013 Amortization	$24,503	$21,134	$36,420	$9,761	$10,012

Pension Plans -
Expected to be Recorded as
Regulatory Asset	$24,367	$19,852	$19,387	$9,761	$10,012
Deferred Income Taxes	48	449	5,962	-	-
Net of Tax AOCI	88	833	11,071	-	-
Total	$24,503	$21,134	$36,420	$9,761	$10,012

	APCo	I&M	OPCo	PSO	SWEPCo
Other Postretirement Benefit Plans -	(in thousands)
Components
Net Actuarial Loss	$12,114	$7,624	$16,198	$3,480	$3,838
Prior Service Credit	(10,050)	(9,421)	(12,922)	(4,290)	(5,155)
Total Estimated 2013 Amortization	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

Other Postretirement Benefit Plans - Expected to be Recorded as
Regulatory Asset	$99	$(1,767)	$599	$(810)	$(899)
Deferred Income Taxes	688	(10)	937	-	(146)
Net of Tax AOCI	1,277	(20)	1,740	-	(272)
Total	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

American Electric Power System Retirement Savings Plans

The Registrant Subsidiaries participate in an AEP sponsored defined contribution retirement savings plan, the American Electric Power System Retirement Savings Plan, for substantially all employees who are not members of the United Mine Workers of America (UMWA). This qualified plan offers participants an opportunity to contribute a portion of their pay, includes features under Section 401(k) of the Internal Revenue Code and provides for company matching contributions. The matching contributions to the plan are 100% of the first 1% of eligible employee contributions and 70% of the next 5% of contributions.

The following table provides the cost for matching contributions to the retirement savings plans by Registrant Subsidiary for the years ended December 31, 2012, 2011 and 2010:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$7,579	$7,432	$7,284
I&M	9,706	9,541	8,969
OPCo	10,798	10,166	9,706
PSO	3,732	3,626	3,505
SWEPCo	4,890	4,438	3,866

Business Segments	12 Months Ended
Dec. 31, 2012
Business Segments

8. BUSINESS SEGMENTS

Our primary business is the generation, transmission and distribution of electricity. Within our Utility Operations segment, we centrally dispatch generation assets and manage our overall utility operations on an integrated basis because of the substantial impact of cost-based rates and regulatory oversight. Intersegment sales and transfers are generally based on underlying contractual arrangements and agreements.

Our reportable segments and their related business activities are outlined below:

Utility Operations

  Generation of electricity for sale to U.S. retail and wholesale customers.
  Transmission and distribution of electricity through assets owned and operated by our ten utility operating companies.

Transmission Operations

  Development, construction and operation of transmission facilities through investments in our wholly-owned transmission subsidiaries and transmission joint ventures. These investments have PUCT-approved or FERC-approved returns on equity.

AEP River Operations

  Commercial barging operations that transport coal and dry bulk commodities primarily on the Ohio, Illinois and lower Mississippi Rivers.

Generation and Marketing

  Nonregulated generation in ERCOT.
  Marketing, risk management and retail activities in ERCOT, PJM and MISO.

The remainder of our activities is presented as All Other. While not considered a reportable segment, All Other includes:

  Parent's guarantee revenue received from affiliates, investment income, interest income and interest expense and other nonallocated costs.
  Tax and interest expense adjustments related to our UK operations, which were sold in 2004 and 2002.
  Forward natural gas contracts that were not sold with our natural gas pipeline and storage operations in 2004 and 2005. These contracts were financial derivatives which settled and expired in the fourth quarter of 2011.
  Revenue sharing related to the Plaquemine Cogeneration Facility, which ended in the fourth quarter of 2011.

The tables below present our reportable segment information for the years ended December 31, 2012, 2011 and 2010 and balance sheet information as of December 31, 2012 and 2011. These amounts include certain estimates and allocations where necessary.

			Nonutility Operations
				Generation
	Utility	Transmission	AEP River	and	All Other	Reconciling
	Operations	Operations	Operations	Marketing	(a)	Adjustments		Consolidated
	(in millions)
Year Ended December 31, 2012
Revenues from:
External Customers	$13,670	$7	$647	$599	$22	$-		$14,945
Other Operating Segments	108	17	20	1	8	(154)		-
Total Revenues	$13,778	$24	$667	$600	$30	$(154)		$14,945

Asset Impairments and Other
Related Charges	$300	$-	$-	$-	$-	$-		$300
Depreciation and Amortization	1,734	3	29	28	-	(12)	(b)	1,782
Interest Income	7	-	-	-	20	(19)		8
Carrying Costs Income	53	-	-	-	-	-		53
Interest Expense	882	3	17	19	102	(35)	(b)	988
Income Tax Expense	560	17	7	3	17	-		604

Net Income (Loss)	1,299	43	15	7	(102)	-		1,262

Gross Property Additions	2,625	392	31	71	-	-		3,119

			Nonutility Operations
				Generation
	Utility	Transmission	AEP River	and	All Other	Reconciling
	Operations	Operations	Operations	Marketing	(a)	Adjustments		Consolidated
	(in millions)
Year Ended December 31, 2011
Revenues from:
External Customers	$14,088	$3	$696	$305	$24	$-		$15,116
Other Operating Segments	112	5	20	1	8	(146)		-
Total Revenues	$14,200	$8	$716	$306	$32	$(146)		$15,116

Asset Impairments and Other
Related Charges	$139	$-	$-	$-	$-	$-		$139
Depreciation and Amortization	1,613	-	28	25	2	(13)	(b)	1,655
Interest Income	29	-	-	(1)	17	(18)		27
Carrying Costs Income	393	-	-	-	-	-		393
Interest Expense	886	1	18	18	43	(33)	(b)	933
Income Tax Expense (Credit)	722	2	24	(18)	88	-		818

Income (Loss) Before Extraordinary
Item	$1,549	$30	$45	$14	$(62)	$-		$1,576
Extraordinary Item, Net of Tax	373	-	-	-	-	-		373
Net Income (Loss)	$1,922	$30	$45	$14	$(62)	$-		$1,949

Gross Property Additions	$2,405	$263	$18	$2	$214	$-		$2,902

			Nonutility Operations
				Generation
	Utility	Transmission	AEP River	and	All Other	Reconciling
	Operations	Operations	Operations	Marketing	(a)	Adjustments		Consolidated
	(in millions)
Year Ended December 31, 2010
Revenues from:
External Customers	$13,687	$-	$566	$173	$1	$-		$14,427
Other Operating Segments	105	1	22	-	14	(142)		-
Total Revenues	$13,792	$1	$588	$173	$15	$(142)		$14,427

Asset Impairments and Other
Related Charges	$-	$-	$-	$-	$-	$-		$-
Depreciation and Amortization	1,598	-	24	30	2	(13)	(b)	1,641
Interest Income	8	-	-	2	31	(20)		21
Carrying Costs Income	70	-	-	-	-	-		70
Interest Expense	942	-	14	20	58	(35)	(b)	999
Income Tax Expense (Credit)	651	(1)	19	(20)	(6)	-		643

Net Income (Loss)	1,192	9	37	25	(45)	-		1,218

Gross Property Additions	2,440	35	23	1	1	-		2,500

			Nonutility Operations
				Generation		Reconciling
	Utility	Transmission	AEP River	and	All Other	Adjustments
	Operations	Operations	Operations	Marketing	(a)	(b)		Consolidated
	(in millions)
December 31, 2012
Total Property, Plant and Equipment	$55,707	$748	$636	$621	$8	$(266)		$57,454
Accumulated Depreciation and
Amortization	18,344	4	161	246	7	(71)		18,691
Total Property, Plant and
Equipment - Net	$37,363	$744	$475	$375	$1	$(195)		$38,763

Total Assets	$51,477	$1,216	$670	$1,005	$17,191	$(17,192)	(c)	$54,367

Investments in Equity Method Investees	24	393	43	-	5	-		465

			Nonutility Operations
				Generation		Reconciling
	Utility	Transmission	AEP River	and	All Other	Adjustments
	Operations	Operations	Operations	Marketing	(a)	(b)		Consolidated
	(in millions)
December 31, 2011
Total Property, Plant and Equipment	$54,396	$323	$608	$590	$11	$(258)		$55,670
Accumulated Depreciation and
Amortization	18,393	-	136	219	10	(59)		18,699
Total Property, Plant and
Equipment - Net	$36,003	$323	$472	$371	$1	$(199)		$36,971

Total Assets	$50,093	$594	$659	$868	$16,751	$(16,742)	(c)	$52,223

Investments in Equity Method Investees	24	256	17	-	2	-		299

(a)       All Other includes:

  Parent's guarantee revenue received from affiliates, investment income, interest income and interest expense and other nonallocated costs.
  Tax and interest expense adjustments related to our UK operations, which were sold in 2004 and 2002.
  Forward natural gas contracts that were not sold with our natural gas pipeline and storage operations in 2004 and 2005. These contracts were financial derivatives which settled and expired in the fourth quarter of 2011.
  Revenue sharing related to the Plaquemine Cogeneration Facility, which ended in the fourth quarter of 2011.

(b)       Includes eliminations due to an intercompany capital lease.

(c)       Reconciling Adjustments for Total Assets primarily include the elimination of intercompany advances to affiliates and intercompany accounts receivable along with the elimination of AEP's investments in subsidiary companies.

Appalachian Power Co [Member]
Business Segments

7. BUSINESS SEGMENTS

The Registrant Subsidiaries each have one reportable segment, an integrated electricity generation, transmission and distribution business. The Registrant Subsidiaries' other activities are insignificant. The Registrant Subsidiaries' operations are managed on an integrated basis because of the substantial impact of cost-based rates and regulatory oversight on the business process, cost structures and operating results.

Indiana Michigan Power Co [Member]
Business Segments

7. BUSINESS SEGMENTS

The Registrant Subsidiaries each have one reportable segment, an integrated electricity generation, transmission and distribution business. The Registrant Subsidiaries' other activities are insignificant. The Registrant Subsidiaries' operations are managed on an integrated basis because of the substantial impact of cost-based rates and regulatory oversight on the business process, cost structures and operating results.

Ohio Power Co [Member]
Business Segments

7. BUSINESS SEGMENTS

The Registrant Subsidiaries each have one reportable segment, an integrated electricity generation, transmission and distribution business. The Registrant Subsidiaries' other activities are insignificant. The Registrant Subsidiaries' operations are managed on an integrated basis because of the substantial impact of cost-based rates and regulatory oversight on the business process, cost structures and operating results.

Public Service Co of Oklahoma [Member]
Business Segments

7. BUSINESS SEGMENTS

The Registrant Subsidiaries each have one reportable segment, an integrated electricity generation, transmission and distribution business. The Registrant Subsidiaries' other activities are insignificant. The Registrant Subsidiaries' operations are managed on an integrated basis because of the substantial impact of cost-based rates and regulatory oversight on the business process, cost structures and operating results.

Southwestern Electric Power Co [Member]
Business Segments

7. BUSINESS SEGMENTS

The Registrant Subsidiaries each have one reportable segment, an integrated electricity generation, transmission and distribution business. The Registrant Subsidiaries' other activities are insignificant. The Registrant Subsidiaries' operations are managed on an integrated basis because of the substantial impact of cost-based rates and regulatory oversight on the business process, cost structures and operating results.

Derivatives and Hedging	12 Months Ended
Dec. 31, 2012
Derivatives and Hedging

9. DERIVATIVES AND HEDGING

OBJECTIVES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS

We are exposed to certain market risks as a major power producer and marketer of wholesale electricity, coal and emission allowances. These risks include commodity price risk, interest rate risk, credit risk and, to a lesser extent, foreign currency exchange risk. These risks represent the risk of loss that may impact us due to changes in the underlying market prices or rates. We manage these risks using derivative instruments.

STRATEGIES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS TO ACHIEVE OBJECTIVES

Risk Management Strategies

Our strategy surrounding the use of derivative instruments primarily focuses on managing our risk exposures, future cash flows and creating value utilizing both economic and formal hedging strategies. Our risk management strategies also include the use of derivative instruments for trading purposes, focusing on seizing market opportunities to create value driven by expected changes in the market prices of the commodities in which we transact. To accomplish our objectives, we primarily employ risk management contracts including physical and financial forward purchase-and-sale contracts and, to a lesser extent, OTC swaps and options. Not all risk management contracts meet the definition of a derivative under the accounting guidance for “Derivatives and Hedging.” Derivative risk management contracts elected normal under the normal purchases and normal sales scope exception are not subject to the requirements of this accounting guidance.

We enter into power, coal, natural gas, interest rate and, to a lesser degree, heating oil and gasoline, emission allowance and other commodity contracts to manage the risk associated with our energy business. We enter into interest rate derivative contracts in order to manage the interest rate exposure associated with our commodity portfolio. For disclosure purposes, such risks are grouped as “Commodity,” as they are related to energy risk management activities. We also engage in risk management of interest rate risk associated with debt financing and foreign currency risk associated with future purchase obligations denominated in foreign currencies. For disclosure purposes, these risks are grouped as “Interest Rate and Foreign Currency.” The amount of risk taken is determined by the Commercial Operations and Finance groups in accordance with our established risk management policies as approved by the Finance Committee of our Board of Directors.

The following table represents the gross notional volume of our outstanding derivative contracts as of December 31, 2012 and 2011:

Notional Volume of Derivative Instruments

	Volume
	December 31,		Unit of
Primary Risk Exposure	2012	2011	Measure
	(in millions)
Commodity:
Power	498	609	MWhs
Coal	10	21	Tons
Natural Gas	147	100	MMBtus
Heating Oil and Gasoline	6	6	Gallons
Interest Rate	$235	$226	USD

Interest Rate and Foreign Currency	$1,199	$907	USD

Fair Value Hedging Strategies

We enter into interest rate derivative transactions as part of an overall strategy to manage the mix of fixed-rate and floating-rate debt. Certain interest rate derivative transactions effectively modify our exposure to interest rate risk by converting a portion of our fixed-rate debt to a floating rate. Provided specific criteria are met, these interest rate derivatives are designated as fair value hedges.

Cash Flow Hedging Strategies

We enter into and designate as cash flow hedges certain derivative transactions for the purchase and sale of power, coal, natural gas and heating oil and gasoline (“Commodity”) in order to manage the variable price risk related to the forecasted purchase and sale of these commodities. We monitor the potential impacts of commodity price changes and, where appropriate, enter into derivative transactions to protect profit margins for a portion of future electricity sales and fuel or energy purchases. We do not hedge all commodity price risk.

Our vehicle fleet and barge operations are exposed to gasoline and diesel fuel price volatility. We enter into financial heating oil and gasoline derivative contracts in order to mitigate price risk of our future fuel purchases. For disclosure purposes, these contracts are included with other hedging activities as “Commodity.” We do not hedge all fuel price risk.

We enter into a variety of interest rate derivative transactions in order to manage interest rate risk exposure. Some interest rate derivative transactions effectively modify our exposure to interest rate risk by converting a portion of our floating-rate debt to a fixed rate. We also enter into interest rate derivative contracts to manage interest rate exposure related to future borrowings of fixed-rate debt. Our forecasted fixed-rate debt offerings have a high probability of occurrence as the proceeds will be used to fund existing debt maturities and projected capital expenditures. We do not hedge all interest rate exposure.

At times, we are exposed to foreign currency exchange rate risks primarily when we purchase certain fixed assets from foreign suppliers. In accordance with our risk management policy, we may enter into foreign currency derivative transactions to protect against the risk of increased cash outflows resulting from a foreign currency's appreciation against the dollar. We do not hedge all foreign currency exposure.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND THE IMPACT ON OUR FINANCIAL STATEMENTS

The accounting guidance for “Derivatives and Hedging” requires recognition of all qualifying derivative instruments as either assets or liabilities on the balance sheets at fair value. The fair values of derivative instruments accounted for using MTM accounting or hedge accounting are based on exchange prices and broker quotes. If a quoted market price is not available, the estimate of fair value is based on the best information available including valuation models that estimate future energy prices based on existing market and broker quotes, supply and demand market data and assumptions. In order to determine the relevant fair values of our derivative instruments, we also apply valuation adjustments for discounting, liquidity and credit quality.

Credit risk is the risk that a counterparty will fail to perform on the contract or fail to pay amounts due. Liquidity risk represents the risk that imperfections in the market will cause the price to vary from estimated fair value based upon prevailing market supply and demand conditions. Since energy markets are imperfect and volatile, there are inherent risks related to the underlying assumptions in models used to fair value risk management contracts. Unforeseen events may cause reasonable price curves to differ from actual price curves throughout a contract's term and at the time a contract settles. Consequently, there could be significant adverse or favorable effects on future net income and cash flows if market prices are not consistent with our estimates of current market consensus for forward prices in the current period. This is particularly true for longer term contracts. Cash flows may vary based on market conditions, margin requirements and the timing of settlement of our risk management contracts.

According to the accounting guidance for “Derivatives and Hedging,” we reflect the fair values of our derivative instruments subject to netting agreements with the same counterparty net of related cash collateral. For certain risk management contracts, we are required to post or receive cash collateral based on third party contractual agreements and risk profiles. For the December 31, 2012 and 2011 balance sheets, we netted $7 million and $26 million, respectively, of cash collateral received from third parties against short-term and long-term risk management assets and $50 million and $133 million, respectively, of cash collateral paid to third parties against short-term and long-term risk management liabilities.

The following tables represent the gross fair value impact of our derivative activity on the balance sheets as of December 31, 2012 and 2011:

Fair Value of Derivative Instruments
December 31, 2012

				Gross Amounts	Gross	Net Amounts of
	Risk Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (b)	Position (c)
	(in millions)
Current Risk Management Assets	$589	$32	$3	$624	$(433)	$191
Long-term Risk Management Assets	528	5	1	534	(166)	368
Total Assets	1,117	37	4	1,158	(599)	559

Current Risk Management Liabilities	546	43	35	624	(469)	155
Long-term Risk Management Liabilities	383	6	6	395	(181)	214
Total Liabilities	929	49	41	1,019	(650)	369

Total MTM Derivative Contract Net
Assets (Liabilities)	$188	$(12)	$(37)	$139	$51	$190

Fair Value of Derivative Instruments
December 31, 2011

				Gross Amounts	Gross	Net Amounts of
	Risk Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (b)	Position (c)
	(in millions)
Current Risk Management Assets	$852	$24	$-	$876	$(683)	$193
Long-term Risk Management Assets	641	15	-	656	(253)	403
Total Assets	1,493	39	-	1,532	(936)	596

Current Risk Management Liabilities	847	29	20	896	(746)	150
Long-term Risk Management Liabilities	483	15	22	520	(325)	195
Total Liabilities	1,330	44	42	1,416	(1,071)	345

Total MTM Derivative Contract Net
Assets (Liabilities)	$163	$(5)	$(42)	$116	$135	$251

(a)       Derivative instruments within these categories are reported gross. These instruments are subject to master netting agreements and are presented on the balance sheets on a net basis in accordance with the accounting guidance for "Derivatives and Hedging."

(b)       Amounts primarily include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging." Amounts also include de-designated risk management contracts.

(c)       There are no derivative contracts subject to a master netting arrangement or similar agreement which are not offset in the statement of financial position.

The table below presents our activity of derivative risk management contracts for the years ended December 31, 2012, 2011 and 2010:

Amount of Gain (Loss) Recognized on
Risk Management Contracts

	Years Ended December 31,
Location of Gain (Loss)	2012	2011	2010
	(in millions)
Utility Operations Revenues	$21	$46	$85
Other Revenues	39	20	9
Regulatory Assets (a)	(43)	(22)	(9)
Regulatory Liabilities (a)	8	(3)	38
Total Gain (Loss) on Risk Management Contracts	$25	$41	$123

(a)        Represents realized and unrealized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Certain qualifying derivative instruments have been designated as normal purchase or normal sale contracts, as provided in the accounting guidance for “Derivatives and Hedging.” Derivative contracts that have been designated as normal purchases or normal sales under that accounting guidance are not subject to MTM accounting treatment and are recognized on the statements of income on an accrual basis.

Our accounting for the changes in the fair value of a derivative instrument depends on whether it qualifies for and has been designated as part of a hedging relationship and further, on the type of hedging relationship. Depending on the exposure, we designate a hedging instrument as a fair value hedge or a cash flow hedge.

For contracts that have not been designated as part of a hedging relationship, the accounting for changes in fair value depends on whether the derivative instrument is held for trading purposes. Unrealized and realized gains and losses on derivative instruments held for trading purposes are included in revenues on a net basis on the statements of income. Unrealized and realized gains and losses on derivative instruments not held for trading purposes are included in revenues or expenses on the statements of income depending on the relevant facts and circumstances. However, unrealized and some realized gains and losses in regulated jurisdictions for both trading and non-trading derivative instruments are recorded as regulatory assets (for losses) or regulatory liabilities (for gains) in accordance with the accounting guidance for “Regulated Operations.”

Accounting for Fair Value Hedging Strategies

For fair value hedges (i.e. hedging the exposure to changes in the fair value of an asset, liability or an identified portion thereof attributable to a particular risk), the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item associated with the hedged risk impacts Net Income during the period of change.

We record realized and unrealized gains or losses on interest rate swaps that qualify for fair value hedge accounting treatment and any offsetting changes in the fair value of the debt being hedged in Interest Expense on the statements of income. During 2012, the fair value changes for both our hedging instruments and hedged long-term debt were immaterial. During 2011 and 2010, we recognized gains of $3 million and $6 million, respectively, on our hedging instruments and offsetting losses of $6 million and $6 million, respectively, on our long-term debt. For 2012, 2011 and 2010, hedge ineffectiveness was immaterial.

Accounting for Cash Flow Hedging Strategies

For cash flow hedges (i.e. hedging the exposure to variability in expected future cash flows attributable to a particular risk), we initially report the effective portion of the gain or loss on the derivative instrument as a component of Accumulated Other Comprehensive Income (Loss) on the balance sheets until the period the hedged item affects Net Income. We recognize any hedge ineffectiveness in Net Income immediately during the period of change, except in regulated jurisdictions where hedge ineffectiveness is recorded as a regulatory asset (for losses) or a regulatory liability (for gains).

Realized gains and losses on derivative contracts for the purchase and sale of power, coal and natural gas designated as cash flow hedges are included in Revenues, Fuel and Other Consumables Used for Electric Generation or Purchased Electricity for Resale on the statements of income, or in Regulatory Assets or Regulatory Liabilities on the balance sheets, depending on the specific nature of the risk being hedged. During 2012, 2011 and 2010, we designated power, coal and natural gas derivatives as cash flow hedges.

We reclassify gains and losses on heating oil and gasoline derivative contracts designated as cash flow hedges from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Other Operation expense, Maintenance expense or Depreciation and Amortization expense, as it relates to capital projects, on the statements of income. During 2012, 2011 and 2010, we designated heating oil and gasoline derivatives as cash flow hedges.

We reclassify gains and losses on interest rate derivative hedges related to our debt financings from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Interest Expense on the statements of income in those periods in which hedged interest payments occur. During 2012, 2011 and 2010, we designated interest rate derivatives as cash flow hedges.

The accumulated gains or losses related to our foreign currency hedges are reclassified from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Depreciation and Amortization expense on the statements of income over the depreciable lives of the fixed assets designated as the hedged items in qualifying foreign currency hedging relationships. During 2012, 2011 and 2010, we designated foreign currency derivatives as cash flow hedges.

During 2012, 2011 and 2010, hedge ineffectiveness was immaterial or nonexistent for all cash flow hedge strategies disclosed above.

The following tables provide details on designated, effective cash flow hedges included in Accumulated Other Comprehensive Income (Loss) on the balance sheets and the reasons for changes in cash flow hedges for the years ended December 31, 2012, 2011 and 2010. All amounts in the following tables are presented net of related income taxes.

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2012

		Interest Rate
		and Foreign
	Commodity	Currency	Total
	(in millions)
Balance in AOCI as of December 31, 2011	$(3)	$(20)	$(23)
Changes in Fair Value Recognized in AOCI	(15)	(14)	(29)
Amount of (Gain) or Loss Reclassified from AOCI
to Statement of Income/within Balance Sheet:
Utility Operations Revenues	-	-	-
Other Revenues	(5)	-	(5)
Purchased Electricity for Resale	13	-	13
Other Operation Expense	-	-	-
Maintenance Expense	-	-	-
Interest Expense	-	4	4
Property, Plant and Equipment	-	-	-
Regulatory Assets (a)	2	-	2
Regulatory Liabilities (a)	-	-	-
Balance in AOCI as of December 31, 2012	$(8)	$(30)	$(38)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2011

		Interest Rate
		and Foreign
	Commodity	Currency	Total

	(in millions)
Balance in AOCI as of December 31, 2010	$7	$4	$11
Changes in Fair Value Recognized in AOCI	(5)	(28)	(33)
Amount of (Gain) or Loss Reclassified from AOCI
to Statement of Income/within Balance Sheet:
Utility Operations Revenues	3	-	3
Other Revenues	(5)	-	(5)
Purchased Electricity for Resale	(2)	-	(2)
Other Operation Expense	(1)	-	(1)
Maintenance Expense	(1)	-	(1)
Interest Expense	-	4	4
Property, Plant and Equipment	(1)	-	(1)
Regulatory Assets (a)	2	-	2
Regulatory Liabilities (a)	-	-	-
Balance in AOCI as of December 31, 2011	$(3)	$(20)	$(23)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2010

		Interest Rate
		and Foreign
	Commodity	Currency	Total
	(in millions)
Balance in AOCI as of December 31, 2009	$(2)	$(13)	$(15)
Changes in Fair Value Recognized in AOCI	9	13	22
Amount of (Gain) or Loss Reclassified from AOCI
to Statement of Income/within Balance Sheet:
Utility Operations Revenues	-	-	-
Other Revenues	(7)	-	(7)
Purchased Electricity for Resale	4	-	4
Other Operation Expense	-	-	-
Maintenance Expense	-	-	-
Interest Expense	-	4	4
Property, Plant and Equipment	-	-	-
Regulatory Assets (a)	3	-	3
Regulatory Liabilities (a)	-	-	-
Balance in AOCI as of December 31, 2010	$7	$4	$11

(a) Represents realized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Cash flow hedges included in Accumulated Other Comprehensive Income (Loss) on the balance sheets as of December 31, 2012 and 2011 were:

Impact of Cash Flow Hedges on the Balance Sheet
December 31, 2012

		Interest Rate
		and Foreign
	Commodity	Currency	Total
	(in millions)
Hedging Assets (a)	$24	$-	$24
Hedging Liabilities (a)	36	37	73
AOCI Gain (Loss) Net of Tax	(8)	(30)	(38)
Portion Expected to be Reclassified to Net
Income During the Next Twelve Months	(8)	(4)	(12)

Impact of Cash Flow Hedges on the Balance Sheet
December 31, 2011

		Interest Rate
		and Foreign
	Commodity	Currency	Total
	(in millions)
Hedging Assets (a)	$20	$-	$20
Hedging Liabilities (a)	25	42	67
AOCI Gain (Loss) Net of Tax	(3)	(20)	(23)
Portion Expected to be Reclassified to Net
Income During the Next Twelve Months	(3)	(2)	(5)

(a)       Hedging Assets and Hedging Liabilities are included in Risk Management Assets and Liabilities on the balance sheets.

The actual amounts that we reclassify from Accumulated Other Comprehensive Income (Loss) to Net Income can differ from the estimate above due to market price changes. As of December 31, 2012, the maximum length of time that we are hedging (with contracts subject to the accounting guidance for “Derivatives and Hedging”) our exposure to variability in future cash flows related to forecasted transactions is 33 months.

Credit Risk

We limit credit risk in our wholesale marketing and trading activities by assessing the creditworthiness of potential counterparties before entering into transactions with them and continuing to evaluate their creditworthiness on an ongoing basis. We use Moody's, Standard and Poor's and current market-based qualitative and quantitative data as well as financial statements to assess the financial health of counterparties on an ongoing basis.

We use standardized master agreements which may include collateral requirements. These master agreements facilitate the netting of cash flows associated with a single counterparty. Cash, letters of credit and parental/affiliate guarantees may be obtained as security from counterparties in order to mitigate credit risk. The collateral agreements require a counterparty to post cash or letters of credit in the event an exposure exceeds our established threshold. The threshold represents an unsecured credit limit which may be supported by a parental/affiliate guaranty, as determined in accordance with our credit policy. In addition, collateral agreements allow for termination and liquidation of all positions in the event of a failure or inability to post collateral.

Collateral Triggering Events

Under the tariffs of the RTOs and Independent System Operators (ISOs) and a limited number of derivative and non-derivative contracts primarily related to our competitive retail auction loads, we are obligated to post an additional amount of collateral if our credit ratings decline below investment grade. The amount of collateral required fluctuates based on market prices and our total exposure. On an ongoing basis, our risk management organization assesses the appropriateness of these collateral triggering items in contracts. AEP and its subsidiaries have not experienced a downgrade below investment grade. The following table represents: (a) our fair value of such derivative contracts, (b) the amount of collateral we would have been required to post for all derivative and non-derivative contracts if our credit ratings had declined below investment grade and (c) how much was attributable to RTO and ISO activities as of December 31, 2012 and 2011:

	December 31,
	2012	2011
	(in millions)
Liabilities for Derivative Contracts with Credit Downgrade Triggers	$7	$32
Amount of Collateral AEP Subsidiaries Would Have Been
Required to Post	32	39
Amount Attributable to RTO and ISO Activities	31	38

In addition, a majority of our non-exchange traded commodity contracts contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding payable. These cross-default provisions could be triggered if there was a non-performance event by Parent or the obligor under outstanding debt or a third party obligation in excess of $50 million. On an ongoing basis, our risk management organization assesses the appropriateness of these cross-default provisions in our contracts. The following table represents: (a) the fair value of these derivative liabilities subject to cross-default provisions prior to consideration of contractual netting arrangements, (b) the amount this exposure has been reduced by cash collateral we have posted and (c) if a cross-default provision would have been triggered, the settlement amount that would be required after considering our contractual netting arrangements as of December 31, 2012 and 2011:

	December 31,
	2012	2011
	(in millions)
Liabilities for Contracts with Cross Default Provisions Prior to Contractual
Netting Arrangements	$469	$515
Amount of Cash Collateral Posted	8	56
Additional Settlement Liability if Cross Default Provision is Triggered	328	291

Appalachian Power Co [Member]
Derivatives and Hedging

8. DERIVATIVES AND HEDGING

OBJECTIVES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS

The Registrant Subsidiaries are exposed to certain market risks as major power producers and marketers of wholesale electricity, coal and emission allowances. These risks include commodity price risk, interest rate risk, credit risk and, to a lesser extent, foreign currency exchange risk. These risks represent the risk of loss that may impact the Registrant Subsidiaries due to changes in the underlying market prices or rates. AEPSC, on behalf of the Registrant Subsidiaries, manages these risks using derivative instruments.

STRATEGIES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS TO ACHIEVE OBJECTIVES

Risk Management Strategies

The strategy surrounding the use of derivative instruments primarily focuses on managing risk exposures, future cash flows and creating value utilizing both economic and formal hedging strategies. The risk management strategies also include the use of derivative instruments for trading purposes, focusing on seizing market opportunities to create value driven by expected changes in the market prices of the commodities in which AEPSC transacts on behalf of the Registrant Subsidiaries. To accomplish these objectives, AEPSC, on behalf of the Registrant Subsidiaries, primarily employs risk management contracts including physical and financial forward purchase-and-sale contracts and, to a lesser extent, OTC swaps and options. Not all risk management contracts meet the definition of a derivative under the accounting guidance for “Derivatives and Hedging.” Derivative risk management contracts elected normal under the normal purchases and normal sales scope exception are not subject to the requirements of this accounting guidance.

AEPSC, on behalf of the Registrant Subsidiaries, enters into power, coal, natural gas, interest rate and, to a lesser degree, heating oil and gasoline, emission allowance and other commodity contracts to manage the risk associated with the energy business. AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative contracts in order to manage the interest rate exposure associated with the Registrant Subsidiaries' commodity portfolio. For disclosure purposes, such risks are grouped as “Commodity,” as these risks are related to energy risk management activities. AEPSC, on behalf of the Registrant Subsidiaries, also engages in risk management of interest rate risk associated with debt financing and foreign currency risk associated with future purchase obligations denominated in foreign currencies. For disclosure purposes, these risks are grouped as “Interest Rate and Foreign Currency.” The amount of risk taken is determined by the Commercial Operations and Finance groups in accordance with established risk management policies as approved by the Finance Committee of AEP's Board of Directors.

The following tables represent the gross notional volume of the Registrant Subsidiaries' outstanding derivative contracts as of December 31, 2012 and 2011:

Notional Volume of Derivative Instruments
December 31, 2012

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	94,059	64,791	132,188	-	-
Coal	Tons	1,401	2,711	3,033	1,980	1,312
Natural Gas	MMBtus	10,077	6,922	14,163	-	-
Heating Oil and
Gasoline	Gallons	1,050	532	1,260	616	585
Interest Rate	USD	$24,146	$16,584	$33,934	$-	$-

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$-

Notional Volume of Derivative Instruments
December 31, 2011

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	169,459	109,326	229,468	39	49
Coal	Tons	3,714	1,920	8,337	3,574	2,974
Natural Gas	MMBtus	7,923	5,081	10,728	115	145
Heating Oil and
Gasoline	Gallons	1,057	525	1,254	618	569
Interest Rate	USD	$31,029	$19,890	$42,093	$175	$203

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$200,069

Fair Value Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative transactions as part of an overall strategy to manage the mix of fixed-rate and floating-rate debt. Certain interest rate derivative transactions effectively modify an exposure to interest rate risk by converting a portion of fixed-rate debt to a floating rate. Provided specific criteria are met, these interest rate derivatives are designated as fair value hedges.

Cash Flow Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into and designates as cash flow hedges certain derivative transactions for the purchase and sale of power, coal, natural gas and heating oil and gasoline (“Commodity”) in order to manage the variable price risk related to the forecasted purchase and sale of these commodities. Management monitors the potential impacts of commodity price changes and, where appropriate, enters into derivative transactions to protect profit margins for a portion of future electricity sales and fuel or energy purchases. The Registrant Subsidiaries do not hedge all commodity price risk.

The Registrant Subsidiaries' vehicle fleet is exposed to gasoline and diesel fuel price volatility. AEPSC, on behalf of the Registrant Subsidiaries, enters into financial heating oil and gasoline derivative contracts in order to mitigate price risk of future fuel purchases. For disclosure purposes, these contracts are included with other hedging activities as “Commodity.” The Registrant Subsidiaries do not hedge all fuel price risk.

AEPSC, on behalf of the Registrant Subsidiaries, enters into a variety of interest rate derivative transactions in order to manage interest rate risk exposure. Some interest rate derivative transactions effectively modify exposure to interest rate risk by converting a portion of floating-rate debt to a fixed rate. AEPSC, on behalf of the Registrant Subsidiaries, also enters into interest rate derivative contracts to manage interest rate exposure related to future borrowings of fixed-rate debt. The forecasted fixed-rate debt offerings have a high probability of occurrence as the proceeds will be used to fund existing debt maturities and projected capital expenditures. The Registrant Subsidiaries do not hedge all interest rate exposure.

At times, the Registrant Subsidiaries are exposed to foreign currency exchange rate risks primarily when some fixed assets are purchased from foreign suppliers. In accordance with AEP's risk management policy, AEPSC, on behalf of the Registrant Subsidiaries, may enter into foreign currency derivative transactions to protect against the risk of increased cash outflows resulting from a foreign currency's appreciation against the dollar. The Registrant Subsidiaries do not hedge all foreign currency exposure.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND THE IMPACT ON THE FINANCIAL STATEMENTS

The accounting guidance for “Derivatives and Hedging” requires recognition of all qualifying derivative instruments as either assets or liabilities on the balance sheet at fair value. The fair values of derivative instruments accounted for using MTM accounting or hedge accounting are based on exchange prices and broker quotes. If a quoted market price is not available, the estimate of fair value is based on the best information available including valuation models that estimate future energy prices based on existing market and broker quotes, supply and demand market data and assumptions. In order to determine the relevant fair values of the derivative instruments, the Registrant Subsidiaries also apply valuation adjustments for discounting, liquidity and credit quality.

Credit risk is the risk that a counterparty will fail to perform on the contract or fail to pay amounts due. Liquidity risk represents the risk that imperfections in the market will cause the price to vary from estimated fair value based upon prevailing market supply and demand conditions. Since energy markets are imperfect and volatile, there are inherent risks related to the underlying assumptions in models used to fair value risk management contracts. Unforeseen events may cause reasonable price curves to differ from actual price curves throughout a contract's term and at the time a contract settles. Consequently, there could be significant adverse or favorable effects on future net income and cash flows if market prices are not consistent with management's estimates of current market consensus for forward prices in the current period. This is particularly true for longer term contracts. Cash flows may vary based on market conditions, margin requirements and the timing of settlement of risk management contracts.

According to the accounting guidance for “Derivatives and Hedging,” the Registrant Subsidiaries reflect the fair values of derivative instruments subject to netting agreements with the same counterparty net of related cash collateral. For certain risk management contracts, the Registrant Subsidiaries are required to post or receive cash collateral based on third party contractual agreements and risk profiles. For the December 31, 2012 and 2011 balance sheets, the Registrant Subsidiaries netted cash collateral received from third parties against short-term and long-term risk management assets and cash collateral paid to third parties against short-term and long-term risk management liabilities as follows:

	December 31,
	2012		2011
	Cash Collateral	Cash Collateral	Cash Collateral	Cash Collateral
	Received	Paid	Received	Paid
	Netted Against	Netted Against	Netted Against	Netted Against
	Risk Management	Risk Management	Risk Management	Risk Management
Company	Assets	Liabilities	Assets	Liabilities
	(in thousands)
APCo	$1,262	$11,029	$4,291	$28,964
I&M	867	7,576	2,752	18,547
OPCo	1,774	15,500	5,810	39,183
PSO	-	-	53	130
SWEPCo	-	-	66	124

The following tables represent the gross fair value of the Registrant Subsidiaries' derivative activity on the balance sheets as of December 31, 2012 and 2011:

Fair Value of Derivative Instruments
December 31, 2012

APCo
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (b)	Position (d)

	(in thousands)
Current Risk Management Assets	$127,645	$338	$-	$127,983	$(97,023)	$30,960
Long-term Risk Management Assets	60,498	215	-	60,713	(26,353)	34,360
Total Assets	188,143	553	-	188,696	(123,376)	65,320

Current Risk Management Liabilities	119,430	1,182	-	120,612	(103,914)	16,698
Long-term Risk Management Liabilities	47,281	424	-	47,705	(29,229)	18,476
Total Liabilities	166,711	1,606	-	168,317	(133,143)	35,174

Total MTM Derivative Contract Net
Assets (Liabilities)	$21,432	$(1,053)	$-	$20,379	$9,767	$30,146

Fair Value of Derivative Instruments
December 31, 2011

APCo

	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (c)	Position (d)

	(in thousands)
Current Risk Management Assets	$232,784	$1,040	$-	$233,824	$(194,179)	$39,645
Long-term Risk Management Assets	99,751	90	-	99,841	(60,615)	39,226
Total Assets	332,535	1,130	-	333,665	(254,794)	78,871

Current Risk Management Liabilities	235,354	2,767	-	238,121	(211,515)	26,606
Long-term Risk Management Liabilities	82,058	350	-	82,408	(69,485)	12,923
Total Liabilities	317,412	3,117	-	320,529	(281,000)	39,529

Total MTM Derivative Contract Net
Assets (Liabilities)	$15,123	$(1,987)	$-	$13,136	$26,206	$39,342

(a) Derivative instruments within these categories are reported gross. These instruments are subject to master netting agreements and are presented on the balance sheets on a net basis in accordance with the accounting guidance for "Derivatives and Hedging."

(b) Amounts include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging."

(c) Amounts primarily include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging." Amounts also include de-designated risk management contracts.

(d) There are no derivative contracts subject to a master netting arrangement or similar agreement which are not offset in the statement of financial position.

The tables below present the Registrant Subsidiaries' activity of derivative risk management contracts for the years ended December 31, 2012, 2011 and 2010:

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2012

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$(1,149)	$11,437	$11,978	$163	$398
Sales to AEP Affiliates	-	-	-	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(7,835)	(9,204)	(14,104)	(5,304)	(6,274)
Regulatory Liabilities (a)	7,314	(889)	-	(19)	(13)
Total Gain (Loss) on Risk Management
Contracts	$(1,670)	$1,344	$(2,126)	$(5,160)	$(5,889)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2011

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$2,843	$12,786	$27,292	$297	$547
Sales to AEP Affiliates	154	92	196	3	4
Fuel and Other Consumables Used for
Electric Generation	-	-	(2)	-	-
Regulatory Assets (a)	373	(1,470)	(17,928)	(1,421)	(1,709)
Regulatory Liabilities (a)	2,552	(5,178)	(105)	708	(118)
Total Gain (Loss) on Risk Management
Contracts	$5,922	$6,230	$9,453	$(413)	$(1,276)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2010

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$5,057	$21,834	$40,893	$3,156	$3,880
Sales to AEP Affiliates	(2,379)	(2,471)	5,043	(794)	(1,523)
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(372)	(186)	(5,788)	46	(2,902)
Regulatory Liabilities (a)	27,790	8,217	3,451	878	351
Total Gain (Loss) on Risk Management
Contracts	$30,096	$27,394	$43,599	$3,286	$(194)

(a)       Represents realized and unrealized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Certain qualifying derivative instruments have been designated as normal purchase or normal sale contracts, as provided in the accounting guidance for “Derivatives and Hedging.” Derivative contracts that have been designated as normal purchases or normal sales under that accounting guidance are not subject to MTM accounting treatment and are recognized on the statements of income on an accrual basis.

The accounting for the changes in the fair value of a derivative instrument depends on whether it qualifies for and has been designated as part of a hedging relationship and further, on the type of hedging relationship. Depending on the exposure, management designates a hedging instrument as a fair value hedge or a cash flow hedge.

For contracts that have not been designated as part of a hedging relationship, the accounting for changes in fair value depends on whether the derivative instrument is held for trading purposes. Unrealized and realized gains and losses on derivative instruments held for trading purposes are included in revenues on a net basis on the statements of income. Unrealized and realized gains and losses on derivative instruments not held for trading purposes are included in revenues or expenses on the statements of income depending on the relevant facts and circumstances. However, unrealized and some realized gains and losses in regulated jurisdictions (APCo, I&M, PSO and SWEPCo) for both trading and non-trading derivative instruments are recorded as regulatory assets (for losses) or regulatory liabilities (for gains) in accordance with the accounting guidance for “Regulated Operations.”

Accounting for Fair Value Hedging Strategies

For fair value hedges (i.e. hedging the exposure to changes in the fair value of an asset, liability or an identified portion thereof attributable to a particular risk), the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item associated with the hedged risk impacts Net Income during the period of change.

The Registrant Subsidiaries record realized and unrealized gains or losses on interest rate swaps that qualify for fair value hedge accounting treatment and any offsetting changes in the fair value of the debt being hedged in Interest Expense on the statements of income. During 2012, 2011 and 2010, the Registrant Subsidiaries did not employ any fair value hedging strategies.

Accounting for Cash Flow Hedging Strategies

For cash flow hedges (i.e. hedging the exposure to variability in expected future cash flows attributable to a particular risk), the Registrant Subsidiaries initially report the effective portion of the gain or loss on the derivative instrument as a component of Accumulated Other Comprehensive Income (Loss) on the balance sheets until the period the hedged item affects Net Income. The Registrant Subsidiaries recognize any hedge ineffectiveness in Net Income immediately during the period of change, except in regulated jurisdictions where hedge ineffectiveness is recorded as a regulatory asset (for losses) or a regulatory liability (for gains).

Realized gains and losses on derivative contracts for the purchase and sale of power, coal and natural gas designated as cash flow hedges are included in Revenues, Fuel and Other Consumables Used for Electric Generation or Purchased Electricity for Resale on the statements of income or in Regulatory Assets or Regulatory Liabilities on the balance sheets, depending on the specific nature of the risk being hedged. During 2012, 2011 and 2010, APCo, I&M and OPCo designated power, coal and natural gas derivatives as cash flow hedges.

The Registrant Subsidiaries reclassify gains and losses on heating oil and gasoline derivative contracts designated as cash flow hedges from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Other Operation expense, Maintenance expense or Depreciation and Amortization expense, as it relates to capital projects, on the statements of income. During 2012, 2011 and 2010, the Registrant Subsidiaries designated heating oil and gasoline derivatives as cash flow hedges.

The Registrant Subsidiaries reclassify gains and losses on interest rate derivative hedges related to debt financings from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Interest Expense on the statements of income in those periods in which hedged interest payments occur. During 2012, I&M and SWEPCo designated interest rate derivatives as cash flow hedges. During 2011, APCo, I&M and SWEPCo designated interest rate derivatives as cash flow hedges. During 2010, APCo and PSO designated interest rate derivatives as cash flow hedges.

The accumulated gains or losses related to foreign currency hedges are reclassified from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Depreciation and Amortization expense on the statements of income over the depreciable lives of the fixed assets designated as the hedged items in qualifying foreign currency hedging relationships. During 2012, 2011 and 2010, SWEPCo designated foreign currency derivatives as cash flow hedges.

During 2012, 2011 and 2010, hedge ineffectiveness was immaterial or nonexistent for all of the hedge strategies disclosed above.

The following tables provide details on designated, effective cash flow hedges included in Accumulated Other Comprehensive Income (Loss) on the balance sheets and the reasons for changes in cash flow hedges for the years ended December 31, 2012, 2011 and 2010. All amounts in the following tables are presented net of related income taxes.

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2012

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)
Changes in Fair Value Recognized in AOCI	(1,310)	(987)	(2,002)	104	100
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$(644)	$(446)	$(912)	$21	$22

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)
Changes in Fair Value Recognized in AOCI	-	(5,777)	-	-	(2,778)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Balance in AOCI as of December 31, 2012	$2,077	$(19,647)	$8,095	$6,460	$(15,571)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)
Changes in Fair Value Recognized in AOCI	(1,310)	(6,764)	(2,002)	104	(2,678)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$1,433	$(20,093)	$7,183	$6,481	$(15,549)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2011

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82
Changes in Fair Value Recognized in AOCI	(2,077)	(1,294)	(2,748)	108	102
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)
Changes in Fair Value Recognized in AOCI	(373)	(6,913)	-	(475)	(12,438)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)
Changes in Fair Value Recognized in AOCI	(2,450)	(8,207)	(2,748)	(367)	(12,336)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2010

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(743)	$(382)	$(742)	$(78)	$112
Changes in Fair Value Recognized in AOCI	(1,450)	(901)	(1,958)	77	69
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(44)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(6,450)	$(9,514)	$12,172	$(521)	$(5,047)
Changes in Fair Value Recognized in AOCI	5,042	-	-	8,813	(74)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	21
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(7,193)	$(9,896)	$11,430	$(599)	$(4,935)
Changes in Fair Value Recognized in AOCI	3,592	(901)	(1,958)	8,890	(5)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(23)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)

(a)       Represents realized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Cash flow hedges included in Accumulated Other Comprehensive Income (Loss) on the balance sheets as of December 31, 2012 and 2011 were:

Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2012

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$302	$-	$1,355	$-	$(644)	$2,077
I&M	200	-	931	19,524	(446)	(19,647)
OPCo	416	-	1,903	-	(912)	8,095
PSO	25	-	-	-	21	6,460
SWEPCo	24	-	-	-	22	(15,571)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
			Maximum Term for
		Interest Rate	Exposure to
		and Foreign	Variability of Future
Company	Commodity	Currency	Cash Flows
	(in thousands)		(in months)
APCo	$(507)	$(1,013)	17
I&M	(355)	(1,600)	17
OPCo	(720)	1,359	17
PSO	21	759	12
SWEPCo	22	(2,267)	12

Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2011

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$431	$-	$2,418	$-	$(1,309)	$1,024
I&M	277	-	1,523	10,637	(819)	(14,465)
OPCo	584	-	3,239	-	(1,748)	9,454
PSO	-	-	107	-	(69)	7,218
SWEPCo	-	3	97	19,143	(62)	(15,462)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
		Interest Rate
		and Foreign
Company	Commodity	Currency
	(in thousands)
APCo	$(1,140)	$(1,052)
I&M	(712)	(595)
OPCo	(1,518)	1,359
PSO	(70)	759
SWEPCo	(63)	(1,864)

(a)       Hedging Assets and Hedging Liabilities are included in Risk Management Assets and Liabilities on the balance sheets.

The actual amounts reclassified from Accumulated Other Comprehensive Income (Loss) to Net Income can differ from the estimate above due to market price changes.

Credit Risk

AEPSC, on behalf of the Registrant Subsidiaries, limits credit risk in their wholesale marketing and trading activities by assessing the creditworthiness of potential counterparties before entering into transactions with them and continuing to evaluate their creditworthiness on an ongoing basis. AEPSC, on behalf of the Registrant Subsidiaries, uses Moody's, Standard and Poor's and current market-based qualitative and quantitative data as well as financial statements to assess the financial health of counterparties on an ongoing basis.

AEPSC, on behalf of the Registrant Subsidiaries, uses standardized master agreements which may include collateral requirements. These master agreements facilitate the netting of cash flows associated with a single counterparty. Cash, letters of credit and parental/affiliate guarantees may be obtained as security from counterparties in order to mitigate credit risk. The collateral agreements require a counterparty to post cash or letters of credit in the event an exposure exceeds the established threshold. The threshold represents an unsecured credit limit which may be supported by a parental/affiliate guaranty, as determined in accordance with AEP's credit policy. In addition, collateral agreements allow for termination and liquidation of all positions in the event of a failure or inability to post collateral.

Collateral Triggering Events

Under the tariffs of the RTOs and Independent System Operators (ISOs) and a limited number of derivative and non-derivative contracts primarily related to competitive retail auction loads, the Registrant Subsidiaries are obligated to post an additional amount of collateral if certain credit ratings decline below investment grade. The amount of collateral required fluctuates based on market prices and total exposure. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these collateral triggering items in contracts. The Registrant Subsidiaries have not experienced a downgrade below investment grade. The following tables represent: (a) the Registrant Subsidiaries' fair values of such derivative contracts, (b) the amount of collateral the Registrant Subsidiaries would have been required to post for all derivative and non-derivative contracts if credit ratings of the Registrant Subsidiaries had declined below investment grade and (c) how much was attributable to RTO and ISO activities as of December 31, 2012 and 2011:

	December 31, 2012
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$2,159	$3,699	$3,510
I&M	1,483	2,540	2,411
OPCo	3,034	5,198	4,933
PSO	-	1,509	1,429
SWEPCo	-	1,778	1,683

	December 31, 2011
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$10,007	$6,211	$6,211
I&M	6,418	3,983	3,983
OPCo	13,550	8,410	8,410
PSO	-	856	414
SWEPCo	-	1,128	522

As of December 31, 2012 and 2011, the Registrant Subsidiaries were not required to post any collateral.

In addition, a majority of the Registrant Subsidiaries' non-exchange traded commodity contracts contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding payable. These cross-default provisions could be triggered if there was a non-performance event by Parent or the obligor under outstanding debt or a third party obligation in excess of $50 million. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these cross-default provisions in the contracts. The following tables represent: (a) the fair value of these derivative liabilities subject to cross-default provisions prior to consideration of contractual netting arrangements, (b) the amount this exposure has been reduced by cash collateral posted by the Registrant Subsidiaries and (c) if a cross-default provision would have been triggered, the settlement amount that would be required after considering the Registrant Subsidiaries' contractual netting arrangements as of December 31, 2012 and 2011:

	December 31, 2012
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$49,465	$1,822	$30,160
I&M	53,499	1,252	40,240
OPCo	69,516	2,561	42,386
PSO	-	-	-
SWEPCo	-	-	-

	December 31, 2011
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$76,868	$8,107	$27,603
I&M	59,936	5,200	28,339
OPCo	104,091	10,978	37,380
PSO	142	-	61
SWEPCo	19,322	-	19,220

Indiana Michigan Power Co [Member]
Derivatives and Hedging

8. DERIVATIVES AND HEDGING

OBJECTIVES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS

The Registrant Subsidiaries are exposed to certain market risks as major power producers and marketers of wholesale electricity, coal and emission allowances. These risks include commodity price risk, interest rate risk, credit risk and, to a lesser extent, foreign currency exchange risk. These risks represent the risk of loss that may impact the Registrant Subsidiaries due to changes in the underlying market prices or rates. AEPSC, on behalf of the Registrant Subsidiaries, manages these risks using derivative instruments.

STRATEGIES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS TO ACHIEVE OBJECTIVES

Risk Management Strategies

The strategy surrounding the use of derivative instruments primarily focuses on managing risk exposures, future cash flows and creating value utilizing both economic and formal hedging strategies. The risk management strategies also include the use of derivative instruments for trading purposes, focusing on seizing market opportunities to create value driven by expected changes in the market prices of the commodities in which AEPSC transacts on behalf of the Registrant Subsidiaries. To accomplish these objectives, AEPSC, on behalf of the Registrant Subsidiaries, primarily employs risk management contracts including physical and financial forward purchase-and-sale contracts and, to a lesser extent, OTC swaps and options. Not all risk management contracts meet the definition of a derivative under the accounting guidance for “Derivatives and Hedging.” Derivative risk management contracts elected normal under the normal purchases and normal sales scope exception are not subject to the requirements of this accounting guidance.

AEPSC, on behalf of the Registrant Subsidiaries, enters into power, coal, natural gas, interest rate and, to a lesser degree, heating oil and gasoline, emission allowance and other commodity contracts to manage the risk associated with the energy business. AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative contracts in order to manage the interest rate exposure associated with the Registrant Subsidiaries' commodity portfolio. For disclosure purposes, such risks are grouped as “Commodity,” as these risks are related to energy risk management activities. AEPSC, on behalf of the Registrant Subsidiaries, also engages in risk management of interest rate risk associated with debt financing and foreign currency risk associated with future purchase obligations denominated in foreign currencies. For disclosure purposes, these risks are grouped as “Interest Rate and Foreign Currency.” The amount of risk taken is determined by the Commercial Operations and Finance groups in accordance with established risk management policies as approved by the Finance Committee of AEP's Board of Directors.

The following tables represent the gross notional volume of the Registrant Subsidiaries' outstanding derivative contracts as of December 31, 2012 and 2011:

Notional Volume of Derivative Instruments
December 31, 2012

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	94,059	64,791	132,188	-	-
Coal	Tons	1,401	2,711	3,033	1,980	1,312
Natural Gas	MMBtus	10,077	6,922	14,163	-	-
Heating Oil and
Gasoline	Gallons	1,050	532	1,260	616	585
Interest Rate	USD	$24,146	$16,584	$33,934	$-	$-

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$-

Notional Volume of Derivative Instruments
December 31, 2011

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	169,459	109,326	229,468	39	49
Coal	Tons	3,714	1,920	8,337	3,574	2,974
Natural Gas	MMBtus	7,923	5,081	10,728	115	145
Heating Oil and
Gasoline	Gallons	1,057	525	1,254	618	569
Interest Rate	USD	$31,029	$19,890	$42,093	$175	$203

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$200,069

Fair Value Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative transactions as part of an overall strategy to manage the mix of fixed-rate and floating-rate debt. Certain interest rate derivative transactions effectively modify an exposure to interest rate risk by converting a portion of fixed-rate debt to a floating rate. Provided specific criteria are met, these interest rate derivatives are designated as fair value hedges.

Cash Flow Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into and designates as cash flow hedges certain derivative transactions for the purchase and sale of power, coal, natural gas and heating oil and gasoline (“Commodity”) in order to manage the variable price risk related to the forecasted purchase and sale of these commodities. Management monitors the potential impacts of commodity price changes and, where appropriate, enters into derivative transactions to protect profit margins for a portion of future electricity sales and fuel or energy purchases. The Registrant Subsidiaries do not hedge all commodity price risk.

The Registrant Subsidiaries' vehicle fleet is exposed to gasoline and diesel fuel price volatility. AEPSC, on behalf of the Registrant Subsidiaries, enters into financial heating oil and gasoline derivative contracts in order to mitigate price risk of future fuel purchases. For disclosure purposes, these contracts are included with other hedging activities as “Commodity.” The Registrant Subsidiaries do not hedge all fuel price risk.

AEPSC, on behalf of the Registrant Subsidiaries, enters into a variety of interest rate derivative transactions in order to manage interest rate risk exposure. Some interest rate derivative transactions effectively modify exposure to interest rate risk by converting a portion of floating-rate debt to a fixed rate. AEPSC, on behalf of the Registrant Subsidiaries, also enters into interest rate derivative contracts to manage interest rate exposure related to future borrowings of fixed-rate debt. The forecasted fixed-rate debt offerings have a high probability of occurrence as the proceeds will be used to fund existing debt maturities and projected capital expenditures. The Registrant Subsidiaries do not hedge all interest rate exposure.

At times, the Registrant Subsidiaries are exposed to foreign currency exchange rate risks primarily when some fixed assets are purchased from foreign suppliers. In accordance with AEP's risk management policy, AEPSC, on behalf of the Registrant Subsidiaries, may enter into foreign currency derivative transactions to protect against the risk of increased cash outflows resulting from a foreign currency's appreciation against the dollar. The Registrant Subsidiaries do not hedge all foreign currency exposure.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND THE IMPACT ON THE FINANCIAL STATEMENTS

The accounting guidance for “Derivatives and Hedging” requires recognition of all qualifying derivative instruments as either assets or liabilities on the balance sheet at fair value. The fair values of derivative instruments accounted for using MTM accounting or hedge accounting are based on exchange prices and broker quotes. If a quoted market price is not available, the estimate of fair value is based on the best information available including valuation models that estimate future energy prices based on existing market and broker quotes, supply and demand market data and assumptions. In order to determine the relevant fair values of the derivative instruments, the Registrant Subsidiaries also apply valuation adjustments for discounting, liquidity and credit quality.

Credit risk is the risk that a counterparty will fail to perform on the contract or fail to pay amounts due. Liquidity risk represents the risk that imperfections in the market will cause the price to vary from estimated fair value based upon prevailing market supply and demand conditions. Since energy markets are imperfect and volatile, there are inherent risks related to the underlying assumptions in models used to fair value risk management contracts. Unforeseen events may cause reasonable price curves to differ from actual price curves throughout a contract's term and at the time a contract settles. Consequently, there could be significant adverse or favorable effects on future net income and cash flows if market prices are not consistent with management's estimates of current market consensus for forward prices in the current period. This is particularly true for longer term contracts. Cash flows may vary based on market conditions, margin requirements and the timing of settlement of risk management contracts.

According to the accounting guidance for “Derivatives and Hedging,” the Registrant Subsidiaries reflect the fair values of derivative instruments subject to netting agreements with the same counterparty net of related cash collateral. For certain risk management contracts, the Registrant Subsidiaries are required to post or receive cash collateral based on third party contractual agreements and risk profiles. For the December 31, 2012 and 2011 balance sheets, the Registrant Subsidiaries netted cash collateral received from third parties against short-term and long-term risk management assets and cash collateral paid to third parties against short-term and long-term risk management liabilities as follows:

	December 31,
	2012		2011
	Cash Collateral	Cash Collateral	Cash Collateral	Cash Collateral
	Received	Paid	Received	Paid
	Netted Against	Netted Against	Netted Against	Netted Against
	Risk Management	Risk Management	Risk Management	Risk Management
Company	Assets	Liabilities	Assets	Liabilities
	(in thousands)
APCo	$1,262	$11,029	$4,291	$28,964
I&M	867	7,576	2,752	18,547
OPCo	1,774	15,500	5,810	39,183
PSO	-	-	53	130
SWEPCo	-	-	66	124

The following tables represent the gross fair value of the Registrant Subsidiaries' derivative activity on the balance sheets as of December 31, 2012 and 2011:

Fair Value of Derivative Instruments
December 31, 2012

I&M
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (b)	Position (d)

	(in thousands)
Current Risk Management Assets	$93,268	$220	$-	$93,488	$(66,514)	$26,974
Long-term Risk Management Assets	41,553	148	-	41,701	(18,132)	23,569
Total Assets	134,821	368	-	135,189	(84,646)	50,543

Current Risk Management Liabilities	82,433	807	19,524	102,764	(71,247)	31,517
Long-term Risk Management Liabilities	33,714	292	-	34,006	(20,108)	13,898
Total Liabilities	116,147	1,099	19,524	136,770	(91,355)	45,415

Total MTM Derivative Contract Net
Assets (Liabilities)	$18,674	$(731)	$(19,524)	$(1,581)	$6,709	$5,128

Fair Value of Derivative Instruments
December 31, 2011

I&M
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (c)	Position (d)

	(in thousands)
Current Risk Management Assets	$154,628	$667	$-	$155,295	$(123,143)	$32,152
Long-term Risk Management Assets	68,047	58	-	68,105	(38,743)	29,362
Total Assets	222,675	725	-	223,400	(161,886)	61,514

Current Risk Management Liabilities	149,466	1,747	-	151,213	(134,233)	16,980
Long-term Risk Management Liabilities	52,441	224	10,637	63,302	(44,431)	18,871
Total Liabilities	201,907	1,971	10,637	214,515	(178,664)	35,851

Total MTM Derivative Contract Net
Assets (Liabilities)	$20,768	$(1,246)	$(10,637)	$8,885	$16,778	$25,663

(a) Derivative instruments within these categories are reported gross. These instruments are subject to master netting agreements and are presented on the balance sheets on a net basis in accordance with the accounting guidance for "Derivatives and Hedging."

(b) Amounts include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging."

(c) Amounts primarily include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging." Amounts also include de-designated risk management contracts.

(d) There are no derivative contracts subject to a master netting arrangement or similar agreement which are not offset in the statement of financial position.

The tables below present the Registrant Subsidiaries' activity of derivative risk management contracts for the years ended December 31, 2012, 2011 and 2010:

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2012

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$(1,149)	$11,437	$11,978	$163	$398
Sales to AEP Affiliates	-	-	-	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(7,835)	(9,204)	(14,104)	(5,304)	(6,274)
Regulatory Liabilities (a)	7,314	(889)	-	(19)	(13)
Total Gain (Loss) on Risk Management
Contracts	$(1,670)	$1,344	$(2,126)	$(5,160)	$(5,889)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2011

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$2,843	$12,786	$27,292	$297	$547
Sales to AEP Affiliates	154	92	196	3	4
Fuel and Other Consumables Used for
Electric Generation	-	-	(2)	-	-
Regulatory Assets (a)	373	(1,470)	(17,928)	(1,421)	(1,709)
Regulatory Liabilities (a)	2,552	(5,178)	(105)	708	(118)
Total Gain (Loss) on Risk Management
Contracts	$5,922	$6,230	$9,453	$(413)	$(1,276)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2010

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$5,057	$21,834	$40,893	$3,156	$3,880
Sales to AEP Affiliates	(2,379)	(2,471)	5,043	(794)	(1,523)
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(372)	(186)	(5,788)	46	(2,902)
Regulatory Liabilities (a)	27,790	8,217	3,451	878	351
Total Gain (Loss) on Risk Management
Contracts	$30,096	$27,394	$43,599	$3,286	$(194)

(a)       Represents realized and unrealized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Certain qualifying derivative instruments have been designated as normal purchase or normal sale contracts, as provided in the accounting guidance for “Derivatives and Hedging.” Derivative contracts that have been designated as normal purchases or normal sales under that accounting guidance are not subject to MTM accounting treatment and are recognized on the statements of income on an accrual basis.

The accounting for the changes in the fair value of a derivative instrument depends on whether it qualifies for and has been designated as part of a hedging relationship and further, on the type of hedging relationship. Depending on the exposure, management designates a hedging instrument as a fair value hedge or a cash flow hedge.

For contracts that have not been designated as part of a hedging relationship, the accounting for changes in fair value depends on whether the derivative instrument is held for trading purposes. Unrealized and realized gains and losses on derivative instruments held for trading purposes are included in revenues on a net basis on the statements of income. Unrealized and realized gains and losses on derivative instruments not held for trading purposes are included in revenues or expenses on the statements of income depending on the relevant facts and circumstances. However, unrealized and some realized gains and losses in regulated jurisdictions (APCo, I&M, PSO and SWEPCo) for both trading and non-trading derivative instruments are recorded as regulatory assets (for losses) or regulatory liabilities (for gains) in accordance with the accounting guidance for “Regulated Operations.”

Accounting for Fair Value Hedging Strategies

For fair value hedges (i.e. hedging the exposure to changes in the fair value of an asset, liability or an identified portion thereof attributable to a particular risk), the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item associated with the hedged risk impacts Net Income during the period of change.

The Registrant Subsidiaries record realized and unrealized gains or losses on interest rate swaps that qualify for fair value hedge accounting treatment and any offsetting changes in the fair value of the debt being hedged in Interest Expense on the statements of income. During 2012, 2011 and 2010, the Registrant Subsidiaries did not employ any fair value hedging strategies.

Accounting for Cash Flow Hedging Strategies

For cash flow hedges (i.e. hedging the exposure to variability in expected future cash flows attributable to a particular risk), the Registrant Subsidiaries initially report the effective portion of the gain or loss on the derivative instrument as a component of Accumulated Other Comprehensive Income (Loss) on the balance sheets until the period the hedged item affects Net Income. The Registrant Subsidiaries recognize any hedge ineffectiveness in Net Income immediately during the period of change, except in regulated jurisdictions where hedge ineffectiveness is recorded as a regulatory asset (for losses) or a regulatory liability (for gains).

Realized gains and losses on derivative contracts for the purchase and sale of power, coal and natural gas designated as cash flow hedges are included in Revenues, Fuel and Other Consumables Used for Electric Generation or Purchased Electricity for Resale on the statements of income or in Regulatory Assets or Regulatory Liabilities on the balance sheets, depending on the specific nature of the risk being hedged. During 2012, 2011 and 2010, APCo, I&M and OPCo designated power, coal and natural gas derivatives as cash flow hedges.

The Registrant Subsidiaries reclassify gains and losses on heating oil and gasoline derivative contracts designated as cash flow hedges from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Other Operation expense, Maintenance expense or Depreciation and Amortization expense, as it relates to capital projects, on the statements of income. During 2012, 2011 and 2010, the Registrant Subsidiaries designated heating oil and gasoline derivatives as cash flow hedges.

The Registrant Subsidiaries reclassify gains and losses on interest rate derivative hedges related to debt financings from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Interest Expense on the statements of income in those periods in which hedged interest payments occur. During 2012, I&M and SWEPCo designated interest rate derivatives as cash flow hedges. During 2011, APCo, I&M and SWEPCo designated interest rate derivatives as cash flow hedges. During 2010, APCo and PSO designated interest rate derivatives as cash flow hedges.

The accumulated gains or losses related to foreign currency hedges are reclassified from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Depreciation and Amortization expense on the statements of income over the depreciable lives of the fixed assets designated as the hedged items in qualifying foreign currency hedging relationships. During 2012, 2011 and 2010, SWEPCo designated foreign currency derivatives as cash flow hedges.

During 2012, 2011 and 2010, hedge ineffectiveness was immaterial or nonexistent for all of the hedge strategies disclosed above.

The following tables provide details on designated, effective cash flow hedges included in Accumulated Other Comprehensive Income (Loss) on the balance sheets and the reasons for changes in cash flow hedges for the years ended December 31, 2012, 2011 and 2010. All amounts in the following tables are presented net of related income taxes.

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2012

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)
Changes in Fair Value Recognized in AOCI	(1,310)	(987)	(2,002)	104	100
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$(644)	$(446)	$(912)	$21	$22

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)
Changes in Fair Value Recognized in AOCI	-	(5,777)	-	-	(2,778)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Balance in AOCI as of December 31, 2012	$2,077	$(19,647)	$8,095	$6,460	$(15,571)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)
Changes in Fair Value Recognized in AOCI	(1,310)	(6,764)	(2,002)	104	(2,678)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$1,433	$(20,093)	$7,183	$6,481	$(15,549)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2011

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82
Changes in Fair Value Recognized in AOCI	(2,077)	(1,294)	(2,748)	108	102
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)
Changes in Fair Value Recognized in AOCI	(373)	(6,913)	-	(475)	(12,438)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)
Changes in Fair Value Recognized in AOCI	(2,450)	(8,207)	(2,748)	(367)	(12,336)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2010

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(743)	$(382)	$(742)	$(78)	$112
Changes in Fair Value Recognized in AOCI	(1,450)	(901)	(1,958)	77	69
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(44)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(6,450)	$(9,514)	$12,172	$(521)	$(5,047)
Changes in Fair Value Recognized in AOCI	5,042	-	-	8,813	(74)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	21
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(7,193)	$(9,896)	$11,430	$(599)	$(4,935)
Changes in Fair Value Recognized in AOCI	3,592	(901)	(1,958)	8,890	(5)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(23)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)

(a)       Represents realized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Cash flow hedges included in Accumulated Other Comprehensive Income (Loss) on the balance sheets as of December 31, 2012 and 2011 were:

Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2012

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$302	$-	$1,355	$-	$(644)	$2,077
I&M	200	-	931	19,524	(446)	(19,647)
OPCo	416	-	1,903	-	(912)	8,095
PSO	25	-	-	-	21	6,460
SWEPCo	24	-	-	-	22	(15,571)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
			Maximum Term for
		Interest Rate	Exposure to
		and Foreign	Variability of Future
Company	Commodity	Currency	Cash Flows
	(in thousands)		(in months)
APCo	$(507)	$(1,013)	17
I&M	(355)	(1,600)	17
OPCo	(720)	1,359	17
PSO	21	759	12
SWEPCo	22	(2,267)	12

Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2011

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$431	$-	$2,418	$-	$(1,309)	$1,024
I&M	277	-	1,523	10,637	(819)	(14,465)
OPCo	584	-	3,239	-	(1,748)	9,454
PSO	-	-	107	-	(69)	7,218
SWEPCo	-	3	97	19,143	(62)	(15,462)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
		Interest Rate
		and Foreign
Company	Commodity	Currency
	(in thousands)
APCo	$(1,140)	$(1,052)
I&M	(712)	(595)
OPCo	(1,518)	1,359
PSO	(70)	759
SWEPCo	(63)	(1,864)

(a)       Hedging Assets and Hedging Liabilities are included in Risk Management Assets and Liabilities on the balance sheets.

The actual amounts reclassified from Accumulated Other Comprehensive Income (Loss) to Net Income can differ from the estimate above due to market price changes.

Credit Risk

AEPSC, on behalf of the Registrant Subsidiaries, limits credit risk in their wholesale marketing and trading activities by assessing the creditworthiness of potential counterparties before entering into transactions with them and continuing to evaluate their creditworthiness on an ongoing basis. AEPSC, on behalf of the Registrant Subsidiaries, uses Moody's, Standard and Poor's and current market-based qualitative and quantitative data as well as financial statements to assess the financial health of counterparties on an ongoing basis.

AEPSC, on behalf of the Registrant Subsidiaries, uses standardized master agreements which may include collateral requirements. These master agreements facilitate the netting of cash flows associated with a single counterparty. Cash, letters of credit and parental/affiliate guarantees may be obtained as security from counterparties in order to mitigate credit risk. The collateral agreements require a counterparty to post cash or letters of credit in the event an exposure exceeds the established threshold. The threshold represents an unsecured credit limit which may be supported by a parental/affiliate guaranty, as determined in accordance with AEP's credit policy. In addition, collateral agreements allow for termination and liquidation of all positions in the event of a failure or inability to post collateral.

Collateral Triggering Events

Under the tariffs of the RTOs and Independent System Operators (ISOs) and a limited number of derivative and non-derivative contracts primarily related to competitive retail auction loads, the Registrant Subsidiaries are obligated to post an additional amount of collateral if certain credit ratings decline below investment grade. The amount of collateral required fluctuates based on market prices and total exposure. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these collateral triggering items in contracts. The Registrant Subsidiaries have not experienced a downgrade below investment grade. The following tables represent: (a) the Registrant Subsidiaries' fair values of such derivative contracts, (b) the amount of collateral the Registrant Subsidiaries would have been required to post for all derivative and non-derivative contracts if credit ratings of the Registrant Subsidiaries had declined below investment grade and (c) how much was attributable to RTO and ISO activities as of December 31, 2012 and 2011:

	December 31, 2012
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$2,159	$3,699	$3,510
I&M	1,483	2,540	2,411
OPCo	3,034	5,198	4,933
PSO	-	1,509	1,429
SWEPCo	-	1,778	1,683

	December 31, 2011
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$10,007	$6,211	$6,211
I&M	6,418	3,983	3,983
OPCo	13,550	8,410	8,410
PSO	-	856	414
SWEPCo	-	1,128	522

As of December 31, 2012 and 2011, the Registrant Subsidiaries were not required to post any collateral.

In addition, a majority of the Registrant Subsidiaries' non-exchange traded commodity contracts contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding payable. These cross-default provisions could be triggered if there was a non-performance event by Parent or the obligor under outstanding debt or a third party obligation in excess of $50 million. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these cross-default provisions in the contracts. The following tables represent: (a) the fair value of these derivative liabilities subject to cross-default provisions prior to consideration of contractual netting arrangements, (b) the amount this exposure has been reduced by cash collateral posted by the Registrant Subsidiaries and (c) if a cross-default provision would have been triggered, the settlement amount that would be required after considering the Registrant Subsidiaries' contractual netting arrangements as of December 31, 2012 and 2011:

	December 31, 2012
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$49,465	$1,822	$30,160
I&M	53,499	1,252	40,240
OPCo	69,516	2,561	42,386
PSO	-	-	-
SWEPCo	-	-	-

	December 31, 2011
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$76,868	$8,107	$27,603
I&M	59,936	5,200	28,339
OPCo	104,091	10,978	37,380
PSO	142	-	61
SWEPCo	19,322	-	19,220

Ohio Power Co [Member]
Derivatives and Hedging

8. DERIVATIVES AND HEDGING

OBJECTIVES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS

The Registrant Subsidiaries are exposed to certain market risks as major power producers and marketers of wholesale electricity, coal and emission allowances. These risks include commodity price risk, interest rate risk, credit risk and, to a lesser extent, foreign currency exchange risk. These risks represent the risk of loss that may impact the Registrant Subsidiaries due to changes in the underlying market prices or rates. AEPSC, on behalf of the Registrant Subsidiaries, manages these risks using derivative instruments.

STRATEGIES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS TO ACHIEVE OBJECTIVES

Risk Management Strategies

The strategy surrounding the use of derivative instruments primarily focuses on managing risk exposures, future cash flows and creating value utilizing both economic and formal hedging strategies. The risk management strategies also include the use of derivative instruments for trading purposes, focusing on seizing market opportunities to create value driven by expected changes in the market prices of the commodities in which AEPSC transacts on behalf of the Registrant Subsidiaries. To accomplish these objectives, AEPSC, on behalf of the Registrant Subsidiaries, primarily employs risk management contracts including physical and financial forward purchase-and-sale contracts and, to a lesser extent, OTC swaps and options. Not all risk management contracts meet the definition of a derivative under the accounting guidance for “Derivatives and Hedging.” Derivative risk management contracts elected normal under the normal purchases and normal sales scope exception are not subject to the requirements of this accounting guidance.

AEPSC, on behalf of the Registrant Subsidiaries, enters into power, coal, natural gas, interest rate and, to a lesser degree, heating oil and gasoline, emission allowance and other commodity contracts to manage the risk associated with the energy business. AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative contracts in order to manage the interest rate exposure associated with the Registrant Subsidiaries' commodity portfolio. For disclosure purposes, such risks are grouped as “Commodity,” as these risks are related to energy risk management activities. AEPSC, on behalf of the Registrant Subsidiaries, also engages in risk management of interest rate risk associated with debt financing and foreign currency risk associated with future purchase obligations denominated in foreign currencies. For disclosure purposes, these risks are grouped as “Interest Rate and Foreign Currency.” The amount of risk taken is determined by the Commercial Operations and Finance groups in accordance with established risk management policies as approved by the Finance Committee of AEP's Board of Directors.

The following tables represent the gross notional volume of the Registrant Subsidiaries' outstanding derivative contracts as of December 31, 2012 and 2011:

Notional Volume of Derivative Instruments
December 31, 2012

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	94,059	64,791	132,188	-	-
Coal	Tons	1,401	2,711	3,033	1,980	1,312
Natural Gas	MMBtus	10,077	6,922	14,163	-	-
Heating Oil and
Gasoline	Gallons	1,050	532	1,260	616	585
Interest Rate	USD	$24,146	$16,584	$33,934	$-	$-

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$-

Notional Volume of Derivative Instruments
December 31, 2011

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	169,459	109,326	229,468	39	49
Coal	Tons	3,714	1,920	8,337	3,574	2,974
Natural Gas	MMBtus	7,923	5,081	10,728	115	145
Heating Oil and
Gasoline	Gallons	1,057	525	1,254	618	569
Interest Rate	USD	$31,029	$19,890	$42,093	$175	$203

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$200,069

Fair Value Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative transactions as part of an overall strategy to manage the mix of fixed-rate and floating-rate debt. Certain interest rate derivative transactions effectively modify an exposure to interest rate risk by converting a portion of fixed-rate debt to a floating rate. Provided specific criteria are met, these interest rate derivatives are designated as fair value hedges.

Cash Flow Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into and designates as cash flow hedges certain derivative transactions for the purchase and sale of power, coal, natural gas and heating oil and gasoline (“Commodity”) in order to manage the variable price risk related to the forecasted purchase and sale of these commodities. Management monitors the potential impacts of commodity price changes and, where appropriate, enters into derivative transactions to protect profit margins for a portion of future electricity sales and fuel or energy purchases. The Registrant Subsidiaries do not hedge all commodity price risk.

The Registrant Subsidiaries' vehicle fleet is exposed to gasoline and diesel fuel price volatility. AEPSC, on behalf of the Registrant Subsidiaries, enters into financial heating oil and gasoline derivative contracts in order to mitigate price risk of future fuel purchases. For disclosure purposes, these contracts are included with other hedging activities as “Commodity.” The Registrant Subsidiaries do not hedge all fuel price risk.

AEPSC, on behalf of the Registrant Subsidiaries, enters into a variety of interest rate derivative transactions in order to manage interest rate risk exposure. Some interest rate derivative transactions effectively modify exposure to interest rate risk by converting a portion of floating-rate debt to a fixed rate. AEPSC, on behalf of the Registrant Subsidiaries, also enters into interest rate derivative contracts to manage interest rate exposure related to future borrowings of fixed-rate debt. The forecasted fixed-rate debt offerings have a high probability of occurrence as the proceeds will be used to fund existing debt maturities and projected capital expenditures. The Registrant Subsidiaries do not hedge all interest rate exposure.

At times, the Registrant Subsidiaries are exposed to foreign currency exchange rate risks primarily when some fixed assets are purchased from foreign suppliers. In accordance with AEP's risk management policy, AEPSC, on behalf of the Registrant Subsidiaries, may enter into foreign currency derivative transactions to protect against the risk of increased cash outflows resulting from a foreign currency's appreciation against the dollar. The Registrant Subsidiaries do not hedge all foreign currency exposure.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND THE IMPACT ON THE FINANCIAL STATEMENTS

The accounting guidance for “Derivatives and Hedging” requires recognition of all qualifying derivative instruments as either assets or liabilities on the balance sheet at fair value. The fair values of derivative instruments accounted for using MTM accounting or hedge accounting are based on exchange prices and broker quotes. If a quoted market price is not available, the estimate of fair value is based on the best information available including valuation models that estimate future energy prices based on existing market and broker quotes, supply and demand market data and assumptions. In order to determine the relevant fair values of the derivative instruments, the Registrant Subsidiaries also apply valuation adjustments for discounting, liquidity and credit quality.

Credit risk is the risk that a counterparty will fail to perform on the contract or fail to pay amounts due. Liquidity risk represents the risk that imperfections in the market will cause the price to vary from estimated fair value based upon prevailing market supply and demand conditions. Since energy markets are imperfect and volatile, there are inherent risks related to the underlying assumptions in models used to fair value risk management contracts. Unforeseen events may cause reasonable price curves to differ from actual price curves throughout a contract's term and at the time a contract settles. Consequently, there could be significant adverse or favorable effects on future net income and cash flows if market prices are not consistent with management's estimates of current market consensus for forward prices in the current period. This is particularly true for longer term contracts. Cash flows may vary based on market conditions, margin requirements and the timing of settlement of risk management contracts.

According to the accounting guidance for “Derivatives and Hedging,” the Registrant Subsidiaries reflect the fair values of derivative instruments subject to netting agreements with the same counterparty net of related cash collateral. For certain risk management contracts, the Registrant Subsidiaries are required to post or receive cash collateral based on third party contractual agreements and risk profiles. For the December 31, 2012 and 2011 balance sheets, the Registrant Subsidiaries netted cash collateral received from third parties against short-term and long-term risk management assets and cash collateral paid to third parties against short-term and long-term risk management liabilities as follows:

	December 31,
	2012		2011
	Cash Collateral	Cash Collateral	Cash Collateral	Cash Collateral
	Received	Paid	Received	Paid
	Netted Against	Netted Against	Netted Against	Netted Against
	Risk Management	Risk Management	Risk Management	Risk Management
Company	Assets	Liabilities	Assets	Liabilities
	(in thousands)
APCo	$1,262	$11,029	$4,291	$28,964
I&M	867	7,576	2,752	18,547
OPCo	1,774	15,500	5,810	39,183
PSO	-	-	53	130
SWEPCo	-	-	66	124

The following tables represent the gross fair value of the Registrant Subsidiaries' derivative activity on the balance sheets as of December 31, 2012 and 2011:

Fair Value of Derivative Instruments
December 31, 2012

OPCo
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (b)	Position (d)

	(in thousands)
Current Risk Management Assets	$183,064	$464	$-	$183,528	$(139,215)	$44,313
Long-term Risk Management Assets	85,023	303	-	85,326	(37,038)	48,288
Total Assets	268,087	767	-	268,854	(176,253)	92,601

Current Risk Management Liabilities	171,397	1,658	-	173,055	(148,900)	24,155
Long-term Risk Management Liabilities	66,448	596	-	67,044	(41,079)	25,965
Total Liabilities	237,845	2,254	-	240,099	(189,979)	50,120

Total MTM Derivative Contract Net
Assets (Liabilities)	$30,242	$(1,487)	$-	$28,755	$13,726	$42,481

Fair Value of Derivative Instruments
December 31, 2011

OPCo
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (c)	Position (d)

	(in thousands)
Current Risk Management Assets	$325,904	$1,409	$-	$327,313	$(273,020)	$54,293
Long-term Risk Management Assets	136,519	122	-	136,641	(83,027)	53,614
Total Assets	462,423	1,531	-	463,954	(356,047)	107,907

Current Risk Management Liabilities	329,307	3,712	-	333,019	(296,458)	36,561
Long-term Risk Management Liabilities	112,454	474	-	112,928	(95,038)	17,890
Total Liabilities	441,761	4,186	-	445,947	(391,496)	54,451

Total MTM Derivative Contract Net
Assets (Liabilities)	$20,662	$(2,655)	$-	$18,007	$35,449	$53,456

(a) Derivative instruments within these categories are reported gross. These instruments are subject to master netting agreements and are presented on the balance sheets on a net basis in accordance with the accounting guidance for "Derivatives and Hedging."

(b) Amounts include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging."

(c) Amounts primarily include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging." Amounts also include de-designated risk management contracts.

(d) There are no derivative contracts subject to a master netting arrangement or similar agreement which are not offset in the statement of financial position.

The tables below present the Registrant Subsidiaries' activity of derivative risk management contracts for the years ended December 31, 2012, 2011 and 2010:

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2012

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$(1,149)	$11,437	$11,978	$163	$398
Sales to AEP Affiliates	-	-	-	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(7,835)	(9,204)	(14,104)	(5,304)	(6,274)
Regulatory Liabilities (a)	7,314	(889)	-	(19)	(13)
Total Gain (Loss) on Risk Management
Contracts	$(1,670)	$1,344	$(2,126)	$(5,160)	$(5,889)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2011

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$2,843	$12,786	$27,292	$297	$547
Sales to AEP Affiliates	154	92	196	3	4
Fuel and Other Consumables Used for
Electric Generation	-	-	(2)	-	-
Regulatory Assets (a)	373	(1,470)	(17,928)	(1,421)	(1,709)
Regulatory Liabilities (a)	2,552	(5,178)	(105)	708	(118)
Total Gain (Loss) on Risk Management
Contracts	$5,922	$6,230	$9,453	$(413)	$(1,276)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2010

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$5,057	$21,834	$40,893	$3,156	$3,880
Sales to AEP Affiliates	(2,379)	(2,471)	5,043	(794)	(1,523)
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(372)	(186)	(5,788)	46	(2,902)
Regulatory Liabilities (a)	27,790	8,217	3,451	878	351
Total Gain (Loss) on Risk Management
Contracts	$30,096	$27,394	$43,599	$3,286	$(194)

(a)       Represents realized and unrealized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Certain qualifying derivative instruments have been designated as normal purchase or normal sale contracts, as provided in the accounting guidance for “Derivatives and Hedging.” Derivative contracts that have been designated as normal purchases or normal sales under that accounting guidance are not subject to MTM accounting treatment and are recognized on the statements of income on an accrual basis.

The accounting for the changes in the fair value of a derivative instrument depends on whether it qualifies for and has been designated as part of a hedging relationship and further, on the type of hedging relationship. Depending on the exposure, management designates a hedging instrument as a fair value hedge or a cash flow hedge.

For contracts that have not been designated as part of a hedging relationship, the accounting for changes in fair value depends on whether the derivative instrument is held for trading purposes. Unrealized and realized gains and losses on derivative instruments held for trading purposes are included in revenues on a net basis on the statements of income. Unrealized and realized gains and losses on derivative instruments not held for trading purposes are included in revenues or expenses on the statements of income depending on the relevant facts and circumstances. However, unrealized and some realized gains and losses in regulated jurisdictions (APCo, I&M, PSO and SWEPCo) for both trading and non-trading derivative instruments are recorded as regulatory assets (for losses) or regulatory liabilities (for gains) in accordance with the accounting guidance for “Regulated Operations.”

Accounting for Fair Value Hedging Strategies

For fair value hedges (i.e. hedging the exposure to changes in the fair value of an asset, liability or an identified portion thereof attributable to a particular risk), the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item associated with the hedged risk impacts Net Income during the period of change.

The Registrant Subsidiaries record realized and unrealized gains or losses on interest rate swaps that qualify for fair value hedge accounting treatment and any offsetting changes in the fair value of the debt being hedged in Interest Expense on the statements of income. During 2012, 2011 and 2010, the Registrant Subsidiaries did not employ any fair value hedging strategies.

Accounting for Cash Flow Hedging Strategies

For cash flow hedges (i.e. hedging the exposure to variability in expected future cash flows attributable to a particular risk), the Registrant Subsidiaries initially report the effective portion of the gain or loss on the derivative instrument as a component of Accumulated Other Comprehensive Income (Loss) on the balance sheets until the period the hedged item affects Net Income. The Registrant Subsidiaries recognize any hedge ineffectiveness in Net Income immediately during the period of change, except in regulated jurisdictions where hedge ineffectiveness is recorded as a regulatory asset (for losses) or a regulatory liability (for gains).

Realized gains and losses on derivative contracts for the purchase and sale of power, coal and natural gas designated as cash flow hedges are included in Revenues, Fuel and Other Consumables Used for Electric Generation or Purchased Electricity for Resale on the statements of income or in Regulatory Assets or Regulatory Liabilities on the balance sheets, depending on the specific nature of the risk being hedged. During 2012, 2011 and 2010, APCo, I&M and OPCo designated power, coal and natural gas derivatives as cash flow hedges.

The Registrant Subsidiaries reclassify gains and losses on heating oil and gasoline derivative contracts designated as cash flow hedges from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Other Operation expense, Maintenance expense or Depreciation and Amortization expense, as it relates to capital projects, on the statements of income. During 2012, 2011 and 2010, the Registrant Subsidiaries designated heating oil and gasoline derivatives as cash flow hedges.

The Registrant Subsidiaries reclassify gains and losses on interest rate derivative hedges related to debt financings from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Interest Expense on the statements of income in those periods in which hedged interest payments occur. During 2012, I&M and SWEPCo designated interest rate derivatives as cash flow hedges. During 2011, APCo, I&M and SWEPCo designated interest rate derivatives as cash flow hedges. During 2010, APCo and PSO designated interest rate derivatives as cash flow hedges.

The accumulated gains or losses related to foreign currency hedges are reclassified from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Depreciation and Amortization expense on the statements of income over the depreciable lives of the fixed assets designated as the hedged items in qualifying foreign currency hedging relationships. During 2012, 2011 and 2010, SWEPCo designated foreign currency derivatives as cash flow hedges.

During 2012, 2011 and 2010, hedge ineffectiveness was immaterial or nonexistent for all of the hedge strategies disclosed above.

The following tables provide details on designated, effective cash flow hedges included in Accumulated Other Comprehensive Income (Loss) on the balance sheets and the reasons for changes in cash flow hedges for the years ended December 31, 2012, 2011 and 2010. All amounts in the following tables are presented net of related income taxes.

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2012

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)
Changes in Fair Value Recognized in AOCI	(1,310)	(987)	(2,002)	104	100
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$(644)	$(446)	$(912)	$21	$22

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)
Changes in Fair Value Recognized in AOCI	-	(5,777)	-	-	(2,778)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Balance in AOCI as of December 31, 2012	$2,077	$(19,647)	$8,095	$6,460	$(15,571)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)
Changes in Fair Value Recognized in AOCI	(1,310)	(6,764)	(2,002)	104	(2,678)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$1,433	$(20,093)	$7,183	$6,481	$(15,549)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2011

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82
Changes in Fair Value Recognized in AOCI	(2,077)	(1,294)	(2,748)	108	102
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)
Changes in Fair Value Recognized in AOCI	(373)	(6,913)	-	(475)	(12,438)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)
Changes in Fair Value Recognized in AOCI	(2,450)	(8,207)	(2,748)	(367)	(12,336)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2010

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(743)	$(382)	$(742)	$(78)	$112
Changes in Fair Value Recognized in AOCI	(1,450)	(901)	(1,958)	77	69
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(44)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(6,450)	$(9,514)	$12,172	$(521)	$(5,047)
Changes in Fair Value Recognized in AOCI	5,042	-	-	8,813	(74)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	21
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(7,193)	$(9,896)	$11,430	$(599)	$(4,935)
Changes in Fair Value Recognized in AOCI	3,592	(901)	(1,958)	8,890	(5)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(23)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)

(a)       Represents realized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Cash flow hedges included in Accumulated Other Comprehensive Income (Loss) on the balance sheets as of December 31, 2012 and 2011 were:

Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2012

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$302	$-	$1,355	$-	$(644)	$2,077
I&M	200	-	931	19,524	(446)	(19,647)
OPCo	416	-	1,903	-	(912)	8,095
PSO	25	-	-	-	21	6,460
SWEPCo	24	-	-	-	22	(15,571)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
			Maximum Term for
		Interest Rate	Exposure to
		and Foreign	Variability of Future
Company	Commodity	Currency	Cash Flows
	(in thousands)		(in months)
APCo	$(507)	$(1,013)	17
I&M	(355)	(1,600)	17
OPCo	(720)	1,359	17
PSO	21	759	12
SWEPCo	22	(2,267)	12

Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2011

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$431	$-	$2,418	$-	$(1,309)	$1,024
I&M	277	-	1,523	10,637	(819)	(14,465)
OPCo	584	-	3,239	-	(1,748)	9,454
PSO	-	-	107	-	(69)	7,218
SWEPCo	-	3	97	19,143	(62)	(15,462)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
		Interest Rate
		and Foreign
Company	Commodity	Currency
	(in thousands)
APCo	$(1,140)	$(1,052)
I&M	(712)	(595)
OPCo	(1,518)	1,359
PSO	(70)	759
SWEPCo	(63)	(1,864)

(a)       Hedging Assets and Hedging Liabilities are included in Risk Management Assets and Liabilities on the balance sheets.

The actual amounts reclassified from Accumulated Other Comprehensive Income (Loss) to Net Income can differ from the estimate above due to market price changes.

Credit Risk

AEPSC, on behalf of the Registrant Subsidiaries, limits credit risk in their wholesale marketing and trading activities by assessing the creditworthiness of potential counterparties before entering into transactions with them and continuing to evaluate their creditworthiness on an ongoing basis. AEPSC, on behalf of the Registrant Subsidiaries, uses Moody's, Standard and Poor's and current market-based qualitative and quantitative data as well as financial statements to assess the financial health of counterparties on an ongoing basis.

AEPSC, on behalf of the Registrant Subsidiaries, uses standardized master agreements which may include collateral requirements. These master agreements facilitate the netting of cash flows associated with a single counterparty. Cash, letters of credit and parental/affiliate guarantees may be obtained as security from counterparties in order to mitigate credit risk. The collateral agreements require a counterparty to post cash or letters of credit in the event an exposure exceeds the established threshold. The threshold represents an unsecured credit limit which may be supported by a parental/affiliate guaranty, as determined in accordance with AEP's credit policy. In addition, collateral agreements allow for termination and liquidation of all positions in the event of a failure or inability to post collateral.

Collateral Triggering Events

Under the tariffs of the RTOs and Independent System Operators (ISOs) and a limited number of derivative and non-derivative contracts primarily related to competitive retail auction loads, the Registrant Subsidiaries are obligated to post an additional amount of collateral if certain credit ratings decline below investment grade. The amount of collateral required fluctuates based on market prices and total exposure. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these collateral triggering items in contracts. The Registrant Subsidiaries have not experienced a downgrade below investment grade. The following tables represent: (a) the Registrant Subsidiaries' fair values of such derivative contracts, (b) the amount of collateral the Registrant Subsidiaries would have been required to post for all derivative and non-derivative contracts if credit ratings of the Registrant Subsidiaries had declined below investment grade and (c) how much was attributable to RTO and ISO activities as of December 31, 2012 and 2011:

	December 31, 2012
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$2,159	$3,699	$3,510
I&M	1,483	2,540	2,411
OPCo	3,034	5,198	4,933
PSO	-	1,509	1,429
SWEPCo	-	1,778	1,683

	December 31, 2011
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$10,007	$6,211	$6,211
I&M	6,418	3,983	3,983
OPCo	13,550	8,410	8,410
PSO	-	856	414
SWEPCo	-	1,128	522

As of December 31, 2012 and 2011, the Registrant Subsidiaries were not required to post any collateral.

In addition, a majority of the Registrant Subsidiaries' non-exchange traded commodity contracts contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding payable. These cross-default provisions could be triggered if there was a non-performance event by Parent or the obligor under outstanding debt or a third party obligation in excess of $50 million. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these cross-default provisions in the contracts. The following tables represent: (a) the fair value of these derivative liabilities subject to cross-default provisions prior to consideration of contractual netting arrangements, (b) the amount this exposure has been reduced by cash collateral posted by the Registrant Subsidiaries and (c) if a cross-default provision would have been triggered, the settlement amount that would be required after considering the Registrant Subsidiaries' contractual netting arrangements as of December 31, 2012 and 2011:

	December 31, 2012
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$49,465	$1,822	$30,160
I&M	53,499	1,252	40,240
OPCo	69,516	2,561	42,386
PSO	-	-	-
SWEPCo	-	-	-

	December 31, 2011
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$76,868	$8,107	$27,603
I&M	59,936	5,200	28,339
OPCo	104,091	10,978	37,380
PSO	142	-	61
SWEPCo	19,322	-	19,220

Public Service Co of Oklahoma [Member]
Derivatives and Hedging

8. DERIVATIVES AND HEDGING

OBJECTIVES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS

The Registrant Subsidiaries are exposed to certain market risks as major power producers and marketers of wholesale electricity, coal and emission allowances. These risks include commodity price risk, interest rate risk, credit risk and, to a lesser extent, foreign currency exchange risk. These risks represent the risk of loss that may impact the Registrant Subsidiaries due to changes in the underlying market prices or rates. AEPSC, on behalf of the Registrant Subsidiaries, manages these risks using derivative instruments.

STRATEGIES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS TO ACHIEVE OBJECTIVES

Risk Management Strategies

The strategy surrounding the use of derivative instruments primarily focuses on managing risk exposures, future cash flows and creating value utilizing both economic and formal hedging strategies. The risk management strategies also include the use of derivative instruments for trading purposes, focusing on seizing market opportunities to create value driven by expected changes in the market prices of the commodities in which AEPSC transacts on behalf of the Registrant Subsidiaries. To accomplish these objectives, AEPSC, on behalf of the Registrant Subsidiaries, primarily employs risk management contracts including physical and financial forward purchase-and-sale contracts and, to a lesser extent, OTC swaps and options. Not all risk management contracts meet the definition of a derivative under the accounting guidance for “Derivatives and Hedging.” Derivative risk management contracts elected normal under the normal purchases and normal sales scope exception are not subject to the requirements of this accounting guidance.

AEPSC, on behalf of the Registrant Subsidiaries, enters into power, coal, natural gas, interest rate and, to a lesser degree, heating oil and gasoline, emission allowance and other commodity contracts to manage the risk associated with the energy business. AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative contracts in order to manage the interest rate exposure associated with the Registrant Subsidiaries' commodity portfolio. For disclosure purposes, such risks are grouped as “Commodity,” as these risks are related to energy risk management activities. AEPSC, on behalf of the Registrant Subsidiaries, also engages in risk management of interest rate risk associated with debt financing and foreign currency risk associated with future purchase obligations denominated in foreign currencies. For disclosure purposes, these risks are grouped as “Interest Rate and Foreign Currency.” The amount of risk taken is determined by the Commercial Operations and Finance groups in accordance with established risk management policies as approved by the Finance Committee of AEP's Board of Directors.

The following tables represent the gross notional volume of the Registrant Subsidiaries' outstanding derivative contracts as of December 31, 2012 and 2011:

Notional Volume of Derivative Instruments
December 31, 2012

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	94,059	64,791	132,188	-	-
Coal	Tons	1,401	2,711	3,033	1,980	1,312
Natural Gas	MMBtus	10,077	6,922	14,163	-	-
Heating Oil and
Gasoline	Gallons	1,050	532	1,260	616	585
Interest Rate	USD	$24,146	$16,584	$33,934	$-	$-

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$-

Notional Volume of Derivative Instruments
December 31, 2011

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	169,459	109,326	229,468	39	49
Coal	Tons	3,714	1,920	8,337	3,574	2,974
Natural Gas	MMBtus	7,923	5,081	10,728	115	145
Heating Oil and
Gasoline	Gallons	1,057	525	1,254	618	569
Interest Rate	USD	$31,029	$19,890	$42,093	$175	$203

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$200,069

Fair Value Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative transactions as part of an overall strategy to manage the mix of fixed-rate and floating-rate debt. Certain interest rate derivative transactions effectively modify an exposure to interest rate risk by converting a portion of fixed-rate debt to a floating rate. Provided specific criteria are met, these interest rate derivatives are designated as fair value hedges.

Cash Flow Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into and designates as cash flow hedges certain derivative transactions for the purchase and sale of power, coal, natural gas and heating oil and gasoline (“Commodity”) in order to manage the variable price risk related to the forecasted purchase and sale of these commodities. Management monitors the potential impacts of commodity price changes and, where appropriate, enters into derivative transactions to protect profit margins for a portion of future electricity sales and fuel or energy purchases. The Registrant Subsidiaries do not hedge all commodity price risk.

The Registrant Subsidiaries' vehicle fleet is exposed to gasoline and diesel fuel price volatility. AEPSC, on behalf of the Registrant Subsidiaries, enters into financial heating oil and gasoline derivative contracts in order to mitigate price risk of future fuel purchases. For disclosure purposes, these contracts are included with other hedging activities as “Commodity.” The Registrant Subsidiaries do not hedge all fuel price risk.

AEPSC, on behalf of the Registrant Subsidiaries, enters into a variety of interest rate derivative transactions in order to manage interest rate risk exposure. Some interest rate derivative transactions effectively modify exposure to interest rate risk by converting a portion of floating-rate debt to a fixed rate. AEPSC, on behalf of the Registrant Subsidiaries, also enters into interest rate derivative contracts to manage interest rate exposure related to future borrowings of fixed-rate debt. The forecasted fixed-rate debt offerings have a high probability of occurrence as the proceeds will be used to fund existing debt maturities and projected capital expenditures. The Registrant Subsidiaries do not hedge all interest rate exposure.

At times, the Registrant Subsidiaries are exposed to foreign currency exchange rate risks primarily when some fixed assets are purchased from foreign suppliers. In accordance with AEP's risk management policy, AEPSC, on behalf of the Registrant Subsidiaries, may enter into foreign currency derivative transactions to protect against the risk of increased cash outflows resulting from a foreign currency's appreciation against the dollar. The Registrant Subsidiaries do not hedge all foreign currency exposure.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND THE IMPACT ON THE FINANCIAL STATEMENTS

The accounting guidance for “Derivatives and Hedging” requires recognition of all qualifying derivative instruments as either assets or liabilities on the balance sheet at fair value. The fair values of derivative instruments accounted for using MTM accounting or hedge accounting are based on exchange prices and broker quotes. If a quoted market price is not available, the estimate of fair value is based on the best information available including valuation models that estimate future energy prices based on existing market and broker quotes, supply and demand market data and assumptions. In order to determine the relevant fair values of the derivative instruments, the Registrant Subsidiaries also apply valuation adjustments for discounting, liquidity and credit quality.

Credit risk is the risk that a counterparty will fail to perform on the contract or fail to pay amounts due. Liquidity risk represents the risk that imperfections in the market will cause the price to vary from estimated fair value based upon prevailing market supply and demand conditions. Since energy markets are imperfect and volatile, there are inherent risks related to the underlying assumptions in models used to fair value risk management contracts. Unforeseen events may cause reasonable price curves to differ from actual price curves throughout a contract's term and at the time a contract settles. Consequently, there could be significant adverse or favorable effects on future net income and cash flows if market prices are not consistent with management's estimates of current market consensus for forward prices in the current period. This is particularly true for longer term contracts. Cash flows may vary based on market conditions, margin requirements and the timing of settlement of risk management contracts.

According to the accounting guidance for “Derivatives and Hedging,” the Registrant Subsidiaries reflect the fair values of derivative instruments subject to netting agreements with the same counterparty net of related cash collateral. For certain risk management contracts, the Registrant Subsidiaries are required to post or receive cash collateral based on third party contractual agreements and risk profiles. For the December 31, 2012 and 2011 balance sheets, the Registrant Subsidiaries netted cash collateral received from third parties against short-term and long-term risk management assets and cash collateral paid to third parties against short-term and long-term risk management liabilities as follows:

	December 31,
	2012		2011
	Cash Collateral	Cash Collateral	Cash Collateral	Cash Collateral
	Received	Paid	Received	Paid
	Netted Against	Netted Against	Netted Against	Netted Against
	Risk Management	Risk Management	Risk Management	Risk Management
Company	Assets	Liabilities	Assets	Liabilities
	(in thousands)
APCo	$1,262	$11,029	$4,291	$28,964
I&M	867	7,576	2,752	18,547
OPCo	1,774	15,500	5,810	39,183
PSO	-	-	53	130
SWEPCo	-	-	66	124

The following tables represent the gross fair value of the Registrant Subsidiaries' derivative activity on the balance sheets as of December 31, 2012 and 2011:

Fair Value of Derivative Instruments
December 31, 2012

PSO
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (b)	Position (d)

	(in thousands)
Current Risk Management Assets	$1,657	$42	$-	$1,699	$(1,190)	$509
Long-term Risk Management Assets	-	-	-	-	31	31
Total Assets	1,657	42	-	1,699	(1,159)	540

Current Risk Management Liabilities	7,021	17	-	7,038	(1,190)	5,848
Long-term Risk Management Liabilities	-	-	-	-	31	31
Total Liabilities	7,021	17	-	7,038	(1,159)	5,879

Total MTM Derivative Contract Net
Assets (Liabilities)	$(5,364)	$25	$-	$(5,339)	$-	$(5,339)

Fair Value of Derivative Instruments
December 31, 2011

PSO
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (c)	Position (d)

	(in thousands)
Current Risk Management Assets	$6,980	$-	$-	$6,980	$(6,415)	$565
Long-term Risk Management Assets	914	-	-	914	(600)	314
Total Assets	7,894	-	-	7,894	(7,015)	879

Current Risk Management Liabilities	7,665	107	-	7,772	(6,492)	1,280
Long-term Risk Management Liabilities	1,930	-	-	1,930	(600)	1,330
Total Liabilities	9,595	107	-	9,702	(7,092)	2,610

Total MTM Derivative Contract Net
Assets (Liabilities)	$(1,701)	$(107)	$-	$(1,808)	$77	$(1,731)

(a) Derivative instruments within these categories are reported gross. These instruments are subject to master netting agreements and are presented on the balance sheets on a net basis in accordance with the accounting guidance for "Derivatives and Hedging."

(b) Amounts include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging."

(c) Amounts primarily include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging." Amounts also include de-designated risk management contracts.

(d) There are no derivative contracts subject to a master netting arrangement or similar agreement which are not offset in the statement of financial position.

The tables below present the Registrant Subsidiaries' activity of derivative risk management contracts for the years ended December 31, 2012, 2011 and 2010:

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2012

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$(1,149)	$11,437	$11,978	$163	$398
Sales to AEP Affiliates	-	-	-	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(7,835)	(9,204)	(14,104)	(5,304)	(6,274)
Regulatory Liabilities (a)	7,314	(889)	-	(19)	(13)
Total Gain (Loss) on Risk Management
Contracts	$(1,670)	$1,344	$(2,126)	$(5,160)	$(5,889)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2011

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$2,843	$12,786	$27,292	$297	$547
Sales to AEP Affiliates	154	92	196	3	4
Fuel and Other Consumables Used for
Electric Generation	-	-	(2)	-	-
Regulatory Assets (a)	373	(1,470)	(17,928)	(1,421)	(1,709)
Regulatory Liabilities (a)	2,552	(5,178)	(105)	708	(118)
Total Gain (Loss) on Risk Management
Contracts	$5,922	$6,230	$9,453	$(413)	$(1,276)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2010

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$5,057	$21,834	$40,893	$3,156	$3,880
Sales to AEP Affiliates	(2,379)	(2,471)	5,043	(794)	(1,523)
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(372)	(186)	(5,788)	46	(2,902)
Regulatory Liabilities (a)	27,790	8,217	3,451	878	351
Total Gain (Loss) on Risk Management
Contracts	$30,096	$27,394	$43,599	$3,286	$(194)

(a)       Represents realized and unrealized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Certain qualifying derivative instruments have been designated as normal purchase or normal sale contracts, as provided in the accounting guidance for “Derivatives and Hedging.” Derivative contracts that have been designated as normal purchases or normal sales under that accounting guidance are not subject to MTM accounting treatment and are recognized on the statements of income on an accrual basis.

The accounting for the changes in the fair value of a derivative instrument depends on whether it qualifies for and has been designated as part of a hedging relationship and further, on the type of hedging relationship. Depending on the exposure, management designates a hedging instrument as a fair value hedge or a cash flow hedge.

For contracts that have not been designated as part of a hedging relationship, the accounting for changes in fair value depends on whether the derivative instrument is held for trading purposes. Unrealized and realized gains and losses on derivative instruments held for trading purposes are included in revenues on a net basis on the statements of income. Unrealized and realized gains and losses on derivative instruments not held for trading purposes are included in revenues or expenses on the statements of income depending on the relevant facts and circumstances. However, unrealized and some realized gains and losses in regulated jurisdictions (APCo, I&M, PSO and SWEPCo) for both trading and non-trading derivative instruments are recorded as regulatory assets (for losses) or regulatory liabilities (for gains) in accordance with the accounting guidance for “Regulated Operations.”

Accounting for Fair Value Hedging Strategies

For fair value hedges (i.e. hedging the exposure to changes in the fair value of an asset, liability or an identified portion thereof attributable to a particular risk), the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item associated with the hedged risk impacts Net Income during the period of change.

The Registrant Subsidiaries record realized and unrealized gains or losses on interest rate swaps that qualify for fair value hedge accounting treatment and any offsetting changes in the fair value of the debt being hedged in Interest Expense on the statements of income. During 2012, 2011 and 2010, the Registrant Subsidiaries did not employ any fair value hedging strategies.

Accounting for Cash Flow Hedging Strategies

For cash flow hedges (i.e. hedging the exposure to variability in expected future cash flows attributable to a particular risk), the Registrant Subsidiaries initially report the effective portion of the gain or loss on the derivative instrument as a component of Accumulated Other Comprehensive Income (Loss) on the balance sheets until the period the hedged item affects Net Income. The Registrant Subsidiaries recognize any hedge ineffectiveness in Net Income immediately during the period of change, except in regulated jurisdictions where hedge ineffectiveness is recorded as a regulatory asset (for losses) or a regulatory liability (for gains).

Realized gains and losses on derivative contracts for the purchase and sale of power, coal and natural gas designated as cash flow hedges are included in Revenues, Fuel and Other Consumables Used for Electric Generation or Purchased Electricity for Resale on the statements of income or in Regulatory Assets or Regulatory Liabilities on the balance sheets, depending on the specific nature of the risk being hedged. During 2012, 2011 and 2010, APCo, I&M and OPCo designated power, coal and natural gas derivatives as cash flow hedges.

The Registrant Subsidiaries reclassify gains and losses on heating oil and gasoline derivative contracts designated as cash flow hedges from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Other Operation expense, Maintenance expense or Depreciation and Amortization expense, as it relates to capital projects, on the statements of income. During 2012, 2011 and 2010, the Registrant Subsidiaries designated heating oil and gasoline derivatives as cash flow hedges.

The Registrant Subsidiaries reclassify gains and losses on interest rate derivative hedges related to debt financings from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Interest Expense on the statements of income in those periods in which hedged interest payments occur. During 2012, I&M and SWEPCo designated interest rate derivatives as cash flow hedges. During 2011, APCo, I&M and SWEPCo designated interest rate derivatives as cash flow hedges. During 2010, APCo and PSO designated interest rate derivatives as cash flow hedges.

The accumulated gains or losses related to foreign currency hedges are reclassified from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Depreciation and Amortization expense on the statements of income over the depreciable lives of the fixed assets designated as the hedged items in qualifying foreign currency hedging relationships. During 2012, 2011 and 2010, SWEPCo designated foreign currency derivatives as cash flow hedges.

During 2012, 2011 and 2010, hedge ineffectiveness was immaterial or nonexistent for all of the hedge strategies disclosed above.

The following tables provide details on designated, effective cash flow hedges included in Accumulated Other Comprehensive Income (Loss) on the balance sheets and the reasons for changes in cash flow hedges for the years ended December 31, 2012, 2011 and 2010. All amounts in the following tables are presented net of related income taxes.

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2012

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)
Changes in Fair Value Recognized in AOCI	(1,310)	(987)	(2,002)	104	100
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$(644)	$(446)	$(912)	$21	$22

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)
Changes in Fair Value Recognized in AOCI	-	(5,777)	-	-	(2,778)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Balance in AOCI as of December 31, 2012	$2,077	$(19,647)	$8,095	$6,460	$(15,571)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)
Changes in Fair Value Recognized in AOCI	(1,310)	(6,764)	(2,002)	104	(2,678)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$1,433	$(20,093)	$7,183	$6,481	$(15,549)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2011

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82
Changes in Fair Value Recognized in AOCI	(2,077)	(1,294)	(2,748)	108	102
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)
Changes in Fair Value Recognized in AOCI	(373)	(6,913)	-	(475)	(12,438)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)
Changes in Fair Value Recognized in AOCI	(2,450)	(8,207)	(2,748)	(367)	(12,336)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2010

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(743)	$(382)	$(742)	$(78)	$112
Changes in Fair Value Recognized in AOCI	(1,450)	(901)	(1,958)	77	69
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(44)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(6,450)	$(9,514)	$12,172	$(521)	$(5,047)
Changes in Fair Value Recognized in AOCI	5,042	-	-	8,813	(74)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	21
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(7,193)	$(9,896)	$11,430	$(599)	$(4,935)
Changes in Fair Value Recognized in AOCI	3,592	(901)	(1,958)	8,890	(5)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(23)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)

(a)       Represents realized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Cash flow hedges included in Accumulated Other Comprehensive Income (Loss) on the balance sheets as of December 31, 2012 and 2011 were:

Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2012

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$302	$-	$1,355	$-	$(644)	$2,077
I&M	200	-	931	19,524	(446)	(19,647)
OPCo	416	-	1,903	-	(912)	8,095
PSO	25	-	-	-	21	6,460
SWEPCo	24	-	-	-	22	(15,571)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
			Maximum Term for
		Interest Rate	Exposure to
		and Foreign	Variability of Future
Company	Commodity	Currency	Cash Flows
	(in thousands)		(in months)
APCo	$(507)	$(1,013)	17
I&M	(355)	(1,600)	17
OPCo	(720)	1,359	17
PSO	21	759	12
SWEPCo	22	(2,267)	12

Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2011

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$431	$-	$2,418	$-	$(1,309)	$1,024
I&M	277	-	1,523	10,637	(819)	(14,465)
OPCo	584	-	3,239	-	(1,748)	9,454
PSO	-	-	107	-	(69)	7,218
SWEPCo	-	3	97	19,143	(62)	(15,462)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
		Interest Rate
		and Foreign
Company	Commodity	Currency
	(in thousands)
APCo	$(1,140)	$(1,052)
I&M	(712)	(595)
OPCo	(1,518)	1,359
PSO	(70)	759
SWEPCo	(63)	(1,864)

(a)       Hedging Assets and Hedging Liabilities are included in Risk Management Assets and Liabilities on the balance sheets.

The actual amounts reclassified from Accumulated Other Comprehensive Income (Loss) to Net Income can differ from the estimate above due to market price changes.

Credit Risk

AEPSC, on behalf of the Registrant Subsidiaries, limits credit risk in their wholesale marketing and trading activities by assessing the creditworthiness of potential counterparties before entering into transactions with them and continuing to evaluate their creditworthiness on an ongoing basis. AEPSC, on behalf of the Registrant Subsidiaries, uses Moody's, Standard and Poor's and current market-based qualitative and quantitative data as well as financial statements to assess the financial health of counterparties on an ongoing basis.

AEPSC, on behalf of the Registrant Subsidiaries, uses standardized master agreements which may include collateral requirements. These master agreements facilitate the netting of cash flows associated with a single counterparty. Cash, letters of credit and parental/affiliate guarantees may be obtained as security from counterparties in order to mitigate credit risk. The collateral agreements require a counterparty to post cash or letters of credit in the event an exposure exceeds the established threshold. The threshold represents an unsecured credit limit which may be supported by a parental/affiliate guaranty, as determined in accordance with AEP's credit policy. In addition, collateral agreements allow for termination and liquidation of all positions in the event of a failure or inability to post collateral.

Collateral Triggering Events

Under the tariffs of the RTOs and Independent System Operators (ISOs) and a limited number of derivative and non-derivative contracts primarily related to competitive retail auction loads, the Registrant Subsidiaries are obligated to post an additional amount of collateral if certain credit ratings decline below investment grade. The amount of collateral required fluctuates based on market prices and total exposure. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these collateral triggering items in contracts. The Registrant Subsidiaries have not experienced a downgrade below investment grade. The following tables represent: (a) the Registrant Subsidiaries' fair values of such derivative contracts, (b) the amount of collateral the Registrant Subsidiaries would have been required to post for all derivative and non-derivative contracts if credit ratings of the Registrant Subsidiaries had declined below investment grade and (c) how much was attributable to RTO and ISO activities as of December 31, 2012 and 2011:

	December 31, 2012
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$2,159	$3,699	$3,510
I&M	1,483	2,540	2,411
OPCo	3,034	5,198	4,933
PSO	-	1,509	1,429
SWEPCo	-	1,778	1,683

	December 31, 2011
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$10,007	$6,211	$6,211
I&M	6,418	3,983	3,983
OPCo	13,550	8,410	8,410
PSO	-	856	414
SWEPCo	-	1,128	522

As of December 31, 2012 and 2011, the Registrant Subsidiaries were not required to post any collateral.

In addition, a majority of the Registrant Subsidiaries' non-exchange traded commodity contracts contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding payable. These cross-default provisions could be triggered if there was a non-performance event by Parent or the obligor under outstanding debt or a third party obligation in excess of $50 million. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these cross-default provisions in the contracts. The following tables represent: (a) the fair value of these derivative liabilities subject to cross-default provisions prior to consideration of contractual netting arrangements, (b) the amount this exposure has been reduced by cash collateral posted by the Registrant Subsidiaries and (c) if a cross-default provision would have been triggered, the settlement amount that would be required after considering the Registrant Subsidiaries' contractual netting arrangements as of December 31, 2012 and 2011:

	December 31, 2012
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$49,465	$1,822	$30,160
I&M	53,499	1,252	40,240
OPCo	69,516	2,561	42,386
PSO	-	-	-
SWEPCo	-	-	-

	December 31, 2011
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$76,868	$8,107	$27,603
I&M	59,936	5,200	28,339
OPCo	104,091	10,978	37,380
PSO	142	-	61
SWEPCo	19,322	-	19,220

Southwestern Electric Power Co [Member]
Derivatives and Hedging

8. DERIVATIVES AND HEDGING

OBJECTIVES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS

The Registrant Subsidiaries are exposed to certain market risks as major power producers and marketers of wholesale electricity, coal and emission allowances. These risks include commodity price risk, interest rate risk, credit risk and, to a lesser extent, foreign currency exchange risk. These risks represent the risk of loss that may impact the Registrant Subsidiaries due to changes in the underlying market prices or rates. AEPSC, on behalf of the Registrant Subsidiaries, manages these risks using derivative instruments.

STRATEGIES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS TO ACHIEVE OBJECTIVES

Risk Management Strategies

The strategy surrounding the use of derivative instruments primarily focuses on managing risk exposures, future cash flows and creating value utilizing both economic and formal hedging strategies. The risk management strategies also include the use of derivative instruments for trading purposes, focusing on seizing market opportunities to create value driven by expected changes in the market prices of the commodities in which AEPSC transacts on behalf of the Registrant Subsidiaries. To accomplish these objectives, AEPSC, on behalf of the Registrant Subsidiaries, primarily employs risk management contracts including physical and financial forward purchase-and-sale contracts and, to a lesser extent, OTC swaps and options. Not all risk management contracts meet the definition of a derivative under the accounting guidance for “Derivatives and Hedging.” Derivative risk management contracts elected normal under the normal purchases and normal sales scope exception are not subject to the requirements of this accounting guidance.

AEPSC, on behalf of the Registrant Subsidiaries, enters into power, coal, natural gas, interest rate and, to a lesser degree, heating oil and gasoline, emission allowance and other commodity contracts to manage the risk associated with the energy business. AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative contracts in order to manage the interest rate exposure associated with the Registrant Subsidiaries' commodity portfolio. For disclosure purposes, such risks are grouped as “Commodity,” as these risks are related to energy risk management activities. AEPSC, on behalf of the Registrant Subsidiaries, also engages in risk management of interest rate risk associated with debt financing and foreign currency risk associated with future purchase obligations denominated in foreign currencies. For disclosure purposes, these risks are grouped as “Interest Rate and Foreign Currency.” The amount of risk taken is determined by the Commercial Operations and Finance groups in accordance with established risk management policies as approved by the Finance Committee of AEP's Board of Directors.

The following tables represent the gross notional volume of the Registrant Subsidiaries' outstanding derivative contracts as of December 31, 2012 and 2011:

Notional Volume of Derivative Instruments
December 31, 2012

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	94,059	64,791	132,188	-	-
Coal	Tons	1,401	2,711	3,033	1,980	1,312
Natural Gas	MMBtus	10,077	6,922	14,163	-	-
Heating Oil and
Gasoline	Gallons	1,050	532	1,260	616	585
Interest Rate	USD	$24,146	$16,584	$33,934	$-	$-

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$-

Notional Volume of Derivative Instruments
December 31, 2011

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	169,459	109,326	229,468	39	49
Coal	Tons	3,714	1,920	8,337	3,574	2,974
Natural Gas	MMBtus	7,923	5,081	10,728	115	145
Heating Oil and
Gasoline	Gallons	1,057	525	1,254	618	569
Interest Rate	USD	$31,029	$19,890	$42,093	$175	$203

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$200,069

Fair Value Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative transactions as part of an overall strategy to manage the mix of fixed-rate and floating-rate debt. Certain interest rate derivative transactions effectively modify an exposure to interest rate risk by converting a portion of fixed-rate debt to a floating rate. Provided specific criteria are met, these interest rate derivatives are designated as fair value hedges.

Cash Flow Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into and designates as cash flow hedges certain derivative transactions for the purchase and sale of power, coal, natural gas and heating oil and gasoline (“Commodity”) in order to manage the variable price risk related to the forecasted purchase and sale of these commodities. Management monitors the potential impacts of commodity price changes and, where appropriate, enters into derivative transactions to protect profit margins for a portion of future electricity sales and fuel or energy purchases. The Registrant Subsidiaries do not hedge all commodity price risk.

The Registrant Subsidiaries' vehicle fleet is exposed to gasoline and diesel fuel price volatility. AEPSC, on behalf of the Registrant Subsidiaries, enters into financial heating oil and gasoline derivative contracts in order to mitigate price risk of future fuel purchases. For disclosure purposes, these contracts are included with other hedging activities as “Commodity.” The Registrant Subsidiaries do not hedge all fuel price risk.

AEPSC, on behalf of the Registrant Subsidiaries, enters into a variety of interest rate derivative transactions in order to manage interest rate risk exposure. Some interest rate derivative transactions effectively modify exposure to interest rate risk by converting a portion of floating-rate debt to a fixed rate. AEPSC, on behalf of the Registrant Subsidiaries, also enters into interest rate derivative contracts to manage interest rate exposure related to future borrowings of fixed-rate debt. The forecasted fixed-rate debt offerings have a high probability of occurrence as the proceeds will be used to fund existing debt maturities and projected capital expenditures. The Registrant Subsidiaries do not hedge all interest rate exposure.

At times, the Registrant Subsidiaries are exposed to foreign currency exchange rate risks primarily when some fixed assets are purchased from foreign suppliers. In accordance with AEP's risk management policy, AEPSC, on behalf of the Registrant Subsidiaries, may enter into foreign currency derivative transactions to protect against the risk of increased cash outflows resulting from a foreign currency's appreciation against the dollar. The Registrant Subsidiaries do not hedge all foreign currency exposure.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND THE IMPACT ON THE FINANCIAL STATEMENTS

The accounting guidance for “Derivatives and Hedging” requires recognition of all qualifying derivative instruments as either assets or liabilities on the balance sheet at fair value. The fair values of derivative instruments accounted for using MTM accounting or hedge accounting are based on exchange prices and broker quotes. If a quoted market price is not available, the estimate of fair value is based on the best information available including valuation models that estimate future energy prices based on existing market and broker quotes, supply and demand market data and assumptions. In order to determine the relevant fair values of the derivative instruments, the Registrant Subsidiaries also apply valuation adjustments for discounting, liquidity and credit quality.

Credit risk is the risk that a counterparty will fail to perform on the contract or fail to pay amounts due. Liquidity risk represents the risk that imperfections in the market will cause the price to vary from estimated fair value based upon prevailing market supply and demand conditions. Since energy markets are imperfect and volatile, there are inherent risks related to the underlying assumptions in models used to fair value risk management contracts. Unforeseen events may cause reasonable price curves to differ from actual price curves throughout a contract's term and at the time a contract settles. Consequently, there could be significant adverse or favorable effects on future net income and cash flows if market prices are not consistent with management's estimates of current market consensus for forward prices in the current period. This is particularly true for longer term contracts. Cash flows may vary based on market conditions, margin requirements and the timing of settlement of risk management contracts.

According to the accounting guidance for “Derivatives and Hedging,” the Registrant Subsidiaries reflect the fair values of derivative instruments subject to netting agreements with the same counterparty net of related cash collateral. For certain risk management contracts, the Registrant Subsidiaries are required to post or receive cash collateral based on third party contractual agreements and risk profiles. For the December 31, 2012 and 2011 balance sheets, the Registrant Subsidiaries netted cash collateral received from third parties against short-term and long-term risk management assets and cash collateral paid to third parties against short-term and long-term risk management liabilities as follows:

	December 31,
	2012		2011
	Cash Collateral	Cash Collateral	Cash Collateral	Cash Collateral
	Received	Paid	Received	Paid
	Netted Against	Netted Against	Netted Against	Netted Against
	Risk Management	Risk Management	Risk Management	Risk Management
Company	Assets	Liabilities	Assets	Liabilities
	(in thousands)
APCo	$1,262	$11,029	$4,291	$28,964
I&M	867	7,576	2,752	18,547
OPCo	1,774	15,500	5,810	39,183
PSO	-	-	53	130
SWEPCo	-	-	66	124

The following tables represent the gross fair value of the Registrant Subsidiaries' derivative activity on the balance sheets as of December 31, 2012 and 2011:

Fair Value of Derivative Instruments
December 31, 2012

SWEPCo
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (b)	Position (d)

	(in thousands)
Current Risk Management Assets	$2,804	$41	$-	$2,845	$(2,150)	$695
Long-term Risk Management Assets	-	-	-	-	-	-
Total Assets	2,804	41	-	2,845	(2,150)	695

Current Risk Management Liabilities	3,261	17	-	3,278	(2,150)	1,128
Long-term Risk Management Liabilities	-	-	-	-	-	-
Total Liabilities	3,261	17	-	3,278	(2,150)	1,128

Total MTM Derivative Contract Net
Assets (Liabilities)	$(457)	$24	$-	$(433)	$-	$(433)

Fair Value of Derivative Instruments
December 31, 2011

SWEPCo
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (c)	Position (d)

	(in thousands)
Current Risk Management Assets	$6,327	$-	$3	$6,330	$(5,885)	$445
Long-term Risk Management Assets	818	-	-	818	(536)	282
Total Assets	7,145	-	3	7,148	(6,421)	727

Current Risk Management Liabilities	11,062	97	19,143	30,302	(5,943)	24,359
Long-term Risk Management Liabilities	757	-	-	757	(536)	221
Total Liabilities	11,819	97	19,143	31,059	(6,479)	24,580

Total MTM Derivative Contract Net
Assets (Liabilities)	$(4,674)	$(97)	$(19,140)	$(23,911)	$58	$(23,853)

(a) Derivative instruments within these categories are reported gross. These instruments are subject to master netting agreements and are presented on the balance sheets on a net basis in accordance with the accounting guidance for "Derivatives and Hedging."

(b) Amounts include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging."

(c) Amounts primarily include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging." Amounts also include de-designated risk management contracts.

(d) There are no derivative contracts subject to a master netting arrangement or similar agreement which are not offset in the statement of financial position.

The tables below present the Registrant Subsidiaries' activity of derivative risk management contracts for the years ended December 31, 2012, 2011 and 2010:

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2012

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$(1,149)	$11,437	$11,978	$163	$398
Sales to AEP Affiliates	-	-	-	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(7,835)	(9,204)	(14,104)	(5,304)	(6,274)
Regulatory Liabilities (a)	7,314	(889)	-	(19)	(13)
Total Gain (Loss) on Risk Management
Contracts	$(1,670)	$1,344	$(2,126)	$(5,160)	$(5,889)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2011

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$2,843	$12,786	$27,292	$297	$547
Sales to AEP Affiliates	154	92	196	3	4
Fuel and Other Consumables Used for
Electric Generation	-	-	(2)	-	-
Regulatory Assets (a)	373	(1,470)	(17,928)	(1,421)	(1,709)
Regulatory Liabilities (a)	2,552	(5,178)	(105)	708	(118)
Total Gain (Loss) on Risk Management
Contracts	$5,922	$6,230	$9,453	$(413)	$(1,276)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2010

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$5,057	$21,834	$40,893	$3,156	$3,880
Sales to AEP Affiliates	(2,379)	(2,471)	5,043	(794)	(1,523)
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(372)	(186)	(5,788)	46	(2,902)
Regulatory Liabilities (a)	27,790	8,217	3,451	878	351
Total Gain (Loss) on Risk Management
Contracts	$30,096	$27,394	$43,599	$3,286	$(194)

(a)       Represents realized and unrealized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Certain qualifying derivative instruments have been designated as normal purchase or normal sale contracts, as provided in the accounting guidance for “Derivatives and Hedging.” Derivative contracts that have been designated as normal purchases or normal sales under that accounting guidance are not subject to MTM accounting treatment and are recognized on the statements of income on an accrual basis.

The accounting for the changes in the fair value of a derivative instrument depends on whether it qualifies for and has been designated as part of a hedging relationship and further, on the type of hedging relationship. Depending on the exposure, management designates a hedging instrument as a fair value hedge or a cash flow hedge.

For contracts that have not been designated as part of a hedging relationship, the accounting for changes in fair value depends on whether the derivative instrument is held for trading purposes. Unrealized and realized gains and losses on derivative instruments held for trading purposes are included in revenues on a net basis on the statements of income. Unrealized and realized gains and losses on derivative instruments not held for trading purposes are included in revenues or expenses on the statements of income depending on the relevant facts and circumstances. However, unrealized and some realized gains and losses in regulated jurisdictions (APCo, I&M, PSO and SWEPCo) for both trading and non-trading derivative instruments are recorded as regulatory assets (for losses) or regulatory liabilities (for gains) in accordance with the accounting guidance for “Regulated Operations.”

Accounting for Fair Value Hedging Strategies

For fair value hedges (i.e. hedging the exposure to changes in the fair value of an asset, liability or an identified portion thereof attributable to a particular risk), the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item associated with the hedged risk impacts Net Income during the period of change.

The Registrant Subsidiaries record realized and unrealized gains or losses on interest rate swaps that qualify for fair value hedge accounting treatment and any offsetting changes in the fair value of the debt being hedged in Interest Expense on the statements of income. During 2012, 2011 and 2010, the Registrant Subsidiaries did not employ any fair value hedging strategies.

Accounting for Cash Flow Hedging Strategies

For cash flow hedges (i.e. hedging the exposure to variability in expected future cash flows attributable to a particular risk), the Registrant Subsidiaries initially report the effective portion of the gain or loss on the derivative instrument as a component of Accumulated Other Comprehensive Income (Loss) on the balance sheets until the period the hedged item affects Net Income. The Registrant Subsidiaries recognize any hedge ineffectiveness in Net Income immediately during the period of change, except in regulated jurisdictions where hedge ineffectiveness is recorded as a regulatory asset (for losses) or a regulatory liability (for gains).

Realized gains and losses on derivative contracts for the purchase and sale of power, coal and natural gas designated as cash flow hedges are included in Revenues, Fuel and Other Consumables Used for Electric Generation or Purchased Electricity for Resale on the statements of income or in Regulatory Assets or Regulatory Liabilities on the balance sheets, depending on the specific nature of the risk being hedged. During 2012, 2011 and 2010, APCo, I&M and OPCo designated power, coal and natural gas derivatives as cash flow hedges.

The Registrant Subsidiaries reclassify gains and losses on heating oil and gasoline derivative contracts designated as cash flow hedges from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Other Operation expense, Maintenance expense or Depreciation and Amortization expense, as it relates to capital projects, on the statements of income. During 2012, 2011 and 2010, the Registrant Subsidiaries designated heating oil and gasoline derivatives as cash flow hedges.

The Registrant Subsidiaries reclassify gains and losses on interest rate derivative hedges related to debt financings from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Interest Expense on the statements of income in those periods in which hedged interest payments occur. During 2012, I&M and SWEPCo designated interest rate derivatives as cash flow hedges. During 2011, APCo, I&M and SWEPCo designated interest rate derivatives as cash flow hedges. During 2010, APCo and PSO designated interest rate derivatives as cash flow hedges.

The accumulated gains or losses related to foreign currency hedges are reclassified from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Depreciation and Amortization expense on the statements of income over the depreciable lives of the fixed assets designated as the hedged items in qualifying foreign currency hedging relationships. During 2012, 2011 and 2010, SWEPCo designated foreign currency derivatives as cash flow hedges.

During 2012, 2011 and 2010, hedge ineffectiveness was immaterial or nonexistent for all of the hedge strategies disclosed above.

The following tables provide details on designated, effective cash flow hedges included in Accumulated Other Comprehensive Income (Loss) on the balance sheets and the reasons for changes in cash flow hedges for the years ended December 31, 2012, 2011 and 2010. All amounts in the following tables are presented net of related income taxes.

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2012

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)
Changes in Fair Value Recognized in AOCI	(1,310)	(987)	(2,002)	104	100
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$(644)	$(446)	$(912)	$21	$22

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)
Changes in Fair Value Recognized in AOCI	-	(5,777)	-	-	(2,778)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Balance in AOCI as of December 31, 2012	$2,077	$(19,647)	$8,095	$6,460	$(15,571)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)
Changes in Fair Value Recognized in AOCI	(1,310)	(6,764)	(2,002)	104	(2,678)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$1,433	$(20,093)	$7,183	$6,481	$(15,549)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2011

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82
Changes in Fair Value Recognized in AOCI	(2,077)	(1,294)	(2,748)	108	102
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)
Changes in Fair Value Recognized in AOCI	(373)	(6,913)	-	(475)	(12,438)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)
Changes in Fair Value Recognized in AOCI	(2,450)	(8,207)	(2,748)	(367)	(12,336)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2010

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(743)	$(382)	$(742)	$(78)	$112
Changes in Fair Value Recognized in AOCI	(1,450)	(901)	(1,958)	77	69
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(44)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(6,450)	$(9,514)	$12,172	$(521)	$(5,047)
Changes in Fair Value Recognized in AOCI	5,042	-	-	8,813	(74)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	21
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(7,193)	$(9,896)	$11,430	$(599)	$(4,935)
Changes in Fair Value Recognized in AOCI	3,592	(901)	(1,958)	8,890	(5)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(23)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)

(a)       Represents realized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Cash flow hedges included in Accumulated Other Comprehensive Income (Loss) on the balance sheets as of December 31, 2012 and 2011 were:

Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2012

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$302	$-	$1,355	$-	$(644)	$2,077
I&M	200	-	931	19,524	(446)	(19,647)
OPCo	416	-	1,903	-	(912)	8,095
PSO	25	-	-	-	21	6,460
SWEPCo	24	-	-	-	22	(15,571)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
			Maximum Term for
		Interest Rate	Exposure to
		and Foreign	Variability of Future
Company	Commodity	Currency	Cash Flows
	(in thousands)		(in months)
APCo	$(507)	$(1,013)	17
I&M	(355)	(1,600)	17
OPCo	(720)	1,359	17
PSO	21	759	12
SWEPCo	22	(2,267)	12

Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2011

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$431	$-	$2,418	$-	$(1,309)	$1,024
I&M	277	-	1,523	10,637	(819)	(14,465)
OPCo	584	-	3,239	-	(1,748)	9,454
PSO	-	-	107	-	(69)	7,218
SWEPCo	-	3	97	19,143	(62)	(15,462)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
		Interest Rate
		and Foreign
Company	Commodity	Currency
	(in thousands)
APCo	$(1,140)	$(1,052)
I&M	(712)	(595)
OPCo	(1,518)	1,359
PSO	(70)	759
SWEPCo	(63)	(1,864)

(a)       Hedging Assets and Hedging Liabilities are included in Risk Management Assets and Liabilities on the balance sheets.

The actual amounts reclassified from Accumulated Other Comprehensive Income (Loss) to Net Income can differ from the estimate above due to market price changes.

Credit Risk

AEPSC, on behalf of the Registrant Subsidiaries, limits credit risk in their wholesale marketing and trading activities by assessing the creditworthiness of potential counterparties before entering into transactions with them and continuing to evaluate their creditworthiness on an ongoing basis. AEPSC, on behalf of the Registrant Subsidiaries, uses Moody's, Standard and Poor's and current market-based qualitative and quantitative data as well as financial statements to assess the financial health of counterparties on an ongoing basis.

AEPSC, on behalf of the Registrant Subsidiaries, uses standardized master agreements which may include collateral requirements. These master agreements facilitate the netting of cash flows associated with a single counterparty. Cash, letters of credit and parental/affiliate guarantees may be obtained as security from counterparties in order to mitigate credit risk. The collateral agreements require a counterparty to post cash or letters of credit in the event an exposure exceeds the established threshold. The threshold represents an unsecured credit limit which may be supported by a parental/affiliate guaranty, as determined in accordance with AEP's credit policy. In addition, collateral agreements allow for termination and liquidation of all positions in the event of a failure or inability to post collateral.

Collateral Triggering Events

Under the tariffs of the RTOs and Independent System Operators (ISOs) and a limited number of derivative and non-derivative contracts primarily related to competitive retail auction loads, the Registrant Subsidiaries are obligated to post an additional amount of collateral if certain credit ratings decline below investment grade. The amount of collateral required fluctuates based on market prices and total exposure. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these collateral triggering items in contracts. The Registrant Subsidiaries have not experienced a downgrade below investment grade. The following tables represent: (a) the Registrant Subsidiaries' fair values of such derivative contracts, (b) the amount of collateral the Registrant Subsidiaries would have been required to post for all derivative and non-derivative contracts if credit ratings of the Registrant Subsidiaries had declined below investment grade and (c) how much was attributable to RTO and ISO activities as of December 31, 2012 and 2011:

	December 31, 2012
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$2,159	$3,699	$3,510
I&M	1,483	2,540	2,411
OPCo	3,034	5,198	4,933
PSO	-	1,509	1,429
SWEPCo	-	1,778	1,683

	December 31, 2011
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$10,007	$6,211	$6,211
I&M	6,418	3,983	3,983
OPCo	13,550	8,410	8,410
PSO	-	856	414
SWEPCo	-	1,128	522

As of December 31, 2012 and 2011, the Registrant Subsidiaries were not required to post any collateral.

In addition, a majority of the Registrant Subsidiaries' non-exchange traded commodity contracts contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding payable. These cross-default provisions could be triggered if there was a non-performance event by Parent or the obligor under outstanding debt or a third party obligation in excess of $50 million. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these cross-default provisions in the contracts. The following tables represent: (a) the fair value of these derivative liabilities subject to cross-default provisions prior to consideration of contractual netting arrangements, (b) the amount this exposure has been reduced by cash collateral posted by the Registrant Subsidiaries and (c) if a cross-default provision would have been triggered, the settlement amount that would be required after considering the Registrant Subsidiaries' contractual netting arrangements as of December 31, 2012 and 2011:

	December 31, 2012
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$49,465	$1,822	$30,160
I&M	53,499	1,252	40,240
OPCo	69,516	2,561	42,386
PSO	-	-	-
SWEPCo	-	-	-

	December 31, 2011
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$76,868	$8,107	$27,603
I&M	59,936	5,200	28,339
OPCo	104,091	10,978	37,380
PSO	142	-	61
SWEPCo	19,322	-	19,220

Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Measurements

10. FAIR VALUE MEASUREMENTS

Fair Value Measurements of Long-term Debt

The fair values of Long-term Debt are based on quoted market prices, without credit enhancements, for the same or similar issues and the current interest rates offered for instruments with similar maturities classified as Level 2 measurement inputs. These instruments are not marked-to-market. The estimates presented are not necessarily indicative of the amounts that we could realize in a current market exchange.

The book values and fair values of Long-term Debt as of December 31, 2012 and 2011 are summarized in the following table:

	December 31,
	2012		2011
	Book Value	Fair Value	Book Value	Fair Value
	(in millions)
Long-term Debt	$17,757	$20,907	$16,516	$19,259

Fair Value Measurements of Other Temporary Investments

Other Temporary Investments include funds held by trustees primarily for the payment of securitization bonds, marketable securities that we intend to hold for less than one year and investments by our protected cell of EIS. See “Other Temporary Investments” section of Note 1.

The following is a summary of Other Temporary Investments:

	December 31, 2012
		Gross	Gross	Estimated
		Unrealized	Unrealized	Fair
Other Temporary Investments	Cost	Gains	Losses	Value
	(in millions)
Restricted Cash (a)	$241	$-	$-	$241
Fixed Income Securities:
Mutual Funds	65	2	-	67
Equity Securities - Mutual Funds	10	6	-	16
Total Other Temporary Investments	$316	$8	$-	$324

	December 31, 2011
		Gross	Gross	Estimated
		Unrealized	Unrealized	Fair
Other Temporary Investments	Cost	Gains	Losses	Value
	(in millions)
Restricted Cash (a)	$216	$-	$-	$216
Fixed Income Securities:
Mutual Funds	64	-	-	64
Equity Securities - Mutual Funds	11	3	-	14
Total Other Temporary Investments	$291	$3	$-	$294

(a)	Primarily represents amounts held for the payment of debt.

The following table provides the activity for our debt and equity securities within Other Temporary Investments for the years ended December 31, 2012, 2011 and 2010:

	Years Ended December 31,
	2012	2011	2010
	(in millions)
Proceeds from Investment Sales	$-	$268	$455
Purchases of Investments	2	154	503
Gross Realized Gains on Investment Sales	-	4	16
Gross Realized Losses on Investment Sales	-	-	-

As of December 31, 2012 and 2011, we had no Other Temporary Investments with an unrealized loss position. As of December 31, 2012, fixed income securities are primarily debt based mutual funds with short and intermediate maturities. Mutual funds may be sold and do not contain maturity dates.

The following table provides details of Other Temporary Investments included in Accumulated Other Comprehensive Income (Loss) on the balance sheets and the reasons for changes for the years ended December 31, 2012 and 2011. All amounts in the following table are presented net of related income taxes.

Total Accumulated Other Comprehensive Income (Loss) Activity for Other Temporary Investments
Years Ended December 31, 2012 and 2011

(in millions)
Balance in AOCI as of December 31, 2010	$4
Changes in Fair Value Recognized in AOCI	1
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income:
Interest Income	(3)
Balance in AOCI as of December 31, 2011	2
Changes in Fair Value Recognized in AOCI	2
Balance in AOCI as of December 31, 2012	$4

Fair Value Measurements of Trust Assets for Decommissioning and SNF Disposal

I&M records securities held in trust funds for decommissioning nuclear facilities and for the disposal of SNF at fair value. See “Nuclear Trust Funds” section of Note 1.

The following is a summary of nuclear trust fund investments as of December 31, 2012 and December 31, 2011:

	December 31,
	2012			2011
	Estimated	Gross	Other-Than-	Estimated	Gross	Other-Than-
	Fair	Unrealized	Temporary	Fair	Unrealized	Temporary
	Value	Gains	Impairments	Value	Gains	Impairments
	(in millions)
Cash and Cash Equivalents	$17	$-	$-	$18	$-	$-
Fixed Income Securities:
United States Government	648	58	(1)	544	61	(1)
Corporate Debt	35	5	(1)	54	5	(2)
State and Local Government	270	1	(1)	330	-	(2)
Subtotal Fixed Income Securities	953	64	(3)	928	66	(5)
Equity Securities - Domestic	736	285	(77)	646	215	(80)
Spent Nuclear Fuel and
Decommissioning Trusts	$1,706	$349	$(80)	$1,592	$281	$(85)

The following table provides the securities activity within the decommissioning and SNF trusts for the years ended December 31, 2012, 2011 and 2010:

	Years Ended December 31,
	2012	2011	2010
	(in millions)
Proceeds from Investment Sales	$988	$1,111	$1,362
Purchases of Investments	1,045	1,167	1,415
Gross Realized Gains on Investment Sales	25	33	12
Gross Realized Losses on Investment Sales	9	22	2

The adjusted cost of debt securities was $889 million and $862 million as of December 31, 2012 and 2011, respectively. The adjusted cost of equity securities was $451 million and $431 million as of December 31, 2012 and 2011, respectively.

The fair value of debt securities held in the nuclear trust funds, summarized by contractual maturities, as of December 31, 2012 was as follows:

Fair Value
of Debt
Securities
(in millions)
Within 1 year	$81
1 year – 5 years	373
5 years – 10 years	266
After 10 years	233
Total	$953

Fair Value Measurements of Financial Assets and Liabilities

For a discussion of fair value accounting and the classification of assets and liabilities within the fair value hierarchy, see the “Fair Value Measurements of Assets and Liabilities” section of Note 1.

The following tables set forth, by level within the fair value hierarchy, our financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2012 and 2011. As required by the accounting guidance for “Fair Value Measurements and Disclosures,” financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. There have not been any significant changes in our valuation techniques.

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2012

	Level 1	Level 2	Level 3	Other	Total
Assets:	(in millions)

Cash and Cash Equivalents (a)	$6	$1	$-	$272	$279

Other Temporary Investments
Restricted Cash (a)	227	5	-	9	241
Fixed Income Securities:
Mutual Funds	67	-	-	-	67
Equity Securities - Mutual Funds (b)	16	-	-	-	16
Total Other Temporary Investments	310	5	-	9	324

Risk Management Assets
Risk Management Commodity Contracts (c) (d)	47	938	131	(599)	517
Cash Flow Hedges:
Commodity Hedges (c)	8	28	-	(12)	24
Fair Value Hedges	-	2	-	2	4
De-designated Risk Management Contracts (e)	-	-	-	14	14
Total Risk Management Assets	55	968	131	(595)	559

Spent Nuclear Fuel and Decommissioning Trusts
Cash and Cash Equivalents (f)	7	-	-	10	17
Fixed Income Securities:
United States Government	-	648	-	-	648
Corporate Debt	-	35	-	-	35
State and Local Government	-	270	-	-	270
Subtotal Fixed Income Securities	-	953	-	-	953
Equity Securities - Domestic (b)	736	-	-	-	736
Total Spent Nuclear Fuel and Decommissioning Trusts	743	953	-	10	1,706

Total Assets	$1,114	$1,927	$131	$(304)	$2,868

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (c) (d)	$45	$838	$45	$(636)	$292
Cash Flow Hedges:
Commodity Hedges (c)	-	48	-	(12)	36
Interest Rate/Foreign Currency Hedges	-	37	-	-	37
Fair Value Hedges	-	2	-	2	4
Total Risk Management Liabilities	$45	$925	$45	$(646)	$369

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2011

	Level 1	Level 2	Level 3	Other	Total
Assets:	(in millions)

Cash and Cash Equivalents (a)	$6	$-	$-	$215	$221

Other Temporary Investments
Restricted Cash (a)	191	-	-	25	216
Fixed Income Securities:
Mutual Funds	64	-	-	-	64
Equity Securities - Mutual Funds (b)	14	-	-	-	14
Total Other Temporary Investments	269	-	-	25	294

Risk Management Assets
Risk Management Commodity Contracts (c) (g)	47	1,299	147	(945)	548
Cash Flow Hedges:
Commodity Hedges (c)	15	23	-	(18)	20
De-designated Risk Management Contracts (e)	-	-	-	28	28
Total Risk Management Assets	62	1,322	147	(935)	596

Spent Nuclear Fuel and Decommissioning Trusts
Cash and Cash Equivalents (f)	-	5	-	13	18
Fixed Income Securities:
United States Government	-	544	-	-	544
Corporate Debt	-	54	-	-	54
State and Local Government	-	330	-	-	330
Subtotal Fixed Income Securities	-	928	-	-	928
Equity Securities - Domestic (b)	646	-	-	-	646
Total Spent Nuclear Fuel and Decommissioning Trusts	646	933	-	13	1,592

Total Assets	$983	$2,255	$147	$(682)	$2,703

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (c) (g)	$43	$1,209	$78	$(1,052)	$278
Cash Flow Hedges:
Commodity Hedges (c)	-	43	-	(18)	25
Interest Rate/Foreign Currency Hedges	-	42	-	-	42
Total Risk Management Liabilities	$43	$1,294	$78	$(1,070)	$345

(a)       Amounts in "Other" column primarily represent cash deposits in bank accounts with financial institutions or with third parties. Level 1 and Level 2 amounts primarily represent investments in money market funds.

(b)       Amounts represent publicly traded equity securities and equity-based mutual funds.

(c)       Amounts in "Other" column primarily represent counterparty netting of risk management and hedging contracts and associated cash collateral under the accounting guidance for "Derivatives and Hedging."

(d)       The December 31, 2012 maturity of the net fair value of risk management contracts prior to cash collateral, assets/(liabilities), is as follows: Level 1 matures $9 million in 2013, $(3) million in periods 2014-2016 and ($4) million in periods 2017-2018; Level 2 matures $16 million in 2013, $61 million in periods 2014-2016, $16 million in periods 2017-2018 and $7 million in periods 2019-2030; Level 3 matures $18 million in 2013, $31 million in periods 2014-2016, $13 million in periods 2017-2018 and $24 million in periods 2019-2030. Risk management commodity contracts are substantially comprised of power contracts.

(e)       Represents contracts that were originally MTM but were subsequently elected as normal under the accounting guidance for "Derivatives and Hedging." At the time of the normal election, the MTM value was frozen and no longer fair valued. This MTM value will be amortized into revenues over the remaining life of the contracts.

(f)       Amounts in "Other" column primarily represent accrued interest receivables from financial institutions. Level 2 amounts primarily represent investments in money market funds.

(g)       The December 31, 2011 maturity of the net fair value of risk management contracts prior to cash collateral, assets/(liabilities), is as follows: Level 1 matures $3 million in 2012, $7 million in periods 2013-2015 and ($6) million in periods 2016-2018; Level 2 matures $21 million in 2012, $50 million in periods 2013-2015, $11 million in periods 2016-2017 and $8 million in periods 2018-2030; Level 3 matures ($19) million in 2012, $44 million in periods 2013-2015, $18 million in periods 2016-2017 and $26 million in periods 2018-2030. Risk management commodity contracts are substantially comprised of power contracts.

There have been no transfers between Level 1 and Level 2 during the years ended December 31, 2012, 2011 and 2010.

The following tables set forth a reconciliation of changes in the fair value of net trading derivatives and other investments classified as Level 3 in the fair value hierarchy:

Net Risk Management
Year Ended December 31, 2012	Assets (Liabilities)
(in millions)
Balance as of December 31, 2011	$69
Realized Gain (Loss) Included in Net Income (or Changes in Net Assets) (a) (b)	(15)
Unrealized Gain (Loss) Included in Net Income (or Changes in Net Assets)
Relating to Assets Still Held at the Reporting Date (a)	29
Realized and Unrealized Gains (Losses) Included in Other Comprehensive Income	-
Purchases, Issuances and Settlements (c)	32
Transfers into Level 3 (d) (e)	1
Transfers out of Level 3 (e) (f)	(35)
Changes in Fair Value Allocated to Regulated Jurisdictions (g)	5
Balance as of December 31, 2012	$86

Net Risk Management
Year Ended December 31, 2011	Assets (Liabilities)
(in millions)
Balance as of December 31, 2010	$85
Realized Gain (Loss) Included in Net Income (or Changes in Net Assets) (a) (b)	(10)
Unrealized Gain (Loss) Included in Net Income (or Changes in Net Assets)
Relating to Assets Still Held at the Reporting Date (a)	9
Realized and Unrealized Gains (Losses) Included in Other Comprehensive Income	-
Purchases, Issuances and Settlements (c)	(3)
Transfers into Level 3 (d) (e)	13
Transfers out of Level 3 (e) (f)	(12)
Changes in Fair Value Allocated to Regulated Jurisdictions (g)	(13)
Balance as of December 31, 2011	$69

Net Risk Management
Year Ended December 31, 2010	Assets (Liabilities)
(in millions)
Balance as of December 31, 2009	$62
Realized Gain (Loss) Included in Net Income (or Changes in Net Assets) (a) (b)	5
Unrealized Gain (Loss) Included in Net Income (or Changes in Net Assets)
Relating to Assets Still Held at the Reporting Date (a)	63
Realized and Unrealized Gains (Losses) Included in Other Comprehensive Income	-
Purchases, Issuances and Settlements (c)	(25)
Transfers into Level 3 (d) (e)	18
Transfers out of Level 3 (e) (f)	(53)
Changes in Fair Value Allocated to Regulated Jurisdictions (g)	15
Balance as of December 31, 2010	$85

(a)       Included in revenues on the statements of income.

(b)       Represents the change in fair value between the beginning of the reporting period and the settlement of the risk management commodity contract.

(c)       Represents the settlement of risk management commodity contracts for the reporting period.

(d)       Represents existing assets or liabilities that were previously categorized as Level 2.

(e)       Transfers are recognized based on their value at the beginning of the reporting period that the transfer occurred.

(f)       Represents existing assets or liabilities that were previously categorized as Level 3.

(g)       Relates to the net gains (losses) of those contracts that are not reflected on the statements of income. These net gains (losses) are recorded as regulatory liabilities/assets.

The following table quantifies the significant unobservable inputs used in developing the fair value of our Level 3 positions as of December 31, 2012:

	Fair Value		Valuation	Significant	Input/Range
	Assets	Liabilities	Technique	Unobservable Input	Low	High
	(in millions)
Energy Contracts	$124	$38	Discounted Cash Flow	Forward Market Price (a)	$9.40	$111.97
				Counterparty Credit Risk (b)	397
FTRs	7	7	Discounted Cash Flow	Forward Market Price (a)	(3.21)	14.79
Total	$131	$45

(a) Represents market prices in dollars per MWh.

(b) Represents average price of credit default swaps used to calculate counterparty credit risk, reported in basis points.

Appalachian Power Co [Member]
Fair Value Measurements

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements of Long-term Debt

The fair values of Long-term Debt are based on quoted market prices, without credit enhancements, for the same or similar issues and the current interest rates offered for instruments with similar maturities classified as Level 2 measurement inputs. These instruments are not marked-to-market. The estimates presented are not necessarily indicative of the amounts that could be realized in a current market exchange.

The book values and fair values of Long-term Debt for the Registrant Subsidiaries as of December 31, 2012 and 2011 are summarized in the following table:

	December 31,
	2012		2011
Company	Book Value	Fair Value	Book Value	Fair Value

	(in thousands)
APCo	$3,702,442	$4,555,143	$3,726,251	$4,431,912
I&M	2,057,666	2,372,017	2,057,675	2,339,344
OPCo	3,860,440	4,560,337	4,054,148	4,665,739
PSO	949,871	1,175,759	947,364	1,123,306
SWEPCo	2,046,228	2,400,509	1,728,637	2,019,094

Fair Value Measurements of Financial Assets and Liabilities

For a discussion of fair value accounting and the classification of assets and liabilities within the fair value hierarchy, see the “Fair Value Measurements of Assets and Liabilities” section of Note 1.

The following tables set forth, by level within the fair value hierarchy, the Registrant Subsidiaries' financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2012 and 2011. As required by the accounting guidance for “Fair Value Measurements and Disclosures,” financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. There have not been any significant changes in management's valuation techniques.

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2012
APCo
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$4,161	$166,916	$17,058	$(123,117)	$65,018
Cash Flow Hedges:
Commodity Hedges (a)	-	498	-	(196)	302
Total Risk Management Assets	$4,161	$167,414	$17,058	$(123,313)	$65,320

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$1,959	$158,665	$6,079	$(132,884)	$33,819
Cash Flow Hedges:
Commodity Hedges (a)	-	1,551	-	(196)	1,355
Total Risk Management Liabilities	$1,959	$160,216	$6,079	$(133,080)	$35,174

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2011
APCo
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$4,680	$302,128	$25,423	$(255,324)	$76,907
Cash Flow Hedges:
Commodity Hedges (a)	-	1,095	-	(664)	431
De-designated Risk Management Contracts (c)	-	-	-	1,533	1,533
Total Risk Management Assets	$4,680	$303,223	$25,423	$(254,455)	$78,871

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$2,535	$291,194	$23,379	$(279,997)	$37,111
Cash Flow Hedges:
Commodity Hedges (a)	-	3,009	73	(664)	2,418
Total Risk Management Liabilities	$2,535	$294,203	$23,452	$(280,661)	$39,529

(a)       Amounts in “Other” column primarily represent counterparty netting of risk management and hedging contracts and associated cash collateral under the accounting guidance for “Derivatives and Hedging.”

(b)       Substantially comprised of power contracts for APCo, I&M and OPCo and coal contracts for PSO and SWEPCo.

(c)       Represents contracts that were originally MTM but were subsequently elected as normal under the accounting guidance for “Derivatives and Hedging.” At the time of the normal election, the MTM value was frozen and no longer fair valued. This MTM value will be amortized into revenues over the remaining life of the contracts.

(d)       Amounts in “Other” column primarily represent accrued interest receivables from financial institutions. Level 2 amounts primarily represent investments in money market funds.

(e)       Amounts represent publicly traded equity securities and equity-based mutual funds.

(f)       Amounts in “Other” column primarily represent cash deposits with third parties. Level 1 and Level 2 amounts primarily represent investments in money market funds.

There have been no transfers between Level 1 and Level 2 during the years ended December 31, 2012, 2011 and 2010.

The following tables set forth a reconciliation of changes in the fair value of net trading derivatives classified as Level 3 in the fair value hierarchy:

Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(5,204)	(3,554)	(7,452)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	5,401	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	23	13	28	-	-
Purchases, Issuances and Settlements (c)	11,200	7,734	16,214	-	-
Transfers into Level 3 (d) (e)	1,392	860	1,909	-	-
Transfers out of Level 3 (e) (f)	(1,930)	(1,144)	(2,527)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	3,527	2,369	(810)	-	-
Balance as of December 31, 2012	$10,979	$7,541	$15,429	$-	$-

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(2,154)	(1,261)	(2,711)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	7,741	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	(73)	(47)	(100)	-	-
Purchases, Issuances and Settlements (c)	1,574	847	1,858	-	-
Transfers into Level 3 (d) (e)	2,488	1,531	3,257	-	-
Transfers out of Level 3 (e) (f)	(3,003)	(1,906)	(4,032)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	(1,992)	(1,009)	(9,930)	(1)	(2)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2009	$9,428	$4,816	$10,345	$2	$3
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	1,670	963	2,053	2	2
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	21,314	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	-	-	-	-	-
Purchases, Issuances and Settlements (c)	(7,163)	(4,121)	(8,800)	(1)	(1)
Transfers into Level 3 (d) (e)	1,133	616	1,333	-	-
Transfers out of Level 3 (e) (f)	(10,999)	(6,558)	(13,978)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	11,062	7,392	(5,684)	(2)	(2)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2

(a)       Included in revenues on the statements of income.

(b)       Represents the change in fair value between the beginning of the reporting period and the settlement of the risk management commodity contract.

(c)       Represents the settlement of risk management commodity contracts for the reporting period.

(d)       Represents existing assets or liabilities that were previously categorized as Level 2.

(e)       Transfers are recognized based on their value at the beginning of the reporting period that the transfer occurred.

(f)       Represents existing assets or liabilities that were previously categorized as Level 3.

(g)       Relates to the net gains (losses) of those contracts that are not reflected on the statements of income. These net gains (losses) are recorded as regulatory assets/liabilities.

The following tables quantify the significant unobservable inputs used in developing the fair value of Level 3 positions as of December 31, 2012:

APCo	Fair Value		Valuation	Significant	Forward Price Range
	Assets	Liabilities	Technique	Unobservable Input (a)	Low	High
	(in thousands)
Energy Contracts	$15,310	$3,920	Discounted Cash Flow	Forward Market Price	$9.40	$68.80
FTRs	1,748	2,159	Discounted Cash Flow	Forward Market Price	(3.21)	14.79
Total	$17,058	$6,079

(a)       Represents market prices in dollars per MWh.

Indiana Michigan Power Co [Member]
Fair Value Measurements

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements of Long-term Debt

The fair values of Long-term Debt are based on quoted market prices, without credit enhancements, for the same or similar issues and the current interest rates offered for instruments with similar maturities classified as Level 2 measurement inputs. These instruments are not marked-to-market. The estimates presented are not necessarily indicative of the amounts that could be realized in a current market exchange.

The book values and fair values of Long-term Debt for the Registrant Subsidiaries as of December 31, 2012 and 2011 are summarized in the following table:

	December 31,
	2012		2011
Company	Book Value	Fair Value	Book Value	Fair Value

	(in thousands)
APCo	$3,702,442	$4,555,143	$3,726,251	$4,431,912
I&M	2,057,666	2,372,017	2,057,675	2,339,344
OPCo	3,860,440	4,560,337	4,054,148	4,665,739
PSO	949,871	1,175,759	947,364	1,123,306
SWEPCo	2,046,228	2,400,509	1,728,637	2,019,094

Fair Value Measurements of Trust Assets for Decommissioning and SNF Disposal

I&M records securities held in trust funds for decommissioning nuclear facilities and for the disposal of SNF at fair value. See “Nuclear Trust Funds” section of Note 1.

The following is a summary of nuclear trust fund investments as of December 31, 2012 and 2011:

	December 31,
	2012			2011
	Estimated	Gross	Other-Than-	Estimated	Gross	Other-Than-
	Fair	Unrealized	Temporary	Fair	Unrealized	Temporary
	Value	Gains	Impairments	Value	Gains	Impairments
	(in thousands)
Cash and Cash Equivalents	$16,783	$-	$-	$18,229	$-	$-
Fixed Income Securities:
United States Government	647,918	58,268	(747)	543,506	60,946	(547)
Corporate Debt	35,399	4,903	(1,352)	53,979	4,932	(1,536)
State and Local Government	270,090	1,006	(863)	329,986	(430)	(2,236)
Subtotal Fixed Income Securities	953,407	64,177	(2,962)	927,471	65,448	(4,319)
Equity Securities - Domestic	735,582	284,599	(76,557)	646,032	214,748	(79,536)
Spent Nuclear Fuel and
Decommissioning Trusts	$1,705,772	$348,776	$(79,519)	$1,591,732	$280,196	$(83,855)

The following table provides the securities activity within the decommissioning and SNF trusts for the years ended December 31, 2012, 2011 and 2010:

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Proceeds from Investment Sales	$987,550	$1,110,909	$1,361,813
Purchases of Investments	1,045,422	1,166,690	1,414,473
Gross Realized Gains on Investment Sales	24,605	33,382	11,570
Gross Realized Losses on Investment Sales	8,881	22,159	2,087

The adjusted cost of debt securities was $889 million and $862 million as of December 31, 2012 and 2011, respectively. The adjusted cost of equity securities was $451 million and $431 million as of December 31, 2012 and 2011, respectively.

The fair value of debt securities held in the nuclear trust funds, summarized by contractual maturities, as of December 31, 2012 was as follows:

Fair Value
of Debt
Securities

(in thousands)
Within 1 year	$80,993
1 year – 5 years	373,532
5 years – 10 years	265,885
After 10 years	232,997
Total	$953,407

Fair Value Measurements of Financial Assets and Liabilities

For a discussion of fair value accounting and the classification of assets and liabilities within the fair value hierarchy, see the “Fair Value Measurements of Assets and Liabilities” section of Note 1.

The following tables set forth, by level within the fair value hierarchy, the Registrant Subsidiaries' financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2012 and 2011. As required by the accounting guidance for “Fair Value Measurements and Disclosures,” financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. There have not been any significant changes in management's valuation techniques.

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2012
I&M
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$2,858	$120,242	$11,717	$(84,474)	$50,343
Cash Flow Hedges:
Commodity Hedges (a)	-	330	-	(130)	200
Total Risk Management Assets	2,858	120,572	11,717	(84,604)	50,543

Spent Nuclear Fuel and Decommissioning Trusts
Cash and Cash Equivalents (d)	6,508	-	-	10,275	16,783
Fixed Income Securities:
United States Government	-	647,918	-	-	647,918
Corporate Debt	-	35,399	-	-	35,399
State and Local Government	-	270,090	-	-	270,090
Subtotal Fixed Income Securities	-	953,407	-	-	953,407
Equity Securities - Domestic (e)	735,582	-	-	-	735,582
Total Spent Nuclear Fuel and Decommissioning Trusts	742,090	953,407	-	10,275	1,705,772

Total Assets	$744,948	$1,073,979	$11,717	$(74,329)	$1,756,315

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$1,346	$110,621	$4,176	$(91,183)	$24,960
Cash Flow Hedges:
Commodity Hedges (a)	-	1,061	-	(130)	931
Interest Rate/Foreign Currency Hedges	-	19,524	-	-	19,524
Total Risk Management Liabilities	$1,346	$131,206	$4,176	$(91,313)	$45,415

	Assets and Liabilities Measured at Fair Value on a Recurring Basis
	December 31, 2011
I&M
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$3,001	$203,175	$16,305	$(162,227)	$60,254
Cash Flow Hedges:
Commodity Hedges (a)	-	702	-	(425)	277
De-designated Risk Management Contracts (c)	-	-	-	983	983
Total Risk Management Assets	3,001	203,877	16,305	(161,669)	61,514

Spent Nuclear Fuel and Decommissioning Trusts
Cash and Cash Equivalents (d)	-	5,431	-	12,798	18,229
Fixed Income Securities:
United States Government	-	543,506	-	-	543,506
Corporate Debt	-	53,979	-	-	53,979
State and Local Government	-	329,986	-	-	329,986
Subtotal Fixed Income Securities	-	927,471	-	-	927,471
Equity Securities - Domestic (e)	646,032	-	-	-	646,032
Total Spent Nuclear Fuel and Decommissioning Trusts	646,032	932,902	-	12,798	1,591,732

Total Assets	$649,033	$1,136,779	$16,305	$(148,871)	$1,653,246

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$1,626	$185,092	$14,995	$(178,022)	$23,691
Cash Flow Hedges:
Commodity Hedges (a)	-	1,901	47	(425)	1,523
Interest Rate/Foreign Currency Hedges	-	10,637	-	-	10,637
Total Risk Management Liabilities	$1,626	$197,630	$15,042	$(178,447)	$35,851

(a)       Amounts in “Other” column primarily represent counterparty netting of risk management and hedging contracts and associated cash collateral under the accounting guidance for “Derivatives and Hedging.”

(b)       Substantially comprised of power contracts for APCo, I&M and OPCo and coal contracts for PSO and SWEPCo.

(c)       Represents contracts that were originally MTM but were subsequently elected as normal under the accounting guidance for “Derivatives and Hedging.” At the time of the normal election, the MTM value was frozen and no longer fair valued. This MTM value will be amortized into revenues over the remaining life of the contracts.

(d)       Amounts in “Other” column primarily represent accrued interest receivables from financial institutions. Level 2 amounts primarily represent investments in money market funds.

(e)       Amounts represent publicly traded equity securities and equity-based mutual funds.

(f)       Amounts in “Other” column primarily represent cash deposits with third parties. Level 1 and Level 2 amounts primarily represent investments in money market funds.

There have been no transfers between Level 1 and Level 2 during the years ended December 31, 2012, 2011 and 2010.

The following tables set forth a reconciliation of changes in the fair value of net trading derivatives classified as Level 3 in the fair value hierarchy:

Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(5,204)	(3,554)	(7,452)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	5,401	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	23	13	28	-	-
Purchases, Issuances and Settlements (c)	11,200	7,734	16,214	-	-
Transfers into Level 3 (d) (e)	1,392	860	1,909	-	-
Transfers out of Level 3 (e) (f)	(1,930)	(1,144)	(2,527)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	3,527	2,369	(810)	-	-
Balance as of December 31, 2012	$10,979	$7,541	$15,429	$-	$-

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(2,154)	(1,261)	(2,711)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	7,741	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	(73)	(47)	(100)	-	-
Purchases, Issuances and Settlements (c)	1,574	847	1,858	-	-
Transfers into Level 3 (d) (e)	2,488	1,531	3,257	-	-
Transfers out of Level 3 (e) (f)	(3,003)	(1,906)	(4,032)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	(1,992)	(1,009)	(9,930)	(1)	(2)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2009	$9,428	$4,816	$10,345	$2	$3
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	1,670	963	2,053	2	2
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	21,314	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	-	-	-	-	-
Purchases, Issuances and Settlements (c)	(7,163)	(4,121)	(8,800)	(1)	(1)
Transfers into Level 3 (d) (e)	1,133	616	1,333	-	-
Transfers out of Level 3 (e) (f)	(10,999)	(6,558)	(13,978)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	11,062	7,392	(5,684)	(2)	(2)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2

(a)       Included in revenues on the statements of income.

(b)       Represents the change in fair value between the beginning of the reporting period and the settlement of the risk management commodity contract.

(c)       Represents the settlement of risk management commodity contracts for the reporting period.

(d)       Represents existing assets or liabilities that were previously categorized as Level 2.

(e)       Transfers are recognized based on their value at the beginning of the reporting period that the transfer occurred.

(f)       Represents existing assets or liabilities that were previously categorized as Level 3.

(g)       Relates to the net gains (losses) of those contracts that are not reflected on the statements of income. These net gains (losses) are recorded as regulatory assets/liabilities.

The following tables quantify the significant unobservable inputs used in developing the fair value of Level 3 positions as of December 31, 2012:

I&M	Fair Value		Valuation	Significant	Forward Price Range
	Assets	Liabilities	Technique	Unobservable Input (a)	Low	High
	(in thousands)
Energy Contracts	$10,516	$2,693	Discounted Cash Flow	Forward Market Price	$9.40	$68.80
FTRs	1,201	1,483	Discounted Cash Flow	Forward Market Price	(3.21)	14.79
Total	$11,717	$4,176

(a)       Represents market prices in dollars per MWh.

Ohio Power Co [Member]
Fair Value Measurements

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements of Long-term Debt

The fair values of Long-term Debt are based on quoted market prices, without credit enhancements, for the same or similar issues and the current interest rates offered for instruments with similar maturities classified as Level 2 measurement inputs. These instruments are not marked-to-market. The estimates presented are not necessarily indicative of the amounts that could be realized in a current market exchange.

The book values and fair values of Long-term Debt for the Registrant Subsidiaries as of December 31, 2012 and 2011 are summarized in the following table:

	December 31,
	2012		2011
Company	Book Value	Fair Value	Book Value	Fair Value

	(in thousands)
APCo	$3,702,442	$4,555,143	$3,726,251	$4,431,912
I&M	2,057,666	2,372,017	2,057,675	2,339,344
OPCo	3,860,440	4,560,337	4,054,148	4,665,739
PSO	949,871	1,175,759	947,364	1,123,306
SWEPCo	2,046,228	2,400,509	1,728,637	2,019,094

Fair Value Measurements of Financial Assets and Liabilities

For a discussion of fair value accounting and the classification of assets and liabilities within the fair value hierarchy, see the “Fair Value Measurements of Assets and Liabilities” section of Note 1.

The following tables set forth, by level within the fair value hierarchy, the Registrant Subsidiaries' financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2012 and 2011. As required by the accounting guidance for “Fair Value Measurements and Disclosures,” financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. There have not been any significant changes in management's valuation techniques.

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2012
OPCo
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Other Cash Deposits (f)	$-	$26	$-	$39	$65

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	5,848	238,254	23,973	(175,890)	92,185
Cash Flow Hedges:
Commodity Hedges (a)	-	688	-	(272)	416
Total Risk Management Assets	5,848	238,942	23,973	(176,162)	92,601

Total Assets	$5,848	$238,968	$23,973	$(176,123)	$92,666

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$2,753	$226,536	$8,544	$(189,616)	$48,217
Cash Flow Hedges:
Commodity Hedges (a)	-	2,175	-	(272)	1,903
Total Risk Management Liabilities	$2,753	$228,711	$8,544	$(189,888)	$50,120

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2011
OPCo
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Other Cash Deposits (f)	$26	$-	$-	$22	$48

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	6,339	421,249	34,425	(356,766)	105,247
Cash Flow Hedges:
Commodity Hedges (a)	-	1,483	-	(899)	584
De-designated Risk Management Contracts (c)	-	-	-	2,076	2,076
Total Risk Management Assets	6,339	422,732	34,425	(355,589)	107,907

Total Assets	$6,365	$422,732	$34,425	$(355,567)	$107,955

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$3,433	$406,259	$31,659	$(390,139)	$51,212
Cash Flow Hedges:
Commodity Hedges (a)	-	4,038	100	(899)	3,239
Total Risk Management Liabilities	$3,433	$410,297	$31,759	$(391,038)	$54,451

(a)       Amounts in “Other” column primarily represent counterparty netting of risk management and hedging contracts and associated cash collateral under the accounting guidance for “Derivatives and Hedging.”

(b)       Substantially comprised of power contracts for APCo, I&M and OPCo and coal contracts for PSO and SWEPCo.

(c)       Represents contracts that were originally MTM but were subsequently elected as normal under the accounting guidance for “Derivatives and Hedging.” At the time of the normal election, the MTM value was frozen and no longer fair valued. This MTM value will be amortized into revenues over the remaining life of the contracts.

(d)       Amounts in “Other” column primarily represent accrued interest receivables from financial institutions. Level 2 amounts primarily represent investments in money market funds.

(e)       Amounts represent publicly traded equity securities and equity-based mutual funds.

(f)       Amounts in “Other” column primarily represent cash deposits with third parties. Level 1 and Level 2 amounts primarily represent investments in money market funds.

There have been no transfers between Level 1 and Level 2 during the years ended December 31, 2012, 2011 and 2010.

The following tables set forth a reconciliation of changes in the fair value of net trading derivatives classified as Level 3 in the fair value hierarchy:

Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(5,204)	(3,554)	(7,452)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	5,401	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	23	13	28	-	-
Purchases, Issuances and Settlements (c)	11,200	7,734	16,214	-	-
Transfers into Level 3 (d) (e)	1,392	860	1,909	-	-
Transfers out of Level 3 (e) (f)	(1,930)	(1,144)	(2,527)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	3,527	2,369	(810)	-	-
Balance as of December 31, 2012	$10,979	$7,541	$15,429	$-	$-

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(2,154)	(1,261)	(2,711)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	7,741	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	(73)	(47)	(100)	-	-
Purchases, Issuances and Settlements (c)	1,574	847	1,858	-	-
Transfers into Level 3 (d) (e)	2,488	1,531	3,257	-	-
Transfers out of Level 3 (e) (f)	(3,003)	(1,906)	(4,032)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	(1,992)	(1,009)	(9,930)	(1)	(2)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2009	$9,428	$4,816	$10,345	$2	$3
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	1,670	963	2,053	2	2
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	21,314	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	-	-	-	-	-
Purchases, Issuances and Settlements (c)	(7,163)	(4,121)	(8,800)	(1)	(1)
Transfers into Level 3 (d) (e)	1,133	616	1,333	-	-
Transfers out of Level 3 (e) (f)	(10,999)	(6,558)	(13,978)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	11,062	7,392	(5,684)	(2)	(2)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2

(a)       Included in revenues on the statements of income.

(b)       Represents the change in fair value between the beginning of the reporting period and the settlement of the risk management commodity contract.

(c)       Represents the settlement of risk management commodity contracts for the reporting period.

(d)       Represents existing assets or liabilities that were previously categorized as Level 2.

(e)       Transfers are recognized based on their value at the beginning of the reporting period that the transfer occurred.

(f)       Represents existing assets or liabilities that were previously categorized as Level 3.

(g)       Relates to the net gains (losses) of those contracts that are not reflected on the statements of income. These net gains (losses) are recorded as regulatory assets/liabilities.

The following tables quantify the significant unobservable inputs used in developing the fair value of Level 3 positions as of December 31, 2012:

OPCo	Fair Value		Valuation	Significant	Forward Price Range
	Assets	Liabilities	Technique	Unobservable Input (a)	Low	High
	(in thousands)
Energy Contracts	$21,516	$5,510	Discounted Cash Flow	Forward Market Price	$9.40	$68.80
FTRs	2,457	3,034	Discounted Cash Flow	Forward Market Price	(3.21)	14.79
Total	$23,973	$8,544

(a)       Represents market prices in dollars per MWh.

Public Service Co of Oklahoma [Member]
Fair Value Measurements

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements of Long-term Debt

The fair values of Long-term Debt are based on quoted market prices, without credit enhancements, for the same or similar issues and the current interest rates offered for instruments with similar maturities classified as Level 2 measurement inputs. These instruments are not marked-to-market. The estimates presented are not necessarily indicative of the amounts that could be realized in a current market exchange.

The book values and fair values of Long-term Debt for the Registrant Subsidiaries as of December 31, 2012 and 2011 are summarized in the following table:

	December 31,
	2012		2011
Company	Book Value	Fair Value	Book Value	Fair Value

	(in thousands)
APCo	$3,702,442	$4,555,143	$3,726,251	$4,431,912
I&M	2,057,666	2,372,017	2,057,675	2,339,344
OPCo	3,860,440	4,560,337	4,054,148	4,665,739
PSO	949,871	1,175,759	947,364	1,123,306
SWEPCo	2,046,228	2,400,509	1,728,637	2,019,094

Fair Value Measurements of Financial Assets and Liabilities

For a discussion of fair value accounting and the classification of assets and liabilities within the fair value hierarchy, see the “Fair Value Measurements of Assets and Liabilities” section of Note 1.

The following tables set forth, by level within the fair value hierarchy, the Registrant Subsidiaries' financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2012 and 2011. As required by the accounting guidance for “Fair Value Measurements and Disclosures,” financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. There have not been any significant changes in management's valuation techniques.

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2012
PSO
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$-	$1,657	$-	$(1,142)	$515
Cash Flow Hedges:
Commodity Hedges (a)	-	42	-	(17)	25
Total Risk Management Assets	$-	$1,699	$-	$(1,159)	$540

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$-	$7,021	$-	$(1,142)	$5,879
Cash Flow Hedges:
Commodity Hedges (a)	-	17	-	(17)	-
Total Risk Management Liabilities	$-	$7,038	$-	$(1,159)	$5,879

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2011
PSO
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$97	$7,797	$-	$(7,015)	$879

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$53	$9,542	$-	$(7,092)	$2,503
Cash Flow Hedges:
Commodity Hedges	-	107	-	-	107
Total Risk Management Liabilities	$53	$9,649	$-	$(7,092)	$2,610

(a)       Amounts in “Other” column primarily represent counterparty netting of risk management and hedging contracts and associated cash collateral under the accounting guidance for “Derivatives and Hedging.”

(b)       Substantially comprised of power contracts for APCo, I&M and OPCo and coal contracts for PSO and SWEPCo.

(c)       Represents contracts that were originally MTM but were subsequently elected as normal under the accounting guidance for “Derivatives and Hedging.” At the time of the normal election, the MTM value was frozen and no longer fair valued. This MTM value will be amortized into revenues over the remaining life of the contracts.

(d)       Amounts in “Other” column primarily represent accrued interest receivables from financial institutions. Level 2 amounts primarily represent investments in money market funds.

(e)       Amounts represent publicly traded equity securities and equity-based mutual funds.

(f)       Amounts in “Other” column primarily represent cash deposits with third parties. Level 1 and Level 2 amounts primarily represent investments in money market funds.

There have been no transfers between Level 1 and Level 2 during the years ended December 31, 2012, 2011 and 2010.

The following tables set forth a reconciliation of changes in the fair value of net trading derivatives classified as Level 3 in the fair value hierarchy:

Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(5,204)	(3,554)	(7,452)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	5,401	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	23	13	28	-	-
Purchases, Issuances and Settlements (c)	11,200	7,734	16,214	-	-
Transfers into Level 3 (d) (e)	1,392	860	1,909	-	-
Transfers out of Level 3 (e) (f)	(1,930)	(1,144)	(2,527)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	3,527	2,369	(810)	-	-
Balance as of December 31, 2012	$10,979	$7,541	$15,429	$-	$-

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(2,154)	(1,261)	(2,711)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	7,741	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	(73)	(47)	(100)	-	-
Purchases, Issuances and Settlements (c)	1,574	847	1,858	-	-
Transfers into Level 3 (d) (e)	2,488	1,531	3,257	-	-
Transfers out of Level 3 (e) (f)	(3,003)	(1,906)	(4,032)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	(1,992)	(1,009)	(9,930)	(1)	(2)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2009	$9,428	$4,816	$10,345	$2	$3
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	1,670	963	2,053	2	2
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	21,314	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	-	-	-	-	-
Purchases, Issuances and Settlements (c)	(7,163)	(4,121)	(8,800)	(1)	(1)
Transfers into Level 3 (d) (e)	1,133	616	1,333	-	-
Transfers out of Level 3 (e) (f)	(10,999)	(6,558)	(13,978)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	11,062	7,392	(5,684)	(2)	(2)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2

(a)       Included in revenues on the statements of income.

(b)       Represents the change in fair value between the beginning of the reporting period and the settlement of the risk management commodity contract.

(c)       Represents the settlement of risk management commodity contracts for the reporting period.

(d)       Represents existing assets or liabilities that were previously categorized as Level 2.

(e)       Transfers are recognized based on their value at the beginning of the reporting period that the transfer occurred.

(f)       Represents existing assets or liabilities that were previously categorized as Level 3.

(g)       Relates to the net gains (losses) of those contracts that are not reflected on the statements of income. These net gains (losses) are recorded as regulatory assets/liabilities.

Southwestern Electric Power Co [Member]
Fair Value Measurements

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements of Long-term Debt

The fair values of Long-term Debt are based on quoted market prices, without credit enhancements, for the same or similar issues and the current interest rates offered for instruments with similar maturities classified as Level 2 measurement inputs. These instruments are not marked-to-market. The estimates presented are not necessarily indicative of the amounts that could be realized in a current market exchange.

The book values and fair values of Long-term Debt for the Registrant Subsidiaries as of December 31, 2012 and 2011 are summarized in the following table:

	December 31,
	2012		2011
Company	Book Value	Fair Value	Book Value	Fair Value

	(in thousands)
APCo	$3,702,442	$4,555,143	$3,726,251	$4,431,912
I&M	2,057,666	2,372,017	2,057,675	2,339,344
OPCo	3,860,440	4,560,337	4,054,148	4,665,739
PSO	949,871	1,175,759	947,364	1,123,306
SWEPCo	2,046,228	2,400,509	1,728,637	2,019,094

Fair Value Measurements of Financial Assets and Liabilities

For a discussion of fair value accounting and the classification of assets and liabilities within the fair value hierarchy, see the “Fair Value Measurements of Assets and Liabilities” section of Note 1.

The following tables set forth, by level within the fair value hierarchy, the Registrant Subsidiaries' financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2012 and 2011. As required by the accounting guidance for “Fair Value Measurements and Disclosures,” financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. There have not been any significant changes in management's valuation techniques.

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2012
SWEPCo
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$-	$2,804	$-	$(2,133)	$671
Cash Flow Hedges:
Commodity Hedges (a)	-	41	-	(17)	24
Total Risk Management Assets	$-	$2,845	$-	$(2,150)	$695

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$-	$3,261	$-	$(2,133)	$1,128
Cash Flow Hedges:
Commodity Hedges (a)	-	17	-	(17)	-
Total Risk Management Liabilities	$-	$3,278	$-	$(2,150)	$1,128

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2011
SWEPCo
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$122	$7,023	$-	$(6,421)	$724
Cash Flow Hedges:
Interest Rate/Foreign Currency Hedges	-	3	-	-	3
Total Risk Management Assets	$122	$7,026	$-	$(6,421)	$727

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$66	$11,753	$-	$(6,479)	$5,340
Cash Flow Hedges:
Commodity Hedges	-	97	-	-	97
Interest Rate/Foreign Currency Hedges	-	19,143	-	-	19,143
Total Risk Management Liabilities	$66	$30,993	$-	$(6,479)	$24,580

(a)       Amounts in “Other” column primarily represent counterparty netting of risk management and hedging contracts and associated cash collateral under the accounting guidance for “Derivatives and Hedging.”

(b)       Substantially comprised of power contracts for APCo, I&M and OPCo and coal contracts for PSO and SWEPCo.

(c)       Represents contracts that were originally MTM but were subsequently elected as normal under the accounting guidance for “Derivatives and Hedging.” At the time of the normal election, the MTM value was frozen and no longer fair valued. This MTM value will be amortized into revenues over the remaining life of the contracts.

(d)       Amounts in “Other” column primarily represent accrued interest receivables from financial institutions. Level 2 amounts primarily represent investments in money market funds.

(e)       Amounts represent publicly traded equity securities and equity-based mutual funds.

(f)       Amounts in “Other” column primarily represent cash deposits with third parties. Level 1 and Level 2 amounts primarily represent investments in money market funds.

There have been no transfers between Level 1 and Level 2 during the years ended December 31, 2012, 2011 and 2010.

The following tables set forth a reconciliation of changes in the fair value of net trading derivatives classified as Level 3 in the fair value hierarchy:

Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(5,204)	(3,554)	(7,452)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	5,401	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	23	13	28	-	-
Purchases, Issuances and Settlements (c)	11,200	7,734	16,214	-	-
Transfers into Level 3 (d) (e)	1,392	860	1,909	-	-
Transfers out of Level 3 (e) (f)	(1,930)	(1,144)	(2,527)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	3,527	2,369	(810)	-	-
Balance as of December 31, 2012	$10,979	$7,541	$15,429	$-	$-

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(2,154)	(1,261)	(2,711)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	7,741	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	(73)	(47)	(100)	-	-
Purchases, Issuances and Settlements (c)	1,574	847	1,858	-	-
Transfers into Level 3 (d) (e)	2,488	1,531	3,257	-	-
Transfers out of Level 3 (e) (f)	(3,003)	(1,906)	(4,032)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	(1,992)	(1,009)	(9,930)	(1)	(2)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2009	$9,428	$4,816	$10,345	$2	$3
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	1,670	963	2,053	2	2
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	21,314	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	-	-	-	-	-
Purchases, Issuances and Settlements (c)	(7,163)	(4,121)	(8,800)	(1)	(1)
Transfers into Level 3 (d) (e)	1,133	616	1,333	-	-
Transfers out of Level 3 (e) (f)	(10,999)	(6,558)	(13,978)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	11,062	7,392	(5,684)	(2)	(2)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2

(a)       Included in revenues on the statements of income.

(b)       Represents the change in fair value between the beginning of the reporting period and the settlement of the risk management commodity contract.

(c)       Represents the settlement of risk management commodity contracts for the reporting period.

(d)       Represents existing assets or liabilities that were previously categorized as Level 2.

(e)       Transfers are recognized based on their value at the beginning of the reporting period that the transfer occurred.

(f)       Represents existing assets or liabilities that were previously categorized as Level 3.

(g)       Relates to the net gains (losses) of those contracts that are not reflected on the statements of income. These net gains (losses) are recorded as regulatory assets/liabilities.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

11. INCOME TAXES

The details of our consolidated income taxes before extraordinary item as reported are as follows:

	Years Ended December 31,
	2012	2011	2010
	(in millions)
Federal:
Current	$(52)	$20	$(134)
Deferred	698	786	760
Total Federal	646	806	626

State and Local:
Current	35	37	(20)
Deferred	(77)	(25)	38
Total State and Local	(42)	12	18

International:
Current	-	-	(1)
Deferred	-	-	-
Total International	-	-	(1)

Income Tax Expense	$604	$818	$643

The following is a reconciliation of our consolidated difference between the amount of federal income taxes computed by multiplying book income before income taxes by the federal statutory tax rate and the amount of income taxes reported:

	Years Ended December 31,
	2012	2011	2010
	(in millions)
Net Income	$1,262	$1,949	$1,218
Extraordinary Item, Net of Tax of $(112) million in 2011	-	(373)	-
Income Before Extraordinary Item	1,262	1,576	1,218
Income Tax Expense	604	818	643
Pretax Income	$1,866	$2,394	$1,861

Income Taxes on Pretax Income at Statutory Rate (35%)	$653	$838	$651
Increase (Decrease) in Income Taxes resulting from the following items:
Depreciation	39	41	47
Investment Tax Credits, Net	(14)	(15)	(16)
Energy Production Credits	-	(18)	(20)
State and Local Income Taxes, Net	(33)	(22)	11
Removal Costs	(18)	(20)	(19)
AFUDC	(39)	(42)	(33)
Medicare Subsidy	3	1	12
Valuation Allowance	6	86	-
Tax Reserve Adjustments	17	2	(16)
Other	(10)	(33)	26
Income Tax Expense	$604	$818	$643

Effective Income Tax Rate	32.4%	34.2%	34.6%

The following table shows elements of the net deferred tax liability and significant temporary differences:

	December 31,
	2012	2011
	(in millions)
Deferred Tax Assets	$2,900	$2,855
Deferred Tax Liabilities	(12,098)	(11,185)
Net Deferred Tax Liabilities	$(9,198)	$(8,330)

Property Related Temporary Differences	$(6,752)	$(5,963)
Amounts Due from Customers for Future Federal Income Taxes	(289)	(259)
Deferred State Income Taxes	(683)	(668)
Securitized Transition Assets	(780)	(621)
Regulatory Assets	(781)	(1,208)
Postretirement Benefits	266	424
Accrued Pensions	104	149
Deferred Income Taxes on Other Comprehensive Loss	184	254
Accrued Nuclear Decommissioning	(475)	(436)
Net Operating Loss Carryforward	194	125
Tax Credit Carryforward	104	182
Valuation Allowance	(92)	(86)
All Other, Net	(198)	(223)
Net Deferred Tax Liabilities	$(9,198)	$(8,330)

AEP System Tax Allocation Agreement

We, along with our subsidiaries, file a consolidated federal income tax return. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to our subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Federal and State Income Tax Audit Status

We are no longer subject to U.S. federal examination for years before 2009. We completed the examination of the years 2007 and 2008 in April 2011 and settled all outstanding issues on appeal for the years 2001 through 2006 in October 2011. The settlements did not materially impact net income, cash flows or financial condition. The IRS examination of years 2009 and 2010 started in October 2011. Although the outcome of tax audits is uncertain, in management's opinion, adequate provisions for federal income taxes have been made for potential liabilities resulting from such matters. In addition, we accrue interest on these uncertain tax positions. We are not aware of any issues for open tax years that upon final resolution are expected to materially impact net income.

We, along with our subsidiaries, file income tax returns in various state, local and foreign jurisdictions. These taxing authorities routinely examine our tax returns and we are currently under examination in several state and local jurisdictions. We believe that we have filed tax returns with positions that may be challenged by these tax authorities. We believe that adequate provisions for income taxes have been made for potential liabilities resulting from such challenges and the ultimate resolution of these audits will not materially impact net income. With few exceptions, we are no longer subject to state, local or non-U.S. income tax examinations by tax authorities for years before 2008. In March 2012, we settled all outstanding franchise tax issues with the state of Ohio for the years 2000 through 2009. The settlements did not materially impact net income, cash flows or financial condition.

Net Income Tax Operating Loss Carryforward

In 2012 and 2011, we recognized federal net income tax operating losses of $366 million and $226 million, respectively, driven primarily by bonus depreciation, pension plan contributions and other book-versus-tax temporary differences. We also had state net income tax operating loss carryforwards as indicated in the table below.

	State Net Income
	Tax Operating
	Loss	Year of
State	Carryforward	Expiration
	(in millions)
Louisiana	$314	2027
Oklahoma	137	2031
Tennessee	13	2026
Virginia	329	2031
West Virginia	897	2032

As a result, we accrued deferred federal, state and local income tax benefits in 2012 and 2011. We expect to realize the federal, state and local cash flow benefits in future periods as there was insufficient capacity in prior periods to carry the net operating losses back. We anticipate future taxable income will be sufficient to realize the net income tax operating loss tax benefits before the federal carryforward expires after 2032.

Tax Credit Carryforward

Federal and state net income tax operating losses sustained in 2012, 2011 and 2009, along with lower federal and state taxable income in 2010, resulted in unused federal and state income tax credits. As of December 31, 2012, we have total federal tax credit carryforwards of $104 million and total state tax credit carryforwards of $82 million, not all of which are subject to an expiration date. If these credits are not utilized, the federal general business tax credits of $70 million will expire in the years 2028 through 2031 and the state coal tax credits of $29 million will expire in the years 2013 through 2021.

We anticipate future federal taxable income will be sufficient to realize the tax benefits of the federal tax credits before they expire unused. We do not anticipate state taxable income will be sufficient in future periods to realize the tax benefits of all state income tax credits before they expire and we have provided a valuation allowance accordingly.

Valuation Allowance

We assess past results and future operations to estimate and evaluate available positive and negative evidence to evaluate whether sufficient future taxable income will be generated to use existing deferred tax assets. A significant piece of objective negative information evaluated was the net income tax operating losses sustained in 2012, 2011 and 2009. On the basis of this evaluation of available positive and negative evidence, as of December 31, 2012, a valuation allowance of $36 million for state tax credits, net of federal tax, and $56 million for an unrealized capital loss has been recorded in order to measure only the portion of the deferred tax assets that, more likely than not, will be realized. The amount of the deferred tax assets considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are materially impacted or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence, such as our projections for growth.

For a discussion of the tax implications of the unrealized capital loss resulting from our settlement with BOA and Enron, see “Enron Bankruptcy” section of Note 6.

Uncertain Tax Positions

We recognize interest accruals related to uncertain tax positions in interest income or expense, as applicable, and penalties in Other Operation expense in accordance with the accounting guidance for “Income Taxes.”

The following table shows amounts reported for interest expense, interest income and reversal of prior period interest expense:

	Years Ended December 31,
	2012	2011	2010
	(in millions)
Interest Expense	$11	$8	$8
Interest Income	-	22	11
Reversal of Prior Period Interest Expense	1	13	5

The following table shows balances for amounts accrued for the receipt of interest and the payment of interest and penalties:

	December 31,
	2012	2011
	(in millions)
Accrual for Receipt of Interest	$-	$13
Accrual for Payment of Interest and Penalties	7	6

The reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2012	2011	2010
	(in millions)
Balance as of January 1,	$168	$219	$237
Increase - Tax Positions Taken During a Prior Period	23	51	40
Decrease - Tax Positions Taken During a Prior Period	(16)	(43)	(43)
Increase - Tax Positions Taken During the Current Year	121	10	-
Decrease - Tax Positions Taken During the Current Year	-	-	(6)
Decrease - Settlements with Taxing Authorities	(25)	(31)	(2)
Decrease - Lapse of the Applicable Statute of Limitations	(4)	(38)	(7)
Balance as of December 31,	$267	$168	$219

The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate is $149 million, $111 million and $112 million for 2012, 2011 and 2010, respectively. We believe there will be no significant net increase or decrease in unrecognized tax benefits within 12 months of the reporting date.

Federal Tax Legislation

The American Recovery and Reinvestment Tax Act of 2009 provided for several new grant programs and expanded tax credits and an extension of the 50% bonus depreciation provision enacted in the Economic Stimulus Act of 2008. The enacted provisions did not materially impact net income or financial condition. However, the bonus depreciation contributed to the 2009 federal net operating tax loss that resulted in a 2010 cash flow benefit of $419 million.

The Patient Protection and Affordable Care Act and the related Health Care and Education Reconciliation Act (Health Care Acts) were enacted in March 2010. The Health Care Acts amend tax rules so that the portion of employer health care costs that are reimbursed by the Medicare Part D prescription drug subsidy will no longer be deductible by the employer for federal income tax purposes effective for years beginning after December 31, 2012. Due to the loss of the future tax deduction, a reduction in the deferred tax asset related to the nondeductible OPEB liabilities accrued to date was recorded in March 2010. This reduction did not materially impact cash flows or financial condition. For the year ended December 31, 2010, deferred tax assets decreased $56 million, partially offset by recording net tax regulatory assets of $35 million in our jurisdictions with regulated operations, resulting in a decrease in net income of $21 million.

The Small Business Jobs Act (the 2010 Act) was enacted in September 2010. Included in the 2010 Act was a one-year extension of the 50% bonus depreciation provision. The Tax Relief, Unemployment Insurance Reauthorization and the Job Creation Act of 2010 extended the life of research and development, employment and several energy tax credits originally scheduled to expire at the end of 2010. In addition, the 2010 Act extended the time for claiming bonus depreciation and increased the deduction to 100% for part of 2011 and 2010. The enacted provisions will not materially impact net income or financial condition but had a favorable impact on cash flows of $318 million in 2010.

In December 2011, the U.S. Treasury Department issued guidance regarding the deduction and capitalization of expenditures related to tangible property. The guidance was in the form of proposed and temporary regulations and generally is effective for tax years beginning in 2012. In November 2012, the effective date was moved to tax years beginning in 2014. Further, the notice stated that the U.S. Treasury Department anticipates that the final regulations will contain changes from the temporary regulations. We will evaluate the impact of these regulations once they are issued.

The American Taxpayer Relief Act of 2012 (the 2012 Act) was enacted in January 2013. Included in the 2012 Act was a one-year extension of the 50% bonus depreciation. The 2012 Act also retroactively extended the life of research and development, employment and several energy tax credits, which expired at the end of 2011. The enacted provisions will not materially impact net income or financial condition but are expected to have a favorable impact on cash flows in 2013.

State Tax Legislation

Legislation was passed by the state of Indiana in May 2011 enacting a phased reduction in corporate income tax rates from 8.5% to 6.5%. The 8.5% Indiana corporate income tax rate will be reduced 0.5% each year beginning after June 30, 2012 with the final reduction occurring in years beginning after June 30, 2015.

In May 2011, Michigan repealed its Business Tax regime and replaced it with a traditional corporate net income tax with a rate of 6%, effective January 1, 2012.

During the third quarter of 2012, the state of West Virginia achieved certain minimum levels of shortfall reserve funds. As a result, the West Virginia corporate income tax rate will be reduced from 7.75% to 7.0% in 2013. The enacted provisions will not materially impact net income, cash flows or financial condition.

Appalachian Power Co [Member]
Income Taxes

10. INCOME TAXES

The details of the Registrant Subsidiaries' income taxes as reported are as follows:

Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$28,307	$(9,221)	$100,447	$18,634	$(214,353)
Deferred	138,460	53,067	45,685	48,916	260,761
Deferred Investment Tax Credits	(1,240)	(4,502)	(1,849)	(856)	(550)
Income Tax Expense	$165,527	$39,344	$144,283	$66,694	$45,858

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(15,136)	$(86,471)	$96,893	$6,904	$40,727
Deferred	107,565	141,014	119,184	61,581	16,726
Deferred Investment Tax Credits	(2,569)	(2,783)	(2,380)	(856)	(550)
Income Tax Expense	$89,860	$51,760	$213,697	$67,629	$56,903

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(66,216)	$1,795	$11,403	$(46,528)	$(16,066)
Deferred	144,413	63,947	292,831	92,695	81,764
Deferred Investment Tax Credits	(3,967)	(2,316)	(2,928)	3,933	(1,484)
Income Tax Expense	$74,230	$63,426	$301,306	$50,100	$64,214

Shown below for each Registrant Subsidiary is a reconciliation of the difference between the amounts of federal income taxes computed by multiplying book income before income taxes by the federal statutory rate and the amount of income taxes reported:

APCo	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net Income	$257,503	$162,758	$136,668
Income Tax Expense	165,527	89,860	74,230
Pretax Income	$423,030	$252,618	$210,898

Income Taxes on Pretax Income at Statutory Rate (35%)	$148,061	$88,416	$73,814
Increase (Decrease) in Income Taxes Resulting from the Following Items:
Depreciation	20,424	17,923	18,134
Investment Tax Credits, Net	(1,240)	(2,569)	(3,967)
State and Local Income Taxes, Net	3,175	(35,532)	(7,189)
Removal Costs	(6,641)	(4,447)	(6,709)
AFUDC	(1,145)	(5,314)	(1,860)
Medicare Subsidy	382	4,908	(1,159)
Valuation Allowance	5,674	30,541	-
Other	(3,163)	(4,066)	3,166
Income Tax Expense	$165,527	$89,860	$74,230

Effective Income Tax Rate	39.1%	35.6%	35.2%

The following tables show elements of the net deferred tax liability and significant temporary differences for each Registrant Subsidiary:

APCo	December 31,
	2012	2011
	(in thousands)
Deferred Tax Assets	$526,665	$591,379
Deferred Tax Liabilities	(2,467,063)	(2,341,814)
Net Deferred Tax Liabilities	$(1,940,398)	$(1,750,435)

Property Related Temporary Differences	$(1,416,426)	$(1,303,698)
Amounts Due from Customers for Future Federal Income Taxes	(100,520)	(95,960)
Deferred State Income Taxes	(230,490)	(235,296)
Regulatory Assets	(161,274)	(194,161)
Postretirement Benefits	45,044	61,109
Accrued Pensions	41,643	45,782
Deferred Income Taxes on Other Comprehensive Loss	16,099	31,523
Deferred Fuel and Purchased Power	(115,900)	(131,137)
Net Operating Loss Carryforward	69,580	88,721
Tax Credit Carryforward	13,199	37,850
Valuation Allowance	(36,215)	(30,541)
All Other, Net	(65,138)	(24,627)
Net Deferred Tax Liabilities	$(1,940,398)	$(1,750,435)

AEP System Tax Allocation Agreement

The Registrant Subsidiaries join in the filing of a consolidated federal income tax return with their affiliates in the AEP System. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to its subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Federal and State Income Tax Audit Status

The Registrant Subsidiaries are no longer subject to U.S. federal examination for years before 2009. The Registrant Subsidiaries completed the examination of the years 2007 and 2008 in April 2011 and settled all outstanding issues on appeal for the years 2001 through 2006 in October 2011. The settlements did not materially impact the Registrant Subsidiaries' net income, cash flows or financial condition. The IRS examination of years 2009 and 2010 started in October 2011. Although the outcome of tax audits is uncertain, in management's opinion, adequate provisions for federal income taxes have been made for potential liabilities resulting from such matters. In addition, the Registrant Subsidiaries accrue interest on these uncertain tax positions. Management is not aware of any issues for open tax years that upon final resolution are expected to materially impact net income.

The Registrant Subsidiaries file income tax returns in various state and local jurisdictions. These taxing authorities routinely examine their tax returns and the Registrant Subsidiaries are currently under examination in several state and local jurisdictions. Management believes that previously filed tax returns have positions that may be challenged by these tax authorities. However, management believes that adequate provisions for income taxes have been made for potential liabilities resulting from such challenges and that the ultimate resolution of these audits will not materially impact net income. With few exceptions, the Registrant Subsidiaries are no longer subject to state or local income tax examinations by tax authorities for years before 2008. In March 2012, AEP settled all outstanding franchise tax issues with the state of Ohio for the years 2000 through 2009. The settlements did not materially impact the Registrants Subsidiaries' net income, cash flows or financial condition.

Net Income Tax Operating Loss Carryforward

In 2011, APCo and I&M recognized federal net income tax operating losses of $313 million and $123 million, respectively, driven primarily by bonus depreciation, pension plan contributions and other book versus tax temporary differences. In 2012, SWEPCo recognized a federal net income tax operating loss of $858 million driven primarily by bonus depreciation. APCo, OPCo, PSO and SWEPCo also had state net income tax operating loss carryforwards as indicated in the table below.

		State Net Income
		Tax Operating
		Loss	Year of
Company	State	Carryforward	Expiration
		(in thousands)
APCo	Tennessee	$12,513	2026
APCo	Virginia	328,850	2031
APCo	West Virginia	583,890	2032
OPCo	West Virginia	312,791	2032
PSO	Oklahoma	99,792	2031
SWEPCo	Louisiana	313,750	2027

As a result, APCo, I&M, OPCo, PSO and SWEPCo accrued deferred federal and/or state and local income tax benefits in 2011 and/or 2012 and expect to realize the federal, state and local cash flow benefits in future periods as there was insufficient capacity in prior periods to carry the net operating losses back. Management anticipates future taxable income will be sufficient to realize the net income tax operating loss tax benefits before the federal carryforward expires after 2032.

Tax Credit Carryforward

Federal and state net income tax operating losses sustained in 2011 and 2009 along with lower federal and state taxable income in 2010 resulted in unused federal and state income tax credits. As of December 31, 2012, the Registrant Subsidiaries have federal tax credit carryforwards and APCo and PSO have state tax credit carryforwards as indicated in the table below. If these credits are not utilized, federal general business tax credits will expire in the years 2028 through 2031 and state coal tax credits will expire in the years 2013 through 2021.

		Federal Tax		State Tax
		Credit		Credit
	Total Federal	Carryforward	Total State	Carryforward
	Tax Credit	Subject to	Tax Credit	Subject to
Company	Carryforward	Expiration	Carryforward	Expiration
	(in thousands)
APCo	$12,692	$4,476	$65,653	$29,297
I&M	2,487	2,487	-	-
OPCo	21,321	1,548	-	-
PSO	401	381	16,194	-
SWEPCo	2,537	899	-	-

The Registrant Subsidiaries anticipate future federal taxable income will be sufficient to realize the tax benefits of the federal tax credits before they expire unused. APCo does not anticipate that state taxable income will be sufficient in future periods to realize the tax benefits of all state tax credits before they expire unused and a valuation allowance has been provided accordingly.

Valuation Allowance

Management assesses past results and future operations to estimate and evaluate available positive and negative evidence to evaluate whether sufficient future taxable income will be generated to use existing deferred tax assets. A significant piece of objective negative information evaluated were the net income tax operating losses sustained in 2012, 2011 and 2009. On the basis of this evaluation of available positive and negative evidence, as of December 31, 2012, a valuation allowance of $36.2 million for state tax credits, net of federal tax, has been recorded by APCo in order to measure only the portion of the deferred tax assets that, more likely than not, will be realized. The amount of the deferred tax assets considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence, such as projections for growth.

Uncertain Tax Positions

The Registrant Subsidiaries recognize interest accruals related to uncertain tax positions in interest income or expense as applicable and penalties in Other Operation expense in accordance with the accounting guidance for “Income Taxes.”

The following tables show amounts reported for interest expense, interest income and reversal of prior period interest expense:

	Years Ended December 31,
	2012			2011
			Reversal of			Reversal of
			Prior Period			Prior Period
	Interest	Interest	Interest	Interest	Interest	Interest
Company	Expense	Income	Expense	Expense	Income	Expense
	(in thousands)
APCo	$62	$-	$183	$737	$3,229	$2,416
I&M	1,355	-	-	-	2,681	638
OPCo	266	-	504	1,213	5,173	4,019
PSO	259	-	294	239	344	3,123
SWEPCo	286	-	271	1,382	1,991	2,255

	Year Ended December 31, 2010
			Reversal of
			Prior Period
	Interest	Interest	Interest
Company	Expense	Income	Expense

	(in thousands)
APCo	$2,330	$-	$1,146
I&M	-	209	159
OPCo	3,948	-	1,653
PSO	455	-	871
SWEPCo	749	-	320

The following table shows balances for amounts accrued for the receipt of interest:

	December 31,
Company	2012	2011
	(in thousands)
APCo	$-	$70
I&M	-	759
OPCo	-	869
PSO	15	134
SWEPCo	-	452

The following table shows balances for amounts accrued for the payment of interest and penalties:

	December 31,
Company	2012	2011
	(in thousands)
APCo	$271	$120
I&M	1,337	145
OPCo	451	1,513
PSO	424	426
SWEPCo	1,061	668

The reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2012	$7,311	$14,071	$43,565	$3,585	$9,031
Increase - Tax Positions Taken During
a Prior Period	-	2,266	1,360	421	2,806
Decrease - Tax Positions Taken During
a Prior Period	(384)	(1,252)	(13,582)	(92)	(775)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(1,674)	-	(20,291)	-	-
Decrease - Lapse of the Applicable
Statute of Limitations	-	-	-	(1,641)	(1,509)
Balance as of December 31, 2012	$5,253	$15,085	$11,052	$2,273	$9,553

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2011	$13,267	$17,871	$68,655	$9,845	$14,410
Increase - Tax Positions Taken During
a Prior Period	5,990	9,256	11,330	1,339	14,355
Decrease - Tax Positions Taken During
a Prior Period	(2,100)	(8,622)	(20,299)	(1,171)	(2,706)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(2,587)	(1,424)	(6,935)	(1,178)	(12,997)
Decrease - Lapse of the Applicable
Statute of Limitations	(7,259)	(3,010)	(9,186)	(5,250)	(4,031)
Balance as of December 31, 2011	$7,311	$14,071	$43,565	$3,585	$9,031

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2010	$17,292	$20,007	$65,551	$12,216	$10,163
Increase - Tax Positions Taken During
a Prior Period	4,177	4,964	19,214	151	6,128
Decrease - Tax Positions Taken During
a Prior Period	(6,376)	(5,287)	(8,837)	(1,200)	(376)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	(1,015)	(1,487)	(1,749)	(517)	(691)
Decrease - Settlements with Taxing
Authorities	(811)	(236)	(70)	(265)	(4)
Decrease - Lapse of the Applicable
Statute of Limitations	-	(90)	(5,454)	(540)	(810)
Balance as of December 31, 2010	$13,267	$17,871	$68,655	$9,845	$14,410

Management believes that there will be no significant net increase or decrease in unrecognized benefits within 12 months of the reporting date. The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate for each Registrant Subsidiary was as follows:

Company	2012	2011	2010
	(in thousands)
APCo	$-	$806	$1,109
I&M	1,220	654	1,664
OPCo	674	21,177	28,749
PSO	818	1,882	1,977
SWEPCo	3,512	3,717	2,481

Federal Tax Legislation – Affecting APCo, I&M, OPCo, PSO and SWEPCo

The American Recovery and Reinvestment Act of 2009 provided for several new grant programs and expanded tax credits and an extension of the 50% bonus depreciation provision enacted in the Economic Stimulus Act of 2008. The enacted provisions did not materially impact the Registrants Subsidiaries' net income or financial condition. However, the bonus depreciation contributed to AEP's 2009 federal net operating tax loss that resulted in a 2010 cash flow benefit to the Registrant Subsidiaries as follows:

Company	(in thousands)
APCo	$170,466
I&M	78,456
OPCo	141,111
PSO	10,741
SWEPCo	-

The Patient Protection and Affordable Care Act and the related Health Care and Education Reconciliation Act (Health Care Acts) were enacted in March 2010. The Health Care Acts amend tax rules so that the portion of employer health care costs that are reimbursed by the Medicare Part D prescription drug subsidy will no longer be deductible by the employer for federal income tax purposes effective for years beginning after December 31, 2012. Due to the loss of the future tax deduction, a reduction in the deferred tax asset related to the nondeductible OPEB liabilities accrued to date was recorded by the Registrant Subsidiaries in March 2010. This reduction did not materially impact the Registrant Subsidiaries' cash flows or financial condition. For the year ended December 31, 2010, the Registrant Subsidiaries reflected a decrease in deferred tax assets, which was partially offset by recording net tax regulatory assets in jurisdictions with regulated operations, resulting in a decrease in net income as follows:

	Net Reduction	Tax
	to Deferred	Regulatory	Decrease in
Company	Tax Assets	Assets, Net	Net Income
	(in thousands)
APCo	$9,397	$8,831	$566
I&M	7,212	6,528	684
OPCo	12,771	6,990	5,781
PSO	3,172	3,172	-
SWEPCo	3,412	3,412	-

The Small Business Jobs Act (the 2010 Act) was enacted in September 2010. Included in the 2010 Act was a one-year extension of the 50% bonus depreciation provision. The Tax Relief, Unemployment Insurance Reauthorization and the Job Creation Act of 2010 extended the life of research and development, employment and several energy tax credits originally scheduled to expire at the end of 2010. In addition, the 2010 Act extended the time for claiming bonus depreciation and increased the deduction to 100% for part of 2011 and 2010. The enacted provisions did not materially impact the Registrant Subsidiaries' net income or financial condition but had a favorable impact on cash flows in 2010 as follows:

Company	(in thousands)
APCo	$43,379
I&M	49,740
OPCo	124,637
PSO	-
SWEPCo	30,269

In December 2011, the U.S. Treasury Department issued guidance regarding the deduction and capitalization of expenditures related to tangible property. The guidance was in the form of proposed and temporary regulations and generally is effective for tax years beginning in 2012. In November 2012, the effective date was moved to tax years beginning in 2014. Further, the notice stated that the U. S. Treasury Department anticipates that the final regulations will contain changes from the temporary regulations. Management will evaluate the impact of these regulations once they are issued.

The American Taxpayer Relief Act of 2012 (the 2012 Act) was enacted in January 2013. Included in the 2012 Act was a one-year extension of the 50% bonus depreciation. The 2012 Act also retroactively extended the life of research and development, employment and several energy tax credits, which expired at the end of 2011. The enacted provisions will not materially impact the Registrant Subsidiaries' net income or financial condition but are expected to have a favorable impact on cash flows in 2013.

State Tax Legislation – Affecting APCo, I&M and OPCo

Legislation was passed by the state of Indiana in May 2011 enacting a phased reduction in corporate income tax rates from 8.5% to 6.5%. The 8.5% Indiana corporate income tax rate will be reduced 0.5% each year beginning after June 30, 2012 with the final reduction occurring in years beginning after June 30, 2015.

In May 2011, Michigan repealed its Business Tax regime and replaced it with a traditional corporate net income tax with a rate of 6%, effective January 1, 2012.

During the third quarter of 2012, the state of West Virginia achieved certain minimum levels of shortfall reserve funds. As a result, the West Virginia corporate income tax rate will be reduced from 7.75% to 7.0% in 2013. The enacted provisions will not materially impact the Registrant Subsidiaries' net income, cash flows or financial condition.

Indiana Michigan Power Co [Member]
Income Taxes

10. INCOME TAXES

The details of the Registrant Subsidiaries' income taxes as reported are as follows:

Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$28,307	$(9,221)	$100,447	$18,634	$(214,353)
Deferred	138,460	53,067	45,685	48,916	260,761
Deferred Investment Tax Credits	(1,240)	(4,502)	(1,849)	(856)	(550)
Income Tax Expense	$165,527	$39,344	$144,283	$66,694	$45,858

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(15,136)	$(86,471)	$96,893	$6,904	$40,727
Deferred	107,565	141,014	119,184	61,581	16,726
Deferred Investment Tax Credits	(2,569)	(2,783)	(2,380)	(856)	(550)
Income Tax Expense	$89,860	$51,760	$213,697	$67,629	$56,903

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(66,216)	$1,795	$11,403	$(46,528)	$(16,066)
Deferred	144,413	63,947	292,831	92,695	81,764
Deferred Investment Tax Credits	(3,967)	(2,316)	(2,928)	3,933	(1,484)
Income Tax Expense	$74,230	$63,426	$301,306	$50,100	$64,214

Shown below for each Registrant Subsidiary is a reconciliation of the difference between the amounts of federal income taxes computed by multiplying book income before income taxes by the federal statutory rate and the amount of income taxes reported:

I&M	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net Income	$118,457	$149,674	$126,091
Income Tax Expense	39,344	51,760	63,426
Pretax Income	$157,801	$201,434	$189,517

Income Taxes on Pretax Income at Statutory Rate (35%)	$55,230	$70,502	$66,331
Increase (Decrease) in Income Taxes Resulting from the Following Items:
Depreciation	8,659	7,895	11,419
Investment Tax Credits, Net	(4,502)	(2,783)	(2,316)
State and Local Income Taxes, Net	(1,559)	(1,376)	3,966
Removal Costs	(5,490)	(5,566)	(3,663)
AFUDC	(7,218)	(9,223)	(9,032)
Nuclear Fuel Disposal Costs	225	(1,400)	(1,655)
Other	(6,001)	(6,289)	(1,624)
Income Tax Expense	$39,344	$51,760	$63,426

Effective Income Tax Rate	24.9%	25.7%	33.5%

The following tables show elements of the net deferred tax liability and significant temporary differences for each Registrant Subsidiary:

I&M	December 31,
	2012	2011
	(in thousands)
Deferred Tax Assets	$831,724	$773,679
Deferred Tax Liabilities	(1,842,791)	(1,700,182)
Net Deferred Tax Liabilities	$(1,011,067)	$(926,503)

Property Related Temporary Differences	$(351,682)	$(305,400)
Amounts Due from Customers for Future Federal Income Taxes	(37,633)	(28,551)
Deferred State Income Taxes	(112,388)	(107,497)
Deferred Income Taxes on Other Comprehensive Loss	15,553	15,196
Accrued Nuclear Decommissioning	(475,223)	(435,916)
Postretirement Benefits	27,323	51,037
Net Operating Loss Carryforward	31,233	12,986
Accrued Pensions	24,746	27,819
Regulatory Assets	(88,696)	(116,474)
All Other, Net	(44,300)	(39,703)
Net Deferred Tax Liabilities	$(1,011,067)	$(926,503)

AEP System Tax Allocation Agreement

The Registrant Subsidiaries join in the filing of a consolidated federal income tax return with their affiliates in the AEP System. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to its subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Federal and State Income Tax Audit Status

The Registrant Subsidiaries are no longer subject to U.S. federal examination for years before 2009. The Registrant Subsidiaries completed the examination of the years 2007 and 2008 in April 2011 and settled all outstanding issues on appeal for the years 2001 through 2006 in October 2011. The settlements did not materially impact the Registrant Subsidiaries' net income, cash flows or financial condition. The IRS examination of years 2009 and 2010 started in October 2011. Although the outcome of tax audits is uncertain, in management's opinion, adequate provisions for federal income taxes have been made for potential liabilities resulting from such matters. In addition, the Registrant Subsidiaries accrue interest on these uncertain tax positions. Management is not aware of any issues for open tax years that upon final resolution are expected to materially impact net income.

The Registrant Subsidiaries file income tax returns in various state and local jurisdictions. These taxing authorities routinely examine their tax returns and the Registrant Subsidiaries are currently under examination in several state and local jurisdictions. Management believes that previously filed tax returns have positions that may be challenged by these tax authorities. However, management believes that adequate provisions for income taxes have been made for potential liabilities resulting from such challenges and that the ultimate resolution of these audits will not materially impact net income. With few exceptions, the Registrant Subsidiaries are no longer subject to state or local income tax examinations by tax authorities for years before 2008. In March 2012, AEP settled all outstanding franchise tax issues with the state of Ohio for the years 2000 through 2009. The settlements did not materially impact the Registrants Subsidiaries' net income, cash flows or financial condition.

Net Income Tax Operating Loss Carryforward

In 2011, APCo and I&M recognized federal net income tax operating losses of $313 million and $123 million, respectively, driven primarily by bonus depreciation, pension plan contributions and other book versus tax temporary differences. In 2012, SWEPCo recognized a federal net income tax operating loss of $858 million driven primarily by bonus depreciation. APCo, OPCo, PSO and SWEPCo also had state net income tax operating loss carryforwards as indicated in the table below.

As a result, APCo, I&M, OPCo, PSO and SWEPCo accrued deferred federal and/or state and local income tax benefits in 2011 and/or 2012 and expect to realize the federal, state and local cash flow benefits in future periods as there was insufficient capacity in prior periods to carry the net operating losses back. Management anticipates future taxable income will be sufficient to realize the net income tax operating loss tax benefits before the federal carryforward expires after 2032.

Tax Credit Carryforward

Federal and state net income tax operating losses sustained in 2011 and 2009 along with lower federal and state taxable income in 2010 resulted in unused federal and state income tax credits. As of December 31, 2012, the Registrant Subsidiaries have federal tax credit carryforwards and APCo and PSO have state tax credit carryforwards as indicated in the table below. If these credits are not utilized, federal general business tax credits will expire in the years 2028 through 2031 and state coal tax credits will expire in the years 2013 through 2021.

		Federal Tax		State Tax
		Credit		Credit
	Total Federal	Carryforward	Total State	Carryforward
	Tax Credit	Subject to	Tax Credit	Subject to
Company	Carryforward	Expiration	Carryforward	Expiration
	(in thousands)
APCo	$12,692	$4,476	$65,653	$29,297
I&M	2,487	2,487	-	-
OPCo	21,321	1,548	-	-
PSO	401	381	16,194	-
SWEPCo	2,537	899	-	-

The Registrant Subsidiaries anticipate future federal taxable income will be sufficient to realize the tax benefits of the federal tax credits before they expire unused. APCo does not anticipate that state taxable income will be sufficient in future periods to realize the tax benefits of all state tax credits before they expire unused and a valuation allowance has been provided accordingly.

Valuation Allowance

Management assesses past results and future operations to estimate and evaluate available positive and negative evidence to evaluate whether sufficient future taxable income will be generated to use existing deferred tax assets. A significant piece of objective negative information evaluated were the net income tax operating losses sustained in 2012, 2011 and 2009. On the basis of this evaluation of available positive and negative evidence, as of December 31, 2012, a valuation allowance of $36.2 million for state tax credits, net of federal tax, has been recorded by APCo in order to measure only the portion of the deferred tax assets that, more likely than not, will be realized. The amount of the deferred tax assets considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence, such as projections for growth.

Uncertain Tax Positions

The Registrant Subsidiaries recognize interest accruals related to uncertain tax positions in interest income or expense as applicable and penalties in Other Operation expense in accordance with the accounting guidance for “Income Taxes.”

The following tables show amounts reported for interest expense, interest income and reversal of prior period interest expense:

	Years Ended December 31,
	2012			2011
			Reversal of			Reversal of
			Prior Period			Prior Period
	Interest	Interest	Interest	Interest	Interest	Interest
Company	Expense	Income	Expense	Expense	Income	Expense
	(in thousands)
APCo	$62	$-	$183	$737	$3,229	$2,416
I&M	1,355	-	-	-	2,681	638
OPCo	266	-	504	1,213	5,173	4,019
PSO	259	-	294	239	344	3,123
SWEPCo	286	-	271	1,382	1,991	2,255

	Year Ended December 31, 2010
			Reversal of
			Prior Period
	Interest	Interest	Interest
Company	Expense	Income	Expense

	(in thousands)
APCo	$2,330	$-	$1,146
I&M	-	209	159
OPCo	3,948	-	1,653
PSO	455	-	871
SWEPCo	749	-	320

The following table shows balances for amounts accrued for the receipt of interest:

	December 31,
Company	2012	2011
	(in thousands)
APCo	$-	$70
I&M	-	759
OPCo	-	869
PSO	15	134
SWEPCo	-	452

The following table shows balances for amounts accrued for the payment of interest and penalties:

	December 31,
Company	2012	2011
	(in thousands)
APCo	$271	$120
I&M	1,337	145
OPCo	451	1,513
PSO	424	426
SWEPCo	1,061	668

The reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2012	$7,311	$14,071	$43,565	$3,585	$9,031
Increase - Tax Positions Taken During
a Prior Period	-	2,266	1,360	421	2,806
Decrease - Tax Positions Taken During
a Prior Period	(384)	(1,252)	(13,582)	(92)	(775)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(1,674)	-	(20,291)	-	-
Decrease - Lapse of the Applicable
Statute of Limitations	-	-	-	(1,641)	(1,509)
Balance as of December 31, 2012	$5,253	$15,085	$11,052	$2,273	$9,553

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2011	$13,267	$17,871	$68,655	$9,845	$14,410
Increase - Tax Positions Taken During
a Prior Period	5,990	9,256	11,330	1,339	14,355
Decrease - Tax Positions Taken During
a Prior Period	(2,100)	(8,622)	(20,299)	(1,171)	(2,706)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(2,587)	(1,424)	(6,935)	(1,178)	(12,997)
Decrease - Lapse of the Applicable
Statute of Limitations	(7,259)	(3,010)	(9,186)	(5,250)	(4,031)
Balance as of December 31, 2011	$7,311	$14,071	$43,565	$3,585	$9,031

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2010	$17,292	$20,007	$65,551	$12,216	$10,163
Increase - Tax Positions Taken During
a Prior Period	4,177	4,964	19,214	151	6,128
Decrease - Tax Positions Taken During
a Prior Period	(6,376)	(5,287)	(8,837)	(1,200)	(376)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	(1,015)	(1,487)	(1,749)	(517)	(691)
Decrease - Settlements with Taxing
Authorities	(811)	(236)	(70)	(265)	(4)
Decrease - Lapse of the Applicable
Statute of Limitations	-	(90)	(5,454)	(540)	(810)
Balance as of December 31, 2010	$13,267	$17,871	$68,655	$9,845	$14,410

Management believes that there will be no significant net increase or decrease in unrecognized benefits within 12 months of the reporting date. The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate for each Registrant Subsidiary was as follows:

Company	2012	2011	2010
	(in thousands)
APCo	$-	$806	$1,109
I&M	1,220	654	1,664
OPCo	674	21,177	28,749
PSO	818	1,882	1,977
SWEPCo	3,512	3,717	2,481

Federal Tax Legislation – Affecting APCo, I&M, OPCo, PSO and SWEPCo

The American Recovery and Reinvestment Act of 2009 provided for several new grant programs and expanded tax credits and an extension of the 50% bonus depreciation provision enacted in the Economic Stimulus Act of 2008. The enacted provisions did not materially impact the Registrants Subsidiaries' net income or financial condition. However, the bonus depreciation contributed to AEP's 2009 federal net operating tax loss that resulted in a 2010 cash flow benefit to the Registrant Subsidiaries as follows:

Company	(in thousands)
APCo	$170,466
I&M	78,456
OPCo	141,111
PSO	10,741
SWEPCo	-

The Patient Protection and Affordable Care Act and the related Health Care and Education Reconciliation Act (Health Care Acts) were enacted in March 2010. The Health Care Acts amend tax rules so that the portion of employer health care costs that are reimbursed by the Medicare Part D prescription drug subsidy will no longer be deductible by the employer for federal income tax purposes effective for years beginning after December 31, 2012. Due to the loss of the future tax deduction, a reduction in the deferred tax asset related to the nondeductible OPEB liabilities accrued to date was recorded by the Registrant Subsidiaries in March 2010. This reduction did not materially impact the Registrant Subsidiaries' cash flows or financial condition. For the year ended December 31, 2010, the Registrant Subsidiaries reflected a decrease in deferred tax assets, which was partially offset by recording net tax regulatory assets in jurisdictions with regulated operations, resulting in a decrease in net income as follows:

	Net Reduction	Tax
	to Deferred	Regulatory	Decrease in
Company	Tax Assets	Assets, Net	Net Income
	(in thousands)
APCo	$9,397	$8,831	$566
I&M	7,212	6,528	684
OPCo	12,771	6,990	5,781
PSO	3,172	3,172	-
SWEPCo	3,412	3,412	-

The Small Business Jobs Act (the 2010 Act) was enacted in September 2010. Included in the 2010 Act was a one-year extension of the 50% bonus depreciation provision. The Tax Relief, Unemployment Insurance Reauthorization and the Job Creation Act of 2010 extended the life of research and development, employment and several energy tax credits originally scheduled to expire at the end of 2010. In addition, the 2010 Act extended the time for claiming bonus depreciation and increased the deduction to 100% for part of 2011 and 2010. The enacted provisions did not materially impact the Registrant Subsidiaries' net income or financial condition but had a favorable impact on cash flows in 2010 as follows:

Company	(in thousands)
APCo	$43,379
I&M	49,740
OPCo	124,637
PSO	-
SWEPCo	30,269

In December 2011, the U.S. Treasury Department issued guidance regarding the deduction and capitalization of expenditures related to tangible property. The guidance was in the form of proposed and temporary regulations and generally is effective for tax years beginning in 2012. In November 2012, the effective date was moved to tax years beginning in 2014. Further, the notice stated that the U. S. Treasury Department anticipates that the final regulations will contain changes from the temporary regulations. Management will evaluate the impact of these regulations once they are issued.

The American Taxpayer Relief Act of 2012 (the 2012 Act) was enacted in January 2013. Included in the 2012 Act was a one-year extension of the 50% bonus depreciation. The 2012 Act also retroactively extended the life of research and development, employment and several energy tax credits, which expired at the end of 2011. The enacted provisions will not materially impact the Registrant Subsidiaries' net income or financial condition but are expected to have a favorable impact on cash flows in 2013.

State Tax Legislation – Affecting APCo, I&M and OPCo

Legislation was passed by the state of Indiana in May 2011 enacting a phased reduction in corporate income tax rates from 8.5% to 6.5%. The 8.5% Indiana corporate income tax rate will be reduced 0.5% each year beginning after June 30, 2012 with the final reduction occurring in years beginning after June 30, 2015.

In May 2011, Michigan repealed its Business Tax regime and replaced it with a traditional corporate net income tax with a rate of 6%, effective January 1, 2012.

During the third quarter of 2012, the state of West Virginia achieved certain minimum levels of shortfall reserve funds. As a result, the West Virginia corporate income tax rate will be reduced from 7.75% to 7.0% in 2013. The enacted provisions will not materially impact the Registrant Subsidiaries' net income, cash flows or financial condition.

Ohio Power Co [Member]
Income Taxes

10. INCOME TAXES

The details of the Registrant Subsidiaries' income taxes as reported are as follows:

Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$28,307	$(9,221)	$100,447	$18,634	$(214,353)
Deferred	138,460	53,067	45,685	48,916	260,761
Deferred Investment Tax Credits	(1,240)	(4,502)	(1,849)	(856)	(550)
Income Tax Expense	$165,527	$39,344	$144,283	$66,694	$45,858

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(15,136)	$(86,471)	$96,893	$6,904	$40,727
Deferred	107,565	141,014	119,184	61,581	16,726
Deferred Investment Tax Credits	(2,569)	(2,783)	(2,380)	(856)	(550)
Income Tax Expense	$89,860	$51,760	$213,697	$67,629	$56,903

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(66,216)	$1,795	$11,403	$(46,528)	$(16,066)
Deferred	144,413	63,947	292,831	92,695	81,764
Deferred Investment Tax Credits	(3,967)	(2,316)	(2,928)	3,933	(1,484)
Income Tax Expense	$74,230	$63,426	$301,306	$50,100	$64,214

Shown below for each Registrant Subsidiary is a reconciliation of the difference between the amounts of federal income taxes computed by multiplying book income before income taxes by the federal statutory rate and the amount of income taxes reported:

OPCo	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net Income	$343,534	$464,993	$541,616
Income Tax Expense	144,283	213,697	301,306
Pretax Income	$487,817	$678,690	$842,922

Income Taxes on Pretax Income at Statutory Rate (35%)	$170,736	$237,542	$295,023
Increase (Decrease) in Income Taxes Resulting from the Following Items:
Depreciation	5,239	6,368	11,443
Investment Tax Credits, Net	(1,849)	(2,380)	(2,928)
State and Local Income Taxes, Net	(18,291)	(3,222)	906
Parent Company Loss Benefit	(11,915)	(7,117)	(9,583)
Other	363	(17,494)	6,445
Income Tax Expense	$144,283	$213,697	$301,306

Effective Income Tax Rate	29.6%	31.5%	35.7%

The following tables show elements of the net deferred tax liability and significant temporary differences for each Registrant Subsidiary:

OPCo	December 31,
	2012	2011
	(in thousands)
Deferred Tax Assets	$505,003	$574,007
Deferred Tax Liabilities	(2,851,068)	(2,834,046)
Net Deferred Tax Liabilities	$(2,346,065)	$(2,260,039)

Property Related Temporary Differences	$(2,061,841)	$(1,966,581)
Amounts Due from Customers for Future Federal Income Taxes	(59,291)	(59,699)
Deferred State Income Taxes	(90,001)	(98,093)
Regulatory Assets	(190,273)	(205,925)
Postretirement Benefits	50,421	74,447
Accrued Pensions	(43,928)	(30,853)
Deferred Income Taxes on Other Comprehensive Loss	89,236	106,466
Impairment Loss	100,459	-
Deferred Fuel and Purchased Power	(199,997)	(194,509)
All Other, Net	59,150	114,708
Net Deferred Tax Liabilities	$(2,346,065)	$(2,260,039)

AEP System Tax Allocation Agreement

The Registrant Subsidiaries join in the filing of a consolidated federal income tax return with their affiliates in the AEP System. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to its subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Federal and State Income Tax Audit Status

The Registrant Subsidiaries are no longer subject to U.S. federal examination for years before 2009. The Registrant Subsidiaries completed the examination of the years 2007 and 2008 in April 2011 and settled all outstanding issues on appeal for the years 2001 through 2006 in October 2011. The settlements did not materially impact the Registrant Subsidiaries' net income, cash flows or financial condition. The IRS examination of years 2009 and 2010 started in October 2011. Although the outcome of tax audits is uncertain, in management's opinion, adequate provisions for federal income taxes have been made for potential liabilities resulting from such matters. In addition, the Registrant Subsidiaries accrue interest on these uncertain tax positions. Management is not aware of any issues for open tax years that upon final resolution are expected to materially impact net income.

The Registrant Subsidiaries file income tax returns in various state and local jurisdictions. These taxing authorities routinely examine their tax returns and the Registrant Subsidiaries are currently under examination in several state and local jurisdictions. Management believes that previously filed tax returns have positions that may be challenged by these tax authorities. However, management believes that adequate provisions for income taxes have been made for potential liabilities resulting from such challenges and that the ultimate resolution of these audits will not materially impact net income. With few exceptions, the Registrant Subsidiaries are no longer subject to state or local income tax examinations by tax authorities for years before 2008. In March 2012, AEP settled all outstanding franchise tax issues with the state of Ohio for the years 2000 through 2009. The settlements did not materially impact the Registrants Subsidiaries' net income, cash flows or financial condition.

Net Income Tax Operating Loss Carryforward

In 2011, APCo and I&M recognized federal net income tax operating losses of $313 million and $123 million, respectively, driven primarily by bonus depreciation, pension plan contributions and other book versus tax temporary differences. In 2012, SWEPCo recognized a federal net income tax operating loss of $858 million driven primarily by bonus depreciation. APCo, OPCo, PSO and SWEPCo also had state net income tax operating loss carryforwards as indicated in the table below.

		State Net Income
		Tax Operating
		Loss	Year of
Company	State	Carryforward	Expiration
		(in thousands)
APCo	Tennessee	$12,513	2026
APCo	Virginia	328,850	2031
APCo	West Virginia	583,890	2032
OPCo	West Virginia	312,791	2032
PSO	Oklahoma	99,792	2031
SWEPCo	Louisiana	313,750	2027

As a result, APCo, I&M, OPCo, PSO and SWEPCo accrued deferred federal and/or state and local income tax benefits in 2011 and/or 2012 and expect to realize the federal, state and local cash flow benefits in future periods as there was insufficient capacity in prior periods to carry the net operating losses back. Management anticipates future taxable income will be sufficient to realize the net income tax operating loss tax benefits before the federal carryforward expires after 2032.

Tax Credit Carryforward

Federal and state net income tax operating losses sustained in 2011 and 2009 along with lower federal and state taxable income in 2010 resulted in unused federal and state income tax credits. As of December 31, 2012, the Registrant Subsidiaries have federal tax credit carryforwards and APCo and PSO have state tax credit carryforwards as indicated in the table below. If these credits are not utilized, federal general business tax credits will expire in the years 2028 through 2031 and state coal tax credits will expire in the years 2013 through 2021.

		Federal Tax		State Tax
		Credit		Credit
	Total Federal	Carryforward	Total State	Carryforward
	Tax Credit	Subject to	Tax Credit	Subject to
Company	Carryforward	Expiration	Carryforward	Expiration
	(in thousands)
APCo	$12,692	$4,476	$65,653	$29,297
I&M	2,487	2,487	-	-
OPCo	21,321	1,548	-	-
PSO	401	381	16,194	-
SWEPCo	2,537	899	-	-

The Registrant Subsidiaries anticipate future federal taxable income will be sufficient to realize the tax benefits of the federal tax credits before they expire unused. APCo does not anticipate that state taxable income will be sufficient in future periods to realize the tax benefits of all state tax credits before they expire unused and a valuation allowance has been provided accordingly.

Valuation Allowance

Management assesses past results and future operations to estimate and evaluate available positive and negative evidence to evaluate whether sufficient future taxable income will be generated to use existing deferred tax assets. A significant piece of objective negative information evaluated were the net income tax operating losses sustained in 2012, 2011 and 2009. On the basis of this evaluation of available positive and negative evidence, as of December 31, 2012, a valuation allowance of $36.2 million for state tax credits, net of federal tax, has been recorded by APCo in order to measure only the portion of the deferred tax assets that, more likely than not, will be realized. The amount of the deferred tax assets considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence, such as projections for growth.

Uncertain Tax Positions

The Registrant Subsidiaries recognize interest accruals related to uncertain tax positions in interest income or expense as applicable and penalties in Other Operation expense in accordance with the accounting guidance for “Income Taxes.”

The following tables show amounts reported for interest expense, interest income and reversal of prior period interest expense:

	Years Ended December 31,
	2012			2011
			Reversal of			Reversal of
			Prior Period			Prior Period
	Interest	Interest	Interest	Interest	Interest	Interest
Company	Expense	Income	Expense	Expense	Income	Expense
	(in thousands)
APCo	$62	$-	$183	$737	$3,229	$2,416
I&M	1,355	-	-	-	2,681	638
OPCo	266	-	504	1,213	5,173	4,019
PSO	259	-	294	239	344	3,123
SWEPCo	286	-	271	1,382	1,991	2,255

	Year Ended December 31, 2010
			Reversal of
			Prior Period
	Interest	Interest	Interest
Company	Expense	Income	Expense

	(in thousands)
APCo	$2,330	$-	$1,146
I&M	-	209	159
OPCo	3,948	-	1,653
PSO	455	-	871
SWEPCo	749	-	320

The following table shows balances for amounts accrued for the receipt of interest:

	December 31,
Company	2012	2011
	(in thousands)
APCo	$-	$70
I&M	-	759
OPCo	-	869
PSO	15	134
SWEPCo	-	452

The following table shows balances for amounts accrued for the payment of interest and penalties:

	December 31,
Company	2012	2011
	(in thousands)
APCo	$271	$120
I&M	1,337	145
OPCo	451	1,513
PSO	424	426
SWEPCo	1,061	668

The reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2012	$7,311	$14,071	$43,565	$3,585	$9,031
Increase - Tax Positions Taken During
a Prior Period	-	2,266	1,360	421	2,806
Decrease - Tax Positions Taken During
a Prior Period	(384)	(1,252)	(13,582)	(92)	(775)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(1,674)	-	(20,291)	-	-
Decrease - Lapse of the Applicable
Statute of Limitations	-	-	-	(1,641)	(1,509)
Balance as of December 31, 2012	$5,253	$15,085	$11,052	$2,273	$9,553

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2011	$13,267	$17,871	$68,655	$9,845	$14,410
Increase - Tax Positions Taken During
a Prior Period	5,990	9,256	11,330	1,339	14,355
Decrease - Tax Positions Taken During
a Prior Period	(2,100)	(8,622)	(20,299)	(1,171)	(2,706)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(2,587)	(1,424)	(6,935)	(1,178)	(12,997)
Decrease - Lapse of the Applicable
Statute of Limitations	(7,259)	(3,010)	(9,186)	(5,250)	(4,031)
Balance as of December 31, 2011	$7,311	$14,071	$43,565	$3,585	$9,031

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2010	$17,292	$20,007	$65,551	$12,216	$10,163
Increase - Tax Positions Taken During
a Prior Period	4,177	4,964	19,214	151	6,128
Decrease - Tax Positions Taken During
a Prior Period	(6,376)	(5,287)	(8,837)	(1,200)	(376)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	(1,015)	(1,487)	(1,749)	(517)	(691)
Decrease - Settlements with Taxing
Authorities	(811)	(236)	(70)	(265)	(4)
Decrease - Lapse of the Applicable
Statute of Limitations	-	(90)	(5,454)	(540)	(810)
Balance as of December 31, 2010	$13,267	$17,871	$68,655	$9,845	$14,410

Management believes that there will be no significant net increase or decrease in unrecognized benefits within 12 months of the reporting date. The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate for each Registrant Subsidiary was as follows:

Company	2012	2011	2010
	(in thousands)
APCo	$-	$806	$1,109
I&M	1,220	654	1,664
OPCo	674	21,177	28,749
PSO	818	1,882	1,977
SWEPCo	3,512	3,717	2,481

Federal Tax Legislation – Affecting APCo, I&M, OPCo, PSO and SWEPCo

The American Recovery and Reinvestment Act of 2009 provided for several new grant programs and expanded tax credits and an extension of the 50% bonus depreciation provision enacted in the Economic Stimulus Act of 2008. The enacted provisions did not materially impact the Registrants Subsidiaries' net income or financial condition. However, the bonus depreciation contributed to AEP's 2009 federal net operating tax loss that resulted in a 2010 cash flow benefit to the Registrant Subsidiaries as follows:

Company	(in thousands)
APCo	$170,466
I&M	78,456
OPCo	141,111
PSO	10,741
SWEPCo	-

The Patient Protection and Affordable Care Act and the related Health Care and Education Reconciliation Act (Health Care Acts) were enacted in March 2010. The Health Care Acts amend tax rules so that the portion of employer health care costs that are reimbursed by the Medicare Part D prescription drug subsidy will no longer be deductible by the employer for federal income tax purposes effective for years beginning after December 31, 2012. Due to the loss of the future tax deduction, a reduction in the deferred tax asset related to the nondeductible OPEB liabilities accrued to date was recorded by the Registrant Subsidiaries in March 2010. This reduction did not materially impact the Registrant Subsidiaries' cash flows or financial condition. For the year ended December 31, 2010, the Registrant Subsidiaries reflected a decrease in deferred tax assets, which was partially offset by recording net tax regulatory assets in jurisdictions with regulated operations, resulting in a decrease in net income as follows:

	Net Reduction	Tax
	to Deferred	Regulatory	Decrease in
Company	Tax Assets	Assets, Net	Net Income
	(in thousands)
APCo	$9,397	$8,831	$566
I&M	7,212	6,528	684
OPCo	12,771	6,990	5,781
PSO	3,172	3,172	-
SWEPCo	3,412	3,412	-

The Small Business Jobs Act (the 2010 Act) was enacted in September 2010. Included in the 2010 Act was a one-year extension of the 50% bonus depreciation provision. The Tax Relief, Unemployment Insurance Reauthorization and the Job Creation Act of 2010 extended the life of research and development, employment and several energy tax credits originally scheduled to expire at the end of 2010. In addition, the 2010 Act extended the time for claiming bonus depreciation and increased the deduction to 100% for part of 2011 and 2010. The enacted provisions did not materially impact the Registrant Subsidiaries' net income or financial condition but had a favorable impact on cash flows in 2010 as follows:

Company	(in thousands)
APCo	$43,379
I&M	49,740
OPCo	124,637
PSO	-
SWEPCo	30,269

In December 2011, the U.S. Treasury Department issued guidance regarding the deduction and capitalization of expenditures related to tangible property. The guidance was in the form of proposed and temporary regulations and generally is effective for tax years beginning in 2012. In November 2012, the effective date was moved to tax years beginning in 2014. Further, the notice stated that the U. S. Treasury Department anticipates that the final regulations will contain changes from the temporary regulations. Management will evaluate the impact of these regulations once they are issued.

The American Taxpayer Relief Act of 2012 (the 2012 Act) was enacted in January 2013. Included in the 2012 Act was a one-year extension of the 50% bonus depreciation. The 2012 Act also retroactively extended the life of research and development, employment and several energy tax credits, which expired at the end of 2011. The enacted provisions will not materially impact the Registrant Subsidiaries' net income or financial condition but are expected to have a favorable impact on cash flows in 2013.

State Tax Legislation – Affecting APCo, I&M and OPCo

Legislation was passed by the state of Indiana in May 2011 enacting a phased reduction in corporate income tax rates from 8.5% to 6.5%. The 8.5% Indiana corporate income tax rate will be reduced 0.5% each year beginning after June 30, 2012 with the final reduction occurring in years beginning after June 30, 2015.

In May 2011, Michigan repealed its Business Tax regime and replaced it with a traditional corporate net income tax with a rate of 6%, effective January 1, 2012.

During the third quarter of 2012, the state of West Virginia achieved certain minimum levels of shortfall reserve funds. As a result, the West Virginia corporate income tax rate will be reduced from 7.75% to 7.0% in 2013. The enacted provisions will not materially impact the Registrant Subsidiaries' net income, cash flows or financial condition.

Public Service Co of Oklahoma [Member]
Income Taxes

10. INCOME TAXES

The details of the Registrant Subsidiaries' income taxes as reported are as follows:

Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$28,307	$(9,221)	$100,447	$18,634	$(214,353)
Deferred	138,460	53,067	45,685	48,916	260,761
Deferred Investment Tax Credits	(1,240)	(4,502)	(1,849)	(856)	(550)
Income Tax Expense	$165,527	$39,344	$144,283	$66,694	$45,858

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(15,136)	$(86,471)	$96,893	$6,904	$40,727
Deferred	107,565	141,014	119,184	61,581	16,726
Deferred Investment Tax Credits	(2,569)	(2,783)	(2,380)	(856)	(550)
Income Tax Expense	$89,860	$51,760	$213,697	$67,629	$56,903

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(66,216)	$1,795	$11,403	$(46,528)	$(16,066)
Deferred	144,413	63,947	292,831	92,695	81,764
Deferred Investment Tax Credits	(3,967)	(2,316)	(2,928)	3,933	(1,484)
Income Tax Expense	$74,230	$63,426	$301,306	$50,100	$64,214

Shown below for each Registrant Subsidiary is a reconciliation of the difference between the amounts of federal income taxes computed by multiplying book income before income taxes by the federal statutory rate and the amount of income taxes reported:

PSO	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net Income	$114,141	$124,628	$72,787
Income Tax Expense	66,694	67,629	50,100
Pretax Income	$180,835	$192,257	$122,887

Income Taxes on Pretax Income at Statutory Rate (35%)	$63,292	$67,290	$43,010
Increase (Decrease) in Income Taxes Resulting from the Following Items:
Depreciation	(10)	(165)	(166)
Investment Tax Credits, Net	(781)	(781)	(781)
State and Local Income Taxes, Net	6,953	4,744	10,307
Other	(2,760)	(3,459)	(2,270)
Income Tax Expense	$66,694	$67,629	$50,100

Effective Income Tax Rate	36.9%	35.2%	40.8%

The following tables show elements of the net deferred tax liability and significant temporary differences for each Registrant Subsidiary:

PSO	December 31,
	2012	2011
	(in thousands)
Deferred Tax Assets	$101,561	$121,181
Deferred Tax Liabilities	(835,054)	(840,631)
Net Deferred Tax Liabilities	$(733,493)	$(719,450)

Property Related Temporary Differences	$(640,859)	$(626,456)
Amounts Due from Customers for Future Federal Income Taxes	(1,325)	(1,023)
Deferred State Income Taxes	(95,378)	(89,605)
Regulatory Assets	(57,367)	(77,016)
Postretirement Benefits	13,541	25,607
Accrued Pensions	7,570	12,978
Deferred Income Taxes on Other Comprehensive Loss	(3,489)	(3,849)
Deferred Federal Income Taxes on Deferred State Income Taxes	39,050	36,018
Net Operating Loss Carryforward	3,892	5,247
Tax Credit Carryforward	401	6,872
All Other, Net	471	(8,223)
Net Deferred Tax Liabilities	$(733,493)	$(719,450)

AEP System Tax Allocation Agreement

The Registrant Subsidiaries join in the filing of a consolidated federal income tax return with their affiliates in the AEP System. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to its subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Federal and State Income Tax Audit Status

The Registrant Subsidiaries are no longer subject to U.S. federal examination for years before 2009. The Registrant Subsidiaries completed the examination of the years 2007 and 2008 in April 2011 and settled all outstanding issues on appeal for the years 2001 through 2006 in October 2011. The settlements did not materially impact the Registrant Subsidiaries' net income, cash flows or financial condition. The IRS examination of years 2009 and 2010 started in October 2011. Although the outcome of tax audits is uncertain, in management's opinion, adequate provisions for federal income taxes have been made for potential liabilities resulting from such matters. In addition, the Registrant Subsidiaries accrue interest on these uncertain tax positions. Management is not aware of any issues for open tax years that upon final resolution are expected to materially impact net income.

The Registrant Subsidiaries file income tax returns in various state and local jurisdictions. These taxing authorities routinely examine their tax returns and the Registrant Subsidiaries are currently under examination in several state and local jurisdictions. Management believes that previously filed tax returns have positions that may be challenged by these tax authorities. However, management believes that adequate provisions for income taxes have been made for potential liabilities resulting from such challenges and that the ultimate resolution of these audits will not materially impact net income. With few exceptions, the Registrant Subsidiaries are no longer subject to state or local income tax examinations by tax authorities for years before 2008. In March 2012, AEP settled all outstanding franchise tax issues with the state of Ohio for the years 2000 through 2009. The settlements did not materially impact the Registrants Subsidiaries' net income, cash flows or financial condition.

Net Income Tax Operating Loss Carryforward

In 2011, APCo and I&M recognized federal net income tax operating losses of $313 million and $123 million, respectively, driven primarily by bonus depreciation, pension plan contributions and other book versus tax temporary differences. In 2012, SWEPCo recognized a federal net income tax operating loss of $858 million driven primarily by bonus depreciation. APCo, OPCo, PSO and SWEPCo also had state net income tax operating loss carryforwards as indicated in the table below.

		State Net Income
		Tax Operating
		Loss	Year of
Company	State	Carryforward	Expiration
		(in thousands)
APCo	Tennessee	$12,513	2026
APCo	Virginia	328,850	2031
APCo	West Virginia	583,890	2032
OPCo	West Virginia	312,791	2032
PSO	Oklahoma	99,792	2031
SWEPCo	Louisiana	313,750	2027

As a result, APCo, I&M, OPCo, PSO and SWEPCo accrued deferred federal and/or state and local income tax benefits in 2011 and/or 2012 and expect to realize the federal, state and local cash flow benefits in future periods as there was insufficient capacity in prior periods to carry the net operating losses back. Management anticipates future taxable income will be sufficient to realize the net income tax operating loss tax benefits before the federal carryforward expires after 2032.

Tax Credit Carryforward

Federal and state net income tax operating losses sustained in 2011 and 2009 along with lower federal and state taxable income in 2010 resulted in unused federal and state income tax credits. As of December 31, 2012, the Registrant Subsidiaries have federal tax credit carryforwards and APCo and PSO have state tax credit carryforwards as indicated in the table below. If these credits are not utilized, federal general business tax credits will expire in the years 2028 through 2031 and state coal tax credits will expire in the years 2013 through 2021.

		Federal Tax		State Tax
		Credit		Credit
	Total Federal	Carryforward	Total State	Carryforward
	Tax Credit	Subject to	Tax Credit	Subject to
Company	Carryforward	Expiration	Carryforward	Expiration
	(in thousands)
APCo	$12,692	$4,476	$65,653	$29,297
I&M	2,487	2,487	-	-
OPCo	21,321	1,548	-	-
PSO	401	381	16,194	-
SWEPCo	2,537	899	-	-

The Registrant Subsidiaries anticipate future federal taxable income will be sufficient to realize the tax benefits of the federal tax credits before they expire unused. APCo does not anticipate that state taxable income will be sufficient in future periods to realize the tax benefits of all state tax credits before they expire unused and a valuation allowance has been provided accordingly.

Valuation Allowance

Management assesses past results and future operations to estimate and evaluate available positive and negative evidence to evaluate whether sufficient future taxable income will be generated to use existing deferred tax assets. A significant piece of objective negative information evaluated were the net income tax operating losses sustained in 2012, 2011 and 2009. On the basis of this evaluation of available positive and negative evidence, as of December 31, 2012, a valuation allowance of $36.2 million for state tax credits, net of federal tax, has been recorded by APCo in order to measure only the portion of the deferred tax assets that, more likely than not, will be realized. The amount of the deferred tax assets considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence, such as projections for growth.

Uncertain Tax Positions

The Registrant Subsidiaries recognize interest accruals related to uncertain tax positions in interest income or expense as applicable and penalties in Other Operation expense in accordance with the accounting guidance for “Income Taxes.”

The following tables show amounts reported for interest expense, interest income and reversal of prior period interest expense:

	Years Ended December 31,
	2012			2011
			Reversal of			Reversal of
			Prior Period			Prior Period
	Interest	Interest	Interest	Interest	Interest	Interest
Company	Expense	Income	Expense	Expense	Income	Expense
	(in thousands)
APCo	$62	$-	$183	$737	$3,229	$2,416
I&M	1,355	-	-	-	2,681	638
OPCo	266	-	504	1,213	5,173	4,019
PSO	259	-	294	239	344	3,123
SWEPCo	286	-	271	1,382	1,991	2,255

	Year Ended December 31, 2010
			Reversal of
			Prior Period
	Interest	Interest	Interest
Company	Expense	Income	Expense

	(in thousands)
APCo	$2,330	$-	$1,146
I&M	-	209	159
OPCo	3,948	-	1,653
PSO	455	-	871
SWEPCo	749	-	320

The following table shows balances for amounts accrued for the receipt of interest:

	December 31,
Company	2012	2011
	(in thousands)
APCo	$-	$70
I&M	-	759
OPCo	-	869
PSO	15	134
SWEPCo	-	452

The following table shows balances for amounts accrued for the payment of interest and penalties:

	December 31,
Company	2012	2011
	(in thousands)
APCo	$271	$120
I&M	1,337	145
OPCo	451	1,513
PSO	424	426
SWEPCo	1,061	668

The reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2012	$7,311	$14,071	$43,565	$3,585	$9,031
Increase - Tax Positions Taken During
a Prior Period	-	2,266	1,360	421	2,806
Decrease - Tax Positions Taken During
a Prior Period	(384)	(1,252)	(13,582)	(92)	(775)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(1,674)	-	(20,291)	-	-
Decrease - Lapse of the Applicable
Statute of Limitations	-	-	-	(1,641)	(1,509)
Balance as of December 31, 2012	$5,253	$15,085	$11,052	$2,273	$9,553

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2011	$13,267	$17,871	$68,655	$9,845	$14,410
Increase - Tax Positions Taken During
a Prior Period	5,990	9,256	11,330	1,339	14,355
Decrease - Tax Positions Taken During
a Prior Period	(2,100)	(8,622)	(20,299)	(1,171)	(2,706)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(2,587)	(1,424)	(6,935)	(1,178)	(12,997)
Decrease - Lapse of the Applicable
Statute of Limitations	(7,259)	(3,010)	(9,186)	(5,250)	(4,031)
Balance as of December 31, 2011	$7,311	$14,071	$43,565	$3,585	$9,031

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2010	$17,292	$20,007	$65,551	$12,216	$10,163
Increase - Tax Positions Taken During
a Prior Period	4,177	4,964	19,214	151	6,128
Decrease - Tax Positions Taken During
a Prior Period	(6,376)	(5,287)	(8,837)	(1,200)	(376)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	(1,015)	(1,487)	(1,749)	(517)	(691)
Decrease - Settlements with Taxing
Authorities	(811)	(236)	(70)	(265)	(4)
Decrease - Lapse of the Applicable
Statute of Limitations	-	(90)	(5,454)	(540)	(810)
Balance as of December 31, 2010	$13,267	$17,871	$68,655	$9,845	$14,410

Management believes that there will be no significant net increase or decrease in unrecognized benefits within 12 months of the reporting date. The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate for each Registrant Subsidiary was as follows:

Company	2012	2011	2010
	(in thousands)
APCo	$-	$806	$1,109
I&M	1,220	654	1,664
OPCo	674	21,177	28,749
PSO	818	1,882	1,977
SWEPCo	3,512	3,717	2,481

Federal Tax Legislation – Affecting APCo, I&M, OPCo, PSO and SWEPCo

The American Recovery and Reinvestment Act of 2009 provided for several new grant programs and expanded tax credits and an extension of the 50% bonus depreciation provision enacted in the Economic Stimulus Act of 2008. The enacted provisions did not materially impact the Registrants Subsidiaries' net income or financial condition. However, the bonus depreciation contributed to AEP's 2009 federal net operating tax loss that resulted in a 2010 cash flow benefit to the Registrant Subsidiaries as follows:

Company	(in thousands)
APCo	$170,466
I&M	78,456
OPCo	141,111
PSO	10,741
SWEPCo	-

The Patient Protection and Affordable Care Act and the related Health Care and Education Reconciliation Act (Health Care Acts) were enacted in March 2010. The Health Care Acts amend tax rules so that the portion of employer health care costs that are reimbursed by the Medicare Part D prescription drug subsidy will no longer be deductible by the employer for federal income tax purposes effective for years beginning after December 31, 2012. Due to the loss of the future tax deduction, a reduction in the deferred tax asset related to the nondeductible OPEB liabilities accrued to date was recorded by the Registrant Subsidiaries in March 2010. This reduction did not materially impact the Registrant Subsidiaries' cash flows or financial condition. For the year ended December 31, 2010, the Registrant Subsidiaries reflected a decrease in deferred tax assets, which was partially offset by recording net tax regulatory assets in jurisdictions with regulated operations, resulting in a decrease in net income as follows:

	Net Reduction	Tax
	to Deferred	Regulatory	Decrease in
Company	Tax Assets	Assets, Net	Net Income
	(in thousands)
APCo	$9,397	$8,831	$566
I&M	7,212	6,528	684
OPCo	12,771	6,990	5,781
PSO	3,172	3,172	-
SWEPCo	3,412	3,412	-

The Small Business Jobs Act (the 2010 Act) was enacted in September 2010. Included in the 2010 Act was a one-year extension of the 50% bonus depreciation provision. The Tax Relief, Unemployment Insurance Reauthorization and the Job Creation Act of 2010 extended the life of research and development, employment and several energy tax credits originally scheduled to expire at the end of 2010. In addition, the 2010 Act extended the time for claiming bonus depreciation and increased the deduction to 100% for part of 2011 and 2010. The enacted provisions did not materially impact the Registrant Subsidiaries' net income or financial condition but had a favorable impact on cash flows in 2010 as follows:

Company	(in thousands)
APCo	$43,379
I&M	49,740
OPCo	124,637
PSO	-
SWEPCo	30,269

In December 2011, the U.S. Treasury Department issued guidance regarding the deduction and capitalization of expenditures related to tangible property. The guidance was in the form of proposed and temporary regulations and generally is effective for tax years beginning in 2012. In November 2012, the effective date was moved to tax years beginning in 2014. Further, the notice stated that the U. S. Treasury Department anticipates that the final regulations will contain changes from the temporary regulations. Management will evaluate the impact of these regulations once they are issued.

The American Taxpayer Relief Act of 2012 (the 2012 Act) was enacted in January 2013. Included in the 2012 Act was a one-year extension of the 50% bonus depreciation. The 2012 Act also retroactively extended the life of research and development, employment and several energy tax credits, which expired at the end of 2011. The enacted provisions will not materially impact the Registrant Subsidiaries' net income or financial condition but are expected to have a favorable impact on cash flows in 2013.

Southwestern Electric Power Co [Member]
Income Taxes

10. INCOME TAXES

The details of the Registrant Subsidiaries' income taxes as reported are as follows:

Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$28,307	$(9,221)	$100,447	$18,634	$(214,353)
Deferred	138,460	53,067	45,685	48,916	260,761
Deferred Investment Tax Credits	(1,240)	(4,502)	(1,849)	(856)	(550)
Income Tax Expense	$165,527	$39,344	$144,283	$66,694	$45,858

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(15,136)	$(86,471)	$96,893	$6,904	$40,727
Deferred	107,565	141,014	119,184	61,581	16,726
Deferred Investment Tax Credits	(2,569)	(2,783)	(2,380)	(856)	(550)
Income Tax Expense	$89,860	$51,760	$213,697	$67,629	$56,903

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(66,216)	$1,795	$11,403	$(46,528)	$(16,066)
Deferred	144,413	63,947	292,831	92,695	81,764
Deferred Investment Tax Credits	(3,967)	(2,316)	(2,928)	3,933	(1,484)
Income Tax Expense	$74,230	$63,426	$301,306	$50,100	$64,214

Shown below for each Registrant Subsidiary is a reconciliation of the difference between the amounts of federal income taxes computed by multiplying book income before income taxes by the federal statutory rate and the amount of income taxes reported:

SWEPCo	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net Income	$202,513	$165,126	$146,684
Income Tax Expense	45,858	56,903	64,214
Pretax Income	$248,371	$222,029	$210,898

Income Taxes on Pretax Income at Statutory Rate (35%)	$86,930	$77,710	$73,814
Increase (Decrease) in Income Taxes Resulting from the Following Items:
Depreciation	2,105	(7)	1,223
Depletion	(3,276)	(1,506)	(1,506)
Investment Tax Credits, Net	(550)	(550)	(1,484)
State and Local Income Taxes, Net	(18,010)	4,004	(637)
AFUDC	(19,879)	(16,962)	(15,856)
Other	(1,462)	(5,786)	8,660
Income Tax Expense	$45,858	$56,903	$64,214

Effective Income Tax Rate	18.5%	25.6%	30.4%

The following tables show elements of the net deferred tax liability and significant temporary differences for each Registrant Subsidiary:

SWEPCo	December 31,
	2012	2011
	(in thousands)
Deferred Tax Assets	$286,133	$143,200
Deferred Tax Liabilities	(1,260,281)	(800,673)
Net Deferred Tax Liabilities	$(974,148)	$(657,473)

Property Related Temporary Differences	$(997,337)	$(588,612)
Amounts Due from Customers for Future Federal Income Taxes	(43,090)	(36,289)
Deferred State Income Taxes	(98,630)	(70,211)
Regulatory Assets	(12,922)	(35,349)
Postretirement Benefits	13,039	21,654
Accrued Pensions	5,061	5,861
Deferred Income Taxes on Other Comprehensive Loss	9,618	14,440
Impairment Loss - Turk Plant	21,700	17,150
Net Operating Loss Carryforward	104,738	-
All Other, Net	23,675	13,883
Net Deferred Tax Liabilities	$(974,148)	$(657,473)

AEP System Tax Allocation Agreement

The Registrant Subsidiaries join in the filing of a consolidated federal income tax return with their affiliates in the AEP System. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to its subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Federal and State Income Tax Audit Status

The Registrant Subsidiaries are no longer subject to U.S. federal examination for years before 2009. The Registrant Subsidiaries completed the examination of the years 2007 and 2008 in April 2011 and settled all outstanding issues on appeal for the years 2001 through 2006 in October 2011. The settlements did not materially impact the Registrant Subsidiaries' net income, cash flows or financial condition. The IRS examination of years 2009 and 2010 started in October 2011. Although the outcome of tax audits is uncertain, in management's opinion, adequate provisions for federal income taxes have been made for potential liabilities resulting from such matters. In addition, the Registrant Subsidiaries accrue interest on these uncertain tax positions. Management is not aware of any issues for open tax years that upon final resolution are expected to materially impact net income.

The Registrant Subsidiaries file income tax returns in various state and local jurisdictions. These taxing authorities routinely examine their tax returns and the Registrant Subsidiaries are currently under examination in several state and local jurisdictions. Management believes that previously filed tax returns have positions that may be challenged by these tax authorities. However, management believes that adequate provisions for income taxes have been made for potential liabilities resulting from such challenges and that the ultimate resolution of these audits will not materially impact net income. With few exceptions, the Registrant Subsidiaries are no longer subject to state or local income tax examinations by tax authorities for years before 2008. In March 2012, AEP settled all outstanding franchise tax issues with the state of Ohio for the years 2000 through 2009. The settlements did not materially impact the Registrants Subsidiaries' net income, cash flows or financial condition.

Net Income Tax Operating Loss Carryforward

In 2011, APCo and I&M recognized federal net income tax operating losses of $313 million and $123 million, respectively, driven primarily by bonus depreciation, pension plan contributions and other book versus tax temporary differences. In 2012, SWEPCo recognized a federal net income tax operating loss of $858 million driven primarily by bonus depreciation. APCo, OPCo, PSO and SWEPCo also had state net income tax operating loss carryforwards as indicated in the table below.

		State Net Income
		Tax Operating
		Loss	Year of
Company	State	Carryforward	Expiration
		(in thousands)
APCo	Tennessee	$12,513	2026
APCo	Virginia	328,850	2031
APCo	West Virginia	583,890	2032
OPCo	West Virginia	312,791	2032
PSO	Oklahoma	99,792	2031
SWEPCo	Louisiana	313,750	2027

As a result, APCo, I&M, OPCo, PSO and SWEPCo accrued deferred federal and/or state and local income tax benefits in 2011 and/or 2012 and expect to realize the federal, state and local cash flow benefits in future periods as there was insufficient capacity in prior periods to carry the net operating losses back. Management anticipates future taxable income will be sufficient to realize the net income tax operating loss tax benefits before the federal carryforward expires after 2032.

Tax Credit Carryforward

Federal and state net income tax operating losses sustained in 2011 and 2009 along with lower federal and state taxable income in 2010 resulted in unused federal and state income tax credits. As of December 31, 2012, the Registrant Subsidiaries have federal tax credit carryforwards and APCo and PSO have state tax credit carryforwards as indicated in the table below. If these credits are not utilized, federal general business tax credits will expire in the years 2028 through 2031 and state coal tax credits will expire in the years 2013 through 2021.

		Federal Tax		State Tax
		Credit		Credit
	Total Federal	Carryforward	Total State	Carryforward
	Tax Credit	Subject to	Tax Credit	Subject to
Company	Carryforward	Expiration	Carryforward	Expiration
	(in thousands)
APCo	$12,692	$4,476	$65,653	$29,297
I&M	2,487	2,487	-	-
OPCo	21,321	1,548	-	-
PSO	401	381	16,194	-
SWEPCo	2,537	899	-	-

The Registrant Subsidiaries anticipate future federal taxable income will be sufficient to realize the tax benefits of the federal tax credits before they expire unused. APCo does not anticipate that state taxable income will be sufficient in future periods to realize the tax benefits of all state tax credits before they expire unused and a valuation allowance has been provided accordingly.

Valuation Allowance

Management assesses past results and future operations to estimate and evaluate available positive and negative evidence to evaluate whether sufficient future taxable income will be generated to use existing deferred tax assets. A significant piece of objective negative information evaluated were the net income tax operating losses sustained in 2012, 2011 and 2009. On the basis of this evaluation of available positive and negative evidence, as of December 31, 2012, a valuation allowance of $36.2 million for state tax credits, net of federal tax, has been recorded by APCo in order to measure only the portion of the deferred tax assets that, more likely than not, will be realized. The amount of the deferred tax assets considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence, such as projections for growth.

Uncertain Tax Positions

The Registrant Subsidiaries recognize interest accruals related to uncertain tax positions in interest income or expense as applicable and penalties in Other Operation expense in accordance with the accounting guidance for “Income Taxes.”

The following tables show amounts reported for interest expense, interest income and reversal of prior period interest expense:

	Years Ended December 31,
	2012			2011
			Reversal of			Reversal of
			Prior Period			Prior Period
	Interest	Interest	Interest	Interest	Interest	Interest
Company	Expense	Income	Expense	Expense	Income	Expense
	(in thousands)
APCo	$62	$-	$183	$737	$3,229	$2,416
I&M	1,355	-	-	-	2,681	638
OPCo	266	-	504	1,213	5,173	4,019
PSO	259	-	294	239	344	3,123
SWEPCo	286	-	271	1,382	1,991	2,255

	Year Ended December 31, 2010
			Reversal of
			Prior Period
	Interest	Interest	Interest
Company	Expense	Income	Expense

	(in thousands)
APCo	$2,330	$-	$1,146
I&M	-	209	159
OPCo	3,948	-	1,653
PSO	455	-	871
SWEPCo	749	-	320

The following table shows balances for amounts accrued for the receipt of interest:

	December 31,
Company	2012	2011
	(in thousands)
APCo	$-	$70
I&M	-	759
OPCo	-	869
PSO	15	134
SWEPCo	-	452

The following table shows balances for amounts accrued for the payment of interest and penalties:

	December 31,
Company	2012	2011
	(in thousands)
APCo	$271	$120
I&M	1,337	145
OPCo	451	1,513
PSO	424	426
SWEPCo	1,061	668

The reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2012	$7,311	$14,071	$43,565	$3,585	$9,031
Increase - Tax Positions Taken During
a Prior Period	-	2,266	1,360	421	2,806
Decrease - Tax Positions Taken During
a Prior Period	(384)	(1,252)	(13,582)	(92)	(775)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(1,674)	-	(20,291)	-	-
Decrease - Lapse of the Applicable
Statute of Limitations	-	-	-	(1,641)	(1,509)
Balance as of December 31, 2012	$5,253	$15,085	$11,052	$2,273	$9,553

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2011	$13,267	$17,871	$68,655	$9,845	$14,410
Increase - Tax Positions Taken During
a Prior Period	5,990	9,256	11,330	1,339	14,355
Decrease - Tax Positions Taken During
a Prior Period	(2,100)	(8,622)	(20,299)	(1,171)	(2,706)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(2,587)	(1,424)	(6,935)	(1,178)	(12,997)
Decrease - Lapse of the Applicable
Statute of Limitations	(7,259)	(3,010)	(9,186)	(5,250)	(4,031)
Balance as of December 31, 2011	$7,311	$14,071	$43,565	$3,585	$9,031

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2010	$17,292	$20,007	$65,551	$12,216	$10,163
Increase - Tax Positions Taken During
a Prior Period	4,177	4,964	19,214	151	6,128
Decrease - Tax Positions Taken During
a Prior Period	(6,376)	(5,287)	(8,837)	(1,200)	(376)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	(1,015)	(1,487)	(1,749)	(517)	(691)
Decrease - Settlements with Taxing
Authorities	(811)	(236)	(70)	(265)	(4)
Decrease - Lapse of the Applicable
Statute of Limitations	-	(90)	(5,454)	(540)	(810)
Balance as of December 31, 2010	$13,267	$17,871	$68,655	$9,845	$14,410

Management believes that there will be no significant net increase or decrease in unrecognized benefits within 12 months of the reporting date. The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate for each Registrant Subsidiary was as follows:

Company	2012	2011	2010
	(in thousands)
APCo	$-	$806	$1,109
I&M	1,220	654	1,664
OPCo	674	21,177	28,749
PSO	818	1,882	1,977
SWEPCo	3,512	3,717	2,481

Federal Tax Legislation – Affecting APCo, I&M, OPCo, PSO and SWEPCo

The American Recovery and Reinvestment Act of 2009 provided for several new grant programs and expanded tax credits and an extension of the 50% bonus depreciation provision enacted in the Economic Stimulus Act of 2008. The enacted provisions did not materially impact the Registrants Subsidiaries' net income or financial condition. However, the bonus depreciation contributed to AEP's 2009 federal net operating tax loss that resulted in a 2010 cash flow benefit to the Registrant Subsidiaries as follows:

Company	(in thousands)
APCo	$170,466
I&M	78,456
OPCo	141,111
PSO	10,741
SWEPCo	-

The Patient Protection and Affordable Care Act and the related Health Care and Education Reconciliation Act (Health Care Acts) were enacted in March 2010. The Health Care Acts amend tax rules so that the portion of employer health care costs that are reimbursed by the Medicare Part D prescription drug subsidy will no longer be deductible by the employer for federal income tax purposes effective for years beginning after December 31, 2012. Due to the loss of the future tax deduction, a reduction in the deferred tax asset related to the nondeductible OPEB liabilities accrued to date was recorded by the Registrant Subsidiaries in March 2010. This reduction did not materially impact the Registrant Subsidiaries' cash flows or financial condition. For the year ended December 31, 2010, the Registrant Subsidiaries reflected a decrease in deferred tax assets, which was partially offset by recording net tax regulatory assets in jurisdictions with regulated operations, resulting in a decrease in net income as follows:

	Net Reduction	Tax
	to Deferred	Regulatory	Decrease in
Company	Tax Assets	Assets, Net	Net Income
	(in thousands)
APCo	$9,397	$8,831	$566
I&M	7,212	6,528	684
OPCo	12,771	6,990	5,781
PSO	3,172	3,172	-
SWEPCo	3,412	3,412	-

The Small Business Jobs Act (the 2010 Act) was enacted in September 2010. Included in the 2010 Act was a one-year extension of the 50% bonus depreciation provision. The Tax Relief, Unemployment Insurance Reauthorization and the Job Creation Act of 2010 extended the life of research and development, employment and several energy tax credits originally scheduled to expire at the end of 2010. In addition, the 2010 Act extended the time for claiming bonus depreciation and increased the deduction to 100% for part of 2011 and 2010. The enacted provisions did not materially impact the Registrant Subsidiaries' net income or financial condition but had a favorable impact on cash flows in 2010 as follows:

Company	(in thousands)
APCo	$43,379
I&M	49,740
OPCo	124,637
PSO	-
SWEPCo	30,269

In December 2011, the U.S. Treasury Department issued guidance regarding the deduction and capitalization of expenditures related to tangible property. The guidance was in the form of proposed and temporary regulations and generally is effective for tax years beginning in 2012. In November 2012, the effective date was moved to tax years beginning in 2014. Further, the notice stated that the U. S. Treasury Department anticipates that the final regulations will contain changes from the temporary regulations. Management will evaluate the impact of these regulations once they are issued.

The American Taxpayer Relief Act of 2012 (the 2012 Act) was enacted in January 2013. Included in the 2012 Act was a one-year extension of the 50% bonus depreciation. The 2012 Act also retroactively extended the life of research and development, employment and several energy tax credits, which expired at the end of 2011. The enacted provisions will not materially impact the Registrant Subsidiaries' net income or financial condition but are expected to have a favorable impact on cash flows in 2013.

Leases	12 Months Ended
Dec. 31, 2012
Leases

12. LEASES

Leases of property, plant and equipment are for periods up to 60 years and require payments of related property taxes, maintenance and operating costs. The majority of the leases have purchase or renewal options and will be renewed or replaced by other leases.

Lease rentals for both operating and capital leases are generally charged to Other Operation and Maintenance expense in accordance with rate-making treatment for regulated operations. Additionally, for regulated operations with capital leases, a capital lease asset and offsetting liability are recorded at the present value of the remaining lease payments for each reporting period. Capital leases for nonregulated property are accounted for as if the assets were owned and financed. The components of rental costs are as follows:

	Years Ended December 31,
Lease Rental Costs	2012	2011	2010
	(in millions)
Net Lease Expense on Operating Leases	$346	$343	$343
Amortization of Capital Leases	73	72	97
Interest on Capital Leases	29	32	26
Total Lease Rental Costs	$448	$447	$466

The following table shows the property, plant and equipment under capital leases and related obligations recorded on the balance sheets. Capital lease obligations are included in Other Current Liabilities and Deferred Credits and Other Noncurrent Liabilities on the balance sheets.

	December 31,
Property, Plant and Equipment Under Capital Leases	2012	2011
	(in millions)
Generation	$117	$104
Other Property, Plant and Equipment	495	485
Total Property, Plant and Equipment Under Capital Leases	612	589
Accumulated Amortization	173	137
Net Property, Plant and Equipment Under Capital Leases	$439	$452

Obligations Under Capital Leases
Noncurrent Liability	$375	$384
Liability Due Within One Year	74	74
Total Obligations Under Capital Leases	$449	$458

Future minimum lease payments consisted of the following as of December 31, 2012:

		Noncancelable
Future Minimum Lease Payments	Capital Leases	Operating Leases
	(in millions)
2013	$95	$302
2014	79	275
2015	65	257
2016	59	233
2017	63	219
Later Years	244	1,034
Total Future Minimum Lease Payments	605	$2,320
Less Estimated Interest Element	156
Estimated Present Value of Future Minimum
Lease Payments	$449

Master Lease Agreements

We lease certain equipment under master lease agreements. Under the lease agreements, the lessor is guaranteed a residual value up to a stated percentage of either the unamortized balance or the equipment cost at the end of the lease term. If the actual fair value of the leased equipment is below the guaranteed residual value at the end of the lease term, we are committed to pay the difference between the actual fair value and the residual value guarantee. Historically, at the end of the lease term the fair value has been in excess of the unamortized balance. As of December 31, 2012, the maximum potential loss for these lease agreements was approximately $19 million assuming the fair value of the equipment is zero at the end of the lease term. Obligations under these master lease agreements are included in the future minimum lease payments schedule earlier in this note.

Rockport Lease

AEGCo and I&M entered into a sale-and-leaseback transaction in 1989 with Wilmington Trust Company (Owner Trustee), an unrelated, unconsolidated trustee for Rockport Plant Unit 2 (the Plant). The Owner Trustee was capitalized with equity from six owner participants with no relationship to AEP or any of its subsidiaries and debt from a syndicate of banks and securities in a private placement to certain institutional investors.

The gain from the sale was deferred and is being amortized over the term of the lease, which expires in 2022. The Owner Trustee owns the Plant and leases it equally to AEGCo and I&M. The lease is accounted for as an operating lease with the payment obligations included in the future minimum lease payments schedule earlier in this note. The lease term is for 33 years with potential renewal options. At the end of the lease term, AEGCo and I&M have the option to renew the lease or the Owner Trustee can sell the Plant. AEP, AEGCo and I&M have no ownership interest in the Owner Trustee and do not guarantee its debt. The future minimum lease payments for this sale-and-leaseback transaction as of December 31, 2012 are as follows:

Future Minimum Lease Payments	AEGCo	I&M
	(in millions)
2013	$74	$74
2014	74	74
2015	74	74
2016	74	74
2017	74	74
Later Years	369	369
Total Future Minimum Lease Payments	$739	$739

Railcar Lease

In June 2003, AEP Transportation LLC (AEP Transportation), a subsidiary of AEP, entered into an agreement with BTM Capital Corporation, as lessor, to lease 875 coal-transporting aluminum railcars. The lease is accounted for as an operating lease. In January 2008, AEP Transportation assigned the remaining 848 railcars under the original lease agreement to I&M (390 railcars) and SWEPCo (458 railcars). The assignment is accounted for as operating leases for I&M and SWEPCo. The initial lease term was five years with three consecutive five-year renewal periods for a maximum lease term of twenty years. I&M and SWEPCo intend to renew these leases for the full lease term of twenty years via the renewal options. The future minimum lease obligations are $14 million for I&M and $15 million for SWEPCo for the remaining railcars as of December 31, 2012. These obligations are included in the future minimum lease payments schedule earlier in this note.

Under the lease agreement, the lessor is guaranteed that the sale proceeds under a return-and-sale option will equal at least a lessee obligation amount specified in the lease, which declines from approximately 84% under the current five-year lease term to 77% at the end of the 20-year term of the projected fair value of the equipment. I&M and SWEPCo have assumed the guarantee under the return-and-sale option. I&M's maximum potential loss related to the guarantee is approximately $12 million and SWEPCo's is approximately $13 million assuming the fair value of the equipment is zero at the end of the current five-year lease term. However, we believe that the fair value would produce a sufficient sales price to avoid any loss.

Sabine Dragline Lease

During 2009, Sabine, an entity consolidated in accordance with the accounting guidance for “Variable Interest Entities,” entered into capital lease arrangements with a nonaffiliated company to finance the purchase of two electric draglines to be used for Sabine's mining operations totaling $47 million. The amounts included in the lease represented the aggregate fair value of the existing equipment and a sale-and-leaseback transaction for additional dragline rebuild costs required to keep the dragline operational. These capital lease assets are included in Other Property, Plant and Equipment on our December 31, 2012 and 2011 balance sheets. The short-term and long-term capital lease obligations are included in Other Current Liabilities and Deferred Credits and Other Noncurrent Liabilities on our December 31, 2012 and 2011 balance sheets. The future payment obligations are included in our future minimum lease payments schedule earlier in this note.

I&M Nuclear Fuel Lease

In December 2007, I&M entered into a sale-and-leaseback transaction with Citicorp Leasing, Inc. (CLI), an unrelated, unconsolidated, wholly-owned subsidiary of Citibank, N.A. to lease nuclear fuel for I&M's Cook Plant. In December 2007, I&M sold a portion of its unamortized nuclear fuel inventory to CLI at cost for $85 million. The lease had a variable rate based on one month LIBOR and was accounted for as a capital lease with lease terms up to 60 months. This lease was terminated with the March 2012 refueling.

Appalachian Power Co [Member]
Leases

11. LEASES

Leases of property, plant and equipment are for periods up to 60 years and require payments of related property taxes, maintenance and operating costs. The majority of the leases have purchase or renewal options and will be renewed or replaced by other leases.

Lease rentals for both operating and capital leases are generally charged to Other Operation and Maintenance expense in accordance with rate-making treatment for regulated operations. Additionally, for regulated operations with capital leases, a capital lease asset and offsetting liability are recorded at the present value of the remaining lease payments for each reporting period. Capital leases for nonregulated property are accounted for as if the assets were owned and financed. The components of rental costs are as follows:

Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$15,633	$95,509	$59,836	$5,283	$5,797
Amortization of Capital Leases	7,429	8,429	10,906	3,839	14,793
Interest on Capital Leases	1,782	1,738	3,307	815	9,041
Total Lease Rental Costs	$24,844	$105,676	$74,049	$9,937	$29,631

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$13,488	$94,317	$59,983	$6,532	$5,990
Amortization of Capital Leases	7,880	8,762	13,118	4,438	12,694
Interest on Capital Leases	1,898	2,115	3,753	1,098	9,651
Total Lease Rental Costs	$23,266	$105,194	$76,854	$12,068	$28,335

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$18,034	$91,973	$62,887	$2,649	$5,877
Amortization of Capital Leases	7,002	31,178	12,069	3,992	11,742
Interest on Capital Leases	1,598	2,298	3,132	1,057	9,892
Total Lease Rental Costs	$26,634	$125,449	$78,088	$7,698	$27,511

The following table shows the property, plant and equipment under capital leases and related obligations recorded on the Registrant Subsidiaries' balance sheets. For SWEPCo, current and long-term capital lease obligations are included in Obligations Under Capital Leases on SWEPCo's balance sheets. For all other Registrant Subsidiaries, current capital lease obligations are included in Other Current Liabilities and long-term capital lease obligations are included in Deferred Credits and Other Noncurrent Liabilities on the balance sheets.

December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,798	$19,102	$39,080	$3,624	$27,745
Other Property, Plant and Equipment	20,944	22,697	35,666	15,614	154,166
Total Property, Plant and Equipment	32,742	41,799	74,746	19,238	181,911
Accumulated Amortization	10,282	13,154	27,513	6,738	50,440
Net Property, Plant and Equipment
Under Capital Leases	$22,460	$28,645	$47,233	$12,500	$131,471

Obligations Under Capital Leases:
Noncurrent Liability	$16,375	$22,842	$36,381	$8,864	$114,161
Liability Due Within One Year	6,085	5,803	14,707	3,636	17,599

Total Obligations Under Capital Leases	$22,460	$28,645	$51,088	$12,500	$131,760

December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,712	$16,100	$36,689	$3,617	$20,453
Other Property, Plant and Equipment	25,201	27,712	36,264	16,441	145,273
Total Property, Plant and Equipment	36,913	43,812	72,953	20,058	165,726
Accumulated Amortization	9,886	12,779	22,075	5,196	38,163
Net Property, Plant and Equipment
Under Capital Leases	$27,027	$31,033	$50,878	$14,862	$127,563

Obligations Under Capital Leases:
Noncurrent Liability	$19,293	$23,117	$40,152	$11,101	$112,802
Liability Due Within One Year	7,734	7,916	14,096	3,761	15,058

Total Obligations Under Capital Leases	$27,027	$31,033	$54,248	$14,862	$127,860

Future minimum lease payments consisted of the following as of December 31, 2012:

Capital Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$6,988	$6,827	$13,669	$4,222	$25,706
2014	4,596	5,649	10,371	3,149	23,702
2015	3,849	4,279	7,383	1,921	21,585
2016	3,372	3,504	6,743	1,636	18,728
2017	2,809	3,344	6,322	1,646	20,103
Later Years	3,748	11,781	17,905	1,709	60,112
Total Future Minimum Lease
Payments	25,362	35,384	62,393	14,283	169,936
Less Estimated Interest Element	2,902	6,739	11,305	1,782	38,176
Estimated Present Value of Future
Minimum Lease Payments	$22,460	$28,645	$51,088	$12,501	$131,760

Noncancelable Operating Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$15,693	$98,719	$58,968	$2,383	$5,893
2014	13,959	98,673	55,261	1,858	4,279
2015	11,054	97,266	52,287	1,524	3,672
2016	10,270	89,872	46,002	1,231	3,030
2017	9,819	84,142	42,678	1,048	2,681
Later Years	47,613	423,279	68,094	1,723	10,297
Total Future Minimum Lease
Payments	$108,408	$891,951	$323,290	$9,767	$29,852

Master Lease Agreements

The Registrant Subsidiaries lease certain equipment under master lease agreements. Under the lease agreements, the lessor is guaranteed a residual value up to a stated percentage of either the unamortized balance or the equipment cost at the end of the lease term. If the actual fair value of the leased equipment is below the guaranteed residual value at the end of the lease term, the Registrant Subsidiaries are committed to pay the difference between the actual fair value and the residual value guarantee. As of December 31, 2012, the maximum potential loss by Registrant Subsidiary for these lease agreements assuming the fair value of the equipment is zero at the end of the lease term is as follows:

Maximum
Company	Potential Loss
(in thousands)
APCo	$3,463
I&M	2,432
OPCo	4,003
PSO	1,171
SWEPCo	2,405

Historically, at the end of the lease term the fair value has been in excess of the unamortized balance.

Indiana Michigan Power Co [Member]
Leases

11. LEASES

Leases of property, plant and equipment are for periods up to 60 years and require payments of related property taxes, maintenance and operating costs. The majority of the leases have purchase or renewal options and will be renewed or replaced by other leases.

Lease rentals for both operating and capital leases are generally charged to Other Operation and Maintenance expense in accordance with rate-making treatment for regulated operations. Additionally, for regulated operations with capital leases, a capital lease asset and offsetting liability are recorded at the present value of the remaining lease payments for each reporting period. Capital leases for nonregulated property are accounted for as if the assets were owned and financed. The components of rental costs are as follows:

Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$15,633	$95,509	$59,836	$5,283	$5,797
Amortization of Capital Leases	7,429	8,429	10,906	3,839	14,793
Interest on Capital Leases	1,782	1,738	3,307	815	9,041
Total Lease Rental Costs	$24,844	$105,676	$74,049	$9,937	$29,631

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$13,488	$94,317	$59,983	$6,532	$5,990
Amortization of Capital Leases	7,880	8,762	13,118	4,438	12,694
Interest on Capital Leases	1,898	2,115	3,753	1,098	9,651
Total Lease Rental Costs	$23,266	$105,194	$76,854	$12,068	$28,335

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$18,034	$91,973	$62,887	$2,649	$5,877
Amortization of Capital Leases	7,002	31,178	12,069	3,992	11,742
Interest on Capital Leases	1,598	2,298	3,132	1,057	9,892
Total Lease Rental Costs	$26,634	$125,449	$78,088	$7,698	$27,511

The following table shows the property, plant and equipment under capital leases and related obligations recorded on the Registrant Subsidiaries' balance sheets. For SWEPCo, current and long-term capital lease obligations are included in Obligations Under Capital Leases on SWEPCo's balance sheets. For all other Registrant Subsidiaries, current capital lease obligations are included in Other Current Liabilities and long-term capital lease obligations are included in Deferred Credits and Other Noncurrent Liabilities on the balance sheets.

December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,798	$19,102	$39,080	$3,624	$27,745
Other Property, Plant and Equipment	20,944	22,697	35,666	15,614	154,166
Total Property, Plant and Equipment	32,742	41,799	74,746	19,238	181,911
Accumulated Amortization	10,282	13,154	27,513	6,738	50,440
Net Property, Plant and Equipment
Under Capital Leases	$22,460	$28,645	$47,233	$12,500	$131,471

Obligations Under Capital Leases:
Noncurrent Liability	$16,375	$22,842	$36,381	$8,864	$114,161
Liability Due Within One Year	6,085	5,803	14,707	3,636	17,599

Total Obligations Under Capital Leases	$22,460	$28,645	$51,088	$12,500	$131,760

December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,712	$16,100	$36,689	$3,617	$20,453
Other Property, Plant and Equipment	25,201	27,712	36,264	16,441	145,273
Total Property, Plant and Equipment	36,913	43,812	72,953	20,058	165,726
Accumulated Amortization	9,886	12,779	22,075	5,196	38,163
Net Property, Plant and Equipment
Under Capital Leases	$27,027	$31,033	$50,878	$14,862	$127,563

Obligations Under Capital Leases:
Noncurrent Liability	$19,293	$23,117	$40,152	$11,101	$112,802
Liability Due Within One Year	7,734	7,916	14,096	3,761	15,058

Total Obligations Under Capital Leases	$27,027	$31,033	$54,248	$14,862	$127,860

Future minimum lease payments consisted of the following as of December 31, 2012:

Capital Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$6,988	$6,827	$13,669	$4,222	$25,706
2014	4,596	5,649	10,371	3,149	23,702
2015	3,849	4,279	7,383	1,921	21,585
2016	3,372	3,504	6,743	1,636	18,728
2017	2,809	3,344	6,322	1,646	20,103
Later Years	3,748	11,781	17,905	1,709	60,112
Total Future Minimum Lease
Payments	25,362	35,384	62,393	14,283	169,936
Less Estimated Interest Element	2,902	6,739	11,305	1,782	38,176
Estimated Present Value of Future
Minimum Lease Payments	$22,460	$28,645	$51,088	$12,501	$131,760

Noncancelable Operating Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$15,693	$98,719	$58,968	$2,383	$5,893
2014	13,959	98,673	55,261	1,858	4,279
2015	11,054	97,266	52,287	1,524	3,672
2016	10,270	89,872	46,002	1,231	3,030
2017	9,819	84,142	42,678	1,048	2,681
Later Years	47,613	423,279	68,094	1,723	10,297
Total Future Minimum Lease
Payments	$108,408	$891,951	$323,290	$9,767	$29,852

Master Lease Agreements

The Registrant Subsidiaries lease certain equipment under master lease agreements. Under the lease agreements, the lessor is guaranteed a residual value up to a stated percentage of either the unamortized balance or the equipment cost at the end of the lease term. If the actual fair value of the leased equipment is below the guaranteed residual value at the end of the lease term, the Registrant Subsidiaries are committed to pay the difference between the actual fair value and the residual value guarantee. As of December 31, 2012, the maximum potential loss by Registrant Subsidiary for these lease agreements assuming the fair value of the equipment is zero at the end of the lease term is as follows:

Maximum
Company	Potential Loss
(in thousands)
APCo	$3,463
I&M	2,432
OPCo	4,003
PSO	1,171
SWEPCo	2,405

Historically, at the end of the lease term the fair value has been in excess of the unamortized balance.

Rockport Lease

AEGCo and I&M entered into a sale-and-leaseback transaction in 1989 with Wilmington Trust Company (Owner Trustee), an unrelated, unconsolidated trustee for Rockport Plant Unit 2 (the Plant). The Owner Trustee was capitalized with equity from six owner participants with no relationship to AEP or any of its subsidiaries and debt from a syndicate of banks and securities in a private placement to certain institutional investors.

The gain from the sale was deferred and is being amortized over the term of the lease, which expires in 2022. The Owner Trustee owns the Plant and leases it equally to AEGCo and I&M. The lease is accounted for as an operating lease with the payment obligations included in the future minimum lease payments schedule earlier in this note. The lease term is for 33 years with potential renewal options. At the end of the lease term, AEGCo and I&M have the option to renew the lease or the Owner Trustee can sell the Plant. AEP, AEGCo and I&M have no ownership interest in the Owner Trustee and do not guarantee its debt. I&M's future minimum lease payments for this sale-and-leaseback transaction as of December 31, 2012 are as follows:

Future Minimum Lease Payments	I&M
(in millions)
2013	$74
2014	74
2015	74
2016	74
2017	74
Later Years	369
Total Future Minimum Lease Payments	$739

Railcar Lease

In June 2003, AEP Transportation LLC (AEP Transportation), a subsidiary of AEP, entered into an agreement with BTM Capital Corporation, as lessor, to lease 875 coal-transporting aluminum railcars. The lease is accounted for as an operating lease. In January 2008, AEP Transportation assigned the remaining 848 railcars under the original lease agreement to I&M (390 railcars) and SWEPCo (458 railcars). The assignment is accounted for as operating leases for I&M and SWEPCo. The initial lease term was five years with three consecutive five-year renewal periods for a maximum lease term of twenty years. I&M and SWEPCo intend to renew these leases for the full lease term of twenty years via the renewal options. The future minimum lease obligations are $14 million for I&M and $15 million for SWEPCo for the remaining railcars as of December 31, 2012. These obligations are included in the future minimum lease payments schedule earlier in this note.

Under the lease agreement, the lessor is guaranteed that the sale proceeds under a return-and-sale option will equal at least a lessee obligation amount specified in the lease, which declines from approximately 84% under the current five-year lease term to 77% at the end of the 20-year term of the projected fair value of the equipment. I&M and SWEPCo have assumed the guarantee under the return-and-sale option. I&M's maximum potential loss related to the guarantee is approximately $12 million and SWEPCo's is approximately $13 million assuming the fair value of the equipment is zero at the end of the current five-year lease term. However, management believes that the fair value would produce a sufficient sales price to avoid any loss.

I&M Nuclear Fuel Lease

In December 2007, I&M entered into a sale-and-leaseback transaction with Citicorp Leasing, Inc. (CLI), an unrelated, unconsolidated, wholly-owned subsidiary of Citibank, N.A. to lease nuclear fuel for I&M's Cook Plant. In December 2007, I&M sold a portion of its unamortized nuclear fuel inventory to CLI at cost for $85 million. The lease had a variable rate based on one month LIBOR and was accounted for as a capital lease with lease terms up to 60 months. This lease was terminated with the March 2012 refueling.

Ohio Power Co [Member]
Leases

11. LEASES

Leases of property, plant and equipment are for periods up to 60 years and require payments of related property taxes, maintenance and operating costs. The majority of the leases have purchase or renewal options and will be renewed or replaced by other leases.

Lease rentals for both operating and capital leases are generally charged to Other Operation and Maintenance expense in accordance with rate-making treatment for regulated operations. Additionally, for regulated operations with capital leases, a capital lease asset and offsetting liability are recorded at the present value of the remaining lease payments for each reporting period. Capital leases for nonregulated property are accounted for as if the assets were owned and financed. The components of rental costs are as follows:

Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$15,633	$95,509	$59,836	$5,283	$5,797
Amortization of Capital Leases	7,429	8,429	10,906	3,839	14,793
Interest on Capital Leases	1,782	1,738	3,307	815	9,041
Total Lease Rental Costs	$24,844	$105,676	$74,049	$9,937	$29,631

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$13,488	$94,317	$59,983	$6,532	$5,990
Amortization of Capital Leases	7,880	8,762	13,118	4,438	12,694
Interest on Capital Leases	1,898	2,115	3,753	1,098	9,651
Total Lease Rental Costs	$23,266	$105,194	$76,854	$12,068	$28,335

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$18,034	$91,973	$62,887	$2,649	$5,877
Amortization of Capital Leases	7,002	31,178	12,069	3,992	11,742
Interest on Capital Leases	1,598	2,298	3,132	1,057	9,892
Total Lease Rental Costs	$26,634	$125,449	$78,088	$7,698	$27,511

The following table shows the property, plant and equipment under capital leases and related obligations recorded on the Registrant Subsidiaries' balance sheets. For SWEPCo, current and long-term capital lease obligations are included in Obligations Under Capital Leases on SWEPCo's balance sheets. For all other Registrant Subsidiaries, current capital lease obligations are included in Other Current Liabilities and long-term capital lease obligations are included in Deferred Credits and Other Noncurrent Liabilities on the balance sheets.

December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,798	$19,102	$39,080	$3,624	$27,745
Other Property, Plant and Equipment	20,944	22,697	35,666	15,614	154,166
Total Property, Plant and Equipment	32,742	41,799	74,746	19,238	181,911
Accumulated Amortization	10,282	13,154	27,513	6,738	50,440
Net Property, Plant and Equipment
Under Capital Leases	$22,460	$28,645	$47,233	$12,500	$131,471

Obligations Under Capital Leases:
Noncurrent Liability	$16,375	$22,842	$36,381	$8,864	$114,161
Liability Due Within One Year	6,085	5,803	14,707	3,636	17,599

Total Obligations Under Capital Leases	$22,460	$28,645	$51,088	$12,500	$131,760

December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,712	$16,100	$36,689	$3,617	$20,453
Other Property, Plant and Equipment	25,201	27,712	36,264	16,441	145,273
Total Property, Plant and Equipment	36,913	43,812	72,953	20,058	165,726
Accumulated Amortization	9,886	12,779	22,075	5,196	38,163
Net Property, Plant and Equipment
Under Capital Leases	$27,027	$31,033	$50,878	$14,862	$127,563

Obligations Under Capital Leases:
Noncurrent Liability	$19,293	$23,117	$40,152	$11,101	$112,802
Liability Due Within One Year	7,734	7,916	14,096	3,761	15,058

Total Obligations Under Capital Leases	$27,027	$31,033	$54,248	$14,862	$127,860

Future minimum lease payments consisted of the following as of December 31, 2012:

Capital Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$6,988	$6,827	$13,669	$4,222	$25,706
2014	4,596	5,649	10,371	3,149	23,702
2015	3,849	4,279	7,383	1,921	21,585
2016	3,372	3,504	6,743	1,636	18,728
2017	2,809	3,344	6,322	1,646	20,103
Later Years	3,748	11,781	17,905	1,709	60,112
Total Future Minimum Lease
Payments	25,362	35,384	62,393	14,283	169,936
Less Estimated Interest Element	2,902	6,739	11,305	1,782	38,176
Estimated Present Value of Future
Minimum Lease Payments	$22,460	$28,645	$51,088	$12,501	$131,760

Noncancelable Operating Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$15,693	$98,719	$58,968	$2,383	$5,893
2014	13,959	98,673	55,261	1,858	4,279
2015	11,054	97,266	52,287	1,524	3,672
2016	10,270	89,872	46,002	1,231	3,030
2017	9,819	84,142	42,678	1,048	2,681
Later Years	47,613	423,279	68,094	1,723	10,297
Total Future Minimum Lease
Payments	$108,408	$891,951	$323,290	$9,767	$29,852

Master Lease Agreements

The Registrant Subsidiaries lease certain equipment under master lease agreements. Under the lease agreements, the lessor is guaranteed a residual value up to a stated percentage of either the unamortized balance or the equipment cost at the end of the lease term. If the actual fair value of the leased equipment is below the guaranteed residual value at the end of the lease term, the Registrant Subsidiaries are committed to pay the difference between the actual fair value and the residual value guarantee. As of December 31, 2012, the maximum potential loss by Registrant Subsidiary for these lease agreements assuming the fair value of the equipment is zero at the end of the lease term is as follows:

Maximum
Company	Potential Loss
(in thousands)
APCo	$3,463
I&M	2,432
OPCo	4,003
PSO	1,171
SWEPCo	2,405

Historically, at the end of the lease term the fair value has been in excess of the unamortized balance.

Public Service Co of Oklahoma [Member]
Leases

11. LEASES

Leases of property, plant and equipment are for periods up to 60 years and require payments of related property taxes, maintenance and operating costs. The majority of the leases have purchase or renewal options and will be renewed or replaced by other leases.

Lease rentals for both operating and capital leases are generally charged to Other Operation and Maintenance expense in accordance with rate-making treatment for regulated operations. Additionally, for regulated operations with capital leases, a capital lease asset and offsetting liability are recorded at the present value of the remaining lease payments for each reporting period. Capital leases for nonregulated property are accounted for as if the assets were owned and financed. The components of rental costs are as follows:

Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$15,633	$95,509	$59,836	$5,283	$5,797
Amortization of Capital Leases	7,429	8,429	10,906	3,839	14,793
Interest on Capital Leases	1,782	1,738	3,307	815	9,041
Total Lease Rental Costs	$24,844	$105,676	$74,049	$9,937	$29,631

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$13,488	$94,317	$59,983	$6,532	$5,990
Amortization of Capital Leases	7,880	8,762	13,118	4,438	12,694
Interest on Capital Leases	1,898	2,115	3,753	1,098	9,651
Total Lease Rental Costs	$23,266	$105,194	$76,854	$12,068	$28,335

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$18,034	$91,973	$62,887	$2,649	$5,877
Amortization of Capital Leases	7,002	31,178	12,069	3,992	11,742
Interest on Capital Leases	1,598	2,298	3,132	1,057	9,892
Total Lease Rental Costs	$26,634	$125,449	$78,088	$7,698	$27,511

The following table shows the property, plant and equipment under capital leases and related obligations recorded on the Registrant Subsidiaries' balance sheets. For SWEPCo, current and long-term capital lease obligations are included in Obligations Under Capital Leases on SWEPCo's balance sheets. For all other Registrant Subsidiaries, current capital lease obligations are included in Other Current Liabilities and long-term capital lease obligations are included in Deferred Credits and Other Noncurrent Liabilities on the balance sheets.

December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,798	$19,102	$39,080	$3,624	$27,745
Other Property, Plant and Equipment	20,944	22,697	35,666	15,614	154,166
Total Property, Plant and Equipment	32,742	41,799	74,746	19,238	181,911
Accumulated Amortization	10,282	13,154	27,513	6,738	50,440
Net Property, Plant and Equipment
Under Capital Leases	$22,460	$28,645	$47,233	$12,500	$131,471

Obligations Under Capital Leases:
Noncurrent Liability	$16,375	$22,842	$36,381	$8,864	$114,161
Liability Due Within One Year	6,085	5,803	14,707	3,636	17,599

Total Obligations Under Capital Leases	$22,460	$28,645	$51,088	$12,500	$131,760

December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,712	$16,100	$36,689	$3,617	$20,453
Other Property, Plant and Equipment	25,201	27,712	36,264	16,441	145,273
Total Property, Plant and Equipment	36,913	43,812	72,953	20,058	165,726
Accumulated Amortization	9,886	12,779	22,075	5,196	38,163
Net Property, Plant and Equipment
Under Capital Leases	$27,027	$31,033	$50,878	$14,862	$127,563

Obligations Under Capital Leases:
Noncurrent Liability	$19,293	$23,117	$40,152	$11,101	$112,802
Liability Due Within One Year	7,734	7,916	14,096	3,761	15,058

Total Obligations Under Capital Leases	$27,027	$31,033	$54,248	$14,862	$127,860

Future minimum lease payments consisted of the following as of December 31, 2012:

Capital Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$6,988	$6,827	$13,669	$4,222	$25,706
2014	4,596	5,649	10,371	3,149	23,702
2015	3,849	4,279	7,383	1,921	21,585
2016	3,372	3,504	6,743	1,636	18,728
2017	2,809	3,344	6,322	1,646	20,103
Later Years	3,748	11,781	17,905	1,709	60,112
Total Future Minimum Lease
Payments	25,362	35,384	62,393	14,283	169,936
Less Estimated Interest Element	2,902	6,739	11,305	1,782	38,176
Estimated Present Value of Future
Minimum Lease Payments	$22,460	$28,645	$51,088	$12,501	$131,760

Noncancelable Operating Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$15,693	$98,719	$58,968	$2,383	$5,893
2014	13,959	98,673	55,261	1,858	4,279
2015	11,054	97,266	52,287	1,524	3,672
2016	10,270	89,872	46,002	1,231	3,030
2017	9,819	84,142	42,678	1,048	2,681
Later Years	47,613	423,279	68,094	1,723	10,297
Total Future Minimum Lease
Payments	$108,408	$891,951	$323,290	$9,767	$29,852

Master Lease Agreements

The Registrant Subsidiaries lease certain equipment under master lease agreements. Under the lease agreements, the lessor is guaranteed a residual value up to a stated percentage of either the unamortized balance or the equipment cost at the end of the lease term. If the actual fair value of the leased equipment is below the guaranteed residual value at the end of the lease term, the Registrant Subsidiaries are committed to pay the difference between the actual fair value and the residual value guarantee. As of December 31, 2012, the maximum potential loss by Registrant Subsidiary for these lease agreements assuming the fair value of the equipment is zero at the end of the lease term is as follows:

Maximum
Company	Potential Loss
(in thousands)
APCo	$3,463
I&M	2,432
OPCo	4,003
PSO	1,171
SWEPCo	2,405

Historically, at the end of the lease term the fair value has been in excess of the unamortized balance.

Southwestern Electric Power Co [Member]
Leases

11. LEASES

Leases of property, plant and equipment are for periods up to 60 years and require payments of related property taxes, maintenance and operating costs. The majority of the leases have purchase or renewal options and will be renewed or replaced by other leases.

Lease rentals for both operating and capital leases are generally charged to Other Operation and Maintenance expense in accordance with rate-making treatment for regulated operations. Additionally, for regulated operations with capital leases, a capital lease asset and offsetting liability are recorded at the present value of the remaining lease payments for each reporting period. Capital leases for nonregulated property are accounted for as if the assets were owned and financed. The components of rental costs are as follows:

Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$15,633	$95,509	$59,836	$5,283	$5,797
Amortization of Capital Leases	7,429	8,429	10,906	3,839	14,793
Interest on Capital Leases	1,782	1,738	3,307	815	9,041
Total Lease Rental Costs	$24,844	$105,676	$74,049	$9,937	$29,631

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$13,488	$94,317	$59,983	$6,532	$5,990
Amortization of Capital Leases	7,880	8,762	13,118	4,438	12,694
Interest on Capital Leases	1,898	2,115	3,753	1,098	9,651
Total Lease Rental Costs	$23,266	$105,194	$76,854	$12,068	$28,335

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$18,034	$91,973	$62,887	$2,649	$5,877
Amortization of Capital Leases	7,002	31,178	12,069	3,992	11,742
Interest on Capital Leases	1,598	2,298	3,132	1,057	9,892
Total Lease Rental Costs	$26,634	$125,449	$78,088	$7,698	$27,511

The following table shows the property, plant and equipment under capital leases and related obligations recorded on the Registrant Subsidiaries' balance sheets. For SWEPCo, current and long-term capital lease obligations are included in Obligations Under Capital Leases on SWEPCo's balance sheets. For all other Registrant Subsidiaries, current capital lease obligations are included in Other Current Liabilities and long-term capital lease obligations are included in Deferred Credits and Other Noncurrent Liabilities on the balance sheets.

December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,798	$19,102	$39,080	$3,624	$27,745
Other Property, Plant and Equipment	20,944	22,697	35,666	15,614	154,166
Total Property, Plant and Equipment	32,742	41,799	74,746	19,238	181,911
Accumulated Amortization	10,282	13,154	27,513	6,738	50,440
Net Property, Plant and Equipment
Under Capital Leases	$22,460	$28,645	$47,233	$12,500	$131,471

Obligations Under Capital Leases:
Noncurrent Liability	$16,375	$22,842	$36,381	$8,864	$114,161
Liability Due Within One Year	6,085	5,803	14,707	3,636	17,599

Total Obligations Under Capital Leases	$22,460	$28,645	$51,088	$12,500	$131,760

December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,712	$16,100	$36,689	$3,617	$20,453
Other Property, Plant and Equipment	25,201	27,712	36,264	16,441	145,273
Total Property, Plant and Equipment	36,913	43,812	72,953	20,058	165,726
Accumulated Amortization	9,886	12,779	22,075	5,196	38,163
Net Property, Plant and Equipment
Under Capital Leases	$27,027	$31,033	$50,878	$14,862	$127,563

Obligations Under Capital Leases:
Noncurrent Liability	$19,293	$23,117	$40,152	$11,101	$112,802
Liability Due Within One Year	7,734	7,916	14,096	3,761	15,058

Total Obligations Under Capital Leases	$27,027	$31,033	$54,248	$14,862	$127,860

Future minimum lease payments consisted of the following as of December 31, 2012:

Capital Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$6,988	$6,827	$13,669	$4,222	$25,706
2014	4,596	5,649	10,371	3,149	23,702
2015	3,849	4,279	7,383	1,921	21,585
2016	3,372	3,504	6,743	1,636	18,728
2017	2,809	3,344	6,322	1,646	20,103
Later Years	3,748	11,781	17,905	1,709	60,112
Total Future Minimum Lease
Payments	25,362	35,384	62,393	14,283	169,936
Less Estimated Interest Element	2,902	6,739	11,305	1,782	38,176
Estimated Present Value of Future
Minimum Lease Payments	$22,460	$28,645	$51,088	$12,501	$131,760

Noncancelable Operating Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$15,693	$98,719	$58,968	$2,383	$5,893
2014	13,959	98,673	55,261	1,858	4,279
2015	11,054	97,266	52,287	1,524	3,672
2016	10,270	89,872	46,002	1,231	3,030
2017	9,819	84,142	42,678	1,048	2,681
Later Years	47,613	423,279	68,094	1,723	10,297
Total Future Minimum Lease
Payments	$108,408	$891,951	$323,290	$9,767	$29,852

Master Lease Agreements

The Registrant Subsidiaries lease certain equipment under master lease agreements. Under the lease agreements, the lessor is guaranteed a residual value up to a stated percentage of either the unamortized balance or the equipment cost at the end of the lease term. If the actual fair value of the leased equipment is below the guaranteed residual value at the end of the lease term, the Registrant Subsidiaries are committed to pay the difference between the actual fair value and the residual value guarantee. As of December 31, 2012, the maximum potential loss by Registrant Subsidiary for these lease agreements assuming the fair value of the equipment is zero at the end of the lease term is as follows:

Maximum
Company	Potential Loss
(in thousands)
APCo	$3,463
I&M	2,432
OPCo	4,003
PSO	1,171
SWEPCo	2,405

Historically, at the end of the lease term the fair value has been in excess of the unamortized balance.

Railcar Lease

In June 2003, AEP Transportation LLC (AEP Transportation), a subsidiary of AEP, entered into an agreement with BTM Capital Corporation, as lessor, to lease 875 coal-transporting aluminum railcars. The lease is accounted for as an operating lease. In January 2008, AEP Transportation assigned the remaining 848 railcars under the original lease agreement to I&M (390 railcars) and SWEPCo (458 railcars). The assignment is accounted for as operating leases for I&M and SWEPCo. The initial lease term was five years with three consecutive five-year renewal periods for a maximum lease term of twenty years. I&M and SWEPCo intend to renew these leases for the full lease term of twenty years via the renewal options. The future minimum lease obligations are $14 million for I&M and $15 million for SWEPCo for the remaining railcars as of December 31, 2012. These obligations are included in the future minimum lease payments schedule earlier in this note.

Under the lease agreement, the lessor is guaranteed that the sale proceeds under a return-and-sale option will equal at least a lessee obligation amount specified in the lease, which declines from approximately 84% under the current five-year lease term to 77% at the end of the 20-year term of the projected fair value of the equipment. I&M and SWEPCo have assumed the guarantee under the return-and-sale option. I&M's maximum potential loss related to the guarantee is approximately $12 million and SWEPCo's is approximately $13 million assuming the fair value of the equipment is zero at the end of the current five-year lease term. However, management believes that the fair value would produce a sufficient sales price to avoid any loss.

Sabine Dragline Lease

During 2009, Sabine, an entity consolidated in accordance with the accounting guidance for “Variable Interest Entities,” entered into capital lease arrangements with a nonaffiliated company to finance the purchase of two electric draglines to be used for Sabine's mining operations totaling $47 million. The amounts included in the lease represented the aggregate fair value of the existing equipment and a sale-and-leaseback transaction for additional dragline rebuild costs required to keep the dragline operational. These capital lease assets are included in Other Property, Plant and Equipment on SWEPCo's December 31, 2012 and 2011 balance sheets. The short-term and long-term capital lease obligations are included in Obligations Under Capital Leases on SWEPCo's December 31, 2012 and 2011 balance sheets. The future payment obligations are included in SWEPCo's future minimum lease payments schedule earlier in this note.

Financing Activities	12 Months Ended
Dec. 31, 2012
Financing Activities

13. FINANCING ACTIVITIES

AEP Common Stock

Listed below is a reconciliation of common stock share activity for the years ended December 31, 2012, 2011 and 2010:

		Held in
Shares of AEP Common Stock	Issued	Treasury
Balance, December 31, 2009	498,333,265	20,278,858
Issued	2,781,616	-
Treasury Stock Acquired	-	28,867
Balance, December 31, 2010	501,114,881	20,307,725
Issued	2,644,579	-
Treasury Stock Acquired	-	28,867
Balance, December 31, 2011	503,759,460	20,336,592
Issued	2,245,502	-
Balance, December 31, 2012	506,004,962	20,336,592

Preferred Stock

In December 2011, AEP subsidiaries redeemed all of their outstanding preferred stock with a par value of $60 million at a premium, resulting in a $2.8 million loss, which is included in Preferred Stock Dividend Requirements of Subsidiaries Including Capital Stock Expense on the statement of income.

Long-term Debt

The following details long-term debt outstanding as of December 31, 2012 and 2011:

	Weighted
	Average
	Interest
	Rate as of	Interest Rate Ranges as of		Outstanding as of
	December 31,	December 31,		December 31,
Type of Debt and Maturity	2012	2012	2011	2012	2011
				(in millions)
Senior Unsecured Notes (a)
2012-2042	5.46%	0.685%-8.13%	0.955%-8.13%	$12,712	$11,737

Pollution Control Bonds (b)
2012-2038 (c)	3.58%	0.11%-6.30%	0.06%-6.30%	1,958	2,112

Notes Payable (d)
2012-2032	4.35%	1.913%-8.03%	2.029%-8.03%	427	402

Securitization Bonds (e)
2013-2024	4.21%	0.88%-6.25%	4.98%-6.25%	2,281	1,688

Junior Subordinated Debentures (a)
2063			8.75%	-	315

Spent Nuclear Fuel Obligation (f)				265	265

Other Long-term Debt (g)
2015-2059	2.63%	1.72%-13.718%	3.00%-13.718%	140	29

Fair Value of Interest Rate Hedges				3	7
Unamortized Discount, Net				(29)	(39)
Total Long-term Debt Outstanding				17,757	16,516
Long-term Debt Due Within One Year				2,171	1,433
Long-term Debt				$15,586	$15,083

(a)       In 2012, AEP issued $850 million of Senior Unsecured Notes used to retire $243 million of Senior Unsecured Notes and $315 million of Junior Subordinated Debentures.

(b)       For certain series of pollution control bonds, interest rates are subject to periodic adjustment. Certain series may be purchased on demand at periodic interest adjustment dates. Letters of credit from banks, standby bond purchase agreements and insurance policies support certain series.

(c)       Certain pollution control bonds are subject to redemption earlier than the maturity date. Consequently, these bonds have been classified for maturity purposes as Long-term Debt Due Within One Year on the balance sheets.

(d)       Notes payable represent outstanding promissory notes issued under term loan agreements and credit agreements with a number of banks and other financial institutions. At expiration, all notes then issued and outstanding are due and payable. Interest rates are both fixed and variable. Variable rates generally relate to specified short-term interest rates.

(e)       In 2012, AEP Texas Central Transition Funding III LLC issued $800 million of Securitization Bonds (see Note 15).

(f)       Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see "SNF Disposal" section of Note 5).

(g)       In 2012, I&M issued a $110 million three-year credit facility to be used for general corporate purposes.

Long-term debt outstanding as of December 31, 2012 is payable as follows:

						After
	2013	2014	2015	2016	2017	2017	Total
	(in millions)
Principal Amount	$2,171	$1,169	$1,438	$840	$1,655	$10,513	$17,786
Unamortized Discount, Net							(29)
Total Long-term Debt Outstanding							$17,757

In January 2013 and February 2013, I&M retired $12 million and $11 million, respectively, of Notes Payable related to DCC Fuel.

In January 2013, TCC retired $105 million of its outstanding Securitization Bonds.

In February 2013, OPCo retired $250 million of 5.5% Senior Unsecured Notes due in 2013.

As of December 31, 2012, trustees held, on our behalf, $583 million of our reacquired Pollution Control Bonds.

Dividend Restrictions

Parent Restrictions

The holders of our common stock are entitled to receive the dividends declared by our Board of Directors provided funds are legally available for such dividends. Our income derives from our common stock equity in the earnings of our utility subsidiaries.

Pursuant to the leverage restrictions in our credit agreements, we must maintain a percentage of debt to total capitalization at a level that does not exceed 67.5%. The payment of cash dividends indirectly results in an increase in the percentage of debt to total capitalization of the company distributing the dividend. The method for calculating outstanding debt and capitalization is contractually defined in the credit agreements. None of AEP's retained earnings were restricted for the purpose of the payment of dividends.

Utility Subsidiaries' Restrictions

Various financing arrangements and regulatory requirements may impose certain restrictions on the ability of our utility subsidiaries to transfer funds to us in the form of dividends. Specifically, several of our public utility subsidiaries have credit agreements that contain a covenant that limits their debt to capitalization ratio to 67.5%. As of December 31, 2012, the amount of restricted net assets of AEP's subsidiaries that may not be distributed to Parent in the form of a loan, advance or dividend was approximately $6 billion.

The Federal Power Act prohibits the utility subsidiaries from participating “in the making or paying of any dividends of such public utility from any funds properly included in capital account.” The term “capital account” is not defined in the Federal Power Act or its regulations. Management understands “capital account” to mean the book value of the common stock. This restriction does not limit the ability of the utility subsidiaries to pay dividends out of retained earnings.

Lines of Credit and Short-term Debt

We use our commercial paper program to meet the short-term borrowing needs of our subsidiaries. The program is used to fund both a Utility Money Pool, which funds the utility subsidiaries, and a Nonutility Money Pool, which funds the majority of the nonutility subsidiaries. In addition, the program also funds, as direct borrowers, the short-term debt requirements of other subsidiaries that are not participants in either money pool for regulatory or operational reasons. As of December 31, 2012, we had credit facilities totaling $3.25 billion to support our commercial paper program. The maximum amount of commercial paper outstanding during 2012 was $1.2 billion and the weighted average interest rate of commercial paper outstanding during 2012 was 0.44%. Our outstanding short-term debt was as follows:

	December 31,
	2012		2011
	Outstanding	Interest	Outstanding	Interest
Type of Debt	Amount	Rate (a)	Amount	Rate (a)
	(in millions)		(in millions)
Securitized Debt for Receivables (b)	$657	0.26%	$666	0.27%
Commercial Paper	321	0.42%	967	0.51%
Line of Credit – Sabine (c)	3	1.82%	17	1.79%
Total Short-term Debt	$981		$1,650

(a)       Weighted average rate.

(b)       Amount of securitized debt for receivables as accounted for under the "Transfers and Servicing" accounting guidance.

(c)       This line of credit does not reduce available liquidity under AEP's credit facilities.

Credit Facilities

For a discussion of credit facilities, see “Letters of Credit” section of Note 5.

Securitized Accounts Receivable – AEP Credit

AEP Credit has a receivables securitization agreement with bank conduits. Under the securitization agreement, AEP Credit receives financing from the bank conduits for the interest in the receivables AEP Credit acquires from affiliated utility subsidiaries. AEP Credit continues to service the receivables. These securitized transactions allow AEP Credit to repay its outstanding debt obligations, continue to purchase our operating companies' receivables and accelerate AEP Credit's cash collections.

In 2012, we renewed AEP Credit's receivables securitization agreement. The agreement provides a commitment of $700 million from bank conduits to finance receivables from AEP Credit. A commitment of $385 million expires in June 2013 and the remaining commitment of $315 million expires in June 2015.

Accounts receivable information for AEP Credit is as follows:

	Years Ended December 31,
	2012	2011	2010
	(dollars in millions)
Effective Interest Rates on Securitization of
Accounts Receivable	0.26%	0.27%	0.31%
Net Uncollectible Accounts Receivable Written Off	$29	$37	$22

	December 31,
	2012	2011
	(in millions)
Accounts Receivable Retained Interest and Pledged as Collateral
Less Uncollectible Accounts	$835	$902
Total Principal Outstanding	657	666
Delinquent Securitized Accounts Receivable	37	38
Bad Debt Reserves Related to Securitization/Sale of Accounts Receivable	21	18
Unbilled Receivables Related to Securitization/Sale of Accounts Receivable	316	370

Customer accounts receivable retained and securitized for our operating companies are managed by AEP Credit. AEP Credit's delinquent customer accounts receivable represents accounts greater than 30 days past due.

Appalachian Power Co [Member]
Financing Activities

12. FINANCING ACTIVITIES

Preferred Stock

In December 2011, the Registrant Subsidiaries redeemed all of their outstanding preferred stock, resulting in a loss, which is included in Preferred Stock Dividend Requirements Including Capital Stock Expense on the statements of income. The par value of preferred stock redeemed and the loss recorded by the Registrant Subsidiaries was as follows:

	Par Value of	Loss on
Company	Stock Redeemed	Redemption
	(in thousands)
APCo	$17,736	$1,013
I&M	8,072	314
OPCo	16,613	488
PSO	4,882	254
SWEPCo	4,694	369

		Number of Shares Redeemed
		Years Ended December 31,
Company	Series	2011	2010
APCo	4.50%	177,465	53
I&M	4.12%	11,055	-
I&M	4.125%	55,257	44
I&M	4.56%	14,412	-
OPCo	4.08%	14,495	100
OPCo	4.20%	22,824	-
OPCo	4.40%	31,482	-
OPCo	4.50%	97,357	6
PSO	4.00%	44,508	-
PSO	4.24%	4,310	3,759
SWEPCo	4.28%	7,386	-
SWEPCo	4.65%	1,907	-
SWEPCo	5.00%	37,665	8

Long-term Debt

There are certain limitations on establishing liens against the Registrant Subsidiaries' assets under their respective indentures. None of the long-term debt obligations of the Registrant Subsidiaries have been guaranteed or secured by AEP or any of its affiliates.

The following details long-term debt outstanding as of December 31, 2012 and 2011:

		Weighted
		Average
		Interest
		Rate as of			Outstanding as of
		December 31,	Interest Rate Ranges as of December 31,		December 31,
Company	Maturity	2012	2012	2011	2012	2011
Senior Unsecured Notes					(in thousands)
APCo	2012-2038	5.43%	0.685%-7.95%	3.40%-7.95%	$3,167,559	$3,141,843
I&M	2012-2037	6.24%	5.05%-7.00%	5.05%-7.00%	1,171,080	1,270,599
OPCo	2012-2035	5.84%	4.85%-6.60%	0.955%-6.60%	3,142,615	3,291,823
PSO	2016-2037	5.52%	4.40%-6.625%	4.40%-6.625%	896,364	896,023
SWEPCo	2015-2040	5.56%	3.55%-6.45%	4.90%-6.45%	1,822,653	1,548,437

Pollution Control Bonds (a)
APCo	2012-2038 (b)	2.01%	0.12%-5.375%	0.07%-6.05%	532,500	582,000
I&M	2012-2025 (b)	4.03%	0.11%-6.25%	0.06%-6.25%	266,531	266,494
OPCo	2012-2038 (b)	3.72%	0.13%-5.80%	0.07%-5.80%	517,825	562,325
PSO	2014-2020	5.03%	4.45%-5.25%	4.45%-5.25%	46,360	46,360
SWEPCo	2015-2018	4.28%	3.25%-4.95%	3.25%-4.95%	135,200	135,200

Notes Payable - Affiliated
OPCo	2015	5.25%	5.25%	5.25%	200,000	200,000

Notes Payable - Nonaffiliated
I&M	2013-2016	2.42%	1.913%-5.44%	2.029%-5.44%	224,376	234,590
SWEPCo	2012-2032	5.09%	4.58%-6.37%	6.37%-7.03%	88,375	45,000

Spent Nuclear Fuel Obligation (c)
I&M					265,249	265,065

Other Long-term Debt
APCo	2026	13.718%	13.718%	13.718%	2,383	2,408
I&M (d)	2015-2025	2.39%	1.72%-6.00%	6.00%	130,430	20,927
PSO	2027	3.00%	3.00%	3.00%	7,147	4,981

(a)       For certain series of pollution control bonds, interest rates are subject to periodic adjustment. Certain series may be purchased on demand at periodic interest adjustment dates. Letters of credit from banks, standby bond purchase agreements and insurance policies support certain series.

(b)       Certain pollution control bonds are subject to redemption earlier than the maturity date. Consequently, these bonds have been classified for maturity purposes as Long-term Debt Due Within One Year – Nonaffiliated on the balance sheets.

(c)       Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see “SNF Disposal” section of Note 4).

(d)       In 2012, I&M issued a $110 million three-year credit facility to be used for general corporate purposes.

Long-term debt outstanding as of December 31, 2012 is payable as follows:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$574,679	$203,953	$856,000	$764	$3,250
2014	100,033	353,946	403,580	34,115	3,250
2015	500,038	253,730	286,000	427	306,750
2016	65,393	4,158	350,000	150,440	3,250
2017	250,049	1,479	-	454	253,250
After 2017	2,219,692	1,244,789	1,972,245	767,307	1,478,825
Principal Amount	3,709,884	2,062,055	3,867,825	953,507	2,048,575
Unamortized Discount, Net	(7,442)	(4,389)	(7,385)	(3,636)	(2,347)
Total Long-term Debt
Outstanding	$3,702,442	$2,057,666	$3,860,440	$949,871	$2,046,228

Dividend Restrictions

The Registrant Subsidiaries pay dividends to Parent provided funds are legally available. Various financing arrangements and regulatory requirements may impose certain restrictions on the ability of the Registrant Subsidiaries to transfer funds to Parent in the form of dividends.

Federal Power Act

The Federal Power Act prohibits each of the Registrant Subsidiaries from participating “in the making or paying of any dividends of such public utility from any funds properly included in capital account.” The term “capital account” is not defined in the Federal Power Act or its regulations. Management understands “capital account” to mean the book value of the common stock.

Additionally, the Federal Power Act creates a reserve on earnings attributable to hydroelectric generating plants. Because of their respective ownership of such plants, this reserve applies to APCo, I&M and OPCo.

None of these restrictions limit the ability of the Registrant Subsidiaries to pay dividends out of retained earnings.

Leverage Restrictions

Pursuant to the credit agreement leverage restrictions, APCo, I&M and OPCo must maintain a percentage of debt to total capitalization at a level that does not exceed 67.5%. As of December 31, 2012, $32 million of APCo's retained earnings and none of I&M's or OPCo's retained earnings have restrictions related to the payment of dividends to Parent.

Utility Money Pool – AEP System

The AEP System uses a corporate borrowing program to meet the short-term borrowing needs of the subsidiaries. The corporate borrowing program includes a Utility Money Pool, which funds AEP's utility subsidiaries. The AEP System Utility Money Pool operates in accordance with the terms and conditions approved in a regulatory order. The amount of outstanding loans (borrowings) to/from the Utility Money Pool as of December 31, 2012 and 2011 is included in Advances to/from Affiliates on each of the Registrant Subsidiaries' balance sheets. The Utility Money Pool participants' money pool activity and their corresponding authorized borrowing limits for the years ended December 31, 2012 and 2011 are described in the following tables:

Year Ended December 31, 2012:

					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2012	Limit
	(in thousands)
APCo	$350,153	$23,504	$161,363	$22,821	$(150,941)	$600,000
I&M	-	362,733	-	202,439	116,977	500,000
OPCo	126,975	290,356	47,820	105,154	116,422	600,000
PSO	-	177,778	-	92,697	10,558	300,000
SWEPCo	227,087	173,778	147,338	78,994	153,829	350,000

Year Ended December 31, 2011:

					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2011	Limit
	(in thousands)
APCo	$217,876	$393,811	$117,378	$96,186	$(176,240)	$600,000
I&M	57,352	219,386	23,793	56,999	95,714	500,000
OPCo	46,761	452,187	31,365	225,728	219,458	600,000
PSO	96,034	255,611	41,971	88,805	39,876	300,000
SWEPCo	136,752	105,184	47,232	38,798	(132,473)	350,000

The maximum and minimum interest rates for funds either borrowed from or loaned to the Utility Money Pool were as follows:

	Years Ended December 31,
	2012	2011	2010
Maximum Interest Rate	0.56%	0.56%	0.55%
Minimum Interest Rate	0.39%	0.06%	0.09%

The average interest rates for funds borrowed from and loaned to the Utility Money Pool for the years ended December 31, 2012, 2011 and 2010 are summarized for all Registrant Subsidiaries in the following table:

	Average Interest Rate			Average Interest Rate
	for Funds Borrowed			for Funds Loaned
	from Utility Money Pool for			to Utility Money Pool for
	Years Ended December 31,			Years Ended December 31,
Company	2012	2011	2010	2012	2011	2010
APCo	0.47%	0.42%	0.26%	0.47%	0.32%	-%
I&M	-%	0.39%	0.43%	0.46%	0.38%	0.24%
OPCo	0.47%	0.45%	-%	0.47%	0.35%	0.22%
PSO	-%	0.41%	0.31%	0.46%	0.32%	0.17%
SWEPCo	0.53%	0.40%	0.19%	0.45%	0.33%	0.27%

Interest expense related to the Utility Money Pool is included in Interest Expense on each of the Registrant Subsidiaries' statements of income. The Registrant Subsidiaries incurred interest expense for amounts borrowed from the Utility Money Pool as follows:

	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$772	$198	$611
I&M	-	20	17
OPCo	555	12	16
PSO	11	85	102
SWEPCo	977	174	11

Interest income related to the Utility Money Pool is included in Interest Income on each of the Registrant Subsidiaries' statements of income. The Registrant Subsidiaries earned interest income for amounts advanced to the Utility Money Pool as follows:

	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$123	$313	$9
I&M	963	226	219
OPCo	1,038	820	708
PSO	435	250	19
SWEPCo	320	32	438

Credit Facilities

For a discussion of credit facilities, see “Letters of Credit” section of Note 4.

Sale of Receivables – AEP Credit

Under a sale of receivables arrangement, the Registrant Subsidiaries sell, without recourse, certain of their customer accounts receivable and accrued unbilled revenue balances to AEP Credit and are charged a fee based on AEP Credit's financing costs, administrative costs and uncollectible accounts experience for each Registrant Subsidiary's receivables. APCo does not have regulatory authority to sell its West Virginia accounts receivable. The costs of customer accounts receivable sold are reported in Other Operation expense on the Registrant Subsidiaries' statements of income. The Registrant Subsidiaries manage and service their customer accounts receivable sold.

In 2012, AEP Credit renewed its receivables securitization agreement. The agreement provides a commitment of $700 million from bank conduits to finance receivables from AEP Credit. A commitment of $385 million expires in June 2013 and the remaining commitment of $315 million expires in June 2015.

The amount of accounts receivable and accrued unbilled revenues under the sale of receivables agreement for each Registrant Subsidiary as of December 31, 2012 and 2011 was as follows:

	December 31,
Company	2012	2011
	(in thousands)
APCo	$153,719	$121,605
I&M	123,447	121,597
OPCo	300,675	346,695
PSO	85,530	123,172
SWEPCo	132,449	140,440

The fees paid by the Registrant Subsidiaries to AEP Credit for customer accounts receivable sold were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,883	$9,612	$9,194
I&M	6,121	6,168	6,770
OPCo	20,312	18,851	20,630
PSO	7,054	6,363	5,406
SWEPCo	6,140	5,672	5,688

The Registrant Subsidiaries' proceeds on the sale of receivables to AEP Credit were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,353,920	$1,248,253	$1,418,487
I&M	1,344,260	1,323,068	1,283,955
OPCo	2,952,723	3,461,758	3,495,609
PSO	1,157,174	1,299,190	1,196,586
SWEPCo	1,481,925	1,495,397	1,402,525

Indiana Michigan Power Co [Member]
Financing Activities

12. FINANCING ACTIVITIES

Preferred Stock

In December 2011, the Registrant Subsidiaries redeemed all of their outstanding preferred stock, resulting in a loss, which is included in Preferred Stock Dividend Requirements Including Capital Stock Expense on the statements of income. The par value of preferred stock redeemed and the loss recorded by the Registrant Subsidiaries was as follows:

	Par Value of	Loss on
Company	Stock Redeemed	Redemption
	(in thousands)
APCo	$17,736	$1,013
I&M	8,072	314
OPCo	16,613	488
PSO	4,882	254
SWEPCo	4,694	369

		Number of Shares Redeemed
		Years Ended December 31,
Company	Series	2011	2010
APCo	4.50%	177,465	53
I&M	4.12%	11,055	-
I&M	4.125%	55,257	44
I&M	4.56%	14,412	-
OPCo	4.08%	14,495	100
OPCo	4.20%	22,824	-
OPCo	4.40%	31,482	-
OPCo	4.50%	97,357	6
PSO	4.00%	44,508	-
PSO	4.24%	4,310	3,759
SWEPCo	4.28%	7,386	-
SWEPCo	4.65%	1,907	-
SWEPCo	5.00%	37,665	8

Long-term Debt

There are certain limitations on establishing liens against the Registrant Subsidiaries' assets under their respective indentures. None of the long-term debt obligations of the Registrant Subsidiaries have been guaranteed or secured by AEP or any of its affiliates.

The following details long-term debt outstanding as of December 31, 2012 and 2011:

		Weighted
		Average
		Interest
		Rate as of			Outstanding as of
		December 31,	Interest Rate Ranges as of December 31,		December 31,
Company	Maturity	2012	2012	2011	2012	2011
Senior Unsecured Notes					(in thousands)
APCo	2012-2038	5.43%	0.685%-7.95%	3.40%-7.95%	$3,167,559	$3,141,843
I&M	2012-2037	6.24%	5.05%-7.00%	5.05%-7.00%	1,171,080	1,270,599
OPCo	2012-2035	5.84%	4.85%-6.60%	0.955%-6.60%	3,142,615	3,291,823
PSO	2016-2037	5.52%	4.40%-6.625%	4.40%-6.625%	896,364	896,023
SWEPCo	2015-2040	5.56%	3.55%-6.45%	4.90%-6.45%	1,822,653	1,548,437

Pollution Control Bonds (a)
APCo	2012-2038 (b)	2.01%	0.12%-5.375%	0.07%-6.05%	532,500	582,000
I&M	2012-2025 (b)	4.03%	0.11%-6.25%	0.06%-6.25%	266,531	266,494
OPCo	2012-2038 (b)	3.72%	0.13%-5.80%	0.07%-5.80%	517,825	562,325
PSO	2014-2020	5.03%	4.45%-5.25%	4.45%-5.25%	46,360	46,360
SWEPCo	2015-2018	4.28%	3.25%-4.95%	3.25%-4.95%	135,200	135,200

Notes Payable - Affiliated
OPCo	2015	5.25%	5.25%	5.25%	200,000	200,000

Notes Payable - Nonaffiliated
I&M	2013-2016	2.42%	1.913%-5.44%	2.029%-5.44%	224,376	234,590
SWEPCo	2012-2032	5.09%	4.58%-6.37%	6.37%-7.03%	88,375	45,000

Spent Nuclear Fuel Obligation (c)
I&M					265,249	265,065

Other Long-term Debt
APCo	2026	13.718%	13.718%	13.718%	2,383	2,408
I&M (d)	2015-2025	2.39%	1.72%-6.00%	6.00%	130,430	20,927
PSO	2027	3.00%	3.00%	3.00%	7,147	4,981

(a)       For certain series of pollution control bonds, interest rates are subject to periodic adjustment. Certain series may be purchased on demand at periodic interest adjustment dates. Letters of credit from banks, standby bond purchase agreements and insurance policies support certain series.

(b)       Certain pollution control bonds are subject to redemption earlier than the maturity date. Consequently, these bonds have been classified for maturity purposes as Long-term Debt Due Within One Year – Nonaffiliated on the balance sheets.

(c)       Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see “SNF Disposal” section of Note 4).

(d)       In 2012, I&M issued a $110 million three-year credit facility to be used for general corporate purposes.

Long-term debt outstanding as of December 31, 2012 is payable as follows:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$574,679	$203,953	$856,000	$764	$3,250
2014	100,033	353,946	403,580	34,115	3,250
2015	500,038	253,730	286,000	427	306,750
2016	65,393	4,158	350,000	150,440	3,250
2017	250,049	1,479	-	454	253,250
After 2017	2,219,692	1,244,789	1,972,245	767,307	1,478,825
Principal Amount	3,709,884	2,062,055	3,867,825	953,507	2,048,575
Unamortized Discount, Net	(7,442)	(4,389)	(7,385)	(3,636)	(2,347)
Total Long-term Debt
Outstanding	$3,702,442	$2,057,666	$3,860,440	$949,871	$2,046,228

In January 2013 and February 2013, I&M retired $12 million and $11 million, respectively, of Notes Payable related to DCC Fuel.

Dividend Restrictions

The Registrant Subsidiaries pay dividends to Parent provided funds are legally available. Various financing arrangements and regulatory requirements may impose certain restrictions on the ability of the Registrant Subsidiaries to transfer funds to Parent in the form of dividends.

Federal Power Act

The Federal Power Act prohibits each of the Registrant Subsidiaries from participating “in the making or paying of any dividends of such public utility from any funds properly included in capital account.” The term “capital account” is not defined in the Federal Power Act or its regulations. Management understands “capital account” to mean the book value of the common stock.

Additionally, the Federal Power Act creates a reserve on earnings attributable to hydroelectric generating plants. Because of their respective ownership of such plants, this reserve applies to APCo, I&M and OPCo.

None of these restrictions limit the ability of the Registrant Subsidiaries to pay dividends out of retained earnings.

Leverage Restrictions

Pursuant to the credit agreement leverage restrictions, APCo, I&M and OPCo must maintain a percentage of debt to total capitalization at a level that does not exceed 67.5%. As of December 31, 2012, $32 million of APCo's retained earnings and none of I&M's or OPCo's retained earnings have restrictions related to the payment of dividends to Parent.

Utility Money Pool – AEP System

The AEP System uses a corporate borrowing program to meet the short-term borrowing needs of the subsidiaries. The corporate borrowing program includes a Utility Money Pool, which funds AEP's utility subsidiaries. The AEP System Utility Money Pool operates in accordance with the terms and conditions approved in a regulatory order. The amount of outstanding loans (borrowings) to/from the Utility Money Pool as of December 31, 2012 and 2011 is included in Advances to/from Affiliates on each of the Registrant Subsidiaries' balance sheets. The Utility Money Pool participants' money pool activity and their corresponding authorized borrowing limits for the years ended December 31, 2012 and 2011 are described in the following tables:

Year Ended December 31, 2012:

					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2012	Limit
	(in thousands)
APCo	$350,153	$23,504	$161,363	$22,821	$(150,941)	$600,000
I&M	-	362,733	-	202,439	116,977	500,000
OPCo	126,975	290,356	47,820	105,154	116,422	600,000
PSO	-	177,778	-	92,697	10,558	300,000
SWEPCo	227,087	173,778	147,338	78,994	153,829	350,000

Year Ended December 31, 2011:

					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2011	Limit
	(in thousands)
APCo	$217,876	$393,811	$117,378	$96,186	$(176,240)	$600,000
I&M	57,352	219,386	23,793	56,999	95,714	500,000
OPCo	46,761	452,187	31,365	225,728	219,458	600,000
PSO	96,034	255,611	41,971	88,805	39,876	300,000
SWEPCo	136,752	105,184	47,232	38,798	(132,473)	350,000

The maximum and minimum interest rates for funds either borrowed from or loaned to the Utility Money Pool were as follows:

	Years Ended December 31,
	2012	2011	2010
Maximum Interest Rate	0.56%	0.56%	0.55%
Minimum Interest Rate	0.39%	0.06%	0.09%

The average interest rates for funds borrowed from and loaned to the Utility Money Pool for the years ended December 31, 2012, 2011 and 2010 are summarized for all Registrant Subsidiaries in the following table:

	Average Interest Rate			Average Interest Rate
	for Funds Borrowed			for Funds Loaned
	from Utility Money Pool for			to Utility Money Pool for
	Years Ended December 31,			Years Ended December 31,
Company	2012	2011	2010	2012	2011	2010
APCo	0.47%	0.42%	0.26%	0.47%	0.32%	-%
I&M	-%	0.39%	0.43%	0.46%	0.38%	0.24%
OPCo	0.47%	0.45%	-%	0.47%	0.35%	0.22%
PSO	-%	0.41%	0.31%	0.46%	0.32%	0.17%
SWEPCo	0.53%	0.40%	0.19%	0.45%	0.33%	0.27%

Interest expense related to the Utility Money Pool is included in Interest Expense on each of the Registrant Subsidiaries' statements of income. The Registrant Subsidiaries incurred interest expense for amounts borrowed from the Utility Money Pool as follows:

	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$772	$198	$611
I&M	-	20	17
OPCo	555	12	16
PSO	11	85	102
SWEPCo	977	174	11

Interest income related to the Utility Money Pool is included in Interest Income on each of the Registrant Subsidiaries' statements of income. The Registrant Subsidiaries earned interest income for amounts advanced to the Utility Money Pool as follows:

	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$123	$313	$9
I&M	963	226	219
OPCo	1,038	820	708
PSO	435	250	19
SWEPCo	320	32	438

Credit Facilities

For a discussion of credit facilities, see “Letters of Credit” section of Note 4.

Sale of Receivables – AEP Credit

Under a sale of receivables arrangement, the Registrant Subsidiaries sell, without recourse, certain of their customer accounts receivable and accrued unbilled revenue balances to AEP Credit and are charged a fee based on AEP Credit's financing costs, administrative costs and uncollectible accounts experience for each Registrant Subsidiary's receivables. APCo does not have regulatory authority to sell its West Virginia accounts receivable. The costs of customer accounts receivable sold are reported in Other Operation expense on the Registrant Subsidiaries' statements of income. The Registrant Subsidiaries manage and service their customer accounts receivable sold.

In 2012, AEP Credit renewed its receivables securitization agreement. The agreement provides a commitment of $700 million from bank conduits to finance receivables from AEP Credit. A commitment of $385 million expires in June 2013 and the remaining commitment of $315 million expires in June 2015.

The amount of accounts receivable and accrued unbilled revenues under the sale of receivables agreement for each Registrant Subsidiary as of December 31, 2012 and 2011 was as follows:

	December 31,
Company	2012	2011
	(in thousands)
APCo	$153,719	$121,605
I&M	123,447	121,597
OPCo	300,675	346,695
PSO	85,530	123,172
SWEPCo	132,449	140,440

The fees paid by the Registrant Subsidiaries to AEP Credit for customer accounts receivable sold were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,883	$9,612	$9,194
I&M	6,121	6,168	6,770
OPCo	20,312	18,851	20,630
PSO	7,054	6,363	5,406
SWEPCo	6,140	5,672	5,688

The Registrant Subsidiaries' proceeds on the sale of receivables to AEP Credit were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,353,920	$1,248,253	$1,418,487
I&M	1,344,260	1,323,068	1,283,955
OPCo	2,952,723	3,461,758	3,495,609
PSO	1,157,174	1,299,190	1,196,586
SWEPCo	1,481,925	1,495,397	1,402,525

Ohio Power Co [Member]
Financing Activities

12. FINANCING ACTIVITIES

Preferred Stock

In December 2011, the Registrant Subsidiaries redeemed all of their outstanding preferred stock, resulting in a loss, which is included in Preferred Stock Dividend Requirements Including Capital Stock Expense on the statements of income. The par value of preferred stock redeemed and the loss recorded by the Registrant Subsidiaries was as follows:

	Par Value of	Loss on
Company	Stock Redeemed	Redemption
	(in thousands)
APCo	$17,736	$1,013
I&M	8,072	314
OPCo	16,613	488
PSO	4,882	254
SWEPCo	4,694	369

		Number of Shares Redeemed
		Years Ended December 31,
Company	Series	2011	2010
APCo	4.50%	177,465	53
I&M	4.12%	11,055	-
I&M	4.125%	55,257	44
I&M	4.56%	14,412	-
OPCo	4.08%	14,495	100
OPCo	4.20%	22,824	-
OPCo	4.40%	31,482	-
OPCo	4.50%	97,357	6
PSO	4.00%	44,508	-
PSO	4.24%	4,310	3,759
SWEPCo	4.28%	7,386	-
SWEPCo	4.65%	1,907	-
SWEPCo	5.00%	37,665	8

Long-term Debt

There are certain limitations on establishing liens against the Registrant Subsidiaries' assets under their respective indentures. None of the long-term debt obligations of the Registrant Subsidiaries have been guaranteed or secured by AEP or any of its affiliates.

The following details long-term debt outstanding as of December 31, 2012 and 2011:

		Weighted
		Average
		Interest
		Rate as of			Outstanding as of
		December 31,	Interest Rate Ranges as of December 31,		December 31,
Company	Maturity	2012	2012	2011	2012	2011
Senior Unsecured Notes					(in thousands)
APCo	2012-2038	5.43%	0.685%-7.95%	3.40%-7.95%	$3,167,559	$3,141,843
I&M	2012-2037	6.24%	5.05%-7.00%	5.05%-7.00%	1,171,080	1,270,599
OPCo	2012-2035	5.84%	4.85%-6.60%	0.955%-6.60%	3,142,615	3,291,823
PSO	2016-2037	5.52%	4.40%-6.625%	4.40%-6.625%	896,364	896,023
SWEPCo	2015-2040	5.56%	3.55%-6.45%	4.90%-6.45%	1,822,653	1,548,437

Pollution Control Bonds (a)
APCo	2012-2038 (b)	2.01%	0.12%-5.375%	0.07%-6.05%	532,500	582,000
I&M	2012-2025 (b)	4.03%	0.11%-6.25%	0.06%-6.25%	266,531	266,494
OPCo	2012-2038 (b)	3.72%	0.13%-5.80%	0.07%-5.80%	517,825	562,325
PSO	2014-2020	5.03%	4.45%-5.25%	4.45%-5.25%	46,360	46,360
SWEPCo	2015-2018	4.28%	3.25%-4.95%	3.25%-4.95%	135,200	135,200

Notes Payable - Affiliated
OPCo	2015	5.25%	5.25%	5.25%	200,000	200,000

Notes Payable - Nonaffiliated
I&M	2013-2016	2.42%	1.913%-5.44%	2.029%-5.44%	224,376	234,590
SWEPCo	2012-2032	5.09%	4.58%-6.37%	6.37%-7.03%	88,375	45,000

Spent Nuclear Fuel Obligation (c)
I&M					265,249	265,065

Other Long-term Debt
APCo	2026	13.718%	13.718%	13.718%	2,383	2,408
I&M (d)	2015-2025	2.39%	1.72%-6.00%	6.00%	130,430	20,927
PSO	2027	3.00%	3.00%	3.00%	7,147	4,981

(a)       For certain series of pollution control bonds, interest rates are subject to periodic adjustment. Certain series may be purchased on demand at periodic interest adjustment dates. Letters of credit from banks, standby bond purchase agreements and insurance policies support certain series.

(b)       Certain pollution control bonds are subject to redemption earlier than the maturity date. Consequently, these bonds have been classified for maturity purposes as Long-term Debt Due Within One Year – Nonaffiliated on the balance sheets.

(c)       Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see “SNF Disposal” section of Note 4).

(d)       In 2012, I&M issued a $110 million three-year credit facility to be used for general corporate purposes.

Long-term debt outstanding as of December 31, 2012 is payable as follows:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$574,679	$203,953	$856,000	$764	$3,250
2014	100,033	353,946	403,580	34,115	3,250
2015	500,038	253,730	286,000	427	306,750
2016	65,393	4,158	350,000	150,440	3,250
2017	250,049	1,479	-	454	253,250
After 2017	2,219,692	1,244,789	1,972,245	767,307	1,478,825
Principal Amount	3,709,884	2,062,055	3,867,825	953,507	2,048,575
Unamortized Discount, Net	(7,442)	(4,389)	(7,385)	(3,636)	(2,347)
Total Long-term Debt
Outstanding	$3,702,442	$2,057,666	$3,860,440	$949,871	$2,046,228

In February 2013, OPCo retired $250 million of 5.5% Senior Unsecured Notes due in 2013.

As of December 31, 2012, trustees held, on behalf of OPCo, $463 million of its reacquired Pollution Control Bonds.

Dividend Restrictions

The Registrant Subsidiaries pay dividends to Parent provided funds are legally available. Various financing arrangements and regulatory requirements may impose certain restrictions on the ability of the Registrant Subsidiaries to transfer funds to Parent in the form of dividends.

Federal Power Act

The Federal Power Act prohibits each of the Registrant Subsidiaries from participating “in the making or paying of any dividends of such public utility from any funds properly included in capital account.” The term “capital account” is not defined in the Federal Power Act or its regulations. Management understands “capital account” to mean the book value of the common stock.

Additionally, the Federal Power Act creates a reserve on earnings attributable to hydroelectric generating plants. Because of their respective ownership of such plants, this reserve applies to APCo, I&M and OPCo.

None of these restrictions limit the ability of the Registrant Subsidiaries to pay dividends out of retained earnings.

Leverage Restrictions

Pursuant to the credit agreement leverage restrictions, APCo, I&M and OPCo must maintain a percentage of debt to total capitalization at a level that does not exceed 67.5%. As of December 31, 2012, $32 million of APCo's retained earnings and none of I&M's or OPCo's retained earnings have restrictions related to the payment of dividends to Parent.

Utility Money Pool – AEP System

The AEP System uses a corporate borrowing program to meet the short-term borrowing needs of the subsidiaries. The corporate borrowing program includes a Utility Money Pool, which funds AEP's utility subsidiaries. The AEP System Utility Money Pool operates in accordance with the terms and conditions approved in a regulatory order. The amount of outstanding loans (borrowings) to/from the Utility Money Pool as of December 31, 2012 and 2011 is included in Advances to/from Affiliates on each of the Registrant Subsidiaries' balance sheets. The Utility Money Pool participants' money pool activity and their corresponding authorized borrowing limits for the years ended December 31, 2012 and 2011 are described in the following tables:

Year Ended December 31, 2012:

					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2012	Limit
	(in thousands)
APCo	$350,153	$23,504	$161,363	$22,821	$(150,941)	$600,000
I&M	-	362,733	-	202,439	116,977	500,000
OPCo	126,975	290,356	47,820	105,154	116,422	600,000
PSO	-	177,778	-	92,697	10,558	300,000
SWEPCo	227,087	173,778	147,338	78,994	153,829	350,000

Year Ended December 31, 2011:

					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2011	Limit
	(in thousands)
APCo	$217,876	$393,811	$117,378	$96,186	$(176,240)	$600,000
I&M	57,352	219,386	23,793	56,999	95,714	500,000
OPCo	46,761	452,187	31,365	225,728	219,458	600,000
PSO	96,034	255,611	41,971	88,805	39,876	300,000
SWEPCo	136,752	105,184	47,232	38,798	(132,473)	350,000

The maximum and minimum interest rates for funds either borrowed from or loaned to the Utility Money Pool were as follows:

	Years Ended December 31,
	2012	2011	2010
Maximum Interest Rate	0.56%	0.56%	0.55%
Minimum Interest Rate	0.39%	0.06%	0.09%

The average interest rates for funds borrowed from and loaned to the Utility Money Pool for the years ended December 31, 2012, 2011 and 2010 are summarized for all Registrant Subsidiaries in the following table:

	Average Interest Rate			Average Interest Rate
	for Funds Borrowed			for Funds Loaned
	from Utility Money Pool for			to Utility Money Pool for
	Years Ended December 31,			Years Ended December 31,
Company	2012	2011	2010	2012	2011	2010
APCo	0.47%	0.42%	0.26%	0.47%	0.32%	-%
I&M	-%	0.39%	0.43%	0.46%	0.38%	0.24%
OPCo	0.47%	0.45%	-%	0.47%	0.35%	0.22%
PSO	-%	0.41%	0.31%	0.46%	0.32%	0.17%
SWEPCo	0.53%	0.40%	0.19%	0.45%	0.33%	0.27%

Interest expense related to the Utility Money Pool is included in Interest Expense on each of the Registrant Subsidiaries' statements of income. The Registrant Subsidiaries incurred interest expense for amounts borrowed from the Utility Money Pool as follows:

	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$772	$198	$611
I&M	-	20	17
OPCo	555	12	16
PSO	11	85	102
SWEPCo	977	174	11

Interest income related to the Utility Money Pool is included in Interest Income on each of the Registrant Subsidiaries' statements of income. The Registrant Subsidiaries earned interest income for amounts advanced to the Utility Money Pool as follows:

	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$123	$313	$9
I&M	963	226	219
OPCo	1,038	820	708
PSO	435	250	19
SWEPCo	320	32	438

Credit Facilities

For a discussion of credit facilities, see “Letters of Credit” section of Note 4.

Sale of Receivables – AEP Credit

Under a sale of receivables arrangement, the Registrant Subsidiaries sell, without recourse, certain of their customer accounts receivable and accrued unbilled revenue balances to AEP Credit and are charged a fee based on AEP Credit's financing costs, administrative costs and uncollectible accounts experience for each Registrant Subsidiary's receivables. APCo does not have regulatory authority to sell its West Virginia accounts receivable. The costs of customer accounts receivable sold are reported in Other Operation expense on the Registrant Subsidiaries' statements of income. The Registrant Subsidiaries manage and service their customer accounts receivable sold.

In 2012, AEP Credit renewed its receivables securitization agreement. The agreement provides a commitment of $700 million from bank conduits to finance receivables from AEP Credit. A commitment of $385 million expires in June 2013 and the remaining commitment of $315 million expires in June 2015.

The amount of accounts receivable and accrued unbilled revenues under the sale of receivables agreement for each Registrant Subsidiary as of December 31, 2012 and 2011 was as follows:

	December 31,
Company	2012	2011
	(in thousands)
APCo	$153,719	$121,605
I&M	123,447	121,597
OPCo	300,675	346,695
PSO	85,530	123,172
SWEPCo	132,449	140,440

The fees paid by the Registrant Subsidiaries to AEP Credit for customer accounts receivable sold were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,883	$9,612	$9,194
I&M	6,121	6,168	6,770
OPCo	20,312	18,851	20,630
PSO	7,054	6,363	5,406
SWEPCo	6,140	5,672	5,688

The Registrant Subsidiaries' proceeds on the sale of receivables to AEP Credit were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,353,920	$1,248,253	$1,418,487
I&M	1,344,260	1,323,068	1,283,955
OPCo	2,952,723	3,461,758	3,495,609
PSO	1,157,174	1,299,190	1,196,586
SWEPCo	1,481,925	1,495,397	1,402,525

Public Service Co of Oklahoma [Member]
Financing Activities

12. FINANCING ACTIVITIES

Preferred Stock

In December 2011, the Registrant Subsidiaries redeemed all of their outstanding preferred stock, resulting in a loss, which is included in Preferred Stock Dividend Requirements Including Capital Stock Expense on the statements of income. The par value of preferred stock redeemed and the loss recorded by the Registrant Subsidiaries was as follows:

	Par Value of	Loss on
Company	Stock Redeemed	Redemption
	(in thousands)
APCo	$17,736	$1,013
I&M	8,072	314
OPCo	16,613	488
PSO	4,882	254
SWEPCo	4,694	369

		Number of Shares Redeemed
		Years Ended December 31,
Company	Series	2011	2010
APCo	4.50%	177,465	53
I&M	4.12%	11,055	-
I&M	4.125%	55,257	44
I&M	4.56%	14,412	-
OPCo	4.08%	14,495	100
OPCo	4.20%	22,824	-
OPCo	4.40%	31,482	-
OPCo	4.50%	97,357	6
PSO	4.00%	44,508	-
PSO	4.24%	4,310	3,759
SWEPCo	4.28%	7,386	-
SWEPCo	4.65%	1,907	-
SWEPCo	5.00%	37,665	8

Long-term Debt

There are certain limitations on establishing liens against the Registrant Subsidiaries' assets under their respective indentures. None of the long-term debt obligations of the Registrant Subsidiaries have been guaranteed or secured by AEP or any of its affiliates.

The following details long-term debt outstanding as of December 31, 2012 and 2011:

		Weighted
		Average
		Interest
		Rate as of			Outstanding as of
		December 31,	Interest Rate Ranges as of December 31,		December 31,
Company	Maturity	2012	2012	2011	2012	2011
Senior Unsecured Notes					(in thousands)
APCo	2012-2038	5.43%	0.685%-7.95%	3.40%-7.95%	$3,167,559	$3,141,843
I&M	2012-2037	6.24%	5.05%-7.00%	5.05%-7.00%	1,171,080	1,270,599
OPCo	2012-2035	5.84%	4.85%-6.60%	0.955%-6.60%	3,142,615	3,291,823
PSO	2016-2037	5.52%	4.40%-6.625%	4.40%-6.625%	896,364	896,023
SWEPCo	2015-2040	5.56%	3.55%-6.45%	4.90%-6.45%	1,822,653	1,548,437

Pollution Control Bonds (a)
APCo	2012-2038 (b)	2.01%	0.12%-5.375%	0.07%-6.05%	532,500	582,000
I&M	2012-2025 (b)	4.03%	0.11%-6.25%	0.06%-6.25%	266,531	266,494
OPCo	2012-2038 (b)	3.72%	0.13%-5.80%	0.07%-5.80%	517,825	562,325
PSO	2014-2020	5.03%	4.45%-5.25%	4.45%-5.25%	46,360	46,360
SWEPCo	2015-2018	4.28%	3.25%-4.95%	3.25%-4.95%	135,200	135,200

Notes Payable - Affiliated
OPCo	2015	5.25%	5.25%	5.25%	200,000	200,000

Notes Payable - Nonaffiliated
I&M	2013-2016	2.42%	1.913%-5.44%	2.029%-5.44%	224,376	234,590
SWEPCo	2012-2032	5.09%	4.58%-6.37%	6.37%-7.03%	88,375	45,000

Spent Nuclear Fuel Obligation (c)
I&M					265,249	265,065

Other Long-term Debt
APCo	2026	13.718%	13.718%	13.718%	2,383	2,408
I&M (d)	2015-2025	2.39%	1.72%-6.00%	6.00%	130,430	20,927
PSO	2027	3.00%	3.00%	3.00%	7,147	4,981

(a)       For certain series of pollution control bonds, interest rates are subject to periodic adjustment. Certain series may be purchased on demand at periodic interest adjustment dates. Letters of credit from banks, standby bond purchase agreements and insurance policies support certain series.

(b)       Certain pollution control bonds are subject to redemption earlier than the maturity date. Consequently, these bonds have been classified for maturity purposes as Long-term Debt Due Within One Year – Nonaffiliated on the balance sheets.

(c)       Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see “SNF Disposal” section of Note 4).

(d)       In 2012, I&M issued a $110 million three-year credit facility to be used for general corporate purposes.

Long-term debt outstanding as of December 31, 2012 is payable as follows:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$574,679	$203,953	$856,000	$764	$3,250
2014	100,033	353,946	403,580	34,115	3,250
2015	500,038	253,730	286,000	427	306,750
2016	65,393	4,158	350,000	150,440	3,250
2017	250,049	1,479	-	454	253,250
After 2017	2,219,692	1,244,789	1,972,245	767,307	1,478,825
Principal Amount	3,709,884	2,062,055	3,867,825	953,507	2,048,575
Unamortized Discount, Net	(7,442)	(4,389)	(7,385)	(3,636)	(2,347)
Total Long-term Debt
Outstanding	$3,702,442	$2,057,666	$3,860,440	$949,871	$2,046,228

Dividend Restrictions

The Registrant Subsidiaries pay dividends to Parent provided funds are legally available. Various financing arrangements and regulatory requirements may impose certain restrictions on the ability of the Registrant Subsidiaries to transfer funds to Parent in the form of dividends.

Federal Power Act

The Federal Power Act prohibits each of the Registrant Subsidiaries from participating “in the making or paying of any dividends of such public utility from any funds properly included in capital account.” The term “capital account” is not defined in the Federal Power Act or its regulations. Management understands “capital account” to mean the book value of the common stock.

Additionally, the Federal Power Act creates a reserve on earnings attributable to hydroelectric generating plants. Because of their respective ownership of such plants, this reserve applies to APCo, I&M and OPCo.

None of these restrictions limit the ability of the Registrant Subsidiaries to pay dividends out of retained earnings.

Utility Money Pool – AEP System

The AEP System uses a corporate borrowing program to meet the short-term borrowing needs of the subsidiaries. The corporate borrowing program includes a Utility Money Pool, which funds AEP's utility subsidiaries. The AEP System Utility Money Pool operates in accordance with the terms and conditions approved in a regulatory order. The amount of outstanding loans (borrowings) to/from the Utility Money Pool as of December 31, 2012 and 2011 is included in Advances to/from Affiliates on each of the Registrant Subsidiaries' balance sheets. The Utility Money Pool participants' money pool activity and their corresponding authorized borrowing limits for the years ended December 31, 2012 and 2011 are described in the following tables:

Year Ended December 31, 2012:

					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2012	Limit
	(in thousands)
APCo	$350,153	$23,504	$161,363	$22,821	$(150,941)	$600,000
I&M	-	362,733	-	202,439	116,977	500,000
OPCo	126,975	290,356	47,820	105,154	116,422	600,000
PSO	-	177,778	-	92,697	10,558	300,000
SWEPCo	227,087	173,778	147,338	78,994	153,829	350,000

Year Ended December 31, 2011:

					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2011	Limit
	(in thousands)
APCo	$217,876	$393,811	$117,378	$96,186	$(176,240)	$600,000
I&M	57,352	219,386	23,793	56,999	95,714	500,000
OPCo	46,761	452,187	31,365	225,728	219,458	600,000
PSO	96,034	255,611	41,971	88,805	39,876	300,000
SWEPCo	136,752	105,184	47,232	38,798	(132,473)	350,000

The maximum and minimum interest rates for funds either borrowed from or loaned to the Utility Money Pool were as follows:

	Years Ended December 31,
	2012	2011	2010
Maximum Interest Rate	0.56%	0.56%	0.55%
Minimum Interest Rate	0.39%	0.06%	0.09%

The average interest rates for funds borrowed from and loaned to the Utility Money Pool for the years ended December 31, 2012, 2011 and 2010 are summarized for all Registrant Subsidiaries in the following table:

	Average Interest Rate			Average Interest Rate
	for Funds Borrowed			for Funds Loaned
	from Utility Money Pool for			to Utility Money Pool for
	Years Ended December 31,			Years Ended December 31,
Company	2012	2011	2010	2012	2011	2010
APCo	0.47%	0.42%	0.26%	0.47%	0.32%	-%
I&M	-%	0.39%	0.43%	0.46%	0.38%	0.24%
OPCo	0.47%	0.45%	-%	0.47%	0.35%	0.22%
PSO	-%	0.41%	0.31%	0.46%	0.32%	0.17%
SWEPCo	0.53%	0.40%	0.19%	0.45%	0.33%	0.27%

Interest expense related to the Utility Money Pool is included in Interest Expense on each of the Registrant Subsidiaries' statements of income. The Registrant Subsidiaries incurred interest expense for amounts borrowed from the Utility Money Pool as follows:

	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$772	$198	$611
I&M	-	20	17
OPCo	555	12	16
PSO	11	85	102
SWEPCo	977	174	11

Interest income related to the Utility Money Pool is included in Interest Income on each of the Registrant Subsidiaries' statements of income. The Registrant Subsidiaries earned interest income for amounts advanced to the Utility Money Pool as follows:

	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$123	$313	$9
I&M	963	226	219
OPCo	1,038	820	708
PSO	435	250	19
SWEPCo	320	32	438

Sale of Receivables – AEP Credit

Under a sale of receivables arrangement, the Registrant Subsidiaries sell, without recourse, certain of their customer accounts receivable and accrued unbilled revenue balances to AEP Credit and are charged a fee based on AEP Credit's financing costs, administrative costs and uncollectible accounts experience for each Registrant Subsidiary's receivables. APCo does not have regulatory authority to sell its West Virginia accounts receivable. The costs of customer accounts receivable sold are reported in Other Operation expense on the Registrant Subsidiaries' statements of income. The Registrant Subsidiaries manage and service their customer accounts receivable sold.

In 2012, AEP Credit renewed its receivables securitization agreement. The agreement provides a commitment of $700 million from bank conduits to finance receivables from AEP Credit. A commitment of $385 million expires in June 2013 and the remaining commitment of $315 million expires in June 2015.

The amount of accounts receivable and accrued unbilled revenues under the sale of receivables agreement for each Registrant Subsidiary as of December 31, 2012 and 2011 was as follows:

	December 31,
Company	2012	2011
	(in thousands)
APCo	$153,719	$121,605
I&M	123,447	121,597
OPCo	300,675	346,695
PSO	85,530	123,172
SWEPCo	132,449	140,440

The fees paid by the Registrant Subsidiaries to AEP Credit for customer accounts receivable sold were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,883	$9,612	$9,194
I&M	6,121	6,168	6,770
OPCo	20,312	18,851	20,630
PSO	7,054	6,363	5,406
SWEPCo	6,140	5,672	5,688

The Registrant Subsidiaries' proceeds on the sale of receivables to AEP Credit were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,353,920	$1,248,253	$1,418,487
I&M	1,344,260	1,323,068	1,283,955
OPCo	2,952,723	3,461,758	3,495,609
PSO	1,157,174	1,299,190	1,196,586
SWEPCo	1,481,925	1,495,397	1,402,525

Southwestern Electric Power Co [Member]
Financing Activities

12. FINANCING ACTIVITIES

Preferred Stock

In December 2011, the Registrant Subsidiaries redeemed all of their outstanding preferred stock, resulting in a loss, which is included in Preferred Stock Dividend Requirements Including Capital Stock Expense on the statements of income. The par value of preferred stock redeemed and the loss recorded by the Registrant Subsidiaries was as follows:

	Par Value of	Loss on
Company	Stock Redeemed	Redemption
	(in thousands)
APCo	$17,736	$1,013
I&M	8,072	314
OPCo	16,613	488
PSO	4,882	254
SWEPCo	4,694	369

		Number of Shares Redeemed
		Years Ended December 31,
Company	Series	2011	2010
APCo	4.50%	177,465	53
I&M	4.12%	11,055	-
I&M	4.125%	55,257	44
I&M	4.56%	14,412	-
OPCo	4.08%	14,495	100
OPCo	4.20%	22,824	-
OPCo	4.40%	31,482	-
OPCo	4.50%	97,357	6
PSO	4.00%	44,508	-
PSO	4.24%	4,310	3,759
SWEPCo	4.28%	7,386	-
SWEPCo	4.65%	1,907	-
SWEPCo	5.00%	37,665	8

Long-term Debt

There are certain limitations on establishing liens against the Registrant Subsidiaries' assets under their respective indentures. None of the long-term debt obligations of the Registrant Subsidiaries have been guaranteed or secured by AEP or any of its affiliates.

The following details long-term debt outstanding as of December 31, 2012 and 2011:

		Weighted
		Average
		Interest
		Rate as of			Outstanding as of
		December 31,	Interest Rate Ranges as of December 31,		December 31,
Company	Maturity	2012	2012	2011	2012	2011
Senior Unsecured Notes					(in thousands)
APCo	2012-2038	5.43%	0.685%-7.95%	3.40%-7.95%	$3,167,559	$3,141,843
I&M	2012-2037	6.24%	5.05%-7.00%	5.05%-7.00%	1,171,080	1,270,599
OPCo	2012-2035	5.84%	4.85%-6.60%	0.955%-6.60%	3,142,615	3,291,823
PSO	2016-2037	5.52%	4.40%-6.625%	4.40%-6.625%	896,364	896,023
SWEPCo	2015-2040	5.56%	3.55%-6.45%	4.90%-6.45%	1,822,653	1,548,437

Pollution Control Bonds (a)
APCo	2012-2038 (b)	2.01%	0.12%-5.375%	0.07%-6.05%	532,500	582,000
I&M	2012-2025 (b)	4.03%	0.11%-6.25%	0.06%-6.25%	266,531	266,494
OPCo	2012-2038 (b)	3.72%	0.13%-5.80%	0.07%-5.80%	517,825	562,325
PSO	2014-2020	5.03%	4.45%-5.25%	4.45%-5.25%	46,360	46,360
SWEPCo	2015-2018	4.28%	3.25%-4.95%	3.25%-4.95%	135,200	135,200

Notes Payable - Affiliated
OPCo	2015	5.25%	5.25%	5.25%	200,000	200,000

Notes Payable - Nonaffiliated
I&M	2013-2016	2.42%	1.913%-5.44%	2.029%-5.44%	224,376	234,590
SWEPCo	2012-2032	5.09%	4.58%-6.37%	6.37%-7.03%	88,375	45,000

Spent Nuclear Fuel Obligation (c)
I&M					265,249	265,065

Other Long-term Debt
APCo	2026	13.718%	13.718%	13.718%	2,383	2,408
I&M (d)	2015-2025	2.39%	1.72%-6.00%	6.00%	130,430	20,927
PSO	2027	3.00%	3.00%	3.00%	7,147	4,981

(a)       For certain series of pollution control bonds, interest rates are subject to periodic adjustment. Certain series may be purchased on demand at periodic interest adjustment dates. Letters of credit from banks, standby bond purchase agreements and insurance policies support certain series.

(b)       Certain pollution control bonds are subject to redemption earlier than the maturity date. Consequently, these bonds have been classified for maturity purposes as Long-term Debt Due Within One Year – Nonaffiliated on the balance sheets.

(c)       Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see “SNF Disposal” section of Note 4).

(d)       In 2012, I&M issued a $110 million three-year credit facility to be used for general corporate purposes.

Long-term debt outstanding as of December 31, 2012 is payable as follows:

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$574,679	$203,953	$856,000	$764	$3,250
2014	100,033	353,946	403,580	34,115	3,250
2015	500,038	253,730	286,000	427	306,750
2016	65,393	4,158	350,000	150,440	3,250
2017	250,049	1,479	-	454	253,250
After 2017	2,219,692	1,244,789	1,972,245	767,307	1,478,825
Principal Amount	3,709,884	2,062,055	3,867,825	953,507	2,048,575
Unamortized Discount, Net	(7,442)	(4,389)	(7,385)	(3,636)	(2,347)
Total Long-term Debt
Outstanding	$3,702,442	$2,057,666	$3,860,440	$949,871	$2,046,228

Dividend Restrictions

The Registrant Subsidiaries pay dividends to Parent provided funds are legally available. Various financing arrangements and regulatory requirements may impose certain restrictions on the ability of the Registrant Subsidiaries to transfer funds to Parent in the form of dividends.

Federal Power Act

The Federal Power Act prohibits each of the Registrant Subsidiaries from participating “in the making or paying of any dividends of such public utility from any funds properly included in capital account.” The term “capital account” is not defined in the Federal Power Act or its regulations. Management understands “capital account” to mean the book value of the common stock.

Additionally, the Federal Power Act creates a reserve on earnings attributable to hydroelectric generating plants. Because of their respective ownership of such plants, this reserve applies to APCo, I&M and OPCo.

None of these restrictions limit the ability of the Registrant Subsidiaries to pay dividends out of retained earnings.

Utility Money Pool – AEP System

The AEP System uses a corporate borrowing program to meet the short-term borrowing needs of the subsidiaries. The corporate borrowing program includes a Utility Money Pool, which funds AEP's utility subsidiaries. The AEP System Utility Money Pool operates in accordance with the terms and conditions approved in a regulatory order. The amount of outstanding loans (borrowings) to/from the Utility Money Pool as of December 31, 2012 and 2011 is included in Advances to/from Affiliates on each of the Registrant Subsidiaries' balance sheets. The Utility Money Pool participants' money pool activity and their corresponding authorized borrowing limits for the years ended December 31, 2012 and 2011 are described in the following tables:

Year Ended December 31, 2012:

					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2012	Limit
	(in thousands)
APCo	$350,153	$23,504	$161,363	$22,821	$(150,941)	$600,000
I&M	-	362,733	-	202,439	116,977	500,000
OPCo	126,975	290,356	47,820	105,154	116,422	600,000
PSO	-	177,778	-	92,697	10,558	300,000
SWEPCo	227,087	173,778	147,338	78,994	153,829	350,000

Year Ended December 31, 2011:

					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2011	Limit
	(in thousands)
APCo	$217,876	$393,811	$117,378	$96,186	$(176,240)	$600,000
I&M	57,352	219,386	23,793	56,999	95,714	500,000
OPCo	46,761	452,187	31,365	225,728	219,458	600,000
PSO	96,034	255,611	41,971	88,805	39,876	300,000
SWEPCo	136,752	105,184	47,232	38,798	(132,473)	350,000

The maximum and minimum interest rates for funds either borrowed from or loaned to the Utility Money Pool were as follows:

	Years Ended December 31,
	2012	2011	2010
Maximum Interest Rate	0.56%	0.56%	0.55%
Minimum Interest Rate	0.39%	0.06%	0.09%

The average interest rates for funds borrowed from and loaned to the Utility Money Pool for the years ended December 31, 2012, 2011 and 2010 are summarized for all Registrant Subsidiaries in the following table:

	Average Interest Rate			Average Interest Rate
	for Funds Borrowed			for Funds Loaned
	from Utility Money Pool for			to Utility Money Pool for
	Years Ended December 31,			Years Ended December 31,
Company	2012	2011	2010	2012	2011	2010
APCo	0.47%	0.42%	0.26%	0.47%	0.32%	-%
I&M	-%	0.39%	0.43%	0.46%	0.38%	0.24%
OPCo	0.47%	0.45%	-%	0.47%	0.35%	0.22%
PSO	-%	0.41%	0.31%	0.46%	0.32%	0.17%
SWEPCo	0.53%	0.40%	0.19%	0.45%	0.33%	0.27%

Interest expense related to the Utility Money Pool is included in Interest Expense on each of the Registrant Subsidiaries' statements of income. The Registrant Subsidiaries incurred interest expense for amounts borrowed from the Utility Money Pool as follows:

	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$772	$198	$611
I&M	-	20	17
OPCo	555	12	16
PSO	11	85	102
SWEPCo	977	174	11

Interest income related to the Utility Money Pool is included in Interest Income on each of the Registrant Subsidiaries' statements of income. The Registrant Subsidiaries earned interest income for amounts advanced to the Utility Money Pool as follows:

	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$123	$313	$9
I&M	963	226	219
OPCo	1,038	820	708
PSO	435	250	19
SWEPCo	320	32	438

Short-term Debt

The Registrant Subsidiaries’ outstanding short-term debt was as follows:

		December 31,
		2012		2011
		Outstanding	Interest	Outstanding	Interest
Company	Type of Debt	Amount	Rate (a)	Amount	Rate (a)
		(in thousands)		(in thousands)
SWEPCo	Line of Credit – Sabine	$2,603	1.82%	$17,016	1.79%

(a)		Weighted average rate.

Credit Facilities

For a discussion of credit facilities, see “Letters of Credit” section of Note 4.

Sale of Receivables – AEP Credit

Under a sale of receivables arrangement, the Registrant Subsidiaries sell, without recourse, certain of their customer accounts receivable and accrued unbilled revenue balances to AEP Credit and are charged a fee based on AEP Credit's financing costs, administrative costs and uncollectible accounts experience for each Registrant Subsidiary's receivables. APCo does not have regulatory authority to sell its West Virginia accounts receivable. The costs of customer accounts receivable sold are reported in Other Operation expense on the Registrant Subsidiaries' statements of income. The Registrant Subsidiaries manage and service their customer accounts receivable sold.

In 2012, AEP Credit renewed its receivables securitization agreement. The agreement provides a commitment of $700 million from bank conduits to finance receivables from AEP Credit. A commitment of $385 million expires in June 2013 and the remaining commitment of $315 million expires in June 2015.

The amount of accounts receivable and accrued unbilled revenues under the sale of receivables agreement for each Registrant Subsidiary as of December 31, 2012 and 2011 was as follows:

	December 31,
Company	2012	2011
	(in thousands)
APCo	$153,719	$121,605
I&M	123,447	121,597
OPCo	300,675	346,695
PSO	85,530	123,172
SWEPCo	132,449	140,440

The fees paid by the Registrant Subsidiaries to AEP Credit for customer accounts receivable sold were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,883	$9,612	$9,194
I&M	6,121	6,168	6,770
OPCo	20,312	18,851	20,630
PSO	7,054	6,363	5,406
SWEPCo	6,140	5,672	5,688

The Registrant Subsidiaries' proceeds on the sale of receivables to AEP Credit were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,353,920	$1,248,253	$1,418,487
I&M	1,344,260	1,323,068	1,283,955
OPCo	2,952,723	3,461,758	3,495,609
PSO	1,157,174	1,299,190	1,196,586
SWEPCo	1,481,925	1,495,397	1,402,525

Stock-Based Compensation	12 Months Ended
Dec. 31, 2012
Stock-Based Compensation

14. STOCK-BASED COMPENSATION

As approved by shareholder vote, the Amended and Restated American Electric Power System Long-Term Incentive Plan (LTIP) authorizes the use of 20,000,000 shares of AEP common stock for various types of stock-based compensation awards, including stock options, to employees. A maximum of 10,000,000 shares may be used under this plan for full value share awards, which includes performance units, restricted shares and restricted stock units. As of December 31, 2012, 17,907,559 shares remained available for issuance under the LTIP plan. The AEP Board of Directors and shareholders last approved the LTIP in 2010. The following sections provide further information regarding each type of stock-based compensation award granted by the Human Resources Committee of the Board of Directors (HR Committee).

Stock Options

We did not grant stock options in 2012, 2011 or 2010 but we do have outstanding stock options from grants in earlier periods that were exercised in these years. The exercise price of all outstanding stock options equaled or exceeded the market price of AEP's common stock on the date of grant. All outstanding stock options were granted with a ten-year term and generally vested, subject to the participant's continued employment, in approximately equal 1/3 increments on January 1 of the year following the first, second and third anniversary of the grant date. We record compensation cost for stock options over the vesting period based on the fair value on the grant date. The LTIP does not specify a maximum contractual term for stock options.

The total intrinsic value of options exercised is as follows:

	Years Ended December 31,
Stock Options	2012	2011	2010
	(in thousands)
Intrinsic Value of Options Exercised (a)	$1,699	$1,202	$2,058

(a)	Intrinsic value is calculated as market price at exercise dates less the option exercise price.

A summary of AEP stock option transactions during the years ended December 31, 2012, 2011 and 2010 is as follows:

	2012		2011		2010
		Weighted		Weighted		Weighted
		Average		Average		Average
		Exercise		Exercise		Exercise
	Options	Price	Options	Price	Options	Price
	(in thousands)		(in thousands)		(in thousands)
Outstanding as of January 1,	321	$29.35	551	$32.88	1,089	$32.78
Granted	-	NA	-	NA	-	NA
Exercised/Converted	(128)	28.21	(104)	27.39	(448)	31.53
Forfeited/Expired	(5)	27.26	(126)	46.40	(90)	38.44
Outstanding as of December 31,	188	30.17	321	29.35	551	32.88

Options Exercisable as of December 31,	188	$30.17	321	$29.35	551	$32.88

NA Not applicable.

The following table summarizes information about AEP stock options outstanding and exercisable as of December 31, 2012:

	Number	Weighted
	of Options	Average	Weighted
2012 Range of	Outstanding	Remaining	Average	Aggregate
Exercise Prices	and Exercisable	Life	Exercise Price	Intrinsic Value
	(in thousands)	(in years)		(in thousands)
$27.95 - $30.76	188	0.99	$30.17	$2,358

We include the proceeds received from exercised stock options in common stock and paid-in capital.

Performance Units

Our performance units have a fair value upon vesting equal to the average closing market price of AEP common stock for the last 20 trading days of the performance period. The number of performance units held is multiplied by the performance score to determine the actual number of performance units realized. The performance score can range from 0% to 200% and is determined at the end of the performance period based on performance measures, which include both performance and market conditions, established for each grant at the beginning of the performance period by the HR Committee. Performance units are paid in cash, unless they are needed to satisfy a participant's stock ownership requirement. In that case, the number of units needed to satisfy the participant's largest stock ownership requirement is mandatorily deferred as AEP Career Shares until after the end of the participant's AEP career. AEP Career Shares are a form of non-qualified deferred compensation that has a value equivalent to shares of AEP common stock. AEP Career Shares are paid in cash after the participant's termination of employment. Amounts equivalent to cash dividends on both performance units and AEP Career Shares accrue as additional units. We record compensation cost for performance units over the three-year vesting period. The liability for both the performance units and AEP Career Shares, recorded in Employee Benefits and Pension Obligations on the balance sheets, is adjusted for changes in value. The fair value of performance unit awards is based on the estimated performance score and the current 20-day average closing price of AEP common stock at the date of valuation.

The HR Committee awarded performance units and reinvested dividends on outstanding performance units and AEP Career Shares for the years ended December 31, 2012, 2011 and 2010 as follows:

	Years Ended December 31,
Performance Units	2012	2011	2010
Awarded Units (in thousands)	546	7	736
Weighted Average Unit Fair Value at Grant Date	$41.38	$38.39	$35.43
Vesting Period (in years)	3	3	3

Performance Units and AEP Career Shares	Years Ended December 31,
(Reinvested Dividends Portion)	2012	2011	2010
Awarded Units (in thousands)	138	198	211
Weighted Average Grant Date Fair Value	$40.97	$37.31	$34.70
Vesting Period (in years)	(a)	(a)	(a)

 (a)       The vesting period for the reinvested dividends on performance units is equal to the remaining life of the related performance units. Dividends on AEP Career Shares vest immediately upon grant but are not paid in cash until after the participant's termination of employment.

Performance scores and final awards are determined and certified by the HR Committee in accordance with the pre-established performance measures within approximately a month after the end of the performance period. The HR Committee has discretion to reduce or eliminate the number of performance units earned but may not increase the number earned. The performance scores for all open performance periods prior to those granted in 2012 are dependent on two equally-weighted performance measures: (a) three-year total shareholder return measured relative to the electric utility and multi utility sub-industry segments of the Standard and Poor's 500 Index and (b) three-year cumulative earnings per share measured relative to an AEP Board of Directors approved target. For the performance units granted in 2012, the three-year total shareholder return peer group was changed to the S&P 500 Electric Utility Index.

The certified performance scores and units earned for the three-year period ended December 31, 2012, 2011 and 2010 were as follows:

	Years Ended December 31,
Performance Units	2012	2011	2010
Certified Performance Score	99.7%	89.8%	55.8%
Performance Units Earned	1,096,572	1,216,926	489,013
Performance Units Mandatorily Deferred as AEP Career Shares	51,056	52,639	33,501
Performance Units Voluntarily Deferred into the Incentive
Compensation Deferral Program	26,337	42,502	6,583
Performance Units to be Paid in Cash	1,019,179	1,121,785	448,929

The cash payouts for the years ended December 31, 2012, 2011 and 2010 were as follows:

	Years Ended December 31,
Performance Units and AEP Career Shares	2012	2011	2010
	(in thousands)
Cash Payouts for Performance Units	$44,968	$15,985	$18,683
Cash Payouts for AEP Career Share Distributions	11,027	2,777	3,594

Restricted Shares and Restricted Stock Units

In 2004, the independent members of the AEP Board of Directors granted 300,000 restricted shares to the then Chairman, President and CEO upon the commencement of his AEP employment. Of these restricted shares, 50,000 vested on January 1, 2005, 50,000 vested on January 1, 2006, 66,666 vested on November 30, 2009, 66,667 vested on November 30, 2010 and 66,667 vested on November 30, 2011. Compensation cost for restricted shares is measured at fair value on the grant date and recorded over the vesting period. Fair value is determined by multiplying the number of shares granted by the grant date market closing price, which was $30.76. The maximum contractual term for these restricted shares was eight years and dividends on these restricted shares were paid in cash. AEP has not granted other restricted shares.

The HR Committee also grants restricted stock units (RSUs), which generally vest, subject to the participant's continued employment, over at least three years in approximately equal annual increments. Additional RSUs granted as dividends vest on the same date as the underlying RSUs on which the dividends were awarded. Compensation cost is measured at fair value on the grant date and recorded over the vesting period. Fair value is determined by multiplying the number of units granted by the grant date market closing price. The maximum contractual term of outstanding RSUs is six years from the grant date.

In 2010, the HR Committee granted a total of 165,520 RSUs to four CEO succession candidates as a retention incentive for these candidates. These grants vest, subject to the candidates' continuous employment, in three approximately equal installments on August 3, 2013, August 3, 2014 and August 3, 2015.

The HR Committee awarded RSUs, including units awarded for dividends, for the years ended December 31, 2012, 2011 and 2010 as follows:

	Years Ended December 31,
Restricted Stock Units	2012	2011	2010
Awarded Units (in thousands)	497	121	873
Weighted Average Grant Date Fair Value	$40.69	$37.07	$35.24

The total fair value and total intrinsic value of restricted shares and restricted stock units vested during the years ended December 31, 2012, 2011 and 2010 were as follows:

	Years Ended December 31,
Restricted Shares and Restricted Stock Units	2012	2011	2010
	(in thousands)
Fair Value of Restricted Shares and Restricted Stock Units Vested	$10,608	$7,164	$6,044
Intrinsic Value of Restricted Shares and Restricted Stock Units Vested (a)	12,157	8,017	5,993

(a)	Intrinsic value is calculated as market price at exercise date.

A summary of the status of our nonvested RSUs as of December 31, 2012 and changes during the year ended December 31, 2012 are as follows:

		Weighted
		Average
		Grant Date
Nonvested Restricted Stock Units	Shares/Units	Fair Value
	(in thousands)
Nonvested as of January 1, 2012	903	$35.46
Granted	497	40.69
Vested	(306)	34.64
Forfeited	(94)	35.95
Nonvested as of December 31, 2012	1,000	38.22

The total aggregate intrinsic value of nonvested RSUs as of December 31, 2012 was $43 million and the weighted average remaining contractual life was 2.14 years.

Other Stock-Based Plans

We also have a Stock Unit Accumulation Plan for Non-employee Directors providing each non-employee director with AEP stock units as a substantial portion of their quarterly compensation for their services as a director. The number of stock units provided is based on the closing price of AEP common stock on the last trading day of the quarter for which the stock units were earned. Amounts equivalent to cash dividends on the stock units accrue as additional AEP stock units. The stock units granted to non-employee directors are fully vested upon grant date. Stock units are paid in cash upon termination of board service or up to 10 years later if the participant so elects. Cash payments for stock units are calculated based on the average closing price of AEP common stock for the last 20 trading days prior to the distribution date.

We record compensation cost for stock units when the units are awarded and adjust the liability for changes in value based on the current 20-day average closing price of AEP common stock on the valuation date.

We had no material cash payouts for stock unit distributions for the years ended December 31, 2012, 2011 and 2010.

The Board of Directors awarded stock units, including units awarded for dividends, for the years ended December 31, 2012, 2011 and 2010 as follows:

	Years Ended December 31,
Stock Unit Accumulation Plan for Non-Employee Directors	2012	2011	2010
Awarded Units (in thousands)	52	52	54
Weighted Average Grant Date Fair Value	$41.20	$37.72	$34.67

Share-based Compensation Plans

Compensation cost and the actual tax benefit realized for the tax deductions from compensation cost for share-based payment arrangements recognized in income and total compensation cost capitalized in relation to the cost of an asset for the years ended December 31, 2012, 2011 and 2010 were as follows:

	Years Ended December 31,
Share-based Compensation Plans	2012	2011	2010
	(in thousands)
Compensation Cost for Share-based Payment Arrangements (a)	$51,767	$61,807	$28,116
Actual Tax Benefit Realized	18,119	21,632	9,841
Total Compensation Cost Capitalized	10,707	11,608	4,689

(a)        Compensation cost for share-based payment arrangements is included in Other Operation and Maintenance expenses on the statements of income.

During the years ended December 31, 2012, 2011 and 2010, there were no significant modifications affecting any of our share-based payment arrangements.

As of December 31, 2012, there was $47 million of total unrecognized compensation cost related to unvested share-based compensation arrangements granted under the LTIP. Unrecognized compensation cost related to the performance units and AEP Career Shares will change as the fair value is adjusted each period and forfeitures for all award types are realized. Our unrecognized compensation cost will be recognized over a weighted-average period of 1.53 years.

Cash received from stock options exercised and actual tax benefit realized for the tax deductions from stock options exercised during the years ended December 31, 2012, 2011 and 2010 were as follows:

	Years Ended December 31,
Share-based Compensation Plans	2012	2011	2010
	(in thousands)
Cash Received from Stock Options Exercised	$3,598	$2,855	$14,134
Actual Tax Benefit Realized for the Tax Deductions from Stock Options
Exercised	618	411	706

Our practice is to use authorized but unissued shares to fulfill share commitments for stock option exercises and RSU vesting. Although we do not currently anticipate any changes to this practice, we are permitted to use treasury shares, shares acquired in the open market specifically for distribution under the LTIP or any combination thereof for this purpose. The number of new shares issued to fulfill vesting RSUs is generally reduced to offset our tax withholding obligation.

In February 2013, the HR Committee granted approximately $40 million in share-based awards. This amount will be allocated between 2013 - 2015 performance units and restricted stock units vesting over 40 months.

Related Party Transactions	12 Months Ended
Dec. 31, 2012
Appalachian Power Co [Member]
Related Party Transactions

13. RELATED PARTY TRANSACTIONS

For other related party transactions, also see “AEP System Tax Allocation Agreement” section of Note 10 in addition to “Utility Money Pool – AEP System” and “Sale of Receivables – AEP Credit” sections of Note 12.

Interconnection Agreement

APCo, I&M, KPCo, OPCo and AEPSC are parties to the Interconnection Agreement, which defines the sharing of costs and benefits associated with the respective generating plants. This sharing is based upon each AEP utility subsidiary's MLR and is calculated monthly on the basis of each AEP utility subsidiary's maximum peak demand in relation to the sum of the maximum peak demands of all four AEP utility subsidiaries during the preceding 12 months. In addition, APCo, I&M, KPCo and OPCo are parties to the AEP System Interim Allowance Agreement, which provides, among other things, for the transfer of SO2 allowances associated with the transactions under the Interconnection Agreement.

In October 2012, the AEP East Companies submitted several filings with the FERC seeking approval to fully separate OPCo's generating assets from its distribution and transmission operations. Additionally, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and to approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision from the FERC is expected in mid-2013. See "Corporate Separation and Termination of Interconnection Agreement" section of Note 2.

Power, gas and risk management activities are conducted by AEPSC and profits and losses are allocated under the SIA to members of the Interconnection Agreement, PSO and SWEPCo. Risk management activities involve the purchase and sale of electricity and gas under physical forward contracts at fixed and variable prices. In addition, the risk management of electricity, and to a lesser extent gas contracts, includes exchange traded futures and options and OTC options and swaps. The majority of these transactions represent physical forward contracts in the AEP System's traditional marketing area and are typically settled by entering into offsetting contracts. In addition, AEPSC enters into transactions for the purchase and sale of electricity and gas options, futures and swaps, and for the forward purchase and sale of electricity outside of the AEP System's traditional marketing area.

CSW Operating Agreement

PSO, SWEPCo and AEPSC are parties to a Restated and Amended Operating Agreement originally dated as of January 1, 1997 (CSW Operating Agreement), which was approved by the FERC. The CSW Operating Agreement requires PSO and SWEPCo to maintain adequate annual planning reserve margins and requires that capacity in excess of the required margins be made available for sale to other operating companies as capacity commitments. Parties are compensated for energy delivered to recipients based upon the deliverer's incremental cost plus a portion of the recipient's savings realized by the purchaser that avoids the use of more costly alternatives. Revenues and costs arising from third party sales are generally shared based on the amount of energy PSO or SWEPCo contributes that is sold to third parties.

System Integration Agreement (SIA)

The SIA provides for the integration and coordination of AEP East Companies' and AEP West Companies' zones. This includes joint dispatch of generation within the AEP System and the distribution, between the two zones, of costs and benefits associated with the transfers of power between the two zones (including sales to third parties and risk management and trading activities). The SIA is designed to function as an umbrella agreement in addition to the Interconnection Agreement and the CSW Operating Agreement, each of which controls the distribution of costs and benefits within a zone.

Power generated, allocated or provided under the Interconnection Agreement or CSW Operating Agreement to any Registrant Subsidiary is primarily sold to customers by such Registrant Subsidiary at rates approved (other than in Ohio) by the public utility commission in the jurisdiction of sale. In Ohio, such rates are based on a statutory formula as that jurisdiction transitions to the use of market rates for generation.

Under both the Interconnection Agreement and CSW Operating Agreement, power generated that is not needed to serve the native load of any Registrant Subsidiary is sold in the wholesale market by AEPSC on behalf of the generating subsidiary.

Affiliated Revenues and Purchases

The following tables show the revenues derived from sales under the Interconnection Agreement, direct sales to affiliates, net transmission agreement sales, natural gas contracts with AEPES and other revenues for the years ended December 31, 2012, 2011 and 2010:

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Sales under Interconnection Agreement	$166,733	$265,923	$643,486	$-	$-
Direct Sales to East Affiliates	124,519	-	136,142	34	142
Direct Sales to West Affiliates	314	218	454	18,861	23,695
Direct Sales to AEPEP	-	-	-	-	(583)
Transmission Agreement and Transmission
Coordination Agreement Sales	(1,289)	758	26,295	8	12,338
Natural Gas Contracts with AEPES	-	-	-	-	-
Other Revenues	27,922	1,509	40,917	3,700	1,849
Total Affiliated Revenues	$318,199	$268,408	$847,294	$22,603	$37,441

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Sales under Interconnection Agreement	$186,788	$308,336	$823,703	$-	$-
Direct Sales to East Affiliates	126,737	-	115,120	124	3,535
Direct Sales to West Affiliates	1,492	908	1,936	10,624	43,714
Direct Sales to AEPEP	-	-	-	-	(637)
Transmission Agreement and Transmission
Coordination Agreement Sales	2,348	9,379	3,375	111	8,962
Natural Gas Contracts with AEPES	154	92	196	3	4
Other Revenues	42,283	1,469	33,669	3,330	2,037
Total Affiliated Revenues	$359,802	$320,184	$977,999	$14,192	$57,615

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Sales under Interconnection Agreement	$158,873	$327,992	$839,441	$-	$-
Direct Sales to East Affiliates	123,832	-	115,406	1,210	1,248
Direct Sales to West Affiliates	3,471	1,931	4,125	19,629	39,851
Direct Sales to AEPEP	-	-	-	-	(286)
Direct Sales to Transmission Companies	44	1,848	236	30	1
Natural Gas Contracts with AEPES	(2,171)	(1,087)	(2,330)	2	3
Other Revenues	32,158	267	34,407	2,657	11,053
Total Affiliated Revenues	$316,207	$330,951	$991,285	$23,528	$51,870

The following tables show the purchased power expenses incurred for purchases under the Interconnection Agreement and affiliates for the years ended December 31, 2012, 2011 and 2010:

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Purchases under Interconnection Agreement	$661,185	$147,502	$174,240	$-	$-
Direct Purchases from East Affiliates	-	-	-	683	368
Direct Purchases from West Affiliates	53	36	75	23,695	18,861
Purchases from AEGCo	-	238,866	203,583	-	-
Gas Purchases from AEPES	-	-	2,808	-	-
Total Affiliated Purchases	$661,238	$386,404	$380,706	$24,378	$19,229

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Purchases under Interconnection Agreement	$818,943	$124,598	$326,871	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,378	1,184
Direct Purchases from West Affiliates	239	147	312	43,714	10,624
Purchases from AEGCo	-	228,739	185,741	-	-
Gas Purchases from AEPES	-	-	2,689	-	-
Total Affiliated Purchases	$819,182	$353,484	$515,613	$50,092	$11,808

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Purchases under Interconnection Agreement	$916,791	$91,129	$268,964	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,162	4,078
Direct Purchases from West Affiliates	825	466	996	39,851	19,629
Direct Purchases from AEGCo	-	235,740	113,801	-	-
Gas Purchases from AEPES	-	-	2,857	-	-
Total Affiliated Purchases	$917,616	$327,335	$386,618	$46,013	$23,707

The above summarized related party revenues and expenses are reported in Sales to AEP Affiliates and Purchased Electricity from AEP Affiliates on the Registrant Subsidiaries' statements of income. Since the Registrant Subsidiaries are included in AEP's consolidated results, the above summarized related party transactions are eliminated in total in AEP's consolidated revenues and expenses.

System Transmission Integration Agreement

AEP's System Transmission Integration Agreement provides for the integration and coordination of the planning, operation and maintenance of the transmission facilities of AEP East Companies' and AEP West Companies' zones. Similar to the SIA, the System Transmission Integration Agreement functions as an umbrella agreement in addition to the Transmission Agreement (TA) and the Transmission Coordination Agreement (TCA). The System Transmission Integration Agreement contains two service schedules that govern:

  The allocation of transmission costs and revenues.
  The allocation of third-party transmission costs and revenues and AEP System dispatch costs.

The System Transmission Integration Agreement anticipates that additional service schedules may be added as circumstances warrant.

APCo, I&M, KPCo and OPCo are parties to the TA, dated April 1, 1984, as amended, defining how they share the costs associated with their relative ownership of the extra-high-voltage transmission system (facilities rated 345 kV and above) and certain facilities operated at lower voltages (138 kV and above). This sharing was based upon each company's MLR until the FERC approved a new TA effective November 2010. The new TA will be phased-in for retail rates, added KGPCo and WPCo as parties to the agreement and changed the allocation method.

The following table shows the net charges recorded by the Registrant Subsidiaries for the years ended December 31, 2012 and 2011 related to the new TA:

	Years Ended December 31,
Company	2012	2011
	(in thousands)
APCo	$20,264	$4,608
I&M	5,689	1,538
OPCo	6,090	17,186

The charges shown above are recorded in Other Operation expenses on the statements of income.

The following table shows the net charges (credits) allocated among the Registrant Subsidiaries for the year ended December 31, 2010 related to the original TA:

Year Ended
Company	December 31, 2010
(in thousands)
APCo	$(16,079)
I&M	(25,188)
OPCo	49,281

The net charges (credits) shown above are recorded in Other Operation expenses on the statements of income.

PSO, SWEPCo and AEPSC are parties to the TCA, dated January 1, 1997, revised 1999 and 2011, as restated and amended, by and among PSO, SWEPCo and AEPSC, in connection with the operation of the transmission assets of the two AEP utility subsidiaries. The TCA has been approved by the FERC and establishes a coordinating committee, which is charged with overseeing the coordinated planning of the transmission facilities of the parties to the agreement. This includes the performance of transmission planning studies, the interaction of such companies with independent system operators (ISO) and other regional bodies interested in transmission planning and compliance with the terms of the OATT filed with the FERC and the rules of the FERC relating to such a tariff.

Cook Coal Terminal

Cook Coal Terminal, a division of OPCo, performs coal transloading services at cost for APCo and I&M. OPCo included revenues for these services in Other Revenues – Affiliated and expenses in Other Operation expenses on the statements of income. The coal transloading expenses in 2012, 2011 and 2010 were as follows:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$942	$31	$-
I&M	32,639	21,852	17,208

APCo and I&M recorded the cost of transloading services in Fuel on the balance sheets.

Cook Coal Terminal also performs railcar maintenance services at cost for APCo, I&M, PSO and SWEPCo. OPCo included revenues for these services in Sales to AEP Affiliates and expenses in Other Operation expenses on the statements of income. The railcar maintenance revenues in 2012, 2011 and 2010 were as follows:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$88	$9	$7
I&M	3,343	3,012	1,870
PSO	281	542	522
SWEPCo	2,102	2,348	1,044

APCo, I&M, PSO and SWEPCo recorded the cost of the railcar maintenance services in Fuel on the balance sheets.

I&M Barging, Urea Transloading and Other Services

I&M provides barging, urea transloading and other transportation services to affiliates. Urea is a chemical used to control NOx emissions at certain generation plants in the AEP System. I&M recorded revenues from barging, transloading and other services in Other Revenues – Affiliated on the statements of income. The affiliated companies recorded these costs paid to I&M as fuel expenses or other operation expenses. The amounts of affiliated expenses were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$19,961	$15,460	$12,548
APCo	34,725	27,455	28,241
KPCo	74	122	133
OPCo	39,956	36,980	44,160
AEP River Operations LLC – (Nonutility
Subsidiary of AEP)	20,917	25,356	20,729

Central Machine Shop

APCo operates a facility which repairs and rebuilds specialized components for the generation plants across the AEP System. APCo defers the cost of performing these services on the balance sheet, then transfers the cost to the affiliate for reimbursement. The AEP subsidiaries recorded these billings as capital or maintenance expenses depending on the nature of the services received. These billings are recoverable from customers. The following table provides the amounts billed by APCo to the following affiliates:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$80	$102	$180
I&M	1,280	2,157	2,112
KPCo	277	298	368
OPCo	3,838	3,684	3,665
PSO	1,198	53	412
SWEPCo	145	946	560

Affiliate Coal Purchases

In 2008, OPCo entered into contracts to sell excess coal purchases to certain AEP subsidiaries through 2010. These purchases are reflected in Sales to AEP Affiliates on the statements of income. The following table shows the realized and unrealized amounts recorded for the year ended December 31, 2010:

Year Ended
Company	December 31, 2010
(in thousands)
APCo	$2,830
I&M	1,383
KPCo	837
PSO	796
SWEPCo	1,526

Affiliate Railcar Agreement

Certain AEP subsidiaries have an agreement providing for the use of each other's leased or owned railcars when available. The agreement specifies that the company using the railcar will be billed, at cost, by the company furnishing the railcar. The AEP subsidiaries recorded these costs or reimbursements as costs or reduction of costs, respectively, in Fuel on the balance sheets and such costs are recoverable from customers. The following tables show the net effect of the railcar agreement on the balance sheets:

December 31, 2012
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$2	$1,960	$-	$2
I&M	148	-	889	48	843
KPCo	98	-	41	-	-
OPCo	854	170	-	5	99
PSO	204	322	74	-	176
SWEPCo	543	1,468	321	21	-

December 31, 2011
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$-	$1,373	$-	$-
I&M	91	-	1,190	80	787
KPCo	289	-	355	-	-
OPCo	840	170	-	8	66
PSO	289	842	234	-	382
SWEPCo	12	2,662	605	91	-

OVEC

AEP, OPCo and several nonaffiliated utility companies jointly own OVEC. As of December 31, 2012, AEP's and OPCo's ownership and investment in OVEC were as follows:

	December 31, 2012
Company	Ownership	Investment

		(in thousands)
AEP	39.17%	$3,978
OPCo	4.30%	430
Total	43.47%	$4,408

OVEC's owners, along with APCo and I&M, are members to an intercompany power agreement. Participants of this agreement are entitled to receive and obligated to pay for all OVEC generating capacity, approximately 2,200 MWs, in proportion to their respective power participation ratios. The aggregate power participation ratio of certain AEP utility subsidiaries, including APCo, I&M and OPCo, is 43.47%. The proceeds from the sale of power by OVEC are designed to be sufficient for OVEC to meet its operating expenses and fixed costs and provide a return on capital. In 2011, the intercompany power agreement was extended until June 2040.

AEP, OPCo and other nonaffiliated owners authorized environmental investments related to their ownership interests and OVEC's Board of Directors authorized capital expenditures totaling $1.4 billion in connection with the engineering and construction of FGD projects and the associated waste disposal landfills at OVEC's two generating plants. As of December 31, 2012, OVEC completed financing of $1.4 billion required for these environmental projects through debt issuances. As of December 31, 2012, one plant was operating with new environmental controls and the other plant is scheduled to be operational with new environmental controls during the second quarter of 2013.

Purchased Power from OVEC

The amounts of power purchased by the Registrant Subsidiaries from OVEC for the years ended December 31, 2012, 2011 and 2010 were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$98,417	$114,311	$105,307
I&M	49,239	57,192	52,687
OPCo	125,013	145,207	133,776

The amounts shown above are recoverable from customers and are included in Purchased Electricity for Resale on the statements of income.

Purchases from OVEC under the Interconnection Agreement

In 2011, the parties to the Interconnection Agreement purchased power from OVEC to serve off-system sales and retail sales. These purchases are reported in Purchased Electricity for Resale on the statements of income. The following table shows the amounts recorded for the year ended December 31, 2011:

Year Ended
Company	December 31, 2011
(in thousands)
APCo	$21,110
I&M	12,942
OPCo	27,566

In January 2010, the parties to the Interconnection Agreement purchased power from OVEC to serve off-system sales and retail sales through June 2010. Purchases serving off-system sales are reported net as a reduction in Electric Generation, Transmission and Distribution revenues and purchases serving retail sales are reported in Purchased Electricity for Resale on the statements of income. The following table shows the amounts recorded for the year ended December 31, 2010:

	Year Ended December 31, 2010
	Reported in	Reported in
Company	Revenues	Expenses

	(in thousands)
APCo	$6,631	$3,635
I&M	3,721	1,980
OPCo	7,937	4,231

Sales and Purchases of Property

Certain AEP subsidiaries had affiliated sales and purchases of electric property individually amounting to $100 thousand or more, sales and purchases of meters and transformers, and sales and purchases of transmission property. There were no gains or losses recorded on the transactions. The following tables show the sales and purchases, that were recorded at net book value, for the years ended December 31, 2012, 2011 and 2010:

Sales
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,643	$3,978	$2,004
I&M	3,296	441	1,842
OPCo	4,163	12,113	8,919
PSO	1,782	442	2,156
SWEPCo	1,731	650	5,233

Purchases
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$2,522	$2,312	$4,732
I&M	285	3,678	4,117
OPCo	10,608	3,045	1,652
PSO	1,867	475	5,146
SWEPCo	7,266	2,993	2,612

The amounts above are recorded in Property, Plant and Equipment on the balance sheets.

Intercompany Billings

The Registrant Subsidiaries and other AEP subsidiaries perform certain utility services for each other when necessary or practical. The costs of these services are billed on a direct-charge basis, whenever possible, or on reasonable basis of proration for services that benefit multiple companies. The billings for services are made at cost and include no compensation for the use of equity capital.

Indiana Michigan Power Co [Member]
Related Party Transactions

13. RELATED PARTY TRANSACTIONS

For other related party transactions, also see “AEP System Tax Allocation Agreement” section of Note 10 in addition to “Utility Money Pool – AEP System” and “Sale of Receivables – AEP Credit” sections of Note 12.

Interconnection Agreement

APCo, I&M, KPCo, OPCo and AEPSC are parties to the Interconnection Agreement, which defines the sharing of costs and benefits associated with the respective generating plants. This sharing is based upon each AEP utility subsidiary's MLR and is calculated monthly on the basis of each AEP utility subsidiary's maximum peak demand in relation to the sum of the maximum peak demands of all four AEP utility subsidiaries during the preceding 12 months. In addition, APCo, I&M, KPCo and OPCo are parties to the AEP System Interim Allowance Agreement, which provides, among other things, for the transfer of SO2 allowances associated with the transactions under the Interconnection Agreement.

In October 2012, the AEP East Companies submitted several filings with the FERC seeking approval to fully separate OPCo's generating assets from its distribution and transmission operations. Additionally, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and to approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision from the FERC is expected in mid-2013. See "Corporate Separation and Termination of Interconnection Agreement" section of Note 2.

Power, gas and risk management activities are conducted by AEPSC and profits and losses are allocated under the SIA to members of the Interconnection Agreement, PSO and SWEPCo. Risk management activities involve the purchase and sale of electricity and gas under physical forward contracts at fixed and variable prices. In addition, the risk management of electricity, and to a lesser extent gas contracts, includes exchange traded futures and options and OTC options and swaps. The majority of these transactions represent physical forward contracts in the AEP System's traditional marketing area and are typically settled by entering into offsetting contracts. In addition, AEPSC enters into transactions for the purchase and sale of electricity and gas options, futures and swaps, and for the forward purchase and sale of electricity outside of the AEP System's traditional marketing area.

CSW Operating Agreement

PSO, SWEPCo and AEPSC are parties to a Restated and Amended Operating Agreement originally dated as of January 1, 1997 (CSW Operating Agreement), which was approved by the FERC. The CSW Operating Agreement requires PSO and SWEPCo to maintain adequate annual planning reserve margins and requires that capacity in excess of the required margins be made available for sale to other operating companies as capacity commitments. Parties are compensated for energy delivered to recipients based upon the deliverer's incremental cost plus a portion of the recipient's savings realized by the purchaser that avoids the use of more costly alternatives. Revenues and costs arising from third party sales are generally shared based on the amount of energy PSO or SWEPCo contributes that is sold to third parties.

System Integration Agreement (SIA)

The SIA provides for the integration and coordination of AEP East Companies' and AEP West Companies' zones. This includes joint dispatch of generation within the AEP System and the distribution, between the two zones, of costs and benefits associated with the transfers of power between the two zones (including sales to third parties and risk management and trading activities). The SIA is designed to function as an umbrella agreement in addition to the Interconnection Agreement and the CSW Operating Agreement, each of which controls the distribution of costs and benefits within a zone.

Power generated, allocated or provided under the Interconnection Agreement or CSW Operating Agreement to any Registrant Subsidiary is primarily sold to customers by such Registrant Subsidiary at rates approved (other than in Ohio) by the public utility commission in the jurisdiction of sale. In Ohio, such rates are based on a statutory formula as that jurisdiction transitions to the use of market rates for generation.

Under both the Interconnection Agreement and CSW Operating Agreement, power generated that is not needed to serve the native load of any Registrant Subsidiary is sold in the wholesale market by AEPSC on behalf of the generating subsidiary.

Affiliated Revenues and Purchases

The following tables show the revenues derived from sales under the Interconnection Agreement, direct sales to affiliates, net transmission agreement sales, natural gas contracts with AEPES and other revenues for the years ended December 31, 2012, 2011 and 2010:

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Sales under Interconnection Agreement	$166,733	$265,923	$643,486	$-	$-
Direct Sales to East Affiliates	124,519	-	136,142	34	142
Direct Sales to West Affiliates	314	218	454	18,861	23,695
Direct Sales to AEPEP	-	-	-	-	(583)
Transmission Agreement and Transmission
Coordination Agreement Sales	(1,289)	758	26,295	8	12,338
Natural Gas Contracts with AEPES	-	-	-	-	-
Other Revenues	27,922	1,509	40,917	3,700	1,849
Total Affiliated Revenues	$318,199	$268,408	$847,294	$22,603	$37,441

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Sales under Interconnection Agreement	$186,788	$308,336	$823,703	$-	$-
Direct Sales to East Affiliates	126,737	-	115,120	124	3,535
Direct Sales to West Affiliates	1,492	908	1,936	10,624	43,714
Direct Sales to AEPEP	-	-	-	-	(637)
Transmission Agreement and Transmission
Coordination Agreement Sales	2,348	9,379	3,375	111	8,962
Natural Gas Contracts with AEPES	154	92	196	3	4
Other Revenues	42,283	1,469	33,669	3,330	2,037
Total Affiliated Revenues	$359,802	$320,184	$977,999	$14,192	$57,615

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Sales under Interconnection Agreement	$158,873	$327,992	$839,441	$-	$-
Direct Sales to East Affiliates	123,832	-	115,406	1,210	1,248
Direct Sales to West Affiliates	3,471	1,931	4,125	19,629	39,851
Direct Sales to AEPEP	-	-	-	-	(286)
Direct Sales to Transmission Companies	44	1,848	236	30	1
Natural Gas Contracts with AEPES	(2,171)	(1,087)	(2,330)	2	3
Other Revenues	32,158	267	34,407	2,657	11,053
Total Affiliated Revenues	$316,207	$330,951	$991,285	$23,528	$51,870

The following tables show the purchased power expenses incurred for purchases under the Interconnection Agreement and affiliates for the years ended December 31, 2012, 2011 and 2010:

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Purchases under Interconnection Agreement	$661,185	$147,502	$174,240	$-	$-
Direct Purchases from East Affiliates	-	-	-	683	368
Direct Purchases from West Affiliates	53	36	75	23,695	18,861
Purchases from AEGCo	-	238,866	203,583	-	-
Gas Purchases from AEPES	-	-	2,808	-	-
Total Affiliated Purchases	$661,238	$386,404	$380,706	$24,378	$19,229

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Purchases under Interconnection Agreement	$818,943	$124,598	$326,871	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,378	1,184
Direct Purchases from West Affiliates	239	147	312	43,714	10,624
Purchases from AEGCo	-	228,739	185,741	-	-
Gas Purchases from AEPES	-	-	2,689	-	-
Total Affiliated Purchases	$819,182	$353,484	$515,613	$50,092	$11,808

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Purchases under Interconnection Agreement	$916,791	$91,129	$268,964	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,162	4,078
Direct Purchases from West Affiliates	825	466	996	39,851	19,629
Direct Purchases from AEGCo	-	235,740	113,801	-	-
Gas Purchases from AEPES	-	-	2,857	-	-
Total Affiliated Purchases	$917,616	$327,335	$386,618	$46,013	$23,707

The above summarized related party revenues and expenses are reported in Sales to AEP Affiliates and Purchased Electricity from AEP Affiliates on the Registrant Subsidiaries' statements of income. Since the Registrant Subsidiaries are included in AEP's consolidated results, the above summarized related party transactions are eliminated in total in AEP's consolidated revenues and expenses.

System Transmission Integration Agreement

AEP's System Transmission Integration Agreement provides for the integration and coordination of the planning, operation and maintenance of the transmission facilities of AEP East Companies' and AEP West Companies' zones. Similar to the SIA, the System Transmission Integration Agreement functions as an umbrella agreement in addition to the Transmission Agreement (TA) and the Transmission Coordination Agreement (TCA). The System Transmission Integration Agreement contains two service schedules that govern:

  The allocation of transmission costs and revenues.
  The allocation of third-party transmission costs and revenues and AEP System dispatch costs.

The System Transmission Integration Agreement anticipates that additional service schedules may be added as circumstances warrant.

APCo, I&M, KPCo and OPCo are parties to the TA, dated April 1, 1984, as amended, defining how they share the costs associated with their relative ownership of the extra-high-voltage transmission system (facilities rated 345 kV and above) and certain facilities operated at lower voltages (138 kV and above). This sharing was based upon each company's MLR until the FERC approved a new TA effective November 2010. The new TA will be phased-in for retail rates, added KGPCo and WPCo as parties to the agreement and changed the allocation method.

The following table shows the net charges recorded by the Registrant Subsidiaries for the years ended December 31, 2012 and 2011 related to the new TA:

	Years Ended December 31,
Company	2012	2011
	(in thousands)
APCo	$20,264	$4,608
I&M	5,689	1,538
OPCo	6,090	17,186

The charges shown above are recorded in Other Operation expenses on the statements of income.

The following table shows the net charges (credits) allocated among the Registrant Subsidiaries for the year ended December 31, 2010 related to the original TA:

Year Ended
Company	December 31, 2010
(in thousands)
APCo	$(16,079)
I&M	(25,188)
OPCo	49,281

The net charges (credits) shown above are recorded in Other Operation expenses on the statements of income.

PSO, SWEPCo and AEPSC are parties to the TCA, dated January 1, 1997, revised 1999 and 2011, as restated and amended, by and among PSO, SWEPCo and AEPSC, in connection with the operation of the transmission assets of the two AEP utility subsidiaries. The TCA has been approved by the FERC and establishes a coordinating committee, which is charged with overseeing the coordinated planning of the transmission facilities of the parties to the agreement. This includes the performance of transmission planning studies, the interaction of such companies with independent system operators (ISO) and other regional bodies interested in transmission planning and compliance with the terms of the OATT filed with the FERC and the rules of the FERC relating to such a tariff.

Unit Power Agreements (UPA)

UPA between AEGCo and I&M

A UPA between AEGCo and I&M (the I&M Power Agreement) provides for the sale by AEGCo to I&M of all the power (and the energy associated therewith) available to AEGCo at the Rockport Plant unless it is sold to another utility. Subsequently, I&M assigns 30% of the power to KPCo. See the "UPA between AEGCo and KPCo" section below. I&M is obligated, whether or not power is available from AEGCo, to pay as a demand charge for the right to receive such power (and as an energy charge for any associated energy taken by I&M) net of amounts received by AEGCo from any other sources, sufficient to enable AEGCo to pay all its operating and other expenses, including a rate of return on the common equity of AEGCo as approved by the FERC. The I&M Power Agreement will continue in effect until the expiration of the lease term of Unit 2 of the Rockport Plant unless extended in specified circumstances.

UPA between AEGCo and KPCo

Pursuant to an assignment between I&M and KPCo and a UPA between KPCo and AEGCo, AEGCo sells KPCo 30% of the power (and the energy associated therewith) available to AEGCo from both units of the Rockport Plant. KPCo pays to AEGCo in consideration for the right to receive such power the same amounts which I&M would have paid AEGCo under the terms of the I&M Power Agreement for such entitlement. The KPCo UPA ends in December 2022.

Cook Coal Terminal

Cook Coal Terminal, a division of OPCo, performs coal transloading services at cost for APCo and I&M. OPCo included revenues for these services in Other Revenues – Affiliated and expenses in Other Operation expenses on the statements of income. The coal transloading expenses in 2012, 2011 and 2010 were as follows:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$942	$31	$-
I&M	32,639	21,852	17,208

APCo and I&M recorded the cost of transloading services in Fuel on the balance sheets.

Cook Coal Terminal also performs railcar maintenance services at cost for APCo, I&M, PSO and SWEPCo. OPCo included revenues for these services in Sales to AEP Affiliates and expenses in Other Operation expenses on the statements of income. The railcar maintenance revenues in 2012, 2011 and 2010 were as follows:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$88	$9	$7
I&M	3,343	3,012	1,870
PSO	281	542	522
SWEPCo	2,102	2,348	1,044

APCo, I&M, PSO and SWEPCo recorded the cost of the railcar maintenance services in Fuel on the balance sheets.

SWEPCo Railcar Facility

SWEPCo operates a railcar maintenance facility in Alliance, Nebraska. The facility performs maintenance on its own railcars as well as railcars belonging to I&M, PSO and third parties. SWEPCo billed I&M $1.6 million and $2.9 million for railcar services provided in 2012 and 2011, respectively, and billed PSO $232 thousand and $287 thousand in 2012 and 2011, respectively. These billings for SWEPCo, and costs for I&M and PSO, are recorded in Fuel on the balance sheets.

I&M Barging, Urea Transloading and Other Services

I&M provides barging, urea transloading and other transportation services to affiliates. Urea is a chemical used to control NOx emissions at certain generation plants in the AEP System. I&M recorded revenues from barging, transloading and other services in Other Revenues – Affiliated on the statements of income. The affiliated companies recorded these costs paid to I&M as fuel expenses or other operation expenses. The amounts of affiliated expenses were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$19,961	$15,460	$12,548
APCo	34,725	27,455	28,241
KPCo	74	122	133
OPCo	39,956	36,980	44,160
AEP River Operations LLC – (Nonutility
Subsidiary of AEP)	20,917	25,356	20,729

Services Provided by AEP River Operations LLC

AEP River Operations LLC provides services for barge towing, chartering and general and administrative expenses to I&M. The costs are recorded by I&M as Other Operation expenses. For the years ended December 31, 2012, 2011 and 2010, I&M recorded expenses of $24 million, $24 million and $28 million, respectively, for these activities.

Central Machine Shop

APCo operates a facility which repairs and rebuilds specialized components for the generation plants across the AEP System. APCo defers the cost of performing these services on the balance sheet, then transfers the cost to the affiliate for reimbursement. The AEP subsidiaries recorded these billings as capital or maintenance expenses depending on the nature of the services received. These billings are recoverable from customers. The following table provides the amounts billed by APCo to the following affiliates:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$80	$102	$180
I&M	1,280	2,157	2,112
KPCo	277	298	368
OPCo	3,838	3,684	3,665
PSO	1,198	53	412
SWEPCo	145	946	560

Affiliate Coal Purchases

In 2008, OPCo entered into contracts to sell excess coal purchases to certain AEP subsidiaries through 2010. These purchases are reflected in Sales to AEP Affiliates on the statements of income. The following table shows the realized and unrealized amounts recorded for the year ended December 31, 2010:

Year Ended
Company	December 31, 2010
(in thousands)
APCo	$2,830
I&M	1,383
KPCo	837
PSO	796
SWEPCo	1,526

Affiliate Railcar Agreement

Certain AEP subsidiaries have an agreement providing for the use of each other's leased or owned railcars when available. The agreement specifies that the company using the railcar will be billed, at cost, by the company furnishing the railcar. The AEP subsidiaries recorded these costs or reimbursements as costs or reduction of costs, respectively, in Fuel on the balance sheets and such costs are recoverable from customers. The following tables show the net effect of the railcar agreement on the balance sheets:

December 31, 2012
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$2	$1,960	$-	$2
I&M	148	-	889	48	843
KPCo	98	-	41	-	-
OPCo	854	170	-	5	99
PSO	204	322	74	-	176
SWEPCo	543	1,468	321	21	-

December 31, 2011
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$-	$1,373	$-	$-
I&M	91	-	1,190	80	787
KPCo	289	-	355	-	-
OPCo	840	170	-	8	66
PSO	289	842	234	-	382
SWEPCo	12	2,662	605	91	-

OVEC

AEP, OPCo and several nonaffiliated utility companies jointly own OVEC. As of December 31, 2012, AEP's and OPCo's ownership and investment in OVEC were as follows:

	December 31, 2012
Company	Ownership	Investment

		(in thousands)
AEP	39.17%	$3,978
OPCo	4.30%	430
Total	43.47%	$4,408

OVEC's owners, along with APCo and I&M, are members to an intercompany power agreement. Participants of this agreement are entitled to receive and obligated to pay for all OVEC generating capacity, approximately 2,200 MWs, in proportion to their respective power participation ratios. The aggregate power participation ratio of certain AEP utility subsidiaries, including APCo, I&M and OPCo, is 43.47%. The proceeds from the sale of power by OVEC are designed to be sufficient for OVEC to meet its operating expenses and fixed costs and provide a return on capital. In 2011, the intercompany power agreement was extended until June 2040.

AEP, OPCo and other nonaffiliated owners authorized environmental investments related to their ownership interests and OVEC's Board of Directors authorized capital expenditures totaling $1.4 billion in connection with the engineering and construction of FGD projects and the associated waste disposal landfills at OVEC's two generating plants. As of December 31, 2012, OVEC completed financing of $1.4 billion required for these environmental projects through debt issuances. As of December 31, 2012, one plant was operating with new environmental controls and the other plant is scheduled to be operational with new environmental controls during the second quarter of 2013.

Purchased Power from OVEC

The amounts of power purchased by the Registrant Subsidiaries from OVEC for the years ended December 31, 2012, 2011 and 2010 were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$98,417	$114,311	$105,307
I&M	49,239	57,192	52,687
OPCo	125,013	145,207	133,776

The amounts shown above are recoverable from customers and are included in Purchased Electricity for Resale on the statements of income.

Purchases from OVEC under the Interconnection Agreement

In 2011, the parties to the Interconnection Agreement purchased power from OVEC to serve off-system sales and retail sales. These purchases are reported in Purchased Electricity for Resale on the statements of income. The following table shows the amounts recorded for the year ended December 31, 2011:

Year Ended
Company	December 31, 2011
(in thousands)
APCo	$21,110
I&M	12,942
OPCo	27,566

In January 2010, the parties to the Interconnection Agreement purchased power from OVEC to serve off-system sales and retail sales through June 2010. Purchases serving off-system sales are reported net as a reduction in Electric Generation, Transmission and Distribution revenues and purchases serving retail sales are reported in Purchased Electricity for Resale on the statements of income. The following table shows the amounts recorded for the year ended December 31, 2010:

	Year Ended December 31, 2010
	Reported in	Reported in
Company	Revenues	Expenses

	(in thousands)
APCo	$6,631	$3,635
I&M	3,721	1,980
OPCo	7,937	4,231

Sales and Purchases of Property

Certain AEP subsidiaries had affiliated sales and purchases of electric property individually amounting to $100 thousand or more, sales and purchases of meters and transformers, and sales and purchases of transmission property. There were no gains or losses recorded on the transactions. The following tables show the sales and purchases, that were recorded at net book value, for the years ended December 31, 2012, 2011 and 2010:

Sales
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,643	$3,978	$2,004
I&M	3,296	441	1,842
OPCo	4,163	12,113	8,919
PSO	1,782	442	2,156
SWEPCo	1,731	650	5,233

Purchases
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$2,522	$2,312	$4,732
I&M	285	3,678	4,117
OPCo	10,608	3,045	1,652
PSO	1,867	475	5,146
SWEPCo	7,266	2,993	2,612

The amounts above are recorded in Property, Plant and Equipment on the balance sheets.

Intercompany Billings

The Registrant Subsidiaries and other AEP subsidiaries perform certain utility services for each other when necessary or practical. The costs of these services are billed on a direct-charge basis, whenever possible, or on reasonable basis of proration for services that benefit multiple companies. The billings for services are made at cost and include no compensation for the use of equity capital.

Ohio Power Co [Member]
Related Party Transactions

13. RELATED PARTY TRANSACTIONS

For other related party transactions, also see “AEP System Tax Allocation Agreement” section of Note 10 in addition to “Utility Money Pool – AEP System” and “Sale of Receivables – AEP Credit” sections of Note 12.

Interconnection Agreement

APCo, I&M, KPCo, OPCo and AEPSC are parties to the Interconnection Agreement, which defines the sharing of costs and benefits associated with the respective generating plants. This sharing is based upon each AEP utility subsidiary's MLR and is calculated monthly on the basis of each AEP utility subsidiary's maximum peak demand in relation to the sum of the maximum peak demands of all four AEP utility subsidiaries during the preceding 12 months. In addition, APCo, I&M, KPCo and OPCo are parties to the AEP System Interim Allowance Agreement, which provides, among other things, for the transfer of SO2 allowances associated with the transactions under the Interconnection Agreement.

In October 2012, the AEP East Companies submitted several filings with the FERC seeking approval to fully separate OPCo's generating assets from its distribution and transmission operations. Additionally, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and to approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision from the FERC is expected in mid-2013. See "Corporate Separation and Termination of Interconnection Agreement" section of Note 2.

Power, gas and risk management activities are conducted by AEPSC and profits and losses are allocated under the SIA to members of the Interconnection Agreement, PSO and SWEPCo. Risk management activities involve the purchase and sale of electricity and gas under physical forward contracts at fixed and variable prices. In addition, the risk management of electricity, and to a lesser extent gas contracts, includes exchange traded futures and options and OTC options and swaps. The majority of these transactions represent physical forward contracts in the AEP System's traditional marketing area and are typically settled by entering into offsetting contracts. In addition, AEPSC enters into transactions for the purchase and sale of electricity and gas options, futures and swaps, and for the forward purchase and sale of electricity outside of the AEP System's traditional marketing area.

CSW Operating Agreement

PSO, SWEPCo and AEPSC are parties to a Restated and Amended Operating Agreement originally dated as of January 1, 1997 (CSW Operating Agreement), which was approved by the FERC. The CSW Operating Agreement requires PSO and SWEPCo to maintain adequate annual planning reserve margins and requires that capacity in excess of the required margins be made available for sale to other operating companies as capacity commitments. Parties are compensated for energy delivered to recipients based upon the deliverer's incremental cost plus a portion of the recipient's savings realized by the purchaser that avoids the use of more costly alternatives. Revenues and costs arising from third party sales are generally shared based on the amount of energy PSO or SWEPCo contributes that is sold to third parties.

System Integration Agreement (SIA)

The SIA provides for the integration and coordination of AEP East Companies' and AEP West Companies' zones. This includes joint dispatch of generation within the AEP System and the distribution, between the two zones, of costs and benefits associated with the transfers of power between the two zones (including sales to third parties and risk management and trading activities). The SIA is designed to function as an umbrella agreement in addition to the Interconnection Agreement and the CSW Operating Agreement, each of which controls the distribution of costs and benefits within a zone.

Power generated, allocated or provided under the Interconnection Agreement or CSW Operating Agreement to any Registrant Subsidiary is primarily sold to customers by such Registrant Subsidiary at rates approved (other than in Ohio) by the public utility commission in the jurisdiction of sale. In Ohio, such rates are based on a statutory formula as that jurisdiction transitions to the use of market rates for generation.

Under both the Interconnection Agreement and CSW Operating Agreement, power generated that is not needed to serve the native load of any Registrant Subsidiary is sold in the wholesale market by AEPSC on behalf of the generating subsidiary.

Affiliated Revenues and Purchases

The following tables show the revenues derived from sales under the Interconnection Agreement, direct sales to affiliates, net transmission agreement sales, natural gas contracts with AEPES and other revenues for the years ended December 31, 2012, 2011 and 2010:

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Sales under Interconnection Agreement	$166,733	$265,923	$643,486	$-	$-
Direct Sales to East Affiliates	124,519	-	136,142	34	142
Direct Sales to West Affiliates	314	218	454	18,861	23,695
Direct Sales to AEPEP	-	-	-	-	(583)
Transmission Agreement and Transmission
Coordination Agreement Sales	(1,289)	758	26,295	8	12,338
Natural Gas Contracts with AEPES	-	-	-	-	-
Other Revenues	27,922	1,509	40,917	3,700	1,849
Total Affiliated Revenues	$318,199	$268,408	$847,294	$22,603	$37,441

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Sales under Interconnection Agreement	$186,788	$308,336	$823,703	$-	$-
Direct Sales to East Affiliates	126,737	-	115,120	124	3,535
Direct Sales to West Affiliates	1,492	908	1,936	10,624	43,714
Direct Sales to AEPEP	-	-	-	-	(637)
Transmission Agreement and Transmission
Coordination Agreement Sales	2,348	9,379	3,375	111	8,962
Natural Gas Contracts with AEPES	154	92	196	3	4
Other Revenues	42,283	1,469	33,669	3,330	2,037
Total Affiliated Revenues	$359,802	$320,184	$977,999	$14,192	$57,615

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Sales under Interconnection Agreement	$158,873	$327,992	$839,441	$-	$-
Direct Sales to East Affiliates	123,832	-	115,406	1,210	1,248
Direct Sales to West Affiliates	3,471	1,931	4,125	19,629	39,851
Direct Sales to AEPEP	-	-	-	-	(286)
Direct Sales to Transmission Companies	44	1,848	236	30	1
Natural Gas Contracts with AEPES	(2,171)	(1,087)	(2,330)	2	3
Other Revenues	32,158	267	34,407	2,657	11,053
Total Affiliated Revenues	$316,207	$330,951	$991,285	$23,528	$51,870

The following tables show the purchased power expenses incurred for purchases under the Interconnection Agreement and affiliates for the years ended December 31, 2012, 2011 and 2010:

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Purchases under Interconnection Agreement	$661,185	$147,502	$174,240	$-	$-
Direct Purchases from East Affiliates	-	-	-	683	368
Direct Purchases from West Affiliates	53	36	75	23,695	18,861
Purchases from AEGCo	-	238,866	203,583	-	-
Gas Purchases from AEPES	-	-	2,808	-	-
Total Affiliated Purchases	$661,238	$386,404	$380,706	$24,378	$19,229

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Purchases under Interconnection Agreement	$818,943	$124,598	$326,871	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,378	1,184
Direct Purchases from West Affiliates	239	147	312	43,714	10,624
Purchases from AEGCo	-	228,739	185,741	-	-
Gas Purchases from AEPES	-	-	2,689	-	-
Total Affiliated Purchases	$819,182	$353,484	$515,613	$50,092	$11,808

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Purchases under Interconnection Agreement	$916,791	$91,129	$268,964	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,162	4,078
Direct Purchases from West Affiliates	825	466	996	39,851	19,629
Direct Purchases from AEGCo	-	235,740	113,801	-	-
Gas Purchases from AEPES	-	-	2,857	-	-
Total Affiliated Purchases	$917,616	$327,335	$386,618	$46,013	$23,707

The above summarized related party revenues and expenses are reported in Sales to AEP Affiliates and Purchased Electricity from AEP Affiliates on the Registrant Subsidiaries' statements of income. Since the Registrant Subsidiaries are included in AEP's consolidated results, the above summarized related party transactions are eliminated in total in AEP's consolidated revenues and expenses.

System Transmission Integration Agreement

AEP's System Transmission Integration Agreement provides for the integration and coordination of the planning, operation and maintenance of the transmission facilities of AEP East Companies' and AEP West Companies' zones. Similar to the SIA, the System Transmission Integration Agreement functions as an umbrella agreement in addition to the Transmission Agreement (TA) and the Transmission Coordination Agreement (TCA). The System Transmission Integration Agreement contains two service schedules that govern:

  The allocation of transmission costs and revenues.
  The allocation of third-party transmission costs and revenues and AEP System dispatch costs.

The System Transmission Integration Agreement anticipates that additional service schedules may be added as circumstances warrant.

APCo, I&M, KPCo and OPCo are parties to the TA, dated April 1, 1984, as amended, defining how they share the costs associated with their relative ownership of the extra-high-voltage transmission system (facilities rated 345 kV and above) and certain facilities operated at lower voltages (138 kV and above). This sharing was based upon each company's MLR until the FERC approved a new TA effective November 2010. The new TA will be phased-in for retail rates, added KGPCo and WPCo as parties to the agreement and changed the allocation method.

The following table shows the net charges recorded by the Registrant Subsidiaries for the years ended December 31, 2012 and 2011 related to the new TA:

	Years Ended December 31,
Company	2012	2011
	(in thousands)
APCo	$20,264	$4,608
I&M	5,689	1,538
OPCo	6,090	17,186

The charges shown above are recorded in Other Operation expenses on the statements of income.

The following table shows the net charges (credits) allocated among the Registrant Subsidiaries for the year ended December 31, 2010 related to the original TA:

Year Ended
Company	December 31, 2010
(in thousands)
APCo	$(16,079)
I&M	(25,188)
OPCo	49,281

The net charges (credits) shown above are recorded in Other Operation expenses on the statements of income.

PSO, SWEPCo and AEPSC are parties to the TCA, dated January 1, 1997, revised 1999 and 2011, as restated and amended, by and among PSO, SWEPCo and AEPSC, in connection with the operation of the transmission assets of the two AEP utility subsidiaries. The TCA has been approved by the FERC and establishes a coordinating committee, which is charged with overseeing the coordinated planning of the transmission facilities of the parties to the agreement. This includes the performance of transmission planning studies, the interaction of such companies with independent system operators (ISO) and other regional bodies interested in transmission planning and compliance with the terms of the OATT filed with the FERC and the rules of the FERC relating to such a tariff.

Unit Power Agreements (UPA)

Lawrenceburg UPA between OPCo and AEGCo

In March 2007, OPCo and AEGCo entered into a ten-year UPA for the entire output from the Lawrenceburg Generating Station effective with AEGCo's purchase of the plant in May 2007. The UPA has an option for an additional two-year period. I&M operates the plant under an agreement with AEGCo. Under the UPA, OPCo pays AEGCo for the capacity, depreciation, fuel, operation and maintenance and tax expenses. These payments are due regardless of whether the plant is operating. The fuel and operation and maintenance payments are based on actual costs incurred. All expenses are trued up periodically.

Cook Coal Terminal

Cook Coal Terminal, a division of OPCo, performs coal transloading services at cost for APCo and I&M. OPCo included revenues for these services in Other Revenues – Affiliated and expenses in Other Operation expenses on the statements of income. The coal transloading expenses in 2012, 2011 and 2010 were as follows:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$942	$31	$-
I&M	32,639	21,852	17,208

Cook Coal Terminal also performs railcar maintenance services at cost for APCo, I&M, PSO and SWEPCo. OPCo included revenues for these services in Sales to AEP Affiliates and expenses in Other Operation expenses on the statements of income. The railcar maintenance revenues in 2012, 2011 and 2010 were as follows:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$88	$9	$7
I&M	3,343	3,012	1,870
PSO	281	542	522
SWEPCo	2,102	2,348	1,044

I&M Barging, Urea Transloading and Other Services

I&M provides barging, urea transloading and other transportation services to affiliates. Urea is a chemical used to control NOx emissions at certain generation plants in the AEP System. I&M recorded revenues from barging, transloading and other services in Other Revenues – Affiliated on the statements of income. The affiliated companies recorded these costs paid to I&M as fuel expenses or other operation expenses. The amounts of affiliated expenses were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$19,961	$15,460	$12,548
APCo	34,725	27,455	28,241
KPCo	74	122	133
OPCo	39,956	36,980	44,160
AEP River Operations LLC – (Nonutility
Subsidiary of AEP)	20,917	25,356	20,729

Central Machine Shop

APCo operates a facility which repairs and rebuilds specialized components for the generation plants across the AEP System. APCo defers the cost of performing these services on the balance sheet, then transfers the cost to the affiliate for reimbursement. The AEP subsidiaries recorded these billings as capital or maintenance expenses depending on the nature of the services received. These billings are recoverable from customers. The following table provides the amounts billed by APCo to the following affiliates:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$80	$102	$180
I&M	1,280	2,157	2,112
KPCo	277	298	368
OPCo	3,838	3,684	3,665
PSO	1,198	53	412
SWEPCo	145	946	560

Affiliate Coal Purchases

In 2008, OPCo entered into contracts to sell excess coal purchases to certain AEP subsidiaries through 2010. These purchases are reflected in Sales to AEP Affiliates on the statements of income. The following table shows the realized and unrealized amounts recorded for the year ended December 31, 2010:

Year Ended
Company	December 31, 2010
(in thousands)
APCo	$2,830
I&M	1,383
KPCo	837
PSO	796
SWEPCo	1,526

Affiliate Railcar Agreement

Certain AEP subsidiaries have an agreement providing for the use of each other's leased or owned railcars when available. The agreement specifies that the company using the railcar will be billed, at cost, by the company furnishing the railcar. The AEP subsidiaries recorded these costs or reimbursements as costs or reduction of costs, respectively, in Fuel on the balance sheets and such costs are recoverable from customers. The following tables show the net effect of the railcar agreement on the balance sheets:

December 31, 2012
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$2	$1,960	$-	$2
I&M	148	-	889	48	843
KPCo	98	-	41	-	-
OPCo	854	170	-	5	99
PSO	204	322	74	-	176
SWEPCo	543	1,468	321	21	-

December 31, 2011
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$-	$1,373	$-	$-
I&M	91	-	1,190	80	787
KPCo	289	-	355	-	-
OPCo	840	170	-	8	66
PSO	289	842	234	-	382
SWEPCo	12	2,662	605	91	-

OVEC

AEP, OPCo and several nonaffiliated utility companies jointly own OVEC. As of December 31, 2012, AEP's and OPCo's ownership and investment in OVEC were as follows:

	December 31, 2012
Company	Ownership	Investment

		(in thousands)
AEP	39.17%	$3,978
OPCo	4.30%	430
Total	43.47%	$4,408

OVEC's owners, along with APCo and I&M, are members to an intercompany power agreement. Participants of this agreement are entitled to receive and obligated to pay for all OVEC generating capacity, approximately 2,200 MWs, in proportion to their respective power participation ratios. The aggregate power participation ratio of certain AEP utility subsidiaries, including APCo, I&M and OPCo, is 43.47%. The proceeds from the sale of power by OVEC are designed to be sufficient for OVEC to meet its operating expenses and fixed costs and provide a return on capital. In 2011, the intercompany power agreement was extended until June 2040.

AEP, OPCo and other nonaffiliated owners authorized environmental investments related to their ownership interests and OVEC's Board of Directors authorized capital expenditures totaling $1.4 billion in connection with the engineering and construction of FGD projects and the associated waste disposal landfills at OVEC's two generating plants. As of December 31, 2012, OVEC completed financing of $1.4 billion required for these environmental projects through debt issuances. As of December 31, 2012, one plant was operating with new environmental controls and the other plant is scheduled to be operational with new environmental controls during the second quarter of 2013.

Purchased Power from OVEC

The amounts of power purchased by the Registrant Subsidiaries from OVEC for the years ended December 31, 2012, 2011 and 2010 were:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$98,417	$114,311	$105,307
I&M	49,239	57,192	52,687
OPCo	125,013	145,207	133,776

The amounts shown above are recoverable from customers and are included in Purchased Electricity for Resale on the statements of income.

Purchases from OVEC under the Interconnection Agreement

In 2011, the parties to the Interconnection Agreement purchased power from OVEC to serve off-system sales and retail sales. These purchases are reported in Purchased Electricity for Resale on the statements of income. The following table shows the amounts recorded for the year ended December 31, 2011:

Year Ended
Company	December 31, 2011
(in thousands)
APCo	$21,110
I&M	12,942
OPCo	27,566

In January 2010, the parties to the Interconnection Agreement purchased power from OVEC to serve off-system sales and retail sales through June 2010. Purchases serving off-system sales are reported net as a reduction in Electric Generation, Transmission and Distribution revenues and purchases serving retail sales are reported in Purchased Electricity for Resale on the statements of income. The following table shows the amounts recorded for the year ended December 31, 2010:

	Year Ended December 31, 2010
	Reported in	Reported in
Company	Revenues	Expenses

	(in thousands)
APCo	$6,631	$3,635
I&M	3,721	1,980
OPCo	7,937	4,231

Sales and Purchases of Property

Certain AEP subsidiaries had affiliated sales and purchases of electric property individually amounting to $100 thousand or more, sales and purchases of meters and transformers, and sales and purchases of transmission property. There were no gains or losses recorded on the transactions. The following tables show the sales and purchases, that were recorded at net book value, for the years ended December 31, 2012, 2011 and 2010:

Sales
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,643	$3,978	$2,004
I&M	3,296	441	1,842
OPCo	4,163	12,113	8,919
PSO	1,782	442	2,156
SWEPCo	1,731	650	5,233

Purchases
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$2,522	$2,312	$4,732
I&M	285	3,678	4,117
OPCo	10,608	3,045	1,652
PSO	1,867	475	5,146
SWEPCo	7,266	2,993	2,612

The amounts above are recorded in Property, Plant and Equipment on the balance sheets.

Global Borrowing Notes

As of December 31, 2012 and 2011, AEP has an intercompany note in place with OPCo. The debt is reflected in Long-term Debt – Affiliated on OPCo's balance sheets. OPCo accrues interest for its share of the global borrowing and remits the interest to AEP. The accrued interest is reflected in Accrued Interest on OPCo's balance sheets.

Intercompany Billings

The Registrant Subsidiaries and other AEP subsidiaries perform certain utility services for each other when necessary or practical. The costs of these services are billed on a direct-charge basis, whenever possible, or on reasonable basis of proration for services that benefit multiple companies. The billings for services are made at cost and include no compensation for the use of equity capital.

Public Service Co of Oklahoma [Member]
Related Party Transactions

13. RELATED PARTY TRANSACTIONS

For other related party transactions, also see “AEP System Tax Allocation Agreement” section of Note 10 in addition to “Utility Money Pool – AEP System” and “Sale of Receivables – AEP Credit” sections of Note 12.

Interconnection Agreement

APCo, I&M, KPCo, OPCo and AEPSC are parties to the Interconnection Agreement, which defines the sharing of costs and benefits associated with the respective generating plants. This sharing is based upon each AEP utility subsidiary's MLR and is calculated monthly on the basis of each AEP utility subsidiary's maximum peak demand in relation to the sum of the maximum peak demands of all four AEP utility subsidiaries during the preceding 12 months. In addition, APCo, I&M, KPCo and OPCo are parties to the AEP System Interim Allowance Agreement, which provides, among other things, for the transfer of SO2 allowances associated with the transactions under the Interconnection Agreement.

In October 2012, the AEP East Companies submitted several filings with the FERC seeking approval to fully separate OPCo's generating assets from its distribution and transmission operations. Additionally, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and to approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision from the FERC is expected in mid-2013. See "Corporate Separation and Termination of Interconnection Agreement" section of Note 2.

Power, gas and risk management activities are conducted by AEPSC and profits and losses are allocated under the SIA to members of the Interconnection Agreement, PSO and SWEPCo. Risk management activities involve the purchase and sale of electricity and gas under physical forward contracts at fixed and variable prices. In addition, the risk management of electricity, and to a lesser extent gas contracts, includes exchange traded futures and options and OTC options and swaps. The majority of these transactions represent physical forward contracts in the AEP System's traditional marketing area and are typically settled by entering into offsetting contracts. In addition, AEPSC enters into transactions for the purchase and sale of electricity and gas options, futures and swaps, and for the forward purchase and sale of electricity outside of the AEP System's traditional marketing area.

CSW Operating Agreement

PSO, SWEPCo and AEPSC are parties to a Restated and Amended Operating Agreement originally dated as of January 1, 1997 (CSW Operating Agreement), which was approved by the FERC. The CSW Operating Agreement requires PSO and SWEPCo to maintain adequate annual planning reserve margins and requires that capacity in excess of the required margins be made available for sale to other operating companies as capacity commitments. Parties are compensated for energy delivered to recipients based upon the deliverer's incremental cost plus a portion of the recipient's savings realized by the purchaser that avoids the use of more costly alternatives. Revenues and costs arising from third party sales are generally shared based on the amount of energy PSO or SWEPCo contributes that is sold to third parties.

System Integration Agreement (SIA)

The SIA provides for the integration and coordination of AEP East Companies' and AEP West Companies' zones. This includes joint dispatch of generation within the AEP System and the distribution, between the two zones, of costs and benefits associated with the transfers of power between the two zones (including sales to third parties and risk management and trading activities). The SIA is designed to function as an umbrella agreement in addition to the Interconnection Agreement and the CSW Operating Agreement, each of which controls the distribution of costs and benefits within a zone.

Power generated, allocated or provided under the Interconnection Agreement or CSW Operating Agreement to any Registrant Subsidiary is primarily sold to customers by such Registrant Subsidiary at rates approved (other than in Ohio) by the public utility commission in the jurisdiction of sale. In Ohio, such rates are based on a statutory formula as that jurisdiction transitions to the use of market rates for generation.

Under both the Interconnection Agreement and CSW Operating Agreement, power generated that is not needed to serve the native load of any Registrant Subsidiary is sold in the wholesale market by AEPSC on behalf of the generating subsidiary.

Affiliated Revenues and Purchases

The following tables show the revenues derived from sales under the Interconnection Agreement, direct sales to affiliates, net transmission agreement sales, natural gas contracts with AEPES and other revenues for the years ended December 31, 2012, 2011 and 2010:

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Sales under Interconnection Agreement	$166,733	$265,923	$643,486	$-	$-
Direct Sales to East Affiliates	124,519	-	136,142	34	142
Direct Sales to West Affiliates	314	218	454	18,861	23,695
Direct Sales to AEPEP	-	-	-	-	(583)
Transmission Agreement and Transmission
Coordination Agreement Sales	(1,289)	758	26,295	8	12,338
Natural Gas Contracts with AEPES	-	-	-	-	-
Other Revenues	27,922	1,509	40,917	3,700	1,849
Total Affiliated Revenues	$318,199	$268,408	$847,294	$22,603	$37,441

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Sales under Interconnection Agreement	$186,788	$308,336	$823,703	$-	$-
Direct Sales to East Affiliates	126,737	-	115,120	124	3,535
Direct Sales to West Affiliates	1,492	908	1,936	10,624	43,714
Direct Sales to AEPEP	-	-	-	-	(637)
Transmission Agreement and Transmission
Coordination Agreement Sales	2,348	9,379	3,375	111	8,962
Natural Gas Contracts with AEPES	154	92	196	3	4
Other Revenues	42,283	1,469	33,669	3,330	2,037
Total Affiliated Revenues	$359,802	$320,184	$977,999	$14,192	$57,615

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Sales under Interconnection Agreement	$158,873	$327,992	$839,441	$-	$-
Direct Sales to East Affiliates	123,832	-	115,406	1,210	1,248
Direct Sales to West Affiliates	3,471	1,931	4,125	19,629	39,851
Direct Sales to AEPEP	-	-	-	-	(286)
Direct Sales to Transmission Companies	44	1,848	236	30	1
Natural Gas Contracts with AEPES	(2,171)	(1,087)	(2,330)	2	3
Other Revenues	32,158	267	34,407	2,657	11,053
Total Affiliated Revenues	$316,207	$330,951	$991,285	$23,528	$51,870

The following tables show the purchased power expenses incurred for purchases under the Interconnection Agreement and affiliates for the years ended December 31, 2012, 2011 and 2010:

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Purchases under Interconnection Agreement	$661,185	$147,502	$174,240	$-	$-
Direct Purchases from East Affiliates	-	-	-	683	368
Direct Purchases from West Affiliates	53	36	75	23,695	18,861
Purchases from AEGCo	-	238,866	203,583	-	-
Gas Purchases from AEPES	-	-	2,808	-	-
Total Affiliated Purchases	$661,238	$386,404	$380,706	$24,378	$19,229

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Purchases under Interconnection Agreement	$818,943	$124,598	$326,871	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,378	1,184
Direct Purchases from West Affiliates	239	147	312	43,714	10,624
Purchases from AEGCo	-	228,739	185,741	-	-
Gas Purchases from AEPES	-	-	2,689	-	-
Total Affiliated Purchases	$819,182	$353,484	$515,613	$50,092	$11,808

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Purchases under Interconnection Agreement	$916,791	$91,129	$268,964	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,162	4,078
Direct Purchases from West Affiliates	825	466	996	39,851	19,629
Direct Purchases from AEGCo	-	235,740	113,801	-	-
Gas Purchases from AEPES	-	-	2,857	-	-
Total Affiliated Purchases	$917,616	$327,335	$386,618	$46,013	$23,707

The above summarized related party revenues and expenses are reported in Sales to AEP Affiliates and Purchased Electricity from AEP Affiliates on the Registrant Subsidiaries' statements of income. Since the Registrant Subsidiaries are included in AEP's consolidated results, the above summarized related party transactions are eliminated in total in AEP's consolidated revenues and expenses.

System Transmission Integration Agreement

AEP's System Transmission Integration Agreement provides for the integration and coordination of the planning, operation and maintenance of the transmission facilities of AEP East Companies' and AEP West Companies' zones. Similar to the SIA, the System Transmission Integration Agreement functions as an umbrella agreement in addition to the Transmission Agreement (TA) and the Transmission Coordination Agreement (TCA). The System Transmission Integration Agreement contains two service schedules that govern:

  The allocation of transmission costs and revenues.
  The allocation of third-party transmission costs and revenues and AEP System dispatch costs.

The System Transmission Integration Agreement anticipates that additional service schedules may be added as circumstances warrant.

APCo, I&M, KPCo and OPCo are parties to the TA, dated April 1, 1984, as amended, defining how they share the costs associated with their relative ownership of the extra-high-voltage transmission system (facilities rated 345 kV and above) and certain facilities operated at lower voltages (138 kV and above). This sharing was based upon each company's MLR until the FERC approved a new TA effective November 2010. The new TA will be phased-in for retail rates, added KGPCo and WPCo as parties to the agreement and changed the allocation method.

PSO, SWEPCo and AEPSC are parties to the TCA, dated January 1, 1997, revised 1999 and 2011, as restated and amended, by and among PSO, SWEPCo and AEPSC, in connection with the operation of the transmission assets of the two AEP utility subsidiaries. The TCA has been approved by the FERC and establishes a coordinating committee, which is charged with overseeing the coordinated planning of the transmission facilities of the parties to the agreement. This includes the performance of transmission planning studies, the interaction of such companies with independent system operators (ISO) and other regional bodies interested in transmission planning and compliance with the terms of the OATT filed with the FERC and the rules of the FERC relating to such a tariff.

Under the TCA, the parties to the agreement delegated to AEPSC the responsibility of monitoring the reliability of their transmission systems and administering the OATT on their behalf. The allocations have been governed by the FERC-approved OATT for the SPP.

The following table shows the net (revenues) expenses allocated among parties to the TCA pursuant to the SPP OATT protocols as described above for the years ended December 31, 2012, 2011 and 2010:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
PSO	$12,300	$9,000	$10,600
SWEPCo	(12,300)	(9,000)	(10,500)

The net (revenues) expenses shown above are recorded in Sales to AEP Affiliates on SWEPCo's statements of income and Other Operation expenses on PSO's statements of income.

Cook Coal Terminal

Cook Coal Terminal also performs railcar maintenance services at cost for APCo, I&M, PSO and SWEPCo. OPCo included revenues for these services in Sales to AEP Affiliates and expenses in Other Operation expenses on the statements of income. The railcar maintenance revenues in 2012, 2011 and 2010 were as follows:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$88	$9	$7
I&M	3,343	3,012	1,870
PSO	281	542	522
SWEPCo	2,102	2,348	1,044

APCo, I&M, PSO and SWEPCo recorded the cost of the railcar maintenance services in Fuel on the balance sheets.

SWEPCo Railcar Facility

SWEPCo operates a railcar maintenance facility in Alliance, Nebraska. The facility performs maintenance on its own railcars as well as railcars belonging to I&M, PSO and third parties. SWEPCo billed I&M $1.6 million and $2.9 million for railcar services provided in 2012 and 2011, respectively, and billed PSO $232 thousand and $287 thousand in 2012 and 2011, respectively. These billings for SWEPCo, and costs for I&M and PSO, are recorded in Fuel on the balance sheets.

Central Machine Shop

APCo operates a facility which repairs and rebuilds specialized components for the generation plants across the AEP System. APCo defers the cost of performing these services on the balance sheet, then transfers the cost to the affiliate for reimbursement. The AEP subsidiaries recorded these billings as capital or maintenance expenses depending on the nature of the services received. These billings are recoverable from customers. The following table provides the amounts billed by APCo to the following affiliates:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$80	$102	$180
I&M	1,280	2,157	2,112
KPCo	277	298	368
OPCo	3,838	3,684	3,665
PSO	1,198	53	412
SWEPCo	145	946	560

Affiliate Coal Purchases

In 2008, OPCo entered into contracts to sell excess coal purchases to certain AEP subsidiaries through 2010. These purchases are reflected in Sales to AEP Affiliates on the statements of income. The following table shows the realized and unrealized amounts recorded for the year ended December 31, 2010:

Year Ended
Company	December 31, 2010
(in thousands)
APCo	$2,830
I&M	1,383
KPCo	837
PSO	796
SWEPCo	1,526

Affiliate Railcar Agreement

Certain AEP subsidiaries have an agreement providing for the use of each other's leased or owned railcars when available. The agreement specifies that the company using the railcar will be billed, at cost, by the company furnishing the railcar. The AEP subsidiaries recorded these costs or reimbursements as costs or reduction of costs, respectively, in Fuel on the balance sheets and such costs are recoverable from customers. The following tables show the net effect of the railcar agreement on the balance sheets:

December 31, 2012
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$2	$1,960	$-	$2
I&M	148	-	889	48	843
KPCo	98	-	41	-	-
OPCo	854	170	-	5	99
PSO	204	322	74	-	176
SWEPCo	543	1,468	321	21	-

December 31, 2011
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$-	$1,373	$-	$-
I&M	91	-	1,190	80	787
KPCo	289	-	355	-	-
OPCo	840	170	-	8	66
PSO	289	842	234	-	382
SWEPCo	12	2,662	605	91	-

Sales and Purchases of Property

Certain AEP subsidiaries had affiliated sales and purchases of electric property individually amounting to $100 thousand or more, sales and purchases of meters and transformers, and sales and purchases of transmission property. There were no gains or losses recorded on the transactions. The following tables show the sales and purchases, that were recorded at net book value, for the years ended December 31, 2012, 2011 and 2010:

Sales
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,643	$3,978	$2,004
I&M	3,296	441	1,842
OPCo	4,163	12,113	8,919
PSO	1,782	442	2,156
SWEPCo	1,731	650	5,233

Purchases
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$2,522	$2,312	$4,732
I&M	285	3,678	4,117
OPCo	10,608	3,045	1,652
PSO	1,867	475	5,146
SWEPCo	7,266	2,993	2,612

The amounts above are recorded in Property, Plant and Equipment on the balance sheets.

Intercompany Billings

The Registrant Subsidiaries and other AEP subsidiaries perform certain utility services for each other when necessary or practical. The costs of these services are billed on a direct-charge basis, whenever possible, or on reasonable basis of proration for services that benefit multiple companies. The billings for services are made at cost and include no compensation for the use of equity capital.

Southwestern Electric Power Co [Member]
Related Party Transactions

13. RELATED PARTY TRANSACTIONS

For other related party transactions, also see “AEP System Tax Allocation Agreement” section of Note 10 in addition to “Utility Money Pool – AEP System” and “Sale of Receivables – AEP Credit” sections of Note 12.

Interconnection Agreement

APCo, I&M, KPCo, OPCo and AEPSC are parties to the Interconnection Agreement, which defines the sharing of costs and benefits associated with the respective generating plants. This sharing is based upon each AEP utility subsidiary's MLR and is calculated monthly on the basis of each AEP utility subsidiary's maximum peak demand in relation to the sum of the maximum peak demands of all four AEP utility subsidiaries during the preceding 12 months. In addition, APCo, I&M, KPCo and OPCo are parties to the AEP System Interim Allowance Agreement, which provides, among other things, for the transfer of SO2 allowances associated with the transactions under the Interconnection Agreement.

In October 2012, the AEP East Companies submitted several filings with the FERC seeking approval to fully separate OPCo's generating assets from its distribution and transmission operations. Additionally, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and to approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision from the FERC is expected in mid-2013. See "Corporate Separation and Termination of Interconnection Agreement" section of Note 2.

Power, gas and risk management activities are conducted by AEPSC and profits and losses are allocated under the SIA to members of the Interconnection Agreement, PSO and SWEPCo. Risk management activities involve the purchase and sale of electricity and gas under physical forward contracts at fixed and variable prices. In addition, the risk management of electricity, and to a lesser extent gas contracts, includes exchange traded futures and options and OTC options and swaps. The majority of these transactions represent physical forward contracts in the AEP System's traditional marketing area and are typically settled by entering into offsetting contracts. In addition, AEPSC enters into transactions for the purchase and sale of electricity and gas options, futures and swaps, and for the forward purchase and sale of electricity outside of the AEP System's traditional marketing area.

CSW Operating Agreement

PSO, SWEPCo and AEPSC are parties to a Restated and Amended Operating Agreement originally dated as of January 1, 1997 (CSW Operating Agreement), which was approved by the FERC. The CSW Operating Agreement requires PSO and SWEPCo to maintain adequate annual planning reserve margins and requires that capacity in excess of the required margins be made available for sale to other operating companies as capacity commitments. Parties are compensated for energy delivered to recipients based upon the deliverer's incremental cost plus a portion of the recipient's savings realized by the purchaser that avoids the use of more costly alternatives. Revenues and costs arising from third party sales are generally shared based on the amount of energy PSO or SWEPCo contributes that is sold to third parties.

System Integration Agreement (SIA)

The SIA provides for the integration and coordination of AEP East Companies' and AEP West Companies' zones. This includes joint dispatch of generation within the AEP System and the distribution, between the two zones, of costs and benefits associated with the transfers of power between the two zones (including sales to third parties and risk management and trading activities). The SIA is designed to function as an umbrella agreement in addition to the Interconnection Agreement and the CSW Operating Agreement, each of which controls the distribution of costs and benefits within a zone.

Power generated, allocated or provided under the Interconnection Agreement or CSW Operating Agreement to any Registrant Subsidiary is primarily sold to customers by such Registrant Subsidiary at rates approved (other than in Ohio) by the public utility commission in the jurisdiction of sale. In Ohio, such rates are based on a statutory formula as that jurisdiction transitions to the use of market rates for generation.

Under both the Interconnection Agreement and CSW Operating Agreement, power generated that is not needed to serve the native load of any Registrant Subsidiary is sold in the wholesale market by AEPSC on behalf of the generating subsidiary.

Affiliated Revenues and Purchases

The following tables show the revenues derived from sales under the Interconnection Agreement, direct sales to affiliates, net transmission agreement sales, natural gas contracts with AEPES and other revenues for the years ended December 31, 2012, 2011 and 2010:

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Sales under Interconnection Agreement	$166,733	$265,923	$643,486	$-	$-
Direct Sales to East Affiliates	124,519	-	136,142	34	142
Direct Sales to West Affiliates	314	218	454	18,861	23,695
Direct Sales to AEPEP	-	-	-	-	(583)
Transmission Agreement and Transmission
Coordination Agreement Sales	(1,289)	758	26,295	8	12,338
Natural Gas Contracts with AEPES	-	-	-	-	-
Other Revenues	27,922	1,509	40,917	3,700	1,849
Total Affiliated Revenues	$318,199	$268,408	$847,294	$22,603	$37,441

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Sales under Interconnection Agreement	$186,788	$308,336	$823,703	$-	$-
Direct Sales to East Affiliates	126,737	-	115,120	124	3,535
Direct Sales to West Affiliates	1,492	908	1,936	10,624	43,714
Direct Sales to AEPEP	-	-	-	-	(637)
Transmission Agreement and Transmission
Coordination Agreement Sales	2,348	9,379	3,375	111	8,962
Natural Gas Contracts with AEPES	154	92	196	3	4
Other Revenues	42,283	1,469	33,669	3,330	2,037
Total Affiliated Revenues	$359,802	$320,184	$977,999	$14,192	$57,615

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Sales under Interconnection Agreement	$158,873	$327,992	$839,441	$-	$-
Direct Sales to East Affiliates	123,832	-	115,406	1,210	1,248
Direct Sales to West Affiliates	3,471	1,931	4,125	19,629	39,851
Direct Sales to AEPEP	-	-	-	-	(286)
Direct Sales to Transmission Companies	44	1,848	236	30	1
Natural Gas Contracts with AEPES	(2,171)	(1,087)	(2,330)	2	3
Other Revenues	32,158	267	34,407	2,657	11,053
Total Affiliated Revenues	$316,207	$330,951	$991,285	$23,528	$51,870

The following tables show the purchased power expenses incurred for purchases under the Interconnection Agreement and affiliates for the years ended December 31, 2012, 2011 and 2010:

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Purchases under Interconnection Agreement	$661,185	$147,502	$174,240	$-	$-
Direct Purchases from East Affiliates	-	-	-	683	368
Direct Purchases from West Affiliates	53	36	75	23,695	18,861
Purchases from AEGCo	-	238,866	203,583	-	-
Gas Purchases from AEPES	-	-	2,808	-	-
Total Affiliated Purchases	$661,238	$386,404	$380,706	$24,378	$19,229

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Purchases under Interconnection Agreement	$818,943	$124,598	$326,871	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,378	1,184
Direct Purchases from West Affiliates	239	147	312	43,714	10,624
Purchases from AEGCo	-	228,739	185,741	-	-
Gas Purchases from AEPES	-	-	2,689	-	-
Total Affiliated Purchases	$819,182	$353,484	$515,613	$50,092	$11,808

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Purchases under Interconnection Agreement	$916,791	$91,129	$268,964	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,162	4,078
Direct Purchases from West Affiliates	825	466	996	39,851	19,629
Direct Purchases from AEGCo	-	235,740	113,801	-	-
Gas Purchases from AEPES	-	-	2,857	-	-
Total Affiliated Purchases	$917,616	$327,335	$386,618	$46,013	$23,707

The above summarized related party revenues and expenses are reported in Sales to AEP Affiliates and Purchased Electricity from AEP Affiliates on the Registrant Subsidiaries' statements of income. Since the Registrant Subsidiaries are included in AEP's consolidated results, the above summarized related party transactions are eliminated in total in AEP's consolidated revenues and expenses.

System Transmission Integration Agreement

AEP's System Transmission Integration Agreement provides for the integration and coordination of the planning, operation and maintenance of the transmission facilities of AEP East Companies' and AEP West Companies' zones. Similar to the SIA, the System Transmission Integration Agreement functions as an umbrella agreement in addition to the Transmission Agreement (TA) and the Transmission Coordination Agreement (TCA). The System Transmission Integration Agreement contains two service schedules that govern:

  The allocation of transmission costs and revenues.
  The allocation of third-party transmission costs and revenues and AEP System dispatch costs.

The System Transmission Integration Agreement anticipates that additional service schedules may be added as circumstances warrant.

APCo, I&M, KPCo and OPCo are parties to the TA, dated April 1, 1984, as amended, defining how they share the costs associated with their relative ownership of the extra-high-voltage transmission system (facilities rated 345 kV and above) and certain facilities operated at lower voltages (138 kV and above). This sharing was based upon each company's MLR until the FERC approved a new TA effective November 2010. The new TA will be phased-in for retail rates, added KGPCo and WPCo as parties to the agreement and changed the allocation method.

PSO, SWEPCo and AEPSC are parties to the TCA, dated January 1, 1997, revised 1999 and 2011, as restated and amended, by and among PSO, SWEPCo and AEPSC, in connection with the operation of the transmission assets of the two AEP utility subsidiaries. The TCA has been approved by the FERC and establishes a coordinating committee, which is charged with overseeing the coordinated planning of the transmission facilities of the parties to the agreement. This includes the performance of transmission planning studies, the interaction of such companies with independent system operators (ISO) and other regional bodies interested in transmission planning and compliance with the terms of the OATT filed with the FERC and the rules of the FERC relating to such a tariff.

Under the TCA, the parties to the agreement delegated to AEPSC the responsibility of monitoring the reliability of their transmission systems and administering the OATT on their behalf. The allocations have been governed by the FERC-approved OATT for the SPP.

The following table shows the net (revenues) expenses allocated among parties to the TCA pursuant to the SPP OATT protocols as described above for the years ended December 31, 2012, 2011 and 2010:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
PSO	$12,300	$9,000	$10,600
SWEPCo	(12,300)	(9,000)	(10,500)

The net (revenues) expenses shown above are recorded in Sales to AEP Affiliates on SWEPCo's statements of income and Other Operation expenses on PSO's statements of income.

Cook Coal Terminal

Cook Coal Terminal also performs railcar maintenance services at cost for APCo, I&M, PSO and SWEPCo. OPCo included revenues for these services in Sales to AEP Affiliates and expenses in Other Operation expenses on the statements of income. The railcar maintenance revenues in 2012, 2011 and 2010 were as follows:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$88	$9	$7
I&M	3,343	3,012	1,870
PSO	281	542	522
SWEPCo	2,102	2,348	1,044

APCo, I&M, PSO and SWEPCo recorded the cost of the railcar maintenance services in Fuel on the balance sheets.

SWEPCo Railcar Facility

SWEPCo operates a railcar maintenance facility in Alliance, Nebraska. The facility performs maintenance on its own railcars as well as railcars belonging to I&M, PSO and third parties. SWEPCo billed I&M $1.6 million and $2.9 million for railcar services provided in 2012 and 2011, respectively, and billed PSO $232 thousand and $287 thousand in 2012 and 2011, respectively. These billings for SWEPCo, and costs for I&M and PSO, are recorded in Fuel on the balance sheets.

Central Machine Shop

APCo operates a facility which repairs and rebuilds specialized components for the generation plants across the AEP System. APCo defers the cost of performing these services on the balance sheet, then transfers the cost to the affiliate for reimbursement. The AEP subsidiaries recorded these billings as capital or maintenance expenses depending on the nature of the services received. These billings are recoverable from customers. The following table provides the amounts billed by APCo to the following affiliates:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$80	$102	$180
I&M	1,280	2,157	2,112
KPCo	277	298	368
OPCo	3,838	3,684	3,665
PSO	1,198	53	412
SWEPCo	145	946	560

Affiliate Coal Purchases

In 2008, OPCo entered into contracts to sell excess coal purchases to certain AEP subsidiaries through 2010. These purchases are reflected in Sales to AEP Affiliates on the statements of income. The following table shows the realized and unrealized amounts recorded for the year ended December 31, 2010:

Year Ended
Company	December 31, 2010
(in thousands)
APCo	$2,830
I&M	1,383
KPCo	837
PSO	796
SWEPCo	1,526

Affiliate Railcar Agreement

Certain AEP subsidiaries have an agreement providing for the use of each other's leased or owned railcars when available. The agreement specifies that the company using the railcar will be billed, at cost, by the company furnishing the railcar. The AEP subsidiaries recorded these costs or reimbursements as costs or reduction of costs, respectively, in Fuel on the balance sheets and such costs are recoverable from customers. The following tables show the net effect of the railcar agreement on the balance sheets:

December 31, 2012
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$2	$1,960	$-	$2
I&M	148	-	889	48	843
KPCo	98	-	41	-	-
OPCo	854	170	-	5	99
PSO	204	322	74	-	176
SWEPCo	543	1,468	321	21	-

December 31, 2011
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$-	$1,373	$-	$-
I&M	91	-	1,190	80	787
KPCo	289	-	355	-	-
OPCo	840	170	-	8	66
PSO	289	842	234	-	382
SWEPCo	12	2,662	605	91	-

Sales and Purchases of Property

Certain AEP subsidiaries had affiliated sales and purchases of electric property individually amounting to $100 thousand or more, sales and purchases of meters and transformers, and sales and purchases of transmission property. There were no gains or losses recorded on the transactions. The following tables show the sales and purchases, that were recorded at net book value, for the years ended December 31, 2012, 2011 and 2010:

Sales
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,643	$3,978	$2,004
I&M	3,296	441	1,842
OPCo	4,163	12,113	8,919
PSO	1,782	442	2,156
SWEPCo	1,731	650	5,233

Purchases
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$2,522	$2,312	$4,732
I&M	285	3,678	4,117
OPCo	10,608	3,045	1,652
PSO	1,867	475	5,146
SWEPCo	7,266	2,993	2,612

The amounts above are recorded in Property, Plant and Equipment on the balance sheets.

Intercompany Billings

The Registrant Subsidiaries and other AEP subsidiaries perform certain utility services for each other when necessary or practical. The costs of these services are billed on a direct-charge basis, whenever possible, or on reasonable basis of proration for services that benefit multiple companies. The billings for services are made at cost and include no compensation for the use of equity capital.

Variable Interest Entities	12 Months Ended
Dec. 31, 2012
Variable Interest Entities

15. VARIABLE INTEREST ENTITIES

The accounting guidance for “Variable Interest Entities” is a consolidation model that considers if a company has a controlling financial interest in a VIE. A controlling financial interest will have both (a) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Entities are required to consolidate a VIE when it is determined that they have a controlling financial interest in a VIE and therefore, are the primary beneficiary of that VIE, as defined by the accounting guidance for “Variable Interest Entities.” In determining whether we are the primary beneficiary of a VIE, we consider factors such as equity at risk, the amount of the VIE's variability we absorb, guarantees of indebtedness, voting rights including kick-out rights, the power to direct the VIE, variable interests held by related parties and other factors. We believe that significant assumptions and judgments were applied consistently.

We are the primary beneficiary of Sabine, DCC Fuel, AEP Credit, Transition Funding and a protected cell of EIS. In addition, we have not provided material financial or other support to Sabine, DCC Fuel, Transition Funding, our protected cell of EIS and AEP Credit that was not previously contractually required. We hold a significant variable interest in DHLC and Potomac-Appalachian Transmission Highline, LLC West Virginia Series (West Virginia Series).

Sabine is a mining operator providing mining services to SWEPCo. SWEPCo has no equity investment in Sabine but is Sabine's only customer. SWEPCo guarantees the debt obligations and lease obligations of Sabine. Under the terms of the note agreements, substantially all assets are pledged and all rights under the lignite mining agreement are assigned to SWEPCo. The creditors of Sabine have no recourse to any AEP entity other than SWEPCo. Under the provisions of the mining agreement, SWEPCo is required to pay, as a part of the cost of lignite delivered, an amount equal to mining costs plus a management fee. In addition, SWEPCo determines how much coal will be mined each year. Based on these facts, management concluded that SWEPCo is the primary beneficiary and is required to consolidate Sabine. SWEPCo's total billings from Sabine for the years ended December 31, 2012, 2011 and 2010 were $147 million, $128 million and $133 million, respectively. See the tables below for the classification of Sabine's assets and liabilities on the balance sheets.

Our subsidiaries participate in one protected cell of EIS for approximately ten lines of insurance. EIS has multiple protected cells. Neither AEP nor its subsidiaries have an equity investment in EIS. The AEP System is essentially this EIS cell's only participant, but allows certain third parties access to this insurance. Our subsidiaries and any allowed third parties share in the insurance coverage, premiums and risk of loss from claims. Based on our control and the structure of the protected cell and EIS, management concluded that we are the primary beneficiary of the protected cell and are required to consolidate its assets and liabilities. Our insurance premium payments to the protected cell for the years ended December 31, 2012, 2011 and 2010 were $32 million, $48 million and $35 million, respectively. See the tables below for the classification of the protected cell's assets and liabilities on the balance sheets. The amount reported as equity is the protected cell's policy holders' surplus.

I&M has nuclear fuel lease agreements with DCC Fuel LLC, DCC Fuel II LLC, DCC Fuel III LLC, DCC Fuel IV LLC and DCC Fuel V LLC (collectively DCC Fuel). DCC Fuel was formed for the purpose of acquiring, owning and leasing nuclear fuel to I&M. DCC Fuel purchased the nuclear fuel from I&M with funds received from the issuance of notes to financial institutions. Each entity is a single-lessee leasing arrangement with only one asset and is capitalized with all debt. Each is a separate legal entity from I&M, the assets of which are not available to satisfy the debts of I&M. Payments on the leases for the years ended December 31, 2012, 2011 and 2010 were $127 million, $85 million and $59 million, respectively. The leases were recorded as capital leases on I&M's balance sheet as title to the nuclear fuel transfers to I&M at the end of the respective lease terms, which do not exceed 54 months. Based on our control of DCC Fuel, management concluded that I&M is the primary beneficiary and is required to consolidate DCC Fuel. The capital leases are eliminated upon consolidation. See the tables below for the classification of DCC Fuel's assets and liabilities on the balance sheets.

AEP Credit is a wholly-owned subsidiary of AEP. AEP Credit purchases, without recourse, accounts receivable from certain utility subsidiaries of AEP to reduce working capital requirements. AEP provides a minimum of 5% equity and up to 20% of AEP Credit's short-term borrowing needs in excess of third party financings. Any third party financing of AEP Credit only has recourse to the receivables securitized for such financing. Based on our control of AEP Credit, management has concluded that we are the primary beneficiary and are required to consolidate its assets and liabilities. See the tables below for the classification of AEP Credit's assets and liabilities on the balance sheets. See “Securitized Accounts Receivables – AEP Credit” section of Note 13.

Transition Funding was formed for the sole purpose of issuing and servicing securitization bonds related to Texas Restructuring Legislation. Management has concluded that TCC is the primary beneficiary of Transition Funding because TCC has the power to direct the most significant activities of the VIE and TCC's equity interest could potentially be significant. Therefore, TCC is required to consolidate Transition Funding. The securitized bonds totaled $2.3 billion and $1.7 billion as of December 31, 2012 and 2011, respectively, and are included in current and long-term debt on the balance sheets. Transition Funding has securitized transition assets of $2.1 billion and $1.6 billion as of December 31, 2012 and 2011, respectively, which are presented separately on the face of the balance sheets. The securitized transition assets represent the right to impose and collect Texas true-up costs from customers receiving electric transmission or distribution service from TCC under recovery mechanisms approved by the PUCT. The securitization bonds are payable only from and secured by the securitized transition assets. The bondholders have no recourse to TCC or any other AEP entity. TCC acts as the servicer for Transition Funding's securitized transition assets and remits all related amounts collected from customers to Transition Funding for interest and principal payments on the securitization bonds and related costs. See the tables below for the classification of Transition Funding's assets and liabilities on the balance sheets.

The balances below represent the assets and liabilities of the VIEs that are consolidated. These balances include intercompany transactions that are eliminated upon consolidation.

AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
VARIABLE INTEREST ENTITIES
December 31, 2012
(in millions)

					TCC
	SWEPCo	I&M	Protected Cell		Transition
	Sabine	DCC Fuel	of EIS	AEP Credit	Funding
ASSETS
Current Assets	$57	$133	$130	$843	$250
Net Property, Plant and Equipment	170	176	-	-	-
Other Noncurrent Assets	55	92	4	1	2,167	(a)
Total Assets	$282	$401	$134	$844	$2,417

LIABILITIES AND EQUITY
Current Liabilities	$32	$121	$43	$800	$304
Noncurrent Liabilities	250	280	66	1	2,095
Equity	-	-	25	43	18
Total Liabilities and Equity	$282	$401	$134	$844	$2,417

(a) Includes an intercompany item eliminated in consolidation of $89 million.

AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
VARIABLE INTEREST ENTITIES
December 31, 2011
(in millions)

					TCC
	SWEPCo	I&M	Protected Cell		Transition
	Sabine	DCC Fuel	of EIS	AEP Credit	Funding
ASSETS
Current Assets	$48	$118	$121	$910	$220
Net Property, Plant and Equipment	154	188	-	-	-
Other Noncurrent Assets	42	118	6	1	1,580
Total Assets	$244	$424	$127	$911	$1,800

LIABILITIES AND EQUITY
Current Liabilities	$68	$103	$40	$864	$229
Noncurrent Liabilities	176	321	71	1	1,557
Equity	-	-	16	46	14
Total Liabilities and Equity	$244	$424	$127	$911	$1,800

DHLC is a mining operator that sells 50% of the lignite produced to SWEPCo and 50% to CLECO. SWEPCo and CLECO share the executive board seats and voting rights equally. Each entity guarantees 50% of DHLC's debt. SWEPCo and CLECO equally approve DHLC's annual budget. The creditors of DHLC have no recourse to any AEP entity other than SWEPCo. As SWEPCo is the sole equity owner of DHLC, it receives 100% of the management fee. SWEPCo's total billings from DHLC for the years ended December 31, 2012, 2011 and 2010 were $77 million, $62 million and $56 million, respectively. We are not required to consolidate DHLC as we are not the primary beneficiary, although we hold a significant variable interest in DHLC. Our equity investment in DHLC is included in Deferred Charges and Other Noncurrent Assets on the balance sheets.

Our investment in DHLC was:

	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
	the Balance Sheet	Exposure	the Balance Sheet	Exposure
	(in millions)
Capital Contribution from SWEPCo	$8	$8	$8	$8
Retained Earnings	1	1	1	1
SWEPCo's Guarantee of Debt	-	49	-	52

Total Investment in DHLC	$9	$58	$9	$61

We and FirstEnergy Corp. (FirstEnergy) have a joint venture in Potomac-Appalachian Transmission Highline, LLC (PATH). PATH is a series limited liability company and was created to construct, through its operating companies, a high-voltage transmission line project in the PJM region. PATH consists of the “West Virginia Series (PATH-WV),” owned equally by subsidiaries of FirstEnergy and AEP, and the “Allegheny Series” which is 100% owned by a subsidiary of FirstEnergy. Provisions exist within the PATH-WV agreement that make it a VIE. The “Allegheny Series” is not considered a VIE. We are not required to consolidate PATH-WV as we are not the primary beneficiary, although we hold a significant variable interest in PATH-WV. Our equity investment in PATH-WV is included in Deferred Charges and Other Noncurrent Assets on the balance sheets. We and FirstEnergy share the returns and losses equally in PATH-WV. Our subsidiaries and FirstEnergy's subsidiaries provide services to the PATH companies through service agreements. The entities recover costs through regulated rates.

In August 2012, the PJM board cancelled the PATH Project, our transmission joint venture with FirstEnergy, and removed it from the 2012 Regional Transmission Expansion Plan. In November 2012, the FERC issued an order accepting AEP's and FirstEnergy's abandonment cost recovery filing which requested authority to recover prudently-incurred costs associated with the PATH Project. The FERC also set the issue of prudency of costs for settlement proceedings.

Our investment in PATH-WV was:

	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
	the Balance Sheet	Exposure	the Balance Sheet	Exposure
		(in millions)
Capital Contribution from AEP	$19	$19	$19	$19
Retained Earnings	12	12	10	10

Total Investment in PATH-WV	$31	$31	$29	$29

Appalachian Power Co [Member]
Variable Interest Entities

14. VARIABLE INTEREST ENTITIES

The accounting guidance for “Variable Interest Entities” is a consolidation model that considers if a company has a controlling financial interest in a VIE. A controlling financial interest will have both (a) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Entities are required to consolidate a VIE when it is determined that they have a controlling financial interest in a VIE and therefore, are the primary beneficiary of that VIE, as defined by the accounting guidance for “Variable Interest Entities.” In determining whether they are the primary beneficiary of a VIE, management considers for each Registrant Subsidiary factors such as equity at risk, the amount of the VIE's variability the Registrant Subsidiary absorbs, guarantees of indebtedness, voting rights including kick-out rights, the power to direct the VIE, variable interests held by related parties and other factors. Management believes that significant assumptions and judgments were applied consistently. In addition, the Registrant Subsidiaries have not provided financial or other support to any VIE that was not previously contractually required.

SWEPCo is the primary beneficiary of Sabine. I&M is the primary beneficiary of DCC Fuel. APCo, I&M, OPCo, PSO and SWEPCo each hold a significant variable interest in AEPSC. I&M and OPCo each hold a significant variable interest in AEGCo. SWEPCo holds a significant variable interest in DHLC.

AEPSC provides certain managerial and professional services to AEP's subsidiaries. AEP is the sole equity owner of AEPSC. AEP management controls the activities of AEPSC. The costs of the services are based on a direct charge or on a prorated basis and billed to the AEP subsidiary companies at AEPSC's cost. AEP subsidiaries have not provided financial or other support outside of the reimbursement of costs for services rendered. AEPSC finances its operations through cost reimbursement from other AEP subsidiaries. There are no other terms or arrangements between AEPSC and any of the AEP subsidiaries that could require additional financial support from an AEP subsidiary or expose them to losses outside of the normal course of business. AEPSC and its billings are subject to regulation by the FERC. AEP subsidiaries are exposed to losses to the extent they cannot recover the costs of AEPSC through their normal business operations. AEP subsidiaries are considered to have a significant interest in AEPSC due to their activity in AEPSC's cost reimbursement structure. However, AEP subsidiaries do not have control over AEPSC. AEPSC is consolidated by AEP. In the event AEPSC would require financing or other support outside the cost reimbursement billings, this financing would be provided by AEP.

Total AEPSC billings to the Registrant Subsidiaries were as follows:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$195,176	$195,787	$238,367
I&M	127,232	126,505	139,920
OPCo	277,232	279,652	332,431
PSO	89,199	84,028	102,116
SWEPCo	136,642	130,148	147,928

The carrying amount and classification of variable interest in AEPSC's accounts payable are as follows:

	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
Company	the Balance Sheet	Exposure	the Balance Sheet	Exposure
	(in thousands)
APCo	$29,819	$29,819	$20,812	$20,812
I&M	17,911	17,911	13,741	13,741
OPCo	39,323	39,323	29,823	29,823
PSO	13,381	13,381	9,280	9,280
SWEPCo	19,669	19,669	14,699	14,699

Indiana Michigan Power Co [Member]
Variable Interest Entities

14. VARIABLE INTEREST ENTITIES

The accounting guidance for “Variable Interest Entities” is a consolidation model that considers if a company has a controlling financial interest in a VIE. A controlling financial interest will have both (a) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Entities are required to consolidate a VIE when it is determined that they have a controlling financial interest in a VIE and therefore, are the primary beneficiary of that VIE, as defined by the accounting guidance for “Variable Interest Entities.” In determining whether they are the primary beneficiary of a VIE, management considers for each Registrant Subsidiary factors such as equity at risk, the amount of the VIE's variability the Registrant Subsidiary absorbs, guarantees of indebtedness, voting rights including kick-out rights, the power to direct the VIE, variable interests held by related parties and other factors. Management believes that significant assumptions and judgments were applied consistently. In addition, the Registrant Subsidiaries have not provided financial or other support to any VIE that was not previously contractually required.

SWEPCo is the primary beneficiary of Sabine. I&M is the primary beneficiary of DCC Fuel. APCo, I&M, OPCo, PSO and SWEPCo each hold a significant variable interest in AEPSC. I&M and OPCo each hold a significant variable interest in AEGCo. SWEPCo holds a significant variable interest in DHLC.

I&M has nuclear fuel lease agreements with DCC Fuel LLC, DCC Fuel II LLC, DCC Fuel III LLC, DCC Fuel IV LLC and DCC Fuel V LLC (collectively DCC Fuel). DCC Fuel was formed for the purpose of acquiring, owning and leasing nuclear fuel to I&M. DCC Fuel purchased the nuclear fuel from I&M with funds received from the issuance of notes to financial institutions. Each entity is a single-lessee leasing arrangement with only one asset and is capitalized with all debt. Each is a separate legal entity from I&M, the assets of which are not available to satisfy the debts of I&M. Payments on the leases for the years ended December 31, 2012, 2011 and 2010 were $127 million, $85 million and $59 million, respectively. The leases were recorded as capital leases on I&M's balance sheet as title to the nuclear fuel transfers to I&M at the end of the respective lease terms, which do not exceed 54 months. Based on I&M's control of DCC Fuel, management concluded that I&M is the primary beneficiary and is required to consolidate DCC Fuel. The capital leases are eliminated upon consolidation. See the table below for the classification of DCC Fuel's assets and liabilities on I&M's balance sheets.

The balances below represent the assets and liabilities of DCC Fuel that are consolidated. These balances include intercompany transactions that are eliminated upon consolidation.

INDIANA MICHIGAN POWER COMPANY AND SUBSIDIARIES
VARIABLE INTEREST ENTITIES
December 31, 2012 and 2011
(in thousands)
	DCC Fuel
ASSETS	2012	2011
Current Assets	$132,886	$118,144
Net Property, Plant and Equipment	176,065	188,375
Other Noncurrent Assets	92,473	117,772
Total Assets	$401,424	$424,291

LIABILITIES AND EQUITY
Current Liabilities	$120,873	$102,946
Noncurrent Liabilities	280,551	321,345
Equity	-	-
Total Liabilities and Equity	$401,424	$424,291

AEPSC provides certain managerial and professional services to AEP's subsidiaries. AEP is the sole equity owner of AEPSC. AEP management controls the activities of AEPSC. The costs of the services are based on a direct charge or on a prorated basis and billed to the AEP subsidiary companies at AEPSC's cost. AEP subsidiaries have not provided financial or other support outside of the reimbursement of costs for services rendered. AEPSC finances its operations through cost reimbursement from other AEP subsidiaries. There are no other terms or arrangements between AEPSC and any of the AEP subsidiaries that could require additional financial support from an AEP subsidiary or expose them to losses outside of the normal course of business. AEPSC and its billings are subject to regulation by the FERC. AEP subsidiaries are exposed to losses to the extent they cannot recover the costs of AEPSC through their normal business operations. AEP subsidiaries are considered to have a significant interest in AEPSC due to their activity in AEPSC's cost reimbursement structure. However, AEP subsidiaries do not have control over AEPSC. AEPSC is consolidated by AEP. In the event AEPSC would require financing or other support outside the cost reimbursement billings, this financing would be provided by AEP.

Total AEPSC billings to the Registrant Subsidiaries were as follows:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$195,176	$195,787	$238,367
I&M	127,232	126,505	139,920
OPCo	277,232	279,652	332,431
PSO	89,199	84,028	102,116
SWEPCo	136,642	130,148	147,928

The carrying amount and classification of variable interest in AEPSC's accounts payable are as follows:

	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
Company	the Balance Sheet	Exposure	the Balance Sheet	Exposure
	(in thousands)
APCo	$29,819	$29,819	$20,812	$20,812
I&M	17,911	17,911	13,741	13,741
OPCo	39,323	39,323	29,823	29,823
PSO	13,381	13,381	9,280	9,280
SWEPCo	19,669	19,669	14,699	14,699

AEGCo, a wholly-owned subsidiary of AEP, is consolidated by AEP. AEGCo owns a 50% ownership interest in Rockport Plant Unit 1, leases a 50% interest in Rockport Plant Unit 2 and owns 100% of the Lawrenceburg Generating Station. AEGCo sells all the output from the Rockport Plant to I&M and KPCo. AEGCo leases the Lawrenceburg Generating Station to OPCo. AEP guarantees all the debt obligations of AEGCo. I&M and OPCo are considered to have a significant interest in AEGCo due to these transactions. I&M and OPCo are exposed to losses to the extent they cannot recover the costs of AEGCo through their normal business operations. In the event AEGCo would require financing or other support outside the billings to I&M, OPCo and KPCo, this financing would be provided by AEP. For additional information regarding AEGCo's lease, see “Rockport Lease” section of Note 11.

Total billings from AEGCo were as follows:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
I&M	$238,865	$228,739	$235,741
OPCo	203,582	185,741	113,801

The carrying amount and classification of variable interest in AEGCo's accounts payable are as follows:

	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
Company	the Balance Sheet	Exposure	the Balance Sheet	Exposure

	(in thousands)
I&M	$25,498	$25,498	$25,731	$25,731
OPCo	16,302	16,302	22,139	22,139

Ohio Power Co [Member]
Variable Interest Entities

14. VARIABLE INTEREST ENTITIES

The accounting guidance for “Variable Interest Entities” is a consolidation model that considers if a company has a controlling financial interest in a VIE. A controlling financial interest will have both (a) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Entities are required to consolidate a VIE when it is determined that they have a controlling financial interest in a VIE and therefore, are the primary beneficiary of that VIE, as defined by the accounting guidance for “Variable Interest Entities.” In determining whether they are the primary beneficiary of a VIE, management considers for each Registrant Subsidiary factors such as equity at risk, the amount of the VIE's variability the Registrant Subsidiary absorbs, guarantees of indebtedness, voting rights including kick-out rights, the power to direct the VIE, variable interests held by related parties and other factors. Management believes that significant assumptions and judgments were applied consistently. In addition, the Registrant Subsidiaries have not provided financial or other support to any VIE that was not previously contractually required.

SWEPCo is the primary beneficiary of Sabine. I&M is the primary beneficiary of DCC Fuel. APCo, I&M, OPCo, PSO and SWEPCo each hold a significant variable interest in AEPSC. I&M and OPCo each hold a significant variable interest in AEGCo. SWEPCo holds a significant variable interest in DHLC.

AEPSC provides certain managerial and professional services to AEP's subsidiaries. AEP is the sole equity owner of AEPSC. AEP management controls the activities of AEPSC. The costs of the services are based on a direct charge or on a prorated basis and billed to the AEP subsidiary companies at AEPSC's cost. AEP subsidiaries have not provided financial or other support outside of the reimbursement of costs for services rendered. AEPSC finances its operations through cost reimbursement from other AEP subsidiaries. There are no other terms or arrangements between AEPSC and any of the AEP subsidiaries that could require additional financial support from an AEP subsidiary or expose them to losses outside of the normal course of business. AEPSC and its billings are subject to regulation by the FERC. AEP subsidiaries are exposed to losses to the extent they cannot recover the costs of AEPSC through their normal business operations. AEP subsidiaries are considered to have a significant interest in AEPSC due to their activity in AEPSC's cost reimbursement structure. However, AEP subsidiaries do not have control over AEPSC. AEPSC is consolidated by AEP. In the event AEPSC would require financing or other support outside the cost reimbursement billings, this financing would be provided by AEP.

Total AEPSC billings to the Registrant Subsidiaries were as follows:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$195,176	$195,787	$238,367
I&M	127,232	126,505	139,920
OPCo	277,232	279,652	332,431
PSO	89,199	84,028	102,116
SWEPCo	136,642	130,148	147,928

The carrying amount and classification of variable interest in AEPSC's accounts payable are as follows:

	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
Company	the Balance Sheet	Exposure	the Balance Sheet	Exposure
	(in thousands)
APCo	$29,819	$29,819	$20,812	$20,812
I&M	17,911	17,911	13,741	13,741
OPCo	39,323	39,323	29,823	29,823
PSO	13,381	13,381	9,280	9,280
SWEPCo	19,669	19,669	14,699	14,699

AEGCo, a wholly-owned subsidiary of AEP, is consolidated by AEP. AEGCo owns a 50% ownership interest in Rockport Plant Unit 1, leases a 50% interest in Rockport Plant Unit 2 and owns 100% of the Lawrenceburg Generating Station. AEGCo sells all the output from the Rockport Plant to I&M and KPCo. AEGCo leases the Lawrenceburg Generating Station to OPCo. AEP guarantees all the debt obligations of AEGCo. I&M and OPCo are considered to have a significant interest in AEGCo due to these transactions. I&M and OPCo are exposed to losses to the extent they cannot recover the costs of AEGCo through their normal business operations. In the event AEGCo would require financing or other support outside the billings to I&M, OPCo and KPCo, this financing would be provided by AEP. For additional information regarding AEGCo's lease, see “Rockport Lease” section of Note 11.

Total billings from AEGCo were as follows:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
I&M	$238,865	$228,739	$235,741
OPCo	203,582	185,741	113,801

The carrying amount and classification of variable interest in AEGCo's accounts payable are as follows:

	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
Company	the Balance Sheet	Exposure	the Balance Sheet	Exposure

	(in thousands)
I&M	$25,498	$25,498	$25,731	$25,731
OPCo	16,302	16,302	22,139	22,139

Public Service Co of Oklahoma [Member]
Variable Interest Entities

14. VARIABLE INTEREST ENTITIES

The accounting guidance for “Variable Interest Entities” is a consolidation model that considers if a company has a controlling financial interest in a VIE. A controlling financial interest will have both (a) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Entities are required to consolidate a VIE when it is determined that they have a controlling financial interest in a VIE and therefore, are the primary beneficiary of that VIE, as defined by the accounting guidance for “Variable Interest Entities.” In determining whether they are the primary beneficiary of a VIE, management considers for each Registrant Subsidiary factors such as equity at risk, the amount of the VIE's variability the Registrant Subsidiary absorbs, guarantees of indebtedness, voting rights including kick-out rights, the power to direct the VIE, variable interests held by related parties and other factors. Management believes that significant assumptions and judgments were applied consistently. In addition, the Registrant Subsidiaries have not provided financial or other support to any VIE that was not previously contractually required.

SWEPCo is the primary beneficiary of Sabine. I&M is the primary beneficiary of DCC Fuel. APCo, I&M, OPCo, PSO and SWEPCo each hold a significant variable interest in AEPSC. I&M and OPCo each hold a significant variable interest in AEGCo. SWEPCo holds a significant variable interest in DHLC.

AEPSC provides certain managerial and professional services to AEP's subsidiaries. AEP is the sole equity owner of AEPSC. AEP management controls the activities of AEPSC. The costs of the services are based on a direct charge or on a prorated basis and billed to the AEP subsidiary companies at AEPSC's cost. AEP subsidiaries have not provided financial or other support outside of the reimbursement of costs for services rendered. AEPSC finances its operations through cost reimbursement from other AEP subsidiaries. There are no other terms or arrangements between AEPSC and any of the AEP subsidiaries that could require additional financial support from an AEP subsidiary or expose them to losses outside of the normal course of business. AEPSC and its billings are subject to regulation by the FERC. AEP subsidiaries are exposed to losses to the extent they cannot recover the costs of AEPSC through their normal business operations. AEP subsidiaries are considered to have a significant interest in AEPSC due to their activity in AEPSC's cost reimbursement structure. However, AEP subsidiaries do not have control over AEPSC. AEPSC is consolidated by AEP. In the event AEPSC would require financing or other support outside the cost reimbursement billings, this financing would be provided by AEP.

Total AEPSC billings to the Registrant Subsidiaries were as follows:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$195,176	$195,787	$238,367
I&M	127,232	126,505	139,920
OPCo	277,232	279,652	332,431
PSO	89,199	84,028	102,116
SWEPCo	136,642	130,148	147,928

The carrying amount and classification of variable interest in AEPSC's accounts payable are as follows:

	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
Company	the Balance Sheet	Exposure	the Balance Sheet	Exposure
	(in thousands)
APCo	$29,819	$29,819	$20,812	$20,812
I&M	17,911	17,911	13,741	13,741
OPCo	39,323	39,323	29,823	29,823
PSO	13,381	13,381	9,280	9,280
SWEPCo	19,669	19,669	14,699	14,699

Southwestern Electric Power Co [Member]
Variable Interest Entities

14. VARIABLE INTEREST ENTITIES

The accounting guidance for “Variable Interest Entities” is a consolidation model that considers if a company has a controlling financial interest in a VIE. A controlling financial interest will have both (a) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Entities are required to consolidate a VIE when it is determined that they have a controlling financial interest in a VIE and therefore, are the primary beneficiary of that VIE, as defined by the accounting guidance for “Variable Interest Entities.” In determining whether they are the primary beneficiary of a VIE, management considers for each Registrant Subsidiary factors such as equity at risk, the amount of the VIE's variability the Registrant Subsidiary absorbs, guarantees of indebtedness, voting rights including kick-out rights, the power to direct the VIE, variable interests held by related parties and other factors. Management believes that significant assumptions and judgments were applied consistently. In addition, the Registrant Subsidiaries have not provided financial or other support to any VIE that was not previously contractually required.

SWEPCo is the primary beneficiary of Sabine. I&M is the primary beneficiary of DCC Fuel. APCo, I&M, OPCo, PSO and SWEPCo each hold a significant variable interest in AEPSC. I&M and OPCo each hold a significant variable interest in AEGCo. SWEPCo holds a significant variable interest in DHLC.

Sabine is a mining operator providing mining services to SWEPCo. SWEPCo has no equity investment in Sabine but is Sabine's only customer. SWEPCo guarantees the debt obligations and lease obligations of Sabine. Under the terms of the note agreements, substantially all assets are pledged and all rights under the lignite mining agreement are assigned to SWEPCo. The creditors of Sabine have no recourse to any AEP entity other than SWEPCo. Under the provisions of the mining agreement, SWEPCo is required to pay, as a part of the cost of lignite delivered, an amount equal to mining costs plus a management fee. In addition, SWEPCo determines how much coal will be mined each year. Based on these facts, management concluded that SWEPCo is the primary beneficiary and is required to consolidate Sabine. SWEPCo's total billings from Sabine for the years ended December 31, 2012, 2011 and 2010 were $147 million, $128 million and $133 million, respectively. See the tables below for the classification of Sabine's assets and liabilities on SWEPCo's balance sheets.

The balances below represent the assets and liabilities of Sabine that are consolidated. These balances include intercompany transactions that are eliminated upon consolidation.

SOUTHWESTERN ELECTRIC POWER COMPANY CONSOLIDATED
VARIABLE INTEREST ENTITIES
December 31, 2012 and 2011
(in thousands)
	Sabine
	2012	2011
ASSETS
Current Assets	$56,535	$48,044
Net Property, Plant and Equipment	170,436	153,715
Other Noncurrent Assets	55,076	42,574
Total Assets	$282,047	$244,333

LIABILITIES AND EQUITY
Current Liabilities	$31,446	$67,779
Noncurrent Liabilities	250,340	176,163
Equity	261	391
Total Liabilities and Equity	$282,047	$244,333

DHLC is a mining operator which sells 50% of the lignite produced to SWEPCo and 50% to CLECO. SWEPCo and CLECO share the executive board seats and voting rights equally. Each entity guarantees 50% of DHLC's debt. SWEPCo and CLECO equally approve DHLC's annual budget. The creditors of DHLC have no recourse to any AEP entity other than SWEPCo. As SWEPCo is the sole equity owner of DHLC, it receives 100% of the management fee. SWEPCo's total billings from DHLC for the years ended December 31, 2012, 2011 and 2010 were $77 million, $62 million and $56 million, respectively. SWEPCo is not required to consolidate DHLC as it is not the primary beneficiary, although SWEPCo holds a significant variable interest in DHLC. SWEPCo's equity investment in DHLC is included in Deferred Charges and Other Noncurrent Assets on SWEPCo's balance sheets.

SWEPCo's investment in DHLC was:

	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
	the Balance Sheet	Exposure	the Balance Sheet	Exposure
	(in thousands)
Capital Contribution from SWEPCo	$7,643	$7,643	$7,643	$7,643
Retained Earnings	946	946	1,120	1,120
SWEPCo's Guarantee of Debt	-	49,564	-	52,310

Total Investment in DHLC	$8,589	$58,153	$8,763	$61,073

AEPSC provides certain managerial and professional services to AEP's subsidiaries. AEP is the sole equity owner of AEPSC. AEP management controls the activities of AEPSC. The costs of the services are based on a direct charge or on a prorated basis and billed to the AEP subsidiary companies at AEPSC's cost. AEP subsidiaries have not provided financial or other support outside of the reimbursement of costs for services rendered. AEPSC finances its operations through cost reimbursement from other AEP subsidiaries. There are no other terms or arrangements between AEPSC and any of the AEP subsidiaries that could require additional financial support from an AEP subsidiary or expose them to losses outside of the normal course of business. AEPSC and its billings are subject to regulation by the FERC. AEP subsidiaries are exposed to losses to the extent they cannot recover the costs of AEPSC through their normal business operations. AEP subsidiaries are considered to have a significant interest in AEPSC due to their activity in AEPSC's cost reimbursement structure. However, AEP subsidiaries do not have control over AEPSC. AEPSC is consolidated by AEP. In the event AEPSC would require financing or other support outside the cost reimbursement billings, this financing would be provided by AEP.

Total AEPSC billings to the Registrant Subsidiaries were as follows:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$195,176	$195,787	$238,367
I&M	127,232	126,505	139,920
OPCo	277,232	279,652	332,431
PSO	89,199	84,028	102,116
SWEPCo	136,642	130,148	147,928

The carrying amount and classification of variable interest in AEPSC's accounts payable are as follows:

	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
Company	the Balance Sheet	Exposure	the Balance Sheet	Exposure
	(in thousands)
APCo	$29,819	$29,819	$20,812	$20,812
I&M	17,911	17,911	13,741	13,741
OPCo	39,323	39,323	29,823	29,823
PSO	13,381	13,381	9,280	9,280
SWEPCo	19,669	19,669	14,699	14,699

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant And Equipment

16. PROPERTY, PLANT AND EQUIPMENT

Depreciation, Depletion and Amortization

We provide for depreciation of Property, Plant and Equipment, excluding coal-mining properties, on a straight-line basis over the estimated useful lives of property, generally using composite rates by functional class. The following tables provide the annual property information:

2012	Regulated	Nonregulated
Annual	Annual
Functional	Property,	Composite	Property,	Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable	Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate Ranges	Life Ranges	Equipment	Depreciation	Rate Ranges	Life Ranges
(in millions)	(in years)	(in millions)	(in years)
Generation	$16,973	$6,962	1.7	-	3.8%	31	-	132	$9,306	$3,526	2.6	-	3.3%	35	-	66
Transmission	9,846	2,720	1.2	-	2.8%	25	-	87	-	-	NA	NA
Distribution	15,565	3,837	2.4	-	3.9%	11	-	75	-	-	NA	NA
CWIP	1,600	(27)	NM	NM	219	1	NM	NM
Other	2,644	1,238	1.8	-	9.6%	5	-	75	1,301	434	NM	NM
Total	$46,628	$14,730	$10,826	$3,961

2011	Regulated	Nonregulated
Annual	Annual
Functional	Property,	Composite	Property,	Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable	Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate Ranges	Life Ranges	Equipment	Depreciation	Rate Ranges	Life Ranges
(in millions)	(in years)	(in millions)	(in years)
Generation	$14,804	$6,692	1.6	-	3.8%	9	-	132	$10,134	$3,904	2.6	-	3.5%	20	-	66
Transmission	9,048	2,600	1.3	-	2.7%	25	-	87	-	-	NA	NA
Distribution	14,783	3,828	2.4	-	4.0%	11	-	75	-	-	NA	NA
CWIP	2,913	(a)	36	NM	NM	208	1	NM	NM
Other	2,587	1,246	1.7	-	9.3%	5	-	55	1,193	392	NM	NM
Total	$44,135	$14,402	$11,535	$4,297

2010	Regulated	Nonregulated
Annual	Annual
Composite	Composite
Depreciation	Depreciable	Depreciation	Depreciable
Functional Class of Property	Rate Ranges	Life Ranges	Rate Ranges	Life Ranges
(in years)	(in years)
Generation	1.6	-	3.8%	9	-	132	2.2	-	5.1%	20	-	70
Transmission	1.4	-	3.0%	25	-	87	NA	NA
Distribution	2.4	-	3.9%	11	-	75	NA	NA
CWIP	NM	NM	NM	NM
Other	3.0	-	12.5%	5	-	55	NM	NM

(a)	Includes CWIP related to SWEPCo's Arkansas jurisdictional share of the Turk Plant.
NA	Not applicable.
NM	Not meaningful.

We provide for depreciation, depletion and amortization of coal-mining assets over each asset's estimated useful life or the estimated life of each mine, whichever is shorter, using the straight-line method for mining structures and equipment. We use either the straight-line method or the units-of-production method to amortize mine development costs and deplete coal rights based on estimated recoverable tonnages. We include these costs in the cost of coal charged to fuel expense.

For rate-regulated operations, the composite depreciation rate generally includes a component for non-asset retirement obligation (non-ARO) removal costs, which is credited to Accumulated Depreciation and Amortization. Actual removal costs incurred are charged to Accumulated Depreciation and Amortization. Any excess of accrued non-ARO removal costs over actual removal costs incurred is reclassified from Accumulated Depreciation and Amortization and reflected as a regulatory liability. For nonregulated operations, non-ARO removal costs are expensed as incurred.

Asset Retirement Obligations (ARO)

We record ARO in accordance with the accounting guidance for “Asset Retirement and Environmental Obligations” for our legal obligations for asbestos removal and for the retirement of certain ash disposal facilities, closure and monitoring of underground carbon storage facilities at Mountaineer Plant, wind farms and certain coal mining facilities, as well as for nuclear decommissioning of our Cook Plant. We have identified, but not recognized, ARO liabilities related to electric transmission and distribution assets as a result of certain easements on property on which we have assets. Generally, such easements are perpetual and require only the retirement and removal of our assets upon the cessation of the property's use. We do not estimate the retirement for such easements because we plan to use our facilities indefinitely. The retirement obligation would only be recognized if and when we abandon or cease the use of specific easements, which is not expected.

The following is a reconciliation of the 2012 and 2011 aggregate carrying amounts of ARO:

Carrying
Amount
of ARO
(in millions)
ARO as of December 31, 2010	$1,398
Accretion Expense	82
Liabilities Incurred	7
Liabilities Settled	(26)
Revisions in Cash Flow Estimates	13
ARO as of December 31, 2011 (a)	1,474
Accretion Expense	85
Liabilities Incurred	17
Liabilities Settled	(24)
Revisions in Cash Flow Estimates	144
ARO as of December 31, 2012	$1,696

(a)       The current portion of our ARO, totaling $2 million, is included in Other Current Liabilities on our 2011 balance sheet.

As of December 31, 2012 and 2011, our ARO liability was $1.7 billion and $1.5 billion, respectively, and included $1.2 billion and $979 million, respectively, for nuclear decommissioning of the Cook Plant. As of December 31, 2012 and 2011, the fair value of assets that are legally restricted for purposes of settling the nuclear decommissioning liabilities totaled $1.4 billion and $1.3 billion, respectively, and are recorded in Spent Nuclear Fuel and Decommissioning Trusts on the balance sheets.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

Our amounts of allowance for borrowed, including interest capitalized, and equity funds used during construction is summarized in the following table:

	Years Ended December 31,
	2012	2011	2010
	(in millions)
Allowance for Equity Funds Used During Construction	$93	$98	$77
Allowance for Borrowed Funds Used During Construction	69	63	53

Jointly-owned Electric Facilities

We have electric facilities that are jointly-owned with nonaffiliated companies. Using our own financing, we are obligated to pay a share of the costs of these jointly-owned facilities in the same proportion as our ownership interest. Our proportionate share of the operating costs associated with such facilities is included on the statements of income and the investments and accumulated depreciation are reflected on the balance sheets under Property, Plant and Equipment as follows:

			Company’s Share as of December 31, 2012
				Construction
	Fuel	Percent of	Utility Plant	Work in	Accumulated
	Type	Ownership	in Service	Progress	Depreciation
			(in millions)
W.C. Beckjord Generating Station (Unit No. 6) (a)	Coal	12.5%	$-	$-	$-
Conesville Generating Station (Unit No. 4) (b)	Coal	43.5%	310	26	59
J.M. Stuart Generating Station (c)	Coal	26.0%	542	11	181
Wm. H. Zimmer Generating Station (a)	Coal	25.4%	807	2	387
Dolet Hills Generating Station (Unit No. 1) (d)	Lignite	40.2%	263	8	195
Flint Creek Generating Station (Unit No. 1) (e)	Coal	50.0%	121	14	64
Pirkey Generating Station (Unit No. 1) (e)	Lignite	85.9%	514	16	371
Oklaunion Generating Station (Unit No. 1) (f)	Coal	70.3%	403	4	216
Turk Generating Plant (g)	Coal	73.33%	1,613	(3)	-
Transmission	NA	(h)	69	4	50
Total			$4,642	$82	$1,523

			Company’s Share as of December 31, 2011
				Construction
	Fuel	Percent of	Utility Plant	Work in	Accumulated
	Type	Ownership	in Service	Progress	Depreciation
			(in millions)
W.C. Beckjord Generating Station (Unit No. 6) (a)	Coal	12.5%	$19	$-	$8
Conesville Generating Station (Unit No. 4) (b)	Coal	43.5%	310	12	54
J.M. Stuart Generating Station (c)	Coal	26.0%	529	13	172
Wm. H. Zimmer Generating Station (a)	Coal	25.4%	771	20	377
Dolet Hills Generating Station (Unit No. 1) (d)	Lignite	40.2%	264	-	193
Flint Creek Generating Station (Unit No. 1) (e)	Coal	50.0%	118	6	63
Pirkey Generating Station (Unit No. 1) (e)	Lignite	85.9%	513	1	362
Oklaunion Generating Station (Unit No. 1) (f)	Coal	70.3%	401	2	208
Turk Generating Plant (g)	Coal	73.33%	-	1,326	-
Transmission	NA	(h)	63	6	50
Total			$2,988	$1,386	$1,487

(a)       Operated by Duke Energy Corporation, a nonaffiliated company. AEP's portion of this unit was impaired in the fourth quarter of 2012. See "Impairments" section of Note 6.

(b)       Operated by OPCo.

(c)       Operated by The Dayton Power & Light Company, a nonaffiliated company.

(d)       Operated by CLECO, a nonaffiliated company.

(e)       Operated by SWEPCo.

(f)       Operated by PSO and also jointly-owned (54.7%) by TNC.

(g)       Turk Generating Plant was placed in service in December 2012. SWEPCo jointly owns the plant with Arkansas Electric Cooperative Corporation (11.67%), East Texas Electric Cooperative (8.33%) and Oklahoma Municipal Power Authority (6.67%). Through December 2012, construction costs totaling $457 million have been billed to the other owners.

(h)       Varying percentages of ownership.

NA       Not applicable.

Appalachian Power Co [Member]
Property, Plant And Equipment

15. PROPERTY, PLANT AND EQUIPMENT

Depreciation, Depletion and Amortization

The Registrant Subsidiaries provide for depreciation of Property, Plant and Equipment, excluding coal-mining properties, on a straight-line basis over the estimated useful lives of property, generally using composite rates by functional class. The following tables provide annual property information for the Registrant Subsidiaries:

APCo

2012	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$5,632,665	$1,928,562	3.0%	40	-	121	$-	$-	NA	NA
Transmission	2,042,144	468,633	1.6%	25	-	87	-	-	NA	NA
Distribution	2,991,898	641,504	3.4%	13	-	57	-	-	NA	NA
CWIP	266,247	(19,379)	NM	NM			-	-	NA	NA
Other	340,027	164,932	6.8%	24	-	55	33,300	12,387	NM	NM
Total	$11,272,981	$3,184,252					$33,300	$12,387

2011	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$5,194,967	$1,783,154	2.6%	40	-	121	$-	$-	NA	NA
Transmission	1,943,969	457,235	1.6%	25	-	87	-	-	NA	NA
Distribution	2,845,405	595,122	3.2%	11	-	52	-	-	NA	NA
CWIP	565,841	(9,918)	NM	NM			-	-	NA	NA
Other	323,630	155,688	6.6%	24	-	55	33,696	12,735	NM	NM
Total	$10,873,812	$2,981,281					$33,696	$12,735

2010	Regulated				Nonregulated
	Annual Composite	Depreciable			Annual Composite	Depreciable
Functional Class of Property	Depreciation Rate	Life Ranges			Depreciation Rate	Life Ranges
		(in years)				(in years)
Generation	2.4%	40	-	121	NA	NA
Transmission	1.6%	25	-	87	NA	NA
Distribution	3.2%	11	-	52	NA	NA
CWIP	NM	NM			NA	NA
Other	7.8%	24	-	55	NM	NM

NA Not applicable.
NM Not meaningful.

For rate-regulated operations, the composite depreciation rate generally includes a component for nonasset retirement obligation (non-ARO) removal costs, which is credited to Accumulated Depreciation and Amortization. Actual removal costs incurred are charged to Accumulated Depreciation and Amortization. Any excess of accrued non-ARO removal costs over actual removal costs incurred is reclassified from Accumulated Depreciation and Amortization and reflected as a regulatory liability. For nonregulated operations, non-ARO removal costs are expensed as incurred.

Asset Retirement Obligations (ARO)

The Registrant Subsidiaries record ARO in accordance with the accounting guidance for “Asset Retirement and Environmental Obligations” for the retirement of certain ash disposal facilities, closure and monitoring of underground carbon storage facilities at Mountaineer Plant and coal mining facilities as well as asbestos removal. I&M records ARO for the decommissioning of the Cook Plant. The Registrant Subsidiaries have identified, but not recognized, ARO liabilities related to electric transmission and distribution assets as a result of certain easements on property on which assets are owned. Generally, such easements are perpetual and require only the retirement and removal of assets upon the cessation of the property's use. The retirement obligation is not estimable for such easements since the Registrant Subsidiaries plan to use their facilities indefinitely. The retirement obligation would only be recognized if and when the Registrant Subsidiaries abandon or cease the use of specific easements, which is not expected.

The following is a reconciliation of the 2012 and 2011 aggregate carrying amounts of ARO by Registrant Subsidiary:

	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2011	Expense	Incurred	Settled	Estimates	2012
	(in thousands)
APCo (a)(d)	$112,767	$7,264	$-	$(8,921)	$4,058	$115,168
I&M (a)(b)(d)	1,013,122	53,848	-	(806)	126,149	1,192,313
OPCo (a)(d)	241,828	15,113	-	(8,294)	21,293	269,940
PSO (a)(d)	19,623	1,572	84	(949)	1,669	21,999
SWEPCo (a)(c)(d)(e)	67,183	5,511	17,380	(3,831)	(8,226)	78,017

	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2010	Expense	Incurred	Settled	Estimates	2011
	(in thousands)
APCo (a)(d)	$141,924	$9,534	$3	$(3,600)	$(35,094)	$112,767
I&M (a)(b)(d)	963,029	51,308	-	(1,370)	155	1,013,122
OPCo (a)(d)	189,271	13,499	165	(4,872)	43,765	241,828
PSO (a)(d)	21,557	1,708	-	(414)	(3,228)	19,623
SWEPCo (a)(c)(d)(e)	59,382	4,114	7,063	(14,947)	11,571	67,183

(a)       Includes ARO related to ash disposal facilities.

(b)       Includes ARO related to nuclear decommissioning costs for the Cook Plant of $1.2 billion and $979 million as of December 31, 2012 and 2011, respectively.

(c)       Includes ARO related to Sabine and DHLC.

(d)       Includes ARO related to asbestos removal.

(e)       The current portion of SWEPCo's ARO totaling $1.5 million as of December 31, 2011 is included in Other Current Liabilities on SWEPCo's balance sheets.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

The Registrant Subsidiaries' amounts of allowance for equity funds used during construction are summarized in the following table:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,684	$9,212	$2,967
I&M	9,724	15,395	15,678
OPCo	3,492	5,549	5,949
PSO	2,007	1,317	804
SWEPCo	57,054	48,731	45,646

The Registrant Subsidiaries' amounts of allowance for borrowed funds used during construction, including capitalized interest, are summarized in the following table:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,347	$6,257	$2,251
I&M	4,717	7,838	8,500
OPCo	9,046	2,350	3,786
PSO	1,098	822	572
SWEPCo	48,499	40,904	33,668

Jointly-owned Electric Facilities

The Registrant Subsidiaries have electric facilities that are jointly-owned with affiliated and nonaffiliated companies. Using its own financing, each participating company is obligated to pay its share of the costs of any such jointly-owned facilities in the same proportion as its ownership interest. Each Registrant Subsidiary's proportionate share of the operating costs associated with such facilities is included in its statements of income and the investments and accumulated depreciation are reflected in its balance sheets under Property, Plant and Equipment as follows:

				Company’s Share as of December 31, 2012
					Construction
		Fuel	Percent of	Utility Plant	Work in	Accumulated
Company		Type	Ownership	in Service	Progress	Depreciation
				(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	33.33%	$563,470	$14,188	$108,441

I&M
Rockport Generating Plant (Unit No. 1) (b)		Coal	50.0%	$762,737	$55,420	$456,436

OPCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	66.67%	$995,005	$14,093	$213,163
W.C. Beckjord Generating Station		Coal	12.5%	-	-	-
2	(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)		Coal	43.5%	310,342	26,067	58,677
J.M. Stuart Generating Station (e)		Coal	26.0%	541,719	11,151	180,687
Wm. H. Zimmer Generating Station (c)		Coal	25.4%	807,431	1,817	387,209
Transmission		NA	(f)	69,148	4,101	50,516
Total				$2,723,645	$57,229	$890,252

PSO
Oklaunion Generating Station (Unit No. 1) (g)		Coal	15.6%	$93,218	$939	$57,060

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)		Lignite	40.2%	$262,649	$7,523	$195,336
Flint Creek Generating Station (Unit No. 1) (i)		Coal	50.0%	121,052	14,272	64,348
Pirkey Generating Station (Unit No. 1) (i)		Lignite	85.9%	513,833	16,029	371,015
Turk Generating Plant (j)		Coal	73.33%	1,612,618	(2,669)	59
Total				$2,510,152	$35,155	$630,758

			Company’s Share as of December 31, 2011
				Construction
	Fuel	Percent of	Utility Plant	Work in	Accumulated
Company	Type	Ownership	in Service	Progress	Depreciation
			(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	33.33%	$554,555	$16,987	$93,404

I&M
Rockport Generating Plant (Unit No. 1) (b)	Coal	50.0%	$759,033	$19,357	$443,857

OPCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	66.67%	$988,510	$15,344	$188,820
W.C. Beckjord Generating Station	Coal	12.5%	19,131	108	8,476
(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)	Coal	43.5%	309,771	11,633	53,980
J.M. Stuart Generating Station (e)	Coal	26.0%	528,271	13,292	171,830
Wm. H. Zimmer Generating Station (c)	Coal	25.4%	771,158	19,949	376,585
Transmission	NA	(f)	63,115	5,805	49,487
Total			$2,679,956	$66,131	$849,178

PSO
Oklaunion Generating Station (Unit No. 1) (g)	Coal	15.6%	$92,805	$446	$56,539

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)	Lignite	40.2%	$264,487	$465	$193,565
Flint Creek Generating Station (Unit No. 1) (i)	Coal	50.0%	118,163	6,532	62,988
Pirkey Generating Station (Unit No. 1) (i)	Lignite	85.9%	512,557	674	361,667
Turk Generating Plant (j)	Coal	73.33%	-	1,326,013	-
Total			$895,207	$1,333,684	$618,220

(a)       Operated by APCo.

(b)       Operated by I&M.

(c)       Operated by Duke Energy Corporation, a nonaffiliated company. AEP's portion of this unit was impaired in the fourth quarter of 2012. See "Impairments" section of Note 5.

(d)       Operated by OPCo.

(e)       Operated by The Dayton Power & Light Company, a nonaffiliated company.

(f)       Varying percentages of ownership.

(g)       Operated by PSO and also jointly-owned (54.7%) by TNC.

(h)       Operated by CLECO, a nonaffiliated company.

(i)       Operated by SWEPCo.

(j)       Turk Generating Plant was placed in service in December 2012. SWEPCo jointly owns the plant with Arkansas Electric Cooperative Corporation (11.67%), East Texas Electric Cooperative (8.33%) and Oklahoma Municipal Power Authority (6.67%). Through December 2012, construction costs totaling $457 million have been billed to the other owners.

NA       Not applicable.

Indiana Michigan Power Co [Member]
Property, Plant And Equipment

15. PROPERTY, PLANT AND EQUIPMENT

Depreciation, Depletion and Amortization

The Registrant Subsidiaries provide for depreciation of Property, Plant and Equipment, excluding coal-mining properties, on a straight-line basis over the estimated useful lives of property, generally using composite rates by functional class. The following tables provide annual property information for the Registrant Subsidiaries:

I&M

2012	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$4,062,733	$2,130,136	1.7%	59	-	132	$-	$-	NA	NA
Transmission	1,278,236	411,825	1.5%	46	-	75	-	-	NA	NA
Distribution	1,553,358	373,342	2.5%	14	-	70	-	-	NA	NA
CWIP	341,063	65,449	NM	NM			-	-	NA	NA
Other	573,836	141,291	9.6%	14	-	40	151,477	110,092	NM	NM
Total	$7,809,226	$3,122,043					$151,477	$110,092

2011	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$3,932,472	$2,078,651	1.6%	59	-	132	$-	$-	NA	NA
Transmission	1,224,786	414,941	1.4%	46	-	75	-	-	NA	NA
Distribution	1,481,608	374,137	2.4%	14	-	70	-	-	NA	NA
CWIP	236,096	60,665	NM	NM			-	-	NA	NA
Other	559,698	143,312	7.4%	NM			149,860	108,214	NM	NM
Total	$7,434,660	$3,071,706					$149,860	$108,214

2010	Regulated				Nonregulated
	Annual Composite	Depreciable			Annual Composite	Depreciable
Functional Class of Property	Depreciable Rate	Life Ranges			Depreciable Rate	Life Ranges
		(in years)				(in years)
Generation	1.6%	59	-	132	NA	NA
Transmission	1.4%	46	-	75	NA	NA
Distribution	2.5%	14	-	70	NA	NA
CWIP	NM	NM			NA	NA
Other	11.7%	NM			NM	NM

NA Not applicable.
NM Not meaningful.

For rate-regulated operations, the composite depreciation rate generally includes a component for nonasset retirement obligation (non-ARO) removal costs, which is credited to Accumulated Depreciation and Amortization. Actual removal costs incurred are charged to Accumulated Depreciation and Amortization. Any excess of accrued non-ARO removal costs over actual removal costs incurred is reclassified from Accumulated Depreciation and Amortization and reflected as a regulatory liability. For nonregulated operations, non-ARO removal costs are expensed as incurred.

Asset Retirement Obligations (ARO)

The Registrant Subsidiaries record ARO in accordance with the accounting guidance for “Asset Retirement and Environmental Obligations” for the retirement of certain ash disposal facilities, closure and monitoring of underground carbon storage facilities at Mountaineer Plant and coal mining facilities as well as asbestos removal. I&M records ARO for the decommissioning of the Cook Plant. The Registrant Subsidiaries have identified, but not recognized, ARO liabilities related to electric transmission and distribution assets as a result of certain easements on property on which assets are owned. Generally, such easements are perpetual and require only the retirement and removal of assets upon the cessation of the property's use. The retirement obligation is not estimable for such easements since the Registrant Subsidiaries plan to use their facilities indefinitely. The retirement obligation would only be recognized if and when the Registrant Subsidiaries abandon or cease the use of specific easements, which is not expected.

As of December 31, 2012 and 2011, I&M's ARO liability for nuclear decommissioning of the Cook Plant was $1.2 billion and $979 million, respectively. These liabilities are reflected in Asset Retirement Obligations on I&M's balance sheets. As of December 31, 2012 and 2011, the fair value of I&M's assets that are legally restricted for purposes of settling decommissioning liabilities totaled $1.4 billion and $1.3 billion, respectively. These assets are included in Spent Nuclear Fuel and Decommissioning Trusts on I&M's balance sheets.

The following is a reconciliation of the 2012 and 2011 aggregate carrying amounts of ARO by Registrant Subsidiary:

	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2011	Expense	Incurred	Settled	Estimates	2012
	(in thousands)
APCo (a)(d)	$112,767	$7,264	$-	$(8,921)	$4,058	$115,168
I&M (a)(b)(d)	1,013,122	53,848	-	(806)	126,149	1,192,313
OPCo (a)(d)	241,828	15,113	-	(8,294)	21,293	269,940
PSO (a)(d)	19,623	1,572	84	(949)	1,669	21,999
SWEPCo (a)(c)(d)(e)	67,183	5,511	17,380	(3,831)	(8,226)	78,017

	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2010	Expense	Incurred	Settled	Estimates	2011
	(in thousands)
APCo (a)(d)	$141,924	$9,534	$3	$(3,600)	$(35,094)	$112,767
I&M (a)(b)(d)	963,029	51,308	-	(1,370)	155	1,013,122
OPCo (a)(d)	189,271	13,499	165	(4,872)	43,765	241,828
PSO (a)(d)	21,557	1,708	-	(414)	(3,228)	19,623
SWEPCo (a)(c)(d)(e)	59,382	4,114	7,063	(14,947)	11,571	67,183

(a)       Includes ARO related to ash disposal facilities.

(b)       Includes ARO related to nuclear decommissioning costs for the Cook Plant of $1.2 billion and $979 million as of December 31, 2012 and 2011, respectively.

(c)       Includes ARO related to Sabine and DHLC.

(d)       Includes ARO related to asbestos removal.

(e)       The current portion of SWEPCo's ARO totaling $1.5 million as of December 31, 2011 is included in Other Current Liabilities on SWEPCo's balance sheets.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

The Registrant Subsidiaries' amounts of allowance for equity funds used during construction are summarized in the following table:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,684	$9,212	$2,967
I&M	9,724	15,395	15,678
OPCo	3,492	5,549	5,949
PSO	2,007	1,317	804
SWEPCo	57,054	48,731	45,646

The Registrant Subsidiaries' amounts of allowance for borrowed funds used during construction, including capitalized interest, are summarized in the following table:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,347	$6,257	$2,251
I&M	4,717	7,838	8,500
OPCo	9,046	2,350	3,786
PSO	1,098	822	572
SWEPCo	48,499	40,904	33,668

Jointly-owned Electric Facilities

The Registrant Subsidiaries have electric facilities that are jointly-owned with affiliated and nonaffiliated companies. Using its own financing, each participating company is obligated to pay its share of the costs of any such jointly-owned facilities in the same proportion as its ownership interest. Each Registrant Subsidiary's proportionate share of the operating costs associated with such facilities is included in its statements of income and the investments and accumulated depreciation are reflected in its balance sheets under Property, Plant and Equipment as follows:

				Company’s Share as of December 31, 2012
					Construction
		Fuel	Percent of	Utility Plant	Work in	Accumulated
Company		Type	Ownership	in Service	Progress	Depreciation
				(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	33.33%	$563,470	$14,188	$108,441

I&M
Rockport Generating Plant (Unit No. 1) (b)		Coal	50.0%	$762,737	$55,420	$456,436

OPCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	66.67%	$995,005	$14,093	$213,163
W.C. Beckjord Generating Station		Coal	12.5%	-	-	-
2	(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)		Coal	43.5%	310,342	26,067	58,677
J.M. Stuart Generating Station (e)		Coal	26.0%	541,719	11,151	180,687
Wm. H. Zimmer Generating Station (c)		Coal	25.4%	807,431	1,817	387,209
Transmission		NA	(f)	69,148	4,101	50,516
Total				$2,723,645	$57,229	$890,252

PSO
Oklaunion Generating Station (Unit No. 1) (g)		Coal	15.6%	$93,218	$939	$57,060

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)		Lignite	40.2%	$262,649	$7,523	$195,336
Flint Creek Generating Station (Unit No. 1) (i)		Coal	50.0%	121,052	14,272	64,348
Pirkey Generating Station (Unit No. 1) (i)		Lignite	85.9%	513,833	16,029	371,015
Turk Generating Plant (j)		Coal	73.33%	1,612,618	(2,669)	59
Total				$2,510,152	$35,155	$630,758

			Company’s Share as of December 31, 2011
				Construction
	Fuel	Percent of	Utility Plant	Work in	Accumulated
Company	Type	Ownership	in Service	Progress	Depreciation
			(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	33.33%	$554,555	$16,987	$93,404

I&M
Rockport Generating Plant (Unit No. 1) (b)	Coal	50.0%	$759,033	$19,357	$443,857

OPCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	66.67%	$988,510	$15,344	$188,820
W.C. Beckjord Generating Station	Coal	12.5%	19,131	108	8,476
(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)	Coal	43.5%	309,771	11,633	53,980
J.M. Stuart Generating Station (e)	Coal	26.0%	528,271	13,292	171,830
Wm. H. Zimmer Generating Station (c)	Coal	25.4%	771,158	19,949	376,585
Transmission	NA	(f)	63,115	5,805	49,487
Total			$2,679,956	$66,131	$849,178

PSO
Oklaunion Generating Station (Unit No. 1) (g)	Coal	15.6%	$92,805	$446	$56,539

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)	Lignite	40.2%	$264,487	$465	$193,565
Flint Creek Generating Station (Unit No. 1) (i)	Coal	50.0%	118,163	6,532	62,988
Pirkey Generating Station (Unit No. 1) (i)	Lignite	85.9%	512,557	674	361,667
Turk Generating Plant (j)	Coal	73.33%	-	1,326,013	-
Total			$895,207	$1,333,684	$618,220

(a)       Operated by APCo.

(b)       Operated by I&M.

(c)       Operated by Duke Energy Corporation, a nonaffiliated company. AEP's portion of this unit was impaired in the fourth quarter of 2012. See "Impairments" section of Note 5.

(d)       Operated by OPCo.

(e)       Operated by The Dayton Power & Light Company, a nonaffiliated company.

(f)       Varying percentages of ownership.

(g)       Operated by PSO and also jointly-owned (54.7%) by TNC.

(h)       Operated by CLECO, a nonaffiliated company.

(i)       Operated by SWEPCo.

(j)       Turk Generating Plant was placed in service in December 2012. SWEPCo jointly owns the plant with Arkansas Electric Cooperative Corporation (11.67%), East Texas Electric Cooperative (8.33%) and Oklahoma Municipal Power Authority (6.67%). Through December 2012, construction costs totaling $457 million have been billed to the other owners.

NA       Not applicable.

Ohio Power Co [Member]
Property, Plant And Equipment

15. PROPERTY, PLANT AND EQUIPMENT

Depreciation, Depletion and Amortization

The Registrant Subsidiaries provide for depreciation of Property, Plant and Equipment, excluding coal-mining properties, on a straight-line basis over the estimated useful lives of property, generally using composite rates by functional class. The following tables provide annual property information for the Registrant Subsidiaries:

OPCo

2012	Regulated	Nonregulated
Annual	Annual
Functional	Property,	Composite	Property,	Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable	Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges	Equipment	Depreciation	Rate	Life Ranges
(in thousands)	(in years)	(in thousands)	(in years)
Generation	$-	$-	NA	NA	$8,673,296	$3,200,427	3.0%	35	-	66
Transmission	2,013,737	809,199	2.3%	39	-	60	-	-	NA	NA
Distribution	3,722,745	1,011,324	2.7%	12	-	60	-	-	NA	NA
CWIP	147,408	(21,198)	NM	NM	207,089	1,350	NM	NM
Other	427,412	224,153	7.3%	25	-	50	143,742	17,550	NM	NM
Total	$6,311,302	$2,023,478	$9,024,127	$3,219,327

2011	Regulated	Nonregulated
Annual	Annual
Functional	Property,	Composite	Property,	Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable	Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges	Equipment	Depreciation	Rate	Life Ranges
(in thousands)	(in years)	(in thousands)	(in years)
Generation	$-	$-	NA	NA	$9,502,614	$3,596,589	3.2%	35	-	66
Transmission	1,948,329	763,664	2.3%	27	-	70	-	-	NA	NA
Distribution	3,545,574	1,146,202	3.7%	12	-	56	-	-	NA	NA
CWIP	183,096	(3,371)	NM	NM	171,369	1,152	NM	NM
Other	407,044	222,368	8.7%	NM	139,598	15,957	NM	NM
Total	$6,084,043	$2,128,863	$9,813,581	$3,613,698

2010	Regulated	Nonregulated
Annual Composite	Annual Composite
Depreciation	Depreciable	Depreciation	Depreciable
Functional Class of Property	Rate	Life Ranges	Rate	Life Ranges
(in years)	(in years)
Generation	NA	NA	3.3%	35	-	70
Transmission	2.3%	27	-	70	NA	NA
Distribution	3.7%	12	-	56	NA	NA
CWIP	NM	NM	NM	NM
Other	9.2%	NM	NM	NM

NA Not applicable.
NM Not meaningful.

For rate-regulated operations, the composite depreciation rate generally includes a component for nonasset retirement obligation (non-ARO) removal costs, which is credited to Accumulated Depreciation and Amortization. Actual removal costs incurred are charged to Accumulated Depreciation and Amortization. Any excess of accrued non-ARO removal costs over actual removal costs incurred is reclassified from Accumulated Depreciation and Amortization and reflected as a regulatory liability. For nonregulated operations, non-ARO removal costs are expensed as incurred.

Asset Retirement Obligations (ARO)

The Registrant Subsidiaries record ARO in accordance with the accounting guidance for “Asset Retirement and Environmental Obligations” for the retirement of certain ash disposal facilities, closure and monitoring of underground carbon storage facilities at Mountaineer Plant and coal mining facilities as well as asbestos removal. I&M records ARO for the decommissioning of the Cook Plant. The Registrant Subsidiaries have identified, but not recognized, ARO liabilities related to electric transmission and distribution assets as a result of certain easements on property on which assets are owned. Generally, such easements are perpetual and require only the retirement and removal of assets upon the cessation of the property's use. The retirement obligation is not estimable for such easements since the Registrant Subsidiaries plan to use their facilities indefinitely. The retirement obligation would only be recognized if and when the Registrant Subsidiaries abandon or cease the use of specific easements, which is not expected.

The following is a reconciliation of the 2012 and 2011 aggregate carrying amounts of ARO by Registrant Subsidiary:

	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2011	Expense	Incurred	Settled	Estimates	2012
	(in thousands)
APCo (a)(d)	$112,767	$7,264	$-	$(8,921)	$4,058	$115,168
I&M (a)(b)(d)	1,013,122	53,848	-	(806)	126,149	1,192,313
OPCo (a)(d)	241,828	15,113	-	(8,294)	21,293	269,940
PSO (a)(d)	19,623	1,572	84	(949)	1,669	21,999
SWEPCo (a)(c)(d)(e)	67,183	5,511	17,380	(3,831)	(8,226)	78,017

	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2010	Expense	Incurred	Settled	Estimates	2011
	(in thousands)
APCo (a)(d)	$141,924	$9,534	$3	$(3,600)	$(35,094)	$112,767
I&M (a)(b)(d)	963,029	51,308	-	(1,370)	155	1,013,122
OPCo (a)(d)	189,271	13,499	165	(4,872)	43,765	241,828
PSO (a)(d)	21,557	1,708	-	(414)	(3,228)	19,623
SWEPCo (a)(c)(d)(e)	59,382	4,114	7,063	(14,947)	11,571	67,183

(a)       Includes ARO related to ash disposal facilities.

(b)       Includes ARO related to nuclear decommissioning costs for the Cook Plant of $1.2 billion and $979 million as of December 31, 2012 and 2011, respectively.

(c)       Includes ARO related to Sabine and DHLC.

(d)       Includes ARO related to asbestos removal.

(e)       The current portion of SWEPCo's ARO totaling $1.5 million as of December 31, 2011 is included in Other Current Liabilities on SWEPCo's balance sheets.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

The Registrant Subsidiaries' amounts of allowance for equity funds used during construction are summarized in the following table:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,684	$9,212	$2,967
I&M	9,724	15,395	15,678
OPCo	3,492	5,549	5,949
PSO	2,007	1,317	804
SWEPCo	57,054	48,731	45,646

The Registrant Subsidiaries' amounts of allowance for borrowed funds used during construction, including capitalized interest, are summarized in the following table:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,347	$6,257	$2,251
I&M	4,717	7,838	8,500
OPCo	9,046	2,350	3,786
PSO	1,098	822	572
SWEPCo	48,499	40,904	33,668

Jointly-owned Electric Facilities

The Registrant Subsidiaries have electric facilities that are jointly-owned with affiliated and nonaffiliated companies. Using its own financing, each participating company is obligated to pay its share of the costs of any such jointly-owned facilities in the same proportion as its ownership interest. Each Registrant Subsidiary's proportionate share of the operating costs associated with such facilities is included in its statements of income and the investments and accumulated depreciation are reflected in its balance sheets under Property, Plant and Equipment as follows:

				Company’s Share as of December 31, 2012
					Construction
		Fuel	Percent of	Utility Plant	Work in	Accumulated
Company		Type	Ownership	in Service	Progress	Depreciation
				(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	33.33%	$563,470	$14,188	$108,441

I&M
Rockport Generating Plant (Unit No. 1) (b)		Coal	50.0%	$762,737	$55,420	$456,436

OPCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	66.67%	$995,005	$14,093	$213,163
W.C. Beckjord Generating Station		Coal	12.5%	-	-	-
2	(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)		Coal	43.5%	310,342	26,067	58,677
J.M. Stuart Generating Station (e)		Coal	26.0%	541,719	11,151	180,687
Wm. H. Zimmer Generating Station (c)		Coal	25.4%	807,431	1,817	387,209
Transmission		NA	(f)	69,148	4,101	50,516
Total				$2,723,645	$57,229	$890,252

PSO
Oklaunion Generating Station (Unit No. 1) (g)		Coal	15.6%	$93,218	$939	$57,060

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)		Lignite	40.2%	$262,649	$7,523	$195,336
Flint Creek Generating Station (Unit No. 1) (i)		Coal	50.0%	121,052	14,272	64,348
Pirkey Generating Station (Unit No. 1) (i)		Lignite	85.9%	513,833	16,029	371,015
Turk Generating Plant (j)		Coal	73.33%	1,612,618	(2,669)	59
Total				$2,510,152	$35,155	$630,758

			Company’s Share as of December 31, 2011
				Construction
	Fuel	Percent of	Utility Plant	Work in	Accumulated
Company	Type	Ownership	in Service	Progress	Depreciation
			(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	33.33%	$554,555	$16,987	$93,404

I&M
Rockport Generating Plant (Unit No. 1) (b)	Coal	50.0%	$759,033	$19,357	$443,857

OPCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	66.67%	$988,510	$15,344	$188,820
W.C. Beckjord Generating Station	Coal	12.5%	19,131	108	8,476
(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)	Coal	43.5%	309,771	11,633	53,980
J.M. Stuart Generating Station (e)	Coal	26.0%	528,271	13,292	171,830
Wm. H. Zimmer Generating Station (c)	Coal	25.4%	771,158	19,949	376,585
Transmission	NA	(f)	63,115	5,805	49,487
Total			$2,679,956	$66,131	$849,178

PSO
Oklaunion Generating Station (Unit No. 1) (g)	Coal	15.6%	$92,805	$446	$56,539

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)	Lignite	40.2%	$264,487	$465	$193,565
Flint Creek Generating Station (Unit No. 1) (i)	Coal	50.0%	118,163	6,532	62,988
Pirkey Generating Station (Unit No. 1) (i)	Lignite	85.9%	512,557	674	361,667
Turk Generating Plant (j)	Coal	73.33%	-	1,326,013	-
Total			$895,207	$1,333,684	$618,220

(a)       Operated by APCo.

(b)       Operated by I&M.

(c)       Operated by Duke Energy Corporation, a nonaffiliated company. AEP's portion of this unit was impaired in the fourth quarter of 2012. See "Impairments" section of Note 5.

(d)       Operated by OPCo.

(e)       Operated by The Dayton Power & Light Company, a nonaffiliated company.

(f)       Varying percentages of ownership.

(g)       Operated by PSO and also jointly-owned (54.7%) by TNC.

(h)       Operated by CLECO, a nonaffiliated company.

(i)       Operated by SWEPCo.

(j)       Turk Generating Plant was placed in service in December 2012. SWEPCo jointly owns the plant with Arkansas Electric Cooperative Corporation (11.67%), East Texas Electric Cooperative (8.33%) and Oklahoma Municipal Power Authority (6.67%). Through December 2012, construction costs totaling $457 million have been billed to the other owners.

NA       Not applicable.

Public Service Co of Oklahoma [Member]
Property, Plant And Equipment

15. PROPERTY, PLANT AND EQUIPMENT

Depreciation, Depletion and Amortization

The Registrant Subsidiaries provide for depreciation of Property, Plant and Equipment, excluding coal-mining properties, on a straight-line basis over the estimated useful lives of property, generally using composite rates by functional class. The following tables provide annual property information for the Registrant Subsidiaries:

PSO

2012	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$1,346,530	$654,989	1.7%	35	-	70	$-	$-	NA	NA
Transmission	706,917	176,187	1.9%	40	-	75	-	-	NA	NA
Distribution	1,859,557	345,207	2.4%	30	-	65	-	-	NA	NA
CWIP	95,170	(9,281)	NM	NM			-	-	NA	NA
Other	205,373	111,837	6.6%	5	-	40	5,176	2	NM	NM
Total	$4,213,547	$1,278,939					$5,176	$2

2011	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$1,317,948	$652,526	1.8%	9	-	70	$-	$-	NA	NA
Transmission	692,644	167,827	1.9%	40	-	75	-	-	NA	NA
Distribution	1,762,110	329,041	2.4%	30	-	65	-	-	NA	NA
CWIP	70,371	(5,413)	NM	NM			-	-	NA	NA
Other	209,467	122,838	8.3%	5	-	35	5,159	(3)	NM	NM
Total	$4,052,540	$1,266,819					$5,159	$(3)

2010	Regulated				Nonregulated
	Annual Composite				Annual Composite
	Depreciation	Depreciable			Depreciation	Depreciable
Functional Class of Property	Rate	Life Ranges			Rate	Life Ranges
		(in years)				(in years)
Generation	1.8%	9	-	70	NA	NA
Transmission	1.9%	40	-	75	NA	NA
Distribution	2.4%	27	-	65	NA	NA
CWIP	NM	NM			NA	NA
Other	8.3%	5	-	35	NM	NM

NA Not applicable.
NM Not meaningful.

For rate-regulated operations, the composite depreciation rate generally includes a component for nonasset retirement obligation (non-ARO) removal costs, which is credited to Accumulated Depreciation and Amortization. Actual removal costs incurred are charged to Accumulated Depreciation and Amortization. Any excess of accrued non-ARO removal costs over actual removal costs incurred is reclassified from Accumulated Depreciation and Amortization and reflected as a regulatory liability. For nonregulated operations, non-ARO removal costs are expensed as incurred.

Asset Retirement Obligations (ARO)

The Registrant Subsidiaries record ARO in accordance with the accounting guidance for “Asset Retirement and Environmental Obligations” for the retirement of certain ash disposal facilities, closure and monitoring of underground carbon storage facilities at Mountaineer Plant and coal mining facilities as well as asbestos removal. I&M records ARO for the decommissioning of the Cook Plant. The Registrant Subsidiaries have identified, but not recognized, ARO liabilities related to electric transmission and distribution assets as a result of certain easements on property on which assets are owned. Generally, such easements are perpetual and require only the retirement and removal of assets upon the cessation of the property's use. The retirement obligation is not estimable for such easements since the Registrant Subsidiaries plan to use their facilities indefinitely. The retirement obligation would only be recognized if and when the Registrant Subsidiaries abandon or cease the use of specific easements, which is not expected.

The following is a reconciliation of the 2012 and 2011 aggregate carrying amounts of ARO by Registrant Subsidiary:

	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2011	Expense	Incurred	Settled	Estimates	2012
	(in thousands)
APCo (a)(d)	$112,767	$7,264	$-	$(8,921)	$4,058	$115,168
I&M (a)(b)(d)	1,013,122	53,848	-	(806)	126,149	1,192,313
OPCo (a)(d)	241,828	15,113	-	(8,294)	21,293	269,940
PSO (a)(d)	19,623	1,572	84	(949)	1,669	21,999
SWEPCo (a)(c)(d)(e)	67,183	5,511	17,380	(3,831)	(8,226)	78,017

	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2010	Expense	Incurred	Settled	Estimates	2011
	(in thousands)
APCo (a)(d)	$141,924	$9,534	$3	$(3,600)	$(35,094)	$112,767
I&M (a)(b)(d)	963,029	51,308	-	(1,370)	155	1,013,122
OPCo (a)(d)	189,271	13,499	165	(4,872)	43,765	241,828
PSO (a)(d)	21,557	1,708	-	(414)	(3,228)	19,623
SWEPCo (a)(c)(d)(e)	59,382	4,114	7,063	(14,947)	11,571	67,183

(a)       Includes ARO related to ash disposal facilities.

(b)       Includes ARO related to nuclear decommissioning costs for the Cook Plant of $1.2 billion and $979 million as of December 31, 2012 and 2011, respectively.

(c)       Includes ARO related to Sabine and DHLC.

(d)       Includes ARO related to asbestos removal.

(e)       The current portion of SWEPCo's ARO totaling $1.5 million as of December 31, 2011 is included in Other Current Liabilities on SWEPCo's balance sheets.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

The Registrant Subsidiaries' amounts of allowance for equity funds used during construction are summarized in the following table:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,684	$9,212	$2,967
I&M	9,724	15,395	15,678
OPCo	3,492	5,549	5,949
PSO	2,007	1,317	804
SWEPCo	57,054	48,731	45,646

The Registrant Subsidiaries' amounts of allowance for borrowed funds used during construction, including capitalized interest, are summarized in the following table:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,347	$6,257	$2,251
I&M	4,717	7,838	8,500
OPCo	9,046	2,350	3,786
PSO	1,098	822	572
SWEPCo	48,499	40,904	33,668

Jointly-owned Electric Facilities

The Registrant Subsidiaries have electric facilities that are jointly-owned with affiliated and nonaffiliated companies. Using its own financing, each participating company is obligated to pay its share of the costs of any such jointly-owned facilities in the same proportion as its ownership interest. Each Registrant Subsidiary's proportionate share of the operating costs associated with such facilities is included in its statements of income and the investments and accumulated depreciation are reflected in its balance sheets under Property, Plant and Equipment as follows:

				Company’s Share as of December 31, 2012
					Construction
		Fuel	Percent of	Utility Plant	Work in	Accumulated
Company		Type	Ownership	in Service	Progress	Depreciation
				(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	33.33%	$563,470	$14,188	$108,441

I&M
Rockport Generating Plant (Unit No. 1) (b)		Coal	50.0%	$762,737	$55,420	$456,436

OPCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	66.67%	$995,005	$14,093	$213,163
W.C. Beckjord Generating Station		Coal	12.5%	-	-	-
2	(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)		Coal	43.5%	310,342	26,067	58,677
J.M. Stuart Generating Station (e)		Coal	26.0%	541,719	11,151	180,687
Wm. H. Zimmer Generating Station (c)		Coal	25.4%	807,431	1,817	387,209
Transmission		NA	(f)	69,148	4,101	50,516
Total				$2,723,645	$57,229	$890,252

PSO
Oklaunion Generating Station (Unit No. 1) (g)		Coal	15.6%	$93,218	$939	$57,060

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)		Lignite	40.2%	$262,649	$7,523	$195,336
Flint Creek Generating Station (Unit No. 1) (i)		Coal	50.0%	121,052	14,272	64,348
Pirkey Generating Station (Unit No. 1) (i)		Lignite	85.9%	513,833	16,029	371,015
Turk Generating Plant (j)		Coal	73.33%	1,612,618	(2,669)	59
Total				$2,510,152	$35,155	$630,758

			Company’s Share as of December 31, 2011
				Construction
	Fuel	Percent of	Utility Plant	Work in	Accumulated
Company	Type	Ownership	in Service	Progress	Depreciation
			(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	33.33%	$554,555	$16,987	$93,404

I&M
Rockport Generating Plant (Unit No. 1) (b)	Coal	50.0%	$759,033	$19,357	$443,857

OPCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	66.67%	$988,510	$15,344	$188,820
W.C. Beckjord Generating Station	Coal	12.5%	19,131	108	8,476
(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)	Coal	43.5%	309,771	11,633	53,980
J.M. Stuart Generating Station (e)	Coal	26.0%	528,271	13,292	171,830
Wm. H. Zimmer Generating Station (c)	Coal	25.4%	771,158	19,949	376,585
Transmission	NA	(f)	63,115	5,805	49,487
Total			$2,679,956	$66,131	$849,178

PSO
Oklaunion Generating Station (Unit No. 1) (g)	Coal	15.6%	$92,805	$446	$56,539

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)	Lignite	40.2%	$264,487	$465	$193,565
Flint Creek Generating Station (Unit No. 1) (i)	Coal	50.0%	118,163	6,532	62,988
Pirkey Generating Station (Unit No. 1) (i)	Lignite	85.9%	512,557	674	361,667
Turk Generating Plant (j)	Coal	73.33%	-	1,326,013	-
Total			$895,207	$1,333,684	$618,220

(a)       Operated by APCo.

(b)       Operated by I&M.

(c)       Operated by Duke Energy Corporation, a nonaffiliated company. AEP's portion of this unit was impaired in the fourth quarter of 2012. See "Impairments" section of Note 5.

(d)       Operated by OPCo.

(e)       Operated by The Dayton Power & Light Company, a nonaffiliated company.

(f)       Varying percentages of ownership.

(g)       Operated by PSO and also jointly-owned (54.7%) by TNC.

(h)       Operated by CLECO, a nonaffiliated company.

(i)       Operated by SWEPCo.

(j)       Turk Generating Plant was placed in service in December 2012. SWEPCo jointly owns the plant with Arkansas Electric Cooperative Corporation (11.67%), East Texas Electric Cooperative (8.33%) and Oklahoma Municipal Power Authority (6.67%). Through December 2012, construction costs totaling $457 million have been billed to the other owners.

NA       Not applicable.

Southwestern Electric Power Co [Member]
Property, Plant And Equipment

15. PROPERTY, PLANT AND EQUIPMENT

Depreciation, Depletion and Amortization

The Registrant Subsidiaries provide for depreciation of Property, Plant and Equipment, excluding coal-mining properties, on a straight-line basis over the estimated useful lives of property, generally using composite rates by functional class. The following tables provide annual property information for the Registrant Subsidiaries:

SWEPCo

2012	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$3,888,230	$1,092,566	2.2%	35	-	65	$-	$-	NA	NA
Transmission	1,115,795	301,159	2.3%	50	-	70	-	-	NA	NA
Distribution	1,758,988	556,904	2.6%	25	-	65	-	-	NA	NA
CWIP	99,783	(a) (8,294)	NM	NM			-	-	NA	NA
Other	397,643	225,254	6.6%	7	-	47	290,611	116,669	NM	NM
Total	$7,260,439	$2,167,589					$290,611	$116,669

2011	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$2,326,102	$1,060,825	2.1%	35	-	68	$-	$-	NA	NA
Transmission	988,534	285,785	2.3%	50	-	70	-	-	NA	NA
Distribution	1,675,764	535,565	2.6%	25	-	65	-	-	NA	NA
CWIP	1,419,216	(a) (3,527)	NM	NM			24,353	-	NM	NM
Other	400,492	229,695	6.9%	7	-	47	236,527	103,569	NM	NM
Total	$6,810,108	$2,108,343					$260,880	$103,569

2010	Regulated				Nonregulated
	Annual Composite				Annual Composite
	Depreciation	Depreciable			Depreciation	Depreciable
Functional Class of Property	Rate	Life Ranges			Rate	Life Ranges
		(in years)				(in years)
Generation	1.9%	35	-	68	NA	NA
Transmission	2.4%	50	-	70	NA	NA
Distribution	2.7%	25	-	65	NA	NA
CWIP	NM	NM			NM	NM
Other	7.7%	7	-	47	NM	NM

(a) Includes CWIP related to SWEPCo's Arkansas jurisdictional share of the Turk Plant.
NA Not applicable.
NM Not meaningful.

SWEPCo provides for depreciation, depletion and amortization of coal-mining assets over each asset's estimated useful life or the estimated life of each mine, whichever is shorter, using the straight-line method for mining structures and equipment. SWEPCo uses either the straight-line method or the units-of-production method to amortize mine development costs and deplete coal rights based on estimated recoverable tonnages. SWEPCo includes these costs in fuel expense.

For rate-regulated operations, the composite depreciation rate generally includes a component for nonasset retirement obligation (non-ARO) removal costs, which is credited to Accumulated Depreciation and Amortization. Actual removal costs incurred are charged to Accumulated Depreciation and Amortization. Any excess of accrued non-ARO removal costs over actual removal costs incurred is reclassified from Accumulated Depreciation and Amortization and reflected as a regulatory liability. For nonregulated operations, non-ARO removal costs are expensed as incurred.

Asset Retirement Obligations (ARO)

The Registrant Subsidiaries record ARO in accordance with the accounting guidance for “Asset Retirement and Environmental Obligations” for the retirement of certain ash disposal facilities, closure and monitoring of underground carbon storage facilities at Mountaineer Plant and coal mining facilities as well as asbestos removal. I&M records ARO for the decommissioning of the Cook Plant. The Registrant Subsidiaries have identified, but not recognized, ARO liabilities related to electric transmission and distribution assets as a result of certain easements on property on which assets are owned. Generally, such easements are perpetual and require only the retirement and removal of assets upon the cessation of the property's use. The retirement obligation is not estimable for such easements since the Registrant Subsidiaries plan to use their facilities indefinitely. The retirement obligation would only be recognized if and when the Registrant Subsidiaries abandon or cease the use of specific easements, which is not expected.

The following is a reconciliation of the 2012 and 2011 aggregate carrying amounts of ARO by Registrant Subsidiary:

	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2011	Expense	Incurred	Settled	Estimates	2012
	(in thousands)
APCo (a)(d)	$112,767	$7,264	$-	$(8,921)	$4,058	$115,168
I&M (a)(b)(d)	1,013,122	53,848	-	(806)	126,149	1,192,313
OPCo (a)(d)	241,828	15,113	-	(8,294)	21,293	269,940
PSO (a)(d)	19,623	1,572	84	(949)	1,669	21,999
SWEPCo (a)(c)(d)(e)	67,183	5,511	17,380	(3,831)	(8,226)	78,017

	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2010	Expense	Incurred	Settled	Estimates	2011
	(in thousands)
APCo (a)(d)	$141,924	$9,534	$3	$(3,600)	$(35,094)	$112,767
I&M (a)(b)(d)	963,029	51,308	-	(1,370)	155	1,013,122
OPCo (a)(d)	189,271	13,499	165	(4,872)	43,765	241,828
PSO (a)(d)	21,557	1,708	-	(414)	(3,228)	19,623
SWEPCo (a)(c)(d)(e)	59,382	4,114	7,063	(14,947)	11,571	67,183

(a)       Includes ARO related to ash disposal facilities.

(b)       Includes ARO related to nuclear decommissioning costs for the Cook Plant of $1.2 billion and $979 million as of December 31, 2012 and 2011, respectively.

(c)       Includes ARO related to Sabine and DHLC.

(d)       Includes ARO related to asbestos removal.

(e)       The current portion of SWEPCo's ARO totaling $1.5 million as of December 31, 2011 is included in Other Current Liabilities on SWEPCo's balance sheets.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

The Registrant Subsidiaries' amounts of allowance for equity funds used during construction are summarized in the following table:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,684	$9,212	$2,967
I&M	9,724	15,395	15,678
OPCo	3,492	5,549	5,949
PSO	2,007	1,317	804
SWEPCo	57,054	48,731	45,646

The Registrant Subsidiaries' amounts of allowance for borrowed funds used during construction, including capitalized interest, are summarized in the following table:

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,347	$6,257	$2,251
I&M	4,717	7,838	8,500
OPCo	9,046	2,350	3,786
PSO	1,098	822	572
SWEPCo	48,499	40,904	33,668

Jointly-owned Electric Facilities

The Registrant Subsidiaries have electric facilities that are jointly-owned with affiliated and nonaffiliated companies. Using its own financing, each participating company is obligated to pay its share of the costs of any such jointly-owned facilities in the same proportion as its ownership interest. Each Registrant Subsidiary's proportionate share of the operating costs associated with such facilities is included in its statements of income and the investments and accumulated depreciation are reflected in its balance sheets under Property, Plant and Equipment as follows:

				Company’s Share as of December 31, 2012
					Construction
		Fuel	Percent of	Utility Plant	Work in	Accumulated
Company		Type	Ownership	in Service	Progress	Depreciation
				(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	33.33%	$563,470	$14,188	$108,441

I&M
Rockport Generating Plant (Unit No. 1) (b)		Coal	50.0%	$762,737	$55,420	$456,436

OPCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	66.67%	$995,005	$14,093	$213,163
W.C. Beckjord Generating Station		Coal	12.5%	-	-	-
2	(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)		Coal	43.5%	310,342	26,067	58,677
J.M. Stuart Generating Station (e)		Coal	26.0%	541,719	11,151	180,687
Wm. H. Zimmer Generating Station (c)		Coal	25.4%	807,431	1,817	387,209
Transmission		NA	(f)	69,148	4,101	50,516
Total				$2,723,645	$57,229	$890,252

PSO
Oklaunion Generating Station (Unit No. 1) (g)		Coal	15.6%	$93,218	$939	$57,060

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)		Lignite	40.2%	$262,649	$7,523	$195,336
Flint Creek Generating Station (Unit No. 1) (i)		Coal	50.0%	121,052	14,272	64,348
Pirkey Generating Station (Unit No. 1) (i)		Lignite	85.9%	513,833	16,029	371,015
Turk Generating Plant (j)		Coal	73.33%	1,612,618	(2,669)	59
Total				$2,510,152	$35,155	$630,758

			Company’s Share as of December 31, 2011
				Construction
	Fuel	Percent of	Utility Plant	Work in	Accumulated
Company	Type	Ownership	in Service	Progress	Depreciation
			(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	33.33%	$554,555	$16,987	$93,404

I&M
Rockport Generating Plant (Unit No. 1) (b)	Coal	50.0%	$759,033	$19,357	$443,857

OPCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	66.67%	$988,510	$15,344	$188,820
W.C. Beckjord Generating Station	Coal	12.5%	19,131	108	8,476
(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)	Coal	43.5%	309,771	11,633	53,980
J.M. Stuart Generating Station (e)	Coal	26.0%	528,271	13,292	171,830
Wm. H. Zimmer Generating Station (c)	Coal	25.4%	771,158	19,949	376,585
Transmission	NA	(f)	63,115	5,805	49,487
Total			$2,679,956	$66,131	$849,178

PSO
Oklaunion Generating Station (Unit No. 1) (g)	Coal	15.6%	$92,805	$446	$56,539

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)	Lignite	40.2%	$264,487	$465	$193,565
Flint Creek Generating Station (Unit No. 1) (i)	Coal	50.0%	118,163	6,532	62,988
Pirkey Generating Station (Unit No. 1) (i)	Lignite	85.9%	512,557	674	361,667
Turk Generating Plant (j)	Coal	73.33%	-	1,326,013	-
Total			$895,207	$1,333,684	$618,220

(a)       Operated by APCo.

(b)       Operated by I&M.

(c)       Operated by Duke Energy Corporation, a nonaffiliated company. AEP's portion of this unit was impaired in the fourth quarter of 2012. See "Impairments" section of Note 5.

(d)       Operated by OPCo.

(e)       Operated by The Dayton Power & Light Company, a nonaffiliated company.

(f)       Varying percentages of ownership.

(g)       Operated by PSO and also jointly-owned (54.7%) by TNC.

(h)       Operated by CLECO, a nonaffiliated company.

(i)       Operated by SWEPCo.

(j)       Turk Generating Plant was placed in service in December 2012. SWEPCo jointly owns the plant with Arkansas Electric Cooperative Corporation (11.67%), East Texas Electric Cooperative (8.33%) and Oklahoma Municipal Power Authority (6.67%). Through December 2012, construction costs totaling $457 million have been billed to the other owners.

NA       Not applicable.

Cost Reduction Programs	12 Months Ended
Dec. 31, 2012
Cost Reduction Programs

17. COST REDUCTION PROGRAMS

2012 Sustainable Cost Reductions

In April 2012, we initiated a process to identify strategic repositioning opportunities and efficiencies that will result in sustainable cost savings. We selected a consulting firm to conduct an organizational and process evaluation and a second firm to evaluate our current employee benefit programs. The process resulted in involuntary severances and is expected to be completed by the end of the first quarter of 2013. The severance program provides two weeks of base pay for every year of service along with other severance benefits.

We recorded a charge to expense during 2012 related to the sustainable cost reductions initiative.

Total
(in millions)
Incurred	$47
Settled	(22)
Balance as of December 31, 2012	$25

These expenses relate primarily to severance benefits. They are included primarily in Other Operation expense on the statement of income and Other Current Liabilities on the balance sheet. Approximately 95% of the expense was within the Utility Operations segment.

2010 Cost Reduction Initiatives

In April 2010, we began initiatives to decrease both labor and non-labor expenses with a goal of achieving significant reductions in operation and maintenance expenses. A total of 2,461 positions was eliminated across the AEP System as a result of process improvements, streamlined organizational designs and other efficiencies. Many of these eliminated positions resulted from employees that elected retirement through voluntary severance. Most of the affected employees terminated employment as of May 31, 2010. The severance program provided two weeks of base pay for every year of service along with other severance benefits.

We recorded a charge of $293 million to Other Operation expense during 2010 primarily related to severance benefits as the result of headcount reduction initiatives.

Appalachian Power Co [Member]
Cost Reduction Programs

16. COST REDUCTION PROGRAMS

2012 Sustainable Cost Reductions

In April 2012, management initiated a process to identify strategic repositioning opportunities and efficiencies that will result in sustainable cost savings. Management selected a consulting firm to conduct an organizational and process evaluation and a second firm to evaluate current employee benefit programs. The process resulted in involuntary severances and is expected to be completed by the end of the first quarter of 2013. The severance program provides two weeks of base pay for every year of service along with other severance benefits.

The Registrant Subsidiaries recorded a charge to expense during 2012 related to the sustainable cost reductions initiative.

	Expense	Incurred for		Remaining
	Allocation from	Registrant		Balance as of
	AEPSC	Subsidiaries	Settled	December 31, 2012
	(in thousands)
APCo	$6,452	$2,020	$(7,151)	$1,321
I&M	4,167	1,511	(4,321)	1,357
OPCo	9,225	4,273	(10,048)	3,450
PSO	3,020	655	(3,023)	652
SWEPCo	4,199	1,510	(5,082)	627

These expenses relate primarily to severance benefits. They are included primarily in Other Operation expense on the statement of income and Other Current Liabilities on the balance sheet.

2010 Cost Reduction Initiatives

In April 2010, management began initiatives to decrease both labor and non-labor expenses with a goal of achieving significant reductions in operation and maintenance expenses. A total of 2,461 positions was eliminated across the AEP System as a result of process improvements, streamlined organizational designs and other efficiencies. Many of these eliminated positions resulted from employees that elected retirement through voluntary severance. Most of the affected employees terminated employment as of May 31, 2010. The severance program provided two weeks of base pay for every year of service along with other severance benefits.

The Registrant Subsidiaries recorded a charge to Other Operation expense during 2010 primarily related to severance benefits as the result of headcount reduction initiatives. The total amount incurred in 2010 by Registrant Subsidiary was as follows:

Company	Total Cost Incurred
(in thousands)
APCo	$56,925
I&M	45,036
OPCo	85,400
PSO	24,005
SWEPCo	29,662

For the Registrant Subsidiaries who had cost reduction activity remaining as of December 31, 2011, the activity for 2012 is described in the following table:

	Balance as of			Balance as of
Company	December 31, 2011	Settled	Adjustments	December 31, 2012
	(in thousands)
APCo	$92	$-	$(92)	$-
OPCo	138	(138)	-	-

Indiana Michigan Power Co [Member]
Cost Reduction Programs

16. COST REDUCTION PROGRAMS

2012 Sustainable Cost Reductions

In April 2012, management initiated a process to identify strategic repositioning opportunities and efficiencies that will result in sustainable cost savings. Management selected a consulting firm to conduct an organizational and process evaluation and a second firm to evaluate current employee benefit programs. The process resulted in involuntary severances and is expected to be completed by the end of the first quarter of 2013. The severance program provides two weeks of base pay for every year of service along with other severance benefits.

The Registrant Subsidiaries recorded a charge to expense during 2012 related to the sustainable cost reductions initiative.

	Expense	Incurred for		Remaining
	Allocation from	Registrant		Balance as of
	AEPSC	Subsidiaries	Settled	December 31, 2012
	(in thousands)
APCo	$6,452	$2,020	$(7,151)	$1,321
I&M	4,167	1,511	(4,321)	1,357
OPCo	9,225	4,273	(10,048)	3,450
PSO	3,020	655	(3,023)	652
SWEPCo	4,199	1,510	(5,082)	627

These expenses relate primarily to severance benefits. They are included primarily in Other Operation expense on the statement of income and Other Current Liabilities on the balance sheet.

2010 Cost Reduction Initiatives

In April 2010, management began initiatives to decrease both labor and non-labor expenses with a goal of achieving significant reductions in operation and maintenance expenses. A total of 2,461 positions was eliminated across the AEP System as a result of process improvements, streamlined organizational designs and other efficiencies. Many of these eliminated positions resulted from employees that elected retirement through voluntary severance. Most of the affected employees terminated employment as of May 31, 2010. The severance program provided two weeks of base pay for every year of service along with other severance benefits.

The Registrant Subsidiaries recorded a charge to Other Operation expense during 2010 primarily related to severance benefits as the result of headcount reduction initiatives. The total amount incurred in 2010 by Registrant Subsidiary was as follows:

Company	Total Cost Incurred
(in thousands)
APCo	$56,925
I&M	45,036
OPCo	85,400
PSO	24,005
SWEPCo	29,662

Ohio Power Co [Member]
Cost Reduction Programs

16. COST REDUCTION PROGRAMS

2012 Sustainable Cost Reductions

In April 2012, management initiated a process to identify strategic repositioning opportunities and efficiencies that will result in sustainable cost savings. Management selected a consulting firm to conduct an organizational and process evaluation and a second firm to evaluate current employee benefit programs. The process resulted in involuntary severances and is expected to be completed by the end of the first quarter of 2013. The severance program provides two weeks of base pay for every year of service along with other severance benefits.

The Registrant Subsidiaries recorded a charge to expense during 2012 related to the sustainable cost reductions initiative.

	Expense	Incurred for		Remaining
	Allocation from	Registrant		Balance as of
	AEPSC	Subsidiaries	Settled	December 31, 2012
	(in thousands)
APCo	$6,452	$2,020	$(7,151)	$1,321
I&M	4,167	1,511	(4,321)	1,357
OPCo	9,225	4,273	(10,048)	3,450
PSO	3,020	655	(3,023)	652
SWEPCo	4,199	1,510	(5,082)	627

These expenses relate primarily to severance benefits. They are included primarily in Other Operation expense on the statement of income and Other Current Liabilities on the balance sheet.

2010 Cost Reduction Initiatives

In April 2010, management began initiatives to decrease both labor and non-labor expenses with a goal of achieving significant reductions in operation and maintenance expenses. A total of 2,461 positions was eliminated across the AEP System as a result of process improvements, streamlined organizational designs and other efficiencies. Many of these eliminated positions resulted from employees that elected retirement through voluntary severance. Most of the affected employees terminated employment as of May 31, 2010. The severance program provided two weeks of base pay for every year of service along with other severance benefits.

The Registrant Subsidiaries recorded a charge to Other Operation expense during 2010 primarily related to severance benefits as the result of headcount reduction initiatives. The total amount incurred in 2010 by Registrant Subsidiary was as follows:

Company	Total Cost Incurred
(in thousands)
APCo	$56,925
I&M	45,036
OPCo	85,400
PSO	24,005
SWEPCo	29,662

For the Registrant Subsidiaries who had cost reduction activity remaining as of December 31, 2011, the activity for 2012 is described in the following table:

	Balance as of			Balance as of
Company	December 31, 2011	Settled	Adjustments	December 31, 2012
	(in thousands)
APCo	$92	$-	$(92)	$-
OPCo	138	(138)	-	-

Public Service Co of Oklahoma [Member]
Cost Reduction Programs

16. COST REDUCTION PROGRAMS

2012 Sustainable Cost Reductions

In April 2012, management initiated a process to identify strategic repositioning opportunities and efficiencies that will result in sustainable cost savings. Management selected a consulting firm to conduct an organizational and process evaluation and a second firm to evaluate current employee benefit programs. The process resulted in involuntary severances and is expected to be completed by the end of the first quarter of 2013. The severance program provides two weeks of base pay for every year of service along with other severance benefits.

The Registrant Subsidiaries recorded a charge to expense during 2012 related to the sustainable cost reductions initiative.

	Expense	Incurred for		Remaining
	Allocation from	Registrant		Balance as of
	AEPSC	Subsidiaries	Settled	December 31, 2012
	(in thousands)
APCo	$6,452	$2,020	$(7,151)	$1,321
I&M	4,167	1,511	(4,321)	1,357
OPCo	9,225	4,273	(10,048)	3,450
PSO	3,020	655	(3,023)	652
SWEPCo	4,199	1,510	(5,082)	627

These expenses relate primarily to severance benefits. They are included primarily in Other Operation expense on the statement of income and Other Current Liabilities on the balance sheet.

2010 Cost Reduction Initiatives

In April 2010, management began initiatives to decrease both labor and non-labor expenses with a goal of achieving significant reductions in operation and maintenance expenses. A total of 2,461 positions was eliminated across the AEP System as a result of process improvements, streamlined organizational designs and other efficiencies. Many of these eliminated positions resulted from employees that elected retirement through voluntary severance. Most of the affected employees terminated employment as of May 31, 2010. The severance program provided two weeks of base pay for every year of service along with other severance benefits.

The Registrant Subsidiaries recorded a charge to Other Operation expense during 2010 primarily related to severance benefits as the result of headcount reduction initiatives. The total amount incurred in 2010 by Registrant Subsidiary was as follows:

Company	Total Cost Incurred
(in thousands)
APCo	$56,925
I&M	45,036
OPCo	85,400
PSO	24,005
SWEPCo	29,662

Southwestern Electric Power Co [Member]
Cost Reduction Programs

16. COST REDUCTION PROGRAMS

2012 Sustainable Cost Reductions

In April 2012, management initiated a process to identify strategic repositioning opportunities and efficiencies that will result in sustainable cost savings. Management selected a consulting firm to conduct an organizational and process evaluation and a second firm to evaluate current employee benefit programs. The process resulted in involuntary severances and is expected to be completed by the end of the first quarter of 2013. The severance program provides two weeks of base pay for every year of service along with other severance benefits.

The Registrant Subsidiaries recorded a charge to expense during 2012 related to the sustainable cost reductions initiative.

	Expense	Incurred for		Remaining
	Allocation from	Registrant		Balance as of
	AEPSC	Subsidiaries	Settled	December 31, 2012
	(in thousands)
APCo	$6,452	$2,020	$(7,151)	$1,321
I&M	4,167	1,511	(4,321)	1,357
OPCo	9,225	4,273	(10,048)	3,450
PSO	3,020	655	(3,023)	652
SWEPCo	4,199	1,510	(5,082)	627

These expenses relate primarily to severance benefits. They are included primarily in Other Operation expense on the statement of income and Other Current Liabilities on the balance sheet.

2010 Cost Reduction Initiatives

In April 2010, management began initiatives to decrease both labor and non-labor expenses with a goal of achieving significant reductions in operation and maintenance expenses. A total of 2,461 positions was eliminated across the AEP System as a result of process improvements, streamlined organizational designs and other efficiencies. Many of these eliminated positions resulted from employees that elected retirement through voluntary severance. Most of the affected employees terminated employment as of May 31, 2010. The severance program provided two weeks of base pay for every year of service along with other severance benefits.

The Registrant Subsidiaries recorded a charge to Other Operation expense during 2010 primarily related to severance benefits as the result of headcount reduction initiatives. The total amount incurred in 2010 by Registrant Subsidiary was as follows:

Company	Total Cost Incurred
(in thousands)
APCo	$56,925
I&M	45,036
OPCo	85,400
PSO	24,005
SWEPCo	29,662

Unaudited Quarterly Financial Information	12 Months Ended
Dec. 31, 2012
Unaudited Quarterly Financial Information

18. UNAUDITED QUARTERLY FINANCIAL INFORMATION

In our opinion, the unaudited quarterly information reflects all normal and recurring accruals and adjustments necessary for a fair presentation of our results of operations for interim periods. Quarterly results are not necessarily indicative of a full year's operations because of various factors. Our unaudited quarterly financial information is as follows:

	2012 Quarterly Periods Ended
	March 31	June 30	September 30	December 31
	(in millions - except per share amounts)
Total Revenues	$3,625	$3,551	$4,156	$3,613
Operating Income	754	741	912	249	(a)(b)
Net Income	390	363	488	21	(a)(b)

Amounts Attributable to AEP Common Shareholders:
Net Income	389	362	487	21	(a)(b)

Basic Earnings per Share Attributable to AEP
Common Shareholders:
Earnings per Share (f)	0.80	0.75	1.00	0.05

Diluted Earnings per Share Attributable to AEP
Common Shareholders:
Earnings per Share (f)	0.80	0.75	1.00	0.05

	2011 Quarterly Periods Ended
	March 31	June 30	September 30		December 31
	(in millions - except per share amounts)
Total Revenues	$3,730	$3,609	$4,333		$3,444
Operating Income	832	717	890	(c)	343	(e)
Income Before Extraordinary Item	355	353	657	(c) (d)	211	(d) (e)
Extraordinary Item, Net of Tax	-	-	273	(d)	100	(d)
Net Income	355	353	930	(c) (d)	311	(d) (e)

Amounts Attributable to AEP Common Shareholders:
Income Before Extraordinary Item	353	352	655	(c) (d)	208	(d) (e)
Extraordinary Item, Net of Tax	-	-	273	(d)	100	(d)
Net Income	353	352	928	(c) (d)	308	(d) (e)

Basic Earnings per Share Attributable to AEP
Common Shareholders:
Earnings per Share Before Extraordinary Item (f)	0.73	0.73	1.35		0.43
Extraordinary Item per Share	-	-	0.57		0.20
Earnings per Share (f)	0.73	0.73	1.92		0.63

Diluted Earnings per Share Attributable to AEP
Common Shareholders:
Earnings per Share Before Extraordinary Item (f)	0.73	0.73	1.35		0.43
Extraordinary Item per Share	-	-	0.57		0.20
Earnings per Share (f)	0.73	0.73	1.92		0.63

(a)       Includes pretax impairments for certain Ohio generation plants (see Note 6).

(b)       See Note 17 for discussion of cost reduction programs in 2012.

(c)       Includes pretax plant impairments (see Note 6) and a provision for refund of POLR charges in Ohio.

(d)       See "TCC Texas Restructuring" section of Note 2 for discussion of gains recorded in the third and fourth quarters of 2011.

(e)        Includes a refund of POLR charges in Ohio and OPCo adjustments for fuel disallowances, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund. Also includes a pretax plant impairment for SWEPCo's Turk Plant (see Note 6).

(f)       Quarterly Earnings per Share amounts are meant to be stand-alone calculations and are not always additive to full-year amount due to rounding.

Appalachian Power Co [Member]
Unaudited Quarterly Financial Information

17. UNAUDITED QUARTERLY FINANCIAL INFORMATION

In management's opinion, the unaudited quarterly information reflects all normal and recurring accruals and adjustments necessary for a fair presentation of the results of operations for interim periods. Quarterly results are not necessarily indicative of a full year's operations because of various factors. The unaudited quarterly financial information for each Registrant Subsidiary is as follows:

Quarterly Periods Ended:	APCo	I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2012
Total Revenues	$805,476	$546,207	$1,237,223		$300,531	$348,986
Operating Income	169,190	76,325	269,619		33,490	55,368
Net Income	75,311	39,221	150,830		12,648	36,395

June 30, 2012
Total Revenues	$716,461	$510,876	$1,113,750		$317,311	$390,946
Operating Income	143,426	64,803	210,004		69,299	72,976
Net Income	62,332	29,810	101,423		35,211	54,902

September 30, 2012
Total Revenues	$864,198	$598,204	$1,359,816		$372,872	$485,169
Operating Income	142,722	80,486	279,109		106,196	120,008
Net Income	63,191	39,254	151,510		58,103	89,218

December 31, 2012
Total Revenues	$890,796	$544,824	$1,217,407		$242,224	$352,733
Operating Income (Loss)	142,122	26,080	(81,785)	(a)	21,965	27,544
Net Income (Loss)	56,669	10,172	(60,229)	(a)	8,179	21,998

Quarterly Periods Ended:	APCo		I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2011
Total Revenues	$831,820		$560,492	$1,394,190		$288,003	$362,955
Operating Income	116,061	(b)	95,994	299,396		38,881	54,528
Net Income	38,980	(b)	45,427	165,970		15,389	29,827

June 30, 2011
Total Revenues	$751,445		$521,478	$1,285,558		$328,588	$399,534
Operating Income	88,567		64,351	261,534		64,185	80,054
Net Income	31,627		31,386	142,194		31,560	51,071

September 30, 2011
Total Revenues	$858,336		$611,232	$1,540,231		$457,586	$534,982
Operating Income	122,716		100,352	210,453	(c)	103,006	128,406
Net Income	52,804		51,702	128,339	(c)	57,349	87,795

December 31, 2011
Total Revenues	$763,624		$521,568	$1,211,132		$289,211	$356,355
Operating Income (Loss)	102,236	(d)	20,959	63,321	(e)	34,939	(12,731)	(f)
Net Income (Loss)	39,347	(d)	21,159	28,490	(e)	20,330	(3,567)	(f)

(a)       Includes pretax impairments for certain Ohio generation plants (see Note 5).

(b)       Includes a $41 million increase due to the pretax write-off of a portion of the Mountaineer Carbon Capture and Storage Product Validation Facility as denied for recovery by the WVPSC. This increase was partially offset by the $32 million decrease due to the deferral of 2010 costs related to storms and cost reduction initiatives as allowed by the WVPSC.

(c)       Includes pretax plant impairments for the Sporn Unit 5 shutdown and FGD project at Muskingum River Unit 5 (see Note 5). Also includes a $43 million provision for refund of POLR charges.

(d)       Includes a $31 million pretax write-off related to the disallowance of certain Virginia environmental costs incurred in 2009 and 2010 as a result of APCo's November 2011 Virginia SCC order. Includes a $27 million increase due to a favorable Asset Retirement Obligation adjustment related to the early closure and previous write-off of the Mountaineer Carbon Capture and Storage Product Validation Facility.

(e)       Includes provisions related to the FAC, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund.

(f)       Includes a pretax plant impairment for the Turk Plant (see Note 5).

Indiana Michigan Power Co [Member]
Unaudited Quarterly Financial Information

17. UNAUDITED QUARTERLY FINANCIAL INFORMATION

In management's opinion, the unaudited quarterly information reflects all normal and recurring accruals and adjustments necessary for a fair presentation of the results of operations for interim periods. Quarterly results are not necessarily indicative of a full year's operations because of various factors. The unaudited quarterly financial information for each Registrant Subsidiary is as follows:

Quarterly Periods Ended:	APCo	I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2012
Total Revenues	$805,476	$546,207	$1,237,223		$300,531	$348,986
Operating Income	169,190	76,325	269,619		33,490	55,368
Net Income	75,311	39,221	150,830		12,648	36,395

June 30, 2012
Total Revenues	$716,461	$510,876	$1,113,750		$317,311	$390,946
Operating Income	143,426	64,803	210,004		69,299	72,976
Net Income	62,332	29,810	101,423		35,211	54,902

September 30, 2012
Total Revenues	$864,198	$598,204	$1,359,816		$372,872	$485,169
Operating Income	142,722	80,486	279,109		106,196	120,008
Net Income	63,191	39,254	151,510		58,103	89,218

December 31, 2012
Total Revenues	$890,796	$544,824	$1,217,407		$242,224	$352,733
Operating Income (Loss)	142,122	26,080	(81,785)	(a)	21,965	27,544
Net Income (Loss)	56,669	10,172	(60,229)	(a)	8,179	21,998

Quarterly Periods Ended:	APCo		I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2011
Total Revenues	$831,820		$560,492	$1,394,190		$288,003	$362,955
Operating Income	116,061	(b)	95,994	299,396		38,881	54,528
Net Income	38,980	(b)	45,427	165,970		15,389	29,827

June 30, 2011
Total Revenues	$751,445		$521,478	$1,285,558		$328,588	$399,534
Operating Income	88,567		64,351	261,534		64,185	80,054
Net Income	31,627		31,386	142,194		31,560	51,071

September 30, 2011
Total Revenues	$858,336		$611,232	$1,540,231		$457,586	$534,982
Operating Income	122,716		100,352	210,453	(c)	103,006	128,406
Net Income	52,804		51,702	128,339	(c)	57,349	87,795

December 31, 2011
Total Revenues	$763,624		$521,568	$1,211,132		$289,211	$356,355
Operating Income (Loss)	102,236	(d)	20,959	63,321	(e)	34,939	(12,731)	(f)
Net Income (Loss)	39,347	(d)	21,159	28,490	(e)	20,330	(3,567)	(f)

(a)       Includes pretax impairments for certain Ohio generation plants (see Note 5).

(b)       Includes a $41 million increase due to the pretax write-off of a portion of the Mountaineer Carbon Capture and Storage Product Validation Facility as denied for recovery by the WVPSC. This increase was partially offset by the $32 million decrease due to the deferral of 2010 costs related to storms and cost reduction initiatives as allowed by the WVPSC.

(c)       Includes pretax plant impairments for the Sporn Unit 5 shutdown and FGD project at Muskingum River Unit 5 (see Note 5). Also includes a $43 million provision for refund of POLR charges.

(d)       Includes a $31 million pretax write-off related to the disallowance of certain Virginia environmental costs incurred in 2009 and 2010 as a result of APCo's November 2011 Virginia SCC order. Includes a $27 million increase due to a favorable Asset Retirement Obligation adjustment related to the early closure and previous write-off of the Mountaineer Carbon Capture and Storage Product Validation Facility.

(e)       Includes provisions related to the FAC, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund.

(f)       Includes a pretax plant impairment for the Turk Plant (see Note 5).

Ohio Power Co [Member]
Unaudited Quarterly Financial Information

17. UNAUDITED QUARTERLY FINANCIAL INFORMATION

In management's opinion, the unaudited quarterly information reflects all normal and recurring accruals and adjustments necessary for a fair presentation of the results of operations for interim periods. Quarterly results are not necessarily indicative of a full year's operations because of various factors. The unaudited quarterly financial information for each Registrant Subsidiary is as follows:

Quarterly Periods Ended:	APCo	I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2012
Total Revenues	$805,476	$546,207	$1,237,223		$300,531	$348,986
Operating Income	169,190	76,325	269,619		33,490	55,368
Net Income	75,311	39,221	150,830		12,648	36,395

June 30, 2012
Total Revenues	$716,461	$510,876	$1,113,750		$317,311	$390,946
Operating Income	143,426	64,803	210,004		69,299	72,976
Net Income	62,332	29,810	101,423		35,211	54,902

September 30, 2012
Total Revenues	$864,198	$598,204	$1,359,816		$372,872	$485,169
Operating Income	142,722	80,486	279,109		106,196	120,008
Net Income	63,191	39,254	151,510		58,103	89,218

December 31, 2012
Total Revenues	$890,796	$544,824	$1,217,407		$242,224	$352,733
Operating Income (Loss)	142,122	26,080	(81,785)	(a)	21,965	27,544
Net Income (Loss)	56,669	10,172	(60,229)	(a)	8,179	21,998

Quarterly Periods Ended:	APCo		I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2011
Total Revenues	$831,820		$560,492	$1,394,190		$288,003	$362,955
Operating Income	116,061	(b)	95,994	299,396		38,881	54,528
Net Income	38,980	(b)	45,427	165,970		15,389	29,827

June 30, 2011
Total Revenues	$751,445		$521,478	$1,285,558		$328,588	$399,534
Operating Income	88,567		64,351	261,534		64,185	80,054
Net Income	31,627		31,386	142,194		31,560	51,071

September 30, 2011
Total Revenues	$858,336		$611,232	$1,540,231		$457,586	$534,982
Operating Income	122,716		100,352	210,453	(c)	103,006	128,406
Net Income	52,804		51,702	128,339	(c)	57,349	87,795

December 31, 2011
Total Revenues	$763,624		$521,568	$1,211,132		$289,211	$356,355
Operating Income (Loss)	102,236	(d)	20,959	63,321	(e)	34,939	(12,731)	(f)
Net Income (Loss)	39,347	(d)	21,159	28,490	(e)	20,330	(3,567)	(f)

(a)       Includes pretax impairments for certain Ohio generation plants (see Note 5).

(b)       Includes a $41 million increase due to the pretax write-off of a portion of the Mountaineer Carbon Capture and Storage Product Validation Facility as denied for recovery by the WVPSC. This increase was partially offset by the $32 million decrease due to the deferral of 2010 costs related to storms and cost reduction initiatives as allowed by the WVPSC.

(c)       Includes pretax plant impairments for the Sporn Unit 5 shutdown and FGD project at Muskingum River Unit 5 (see Note 5). Also includes a $43 million provision for refund of POLR charges.

(d)       Includes a $31 million pretax write-off related to the disallowance of certain Virginia environmental costs incurred in 2009 and 2010 as a result of APCo's November 2011 Virginia SCC order. Includes a $27 million increase due to a favorable Asset Retirement Obligation adjustment related to the early closure and previous write-off of the Mountaineer Carbon Capture and Storage Product Validation Facility.

(e)       Includes provisions related to the FAC, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund.

(f)       Includes a pretax plant impairment for the Turk Plant (see Note 5).

Public Service Co of Oklahoma [Member]
Unaudited Quarterly Financial Information

17. UNAUDITED QUARTERLY FINANCIAL INFORMATION

In management's opinion, the unaudited quarterly information reflects all normal and recurring accruals and adjustments necessary for a fair presentation of the results of operations for interim periods. Quarterly results are not necessarily indicative of a full year's operations because of various factors. The unaudited quarterly financial information for each Registrant Subsidiary is as follows:

Quarterly Periods Ended:	APCo	I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2012
Total Revenues	$805,476	$546,207	$1,237,223		$300,531	$348,986
Operating Income	169,190	76,325	269,619		33,490	55,368
Net Income	75,311	39,221	150,830		12,648	36,395

June 30, 2012
Total Revenues	$716,461	$510,876	$1,113,750		$317,311	$390,946
Operating Income	143,426	64,803	210,004		69,299	72,976
Net Income	62,332	29,810	101,423		35,211	54,902

September 30, 2012
Total Revenues	$864,198	$598,204	$1,359,816		$372,872	$485,169
Operating Income	142,722	80,486	279,109		106,196	120,008
Net Income	63,191	39,254	151,510		58,103	89,218

December 31, 2012
Total Revenues	$890,796	$544,824	$1,217,407		$242,224	$352,733
Operating Income (Loss)	142,122	26,080	(81,785)	(a)	21,965	27,544
Net Income (Loss)	56,669	10,172	(60,229)	(a)	8,179	21,998

Quarterly Periods Ended:	APCo		I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2011
Total Revenues	$831,820		$560,492	$1,394,190		$288,003	$362,955
Operating Income	116,061	(b)	95,994	299,396		38,881	54,528
Net Income	38,980	(b)	45,427	165,970		15,389	29,827

June 30, 2011
Total Revenues	$751,445		$521,478	$1,285,558		$328,588	$399,534
Operating Income	88,567		64,351	261,534		64,185	80,054
Net Income	31,627		31,386	142,194		31,560	51,071

September 30, 2011
Total Revenues	$858,336		$611,232	$1,540,231		$457,586	$534,982
Operating Income	122,716		100,352	210,453	(c)	103,006	128,406
Net Income	52,804		51,702	128,339	(c)	57,349	87,795

December 31, 2011
Total Revenues	$763,624		$521,568	$1,211,132		$289,211	$356,355
Operating Income (Loss)	102,236	(d)	20,959	63,321	(e)	34,939	(12,731)	(f)
Net Income (Loss)	39,347	(d)	21,159	28,490	(e)	20,330	(3,567)	(f)

(a)       Includes pretax impairments for certain Ohio generation plants (see Note 5).

(b)       Includes a $41 million increase due to the pretax write-off of a portion of the Mountaineer Carbon Capture and Storage Product Validation Facility as denied for recovery by the WVPSC. This increase was partially offset by the $32 million decrease due to the deferral of 2010 costs related to storms and cost reduction initiatives as allowed by the WVPSC.

(c)       Includes pretax plant impairments for the Sporn Unit 5 shutdown and FGD project at Muskingum River Unit 5 (see Note 5). Also includes a $43 million provision for refund of POLR charges.

(d)       Includes a $31 million pretax write-off related to the disallowance of certain Virginia environmental costs incurred in 2009 and 2010 as a result of APCo's November 2011 Virginia SCC order. Includes a $27 million increase due to a favorable Asset Retirement Obligation adjustment related to the early closure and previous write-off of the Mountaineer Carbon Capture and Storage Product Validation Facility.

(e)       Includes provisions related to the FAC, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund.

(f)       Includes a pretax plant impairment for the Turk Plant (see Note 5).

Southwestern Electric Power Co [Member]
Unaudited Quarterly Financial Information

17. UNAUDITED QUARTERLY FINANCIAL INFORMATION

In management's opinion, the unaudited quarterly information reflects all normal and recurring accruals and adjustments necessary for a fair presentation of the results of operations for interim periods. Quarterly results are not necessarily indicative of a full year's operations because of various factors. The unaudited quarterly financial information for each Registrant Subsidiary is as follows:

Quarterly Periods Ended:	APCo	I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2012
Total Revenues	$805,476	$546,207	$1,237,223		$300,531	$348,986
Operating Income	169,190	76,325	269,619		33,490	55,368
Net Income	75,311	39,221	150,830		12,648	36,395

June 30, 2012
Total Revenues	$716,461	$510,876	$1,113,750		$317,311	$390,946
Operating Income	143,426	64,803	210,004		69,299	72,976
Net Income	62,332	29,810	101,423		35,211	54,902

September 30, 2012
Total Revenues	$864,198	$598,204	$1,359,816		$372,872	$485,169
Operating Income	142,722	80,486	279,109		106,196	120,008
Net Income	63,191	39,254	151,510		58,103	89,218

December 31, 2012
Total Revenues	$890,796	$544,824	$1,217,407		$242,224	$352,733
Operating Income (Loss)	142,122	26,080	(81,785)	(a)	21,965	27,544
Net Income (Loss)	56,669	10,172	(60,229)	(a)	8,179	21,998

Quarterly Periods Ended:	APCo		I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2011
Total Revenues	$831,820		$560,492	$1,394,190		$288,003	$362,955
Operating Income	116,061	(b)	95,994	299,396		38,881	54,528
Net Income	38,980	(b)	45,427	165,970		15,389	29,827

June 30, 2011
Total Revenues	$751,445		$521,478	$1,285,558		$328,588	$399,534
Operating Income	88,567		64,351	261,534		64,185	80,054
Net Income	31,627		31,386	142,194		31,560	51,071

September 30, 2011
Total Revenues	$858,336		$611,232	$1,540,231		$457,586	$534,982
Operating Income	122,716		100,352	210,453	(c)	103,006	128,406
Net Income	52,804		51,702	128,339	(c)	57,349	87,795

December 31, 2011
Total Revenues	$763,624		$521,568	$1,211,132		$289,211	$356,355
Operating Income (Loss)	102,236	(d)	20,959	63,321	(e)	34,939	(12,731)	(f)
Net Income (Loss)	39,347	(d)	21,159	28,490	(e)	20,330	(3,567)	(f)

(a)       Includes pretax impairments for certain Ohio generation plants (see Note 5).

(b)       Includes a $41 million increase due to the pretax write-off of a portion of the Mountaineer Carbon Capture and Storage Product Validation Facility as denied for recovery by the WVPSC. This increase was partially offset by the $32 million decrease due to the deferral of 2010 costs related to storms and cost reduction initiatives as allowed by the WVPSC.

(c)       Includes pretax plant impairments for the Sporn Unit 5 shutdown and FGD project at Muskingum River Unit 5 (see Note 5). Also includes a $43 million provision for refund of POLR charges.

(d)       Includes a $31 million pretax write-off related to the disallowance of certain Virginia environmental costs incurred in 2009 and 2010 as a result of APCo's November 2011 Virginia SCC order. Includes a $27 million increase due to a favorable Asset Retirement Obligation adjustment related to the early closure and previous write-off of the Mountaineer Carbon Capture and Storage Product Validation Facility.

(e)       Includes provisions related to the FAC, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund.

(f)       Includes a pretax plant impairment for the Turk Plant (see Note 5).

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Other Intangible Assets

19. GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill

The changes in our carrying amount of goodwill for the years ended December 31, 2012 and 2011 by operating segment are as follows:

			Generation
	Utility	AEP River	and	AEP
	Operations	Operations	Marketing	Consolidated
	(in millions)
Balance as of December 31, 2010	$37	$39	$-	$76
Impairment Losses	-	-	-	-
Balance as of December 31, 2011	37	39	-	76
Acquired Goodwill	-	-	15	15
Impairment Losses	-	-	-	-
Balance as of December 31, 2012	$37	$39	$15	$91

In the fourth quarters of 2012 and 2011, we performed our annual impairment tests. The fair values of the operations with goodwill were estimated using cash flow projections and other market value indicators. There were no goodwill impairment losses. We do not have any accumulated impairment on existing goodwill.

During 2012, the increase in goodwill of $15 million was due to the acquisition of BlueStar.

Other Intangible Assets

Acquired intangible assets subject to amortization were $24 million as of December 31, 2012, net of accumulated amortization and are included in Deferred Charges and Other Noncurrent Assets on the balance sheets. As of December 31, 2011, all acquired intangible assets had been fully amortized. During 2012, as a result of the acquisition of BlueStar, we acquired intangible assets associated with sales contracts and customer accounts of $58 million. The amortization life, gross carrying amount and accumulated amortization by major asset class are as follows:

		December 31,
		2012		2011
		Gross		Gross
	Amortization	Carrying	Accumulated	Carrying	Accumulated
	Life	Amount	Amortization	Amount	Amortization
	(in years)	(in millions)
Easements	10	$-	$-	$2	$2
Purchased Technology	10	-	-	11	11
Acquired Customer Contracts	5	58	34	-	-
Total		$58	$34	$13	$13

Amortization of intangible assets was $34 million, $1 million and $1 million for the years ended December 31, 2012, 2011 and 2010, respectively. Our estimated total amortization is $13 million, $6 million, $3 million and $2 million for 2013, 2014, 2015 and 2016, respectively.

Organization and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Rates and Service Regulation

Rates and Service Regulation

Our public utility subsidiaries' rates are regulated by the FERC and state regulatory commissions in our eleven state operating territories. The FERC also regulates our affiliated transactions, including AEPSC intercompany service billings which are generally at cost, under the 2005 Public Utility Holding Company Act and the Federal Power Act. The FERC also has jurisdiction over the issuances and acquisitions of securities of our public utility subsidiaries, the acquisition or sale of certain utility assets and mergers with another electric utility or holding company. For non-power goods and services, the FERC requires that a nonregulated affiliate can bill an affiliated public utility company no more than market while a public utility must bill the higher of cost or market to a nonregulated affiliate. The state regulatory commissions also regulate certain intercompany transactions under various orders and affiliate statutes. Both the FERC and state regulatory commissions are permitted to review and audit the relevant books and records of companies within a public utility holding company system.

The FERC regulates wholesale power markets and wholesale power transactions. Our wholesale power transactions are generally market-based. Wholesale power transactions are cost-based regulated when we negotiate and file a cost-based contract with the FERC or the FERC determines that we have “market power” in the region where the transaction occurs. We have entered into wholesale power supply contracts with various municipalities and cooperatives that are FERC-regulated, cost-based contracts. These contracts are generally formula rate mechanisms, which are trued up to actual costs annually. Our wholesale power transactions in the SPP region are cost-based due to the FERC's finding that PSO and SWEPCo have market power in the SPP region.

The state regulatory commissions regulate all of the distribution operations and rates of our retail public utilities on a cost basis. The state regulatory commissions also regulate the retail generation/power supply operations and rates except in Ohio and the ERCOT region of Texas. The ESP rates in Ohio continue the process of aligning generation/power supply rates over time with market rates. In the ERCOT region of Texas, the generation/supply business is under customer choice and market pricing and is conducted by Texas Retail Electric Providers (REPs). Through our nonregulated subsidiaries, we enter into short and long-term wholesale transactions to buy or sell capacity, energy and ancillary services in the ERCOT market. In addition, these nonregulated subsidiaries control certain wind and coal-fired generation assets, the power from which is marketed and sold in ERCOT. We have no active REPs in ERCOT.

The FERC also regulates our wholesale transmission operations and rates. The FERC claims jurisdiction over retail transmission rates when retail rates are unbundled in connection with restructuring. OPCo's retail transmission rates in Ohio, APCo's retail transmission rates in Virginia, I&M's retail transmission rates in Michigan and TCC's and TNC's retail transmission rates in Texas are unbundled. OPCo's retail transmission rates in Ohio, APCo's retail transmission rates in Virginia and I&M's retail transmission rates in Michigan are based on formula rates included in the PJM OATT that are cost-based. Although TCC's and TNC's retail transmission rates in Texas are unbundled, retail transmission rates are regulated, on a cost basis, by the PUCT. Bundled retail transmission rates are regulated, on a cost basis, by the state commissions. Transmission rates for our seven wholly-owned transmission subsidiaries within our Transmission Operations segment are based on formula rates included in the applicable RTO's OATT that are cost-based.

In addition, the FERC regulates the SIA, the Interconnection Agreement, the CSW Operating Agreement, the System Transmission Integration Agreement, the Transmission Agreement, the Transmission Coordination Agreement and the AEP System Interim Allowance Agreement, all of which allocate shared system costs and revenues to the utility subsidiaries that are parties to each agreement. In October 2012, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and the AEP System Interim Allowance Agreement and approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision is expected from the FERC in mid-2013.

Principles of Consolidation

Principles of Consolidation

Our consolidated financial statements include our wholly-owned and majority-owned subsidiaries and VIEs of which we are the primary beneficiary. Intercompany items are eliminated in consolidation. We use the equity method of accounting for equity investments where we exercise significant influence but do not hold a controlling financial interest. Such investments are recorded as Deferred Charges and Other Noncurrent Assets on the balance sheets; equity earnings are included in Equity Earnings of Unconsolidated Subsidiaries on the statements of income. We have ownership interests in generating units that are jointly-owned with nonaffiliated companies. Our proportionate share of the operating costs associated with such facilities is included on the statements of income and our proportionate share of the assets and liabilities are reflected on the balance sheets.

Accounting for the Effects of Cost-Based Regulation

Accounting for the Effects of Cost-Based Regulation

As the owner of rate-regulated electric public utility companies, our financial statements reflect the actions of regulators that result in the recognition of certain revenues and expenses in different time periods than enterprises that are not rate-regulated. In accordance with accounting guidance for “Regulated Operations,” we record regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates. Due to the passage of legislation requiring restructuring and a transition to customer choice and market-based rates, we discontinued the application of “Regulated Operations” accounting treatment for the generation portion of our business in Texas for TNC. OPCo applies “Regulated Operations” accounting treatment only to specifically approved portions of its generation business consisting of fuel and capacity costs.

Use of Estimates

Use of Estimates

The preparation of these financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include, but are not limited to, inventory valuation, allowance for doubtful accounts, goodwill, intangible and long-lived asset impairment, unbilled electricity revenue, valuation of long-term energy contracts, the effects of regulation, long-lived asset recovery, storm costs, the effects of contingencies and certain assumptions made in accounting for pension and postretirement benefits. The estimates and assumptions used are based upon management's evaluation of the relevant facts and circumstances as of the date of the financial statements. Actual results could ultimately differ from those estimates.

Cash and Cash Equivalents	Cash and Cash Equivalents Cash and Cash Equivalents include temporary cash investments with original maturities of three months or less.
Other Temporary Investments

Other Temporary Investments

Other Temporary Investments include funds held by trustees primarily for the payment of securitization bonds, marketable securities that we intend to hold for less than one year and investments by our protected cell of EIS.

We classify our investments in marketable securities as available-for-sale or held-to-maturity in accordance with the provisions of “Investments – Debt and Equity Securities” accounting guidance. We do not have any investments classified as trading.

Available-for-sale securities reflected in Other Temporary Investments are carried at fair value with the unrealized gain or loss, net of tax, reported in AOCI. Held-to-maturity securities reflected in Other Temporary Investments are carried at amortized cost. The cost of securities sold is based on the specific identification or weighted average cost method.

In evaluating potential impairment of securities with unrealized losses, we considered, among other criteria, the current fair value compared to cost, the length of time the security's fair value has been below cost, our intent and ability to retain the investment for a period of time sufficient to allow for any anticipated recovery in value and current economic conditions. See “Fair Value Measurements of Other Temporary Investments” in Note 10.

Inventory	Inventory Fossil fuel inventories are generally carried at average cost. Materials and supplies inventories are carried at average cost.
Accounts Receivable

Accounts Receivable

Customer accounts receivable primarily include receivables from wholesale and retail energy customers, receivables from energy contract counterparties related to our risk management activities and customer receivables primarily related to other revenue-generating activities.

We recognize revenue from electric power sales when we deliver power to our customers. To the extent that deliveries have occurred but a bill has not been issued, we accrue and recognize, as Accrued Unbilled Revenues on the balance sheets, an estimate of the revenues for energy delivered since the last billing.

AEP Credit factors accounts receivable on a daily basis, excluding receivables from risk management activities, for I&M, KGPCo, KPCo, OPCo, PSO, SWEPCo and a portion of APCo. Since APCo does not have regulatory authority to sell accounts receivable in its West Virginia regulatory jurisdiction, only a portion of APCo's accounts receivable are sold to AEP Credit. AEP Credit has a receivables securitization agreement with bank conduits. Under the securitization agreement, AEP Credit receives financing from the bank conduits for the interest in the billed and unbilled receivables AEP Credit acquires from affiliated utility subsidiaries.

Allowance for Uncollectible Accounts

Allowance for Uncollectible Accounts

Generally, AEP Credit records bad debt expense based upon a 12-month rolling average of bad debt write-offs in proportion to gross accounts receivable purchased from participating AEP subsidiaries. For receivables related to APCo's West Virginia operations, the bad debt reserve is calculated based on a rolling two-year average write-off in proportion to gross accounts receivable. For customer accounts receivables related to our risk management activities, accounts receivables are reviewed for bad debt reserves at a specific counterparty level basis. For the wires business of TCC and TNC, bad debt reserves are calculated using the specific identification of receivable balances greater than 120 days delinquent, and for those balances less than 120 days where the collection is doubtful. For miscellaneous accounts receivable, bad debt expense is recorded for all amounts outstanding 180 days or greater at 100%, unless specifically identified. Miscellaneous accounts receivable items open less than 180 days may be reserved using specific identification for bad debt reserves.

Emission Allowances

Emission Allowances

In regulated jurisdictions including Ohio through December 31, 2014, we record emission allowances at cost, including the annual SO2 and NOx emission allowance entitlements received at no cost from the Federal EPA. In Ohio, we record allowances expected to be consumed subsequent to December 31, 2014 at the lower of cost or market when our allowances are no longer included in the FAC due to energy auctions of SSO load. We follow the inventory model for these allowances. We record allowances expected to be consumed within one year in Materials and Supplies and allowances with expected consumption beyond one year in Deferred Charges and Other Noncurrent Assets on the balance sheets. We record the consumption of allowances in the production of energy in Fuel and Other Consumables Used for Electric Generation on the statements of income at an average cost. We record allowances held for speculation in Prepayments and Other Current Assets on the balance sheets. We report the purchases and sales of allowances in the Operating Activities section of the statements of cash flows. We record the net margin on sales of emission allowances in Utility Operations Revenue on the statements of income because of its integral nature to the production process of energy and our revenue optimization strategy for our utility operations. The net margin on sales of emission allowances affects the determination of deferred fuel or deferred emission allowance costs and the amortization of regulatory assets for certain jurisdictions.

Property, Plant and Equipment and Equity Investments

Property, Plant and Equipment and Equity Investments

Regulated

Electric utility property, plant and equipment for our rate-regulated operations are stated at original cost. Additions, major replacements and betterments are added to the plant accounts. Under the group composite method of depreciation, continuous interim routine replacements of items such as boiler tubes, pumps, motors, etc. result in the original cost, less salvage, being charged to accumulated depreciation. The group composite method of depreciation assumes that on average, asset components are retired at the end of their useful lives and thus there is no gain or loss. The equipment in each primary electric plant account is identified as a separate group. The depreciation rates that are established take into account the past history of interim capital replacements and the amount of salvage received. These rates and the related lives are subject to periodic review. Removal costs are charged to regulatory liabilities. The costs of labor, materials and overhead incurred to operate and maintain our plants are included in operating expenses.

Long-lived assets are required to be tested for impairment when it is determined that the carrying value of the assets may no longer be recoverable or when the assets meet the held-for-sale criteria under the accounting guidance for “Impairment or Disposal of Long-Lived Assets.” When it becomes probable that an asset in service or an asset under construction will be abandoned and regulatory cost recovery has been disallowed, the cost of that asset shall be removed from plant-in-service or CWIP and charged to expense. Equity investments are required to be tested for impairment when it is determined there may be an other-than-temporary loss in value.

The fair value of an asset or investment is the amount at which that asset or investment could be bought or sold in a current transaction between willing parties, as opposed to a forced or liquidation sale. Quoted market prices in active markets are the best evidence of fair value and are used as the basis for the measurement, if available. In the absence of quoted prices for identical or similar assets or investments in active markets, fair value is estimated using various internal and external valuation methods including cash flow analysis and appraisals.

Nonregulated

Our nonregulated operations generally follow the policies of our rate-regulated operations listed above but with the following exceptions. Property, plant and equipment of nonregulated operations and equity investments (included in Deferred Charges and Other Noncurrent Assets) are stated at fair value at acquisition (or as adjusted for any applicable impairments) plus the original cost of property acquired or constructed since the acquisition, less disposals. Normal and routine retirements from the plant accounts, net of salvage, are charged to accumulated depreciation for most nonregulated operations under the group composite method of depreciation. For nonregulated plant assets, a gain or loss would be recorded if the retirement is not considered an interim routine replacement. Removal costs are charged to expense.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

AFUDC represents the estimated cost of borrowed and equity funds used to finance construction projects that is capitalized and recovered through depreciation over the service life of regulated electric utility plant. For nonregulated operations, including generating assets owned by OPCo and certain generating assets in Arkansas and Texas, interest is capitalized during construction in accordance with the accounting guidance for “Capitalization of Interest”. We record the equity component of AFUDC in Allowance for Equity Funds Used During Construction and the debt component of AFUDC as a reduction to Interest Expense.

Fair Value Measurements of Assets and Liabilities

Valuation of Nonderivative Financial Instruments

The book values of Cash and Cash Equivalents, Accounts Receivable, Accounts Payable and Short-term Debt approximate fair value because of the short-term maturity of these instruments. The book value of the pre-April 1983 spent nuclear fuel disposal liability approximates the best estimate of its fair value.

Fair Value Measurements of Assets and Liabilities

The accounting guidance for “Fair Value Measurements and Disclosures” establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). Where observable inputs are available for substantially the full term of the asset or liability, the instrument is categorized in Level 2. When quoted market prices are not available, pricing may be completed using comparable securities, dealer values, operating data and general market conditions to determine fair value. Valuation models utilize various inputs such as commodity, interest rate and, to a lesser degree, volatility and credit that include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets, market corroborated inputs (i.e. inputs derived principally from, or correlated to, observable market data) and other observable inputs for the asset or liability. Our market risk oversight staff independently monitors our valuation policies and procedures and provides members of the Commercial Operations Risk Committee (CORC) various daily, weekly and monthly reports, regarding compliance with policies and procedures. The CORC consists of our Chief Operating Officer, Chief Financial Officer, Executive Vice President of Energy Supply, Senior Vice President of Commercial Operations and Chief Risk Officer.

For our commercial activities, exchange traded derivatives, namely futures contracts, are generally fair valued based on unadjusted quoted prices in active markets and are classified as Level 1. Level 2 inputs primarily consist of OTC broker quotes in moderately active or less active markets, as well as exchange traded contracts where there is insufficient market liquidity to warrant inclusion in Level 1. We verify our price curves using these broker quotes and classify these fair values within Level 2 when substantially all of the fair value can be corroborated. We typically obtain multiple broker quotes, which are nonbinding in nature, but are based on recent trades in the marketplace. When multiple broker quotes are obtained, we average the quoted bid and ask prices. In certain circumstances, we may discard a broker quote if it is a clear outlier. We use a historical correlation analysis between the broker quoted location and the illiquid locations and if the points are highly correlated we include these locations within Level 2 as well. Certain OTC and bilaterally executed derivative instruments are executed in less active markets with a lower availability of pricing information. Illiquid transactions, complex structured transactions, FTRs and counterparty credit risk may require nonmarket based inputs. Some of these inputs may be internally developed or extrapolated and utilized to estimate fair value. When such inputs have a significant impact on the measurement of fair value, the instrument is categorized as Level 3. The main driver of our contracts being classified as Level 3 is the inability to substantiate our energy price curves in the market. A significant portion of our Level 3 instruments have been economically hedged which greatly limits potential earnings volatility.

We utilize our trustee's external pricing service in our estimate of the fair value of the underlying investments held in the benefit plan and nuclear trusts. Our investment managers review and validate the prices utilized by the trustee to determine fair value. We perform our own valuation testing to verify the fair values of the securities. We receive audit reports of our trustee's operating controls and valuation processes. The trustee uses multiple pricing vendors for the assets held in the trusts.

Assets in the benefits and nuclear trusts, Cash and Cash Equivalents and Other Temporary Investments are classified using the following methods. Equities are classified as Level 1 holdings if they are actively traded on exchanges. Items classified as Level 1 are investments in money market funds, fixed income and equity mutual funds and domestic equity securities. They are valued based on observable inputs primarily unadjusted quoted prices in active markets for identical assets. Items classified as Level 2 are primarily investments in individual fixed income securities and cash equivalents funds. Fixed income securities do not trade on an exchange and do not have an official closing price but their valuation inputs are based on observable market data. Pricing vendors calculate bond valuations using financial models and matrices. The models use observable inputs including yields on benchmark securities, quotes by securities brokers, rating agency actions, discounts or premiums on securities compared to par prices, changes in yields for U.S. Treasury securities, corporate actions by bond issuers, prepayment schedules and histories, economic events and, for certain securities, adjustments to yields to reflect changes in the rate of inflation. Other securities with model-derived valuation inputs that are observable are also classified as Level 2 investments. Investments with unobservable valuation inputs are classified as Level 3 investments. Benefit plan assets included in Level 3 are primarily real estate and private equity investments that are valued using methods requiring judgment including appraisals.

Deferred Fuel Costs

Deferred Fuel Costs

The cost of fuel and related emission allowances and emission control chemicals/consumables is charged to Fuel and Other Consumables Used for Electric Generation expense when the fuel is burned or the allowance or consumable is utilized. The cost of fuel also includes the cost of nuclear fuel burned which is computed primarily on the units-of-production method. In regulated jurisdictions with an active FAC, fuel cost over-recoveries (the excess of fuel revenues billed to customers over applicable fuel costs incurred) are generally deferred as current regulatory liabilities and under-recoveries (the excess of applicable fuel costs incurred over fuel revenues billed to customers) are generally deferred as current regulatory assets. Fuel cost over-recovery and under-recovery balances are classified as noncurrent when there is a phase-in plan or the FAC has been suspended. These deferrals are amortized when refunded or when billed to customers in later months with the state regulatory commissions' review and approval. The amount of an over-recovery or under-recovery can also be affected by actions of the state regulatory commissions. On a routine basis, state regulatory commissions review and/or audit our fuel procurement policies and practices, the fuel cost calculations and FAC deferrals. When a fuel cost disallowance becomes probable, we adjust our FAC deferrals and record provisions for estimated refunds to recognize these probable outcomes.

Changes in fuel costs, including purchased power in Kentucky for KPCo, in Indiana and Michigan for I&M, in Ohio (beginning in 2012 through the ESP related to non-auction standard service offer load served) for OPCo, in Arkansas, Louisiana and Texas for SWEPCo, in Oklahoma for PSO and in Virginia for APCo are reflected in rates in a timely manner generally through the FAC. Changes in fuel costs, including purchased power in Ohio (beginning in 2009 through 2011) for OPCo and in West Virginia for APCo are reflected in rates through FAC phase-in plans. The FAC generally includes some sharing of off-system sales. In West Virginia for APCo, all of the profits from off-system sales are given to customers through the FAC. None of the profits from off-system sales are given to customers through the FAC in Ohio for OPCo. A portion of profits from off-system sales are given to customers through the FAC and other rate mechanisms in Oklahoma for PSO, Arkansas, Louisiana and Texas for SWEPCo, Kentucky for KPCo, Virginia for APCo and in Indiana and Michigan (all areas of Michigan beginning in December 2010) for I&M. Where the FAC or off-system sales sharing mechanism is capped, frozen or non-existent, changes in fuel costs or sharing of off-system sales impacted earnings.

Revenue Recognition

Revenue Recognition

Regulatory Accounting

Our financial statements reflect the actions of regulators that can result in the recognition of revenues and expenses in different time periods than enterprises that are not rate-regulated. Regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) are recorded to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates.

When regulatory assets are probable of recovery through regulated rates, we record them as assets on the balance sheets. We test for probability of recovery at each balance sheet date or whenever new events occur. Examples of new events include the issuance of a regulatory commission order or passage of new legislation. If it is determined that recovery of a regulatory asset is no longer probable, we write off that regulatory asset as a charge against income.

Electricity Supply and Delivery Activities

Revenues are recognized from retail and wholesale electricity sales and electricity transmission and distribution delivery services. For regulated and nonregulated operations, we recognize the revenues on the statements of income upon delivery of the energy to the customer and include unbilled as well as billed amounts. In accordance with the applicable state commission regulatory treatment, PSO and SWEPCo do not record the fuel portion of unbilled revenue.

Most of the power produced at the generation plants of the AEP East Companies is sold to PJM, the RTO operating in the east service territory. We purchase power from PJM to supply our customers. Generally, these power sales and purchases are reported on a net basis as revenues on the statements of income. However, purchases of power in excess of sales to PJM, on an hourly net basis, used to serve retail load are recorded gross as Purchased Electricity for Resale on the statements of income. Other RTOs in which we participate do not function in the same manner as PJM. They function as balancing organizations and not as exchanges.

Physical energy purchases arising from non-derivative contracts are accounted for on a gross basis in Purchased Electricity for Resale on the statements of income. Energy purchases arising from non-trading derivative contracts are recorded based on the transaction's economic substance. Purchases under non-trading derivatives used to serve accrual based obligations are recorded in Purchased Electricity for Resale on the statements of income. All other non-trading derivative purchases are recorded net in revenues.

In general, we record expenses when purchased electricity is received and when expenses are incurred, with the exception of certain power purchase contracts that are derivatives and accounted for using MTM accounting where generation/supply rates are not cost-based regulated. In jurisdictions where the generation/supply business is subject to cost-based regulation, the unrealized MTM amounts are deferred as regulatory assets (for losses) and regulatory liabilities (for gains).

Energy Marketing and Risk Management Activities

We engage in wholesale electricity, coal, natural gas and emission allowances marketing and risk management activities focused on wholesale markets where we own assets and adjacent markets. Our activities include the purchase and sale of energy under forward contracts at fixed and variable prices. These contracts include physical transactions, exchange-traded futures, and to a lesser extent, OTC swaps and options. We engage in certain energy marketing and risk management transactions with RTOs.

We recognize revenues and expenses from wholesale marketing and risk management transactions that are not derivatives upon delivery of the commodity. We use MTM accounting for wholesale marketing and risk management transactions that are derivatives unless the derivative is designated in a qualifying cash flow hedge relationship or a normal purchase or sale. We include unrealized and realized gains and losses on wholesale marketing and risk management transactions that are accounted for using MTM in Revenues on the statements of income on a net basis. In jurisdictions subject to cost-based regulation, we defer unrealized MTM amounts and some realized gains and losses as regulatory assets (for losses) and regulatory liabilities (for gains). We include unrealized MTM gains and losses resulting from derivative contracts on the balance sheets as Risk Management Assets or Liabilities as appropriate.

Certain qualifying wholesale marketing and risk management derivative transactions are designated as hedges of variability in future cash flows as a result of forecasted transactions (cash flow hedge). We initially record the effective portion of the cash flow hedge's gain or loss as a component of AOCI. When the forecasted transaction is realized and affects net income, we subsequently reclassify the gain or loss on the hedge from AOCI into revenues or expenses within the same financial statement line item as the forecasted transaction on the statements of income. Excluding those jurisdictions subject to cost-based regulation, we recognize the ineffective portion of the gain or loss in revenues or expense immediately on the statements of income, depending on the specific nature of the associated hedged risk. In regulated jurisdictions, we defer the ineffective portion as regulatory assets (for losses) and regulatory liabilities (for gains). See “Accounting for Cash Flow Hedging Strategies” section of Note 9.

Barging Activities

AEP River Operations' revenue is recognized based on percentage of voyage completion. The proportion of freight transportation revenue to be recognized is determined by applying a percentage to the contractual charges for such services. The percentage is determined by dividing the number of miles from the loading point to the position of the barge as of the end of the accounting period by the total miles to the destination specified in the customer's freight contract. The position of the barge at accounting period end is determined by our computerized barge tracking system.

Levelization of Nuclear Refueling Outage Costs

Levelization of Nuclear Refueling Outage Costs

In accordance with regulatory orders, I&M defers incremental operation and maintenance costs associated with periodic refueling outages at its Cook Plant and amortizes the costs over the period beginning with the month following the start of each unit's refueling outage and lasting until the end of the month in which the same unit's next scheduled refueling outage begins. I&M adjusts the amortization amount as necessary to ensure full amortization of all deferred costs by the end of the refueling cycle.

Maintenance

Maintenance

We expense maintenance costs as incurred. If it becomes probable that we will recover specifically-incurred costs through future rates, we establish a regulatory asset to match the expensing of those maintenance costs with their recovery in cost-based regulated revenues. In certain regulatory jurisdictions, we defer costs above the level included in base rates and amortize those deferrals commensurate with recovery through rate riders.

Income Taxes and Investment Tax Credits

Income Taxes and Investment Tax Credits

We use the liability method of accounting for income taxes. Under the liability method, we provide deferred income taxes for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), we record deferred income taxes and establish related regulatory assets and liabilities to match the regulated revenues and tax expense.

We account for investment tax credits under the flow-through method except where regulatory commissions reflect investment tax credits in the rate-making process on a deferral basis. We amortize deferred investment tax credits over the life of the plant investment.

We account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” We classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

AEP System Tax Allocation Agreement

We, along with our subsidiaries, file a consolidated federal income tax return. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to our subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Excise Taxes

Excise Taxes

We act as an agent for some state and local governments and collect from customers certain excise taxes levied by those state or local governments on our customers. We do not recognize these taxes as revenue or expense.

Government Grants

Government Grants

For APCo's commercial scale carbon capture and sequestration facility at the Mountaineer Plant and OPCo's gridSMART® demonstration program, APCo and OPCo are reimbursed by the Department of Energy for allowable costs incurred during the billing period. In addition, AEP built a cyber security operations center that will be used to enhance the capabilities for identifying cyber risks or threats, which was also partially funded by the gridSMART® demonstration grant for OPCo's incurred costs. These reimbursements result in the reduction of Other Operation and Maintenance expenses on the statements of income or a reduction in Construction Work in Progress on the balance sheets.

Debt

Debt

We defer gains and losses from the reacquisition of debt used to finance regulated electric utility plants and amortize the deferral over the remaining term of the reacquired debt in accordance with their rate-making treatment unless the debt is refinanced. If we refinance the reacquired debt associated with the regulated business, the reacquisition costs attributable to the portions of the business subject to cost-based regulatory accounting are generally deferred and amortized over the term of the replacement debt consistent with its recovery in rates. Some jurisdictions require that these costs be expensed upon reacquisition. We report gains and losses on the reacquisition of debt for operations not subject to cost-based rate regulation in Interest Expense on the statements of income.

We defer debt discount or premium and debt issuance expenses and amortize generally utilizing the straight-line method over the term of the related debt. The straight-line method approximates the effective interest method and is consistent with the treatment in rates for regulated operations. We include the net amortization expense in Interest Expense on the statements of income.

Goodwill and Intangible Assets

Goodwill and Intangible Assets

When we acquire businesses, we record the fair value of all assets and liabilities, including intangible assets. To the extent that consideration exceeds the fair value of identified assets, we record goodwill. We do not amortize goodwill and intangible assets with indefinite lives. We test acquired goodwill and other intangible assets with indefinite lives for impairment at least annually at their estimated fair value. We test goodwill at the reporting unit level and other intangibles at the asset level. Fair value is the amount at which an asset or liability could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. Quoted market prices in active markets are the best evidence of fair value and are used as the basis for the measurement, if available. In the absence of quoted prices for identical or similar assets in active markets, we estimate fair value using various internal and external valuation methods. We amortize intangible assets with finite lives over their respective estimated lives to their estimated residual values. We also review the lives of the amortizable intangibles with finite lives on an annual basis.

Investments Held in Trust for Future Liabilities

Investments Held in Trust for Future Liabilities

We have several trust funds with significant investments intended to provide for future payments of pension and OPEB benefits, nuclear decommissioning and spent nuclear fuel disposal. All of our trust funds' investments are diversified and managed in compliance with all laws and regulations. Our investment strategy for trust funds is to use a diversified portfolio of investments to achieve an acceptable rate of return while managing the interest rate sensitivity of the assets relative to the associated liabilities. To minimize investment risk, the trust funds are broadly diversified among classes of assets, investment strategies and investment managers. We regularly review the actual asset allocations and periodically rebalance the investments to targeted allocations when appropriate. Investment policies and guidelines allow investment managers in approved strategies to use financial derivatives to obtain or manage market exposures and to hedge assets and liabilities. The investments are reported at fair value under the “Fair Value Measurements and Disclosures” accounting guidance.

Benefit Plans

All benefit plan assets are invested in accordance with each plan's investment policy. The investment policy outlines the investment objectives, strategies and target asset allocations by plan.

The investment philosophies for our benefit plans support the allocation of assets to minimize risks and optimize net returns. Strategies used include:

  Maintaining a long-term investment horizon.
  Diversifying assets to help control volatility of returns at acceptable levels.
  Managing fees, transaction costs and tax liabilities to maximize investment earnings.
  Using active management of investments where appropriate risk/return opportunities exist.
  Keeping portfolio structure style-neutral to limit volatility compared to applicable benchmarks.
  Using alternative asset classes such as real estate and private equity to maximize return and provide additional portfolio diversification.

The investment policy for the pension fund allocates assets based on the funded status of the pension plan. The objective of the asset allocation policy is to reduce the investment volatility of the plan over time. Generally, more of the investment mix will be allocated to fixed income investments as the plan becomes better funded. Assets will be transferred away from equity investments into fixed income investments based on the market value of plan assets compared to the plan's projected benefit obligation. The current target asset allocations are as follows:

Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

The investment policy for each benefit plan contains various investment limitations. The investment policies establish concentration limits for securities. Investment policies prohibit the benefit trust funds from purchasing securities issued by AEP (with the exception of proportionate and immaterial holdings of AEP securities in passive index strategies). However, our investment policies do not preclude the benefit trust funds from receiving contributions in the form of AEP securities, provided that the AEP securities acquired by each plan may not exceed the limitations imposed by law. Each investment manager's portfolio is compared to a diversified benchmark index.

For equity investments, the limits are as follows:

  No security in excess of 5% of all equities.
  Cash equivalents must be less than 10% of an investment manager's equity portfolio.
  No individual stock may be more than 10% of each manager's equity portfolio.
  No investment in excess of 5% of an outstanding class of any company.
  No securities may be bought or sold on margin or other use of leverage.

For fixed income investments, the concentration limits must not exceed:

  3% in any single issuer
  5% for private placements
  5% for convertible securities
  60% for bonds rated AA+ or lower
  50% for bonds rated A+ or lower
  10% for bonds rated BBB- or lower

For obligations of non-government issuers, the following limitations apply:

  AAA rated debt: a single issuer should account for no more than 5% of the portfolio.
  AA+, AA, AA- rated debt: a single issuer should account for no more than 3% of the portfolio.
  Debt rated A+ or lower: a single issuer should account for no more than 2% of the portfolio.
  No more than 10% of the portfolio may be invested in high yield and emerging market debt combined at any time.

A portion of the pension assets is invested in real estate funds to provide diversification, add return and hedge against inflation. Real estate properties are illiquid, difficult to value and not actively traded. The pension plan uses external real estate investment managers to invest in commingled funds that hold real estate properties. To mitigate investment risk in the real estate portfolio, commingled real estate funds are used to ensure that holdings are diversified by region, property type and risk classification. Real estate holdings include core, value-added and development risk classifications and some investments in Real Estate Investment Trusts (REITs), which are publicly traded real estate securities classified as Level 1.

A portion of the pension assets is invested in private equity. Private equity investments add return and provide diversification and typically require a long-term time horizon to evaluate investment performance. Private equity is classified as an alternative investment because it is illiquid, difficult to value and not actively traded. The pension plan uses limited partnerships and commingled funds to invest across the private equity investment spectrum. Our private equity holdings are with multiple general partners who help monitor the investments and provide investment selection expertise. The holdings are currently comprised of venture capital, buyout and hybrid debt and equity investment instruments. Commingled private equity funds are used to enhance the holdings' diversity.

We participate in a securities lending program with BNY Mellon to provide incremental income on idle assets and to provide income to offset custody fees and other administrative expenses. We lend securities to borrowers approved by BNY Mellon in exchange for cash collateral. All loans are collateralized by at least 102% of the loaned asset's market value and the cash collateral is invested. The difference between the rebate owed to the borrower and the cash collateral rate of return determines the earnings on the loaned security. The securities lending program's objective is providing modest incremental income with a limited increase in risk.

We hold trust owned life insurance (TOLI) underwritten by The Prudential Insurance Company in the OPEB plan trusts. The strategy for holding life insurance contracts in the taxable Voluntary Employees' Beneficiary Association (VEBA) trust is to minimize taxes paid on the asset growth in the trust. Earnings on plan assets are tax-deferred within the TOLI contract and can be tax-free if held until claims are paid. Life insurance proceeds remain in the trust and are used to fund future retiree medical benefit liabilities. With consideration to other investments held in the trust, the cash value of the TOLI contracts is invested in two diversified funds. A portion is invested in a commingled fund with underlying investments in stocks that are actively traded on major international equity exchanges. The other portion of the TOLI cash value is invested in a diversified, commingled fixed income fund with underlying investments in government bonds, corporate bonds and asset-backed securities.

Cash and cash equivalents are held in each trust to provide liquidity and meet short-term cash needs. Cash equivalent funds are used to provide diversification and preserve principal. The underlying holdings in the cash funds are investment grade money market instruments including commercial paper, certificates of deposit, treasury bills and other types of investment grade short-term debt securities. The cash funds are valued each business day and provide daily liquidity.

Nuclear Trust Funds

Nuclear Trust Funds

Nuclear decommissioning and spent nuclear fuel trust funds represent funds that regulatory commissions allow us to collect through rates to fund future decommissioning and spent nuclear fuel disposal liabilities. By rules or orders, the IURC, the MPSC and the FERC established investment limitations and general risk management guidelines. In general, limitations include:

  Acceptable investments (rated investment grade or above when purchased).
  Maximum percentage invested in a specific type of investment.
  Prohibition of investment in obligations of AEP or its affiliates.
  Withdrawals permitted only for payment of decommissioning costs and trust expenses.

We maintain trust records for each regulatory jurisdiction. The trust assets may not be used for another jurisdiction's liabilities. Regulatory approval is required to withdraw decommissioning funds. These funds are managed by external investment managers who must comply with the guidelines and rules of the applicable regulatory authorities. The trust assets are invested to optimize the net of tax earnings of the trust giving consideration to liquidity, risk, diversification and other prudent investment objectives.

We record securities held in these trust funds as Spent Nuclear Fuel and Decommissioning Trusts on the balance sheets. We record these securities at fair value. We classify securities in the trust funds as available-for-sale due to their long-term purpose. Other-than-temporary impairments for investments in both debt and equity securities are considered realized losses as a result of securities being managed by an external investment management firm. The external investment management firm makes specific investment decisions regarding the equity and debt investments held in these trusts and generally intends to sell debt securities in an unrealized loss position as part of a tax optimization strategy. Impairments reduce the cost basis of the securities which will affect any future unrealized gain or realized gain or loss due to the adjusted cost of investment. We record unrealized gains and other-than-temporary impairments from securities in these trust funds as adjustments to the regulatory liability account for the nuclear decommissioning trust funds and to regulatory assets or liabilities for the SNF disposal trust funds in accordance with their treatment in rates. Consequently, changes in fair value of trust assets do not affect earnings or AOCI. See the “Nuclear Contingencies” section of Note 5 for additional discussion of nuclear matters. See “Fair Value Measurements of Trust Assets for Decommissioning and SNF Disposal” section of Note 10 for disclosure of the fair value of assets within the trusts.

Comprehensive Income (Loss)

Comprehensive Income (Loss)

Comprehensive income (loss) is defined as the change in equity (net assets) of a business enterprise during a period from transactions and other events and circumstances from nonowner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. Comprehensive income (loss) has two components: net income (loss) and other comprehensive income (loss).

Share-based Compensation

Stock-Based Compensation Plans

As of December 31, 2012, we had stock options, performance units and restricted stock units outstanding under The Amended and Restated American Electric Power System Long-Term Incentive Plan (LTIP). This plan was last approved by shareholders in April 2010.

We maintain a variety of tax qualified and nonqualified deferred compensation plans for employees and non-employee directors that include, among other options, an investment in or an investment return equivalent to that of AEP common stock. This includes career share accounts maintained under the American Electric Power System Stock Ownership Requirement Plan, which facilitates executives in meeting minimum stock ownership requirements assigned to them by the Human Resources Committee of the Board of Directors. Career shares are derived from vested performance units granted to employees under the LTIP. Career shares are equal in value to shares of AEP common stock and do not become payable to executives until after their service ends. Dividends paid on career shares are reinvested as additional career shares.

We compensate our non-employee directors, in part, with stock units under the American Electric Power Company, Inc. Stock Unit Accumulation Plan for Non-Employee Directors. These stock units become payable in cash to directors after their service ends.

In January 2006, we adopted accounting guidance for “Compensation - Stock Compensation” which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors, including stock options, based on estimated fair values.

We recognize compensation expense for all share-based awards with service only vesting conditions granted on or after January 2006 using the straight-line single-option method. Stock-based compensation expense recognized on the statements of income for the years ended December 31, 2012, 2011 and 2010 is based on awards ultimately expected to vest. Therefore, stock-based compensation expense has been reduced to reflect estimated forfeitures. Accounting guidance for “Compensation - Stock Compensation” requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

For the years ended December 31, 2012, 2011 and 2010, compensation expense is included in Net Income for the performance units, career shares, restricted shares, restricted stock units and the non-employee director's stock units. See Note 14 for additional discussion.

Earnings Per Share

Basic earnings per common share is calculated by dividing net earnings available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per common share is calculated by adjusting the weighted average outstanding common shares, assuming conversion of all potentially dilutive stock options and awards.

Appalachian Power Co [Member]
Rates and Service Regulation

Rates and Service Regulation

The Registrant Subsidiaries' rates are regulated by the FERC and state regulatory commissions in the nine state operating territories in which they operate. The FERC also regulates the Registrant Subsidiaries' affiliated transactions, including AEPSC intercompany service billings which are generally at cost, under the 2005 Public Utility Holding Company Act and the Federal Power Act. The FERC also has jurisdiction over the issuances and acquisitions of securities of the public utility subsidiaries, the acquisition or sale of certain utility assets and mergers with another electric utility or holding company. For non-power goods and services, the FERC requires that a nonregulated affiliate can bill an affiliated public utility company no more than market while a public utility must bill the higher of cost or market to a nonregulated affiliate. The state regulatory commissions also regulate certain intercompany transactions under various orders and affiliate statutes. Both the FERC and state regulatory commissions are permitted to review and audit the relevant books and records of companies within a public utility holding company system.

The FERC regulates wholesale power markets and wholesale power transactions. The Registrant Subsidiaries' wholesale power transactions are generally market-based. Wholesale power transactions are cost-based regulated when the Registrant Subsidiaries negotiate and file a cost-based contract with the FERC or the FERC determines that the Registrant Subsidiaries have “market power” in the region where the transaction occurs. The Registrant Subsidiaries have entered into wholesale power supply contracts with various municipalities and cooperatives that are FERC-regulated, cost-based contracts. These contracts are generally formula rate mechanisms, which are trued up to actual costs annually. PSO's and SWEPCo's wholesale power transactions in the SPP region are cost-based due to the FERC's finding that PSO and SWEPCo have market power in the SPP region.

The state regulatory commissions regulate all of the retail distribution operations and rates of the Registrant Subsidiaries on a cost basis. The state regulatory commissions also regulate the retail generation/power supply operations and rates except in Ohio. The ESP rates in Ohio continue the process of aligning generation/power supply rates over time with market rates.

The FERC also regulates the Registrant Subsidiaries' wholesale transmission operations and rates. The FERC claims jurisdiction over retail transmission rates when retail rates are unbundled in connection with restructuring. OPCo's retail transmission rates in Ohio, APCo's retail transmission rates in Virginia and I&M's retail transmission rates in Michigan are unbundled and are based on formula rates included in the PJM OATT that are cost-based. Bundled retail transmission rates are regulated, on a cost basis, by the state commissions.

In addition, the FERC regulates the SIA, the Interconnection Agreement, the CSW Operating Agreement, the System Transmission Integration Agreement, the Transmission Agreement, the Transmission Coordination Agreement and the AEP System Interim Allowance Agreement, all of which allocate shared system costs and revenues to the Registrant Subsidiaries that are parties to each agreement. In October 2012, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and the AEP System Interim Allowance Agreement and approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision is expected from the FERC in mid-2013.

Principles of Consolidation

Principles of Consolidation

The consolidated financial statements for APCo include the Registrant Subsidiary and its wholly-owned subsidiaries. The consolidated financial statements for I&M include the Registrant Subsidiary, its wholly-owned subsidiaries and DCC Fuel (substantially-controlled VIEs). The consolidated financial statements for OPCo include the Registrant Subsidiary and a wholly-owned subsidiary. The consolidated financial statements for SWEPCo include the Registrant Subsidiary, a wholly-owned subsidiary and Sabine (a substantially-controlled VIE). Intercompany items are eliminated in consolidation. The Registrant Subsidiaries use the equity method of accounting for equity investments where they exercise significant influence but do not hold a controlling financial interest. Such investments are recorded as Deferred Charges and Other Noncurrent Assets on the balance sheets; equity earnings are included in Equity Earnings of Unconsolidated Subsidiaries on the statements of income. OPCo, PSO and SWEPCo have ownership interests in generating units that are jointly-owned with nonaffiliated companies. The proportionate share of the operating costs associated with such facilities is included in the income statements and the assets and liabilities are reflected in the balance sheets. See Note 14 − Variable Interest Entities.

Accounting for the Effects of Cost-Based Regulation

Accounting for the Effects of Cost-Based Regulation

As rate-regulated electric public utility companies, the Registrant Subsidiaries' financial statements reflect the actions of regulators that result in the recognition of certain revenues and expenses in different time periods than enterprises that are not rate-regulated. In accordance with accounting guidance for “Regulated Operations,” the Registrant Subsidiaries record regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates. Due to the passage of legislation requiring restructuring and a transition to customer choice and market-based rates, OPCo applies “Regulated Operations” accounting treatment only to specifically approved portions of its generation business consisting of fuel and capacity costs.

Use of Estimates

Use of Estimates

The preparation of these financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include, but are not limited to, inventory valuation, allowance for doubtful accounts, long-lived asset impairment, unbilled electricity revenue, valuation of long-term energy contracts, the effects of regulation, long-lived asset recovery, storm costs, the effects of contingencies and certain assumptions made in accounting for pension and postretirement benefits. The estimates and assumptions used are based upon management's evaluation of the relevant facts and circumstances as of the date of the financial statements. Actual results could ultimately differ from those estimates.

Cash and Cash Equivalents	Cash and Cash Equivalents Cash and Cash Equivalents include temporary cash investments with original maturities of three months or less.
Inventory	Inventory Fossil fuel inventories are carried at average cost. Materials and supplies inventories are carried at average cost.
Accounts Receivable

Accounts Receivable

Customer accounts receivable primarily include receivables from wholesale and retail energy customers, receivables from energy contract counterparties related to risk management activities and customer receivables primarily related to other revenue-generating activities.

Revenue is recognized from electric power sales when power is delivered to customers. To the extent that deliveries have occurred but a bill has not been issued, the Registrant Subsidiaries accrue and recognize, as Accrued Unbilled Revenues on the balance sheets, an estimate of the revenues for energy delivered since the last billing.

AEP Credit factors accounts receivable on a daily basis, excluding receivables from risk management activities, through purchase agreements with I&M, OPCo, PSO, SWEPCo and a portion of APCo. Since APCo does not have regulatory authority to sell accounts receivable in its West Virginia regulatory jurisdiction, only a portion of APCo's accounts receivable are sold to AEP Credit. See “Sale of Receivables – AEP Credit” section of Note 12 for additional information.

Allowance for Uncollectible Accounts

Allowance for Uncollectible Accounts

Generally, AEP Credit records bad debt expense related to receivables purchased from the Registrant Subsidiaries under a sale of receivables agreement. For receivables related to APCo's West Virginia operations, the bad debt reserve is calculated based on a rolling two-year average write-off in proportion to gross accounts receivable. For customer accounts receivables relating to risk management activities, accounts receivables are reviewed for bad debt reserves at a specific counterparty level basis. For miscellaneous accounts receivable, bad debt expense is recorded for all amounts outstanding 180 days or greater at 100%, unless specifically identified. Miscellaneous accounts receivable items open less than 180 days may be reserved using specific identification for bad debt reserves.

Concentrations of Credit Risk and Significant Customers

Concentrations of Credit Risk and Significant Customers

The Registrant Subsidiaries do not have any significant customers that comprise 10% or more of their operating revenues as of December 31, 2012.

The Registrant Subsidiaries monitor credit levels and the financial condition of their customers on a continuing basis to minimize credit risk. The regulatory commissions allow recovery in rates for a reasonable level of bad debt costs. Management believes adequate provisions for credit loss have been made in the accompanying Registrant Subsidiary financial statements.

Emission Allowances

Emission Allowances

The Registrant Subsidiaries in regulated jurisdictions including Ohio through December 31, 2014, record emission allowances at cost, including the annual SO2 and NOx emission allowance entitlements received at no cost from the Federal EPA. OPCo records allowances expected to be consumed subsequent to December 31, 2014 at the lower of cost or market when allowances are no longer included in the FAC due to energy auctions of SSO load. The Registrant Subsidiaries follow the inventory model for these allowances. Allowances expected to be consumed within one year are reported in Materials and Supplies. Allowances with expected consumption beyond one year are included in Deferred Charges and Other Noncurrent Assets. These allowances are consumed in the production of energy and are recorded in Fuel and Other Consumables Used for Electric Generation at an average cost. Allowances held for speculation are included in Prepayments and Other Current Assets. The purchases and sales of allowances are reported in the Operating Activities section of the statements of cash flows. The net margin on sales of emission allowances is included in Electric Generation, Transmission and Distribution Revenues for nonaffiliated transactions and in Sales to AEP Affiliates Revenues for affiliated transactions because of its integral nature to the production process of energy and the Registrant Subsidiaries' revenue optimization strategy for their operations. The net margin on sales of emission allowances affects the determination of deferred fuel or deferred emission allowance costs and the amortization of regulatory assets for certain jurisdictions.

Property, Plant and Equipment and Equity Investments

Property, Plant and Equipment and Equity Investments

Regulated

Electric utility property, plant and equipment for rate-regulated operations are stated at original cost. Additions, major replacements and betterments are added to the plant accounts. Under the group composite method of depreciation, continuous interim routine replacements of items such as boiler tubes, pumps, motors, etc. result in the original cost, less salvage, being charged to accumulated depreciation. The group composite method of depreciation assumes that on average, asset components are retired at the end of their useful lives and thus there is no gain or loss. The equipment in each primary electric plant account is identified as a separate group. The depreciation rates that are established take into account the past history of interim capital replacements and the amount of salvage received. These rates and the related lives are subject to periodic review. Removal costs are charged to regulatory liabilities. The costs of labor, materials and overhead incurred to operate and maintain plants are included in operating expenses.

Long-lived assets are required to be tested for impairment when it is determined that the carrying value of the assets may no longer be recoverable or when the assets meet the held-for-sale criteria under the accounting guidance for “Impairment or Disposal of Long-Lived Assets.” When it becomes probable that an asset in service or an asset under construction will be abandoned and regulatory cost recovery has been disallowed, the cost of that asset shall be removed from plant-in-service or CWIP and charged to expense. Equity investments are required to be tested for impairment when it is determined there may be an other-than-temporary loss in value.

The fair value of an asset or investment is the amount at which that asset or investment could be bought or sold in a current transaction between willing parties, as opposed to a forced or liquidation sale. Quoted market prices in active markets are the best evidence of fair value and are used as the basis for the measurement, if available. In the absence of quoted prices for identical or similar assets or investments in active markets, fair value is estimated using various internal and external valuation methods including cash flow analysis and appraisals.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

AFUDC represents the estimated cost of borrowed and equity funds used to finance construction projects that is capitalized and recovered through depreciation over the service life of regulated electric utility plant. For nonregulated operations, including generating assets owned by OPCo and mining operations at SWEPCo, interest is capitalized during construction in accordance with the accounting guidance for “Capitalization of Interest.” The Registrant Subsidiaries record the equity component of AFUDC in Allowance for Equity Funds Used During Construction and the debt component of AFUDC as a reduction to Interest Expense.

Fair Value Measurements of Assets and Liabilities

Valuation of Nonderivative Financial Instruments

The book values of Cash and Cash Equivalents, Advances to/from Affiliates, Accounts Receivable, Accounts Payable and Short-term Debt approximate fair value because of the short-term maturity of these instruments. The book value of the pre-April 1983 spent nuclear fuel disposal liability for I&M approximates the best estimate of its fair value.

Fair Value Measurements of Assets and Liabilities

The accounting guidance for “Fair Value Measurements and Disclosures” establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). Where observable inputs are available for substantially the full term of the asset or liability, the instrument is categorized in Level 2. When quoted market prices are not available, pricing may be completed using comparable securities, dealer values, operating data and general market conditions to determine fair value. Valuation models utilize various inputs such as commodity, interest rate and, to a lesser degree, volatility and credit that include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets, market corroborated inputs (i.e. inputs derived principally from, or correlated to, observable market data) and other observable inputs for the asset or liability. The AEP System's market risk oversight staff independently monitors its valuation policies and procedures and provides members of the Commercial Operations Risk Committee (CORC) various daily, weekly and monthly reports, regarding compliance with policies and procedures. The CORC consists of AEPSC's Chief Operating Officer, Chief Financial Officer, Executive Vice President of Energy Supply, Senior Vice President of Commercial Operations and Chief Risk Officer.

For commercial activities, exchange traded derivatives, namely futures contracts, are generally fair valued based on unadjusted quoted prices in active markets and are classified as Level 1. Level 2 inputs primarily consist of OTC broker quotes in moderately active or less active markets, as well as exchange traded contracts where there is insufficient market liquidity to warrant inclusion in Level 1. Management verifies price curves using these broker quotes and classifies these fair values within Level 2 when substantially all of the fair value can be corroborated. Management typically obtains multiple broker quotes, which are nonbinding in nature but are based on recent trades in the marketplace. When multiple broker quotes are obtained, the quoted bid and ask prices are averaged. In certain circumstances, a broker quote may be discarded if it is a clear outlier. Management uses a historical correlation analysis between the broker quoted location and the illiquid locations and if the points are highly correlated, these locations are included within Level 2 as well. Certain OTC and bilaterally executed derivative instruments are executed in less active markets with a lower availability of pricing information. Illiquid transactions, complex structured transactions, FTRs and counterparty credit risk may require nonmarket based inputs. Some of these inputs may be internally developed or extrapolated and utilized to estimate fair value. When such inputs have a significant impact on the measurement of fair value, the instrument is categorized as Level 3. The main driver of contracts being classified as Level 3 is the inability to substantiate energy price curves in the market. A significant portion of the Level 3 instruments have been economically hedged which greatly limits potential earnings volatility.

AEP utilizes its trustee's external pricing service to estimate the fair value of the underlying investments held in the benefit plan and nuclear trusts. AEP's investment managers review and validate the prices utilized by the trustee to determine fair value. AEP's management performs its own valuation testing to verify the fair values of the securities. AEP receives audit reports of the trustee's operating controls and valuation processes. The trustee uses multiple pricing vendors for the assets held in the trusts.

Assets in the benefits and nuclear trusts and Other Cash Deposits are classified using the following methods. Equities are classified as Level 1 holdings if they are actively traded on exchanges. Items classified as Level 1 are investments in money market funds, fixed income and equity mutual funds and domestic equity securities. They are valued based on observable inputs primarily unadjusted quoted prices in active markets for identical assets. Items classified as Level 2 are primarily investments in individual fixed income securities and cash equivalents funds. Fixed income securities do not trade on an exchange and do not have an official closing price but their valuation inputs are based on observable market data. Pricing vendors calculate bond valuations using financial models and matrices. The models use observable inputs including yields on benchmark securities, quotes by securities brokers, rating agency actions, discounts or premiums on securities compared to par prices, changes in yields for U.S. Treasury securities, corporate actions by bond issuers, prepayment schedules and histories, economic events and, for certain securities, adjustments to yields to reflect changes in the rate of inflation. Other securities with model-derived valuation inputs that are observable are also classified as Level 2 investments. Investments with unobservable valuation inputs are classified as Level 3 investments. Benefit plan assets included in Level 3 are primarily real estate and private equity investments that are valued using methods requiring judgment including appraisals.

Deferred Fuel Costs

Deferred Fuel Costs

The cost of fuel and related emission allowances and emission control chemicals/consumables is charged to Fuel and Other Consumables Used for Electric Generation expense when the fuel is burned or the allowance or consumable is utilized. The cost of fuel also includes the cost of nuclear fuel burned which is computed primarily on the units-of-production method. In regulated jurisdictions with an active FAC, fuel cost over-recoveries (the excess of fuel revenues billed to customers over applicable fuel costs incurred) are generally deferred as current regulatory liabilities and under-recoveries (the excess of applicable fuel costs incurred over fuel revenues billed to customers) are generally deferred as current regulatory assets. Fuel cost over-recovery and under-recovery balances are classified as noncurrent when there is a phase-in plan or the FAC has been suspended. These deferrals are amortized when refunded or when billed to customers in later months with the state regulatory commissions' review and approval. The amount of an over-recovery or under-recovery can also be affected by actions of the state regulatory commissions. On a routine basis, state regulatory commissions review and/or audit the Registrant Subsidiaries' fuel procurement policies and practices, the fuel cost calculations and FAC deferrals. When a fuel cost disallowance becomes probable, the Registrant Subsidiaries adjust their FAC deferrals and record provisions for estimated refunds to recognize these probable outcomes.

Changes in fuel costs, including purchased power in Indiana and Michigan for I&M, in Ohio (beginning in 2012 through the ESP related to non-auction standard service offer load served) for OPCo, in Arkansas, Louisiana and Texas for SWEPCo, in Oklahoma for PSO and in Virginia for APCo are reflected in rates in a timely manner generally through the FAC. Changes in fuel costs, including purchased power in Ohio (beginning in 2009 through 2011) for OPCo and in West Virginia for APCo are reflected in rates through FAC phase-in plans. The FAC generally includes some sharing of off-system sales. In West Virginia for APCo, all of the profits from off-system sales are given to customers through the FAC. None of the profits from off-system sales are given to customers through the FAC in Ohio for OPCo. A portion of profits from off-system sales are given to customers through the FAC and other rate mechanisms in Oklahoma for PSO, Arkansas, Louisiana and Texas for SWEPCo, Virginia for APCo and in Indiana and Michigan (all areas of Michigan beginning in December 2010) for I&M. Where the FAC or off-system sales sharing mechanism is capped, frozen or non-existent, changes in fuel costs or sharing of off-system sales impacted earnings.

Revenue Recognition

Revenue Recognition

Regulatory Accounting

The financial statements of the Registrant Subsidiaries reflect the actions of regulators that can result in the recognition of revenues and expenses in different time periods than enterprises that are not rate-regulated. Regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) are recorded to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates.

When regulatory assets are probable of recovery through regulated rates, the Registrant Subsidiaries record them as assets on the balance sheets. The Registrant Subsidiaries test for probability of recovery at each balance sheet date or whenever new events occur. Examples of new events include the issuance of a regulatory commission order or passage of new legislation. If it is determined that recovery of a regulatory asset is no longer probable, the Registrant Subsidiaries write off that regulatory asset as a charge against income.

Electricity Supply and Delivery Activities

The Registrant Subsidiaries recognize revenues from retail and wholesale electricity sales and electricity transmission and distribution delivery services. The Registrant Subsidiaries recognize the revenues on the statements of income upon delivery of the energy to the customer and include unbilled as well as billed amounts. In accordance with the applicable state commission regulatory treatment, PSO and SWEPCo do not record the fuel portion of unbilled revenue.

Most of the power produced at the generation plants of the AEP East Companies is sold to PJM, the RTO operating in the east service territory. The AEP East Companies purchase power from PJM to supply power to their customers. Generally, these power sales and purchases are reported on a net basis as revenues on the statements of income. However, purchases of power in excess of sales to PJM, on an hourly net basis, used to serve retail load are recorded gross as Purchased Electricity for Resale on the statements of income. Other RTOs in which the Registrant Subsidiaries participate do not function in the same manner as PJM. They function as balancing organizations and not as exchanges.

Physical energy purchases arising from non-derivative contracts are accounted for on a gross basis in Purchased Electricity for Resale on the statements of income. Energy purchases arising from non-trading derivative contracts are recorded based on the transaction's economic substance. Purchases under non-trading derivatives used to serve accrual based obligations are recorded in Purchased Electricity for Resale on the statements of income. All other non-trading derivative purchases are recorded net in revenues.

In general, the Registrant Subsidiaries record expenses when purchased electricity is received and when expenses are incurred. For certain power purchase contracts that are derivatives and accounted for using MTM accounting, OPCo records these contracts on a net basis in revenues. In other jurisdictions where the generation/supply business is subject to cost-based regulation, the unrealized MTM amounts are deferred as regulatory assets (for losses) and regulatory liabilities (for gains).

Energy Marketing and Risk Management Activities

AEPSC, on behalf of the Registrant Subsidiaries, engages in wholesale electricity, coal, natural gas and emission allowances marketing and risk management activities focused on wholesale markets where the AEP System owns assets and adjacent markets. These activities include the purchase-and-sale of energy under forward contracts at fixed and variable prices. These contracts include physical transactions, exchange-traded futures, and to a lesser extent, OTC swaps and options. Certain energy marketing and risk management transactions are with RTOs.

The Registrant Subsidiaries recognize revenues and expenses from wholesale marketing and risk management transactions that are not derivatives upon delivery of the commodity. The Registrant Subsidiaries use MTM accounting for wholesale marketing and risk management transactions that are derivatives unless the derivative is designated in a qualifying cash flow hedge relationship or a normal purchase or sale. The Registrant Subsidiaries include realized gains and losses on wholesale marketing and risk management transactions in revenues on a net basis. For OPCo, unrealized gains and losses on wholesale marketing and risk management transactions that are accounted for using MTM are included in revenues on a net basis. For APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, unrealized MTM amounts and some realized gains and losses are deferred as regulatory assets (for losses) and regulatory liabilities (for gains). Unrealized MTM gains and losses are included on the balance sheets as Risk Management Assets or Liabilities as appropriate.

Certain qualifying wholesale marketing and risk management derivatives transactions are designated as hedges of variability in future cash flows as a result of forecasted transactions (cash flow hedge). The Registrant Subsidiaries initially record the effective portion of the cash flow hedge's gain or loss as a component of AOCI. When the forecasted transaction is realized and affects net income, the Registrant Subsidiaries subsequently reclassify the gain or loss on the hedge from AOCI into revenues or expenses within the same financial statement line item as the forecasted transaction on their statements of income. For OPCo, the ineffective portion of the gain or loss is recognized in revenues or expense on the income statements immediately. APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, defer the ineffective portion as regulatory assets (for losses) and regulatory liabilities (for gains). See “Accounting for Cash Flow Hedging Strategies” section of Note 8.

Maintenance

Maintenance

The Registrant Subsidiaries expense maintenance costs as incurred. If it becomes probable that the Registrant Subsidiaries will recover specifically-incurred costs through future rates, a regulatory asset is established to match the expensing of those maintenance costs with their recovery in cost-based regulated revenues. In certain regulatory jurisdictions, the Registrant Subsidiaries defer costs above the level included in base rates and amortize those deferrals commensurate with recovery through rate riders.

Income Taxes and Investment Tax Credits

Income Taxes and Investment Tax Credits

The Registrant Subsidiaries use the liability method of accounting for income taxes. Under the liability method, deferred income taxes are provided for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), deferred income taxes are recorded and related regulatory assets and liabilities are established to match the regulated revenues and tax expense.

Investment tax credits are accounted for under the flow-through method except where regulatory commissions have reflected investment tax credits in the rate-making process on a deferral basis. Investment tax credits that have been deferred are amortized over the life of the plant investment.

The Registrant Subsidiaries account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” The Registrant Subsidiaries classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

AEP System Tax Allocation Agreement

The Registrant Subsidiaries join in the filing of a consolidated federal income tax return with their affiliates in the AEP System. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to its subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Excise Taxes

Excise Taxes

As agents for some state and local governments, the Registrant Subsidiaries collect from customers certain excise taxes levied by those state or local governments on customers. The Registrant Subsidiaries do not record these taxes as revenue or expense.

Government Grants

Government Grants

For APCo's commercial scale carbon capture and sequestration facility at the Mountaineer Plant and OPCo's gridSMART® demonstration program, APCo and OPCo are reimbursed by the Department of Energy for allowable costs incurred during the billing period. In addition, AEP built a cyber security operations center that will be used to enhance the capabilities for identifying cyber risks or threats, which was also partially funded by the gridSMART® demonstration grant for OPCo's incurred costs. These reimbursements result in the reduction of Other Operation and Maintenance expenses on the statements of income or a reduction in Construction Work in Progress on the balance sheets.

Debt

Debt

Gains and losses from the reacquisition of debt used to finance regulated electric utility plants are deferred and amortized over the remaining term of the reacquired debt in accordance with their rate-making treatment unless the debt is refinanced. If the reacquired debt associated with the regulated business is refinanced, the reacquisition costs attributable to the portions of the business that are subject to cost-based regulatory accounting are generally deferred and amortized over the term of the replacement debt consistent with its recovery in rates. Some jurisdictions require that these costs be expensed upon reacquisition. The Registrant Subsidiaries report gains and losses on the reacquisition of debt for operations that are not subject to cost-based rate regulation in Interest Expense.

Debt discount or premium and debt issuance expenses are deferred and amortized generally utilizing the straight-line method over the term of the related debt. The straight-line method approximates the effective interest method and is consistent with the treatment in rates for regulated operations. The net amortization expense is included in Interest Expense.

Investments Held in Trust for Future Liabilities
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

Investments Held in Trust for Future Liabilities

AEP has several trust funds with significant investments intended to provide for future payments of pension and OPEB benefits, nuclear decommissioning and spent nuclear fuel disposal. All of the trust funds' investments are diversified and managed in compliance with all laws and regulations. The investment strategy for trust funds is to use a diversified portfolio of investments to achieve an acceptable rate of return while managing the interest rate sensitivity of the assets relative to the associated liabilities. To minimize investment risk, the trust funds are broadly diversified among classes of assets, investment strategies and investment managers. Management regularly reviews the actual asset allocations and periodically rebalances the investments to targeted allocations when appropriate. Investment policies and guidelines allow investment managers in approved strategies to use financial derivatives to obtain or manage market exposures and to hedge assets and liabilities. The investments are reported at fair value under the “Fair Value Measurements and Disclosures” accounting guidance.

Benefit Plans

All benefit plan assets are invested in accordance with each plan's investment policy. The investment policy outlines the investment objectives, strategies and target asset allocations by plan.

The investment philosophies for AEP's benefit plans support the allocation of assets to minimize risks and optimize net returns. Strategies used include:

  Maintaining a long-term investment horizon.
  Diversifying assets to help control volatility of returns at acceptable levels.
  Managing fees, transaction costs and tax liabilities to maximize investment earnings.
  Using active management of investments where appropriate risk/return opportunities exist.
  Keeping portfolio structure style-neutral to limit volatility compared to applicable benchmarks.
  Using alternative asset classes such as real estate and private equity to maximize return and provide additional portfolio diversification.

The investment policy for the pension fund allocates assets based on the funded status of the pension plan. The objective of the asset allocation policy is to reduce the investment volatility of the plan over time. Generally, more of the investment mix will be allocated to fixed income investments as the plan becomes better funded. Assets will be transferred away from equity investments into fixed income investments based on the market value of plan assets compared to the plan's projected benefit obligation. The current target asset allocations are as follows:

The investment policy for each benefit plan contains various investment limitations. The investment policies establish concentration limits for securities. Investment policies prohibit the benefit trust funds from purchasing securities issued by AEP (with the exception of proportionate and immaterial holdings of AEP securities in passive index strategies). However, the investment policies do not preclude the benefit trust funds from receiving contributions in the form of AEP securities, provided that the AEP securities acquired by each plan may not exceed the limitations imposed by law. Each investment manager's portfolio is compared to a diversified benchmark index.

For equity investments, the limits are as follows:

  No security in excess of 5% of all equities.
  Cash equivalents must be less than 10% of an investment manager's equity portfolio.
  No individual stock may be more than 10% of each manager's equity portfolio.
  No investment in excess of 5% of an outstanding class of any company.
  No securities may be bought or sold on margin or other use of leverage.

For fixed income investments, the concentration limits must not exceed:

  3% in any single issuer
  5% for private placements
  5% for convertible securities
  60% for bonds rated AA+ or lower
  50% for bonds rated A+ or lower
  10% for bonds rated BBB- or lower

For obligations of non-government issuers, the following limitations apply:

  AAA rated debt: a single issuer should account for no more than 5% of the portfolio.
  AA+, AA, AA- rated debt: a single issuer should account for no more than 3% of the portfolio.
  Debt rated A+ or lower: a single issuer should account for no more than 2% of the portfolio.
  No more than 10% of the portfolio may be invested in high yield and emerging market debt combined at any time.

A portion of the pension assets is invested in real estate funds to provide diversification, add return and hedge against inflation. Real estate properties are illiquid, difficult to value and not actively traded. The pension plan uses external real estate investment managers to invest in commingled funds that hold real estate properties. To mitigate investment risk in the real estate portfolio, commingled real estate funds are used to ensure that holdings are diversified by region, property type and risk classification. Real estate holdings include core, value-added and development risk classifications and some investments in Real Estate Investment Trusts (REITs), which are publicly traded real estate securities classified as Level 1.

A portion of the pension assets is invested in private equity. Private equity investments add return and provide diversification and typically require a long-term time horizon to evaluate investment performance. Private equity is classified as an alternative investment because it is illiquid, difficult to value and not actively traded. The pension plan uses limited partnerships and commingled funds to invest across the private equity investment spectrum. The private equity holdings are with multiple general partners who help monitor the investments and provide investment selection expertise. The holdings are currently comprised of venture capital, buyout and hybrid debt and equity investment instruments. Commingled private equity funds are used to enhance the holdings' diversity.

AEP participates in a securities lending program with BNY Mellon to provide incremental income on idle assets and to provide income to offset custody fees and other administrative expenses. AEP lends securities to borrowers approved by BNY Mellon in exchange for cash collateral. All loans are collateralized by at least 102% of the loaned asset's market value and the cash collateral is invested. The difference between the rebate owed to the borrower and the cash collateral rate of return determines the earnings on the loaned security. The securities lending program's objective is providing modest incremental income with a limited increase in risk.

Trust owned life insurance (TOLI) underwritten by The Prudential Insurance Company is held in the OPEB plan trusts. The strategy for holding life insurance contracts in the taxable Voluntary Employees' Beneficiary Association (VEBA) trust is to minimize taxes paid on the asset growth in the trust. Earnings on plan assets are tax-deferred within the TOLI contract and can be tax-free if held until claims are paid. Life insurance proceeds remain in the trust and are used to fund future retiree medical benefit liabilities. With consideration to other investments held in the trust, the cash value of the TOLI contracts is invested in two diversified funds. A portion is invested in a commingled fund with underlying investments in stocks that are actively traded on major international equity exchanges. The other portion of the TOLI cash value is invested in a diversified, commingled fixed income fund with underlying investments in government bonds, corporate bonds and asset-backed securities.

Cash and cash equivalents are held in each trust to provide liquidity and meet short-term cash needs. Cash equivalent funds are used to provide diversification and preserve principal. The underlying holdings in the cash funds are investment grade money market instruments including commercial paper, certificates of deposit, treasury bills and other types of investment grade short-term debt securities. The cash funds are valued each business day and provide daily liquidity.

Comprehensive Income (Loss)

Comprehensive Income (Loss)

Comprehensive income (loss) is defined as the change in equity (net assets) of a business enterprise during a period from transactions and other events and circumstances from nonowner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. Comprehensive income (loss) has two components: net income (loss) and other comprehensive income (loss).

Indiana Michigan Power Co [Member]
Rates and Service Regulation

Rates and Service Regulation

The Registrant Subsidiaries' rates are regulated by the FERC and state regulatory commissions in the nine state operating territories in which they operate. The FERC also regulates the Registrant Subsidiaries' affiliated transactions, including AEPSC intercompany service billings which are generally at cost, under the 2005 Public Utility Holding Company Act and the Federal Power Act. The FERC also has jurisdiction over the issuances and acquisitions of securities of the public utility subsidiaries, the acquisition or sale of certain utility assets and mergers with another electric utility or holding company. For non-power goods and services, the FERC requires that a nonregulated affiliate can bill an affiliated public utility company no more than market while a public utility must bill the higher of cost or market to a nonregulated affiliate. The state regulatory commissions also regulate certain intercompany transactions under various orders and affiliate statutes. Both the FERC and state regulatory commissions are permitted to review and audit the relevant books and records of companies within a public utility holding company system.

The FERC regulates wholesale power markets and wholesale power transactions. The Registrant Subsidiaries' wholesale power transactions are generally market-based. Wholesale power transactions are cost-based regulated when the Registrant Subsidiaries negotiate and file a cost-based contract with the FERC or the FERC determines that the Registrant Subsidiaries have “market power” in the region where the transaction occurs. The Registrant Subsidiaries have entered into wholesale power supply contracts with various municipalities and cooperatives that are FERC-regulated, cost-based contracts. These contracts are generally formula rate mechanisms, which are trued up to actual costs annually. PSO's and SWEPCo's wholesale power transactions in the SPP region are cost-based due to the FERC's finding that PSO and SWEPCo have market power in the SPP region.

The state regulatory commissions regulate all of the retail distribution operations and rates of the Registrant Subsidiaries on a cost basis. The state regulatory commissions also regulate the retail generation/power supply operations and rates except in Ohio. The ESP rates in Ohio continue the process of aligning generation/power supply rates over time with market rates.

The FERC also regulates the Registrant Subsidiaries' wholesale transmission operations and rates. The FERC claims jurisdiction over retail transmission rates when retail rates are unbundled in connection with restructuring. OPCo's retail transmission rates in Ohio, APCo's retail transmission rates in Virginia and I&M's retail transmission rates in Michigan are unbundled and are based on formula rates included in the PJM OATT that are cost-based. Bundled retail transmission rates are regulated, on a cost basis, by the state commissions.

In addition, the FERC regulates the SIA, the Interconnection Agreement, the CSW Operating Agreement, the System Transmission Integration Agreement, the Transmission Agreement, the Transmission Coordination Agreement and the AEP System Interim Allowance Agreement, all of which allocate shared system costs and revenues to the Registrant Subsidiaries that are parties to each agreement. In October 2012, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and the AEP System Interim Allowance Agreement and approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision is expected from the FERC in mid-2013.

Principles of Consolidation

Principles of Consolidation

The consolidated financial statements for APCo include the Registrant Subsidiary and its wholly-owned subsidiaries. The consolidated financial statements for I&M include the Registrant Subsidiary, its wholly-owned subsidiaries and DCC Fuel (substantially-controlled VIEs). The consolidated financial statements for OPCo include the Registrant Subsidiary and a wholly-owned subsidiary. The consolidated financial statements for SWEPCo include the Registrant Subsidiary, a wholly-owned subsidiary and Sabine (a substantially-controlled VIE). Intercompany items are eliminated in consolidation. The Registrant Subsidiaries use the equity method of accounting for equity investments where they exercise significant influence but do not hold a controlling financial interest. Such investments are recorded as Deferred Charges and Other Noncurrent Assets on the balance sheets; equity earnings are included in Equity Earnings of Unconsolidated Subsidiaries on the statements of income. OPCo, PSO and SWEPCo have ownership interests in generating units that are jointly-owned with nonaffiliated companies. The proportionate share of the operating costs associated with such facilities is included in the income statements and the assets and liabilities are reflected in the balance sheets. See Note 14 − Variable Interest Entities.

Accounting for the Effects of Cost-Based Regulation

Accounting for the Effects of Cost-Based Regulation

As rate-regulated electric public utility companies, the Registrant Subsidiaries' financial statements reflect the actions of regulators that result in the recognition of certain revenues and expenses in different time periods than enterprises that are not rate-regulated. In accordance with accounting guidance for “Regulated Operations,” the Registrant Subsidiaries record regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates. Due to the passage of legislation requiring restructuring and a transition to customer choice and market-based rates, OPCo applies “Regulated Operations” accounting treatment only to specifically approved portions of its generation business consisting of fuel and capacity costs.

Use of Estimates

Use of Estimates

The preparation of these financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include, but are not limited to, inventory valuation, allowance for doubtful accounts, long-lived asset impairment, unbilled electricity revenue, valuation of long-term energy contracts, the effects of regulation, long-lived asset recovery, storm costs, the effects of contingencies and certain assumptions made in accounting for pension and postretirement benefits. The estimates and assumptions used are based upon management's evaluation of the relevant facts and circumstances as of the date of the financial statements. Actual results could ultimately differ from those estimates.

Cash and Cash Equivalents	Cash and Cash Equivalents Cash and Cash Equivalents include temporary cash investments with original maturities of three months or less.
Inventory	Inventory Fossil fuel inventories are carried at average cost. Materials and supplies inventories are carried at average cost.
Accounts Receivable

Accounts Receivable

Customer accounts receivable primarily include receivables from wholesale and retail energy customers, receivables from energy contract counterparties related to risk management activities and customer receivables primarily related to other revenue-generating activities.

Revenue is recognized from electric power sales when power is delivered to customers. To the extent that deliveries have occurred but a bill has not been issued, the Registrant Subsidiaries accrue and recognize, as Accrued Unbilled Revenues on the balance sheets, an estimate of the revenues for energy delivered since the last billing.

AEP Credit factors accounts receivable on a daily basis, excluding receivables from risk management activities, through purchase agreements with I&M, OPCo, PSO, SWEPCo and a portion of APCo. Since APCo does not have regulatory authority to sell accounts receivable in its West Virginia regulatory jurisdiction, only a portion of APCo's accounts receivable are sold to AEP Credit. See “Sale of Receivables – AEP Credit” section of Note 12 for additional information.

Allowance for Uncollectible Accounts

Allowance for Uncollectible Accounts

Generally, AEP Credit records bad debt expense related to receivables purchased from the Registrant Subsidiaries under a sale of receivables agreement. For receivables related to APCo's West Virginia operations, the bad debt reserve is calculated based on a rolling two-year average write-off in proportion to gross accounts receivable. For customer accounts receivables relating to risk management activities, accounts receivables are reviewed for bad debt reserves at a specific counterparty level basis. For miscellaneous accounts receivable, bad debt expense is recorded for all amounts outstanding 180 days or greater at 100%, unless specifically identified. Miscellaneous accounts receivable items open less than 180 days may be reserved using specific identification for bad debt reserves.

Concentrations of Credit Risk and Significant Customers

Concentrations of Credit Risk and Significant Customers

The Registrant Subsidiaries do not have any significant customers that comprise 10% or more of their operating revenues as of December 31, 2012.

The Registrant Subsidiaries monitor credit levels and the financial condition of their customers on a continuing basis to minimize credit risk. The regulatory commissions allow recovery in rates for a reasonable level of bad debt costs. Management believes adequate provisions for credit loss have been made in the accompanying Registrant Subsidiary financial statements.

Emission Allowances

Emission Allowances

The Registrant Subsidiaries in regulated jurisdictions including Ohio through December 31, 2014, record emission allowances at cost, including the annual SO2 and NOx emission allowance entitlements received at no cost from the Federal EPA. OPCo records allowances expected to be consumed subsequent to December 31, 2014 at the lower of cost or market when allowances are no longer included in the FAC due to energy auctions of SSO load. The Registrant Subsidiaries follow the inventory model for these allowances. Allowances expected to be consumed within one year are reported in Materials and Supplies. Allowances with expected consumption beyond one year are included in Deferred Charges and Other Noncurrent Assets. These allowances are consumed in the production of energy and are recorded in Fuel and Other Consumables Used for Electric Generation at an average cost. Allowances held for speculation are included in Prepayments and Other Current Assets. The purchases and sales of allowances are reported in the Operating Activities section of the statements of cash flows. The net margin on sales of emission allowances is included in Electric Generation, Transmission and Distribution Revenues for nonaffiliated transactions and in Sales to AEP Affiliates Revenues for affiliated transactions because of its integral nature to the production process of energy and the Registrant Subsidiaries' revenue optimization strategy for their operations. The net margin on sales of emission allowances affects the determination of deferred fuel or deferred emission allowance costs and the amortization of regulatory assets for certain jurisdictions.

Property, Plant and Equipment and Equity Investments

Property, Plant and Equipment and Equity Investments

Regulated

Electric utility property, plant and equipment for rate-regulated operations are stated at original cost. Additions, major replacements and betterments are added to the plant accounts. Under the group composite method of depreciation, continuous interim routine replacements of items such as boiler tubes, pumps, motors, etc. result in the original cost, less salvage, being charged to accumulated depreciation. The group composite method of depreciation assumes that on average, asset components are retired at the end of their useful lives and thus there is no gain or loss. The equipment in each primary electric plant account is identified as a separate group. The depreciation rates that are established take into account the past history of interim capital replacements and the amount of salvage received. These rates and the related lives are subject to periodic review. Removal costs are charged to regulatory liabilities. The costs of labor, materials and overhead incurred to operate and maintain plants are included in operating expenses.

Long-lived assets are required to be tested for impairment when it is determined that the carrying value of the assets may no longer be recoverable or when the assets meet the held-for-sale criteria under the accounting guidance for “Impairment or Disposal of Long-Lived Assets.” When it becomes probable that an asset in service or an asset under construction will be abandoned and regulatory cost recovery has been disallowed, the cost of that asset shall be removed from plant-in-service or CWIP and charged to expense. Equity investments are required to be tested for impairment when it is determined there may be an other-than-temporary loss in value.

The fair value of an asset or investment is the amount at which that asset or investment could be bought or sold in a current transaction between willing parties, as opposed to a forced or liquidation sale. Quoted market prices in active markets are the best evidence of fair value and are used as the basis for the measurement, if available. In the absence of quoted prices for identical or similar assets or investments in active markets, fair value is estimated using various internal and external valuation methods including cash flow analysis and appraisals.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

AFUDC represents the estimated cost of borrowed and equity funds used to finance construction projects that is capitalized and recovered through depreciation over the service life of regulated electric utility plant. For nonregulated operations, including generating assets owned by OPCo and mining operations at SWEPCo, interest is capitalized during construction in accordance with the accounting guidance for “Capitalization of Interest.” The Registrant Subsidiaries record the equity component of AFUDC in Allowance for Equity Funds Used During Construction and the debt component of AFUDC as a reduction to Interest Expense.

Fair Value Measurements of Assets and Liabilities

Valuation of Nonderivative Financial Instruments

The book values of Cash and Cash Equivalents, Advances to/from Affiliates, Accounts Receivable, Accounts Payable and Short-term Debt approximate fair value because of the short-term maturity of these instruments. The book value of the pre-April 1983 spent nuclear fuel disposal liability for I&M approximates the best estimate of its fair value.

Fair Value Measurements of Assets and Liabilities

The accounting guidance for “Fair Value Measurements and Disclosures” establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). Where observable inputs are available for substantially the full term of the asset or liability, the instrument is categorized in Level 2. When quoted market prices are not available, pricing may be completed using comparable securities, dealer values, operating data and general market conditions to determine fair value. Valuation models utilize various inputs such as commodity, interest rate and, to a lesser degree, volatility and credit that include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets, market corroborated inputs (i.e. inputs derived principally from, or correlated to, observable market data) and other observable inputs for the asset or liability. The AEP System's market risk oversight staff independently monitors its valuation policies and procedures and provides members of the Commercial Operations Risk Committee (CORC) various daily, weekly and monthly reports, regarding compliance with policies and procedures. The CORC consists of AEPSC's Chief Operating Officer, Chief Financial Officer, Executive Vice President of Energy Supply, Senior Vice President of Commercial Operations and Chief Risk Officer.

For commercial activities, exchange traded derivatives, namely futures contracts, are generally fair valued based on unadjusted quoted prices in active markets and are classified as Level 1. Level 2 inputs primarily consist of OTC broker quotes in moderately active or less active markets, as well as exchange traded contracts where there is insufficient market liquidity to warrant inclusion in Level 1. Management verifies price curves using these broker quotes and classifies these fair values within Level 2 when substantially all of the fair value can be corroborated. Management typically obtains multiple broker quotes, which are nonbinding in nature but are based on recent trades in the marketplace. When multiple broker quotes are obtained, the quoted bid and ask prices are averaged. In certain circumstances, a broker quote may be discarded if it is a clear outlier. Management uses a historical correlation analysis between the broker quoted location and the illiquid locations and if the points are highly correlated, these locations are included within Level 2 as well. Certain OTC and bilaterally executed derivative instruments are executed in less active markets with a lower availability of pricing information. Illiquid transactions, complex structured transactions, FTRs and counterparty credit risk may require nonmarket based inputs. Some of these inputs may be internally developed or extrapolated and utilized to estimate fair value. When such inputs have a significant impact on the measurement of fair value, the instrument is categorized as Level 3. The main driver of contracts being classified as Level 3 is the inability to substantiate energy price curves in the market. A significant portion of the Level 3 instruments have been economically hedged which greatly limits potential earnings volatility.

AEP utilizes its trustee's external pricing service to estimate the fair value of the underlying investments held in the benefit plan and nuclear trusts. AEP's investment managers review and validate the prices utilized by the trustee to determine fair value. AEP's management performs its own valuation testing to verify the fair values of the securities. AEP receives audit reports of the trustee's operating controls and valuation processes. The trustee uses multiple pricing vendors for the assets held in the trusts.

Assets in the benefits and nuclear trusts and Other Cash Deposits are classified using the following methods. Equities are classified as Level 1 holdings if they are actively traded on exchanges. Items classified as Level 1 are investments in money market funds, fixed income and equity mutual funds and domestic equity securities. They are valued based on observable inputs primarily unadjusted quoted prices in active markets for identical assets. Items classified as Level 2 are primarily investments in individual fixed income securities and cash equivalents funds. Fixed income securities do not trade on an exchange and do not have an official closing price but their valuation inputs are based on observable market data. Pricing vendors calculate bond valuations using financial models and matrices. The models use observable inputs including yields on benchmark securities, quotes by securities brokers, rating agency actions, discounts or premiums on securities compared to par prices, changes in yields for U.S. Treasury securities, corporate actions by bond issuers, prepayment schedules and histories, economic events and, for certain securities, adjustments to yields to reflect changes in the rate of inflation. Other securities with model-derived valuation inputs that are observable are also classified as Level 2 investments. Investments with unobservable valuation inputs are classified as Level 3 investments. Benefit plan assets included in Level 3 are primarily real estate and private equity investments that are valued using methods requiring judgment including appraisals.

Deferred Fuel Costs

Deferred Fuel Costs

The cost of fuel and related emission allowances and emission control chemicals/consumables is charged to Fuel and Other Consumables Used for Electric Generation expense when the fuel is burned or the allowance or consumable is utilized. The cost of fuel also includes the cost of nuclear fuel burned which is computed primarily on the units-of-production method. In regulated jurisdictions with an active FAC, fuel cost over-recoveries (the excess of fuel revenues billed to customers over applicable fuel costs incurred) are generally deferred as current regulatory liabilities and under-recoveries (the excess of applicable fuel costs incurred over fuel revenues billed to customers) are generally deferred as current regulatory assets. Fuel cost over-recovery and under-recovery balances are classified as noncurrent when there is a phase-in plan or the FAC has been suspended. These deferrals are amortized when refunded or when billed to customers in later months with the state regulatory commissions' review and approval. The amount of an over-recovery or under-recovery can also be affected by actions of the state regulatory commissions. On a routine basis, state regulatory commissions review and/or audit the Registrant Subsidiaries' fuel procurement policies and practices, the fuel cost calculations and FAC deferrals. When a fuel cost disallowance becomes probable, the Registrant Subsidiaries adjust their FAC deferrals and record provisions for estimated refunds to recognize these probable outcomes.

Changes in fuel costs, including purchased power in Indiana and Michigan for I&M, in Ohio (beginning in 2012 through the ESP related to non-auction standard service offer load served) for OPCo, in Arkansas, Louisiana and Texas for SWEPCo, in Oklahoma for PSO and in Virginia for APCo are reflected in rates in a timely manner generally through the FAC. Changes in fuel costs, including purchased power in Ohio (beginning in 2009 through 2011) for OPCo and in West Virginia for APCo are reflected in rates through FAC phase-in plans. The FAC generally includes some sharing of off-system sales. In West Virginia for APCo, all of the profits from off-system sales are given to customers through the FAC. None of the profits from off-system sales are given to customers through the FAC in Ohio for OPCo. A portion of profits from off-system sales are given to customers through the FAC and other rate mechanisms in Oklahoma for PSO, Arkansas, Louisiana and Texas for SWEPCo, Virginia for APCo and in Indiana and Michigan (all areas of Michigan beginning in December 2010) for I&M. Where the FAC or off-system sales sharing mechanism is capped, frozen or non-existent, changes in fuel costs or sharing of off-system sales impacted earnings.

Revenue Recognition

Revenue Recognition

Regulatory Accounting

The financial statements of the Registrant Subsidiaries reflect the actions of regulators that can result in the recognition of revenues and expenses in different time periods than enterprises that are not rate-regulated. Regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) are recorded to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates.

When regulatory assets are probable of recovery through regulated rates, the Registrant Subsidiaries record them as assets on the balance sheets. The Registrant Subsidiaries test for probability of recovery at each balance sheet date or whenever new events occur. Examples of new events include the issuance of a regulatory commission order or passage of new legislation. If it is determined that recovery of a regulatory asset is no longer probable, the Registrant Subsidiaries write off that regulatory asset as a charge against income.

Electricity Supply and Delivery Activities

The Registrant Subsidiaries recognize revenues from retail and wholesale electricity sales and electricity transmission and distribution delivery services. The Registrant Subsidiaries recognize the revenues on the statements of income upon delivery of the energy to the customer and include unbilled as well as billed amounts. In accordance with the applicable state commission regulatory treatment, PSO and SWEPCo do not record the fuel portion of unbilled revenue.

Most of the power produced at the generation plants of the AEP East Companies is sold to PJM, the RTO operating in the east service territory. The AEP East Companies purchase power from PJM to supply power to their customers. Generally, these power sales and purchases are reported on a net basis as revenues on the statements of income. However, purchases of power in excess of sales to PJM, on an hourly net basis, used to serve retail load are recorded gross as Purchased Electricity for Resale on the statements of income. Other RTOs in which the Registrant Subsidiaries participate do not function in the same manner as PJM. They function as balancing organizations and not as exchanges.

Physical energy purchases arising from non-derivative contracts are accounted for on a gross basis in Purchased Electricity for Resale on the statements of income. Energy purchases arising from non-trading derivative contracts are recorded based on the transaction's economic substance. Purchases under non-trading derivatives used to serve accrual based obligations are recorded in Purchased Electricity for Resale on the statements of income. All other non-trading derivative purchases are recorded net in revenues.

In general, the Registrant Subsidiaries record expenses when purchased electricity is received and when expenses are incurred. For certain power purchase contracts that are derivatives and accounted for using MTM accounting, OPCo records these contracts on a net basis in revenues. In other jurisdictions where the generation/supply business is subject to cost-based regulation, the unrealized MTM amounts are deferred as regulatory assets (for losses) and regulatory liabilities (for gains).

Energy Marketing and Risk Management Activities

AEPSC, on behalf of the Registrant Subsidiaries, engages in wholesale electricity, coal, natural gas and emission allowances marketing and risk management activities focused on wholesale markets where the AEP System owns assets and adjacent markets. These activities include the purchase-and-sale of energy under forward contracts at fixed and variable prices. These contracts include physical transactions, exchange-traded futures, and to a lesser extent, OTC swaps and options. Certain energy marketing and risk management transactions are with RTOs.

The Registrant Subsidiaries recognize revenues and expenses from wholesale marketing and risk management transactions that are not derivatives upon delivery of the commodity. The Registrant Subsidiaries use MTM accounting for wholesale marketing and risk management transactions that are derivatives unless the derivative is designated in a qualifying cash flow hedge relationship or a normal purchase or sale. The Registrant Subsidiaries include realized gains and losses on wholesale marketing and risk management transactions in revenues on a net basis. For OPCo, unrealized gains and losses on wholesale marketing and risk management transactions that are accounted for using MTM are included in revenues on a net basis. For APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, unrealized MTM amounts and some realized gains and losses are deferred as regulatory assets (for losses) and regulatory liabilities (for gains). Unrealized MTM gains and losses are included on the balance sheets as Risk Management Assets or Liabilities as appropriate.

Certain qualifying wholesale marketing and risk management derivatives transactions are designated as hedges of variability in future cash flows as a result of forecasted transactions (cash flow hedge). The Registrant Subsidiaries initially record the effective portion of the cash flow hedge's gain or loss as a component of AOCI. When the forecasted transaction is realized and affects net income, the Registrant Subsidiaries subsequently reclassify the gain or loss on the hedge from AOCI into revenues or expenses within the same financial statement line item as the forecasted transaction on their statements of income. For OPCo, the ineffective portion of the gain or loss is recognized in revenues or expense on the income statements immediately. APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, defer the ineffective portion as regulatory assets (for losses) and regulatory liabilities (for gains). See “Accounting for Cash Flow Hedging Strategies” section of Note 8.

Levelization of Nuclear Refueling Outage Costs

Levelization of Nuclear Refueling Outage Costs

In accordance with regulatory orders, I&M defers incremental operation and maintenance costs associated with periodic refueling outages at its Cook Plant and amortizes the costs over the period beginning with the month following the start of each unit's refueling outage and lasting until the end of the month in which the same unit's next scheduled refueling outage begins. I&M adjusts the amortization amount as necessary to ensure full amortization of all deferred costs by the end of the refueling cycle.

Maintenance

Maintenance

The Registrant Subsidiaries expense maintenance costs as incurred. If it becomes probable that the Registrant Subsidiaries will recover specifically-incurred costs through future rates, a regulatory asset is established to match the expensing of those maintenance costs with their recovery in cost-based regulated revenues. In certain regulatory jurisdictions, the Registrant Subsidiaries defer costs above the level included in base rates and amortize those deferrals commensurate with recovery through rate riders.

Income Taxes and Investment Tax Credits

Income Taxes and Investment Tax Credits

The Registrant Subsidiaries use the liability method of accounting for income taxes. Under the liability method, deferred income taxes are provided for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), deferred income taxes are recorded and related regulatory assets and liabilities are established to match the regulated revenues and tax expense.

Investment tax credits are accounted for under the flow-through method except where regulatory commissions have reflected investment tax credits in the rate-making process on a deferral basis. Investment tax credits that have been deferred are amortized over the life of the plant investment.

The Registrant Subsidiaries account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” The Registrant Subsidiaries classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

AEP System Tax Allocation Agreement

The Registrant Subsidiaries join in the filing of a consolidated federal income tax return with their affiliates in the AEP System. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to its subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Excise Taxes

Excise Taxes

As agents for some state and local governments, the Registrant Subsidiaries collect from customers certain excise taxes levied by those state or local governments on customers. The Registrant Subsidiaries do not record these taxes as revenue or expense.

Debt

Debt

Gains and losses from the reacquisition of debt used to finance regulated electric utility plants are deferred and amortized over the remaining term of the reacquired debt in accordance with their rate-making treatment unless the debt is refinanced. If the reacquired debt associated with the regulated business is refinanced, the reacquisition costs attributable to the portions of the business that are subject to cost-based regulatory accounting are generally deferred and amortized over the term of the replacement debt consistent with its recovery in rates. Some jurisdictions require that these costs be expensed upon reacquisition. The Registrant Subsidiaries report gains and losses on the reacquisition of debt for operations that are not subject to cost-based rate regulation in Interest Expense.

Debt discount or premium and debt issuance expenses are deferred and amortized generally utilizing the straight-line method over the term of the related debt. The straight-line method approximates the effective interest method and is consistent with the treatment in rates for regulated operations. The net amortization expense is included in Interest Expense.

Investments Held in Trust for Future Liabilities
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

Investments Held in Trust for Future Liabilities

AEP has several trust funds with significant investments intended to provide for future payments of pension and OPEB benefits, nuclear decommissioning and spent nuclear fuel disposal. All of the trust funds' investments are diversified and managed in compliance with all laws and regulations. The investment strategy for trust funds is to use a diversified portfolio of investments to achieve an acceptable rate of return while managing the interest rate sensitivity of the assets relative to the associated liabilities. To minimize investment risk, the trust funds are broadly diversified among classes of assets, investment strategies and investment managers. Management regularly reviews the actual asset allocations and periodically rebalances the investments to targeted allocations when appropriate. Investment policies and guidelines allow investment managers in approved strategies to use financial derivatives to obtain or manage market exposures and to hedge assets and liabilities. The investments are reported at fair value under the “Fair Value Measurements and Disclosures” accounting guidance.

Benefit Plans

All benefit plan assets are invested in accordance with each plan's investment policy. The investment policy outlines the investment objectives, strategies and target asset allocations by plan.

The investment philosophies for AEP's benefit plans support the allocation of assets to minimize risks and optimize net returns. Strategies used include:

  Maintaining a long-term investment horizon.
  Diversifying assets to help control volatility of returns at acceptable levels.
  Managing fees, transaction costs and tax liabilities to maximize investment earnings.
  Using active management of investments where appropriate risk/return opportunities exist.
  Keeping portfolio structure style-neutral to limit volatility compared to applicable benchmarks.
  Using alternative asset classes such as real estate and private equity to maximize return and provide additional portfolio diversification.

The investment policy for the pension fund allocates assets based on the funded status of the pension plan. The objective of the asset allocation policy is to reduce the investment volatility of the plan over time. Generally, more of the investment mix will be allocated to fixed income investments as the plan becomes better funded. Assets will be transferred away from equity investments into fixed income investments based on the market value of plan assets compared to the plan's projected benefit obligation. The current target asset allocations are as follows:

The investment policy for each benefit plan contains various investment limitations. The investment policies establish concentration limits for securities. Investment policies prohibit the benefit trust funds from purchasing securities issued by AEP (with the exception of proportionate and immaterial holdings of AEP securities in passive index strategies). However, the investment policies do not preclude the benefit trust funds from receiving contributions in the form of AEP securities, provided that the AEP securities acquired by each plan may not exceed the limitations imposed by law. Each investment manager's portfolio is compared to a diversified benchmark index.

For equity investments, the limits are as follows:

  No security in excess of 5% of all equities.
  Cash equivalents must be less than 10% of an investment manager's equity portfolio.
  No individual stock may be more than 10% of each manager's equity portfolio.
  No investment in excess of 5% of an outstanding class of any company.
  No securities may be bought or sold on margin or other use of leverage.

For fixed income investments, the concentration limits must not exceed:

  3% in any single issuer
  5% for private placements
  5% for convertible securities
  60% for bonds rated AA+ or lower
  50% for bonds rated A+ or lower
  10% for bonds rated BBB- or lower

For obligations of non-government issuers, the following limitations apply:

  AAA rated debt: a single issuer should account for no more than 5% of the portfolio.
  AA+, AA, AA- rated debt: a single issuer should account for no more than 3% of the portfolio.
  Debt rated A+ or lower: a single issuer should account for no more than 2% of the portfolio.
  No more than 10% of the portfolio may be invested in high yield and emerging market debt combined at any time.

A portion of the pension assets is invested in real estate funds to provide diversification, add return and hedge against inflation. Real estate properties are illiquid, difficult to value and not actively traded. The pension plan uses external real estate investment managers to invest in commingled funds that hold real estate properties. To mitigate investment risk in the real estate portfolio, commingled real estate funds are used to ensure that holdings are diversified by region, property type and risk classification. Real estate holdings include core, value-added and development risk classifications and some investments in Real Estate Investment Trusts (REITs), which are publicly traded real estate securities classified as Level 1.

A portion of the pension assets is invested in private equity. Private equity investments add return and provide diversification and typically require a long-term time horizon to evaluate investment performance. Private equity is classified as an alternative investment because it is illiquid, difficult to value and not actively traded. The pension plan uses limited partnerships and commingled funds to invest across the private equity investment spectrum. The private equity holdings are with multiple general partners who help monitor the investments and provide investment selection expertise. The holdings are currently comprised of venture capital, buyout and hybrid debt and equity investment instruments. Commingled private equity funds are used to enhance the holdings' diversity.

AEP participates in a securities lending program with BNY Mellon to provide incremental income on idle assets and to provide income to offset custody fees and other administrative expenses. AEP lends securities to borrowers approved by BNY Mellon in exchange for cash collateral. All loans are collateralized by at least 102% of the loaned asset's market value and the cash collateral is invested. The difference between the rebate owed to the borrower and the cash collateral rate of return determines the earnings on the loaned security. The securities lending program's objective is providing modest incremental income with a limited increase in risk.

Trust owned life insurance (TOLI) underwritten by The Prudential Insurance Company is held in the OPEB plan trusts. The strategy for holding life insurance contracts in the taxable Voluntary Employees' Beneficiary Association (VEBA) trust is to minimize taxes paid on the asset growth in the trust. Earnings on plan assets are tax-deferred within the TOLI contract and can be tax-free if held until claims are paid. Life insurance proceeds remain in the trust and are used to fund future retiree medical benefit liabilities. With consideration to other investments held in the trust, the cash value of the TOLI contracts is invested in two diversified funds. A portion is invested in a commingled fund with underlying investments in stocks that are actively traded on major international equity exchanges. The other portion of the TOLI cash value is invested in a diversified, commingled fixed income fund with underlying investments in government bonds, corporate bonds and asset-backed securities.

Cash and cash equivalents are held in each trust to provide liquidity and meet short-term cash needs. Cash equivalent funds are used to provide diversification and preserve principal. The underlying holdings in the cash funds are investment grade money market instruments including commercial paper, certificates of deposit, treasury bills and other types of investment grade short-term debt securities. The cash funds are valued each business day and provide daily liquidity.

Nuclear Trust Funds

Nuclear Trust Funds

Nuclear decommissioning and spent nuclear fuel trust funds represent funds that regulatory commissions allow I&M to collect through rates to fund future decommissioning and spent nuclear fuel disposal liabilities. By rules or orders, the IURC, the MPSC and the FERC established investment limitations and general risk management guidelines. In general, limitations include:

  Acceptable investments (rated investment grade or above when purchased).
  Maximum percentage invested in a specific type of investment.
  Prohibition of investment in obligations of AEP, I&M or their affiliates.
  Withdrawals permitted only for payment of decommissioning costs and trust expenses.

I&M maintains trust funds for each regulatory jurisdiction. The trust assets may not be used for another jurisdiction's liabilities. Regulatory approval is required to withdraw decommissioning funds. These funds are managed by external investment managers who must comply with the guidelines and rules of the applicable regulatory authorities. The trust assets are invested to optimize the net of tax earnings of the trust giving consideration to liquidity, risk, diversification and other prudent investment objectives.

I&M records securities held in these trust funds in Spent Nuclear Fuel and Decommissioning Trusts on its balance sheets. I&M records these securities at fair value. I&M classifies securities in the trust funds as available-for-sale due to their long-term purpose. Other-than-temporary impairments for investments in both debt and equity securities are considered realized losses as a result of securities being managed by an external investment management firm. The external investment management firm makes specific investment decisions regarding the equity and debt investments held in these trusts and generally intends to sell debt securities in an unrealized loss position as part of a tax optimization strategy. Impairments reduce the cost basis of the securities which will affect any future unrealized gain or realized gain or loss due to the adjusted cost of investment. I&M records unrealized gains and other-than-temporary impairments from securities in these trust funds as adjustments to the regulatory liability account for the nuclear decommissioning trust funds and to regulatory assets or liabilities for the SNF disposal trust funds in accordance with their treatment in rates. Consequently, changes in fair value of trust assets do not affect earnings or AOCI. See the “Nuclear Contingencies” section of Note 4 for additional discussion of nuclear matters. See “Fair Value Measurements of Trust Assets for Decommissioning and SNF Disposal” section of Note 9 for disclosure of the fair value of assets within the trusts.

Comprehensive Income (Loss)

Comprehensive Income (Loss)

Comprehensive income (loss) is defined as the change in equity (net assets) of a business enterprise during a period from transactions and other events and circumstances from nonowner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. Comprehensive income (loss) has two components: net income (loss) and other comprehensive income (loss).

Ohio Power Co [Member]
Rates and Service Regulation

Rates and Service Regulation

The Registrant Subsidiaries' rates are regulated by the FERC and state regulatory commissions in the nine state operating territories in which they operate. The FERC also regulates the Registrant Subsidiaries' affiliated transactions, including AEPSC intercompany service billings which are generally at cost, under the 2005 Public Utility Holding Company Act and the Federal Power Act. The FERC also has jurisdiction over the issuances and acquisitions of securities of the public utility subsidiaries, the acquisition or sale of certain utility assets and mergers with another electric utility or holding company. For non-power goods and services, the FERC requires that a nonregulated affiliate can bill an affiliated public utility company no more than market while a public utility must bill the higher of cost or market to a nonregulated affiliate. The state regulatory commissions also regulate certain intercompany transactions under various orders and affiliate statutes. Both the FERC and state regulatory commissions are permitted to review and audit the relevant books and records of companies within a public utility holding company system.

The FERC regulates wholesale power markets and wholesale power transactions. The Registrant Subsidiaries' wholesale power transactions are generally market-based. Wholesale power transactions are cost-based regulated when the Registrant Subsidiaries negotiate and file a cost-based contract with the FERC or the FERC determines that the Registrant Subsidiaries have “market power” in the region where the transaction occurs. The Registrant Subsidiaries have entered into wholesale power supply contracts with various municipalities and cooperatives that are FERC-regulated, cost-based contracts. These contracts are generally formula rate mechanisms, which are trued up to actual costs annually. PSO's and SWEPCo's wholesale power transactions in the SPP region are cost-based due to the FERC's finding that PSO and SWEPCo have market power in the SPP region.

The state regulatory commissions regulate all of the retail distribution operations and rates of the Registrant Subsidiaries on a cost basis. The state regulatory commissions also regulate the retail generation/power supply operations and rates except in Ohio. The ESP rates in Ohio continue the process of aligning generation/power supply rates over time with market rates.

The FERC also regulates the Registrant Subsidiaries' wholesale transmission operations and rates. The FERC claims jurisdiction over retail transmission rates when retail rates are unbundled in connection with restructuring. OPCo's retail transmission rates in Ohio, APCo's retail transmission rates in Virginia and I&M's retail transmission rates in Michigan are unbundled and are based on formula rates included in the PJM OATT that are cost-based. Bundled retail transmission rates are regulated, on a cost basis, by the state commissions.

In addition, the FERC regulates the SIA, the Interconnection Agreement, the CSW Operating Agreement, the System Transmission Integration Agreement, the Transmission Agreement, the Transmission Coordination Agreement and the AEP System Interim Allowance Agreement, all of which allocate shared system costs and revenues to the Registrant Subsidiaries that are parties to each agreement. In October 2012, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and the AEP System Interim Allowance Agreement and approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision is expected from the FERC in mid-2013.

Principles of Consolidation

Principles of Consolidation

The consolidated financial statements for APCo include the Registrant Subsidiary and its wholly-owned subsidiaries. The consolidated financial statements for I&M include the Registrant Subsidiary, its wholly-owned subsidiaries and DCC Fuel (substantially-controlled VIEs). The consolidated financial statements for OPCo include the Registrant Subsidiary and a wholly-owned subsidiary. The consolidated financial statements for SWEPCo include the Registrant Subsidiary, a wholly-owned subsidiary and Sabine (a substantially-controlled VIE). Intercompany items are eliminated in consolidation. The Registrant Subsidiaries use the equity method of accounting for equity investments where they exercise significant influence but do not hold a controlling financial interest. Such investments are recorded as Deferred Charges and Other Noncurrent Assets on the balance sheets; equity earnings are included in Equity Earnings of Unconsolidated Subsidiaries on the statements of income. OPCo, PSO and SWEPCo have ownership interests in generating units that are jointly-owned with nonaffiliated companies. The proportionate share of the operating costs associated with such facilities is included in the income statements and the assets and liabilities are reflected in the balance sheets. See Note 14 − Variable Interest Entities.

Accounting for the Effects of Cost-Based Regulation

Accounting for the Effects of Cost-Based Regulation

As rate-regulated electric public utility companies, the Registrant Subsidiaries' financial statements reflect the actions of regulators that result in the recognition of certain revenues and expenses in different time periods than enterprises that are not rate-regulated. In accordance with accounting guidance for “Regulated Operations,” the Registrant Subsidiaries record regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates. Due to the passage of legislation requiring restructuring and a transition to customer choice and market-based rates, OPCo applies “Regulated Operations” accounting treatment only to specifically approved portions of its generation business consisting of fuel and capacity costs.

Use of Estimates

Use of Estimates

The preparation of these financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include, but are not limited to, inventory valuation, allowance for doubtful accounts, long-lived asset impairment, unbilled electricity revenue, valuation of long-term energy contracts, the effects of regulation, long-lived asset recovery, storm costs, the effects of contingencies and certain assumptions made in accounting for pension and postretirement benefits. The estimates and assumptions used are based upon management's evaluation of the relevant facts and circumstances as of the date of the financial statements. Actual results could ultimately differ from those estimates.

Cash and Cash Equivalents	Cash and Cash Equivalents Cash and Cash Equivalents include temporary cash investments with original maturities of three months or less.
Inventory	Inventory Fossil fuel inventories are carried at average cost. Materials and supplies inventories are carried at average cost.
Accounts Receivable

Accounts Receivable

Customer accounts receivable primarily include receivables from wholesale and retail energy customers, receivables from energy contract counterparties related to risk management activities and customer receivables primarily related to other revenue-generating activities.

Revenue is recognized from electric power sales when power is delivered to customers. To the extent that deliveries have occurred but a bill has not been issued, the Registrant Subsidiaries accrue and recognize, as Accrued Unbilled Revenues on the balance sheets, an estimate of the revenues for energy delivered since the last billing.

AEP Credit factors accounts receivable on a daily basis, excluding receivables from risk management activities, through purchase agreements with I&M, OPCo, PSO, SWEPCo and a portion of APCo. Since APCo does not have regulatory authority to sell accounts receivable in its West Virginia regulatory jurisdiction, only a portion of APCo's accounts receivable are sold to AEP Credit. See “Sale of Receivables – AEP Credit” section of Note 12 for additional information.

Allowance for Uncollectible Accounts

Allowance for Uncollectible Accounts

Generally, AEP Credit records bad debt expense related to receivables purchased from the Registrant Subsidiaries under a sale of receivables agreement. For receivables related to APCo's West Virginia operations, the bad debt reserve is calculated based on a rolling two-year average write-off in proportion to gross accounts receivable. For customer accounts receivables relating to risk management activities, accounts receivables are reviewed for bad debt reserves at a specific counterparty level basis. For miscellaneous accounts receivable, bad debt expense is recorded for all amounts outstanding 180 days or greater at 100%, unless specifically identified. Miscellaneous accounts receivable items open less than 180 days may be reserved using specific identification for bad debt reserves.

Concentrations of Credit Risk and Significant Customers

Concentrations of Credit Risk and Significant Customers

The Registrant Subsidiaries do not have any significant customers that comprise 10% or more of their operating revenues as of December 31, 2012.

The Registrant Subsidiaries monitor credit levels and the financial condition of their customers on a continuing basis to minimize credit risk. The regulatory commissions allow recovery in rates for a reasonable level of bad debt costs. Management believes adequate provisions for credit loss have been made in the accompanying Registrant Subsidiary financial statements.

Emission Allowances

Emission Allowances

The Registrant Subsidiaries in regulated jurisdictions including Ohio through December 31, 2014, record emission allowances at cost, including the annual SO2 and NOx emission allowance entitlements received at no cost from the Federal EPA. OPCo records allowances expected to be consumed subsequent to December 31, 2014 at the lower of cost or market when allowances are no longer included in the FAC due to energy auctions of SSO load. The Registrant Subsidiaries follow the inventory model for these allowances. Allowances expected to be consumed within one year are reported in Materials and Supplies. Allowances with expected consumption beyond one year are included in Deferred Charges and Other Noncurrent Assets. These allowances are consumed in the production of energy and are recorded in Fuel and Other Consumables Used for Electric Generation at an average cost. Allowances held for speculation are included in Prepayments and Other Current Assets. The purchases and sales of allowances are reported in the Operating Activities section of the statements of cash flows. The net margin on sales of emission allowances is included in Electric Generation, Transmission and Distribution Revenues for nonaffiliated transactions and in Sales to AEP Affiliates Revenues for affiliated transactions because of its integral nature to the production process of energy and the Registrant Subsidiaries' revenue optimization strategy for their operations. The net margin on sales of emission allowances affects the determination of deferred fuel or deferred emission allowance costs and the amortization of regulatory assets for certain jurisdictions.

Property, Plant and Equipment and Equity Investments

Property, Plant and Equipment and Equity Investments

Regulated

Electric utility property, plant and equipment for rate-regulated operations are stated at original cost. Additions, major replacements and betterments are added to the plant accounts. Under the group composite method of depreciation, continuous interim routine replacements of items such as boiler tubes, pumps, motors, etc. result in the original cost, less salvage, being charged to accumulated depreciation. The group composite method of depreciation assumes that on average, asset components are retired at the end of their useful lives and thus there is no gain or loss. The equipment in each primary electric plant account is identified as a separate group. The depreciation rates that are established take into account the past history of interim capital replacements and the amount of salvage received. These rates and the related lives are subject to periodic review. Removal costs are charged to regulatory liabilities. The costs of labor, materials and overhead incurred to operate and maintain plants are included in operating expenses.

Long-lived assets are required to be tested for impairment when it is determined that the carrying value of the assets may no longer be recoverable or when the assets meet the held-for-sale criteria under the accounting guidance for “Impairment or Disposal of Long-Lived Assets.” When it becomes probable that an asset in service or an asset under construction will be abandoned and regulatory cost recovery has been disallowed, the cost of that asset shall be removed from plant-in-service or CWIP and charged to expense. Equity investments are required to be tested for impairment when it is determined there may be an other-than-temporary loss in value.

The fair value of an asset or investment is the amount at which that asset or investment could be bought or sold in a current transaction between willing parties, as opposed to a forced or liquidation sale. Quoted market prices in active markets are the best evidence of fair value and are used as the basis for the measurement, if available. In the absence of quoted prices for identical or similar assets or investments in active markets, fair value is estimated using various internal and external valuation methods including cash flow analysis and appraisals.

Nonregulated

The generation operations of OPCo and the mining operations of SWEPCo generally follow the policies of rate-regulated operations listed above but with the following exceptions. Property, plant and equipment of nonregulated operations and equity investments (included in Deferred Charges and Other Noncurrent Assets) are stated at fair value at acquisition (or as adjusted for any applicable impairments) plus the original cost of property acquired or constructed since the acquisition, less disposals. Normal and routine retirements from the plant accounts, net of salvage, are charged to accumulated depreciation for most nonregulated operations under the group composite method of depreciation. A gain or loss would be recorded if the retirement is not considered an interim routine replacement. Removal costs are charged to expense.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

AFUDC represents the estimated cost of borrowed and equity funds used to finance construction projects that is capitalized and recovered through depreciation over the service life of regulated electric utility plant. For nonregulated operations, including generating assets owned by OPCo and mining operations at SWEPCo, interest is capitalized during construction in accordance with the accounting guidance for “Capitalization of Interest.” The Registrant Subsidiaries record the equity component of AFUDC in Allowance for Equity Funds Used During Construction and the debt component of AFUDC as a reduction to Interest Expense.

Fair Value Measurements of Assets and Liabilities

Valuation of Nonderivative Financial Instruments

The book values of Cash and Cash Equivalents, Advances to/from Affiliates, Accounts Receivable, Accounts Payable and Short-term Debt approximate fair value because of the short-term maturity of these instruments. The book value of the pre-April 1983 spent nuclear fuel disposal liability for I&M approximates the best estimate of its fair value.

Fair Value Measurements of Assets and Liabilities

The accounting guidance for “Fair Value Measurements and Disclosures” establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). Where observable inputs are available for substantially the full term of the asset or liability, the instrument is categorized in Level 2. When quoted market prices are not available, pricing may be completed using comparable securities, dealer values, operating data and general market conditions to determine fair value. Valuation models utilize various inputs such as commodity, interest rate and, to a lesser degree, volatility and credit that include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets, market corroborated inputs (i.e. inputs derived principally from, or correlated to, observable market data) and other observable inputs for the asset or liability. The AEP System's market risk oversight staff independently monitors its valuation policies and procedures and provides members of the Commercial Operations Risk Committee (CORC) various daily, weekly and monthly reports, regarding compliance with policies and procedures. The CORC consists of AEPSC's Chief Operating Officer, Chief Financial Officer, Executive Vice President of Energy Supply, Senior Vice President of Commercial Operations and Chief Risk Officer.

For commercial activities, exchange traded derivatives, namely futures contracts, are generally fair valued based on unadjusted quoted prices in active markets and are classified as Level 1. Level 2 inputs primarily consist of OTC broker quotes in moderately active or less active markets, as well as exchange traded contracts where there is insufficient market liquidity to warrant inclusion in Level 1. Management verifies price curves using these broker quotes and classifies these fair values within Level 2 when substantially all of the fair value can be corroborated. Management typically obtains multiple broker quotes, which are nonbinding in nature but are based on recent trades in the marketplace. When multiple broker quotes are obtained, the quoted bid and ask prices are averaged. In certain circumstances, a broker quote may be discarded if it is a clear outlier. Management uses a historical correlation analysis between the broker quoted location and the illiquid locations and if the points are highly correlated, these locations are included within Level 2 as well. Certain OTC and bilaterally executed derivative instruments are executed in less active markets with a lower availability of pricing information. Illiquid transactions, complex structured transactions, FTRs and counterparty credit risk may require nonmarket based inputs. Some of these inputs may be internally developed or extrapolated and utilized to estimate fair value. When such inputs have a significant impact on the measurement of fair value, the instrument is categorized as Level 3. The main driver of contracts being classified as Level 3 is the inability to substantiate energy price curves in the market. A significant portion of the Level 3 instruments have been economically hedged which greatly limits potential earnings volatility.

AEP utilizes its trustee's external pricing service to estimate the fair value of the underlying investments held in the benefit plan and nuclear trusts. AEP's investment managers review and validate the prices utilized by the trustee to determine fair value. AEP's management performs its own valuation testing to verify the fair values of the securities. AEP receives audit reports of the trustee's operating controls and valuation processes. The trustee uses multiple pricing vendors for the assets held in the trusts.

Assets in the benefits and nuclear trusts and Other Cash Deposits are classified using the following methods. Equities are classified as Level 1 holdings if they are actively traded on exchanges. Items classified as Level 1 are investments in money market funds, fixed income and equity mutual funds and domestic equity securities. They are valued based on observable inputs primarily unadjusted quoted prices in active markets for identical assets. Items classified as Level 2 are primarily investments in individual fixed income securities and cash equivalents funds. Fixed income securities do not trade on an exchange and do not have an official closing price but their valuation inputs are based on observable market data. Pricing vendors calculate bond valuations using financial models and matrices. The models use observable inputs including yields on benchmark securities, quotes by securities brokers, rating agency actions, discounts or premiums on securities compared to par prices, changes in yields for U.S. Treasury securities, corporate actions by bond issuers, prepayment schedules and histories, economic events and, for certain securities, adjustments to yields to reflect changes in the rate of inflation. Other securities with model-derived valuation inputs that are observable are also classified as Level 2 investments. Investments with unobservable valuation inputs are classified as Level 3 investments. Benefit plan assets included in Level 3 are primarily real estate and private equity investments that are valued using methods requiring judgment including appraisals.

Deferred Fuel Costs

Deferred Fuel Costs

The cost of fuel and related emission allowances and emission control chemicals/consumables is charged to Fuel and Other Consumables Used for Electric Generation expense when the fuel is burned or the allowance or consumable is utilized. The cost of fuel also includes the cost of nuclear fuel burned which is computed primarily on the units-of-production method. In regulated jurisdictions with an active FAC, fuel cost over-recoveries (the excess of fuel revenues billed to customers over applicable fuel costs incurred) are generally deferred as current regulatory liabilities and under-recoveries (the excess of applicable fuel costs incurred over fuel revenues billed to customers) are generally deferred as current regulatory assets. Fuel cost over-recovery and under-recovery balances are classified as noncurrent when there is a phase-in plan or the FAC has been suspended. These deferrals are amortized when refunded or when billed to customers in later months with the state regulatory commissions' review and approval. The amount of an over-recovery or under-recovery can also be affected by actions of the state regulatory commissions. On a routine basis, state regulatory commissions review and/or audit the Registrant Subsidiaries' fuel procurement policies and practices, the fuel cost calculations and FAC deferrals. When a fuel cost disallowance becomes probable, the Registrant Subsidiaries adjust their FAC deferrals and record provisions for estimated refunds to recognize these probable outcomes.

Changes in fuel costs, including purchased power in Indiana and Michigan for I&M, in Ohio (beginning in 2012 through the ESP related to non-auction standard service offer load served) for OPCo, in Arkansas, Louisiana and Texas for SWEPCo, in Oklahoma for PSO and in Virginia for APCo are reflected in rates in a timely manner generally through the FAC. Changes in fuel costs, including purchased power in Ohio (beginning in 2009 through 2011) for OPCo and in West Virginia for APCo are reflected in rates through FAC phase-in plans. The FAC generally includes some sharing of off-system sales. In West Virginia for APCo, all of the profits from off-system sales are given to customers through the FAC. None of the profits from off-system sales are given to customers through the FAC in Ohio for OPCo. A portion of profits from off-system sales are given to customers through the FAC and other rate mechanisms in Oklahoma for PSO, Arkansas, Louisiana and Texas for SWEPCo, Virginia for APCo and in Indiana and Michigan (all areas of Michigan beginning in December 2010) for I&M. Where the FAC or off-system sales sharing mechanism is capped, frozen or non-existent, changes in fuel costs or sharing of off-system sales impacted earnings.

Revenue Recognition

Revenue Recognition

Regulatory Accounting

The financial statements of the Registrant Subsidiaries reflect the actions of regulators that can result in the recognition of revenues and expenses in different time periods than enterprises that are not rate-regulated. Regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) are recorded to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates.

When regulatory assets are probable of recovery through regulated rates, the Registrant Subsidiaries record them as assets on the balance sheets. The Registrant Subsidiaries test for probability of recovery at each balance sheet date or whenever new events occur. Examples of new events include the issuance of a regulatory commission order or passage of new legislation. If it is determined that recovery of a regulatory asset is no longer probable, the Registrant Subsidiaries write off that regulatory asset as a charge against income.

Electricity Supply and Delivery Activities

The Registrant Subsidiaries recognize revenues from retail and wholesale electricity sales and electricity transmission and distribution delivery services. The Registrant Subsidiaries recognize the revenues on the statements of income upon delivery of the energy to the customer and include unbilled as well as billed amounts. In accordance with the applicable state commission regulatory treatment, PSO and SWEPCo do not record the fuel portion of unbilled revenue.

Most of the power produced at the generation plants of the AEP East Companies is sold to PJM, the RTO operating in the east service territory. The AEP East Companies purchase power from PJM to supply power to their customers. Generally, these power sales and purchases are reported on a net basis as revenues on the statements of income. However, purchases of power in excess of sales to PJM, on an hourly net basis, used to serve retail load are recorded gross as Purchased Electricity for Resale on the statements of income. Other RTOs in which the Registrant Subsidiaries participate do not function in the same manner as PJM. They function as balancing organizations and not as exchanges.

Physical energy purchases arising from non-derivative contracts are accounted for on a gross basis in Purchased Electricity for Resale on the statements of income. Energy purchases arising from non-trading derivative contracts are recorded based on the transaction's economic substance. Purchases under non-trading derivatives used to serve accrual based obligations are recorded in Purchased Electricity for Resale on the statements of income. All other non-trading derivative purchases are recorded net in revenues.

In general, the Registrant Subsidiaries record expenses when purchased electricity is received and when expenses are incurred. For certain power purchase contracts that are derivatives and accounted for using MTM accounting, OPCo records these contracts on a net basis in revenues. In other jurisdictions where the generation/supply business is subject to cost-based regulation, the unrealized MTM amounts are deferred as regulatory assets (for losses) and regulatory liabilities (for gains).

Energy Marketing and Risk Management Activities

AEPSC, on behalf of the Registrant Subsidiaries, engages in wholesale electricity, coal, natural gas and emission allowances marketing and risk management activities focused on wholesale markets where the AEP System owns assets and adjacent markets. These activities include the purchase-and-sale of energy under forward contracts at fixed and variable prices. These contracts include physical transactions, exchange-traded futures, and to a lesser extent, OTC swaps and options. Certain energy marketing and risk management transactions are with RTOs.

The Registrant Subsidiaries recognize revenues and expenses from wholesale marketing and risk management transactions that are not derivatives upon delivery of the commodity. The Registrant Subsidiaries use MTM accounting for wholesale marketing and risk management transactions that are derivatives unless the derivative is designated in a qualifying cash flow hedge relationship or a normal purchase or sale. The Registrant Subsidiaries include realized gains and losses on wholesale marketing and risk management transactions in revenues on a net basis. For OPCo, unrealized gains and losses on wholesale marketing and risk management transactions that are accounted for using MTM are included in revenues on a net basis. For APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, unrealized MTM amounts and some realized gains and losses are deferred as regulatory assets (for losses) and regulatory liabilities (for gains). Unrealized MTM gains and losses are included on the balance sheets as Risk Management Assets or Liabilities as appropriate.

Certain qualifying wholesale marketing and risk management derivatives transactions are designated as hedges of variability in future cash flows as a result of forecasted transactions (cash flow hedge). The Registrant Subsidiaries initially record the effective portion of the cash flow hedge's gain or loss as a component of AOCI. When the forecasted transaction is realized and affects net income, the Registrant Subsidiaries subsequently reclassify the gain or loss on the hedge from AOCI into revenues or expenses within the same financial statement line item as the forecasted transaction on their statements of income. For OPCo, the ineffective portion of the gain or loss is recognized in revenues or expense on the income statements immediately. APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, defer the ineffective portion as regulatory assets (for losses) and regulatory liabilities (for gains). See “Accounting for Cash Flow Hedging Strategies” section of Note 8.

Maintenance

Maintenance

The Registrant Subsidiaries expense maintenance costs as incurred. If it becomes probable that the Registrant Subsidiaries will recover specifically-incurred costs through future rates, a regulatory asset is established to match the expensing of those maintenance costs with their recovery in cost-based regulated revenues. In certain regulatory jurisdictions, the Registrant Subsidiaries defer costs above the level included in base rates and amortize those deferrals commensurate with recovery through rate riders.

Income Taxes and Investment Tax Credits

Income Taxes and Investment Tax Credits

The Registrant Subsidiaries use the liability method of accounting for income taxes. Under the liability method, deferred income taxes are provided for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), deferred income taxes are recorded and related regulatory assets and liabilities are established to match the regulated revenues and tax expense.

Investment tax credits are accounted for under the flow-through method except where regulatory commissions have reflected investment tax credits in the rate-making process on a deferral basis. Investment tax credits that have been deferred are amortized over the life of the plant investment.

The Registrant Subsidiaries account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” The Registrant Subsidiaries classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

AEP System Tax Allocation Agreement

The Registrant Subsidiaries join in the filing of a consolidated federal income tax return with their affiliates in the AEP System. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to its subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Excise Taxes

Excise Taxes

As agents for some state and local governments, the Registrant Subsidiaries collect from customers certain excise taxes levied by those state or local governments on customers. The Registrant Subsidiaries do not record these taxes as revenue or expense.

Government Grants

Government Grants

For APCo's commercial scale carbon capture and sequestration facility at the Mountaineer Plant and OPCo's gridSMART® demonstration program, APCo and OPCo are reimbursed by the Department of Energy for allowable costs incurred during the billing period. In addition, AEP built a cyber security operations center that will be used to enhance the capabilities for identifying cyber risks or threats, which was also partially funded by the gridSMART® demonstration grant for OPCo's incurred costs. These reimbursements result in the reduction of Other Operation and Maintenance expenses on the statements of income or a reduction in Construction Work in Progress on the balance sheets.

Debt

Debt

Gains and losses from the reacquisition of debt used to finance regulated electric utility plants are deferred and amortized over the remaining term of the reacquired debt in accordance with their rate-making treatment unless the debt is refinanced. If the reacquired debt associated with the regulated business is refinanced, the reacquisition costs attributable to the portions of the business that are subject to cost-based regulatory accounting are generally deferred and amortized over the term of the replacement debt consistent with its recovery in rates. Some jurisdictions require that these costs be expensed upon reacquisition. The Registrant Subsidiaries report gains and losses on the reacquisition of debt for operations that are not subject to cost-based rate regulation in Interest Expense.

Debt discount or premium and debt issuance expenses are deferred and amortized generally utilizing the straight-line method over the term of the related debt. The straight-line method approximates the effective interest method and is consistent with the treatment in rates for regulated operations. The net amortization expense is included in Interest Expense.

Investments Held in Trust for Future Liabilities
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

Investments Held in Trust for Future Liabilities

AEP has several trust funds with significant investments intended to provide for future payments of pension and OPEB benefits, nuclear decommissioning and spent nuclear fuel disposal. All of the trust funds' investments are diversified and managed in compliance with all laws and regulations. The investment strategy for trust funds is to use a diversified portfolio of investments to achieve an acceptable rate of return while managing the interest rate sensitivity of the assets relative to the associated liabilities. To minimize investment risk, the trust funds are broadly diversified among classes of assets, investment strategies and investment managers. Management regularly reviews the actual asset allocations and periodically rebalances the investments to targeted allocations when appropriate. Investment policies and guidelines allow investment managers in approved strategies to use financial derivatives to obtain or manage market exposures and to hedge assets and liabilities. The investments are reported at fair value under the “Fair Value Measurements and Disclosures” accounting guidance.

Benefit Plans

All benefit plan assets are invested in accordance with each plan's investment policy. The investment policy outlines the investment objectives, strategies and target asset allocations by plan.

The investment philosophies for AEP's benefit plans support the allocation of assets to minimize risks and optimize net returns. Strategies used include:

  Maintaining a long-term investment horizon.
  Diversifying assets to help control volatility of returns at acceptable levels.
  Managing fees, transaction costs and tax liabilities to maximize investment earnings.
  Using active management of investments where appropriate risk/return opportunities exist.
  Keeping portfolio structure style-neutral to limit volatility compared to applicable benchmarks.
  Using alternative asset classes such as real estate and private equity to maximize return and provide additional portfolio diversification.

The investment policy for the pension fund allocates assets based on the funded status of the pension plan. The objective of the asset allocation policy is to reduce the investment volatility of the plan over time. Generally, more of the investment mix will be allocated to fixed income investments as the plan becomes better funded. Assets will be transferred away from equity investments into fixed income investments based on the market value of plan assets compared to the plan's projected benefit obligation. The current target asset allocations are as follows:

The investment policy for each benefit plan contains various investment limitations. The investment policies establish concentration limits for securities. Investment policies prohibit the benefit trust funds from purchasing securities issued by AEP (with the exception of proportionate and immaterial holdings of AEP securities in passive index strategies). However, the investment policies do not preclude the benefit trust funds from receiving contributions in the form of AEP securities, provided that the AEP securities acquired by each plan may not exceed the limitations imposed by law. Each investment manager's portfolio is compared to a diversified benchmark index.

For equity investments, the limits are as follows:

  No security in excess of 5% of all equities.
  Cash equivalents must be less than 10% of an investment manager's equity portfolio.
  No individual stock may be more than 10% of each manager's equity portfolio.
  No investment in excess of 5% of an outstanding class of any company.
  No securities may be bought or sold on margin or other use of leverage.

For fixed income investments, the concentration limits must not exceed:

  3% in any single issuer
  5% for private placements
  5% for convertible securities
  60% for bonds rated AA+ or lower
  50% for bonds rated A+ or lower
  10% for bonds rated BBB- or lower

For obligations of non-government issuers, the following limitations apply:

  AAA rated debt: a single issuer should account for no more than 5% of the portfolio.
  AA+, AA, AA- rated debt: a single issuer should account for no more than 3% of the portfolio.
  Debt rated A+ or lower: a single issuer should account for no more than 2% of the portfolio.
  No more than 10% of the portfolio may be invested in high yield and emerging market debt combined at any time.

A portion of the pension assets is invested in real estate funds to provide diversification, add return and hedge against inflation. Real estate properties are illiquid, difficult to value and not actively traded. The pension plan uses external real estate investment managers to invest in commingled funds that hold real estate properties. To mitigate investment risk in the real estate portfolio, commingled real estate funds are used to ensure that holdings are diversified by region, property type and risk classification. Real estate holdings include core, value-added and development risk classifications and some investments in Real Estate Investment Trusts (REITs), which are publicly traded real estate securities classified as Level 1.

A portion of the pension assets is invested in private equity. Private equity investments add return and provide diversification and typically require a long-term time horizon to evaluate investment performance. Private equity is classified as an alternative investment because it is illiquid, difficult to value and not actively traded. The pension plan uses limited partnerships and commingled funds to invest across the private equity investment spectrum. The private equity holdings are with multiple general partners who help monitor the investments and provide investment selection expertise. The holdings are currently comprised of venture capital, buyout and hybrid debt and equity investment instruments. Commingled private equity funds are used to enhance the holdings' diversity.

AEP participates in a securities lending program with BNY Mellon to provide incremental income on idle assets and to provide income to offset custody fees and other administrative expenses. AEP lends securities to borrowers approved by BNY Mellon in exchange for cash collateral. All loans are collateralized by at least 102% of the loaned asset's market value and the cash collateral is invested. The difference between the rebate owed to the borrower and the cash collateral rate of return determines the earnings on the loaned security. The securities lending program's objective is providing modest incremental income with a limited increase in risk.

Trust owned life insurance (TOLI) underwritten by The Prudential Insurance Company is held in the OPEB plan trusts. The strategy for holding life insurance contracts in the taxable Voluntary Employees' Beneficiary Association (VEBA) trust is to minimize taxes paid on the asset growth in the trust. Earnings on plan assets are tax-deferred within the TOLI contract and can be tax-free if held until claims are paid. Life insurance proceeds remain in the trust and are used to fund future retiree medical benefit liabilities. With consideration to other investments held in the trust, the cash value of the TOLI contracts is invested in two diversified funds. A portion is invested in a commingled fund with underlying investments in stocks that are actively traded on major international equity exchanges. The other portion of the TOLI cash value is invested in a diversified, commingled fixed income fund with underlying investments in government bonds, corporate bonds and asset-backed securities.

Cash and cash equivalents are held in each trust to provide liquidity and meet short-term cash needs. Cash equivalent funds are used to provide diversification and preserve principal. The underlying holdings in the cash funds are investment grade money market instruments including commercial paper, certificates of deposit, treasury bills and other types of investment grade short-term debt securities. The cash funds are valued each business day and provide daily liquidity.

Comprehensive Income (Loss)

Comprehensive Income (Loss)

Comprehensive income (loss) is defined as the change in equity (net assets) of a business enterprise during a period from transactions and other events and circumstances from nonowner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. Comprehensive income (loss) has two components: net income (loss) and other comprehensive income (loss).

Public Service Co of Oklahoma [Member]
Rates and Service Regulation

Rates and Service Regulation

The Registrant Subsidiaries' rates are regulated by the FERC and state regulatory commissions in the nine state operating territories in which they operate. The FERC also regulates the Registrant Subsidiaries' affiliated transactions, including AEPSC intercompany service billings which are generally at cost, under the 2005 Public Utility Holding Company Act and the Federal Power Act. The FERC also has jurisdiction over the issuances and acquisitions of securities of the public utility subsidiaries, the acquisition or sale of certain utility assets and mergers with another electric utility or holding company. For non-power goods and services, the FERC requires that a nonregulated affiliate can bill an affiliated public utility company no more than market while a public utility must bill the higher of cost or market to a nonregulated affiliate. The state regulatory commissions also regulate certain intercompany transactions under various orders and affiliate statutes. Both the FERC and state regulatory commissions are permitted to review and audit the relevant books and records of companies within a public utility holding company system.

The FERC regulates wholesale power markets and wholesale power transactions. The Registrant Subsidiaries' wholesale power transactions are generally market-based. Wholesale power transactions are cost-based regulated when the Registrant Subsidiaries negotiate and file a cost-based contract with the FERC or the FERC determines that the Registrant Subsidiaries have “market power” in the region where the transaction occurs. The Registrant Subsidiaries have entered into wholesale power supply contracts with various municipalities and cooperatives that are FERC-regulated, cost-based contracts. These contracts are generally formula rate mechanisms, which are trued up to actual costs annually. PSO's and SWEPCo's wholesale power transactions in the SPP region are cost-based due to the FERC's finding that PSO and SWEPCo have market power in the SPP region.

The state regulatory commissions regulate all of the retail distribution operations and rates of the Registrant Subsidiaries on a cost basis. The state regulatory commissions also regulate the retail generation/power supply operations and rates except in Ohio. The ESP rates in Ohio continue the process of aligning generation/power supply rates over time with market rates.

The FERC also regulates the Registrant Subsidiaries' wholesale transmission operations and rates. The FERC claims jurisdiction over retail transmission rates when retail rates are unbundled in connection with restructuring. OPCo's retail transmission rates in Ohio, APCo's retail transmission rates in Virginia and I&M's retail transmission rates in Michigan are unbundled and are based on formula rates included in the PJM OATT that are cost-based. Bundled retail transmission rates are regulated, on a cost basis, by the state commissions.

In addition, the FERC regulates the SIA, the Interconnection Agreement, the CSW Operating Agreement, the System Transmission Integration Agreement, the Transmission Agreement, the Transmission Coordination Agreement and the AEP System Interim Allowance Agreement, all of which allocate shared system costs and revenues to the Registrant Subsidiaries that are parties to each agreement. In October 2012, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and the AEP System Interim Allowance Agreement and approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision is expected from the FERC in mid-2013.

Principles of Consolidation

Principles of Consolidation

The consolidated financial statements for APCo include the Registrant Subsidiary and its wholly-owned subsidiaries. The consolidated financial statements for I&M include the Registrant Subsidiary, its wholly-owned subsidiaries and DCC Fuel (substantially-controlled VIEs). The consolidated financial statements for OPCo include the Registrant Subsidiary and a wholly-owned subsidiary. The consolidated financial statements for SWEPCo include the Registrant Subsidiary, a wholly-owned subsidiary and Sabine (a substantially-controlled VIE). Intercompany items are eliminated in consolidation. The Registrant Subsidiaries use the equity method of accounting for equity investments where they exercise significant influence but do not hold a controlling financial interest. Such investments are recorded as Deferred Charges and Other Noncurrent Assets on the balance sheets; equity earnings are included in Equity Earnings of Unconsolidated Subsidiaries on the statements of income. OPCo, PSO and SWEPCo have ownership interests in generating units that are jointly-owned with nonaffiliated companies. The proportionate share of the operating costs associated with such facilities is included in the income statements and the assets and liabilities are reflected in the balance sheets. See Note 14 − Variable Interest Entities.

Accounting for the Effects of Cost-Based Regulation

Accounting for the Effects of Cost-Based Regulation

As rate-regulated electric public utility companies, the Registrant Subsidiaries' financial statements reflect the actions of regulators that result in the recognition of certain revenues and expenses in different time periods than enterprises that are not rate-regulated. In accordance with accounting guidance for “Regulated Operations,” the Registrant Subsidiaries record regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates. Due to the passage of legislation requiring restructuring and a transition to customer choice and market-based rates, OPCo applies “Regulated Operations” accounting treatment only to specifically approved portions of its generation business consisting of fuel and capacity costs.

Use of Estimates

Use of Estimates

The preparation of these financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include, but are not limited to, inventory valuation, allowance for doubtful accounts, long-lived asset impairment, unbilled electricity revenue, valuation of long-term energy contracts, the effects of regulation, long-lived asset recovery, storm costs, the effects of contingencies and certain assumptions made in accounting for pension and postretirement benefits. The estimates and assumptions used are based upon management's evaluation of the relevant facts and circumstances as of the date of the financial statements. Actual results could ultimately differ from those estimates.

Cash and Cash Equivalents	Cash and Cash Equivalents Cash and Cash Equivalents include temporary cash investments with original maturities of three months or less.
Inventory	Inventory Fossil fuel inventories are carried at average cost. Materials and supplies inventories are carried at average cost.
Accounts Receivable

Accounts Receivable

Customer accounts receivable primarily include receivables from wholesale and retail energy customers, receivables from energy contract counterparties related to risk management activities and customer receivables primarily related to other revenue-generating activities.

Revenue is recognized from electric power sales when power is delivered to customers. To the extent that deliveries have occurred but a bill has not been issued, the Registrant Subsidiaries accrue and recognize, as Accrued Unbilled Revenues on the balance sheets, an estimate of the revenues for energy delivered since the last billing.

AEP Credit factors accounts receivable on a daily basis, excluding receivables from risk management activities, through purchase agreements with I&M, OPCo, PSO, SWEPCo and a portion of APCo. Since APCo does not have regulatory authority to sell accounts receivable in its West Virginia regulatory jurisdiction, only a portion of APCo's accounts receivable are sold to AEP Credit. See “Sale of Receivables – AEP Credit” section of Note 12 for additional information.

Allowance for Uncollectible Accounts

Allowance for Uncollectible Accounts

Generally, AEP Credit records bad debt expense related to receivables purchased from the Registrant Subsidiaries under a sale of receivables agreement. For receivables related to APCo's West Virginia operations, the bad debt reserve is calculated based on a rolling two-year average write-off in proportion to gross accounts receivable. For customer accounts receivables relating to risk management activities, accounts receivables are reviewed for bad debt reserves at a specific counterparty level basis. For miscellaneous accounts receivable, bad debt expense is recorded for all amounts outstanding 180 days or greater at 100%, unless specifically identified. Miscellaneous accounts receivable items open less than 180 days may be reserved using specific identification for bad debt reserves.

Concentrations of Credit Risk and Significant Customers

Concentrations of Credit Risk and Significant Customers

The Registrant Subsidiaries do not have any significant customers that comprise 10% or more of their operating revenues as of December 31, 2012.

The Registrant Subsidiaries monitor credit levels and the financial condition of their customers on a continuing basis to minimize credit risk. The regulatory commissions allow recovery in rates for a reasonable level of bad debt costs. Management believes adequate provisions for credit loss have been made in the accompanying Registrant Subsidiary financial statements.

Emission Allowances

Emission Allowances

The Registrant Subsidiaries in regulated jurisdictions including Ohio through December 31, 2014, record emission allowances at cost, including the annual SO2 and NOx emission allowance entitlements received at no cost from the Federal EPA. OPCo records allowances expected to be consumed subsequent to December 31, 2014 at the lower of cost or market when allowances are no longer included in the FAC due to energy auctions of SSO load. The Registrant Subsidiaries follow the inventory model for these allowances. Allowances expected to be consumed within one year are reported in Materials and Supplies. Allowances with expected consumption beyond one year are included in Deferred Charges and Other Noncurrent Assets. These allowances are consumed in the production of energy and are recorded in Fuel and Other Consumables Used for Electric Generation at an average cost. Allowances held for speculation are included in Prepayments and Other Current Assets. The purchases and sales of allowances are reported in the Operating Activities section of the statements of cash flows. The net margin on sales of emission allowances is included in Electric Generation, Transmission and Distribution Revenues for nonaffiliated transactions and in Sales to AEP Affiliates Revenues for affiliated transactions because of its integral nature to the production process of energy and the Registrant Subsidiaries' revenue optimization strategy for their operations. The net margin on sales of emission allowances affects the determination of deferred fuel or deferred emission allowance costs and the amortization of regulatory assets for certain jurisdictions.

Property, Plant and Equipment and Equity Investments

Property, Plant and Equipment and Equity Investments

Regulated

Electric utility property, plant and equipment for rate-regulated operations are stated at original cost. Additions, major replacements and betterments are added to the plant accounts. Under the group composite method of depreciation, continuous interim routine replacements of items such as boiler tubes, pumps, motors, etc. result in the original cost, less salvage, being charged to accumulated depreciation. The group composite method of depreciation assumes that on average, asset components are retired at the end of their useful lives and thus there is no gain or loss. The equipment in each primary electric plant account is identified as a separate group. The depreciation rates that are established take into account the past history of interim capital replacements and the amount of salvage received. These rates and the related lives are subject to periodic review. Removal costs are charged to regulatory liabilities. The costs of labor, materials and overhead incurred to operate and maintain plants are included in operating expenses.

Long-lived assets are required to be tested for impairment when it is determined that the carrying value of the assets may no longer be recoverable or when the assets meet the held-for-sale criteria under the accounting guidance for “Impairment or Disposal of Long-Lived Assets.” When it becomes probable that an asset in service or an asset under construction will be abandoned and regulatory cost recovery has been disallowed, the cost of that asset shall be removed from plant-in-service or CWIP and charged to expense. Equity investments are required to be tested for impairment when it is determined there may be an other-than-temporary loss in value.

The fair value of an asset or investment is the amount at which that asset or investment could be bought or sold in a current transaction between willing parties, as opposed to a forced or liquidation sale. Quoted market prices in active markets are the best evidence of fair value and are used as the basis for the measurement, if available. In the absence of quoted prices for identical or similar assets or investments in active markets, fair value is estimated using various internal and external valuation methods including cash flow analysis and appraisals.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

AFUDC represents the estimated cost of borrowed and equity funds used to finance construction projects that is capitalized and recovered through depreciation over the service life of regulated electric utility plant. For nonregulated operations, including generating assets owned by OPCo and mining operations at SWEPCo, interest is capitalized during construction in accordance with the accounting guidance for “Capitalization of Interest.” The Registrant Subsidiaries record the equity component of AFUDC in Allowance for Equity Funds Used During Construction and the debt component of AFUDC as a reduction to Interest Expense.

Fair Value Measurements of Assets and Liabilities

Valuation of Nonderivative Financial Instruments

The book values of Cash and Cash Equivalents, Advances to/from Affiliates, Accounts Receivable, Accounts Payable and Short-term Debt approximate fair value because of the short-term maturity of these instruments. The book value of the pre-April 1983 spent nuclear fuel disposal liability for I&M approximates the best estimate of its fair value.

Fair Value Measurements of Assets and Liabilities

The accounting guidance for “Fair Value Measurements and Disclosures” establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). Where observable inputs are available for substantially the full term of the asset or liability, the instrument is categorized in Level 2. When quoted market prices are not available, pricing may be completed using comparable securities, dealer values, operating data and general market conditions to determine fair value. Valuation models utilize various inputs such as commodity, interest rate and, to a lesser degree, volatility and credit that include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets, market corroborated inputs (i.e. inputs derived principally from, or correlated to, observable market data) and other observable inputs for the asset or liability. The AEP System's market risk oversight staff independently monitors its valuation policies and procedures and provides members of the Commercial Operations Risk Committee (CORC) various daily, weekly and monthly reports, regarding compliance with policies and procedures. The CORC consists of AEPSC's Chief Operating Officer, Chief Financial Officer, Executive Vice President of Energy Supply, Senior Vice President of Commercial Operations and Chief Risk Officer.

For commercial activities, exchange traded derivatives, namely futures contracts, are generally fair valued based on unadjusted quoted prices in active markets and are classified as Level 1. Level 2 inputs primarily consist of OTC broker quotes in moderately active or less active markets, as well as exchange traded contracts where there is insufficient market liquidity to warrant inclusion in Level 1. Management verifies price curves using these broker quotes and classifies these fair values within Level 2 when substantially all of the fair value can be corroborated. Management typically obtains multiple broker quotes, which are nonbinding in nature but are based on recent trades in the marketplace. When multiple broker quotes are obtained, the quoted bid and ask prices are averaged. In certain circumstances, a broker quote may be discarded if it is a clear outlier. Management uses a historical correlation analysis between the broker quoted location and the illiquid locations and if the points are highly correlated, these locations are included within Level 2 as well. Certain OTC and bilaterally executed derivative instruments are executed in less active markets with a lower availability of pricing information. Illiquid transactions, complex structured transactions, FTRs and counterparty credit risk may require nonmarket based inputs. Some of these inputs may be internally developed or extrapolated and utilized to estimate fair value. When such inputs have a significant impact on the measurement of fair value, the instrument is categorized as Level 3. The main driver of contracts being classified as Level 3 is the inability to substantiate energy price curves in the market. A significant portion of the Level 3 instruments have been economically hedged which greatly limits potential earnings volatility.

AEP utilizes its trustee's external pricing service to estimate the fair value of the underlying investments held in the benefit plan and nuclear trusts. AEP's investment managers review and validate the prices utilized by the trustee to determine fair value. AEP's management performs its own valuation testing to verify the fair values of the securities. AEP receives audit reports of the trustee's operating controls and valuation processes. The trustee uses multiple pricing vendors for the assets held in the trusts.

Assets in the benefits and nuclear trusts and Other Cash Deposits are classified using the following methods. Equities are classified as Level 1 holdings if they are actively traded on exchanges. Items classified as Level 1 are investments in money market funds, fixed income and equity mutual funds and domestic equity securities. They are valued based on observable inputs primarily unadjusted quoted prices in active markets for identical assets. Items classified as Level 2 are primarily investments in individual fixed income securities and cash equivalents funds. Fixed income securities do not trade on an exchange and do not have an official closing price but their valuation inputs are based on observable market data. Pricing vendors calculate bond valuations using financial models and matrices. The models use observable inputs including yields on benchmark securities, quotes by securities brokers, rating agency actions, discounts or premiums on securities compared to par prices, changes in yields for U.S. Treasury securities, corporate actions by bond issuers, prepayment schedules and histories, economic events and, for certain securities, adjustments to yields to reflect changes in the rate of inflation. Other securities with model-derived valuation inputs that are observable are also classified as Level 2 investments. Investments with unobservable valuation inputs are classified as Level 3 investments. Benefit plan assets included in Level 3 are primarily real estate and private equity investments that are valued using methods requiring judgment including appraisals.

Deferred Fuel Costs

Deferred Fuel Costs

The cost of fuel and related emission allowances and emission control chemicals/consumables is charged to Fuel and Other Consumables Used for Electric Generation expense when the fuel is burned or the allowance or consumable is utilized. The cost of fuel also includes the cost of nuclear fuel burned which is computed primarily on the units-of-production method. In regulated jurisdictions with an active FAC, fuel cost over-recoveries (the excess of fuel revenues billed to customers over applicable fuel costs incurred) are generally deferred as current regulatory liabilities and under-recoveries (the excess of applicable fuel costs incurred over fuel revenues billed to customers) are generally deferred as current regulatory assets. Fuel cost over-recovery and under-recovery balances are classified as noncurrent when there is a phase-in plan or the FAC has been suspended. These deferrals are amortized when refunded or when billed to customers in later months with the state regulatory commissions' review and approval. The amount of an over-recovery or under-recovery can also be affected by actions of the state regulatory commissions. On a routine basis, state regulatory commissions review and/or audit the Registrant Subsidiaries' fuel procurement policies and practices, the fuel cost calculations and FAC deferrals. When a fuel cost disallowance becomes probable, the Registrant Subsidiaries adjust their FAC deferrals and record provisions for estimated refunds to recognize these probable outcomes.

Changes in fuel costs, including purchased power in Indiana and Michigan for I&M, in Ohio (beginning in 2012 through the ESP related to non-auction standard service offer load served) for OPCo, in Arkansas, Louisiana and Texas for SWEPCo, in Oklahoma for PSO and in Virginia for APCo are reflected in rates in a timely manner generally through the FAC. Changes in fuel costs, including purchased power in Ohio (beginning in 2009 through 2011) for OPCo and in West Virginia for APCo are reflected in rates through FAC phase-in plans. The FAC generally includes some sharing of off-system sales. In West Virginia for APCo, all of the profits from off-system sales are given to customers through the FAC. None of the profits from off-system sales are given to customers through the FAC in Ohio for OPCo. A portion of profits from off-system sales are given to customers through the FAC and other rate mechanisms in Oklahoma for PSO, Arkansas, Louisiana and Texas for SWEPCo, Virginia for APCo and in Indiana and Michigan (all areas of Michigan beginning in December 2010) for I&M. Where the FAC or off-system sales sharing mechanism is capped, frozen or non-existent, changes in fuel costs or sharing of off-system sales impacted earnings.

Revenue Recognition

Revenue Recognition

Regulatory Accounting

The financial statements of the Registrant Subsidiaries reflect the actions of regulators that can result in the recognition of revenues and expenses in different time periods than enterprises that are not rate-regulated. Regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) are recorded to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates.

When regulatory assets are probable of recovery through regulated rates, the Registrant Subsidiaries record them as assets on the balance sheets. The Registrant Subsidiaries test for probability of recovery at each balance sheet date or whenever new events occur. Examples of new events include the issuance of a regulatory commission order or passage of new legislation. If it is determined that recovery of a regulatory asset is no longer probable, the Registrant Subsidiaries write off that regulatory asset as a charge against income.

Electricity Supply and Delivery Activities

The Registrant Subsidiaries recognize revenues from retail and wholesale electricity sales and electricity transmission and distribution delivery services. The Registrant Subsidiaries recognize the revenues on the statements of income upon delivery of the energy to the customer and include unbilled as well as billed amounts. In accordance with the applicable state commission regulatory treatment, PSO and SWEPCo do not record the fuel portion of unbilled revenue.

Most of the power produced at the generation plants of the AEP East Companies is sold to PJM, the RTO operating in the east service territory. The AEP East Companies purchase power from PJM to supply power to their customers. Generally, these power sales and purchases are reported on a net basis as revenues on the statements of income. However, purchases of power in excess of sales to PJM, on an hourly net basis, used to serve retail load are recorded gross as Purchased Electricity for Resale on the statements of income. Other RTOs in which the Registrant Subsidiaries participate do not function in the same manner as PJM. They function as balancing organizations and not as exchanges.

Physical energy purchases arising from non-derivative contracts are accounted for on a gross basis in Purchased Electricity for Resale on the statements of income. Energy purchases arising from non-trading derivative contracts are recorded based on the transaction's economic substance. Purchases under non-trading derivatives used to serve accrual based obligations are recorded in Purchased Electricity for Resale on the statements of income. All other non-trading derivative purchases are recorded net in revenues.

In general, the Registrant Subsidiaries record expenses when purchased electricity is received and when expenses are incurred. For certain power purchase contracts that are derivatives and accounted for using MTM accounting, OPCo records these contracts on a net basis in revenues. In other jurisdictions where the generation/supply business is subject to cost-based regulation, the unrealized MTM amounts are deferred as regulatory assets (for losses) and regulatory liabilities (for gains).

Energy Marketing and Risk Management Activities

AEPSC, on behalf of the Registrant Subsidiaries, engages in wholesale electricity, coal, natural gas and emission allowances marketing and risk management activities focused on wholesale markets where the AEP System owns assets and adjacent markets. These activities include the purchase-and-sale of energy under forward contracts at fixed and variable prices. These contracts include physical transactions, exchange-traded futures, and to a lesser extent, OTC swaps and options. Certain energy marketing and risk management transactions are with RTOs.

The Registrant Subsidiaries recognize revenues and expenses from wholesale marketing and risk management transactions that are not derivatives upon delivery of the commodity. The Registrant Subsidiaries use MTM accounting for wholesale marketing and risk management transactions that are derivatives unless the derivative is designated in a qualifying cash flow hedge relationship or a normal purchase or sale. The Registrant Subsidiaries include realized gains and losses on wholesale marketing and risk management transactions in revenues on a net basis. For OPCo, unrealized gains and losses on wholesale marketing and risk management transactions that are accounted for using MTM are included in revenues on a net basis. For APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, unrealized MTM amounts and some realized gains and losses are deferred as regulatory assets (for losses) and regulatory liabilities (for gains). Unrealized MTM gains and losses are included on the balance sheets as Risk Management Assets or Liabilities as appropriate.

Certain qualifying wholesale marketing and risk management derivatives transactions are designated as hedges of variability in future cash flows as a result of forecasted transactions (cash flow hedge). The Registrant Subsidiaries initially record the effective portion of the cash flow hedge's gain or loss as a component of AOCI. When the forecasted transaction is realized and affects net income, the Registrant Subsidiaries subsequently reclassify the gain or loss on the hedge from AOCI into revenues or expenses within the same financial statement line item as the forecasted transaction on their statements of income. For OPCo, the ineffective portion of the gain or loss is recognized in revenues or expense on the income statements immediately. APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, defer the ineffective portion as regulatory assets (for losses) and regulatory liabilities (for gains). See “Accounting for Cash Flow Hedging Strategies” section of Note 8.

Maintenance

Maintenance

The Registrant Subsidiaries expense maintenance costs as incurred. If it becomes probable that the Registrant Subsidiaries will recover specifically-incurred costs through future rates, a regulatory asset is established to match the expensing of those maintenance costs with their recovery in cost-based regulated revenues. In certain regulatory jurisdictions, the Registrant Subsidiaries defer costs above the level included in base rates and amortize those deferrals commensurate with recovery through rate riders.

Income Taxes and Investment Tax Credits

Income Taxes and Investment Tax Credits

The Registrant Subsidiaries use the liability method of accounting for income taxes. Under the liability method, deferred income taxes are provided for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), deferred income taxes are recorded and related regulatory assets and liabilities are established to match the regulated revenues and tax expense.

Investment tax credits are accounted for under the flow-through method except where regulatory commissions have reflected investment tax credits in the rate-making process on a deferral basis. Investment tax credits that have been deferred are amortized over the life of the plant investment.

The Registrant Subsidiaries account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” The Registrant Subsidiaries classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

AEP System Tax Allocation Agreement

The Registrant Subsidiaries join in the filing of a consolidated federal income tax return with their affiliates in the AEP System. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to its subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Excise Taxes

Excise Taxes

As agents for some state and local governments, the Registrant Subsidiaries collect from customers certain excise taxes levied by those state or local governments on customers. The Registrant Subsidiaries do not record these taxes as revenue or expense.

Debt

Debt

Gains and losses from the reacquisition of debt used to finance regulated electric utility plants are deferred and amortized over the remaining term of the reacquired debt in accordance with their rate-making treatment unless the debt is refinanced. If the reacquired debt associated with the regulated business is refinanced, the reacquisition costs attributable to the portions of the business that are subject to cost-based regulatory accounting are generally deferred and amortized over the term of the replacement debt consistent with its recovery in rates. Some jurisdictions require that these costs be expensed upon reacquisition. The Registrant Subsidiaries report gains and losses on the reacquisition of debt for operations that are not subject to cost-based rate regulation in Interest Expense.

Debt discount or premium and debt issuance expenses are deferred and amortized generally utilizing the straight-line method over the term of the related debt. The straight-line method approximates the effective interest method and is consistent with the treatment in rates for regulated operations. The net amortization expense is included in Interest Expense.

Investments Held in Trust for Future Liabilities
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

Investments Held in Trust for Future Liabilities

AEP has several trust funds with significant investments intended to provide for future payments of pension and OPEB benefits, nuclear decommissioning and spent nuclear fuel disposal. All of the trust funds' investments are diversified and managed in compliance with all laws and regulations. The investment strategy for trust funds is to use a diversified portfolio of investments to achieve an acceptable rate of return while managing the interest rate sensitivity of the assets relative to the associated liabilities. To minimize investment risk, the trust funds are broadly diversified among classes of assets, investment strategies and investment managers. Management regularly reviews the actual asset allocations and periodically rebalances the investments to targeted allocations when appropriate. Investment policies and guidelines allow investment managers in approved strategies to use financial derivatives to obtain or manage market exposures and to hedge assets and liabilities. The investments are reported at fair value under the “Fair Value Measurements and Disclosures” accounting guidance.

Benefit Plans

All benefit plan assets are invested in accordance with each plan's investment policy. The investment policy outlines the investment objectives, strategies and target asset allocations by plan.

The investment philosophies for AEP's benefit plans support the allocation of assets to minimize risks and optimize net returns. Strategies used include:

  Maintaining a long-term investment horizon.
  Diversifying assets to help control volatility of returns at acceptable levels.
  Managing fees, transaction costs and tax liabilities to maximize investment earnings.
  Using active management of investments where appropriate risk/return opportunities exist.
  Keeping portfolio structure style-neutral to limit volatility compared to applicable benchmarks.
  Using alternative asset classes such as real estate and private equity to maximize return and provide additional portfolio diversification.

The investment policy for the pension fund allocates assets based on the funded status of the pension plan. The objective of the asset allocation policy is to reduce the investment volatility of the plan over time. Generally, more of the investment mix will be allocated to fixed income investments as the plan becomes better funded. Assets will be transferred away from equity investments into fixed income investments based on the market value of plan assets compared to the plan's projected benefit obligation. The current target asset allocations are as follows:

The investment policy for each benefit plan contains various investment limitations. The investment policies establish concentration limits for securities. Investment policies prohibit the benefit trust funds from purchasing securities issued by AEP (with the exception of proportionate and immaterial holdings of AEP securities in passive index strategies). However, the investment policies do not preclude the benefit trust funds from receiving contributions in the form of AEP securities, provided that the AEP securities acquired by each plan may not exceed the limitations imposed by law. Each investment manager's portfolio is compared to a diversified benchmark index.

For equity investments, the limits are as follows:

  No security in excess of 5% of all equities.
  Cash equivalents must be less than 10% of an investment manager's equity portfolio.
  No individual stock may be more than 10% of each manager's equity portfolio.
  No investment in excess of 5% of an outstanding class of any company.
  No securities may be bought or sold on margin or other use of leverage.

For fixed income investments, the concentration limits must not exceed:

  3% in any single issuer
  5% for private placements
  5% for convertible securities
  60% for bonds rated AA+ or lower
  50% for bonds rated A+ or lower
  10% for bonds rated BBB- or lower

For obligations of non-government issuers, the following limitations apply:

  AAA rated debt: a single issuer should account for no more than 5% of the portfolio.
  AA+, AA, AA- rated debt: a single issuer should account for no more than 3% of the portfolio.
  Debt rated A+ or lower: a single issuer should account for no more than 2% of the portfolio.
  No more than 10% of the portfolio may be invested in high yield and emerging market debt combined at any time.

A portion of the pension assets is invested in real estate funds to provide diversification, add return and hedge against inflation. Real estate properties are illiquid, difficult to value and not actively traded. The pension plan uses external real estate investment managers to invest in commingled funds that hold real estate properties. To mitigate investment risk in the real estate portfolio, commingled real estate funds are used to ensure that holdings are diversified by region, property type and risk classification. Real estate holdings include core, value-added and development risk classifications and some investments in Real Estate Investment Trusts (REITs), which are publicly traded real estate securities classified as Level 1.

A portion of the pension assets is invested in private equity. Private equity investments add return and provide diversification and typically require a long-term time horizon to evaluate investment performance. Private equity is classified as an alternative investment because it is illiquid, difficult to value and not actively traded. The pension plan uses limited partnerships and commingled funds to invest across the private equity investment spectrum. The private equity holdings are with multiple general partners who help monitor the investments and provide investment selection expertise. The holdings are currently comprised of venture capital, buyout and hybrid debt and equity investment instruments. Commingled private equity funds are used to enhance the holdings' diversity.

AEP participates in a securities lending program with BNY Mellon to provide incremental income on idle assets and to provide income to offset custody fees and other administrative expenses. AEP lends securities to borrowers approved by BNY Mellon in exchange for cash collateral. All loans are collateralized by at least 102% of the loaned asset's market value and the cash collateral is invested. The difference between the rebate owed to the borrower and the cash collateral rate of return determines the earnings on the loaned security. The securities lending program's objective is providing modest incremental income with a limited increase in risk.

Trust owned life insurance (TOLI) underwritten by The Prudential Insurance Company is held in the OPEB plan trusts. The strategy for holding life insurance contracts in the taxable Voluntary Employees' Beneficiary Association (VEBA) trust is to minimize taxes paid on the asset growth in the trust. Earnings on plan assets are tax-deferred within the TOLI contract and can be tax-free if held until claims are paid. Life insurance proceeds remain in the trust and are used to fund future retiree medical benefit liabilities. With consideration to other investments held in the trust, the cash value of the TOLI contracts is invested in two diversified funds. A portion is invested in a commingled fund with underlying investments in stocks that are actively traded on major international equity exchanges. The other portion of the TOLI cash value is invested in a diversified, commingled fixed income fund with underlying investments in government bonds, corporate bonds and asset-backed securities.

Cash and cash equivalents are held in each trust to provide liquidity and meet short-term cash needs. Cash equivalent funds are used to provide diversification and preserve principal. The underlying holdings in the cash funds are investment grade money market instruments including commercial paper, certificates of deposit, treasury bills and other types of investment grade short-term debt securities. The cash funds are valued each business day and provide daily liquidity.

Comprehensive Income (Loss)

Comprehensive Income (Loss)

Comprehensive income (loss) is defined as the change in equity (net assets) of a business enterprise during a period from transactions and other events and circumstances from nonowner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. Comprehensive income (loss) has two components: net income (loss) and other comprehensive income (loss).

Southwestern Electric Power Co [Member]
Rates and Service Regulation

Rates and Service Regulation

The Registrant Subsidiaries' rates are regulated by the FERC and state regulatory commissions in the nine state operating territories in which they operate. The FERC also regulates the Registrant Subsidiaries' affiliated transactions, including AEPSC intercompany service billings which are generally at cost, under the 2005 Public Utility Holding Company Act and the Federal Power Act. The FERC also has jurisdiction over the issuances and acquisitions of securities of the public utility subsidiaries, the acquisition or sale of certain utility assets and mergers with another electric utility or holding company. For non-power goods and services, the FERC requires that a nonregulated affiliate can bill an affiliated public utility company no more than market while a public utility must bill the higher of cost or market to a nonregulated affiliate. The state regulatory commissions also regulate certain intercompany transactions under various orders and affiliate statutes. Both the FERC and state regulatory commissions are permitted to review and audit the relevant books and records of companies within a public utility holding company system.

The FERC regulates wholesale power markets and wholesale power transactions. The Registrant Subsidiaries' wholesale power transactions are generally market-based. Wholesale power transactions are cost-based regulated when the Registrant Subsidiaries negotiate and file a cost-based contract with the FERC or the FERC determines that the Registrant Subsidiaries have “market power” in the region where the transaction occurs. The Registrant Subsidiaries have entered into wholesale power supply contracts with various municipalities and cooperatives that are FERC-regulated, cost-based contracts. These contracts are generally formula rate mechanisms, which are trued up to actual costs annually. PSO's and SWEPCo's wholesale power transactions in the SPP region are cost-based due to the FERC's finding that PSO and SWEPCo have market power in the SPP region.

The state regulatory commissions regulate all of the retail distribution operations and rates of the Registrant Subsidiaries on a cost basis. The state regulatory commissions also regulate the retail generation/power supply operations and rates except in Ohio. The ESP rates in Ohio continue the process of aligning generation/power supply rates over time with market rates.

The FERC also regulates the Registrant Subsidiaries' wholesale transmission operations and rates. The FERC claims jurisdiction over retail transmission rates when retail rates are unbundled in connection with restructuring. OPCo's retail transmission rates in Ohio, APCo's retail transmission rates in Virginia and I&M's retail transmission rates in Michigan are unbundled and are based on formula rates included in the PJM OATT that are cost-based. Bundled retail transmission rates are regulated, on a cost basis, by the state commissions.

In addition, the FERC regulates the SIA, the Interconnection Agreement, the CSW Operating Agreement, the System Transmission Integration Agreement, the Transmission Agreement, the Transmission Coordination Agreement and the AEP System Interim Allowance Agreement, all of which allocate shared system costs and revenues to the Registrant Subsidiaries that are parties to each agreement. In October 2012, the AEP East Companies asked the FERC to terminate the existing Interconnection Agreement and the AEP System Interim Allowance Agreement and approve a new Power Coordination Agreement among APCo, I&M and KPCo. A decision is expected from the FERC in mid-2013.

Principles of Consolidation

Principles of Consolidation

The consolidated financial statements for APCo include the Registrant Subsidiary and its wholly-owned subsidiaries. The consolidated financial statements for I&M include the Registrant Subsidiary, its wholly-owned subsidiaries and DCC Fuel (substantially-controlled VIEs). The consolidated financial statements for OPCo include the Registrant Subsidiary and a wholly-owned subsidiary. The consolidated financial statements for SWEPCo include the Registrant Subsidiary, a wholly-owned subsidiary and Sabine (a substantially-controlled VIE). Intercompany items are eliminated in consolidation. The Registrant Subsidiaries use the equity method of accounting for equity investments where they exercise significant influence but do not hold a controlling financial interest. Such investments are recorded as Deferred Charges and Other Noncurrent Assets on the balance sheets; equity earnings are included in Equity Earnings of Unconsolidated Subsidiaries on the statements of income. OPCo, PSO and SWEPCo have ownership interests in generating units that are jointly-owned with nonaffiliated companies. The proportionate share of the operating costs associated with such facilities is included in the income statements and the assets and liabilities are reflected in the balance sheets. See Note 14 − Variable Interest Entities.

Accounting for the Effects of Cost-Based Regulation

Accounting for the Effects of Cost-Based Regulation

As rate-regulated electric public utility companies, the Registrant Subsidiaries' financial statements reflect the actions of regulators that result in the recognition of certain revenues and expenses in different time periods than enterprises that are not rate-regulated. In accordance with accounting guidance for “Regulated Operations,” the Registrant Subsidiaries record regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates. Due to the passage of legislation requiring restructuring and a transition to customer choice and market-based rates, OPCo applies “Regulated Operations” accounting treatment only to specifically approved portions of its generation business consisting of fuel and capacity costs.

Use of Estimates

Use of Estimates

The preparation of these financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include, but are not limited to, inventory valuation, allowance for doubtful accounts, long-lived asset impairment, unbilled electricity revenue, valuation of long-term energy contracts, the effects of regulation, long-lived asset recovery, storm costs, the effects of contingencies and certain assumptions made in accounting for pension and postretirement benefits. The estimates and assumptions used are based upon management's evaluation of the relevant facts and circumstances as of the date of the financial statements. Actual results could ultimately differ from those estimates.

Cash and Cash Equivalents	Cash and Cash Equivalents Cash and Cash Equivalents include temporary cash investments with original maturities of three months or less.
Inventory	Inventory Fossil fuel inventories are carried at average cost. Materials and supplies inventories are carried at average cost.
Accounts Receivable

Accounts Receivable

Customer accounts receivable primarily include receivables from wholesale and retail energy customers, receivables from energy contract counterparties related to risk management activities and customer receivables primarily related to other revenue-generating activities.

Revenue is recognized from electric power sales when power is delivered to customers. To the extent that deliveries have occurred but a bill has not been issued, the Registrant Subsidiaries accrue and recognize, as Accrued Unbilled Revenues on the balance sheets, an estimate of the revenues for energy delivered since the last billing.

AEP Credit factors accounts receivable on a daily basis, excluding receivables from risk management activities, through purchase agreements with I&M, OPCo, PSO, SWEPCo and a portion of APCo. Since APCo does not have regulatory authority to sell accounts receivable in its West Virginia regulatory jurisdiction, only a portion of APCo's accounts receivable are sold to AEP Credit. See “Sale of Receivables – AEP Credit” section of Note 12 for additional information.

Allowance for Uncollectible Accounts

Allowance for Uncollectible Accounts

Generally, AEP Credit records bad debt expense related to receivables purchased from the Registrant Subsidiaries under a sale of receivables agreement. For receivables related to APCo's West Virginia operations, the bad debt reserve is calculated based on a rolling two-year average write-off in proportion to gross accounts receivable. For customer accounts receivables relating to risk management activities, accounts receivables are reviewed for bad debt reserves at a specific counterparty level basis. For miscellaneous accounts receivable, bad debt expense is recorded for all amounts outstanding 180 days or greater at 100%, unless specifically identified. Miscellaneous accounts receivable items open less than 180 days may be reserved using specific identification for bad debt reserves.

Concentrations of Credit Risk and Significant Customers

Concentrations of Credit Risk and Significant Customers

The Registrant Subsidiaries do not have any significant customers that comprise 10% or more of their operating revenues as of December 31, 2012.

The Registrant Subsidiaries monitor credit levels and the financial condition of their customers on a continuing basis to minimize credit risk. The regulatory commissions allow recovery in rates for a reasonable level of bad debt costs. Management believes adequate provisions for credit loss have been made in the accompanying Registrant Subsidiary financial statements.

Emission Allowances

Emission Allowances

The Registrant Subsidiaries in regulated jurisdictions including Ohio through December 31, 2014, record emission allowances at cost, including the annual SO2 and NOx emission allowance entitlements received at no cost from the Federal EPA. OPCo records allowances expected to be consumed subsequent to December 31, 2014 at the lower of cost or market when allowances are no longer included in the FAC due to energy auctions of SSO load. The Registrant Subsidiaries follow the inventory model for these allowances. Allowances expected to be consumed within one year are reported in Materials and Supplies. Allowances with expected consumption beyond one year are included in Deferred Charges and Other Noncurrent Assets. These allowances are consumed in the production of energy and are recorded in Fuel and Other Consumables Used for Electric Generation at an average cost. Allowances held for speculation are included in Prepayments and Other Current Assets. The purchases and sales of allowances are reported in the Operating Activities section of the statements of cash flows. The net margin on sales of emission allowances is included in Electric Generation, Transmission and Distribution Revenues for nonaffiliated transactions and in Sales to AEP Affiliates Revenues for affiliated transactions because of its integral nature to the production process of energy and the Registrant Subsidiaries' revenue optimization strategy for their operations. The net margin on sales of emission allowances affects the determination of deferred fuel or deferred emission allowance costs and the amortization of regulatory assets for certain jurisdictions.

Property, Plant and Equipment and Equity Investments

Property, Plant and Equipment and Equity Investments

Regulated

Electric utility property, plant and equipment for rate-regulated operations are stated at original cost. Additions, major replacements and betterments are added to the plant accounts. Under the group composite method of depreciation, continuous interim routine replacements of items such as boiler tubes, pumps, motors, etc. result in the original cost, less salvage, being charged to accumulated depreciation. The group composite method of depreciation assumes that on average, asset components are retired at the end of their useful lives and thus there is no gain or loss. The equipment in each primary electric plant account is identified as a separate group. The depreciation rates that are established take into account the past history of interim capital replacements and the amount of salvage received. These rates and the related lives are subject to periodic review. Removal costs are charged to regulatory liabilities. The costs of labor, materials and overhead incurred to operate and maintain plants are included in operating expenses.

Long-lived assets are required to be tested for impairment when it is determined that the carrying value of the assets may no longer be recoverable or when the assets meet the held-for-sale criteria under the accounting guidance for “Impairment or Disposal of Long-Lived Assets.” When it becomes probable that an asset in service or an asset under construction will be abandoned and regulatory cost recovery has been disallowed, the cost of that asset shall be removed from plant-in-service or CWIP and charged to expense. Equity investments are required to be tested for impairment when it is determined there may be an other-than-temporary loss in value.

The fair value of an asset or investment is the amount at which that asset or investment could be bought or sold in a current transaction between willing parties, as opposed to a forced or liquidation sale. Quoted market prices in active markets are the best evidence of fair value and are used as the basis for the measurement, if available. In the absence of quoted prices for identical or similar assets or investments in active markets, fair value is estimated using various internal and external valuation methods including cash flow analysis and appraisals.

Nonregulated

The generation operations of OPCo and the mining operations of SWEPCo generally follow the policies of rate-regulated operations listed above but with the following exceptions. Property, plant and equipment of nonregulated operations and equity investments (included in Deferred Charges and Other Noncurrent Assets) are stated at fair value at acquisition (or as adjusted for any applicable impairments) plus the original cost of property acquired or constructed since the acquisition, less disposals. Normal and routine retirements from the plant accounts, net of salvage, are charged to accumulated depreciation for most nonregulated operations under the group composite method of depreciation. A gain or loss would be recorded if the retirement is not considered an interim routine replacement. Removal costs are charged to expense.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization

AFUDC represents the estimated cost of borrowed and equity funds used to finance construction projects that is capitalized and recovered through depreciation over the service life of regulated electric utility plant. For nonregulated operations, including generating assets owned by OPCo and mining operations at SWEPCo, interest is capitalized during construction in accordance with the accounting guidance for “Capitalization of Interest.” The Registrant Subsidiaries record the equity component of AFUDC in Allowance for Equity Funds Used During Construction and the debt component of AFUDC as a reduction to Interest Expense.

Fair Value Measurements of Assets and Liabilities

Valuation of Nonderivative Financial Instruments

The book values of Cash and Cash Equivalents, Advances to/from Affiliates, Accounts Receivable, Accounts Payable and Short-term Debt approximate fair value because of the short-term maturity of these instruments. The book value of the pre-April 1983 spent nuclear fuel disposal liability for I&M approximates the best estimate of its fair value.

Fair Value Measurements of Assets and Liabilities

The accounting guidance for “Fair Value Measurements and Disclosures” establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). Where observable inputs are available for substantially the full term of the asset or liability, the instrument is categorized in Level 2. When quoted market prices are not available, pricing may be completed using comparable securities, dealer values, operating data and general market conditions to determine fair value. Valuation models utilize various inputs such as commodity, interest rate and, to a lesser degree, volatility and credit that include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets, market corroborated inputs (i.e. inputs derived principally from, or correlated to, observable market data) and other observable inputs for the asset or liability. The AEP System's market risk oversight staff independently monitors its valuation policies and procedures and provides members of the Commercial Operations Risk Committee (CORC) various daily, weekly and monthly reports, regarding compliance with policies and procedures. The CORC consists of AEPSC's Chief Operating Officer, Chief Financial Officer, Executive Vice President of Energy Supply, Senior Vice President of Commercial Operations and Chief Risk Officer.

For commercial activities, exchange traded derivatives, namely futures contracts, are generally fair valued based on unadjusted quoted prices in active markets and are classified as Level 1. Level 2 inputs primarily consist of OTC broker quotes in moderately active or less active markets, as well as exchange traded contracts where there is insufficient market liquidity to warrant inclusion in Level 1. Management verifies price curves using these broker quotes and classifies these fair values within Level 2 when substantially all of the fair value can be corroborated. Management typically obtains multiple broker quotes, which are nonbinding in nature but are based on recent trades in the marketplace. When multiple broker quotes are obtained, the quoted bid and ask prices are averaged. In certain circumstances, a broker quote may be discarded if it is a clear outlier. Management uses a historical correlation analysis between the broker quoted location and the illiquid locations and if the points are highly correlated, these locations are included within Level 2 as well. Certain OTC and bilaterally executed derivative instruments are executed in less active markets with a lower availability of pricing information. Illiquid transactions, complex structured transactions, FTRs and counterparty credit risk may require nonmarket based inputs. Some of these inputs may be internally developed or extrapolated and utilized to estimate fair value. When such inputs have a significant impact on the measurement of fair value, the instrument is categorized as Level 3. The main driver of contracts being classified as Level 3 is the inability to substantiate energy price curves in the market. A significant portion of the Level 3 instruments have been economically hedged which greatly limits potential earnings volatility.

AEP utilizes its trustee's external pricing service to estimate the fair value of the underlying investments held in the benefit plan and nuclear trusts. AEP's investment managers review and validate the prices utilized by the trustee to determine fair value. AEP's management performs its own valuation testing to verify the fair values of the securities. AEP receives audit reports of the trustee's operating controls and valuation processes. The trustee uses multiple pricing vendors for the assets held in the trusts.

Assets in the benefits and nuclear trusts and Other Cash Deposits are classified using the following methods. Equities are classified as Level 1 holdings if they are actively traded on exchanges. Items classified as Level 1 are investments in money market funds, fixed income and equity mutual funds and domestic equity securities. They are valued based on observable inputs primarily unadjusted quoted prices in active markets for identical assets. Items classified as Level 2 are primarily investments in individual fixed income securities and cash equivalents funds. Fixed income securities do not trade on an exchange and do not have an official closing price but their valuation inputs are based on observable market data. Pricing vendors calculate bond valuations using financial models and matrices. The models use observable inputs including yields on benchmark securities, quotes by securities brokers, rating agency actions, discounts or premiums on securities compared to par prices, changes in yields for U.S. Treasury securities, corporate actions by bond issuers, prepayment schedules and histories, economic events and, for certain securities, adjustments to yields to reflect changes in the rate of inflation. Other securities with model-derived valuation inputs that are observable are also classified as Level 2 investments. Investments with unobservable valuation inputs are classified as Level 3 investments. Benefit plan assets included in Level 3 are primarily real estate and private equity investments that are valued using methods requiring judgment including appraisals.

Deferred Fuel Costs

Deferred Fuel Costs

The cost of fuel and related emission allowances and emission control chemicals/consumables is charged to Fuel and Other Consumables Used for Electric Generation expense when the fuel is burned or the allowance or consumable is utilized. The cost of fuel also includes the cost of nuclear fuel burned which is computed primarily on the units-of-production method. In regulated jurisdictions with an active FAC, fuel cost over-recoveries (the excess of fuel revenues billed to customers over applicable fuel costs incurred) are generally deferred as current regulatory liabilities and under-recoveries (the excess of applicable fuel costs incurred over fuel revenues billed to customers) are generally deferred as current regulatory assets. Fuel cost over-recovery and under-recovery balances are classified as noncurrent when there is a phase-in plan or the FAC has been suspended. These deferrals are amortized when refunded or when billed to customers in later months with the state regulatory commissions' review and approval. The amount of an over-recovery or under-recovery can also be affected by actions of the state regulatory commissions. On a routine basis, state regulatory commissions review and/or audit the Registrant Subsidiaries' fuel procurement policies and practices, the fuel cost calculations and FAC deferrals. When a fuel cost disallowance becomes probable, the Registrant Subsidiaries adjust their FAC deferrals and record provisions for estimated refunds to recognize these probable outcomes.

Changes in fuel costs, including purchased power in Indiana and Michigan for I&M, in Ohio (beginning in 2012 through the ESP related to non-auction standard service offer load served) for OPCo, in Arkansas, Louisiana and Texas for SWEPCo, in Oklahoma for PSO and in Virginia for APCo are reflected in rates in a timely manner generally through the FAC. Changes in fuel costs, including purchased power in Ohio (beginning in 2009 through 2011) for OPCo and in West Virginia for APCo are reflected in rates through FAC phase-in plans. The FAC generally includes some sharing of off-system sales. In West Virginia for APCo, all of the profits from off-system sales are given to customers through the FAC. None of the profits from off-system sales are given to customers through the FAC in Ohio for OPCo. A portion of profits from off-system sales are given to customers through the FAC and other rate mechanisms in Oklahoma for PSO, Arkansas, Louisiana and Texas for SWEPCo, Virginia for APCo and in Indiana and Michigan (all areas of Michigan beginning in December 2010) for I&M. Where the FAC or off-system sales sharing mechanism is capped, frozen or non-existent, changes in fuel costs or sharing of off-system sales impacted earnings.

Revenue Recognition

Revenue Recognition

Regulatory Accounting

The financial statements of the Registrant Subsidiaries reflect the actions of regulators that can result in the recognition of revenues and expenses in different time periods than enterprises that are not rate-regulated. Regulatory assets (deferred expenses) and regulatory liabilities (deferred revenue reductions or refunds) are recorded to reflect the economic effects of regulation in the same accounting period by matching expenses with their recovery through regulated revenues and by matching income with its passage to customers in cost-based regulated rates.

When regulatory assets are probable of recovery through regulated rates, the Registrant Subsidiaries record them as assets on the balance sheets. The Registrant Subsidiaries test for probability of recovery at each balance sheet date or whenever new events occur. Examples of new events include the issuance of a regulatory commission order or passage of new legislation. If it is determined that recovery of a regulatory asset is no longer probable, the Registrant Subsidiaries write off that regulatory asset as a charge against income.

Electricity Supply and Delivery Activities

The Registrant Subsidiaries recognize revenues from retail and wholesale electricity sales and electricity transmission and distribution delivery services. The Registrant Subsidiaries recognize the revenues on the statements of income upon delivery of the energy to the customer and include unbilled as well as billed amounts. In accordance with the applicable state commission regulatory treatment, PSO and SWEPCo do not record the fuel portion of unbilled revenue.

Most of the power produced at the generation plants of the AEP East Companies is sold to PJM, the RTO operating in the east service territory. The AEP East Companies purchase power from PJM to supply power to their customers. Generally, these power sales and purchases are reported on a net basis as revenues on the statements of income. However, purchases of power in excess of sales to PJM, on an hourly net basis, used to serve retail load are recorded gross as Purchased Electricity for Resale on the statements of income. Other RTOs in which the Registrant Subsidiaries participate do not function in the same manner as PJM. They function as balancing organizations and not as exchanges.

Physical energy purchases arising from non-derivative contracts are accounted for on a gross basis in Purchased Electricity for Resale on the statements of income. Energy purchases arising from non-trading derivative contracts are recorded based on the transaction's economic substance. Purchases under non-trading derivatives used to serve accrual based obligations are recorded in Purchased Electricity for Resale on the statements of income. All other non-trading derivative purchases are recorded net in revenues.

In general, the Registrant Subsidiaries record expenses when purchased electricity is received and when expenses are incurred. For certain power purchase contracts that are derivatives and accounted for using MTM accounting, OPCo records these contracts on a net basis in revenues. In other jurisdictions where the generation/supply business is subject to cost-based regulation, the unrealized MTM amounts are deferred as regulatory assets (for losses) and regulatory liabilities (for gains).

Energy Marketing and Risk Management Activities

AEPSC, on behalf of the Registrant Subsidiaries, engages in wholesale electricity, coal, natural gas and emission allowances marketing and risk management activities focused on wholesale markets where the AEP System owns assets and adjacent markets. These activities include the purchase-and-sale of energy under forward contracts at fixed and variable prices. These contracts include physical transactions, exchange-traded futures, and to a lesser extent, OTC swaps and options. Certain energy marketing and risk management transactions are with RTOs.

The Registrant Subsidiaries recognize revenues and expenses from wholesale marketing and risk management transactions that are not derivatives upon delivery of the commodity. The Registrant Subsidiaries use MTM accounting for wholesale marketing and risk management transactions that are derivatives unless the derivative is designated in a qualifying cash flow hedge relationship or a normal purchase or sale. The Registrant Subsidiaries include realized gains and losses on wholesale marketing and risk management transactions in revenues on a net basis. For OPCo, unrealized gains and losses on wholesale marketing and risk management transactions that are accounted for using MTM are included in revenues on a net basis. For APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, unrealized MTM amounts and some realized gains and losses are deferred as regulatory assets (for losses) and regulatory liabilities (for gains). Unrealized MTM gains and losses are included on the balance sheets as Risk Management Assets or Liabilities as appropriate.

Certain qualifying wholesale marketing and risk management derivatives transactions are designated as hedges of variability in future cash flows as a result of forecasted transactions (cash flow hedge). The Registrant Subsidiaries initially record the effective portion of the cash flow hedge's gain or loss as a component of AOCI. When the forecasted transaction is realized and affects net income, the Registrant Subsidiaries subsequently reclassify the gain or loss on the hedge from AOCI into revenues or expenses within the same financial statement line item as the forecasted transaction on their statements of income. For OPCo, the ineffective portion of the gain or loss is recognized in revenues or expense on the income statements immediately. APCo, I&M, PSO and SWEPCo, who are subject to cost-based regulation, defer the ineffective portion as regulatory assets (for losses) and regulatory liabilities (for gains). See “Accounting for Cash Flow Hedging Strategies” section of Note 8.

Maintenance

Maintenance

The Registrant Subsidiaries expense maintenance costs as incurred. If it becomes probable that the Registrant Subsidiaries will recover specifically-incurred costs through future rates, a regulatory asset is established to match the expensing of those maintenance costs with their recovery in cost-based regulated revenues. In certain regulatory jurisdictions, the Registrant Subsidiaries defer costs above the level included in base rates and amortize those deferrals commensurate with recovery through rate riders.

Income Taxes and Investment Tax Credits

Income Taxes and Investment Tax Credits

The Registrant Subsidiaries use the liability method of accounting for income taxes. Under the liability method, deferred income taxes are provided for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), deferred income taxes are recorded and related regulatory assets and liabilities are established to match the regulated revenues and tax expense.

Investment tax credits are accounted for under the flow-through method except where regulatory commissions have reflected investment tax credits in the rate-making process on a deferral basis. Investment tax credits that have been deferred are amortized over the life of the plant investment.

The Registrant Subsidiaries account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” The Registrant Subsidiaries classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

AEP System Tax Allocation Agreement

The Registrant Subsidiaries join in the filing of a consolidated federal income tax return with their affiliates in the AEP System. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to its subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Excise Taxes

Excise Taxes

As agents for some state and local governments, the Registrant Subsidiaries collect from customers certain excise taxes levied by those state or local governments on customers. The Registrant Subsidiaries do not record these taxes as revenue or expense.

Debt

Debt

Gains and losses from the reacquisition of debt used to finance regulated electric utility plants are deferred and amortized over the remaining term of the reacquired debt in accordance with their rate-making treatment unless the debt is refinanced. If the reacquired debt associated with the regulated business is refinanced, the reacquisition costs attributable to the portions of the business that are subject to cost-based regulatory accounting are generally deferred and amortized over the term of the replacement debt consistent with its recovery in rates. Some jurisdictions require that these costs be expensed upon reacquisition. The Registrant Subsidiaries report gains and losses on the reacquisition of debt for operations that are not subject to cost-based rate regulation in Interest Expense.

Debt discount or premium and debt issuance expenses are deferred and amortized generally utilizing the straight-line method over the term of the related debt. The straight-line method approximates the effective interest method and is consistent with the treatment in rates for regulated operations. The net amortization expense is included in Interest Expense.

Investments Held in Trust for Future Liabilities
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

Investments Held in Trust for Future Liabilities

AEP has several trust funds with significant investments intended to provide for future payments of pension and OPEB benefits, nuclear decommissioning and spent nuclear fuel disposal. All of the trust funds' investments are diversified and managed in compliance with all laws and regulations. The investment strategy for trust funds is to use a diversified portfolio of investments to achieve an acceptable rate of return while managing the interest rate sensitivity of the assets relative to the associated liabilities. To minimize investment risk, the trust funds are broadly diversified among classes of assets, investment strategies and investment managers. Management regularly reviews the actual asset allocations and periodically rebalances the investments to targeted allocations when appropriate. Investment policies and guidelines allow investment managers in approved strategies to use financial derivatives to obtain or manage market exposures and to hedge assets and liabilities. The investments are reported at fair value under the “Fair Value Measurements and Disclosures” accounting guidance.

Benefit Plans

All benefit plan assets are invested in accordance with each plan's investment policy. The investment policy outlines the investment objectives, strategies and target asset allocations by plan.

The investment philosophies for AEP's benefit plans support the allocation of assets to minimize risks and optimize net returns. Strategies used include:

  Maintaining a long-term investment horizon.
  Diversifying assets to help control volatility of returns at acceptable levels.
  Managing fees, transaction costs and tax liabilities to maximize investment earnings.
  Using active management of investments where appropriate risk/return opportunities exist.
  Keeping portfolio structure style-neutral to limit volatility compared to applicable benchmarks.
  Using alternative asset classes such as real estate and private equity to maximize return and provide additional portfolio diversification.

The investment policy for the pension fund allocates assets based on the funded status of the pension plan. The objective of the asset allocation policy is to reduce the investment volatility of the plan over time. Generally, more of the investment mix will be allocated to fixed income investments as the plan becomes better funded. Assets will be transferred away from equity investments into fixed income investments based on the market value of plan assets compared to the plan's projected benefit obligation. The current target asset allocations are as follows:

The investment policy for each benefit plan contains various investment limitations. The investment policies establish concentration limits for securities. Investment policies prohibit the benefit trust funds from purchasing securities issued by AEP (with the exception of proportionate and immaterial holdings of AEP securities in passive index strategies). However, the investment policies do not preclude the benefit trust funds from receiving contributions in the form of AEP securities, provided that the AEP securities acquired by each plan may not exceed the limitations imposed by law. Each investment manager's portfolio is compared to a diversified benchmark index.

For equity investments, the limits are as follows:

  No security in excess of 5% of all equities.
  Cash equivalents must be less than 10% of an investment manager's equity portfolio.
  No individual stock may be more than 10% of each manager's equity portfolio.
  No investment in excess of 5% of an outstanding class of any company.
  No securities may be bought or sold on margin or other use of leverage.

For fixed income investments, the concentration limits must not exceed:

  3% in any single issuer
  5% for private placements
  5% for convertible securities
  60% for bonds rated AA+ or lower
  50% for bonds rated A+ or lower
  10% for bonds rated BBB- or lower

For obligations of non-government issuers, the following limitations apply:

  AAA rated debt: a single issuer should account for no more than 5% of the portfolio.
  AA+, AA, AA- rated debt: a single issuer should account for no more than 3% of the portfolio.
  Debt rated A+ or lower: a single issuer should account for no more than 2% of the portfolio.
  No more than 10% of the portfolio may be invested in high yield and emerging market debt combined at any time.

A portion of the pension assets is invested in real estate funds to provide diversification, add return and hedge against inflation. Real estate properties are illiquid, difficult to value and not actively traded. The pension plan uses external real estate investment managers to invest in commingled funds that hold real estate properties. To mitigate investment risk in the real estate portfolio, commingled real estate funds are used to ensure that holdings are diversified by region, property type and risk classification. Real estate holdings include core, value-added and development risk classifications and some investments in Real Estate Investment Trusts (REITs), which are publicly traded real estate securities classified as Level 1.

A portion of the pension assets is invested in private equity. Private equity investments add return and provide diversification and typically require a long-term time horizon to evaluate investment performance. Private equity is classified as an alternative investment because it is illiquid, difficult to value and not actively traded. The pension plan uses limited partnerships and commingled funds to invest across the private equity investment spectrum. The private equity holdings are with multiple general partners who help monitor the investments and provide investment selection expertise. The holdings are currently comprised of venture capital, buyout and hybrid debt and equity investment instruments. Commingled private equity funds are used to enhance the holdings' diversity.

AEP participates in a securities lending program with BNY Mellon to provide incremental income on idle assets and to provide income to offset custody fees and other administrative expenses. AEP lends securities to borrowers approved by BNY Mellon in exchange for cash collateral. All loans are collateralized by at least 102% of the loaned asset's market value and the cash collateral is invested. The difference between the rebate owed to the borrower and the cash collateral rate of return determines the earnings on the loaned security. The securities lending program's objective is providing modest incremental income with a limited increase in risk.

Trust owned life insurance (TOLI) underwritten by The Prudential Insurance Company is held in the OPEB plan trusts. The strategy for holding life insurance contracts in the taxable Voluntary Employees' Beneficiary Association (VEBA) trust is to minimize taxes paid on the asset growth in the trust. Earnings on plan assets are tax-deferred within the TOLI contract and can be tax-free if held until claims are paid. Life insurance proceeds remain in the trust and are used to fund future retiree medical benefit liabilities. With consideration to other investments held in the trust, the cash value of the TOLI contracts is invested in two diversified funds. A portion is invested in a commingled fund with underlying investments in stocks that are actively traded on major international equity exchanges. The other portion of the TOLI cash value is invested in a diversified, commingled fixed income fund with underlying investments in government bonds, corporate bonds and asset-backed securities.

Cash and cash equivalents are held in each trust to provide liquidity and meet short-term cash needs. Cash equivalent funds are used to provide diversification and preserve principal. The underlying holdings in the cash funds are investment grade money market instruments including commercial paper, certificates of deposit, treasury bills and other types of investment grade short-term debt securities. The cash funds are valued each business day and provide daily liquidity.

Comprehensive Income (Loss)

Comprehensive Income (Loss)

Comprehensive income (loss) is defined as the change in equity (net assets) of a business enterprise during a period from transactions and other events and circumstances from nonowner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. Comprehensive income (loss) has two components: net income (loss) and other comprehensive income (loss).

Benefit Plans (Policies)	12 Months Ended
Dec. 31, 2012
Pension And Other Postretirement Plans

We sponsor a qualified pension plan and two unfunded nonqualified pension plans. Substantially all of our employees are covered by the qualified plan or both the qualified and a nonqualified pension plan. We sponsor OPEB plans to provide health and life insurance benefits for retired employees.

We recognize the funded status associated with our defined benefit pension and OPEB plans in the balance sheets. Disclosures about the plans are required by the “Compensation – Retirement Benefits” accounting guidance. We recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of other comprehensive income, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. We record a regulatory asset instead of other comprehensive income for qualifying benefit costs of our regulated operations that for ratemaking purposes are deferred for future recovery. The cumulative funded status adjustment is equal to the remaining unrecognized deferrals for unamortized actuarial losses or gains, prior service costs and transition obligations, such that remaining deferred costs result in an AOCI equity reduction or regulatory asset and deferred gains result in an AOCI equity addition or regulatory liability.

Appalachian Power Co [Member]
Pension And Other Postretirement Plans

The Registrant Subsidiaries participate in an AEP sponsored qualified pension plan and two unfunded nonqualified pension plans. Substantially all employees are covered by the qualified plan or both the qualified and a nonqualified pension plan. The Registrant Subsidiaries also participate in OPEB plans sponsored by AEP to provide health and life insurance benefits for retired employees.

Due to the Registrant Subsidiaries' participation in AEP's benefits plans, the assumptions used by the actuary and the accounting for the plans by each subsidiary are the same. This section details the assumptions that apply to all Registrant Subsidiaries and the rate of compensation increase for each subsidiary.

The Registrant Subsidiaries recognize the funded status associated with defined benefit pension and OPEB plans in their balance sheets. Disclosures about the plans are required by the “Compensation – Retirement Benefits” accounting guidance. The Registrant Subsidiaries recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of other comprehensive income, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. The Registrant Subsidiaries record a regulatory asset instead of other comprehensive income for qualifying benefit costs of regulated operations that for ratemaking purposes are deferred for future recovery. The cumulative funded status adjustment is equal to the remaining unrecognized deferrals for unamortized actuarial losses or gains, prior service costs and transition obligations, such that remaining deferred costs result in an AOCI equity reduction or regulatory asset and deferred gains result in an AOCI equity addition or regulatory liability.

Indiana Michigan Power Co [Member]
Pension And Other Postretirement Plans

The Registrant Subsidiaries participate in an AEP sponsored qualified pension plan and two unfunded nonqualified pension plans. Substantially all employees are covered by the qualified plan or both the qualified and a nonqualified pension plan. The Registrant Subsidiaries also participate in OPEB plans sponsored by AEP to provide health and life insurance benefits for retired employees.

Due to the Registrant Subsidiaries' participation in AEP's benefits plans, the assumptions used by the actuary and the accounting for the plans by each subsidiary are the same. This section details the assumptions that apply to all Registrant Subsidiaries and the rate of compensation increase for each subsidiary.

The Registrant Subsidiaries recognize the funded status associated with defined benefit pension and OPEB plans in their balance sheets. Disclosures about the plans are required by the “Compensation – Retirement Benefits” accounting guidance. The Registrant Subsidiaries recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of other comprehensive income, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. The Registrant Subsidiaries record a regulatory asset instead of other comprehensive income for qualifying benefit costs of regulated operations that for ratemaking purposes are deferred for future recovery. The cumulative funded status adjustment is equal to the remaining unrecognized deferrals for unamortized actuarial losses or gains, prior service costs and transition obligations, such that remaining deferred costs result in an AOCI equity reduction or regulatory asset and deferred gains result in an AOCI equity addition or regulatory liability.

Ohio Power Co [Member]
Pension And Other Postretirement Plans

The Registrant Subsidiaries participate in an AEP sponsored qualified pension plan and two unfunded nonqualified pension plans. Substantially all employees are covered by the qualified plan or both the qualified and a nonqualified pension plan. The Registrant Subsidiaries also participate in OPEB plans sponsored by AEP to provide health and life insurance benefits for retired employees.

Due to the Registrant Subsidiaries' participation in AEP's benefits plans, the assumptions used by the actuary and the accounting for the plans by each subsidiary are the same. This section details the assumptions that apply to all Registrant Subsidiaries and the rate of compensation increase for each subsidiary.

The Registrant Subsidiaries recognize the funded status associated with defined benefit pension and OPEB plans in their balance sheets. Disclosures about the plans are required by the “Compensation – Retirement Benefits” accounting guidance. The Registrant Subsidiaries recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of other comprehensive income, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. The Registrant Subsidiaries record a regulatory asset instead of other comprehensive income for qualifying benefit costs of regulated operations that for ratemaking purposes are deferred for future recovery. The cumulative funded status adjustment is equal to the remaining unrecognized deferrals for unamortized actuarial losses or gains, prior service costs and transition obligations, such that remaining deferred costs result in an AOCI equity reduction or regulatory asset and deferred gains result in an AOCI equity addition or regulatory liability.

Public Service Co of Oklahoma [Member]
Pension And Other Postretirement Plans

The Registrant Subsidiaries participate in an AEP sponsored qualified pension plan and two unfunded nonqualified pension plans. Substantially all employees are covered by the qualified plan or both the qualified and a nonqualified pension plan. The Registrant Subsidiaries also participate in OPEB plans sponsored by AEP to provide health and life insurance benefits for retired employees.

Due to the Registrant Subsidiaries' participation in AEP's benefits plans, the assumptions used by the actuary and the accounting for the plans by each subsidiary are the same. This section details the assumptions that apply to all Registrant Subsidiaries and the rate of compensation increase for each subsidiary.

The Registrant Subsidiaries recognize the funded status associated with defined benefit pension and OPEB plans in their balance sheets. Disclosures about the plans are required by the “Compensation – Retirement Benefits” accounting guidance. The Registrant Subsidiaries recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of other comprehensive income, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. The Registrant Subsidiaries record a regulatory asset instead of other comprehensive income for qualifying benefit costs of regulated operations that for ratemaking purposes are deferred for future recovery. The cumulative funded status adjustment is equal to the remaining unrecognized deferrals for unamortized actuarial losses or gains, prior service costs and transition obligations, such that remaining deferred costs result in an AOCI equity reduction or regulatory asset and deferred gains result in an AOCI equity addition or regulatory liability.

Southwestern Electric Power Co [Member]
Pension And Other Postretirement Plans

The Registrant Subsidiaries participate in an AEP sponsored qualified pension plan and two unfunded nonqualified pension plans. Substantially all employees are covered by the qualified plan or both the qualified and a nonqualified pension plan. The Registrant Subsidiaries also participate in OPEB plans sponsored by AEP to provide health and life insurance benefits for retired employees.

Due to the Registrant Subsidiaries' participation in AEP's benefits plans, the assumptions used by the actuary and the accounting for the plans by each subsidiary are the same. This section details the assumptions that apply to all Registrant Subsidiaries and the rate of compensation increase for each subsidiary.

The Registrant Subsidiaries recognize the funded status associated with defined benefit pension and OPEB plans in their balance sheets. Disclosures about the plans are required by the “Compensation – Retirement Benefits” accounting guidance. The Registrant Subsidiaries recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of other comprehensive income, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. The Registrant Subsidiaries record a regulatory asset instead of other comprehensive income for qualifying benefit costs of regulated operations that for ratemaking purposes are deferred for future recovery. The cumulative funded status adjustment is equal to the remaining unrecognized deferrals for unamortized actuarial losses or gains, prior service costs and transition obligations, such that remaining deferred costs result in an AOCI equity reduction or regulatory asset and deferred gains result in an AOCI equity addition or regulatory liability.

Derivatives and Hedging (Policies)	12 Months Ended
Dec. 31, 2012
Derivatives and Hedging

OBJECTIVES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS

We are exposed to certain market risks as a major power producer and marketer of wholesale electricity, coal and emission allowances. These risks include commodity price risk, interest rate risk, credit risk and, to a lesser extent, foreign currency exchange risk. These risks represent the risk of loss that may impact us due to changes in the underlying market prices or rates. We manage these risks using derivative instruments.

STRATEGIES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS TO ACHIEVE OBJECTIVES

Risk Management Strategies

Our strategy surrounding the use of derivative instruments primarily focuses on managing our risk exposures, future cash flows and creating value utilizing both economic and formal hedging strategies. Our risk management strategies also include the use of derivative instruments for trading purposes, focusing on seizing market opportunities to create value driven by expected changes in the market prices of the commodities in which we transact. To accomplish our objectives, we primarily employ risk management contracts including physical and financial forward purchase-and-sale contracts and, to a lesser extent, OTC swaps and options. Not all risk management contracts meet the definition of a derivative under the accounting guidance for “Derivatives and Hedging.” Derivative risk management contracts elected normal under the normal purchases and normal sales scope exception are not subject to the requirements of this accounting guidance.

We enter into power, coal, natural gas, interest rate and, to a lesser degree, heating oil and gasoline, emission allowance and other commodity contracts to manage the risk associated with our energy business. We enter into interest rate derivative contracts in order to manage the interest rate exposure associated with our commodity portfolio. For disclosure purposes, such risks are grouped as “Commodity,” as they are related to energy risk management activities. We also engage in risk management of interest rate risk associated with debt financing and foreign currency risk associated with future purchase obligations denominated in foreign currencies. For disclosure purposes, these risks are grouped as “Interest Rate and Foreign Currency.” The amount of risk taken is determined by the Commercial Operations and Finance groups in accordance with our established risk management policies as approved by the Finance Committee of our Board of Directors.

Fair Value Hedging Strategies

We enter into interest rate derivative transactions as part of an overall strategy to manage the mix of fixed-rate and floating-rate debt. Certain interest rate derivative transactions effectively modify our exposure to interest rate risk by converting a portion of our fixed-rate debt to a floating rate. Provided specific criteria are met, these interest rate derivatives are designated as fair value hedges.

Cash Flow Hedging Strategies

We enter into and designate as cash flow hedges certain derivative transactions for the purchase and sale of power, coal, natural gas and heating oil and gasoline (“Commodity”) in order to manage the variable price risk related to the forecasted purchase and sale of these commodities. We monitor the potential impacts of commodity price changes and, where appropriate, enter into derivative transactions to protect profit margins for a portion of future electricity sales and fuel or energy purchases. We do not hedge all commodity price risk.

Our vehicle fleet and barge operations are exposed to gasoline and diesel fuel price volatility. We enter into financial heating oil and gasoline derivative contracts in order to mitigate price risk of our future fuel purchases. For disclosure purposes, these contracts are included with other hedging activities as “Commodity.” We do not hedge all fuel price risk.

We enter into a variety of interest rate derivative transactions in order to manage interest rate risk exposure. Some interest rate derivative transactions effectively modify our exposure to interest rate risk by converting a portion of our floating-rate debt to a fixed rate. We also enter into interest rate derivative contracts to manage interest rate exposure related to future borrowings of fixed-rate debt. Our forecasted fixed-rate debt offerings have a high probability of occurrence as the proceeds will be used to fund existing debt maturities and projected capital expenditures. We do not hedge all interest rate exposure.

At times, we are exposed to foreign currency exchange rate risks primarily when we purchase certain fixed assets from foreign suppliers. In accordance with our risk management policy, we may enter into foreign currency derivative transactions to protect against the risk of increased cash outflows resulting from a foreign currency's appreciation against the dollar. We do not hedge all foreign currency exposure.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND THE IMPACT ON OUR FINANCIAL STATEMENTS

The accounting guidance for “Derivatives and Hedging” requires recognition of all qualifying derivative instruments as either assets or liabilities on the balance sheets at fair value. The fair values of derivative instruments accounted for using MTM accounting or hedge accounting are based on exchange prices and broker quotes. If a quoted market price is not available, the estimate of fair value is based on the best information available including valuation models that estimate future energy prices based on existing market and broker quotes, supply and demand market data and assumptions. In order to determine the relevant fair values of our derivative instruments, we also apply valuation adjustments for discounting, liquidity and credit quality.

Credit risk is the risk that a counterparty will fail to perform on the contract or fail to pay amounts due. Liquidity risk represents the risk that imperfections in the market will cause the price to vary from estimated fair value based upon prevailing market supply and demand conditions. Since energy markets are imperfect and volatile, there are inherent risks related to the underlying assumptions in models used to fair value risk management contracts. Unforeseen events may cause reasonable price curves to differ from actual price curves throughout a contract's term and at the time a contract settles. Consequently, there could be significant adverse or favorable effects on future net income and cash flows if market prices are not consistent with our estimates of current market consensus for forward prices in the current period. This is particularly true for longer term contracts. Cash flows may vary based on market conditions, margin requirements and the timing of settlement of our risk management contracts.

According to the accounting guidance for “Derivatives and Hedging,” we reflect the fair values of our derivative instruments subject to netting agreements with the same counterparty net of related cash collateral. For certain risk management contracts, we are required to post or receive cash collateral based on third party contractual agreements and risk profiles.

Certain qualifying derivative instruments have been designated as normal purchase or normal sale contracts, as provided in the accounting guidance for “Derivatives and Hedging.” Derivative contracts that have been designated as normal purchases or normal sales under that accounting guidance are not subject to MTM accounting treatment and are recognized on the statements of income on an accrual basis.

Our accounting for the changes in the fair value of a derivative instrument depends on whether it qualifies for and has been designated as part of a hedging relationship and further, on the type of hedging relationship. Depending on the exposure, we designate a hedging instrument as a fair value hedge or a cash flow hedge.

For contracts that have not been designated as part of a hedging relationship, the accounting for changes in fair value depends on whether the derivative instrument is held for trading purposes. Unrealized and realized gains and losses on derivative instruments held for trading purposes are included in revenues on a net basis on the statements of income. Unrealized and realized gains and losses on derivative instruments not held for trading purposes are included in revenues or expenses on the statements of income depending on the relevant facts and circumstances. However, unrealized and some realized gains and losses in regulated jurisdictions for both trading and non-trading derivative instruments are recorded as regulatory assets (for losses) or regulatory liabilities (for gains) in accordance with the accounting guidance for “Regulated Operations.”

Accounting for Fair Value Hedging Strategies

For fair value hedges (i.e. hedging the exposure to changes in the fair value of an asset, liability or an identified portion thereof attributable to a particular risk), the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item associated with the hedged risk impacts Net Income during the period of change.

We record realized and unrealized gains or losses on interest rate swaps that qualify for fair value hedge accounting treatment and any offsetting changes in the fair value of the debt being hedged in Interest Expense on the statements of income.

Accounting for Cash Flow Hedging Strategies

For cash flow hedges (i.e. hedging the exposure to variability in expected future cash flows attributable to a particular risk), we initially report the effective portion of the gain or loss on the derivative instrument as a component of Accumulated Other Comprehensive Income (Loss) on the balance sheets until the period the hedged item affects Net Income. We recognize any hedge ineffectiveness in Net Income immediately during the period of change, except in regulated jurisdictions where hedge ineffectiveness is recorded as a regulatory asset (for losses) or a regulatory liability (for gains).

Realized gains and losses on derivative contracts for the purchase and sale of power, coal and natural gas designated as cash flow hedges are included in Revenues, Fuel and Other Consumables Used for Electric Generation or Purchased Electricity for Resale on the statements of income, or in Regulatory Assets or Regulatory Liabilities on the balance sheets, depending on the specific nature of the risk being hedged.

We reclassify gains and losses on heating oil and gasoline derivative contracts designated as cash flow hedges from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Other Operation expense, Maintenance expense or Depreciation and Amortization expense, as it relates to capital projects, on the statements of income.

We reclassify gains and losses on interest rate derivative hedges related to our debt financings from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Interest Expense on the statements of income in those periods in which hedged interest payments occur.

The accumulated gains or losses related to our foreign currency hedges are reclassified from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Depreciation and Amortization expense on the statements of income over the depreciable lives of the fixed assets designated as the hedged items in qualifying foreign currency hedging relationships.

Credit Risk

We limit credit risk in our wholesale marketing and trading activities by assessing the creditworthiness of potential counterparties before entering into transactions with them and continuing to evaluate their creditworthiness on an ongoing basis. We use Moody's, Standard and Poor's and current market-based qualitative and quantitative data as well as financial statements to assess the financial health of counterparties on an ongoing basis.

We use standardized master agreements which may include collateral requirements. These master agreements facilitate the netting of cash flows associated with a single counterparty. Cash, letters of credit and parental/affiliate guarantees may be obtained as security from counterparties in order to mitigate credit risk. The collateral agreements require a counterparty to post cash or letters of credit in the event an exposure exceeds our established threshold. The threshold represents an unsecured credit limit which may be supported by a parental/affiliate guaranty, as determined in accordance with our credit policy. In addition, collateral agreements allow for termination and liquidation of all positions in the event of a failure or inability to post collateral.

Collateral Triggering Events

Under the tariffs of the RTOs and Independent System Operators (ISOs) and a limited number of derivative and non-derivative contracts primarily related to our competitive retail auction loads, we are obligated to post an additional amount of collateral if our credit ratings decline below investment grade. The amount of collateral required fluctuates based on market prices and our total exposure. On an ongoing basis, our risk management organization assesses the appropriateness of these collateral triggering items in contracts. AEP and its subsidiaries have not experienced a downgrade below investment grade.

In addition, a majority of our non-exchange traded commodity contracts contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding payable. These cross-default provisions could be triggered if there was a non-performance event by Parent or the obligor under outstanding debt or a third party obligation in excess of $50 million. On an ongoing basis, our risk management organization assesses the appropriateness of these cross-default provisions in our contracts.

Appalachian Power Co [Member]
Derivatives and Hedging

OBJECTIVES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS

The Registrant Subsidiaries are exposed to certain market risks as major power producers and marketers of wholesale electricity, coal and emission allowances. These risks include commodity price risk, interest rate risk, credit risk and, to a lesser extent, foreign currency exchange risk. These risks represent the risk of loss that may impact the Registrant Subsidiaries due to changes in the underlying market prices or rates. AEPSC, on behalf of the Registrant Subsidiaries, manages these risks using derivative instruments.

STRATEGIES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS TO ACHIEVE OBJECTIVES

Risk Management Strategies

The strategy surrounding the use of derivative instruments primarily focuses on managing risk exposures, future cash flows and creating value utilizing both economic and formal hedging strategies. The risk management strategies also include the use of derivative instruments for trading purposes, focusing on seizing market opportunities to create value driven by expected changes in the market prices of the commodities in which AEPSC transacts on behalf of the Registrant Subsidiaries. To accomplish these objectives, AEPSC, on behalf of the Registrant Subsidiaries, primarily employs risk management contracts including physical and financial forward purchase-and-sale contracts and, to a lesser extent, OTC swaps and options. Not all risk management contracts meet the definition of a derivative under the accounting guidance for “Derivatives and Hedging.” Derivative risk management contracts elected normal under the normal purchases and normal sales scope exception are not subject to the requirements of this accounting guidance.

AEPSC, on behalf of the Registrant Subsidiaries, enters into power, coal, natural gas, interest rate and, to a lesser degree, heating oil and gasoline, emission allowance and other commodity contracts to manage the risk associated with the energy business. AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative contracts in order to manage the interest rate exposure associated with the Registrant Subsidiaries' commodity portfolio. For disclosure purposes, such risks are grouped as “Commodity,” as these risks are related to energy risk management activities. AEPSC, on behalf of the Registrant Subsidiaries, also engages in risk management of interest rate risk associated with debt financing and foreign currency risk associated with future purchase obligations denominated in foreign currencies. For disclosure purposes, these risks are grouped as “Interest Rate and Foreign Currency.” The amount of risk taken is determined by the Commercial Operations and Finance groups in accordance with established risk management policies as approved by the Finance Committee of AEP's Board of Directors.

Fair Value Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative transactions as part of an overall strategy to manage the mix of fixed-rate and floating-rate debt. Certain interest rate derivative transactions effectively modify an exposure to interest rate risk by converting a portion of fixed-rate debt to a floating rate. Provided specific criteria are met, these interest rate derivatives are designated as fair value hedges.

Cash Flow Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into and designates as cash flow hedges certain derivative transactions for the purchase and sale of power, coal, natural gas and heating oil and gasoline (“Commodity”) in order to manage the variable price risk related to the forecasted purchase and sale of these commodities. Management monitors the potential impacts of commodity price changes and, where appropriate, enters into derivative transactions to protect profit margins for a portion of future electricity sales and fuel or energy purchases. The Registrant Subsidiaries do not hedge all commodity price risk.

The Registrant Subsidiaries' vehicle fleet is exposed to gasoline and diesel fuel price volatility. AEPSC, on behalf of the Registrant Subsidiaries, enters into financial heating oil and gasoline derivative contracts in order to mitigate price risk of future fuel purchases. For disclosure purposes, these contracts are included with other hedging activities as “Commodity.” The Registrant Subsidiaries do not hedge all fuel price risk.

AEPSC, on behalf of the Registrant Subsidiaries, enters into a variety of interest rate derivative transactions in order to manage interest rate risk exposure. Some interest rate derivative transactions effectively modify exposure to interest rate risk by converting a portion of floating-rate debt to a fixed rate. AEPSC, on behalf of the Registrant Subsidiaries, also enters into interest rate derivative contracts to manage interest rate exposure related to future borrowings of fixed-rate debt. The forecasted fixed-rate debt offerings have a high probability of occurrence as the proceeds will be used to fund existing debt maturities and projected capital expenditures. The Registrant Subsidiaries do not hedge all interest rate exposure.

At times, the Registrant Subsidiaries are exposed to foreign currency exchange rate risks primarily when some fixed assets are purchased from foreign suppliers. In accordance with AEP's risk management policy, AEPSC, on behalf of the Registrant Subsidiaries, may enter into foreign currency derivative transactions to protect against the risk of increased cash outflows resulting from a foreign currency's appreciation against the dollar. The Registrant Subsidiaries do not hedge all foreign currency exposure.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND THE IMPACT ON THE FINANCIAL STATEMENTS

The accounting guidance for “Derivatives and Hedging” requires recognition of all qualifying derivative instruments as either assets or liabilities on the balance sheet at fair value. The fair values of derivative instruments accounted for using MTM accounting or hedge accounting are based on exchange prices and broker quotes. If a quoted market price is not available, the estimate of fair value is based on the best information available including valuation models that estimate future energy prices based on existing market and broker quotes, supply and demand market data and assumptions. In order to determine the relevant fair values of the derivative instruments, the Registrant Subsidiaries also apply valuation adjustments for discounting, liquidity and credit quality.

Credit risk is the risk that a counterparty will fail to perform on the contract or fail to pay amounts due. Liquidity risk represents the risk that imperfections in the market will cause the price to vary from estimated fair value based upon prevailing market supply and demand conditions. Since energy markets are imperfect and volatile, there are inherent risks related to the underlying assumptions in models used to fair value risk management contracts. Unforeseen events may cause reasonable price curves to differ from actual price curves throughout a contract's term and at the time a contract settles. Consequently, there could be significant adverse or favorable effects on future net income and cash flows if market prices are not consistent with management's estimates of current market consensus for forward prices in the current period. This is particularly true for longer term contracts. Cash flows may vary based on market conditions, margin requirements and the timing of settlement of risk management contracts.

According to the accounting guidance for “Derivatives and Hedging,” the Registrant Subsidiaries reflect the fair values of derivative instruments subject to netting agreements with the same counterparty net of related cash collateral. For certain risk management contracts, the Registrant Subsidiaries are required to post or receive cash collateral based on third party contractual agreements and risk profiles.

Certain qualifying derivative instruments have been designated as normal purchase or normal sale contracts, as provided in the accounting guidance for “Derivatives and Hedging.” Derivative contracts that have been designated as normal purchases or normal sales under that accounting guidance are not subject to MTM accounting treatment and are recognized on the statements of income on an accrual basis.

The accounting for the changes in the fair value of a derivative instrument depends on whether it qualifies for and has been designated as part of a hedging relationship and further, on the type of hedging relationship. Depending on the exposure, management designates a hedging instrument as a fair value hedge or a cash flow hedge.

For contracts that have not been designated as part of a hedging relationship, the accounting for changes in fair value depends on whether the derivative instrument is held for trading purposes. Unrealized and realized gains and losses on derivative instruments held for trading purposes are included in revenues on a net basis on the statements of income. Unrealized and realized gains and losses on derivative instruments not held for trading purposes are included in revenues or expenses on the statements of income depending on the relevant facts and circumstances. However, unrealized and some realized gains and losses in regulated jurisdictions (APCo, I&M, PSO and SWEPCo) for both trading and non-trading derivative instruments are recorded as regulatory assets (for losses) or regulatory liabilities (for gains) in accordance with the accounting guidance for “Regulated Operations.”

Accounting for Fair Value Hedging Strategies

For fair value hedges (i.e. hedging the exposure to changes in the fair value of an asset, liability or an identified portion thereof attributable to a particular risk), the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item associated with the hedged risk impacts Net Income during the period of change.

The Registrant Subsidiaries record realized and unrealized gains or losses on interest rate swaps that qualify for fair value hedge accounting treatment and any offsetting changes in the fair value of the debt being hedged in Interest Expense on the statements of income.

Accounting for Cash Flow Hedging Strategies

For cash flow hedges (i.e. hedging the exposure to variability in expected future cash flows attributable to a particular risk), the Registrant Subsidiaries initially report the effective portion of the gain or loss on the derivative instrument as a component of Accumulated Other Comprehensive Income (Loss) on the balance sheets until the period the hedged item affects Net Income. The Registrant Subsidiaries recognize any hedge ineffectiveness in Net Income immediately during the period of change, except in regulated jurisdictions where hedge ineffectiveness is recorded as a regulatory asset (for losses) or a regulatory liability (for gains).

Realized gains and losses on derivative contracts for the purchase and sale of power, coal and natural gas designated as cash flow hedges are included in Revenues, Fuel and Other Consumables Used for Electric Generation or Purchased Electricity for Resale on the statements of income or in Regulatory Assets or Regulatory Liabilities on the balance sheets, depending on the specific nature of the risk being hedged.

The Registrant Subsidiaries reclassify gains and losses on heating oil and gasoline derivative contracts designated as cash flow hedges from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Other Operation expense, Maintenance expense or Depreciation and Amortization expense, as it relates to capital projects, on the statements of income.

The Registrant Subsidiaries reclassify gains and losses on interest rate derivative hedges related to debt financings from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Interest Expense on the statements of income in those periods in which hedged interest payments occur.

The accumulated gains or losses related to foreign currency hedges are reclassified from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Depreciation and Amortization expense on the statements of income over the depreciable lives of the fixed assets designated as the hedged items in qualifying foreign currency hedging relationships.

Credit Risk

AEPSC, on behalf of the Registrant Subsidiaries, limits credit risk in their wholesale marketing and trading activities by assessing the creditworthiness of potential counterparties before entering into transactions with them and continuing to evaluate their creditworthiness on an ongoing basis. AEPSC, on behalf of the Registrant Subsidiaries, uses Moody's, Standard and Poor's and current market-based qualitative and quantitative data as well as financial statements to assess the financial health of counterparties on an ongoing basis.

AEPSC, on behalf of the Registrant Subsidiaries, uses standardized master agreements which may include collateral requirements. These master agreements facilitate the netting of cash flows associated with a single counterparty. Cash, letters of credit and parental/affiliate guarantees may be obtained as security from counterparties in order to mitigate credit risk. The collateral agreements require a counterparty to post cash or letters of credit in the event an exposure exceeds the established threshold. The threshold represents an unsecured credit limit which may be supported by a parental/affiliate guaranty, as determined in accordance with AEP's credit policy. In addition, collateral agreements allow for termination and liquidation of all positions in the event of a failure or inability to post collateral.

Collateral Triggering Events

Under the tariffs of the RTOs and Independent System Operators (ISOs) and a limited number of derivative and non-derivative contracts primarily related to competitive retail auction loads, the Registrant Subsidiaries are obligated to post an additional amount of collateral if certain credit ratings decline below investment grade. The amount of collateral required fluctuates based on market prices and total exposure. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these collateral triggering items in contracts. The Registrant Subsidiaries have not experienced a downgrade below investment grade.

In addition, a majority of the Registrant Subsidiaries' non-exchange traded commodity contracts contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding payable. These cross-default provisions could be triggered if there was a non-performance event by Parent or the obligor under outstanding debt or a third party obligation in excess of $50 million. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these cross-default provisions in the contracts.

Indiana Michigan Power Co [Member]
Derivatives and Hedging

OBJECTIVES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS

The Registrant Subsidiaries are exposed to certain market risks as major power producers and marketers of wholesale electricity, coal and emission allowances. These risks include commodity price risk, interest rate risk, credit risk and, to a lesser extent, foreign currency exchange risk. These risks represent the risk of loss that may impact the Registrant Subsidiaries due to changes in the underlying market prices or rates. AEPSC, on behalf of the Registrant Subsidiaries, manages these risks using derivative instruments.

STRATEGIES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS TO ACHIEVE OBJECTIVES

Risk Management Strategies

The strategy surrounding the use of derivative instruments primarily focuses on managing risk exposures, future cash flows and creating value utilizing both economic and formal hedging strategies. The risk management strategies also include the use of derivative instruments for trading purposes, focusing on seizing market opportunities to create value driven by expected changes in the market prices of the commodities in which AEPSC transacts on behalf of the Registrant Subsidiaries. To accomplish these objectives, AEPSC, on behalf of the Registrant Subsidiaries, primarily employs risk management contracts including physical and financial forward purchase-and-sale contracts and, to a lesser extent, OTC swaps and options. Not all risk management contracts meet the definition of a derivative under the accounting guidance for “Derivatives and Hedging.” Derivative risk management contracts elected normal under the normal purchases and normal sales scope exception are not subject to the requirements of this accounting guidance.

AEPSC, on behalf of the Registrant Subsidiaries, enters into power, coal, natural gas, interest rate and, to a lesser degree, heating oil and gasoline, emission allowance and other commodity contracts to manage the risk associated with the energy business. AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative contracts in order to manage the interest rate exposure associated with the Registrant Subsidiaries' commodity portfolio. For disclosure purposes, such risks are grouped as “Commodity,” as these risks are related to energy risk management activities. AEPSC, on behalf of the Registrant Subsidiaries, also engages in risk management of interest rate risk associated with debt financing and foreign currency risk associated with future purchase obligations denominated in foreign currencies. For disclosure purposes, these risks are grouped as “Interest Rate and Foreign Currency.” The amount of risk taken is determined by the Commercial Operations and Finance groups in accordance with established risk management policies as approved by the Finance Committee of AEP's Board of Directors.

Fair Value Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative transactions as part of an overall strategy to manage the mix of fixed-rate and floating-rate debt. Certain interest rate derivative transactions effectively modify an exposure to interest rate risk by converting a portion of fixed-rate debt to a floating rate. Provided specific criteria are met, these interest rate derivatives are designated as fair value hedges.

Cash Flow Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into and designates as cash flow hedges certain derivative transactions for the purchase and sale of power, coal, natural gas and heating oil and gasoline (“Commodity”) in order to manage the variable price risk related to the forecasted purchase and sale of these commodities. Management monitors the potential impacts of commodity price changes and, where appropriate, enters into derivative transactions to protect profit margins for a portion of future electricity sales and fuel or energy purchases. The Registrant Subsidiaries do not hedge all commodity price risk.

The Registrant Subsidiaries' vehicle fleet is exposed to gasoline and diesel fuel price volatility. AEPSC, on behalf of the Registrant Subsidiaries, enters into financial heating oil and gasoline derivative contracts in order to mitigate price risk of future fuel purchases. For disclosure purposes, these contracts are included with other hedging activities as “Commodity.” The Registrant Subsidiaries do not hedge all fuel price risk.

AEPSC, on behalf of the Registrant Subsidiaries, enters into a variety of interest rate derivative transactions in order to manage interest rate risk exposure. Some interest rate derivative transactions effectively modify exposure to interest rate risk by converting a portion of floating-rate debt to a fixed rate. AEPSC, on behalf of the Registrant Subsidiaries, also enters into interest rate derivative contracts to manage interest rate exposure related to future borrowings of fixed-rate debt. The forecasted fixed-rate debt offerings have a high probability of occurrence as the proceeds will be used to fund existing debt maturities and projected capital expenditures. The Registrant Subsidiaries do not hedge all interest rate exposure.

At times, the Registrant Subsidiaries are exposed to foreign currency exchange rate risks primarily when some fixed assets are purchased from foreign suppliers. In accordance with AEP's risk management policy, AEPSC, on behalf of the Registrant Subsidiaries, may enter into foreign currency derivative transactions to protect against the risk of increased cash outflows resulting from a foreign currency's appreciation against the dollar. The Registrant Subsidiaries do not hedge all foreign currency exposure.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND THE IMPACT ON THE FINANCIAL STATEMENTS

The accounting guidance for “Derivatives and Hedging” requires recognition of all qualifying derivative instruments as either assets or liabilities on the balance sheet at fair value. The fair values of derivative instruments accounted for using MTM accounting or hedge accounting are based on exchange prices and broker quotes. If a quoted market price is not available, the estimate of fair value is based on the best information available including valuation models that estimate future energy prices based on existing market and broker quotes, supply and demand market data and assumptions. In order to determine the relevant fair values of the derivative instruments, the Registrant Subsidiaries also apply valuation adjustments for discounting, liquidity and credit quality.

Credit risk is the risk that a counterparty will fail to perform on the contract or fail to pay amounts due. Liquidity risk represents the risk that imperfections in the market will cause the price to vary from estimated fair value based upon prevailing market supply and demand conditions. Since energy markets are imperfect and volatile, there are inherent risks related to the underlying assumptions in models used to fair value risk management contracts. Unforeseen events may cause reasonable price curves to differ from actual price curves throughout a contract's term and at the time a contract settles. Consequently, there could be significant adverse or favorable effects on future net income and cash flows if market prices are not consistent with management's estimates of current market consensus for forward prices in the current period. This is particularly true for longer term contracts. Cash flows may vary based on market conditions, margin requirements and the timing of settlement of risk management contracts.

According to the accounting guidance for “Derivatives and Hedging,” the Registrant Subsidiaries reflect the fair values of derivative instruments subject to netting agreements with the same counterparty net of related cash collateral. For certain risk management contracts, the Registrant Subsidiaries are required to post or receive cash collateral based on third party contractual agreements and risk profiles.

Certain qualifying derivative instruments have been designated as normal purchase or normal sale contracts, as provided in the accounting guidance for “Derivatives and Hedging.” Derivative contracts that have been designated as normal purchases or normal sales under that accounting guidance are not subject to MTM accounting treatment and are recognized on the statements of income on an accrual basis.

The accounting for the changes in the fair value of a derivative instrument depends on whether it qualifies for and has been designated as part of a hedging relationship and further, on the type of hedging relationship. Depending on the exposure, management designates a hedging instrument as a fair value hedge or a cash flow hedge.

For contracts that have not been designated as part of a hedging relationship, the accounting for changes in fair value depends on whether the derivative instrument is held for trading purposes. Unrealized and realized gains and losses on derivative instruments held for trading purposes are included in revenues on a net basis on the statements of income. Unrealized and realized gains and losses on derivative instruments not held for trading purposes are included in revenues or expenses on the statements of income depending on the relevant facts and circumstances. However, unrealized and some realized gains and losses in regulated jurisdictions (APCo, I&M, PSO and SWEPCo) for both trading and non-trading derivative instruments are recorded as regulatory assets (for losses) or regulatory liabilities (for gains) in accordance with the accounting guidance for “Regulated Operations.”

Accounting for Fair Value Hedging Strategies

For fair value hedges (i.e. hedging the exposure to changes in the fair value of an asset, liability or an identified portion thereof attributable to a particular risk), the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item associated with the hedged risk impacts Net Income during the period of change.

The Registrant Subsidiaries record realized and unrealized gains or losses on interest rate swaps that qualify for fair value hedge accounting treatment and any offsetting changes in the fair value of the debt being hedged in Interest Expense on the statements of income.

Accounting for Cash Flow Hedging Strategies

For cash flow hedges (i.e. hedging the exposure to variability in expected future cash flows attributable to a particular risk), the Registrant Subsidiaries initially report the effective portion of the gain or loss on the derivative instrument as a component of Accumulated Other Comprehensive Income (Loss) on the balance sheets until the period the hedged item affects Net Income. The Registrant Subsidiaries recognize any hedge ineffectiveness in Net Income immediately during the period of change, except in regulated jurisdictions where hedge ineffectiveness is recorded as a regulatory asset (for losses) or a regulatory liability (for gains).

Realized gains and losses on derivative contracts for the purchase and sale of power, coal and natural gas designated as cash flow hedges are included in Revenues, Fuel and Other Consumables Used for Electric Generation or Purchased Electricity for Resale on the statements of income or in Regulatory Assets or Regulatory Liabilities on the balance sheets, depending on the specific nature of the risk being hedged.

The Registrant Subsidiaries reclassify gains and losses on heating oil and gasoline derivative contracts designated as cash flow hedges from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Other Operation expense, Maintenance expense or Depreciation and Amortization expense, as it relates to capital projects, on the statements of income.

The Registrant Subsidiaries reclassify gains and losses on interest rate derivative hedges related to debt financings from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Interest Expense on the statements of income in those periods in which hedged interest payments occur.

The accumulated gains or losses related to foreign currency hedges are reclassified from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Depreciation and Amortization expense on the statements of income over the depreciable lives of the fixed assets designated as the hedged items in qualifying foreign currency hedging relationships.

Credit Risk

AEPSC, on behalf of the Registrant Subsidiaries, limits credit risk in their wholesale marketing and trading activities by assessing the creditworthiness of potential counterparties before entering into transactions with them and continuing to evaluate their creditworthiness on an ongoing basis. AEPSC, on behalf of the Registrant Subsidiaries, uses Moody's, Standard and Poor's and current market-based qualitative and quantitative data as well as financial statements to assess the financial health of counterparties on an ongoing basis.

AEPSC, on behalf of the Registrant Subsidiaries, uses standardized master agreements which may include collateral requirements. These master agreements facilitate the netting of cash flows associated with a single counterparty. Cash, letters of credit and parental/affiliate guarantees may be obtained as security from counterparties in order to mitigate credit risk. The collateral agreements require a counterparty to post cash or letters of credit in the event an exposure exceeds the established threshold. The threshold represents an unsecured credit limit which may be supported by a parental/affiliate guaranty, as determined in accordance with AEP's credit policy. In addition, collateral agreements allow for termination and liquidation of all positions in the event of a failure or inability to post collateral.

Collateral Triggering Events

Under the tariffs of the RTOs and Independent System Operators (ISOs) and a limited number of derivative and non-derivative contracts primarily related to competitive retail auction loads, the Registrant Subsidiaries are obligated to post an additional amount of collateral if certain credit ratings decline below investment grade. The amount of collateral required fluctuates based on market prices and total exposure. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these collateral triggering items in contracts. The Registrant Subsidiaries have not experienced a downgrade below investment grade.

In addition, a majority of the Registrant Subsidiaries' non-exchange traded commodity contracts contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding payable. These cross-default provisions could be triggered if there was a non-performance event by Parent or the obligor under outstanding debt or a third party obligation in excess of $50 million. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these cross-default provisions in the contracts.

Ohio Power Co [Member]
Derivatives and Hedging

OBJECTIVES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS

The Registrant Subsidiaries are exposed to certain market risks as major power producers and marketers of wholesale electricity, coal and emission allowances. These risks include commodity price risk, interest rate risk, credit risk and, to a lesser extent, foreign currency exchange risk. These risks represent the risk of loss that may impact the Registrant Subsidiaries due to changes in the underlying market prices or rates. AEPSC, on behalf of the Registrant Subsidiaries, manages these risks using derivative instruments.

STRATEGIES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS TO ACHIEVE OBJECTIVES

Risk Management Strategies

The strategy surrounding the use of derivative instruments primarily focuses on managing risk exposures, future cash flows and creating value utilizing both economic and formal hedging strategies. The risk management strategies also include the use of derivative instruments for trading purposes, focusing on seizing market opportunities to create value driven by expected changes in the market prices of the commodities in which AEPSC transacts on behalf of the Registrant Subsidiaries. To accomplish these objectives, AEPSC, on behalf of the Registrant Subsidiaries, primarily employs risk management contracts including physical and financial forward purchase-and-sale contracts and, to a lesser extent, OTC swaps and options. Not all risk management contracts meet the definition of a derivative under the accounting guidance for “Derivatives and Hedging.” Derivative risk management contracts elected normal under the normal purchases and normal sales scope exception are not subject to the requirements of this accounting guidance.

AEPSC, on behalf of the Registrant Subsidiaries, enters into power, coal, natural gas, interest rate and, to a lesser degree, heating oil and gasoline, emission allowance and other commodity contracts to manage the risk associated with the energy business. AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative contracts in order to manage the interest rate exposure associated with the Registrant Subsidiaries' commodity portfolio. For disclosure purposes, such risks are grouped as “Commodity,” as these risks are related to energy risk management activities. AEPSC, on behalf of the Registrant Subsidiaries, also engages in risk management of interest rate risk associated with debt financing and foreign currency risk associated with future purchase obligations denominated in foreign currencies. For disclosure purposes, these risks are grouped as “Interest Rate and Foreign Currency.” The amount of risk taken is determined by the Commercial Operations and Finance groups in accordance with established risk management policies as approved by the Finance Committee of AEP's Board of Directors.

Fair Value Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative transactions as part of an overall strategy to manage the mix of fixed-rate and floating-rate debt. Certain interest rate derivative transactions effectively modify an exposure to interest rate risk by converting a portion of fixed-rate debt to a floating rate. Provided specific criteria are met, these interest rate derivatives are designated as fair value hedges.

Cash Flow Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into and designates as cash flow hedges certain derivative transactions for the purchase and sale of power, coal, natural gas and heating oil and gasoline (“Commodity”) in order to manage the variable price risk related to the forecasted purchase and sale of these commodities. Management monitors the potential impacts of commodity price changes and, where appropriate, enters into derivative transactions to protect profit margins for a portion of future electricity sales and fuel or energy purchases. The Registrant Subsidiaries do not hedge all commodity price risk.

The Registrant Subsidiaries' vehicle fleet is exposed to gasoline and diesel fuel price volatility. AEPSC, on behalf of the Registrant Subsidiaries, enters into financial heating oil and gasoline derivative contracts in order to mitigate price risk of future fuel purchases. For disclosure purposes, these contracts are included with other hedging activities as “Commodity.” The Registrant Subsidiaries do not hedge all fuel price risk.

AEPSC, on behalf of the Registrant Subsidiaries, enters into a variety of interest rate derivative transactions in order to manage interest rate risk exposure. Some interest rate derivative transactions effectively modify exposure to interest rate risk by converting a portion of floating-rate debt to a fixed rate. AEPSC, on behalf of the Registrant Subsidiaries, also enters into interest rate derivative contracts to manage interest rate exposure related to future borrowings of fixed-rate debt. The forecasted fixed-rate debt offerings have a high probability of occurrence as the proceeds will be used to fund existing debt maturities and projected capital expenditures. The Registrant Subsidiaries do not hedge all interest rate exposure.

At times, the Registrant Subsidiaries are exposed to foreign currency exchange rate risks primarily when some fixed assets are purchased from foreign suppliers. In accordance with AEP's risk management policy, AEPSC, on behalf of the Registrant Subsidiaries, may enter into foreign currency derivative transactions to protect against the risk of increased cash outflows resulting from a foreign currency's appreciation against the dollar. The Registrant Subsidiaries do not hedge all foreign currency exposure.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND THE IMPACT ON THE FINANCIAL STATEMENTS

The accounting guidance for “Derivatives and Hedging” requires recognition of all qualifying derivative instruments as either assets or liabilities on the balance sheet at fair value. The fair values of derivative instruments accounted for using MTM accounting or hedge accounting are based on exchange prices and broker quotes. If a quoted market price is not available, the estimate of fair value is based on the best information available including valuation models that estimate future energy prices based on existing market and broker quotes, supply and demand market data and assumptions. In order to determine the relevant fair values of the derivative instruments, the Registrant Subsidiaries also apply valuation adjustments for discounting, liquidity and credit quality.

Credit risk is the risk that a counterparty will fail to perform on the contract or fail to pay amounts due. Liquidity risk represents the risk that imperfections in the market will cause the price to vary from estimated fair value based upon prevailing market supply and demand conditions. Since energy markets are imperfect and volatile, there are inherent risks related to the underlying assumptions in models used to fair value risk management contracts. Unforeseen events may cause reasonable price curves to differ from actual price curves throughout a contract's term and at the time a contract settles. Consequently, there could be significant adverse or favorable effects on future net income and cash flows if market prices are not consistent with management's estimates of current market consensus for forward prices in the current period. This is particularly true for longer term contracts. Cash flows may vary based on market conditions, margin requirements and the timing of settlement of risk management contracts.

According to the accounting guidance for “Derivatives and Hedging,” the Registrant Subsidiaries reflect the fair values of derivative instruments subject to netting agreements with the same counterparty net of related cash collateral. For certain risk management contracts, the Registrant Subsidiaries are required to post or receive cash collateral based on third party contractual agreements and risk profiles.

Certain qualifying derivative instruments have been designated as normal purchase or normal sale contracts, as provided in the accounting guidance for “Derivatives and Hedging.” Derivative contracts that have been designated as normal purchases or normal sales under that accounting guidance are not subject to MTM accounting treatment and are recognized on the statements of income on an accrual basis.

The accounting for the changes in the fair value of a derivative instrument depends on whether it qualifies for and has been designated as part of a hedging relationship and further, on the type of hedging relationship. Depending on the exposure, management designates a hedging instrument as a fair value hedge or a cash flow hedge.

For contracts that have not been designated as part of a hedging relationship, the accounting for changes in fair value depends on whether the derivative instrument is held for trading purposes. Unrealized and realized gains and losses on derivative instruments held for trading purposes are included in revenues on a net basis on the statements of income. Unrealized and realized gains and losses on derivative instruments not held for trading purposes are included in revenues or expenses on the statements of income depending on the relevant facts and circumstances. However, unrealized and some realized gains and losses in regulated jurisdictions (APCo, I&M, PSO and SWEPCo) for both trading and non-trading derivative instruments are recorded as regulatory assets (for losses) or regulatory liabilities (for gains) in accordance with the accounting guidance for “Regulated Operations.”

Accounting for Fair Value Hedging Strategies

For fair value hedges (i.e. hedging the exposure to changes in the fair value of an asset, liability or an identified portion thereof attributable to a particular risk), the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item associated with the hedged risk impacts Net Income during the period of change.

The Registrant Subsidiaries record realized and unrealized gains or losses on interest rate swaps that qualify for fair value hedge accounting treatment and any offsetting changes in the fair value of the debt being hedged in Interest Expense on the statements of income.

Accounting for Cash Flow Hedging Strategies

For cash flow hedges (i.e. hedging the exposure to variability in expected future cash flows attributable to a particular risk), the Registrant Subsidiaries initially report the effective portion of the gain or loss on the derivative instrument as a component of Accumulated Other Comprehensive Income (Loss) on the balance sheets until the period the hedged item affects Net Income. The Registrant Subsidiaries recognize any hedge ineffectiveness in Net Income immediately during the period of change, except in regulated jurisdictions where hedge ineffectiveness is recorded as a regulatory asset (for losses) or a regulatory liability (for gains).

Realized gains and losses on derivative contracts for the purchase and sale of power, coal and natural gas designated as cash flow hedges are included in Revenues, Fuel and Other Consumables Used for Electric Generation or Purchased Electricity for Resale on the statements of income or in Regulatory Assets or Regulatory Liabilities on the balance sheets, depending on the specific nature of the risk being hedged.

The Registrant Subsidiaries reclassify gains and losses on heating oil and gasoline derivative contracts designated as cash flow hedges from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Other Operation expense, Maintenance expense or Depreciation and Amortization expense, as it relates to capital projects, on the statements of income.

The Registrant Subsidiaries reclassify gains and losses on interest rate derivative hedges related to debt financings from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Interest Expense on the statements of income in those periods in which hedged interest payments occur.

The accumulated gains or losses related to foreign currency hedges are reclassified from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Depreciation and Amortization expense on the statements of income over the depreciable lives of the fixed assets designated as the hedged items in qualifying foreign currency hedging relationships.

Credit Risk

AEPSC, on behalf of the Registrant Subsidiaries, limits credit risk in their wholesale marketing and trading activities by assessing the creditworthiness of potential counterparties before entering into transactions with them and continuing to evaluate their creditworthiness on an ongoing basis. AEPSC, on behalf of the Registrant Subsidiaries, uses Moody's, Standard and Poor's and current market-based qualitative and quantitative data as well as financial statements to assess the financial health of counterparties on an ongoing basis.

AEPSC, on behalf of the Registrant Subsidiaries, uses standardized master agreements which may include collateral requirements. These master agreements facilitate the netting of cash flows associated with a single counterparty. Cash, letters of credit and parental/affiliate guarantees may be obtained as security from counterparties in order to mitigate credit risk. The collateral agreements require a counterparty to post cash or letters of credit in the event an exposure exceeds the established threshold. The threshold represents an unsecured credit limit which may be supported by a parental/affiliate guaranty, as determined in accordance with AEP's credit policy. In addition, collateral agreements allow for termination and liquidation of all positions in the event of a failure or inability to post collateral.

Collateral Triggering Events

Under the tariffs of the RTOs and Independent System Operators (ISOs) and a limited number of derivative and non-derivative contracts primarily related to competitive retail auction loads, the Registrant Subsidiaries are obligated to post an additional amount of collateral if certain credit ratings decline below investment grade. The amount of collateral required fluctuates based on market prices and total exposure. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these collateral triggering items in contracts. The Registrant Subsidiaries have not experienced a downgrade below investment grade.

In addition, a majority of the Registrant Subsidiaries' non-exchange traded commodity contracts contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding payable. These cross-default provisions could be triggered if there was a non-performance event by Parent or the obligor under outstanding debt or a third party obligation in excess of $50 million. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these cross-default provisions in the contracts.

Public Service Co of Oklahoma [Member]
Derivatives and Hedging

OBJECTIVES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS

The Registrant Subsidiaries are exposed to certain market risks as major power producers and marketers of wholesale electricity, coal and emission allowances. These risks include commodity price risk, interest rate risk, credit risk and, to a lesser extent, foreign currency exchange risk. These risks represent the risk of loss that may impact the Registrant Subsidiaries due to changes in the underlying market prices or rates. AEPSC, on behalf of the Registrant Subsidiaries, manages these risks using derivative instruments.

STRATEGIES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS TO ACHIEVE OBJECTIVES

Risk Management Strategies

The strategy surrounding the use of derivative instruments primarily focuses on managing risk exposures, future cash flows and creating value utilizing both economic and formal hedging strategies. The risk management strategies also include the use of derivative instruments for trading purposes, focusing on seizing market opportunities to create value driven by expected changes in the market prices of the commodities in which AEPSC transacts on behalf of the Registrant Subsidiaries. To accomplish these objectives, AEPSC, on behalf of the Registrant Subsidiaries, primarily employs risk management contracts including physical and financial forward purchase-and-sale contracts and, to a lesser extent, OTC swaps and options. Not all risk management contracts meet the definition of a derivative under the accounting guidance for “Derivatives and Hedging.” Derivative risk management contracts elected normal under the normal purchases and normal sales scope exception are not subject to the requirements of this accounting guidance.

AEPSC, on behalf of the Registrant Subsidiaries, enters into power, coal, natural gas, interest rate and, to a lesser degree, heating oil and gasoline, emission allowance and other commodity contracts to manage the risk associated with the energy business. AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative contracts in order to manage the interest rate exposure associated with the Registrant Subsidiaries' commodity portfolio. For disclosure purposes, such risks are grouped as “Commodity,” as these risks are related to energy risk management activities. AEPSC, on behalf of the Registrant Subsidiaries, also engages in risk management of interest rate risk associated with debt financing and foreign currency risk associated with future purchase obligations denominated in foreign currencies. For disclosure purposes, these risks are grouped as “Interest Rate and Foreign Currency.” The amount of risk taken is determined by the Commercial Operations and Finance groups in accordance with established risk management policies as approved by the Finance Committee of AEP's Board of Directors.

Fair Value Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative transactions as part of an overall strategy to manage the mix of fixed-rate and floating-rate debt. Certain interest rate derivative transactions effectively modify an exposure to interest rate risk by converting a portion of fixed-rate debt to a floating rate. Provided specific criteria are met, these interest rate derivatives are designated as fair value hedges.

Cash Flow Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into and designates as cash flow hedges certain derivative transactions for the purchase and sale of power, coal, natural gas and heating oil and gasoline (“Commodity”) in order to manage the variable price risk related to the forecasted purchase and sale of these commodities. Management monitors the potential impacts of commodity price changes and, where appropriate, enters into derivative transactions to protect profit margins for a portion of future electricity sales and fuel or energy purchases. The Registrant Subsidiaries do not hedge all commodity price risk.

The Registrant Subsidiaries' vehicle fleet is exposed to gasoline and diesel fuel price volatility. AEPSC, on behalf of the Registrant Subsidiaries, enters into financial heating oil and gasoline derivative contracts in order to mitigate price risk of future fuel purchases. For disclosure purposes, these contracts are included with other hedging activities as “Commodity.” The Registrant Subsidiaries do not hedge all fuel price risk.

AEPSC, on behalf of the Registrant Subsidiaries, enters into a variety of interest rate derivative transactions in order to manage interest rate risk exposure. Some interest rate derivative transactions effectively modify exposure to interest rate risk by converting a portion of floating-rate debt to a fixed rate. AEPSC, on behalf of the Registrant Subsidiaries, also enters into interest rate derivative contracts to manage interest rate exposure related to future borrowings of fixed-rate debt. The forecasted fixed-rate debt offerings have a high probability of occurrence as the proceeds will be used to fund existing debt maturities and projected capital expenditures. The Registrant Subsidiaries do not hedge all interest rate exposure.

At times, the Registrant Subsidiaries are exposed to foreign currency exchange rate risks primarily when some fixed assets are purchased from foreign suppliers. In accordance with AEP's risk management policy, AEPSC, on behalf of the Registrant Subsidiaries, may enter into foreign currency derivative transactions to protect against the risk of increased cash outflows resulting from a foreign currency's appreciation against the dollar. The Registrant Subsidiaries do not hedge all foreign currency exposure.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND THE IMPACT ON THE FINANCIAL STATEMENTS

The accounting guidance for “Derivatives and Hedging” requires recognition of all qualifying derivative instruments as either assets or liabilities on the balance sheet at fair value. The fair values of derivative instruments accounted for using MTM accounting or hedge accounting are based on exchange prices and broker quotes. If a quoted market price is not available, the estimate of fair value is based on the best information available including valuation models that estimate future energy prices based on existing market and broker quotes, supply and demand market data and assumptions. In order to determine the relevant fair values of the derivative instruments, the Registrant Subsidiaries also apply valuation adjustments for discounting, liquidity and credit quality.

Credit risk is the risk that a counterparty will fail to perform on the contract or fail to pay amounts due. Liquidity risk represents the risk that imperfections in the market will cause the price to vary from estimated fair value based upon prevailing market supply and demand conditions. Since energy markets are imperfect and volatile, there are inherent risks related to the underlying assumptions in models used to fair value risk management contracts. Unforeseen events may cause reasonable price curves to differ from actual price curves throughout a contract's term and at the time a contract settles. Consequently, there could be significant adverse or favorable effects on future net income and cash flows if market prices are not consistent with management's estimates of current market consensus for forward prices in the current period. This is particularly true for longer term contracts. Cash flows may vary based on market conditions, margin requirements and the timing of settlement of risk management contracts.

According to the accounting guidance for “Derivatives and Hedging,” the Registrant Subsidiaries reflect the fair values of derivative instruments subject to netting agreements with the same counterparty net of related cash collateral. For certain risk management contracts, the Registrant Subsidiaries are required to post or receive cash collateral based on third party contractual agreements and risk profiles.

Certain qualifying derivative instruments have been designated as normal purchase or normal sale contracts, as provided in the accounting guidance for “Derivatives and Hedging.” Derivative contracts that have been designated as normal purchases or normal sales under that accounting guidance are not subject to MTM accounting treatment and are recognized on the statements of income on an accrual basis.

The accounting for the changes in the fair value of a derivative instrument depends on whether it qualifies for and has been designated as part of a hedging relationship and further, on the type of hedging relationship. Depending on the exposure, management designates a hedging instrument as a fair value hedge or a cash flow hedge.

For contracts that have not been designated as part of a hedging relationship, the accounting for changes in fair value depends on whether the derivative instrument is held for trading purposes. Unrealized and realized gains and losses on derivative instruments held for trading purposes are included in revenues on a net basis on the statements of income. Unrealized and realized gains and losses on derivative instruments not held for trading purposes are included in revenues or expenses on the statements of income depending on the relevant facts and circumstances. However, unrealized and some realized gains and losses in regulated jurisdictions (APCo, I&M, PSO and SWEPCo) for both trading and non-trading derivative instruments are recorded as regulatory assets (for losses) or regulatory liabilities (for gains) in accordance with the accounting guidance for “Regulated Operations.”

Accounting for Fair Value Hedging Strategies

For fair value hedges (i.e. hedging the exposure to changes in the fair value of an asset, liability or an identified portion thereof attributable to a particular risk), the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item associated with the hedged risk impacts Net Income during the period of change.

The Registrant Subsidiaries record realized and unrealized gains or losses on interest rate swaps that qualify for fair value hedge accounting treatment and any offsetting changes in the fair value of the debt being hedged in Interest Expense on the statements of income.

Accounting for Cash Flow Hedging Strategies

For cash flow hedges (i.e. hedging the exposure to variability in expected future cash flows attributable to a particular risk), the Registrant Subsidiaries initially report the effective portion of the gain or loss on the derivative instrument as a component of Accumulated Other Comprehensive Income (Loss) on the balance sheets until the period the hedged item affects Net Income. The Registrant Subsidiaries recognize any hedge ineffectiveness in Net Income immediately during the period of change, except in regulated jurisdictions where hedge ineffectiveness is recorded as a regulatory asset (for losses) or a regulatory liability (for gains).

Realized gains and losses on derivative contracts for the purchase and sale of power, coal and natural gas designated as cash flow hedges are included in Revenues, Fuel and Other Consumables Used for Electric Generation or Purchased Electricity for Resale on the statements of income or in Regulatory Assets or Regulatory Liabilities on the balance sheets, depending on the specific nature of the risk being hedged.

The Registrant Subsidiaries reclassify gains and losses on heating oil and gasoline derivative contracts designated as cash flow hedges from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Other Operation expense, Maintenance expense or Depreciation and Amortization expense, as it relates to capital projects, on the statements of income.

The Registrant Subsidiaries reclassify gains and losses on interest rate derivative hedges related to debt financings from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Interest Expense on the statements of income in those periods in which hedged interest payments occur.

The accumulated gains or losses related to foreign currency hedges are reclassified from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Depreciation and Amortization expense on the statements of income over the depreciable lives of the fixed assets designated as the hedged items in qualifying foreign currency hedging relationships.

Credit Risk

AEPSC, on behalf of the Registrant Subsidiaries, limits credit risk in their wholesale marketing and trading activities by assessing the creditworthiness of potential counterparties before entering into transactions with them and continuing to evaluate their creditworthiness on an ongoing basis. AEPSC, on behalf of the Registrant Subsidiaries, uses Moody's, Standard and Poor's and current market-based qualitative and quantitative data as well as financial statements to assess the financial health of counterparties on an ongoing basis.

AEPSC, on behalf of the Registrant Subsidiaries, uses standardized master agreements which may include collateral requirements. These master agreements facilitate the netting of cash flows associated with a single counterparty. Cash, letters of credit and parental/affiliate guarantees may be obtained as security from counterparties in order to mitigate credit risk. The collateral agreements require a counterparty to post cash or letters of credit in the event an exposure exceeds the established threshold. The threshold represents an unsecured credit limit which may be supported by a parental/affiliate guaranty, as determined in accordance with AEP's credit policy. In addition, collateral agreements allow for termination and liquidation of all positions in the event of a failure or inability to post collateral.

Collateral Triggering Events

Under the tariffs of the RTOs and Independent System Operators (ISOs) and a limited number of derivative and non-derivative contracts primarily related to competitive retail auction loads, the Registrant Subsidiaries are obligated to post an additional amount of collateral if certain credit ratings decline below investment grade. The amount of collateral required fluctuates based on market prices and total exposure. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these collateral triggering items in contracts. The Registrant Subsidiaries have not experienced a downgrade below investment grade.

In addition, a majority of the Registrant Subsidiaries' non-exchange traded commodity contracts contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding payable. These cross-default provisions could be triggered if there was a non-performance event by Parent or the obligor under outstanding debt or a third party obligation in excess of $50 million. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these cross-default provisions in the contracts.

Southwestern Electric Power Co [Member]
Derivatives and Hedging

OBJECTIVES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS

The Registrant Subsidiaries are exposed to certain market risks as major power producers and marketers of wholesale electricity, coal and emission allowances. These risks include commodity price risk, interest rate risk, credit risk and, to a lesser extent, foreign currency exchange risk. These risks represent the risk of loss that may impact the Registrant Subsidiaries due to changes in the underlying market prices or rates. AEPSC, on behalf of the Registrant Subsidiaries, manages these risks using derivative instruments.

STRATEGIES FOR UTILIZATION OF DERIVATIVE INSTRUMENTS TO ACHIEVE OBJECTIVES

Risk Management Strategies

The strategy surrounding the use of derivative instruments primarily focuses on managing risk exposures, future cash flows and creating value utilizing both economic and formal hedging strategies. The risk management strategies also include the use of derivative instruments for trading purposes, focusing on seizing market opportunities to create value driven by expected changes in the market prices of the commodities in which AEPSC transacts on behalf of the Registrant Subsidiaries. To accomplish these objectives, AEPSC, on behalf of the Registrant Subsidiaries, primarily employs risk management contracts including physical and financial forward purchase-and-sale contracts and, to a lesser extent, OTC swaps and options. Not all risk management contracts meet the definition of a derivative under the accounting guidance for “Derivatives and Hedging.” Derivative risk management contracts elected normal under the normal purchases and normal sales scope exception are not subject to the requirements of this accounting guidance.

AEPSC, on behalf of the Registrant Subsidiaries, enters into power, coal, natural gas, interest rate and, to a lesser degree, heating oil and gasoline, emission allowance and other commodity contracts to manage the risk associated with the energy business. AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative contracts in order to manage the interest rate exposure associated with the Registrant Subsidiaries' commodity portfolio. For disclosure purposes, such risks are grouped as “Commodity,” as these risks are related to energy risk management activities. AEPSC, on behalf of the Registrant Subsidiaries, also engages in risk management of interest rate risk associated with debt financing and foreign currency risk associated with future purchase obligations denominated in foreign currencies. For disclosure purposes, these risks are grouped as “Interest Rate and Foreign Currency.” The amount of risk taken is determined by the Commercial Operations and Finance groups in accordance with established risk management policies as approved by the Finance Committee of AEP's Board of Directors.

Fair Value Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into interest rate derivative transactions as part of an overall strategy to manage the mix of fixed-rate and floating-rate debt. Certain interest rate derivative transactions effectively modify an exposure to interest rate risk by converting a portion of fixed-rate debt to a floating rate. Provided specific criteria are met, these interest rate derivatives are designated as fair value hedges.

Cash Flow Hedging Strategies

AEPSC, on behalf of the Registrant Subsidiaries, enters into and designates as cash flow hedges certain derivative transactions for the purchase and sale of power, coal, natural gas and heating oil and gasoline (“Commodity”) in order to manage the variable price risk related to the forecasted purchase and sale of these commodities. Management monitors the potential impacts of commodity price changes and, where appropriate, enters into derivative transactions to protect profit margins for a portion of future electricity sales and fuel or energy purchases. The Registrant Subsidiaries do not hedge all commodity price risk.

The Registrant Subsidiaries' vehicle fleet is exposed to gasoline and diesel fuel price volatility. AEPSC, on behalf of the Registrant Subsidiaries, enters into financial heating oil and gasoline derivative contracts in order to mitigate price risk of future fuel purchases. For disclosure purposes, these contracts are included with other hedging activities as “Commodity.” The Registrant Subsidiaries do not hedge all fuel price risk.

AEPSC, on behalf of the Registrant Subsidiaries, enters into a variety of interest rate derivative transactions in order to manage interest rate risk exposure. Some interest rate derivative transactions effectively modify exposure to interest rate risk by converting a portion of floating-rate debt to a fixed rate. AEPSC, on behalf of the Registrant Subsidiaries, also enters into interest rate derivative contracts to manage interest rate exposure related to future borrowings of fixed-rate debt. The forecasted fixed-rate debt offerings have a high probability of occurrence as the proceeds will be used to fund existing debt maturities and projected capital expenditures. The Registrant Subsidiaries do not hedge all interest rate exposure.

At times, the Registrant Subsidiaries are exposed to foreign currency exchange rate risks primarily when some fixed assets are purchased from foreign suppliers. In accordance with AEP's risk management policy, AEPSC, on behalf of the Registrant Subsidiaries, may enter into foreign currency derivative transactions to protect against the risk of increased cash outflows resulting from a foreign currency's appreciation against the dollar. The Registrant Subsidiaries do not hedge all foreign currency exposure.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND THE IMPACT ON THE FINANCIAL STATEMENTS

The accounting guidance for “Derivatives and Hedging” requires recognition of all qualifying derivative instruments as either assets or liabilities on the balance sheet at fair value. The fair values of derivative instruments accounted for using MTM accounting or hedge accounting are based on exchange prices and broker quotes. If a quoted market price is not available, the estimate of fair value is based on the best information available including valuation models that estimate future energy prices based on existing market and broker quotes, supply and demand market data and assumptions. In order to determine the relevant fair values of the derivative instruments, the Registrant Subsidiaries also apply valuation adjustments for discounting, liquidity and credit quality.

Credit risk is the risk that a counterparty will fail to perform on the contract or fail to pay amounts due. Liquidity risk represents the risk that imperfections in the market will cause the price to vary from estimated fair value based upon prevailing market supply and demand conditions. Since energy markets are imperfect and volatile, there are inherent risks related to the underlying assumptions in models used to fair value risk management contracts. Unforeseen events may cause reasonable price curves to differ from actual price curves throughout a contract's term and at the time a contract settles. Consequently, there could be significant adverse or favorable effects on future net income and cash flows if market prices are not consistent with management's estimates of current market consensus for forward prices in the current period. This is particularly true for longer term contracts. Cash flows may vary based on market conditions, margin requirements and the timing of settlement of risk management contracts.

According to the accounting guidance for “Derivatives and Hedging,” the Registrant Subsidiaries reflect the fair values of derivative instruments subject to netting agreements with the same counterparty net of related cash collateral. For certain risk management contracts, the Registrant Subsidiaries are required to post or receive cash collateral based on third party contractual agreements and risk profiles.

Certain qualifying derivative instruments have been designated as normal purchase or normal sale contracts, as provided in the accounting guidance for “Derivatives and Hedging.” Derivative contracts that have been designated as normal purchases or normal sales under that accounting guidance are not subject to MTM accounting treatment and are recognized on the statements of income on an accrual basis.

The accounting for the changes in the fair value of a derivative instrument depends on whether it qualifies for and has been designated as part of a hedging relationship and further, on the type of hedging relationship. Depending on the exposure, management designates a hedging instrument as a fair value hedge or a cash flow hedge.

For contracts that have not been designated as part of a hedging relationship, the accounting for changes in fair value depends on whether the derivative instrument is held for trading purposes. Unrealized and realized gains and losses on derivative instruments held for trading purposes are included in revenues on a net basis on the statements of income. Unrealized and realized gains and losses on derivative instruments not held for trading purposes are included in revenues or expenses on the statements of income depending on the relevant facts and circumstances. However, unrealized and some realized gains and losses in regulated jurisdictions (APCo, I&M, PSO and SWEPCo) for both trading and non-trading derivative instruments are recorded as regulatory assets (for losses) or regulatory liabilities (for gains) in accordance with the accounting guidance for “Regulated Operations.”

Accounting for Fair Value Hedging Strategies

For fair value hedges (i.e. hedging the exposure to changes in the fair value of an asset, liability or an identified portion thereof attributable to a particular risk), the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item associated with the hedged risk impacts Net Income during the period of change.

The Registrant Subsidiaries record realized and unrealized gains or losses on interest rate swaps that qualify for fair value hedge accounting treatment and any offsetting changes in the fair value of the debt being hedged in Interest Expense on the statements of income.

Accounting for Cash Flow Hedging Strategies

For cash flow hedges (i.e. hedging the exposure to variability in expected future cash flows attributable to a particular risk), the Registrant Subsidiaries initially report the effective portion of the gain or loss on the derivative instrument as a component of Accumulated Other Comprehensive Income (Loss) on the balance sheets until the period the hedged item affects Net Income. The Registrant Subsidiaries recognize any hedge ineffectiveness in Net Income immediately during the period of change, except in regulated jurisdictions where hedge ineffectiveness is recorded as a regulatory asset (for losses) or a regulatory liability (for gains).

Realized gains and losses on derivative contracts for the purchase and sale of power, coal and natural gas designated as cash flow hedges are included in Revenues, Fuel and Other Consumables Used for Electric Generation or Purchased Electricity for Resale on the statements of income or in Regulatory Assets or Regulatory Liabilities on the balance sheets, depending on the specific nature of the risk being hedged.

The Registrant Subsidiaries reclassify gains and losses on heating oil and gasoline derivative contracts designated as cash flow hedges from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Other Operation expense, Maintenance expense or Depreciation and Amortization expense, as it relates to capital projects, on the statements of income.

The Registrant Subsidiaries reclassify gains and losses on interest rate derivative hedges related to debt financings from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Interest Expense on the statements of income in those periods in which hedged interest payments occur.

The accumulated gains or losses related to foreign currency hedges are reclassified from Accumulated Other Comprehensive Income (Loss) on the balance sheets into Depreciation and Amortization expense on the statements of income over the depreciable lives of the fixed assets designated as the hedged items in qualifying foreign currency hedging relationships.

Credit Risk

AEPSC, on behalf of the Registrant Subsidiaries, limits credit risk in their wholesale marketing and trading activities by assessing the creditworthiness of potential counterparties before entering into transactions with them and continuing to evaluate their creditworthiness on an ongoing basis. AEPSC, on behalf of the Registrant Subsidiaries, uses Moody's, Standard and Poor's and current market-based qualitative and quantitative data as well as financial statements to assess the financial health of counterparties on an ongoing basis.

AEPSC, on behalf of the Registrant Subsidiaries, uses standardized master agreements which may include collateral requirements. These master agreements facilitate the netting of cash flows associated with a single counterparty. Cash, letters of credit and parental/affiliate guarantees may be obtained as security from counterparties in order to mitigate credit risk. The collateral agreements require a counterparty to post cash or letters of credit in the event an exposure exceeds the established threshold. The threshold represents an unsecured credit limit which may be supported by a parental/affiliate guaranty, as determined in accordance with AEP's credit policy. In addition, collateral agreements allow for termination and liquidation of all positions in the event of a failure or inability to post collateral.

Collateral Triggering Events

Under the tariffs of the RTOs and Independent System Operators (ISOs) and a limited number of derivative and non-derivative contracts primarily related to competitive retail auction loads, the Registrant Subsidiaries are obligated to post an additional amount of collateral if certain credit ratings decline below investment grade. The amount of collateral required fluctuates based on market prices and total exposure. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these collateral triggering items in contracts. The Registrant Subsidiaries have not experienced a downgrade below investment grade.

In addition, a majority of the Registrant Subsidiaries' non-exchange traded commodity contracts contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding payable. These cross-default provisions could be triggered if there was a non-performance event by Parent or the obligor under outstanding debt or a third party obligation in excess of $50 million. On an ongoing basis, AEP's risk management organization assesses the appropriateness of these cross-default provisions in the contracts.

Fair Value Measurements (Policies)	12 Months Ended
Dec. 31, 2012
Fair Values of Long-term Debt

The fair values of Long-term Debt are based on quoted market prices, without credit enhancements, for the same or similar issues and the current interest rates offered for instruments with similar maturities classified as Level 2 measurement inputs. These instruments are not marked-to-market. The estimates presented are not necessarily indicative of the amounts that we could realize in a current market exchange.

Fair Value Assets And Liabilities Measured On Recurring Basis

As required by the accounting guidance for “Fair Value Measurements and Disclosures,” financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. There have not been any significant changes in our valuation techniques.

Appalachian Power Co [Member]
Fair Values of Long-term Debt

The fair values of Long-term Debt are based on quoted market prices, without credit enhancements, for the same or similar issues and the current interest rates offered for instruments with similar maturities classified as Level 2 measurement inputs. These instruments are not marked-to-market. The estimates presented are not necessarily indicative of the amounts that could be realized in a current market exchange.

Fair Value Assets And Liabilities Measured On Recurring Basis

As required by the accounting guidance for “Fair Value Measurements and Disclosures,” financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. There have not been any significant changes in management's valuation techniques.

Indiana Michigan Power Co [Member]
Fair Values of Long-term Debt

The fair values of Long-term Debt are based on quoted market prices, without credit enhancements, for the same or similar issues and the current interest rates offered for instruments with similar maturities classified as Level 2 measurement inputs. These instruments are not marked-to-market. The estimates presented are not necessarily indicative of the amounts that could be realized in a current market exchange.

Fair Value Assets And Liabilities Measured On Recurring Basis

As required by the accounting guidance for “Fair Value Measurements and Disclosures,” financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. There have not been any significant changes in management's valuation techniques.

Ohio Power Co [Member]
Fair Values of Long-term Debt

The fair values of Long-term Debt are based on quoted market prices, without credit enhancements, for the same or similar issues and the current interest rates offered for instruments with similar maturities classified as Level 2 measurement inputs. These instruments are not marked-to-market. The estimates presented are not necessarily indicative of the amounts that could be realized in a current market exchange.

Fair Value Assets And Liabilities Measured On Recurring Basis

As required by the accounting guidance for “Fair Value Measurements and Disclosures,” financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. There have not been any significant changes in management's valuation techniques.

Public Service Co of Oklahoma [Member]
Fair Values of Long-term Debt

The fair values of Long-term Debt are based on quoted market prices, without credit enhancements, for the same or similar issues and the current interest rates offered for instruments with similar maturities classified as Level 2 measurement inputs. These instruments are not marked-to-market. The estimates presented are not necessarily indicative of the amounts that could be realized in a current market exchange.

Fair Value Assets And Liabilities Measured On Recurring Basis

As required by the accounting guidance for “Fair Value Measurements and Disclosures,” financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. There have not been any significant changes in management's valuation techniques.

Southwestern Electric Power Co [Member]
Fair Values of Long-term Debt

The fair values of Long-term Debt are based on quoted market prices, without credit enhancements, for the same or similar issues and the current interest rates offered for instruments with similar maturities classified as Level 2 measurement inputs. These instruments are not marked-to-market. The estimates presented are not necessarily indicative of the amounts that could be realized in a current market exchange.

Fair Value Assets And Liabilities Measured On Recurring Basis

As required by the accounting guidance for “Fair Value Measurements and Disclosures,” financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. There have not been any significant changes in management's valuation techniques.

Income Taxes (Policies)	12 Months Ended
Dec. 31, 2012
Income Tax Policy

Income Taxes and Investment Tax Credits

We use the liability method of accounting for income taxes. Under the liability method, we provide deferred income taxes for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), we record deferred income taxes and establish related regulatory assets and liabilities to match the regulated revenues and tax expense.

We account for investment tax credits under the flow-through method except where regulatory commissions reflect investment tax credits in the rate-making process on a deferral basis. We amortize deferred investment tax credits over the life of the plant investment.

We account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” We classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

AEP System Tax Allocation Agreement

We, along with our subsidiaries, file a consolidated federal income tax return. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to our subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Appalachian Power Co [Member]
Income Tax Policy

Income Taxes and Investment Tax Credits

The Registrant Subsidiaries use the liability method of accounting for income taxes. Under the liability method, deferred income taxes are provided for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), deferred income taxes are recorded and related regulatory assets and liabilities are established to match the regulated revenues and tax expense.

Investment tax credits are accounted for under the flow-through method except where regulatory commissions have reflected investment tax credits in the rate-making process on a deferral basis. Investment tax credits that have been deferred are amortized over the life of the plant investment.

The Registrant Subsidiaries account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” The Registrant Subsidiaries classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

AEP System Tax Allocation Agreement

The Registrant Subsidiaries join in the filing of a consolidated federal income tax return with their affiliates in the AEP System. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to its subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Indiana Michigan Power Co [Member]
Income Tax Policy

Income Taxes and Investment Tax Credits

The Registrant Subsidiaries use the liability method of accounting for income taxes. Under the liability method, deferred income taxes are provided for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), deferred income taxes are recorded and related regulatory assets and liabilities are established to match the regulated revenues and tax expense.

Investment tax credits are accounted for under the flow-through method except where regulatory commissions have reflected investment tax credits in the rate-making process on a deferral basis. Investment tax credits that have been deferred are amortized over the life of the plant investment.

The Registrant Subsidiaries account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” The Registrant Subsidiaries classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

AEP System Tax Allocation Agreement

The Registrant Subsidiaries join in the filing of a consolidated federal income tax return with their affiliates in the AEP System. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to its subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Ohio Power Co [Member]
Income Tax Policy

Income Taxes and Investment Tax Credits

The Registrant Subsidiaries use the liability method of accounting for income taxes. Under the liability method, deferred income taxes are provided for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), deferred income taxes are recorded and related regulatory assets and liabilities are established to match the regulated revenues and tax expense.

Investment tax credits are accounted for under the flow-through method except where regulatory commissions have reflected investment tax credits in the rate-making process on a deferral basis. Investment tax credits that have been deferred are amortized over the life of the plant investment.

The Registrant Subsidiaries account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” The Registrant Subsidiaries classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

AEP System Tax Allocation Agreement

The Registrant Subsidiaries join in the filing of a consolidated federal income tax return with their affiliates in the AEP System. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to its subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Public Service Co of Oklahoma [Member]
Income Tax Policy

Income Taxes and Investment Tax Credits

The Registrant Subsidiaries use the liability method of accounting for income taxes. Under the liability method, deferred income taxes are provided for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), deferred income taxes are recorded and related regulatory assets and liabilities are established to match the regulated revenues and tax expense.

Investment tax credits are accounted for under the flow-through method except where regulatory commissions have reflected investment tax credits in the rate-making process on a deferral basis. Investment tax credits that have been deferred are amortized over the life of the plant investment.

The Registrant Subsidiaries account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” The Registrant Subsidiaries classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

AEP System Tax Allocation Agreement

The Registrant Subsidiaries join in the filing of a consolidated federal income tax return with their affiliates in the AEP System. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to its subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Southwestern Electric Power Co [Member]
Income Tax Policy

Income Taxes and Investment Tax Credits

The Registrant Subsidiaries use the liability method of accounting for income taxes. Under the liability method, deferred income taxes are provided for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), deferred income taxes are recorded and related regulatory assets and liabilities are established to match the regulated revenues and tax expense.

Investment tax credits are accounted for under the flow-through method except where regulatory commissions have reflected investment tax credits in the rate-making process on a deferral basis. Investment tax credits that have been deferred are amortized over the life of the plant investment.

The Registrant Subsidiaries account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” The Registrant Subsidiaries classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation expense.

AEP System Tax Allocation Agreement

The Registrant Subsidiaries join in the filing of a consolidated federal income tax return with their affiliates in the AEP System. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to its subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.

Stock-Based Compensation (Policies)	12 Months Ended
Dec. 31, 2012
Share-based Compensation

Stock-Based Compensation Plans

As of December 31, 2012, we had stock options, performance units and restricted stock units outstanding under The Amended and Restated American Electric Power System Long-Term Incentive Plan (LTIP). This plan was last approved by shareholders in April 2010.

We maintain a variety of tax qualified and nonqualified deferred compensation plans for employees and non-employee directors that include, among other options, an investment in or an investment return equivalent to that of AEP common stock. This includes career share accounts maintained under the American Electric Power System Stock Ownership Requirement Plan, which facilitates executives in meeting minimum stock ownership requirements assigned to them by the Human Resources Committee of the Board of Directors. Career shares are derived from vested performance units granted to employees under the LTIP. Career shares are equal in value to shares of AEP common stock and do not become payable to executives until after their service ends. Dividends paid on career shares are reinvested as additional career shares.

We compensate our non-employee directors, in part, with stock units under the American Electric Power Company, Inc. Stock Unit Accumulation Plan for Non-Employee Directors. These stock units become payable in cash to directors after their service ends.

In January 2006, we adopted accounting guidance for “Compensation - Stock Compensation” which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors, including stock options, based on estimated fair values.

We recognize compensation expense for all share-based awards with service only vesting conditions granted on or after January 2006 using the straight-line single-option method. Stock-based compensation expense recognized on the statements of income for the years ended December 31, 2012, 2011 and 2010 is based on awards ultimately expected to vest. Therefore, stock-based compensation expense has been reduced to reflect estimated forfeitures. Accounting guidance for “Compensation - Stock Compensation” requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

For the years ended December 31, 2012, 2011 and 2010, compensation expense is included in Net Income for the performance units, career shares, restricted shares, restricted stock units and the non-employee director's stock units. See Note 14 for additional discussion.

Stock Options [Member]
Share-based Compensation

We did not grant stock options in 2012, 2011 or 2010 but we do have outstanding stock options from grants in earlier periods that were exercised in these years. The exercise price of all outstanding stock options equaled or exceeded the market price of AEP's common stock on the date of grant. All outstanding stock options were granted with a ten-year term and generally vested, subject to the participant's continued employment, in approximately equal 1/3 increments on January 1 of the year following the first, second and third anniversary of the grant date. We record compensation cost for stock options over the vesting period based on the fair value on the grant date. The LTIP does not specify a maximum contractual term for stock options.

Performance Units [Member]
Share-based Compensation

Our performance units have a fair value upon vesting equal to the average closing market price of AEP common stock for the last 20 trading days of the performance period. The number of performance units held is multiplied by the performance score to determine the actual number of performance units realized. The performance score can range from 0% to 200% and is determined at the end of the performance period based on performance measures, which include both performance and market conditions, established for each grant at the beginning of the performance period by the HR Committee. Performance units are paid in cash, unless they are needed to satisfy a participant's stock ownership requirement. In that case, the number of units needed to satisfy the participant's largest stock ownership requirement is mandatorily deferred as AEP Career Shares until after the end of the participant's AEP career. AEP Career Shares are a form of non-qualified deferred compensation that has a value equivalent to shares of AEP common stock. AEP Career Shares are paid in cash after the participant's termination of employment. Amounts equivalent to cash dividends on both performance units and AEP Career Shares accrue as additional units. We record compensation cost for performance units over the three-year vesting period. The liability for both the performance units and AEP Career Shares, recorded in Employee Benefits and Pension Obligations on the balance sheets, is adjusted for changes in value. The fair value of performance unit awards is based on the estimated performance score and the current 20-day average closing price of AEP common stock at the date of valuation.

Performance scores and final awards are determined and certified by the HR Committee in accordance with the pre-established performance measures within approximately a month after the end of the performance period. The HR Committee has discretion to reduce or eliminate the number of performance units earned but may not increase the number earned. The performance scores for all open performance periods prior to those granted in 2012 are dependent on two equally-weighted performance measures: (a) three-year total shareholder return measured relative to the electric utility and multi utility sub-industry segments of the Standard and Poor's 500 Index and (b) three-year cumulative earnings per share measured relative to an AEP Board of Directors approved target. For the performance units granted in 2012, the three-year total shareholder return peer group was changed to the S&P 500 Electric Utility Index.

Restricted Shares and Restricted Stock Units [Member]
Share-based Compensation

Compensation cost for restricted shares is measured at fair value on the grant date and recorded over the vesting period. Fair value is determined by multiplying the number of shares granted by the grant date market closing price, which was $30.76. The maximum contractual term for these restricted shares was eight years and dividends on these restricted shares were paid in cash. AEP has not granted other restricted shares.

The HR Committee also grants restricted stock units (RSUs), which generally vest, subject to the participant's continued employment, over at least three years in approximately equal annual increments. Additional RSUs granted as dividends vest on the same date as the underlying RSUs on which the dividends were awarded. Compensation cost is measured at fair value on the grant date and recorded over the vesting period. Fair value is determined by multiplying the number of units granted by the grant date market closing price. The maximum contractual term of outstanding RSUs is six years from the grant date.

Stock Unit Accumulation Plan for Non Employee Directors [Member]
Share-based Compensation

We also have a Stock Unit Accumulation Plan for Non-employee Directors providing each non-employee director with AEP stock units as a substantial portion of their quarterly compensation for their services as a director. The number of stock units provided is based on the closing price of AEP common stock on the last trading day of the quarter for which the stock units were earned. Amounts equivalent to cash dividends on the stock units accrue as additional AEP stock units. The stock units granted to non-employee directors are fully vested upon grant date. Stock units are paid in cash upon termination of board service or up to 10 years later if the participant so elects. Cash payments for stock units are calculated based on the average closing price of AEP common stock for the last 20 trading days prior to the distribution date.

We record compensation cost for stock units when the units are awarded and adjust the liability for changes in value based on the current 20-day average closing price of AEP common stock on the valuation date.

Stock Based Compensation [Member]
Share-based Compensation

As approved by shareholder vote, the Amended and Restated American Electric Power System Long-Term Incentive Plan (LTIP) authorizes the use of 20,000,000 shares of AEP common stock for various types of stock-based compensation awards, including stock options, to employees. A maximum of 10,000,000 shares may be used under this plan for full value share awards, which includes performance units, restricted shares and restricted stock units. As of December 31, 2012, 17,907,559 shares remained available for issuance under the LTIP plan. The AEP Board of Directors and shareholders last approved the LTIP in 2010. The following sections provide further information regarding each type of stock-based compensation award granted by the Human Resources Committee of the Board of Directors (HR Committee).

Unrecognized compensation cost related to the performance units and AEP Career Shares will change as the fair value is adjusted each period and forfeitures for all award types are realized. Our unrecognized compensation cost will be recognized over a weighted-average period of 1.53 years.

Our practice is to use authorized but unissued shares to fulfill share commitments for stock option exercises and RSU vesting. Although we do not currently anticipate any changes to this practice, we are permitted to use treasury shares, shares acquired in the open market specifically for distribution under the LTIP or any combination thereof for this purpose. The number of new shares issued to fulfill vesting RSUs is generally reduced to offset our tax withholding obligation.

In February 2013, the HR Committee granted approximately $40 million in share-based awards. This amount will be allocated between 2013 - 2015 performance units and restricted stock units vesting over 40 months.

Variable Interest Entities (Policies)	12 Months Ended
Dec. 31, 2012
Variable Interest Entities

The accounting guidance for “Variable Interest Entities” is a consolidation model that considers if a company has a controlling financial interest in a VIE. A controlling financial interest will have both (a) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Entities are required to consolidate a VIE when it is determined that they have a controlling financial interest in a VIE and therefore, are the primary beneficiary of that VIE, as defined by the accounting guidance for “Variable Interest Entities.” In determining whether we are the primary beneficiary of a VIE, we consider factors such as equity at risk, the amount of the VIE's variability we absorb, guarantees of indebtedness, voting rights including kick-out rights, the power to direct the VIE, variable interests held by related parties and other factors. We believe that significant assumptions and judgments were applied consistently.

Appalachian Power Co [Member]
Variable Interest Entities

The accounting guidance for “Variable Interest Entities” is a consolidation model that considers if a company has a controlling financial interest in a VIE. A controlling financial interest will have both (a) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Entities are required to consolidate a VIE when it is determined that they have a controlling financial interest in a VIE and therefore, are the primary beneficiary of that VIE, as defined by the accounting guidance for “Variable Interest Entities.” In determining whether they are the primary beneficiary of a VIE, management considers for each Registrant Subsidiary factors such as equity at risk, the amount of the VIE's variability the Registrant Subsidiary absorbs, guarantees of indebtedness, voting rights including kick-out rights, the power to direct the VIE, variable interests held by related parties and other factors. Management believes that significant assumptions and judgments were applied consistently. In addition, the Registrant Subsidiaries have not provided financial or other support to any VIE that was not previously contractually required.

Indiana Michigan Power Co [Member]
Variable Interest Entities

The accounting guidance for “Variable Interest Entities” is a consolidation model that considers if a company has a controlling financial interest in a VIE. A controlling financial interest will have both (a) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Entities are required to consolidate a VIE when it is determined that they have a controlling financial interest in a VIE and therefore, are the primary beneficiary of that VIE, as defined by the accounting guidance for “Variable Interest Entities.” In determining whether they are the primary beneficiary of a VIE, management considers for each Registrant Subsidiary factors such as equity at risk, the amount of the VIE's variability the Registrant Subsidiary absorbs, guarantees of indebtedness, voting rights including kick-out rights, the power to direct the VIE, variable interests held by related parties and other factors. Management believes that significant assumptions and judgments were applied consistently. In addition, the Registrant Subsidiaries have not provided financial or other support to any VIE that was not previously contractually required.

Ohio Power Co [Member]
Variable Interest Entities

The accounting guidance for “Variable Interest Entities” is a consolidation model that considers if a company has a controlling financial interest in a VIE. A controlling financial interest will have both (a) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Entities are required to consolidate a VIE when it is determined that they have a controlling financial interest in a VIE and therefore, are the primary beneficiary of that VIE, as defined by the accounting guidance for “Variable Interest Entities.” In determining whether they are the primary beneficiary of a VIE, management considers for each Registrant Subsidiary factors such as equity at risk, the amount of the VIE's variability the Registrant Subsidiary absorbs, guarantees of indebtedness, voting rights including kick-out rights, the power to direct the VIE, variable interests held by related parties and other factors. Management believes that significant assumptions and judgments were applied consistently. In addition, the Registrant Subsidiaries have not provided financial or other support to any VIE that was not previously contractually required.

Public Service Co of Oklahoma [Member]
Variable Interest Entities

The accounting guidance for “Variable Interest Entities” is a consolidation model that considers if a company has a controlling financial interest in a VIE. A controlling financial interest will have both (a) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Entities are required to consolidate a VIE when it is determined that they have a controlling financial interest in a VIE and therefore, are the primary beneficiary of that VIE, as defined by the accounting guidance for “Variable Interest Entities.” In determining whether they are the primary beneficiary of a VIE, management considers for each Registrant Subsidiary factors such as equity at risk, the amount of the VIE's variability the Registrant Subsidiary absorbs, guarantees of indebtedness, voting rights including kick-out rights, the power to direct the VIE, variable interests held by related parties and other factors. Management believes that significant assumptions and judgments were applied consistently. In addition, the Registrant Subsidiaries have not provided financial or other support to any VIE that was not previously contractually required.

Southwestern Electric Power Co [Member]
Variable Interest Entities

The accounting guidance for “Variable Interest Entities” is a consolidation model that considers if a company has a controlling financial interest in a VIE. A controlling financial interest will have both (a) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Entities are required to consolidate a VIE when it is determined that they have a controlling financial interest in a VIE and therefore, are the primary beneficiary of that VIE, as defined by the accounting guidance for “Variable Interest Entities.” In determining whether they are the primary beneficiary of a VIE, management considers for each Registrant Subsidiary factors such as equity at risk, the amount of the VIE's variability the Registrant Subsidiary absorbs, guarantees of indebtedness, voting rights including kick-out rights, the power to direct the VIE, variable interests held by related parties and other factors. Management believes that significant assumptions and judgments were applied consistently. In addition, the Registrant Subsidiaries have not provided financial or other support to any VIE that was not previously contractually required.

Property, Plant and Equipment (Policies)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment, Policy

We provide for depreciation of Property, Plant and Equipment, excluding coal-mining properties, on a straight-line basis over the estimated useful lives of property, generally using composite rates by functional class.

We provide for depreciation, depletion and amortization of coal-mining assets over each asset's estimated useful life or the estimated life of each mine, whichever is shorter, using the straight-line method for mining structures and equipment. We use either the straight-line method or the units-of-production method to amortize mine development costs and deplete coal rights based on estimated recoverable tonnages. We include these costs in the cost of coal charged to fuel expense.

For rate-regulated operations, the composite depreciation rate generally includes a component for non-asset retirement obligation (non-ARO) removal costs, which is credited to Accumulated Depreciation and Amortization. Actual removal costs incurred are charged to Accumulated Depreciation and Amortization. Any excess of accrued non-ARO removal costs over actual removal costs incurred is reclassified from Accumulated Depreciation and Amortization and reflected as a regulatory liability. For nonregulated operations, non-ARO removal costs are expensed as incurred.

Asset Retirement Obligations, Policy

Asset Retirement Obligations (ARO)

We record ARO in accordance with the accounting guidance for “Asset Retirement and Environmental Obligations” for our legal obligations for asbestos removal and for the retirement of certain ash disposal facilities, closure and monitoring of underground carbon storage facilities at Mountaineer Plant, wind farms and certain coal mining facilities, as well as for nuclear decommissioning of our Cook Plant. We have identified, but not recognized, ARO liabilities related to electric transmission and distribution assets as a result of certain easements on property on which we have assets. Generally, such easements are perpetual and require only the retirement and removal of our assets upon the cessation of the property's use. We do not estimate the retirement for such easements because we plan to use our facilities indefinitely. The retirement obligation would only be recognized if and when we abandon or cease the use of specific easements, which is not expected.

Appalachian Power Co [Member]
Property, Plant and Equipment, Policy

The Registrant Subsidiaries provide for depreciation of Property, Plant and Equipment, excluding coal-mining properties, on a straight-line basis over the estimated useful lives of property, generally using composite rates by functional class.

For rate-regulated operations, the composite depreciation rate generally includes a component for nonasset retirement obligation (non-ARO) removal costs, which is credited to Accumulated Depreciation and Amortization. Actual removal costs incurred are charged to Accumulated Depreciation and Amortization. Any excess of accrued non-ARO removal costs over actual removal costs incurred is reclassified from Accumulated Depreciation and Amortization and reflected as a regulatory liability. For nonregulated operations, non-ARO removal costs are expensed as incurred.

Asset Retirement Obligations, Policy

Asset Retirement Obligations (ARO)

The Registrant Subsidiaries record ARO in accordance with the accounting guidance for “Asset Retirement and Environmental Obligations” for the retirement of certain ash disposal facilities, closure and monitoring of underground carbon storage facilities at Mountaineer Plant and coal mining facilities as well as asbestos removal. I&M records ARO for the decommissioning of the Cook Plant. The Registrant Subsidiaries have identified, but not recognized, ARO liabilities related to electric transmission and distribution assets as a result of certain easements on property on which assets are owned. Generally, such easements are perpetual and require only the retirement and removal of assets upon the cessation of the property's use. The retirement obligation is not estimable for such easements since the Registrant Subsidiaries plan to use their facilities indefinitely. The retirement obligation would only be recognized if and when the Registrant Subsidiaries abandon or cease the use of specific easements, which is not expected.

Indiana Michigan Power Co [Member]
Property, Plant and Equipment, Policy

The Registrant Subsidiaries provide for depreciation of Property, Plant and Equipment, excluding coal-mining properties, on a straight-line basis over the estimated useful lives of property, generally using composite rates by functional class.

For rate-regulated operations, the composite depreciation rate generally includes a component for nonasset retirement obligation (non-ARO) removal costs, which is credited to Accumulated Depreciation and Amortization. Actual removal costs incurred are charged to Accumulated Depreciation and Amortization. Any excess of accrued non-ARO removal costs over actual removal costs incurred is reclassified from Accumulated Depreciation and Amortization and reflected as a regulatory liability. For nonregulated operations, non-ARO removal costs are expensed as incurred.

Asset Retirement Obligations, Policy

Asset Retirement Obligations (ARO)

The Registrant Subsidiaries record ARO in accordance with the accounting guidance for “Asset Retirement and Environmental Obligations” for the retirement of certain ash disposal facilities, closure and monitoring of underground carbon storage facilities at Mountaineer Plant and coal mining facilities as well as asbestos removal. I&M records ARO for the decommissioning of the Cook Plant. The Registrant Subsidiaries have identified, but not recognized, ARO liabilities related to electric transmission and distribution assets as a result of certain easements on property on which assets are owned. Generally, such easements are perpetual and require only the retirement and removal of assets upon the cessation of the property's use. The retirement obligation is not estimable for such easements since the Registrant Subsidiaries plan to use their facilities indefinitely. The retirement obligation would only be recognized if and when the Registrant Subsidiaries abandon or cease the use of specific easements, which is not expected.

Ohio Power Co [Member]
Property, Plant and Equipment, Policy

The Registrant Subsidiaries provide for depreciation of Property, Plant and Equipment, excluding coal-mining properties, on a straight-line basis over the estimated useful lives of property, generally using composite rates by functional class.

For rate-regulated operations, the composite depreciation rate generally includes a component for nonasset retirement obligation (non-ARO) removal costs, which is credited to Accumulated Depreciation and Amortization. Actual removal costs incurred are charged to Accumulated Depreciation and Amortization. Any excess of accrued non-ARO removal costs over actual removal costs incurred is reclassified from Accumulated Depreciation and Amortization and reflected as a regulatory liability. For nonregulated operations, non-ARO removal costs are expensed as incurred.

Asset Retirement Obligations, Policy

Asset Retirement Obligations (ARO)

The Registrant Subsidiaries record ARO in accordance with the accounting guidance for “Asset Retirement and Environmental Obligations” for the retirement of certain ash disposal facilities, closure and monitoring of underground carbon storage facilities at Mountaineer Plant and coal mining facilities as well as asbestos removal. I&M records ARO for the decommissioning of the Cook Plant. The Registrant Subsidiaries have identified, but not recognized, ARO liabilities related to electric transmission and distribution assets as a result of certain easements on property on which assets are owned. Generally, such easements are perpetual and require only the retirement and removal of assets upon the cessation of the property's use. The retirement obligation is not estimable for such easements since the Registrant Subsidiaries plan to use their facilities indefinitely. The retirement obligation would only be recognized if and when the Registrant Subsidiaries abandon or cease the use of specific easements, which is not expected.

Public Service Co of Oklahoma [Member]
Property, Plant and Equipment, Policy

The Registrant Subsidiaries provide for depreciation of Property, Plant and Equipment, excluding coal-mining properties, on a straight-line basis over the estimated useful lives of property, generally using composite rates by functional class.

For rate-regulated operations, the composite depreciation rate generally includes a component for nonasset retirement obligation (non-ARO) removal costs, which is credited to Accumulated Depreciation and Amortization. Actual removal costs incurred are charged to Accumulated Depreciation and Amortization. Any excess of accrued non-ARO removal costs over actual removal costs incurred is reclassified from Accumulated Depreciation and Amortization and reflected as a regulatory liability. For nonregulated operations, non-ARO removal costs are expensed as incurred.

Asset Retirement Obligations, Policy

Asset Retirement Obligations (ARO)

The Registrant Subsidiaries record ARO in accordance with the accounting guidance for “Asset Retirement and Environmental Obligations” for the retirement of certain ash disposal facilities, closure and monitoring of underground carbon storage facilities at Mountaineer Plant and coal mining facilities as well as asbestos removal. I&M records ARO for the decommissioning of the Cook Plant. The Registrant Subsidiaries have identified, but not recognized, ARO liabilities related to electric transmission and distribution assets as a result of certain easements on property on which assets are owned. Generally, such easements are perpetual and require only the retirement and removal of assets upon the cessation of the property's use. The retirement obligation is not estimable for such easements since the Registrant Subsidiaries plan to use their facilities indefinitely. The retirement obligation would only be recognized if and when the Registrant Subsidiaries abandon or cease the use of specific easements, which is not expected.

Southwestern Electric Power Co [Member]
Property, Plant and Equipment, Policy

The Registrant Subsidiaries provide for depreciation of Property, Plant and Equipment, excluding coal-mining properties, on a straight-line basis over the estimated useful lives of property, generally using composite rates by functional class.

SWEPCo provides for depreciation, depletion and amortization of coal-mining assets over each asset's estimated useful life or the estimated life of each mine, whichever is shorter, using the straight-line method for mining structures and equipment. SWEPCo uses either the straight-line method or the units-of-production method to amortize mine development costs and deplete coal rights based on estimated recoverable tonnages. SWEPCo includes these costs in fuel expense.

For rate-regulated operations, the composite depreciation rate generally includes a component for nonasset retirement obligation (non-ARO) removal costs, which is credited to Accumulated Depreciation and Amortization. Actual removal costs incurred are charged to Accumulated Depreciation and Amortization. Any excess of accrued non-ARO removal costs over actual removal costs incurred is reclassified from Accumulated Depreciation and Amortization and reflected as a regulatory liability. For nonregulated operations, non-ARO removal costs are expensed as incurred.

Asset Retirement Obligations, Policy

Asset Retirement Obligations (ARO)

The Registrant Subsidiaries record ARO in accordance with the accounting guidance for “Asset Retirement and Environmental Obligations” for the retirement of certain ash disposal facilities, closure and monitoring of underground carbon storage facilities at Mountaineer Plant and coal mining facilities as well as asbestos removal. I&M records ARO for the decommissioning of the Cook Plant. The Registrant Subsidiaries have identified, but not recognized, ARO liabilities related to electric transmission and distribution assets as a result of certain easements on property on which assets are owned. Generally, such easements are perpetual and require only the retirement and removal of assets upon the cessation of the property's use. The retirement obligation is not estimable for such easements since the Registrant Subsidiaries plan to use their facilities indefinitely. The retirement obligation would only be recognized if and when the Registrant Subsidiaries abandon or cease the use of specific easements, which is not expected.

Organization and Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Target Asset Allocations
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

Accumulated Other Comprehensive Income (Loss)(AOCI)
	December 31,
Components	2012	2011
	(in millions)
Cash Flow Hedges, Net of Tax	$(38)	$(23)
Securities Available for Sale, Net of Tax	4	2
Amortization of Pension and OPEB Deferred Costs, Net of Tax	112	81
Pension and OPEB Funded Status, Net of Tax	(415)	(530)
Total	$(337)	$(470)

Basic and Diluted EPS Calculations
	Years Ended December 31,
Amounts Attributable to AEP Common Shareholders	2012	2011	2010
	(in millions)
Income Before Extraordinary Item	$1,259	$1,568	$1,211
Extraordinary Item, Net of Tax	-	373	-
Net Income	$1,259	$1,941	$1,211

	Years Ended December 31,
	2012		2011		2010
	(in millions, except per share data)
		$/share		$/share		$/share
Earnings Attributable to AEP Common
Shareholders	$1,259		$1,941		$1,211

Weighted Average Number of Basic Shares
Outstanding	484.7	$2.60	482.2	$4.02	479.4	$2.53
Weighted Average Dilutive Effect of:
Performance Share Units	-	-	-	-	0.1	-
Stock Options	-	-	0.1	-	-	-
Restricted Stock Units	0.4	-	0.2	-	0.1	-
Weighted Average Number of Diluted Shares
Outstanding	485.1	$2.60	482.5	$4.02	479.6	$2.53

Supplementary Information
	Years Ended December 31,
Related Party Transactions	2012	2011		2010

	(in millions)
AEP Consolidated Revenues – Utility Operations:
OVEC	$-	$-		$(20)	(a)
AEP Consolidated Revenues – Other Revenues:
OVEC – Barging and Other Transportation Services	30	37		29
AEP Consolidated Expenses – Purchased Electricity
for Resale:
OVEC	273	383	(b)	302	(b)

(a)       The parties to the Interconnection Agreement purchased power from OVEC to serve off-system sales through an agreement that began in January 2010 and ended in June 2010.

(b)       The parties to the Interconnection Agreement purchased power from OVEC to serve retail sales in 2011 and 2010. The total amount reported in 2011 and 2010 includes $66 million and $10 million, respectively, related to these agreements.

	Years Ended December 31,
Cash Flow Information	2012	2011	2010
	(in millions)
Cash Paid (Received) for:
Interest, Net of Capitalized Amounts	$931	$900	$958
Income Taxes	(82)	(118)	(268)
Noncash Investing and Financing Activities:
Acquisitions Under Capital Leases	63	54	225
Construction Expenditures Included in Current Liabilities as of December 31,	439	380	267
Acquisition of Nuclear Fuel Included in Current Liabilities as of December 31,	35	1	-
Assumption of Liabilities Related to Acquisitions	56	-	-
Expected Reimbursement for Spent Nuclear Fuel Dry Cask Storage	30	-	-

Appalachian Power Co [Member]
Target Asset Allocations
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

Accumulated Other Comprehensive Income (Loss)(AOCI)
	December 31,
	2012	2011
	(in thousands)
Cash Flow Hedges, Net of Tax
APCo	$1,433	$(285)
I&M	(20,093)	(15,284)
OPCo	7,183	7,706
PSO	6,481	7,149
SWEPCo	(15,549)	(15,524)

Amortization of Pension and OPEB Deferred Costs, Net of Tax
APCo	$19,118	$15,521
I&M	4,201	3,088
OPCo	45,938	32,977
SWEPCo	4,778	4,113

Pension and OPEB Funded Status, Net of Tax
APCo	$(50,449)	$(73,779)
I&M	(12,991)	(16,025)
OPCo	(218,846)	(238,405)
SWEPCo	(7,089)	(15,404)

Indiana Michigan Power Co [Member]
Target Asset Allocations
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

Accumulated Other Comprehensive Income (Loss)(AOCI)
	December 31,
	2012	2011
	(in thousands)
Cash Flow Hedges, Net of Tax
APCo	$1,433	$(285)
I&M	(20,093)	(15,284)
OPCo	7,183	7,706
PSO	6,481	7,149
SWEPCo	(15,549)	(15,524)

Amortization of Pension and OPEB Deferred Costs, Net of Tax
APCo	$19,118	$15,521
I&M	4,201	3,088
OPCo	45,938	32,977
SWEPCo	4,778	4,113

Pension and OPEB Funded Status, Net of Tax
APCo	$(50,449)	$(73,779)
I&M	(12,991)	(16,025)
OPCo	(218,846)	(238,405)
SWEPCo	(7,089)	(15,404)

Ohio Power Co [Member]
Target Asset Allocations
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

Accumulated Other Comprehensive Income (Loss)(AOCI)
	December 31,
	2012	2011
	(in thousands)
Cash Flow Hedges, Net of Tax
APCo	$1,433	$(285)
I&M	(20,093)	(15,284)
OPCo	7,183	7,706
PSO	6,481	7,149
SWEPCo	(15,549)	(15,524)

Amortization of Pension and OPEB Deferred Costs, Net of Tax
APCo	$19,118	$15,521
I&M	4,201	3,088
OPCo	45,938	32,977
SWEPCo	4,778	4,113

Pension and OPEB Funded Status, Net of Tax
APCo	$(50,449)	$(73,779)
I&M	(12,991)	(16,025)
OPCo	(218,846)	(238,405)
SWEPCo	(7,089)	(15,404)

Public Service Co of Oklahoma [Member]
Target Asset Allocations
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

Accumulated Other Comprehensive Income (Loss)(AOCI)
	December 31,
	2012	2011
	(in thousands)
Cash Flow Hedges, Net of Tax
APCo	$1,433	$(285)
I&M	(20,093)	(15,284)
OPCo	7,183	7,706
PSO	6,481	7,149
SWEPCo	(15,549)	(15,524)

Amortization of Pension and OPEB Deferred Costs, Net of Tax
APCo	$19,118	$15,521
I&M	4,201	3,088
OPCo	45,938	32,977
SWEPCo	4,778	4,113

Pension and OPEB Funded Status, Net of Tax
APCo	$(50,449)	$(73,779)
I&M	(12,991)	(16,025)
OPCo	(218,846)	(238,405)
SWEPCo	(7,089)	(15,404)

Southwestern Electric Power Co [Member]
Target Asset Allocations
Pension Plan Assets	Target
Equity	40.0%
Fixed Income	50.0%
Other Investments	10.0%

OPEB Plans Assets	Target
Equity	66.0%
Fixed Income	33.0%
Cash	1.0%

Accumulated Other Comprehensive Income (Loss)(AOCI)
	December 31,
	2012	2011
	(in thousands)
Cash Flow Hedges, Net of Tax
APCo	$1,433	$(285)
I&M	(20,093)	(15,284)
OPCo	7,183	7,706
PSO	6,481	7,149
SWEPCo	(15,549)	(15,524)

Amortization of Pension and OPEB Deferred Costs, Net of Tax
APCo	$19,118	$15,521
I&M	4,201	3,088
OPCo	45,938	32,977
SWEPCo	4,778	4,113

Pension and OPEB Funded Status, Net of Tax
APCo	$(50,449)	$(73,779)
I&M	(12,991)	(16,025)
OPCo	(218,846)	(238,405)
SWEPCo	(7,089)	(15,404)

Rate Matters (Tables)	12 Months Ended
Dec. 31, 2012
Appalachian Power Co [Member]
Recognized Gross Seams Elimination Cost Allocation Revenue [Text Block]
Company	(in millions)
APCo	$70.2
I&M	41.3
OPCo	92.1

Indiana Michigan Power Co [Member]
Recognized Gross Seams Elimination Cost Allocation Revenue [Text Block]
Company	(in millions)
APCo	$70.2
I&M	41.3
OPCo	92.1

Ohio Power Co [Member]
Recognized Gross Seams Elimination Cost Allocation Revenue [Text Block]
Company	(in millions)
APCo	$70.2
I&M	41.3
OPCo	92.1

Effects of Regulation (Tables)	12 Months Ended
Dec. 31, 2012
Regulatory Assets
	December 31,		Remaining
	2012	2011	Recovery Period

Current Regulatory Assets	(in millions)
Under-recovered Fuel Costs - earns a return	$86	$56	1 year
Under-recovered Fuel Costs - does not earn a return	2	9	1 year
Total Current Regulatory Assets	$88	$65

Noncurrent Regulatory Assets
Regulatory assets not yet being recovered pending future
proceedings to determine the recovery method and timing:

Regulatory Assets Currently Earning a Return
Storm Related Costs	$23	$24
Economic Development Rider	13	13
Other Regulatory Assets Not Yet Being Recovered	1	-
Regulatory Assets Currently Not Earning a Return
Storm Related Costs	172	10
Virginia Environmental Rate Adjustment Clause	29	18
Mountaineer Carbon Capture and Storage Product Validation Facility	14	14
Litigation Settlement	11	11
Deferred Wind Power Costs	5	38
Special Rate Mechanism for Century Aluminum	-	13
Other Regulatory Assets Not Yet Being Recovered	36	14
Total Regulatory Assets Not Yet Being Recovered	304	155

Regulatory assets being recovered:

Regulatory Assets Currently Earning a Return
Ohio Fuel Adjustment Clause	519	521	6 years
West Virginia Expanded Net Energy Charge	273	327	(a)
Ohio Deferred Asset Recovery Rider	152	173	6 years
Unamortized Loss on Reacquired Debt	82	92	31 years
Ohio Capacity Deferral	66	-	6 years
Transmission Cost Recovery Rider	49	28	3 years
Meter Replacement Costs	47	39	10 years
Storm Related Costs	36	65	6 years
RTO Formation/Integration Costs	15	18	7 years
Red Rock Generating Facility	10	10	44 years
Economic Development Rider	5	12	1 year
Capacity Auction True-Up	-	692
Other Regulatory Assets Being Recovered	10	15	various
Regulatory Assets Currently Not Earning a Return
Pension and OPEB Funded Status	1,896	2,308	12 years
Income Taxes, Net	1,353	1,237	44 years
Postemployment Benefits	45	47	5 years
Virginia Transmission Rate Adjustment Clause	33	20	2 years
Cook Nuclear Plant Refueling Outage Levelization	27	41	3 years
Storm Related Costs	27	35	6 years
West Virginia Expanded Net Energy Charge	26	32	(a)
Distribution Decoupling	16	-	2 years
Deferred Restructuring Costs	15	18	6 years
Deferred PJM Fees	14	22	2 years
Vegetation Management	13	11	1 year
Peak Demand Reduction/Energy Efficiency	12	8	1 year
Asset Retirement Obligation	9	14	8 years
Virginia Environmental Rate Adjustment Clause	8	24	1 year
Unrealized Loss on Forward Commitments	8	16	2 years
Restructuring Transition Costs	5	8	4 years
Other Regulatory Assets Being Recovered	31	38	various
Total Regulatory Assets Being Recovered	4,802	5,871

Total Noncurrent Regulatory Assets	$5,106	$6,026

(a)	Request for securitization is pending from the WVPSC to recover $422 million as securitized transition assets from ratepayers over the securitization bond period.

Regulatory Liabilities
	December 31,		Remaining
	2012	2011	Refund Period
Current Regulatory Liabilities	(in millions)
Over-recovered Fuel Costs - pays a return	$25	$5	1 year
Over-recovered Fuel Costs - does not pay a return	22	3	1 year
Total Current Regulatory Liabilities	$47	$8

Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits
Regulatory liabilities not yet being paid:

Regulatory Liabilities Currently Paying a Return
Louisiana Refundable Construction Financing Costs	$96	$53
Other Regulatory Liabilities Not Yet Being Paid	4	5
Regulatory Liabilities Currently Not Paying a Return
Other Regulatory Liabilities Not Yet Being Paid	9	8
Total Regulatory Liabilities Not Yet Being Paid	109	66

Regulatory liabilities being paid:

Regulatory Liabilities Currently Paying a Return
Asset Removal Costs	2,511	2,270	(a)
Advanced Metering Infrastructure Surcharge	83	78	8 years
Deferred Investment Tax Credits	23	27	48 years
Excess Earnings	12	13	41 years
Other Regulatory Liabilities Being Paid	1	4	various
Regulatory Liabilities Currently Not Paying a Return
Excess Asset Retirement Obligations for
Nuclear Decommissioning Liability	436	377	(b)
Deferred Investment Tax Credits	136	144	50 years
Over-recovery of Transition Charges	57	41	15 years
Unrealized Gain on Forward Commitments	46	41	5 years
Spent Nuclear Fuel Liability	43	43	(b)
Peak Demand Reduction/Energy Efficiency	31	40	2 years
Deferred State Income Tax Coal Credits	29	29	10 years
Other Regulatory Liabilities Being Paid	27	22	various
Total Regulatory Liabilities Being Paid	3,435	3,129

Total Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits	$3,544	$3,195

(a)	Relieved as removal costs are incurred.
(b)	Relieved when plant is decommissioned.

Appalachian Power Co [Member]
Regulatory Assets
	APCo			I&M
			Remaining			Remaining
	December 31,		Recovery	December 31,		Recovery
Regulatory Assets:	2012	2011	Period	2012	2011	Period
	(in thousands)			(in thousands)
Current Regulatory Assets
Under-recovered Fuel Costs - earns a return	$74,906	$41,105	1 year	$3,029	$-	1 year
Under-recovered Fuel Costs - does not earn a return	-	-		1,647	8,876	1 year
Total Current Regulatory Assets	$74,906	$41,105		$4,676	$8,876

Noncurrent Regulatory Assets
Regulatory assets not yet being recovered pending
future proceedings to determine the recovery
method and timing:

Regulatory Assets Currently Not Earning a Return
Storm Related Costs	$94,458	$-		$-	$-
Virginia Environmental Rate Adjustment Clause	29,320	17,950		-	-
Mountaineer Carbon Capture and Storage
Product Validation Facility	14,155	14,155		-	-
Dresden Plant Operating Costs	8,758	-		-	-
Deferred Wind Power Costs	5,143	38,192		-	-
Transmission Agreement Phase-In	2,992	1,925		-	-
Mountaineer Carbon Capture and Storage
Commercial Scale Facility	1,287	1,335		1,380	1,680
Special Rate Mechanism for Century Aluminum	-	12,811		-	-
Litigation Settlement	-	-		11,098	10,803
Other Regulatory Assets Not Yet Being Recovered	1,447	1,010		786	-
Total Regulatory Assets Not Yet Being Recovered	157,560	87,378		13,264	12,483

Regulatory assets being recovered:

Regulatory Assets Currently Earning a Return
West Virginia Expanded Net Energy Charge	272,783	326,766	(a)	-	-
Storm Related Costs	21,371	25,225	6 years	-	-
Unamortized Loss on Reacquired Debt	12,969	13,592	30 years	15,871	17,355	20 years
RTO Formation/Integration Costs	4,370	5,194	7 years	3,229	3,858	7 years
Customer Choice Implementation Costs	-	-		1,493	4,680	1 year
Regulatory Assets Currently Not Earning a Return
Income Taxes, Net	525,549	512,025	26 years	222,252	188,749	36 years
Pension and OPEB Funded Status	312,645	362,322	12 years	220,797	291,392	12 years
Virginia Transmission Rate Adjustment Clause	32,992	19,553	2 years	-	-
West Virginia Expanded Net Energy Charge	25,932	31,979	(a)	-	-
Postemployment Benefits	22,663	22,645	5 years	8,897	9,137	5 years
Storm Related Costs	13,712	16,324	6 years	-	-
Deferred Restructuring Costs	10,531	12,537	6 years	3,688	4,952	3 years
Asset Retirement Obligation	8,489	10,524	5 years	808	3,396	8 years
Virginia Environmental Rate Adjustment Clause	8,347	23,844	1 year	-	-
Virginia Generation Rate Adjustment Clause	3,469	-	1 year	-	-
Deferred Wind Power Costs	915	6,284	1 year	-	-
Virginia Environmental and Reliability Costs	560	3,838	1 year	-	-
Cook Nuclear Plant Refueling Outage Levelization	-	-		26,652	40,551	3 years
Deferred PJM Fees	-	-		13,998	21,746	2 years
River Transportation Division Expenses	-	-		4,576	1,899	1 year
Peak Demand Reduction/Energy Efficiency	-	-		2,608	1,387	1 year
Other Regulatory Assets Being Recovered	847	1,163	various	1,886	1,394	various
Total Regulatory Assets Being Recovered	1,278,144	1,393,815		526,755	590,496

Total Noncurrent Regulatory Assets	$1,435,704	$1,481,193		$540,019	$602,979

(a)	Request for securitization is pending from the WVPSC to recover $422 million as securitized transition assets from ratepayers over the securitization bond period.

Regulatory Liabilities
	APCo			I&M
			Remaining			Remaining
	December 31,		Refund	December 31,		Refund
Regulatory Liabilities:	2012	2011	Period	2012	2011	Period
	(in thousands)			(in thousands)
Current Regulatory Liabilities
Over-recovered Fuel Costs - pays a return	$-	$-		$-	$25
Total Current Regulatory Liabilities	$-	$-		$-	$25

Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits
Regulatory liabilities not yet being paid:

Regulatory Liabilities Currently Paying a Return
Other Regulatory Liabilities Not Yet Being Paid	$-	$-		$-	$318
Regulatory Liabilities Currently Not Paying a Return
Other Regulatory Liabilities Not Yet Being Paid	249	327		124	136
Total Regulatory Liabilities Not Yet Being Paid	249	327		124	454

Regulatory liabilities being paid:

Regulatory Liabilities Currently Paying a Return
Asset Removal Costs	552,590	526,885	(a)	381,116	362,134	(a)
Deferred Investment Tax Credits	2,823	3,231	48 years	-	-
Regulatory Liabilities Currently Not Paying a Return
Deferred State Income Tax Coal Credits	29,296	28,727	10 years	-	-
Unrealized Gain on Forward Commitments	21,433	15,597	5 years	19,872	21,785	5 years
Deferred Investment Tax Credits	382	1,214	3 years	48,130	52,633	25 years
Peak Demand Reduction/Energy Efficiency	907	811	1 year	11,080	11,078	1 year
Excess Asset Retirement Obligations for Nuclear
Decommissioning Liability	-	-		435,717	377,162	(b)
Spent Nuclear Fuel Liability	-	-		42,898	42,603	(b)
Off-system Sales Margin Sharing	-	-		7,611	5,892	1 year
Indiana Clean Coal Technology Rider	-	-		774	1,242	1 year
Other Regulatory Liabilities Being Paid	-	-		970	219	various
Total Regulatory Liabilities Being Paid	607,431	576,465		948,168	874,748

Total Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits	$607,680	$576,792		$948,292	$875,202

(a)	Relieved as removal costs are incurred.
(b)	Relieved when plant is decommissioned.

Indiana Michigan Power Co [Member]
Regulatory Assets
	APCo			I&M
			Remaining			Remaining
	December 31,		Recovery	December 31,		Recovery
Regulatory Assets:	2012	2011	Period	2012	2011	Period
	(in thousands)			(in thousands)
Current Regulatory Assets
Under-recovered Fuel Costs - earns a return	$74,906	$41,105	1 year	$3,029	$-	1 year
Under-recovered Fuel Costs - does not earn a return	-	-		1,647	8,876	1 year
Total Current Regulatory Assets	$74,906	$41,105		$4,676	$8,876

Noncurrent Regulatory Assets
Regulatory assets not yet being recovered pending
future proceedings to determine the recovery
method and timing:

Regulatory Assets Currently Not Earning a Return
Storm Related Costs	$94,458	$-		$-	$-
Virginia Environmental Rate Adjustment Clause	29,320	17,950		-	-
Mountaineer Carbon Capture and Storage
Product Validation Facility	14,155	14,155		-	-
Dresden Plant Operating Costs	8,758	-		-	-
Deferred Wind Power Costs	5,143	38,192		-	-
Transmission Agreement Phase-In	2,992	1,925		-	-
Mountaineer Carbon Capture and Storage
Commercial Scale Facility	1,287	1,335		1,380	1,680
Special Rate Mechanism for Century Aluminum	-	12,811		-	-
Litigation Settlement	-	-		11,098	10,803
Other Regulatory Assets Not Yet Being Recovered	1,447	1,010		786	-
Total Regulatory Assets Not Yet Being Recovered	157,560	87,378		13,264	12,483

Regulatory assets being recovered:

Regulatory Assets Currently Earning a Return
West Virginia Expanded Net Energy Charge	272,783	326,766	(a)	-	-
Storm Related Costs	21,371	25,225	6 years	-	-
Unamortized Loss on Reacquired Debt	12,969	13,592	30 years	15,871	17,355	20 years
RTO Formation/Integration Costs	4,370	5,194	7 years	3,229	3,858	7 years
Customer Choice Implementation Costs	-	-		1,493	4,680	1 year
Regulatory Assets Currently Not Earning a Return
Income Taxes, Net	525,549	512,025	26 years	222,252	188,749	36 years
Pension and OPEB Funded Status	312,645	362,322	12 years	220,797	291,392	12 years
Virginia Transmission Rate Adjustment Clause	32,992	19,553	2 years	-	-
West Virginia Expanded Net Energy Charge	25,932	31,979	(a)	-	-
Postemployment Benefits	22,663	22,645	5 years	8,897	9,137	5 years
Storm Related Costs	13,712	16,324	6 years	-	-
Deferred Restructuring Costs	10,531	12,537	6 years	3,688	4,952	3 years
Asset Retirement Obligation	8,489	10,524	5 years	808	3,396	8 years
Virginia Environmental Rate Adjustment Clause	8,347	23,844	1 year	-	-
Virginia Generation Rate Adjustment Clause	3,469	-	1 year	-	-
Deferred Wind Power Costs	915	6,284	1 year	-	-
Virginia Environmental and Reliability Costs	560	3,838	1 year	-	-
Cook Nuclear Plant Refueling Outage Levelization	-	-		26,652	40,551	3 years
Deferred PJM Fees	-	-		13,998	21,746	2 years
River Transportation Division Expenses	-	-		4,576	1,899	1 year
Peak Demand Reduction/Energy Efficiency	-	-		2,608	1,387	1 year
Other Regulatory Assets Being Recovered	847	1,163	various	1,886	1,394	various
Total Regulatory Assets Being Recovered	1,278,144	1,393,815		526,755	590,496

Total Noncurrent Regulatory Assets	$1,435,704	$1,481,193		$540,019	$602,979

(a)	Request for securitization is pending from the WVPSC to recover $422 million as securitized transition assets from ratepayers over the securitization bond period.

Regulatory Liabilities
	APCo			I&M
			Remaining			Remaining
	December 31,		Refund	December 31,		Refund
Regulatory Liabilities:	2012	2011	Period	2012	2011	Period
	(in thousands)			(in thousands)
Current Regulatory Liabilities
Over-recovered Fuel Costs - pays a return	$-	$-		$-	$25
Total Current Regulatory Liabilities	$-	$-		$-	$25

Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits
Regulatory liabilities not yet being paid:

Regulatory Liabilities Currently Paying a Return
Other Regulatory Liabilities Not Yet Being Paid	$-	$-		$-	$318
Regulatory Liabilities Currently Not Paying a Return
Other Regulatory Liabilities Not Yet Being Paid	249	327		124	136
Total Regulatory Liabilities Not Yet Being Paid	249	327		124	454

Regulatory liabilities being paid:

Regulatory Liabilities Currently Paying a Return
Asset Removal Costs	552,590	526,885	(a)	381,116	362,134	(a)
Deferred Investment Tax Credits	2,823	3,231	48 years	-	-
Regulatory Liabilities Currently Not Paying a Return
Deferred State Income Tax Coal Credits	29,296	28,727	10 years	-	-
Unrealized Gain on Forward Commitments	21,433	15,597	5 years	19,872	21,785	5 years
Deferred Investment Tax Credits	382	1,214	3 years	48,130	52,633	25 years
Peak Demand Reduction/Energy Efficiency	907	811	1 year	11,080	11,078	1 year
Excess Asset Retirement Obligations for Nuclear
Decommissioning Liability	-	-		435,717	377,162	(b)
Spent Nuclear Fuel Liability	-	-		42,898	42,603	(b)
Off-system Sales Margin Sharing	-	-		7,611	5,892	1 year
Indiana Clean Coal Technology Rider	-	-		774	1,242	1 year
Other Regulatory Liabilities Being Paid	-	-		970	219	various
Total Regulatory Liabilities Being Paid	607,431	576,465		948,168	874,748

Total Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits	$607,680	$576,792		$948,292	$875,202

(a)	Relieved as removal costs are incurred.
(b)	Relieved when plant is decommissioned.

Ohio Power Co [Member]
Regulatory Assets
	OPCo
			Remaining
	December 31,		Recovery
	2012	2011	Period
Regulatory Assets:	(in thousands)

Noncurrent Regulatory Assets
Regulatory assets not yet being recovered pending future proceedings to determine the recovery method and timing:

Regulatory Assets Currently Earning a Return
Economic Development Rider	$13,213	$12,572
Regulatory Assets Currently Not Earning a Return
Storm Related Costs	61,828	8,375
Ormet Delayed Payment Arrangement	5,453	-
Other Regulatory Assets Not Yet Being Recovered	30	-
Total Regulatory Assets Not Yet Being Recovered	80,524	20,947

Regulatory assets being recovered:

Regulatory Assets Currently Earning a Return
Ohio Fuel Adjustment Clause	518,595	506,607	6 years
Ohio Deferred Asset Recovery Rider	152,039	173,274	6 years
Ohio Capacity Deferral	65,818	-	6 years
Transmission Cost Recovery Rider	49,391	28,404	3 years
Unamortized Loss on Reacquired Debt	13,215	14,552	26 years
RTO Formation/Integration Costs	6,594	7,836	7 years
Economic Development Rider	5,488	11,738	1 year
Regulatory Assets Currently Not Earning a Return
Pension and OPEB Funded Status	309,685	389,712	12 years
Income Taxes, Net	190,685	190,981	21 years
Distribution Decoupling	16,198	-	2 years
Postemployment Benefits	7,658	8,669	5 years
Partnership with Ohio Contribution	2,405	3,400	3 years
Distribution Investment Rider	1,304	-	1 year
Unrealized Loss on Forward Commitments	810	9,930	1 year
Enhanced Service Reliability Plan	557	4,454	1 year
Total Regulatory Assets Being Recovered	1,340,442	1,349,557

Total Noncurrent Regulatory Assets	$1,420,966	$1,370,504

Regulatory Liabilities
	OPCo
			Remaining
	December 31,		Refund
	2012	2011	Period
Regulatory Liabilities:	(in thousands)

Current Regulatory Liabilities
Over-recovered Fuel Costs - does not pay a return	$14,848	$-	1 year
Total Current Regulatory Liabilities	$14,848	$-

Noncurrent Regulatory Liabilities and Deferred Investment Tax Credits
Regulatory liabilities not yet being paid:

Regulatory Liabilities Currently Paying a Return
IGCC Preconstruction Costs	$4,411	$4,196
Regulatory Liabilities Currently Not Paying a Return
Other Regulatory Liabilities Not Yet Being Paid	216	216
Total Regulatory Liabilities Not Yet Being Paid	4,627	4,412

Regulatory liabilities being paid:

Regulatory Liabilities Currently Paying a Return
Asset Removal Costs	416,461	251,100	(a)
Deferred Investment Tax Credits	322	549	9 years
Economic Development Rider	-	2,428
Transmission Cost Recovery Rider	-	542
Regulatory Liabilities Currently Not Paying a Return
Peak Demand Reduction/Energy Efficiency	12,596	19,124	2 years
Deferred Investment Tax Credits	11,321	12,944	12 years
Over-recovery of Costs Related to gridSMART®	3,501	7,504	2 years
Low Income Customers/Economic Recovery	2,243	2,521	3 years
Total Regulatory Liabilities Being Paid	446,444	296,712

Total Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits	$451,071	$301,124

(a)	Relieved as removal costs are incurred.

Public Service Co of Oklahoma [Member]
Regulatory Assets
	PSO			SWEPCo
			Remaining			Remaining
	December 31,		Recovery	December 31,		Recovery
	2012	2011	Period	2012	2011	Period
Regulatory Assets:	(in thousands)			(in thousands)

Current Regulatory Assets
Under-recovered Fuel Costs - earns a return	$-	$4,313		$8,527	$10,843	1 year
Total Current Regulatory Assets	$-	$4,313		$8,527	$10,843

Noncurrent Regulatory Assets
Regulatory assets not yet being recovered pending
future proceedings to determine the recovery
method and timing:

Regulatory Assets Currently Not Earning a Return
Rate Case Expense	$-	$-		$4,517	$-
Mountaineer Carbon Capture and Storage
Commercial Scale Facility	-	-		2,295	2,380
Other Regulatory Assets Not Yet Being Recovered	423	-		2,188	1,699
Total Regulatory Assets Not Yet Being Recovered	423	-		9,000	4,079

Regulatory assets being recovered:

Regulatory Assets Currently Earning a Return
Storm Related Costs	14,172	38,659	1 year	337	965	1 year
Unamortized Loss on Reacquired Debt	10,923	12,538	20 years	9,379	10,768	31 years
Red Rock Generating Facility	9,954	10,180	44 years	-	-
Acquisition of Valley Electric Membership
Corporation (VEMCO)	-	-		6,443	8,789	3 years
Regulatory Assets Currently Not Earning a Return
Pension and OPEB Funded Status	133,404	178,295	12 years	143,226	176,587	12 years
Vegetation Management	13,388	11,196	1 year	-	-
Peak Demand Reduction/Energy Efficiency	6,248	4,394	1 year	1,467	1,284	1 year
Unrealized Loss on Forward Commitments	5,347	1,706	1 year	427	4,684	1 year
Deferral of Major Generation Overhauls	4,533	6,133	5 years	-	-
Income Taxes, Net	3,785	2,923	34 years	230,220	178,826	40 years
Rate Case Expense	-	216		1,168	3,602	1 year
Dolet Hills Deferred Fuel	-	-		1,048	1,886	2 years
Storm Related Costs	-	-		400	2,556	1 year
Other Regulatory Assets Being Recovered	151	305	various	163	250	various
Total Regulatory Assets Being Recovered	201,905	266,545		394,278	390,197

Total Noncurrent Regulatory Assets	$202,328	$266,545		$403,278	$394,276

Regulatory Liabilities
	PSO			SWEPCo
			Remaining			Remaining
	December 31,		Refund	December 31,		Refund
	2012	2011	Period	2012	2011	Period
Regulatory Liabilities:	(in thousands)			(in thousands)

Current Regulatory Liabilities
Over-recovered Fuel Costs - pays a return	$7,945	$-	1 year	$16,761	$5,032	1 year
Total Current Regulatory Liabilities	$7,945	$-		$16,761	$5,032

Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits
Regulatory liabilities not yet being paid:

Regulatory Liabilities Currently Paying a Return
Louisiana Refundable Construction Financing Costs	$-	$-		$96,094	$52,594
Regulatory Liabilities Currently Not Paying a Return
Over-recovery of Costs Related to gridSMART®	3,964	4,232		-	-
Storm Related Costs	3,207	2,248		-	-
Other Regulatory Liabilities Not Yet Being Paid	1,613	-		-	806
Total Regulatory Liabilities Not Yet Being Paid	8,784	6,480		96,094	53,400

Regulatory liabilities being paid:

Regulatory Liabilities Currently Paying a Return
Asset Removal Costs	280,446	280,491	(a)	362,838	353,067	(a)
Excess Earnings	-	-		2,975	3,047	41 years
Other Regulatory Liabilities Being Paid	-	-		838	1,305	various
Regulatory Liabilities Currently Not Paying a Return
Deferred Investment Tax Credits	42,345	40,310	36 years	12,769	13,318	26 years
Base Load Purchase Power Contract	8,484	-	1 year	-	-
Peak Demand Reduction/Energy Efficiency	2,915	6,444	1 year	-	-
Vegetation Management	-	-		130	3,158	1 year
Other Regulatory Liabilities Being Paid	1,843	1,087	various	827	1,276	various
Total Regulatory Liabilities Being Paid	336,033	328,332		380,377	375,171

Total Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits	$344,817	$334,812		$476,471	$428,571

(a)	Relieved as removal costs are incurred.

Southwestern Electric Power Co [Member]
Regulatory Assets
	PSO			SWEPCo
			Remaining			Remaining
	December 31,		Recovery	December 31,		Recovery
	2012	2011	Period	2012	2011	Period
Regulatory Assets:	(in thousands)			(in thousands)

Current Regulatory Assets
Under-recovered Fuel Costs - earns a return	$-	$4,313		$8,527	$10,843	1 year
Total Current Regulatory Assets	$-	$4,313		$8,527	$10,843

Noncurrent Regulatory Assets
Regulatory assets not yet being recovered pending
future proceedings to determine the recovery
method and timing:

Regulatory Assets Currently Not Earning a Return
Rate Case Expense	$-	$-		$4,517	$-
Mountaineer Carbon Capture and Storage
Commercial Scale Facility	-	-		2,295	2,380
Other Regulatory Assets Not Yet Being Recovered	423	-		2,188	1,699
Total Regulatory Assets Not Yet Being Recovered	423	-		9,000	4,079

Regulatory assets being recovered:

Regulatory Assets Currently Earning a Return
Storm Related Costs	14,172	38,659	1 year	337	965	1 year
Unamortized Loss on Reacquired Debt	10,923	12,538	20 years	9,379	10,768	31 years
Red Rock Generating Facility	9,954	10,180	44 years	-	-
Acquisition of Valley Electric Membership
Corporation (VEMCO)	-	-		6,443	8,789	3 years
Regulatory Assets Currently Not Earning a Return
Pension and OPEB Funded Status	133,404	178,295	12 years	143,226	176,587	12 years
Vegetation Management	13,388	11,196	1 year	-	-
Peak Demand Reduction/Energy Efficiency	6,248	4,394	1 year	1,467	1,284	1 year
Unrealized Loss on Forward Commitments	5,347	1,706	1 year	427	4,684	1 year
Deferral of Major Generation Overhauls	4,533	6,133	5 years	-	-
Income Taxes, Net	3,785	2,923	34 years	230,220	178,826	40 years
Rate Case Expense	-	216		1,168	3,602	1 year
Dolet Hills Deferred Fuel	-	-		1,048	1,886	2 years
Storm Related Costs	-	-		400	2,556	1 year
Other Regulatory Assets Being Recovered	151	305	various	163	250	various
Total Regulatory Assets Being Recovered	201,905	266,545		394,278	390,197

Total Noncurrent Regulatory Assets	$202,328	$266,545		$403,278	$394,276

Regulatory Liabilities
	PSO			SWEPCo
			Remaining			Remaining
	December 31,		Refund	December 31,		Refund
	2012	2011	Period	2012	2011	Period
Regulatory Liabilities:	(in thousands)			(in thousands)

Current Regulatory Liabilities
Over-recovered Fuel Costs - pays a return	$7,945	$-	1 year	$16,761	$5,032	1 year
Total Current Regulatory Liabilities	$7,945	$-		$16,761	$5,032

Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits
Regulatory liabilities not yet being paid:

Regulatory Liabilities Currently Paying a Return
Louisiana Refundable Construction Financing Costs	$-	$-		$96,094	$52,594
Regulatory Liabilities Currently Not Paying a Return
Over-recovery of Costs Related to gridSMART®	3,964	4,232		-	-
Storm Related Costs	3,207	2,248		-	-
Other Regulatory Liabilities Not Yet Being Paid	1,613	-		-	806
Total Regulatory Liabilities Not Yet Being Paid	8,784	6,480		96,094	53,400

Regulatory liabilities being paid:

Regulatory Liabilities Currently Paying a Return
Asset Removal Costs	280,446	280,491	(a)	362,838	353,067	(a)
Excess Earnings	-	-		2,975	3,047	41 years
Other Regulatory Liabilities Being Paid	-	-		838	1,305	various
Regulatory Liabilities Currently Not Paying a Return
Deferred Investment Tax Credits	42,345	40,310	36 years	12,769	13,318	26 years
Base Load Purchase Power Contract	8,484	-	1 year	-	-
Peak Demand Reduction/Energy Efficiency	2,915	6,444	1 year	-	-
Vegetation Management	-	-		130	3,158	1 year
Other Regulatory Liabilities Being Paid	1,843	1,087	various	827	1,276	various
Total Regulatory Liabilities Being Paid	336,033	328,332		380,377	375,171

Total Noncurrent Regulatory Liabilities and
Deferred Investment Tax Credits	$344,817	$334,812		$476,471	$428,571

(a)	Relieved as removal costs are incurred.

Commitments, Guarantees and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Contractual Commitments
	Less Than 1			After
Contractual Commitments	Year	2-3 Years	4-5 Years	5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$2,642	$3,928	$2,854	$2,908	$12,332
Energy and Capacity Purchase Contracts (b)	177	359	368	2,494	3,398
Construction Contracts for Capital Assets (c)	187	-	-	-	187
Total	$3,006	$4,287	$3,222	$5,402	$15,917

(a)	Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.
(b)	Represents contractual commitments for energy and capacity purchase contracts.
(c)	Represents only capital assets for which we have signed contracts. Actual payments are dependent upon and may vary significantly based upon the decision to build, regulatory approval schedules, timing and escalation of project costs.

Appalachian Power Co [Member]
Forecasted Construction Expenditures by Registrant
Forecasted
Construction
Company	Expenditures
(in millions)
APCo	$370
I&M	484
OPCo	617
PSO	295
SWEPCo	398

Contractual Commitments
	Less Than 1			After
Contractual Commitments - APCo	Year	2-3 Years	4-5 Years	5 Years	Total
	(in thousands)
Fuel Purchase Contracts (a)	$611,664	$711,277	$544,598	$553,315	$2,420,854
Energy and Capacity Purchase Contracts (b)	32,293	66,034	67,882	586,336	752,545
Construction Contracts for Capital Assets (c)	13,094	-	-	-	13,094
Total	$657,051	$777,311	$612,480	$1,139,651	$3,186,493

(a)       Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.

(b)       Represents contractual commitments for energy and capacity purchase contracts.

(c)       Represents only capital assets for which there are signed contracts. Actual payments are dependent upon and may vary significantly based upon the decision to build, regulatory approval schedules, timing and escalation of projects costs.

Pollution Control Bonds Supported by Bilateral Letters of Credit
		Bilateral	Maturity of
	Pollution	Letters	Bilateral Letters
Company	Control Bonds	of Credit	of Credit
	(in thousands)
APCo	$229,650	$232,293	March 2013 to March 2014
I&M	77,000	77,886	March 2013
OPCo	50,000	50,575	March 2013

Indiana Michigan Power Co [Member]
Forecasted Construction Expenditures by Registrant
Forecasted
Construction
Company	Expenditures
(in millions)
APCo	$370
I&M	484
OPCo	617
PSO	295
SWEPCo	398

Contractual Commitments
	Less Than 1			After
Contractual Commitments - I&M	Year	2-3 Years	4-5 Years	5 Years	Total
	(in thousands)
Fuel Purchase Contracts (a)	$330,157	$535,223	$336,830	$447,930	$1,650,140
Energy and Capacity Purchase Contracts (b)	89,128	178,501	178,543	609,371	1,055,543
Construction Contracts for Capital Assets (c)	6,389	-	-	-	6,389
Total	$425,674	$713,724	$515,373	$1,057,301	$2,712,072

(a)       Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.

(b)       Represents contractual commitments for energy and capacity purchase contracts.

(c)       Represents only capital assets for which there are signed contracts. Actual payments are dependent upon and may vary significantly based upon the decision to build, regulatory approval schedules, timing and escalation of projects costs.

Maximum Future Payments of Letters of Credit
Company	Amount	Maturity
(in thousands)
I&M	$150	March 2013
OPCo	2,102	June 2013
SWEPCo	4,448	March 2013

Pollution Control Bonds Supported by Bilateral Letters of Credit
		Bilateral	Maturity of
	Pollution	Letters	Bilateral Letters
Company	Control Bonds	of Credit	of Credit
	(in thousands)
APCo	$229,650	$232,293	March 2013 to March 2014
I&M	77,000	77,886	March 2013
OPCo	50,000	50,575	March 2013

Ohio Power Co [Member]
Forecasted Construction Expenditures by Registrant
Forecasted
Construction
Company	Expenditures
(in millions)
APCo	$370
I&M	484
OPCo	617
PSO	295
SWEPCo	398

Contractual Commitments
	Less Than 1			After
Contractual Commitments - OPCo	Year	2-3 Years	4-5 Years	5 Years	Total
	(in thousands)
Fuel Purchase Contracts (a)	$1,167,631	$2,012,580	$1,542,218	$1,368,019	$6,090,448
Energy and Capacity Purchase Contracts (b)	45,009	91,997	94,290	920,573	1,151,869
Construction Contracts for Capital Assets (c)	22,407	-	-	-	22,407
Total	$1,235,047	$2,104,577	$1,636,508	$2,288,592	$7,264,724

(a)       Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.

(b)       Represents contractual commitments for energy and capacity purchase contracts.

(c)       Represents only capital assets for which there are signed contracts. Actual payments are dependent upon and may vary significantly based upon the decision to build, regulatory approval schedules, timing and escalation of projects costs.

Maximum Future Payments of Letters of Credit
Company	Amount	Maturity
(in thousands)
I&M	$150	March 2013
OPCo	2,102	June 2013
SWEPCo	4,448	March 2013

Pollution Control Bonds Supported by Bilateral Letters of Credit
		Bilateral	Maturity of
	Pollution	Letters	Bilateral Letters
Company	Control Bonds	of Credit	of Credit
	(in thousands)
APCo	$229,650	$232,293	March 2013 to March 2014
I&M	77,000	77,886	March 2013
OPCo	50,000	50,575	March 2013

Public Service Co of Oklahoma [Member]
Forecasted Construction Expenditures by Registrant
Forecasted
Construction
Company	Expenditures
(in millions)
APCo	$370
I&M	484
OPCo	617
PSO	295
SWEPCo	398

Contractual Commitments
	Less Than 1			After
Contractual Commitments - PSO	Year	2-3 Years	4-5 Years	5 Years	Total
	(in thousands)
Fuel Purchase Contracts (a)	$119,855	$140,535	$113,035	$197,788	$571,213
Energy and Capacity Purchase Contracts (b)	69,216	141,389	145,439	528,899	884,943
Construction Contracts for Capital Assets (c)	9,554	-	-	-	9,554
Total	$198,625	$281,924	$258,474	$726,687	$1,465,710

(a)       Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.

(b)       Represents contractual commitments for energy and capacity purchase contracts.

(c)       Represents only capital assets for which there are signed contracts. Actual payments are dependent upon and may vary significantly based upon the decision to build, regulatory approval schedules, timing and escalation of projects costs.

Southwestern Electric Power Co [Member]
Forecasted Construction Expenditures by Registrant
Forecasted
Construction
Company	Expenditures
(in millions)
APCo	$370
I&M	484
OPCo	617
PSO	295
SWEPCo	398

Contractual Commitments
	Less Than 1			After
Contractual Commitments - SWEPCo	Year	2-3 Years	4-5 Years	5 Years	Total
	(in thousands)
Fuel Purchase Contracts (a)	$296,426	$487,711	$316,753	$340,969	$1,441,859
Energy and Capacity Purchase Contracts (b)	19,714	39,252	40,656	244,199	343,821
Construction Contracts for Capital Assets (c)	21,898	-	-	-	21,898
Total	$338,038	$526,963	$357,409	$585,168	$1,807,578

(a)       Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.

(b)       Represents contractual commitments for energy and capacity purchase contracts.

(c)       Represents only capital assets for which there are signed contracts. Actual payments are dependent upon and may vary significantly based upon the decision to build, regulatory approval schedules, timing and escalation of projects costs.

Maximum Future Payments of Letters of Credit
Company	Amount	Maturity
(in thousands)
I&M	$150	March 2013
OPCo	2,102	June 2013
SWEPCo	4,448	March 2013

Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2012
Health Care Trend Rates
Health Care Trend Rates	2012	2011
Initial	7.00%	7.50%
Ultimate	5.00%	5.00%
Year Ultimate Reached	2020	2016

Effect of a 1% Change in Assumed Health Care Cost Trend Rates for the OPEB Health Care Plans
	1% Increase	1% Decrease
	(in millions)
Effect on Total Service and Interest Cost
Components of Net Periodic Postretirement Health
Care Benefit Cost	$24	$(19)

Effect on the Health Care Component of the
Accumulated Postretirement Benefit Obligation	118	(89)

Reconciliation of Changes in Benefit Obligations and Fair Value of Assets
			Other Postretirement
	Pension Plans		Benefit Plans
	2012	2011	2012	2011
Change in Benefit Obligation	(in millions)
Benefit Obligation as of January 1	$4,991	$4,807	$2,227	$2,125
Service Cost	76	72	47	42
Interest Cost	223	237	103	109
Actuarial Loss	299	169	148	253
Plan Amendment Prior Service Credit	-	-	(570)	(196)
Curtailment and Settlements	(1)	-	-	1
Benefit Payments	(383)	(294)	(151)	(150)
Participant Contributions	-	-	35	34
Medicare Subsidy	-	-	10	9
Benefit Obligation as of December 31	$5,205	$4,991	$1,849	$2,227

Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	$4,303	$3,858	$1,410	$1,461
Actual Gain (Loss) on Plan Assets	560	282	178	(14)
Company Contributions	216	457	96	79
Participant Contributions	-	-	35	34
Benefit Payments	(383)	(294)	(151)	(150)
Fair Value of Plan Assets as of December 31	$4,696	$4,303	$1,568	$1,410

Underfunded Status as of December 31	$(509)	$(688)	$(281)	$(817)

Benefit Amounts Recognized on the Balance Sheets
Benefit Amounts Recognized on the Balance Sheets as of December 31, 2012 and 2011

			Other Postretirement
	Pension Plans		Benefit Plans

	December 31,
	2012	2011	2012	2011
	(in millions)
Other Current Liabilities - Accrued Short-term
Benefit Liability	$(7)	$(8)	$(4)	$(4)
Employee Benefits and Pension Obligations -
Accrued Long-term Benefit Liability	(502)	(680)	(277)	(813)
Underfunded Status	$(509)	$(688)	$(281)	$(817)

Amounts Included in AOCI and Regulatory Assets
Amounts Included in AOCI and Regulatory Assets as of December 31, 2012 and 2011

			Other Postretirement
	Pension Plans		Benefit Plans
	December 31,
	2012	2011	2012	2011
Components	(in millions)
Net Actuarial Loss	$2,111	$2,208	$989	$979
Prior Service Cost (Credit)	11	10	(762)	(210)
Transition Obligation	-	-	-	1

Recorded as
Regulatory Assets	$1,774	$1,818	$108	$479
Deferred Income Taxes	122	140	42	102
Net of Tax AOCI	226	260	77	189

Components of Change in Amounts Included in AOCI and Regulatory Assets
			Other Postretirement
	Pension Plans		Benefit Plans
	Years Ended December 31,
	2012	2011	2012	2011
Components	(in millions)
Actuarial Loss During the Year	$58	$201	$67	$370
Prior Service Credit	-	-	(570)	(191)
Amortization of Actuarial Loss	(155)	(122)	(57)	(29)
Amortization of Prior Service Credit (Cost)	1	(1)	18	1
Amortization of Transition Obligation	-	-	(1)	(2)
Change for the Year	$(96)	$78	$(543)	$149

Accumulated Benefit Obligation
	December 31,
Accumulated Benefit Obligation	2012	2011
	(in millions)
Qualified Pension Plan	$5,001	$4,808
Nonqualified Pension Plans	82	89
Total	$5,083	$4,897

Underfunded Accumulated Benefit Obligation
	Underfunded Pension Plans
	December 31,
	2012	2011
	(in millions)
Projected Benefit Obligation	$5,205	$4,991

Accumulated Benefit Obligation	$5,083	$4,897
Fair Value of Plan Assets	4,696	4,303
Underfunded Accumulated Benefit Obligation	$(387)	$(594)

Estimated Payments Expected to be Made by the Pension and OPEB Plans
	Pension Plans	Other Postretirement Benefit Plans
	Pension	Benefit	Medicare Subsidy
	Payments	Payments	Receipts
	(in millions)
2013	$340	$140	$-
2014	349	146	-
2015	356	153	-
2016	359	162	-
2017	364	171	-
Years 2018 to 2022, in Total	1,844	990	2

Components of Net Periodic Benefit Cost
				Other Postretirement
	Pension Plans			Benefit Plans
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010
	(in millions)
Service Cost	$76	$72	$111	$47	$42	$47
Interest Cost	223	237	253	103	109	113
Expected Return on Plan Assets	(319)	(314)	(312)	(101)	(109)	(105)
Curtailment	-	-	-	-	1	-
Amortization of Transition Obligation	-	-	-	1	2	27
Amortization of Prior Service Cost (Credit)	(1)	1	-	(18)	(1)	-
Amortization of Net Actuarial Loss	155	122	89	57	29	29
Net Periodic Benefit Cost	134	118	141	89	73	111
Capitalized Portion	(42)	(37)	(44)	(28)	(22)	(35)
Net Periodic Benefit Cost Recognized as
Expense	$92	$81	$97	$61	$51	$76

Estimated Amounts to be Amortized to Net Periodic Benefit Costs
		Other
		Postretirement
	Pension Plans	Benefit Plans
Components	(in millions)
Net Actuarial Loss	$176	$64
Prior Service Cost (Credit)	3	(69)
Total Estimated 2013 Amortization	$179	$(5)

Expected to be Recorded as
Regulatory Asset	$148	$(7)
Deferred Income Taxes	11	1
Net of Tax AOCI	20	1
Total	$179	$(5)

Appalachian Power Co [Member]
Health Care Trend Rates
Health Care Trend Rates	2012	2011
Initial	7.00%	7.50%
Ultimate	5.00%	5.00%
Year Ultimate Reached	2020	2016

Effect of a 1% Change in Assumed Health Care Cost Trend Rates for the OPEB Health Care Plans
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Effect on Total Service and Interest Cost
Components of Net Periodic Postretirement
Health Care Benefit Cost:
1% Increase	$3,845	$3,017	$5,347	$1,336	$1,547
1% Decrease	(3,029)	(2,390)	(4,206)	(1,059)	(1,227)

Effect on the Health Care Component of the
Accumulated Postretirement Benefit
Obligation:
1% Increase	$26,416	$12,592	$34,018	$5,447	$6,008
1% Decrease	(20,173)	(9,529)	(25,950)	(4,113)	(4,537)

Reconciliation of Changes in Benefit Obligations and Fair Value of Assets
APCo			Other Postretirement
	Pension Plans		Benefit Plans
	2012	2011	2012	2011
Change in Benefit Obligation	(in thousands)
Benefit Obligation as of January 1	$681,450	$652,219	$395,482	$383,152
Service Cost	7,565	7,199	5,387	4,983
Interest Cost	30,211	32,293	18,462	19,468
Actuarial Loss	43,341	29,137	31,776	41,306
Plan Amendment Prior Service Credit	-	-	(80,528)	(31,145)
Benefit Payments	(44,107)	(39,398)	(29,228)	(30,040)
Participant Contributions	-	-	5,826	6,005
Medicare Subsidy	-	-	1,813	1,753
Benefit Obligation as of December 31	$718,460	$681,450	$348,990	$395,482

Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	$570,756	$512,836	$229,735	$243,771
Actual Gain (Loss) on Plan Assets	69,686	36,970	44,919	(4,102)
Company Contributions	25,235	60,348	16,506	14,101
Participant Contributions	-	-	5,826	6,005
Benefit Payments	(44,107)	(39,398)	(29,228)	(30,040)
Fair Value of Plan Assets as of December 31	$621,570	$570,756	$267,758	$229,735

Underfunded Status as of December 31	$(96,890)	$(110,694)	$(81,232)	$(165,747)

Benefit Amounts Recognized on the Balance Sheets
			Other Postretirement
	Pension Plans		Benefit Plans
	December 31,
APCo	2012	2011	2012	2011
	(in thousands)
Other Current Liabilities - Accrued Short-term
Benefit Liability	$(34)	$(34)	$(2,836)	$(2,956)
Employee Benefits and Pension Obligations -
Accrued Long-term Benefit Liability	(96,856)	(110,660)	(78,396)	(162,791)
Underfunded Status	$(96,890)	$(110,694)	$(81,232)	$(165,747)

Amounts Included in AOCI and Regulatory Assets
			Other Postretirement
APCo	Pension Plans		Benefit Plans
	December 31,
	2012	2011	2012	2011
Components	(in thousands)
Net Actuarial Loss	$303,483	$308,223	$167,173	$174,615
Prior Service Cost (Credit)	918	1,393	(110,726)	(33,060)
Transition Obligation	-	-	-	780

Recorded as
Regulatory Assets	$299,456	$305,558	$13,189	$56,764
Deferred Income Taxes	1,732	1,420	15,140	29,951
Net of Tax AOCI	3,213	2,638	28,118	55,620

Components of Change in Amounts Included in AOCI and Regulatory Assets
Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$15,599	$12,905	$13,577	$(4,718)	$(3,373)
Amortization of Actuarial Loss	(20,339)	(17,569)	(30,439)	(8,206)	(8,330)
Amortization of Prior Service Credit (Cost)	(475)	(407)	(743)	948	793
Change for the Year Ended
December 31, 2012	$(5,215)	$(5,071)	$(17,605)	$(11,976)	$(10,910)

Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$33,995	$21,372	$44,976	$8,712	$8,958
Amortization of Actuarial Loss	(16,570)	(14,144)	(24,828)	(6,757)	(6,759)
Amortization of Prior Service Credit (Cost)	(917)	(744)	(1,474)	950	795
Change for the Year Ended
December 31, 2011	$16,508	$6,484	$18,674	$2,905	$2,994

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$3,084	$11,747	$(1,170)	$5,166	$11,341
Amortization of Actuarial Loss	(10,526)	(7,050)	(13,669)	(3,189)	(3,659)
Prior Service Credit	(80,528)	(78,851)	(101,384)	(35,971)	(47,309)
Amortization of Prior Service Credit	2,862	2,383	3,873	1,079	933
Amortization of Transition Obligation	(780)	(132)	(104)	-	-
Change for the Year Ended
December 31, 2012	$(85,888)	$(71,903)	$(112,454)	$(32,915)	$(38,694)

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$65,104	$46,321	$79,611	$22,147	$23,619
Amortization of Actuarial Loss	(5,839)	(3,566)	(7,298)	(1,553)	(1,785)
Prior Service Credit	(31,145)	(24,846)	(42,357)	(11,612)	(9,409)
Amortization of Prior Service Credit (Cost)	171	237	212	75	(258)
Amortization of Transition Obligation	(1,167)	(188)	(150)	-	-
Change for the Year Ended
December 31, 2011	$27,124	$17,958	$30,018	$9,057	$12,167

Accumulated Benefit Obligation
Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$708,476	$603,448	$1,048,796	$269,738	$273,860
Nonqualified Pension Plans	191	200	796	1,287	1,098
Total as of December 31, 2012	$708,667	$603,648	$1,049,592	$271,025	$274,958

Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$672,967	$569,855	$1,005,608	$269,230	$269,809
Nonqualified Pension Plans	234	168	821	1,368	1,223
Total as of December 31, 2011	$673,201	$570,023	$1,006,429	$270,598	$271,032

Underfunded Accumulated Benefit Obligation
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$718,460	$618,973	$1,068,186	$279,685	$1,098

Accumulated Benefit Obligation	$708,667	$603,648	$1,049,592	$271,025	$1,098
Fair Value of Plan Assets	621,570	552,026	1,015,115	264,823	-
Underfunded Accumulated Benefit
Obligation as of December 31, 2012	$(87,097)	$(51,622)	$(34,477)	$(6,202)	$(1,098)

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$681,450	$581,677	$1,020,890	$277,448	$277,594

Accumulated Benefit Obligation	$673,201	$570,023	$1,006,429	$270,598	$271,032
Fair Value of Plan Assets	570,756	503,926	925,939	245,769	255,861
Underfunded Accumulated Benefit
Obligation as of December 31, 2011	$(102,445)	$(66,097)	$(80,490)	$(24,829)	$(15,171)

Estimated Contributions and Payments to the Pension and OPEB Plans
		Other Postretirement
Company	Pension Plans	Benefit Plans
	(in thousands)
APCo	$11,883	$3,079
I&M	14,867	315
OPCo	8,965	1,027
PSO	6,089	-
SWEPCo	11,345	-

Estimated Payments Expected to be Made by the Pension and OPEB Plans
Pension Plans	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$45,750	$36,365	$72,470	$20,560	$21,004
2014	47,455	36,958	73,771	21,772	22,223
2015	46,625	38,694	73,945	22,310	22,352
2016	47,604	39,469	75,347	22,297	22,278
2017	48,367	40,350	75,575	22,347	23,162
Years 2018 to 2022, in Total	245,312	213,444	370,934	110,866	114,257

Other Postretirement Benefit Plans:
Benefit Payments	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$26,427	$17,092	$34,561	$7,821	$8,143
2014	27,549	17,999	35,532	8,169	8,748
2015	28,553	19,150	36,755	8,676	9,233
2016	29,738	20,468	38,435	9,239	9,879
2017	30,834	21,549	39,543	9,712	10,582
Years 2018 to 2022, in Total	172,977	127,047	224,357	56,882	64,145

Other Postretirement Benefit Plans:
Medicare Subsidy Receipts	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$243	$25	$41	$-	$-
2014	257	24	47	-	-
2015	269	23	58	-	-
2016	278	23	65	-	-
2017	283	22	76	-	-
Years 2018 to 2022, in Total	1,452	97	599	-	-

Components of Net Periodic Benefit Cost
				Other Postretirement
APCo	Pension Plans			Benefit Plans
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010
	(in thousands)
Service Cost	$7,565	$7,199	$12,908	$5,387	$4,983	$5,722
Interest Cost	30,211	32,293	33,956	18,462	19,468	20,300
Expected Return on Plan Assets	(41,944)	(41,833)	(43,805)	(16,753)	(17,985)	(17,628)
Amortization of Transition Obligation	-	-	-	780	1,167	5,244
Amortization of Prior Service Cost (Credit)	475	917	917	(2,862)	(171)	-
Amortization of Net Actuarial Loss	20,339	16,570	11,842	10,526	5,839	5,410
Net Periodic Benefit Cost	16,646	15,146	15,818	15,540	13,301	19,048
Capitalized Portion	(6,525)	(5,604)	(6,058)	(6,092)	(4,921)	(7,295)
Net Periodic Benefit Cost Recognized as
Expense	$10,121	$9,542	$9,760	$9,448	$8,380	$11,753

Estimated Amounts to be Amortized to Net Periodic Benefit Costs
	APCo	I&M	OPCo	PSO	SWEPCo
Pension Plan - Components	(in thousands)
Net Actuarial Loss	$24,305	$20,939	$36,137	$9,464	$9,662
Prior Service Cost	198	195	283	297	350
Total Estimated 2013 Amortization	$24,503	$21,134	$36,420	$9,761	$10,012

Pension Plans -
Expected to be Recorded as
Regulatory Asset	$24,367	$19,852	$19,387	$9,761	$10,012
Deferred Income Taxes	48	449	5,962	-	-
Net of Tax AOCI	88	833	11,071	-	-
Total	$24,503	$21,134	$36,420	$9,761	$10,012

	APCo	I&M	OPCo	PSO	SWEPCo
Other Postretirement Benefit Plans -	(in thousands)
Components
Net Actuarial Loss	$12,114	$7,624	$16,198	$3,480	$3,838
Prior Service Credit	(10,050)	(9,421)	(12,922)	(4,290)	(5,155)
Total Estimated 2013 Amortization	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

Other Postretirement Benefit Plans - Expected to be Recorded as
Regulatory Asset	$99	$(1,767)	$599	$(810)	$(899)
Deferred Income Taxes	688	(10)	937	-	(146)
Net of Tax AOCI	1,277	(20)	1,740	-	(272)
Total	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

Cost for Matching Contributions to the Retirement Savings Plans
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$7,579	$7,432	$7,284
I&M	9,706	9,541	8,969
OPCo	10,798	10,166	9,706
PSO	3,732	3,626	3,505
SWEPCo	4,890	4,438	3,866

Indiana Michigan Power Co [Member]
Health Care Trend Rates
Health Care Trend Rates	2012	2011
Initial	7.00%	7.50%
Ultimate	5.00%	5.00%
Year Ultimate Reached	2020	2016

Effect of a 1% Change in Assumed Health Care Cost Trend Rates for the OPEB Health Care Plans
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Effect on Total Service and Interest Cost
Components of Net Periodic Postretirement
Health Care Benefit Cost:
1% Increase	$3,845	$3,017	$5,347	$1,336	$1,547
1% Decrease	(3,029)	(2,390)	(4,206)	(1,059)	(1,227)

Effect on the Health Care Component of the
Accumulated Postretirement Benefit
Obligation:
1% Increase	$26,416	$12,592	$34,018	$5,447	$6,008
1% Decrease	(20,173)	(9,529)	(25,950)	(4,113)	(4,537)

Reconciliation of Changes in Benefit Obligations and Fair Value of Assets
I&M			Other Postretirement
	Pension Plans		Benefit Plans
	2012	2011	2012	2011
Change in Benefit Obligation	(in thousands)
Benefit Obligation as of January 1	$581,677	$560,982	$277,353	$266,742
Service Cost	9,908	9,447	6,621	6,119
Interest Cost	26,245	27,726	12,785	13,610
Actuarial Loss	44,475	17,289	13,638	28,876
Plan Amendment Prior Service Credit	-	-	(78,851)	(24,846)
Benefit Payments	(43,332)	(33,767)	(18,394)	(18,387)
Participant Contributions	-	-	4,226	4,112
Medicare Subsidy	-	-	1,175	1,127
Benefit Obligation as of December 31	$618,973	$581,677	$218,553	$277,353

Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	$503,926	$451,688	$181,237	$188,690
Actual Gain (Loss) on Plan Assets	69,136	32,773	14,357	(3,946)
Company Contributions	22,296	53,232	12,702	10,768
Participant Contributions	-	-	4,226	4,112
Benefit Payments	(43,332)	(33,767)	(18,394)	(18,387)
Fair Value of Plan Assets as of December 31	$552,026	$503,926	$194,128	$181,237

Underfunded Status as of December 31	$(66,947)	$(77,751)	$(24,425)	$(96,116)

Benefit Amounts Recognized on the Balance Sheets
			Other Postretirement
	Pension Plans		Benefit Plans
	December 31,
I&M	2012	2011	2012	2011
	(in thousands)
Other Current Liabilities - Accrued Short-term
Benefit Liability	$(15)	$(14)	$(290)	$(308)
Deferred Credits and Other Noncurrent Liabilities -
Accrued Long-term Benefit Liability	(66,932)	(77,737)	(24,135)	(95,808)
Underfunded Status	$(66,947)	$(77,751)	$(24,425)	$(96,116)

Amounts Included in AOCI and Regulatory Assets
			Other Postretirement
I&M	Pension Plans		Benefit Plans
	December 31,
	2012	2011	2012	2011
Components	(in thousands)
Net Actuarial Loss	$211,443	$216,107	$125,935	$121,238
Prior Service Cost (Credit)	900	1,307	(103,959)	(27,491)
Transition Obligation	-	-	-	132

Recorded as
Regulatory Assets	$202,821	$207,237	$17,976	$84,155
Deferred Income Taxes	3,332	3,561	1,400	3,403
Net of Tax AOCI	6,190	6,616	2,600	6,321

Components of Change in Amounts Included in AOCI and Regulatory Assets
Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$15,599	$12,905	$13,577	$(4,718)	$(3,373)
Amortization of Actuarial Loss	(20,339)	(17,569)	(30,439)	(8,206)	(8,330)
Amortization of Prior Service Credit (Cost)	(475)	(407)	(743)	948	793
Change for the Year Ended
December 31, 2012	$(5,215)	$(5,071)	$(17,605)	$(11,976)	$(10,910)

Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$33,995	$21,372	$44,976	$8,712	$8,958
Amortization of Actuarial Loss	(16,570)	(14,144)	(24,828)	(6,757)	(6,759)
Amortization of Prior Service Credit (Cost)	(917)	(744)	(1,474)	950	795
Change for the Year Ended
December 31, 2011	$16,508	$6,484	$18,674	$2,905	$2,994

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$3,084	$11,747	$(1,170)	$5,166	$11,341
Amortization of Actuarial Loss	(10,526)	(7,050)	(13,669)	(3,189)	(3,659)
Prior Service Credit	(80,528)	(78,851)	(101,384)	(35,971)	(47,309)
Amortization of Prior Service Credit	2,862	2,383	3,873	1,079	933
Amortization of Transition Obligation	(780)	(132)	(104)	-	-
Change for the Year Ended
December 31, 2012	$(85,888)	$(71,903)	$(112,454)	$(32,915)	$(38,694)

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$65,104	$46,321	$79,611	$22,147	$23,619
Amortization of Actuarial Loss	(5,839)	(3,566)	(7,298)	(1,553)	(1,785)
Prior Service Credit	(31,145)	(24,846)	(42,357)	(11,612)	(9,409)
Amortization of Prior Service Credit (Cost)	171	237	212	75	(258)
Amortization of Transition Obligation	(1,167)	(188)	(150)	-	-
Change for the Year Ended
December 31, 2011	$27,124	$17,958	$30,018	$9,057	$12,167

Accumulated Benefit Obligation
Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$708,476	$603,448	$1,048,796	$269,738	$273,860
Nonqualified Pension Plans	191	200	796	1,287	1,098
Total as of December 31, 2012	$708,667	$603,648	$1,049,592	$271,025	$274,958

Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$672,967	$569,855	$1,005,608	$269,230	$269,809
Nonqualified Pension Plans	234	168	821	1,368	1,223
Total as of December 31, 2011	$673,201	$570,023	$1,006,429	$270,598	$271,032

Underfunded Accumulated Benefit Obligation
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$718,460	$618,973	$1,068,186	$279,685	$1,098

Accumulated Benefit Obligation	$708,667	$603,648	$1,049,592	$271,025	$1,098
Fair Value of Plan Assets	621,570	552,026	1,015,115	264,823	-
Underfunded Accumulated Benefit
Obligation as of December 31, 2012	$(87,097)	$(51,622)	$(34,477)	$(6,202)	$(1,098)

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$681,450	$581,677	$1,020,890	$277,448	$277,594

Accumulated Benefit Obligation	$673,201	$570,023	$1,006,429	$270,598	$271,032
Fair Value of Plan Assets	570,756	503,926	925,939	245,769	255,861
Underfunded Accumulated Benefit
Obligation as of December 31, 2011	$(102,445)	$(66,097)	$(80,490)	$(24,829)	$(15,171)

Estimated Contributions and Payments to the Pension and OPEB Plans
		Other Postretirement
Company	Pension Plans	Benefit Plans
	(in thousands)
APCo	$11,883	$3,079
I&M	14,867	315
OPCo	8,965	1,027
PSO	6,089	-
SWEPCo	11,345	-

Estimated Payments Expected to be Made by the Pension and OPEB Plans
Pension Plans	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$45,750	$36,365	$72,470	$20,560	$21,004
2014	47,455	36,958	73,771	21,772	22,223
2015	46,625	38,694	73,945	22,310	22,352
2016	47,604	39,469	75,347	22,297	22,278
2017	48,367	40,350	75,575	22,347	23,162
Years 2018 to 2022, in Total	245,312	213,444	370,934	110,866	114,257

Other Postretirement Benefit Plans:
Benefit Payments	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$26,427	$17,092	$34,561	$7,821	$8,143
2014	27,549	17,999	35,532	8,169	8,748
2015	28,553	19,150	36,755	8,676	9,233
2016	29,738	20,468	38,435	9,239	9,879
2017	30,834	21,549	39,543	9,712	10,582
Years 2018 to 2022, in Total	172,977	127,047	224,357	56,882	64,145

Other Postretirement Benefit Plans:
Medicare Subsidy Receipts	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$243	$25	$41	$-	$-
2014	257	24	47	-	-
2015	269	23	58	-	-
2016	278	23	65	-	-
2017	283	22	76	-	-
Years 2018 to 2022, in Total	1,452	97	599	-	-

Components of Net Periodic Benefit Cost
				Other Postretirement
I&M	Pension Plans			Benefit Plans
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010
	(in thousands)
Service Cost	$9,908	$9,447	$15,284	$6,621	$6,119	$6,750
Interest Cost	26,245	27,726	29,085	12,785	13,610	14,164
Expected Return on Plan Assets	(37,566)	(36,856)	(35,040)	(12,847)	(13,886)	(13,397)
Amortization of Transition Obligation	-	-	-	132	188	2,814
Amortization of Prior Service Cost (Credit)	407	744	744	(2,383)	(237)	-
Amortization of Net Actuarial Loss	17,569	14,144	10,065	7,050	3,566	3,526
Net Periodic Benefit Cost	16,563	15,205	20,138	11,358	9,360	13,857
Capitalized Portion	(3,114)	(3,163)	(4,028)	(2,135)	(1,947)	(2,771)
Net Periodic Benefit Cost Recognized as
Expense	$13,449	$12,042	$16,110	$9,223	$7,413	$11,086

Estimated Amounts to be Amortized to Net Periodic Benefit Costs
	APCo	I&M	OPCo	PSO	SWEPCo
Pension Plan - Components	(in thousands)
Net Actuarial Loss	$24,305	$20,939	$36,137	$9,464	$9,662
Prior Service Cost	198	195	283	297	350
Total Estimated 2013 Amortization	$24,503	$21,134	$36,420	$9,761	$10,012

Pension Plans -
Expected to be Recorded as
Regulatory Asset	$24,367	$19,852	$19,387	$9,761	$10,012
Deferred Income Taxes	48	449	5,962	-	-
Net of Tax AOCI	88	833	11,071	-	-
Total	$24,503	$21,134	$36,420	$9,761	$10,012

	APCo	I&M	OPCo	PSO	SWEPCo
Other Postretirement Benefit Plans -	(in thousands)
Components
Net Actuarial Loss	$12,114	$7,624	$16,198	$3,480	$3,838
Prior Service Credit	(10,050)	(9,421)	(12,922)	(4,290)	(5,155)
Total Estimated 2013 Amortization	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

Other Postretirement Benefit Plans - Expected to be Recorded as
Regulatory Asset	$99	$(1,767)	$599	$(810)	$(899)
Deferred Income Taxes	688	(10)	937	-	(146)
Net of Tax AOCI	1,277	(20)	1,740	-	(272)
Total	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

Cost for Matching Contributions to the Retirement Savings Plans
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$7,579	$7,432	$7,284
I&M	9,706	9,541	8,969
OPCo	10,798	10,166	9,706
PSO	3,732	3,626	3,505
SWEPCo	4,890	4,438	3,866

Ohio Power Co [Member]
Health Care Trend Rates
Health Care Trend Rates	2012	2011
Initial	7.00%	7.50%
Ultimate	5.00%	5.00%
Year Ultimate Reached	2020	2016

Effect of a 1% Change in Assumed Health Care Cost Trend Rates for the OPEB Health Care Plans
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Effect on Total Service and Interest Cost
Components of Net Periodic Postretirement
Health Care Benefit Cost:
1% Increase	$3,845	$3,017	$5,347	$1,336	$1,547
1% Decrease	(3,029)	(2,390)	(4,206)	(1,059)	(1,227)

Effect on the Health Care Component of the
Accumulated Postretirement Benefit
Obligation:
1% Increase	$26,416	$12,592	$34,018	$5,447	$6,008
1% Decrease	(20,173)	(9,529)	(25,950)	(4,113)	(4,537)

Reconciliation of Changes in Benefit Obligations and Fair Value of Assets
OPCo			Other Postretirement
	Pension Plans		Benefit Plans
	2012	2011	2012	2011
Change in Benefit Obligation	(in thousands)
Benefit Obligation as of January 1	$1,020,890	$984,089	$519,892	$506,255
Service Cost	11,003	10,230	8,748	7,827
Interest Cost	45,194	48,350	24,189	25,497
Actuarial Loss	63,571	42,693	42,013	49,132
Plan Amendment Prior Service Credit	-	-	(101,384)	(42,357)
Curtailment	-	-	-	605
Benefit Payments	(72,472)	(64,472)	(38,269)	(38,347)
Participant Contributions	-	-	8,545	8,828
Medicare Subsidy	-	-	2,556	2,452
Benefit Obligation as of December 31	$1,068,186	$1,020,890	$466,290	$519,892

Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	$925,939	$799,281	$311,836	$333,198
Actual Gain (Loss) on Plan Assets	118,395	63,181	65,125	(6,589)
Company Contributions	43,253	127,949	19,064	14,746
Participant Contributions	-	-	8,545	8,828
Benefit Payments	(72,472)	(64,472)	(38,269)	(38,347)
Fair Value of Plan Assets as of December 31	$1,015,115	$925,939	$366,301	$311,836

Underfunded Status as of December 31	$(53,071)	$(94,951)	$(99,989)	$(208,056)

Benefit Amounts Recognized on the Balance Sheets
			Other Postretirement
	Pension Plans		Benefit Plans
	December 31,
OPCo	2012	2011	2012	2011
	(in thousands)
Other Current Liabilities - Accrued Short-term
Benefit Liability	$(64)	$(62)	$(986)	$(991)
Employee Benefits and Pension Obligations -
Accrued Long-term Benefit Liability	(53,007)	(94,889)	(99,003)	(207,065)
Underfunded Status	$(53,071)	$(94,951)	$(99,989)	$(208,056)

Amounts Included in AOCI and Regulatory Assets
			Other Postretirement
OPCo	Pension Plans		Benefit Plans
	December 31,
	2012	2011	2012	2011
Components	(in thousands)
Net Actuarial Loss	$500,318	$517,180	$216,350	$231,189
Prior Service Cost (Credit)	1,282	2,025	(142,253)	(44,742)
Transition Obligation	-	-	-	104

Recorded as
Regulatory Assets	$289,931	$305,240	$19,754	$84,472
Deferred Income Taxes	74,084	74,888	19,020	35,728
Net of Tax AOCI	137,585	139,077	35,323	66,351

Components of Change in Amounts Included in AOCI and Regulatory Assets
Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$15,599	$12,905	$13,577	$(4,718)	$(3,373)
Amortization of Actuarial Loss	(20,339)	(17,569)	(30,439)	(8,206)	(8,330)
Amortization of Prior Service Credit (Cost)	(475)	(407)	(743)	948	793
Change for the Year Ended
December 31, 2012	$(5,215)	$(5,071)	$(17,605)	$(11,976)	$(10,910)

Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$33,995	$21,372	$44,976	$8,712	$8,958
Amortization of Actuarial Loss	(16,570)	(14,144)	(24,828)	(6,757)	(6,759)
Amortization of Prior Service Credit (Cost)	(917)	(744)	(1,474)	950	795
Change for the Year Ended
December 31, 2011	$16,508	$6,484	$18,674	$2,905	$2,994

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$3,084	$11,747	$(1,170)	$5,166	$11,341
Amortization of Actuarial Loss	(10,526)	(7,050)	(13,669)	(3,189)	(3,659)
Prior Service Credit	(80,528)	(78,851)	(101,384)	(35,971)	(47,309)
Amortization of Prior Service Credit	2,862	2,383	3,873	1,079	933
Amortization of Transition Obligation	(780)	(132)	(104)	-	-
Change for the Year Ended
December 31, 2012	$(85,888)	$(71,903)	$(112,454)	$(32,915)	$(38,694)

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$65,104	$46,321	$79,611	$22,147	$23,619
Amortization of Actuarial Loss	(5,839)	(3,566)	(7,298)	(1,553)	(1,785)
Prior Service Credit	(31,145)	(24,846)	(42,357)	(11,612)	(9,409)
Amortization of Prior Service Credit (Cost)	171	237	212	75	(258)
Amortization of Transition Obligation	(1,167)	(188)	(150)	-	-
Change for the Year Ended
December 31, 2011	$27,124	$17,958	$30,018	$9,057	$12,167

Accumulated Benefit Obligation
Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$708,476	$603,448	$1,048,796	$269,738	$273,860
Nonqualified Pension Plans	191	200	796	1,287	1,098
Total as of December 31, 2012	$708,667	$603,648	$1,049,592	$271,025	$274,958

Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$672,967	$569,855	$1,005,608	$269,230	$269,809
Nonqualified Pension Plans	234	168	821	1,368	1,223
Total as of December 31, 2011	$673,201	$570,023	$1,006,429	$270,598	$271,032

Underfunded Accumulated Benefit Obligation
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$718,460	$618,973	$1,068,186	$279,685	$1,098

Accumulated Benefit Obligation	$708,667	$603,648	$1,049,592	$271,025	$1,098
Fair Value of Plan Assets	621,570	552,026	1,015,115	264,823	-
Underfunded Accumulated Benefit
Obligation as of December 31, 2012	$(87,097)	$(51,622)	$(34,477)	$(6,202)	$(1,098)

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$681,450	$581,677	$1,020,890	$277,448	$277,594

Accumulated Benefit Obligation	$673,201	$570,023	$1,006,429	$270,598	$271,032
Fair Value of Plan Assets	570,756	503,926	925,939	245,769	255,861
Underfunded Accumulated Benefit
Obligation as of December 31, 2011	$(102,445)	$(66,097)	$(80,490)	$(24,829)	$(15,171)

Estimated Contributions and Payments to the Pension and OPEB Plans
		Other Postretirement
Company	Pension Plans	Benefit Plans
	(in thousands)
APCo	$11,883	$3,079
I&M	14,867	315
OPCo	8,965	1,027
PSO	6,089	-
SWEPCo	11,345	-

Estimated Payments Expected to be Made by the Pension and OPEB Plans
Pension Plans	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$45,750	$36,365	$72,470	$20,560	$21,004
2014	47,455	36,958	73,771	21,772	22,223
2015	46,625	38,694	73,945	22,310	22,352
2016	47,604	39,469	75,347	22,297	22,278
2017	48,367	40,350	75,575	22,347	23,162
Years 2018 to 2022, in Total	245,312	213,444	370,934	110,866	114,257

Other Postretirement Benefit Plans:
Benefit Payments	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$26,427	$17,092	$34,561	$7,821	$8,143
2014	27,549	17,999	35,532	8,169	8,748
2015	28,553	19,150	36,755	8,676	9,233
2016	29,738	20,468	38,435	9,239	9,879
2017	30,834	21,549	39,543	9,712	10,582
Years 2018 to 2022, in Total	172,977	127,047	224,357	56,882	64,145

Other Postretirement Benefit Plans:
Medicare Subsidy Receipts	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$243	$25	$41	$-	$-
2014	257	24	47	-	-
2015	269	23	58	-	-
2016	278	23	65	-	-
2017	283	22	76	-	-
Years 2018 to 2022, in Total	1,452	97	599	-	-

Components of Net Periodic Benefit Cost
				Other Postretirement
OPCo	Pension Plans			Benefit Plans
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010
	(in thousands)
Service Cost	$11,003	$10,230	$17,254	$8,748	$7,827	$8,187
Interest Cost	45,194	48,350	51,900	24,189	25,497	26,498
Expected Return on Plan Assets	(68,401)	(65,464)	(69,077)	(22,555)	(24,514)	(24,092)
Curtailment	-	-	-	-	605	-
Amortization of Transition Obligation	-	-	-	104	150	6,642
Amortization of Prior Service Cost (Credit)	743	1,474	1,474	(3,873)	(212)	-
Amortization of Net Actuarial Loss	30,439	24,828	18,150	13,669	7,298	6,877
Net Periodic Benefit Cost	18,978	19,418	19,701	20,282	16,651	24,112
Capitalized Portion	(7,060)	(6,932)	(6,843)	(7,545)	(5,944)	(8,334)
Net Periodic Benefit Cost Recognized as
Expense	$11,918	$12,486	$12,858	$12,737	$10,707	$15,778

Estimated Amounts to be Amortized to Net Periodic Benefit Costs
	APCo	I&M	OPCo	PSO	SWEPCo
Pension Plan - Components	(in thousands)
Net Actuarial Loss	$24,305	$20,939	$36,137	$9,464	$9,662
Prior Service Cost	198	195	283	297	350
Total Estimated 2013 Amortization	$24,503	$21,134	$36,420	$9,761	$10,012

Pension Plans -
Expected to be Recorded as
Regulatory Asset	$24,367	$19,852	$19,387	$9,761	$10,012
Deferred Income Taxes	48	449	5,962	-	-
Net of Tax AOCI	88	833	11,071	-	-
Total	$24,503	$21,134	$36,420	$9,761	$10,012

	APCo	I&M	OPCo	PSO	SWEPCo
Other Postretirement Benefit Plans -	(in thousands)
Components
Net Actuarial Loss	$12,114	$7,624	$16,198	$3,480	$3,838
Prior Service Credit	(10,050)	(9,421)	(12,922)	(4,290)	(5,155)
Total Estimated 2013 Amortization	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

Other Postretirement Benefit Plans - Expected to be Recorded as
Regulatory Asset	$99	$(1,767)	$599	$(810)	$(899)
Deferred Income Taxes	688	(10)	937	-	(146)
Net of Tax AOCI	1,277	(20)	1,740	-	(272)
Total	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

Cost for Matching Contributions to the Retirement Savings Plans
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$7,579	$7,432	$7,284
I&M	9,706	9,541	8,969
OPCo	10,798	10,166	9,706
PSO	3,732	3,626	3,505
SWEPCo	4,890	4,438	3,866

Public Service Co of Oklahoma [Member]
Health Care Trend Rates
Health Care Trend Rates	2012	2011
Initial	7.00%	7.50%
Ultimate	5.00%	5.00%
Year Ultimate Reached	2020	2016

Effect of a 1% Change in Assumed Health Care Cost Trend Rates for the OPEB Health Care Plans
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Effect on Total Service and Interest Cost
Components of Net Periodic Postretirement
Health Care Benefit Cost:
1% Increase	$3,845	$3,017	$5,347	$1,336	$1,547
1% Decrease	(3,029)	(2,390)	(4,206)	(1,059)	(1,227)

Effect on the Health Care Component of the
Accumulated Postretirement Benefit
Obligation:
1% Increase	$26,416	$12,592	$34,018	$5,447	$6,008
1% Decrease	(20,173)	(9,529)	(25,950)	(4,113)	(4,537)

Reconciliation of Changes in Benefit Obligations and Fair Value of Assets
PSO			Other Postretirement
	Pension Plans		Benefit Plans
	2012	2011	2012	2011
Change in Benefit Obligation	(in thousands)
Benefit Obligation as of January 1	$277,448	$268,180	$125,164	$116,935
Service Cost	5,951	5,760	2,836	2,621
Interest Cost	12,301	13,285	5,797	6,046
Actuarial Loss	6,128	7,679	7,511	16,705
Plan Amendment Prior Service Credit	-	-	(35,971)	(11,612)
Benefit Payments	(22,143)	(17,456)	(8,363)	(8,110)
Participant Contributions	-	-	2,024	1,926
Medicare Subsidy	-	-	682	653
Benefit Obligation as of December 31	$279,685	$277,448	$99,680	$125,164

Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	$245,769	$213,576	$83,090	$83,917
Actual Gain on Plan Assets	28,861	16,430	8,089	646
Company Contributions	12,336	33,219	5,681	4,711
Participant Contributions	-	-	2,024	1,926
Benefit Payments	(22,143)	(17,456)	(8,363)	(8,110)
Fair Value of Plan Assets as of December 31	$264,823	$245,769	$90,521	$83,090

Underfunded Status as of December 31	$(14,862)	$(31,679)	$(9,159)	$(42,074)

Benefit Amounts Recognized on the Balance Sheets
			Other Postretirement
	Pension Plans		Benefit Plans
	December 31,
PSO	2012	2011	2012	2011
	(in thousands)
Other Current Liabilities - Accrued Short-term
Benefit Liability	$(89)	$(88)	$-	$-
Employee Benefits and Pension Obligations -
Accrued Long-term Benefit Liability	(14,773)	(31,591)	(9,159)	(42,074)
Underfunded Status	$(14,862)	$(31,679)	$(9,159)	$(42,074)

Amounts Included in AOCI and Regulatory Assets
			Other Postretirement
PSO	Pension Plans		Benefit Plans
	December 31,
	2012	2011	2012	2011
Components	(in thousands)
Net Actuarial Loss	$123,132	$136,056	$56,493	$54,516
Prior Service Cost (Credit)	1,129	181	(47,350)	(12,458)

Recorded as
Regulatory Assets	$124,261	$136,237	$9,143	$42,058

Components of Change in Amounts Included in AOCI and Regulatory Assets
Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$15,599	$12,905	$13,577	$(4,718)	$(3,373)
Amortization of Actuarial Loss	(20,339)	(17,569)	(30,439)	(8,206)	(8,330)
Amortization of Prior Service Credit (Cost)	(475)	(407)	(743)	948	793
Change for the Year Ended
December 31, 2012	$(5,215)	$(5,071)	$(17,605)	$(11,976)	$(10,910)

Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$33,995	$21,372	$44,976	$8,712	$8,958
Amortization of Actuarial Loss	(16,570)	(14,144)	(24,828)	(6,757)	(6,759)
Amortization of Prior Service Credit (Cost)	(917)	(744)	(1,474)	950	795
Change for the Year Ended
December 31, 2011	$16,508	$6,484	$18,674	$2,905	$2,994

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$3,084	$11,747	$(1,170)	$5,166	$11,341
Amortization of Actuarial Loss	(10,526)	(7,050)	(13,669)	(3,189)	(3,659)
Prior Service Credit	(80,528)	(78,851)	(101,384)	(35,971)	(47,309)
Amortization of Prior Service Credit	2,862	2,383	3,873	1,079	933
Amortization of Transition Obligation	(780)	(132)	(104)	-	-
Change for the Year Ended
December 31, 2012	$(85,888)	$(71,903)	$(112,454)	$(32,915)	$(38,694)

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$65,104	$46,321	$79,611	$22,147	$23,619
Amortization of Actuarial Loss	(5,839)	(3,566)	(7,298)	(1,553)	(1,785)
Prior Service Credit	(31,145)	(24,846)	(42,357)	(11,612)	(9,409)
Amortization of Prior Service Credit (Cost)	171	237	212	75	(258)
Amortization of Transition Obligation	(1,167)	(188)	(150)	-	-
Change for the Year Ended
December 31, 2011	$27,124	$17,958	$30,018	$9,057	$12,167

Accumulated Benefit Obligation
Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$708,476	$603,448	$1,048,796	$269,738	$273,860
Nonqualified Pension Plans	191	200	796	1,287	1,098
Total as of December 31, 2012	$708,667	$603,648	$1,049,592	$271,025	$274,958

Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$672,967	$569,855	$1,005,608	$269,230	$269,809
Nonqualified Pension Plans	234	168	821	1,368	1,223
Total as of December 31, 2011	$673,201	$570,023	$1,006,429	$270,598	$271,032

Underfunded Accumulated Benefit Obligation
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$718,460	$618,973	$1,068,186	$279,685	$1,098

Accumulated Benefit Obligation	$708,667	$603,648	$1,049,592	$271,025	$1,098
Fair Value of Plan Assets	621,570	552,026	1,015,115	264,823	-
Underfunded Accumulated Benefit
Obligation as of December 31, 2012	$(87,097)	$(51,622)	$(34,477)	$(6,202)	$(1,098)

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$681,450	$581,677	$1,020,890	$277,448	$277,594

Accumulated Benefit Obligation	$673,201	$570,023	$1,006,429	$270,598	$271,032
Fair Value of Plan Assets	570,756	503,926	925,939	245,769	255,861
Underfunded Accumulated Benefit
Obligation as of December 31, 2011	$(102,445)	$(66,097)	$(80,490)	$(24,829)	$(15,171)

Estimated Contributions and Payments to the Pension and OPEB Plans
		Other Postretirement
Company	Pension Plans	Benefit Plans
	(in thousands)
APCo	$11,883	$3,079
I&M	14,867	315
OPCo	8,965	1,027
PSO	6,089	-
SWEPCo	11,345	-

Estimated Payments Expected to be Made by the Pension and OPEB Plans
Pension Plans	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$45,750	$36,365	$72,470	$20,560	$21,004
2014	47,455	36,958	73,771	21,772	22,223
2015	46,625	38,694	73,945	22,310	22,352
2016	47,604	39,469	75,347	22,297	22,278
2017	48,367	40,350	75,575	22,347	23,162
Years 2018 to 2022, in Total	245,312	213,444	370,934	110,866	114,257

Other Postretirement Benefit Plans:
Benefit Payments	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$26,427	$17,092	$34,561	$7,821	$8,143
2014	27,549	17,999	35,532	8,169	8,748
2015	28,553	19,150	36,755	8,676	9,233
2016	29,738	20,468	38,435	9,239	9,879
2017	30,834	21,549	39,543	9,712	10,582
Years 2018 to 2022, in Total	172,977	127,047	224,357	56,882	64,145

Other Postretirement Benefit Plans:
Medicare Subsidy Receipts	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$243	$25	$41	$-	$-
2014	257	24	47	-	-
2015	269	23	58	-	-
2016	278	23	65	-	-
2017	283	22	76	-	-
Years 2018 to 2022, in Total	1,452	97	599	-	-

Components of Net Periodic Benefit Cost
				Other Postretirement
PSO	Pension Plans			Benefit Plans
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010
	(in thousands)
Service Cost	$5,951	$5,760	$6,052	$2,836	$2,621	$2,815
Interest Cost	12,301	13,285	14,888	5,797	6,046	6,360
Expected Return on Plan Assets	(18,015)	(17,464)	(19,739)	(5,922)	(6,264)	(6,110)
Amortization of Transition Obligation	-	-	-	-	-	2,805
Amortization of Prior Service Credit	(948)	(950)	(950)	(1,079)	(75)	-
Amortization of Net Actuarial Loss	8,206	6,757	5,188	3,189	1,553	1,573
Net Periodic Benefit Cost	7,495	7,388	5,439	4,821	3,881	7,443
Capitalized Portion	(2,533)	(2,379)	(1,806)	(1,629)	(1,249)	(2,471)
Net Periodic Benefit Cost Recognized as
Expense	$4,962	$5,009	$3,633	$3,192	$2,632	$4,972

Estimated Amounts to be Amortized to Net Periodic Benefit Costs
	APCo	I&M	OPCo	PSO	SWEPCo
Pension Plan - Components	(in thousands)
Net Actuarial Loss	$24,305	$20,939	$36,137	$9,464	$9,662
Prior Service Cost	198	195	283	297	350
Total Estimated 2013 Amortization	$24,503	$21,134	$36,420	$9,761	$10,012

Pension Plans -
Expected to be Recorded as
Regulatory Asset	$24,367	$19,852	$19,387	$9,761	$10,012
Deferred Income Taxes	48	449	5,962	-	-
Net of Tax AOCI	88	833	11,071	-	-
Total	$24,503	$21,134	$36,420	$9,761	$10,012

	APCo	I&M	OPCo	PSO	SWEPCo
Other Postretirement Benefit Plans -	(in thousands)
Components
Net Actuarial Loss	$12,114	$7,624	$16,198	$3,480	$3,838
Prior Service Credit	(10,050)	(9,421)	(12,922)	(4,290)	(5,155)
Total Estimated 2013 Amortization	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

Other Postretirement Benefit Plans - Expected to be Recorded as
Regulatory Asset	$99	$(1,767)	$599	$(810)	$(899)
Deferred Income Taxes	688	(10)	937	-	(146)
Net of Tax AOCI	1,277	(20)	1,740	-	(272)
Total	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

Cost for Matching Contributions to the Retirement Savings Plans
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$7,579	$7,432	$7,284
I&M	9,706	9,541	8,969
OPCo	10,798	10,166	9,706
PSO	3,732	3,626	3,505
SWEPCo	4,890	4,438	3,866

Southwestern Electric Power Co [Member]
Health Care Trend Rates
Health Care Trend Rates	2012	2011
Initial	7.00%	7.50%
Ultimate	5.00%	5.00%
Year Ultimate Reached	2020	2016

Effect of a 1% Change in Assumed Health Care Cost Trend Rates for the OPEB Health Care Plans
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Effect on Total Service and Interest Cost
Components of Net Periodic Postretirement
Health Care Benefit Cost:
1% Increase	$3,845	$3,017	$5,347	$1,336	$1,547
1% Decrease	(3,029)	(2,390)	(4,206)	(1,059)	(1,227)

Effect on the Health Care Component of the
Accumulated Postretirement Benefit
Obligation:
1% Increase	$26,416	$12,592	$34,018	$5,447	$6,008
1% Decrease	(20,173)	(9,529)	(25,950)	(4,113)	(4,537)

Reconciliation of Changes in Benefit Obligations and Fair Value of Assets
SWEPCo			Other Postretirement
	Pension Plans		Benefit Plans
	2012	2011	2012	2011
Change in Benefit Obligation	(in thousands)
Benefit Obligation as of January 1	$277,594	$267,206	$145,160	$129,726
Service Cost	7,099	6,573	3,324	3,029
Interest Cost	12,537	13,331	6,673	6,969
Actuarial Loss	9,752	7,861	7,885	24,547
Plan Amendment Prior Service Credit	-	-	(47,309)	(13,534)
Benefit Payments	(21,422)	(17,377)	(8,610)	(8,226)
Participant Contributions	-	-	2,189	2,041
Medicare Subsidy	-	-	636	608
Benefit Obligation as of December 31	$285,560	$277,594	$109,948	$145,160

Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	$255,861	$224,618	$96,364	$93,097
Actual Gain on Plan Assets	31,992	17,283	3,143	3,797
Company Contributions	13,268	31,337	6,760	5,655
Participant Contributions	-	-	2,189	2,041
Benefit Payments	(21,422)	(17,377)	(8,610)	(8,226)
Fair Value of Plan Assets as of December 31	$279,699	$255,861	$99,846	$96,364

Underfunded Status as of December 31	$(5,861)	$(21,733)	$(10,102)	$(48,796)

Benefit Amounts Recognized on the Balance Sheets
			Other Postretirement
	Pension Plans		Benefit Plans
	December 31,
SWEPCo	2012	2011	2012	2011
	(in thousands)
Other Current Liabilities - Accrued Short-term
Benefit Liability	$(80)	$(78)	$-	$-
Employee Benefits and Pension Obligations -
Accrued Long-term Benefit Liability	(5,781)	(21,655)	(10,102)	(48,796)
Underfunded Status	$(5,861)	$(21,733)	$(10,102)	$(48,796)

Amounts Included in AOCI and Regulatory Assets
			Other Postretirement
SWEPCo	Pension Plans		Benefit Plans
	December 31,
	2012	2011	2012	2011
Components	(in thousands)
Net Actuarial Loss	$121,839	$133,542	$67,223	$59,541
Prior Service Cost (Credit)	1,353	560	(57,138)	(10,762)

Recorded as
Regulatory Assets	$123,192	$134,102	$6,528	$31,407
Deferred Income Taxes	-	-	1,246	6,081
Net of Tax AOCI	-	-	2,311	11,291

Components of Change in Amounts Included in AOCI and Regulatory Assets
Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$15,599	$12,905	$13,577	$(4,718)	$(3,373)
Amortization of Actuarial Loss	(20,339)	(17,569)	(30,439)	(8,206)	(8,330)
Amortization of Prior Service Credit (Cost)	(475)	(407)	(743)	948	793
Change for the Year Ended
December 31, 2012	$(5,215)	$(5,071)	$(17,605)	$(11,976)	$(10,910)

Pension Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$33,995	$21,372	$44,976	$8,712	$8,958
Amortization of Actuarial Loss	(16,570)	(14,144)	(24,828)	(6,757)	(6,759)
Amortization of Prior Service Credit (Cost)	(917)	(744)	(1,474)	950	795
Change for the Year Ended
December 31, 2011	$16,508	$6,484	$18,674	$2,905	$2,994

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss (Gain) During the Year	$3,084	$11,747	$(1,170)	$5,166	$11,341
Amortization of Actuarial Loss	(10,526)	(7,050)	(13,669)	(3,189)	(3,659)
Prior Service Credit	(80,528)	(78,851)	(101,384)	(35,971)	(47,309)
Amortization of Prior Service Credit	2,862	2,383	3,873	1,079	933
Amortization of Transition Obligation	(780)	(132)	(104)	-	-
Change for the Year Ended
December 31, 2012	$(85,888)	$(71,903)	$(112,454)	$(32,915)	$(38,694)

Other Postretirement Benefit Plans - Components	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Actuarial Loss During the Year	$65,104	$46,321	$79,611	$22,147	$23,619
Amortization of Actuarial Loss	(5,839)	(3,566)	(7,298)	(1,553)	(1,785)
Prior Service Credit	(31,145)	(24,846)	(42,357)	(11,612)	(9,409)
Amortization of Prior Service Credit (Cost)	171	237	212	75	(258)
Amortization of Transition Obligation	(1,167)	(188)	(150)	-	-
Change for the Year Ended
December 31, 2011	$27,124	$17,958	$30,018	$9,057	$12,167

Accumulated Benefit Obligation
Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$708,476	$603,448	$1,048,796	$269,738	$273,860
Nonqualified Pension Plans	191	200	796	1,287	1,098
Total as of December 31, 2012	$708,667	$603,648	$1,049,592	$271,025	$274,958

Accumulated Benefit Obligation	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Qualified Pension Plan	$672,967	$569,855	$1,005,608	$269,230	$269,809
Nonqualified Pension Plans	234	168	821	1,368	1,223
Total as of December 31, 2011	$673,201	$570,023	$1,006,429	$270,598	$271,032

Underfunded Accumulated Benefit Obligation
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$718,460	$618,973	$1,068,186	$279,685	$1,098

Accumulated Benefit Obligation	$708,667	$603,648	$1,049,592	$271,025	$1,098
Fair Value of Plan Assets	621,570	552,026	1,015,115	264,823	-
Underfunded Accumulated Benefit
Obligation as of December 31, 2012	$(87,097)	$(51,622)	$(34,477)	$(6,202)	$(1,098)

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Projected Benefit Obligation	$681,450	$581,677	$1,020,890	$277,448	$277,594

Accumulated Benefit Obligation	$673,201	$570,023	$1,006,429	$270,598	$271,032
Fair Value of Plan Assets	570,756	503,926	925,939	245,769	255,861
Underfunded Accumulated Benefit
Obligation as of December 31, 2011	$(102,445)	$(66,097)	$(80,490)	$(24,829)	$(15,171)

Estimated Contributions and Payments to the Pension and OPEB Plans
		Other Postretirement
Company	Pension Plans	Benefit Plans
	(in thousands)
APCo	$11,883	$3,079
I&M	14,867	315
OPCo	8,965	1,027
PSO	6,089	-
SWEPCo	11,345	-

Estimated Payments Expected to be Made by the Pension and OPEB Plans
Pension Plans	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$45,750	$36,365	$72,470	$20,560	$21,004
2014	47,455	36,958	73,771	21,772	22,223
2015	46,625	38,694	73,945	22,310	22,352
2016	47,604	39,469	75,347	22,297	22,278
2017	48,367	40,350	75,575	22,347	23,162
Years 2018 to 2022, in Total	245,312	213,444	370,934	110,866	114,257

Other Postretirement Benefit Plans:
Benefit Payments	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$26,427	$17,092	$34,561	$7,821	$8,143
2014	27,549	17,999	35,532	8,169	8,748
2015	28,553	19,150	36,755	8,676	9,233
2016	29,738	20,468	38,435	9,239	9,879
2017	30,834	21,549	39,543	9,712	10,582
Years 2018 to 2022, in Total	172,977	127,047	224,357	56,882	64,145

Other Postretirement Benefit Plans:
Medicare Subsidy Receipts	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
2013	$243	$25	$41	$-	$-
2014	257	24	47	-	-
2015	269	23	58	-	-
2016	278	23	65	-	-
2017	283	22	76	-	-
Years 2018 to 2022, in Total	1,452	97	599	-	-

Components of Net Periodic Benefit Cost
				Other Postretirement
SWEPCo	Pension Plans			Benefit Plans
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010
	(in thousands)
Service Cost	$7,099	$6,573	$7,046	$3,324	$3,029	$3,108
Interest Cost	12,537	13,331	15,093	6,673	6,969	6,940
Expected Return on Plan Assets	(18,866)	(18,380)	(19,489)	(6,795)	(7,200)	(6,646)
Amortization of Transition Obligation	-	-	-	-	-	2,461
Amortization of Prior Service Cost (Credit)	(793)	(795)	(796)	(933)	258	-
Amortization of Net Actuarial Loss	8,330	6,759	5,242	3,659	1,785	1,711
Net Periodic Benefit Cost	8,307	7,488	7,096	5,928	4,841	7,574
Capitalized Portion	(2,924)	(2,636)	(2,406)	(2,087)	(1,704)	(2,568)
Net Periodic Benefit Cost Recognized as
Expense	$5,383	$4,852	$4,690	$3,841	$3,137	$5,006

Estimated Amounts to be Amortized to Net Periodic Benefit Costs
	APCo	I&M	OPCo	PSO	SWEPCo
Pension Plan - Components	(in thousands)
Net Actuarial Loss	$24,305	$20,939	$36,137	$9,464	$9,662
Prior Service Cost	198	195	283	297	350
Total Estimated 2013 Amortization	$24,503	$21,134	$36,420	$9,761	$10,012

Pension Plans -
Expected to be Recorded as
Regulatory Asset	$24,367	$19,852	$19,387	$9,761	$10,012
Deferred Income Taxes	48	449	5,962	-	-
Net of Tax AOCI	88	833	11,071	-	-
Total	$24,503	$21,134	$36,420	$9,761	$10,012

	APCo	I&M	OPCo	PSO	SWEPCo
Other Postretirement Benefit Plans -	(in thousands)
Components
Net Actuarial Loss	$12,114	$7,624	$16,198	$3,480	$3,838
Prior Service Credit	(10,050)	(9,421)	(12,922)	(4,290)	(5,155)
Total Estimated 2013 Amortization	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

Other Postretirement Benefit Plans - Expected to be Recorded as
Regulatory Asset	$99	$(1,767)	$599	$(810)	$(899)
Deferred Income Taxes	688	(10)	937	-	(146)
Net of Tax AOCI	1,277	(20)	1,740	-	(272)
Total	$2,064	$(1,797)	$3,276	$(810)	$(1,317)

Cost for Matching Contributions to the Retirement Savings Plans
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$7,579	$7,432	$7,284
I&M	9,706	9,541	8,969
OPCo	10,798	10,166	9,706
PSO	3,732	3,626	3,505
SWEPCo	4,890	4,438	3,866

Pension Plans [Member]
Assets within Fair Value Hierarchy
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in millions)
Equities:
Domestic	$1,308	$-	$-	$-	$1,308	27.9%
International	497	-	-	-	497	10.5%
Real Estate Investment Trusts	91	-	-	-	91	1.9%
Common Collective Trust -
International	-	4	-	-	4	0.1%
Subtotal - Equities	1,896	4	-	-	1,900	40.4%

Fixed Income:
Common Collective Trust - Debt	-	32	-	-	32	0.7%
United States Government and
Agency Securities	-	715	-	-	715	15.2%
Corporate Debt	-	1,235	-	-	1,235	26.3%
Foreign Debt	-	199	-	-	199	4.2%
State and Local Government	-	44	-	-	44	0.9%
Other - Asset Backed	-	36	-	-	36	0.8%
Subtotal - Fixed Income	-	2,261	-	-	2,261	48.1%

Real Estate	-	-	220	-	220	4.7%

Alternative Investments	-	-	195	-	195	4.2%
Securities Lending	-	80	-	-	80	1.7%
Securities Lending Collateral (a)	-	-	-	(91)	(91)	(1.9)%

Cash and Cash Equivalents	-	126	-	-	126	2.7%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	5	5	0.1%

Total	$1,896	$2,471	$415	$(86)	$4,696	100.0%

(a) Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b) Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in millions)
Equities:
Domestic	$1,455	$-	$-	$-	$1,455	33.8%
International	399	-	-	-	399	9.3%
Real Estate Investment Trusts	104	-	-	-	104	2.4%
Common Collective Trust -
International	-	128	-	-	128	3.0%
Subtotal - Equities	1,958	128	-	-	2,086	48.5%

Fixed Income:
Common Collective Trust - Debt	-	26	-	-	26	0.6%
United States Government and
Agency Securities	-	566	-	-	566	13.2%
Corporate Debt	-	985	6	-	991	23.0%
Foreign Debt	-	190	-	-	190	4.4%
State and Local Government	-	48	-	-	48	1.1%
Other - Asset Backed	-	26	-	-	26	0.6%
Subtotal - Fixed Income	-	1,841	6	-	1,847	42.9%

Real Estate	-	-	163	-	163	3.8%

Alternative Investments	-	-	161	-	161	3.7%
Securities Lending	-	215	-	-	215	5.0%
Securities Lending Collateral (a)	-	-	-	(236)	(236)	(5.5)%

Cash and Cash Equivalents	-	93	-	-	93	2.2%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	(26)	(26)	(0.6)%

Total	$1,958	$2,277	$330	$(262)	$4,303	100.0%

(a) Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b) Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Pension Plan Assets Level 3 Reconciliation
	Corporate	Real	Alternative	Total
	Debt	Estate	Investments	Level 3
	(in millions)
Balance as of January 1, 2012	$6	$163	$161	$330
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	30	10	40
Relating to Assets Sold During the Period	(2)	-	4	2
Purchases and Sales	(4)	27	20	43
Transfers into Level 3	-	-	-	-
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2012	$-	$220	$195	$415

	Corporate	Real	Alternative	Total
	Debt	Estate	Investments	Level 3
	(in millions)
Balance as of January 1, 2011	$-	$83	$130	$213
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	22	9	31
Relating to Assets Sold During the Period	-	-	3	3
Purchases and Sales	-	58	19	77
Transfers into Level 3	6	-	-	6
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2011	$6	$163	$161	$330

Pension Plans [Member] | Appalachian Power Co [Member]
Assets within Fair Value Hierarchy
APCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$173,149	$-	$-	$-	$173,149	27.9%
International	65,757	-	-	-	65,757	10.5%
Real Estate Investment Trusts	11,986	-	-	-	11,986	1.9%
Common Collective Trust -
International	-	574	-	-	574	0.1%
Subtotal - Equities	250,892	574	-	-	251,466	40.4%

Fixed Income:
Common Collective Trust - Debt	-	4,200	-	-	4,200	0.7%
United States Government and
Agency Securities	-	94,682	-	-	94,682	15.2%
Corporate Debt	-	163,484	-	-	163,484	26.3%
Foreign Debt	-	26,292	-	-	26,292	4.2%
State and Local Government	-	5,821	-	-	5,821	0.9%
Other - Asset Backed	-	4,714	-	-	4,714	0.8%
Subtotal - Fixed Income	-	299,193	-	-	299,193	48.1%

Real Estate	-	-	29,063	-	29,063	4.7%

Alternative Investments	-	-	25,888	-	25,888	4.2%
Securities Lending	-	10,633	-	-	10,633	1.7%
Securities Lending Collateral (a)	-	-	-	(12,025)	(12,025)	(1.9)%

Cash and Cash Equivalents	-	16,646	-	-	16,646	2.7%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	706	706	0.1%

Total	$250,892	$327,046	$54,951	$(11,319)	$621,570	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

APCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$192,957	$-	$-	$-	$192,957	33.8%
International	52,904	-	-	-	52,904	9.3%
Real Estate Investment Trusts	13,794	-	-	-	13,794	2.4%
Common Collective Trust -
International	-	17,038	-	-	17,038	3.0%
Subtotal - Equities	259,655	17,038	-	-	276,693	48.5%

Fixed Income:
Common Collective Trust - Debt	-	3,483	-	-	3,483	0.6%
United States Government and
Agency Securities	-	75,042	-	-	75,042	13.2%
Corporate Debt	-	130,606	846	-	131,452	23.0%
Foreign Debt	-	25,289	-	-	25,289	4.4%
State and Local Government	-	6,374	-	-	6,374	1.1%
Other - Asset Backed	-	3,449	-	-	3,449	0.6%
Subtotal - Fixed Income	-	244,243	846	-	245,089	42.9%

Real Estate	-	-	21,666	-	21,666	3.8%

Alternative Investments	-	-	21,269	-	21,269	3.7%
Securities Lending	-	28,488	-	-	28,488	5.0%
Securities Lending Collateral (a)	-	-	-	(31,276)	(31,276)	(5.5)%

Cash and Cash Equivalents	-	12,306	-	-	12,306	2.2%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	(3,479)	(3,479)	(0.6)%

Total	$259,655	$302,075	$43,781	$(34,755)	$570,756	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Pension Plan Assets Level 3 Reconciliation
	Corporate	Real	Alternative	Total
APCo	Debt	Estate	Investments	Level 3
	(in thousands)
Balance as of January 1, 2012	$846	$21,666	$21,269	$43,781
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	3,913	1,319	5,232
Relating to Assets Sold During the Period	(298)	-	640	342
Purchases and Sales	(548)	3,484	2,660	5,596
Transfers into Level 3	-	-	-	-
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2012	$-	$29,063	$25,888	$54,951

	Corporate	Real	Alternative	Total
APCo	Debt	Estate	Investments	Level 3
		(in thousands)
Balance as of January 1, 2011	$-	$11,060	$17,281	$28,341
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	2,952	1,142	4,094
Relating to Assets Sold During the Period	-	-	392	392
Purchases and Sales	-	7,654	2,454	10,108
Transfers into Level 3	846	-	-	846
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2011	$846	$21,666	$21,269	$43,781

Pension Plans [Member] | Indiana Michigan Power Co [Member]
Assets within Fair Value Hierarchy
I&M
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$153,776	$-	$-	$-	$153,776	27.9%
International	58,400	-	-	-	58,400	10.5%
Real Estate Investment Trusts	10,645	-	-	-	10,645	1.9%
Common Collective Trust -
International	-	510	-	-	510	0.1%
Subtotal - Equities	222,821	510	-	-	223,331	40.4%

Fixed Income:
Common Collective Trust - Debt	-	3,730	-	-	3,730	0.7%
United States Government and
Agency Securities	-	84,089	-	-	84,089	15.2%
Corporate Debt	-	145,193	-	-	145,193	26.3%
Foreign Debt	-	23,350	-	-	23,350	4.2%
State and Local Government	-	5,170	-	-	5,170	0.9%
Other - Asset Backed	-	4,187	-	-	4,187	0.8%
Subtotal - Fixed Income	-	265,719	-	-	265,719	48.1%

Real Estate	-	-	25,811	-	25,811	4.7%

Alternative Investments	-	-	22,992	-	22,992	4.2%
Securities Lending	-	9,443	-	-	9,443	1.7%
Securities Lending Collateral (a)	-	-	-	(10,680)	(10,680)	(1.9)%

Cash and Cash Equivalents	-	14,783	-	-	14,783	2.7%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	627	627	0.1%

Total	$222,821	$290,455	$48,803	$(10,053)	$552,026	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

I&M
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$170,364	$-	$-	$-	$170,364	33.8%
International	46,709	-	-	-	46,709	9.3%
Real Estate Investment Trusts	12,179	-	-	-	12,179	2.4%
Common Collective Trust -
International	-	15,043	-	-	15,043	3.0%
Subtotal - Equities	229,252	15,043	-	-	244,295	48.5%

Fixed Income:
Common Collective Trust - Debt	-	3,075	-	-	3,075	0.6%
United States Government and
Agency Securities	-	66,255	-	-	66,255	13.2%
Corporate Debt	-	115,313	747	-	116,060	23.0%
Foreign Debt	-	22,328	-	-	22,328	4.4%
State and Local Government	-	5,628	-	-	5,628	1.1%
Other - Asset Backed	-	3,045	-	-	3,045	0.6%
Subtotal - Fixed Income	-	215,644	747	-	216,391	42.9%

Real Estate	-	-	19,129	-	19,129	3.8%

Alternative Investments	-	-	18,779	-	18,779	3.7%
Securities Lending	-	25,153	-	-	25,153	5.0%
Securities Lending Collateral (a)	-	-	-	(27,614)	(27,614)	(5.5)%

Cash and Cash Equivalents	-	10,865	-	-	10,865	2.2%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	(3,072)	(3,072)	(0.6)%

Total	$229,252	$266,705	$38,655	$(30,686)	$503,926	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Pension Plan Assets Level 3 Reconciliation
	Corporate	Real	Alternative	Total
I&M	Debt	Estate	Investments	Level 3
	(in thousands)
Balance as of January 1, 2012	$747	$19,129	$18,779	$38,655
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	3,535	1,203	4,738
Relating to Assets Sold During the Period	(263)	-	584	321
Purchases and Sales	(484)	3,147	2,426	5,089
Transfers into Level 3	-	-	-	-
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2012	$-	$25,811	$22,992	$48,803

	Corporate	Real	Alternative	Total
I&M	Debt	Estate	Investments	Level 3
		(in thousands)
Balance as of January 1, 2011	$-	$9,742	$15,220	$24,962
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	2,612	1,019	3,631
Relating to Assets Sold During the Period	-	-	350	350
Purchases and Sales	-	6,775	2,190	8,965
Transfers into Level 3	747	-	-	747
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2011	$747	$19,129	$18,779	$38,655

Pension Plans [Member] | Ohio Power Co [Member]
Assets within Fair Value Hierarchy
OPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$282,777	$-	$-	$-	$282,777	27.9%
International	107,391	-	-	-	107,391	10.5%
Real Estate Investment Trusts	19,576	-	-	-	19,576	1.9%
Common Collective Trust -
International	-	938	-	-	938	0.1%
Subtotal - Equities	409,744	938	-	-	410,682	40.4%

Fixed Income:
Common Collective Trust - Debt	-	6,858	-	-	6,858	0.7%
United States Government and
Agency Securities	-	154,630	-	-	154,630	15.2%
Corporate Debt	-	266,994	-	-	266,994	26.3%
Foreign Debt	-	42,938	-	-	42,938	4.2%
State and Local Government	-	9,506	-	-	9,506	0.9%
Other - Asset Backed	-	7,699	-	-	7,699	0.8%
Subtotal - Fixed Income	-	488,625	-	-	488,625	48.1%

Real Estate	-	-	47,464	-	47,464	4.7%

Alternative Investments	-	-	42,279	-	42,279	4.2%
Securities Lending	-	17,365	-	-	17,365	1.7%
Securities Lending Collateral (a)	-	-	-	(19,639)	(19,639)	(1.9)%

Cash and Cash Equivalents	-	27,185	-	-	27,185	2.7%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	1,154	1,154	0.1%

Total	$409,744	$534,113	$89,743	$(18,485)	$1,015,115	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

OPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$313,034	$-	$-	$-	$313,034	33.8%
International	85,825	-	-	-	85,825	9.3%
Real Estate Investment Trusts	22,379	-	-	-	22,379	2.4%
Common Collective Trust -
International	-	27,641	-	-	27,641	3.0%
Subtotal - Equities	421,238	27,641	-	-	448,879	48.5%

Fixed Income:
Common Collective Trust - Debt	-	5,650	-	-	5,650	0.6%
United States Government and
Agency Securities	-	121,741	-	-	121,741	13.2%
Corporate Debt	-	211,883	1,372	-	213,255	23.0%
Foreign Debt	-	41,027	-	-	41,027	4.4%
State and Local Government	-	10,341	-	-	10,341	1.1%
Other - Asset Backed	-	5,595	-	-	5,595	0.6%
Subtotal - Fixed Income	-	396,237	1,372	-	397,609	42.9%

Real Estate	-	-	35,148	-	35,148	3.8%

Alternative Investments	-	-	34,505	-	34,505	3.7%
Securities Lending	-	46,217	-	-	46,217	5.0%
Securities Lending Collateral (a)	-	-	-	(50,739)	(50,739)	(5.5)%

Cash and Cash Equivalents	-	19,964	-	-	19,964	2.2%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	(5,644)	(5,644)	(0.6)%

Total	$421,238	$490,059	$71,025	$(56,383)	$925,939	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Pension Plan Assets Level 3 Reconciliation
	Corporate	Real	Alternative	Total
OPCo	Debt	Estate	Investments	Level 3
	(in thousands)
Balance as of January 1, 2012	$1,372	$35,148	$34,505	$71,025
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	6,515	2,220	8,735
Relating to Assets Sold During the Period	(483)	-	1,077	594
Purchases and Sales	(889)	5,801	4,477	9,389
Transfers into Level 3	-	-	-	-
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2012	$-	$47,464	$42,279	$89,743

	Corporate	Real	Alternative	Total
OPCo	Debt	Estate	Investments	Level 3
		(in thousands)
Balance as of January 1, 2011	$-	$17,239	$26,933	$44,172
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	4,985	2,167	7,152
Relating to Assets Sold During the Period	-	-	744	744
Purchases and Sales	-	12,924	4,661	17,585
Transfers into Level 3	1,372	-	-	1,372
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2011	$1,372	$35,148	$34,505	$71,025

Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Assets within Fair Value Hierarchy
PSO
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$73,770	$-	$-	$-	$73,770	27.9%
International	28,016	-	-	-	28,016	10.5%
Real Estate Investment Trusts	5,107	-	-	-	5,107	1.9%
Common Collective Trust -
International	-	245	-	-	245	0.1%
Subtotal - Equities	106,893	245	-	-	107,138	40.4%

Fixed Income:
Common Collective Trust - Debt	-	1,789	-	-	1,789	0.7%
United States Government and
Agency Securities	-	40,340	-	-	40,340	15.2%
Corporate Debt	-	69,653	-	-	69,653	26.3%
Foreign Debt	-	11,202	-	-	11,202	4.2%
State and Local Government	-	2,480	-	-	2,480	0.9%
Other - Asset Backed	-	2,009	-	-	2,009	0.8%
Subtotal - Fixed Income	-	127,473	-	-	127,473	48.1%

Real Estate	-	-	12,382	-	12,382	4.7%

Alternative Investments	-	-	11,030	-	11,030	4.2%
Securities Lending	-	4,530	-	-	4,530	1.7%
Securities Lending Collateral (a)	-	-	-	(5,123)	(5,123)	(1.9)%

Cash and Cash Equivalents	-	7,092	-	-	7,092	2.7%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	301	301	0.1%

Total	$106,893	$139,340	$23,412	$(4,822)	$264,823	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

PSO
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$83,086	$-	$-	$-	$83,086	33.8%
International	22,781	-	-	-	22,781	9.3%
Real Estate Investment Trusts	5,940	-	-	-	5,940	2.4%
Common Collective Trust -
International	-	7,337	-	-	7,337	3.0%
Subtotal - Equities	111,807	7,337	-	-	119,144	48.5%

Fixed Income:
Common Collective Trust - Debt	-	1,500	-	-	1,500	0.6%
United States Government and
Agency Securities	-	32,313	-	-	32,313	13.2%
Corporate Debt	-	56,239	364	-	56,603	23.0%
Foreign Debt	-	10,890	-	-	10,890	4.4%
State and Local Government	-	2,745	-	-	2,745	1.1%
Other - Asset Backed	-	1,485	-	-	1,485	0.6%
Subtotal - Fixed Income	-	105,172	364	-	105,536	42.9%

Real Estate	-	-	9,329	-	9,329	3.8%

Alternative Investments	-	-	9,159	-	9,159	3.7%
Securities Lending	-	12,267	-	-	12,267	5.0%
Securities Lending Collateral (a)	-	-	-	(13,467)	(13,467)	(5.5)%

Cash and Cash Equivalents	-	5,299	-	-	5,299	2.2%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	(1,498)	(1,498)	(0.6)%

Total	$111,807	$130,075	$18,852	$(14,965)	$245,769	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Pension Plan Assets Level 3 Reconciliation
	Corporate	Real	Alternative	Total
PSO	Debt	Estate	Investments	Level 3
	(in thousands)
Balance as of January 1, 2012	$364	$9,329	$9,159	$18,852
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	1,615	534	2,149
Relating to Assets Sold During the Period	(128)	-	259	131
Purchases and Sales	(236)	1,438	1,078	2,280
Transfers into Level 3	-	-	-	-
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2012	$-	$12,382	$11,030	$23,412

	Corporate	Real	Alternative	Total
PSO	Debt	Estate	Investments	Level 3
		(in thousands)
Balance as of January 1, 2011	$-	$4,606	$7,197	$11,803
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	1,314	561	1,875
Relating to Assets Sold During the Period	-	-	193	193
Purchases and Sales	-	3,409	1,208	4,617
Transfers into Level 3	364	-	-	364
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2011	$364	$9,329	$9,159	$18,852

Pension Plans [Member] | Southwestern Electric Power Co [Member]
Assets within Fair Value Hierarchy
SWEPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$77,915	$-	$-	$-	$77,915	27.9%
International	29,590	-	-	-	29,590	10.5%
Real Estate Investment Trusts	5,394	-	-	-	5,394	1.9%
Common Collective Trust -
International	-	258	-	-	258	0.1%
Subtotal - Equities	112,899	258	-	-	113,157	40.4%

Fixed Income:
Common Collective Trust - Debt	-	1,890	-	-	1,890	0.7%
United States Government and
Agency Securities	-	42,606	-	-	42,606	15.2%
Corporate Debt	-	73,566	-	-	73,566	26.3%
Foreign Debt	-	11,831	-	-	11,831	4.2%
State and Local Government	-	2,619	-	-	2,619	0.9%
Other - Asset Backed	-	2,121	-	-	2,121	0.8%
Subtotal - Fixed Income	-	134,633	-	-	134,633	48.1%

Real Estate	-	-	13,078	-	13,078	4.7%

Alternative Investments	-	-	11,649	-	11,649	4.2%
Securities Lending	-	4,785	-	-	4,785	1.7%
Securities Lending Collateral (a)	-	-	-	(5,411)	(5,411)	(1.9)%

Cash and Cash Equivalents	-	7,490	-	-	7,490	2.7%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	318	318	0.1%

Total	$112,899	$147,166	$24,727	$(5,093)	$279,699	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

SWEPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$86,499	$-	$-	$-	$86,499	33.8%
International	23,716	-	-	-	23,716	9.3%
Real Estate Investment Trusts	6,184	-	-	-	6,184	2.4%
Common Collective Trust -
International	-	7,638	-	-	7,638	3.0%
Subtotal - Equities	116,399	7,638	-	-	124,037	48.5%

Fixed Income:
Common Collective Trust - Debt	-	1,561	-	-	1,561	0.6%
United States Government and
Agency Securities	-	33,640	-	-	33,640	13.2%
Corporate Debt	-	58,549	379	-	58,928	23.0%
Foreign Debt	-	11,337	-	-	11,337	4.4%
State and Local Government	-	2,857	-	-	2,857	1.1%
Other - Asset Backed	-	1,546	-	-	1,546	0.6%
Subtotal - Fixed Income	-	109,490	379	-	109,869	42.9%

Real Estate	-	-	9,712	-	9,712	3.8%

Alternative Investments	-	-	9,535	-	9,535	3.7%
Securities Lending	-	12,771	-	-	12,771	5.0%
Securities Lending Collateral (a)	-	-	-	(14,020)	(14,020)	(5.5)%

Cash and Cash Equivalents	-	5,517	-	-	5,517	2.2%
Other - Pending Transactions and
Accrued Income (b)	-	-	-	(1,560)	(1,560)	(0.6)%

Total	$116,399	$135,416	$19,626	$(15,580)	$255,861	100.0%

(a)       Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.

(b)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Pension Plan Assets Level 3 Reconciliation
	Corporate	Real	Alternative	Total
SWEPCo	Debt	Estate	Investments	Level 3
	(in thousands)
Balance as of January 1, 2012	$379	$9,712	$9,535	$19,626
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	1,780	603	2,383
Relating to Assets Sold During the Period	(134)	-	293	159
Purchases and Sales	(245)	1,586	1,218	2,559
Transfers into Level 3	-	-	-	-
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2012	$-	$13,078	$11,649	$24,727

	Corporate	Real	Alternative	Total
SWEPCo	Debt	Estate	Investments	Level 3
	(in thousands)
Balance as of January 1, 2011	$-	$4,844	$7,569	$12,413
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	-	1,355	563	1,918
Relating to Assets Sold During the Period	-	-	194	194
Purchases and Sales	-	3,513	1,209	4,722
Transfers into Level 3	379	-	-	379
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2011	$379	$9,712	$9,535	$19,626

Other Postretirement Benefit Plans [Member]
Assets within Fair Value Hierarchy
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in millions)
Equities:
Domestic	$422	$-	$-	$-	$422	26.9%
International	505	-	-	-	505	32.2%
Subtotal - Equities	927	-	-	-	927	59.1%

Fixed Income:
Common Collective Trust - Debt	-	72	-	-	72	4.6%
United States Government and
Agency Securities	-	82	-	-	82	5.2%
Corporate Debt	-	155	-	-	155	9.9%
Foreign Debt	-	26	-	-	26	1.7%
State and Local Government	-	7	-	-	7	0.5%
Other - Asset Backed	-	10	-	-	10	0.6%
Subtotal - Fixed Income	-	352	-	-	352	22.5%

Trust Owned Life Insurance:
International Equities	-	52	-	-	52	3.3%
United States Bonds	-	163	-	-	163	10.3%

Cash and Cash Equivalents	62	11	-	-	73	4.7%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	1	1	0.1%

Total	$989	$578	$-	$1	$1,568	100.0%

(a) Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in millions)
Equities:
Domestic	$348	$-	$-	$-	$348	24.7%
International	380	-	-	-	380	27.0%
Common Collective Trust -
Global	-	99	-	-	99	7.0%
Subtotal - Equities	728	99	-	-	827	58.7%

Fixed Income:
Common Collective Trust - Debt	-	69	-	-	69	4.9%
United States Government and
Agency Securities	-	81	-	-	81	5.7%
Corporate Debt	-	152	-	-	152	10.8%
Foreign Debt	-	32	-	-	32	2.3%
State and Local Government	-	9	-	-	9	0.6%
Other - Asset Backed	-	2	-	-	2	0.1%
Subtotal - Fixed Income	-	345	-	-	345	24.4%

Trust Owned Life Insurance:
International Equities	-	46	-	-	46	3.3%
United States Bonds	-	158	-	-	158	11.2%

Cash and Cash Equivalents	17	23	-	-	40	2.9%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	(6)	(6)	(0.5)%

Total	$745	$671	$-	$(6)	$1,410	100.0%

(a) Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Assets within Fair Value Hierarchy
APCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$72,063	$-	$-	$-	$72,063	26.9%
International	86,158	-	-	-	86,158	32.2%
Subtotal - Equities	158,221	-	-	-	158,221	59.1%

Fixed Income:
Common Collective Trust - Debt	-	12,388	-	-	12,388	4.6%
United States Government and
Agency Securities	-	14,036	-	-	14,036	5.2%
Corporate Debt	-	26,437	-	-	26,437	9.9%
Foreign Debt	-	4,469	-	-	4,469	1.7%
State and Local Government	-	1,242	-	-	1,242	0.5%
Other - Asset Backed	-	1,678	-	-	1,678	0.6%
Subtotal - Fixed Income	-	60,250	-	-	60,250	22.5%

Trust Owned Life Insurance:
International Equities	-	8,800	-	-	8,800	3.3%
United States Bonds	-	27,762	-	-	27,762	10.3%

Cash and Cash Equivalents	10,598	1,947	-	-	12,545	4.7%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	180	180	0.1%

Total	$168,819	$98,759	$-	$180	$267,758	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

APCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$56,670	$-	$-	$-	$56,670	24.7%
International	61,982	-	-	-	61,982	27.0%
Common Collective Trust -
Global	-	16,159	-	-	16,159	7.0%
Subtotal - Equities	118,652	16,159	-	-	134,811	58.7%

Fixed Income:
Common Collective Trust - Debt	-	11,279	-	-	11,279	4.9%
United States Government and
Agency Securities	-	13,165	-	-	13,165	5.7%
Corporate Debt	-	24,792	-	-	24,792	10.8%
Foreign Debt	-	5,256	-	-	5,256	2.3%
State and Local Government	-	1,371	-	-	1,371	0.6%
Other - Asset Backed	-	312	-	-	312	0.1%
Subtotal - Fixed Income	-	56,175	-	-	56,175	24.4%

Trust Owned Life Insurance:
International Equities	-	7,533	-	-	7,533	3.3%
United States Bonds	-	25,719	-	-	25,719	11.2%

Cash and Cash Equivalents	2,739	3,816	-	-	6,555	2.9%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	(1,058)	(1,058)	(0.5)%

Total	$121,391	$109,402	$-	$(1,058)	$229,735	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Assets within Fair Value Hierarchy
I&M
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$52,245	$-	$-	$-	$52,245	26.9%
International	62,466	-	-	-	62,466	32.2%
Subtotal - Equities	114,711	-	-	-	114,711	59.1%

Fixed Income:
Common Collective Trust - Debt	-	8,982	-	-	8,982	4.6%
United States Government and
Agency Securities	-	10,176	-	-	10,176	5.2%
Corporate Debt	-	19,167	-	-	19,167	9.9%
Foreign Debt	-	3,240	-	-	3,240	1.7%
State and Local Government	-	901	-	-	901	0.5%
Other - Asset Backed	-	1,217	-	-	1,217	0.6%
Subtotal - Fixed Income	-	43,683	-	-	43,683	22.5%

Trust Owned Life Insurance:
International Equities	-	6,380	-	-	6,380	3.3%
United States Bonds	-	20,128	-	-	20,128	10.3%

Cash and Cash Equivalents	7,684	1,412	-	-	9,096	4.7%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	130	130	0.1%

Total	$122,395	$71,603	$-	$130	$194,128	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

I&M
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$44,707	$-	$-	$-	$44,707	24.7%
International	48,897	-	-	-	48,897	27.0%
Common Collective Trust -
Global	-	12,748	-	-	12,748	7.0%
Subtotal - Equities	93,604	12,748	-	-	106,352	58.7%

Fixed Income:
Common Collective Trust - Debt	-	8,898	-	-	8,898	4.9%
United States Government and
Agency Securities	-	10,386	-	-	10,386	5.7%
Corporate Debt	-	19,558	-	-	19,558	10.8%
Foreign Debt	-	4,146	-	-	4,146	2.3%
State and Local Government	-	1,082	-	-	1,082	0.6%
Other - Asset Backed	-	246	-	-	246	0.1%
Subtotal - Fixed Income	-	44,316	-	-	44,316	24.4%

Trust Owned Life Insurance:
International Equities	-	5,943	-	-	5,943	3.3%
United States Bonds	-	20,290	-	-	20,290	11.2%

Cash and Cash Equivalents	2,161	3,010	-	-	5,171	2.9%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	(835)	(835)	(0.5)%

Total	$95,765	$86,307	$-	$(835)	$181,237	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Assets within Fair Value Hierarchy
OPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$98,583	$-	$-	$-	$98,583	26.9%
International	117,867	-	-	-	117,867	32.2%
Subtotal - Equities	216,450	-	-	-	216,450	59.1%

Fixed Income:
Common Collective Trust - Debt	-	16,947	-	-	16,947	4.6%
United States Government and
Agency Securities	-	19,202	-	-	19,202	5.2%
Corporate Debt	-	36,166	-	-	36,166	9.9%
Foreign Debt	-	6,113	-	-	6,113	1.7%
State and Local Government	-	1,700	-	-	1,700	0.5%
Other - Asset Backed	-	2,296	-	-	2,296	0.6%
Subtotal - Fixed Income	-	82,424	-	-	82,424	22.5%

Trust Owned Life Insurance:
International Equities	-	12,038	-	-	12,038	3.3%
United States Bonds	-	37,980	-	-	37,980	10.3%

Cash and Cash Equivalents	14,499	2,664	-	-	17,163	4.7%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	246	246	0.1%

Total	$230,949	$135,106	$-	$246	$366,301	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

OPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$76,921	$-	$-	$-	$76,921	24.7%
International	84,133	-	-	-	84,133	27.0%
Common Collective Trust -
Global	-	21,934	-	-	21,934	7.0%
Subtotal - Equities	161,054	21,934	-	-	182,988	58.7%

Fixed Income:
Common Collective Trust - Debt	-	15,310	-	-	15,310	4.9%
United States Government and
Agency Securities	-	17,870	-	-	17,870	5.7%
Corporate Debt	-	33,652	-	-	33,652	10.8%
Foreign Debt	-	7,134	-	-	7,134	2.3%
State and Local Government	-	1,861	-	-	1,861	0.6%
Other - Asset Backed	-	424	-	-	424	0.1%
Subtotal - Fixed Income	-	76,251	-	-	76,251	24.4%

Trust Owned Life Insurance:
International Equities	-	10,225	-	-	10,225	3.3%
United States Bonds	-	34,910	-	-	34,910	11.2%

Cash and Cash Equivalents	3,718	5,180	-	-	8,898	2.9%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	(1,436)	(1,436)	(0.5)%

Total	$164,772	$148,500	$-	$(1,436)	$311,836	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Assets within Fair Value Hierarchy
PSO
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$24,362	$-	$-	$-	$24,362	26.9%
International	29,128	-	-	-	29,128	32.2%
Subtotal - Equities	53,490	-	-	-	53,490	59.1%

Fixed Income:
Common Collective Trust - Debt	-	4,188	-	-	4,188	4.6%
United States Government and
Agency Securities	-	4,745	-	-	4,745	5.2%
Corporate Debt	-	8,937	-	-	8,937	9.9%
Foreign Debt	-	1,511	-	-	1,511	1.7%
State and Local Government	-	420	-	-	420	0.5%
Other - Asset Backed	-	567	-	-	567	0.6%
Subtotal - Fixed Income	-	20,368	-	-	20,368	22.5%

Trust Owned Life Insurance:
International Equities	-	2,975	-	-	2,975	3.3%
United States Bonds	-	9,386	-	-	9,386	10.3%

Cash and Cash Equivalents	3,583	658	-	-	4,241	4.7%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	61	61	0.1%

Total	$57,073	$33,387	$-	$61	$90,521	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

PSO
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$20,497	$-	$-	$-	$20,497	24.7%
International	22,417	-	-	-	22,417	27.0%
Common Collective Trust -
Global	-	5,844	-	-	5,844	7.0%
Subtotal - Equities	42,914	5,844	-	-	48,758	58.7%

Fixed Income:
Common Collective Trust - Debt	-	4,079	-	-	4,079	4.9%
United States Government and
Agency Securities	-	4,762	-	-	4,762	5.7%
Corporate Debt	-	8,967	-	-	8,967	10.8%
Foreign Debt	-	1,901	-	-	1,901	2.3%
State and Local Government	-	496	-	-	496	0.6%
Other - Asset Backed	-	113	-	-	113	0.1%
Subtotal - Fixed Income	-	20,318	-	-	20,318	24.4%

Trust Owned Life Insurance:
International Equities	-	2,724	-	-	2,724	3.3%
United States Bonds	-	9,302	-	-	9,302	11.2%

Cash and Cash Equivalents	991	1,380	-	-	2,371	2.9%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	(383)	(383)	(0.5)%

Total	$43,905	$39,568	$-	$(383)	$83,090	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Assets within Fair Value Hierarchy
SWEPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$26,874	$-	$-	$-	$26,874	26.9%
International	32,128	-	-	-	32,128	32.2%
Subtotal - Equities	59,002	-	-	-	59,002	59.1%

Fixed Income:
Common Collective Trust - Debt	-	4,619	-	-	4,619	4.6%
United States Government and
Agency Securities	-	5,234	-	-	5,234	5.2%
Corporate Debt	-	9,858	-	-	9,858	9.9%
Foreign Debt	-	1,666	-	-	1,666	1.7%
State and Local Government	-	463	-	-	463	0.5%
Other - Asset Backed	-	626	-	-	626	0.6%
Subtotal - Fixed Income	-	22,466	-	-	22,466	22.5%

Trust Owned Life Insurance:
International Equities	-	3,281	-	-	3,281	3.3%
United States Bonds	-	10,352	-	-	10,352	10.3%

Cash and Cash Equivalents	3,952	726	-	-	4,678	4.7%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	67	67	0.1%

Total	$62,954	$36,825	$-	$67	$99,846	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

SWEPCo
						Year End
Asset Class	Level 1	Level 2	Level 3	Other	Total	Allocation
	(in thousands)
Equities:
Domestic	$23,770	$-	$-	$-	$23,770	24.7%
International	25,999	-	-	-	25,999	27.0%
Common Collective Trust -
Global	-	6,778	-	-	6,778	7.0%
Subtotal - Equities	49,769	6,778	-	-	56,547	58.7%

Fixed Income:
Common Collective Trust - Debt	-	4,731	-	-	4,731	4.9%
United States Government and
Agency Securities	-	5,522	-	-	5,522	5.7%
Corporate Debt	-	10,399	-	-	10,399	10.8%
Foreign Debt	-	2,205	-	-	2,205	2.3%
State and Local Government	-	575	-	-	575	0.6%
Other - Asset Backed	-	131	-	-	131	0.1%
Subtotal - Fixed Income	-	23,563	-	-	23,563	24.4%

Trust Owned Life Insurance:
International Equities	-	3,160	-	-	3,160	3.3%
United States Bonds	-	10,788	-	-	10,788	11.2%

Cash and Cash Equivalents	1,149	1,601	-	-	2,750	2.9%
Other - Pending Transactions and
Accrued Income (a)	-	-	-	(444)	(444)	(0.5)%

Total	$50,918	$45,890	$-	$(444)	$96,364	100.0%

(a)       Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Benefit Obligations [Member]
Actuarial Assumptions
					Other Postretirement
	Pension Plans				Benefit Plans
Assumptions	2012		2011		2012	2011
Discount Rate	3.95%		4.55%		3.95%	4.75%
Rate of Compensation Increase	4.95%	(a)	4.85%	(a)	NA	NA

(a)       Rates are for base pay only. In addition, an amount is added to reflect target incentive compensation for exempt employees and overtime and incentive pay for nonexempt employees.

NA       Not applicable.

Benefit Obligations [Member] | Appalachian Power Co [Member]
Actuarial Assumptions
			Other Postretirement
	Pension Plans		Benefit Plans
Assumption	2012	2011	2012	2011
Discount Rate	3.95%	4.55%	3.95%	4.75%

	Pension Plans
Assumption - Rate of Compensation Increase (a)	2012	2011
APCo	4.70%	4.65%
I&M	5.00%	4.90%
OPCo	5.00%	4.95%
PSO	4.90%	4.85%
SWEPCo	4.75%	4.70%

(a)       Rates are for base pay only. In addition, an amount is added to reflect target incentive compensation for exempt employees and overtime and incentive pay for nonexempt employees.

Benefit Obligations [Member] | Indiana Michigan Power Co [Member]
Actuarial Assumptions
			Other Postretirement
	Pension Plans		Benefit Plans
Assumption	2012	2011	2012	2011
Discount Rate	3.95%	4.55%	3.95%	4.75%

	Pension Plans
Assumption - Rate of Compensation Increase (a)	2012	2011
APCo	4.70%	4.65%
I&M	5.00%	4.90%
OPCo	5.00%	4.95%
PSO	4.90%	4.85%
SWEPCo	4.75%	4.70%

(a)       Rates are for base pay only. In addition, an amount is added to reflect target incentive compensation for exempt employees and overtime and incentive pay for nonexempt employees.

Benefit Obligations [Member] | Ohio Power Co [Member]
Actuarial Assumptions
			Other Postretirement
	Pension Plans		Benefit Plans
Assumption	2012	2011	2012	2011
Discount Rate	3.95%	4.55%	3.95%	4.75%

	Pension Plans
Assumption - Rate of Compensation Increase (a)	2012	2011
APCo	4.70%	4.65%
I&M	5.00%	4.90%
OPCo	5.00%	4.95%
PSO	4.90%	4.85%
SWEPCo	4.75%	4.70%

(a)       Rates are for base pay only. In addition, an amount is added to reflect target incentive compensation for exempt employees and overtime and incentive pay for nonexempt employees.

Benefit Obligations [Member] | Public Service Co of Oklahoma [Member]
Actuarial Assumptions
			Other Postretirement
	Pension Plans		Benefit Plans
Assumption	2012	2011	2012	2011
Discount Rate	3.95%	4.55%	3.95%	4.75%

	Pension Plans
Assumption - Rate of Compensation Increase (a)	2012	2011
APCo	4.70%	4.65%
I&M	5.00%	4.90%
OPCo	5.00%	4.95%
PSO	4.90%	4.85%
SWEPCo	4.75%	4.70%

(a)       Rates are for base pay only. In addition, an amount is added to reflect target incentive compensation for exempt employees and overtime and incentive pay for nonexempt employees.

Benefit Obligations [Member] | Southwestern Electric Power Co [Member]
Actuarial Assumptions
			Other Postretirement
	Pension Plans		Benefit Plans
Assumption	2012	2011	2012	2011
Discount Rate	3.95%	4.55%	3.95%	4.75%

	Pension Plans
Assumption - Rate of Compensation Increase (a)	2012	2011
APCo	4.70%	4.65%
I&M	5.00%	4.90%
OPCo	5.00%	4.95%
PSO	4.90%	4.85%
SWEPCo	4.75%	4.70%

(a)       Rates are for base pay only. In addition, an amount is added to reflect target incentive compensation for exempt employees and overtime and incentive pay for nonexempt employees.

Benefit Costs [Member]
Actuarial Assumptions
				Other Postretirement
	Pension Plans			Benefit Plans
	2012	2011	2010	2012	2011	2010
Discount Rate	4.55%	5.05%	5.60%	4.75%	5.25%	5.85%
Expected Return on Plan Assets	7.25%	7.75%	8.00%	7.25%	7.50%	8.00%
Rate of Compensation Increase	4.85%	4.85%	4.60%	NA	NA	NA

NA Not applicable.

Benefit Costs [Member] | Appalachian Power Co [Member]
Actuarial Assumptions
				Other Postretirement
	Pension Plans			Benefit Plans
Assumptions	2012	2011	2010	2012	2011	2010
Discount Rate	4.55%	5.05%	5.60%	4.75%	5.25%	5.85%
Expected Return on Plan Assets	7.25%	7.75%	8.00%	7.25%	7.50%	8.00%

	Pension Plans
Assumption - Rate of Compensation Increase	2012	2011	2010
APCo	4.70%	4.65%	4.35%
I&M	5.00%	4.90%	4.55%
OPCo	5.00%	4.95%	4.70%
PSO	4.90%	4.85%	4.60%
SWEPCo	4.75%	4.70%	4.45%

Benefit Costs [Member] | Indiana Michigan Power Co [Member]
Actuarial Assumptions
				Other Postretirement
	Pension Plans			Benefit Plans
Assumptions	2012	2011	2010	2012	2011	2010
Discount Rate	4.55%	5.05%	5.60%	4.75%	5.25%	5.85%
Expected Return on Plan Assets	7.25%	7.75%	8.00%	7.25%	7.50%	8.00%

	Pension Plans
Assumption - Rate of Compensation Increase	2012	2011	2010
APCo	4.70%	4.65%	4.35%
I&M	5.00%	4.90%	4.55%
OPCo	5.00%	4.95%	4.70%
PSO	4.90%	4.85%	4.60%
SWEPCo	4.75%	4.70%	4.45%

Benefit Costs [Member] | Ohio Power Co [Member]
Actuarial Assumptions
				Other Postretirement
	Pension Plans			Benefit Plans
Assumptions	2012	2011	2010	2012	2011	2010
Discount Rate	4.55%	5.05%	5.60%	4.75%	5.25%	5.85%
Expected Return on Plan Assets	7.25%	7.75%	8.00%	7.25%	7.50%	8.00%

	Pension Plans
Assumption - Rate of Compensation Increase	2012	2011	2010
APCo	4.70%	4.65%	4.35%
I&M	5.00%	4.90%	4.55%
OPCo	5.00%	4.95%	4.70%
PSO	4.90%	4.85%	4.60%
SWEPCo	4.75%	4.70%	4.45%

Benefit Costs [Member] | Public Service Co of Oklahoma [Member]
Actuarial Assumptions
				Other Postretirement
	Pension Plans			Benefit Plans
Assumptions	2012	2011	2010	2012	2011	2010
Discount Rate	4.55%	5.05%	5.60%	4.75%	5.25%	5.85%
Expected Return on Plan Assets	7.25%	7.75%	8.00%	7.25%	7.50%	8.00%

	Pension Plans
Assumption - Rate of Compensation Increase	2012	2011	2010
APCo	4.70%	4.65%	4.35%
I&M	5.00%	4.90%	4.55%
OPCo	5.00%	4.95%	4.70%
PSO	4.90%	4.85%	4.60%
SWEPCo	4.75%	4.70%	4.45%

Benefit Costs [Member] | Southwestern Electric Power Co [Member]
Actuarial Assumptions
				Other Postretirement
	Pension Plans			Benefit Plans
Assumptions	2012	2011	2010	2012	2011	2010
Discount Rate	4.55%	5.05%	5.60%	4.75%	5.25%	5.85%
Expected Return on Plan Assets	7.25%	7.75%	8.00%	7.25%	7.50%	8.00%

	Pension Plans
Assumption - Rate of Compensation Increase	2012	2011	2010
APCo	4.70%	4.65%	4.35%
I&M	5.00%	4.90%	4.55%
OPCo	5.00%	4.95%	4.70%
PSO	4.90%	4.85%	4.60%
SWEPCo	4.75%	4.70%	4.45%

Business Segments (Tables)	12 Months Ended
Dec. 31, 2012
Business Segments (Tables) [Abstract]
Reportable Segment Information
			Nonutility Operations
				Generation
	Utility	Transmission	AEP River	and	All Other	Reconciling
	Operations	Operations	Operations	Marketing	(a)	Adjustments		Consolidated
	(in millions)
Year Ended December 31, 2012
Revenues from:
External Customers	$13,670	$7	$647	$599	$22	$-		$14,945
Other Operating Segments	108	17	20	1	8	(154)		-
Total Revenues	$13,778	$24	$667	$600	$30	$(154)		$14,945

Asset Impairments and Other
Related Charges	$300	$-	$-	$-	$-	$-		$300
Depreciation and Amortization	1,734	3	29	28	-	(12)	(b)	1,782
Interest Income	7	-	-	-	20	(19)		8
Carrying Costs Income	53	-	-	-	-	-		53
Interest Expense	882	3	17	19	102	(35)	(b)	988
Income Tax Expense	560	17	7	3	17	-		604

Net Income (Loss)	1,299	43	15	7	(102)	-		1,262

Gross Property Additions	2,625	392	31	71	-	-		3,119

			Nonutility Operations
				Generation
	Utility	Transmission	AEP River	and	All Other	Reconciling
	Operations	Operations	Operations	Marketing	(a)	Adjustments		Consolidated
	(in millions)
Year Ended December 31, 2011
Revenues from:
External Customers	$14,088	$3	$696	$305	$24	$-		$15,116
Other Operating Segments	112	5	20	1	8	(146)		-
Total Revenues	$14,200	$8	$716	$306	$32	$(146)		$15,116

Asset Impairments and Other
Related Charges	$139	$-	$-	$-	$-	$-		$139
Depreciation and Amortization	1,613	-	28	25	2	(13)	(b)	1,655
Interest Income	29	-	-	(1)	17	(18)		27
Carrying Costs Income	393	-	-	-	-	-		393
Interest Expense	886	1	18	18	43	(33)	(b)	933
Income Tax Expense (Credit)	722	2	24	(18)	88	-		818

Income (Loss) Before Extraordinary
Item	$1,549	$30	$45	$14	$(62)	$-		$1,576
Extraordinary Item, Net of Tax	373	-	-	-	-	-		373
Net Income (Loss)	$1,922	$30	$45	$14	$(62)	$-		$1,949

Gross Property Additions	$2,405	$263	$18	$2	$214	$-		$2,902

			Nonutility Operations
				Generation
	Utility	Transmission	AEP River	and	All Other	Reconciling
	Operations	Operations	Operations	Marketing	(a)	Adjustments		Consolidated
	(in millions)
Year Ended December 31, 2010
Revenues from:
External Customers	$13,687	$-	$566	$173	$1	$-		$14,427
Other Operating Segments	105	1	22	-	14	(142)		-
Total Revenues	$13,792	$1	$588	$173	$15	$(142)		$14,427

Asset Impairments and Other
Related Charges	$-	$-	$-	$-	$-	$-		$-
Depreciation and Amortization	1,598	-	24	30	2	(13)	(b)	1,641
Interest Income	8	-	-	2	31	(20)		21
Carrying Costs Income	70	-	-	-	-	-		70
Interest Expense	942	-	14	20	58	(35)	(b)	999
Income Tax Expense (Credit)	651	(1)	19	(20)	(6)	-		643

Net Income (Loss)	1,192	9	37	25	(45)	-		1,218

Gross Property Additions	2,440	35	23	1	1	-		2,500

			Nonutility Operations
				Generation		Reconciling
	Utility	Transmission	AEP River	and	All Other	Adjustments
	Operations	Operations	Operations	Marketing	(a)	(b)		Consolidated
	(in millions)
December 31, 2012
Total Property, Plant and Equipment	$55,707	$748	$636	$621	$8	$(266)		$57,454
Accumulated Depreciation and
Amortization	18,344	4	161	246	7	(71)		18,691
Total Property, Plant and
Equipment - Net	$37,363	$744	$475	$375	$1	$(195)		$38,763

Total Assets	$51,477	$1,216	$670	$1,005	$17,191	$(17,192)	(c)	$54,367

Investments in Equity Method Investees	24	393	43	-	5	-		465

			Nonutility Operations
				Generation		Reconciling
	Utility	Transmission	AEP River	and	All Other	Adjustments
	Operations	Operations	Operations	Marketing	(a)	(b)		Consolidated
	(in millions)
December 31, 2011
Total Property, Plant and Equipment	$54,396	$323	$608	$590	$11	$(258)		$55,670
Accumulated Depreciation and
Amortization	18,393	-	136	219	10	(59)		18,699
Total Property, Plant and
Equipment - Net	$36,003	$323	$472	$371	$1	$(199)		$36,971

Total Assets	$50,093	$594	$659	$868	$16,751	$(16,742)	(c)	$52,223

Investments in Equity Method Investees	24	256	17	-	2	-		299

(a)       All Other includes:

  Parent's guarantee revenue received from affiliates, investment income, interest income and interest expense and other nonallocated costs.
  Tax and interest expense adjustments related to our UK operations, which were sold in 2004 and 2002.
  Forward natural gas contracts that were not sold with our natural gas pipeline and storage operations in 2004 and 2005. These contracts were financial derivatives which settled and expired in the fourth quarter of 2011.
  Revenue sharing related to the Plaquemine Cogeneration Facility, which ended in the fourth quarter of 2011.

(b)       Includes eliminations due to an intercompany capital lease.

(c)       Reconciling Adjustments for Total Assets primarily include the elimination of intercompany advances to affiliates and intercompany accounts receivable along with the elimination of AEP's investments in subsidiary companies.

Derivatives and Hedging (Tables)	12 Months Ended
Dec. 31, 2012
Notional Volume of Derivative Instruments
Notional Volume of Derivative Instruments

	Volume
	December 31,		Unit of
Primary Risk Exposure	2012	2011	Measure
	(in millions)
Commodity:
Power	498	609	MWhs
Coal	10	21	Tons
Natural Gas	147	100	MMBtus
Heating Oil and Gasoline	6	6	Gallons
Interest Rate	$235	$226	USD

Interest Rate and Foreign Currency	$1,199	$907	USD

Fair Value of Derivative Instruments
Fair Value of Derivative Instruments
December 31, 2012

				Gross Amounts	Gross	Net Amounts of
	Risk Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (b)	Position (c)
	(in millions)
Current Risk Management Assets	$589	$32	$3	$624	$(433)	$191
Long-term Risk Management Assets	528	5	1	534	(166)	368
Total Assets	1,117	37	4	1,158	(599)	559

Current Risk Management Liabilities	546	43	35	624	(469)	155
Long-term Risk Management Liabilities	383	6	6	395	(181)	214
Total Liabilities	929	49	41	1,019	(650)	369

Total MTM Derivative Contract Net
Assets (Liabilities)	$188	$(12)	$(37)	$139	$51	$190

Fair Value of Derivative Instruments
December 31, 2011

				Gross Amounts	Gross	Net Amounts of
	Risk Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (b)	Position (c)
	(in millions)
Current Risk Management Assets	$852	$24	$-	$876	$(683)	$193
Long-term Risk Management Assets	641	15	-	656	(253)	403
Total Assets	1,493	39	-	1,532	(936)	596

Current Risk Management Liabilities	847	29	20	896	(746)	150
Long-term Risk Management Liabilities	483	15	22	520	(325)	195
Total Liabilities	1,330	44	42	1,416	(1,071)	345

Total MTM Derivative Contract Net
Assets (Liabilities)	$163	$(5)	$(42)	$116	$135	$251

(a)       Derivative instruments within these categories are reported gross. These instruments are subject to master netting agreements and are presented on the balance sheets on a net basis in accordance with the accounting guidance for "Derivatives and Hedging."

(b)       Amounts primarily include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging." Amounts also include de-designated risk management contracts.

(c)       There are no derivative contracts subject to a master netting arrangement or similar agreement which are not offset in the statement of financial position.

Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on
Risk Management Contracts

	Years Ended December 31,
Location of Gain (Loss)	2012	2011	2010
	(in millions)
Utility Operations Revenues	$21	$46	$85
Other Revenues	39	20	9
Regulatory Assets (a)	(43)	(22)	(9)
Regulatory Liabilities (a)	8	(3)	38
Total Gain (Loss) on Risk Management Contracts	$25	$41	$123

(a)        Represents realized and unrealized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2012

		Interest Rate
		and Foreign
	Commodity	Currency	Total
	(in millions)
Balance in AOCI as of December 31, 2011	$(3)	$(20)	$(23)
Changes in Fair Value Recognized in AOCI	(15)	(14)	(29)
Amount of (Gain) or Loss Reclassified from AOCI
to Statement of Income/within Balance Sheet:
Utility Operations Revenues	-	-	-
Other Revenues	(5)	-	(5)
Purchased Electricity for Resale	13	-	13
Other Operation Expense	-	-	-
Maintenance Expense	-	-	-
Interest Expense	-	4	4
Property, Plant and Equipment	-	-	-
Regulatory Assets (a)	2	-	2
Regulatory Liabilities (a)	-	-	-
Balance in AOCI as of December 31, 2012	$(8)	$(30)	$(38)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2011

		Interest Rate
		and Foreign
	Commodity	Currency	Total

	(in millions)
Balance in AOCI as of December 31, 2010	$7	$4	$11
Changes in Fair Value Recognized in AOCI	(5)	(28)	(33)
Amount of (Gain) or Loss Reclassified from AOCI
to Statement of Income/within Balance Sheet:
Utility Operations Revenues	3	-	3
Other Revenues	(5)	-	(5)
Purchased Electricity for Resale	(2)	-	(2)
Other Operation Expense	(1)	-	(1)
Maintenance Expense	(1)	-	(1)
Interest Expense	-	4	4
Property, Plant and Equipment	(1)	-	(1)
Regulatory Assets (a)	2	-	2
Regulatory Liabilities (a)	-	-	-
Balance in AOCI as of December 31, 2011	$(3)	$(20)	$(23)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2010

		Interest Rate
		and Foreign
	Commodity	Currency	Total
	(in millions)
Balance in AOCI as of December 31, 2009	$(2)	$(13)	$(15)
Changes in Fair Value Recognized in AOCI	9	13	22
Amount of (Gain) or Loss Reclassified from AOCI
to Statement of Income/within Balance Sheet:
Utility Operations Revenues	-	-	-
Other Revenues	(7)	-	(7)
Purchased Electricity for Resale	4	-	4
Other Operation Expense	-	-	-
Maintenance Expense	-	-	-
Interest Expense	-	4	4
Property, Plant and Equipment	-	-	-
Regulatory Assets (a)	3	-	3
Regulatory Liabilities (a)	-	-	-
Balance in AOCI as of December 31, 2010	$7	$4	$11

(a) Represents realized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Impact of Cash Flow Hedges on the Balance Sheet
Impact of Cash Flow Hedges on the Balance Sheet
December 31, 2012

		Interest Rate
		and Foreign
	Commodity	Currency	Total
	(in millions)
Hedging Assets (a)	$24	$-	$24
Hedging Liabilities (a)	36	37	73
AOCI Gain (Loss) Net of Tax	(8)	(30)	(38)
Portion Expected to be Reclassified to Net
Income During the Next Twelve Months	(8)	(4)	(12)

Impact of Cash Flow Hedges on the Balance Sheet
December 31, 2011

		Interest Rate
		and Foreign
	Commodity	Currency	Total
	(in millions)
Hedging Assets (a)	$20	$-	$20
Hedging Liabilities (a)	25	42	67
AOCI Gain (Loss) Net of Tax	(3)	(20)	(23)
Portion Expected to be Reclassified to Net
Income During the Next Twelve Months	(3)	(2)	(5)

(a)       Hedging Assets and Hedging Liabilities are included in Risk Management Assets and Liabilities on the balance sheets.

Collateral Required Under Various Triggering Events
	December 31,
	2012	2011
	(in millions)
Liabilities for Derivative Contracts with Credit Downgrade Triggers	$7	$32
Amount of Collateral AEP Subsidiaries Would Have Been
Required to Post	32	39
Amount Attributable to RTO and ISO Activities	31	38

Liabilities Subject to Cross Default Provisions
	December 31,
	2012	2011
	(in millions)
Liabilities for Contracts with Cross Default Provisions Prior to Contractual
Netting Arrangements	$469	$515
Amount of Cash Collateral Posted	8	56
Additional Settlement Liability if Cross Default Provision is Triggered	328	291

Appalachian Power Co [Member]
Notional Volume of Derivative Instruments
Notional Volume of Derivative Instruments
December 31, 2012

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	94,059	64,791	132,188	-	-
Coal	Tons	1,401	2,711	3,033	1,980	1,312
Natural Gas	MMBtus	10,077	6,922	14,163	-	-
Heating Oil and
Gasoline	Gallons	1,050	532	1,260	616	585
Interest Rate	USD	$24,146	$16,584	$33,934	$-	$-

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$-

Notional Volume of Derivative Instruments
December 31, 2011

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	169,459	109,326	229,468	39	49
Coal	Tons	3,714	1,920	8,337	3,574	2,974
Natural Gas	MMBtus	7,923	5,081	10,728	115	145
Heating Oil and
Gasoline	Gallons	1,057	525	1,254	618	569
Interest Rate	USD	$31,029	$19,890	$42,093	$175	$203

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$200,069

Cash Collateral Netting
	December 31,
	2012		2011
	Cash Collateral	Cash Collateral	Cash Collateral	Cash Collateral
	Received	Paid	Received	Paid
	Netted Against	Netted Against	Netted Against	Netted Against
	Risk Management	Risk Management	Risk Management	Risk Management
Company	Assets	Liabilities	Assets	Liabilities
	(in thousands)
APCo	$1,262	$11,029	$4,291	$28,964
I&M	867	7,576	2,752	18,547
OPCo	1,774	15,500	5,810	39,183
PSO	-	-	53	130
SWEPCo	-	-	66	124

Fair Value of Derivative Instruments
Fair Value of Derivative Instruments
December 31, 2012

APCo
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (b)	Position (d)

	(in thousands)
Current Risk Management Assets	$127,645	$338	$-	$127,983	$(97,023)	$30,960
Long-term Risk Management Assets	60,498	215	-	60,713	(26,353)	34,360
Total Assets	188,143	553	-	188,696	(123,376)	65,320

Current Risk Management Liabilities	119,430	1,182	-	120,612	(103,914)	16,698
Long-term Risk Management Liabilities	47,281	424	-	47,705	(29,229)	18,476
Total Liabilities	166,711	1,606	-	168,317	(133,143)	35,174

Total MTM Derivative Contract Net
Assets (Liabilities)	$21,432	$(1,053)	$-	$20,379	$9,767	$30,146

Fair Value of Derivative Instruments
December 31, 2011

APCo

	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (c)	Position (d)

	(in thousands)
Current Risk Management Assets	$232,784	$1,040	$-	$233,824	$(194,179)	$39,645
Long-term Risk Management Assets	99,751	90	-	99,841	(60,615)	39,226
Total Assets	332,535	1,130	-	333,665	(254,794)	78,871

Current Risk Management Liabilities	235,354	2,767	-	238,121	(211,515)	26,606
Long-term Risk Management Liabilities	82,058	350	-	82,408	(69,485)	12,923
Total Liabilities	317,412	3,117	-	320,529	(281,000)	39,529

Total MTM Derivative Contract Net
Assets (Liabilities)	$15,123	$(1,987)	$-	$13,136	$26,206	$39,342

(a) Derivative instruments within these categories are reported gross. These instruments are subject to master netting agreements and are presented on the balance sheets on a net basis in accordance with the accounting guidance for "Derivatives and Hedging."

(b) Amounts include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging."

(c) Amounts primarily include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging." Amounts also include de-designated risk management contracts.

(d) There are no derivative contracts subject to a master netting arrangement or similar agreement which are not offset in the statement of financial position.

Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2012

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$(1,149)	$11,437	$11,978	$163	$398
Sales to AEP Affiliates	-	-	-	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(7,835)	(9,204)	(14,104)	(5,304)	(6,274)
Regulatory Liabilities (a)	7,314	(889)	-	(19)	(13)
Total Gain (Loss) on Risk Management
Contracts	$(1,670)	$1,344	$(2,126)	$(5,160)	$(5,889)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2011

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$2,843	$12,786	$27,292	$297	$547
Sales to AEP Affiliates	154	92	196	3	4
Fuel and Other Consumables Used for
Electric Generation	-	-	(2)	-	-
Regulatory Assets (a)	373	(1,470)	(17,928)	(1,421)	(1,709)
Regulatory Liabilities (a)	2,552	(5,178)	(105)	708	(118)
Total Gain (Loss) on Risk Management
Contracts	$5,922	$6,230	$9,453	$(413)	$(1,276)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2010

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$5,057	$21,834	$40,893	$3,156	$3,880
Sales to AEP Affiliates	(2,379)	(2,471)	5,043	(794)	(1,523)
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(372)	(186)	(5,788)	46	(2,902)
Regulatory Liabilities (a)	27,790	8,217	3,451	878	351
Total Gain (Loss) on Risk Management
Contracts	$30,096	$27,394	$43,599	$3,286	$(194)

(a)       Represents realized and unrealized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2012

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)
Changes in Fair Value Recognized in AOCI	(1,310)	(987)	(2,002)	104	100
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$(644)	$(446)	$(912)	$21	$22

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)
Changes in Fair Value Recognized in AOCI	-	(5,777)	-	-	(2,778)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Balance in AOCI as of December 31, 2012	$2,077	$(19,647)	$8,095	$6,460	$(15,571)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)
Changes in Fair Value Recognized in AOCI	(1,310)	(6,764)	(2,002)	104	(2,678)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$1,433	$(20,093)	$7,183	$6,481	$(15,549)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2011

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82
Changes in Fair Value Recognized in AOCI	(2,077)	(1,294)	(2,748)	108	102
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)
Changes in Fair Value Recognized in AOCI	(373)	(6,913)	-	(475)	(12,438)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)
Changes in Fair Value Recognized in AOCI	(2,450)	(8,207)	(2,748)	(367)	(12,336)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2010

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(743)	$(382)	$(742)	$(78)	$112
Changes in Fair Value Recognized in AOCI	(1,450)	(901)	(1,958)	77	69
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(44)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(6,450)	$(9,514)	$12,172	$(521)	$(5,047)
Changes in Fair Value Recognized in AOCI	5,042	-	-	8,813	(74)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	21
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(7,193)	$(9,896)	$11,430	$(599)	$(4,935)
Changes in Fair Value Recognized in AOCI	3,592	(901)	(1,958)	8,890	(5)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(23)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)

(a)       Represents realized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Impact of Cash Flow Hedges on the Balance Sheet
Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2012

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$302	$-	$1,355	$-	$(644)	$2,077
I&M	200	-	931	19,524	(446)	(19,647)
OPCo	416	-	1,903	-	(912)	8,095
PSO	25	-	-	-	21	6,460
SWEPCo	24	-	-	-	22	(15,571)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
			Maximum Term for
		Interest Rate	Exposure to
		and Foreign	Variability of Future
Company	Commodity	Currency	Cash Flows
	(in thousands)		(in months)
APCo	$(507)	$(1,013)	17
I&M	(355)	(1,600)	17
OPCo	(720)	1,359	17
PSO	21	759	12
SWEPCo	22	(2,267)	12

Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2011

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$431	$-	$2,418	$-	$(1,309)	$1,024
I&M	277	-	1,523	10,637	(819)	(14,465)
OPCo	584	-	3,239	-	(1,748)	9,454
PSO	-	-	107	-	(69)	7,218
SWEPCo	-	3	97	19,143	(62)	(15,462)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
		Interest Rate
		and Foreign
Company	Commodity	Currency
	(in thousands)
APCo	$(1,140)	$(1,052)
I&M	(712)	(595)
OPCo	(1,518)	1,359
PSO	(70)	759
SWEPCo	(63)	(1,864)

       (a)       Hedging Assets and Hedging Liabilities are included in Risk Management Assets and Liabilities on the balance sheets.

Collateral Required Under Various Triggering Events
	December 31, 2012
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$2,159	$3,699	$3,510
I&M	1,483	2,540	2,411
OPCo	3,034	5,198	4,933
PSO	-	1,509	1,429
SWEPCo	-	1,778	1,683

	December 31, 2011
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$10,007	$6,211	$6,211
I&M	6,418	3,983	3,983
OPCo	13,550	8,410	8,410
PSO	-	856	414
SWEPCo	-	1,128	522

Liabilities Subject to Cross Default Provisions
	December 31, 2012
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$49,465	$1,822	$30,160
I&M	53,499	1,252	40,240
OPCo	69,516	2,561	42,386
PSO	-	-	-
SWEPCo	-	-	-

	December 31, 2011
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$76,868	$8,107	$27,603
I&M	59,936	5,200	28,339
OPCo	104,091	10,978	37,380
PSO	142	-	61
SWEPCo	19,322	-	19,220

Indiana Michigan Power Co [Member]
Notional Volume of Derivative Instruments
Notional Volume of Derivative Instruments
December 31, 2012

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	94,059	64,791	132,188	-	-
Coal	Tons	1,401	2,711	3,033	1,980	1,312
Natural Gas	MMBtus	10,077	6,922	14,163	-	-
Heating Oil and
Gasoline	Gallons	1,050	532	1,260	616	585
Interest Rate	USD	$24,146	$16,584	$33,934	$-	$-

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$-

Notional Volume of Derivative Instruments
December 31, 2011

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	169,459	109,326	229,468	39	49
Coal	Tons	3,714	1,920	8,337	3,574	2,974
Natural Gas	MMBtus	7,923	5,081	10,728	115	145
Heating Oil and
Gasoline	Gallons	1,057	525	1,254	618	569
Interest Rate	USD	$31,029	$19,890	$42,093	$175	$203

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$200,069

Cash Collateral Netting
	December 31,
	2012		2011
	Cash Collateral	Cash Collateral	Cash Collateral	Cash Collateral
	Received	Paid	Received	Paid
	Netted Against	Netted Against	Netted Against	Netted Against
	Risk Management	Risk Management	Risk Management	Risk Management
Company	Assets	Liabilities	Assets	Liabilities
	(in thousands)
APCo	$1,262	$11,029	$4,291	$28,964
I&M	867	7,576	2,752	18,547
OPCo	1,774	15,500	5,810	39,183
PSO	-	-	53	130
SWEPCo	-	-	66	124

Fair Value of Derivative Instruments
Fair Value of Derivative Instruments
December 31, 2012

I&M
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (b)	Position (d)

	(in thousands)
Current Risk Management Assets	$93,268	$220	$-	$93,488	$(66,514)	$26,974
Long-term Risk Management Assets	41,553	148	-	41,701	(18,132)	23,569
Total Assets	134,821	368	-	135,189	(84,646)	50,543

Current Risk Management Liabilities	82,433	807	19,524	102,764	(71,247)	31,517
Long-term Risk Management Liabilities	33,714	292	-	34,006	(20,108)	13,898
Total Liabilities	116,147	1,099	19,524	136,770	(91,355)	45,415

Total MTM Derivative Contract Net
Assets (Liabilities)	$18,674	$(731)	$(19,524)	$(1,581)	$6,709	$5,128

Fair Value of Derivative Instruments
December 31, 2011

I&M
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (c)	Position (d)

	(in thousands)
Current Risk Management Assets	$154,628	$667	$-	$155,295	$(123,143)	$32,152
Long-term Risk Management Assets	68,047	58	-	68,105	(38,743)	29,362
Total Assets	222,675	725	-	223,400	(161,886)	61,514

Current Risk Management Liabilities	149,466	1,747	-	151,213	(134,233)	16,980
Long-term Risk Management Liabilities	52,441	224	10,637	63,302	(44,431)	18,871
Total Liabilities	201,907	1,971	10,637	214,515	(178,664)	35,851

Total MTM Derivative Contract Net
Assets (Liabilities)	$20,768	$(1,246)	$(10,637)	$8,885	$16,778	$25,663

(a) Derivative instruments within these categories are reported gross. These instruments are subject to master netting agreements and are presented on the balance sheets on a net basis in accordance with the accounting guidance for "Derivatives and Hedging."

(b) Amounts include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging."

(c) Amounts primarily include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging." Amounts also include de-designated risk management contracts.

(d) There are no derivative contracts subject to a master netting arrangement or similar agreement which are not offset in the statement of financial position.

Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2012

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$(1,149)	$11,437	$11,978	$163	$398
Sales to AEP Affiliates	-	-	-	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(7,835)	(9,204)	(14,104)	(5,304)	(6,274)
Regulatory Liabilities (a)	7,314	(889)	-	(19)	(13)
Total Gain (Loss) on Risk Management
Contracts	$(1,670)	$1,344	$(2,126)	$(5,160)	$(5,889)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2011

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$2,843	$12,786	$27,292	$297	$547
Sales to AEP Affiliates	154	92	196	3	4
Fuel and Other Consumables Used for
Electric Generation	-	-	(2)	-	-
Regulatory Assets (a)	373	(1,470)	(17,928)	(1,421)	(1,709)
Regulatory Liabilities (a)	2,552	(5,178)	(105)	708	(118)
Total Gain (Loss) on Risk Management
Contracts	$5,922	$6,230	$9,453	$(413)	$(1,276)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2010

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$5,057	$21,834	$40,893	$3,156	$3,880
Sales to AEP Affiliates	(2,379)	(2,471)	5,043	(794)	(1,523)
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(372)	(186)	(5,788)	46	(2,902)
Regulatory Liabilities (a)	27,790	8,217	3,451	878	351
Total Gain (Loss) on Risk Management
Contracts	$30,096	$27,394	$43,599	$3,286	$(194)

(a)       Represents realized and unrealized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2012

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)
Changes in Fair Value Recognized in AOCI	(1,310)	(987)	(2,002)	104	100
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$(644)	$(446)	$(912)	$21	$22

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)
Changes in Fair Value Recognized in AOCI	-	(5,777)	-	-	(2,778)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Balance in AOCI as of December 31, 2012	$2,077	$(19,647)	$8,095	$6,460	$(15,571)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)
Changes in Fair Value Recognized in AOCI	(1,310)	(6,764)	(2,002)	104	(2,678)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$1,433	$(20,093)	$7,183	$6,481	$(15,549)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2011

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82
Changes in Fair Value Recognized in AOCI	(2,077)	(1,294)	(2,748)	108	102
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)
Changes in Fair Value Recognized in AOCI	(373)	(6,913)	-	(475)	(12,438)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)
Changes in Fair Value Recognized in AOCI	(2,450)	(8,207)	(2,748)	(367)	(12,336)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2010

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(743)	$(382)	$(742)	$(78)	$112
Changes in Fair Value Recognized in AOCI	(1,450)	(901)	(1,958)	77	69
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(44)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(6,450)	$(9,514)	$12,172	$(521)	$(5,047)
Changes in Fair Value Recognized in AOCI	5,042	-	-	8,813	(74)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	21
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(7,193)	$(9,896)	$11,430	$(599)	$(4,935)
Changes in Fair Value Recognized in AOCI	3,592	(901)	(1,958)	8,890	(5)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(23)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)

(a)       Represents realized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Impact of Cash Flow Hedges on the Balance Sheet
Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2012

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$302	$-	$1,355	$-	$(644)	$2,077
I&M	200	-	931	19,524	(446)	(19,647)
OPCo	416	-	1,903	-	(912)	8,095
PSO	25	-	-	-	21	6,460
SWEPCo	24	-	-	-	22	(15,571)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
			Maximum Term for
		Interest Rate	Exposure to
		and Foreign	Variability of Future
Company	Commodity	Currency	Cash Flows
	(in thousands)		(in months)
APCo	$(507)	$(1,013)	17
I&M	(355)	(1,600)	17
OPCo	(720)	1,359	17
PSO	21	759	12
SWEPCo	22	(2,267)	12

Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2011

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$431	$-	$2,418	$-	$(1,309)	$1,024
I&M	277	-	1,523	10,637	(819)	(14,465)
OPCo	584	-	3,239	-	(1,748)	9,454
PSO	-	-	107	-	(69)	7,218
SWEPCo	-	3	97	19,143	(62)	(15,462)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
		Interest Rate
		and Foreign
Company	Commodity	Currency
	(in thousands)
APCo	$(1,140)	$(1,052)
I&M	(712)	(595)
OPCo	(1,518)	1,359
PSO	(70)	759
SWEPCo	(63)	(1,864)

       (a)       Hedging Assets and Hedging Liabilities are included in Risk Management Assets and Liabilities on the balance sheets.

Collateral Required Under Various Triggering Events
	December 31, 2012
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$2,159	$3,699	$3,510
I&M	1,483	2,540	2,411
OPCo	3,034	5,198	4,933
PSO	-	1,509	1,429
SWEPCo	-	1,778	1,683

	December 31, 2011
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$10,007	$6,211	$6,211
I&M	6,418	3,983	3,983
OPCo	13,550	8,410	8,410
PSO	-	856	414
SWEPCo	-	1,128	522

Liabilities Subject to Cross Default Provisions
	December 31, 2012
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$49,465	$1,822	$30,160
I&M	53,499	1,252	40,240
OPCo	69,516	2,561	42,386
PSO	-	-	-
SWEPCo	-	-	-

	December 31, 2011
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$76,868	$8,107	$27,603
I&M	59,936	5,200	28,339
OPCo	104,091	10,978	37,380
PSO	142	-	61
SWEPCo	19,322	-	19,220

Ohio Power Co [Member]
Notional Volume of Derivative Instruments
Notional Volume of Derivative Instruments
December 31, 2012

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	94,059	64,791	132,188	-	-
Coal	Tons	1,401	2,711	3,033	1,980	1,312
Natural Gas	MMBtus	10,077	6,922	14,163	-	-
Heating Oil and
Gasoline	Gallons	1,050	532	1,260	616	585
Interest Rate	USD	$24,146	$16,584	$33,934	$-	$-

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$-

Notional Volume of Derivative Instruments
December 31, 2011

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	169,459	109,326	229,468	39	49
Coal	Tons	3,714	1,920	8,337	3,574	2,974
Natural Gas	MMBtus	7,923	5,081	10,728	115	145
Heating Oil and
Gasoline	Gallons	1,057	525	1,254	618	569
Interest Rate	USD	$31,029	$19,890	$42,093	$175	$203

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$200,069

Cash Collateral Netting
	December 31,
	2012		2011
	Cash Collateral	Cash Collateral	Cash Collateral	Cash Collateral
	Received	Paid	Received	Paid
	Netted Against	Netted Against	Netted Against	Netted Against
	Risk Management	Risk Management	Risk Management	Risk Management
Company	Assets	Liabilities	Assets	Liabilities
	(in thousands)
APCo	$1,262	$11,029	$4,291	$28,964
I&M	867	7,576	2,752	18,547
OPCo	1,774	15,500	5,810	39,183
PSO	-	-	53	130
SWEPCo	-	-	66	124

Fair Value of Derivative Instruments
Fair Value of Derivative Instruments
December 31, 2012

OPCo
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (b)	Position (d)

	(in thousands)
Current Risk Management Assets	$183,064	$464	$-	$183,528	$(139,215)	$44,313
Long-term Risk Management Assets	85,023	303	-	85,326	(37,038)	48,288
Total Assets	268,087	767	-	268,854	(176,253)	92,601

Current Risk Management Liabilities	171,397	1,658	-	173,055	(148,900)	24,155
Long-term Risk Management Liabilities	66,448	596	-	67,044	(41,079)	25,965
Total Liabilities	237,845	2,254	-	240,099	(189,979)	50,120

Total MTM Derivative Contract Net
Assets (Liabilities)	$30,242	$(1,487)	$-	$28,755	$13,726	$42,481

Fair Value of Derivative Instruments
December 31, 2011

OPCo
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (c)	Position (d)

	(in thousands)
Current Risk Management Assets	$325,904	$1,409	$-	$327,313	$(273,020)	$54,293
Long-term Risk Management Assets	136,519	122	-	136,641	(83,027)	53,614
Total Assets	462,423	1,531	-	463,954	(356,047)	107,907

Current Risk Management Liabilities	329,307	3,712	-	333,019	(296,458)	36,561
Long-term Risk Management Liabilities	112,454	474	-	112,928	(95,038)	17,890
Total Liabilities	441,761	4,186	-	445,947	(391,496)	54,451

Total MTM Derivative Contract Net
Assets (Liabilities)	$20,662	$(2,655)	$-	$18,007	$35,449	$53,456

(a) Derivative instruments within these categories are reported gross. These instruments are subject to master netting agreements and are presented on the balance sheets on a net basis in accordance with the accounting guidance for "Derivatives and Hedging."

(b) Amounts include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging."

(c) Amounts primarily include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging." Amounts also include de-designated risk management contracts.

(d) There are no derivative contracts subject to a master netting arrangement or similar agreement which are not offset in the statement of financial position.

Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2012

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$(1,149)	$11,437	$11,978	$163	$398
Sales to AEP Affiliates	-	-	-	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(7,835)	(9,204)	(14,104)	(5,304)	(6,274)
Regulatory Liabilities (a)	7,314	(889)	-	(19)	(13)
Total Gain (Loss) on Risk Management
Contracts	$(1,670)	$1,344	$(2,126)	$(5,160)	$(5,889)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2011

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$2,843	$12,786	$27,292	$297	$547
Sales to AEP Affiliates	154	92	196	3	4
Fuel and Other Consumables Used for
Electric Generation	-	-	(2)	-	-
Regulatory Assets (a)	373	(1,470)	(17,928)	(1,421)	(1,709)
Regulatory Liabilities (a)	2,552	(5,178)	(105)	708	(118)
Total Gain (Loss) on Risk Management
Contracts	$5,922	$6,230	$9,453	$(413)	$(1,276)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2010

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$5,057	$21,834	$40,893	$3,156	$3,880
Sales to AEP Affiliates	(2,379)	(2,471)	5,043	(794)	(1,523)
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(372)	(186)	(5,788)	46	(2,902)
Regulatory Liabilities (a)	27,790	8,217	3,451	878	351
Total Gain (Loss) on Risk Management
Contracts	$30,096	$27,394	$43,599	$3,286	$(194)

(a)       Represents realized and unrealized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2012

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)
Changes in Fair Value Recognized in AOCI	(1,310)	(987)	(2,002)	104	100
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$(644)	$(446)	$(912)	$21	$22

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)
Changes in Fair Value Recognized in AOCI	-	(5,777)	-	-	(2,778)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Balance in AOCI as of December 31, 2012	$2,077	$(19,647)	$8,095	$6,460	$(15,571)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)
Changes in Fair Value Recognized in AOCI	(1,310)	(6,764)	(2,002)	104	(2,678)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$1,433	$(20,093)	$7,183	$6,481	$(15,549)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2011

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82
Changes in Fair Value Recognized in AOCI	(2,077)	(1,294)	(2,748)	108	102
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)
Changes in Fair Value Recognized in AOCI	(373)	(6,913)	-	(475)	(12,438)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)
Changes in Fair Value Recognized in AOCI	(2,450)	(8,207)	(2,748)	(367)	(12,336)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2010

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(743)	$(382)	$(742)	$(78)	$112
Changes in Fair Value Recognized in AOCI	(1,450)	(901)	(1,958)	77	69
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(44)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(6,450)	$(9,514)	$12,172	$(521)	$(5,047)
Changes in Fair Value Recognized in AOCI	5,042	-	-	8,813	(74)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	21
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(7,193)	$(9,896)	$11,430	$(599)	$(4,935)
Changes in Fair Value Recognized in AOCI	3,592	(901)	(1,958)	8,890	(5)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(23)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)

(a)       Represents realized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Impact of Cash Flow Hedges on the Balance Sheet
Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2012

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$302	$-	$1,355	$-	$(644)	$2,077
I&M	200	-	931	19,524	(446)	(19,647)
OPCo	416	-	1,903	-	(912)	8,095
PSO	25	-	-	-	21	6,460
SWEPCo	24	-	-	-	22	(15,571)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
			Maximum Term for
		Interest Rate	Exposure to
		and Foreign	Variability of Future
Company	Commodity	Currency	Cash Flows
	(in thousands)		(in months)
APCo	$(507)	$(1,013)	17
I&M	(355)	(1,600)	17
OPCo	(720)	1,359	17
PSO	21	759	12
SWEPCo	22	(2,267)	12

Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2011

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$431	$-	$2,418	$-	$(1,309)	$1,024
I&M	277	-	1,523	10,637	(819)	(14,465)
OPCo	584	-	3,239	-	(1,748)	9,454
PSO	-	-	107	-	(69)	7,218
SWEPCo	-	3	97	19,143	(62)	(15,462)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
		Interest Rate
		and Foreign
Company	Commodity	Currency
	(in thousands)
APCo	$(1,140)	$(1,052)
I&M	(712)	(595)
OPCo	(1,518)	1,359
PSO	(70)	759
SWEPCo	(63)	(1,864)

       (a)       Hedging Assets and Hedging Liabilities are included in Risk Management Assets and Liabilities on the balance sheets.

Collateral Required Under Various Triggering Events
	December 31, 2012
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$2,159	$3,699	$3,510
I&M	1,483	2,540	2,411
OPCo	3,034	5,198	4,933
PSO	-	1,509	1,429
SWEPCo	-	1,778	1,683

	December 31, 2011
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$10,007	$6,211	$6,211
I&M	6,418	3,983	3,983
OPCo	13,550	8,410	8,410
PSO	-	856	414
SWEPCo	-	1,128	522

Liabilities Subject to Cross Default Provisions
	December 31, 2012
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$49,465	$1,822	$30,160
I&M	53,499	1,252	40,240
OPCo	69,516	2,561	42,386
PSO	-	-	-
SWEPCo	-	-	-

	December 31, 2011
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$76,868	$8,107	$27,603
I&M	59,936	5,200	28,339
OPCo	104,091	10,978	37,380
PSO	142	-	61
SWEPCo	19,322	-	19,220

Public Service Co of Oklahoma [Member]
Notional Volume of Derivative Instruments
Notional Volume of Derivative Instruments
December 31, 2012

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	94,059	64,791	132,188	-	-
Coal	Tons	1,401	2,711	3,033	1,980	1,312
Natural Gas	MMBtus	10,077	6,922	14,163	-	-
Heating Oil and
Gasoline	Gallons	1,050	532	1,260	616	585
Interest Rate	USD	$24,146	$16,584	$33,934	$-	$-

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$-

Notional Volume of Derivative Instruments
December 31, 2011

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	169,459	109,326	229,468	39	49
Coal	Tons	3,714	1,920	8,337	3,574	2,974
Natural Gas	MMBtus	7,923	5,081	10,728	115	145
Heating Oil and
Gasoline	Gallons	1,057	525	1,254	618	569
Interest Rate	USD	$31,029	$19,890	$42,093	$175	$203

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$200,069

Cash Collateral Netting
	December 31,
	2012		2011
	Cash Collateral	Cash Collateral	Cash Collateral	Cash Collateral
	Received	Paid	Received	Paid
	Netted Against	Netted Against	Netted Against	Netted Against
	Risk Management	Risk Management	Risk Management	Risk Management
Company	Assets	Liabilities	Assets	Liabilities
	(in thousands)
APCo	$1,262	$11,029	$4,291	$28,964
I&M	867	7,576	2,752	18,547
OPCo	1,774	15,500	5,810	39,183
PSO	-	-	53	130
SWEPCo	-	-	66	124

Fair Value of Derivative Instruments
Fair Value of Derivative Instruments
December 31, 2012

PSO
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (b)	Position (d)

	(in thousands)
Current Risk Management Assets	$1,657	$42	$-	$1,699	$(1,190)	$509
Long-term Risk Management Assets	-	-	-	-	31	31
Total Assets	1,657	42	-	1,699	(1,159)	540

Current Risk Management Liabilities	7,021	17	-	7,038	(1,190)	5,848
Long-term Risk Management Liabilities	-	-	-	-	31	31
Total Liabilities	7,021	17	-	7,038	(1,159)	5,879

Total MTM Derivative Contract Net
Assets (Liabilities)	$(5,364)	$25	$-	$(5,339)	$-	$(5,339)

Fair Value of Derivative Instruments
December 31, 2011

PSO
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (c)	Position (d)

	(in thousands)
Current Risk Management Assets	$6,980	$-	$-	$6,980	$(6,415)	$565
Long-term Risk Management Assets	914	-	-	914	(600)	314
Total Assets	7,894	-	-	7,894	(7,015)	879

Current Risk Management Liabilities	7,665	107	-	7,772	(6,492)	1,280
Long-term Risk Management Liabilities	1,930	-	-	1,930	(600)	1,330
Total Liabilities	9,595	107	-	9,702	(7,092)	2,610

Total MTM Derivative Contract Net
Assets (Liabilities)	$(1,701)	$(107)	$-	$(1,808)	$77	$(1,731)

(a) Derivative instruments within these categories are reported gross. These instruments are subject to master netting agreements and are presented on the balance sheets on a net basis in accordance with the accounting guidance for "Derivatives and Hedging."

(b) Amounts include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging."

(c) Amounts primarily include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging." Amounts also include de-designated risk management contracts.

(d) There are no derivative contracts subject to a master netting arrangement or similar agreement which are not offset in the statement of financial position.

Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2012

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$(1,149)	$11,437	$11,978	$163	$398
Sales to AEP Affiliates	-	-	-	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(7,835)	(9,204)	(14,104)	(5,304)	(6,274)
Regulatory Liabilities (a)	7,314	(889)	-	(19)	(13)
Total Gain (Loss) on Risk Management
Contracts	$(1,670)	$1,344	$(2,126)	$(5,160)	$(5,889)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2011

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$2,843	$12,786	$27,292	$297	$547
Sales to AEP Affiliates	154	92	196	3	4
Fuel and Other Consumables Used for
Electric Generation	-	-	(2)	-	-
Regulatory Assets (a)	373	(1,470)	(17,928)	(1,421)	(1,709)
Regulatory Liabilities (a)	2,552	(5,178)	(105)	708	(118)
Total Gain (Loss) on Risk Management
Contracts	$5,922	$6,230	$9,453	$(413)	$(1,276)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2010

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$5,057	$21,834	$40,893	$3,156	$3,880
Sales to AEP Affiliates	(2,379)	(2,471)	5,043	(794)	(1,523)
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(372)	(186)	(5,788)	46	(2,902)
Regulatory Liabilities (a)	27,790	8,217	3,451	878	351
Total Gain (Loss) on Risk Management
Contracts	$30,096	$27,394	$43,599	$3,286	$(194)

(a)       Represents realized and unrealized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2012

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)
Changes in Fair Value Recognized in AOCI	(1,310)	(987)	(2,002)	104	100
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$(644)	$(446)	$(912)	$21	$22

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)
Changes in Fair Value Recognized in AOCI	-	(5,777)	-	-	(2,778)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Balance in AOCI as of December 31, 2012	$2,077	$(19,647)	$8,095	$6,460	$(15,571)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)
Changes in Fair Value Recognized in AOCI	(1,310)	(6,764)	(2,002)	104	(2,678)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$1,433	$(20,093)	$7,183	$6,481	$(15,549)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2011

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82
Changes in Fair Value Recognized in AOCI	(2,077)	(1,294)	(2,748)	108	102
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)
Changes in Fair Value Recognized in AOCI	(373)	(6,913)	-	(475)	(12,438)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)
Changes in Fair Value Recognized in AOCI	(2,450)	(8,207)	(2,748)	(367)	(12,336)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2010

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(743)	$(382)	$(742)	$(78)	$112
Changes in Fair Value Recognized in AOCI	(1,450)	(901)	(1,958)	77	69
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(44)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(6,450)	$(9,514)	$12,172	$(521)	$(5,047)
Changes in Fair Value Recognized in AOCI	5,042	-	-	8,813	(74)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	21
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(7,193)	$(9,896)	$11,430	$(599)	$(4,935)
Changes in Fair Value Recognized in AOCI	3,592	(901)	(1,958)	8,890	(5)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(23)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)

(a)       Represents realized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Impact of Cash Flow Hedges on the Balance Sheet
Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2012

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$302	$-	$1,355	$-	$(644)	$2,077
I&M	200	-	931	19,524	(446)	(19,647)
OPCo	416	-	1,903	-	(912)	8,095
PSO	25	-	-	-	21	6,460
SWEPCo	24	-	-	-	22	(15,571)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
			Maximum Term for
		Interest Rate	Exposure to
		and Foreign	Variability of Future
Company	Commodity	Currency	Cash Flows
	(in thousands)		(in months)
APCo	$(507)	$(1,013)	17
I&M	(355)	(1,600)	17
OPCo	(720)	1,359	17
PSO	21	759	12
SWEPCo	22	(2,267)	12

Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2011

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$431	$-	$2,418	$-	$(1,309)	$1,024
I&M	277	-	1,523	10,637	(819)	(14,465)
OPCo	584	-	3,239	-	(1,748)	9,454
PSO	-	-	107	-	(69)	7,218
SWEPCo	-	3	97	19,143	(62)	(15,462)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
		Interest Rate
		and Foreign
Company	Commodity	Currency
	(in thousands)
APCo	$(1,140)	$(1,052)
I&M	(712)	(595)
OPCo	(1,518)	1,359
PSO	(70)	759
SWEPCo	(63)	(1,864)

       (a)       Hedging Assets and Hedging Liabilities are included in Risk Management Assets and Liabilities on the balance sheets.

Collateral Required Under Various Triggering Events
	December 31, 2012
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$2,159	$3,699	$3,510
I&M	1,483	2,540	2,411
OPCo	3,034	5,198	4,933
PSO	-	1,509	1,429
SWEPCo	-	1,778	1,683

	December 31, 2011
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$10,007	$6,211	$6,211
I&M	6,418	3,983	3,983
OPCo	13,550	8,410	8,410
PSO	-	856	414
SWEPCo	-	1,128	522

Liabilities Subject to Cross Default Provisions
	December 31, 2012
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$49,465	$1,822	$30,160
I&M	53,499	1,252	40,240
OPCo	69,516	2,561	42,386
PSO	-	-	-
SWEPCo	-	-	-

	December 31, 2011
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$76,868	$8,107	$27,603
I&M	59,936	5,200	28,339
OPCo	104,091	10,978	37,380
PSO	142	-	61
SWEPCo	19,322	-	19,220

Southwestern Electric Power Co [Member]
Notional Volume of Derivative Instruments
Notional Volume of Derivative Instruments
December 31, 2012

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	94,059	64,791	132,188	-	-
Coal	Tons	1,401	2,711	3,033	1,980	1,312
Natural Gas	MMBtus	10,077	6,922	14,163	-	-
Heating Oil and
Gasoline	Gallons	1,050	532	1,260	616	585
Interest Rate	USD	$24,146	$16,584	$33,934	$-	$-

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$-

Notional Volume of Derivative Instruments
December 31, 2011

Primary Risk	Unit of
Exposure	Measure	APCo	I&M	OPCo	PSO	SWEPCo

		(in thousands)
Commodity:
Power	MWhs	169,459	109,326	229,468	39	49
Coal	Tons	3,714	1,920	8,337	3,574	2,974
Natural Gas	MMBtus	7,923	5,081	10,728	115	145
Heating Oil and
Gasoline	Gallons	1,057	525	1,254	618	569
Interest Rate	USD	$31,029	$19,890	$42,093	$175	$203

Interest Rate and
Foreign Currency	USD	$-	$200,000	$-	$-	$200,069

Cash Collateral Netting
	December 31,
	2012		2011
	Cash Collateral	Cash Collateral	Cash Collateral	Cash Collateral
	Received	Paid	Received	Paid
	Netted Against	Netted Against	Netted Against	Netted Against
	Risk Management	Risk Management	Risk Management	Risk Management
Company	Assets	Liabilities	Assets	Liabilities
	(in thousands)
APCo	$1,262	$11,029	$4,291	$28,964
I&M	867	7,576	2,752	18,547
OPCo	1,774	15,500	5,810	39,183
PSO	-	-	53	130
SWEPCo	-	-	66	124

Fair Value of Derivative Instruments
Fair Value of Derivative Instruments
December 31, 2012

SWEPCo
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (b)	Position (d)

	(in thousands)
Current Risk Management Assets	$2,804	$41	$-	$2,845	$(2,150)	$695
Long-term Risk Management Assets	-	-	-	-	-	-
Total Assets	2,804	41	-	2,845	(2,150)	695

Current Risk Management Liabilities	3,261	17	-	3,278	(2,150)	1,128
Long-term Risk Management Liabilities	-	-	-	-	-	-
Total Liabilities	3,261	17	-	3,278	(2,150)	1,128

Total MTM Derivative Contract Net
Assets (Liabilities)	$(457)	$24	$-	$(433)	$-	$(433)

Fair Value of Derivative Instruments
December 31, 2011

SWEPCo
	Risk			Gross Amounts	Gross	Net Amounts of
	Management			of Risk	Amounts	Assets/Liabilities
	Contracts	Hedging Contracts		Management	Offset in the	Presented in the
			Interest Rate	Assets/	Statement of	Statement of
			and Foreign	Liabilities	Financial	Financial
Balance Sheet Location	Commodity (a)	Commodity (a)	Currency (a)	Recognized	Position (c)	Position (d)

	(in thousands)
Current Risk Management Assets	$6,327	$-	$3	$6,330	$(5,885)	$445
Long-term Risk Management Assets	818	-	-	818	(536)	282
Total Assets	7,145	-	3	7,148	(6,421)	727

Current Risk Management Liabilities	11,062	97	19,143	30,302	(5,943)	24,359
Long-term Risk Management Liabilities	757	-	-	757	(536)	221
Total Liabilities	11,819	97	19,143	31,059	(6,479)	24,580

Total MTM Derivative Contract Net
Assets (Liabilities)	$(4,674)	$(97)	$(19,140)	$(23,911)	$58	$(23,853)

(a) Derivative instruments within these categories are reported gross. These instruments are subject to master netting agreements and are presented on the balance sheets on a net basis in accordance with the accounting guidance for "Derivatives and Hedging."

(b) Amounts include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging."

(c) Amounts primarily include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging." Amounts also include de-designated risk management contracts.

(d) There are no derivative contracts subject to a master netting arrangement or similar agreement which are not offset in the statement of financial position.

Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2012

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$(1,149)	$11,437	$11,978	$163	$398
Sales to AEP Affiliates	-	-	-	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(7,835)	(9,204)	(14,104)	(5,304)	(6,274)
Regulatory Liabilities (a)	7,314	(889)	-	(19)	(13)
Total Gain (Loss) on Risk Management
Contracts	$(1,670)	$1,344	$(2,126)	$(5,160)	$(5,889)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2011

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$2,843	$12,786	$27,292	$297	$547
Sales to AEP Affiliates	154	92	196	3	4
Fuel and Other Consumables Used for
Electric Generation	-	-	(2)	-	-
Regulatory Assets (a)	373	(1,470)	(17,928)	(1,421)	(1,709)
Regulatory Liabilities (a)	2,552	(5,178)	(105)	708	(118)
Total Gain (Loss) on Risk Management
Contracts	$5,922	$6,230	$9,453	$(413)	$(1,276)

Amount of Gain (Loss) Recognized on
Risk Management Contracts
Year Ended December 31, 2010

Location of Gain (Loss)	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Electric Generation, Transmission and
Distribution Revenues	$5,057	$21,834	$40,893	$3,156	$3,880
Sales to AEP Affiliates	(2,379)	(2,471)	5,043	(794)	(1,523)
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Regulatory Assets (a)	(372)	(186)	(5,788)	46	(2,902)
Regulatory Liabilities (a)	27,790	8,217	3,451	878	351
Total Gain (Loss) on Risk Management
Contracts	$30,096	$27,394	$43,599	$3,286	$(194)

(a)       Represents realized and unrealized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2012

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)
Changes in Fair Value Recognized in AOCI	(1,310)	(987)	(2,002)	104	100
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$(644)	$(446)	$(912)	$21	$22

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)
Changes in Fair Value Recognized in AOCI	-	(5,777)	-	-	(2,778)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Balance in AOCI as of December 31, 2012	$2,077	$(19,647)	$8,095	$6,460	$(15,571)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)
Changes in Fair Value Recognized in AOCI	(1,310)	(6,764)	(2,002)	104	(2,678)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	(16)	(43)	(109)	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	440	1,151	3,002	-	-
Other Operation Expense	(25)	(14)	(35)	(14)	(11)
Maintenance Expense	-	(2)	(5)	1	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,053	595	(1,363)	(758)	2,669
Property, Plant and Equipment	(14)	(10)	(15)	(1)	(5)
Regulatory Assets (a)	1,590	278	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2012	$1,433	$(20,093)	$7,183	$6,481	$(15,549)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2011

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82
Changes in Fair Value Recognized in AOCI	(2,077)	(1,294)	(2,748)	108	102
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(1,309)	$(819)	$(1,748)	$(69)	$(62)

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)
Changes in Fair Value Recognized in AOCI	(373)	(6,913)	-	(475)	(12,438)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	-
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Balance in AOCI as of December 31, 2011	$1,024	$(14,465)	$9,454	$7,218	$(15,462)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)
Changes in Fair Value Recognized in AOCI	(2,450)	(8,207)	(2,748)	(367)	(12,336)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	249	544	1,457	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	-	-	-
Purchased Electricity for Resale	62	79	425	-	-
Other Operation Expense	(95)	(71)	(160)	(93)	(93)
Maintenance Expense	(169)	(64)	(141)	(62)	(65)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,180	955	(1,363)	(713)	1,248
Property, Plant and Equipment	(175)	(90)	(217)	(110)	(88)
Regulatory Assets (a)	1,169	255	-	-	-
Regulatory Liabilities (a)	-	-	-	-	-
Balance in AOCI as of December 31, 2011	$(285)	$(15,284)	$7,706	$7,149	$(15,524)

Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Year Ended December 31, 2010

Commodity Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(743)	$(382)	$(742)	$(78)	$112
Changes in Fair Value Recognized in AOCI	(1,450)	(901)	(1,958)	77	69
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(44)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(273)	$(178)	$(364)	$88	$82

Interest Rate and
Foreign Currency Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(6,450)	$(9,514)	$12,172	$(521)	$(5,047)
Changes in Fair Value Recognized in AOCI	5,042	-	-	8,813	(74)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Other Operation Expense	-	-	-	-	21
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Balance in AOCI as of December 31, 2010	$217	$(8,507)	$10,813	$8,406	$(4,272)

Total Contracts	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance in AOCI as of December 31, 2009	$(7,193)	$(9,896)	$11,430	$(599)	$(4,935)
Changes in Fair Value Recognized in AOCI	3,592	(901)	(1,958)	8,890	(5)
Amount of (Gain) or Loss Reclassified
from AOCI to Statement of Income/within
Balance Sheet:
Electric Generation, Transmission and
Distribution Revenues	51	87	229	-	-
Fuel and Other Consumables Used for
Electric Generation	-	-	(13)	197	-
Purchased Electricity for Resale	393	895	2,338	-	-
Other Operation Expense	(43)	(31)	(72)	(39)	(23)
Maintenance Expense	(70)	(28)	(54)	(24)	(23)
Depreciation and Amortization
Expense	-	-	4	-	-
Interest Expense	1,625	1,007	(1,363)	114	828
Property, Plant and Equipment	(71)	(36)	(87)	(45)	(32)
Regulatory Assets (a)	1,660	218	-	-	-
Regulatory Liabilities (a)	-	-	(5)	-	-
Balance in AOCI as of December 31, 2010	$(56)	$(8,685)	$10,449	$8,494	$(4,190)

(a)       Represents realized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Impact of Cash Flow Hedges on the Balance Sheet
Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2012

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$302	$-	$1,355	$-	$(644)	$2,077
I&M	200	-	931	19,524	(446)	(19,647)
OPCo	416	-	1,903	-	(912)	8,095
PSO	25	-	-	-	21	6,460
SWEPCo	24	-	-	-	22	(15,571)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
			Maximum Term for
		Interest Rate	Exposure to
		and Foreign	Variability of Future
Company	Commodity	Currency	Cash Flows
	(in thousands)		(in months)
APCo	$(507)	$(1,013)	17
I&M	(355)	(1,600)	17
OPCo	(720)	1,359	17
PSO	21	759	12
SWEPCo	22	(2,267)	12

Impact of Cash Flow Hedges on the Registrant Subsidiaries’
Balance Sheets
December 31, 2011

	Hedging Assets (a)		Hedging Liabilities (a)		AOCI Gain (Loss) Net of Tax
		Interest Rate		Interest Rate		Interest Rate
		and Foreign		and Foreign		and Foreign
Company	Commodity	Currency	Commodity	Currency	Commodity	Currency
	(in thousands)
APCo	$431	$-	$2,418	$-	$(1,309)	$1,024
I&M	277	-	1,523	10,637	(819)	(14,465)
OPCo	584	-	3,239	-	(1,748)	9,454
PSO	-	-	107	-	(69)	7,218
SWEPCo	-	3	97	19,143	(62)	(15,462)

	Expected to be Reclassified to
	Net Income During the Next
	Twelve Months
		Interest Rate
		and Foreign
Company	Commodity	Currency
	(in thousands)
APCo	$(1,140)	$(1,052)
I&M	(712)	(595)
OPCo	(1,518)	1,359
PSO	(70)	759
SWEPCo	(63)	(1,864)

       (a)       Hedging Assets and Hedging Liabilities are included in Risk Management Assets and Liabilities on the balance sheets.

Collateral Required Under Various Triggering Events
	December 31, 2012
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$2,159	$3,699	$3,510
I&M	1,483	2,540	2,411
OPCo	3,034	5,198	4,933
PSO	-	1,509	1,429
SWEPCo	-	1,778	1,683

	December 31, 2011
	Liabilities for	Amount of Collateral the	Amount
	Derivative Contracts	Registrant Subsidiaries	Attributable to
	with Credit	Would Have Been	RTO and ISO
Company	Downgrade Triggers	Required to Post	Activities
	(in thousands)
APCo	$10,007	$6,211	$6,211
I&M	6,418	3,983	3,983
OPCo	13,550	8,410	8,410
PSO	-	856	414
SWEPCo	-	1,128	522

Liabilities Subject to Cross Default Provisions
	December 31, 2012
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$49,465	$1,822	$30,160
I&M	53,499	1,252	40,240
OPCo	69,516	2,561	42,386
PSO	-	-	-
SWEPCo	-	-	-

	December 31, 2011
	Liabilities for		Additional
	Contracts with Cross		Settlement
	Default Provisions		Liability if Cross
	Prior to Contractual	Amount of Cash	Default Provision
Company	Netting Arrangements	Collateral Posted	is Triggered
	(in thousands)
APCo	$76,868	$8,107	$27,603
I&M	59,936	5,200	28,339
OPCo	104,091	10,978	37,380
PSO	142	-	61
SWEPCo	19,322	-	19,220

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2012
Book Values and Fair Values of Long-term Debt
	December 31,
	2012		2011
	Book Value	Fair Value	Book Value	Fair Value
	(in millions)
Long-term Debt	$17,757	$20,907	$16,516	$19,259

Other Temporary Investments
	December 31, 2012
		Gross	Gross	Estimated
		Unrealized	Unrealized	Fair
Other Temporary Investments	Cost	Gains	Losses	Value
	(in millions)
Restricted Cash (a)	$241	$-	$-	$241
Fixed Income Securities:
Mutual Funds	65	2	-	67
Equity Securities - Mutual Funds	10	6	-	16
Total Other Temporary Investments	$316	$8	$-	$324

	December 31, 2011
		Gross	Gross	Estimated
		Unrealized	Unrealized	Fair
Other Temporary Investments	Cost	Gains	Losses	Value
	(in millions)
Restricted Cash (a)	$216	$-	$-	$216
Fixed Income Securities:
Mutual Funds	64	-	-	64
Equity Securities - Mutual Funds	11	3	-	14
Total Other Temporary Investments	$291	$3	$-	$294

(a)	Primarily represents amounts held for the payment of debt.

Debt and Equity Securities Within Other Temporary Investments
	Years Ended December 31,
	2012	2011	2010
	(in millions)
Proceeds from Investment Sales	$-	$268	$455
Purchases of Investments	2	154	503
Gross Realized Gains on Investment Sales	-	4	16
Gross Realized Losses on Investment Sales	-	-	-

Total Accumulated Other Comprehensive Income (Loss) Activity for Other Temporary Investments
Total Accumulated Other Comprehensive Income (Loss) Activity for Other Temporary Investments
Years Ended December 31, 2012 and 2011

(in millions)
Balance in AOCI as of December 31, 2010	$4
Changes in Fair Value Recognized in AOCI	1
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income:
Interest Income	(3)
Balance in AOCI as of December 31, 2011	2
Changes in Fair Value Recognized in AOCI	2
Balance in AOCI as of December 31, 2012	$4

Nuclear Trust Fund Investments
	December 31,
	2012			2011
	Estimated	Gross	Other-Than-	Estimated	Gross	Other-Than-
	Fair	Unrealized	Temporary	Fair	Unrealized	Temporary
	Value	Gains	Impairments	Value	Gains	Impairments
	(in millions)
Cash and Cash Equivalents	$17	$-	$-	$18	$-	$-
Fixed Income Securities:
United States Government	648	58	(1)	544	61	(1)
Corporate Debt	35	5	(1)	54	5	(2)
State and Local Government	270	1	(1)	330	-	(2)
Subtotal Fixed Income Securities	953	64	(3)	928	66	(5)
Equity Securities - Domestic	736	285	(77)	646	215	(80)
Spent Nuclear Fuel and
Decommissioning Trusts	$1,706	$349	$(80)	$1,592	$281	$(85)

Securities Activity Within the Decommissioning and SNF Trusts
	Years Ended December 31,
	2012	2011	2010
	(in millions)
Proceeds from Investment Sales	$988	$1,111	$1,362
Purchases of Investments	1,045	1,167	1,415
Gross Realized Gains on Investment Sales	25	33	12
Gross Realized Losses on Investment Sales	9	22	2

Contractual Maturities, Fair Value of Debt Securities in Nuclear Trusts
Fair Value
of Debt
Securities
(in millions)
Within 1 year	$81
1 year – 5 years	373
5 years – 10 years	266
After 10 years	233
Total	$953

Fair Value, Assets and Liabilities Measured on Recurring Basis
Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2012

	Level 1	Level 2	Level 3	Other	Total
Assets:	(in millions)

Cash and Cash Equivalents (a)	$6	$1	$-	$272	$279

Other Temporary Investments
Restricted Cash (a)	227	5	-	9	241
Fixed Income Securities:
Mutual Funds	67	-	-	-	67
Equity Securities - Mutual Funds (b)	16	-	-	-	16
Total Other Temporary Investments	310	5	-	9	324

Risk Management Assets
Risk Management Commodity Contracts (c) (d)	47	938	131	(599)	517
Cash Flow Hedges:
Commodity Hedges (c)	8	28	-	(12)	24
Fair Value Hedges	-	2	-	2	4
De-designated Risk Management Contracts (e)	-	-	-	14	14
Total Risk Management Assets	55	968	131	(595)	559

Spent Nuclear Fuel and Decommissioning Trusts
Cash and Cash Equivalents (f)	7	-	-	10	17
Fixed Income Securities:
United States Government	-	648	-	-	648
Corporate Debt	-	35	-	-	35
State and Local Government	-	270	-	-	270
Subtotal Fixed Income Securities	-	953	-	-	953
Equity Securities - Domestic (b)	736	-	-	-	736
Total Spent Nuclear Fuel and Decommissioning Trusts	743	953	-	10	1,706

Total Assets	$1,114	$1,927	$131	$(304)	$2,868

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (c) (d)	$45	$838	$45	$(636)	$292
Cash Flow Hedges:
Commodity Hedges (c)	-	48	-	(12)	36
Interest Rate/Foreign Currency Hedges	-	37	-	-	37
Fair Value Hedges	-	2	-	2	4
Total Risk Management Liabilities	$45	$925	$45	$(646)	$369

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2011

	Level 1	Level 2	Level 3	Other	Total
Assets:	(in millions)

Cash and Cash Equivalents (a)	$6	$-	$-	$215	$221

Other Temporary Investments
Restricted Cash (a)	191	-	-	25	216
Fixed Income Securities:
Mutual Funds	64	-	-	-	64
Equity Securities - Mutual Funds (b)	14	-	-	-	14
Total Other Temporary Investments	269	-	-	25	294

Risk Management Assets
Risk Management Commodity Contracts (c) (g)	47	1,299	147	(945)	548
Cash Flow Hedges:
Commodity Hedges (c)	15	23	-	(18)	20
De-designated Risk Management Contracts (e)	-	-	-	28	28
Total Risk Management Assets	62	1,322	147	(935)	596

Spent Nuclear Fuel and Decommissioning Trusts
Cash and Cash Equivalents (f)	-	5	-	13	18
Fixed Income Securities:
United States Government	-	544	-	-	544
Corporate Debt	-	54	-	-	54
State and Local Government	-	330	-	-	330
Subtotal Fixed Income Securities	-	928	-	-	928
Equity Securities - Domestic (b)	646	-	-	-	646
Total Spent Nuclear Fuel and Decommissioning Trusts	646	933	-	13	1,592

Total Assets	$983	$2,255	$147	$(682)	$2,703

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (c) (g)	$43	$1,209	$78	$(1,052)	$278
Cash Flow Hedges:
Commodity Hedges (c)	-	43	-	(18)	25
Interest Rate/Foreign Currency Hedges	-	42	-	-	42
Total Risk Management Liabilities	$43	$1,294	$78	$(1,070)	$345

(a)       Amounts in "Other" column primarily represent cash deposits in bank accounts with financial institutions or with third parties. Level 1 and Level 2 amounts primarily represent investments in money market funds.

(b)       Amounts represent publicly traded equity securities and equity-based mutual funds.

(c)       Amounts in "Other" column primarily represent counterparty netting of risk management and hedging contracts and associated cash collateral under the accounting guidance for "Derivatives and Hedging."

(d)       The December 31, 2012 maturity of the net fair value of risk management contracts prior to cash collateral, assets/(liabilities), is as follows: Level 1 matures $9 million in 2013, $(3) million in periods 2014-2016 and ($4) million in periods 2017-2018; Level 2 matures $16 million in 2013, $61 million in periods 2014-2016, $16 million in periods 2017-2018 and $7 million in periods 2019-2030; Level 3 matures $18 million in 2013, $31 million in periods 2014-2016, $13 million in periods 2017-2018 and $24 million in periods 2019-2030. Risk management commodity contracts are substantially comprised of power contracts.

(e)       Represents contracts that were originally MTM but were subsequently elected as normal under the accounting guidance for "Derivatives and Hedging." At the time of the normal election, the MTM value was frozen and no longer fair valued. This MTM value will be amortized into revenues over the remaining life of the contracts.

(f)       Amounts in "Other" column primarily represent accrued interest receivables from financial institutions. Level 2 amounts primarily represent investments in money market funds.

(g)       The December 31, 2011 maturity of the net fair value of risk management contracts prior to cash collateral, assets/(liabilities), is as follows: Level 1 matures $3 million in 2012, $7 million in periods 2013-2015 and ($6) million in periods 2016-2018; Level 2 matures $21 million in 2012, $50 million in periods 2013-2015, $11 million in periods 2016-2017 and $8 million in periods 2018-2030; Level 3 matures ($19) million in 2012, $44 million in periods 2013-2015, $18 million in periods 2016-2017 and $26 million in periods 2018-2030. Risk management commodity contracts are substantially comprised of power contracts.

Changes in Fair Value of Net Trading Derivatives Classified as Level 3
Net Risk Management
Year Ended December 31, 2012	Assets (Liabilities)
(in millions)
Balance as of December 31, 2011	$69
Realized Gain (Loss) Included in Net Income (or Changes in Net Assets) (a) (b)	(15)
Unrealized Gain (Loss) Included in Net Income (or Changes in Net Assets)
Relating to Assets Still Held at the Reporting Date (a)	29
Realized and Unrealized Gains (Losses) Included in Other Comprehensive Income	-
Purchases, Issuances and Settlements (c)	32
Transfers into Level 3 (d) (e)	1
Transfers out of Level 3 (e) (f)	(35)
Changes in Fair Value Allocated to Regulated Jurisdictions (g)	5
Balance as of December 31, 2012	$86

Net Risk Management
Year Ended December 31, 2011	Assets (Liabilities)
(in millions)
Balance as of December 31, 2010	$85
Realized Gain (Loss) Included in Net Income (or Changes in Net Assets) (a) (b)	(10)
Unrealized Gain (Loss) Included in Net Income (or Changes in Net Assets)
Relating to Assets Still Held at the Reporting Date (a)	9
Realized and Unrealized Gains (Losses) Included in Other Comprehensive Income	-
Purchases, Issuances and Settlements (c)	(3)
Transfers into Level 3 (d) (e)	13
Transfers out of Level 3 (e) (f)	(12)
Changes in Fair Value Allocated to Regulated Jurisdictions (g)	(13)
Balance as of December 31, 2011	$69

Net Risk Management
Year Ended December 31, 2010	Assets (Liabilities)
(in millions)
Balance as of December 31, 2009	$62
Realized Gain (Loss) Included in Net Income (or Changes in Net Assets) (a) (b)	5
Unrealized Gain (Loss) Included in Net Income (or Changes in Net Assets)
Relating to Assets Still Held at the Reporting Date (a)	63
Realized and Unrealized Gains (Losses) Included in Other Comprehensive Income	-
Purchases, Issuances and Settlements (c)	(25)
Transfers into Level 3 (d) (e)	18
Transfers out of Level 3 (e) (f)	(53)
Changes in Fair Value Allocated to Regulated Jurisdictions (g)	15
Balance as of December 31, 2010	$85

(a)       Included in revenues on the statements of income.

(b)       Represents the change in fair value between the beginning of the reporting period and the settlement of the risk management commodity contract.

(c)       Represents the settlement of risk management commodity contracts for the reporting period.

(d)       Represents existing assets or liabilities that were previously categorized as Level 2.

(e)       Transfers are recognized based on their value at the beginning of the reporting period that the transfer occurred.

(f)       Represents existing assets or liabilities that were previously categorized as Level 3.

(g)       Relates to the net gains (losses) of those contracts that are not reflected on the statements of income. These net gains (losses) are recorded as regulatory liabilities/assets.

Significant Unobservable Inputs for Level 3
	Fair Value		Valuation	Significant	Input/Range
	Assets	Liabilities	Technique	Unobservable Input	Low	High
	(in millions)
Energy Contracts	$124	$38	Discounted Cash Flow	Forward Market Price (a)	$9.40	$111.97
				Counterparty Credit Risk (b)	397
FTRs	7	7	Discounted Cash Flow	Forward Market Price (a)	(3.21)	14.79
Total	$131	$45

(a) Represents market prices in dollars per MWh.

(b) Represents average price of credit default swaps used to calculate counterparty credit risk, reported in basis points.

Appalachian Power Co [Member]
Book Values and Fair Values of Long-term Debt
	December 31,
	2012		2011
Company	Book Value	Fair Value	Book Value	Fair Value

	(in thousands)
APCo	$3,702,442	$4,555,143	$3,726,251	$4,431,912
I&M	2,057,666	2,372,017	2,057,675	2,339,344
OPCo	3,860,440	4,560,337	4,054,148	4,665,739
PSO	949,871	1,175,759	947,364	1,123,306
SWEPCo	2,046,228	2,400,509	1,728,637	2,019,094

Fair Value, Assets and Liabilities Measured on Recurring Basis
Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2012
APCo
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$4,161	$166,916	$17,058	$(123,117)	$65,018
Cash Flow Hedges:
Commodity Hedges (a)	-	498	-	(196)	302
Total Risk Management Assets	$4,161	$167,414	$17,058	$(123,313)	$65,320

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$1,959	$158,665	$6,079	$(132,884)	$33,819
Cash Flow Hedges:
Commodity Hedges (a)	-	1,551	-	(196)	1,355
Total Risk Management Liabilities	$1,959	$160,216	$6,079	$(133,080)	$35,174

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2011
APCo
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$4,680	$302,128	$25,423	$(255,324)	$76,907
Cash Flow Hedges:
Commodity Hedges (a)	-	1,095	-	(664)	431
De-designated Risk Management Contracts (c)	-	-	-	1,533	1,533
Total Risk Management Assets	$4,680	$303,223	$25,423	$(254,455)	$78,871

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$2,535	$291,194	$23,379	$(279,997)	$37,111
Cash Flow Hedges:
Commodity Hedges (a)	-	3,009	73	(664)	2,418
Total Risk Management Liabilities	$2,535	$294,203	$23,452	$(280,661)	$39,529

(a)       Amounts in “Other” column primarily represent counterparty netting of risk management and hedging contracts and associated cash collateral under the accounting guidance for “Derivatives and Hedging.”

(b)       Substantially comprised of power contracts for APCo, I&M and OPCo and coal contracts for PSO and SWEPCo.

(c)       Represents contracts that were originally MTM but were subsequently elected as normal under the accounting guidance for “Derivatives and Hedging.” At the time of the normal election, the MTM value was frozen and no longer fair valued. This MTM value will be amortized into revenues over the remaining life of the contracts.

(d)       Amounts in “Other” column primarily represent accrued interest receivables from financial institutions. Level 2 amounts primarily represent investments in money market funds.

(e)       Amounts represent publicly traded equity securities and equity-based mutual funds.

(f)       Amounts in “Other” column primarily represent cash deposits with third parties. Level 1 and Level 2 amounts primarily represent investments in money market funds.

Changes in Fair Value of Net Trading Derivatives Classified as Level 3
Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(5,204)	(3,554)	(7,452)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	5,401	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	23	13	28	-	-
Purchases, Issuances and Settlements (c)	11,200	7,734	16,214	-	-
Transfers into Level 3 (d) (e)	1,392	860	1,909	-	-
Transfers out of Level 3 (e) (f)	(1,930)	(1,144)	(2,527)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	3,527	2,369	(810)	-	-
Balance as of December 31, 2012	$10,979	$7,541	$15,429	$-	$-

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(2,154)	(1,261)	(2,711)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	7,741	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	(73)	(47)	(100)	-	-
Purchases, Issuances and Settlements (c)	1,574	847	1,858	-	-
Transfers into Level 3 (d) (e)	2,488	1,531	3,257	-	-
Transfers out of Level 3 (e) (f)	(3,003)	(1,906)	(4,032)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	(1,992)	(1,009)	(9,930)	(1)	(2)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2009	$9,428	$4,816	$10,345	$2	$3
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	1,670	963	2,053	2	2
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	21,314	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	-	-	-	-	-
Purchases, Issuances and Settlements (c)	(7,163)	(4,121)	(8,800)	(1)	(1)
Transfers into Level 3 (d) (e)	1,133	616	1,333	-	-
Transfers out of Level 3 (e) (f)	(10,999)	(6,558)	(13,978)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	11,062	7,392	(5,684)	(2)	(2)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2

(a)       Included in revenues on the statements of income.

(b)       Represents the change in fair value between the beginning of the reporting period and the settlement of the risk management commodity contract.

(c)       Represents the settlement of risk management commodity contracts for the reporting period.

(d)       Represents existing assets or liabilities that were previously categorized as Level 2.

(e)       Transfers are recognized based on their value at the beginning of the reporting period that the transfer occurred.

(f)       Represents existing assets or liabilities that were previously categorized as Level 3.

(g)       Relates to the net gains (losses) of those contracts that are not reflected on the statements of income. These net gains (losses) are recorded as regulatory assets/liabilities.

Significant Unobservable Inputs for Level 3
APCo	Fair Value		Valuation	Significant	Forward Price Range
	Assets	Liabilities	Technique	Unobservable Input (a)	Low	High
	(in thousands)
Energy Contracts	$15,310	$3,920	Discounted Cash Flow	Forward Market Price	$9.40	$68.80
FTRs	1,748	2,159	Discounted Cash Flow	Forward Market Price	(3.21)	14.79
Total	$17,058	$6,079

(a)       Represents market prices in dollars per MWh.

Indiana Michigan Power Co [Member]
Book Values and Fair Values of Long-term Debt
	December 31,
	2012		2011
Company	Book Value	Fair Value	Book Value	Fair Value

	(in thousands)
APCo	$3,702,442	$4,555,143	$3,726,251	$4,431,912
I&M	2,057,666	2,372,017	2,057,675	2,339,344
OPCo	3,860,440	4,560,337	4,054,148	4,665,739
PSO	949,871	1,175,759	947,364	1,123,306
SWEPCo	2,046,228	2,400,509	1,728,637	2,019,094

Nuclear Trust Fund Investments
	December 31,
	2012			2011
	Estimated	Gross	Other-Than-	Estimated	Gross	Other-Than-
	Fair	Unrealized	Temporary	Fair	Unrealized	Temporary
	Value	Gains	Impairments	Value	Gains	Impairments
	(in thousands)
Cash and Cash Equivalents	$16,783	$-	$-	$18,229	$-	$-
Fixed Income Securities:
United States Government	647,918	58,268	(747)	543,506	60,946	(547)
Corporate Debt	35,399	4,903	(1,352)	53,979	4,932	(1,536)
State and Local Government	270,090	1,006	(863)	329,986	(430)	(2,236)
Subtotal Fixed Income Securities	953,407	64,177	(2,962)	927,471	65,448	(4,319)
Equity Securities - Domestic	735,582	284,599	(76,557)	646,032	214,748	(79,536)
Spent Nuclear Fuel and
Decommissioning Trusts	$1,705,772	$348,776	$(79,519)	$1,591,732	$280,196	$(83,855)

Securities Activity Within the Decommissioning and SNF Trusts
	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Proceeds from Investment Sales	$987,550	$1,110,909	$1,361,813
Purchases of Investments	1,045,422	1,166,690	1,414,473
Gross Realized Gains on Investment Sales	24,605	33,382	11,570
Gross Realized Losses on Investment Sales	8,881	22,159	2,087

Contractual Maturities, Fair Value of Debt Securities in Nuclear Trusts
Fair Value
of Debt
Securities

(in thousands)
Within 1 year	$80,993
1 year – 5 years	373,532
5 years – 10 years	265,885
After 10 years	232,997
Total	$953,407

Fair Value, Assets and Liabilities Measured on Recurring Basis
Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2012
I&M
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$2,858	$120,242	$11,717	$(84,474)	$50,343
Cash Flow Hedges:
Commodity Hedges (a)	-	330	-	(130)	200
Total Risk Management Assets	2,858	120,572	11,717	(84,604)	50,543

Spent Nuclear Fuel and Decommissioning Trusts
Cash and Cash Equivalents (d)	6,508	-	-	10,275	16,783
Fixed Income Securities:
United States Government	-	647,918	-	-	647,918
Corporate Debt	-	35,399	-	-	35,399
State and Local Government	-	270,090	-	-	270,090
Subtotal Fixed Income Securities	-	953,407	-	-	953,407
Equity Securities - Domestic (e)	735,582	-	-	-	735,582
Total Spent Nuclear Fuel and Decommissioning Trusts	742,090	953,407	-	10,275	1,705,772

Total Assets	$744,948	$1,073,979	$11,717	$(74,329)	$1,756,315

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$1,346	$110,621	$4,176	$(91,183)	$24,960
Cash Flow Hedges:
Commodity Hedges (a)	-	1,061	-	(130)	931
Interest Rate/Foreign Currency Hedges	-	19,524	-	-	19,524
Total Risk Management Liabilities	$1,346	$131,206	$4,176	$(91,313)	$45,415

	Assets and Liabilities Measured at Fair Value on a Recurring Basis
	December 31, 2011
I&M
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$3,001	$203,175	$16,305	$(162,227)	$60,254
Cash Flow Hedges:
Commodity Hedges (a)	-	702	-	(425)	277
De-designated Risk Management Contracts (c)	-	-	-	983	983
Total Risk Management Assets	3,001	203,877	16,305	(161,669)	61,514

Spent Nuclear Fuel and Decommissioning Trusts
Cash and Cash Equivalents (d)	-	5,431	-	12,798	18,229
Fixed Income Securities:
United States Government	-	543,506	-	-	543,506
Corporate Debt	-	53,979	-	-	53,979
State and Local Government	-	329,986	-	-	329,986
Subtotal Fixed Income Securities	-	927,471	-	-	927,471
Equity Securities - Domestic (e)	646,032	-	-	-	646,032
Total Spent Nuclear Fuel and Decommissioning Trusts	646,032	932,902	-	12,798	1,591,732

Total Assets	$649,033	$1,136,779	$16,305	$(148,871)	$1,653,246

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$1,626	$185,092	$14,995	$(178,022)	$23,691
Cash Flow Hedges:
Commodity Hedges (a)	-	1,901	47	(425)	1,523
Interest Rate/Foreign Currency Hedges	-	10,637	-	-	10,637
Total Risk Management Liabilities	$1,626	$197,630	$15,042	$(178,447)	$35,851

(a)       Amounts in “Other” column primarily represent counterparty netting of risk management and hedging contracts and associated cash collateral under the accounting guidance for “Derivatives and Hedging.”

(b)       Substantially comprised of power contracts for APCo, I&M and OPCo and coal contracts for PSO and SWEPCo.

(c)       Represents contracts that were originally MTM but were subsequently elected as normal under the accounting guidance for “Derivatives and Hedging.” At the time of the normal election, the MTM value was frozen and no longer fair valued. This MTM value will be amortized into revenues over the remaining life of the contracts.

(d)       Amounts in “Other” column primarily represent accrued interest receivables from financial institutions. Level 2 amounts primarily represent investments in money market funds.

(e)       Amounts represent publicly traded equity securities and equity-based mutual funds.

(f)       Amounts in “Other” column primarily represent cash deposits with third parties. Level 1 and Level 2 amounts primarily represent investments in money market funds.

Changes in Fair Value of Net Trading Derivatives Classified as Level 3
Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(5,204)	(3,554)	(7,452)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	5,401	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	23	13	28	-	-
Purchases, Issuances and Settlements (c)	11,200	7,734	16,214	-	-
Transfers into Level 3 (d) (e)	1,392	860	1,909	-	-
Transfers out of Level 3 (e) (f)	(1,930)	(1,144)	(2,527)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	3,527	2,369	(810)	-	-
Balance as of December 31, 2012	$10,979	$7,541	$15,429	$-	$-

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(2,154)	(1,261)	(2,711)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	7,741	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	(73)	(47)	(100)	-	-
Purchases, Issuances and Settlements (c)	1,574	847	1,858	-	-
Transfers into Level 3 (d) (e)	2,488	1,531	3,257	-	-
Transfers out of Level 3 (e) (f)	(3,003)	(1,906)	(4,032)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	(1,992)	(1,009)	(9,930)	(1)	(2)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2009	$9,428	$4,816	$10,345	$2	$3
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	1,670	963	2,053	2	2
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	21,314	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	-	-	-	-	-
Purchases, Issuances and Settlements (c)	(7,163)	(4,121)	(8,800)	(1)	(1)
Transfers into Level 3 (d) (e)	1,133	616	1,333	-	-
Transfers out of Level 3 (e) (f)	(10,999)	(6,558)	(13,978)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	11,062	7,392	(5,684)	(2)	(2)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2

(a)       Included in revenues on the statements of income.

(b)       Represents the change in fair value between the beginning of the reporting period and the settlement of the risk management commodity contract.

(c)       Represents the settlement of risk management commodity contracts for the reporting period.

(d)       Represents existing assets or liabilities that were previously categorized as Level 2.

(e)       Transfers are recognized based on their value at the beginning of the reporting period that the transfer occurred.

(f)       Represents existing assets or liabilities that were previously categorized as Level 3.

(g)       Relates to the net gains (losses) of those contracts that are not reflected on the statements of income. These net gains (losses) are recorded as regulatory assets/liabilities.

Significant Unobservable Inputs for Level 3
I&M	Fair Value		Valuation	Significant	Forward Price Range
	Assets	Liabilities	Technique	Unobservable Input (a)	Low	High
	(in thousands)
Energy Contracts	$10,516	$2,693	Discounted Cash Flow	Forward Market Price	$9.40	$68.80
FTRs	1,201	1,483	Discounted Cash Flow	Forward Market Price	(3.21)	14.79
Total	$11,717	$4,176

(a)       Represents market prices in dollars per MWh.

Ohio Power Co [Member]
Book Values and Fair Values of Long-term Debt
	December 31,
	2012		2011
Company	Book Value	Fair Value	Book Value	Fair Value

	(in thousands)
APCo	$3,702,442	$4,555,143	$3,726,251	$4,431,912
I&M	2,057,666	2,372,017	2,057,675	2,339,344
OPCo	3,860,440	4,560,337	4,054,148	4,665,739
PSO	949,871	1,175,759	947,364	1,123,306
SWEPCo	2,046,228	2,400,509	1,728,637	2,019,094

Fair Value, Assets and Liabilities Measured on Recurring Basis
Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2012
OPCo
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Other Cash Deposits (f)	$-	$26	$-	$39	$65

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	5,848	238,254	23,973	(175,890)	92,185
Cash Flow Hedges:
Commodity Hedges (a)	-	688	-	(272)	416
Total Risk Management Assets	5,848	238,942	23,973	(176,162)	92,601

Total Assets	$5,848	$238,968	$23,973	$(176,123)	$92,666

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$2,753	$226,536	$8,544	$(189,616)	$48,217
Cash Flow Hedges:
Commodity Hedges (a)	-	2,175	-	(272)	1,903
Total Risk Management Liabilities	$2,753	$228,711	$8,544	$(189,888)	$50,120

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2011
OPCo
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Other Cash Deposits (f)	$26	$-	$-	$22	$48

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	6,339	421,249	34,425	(356,766)	105,247
Cash Flow Hedges:
Commodity Hedges (a)	-	1,483	-	(899)	584
De-designated Risk Management Contracts (c)	-	-	-	2,076	2,076
Total Risk Management Assets	6,339	422,732	34,425	(355,589)	107,907

Total Assets	$6,365	$422,732	$34,425	$(355,567)	$107,955

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$3,433	$406,259	$31,659	$(390,139)	$51,212
Cash Flow Hedges:
Commodity Hedges (a)	-	4,038	100	(899)	3,239
Total Risk Management Liabilities	$3,433	$410,297	$31,759	$(391,038)	$54,451

(a)       Amounts in “Other” column primarily represent counterparty netting of risk management and hedging contracts and associated cash collateral under the accounting guidance for “Derivatives and Hedging.”

(b)       Substantially comprised of power contracts for APCo, I&M and OPCo and coal contracts for PSO and SWEPCo.

(c)       Represents contracts that were originally MTM but were subsequently elected as normal under the accounting guidance for “Derivatives and Hedging.” At the time of the normal election, the MTM value was frozen and no longer fair valued. This MTM value will be amortized into revenues over the remaining life of the contracts.

(d)       Amounts in “Other” column primarily represent accrued interest receivables from financial institutions. Level 2 amounts primarily represent investments in money market funds.

(e)       Amounts represent publicly traded equity securities and equity-based mutual funds.

(f)       Amounts in “Other” column primarily represent cash deposits with third parties. Level 1 and Level 2 amounts primarily represent investments in money market funds.

Changes in Fair Value of Net Trading Derivatives Classified as Level 3
Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(5,204)	(3,554)	(7,452)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	5,401	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	23	13	28	-	-
Purchases, Issuances and Settlements (c)	11,200	7,734	16,214	-	-
Transfers into Level 3 (d) (e)	1,392	860	1,909	-	-
Transfers out of Level 3 (e) (f)	(1,930)	(1,144)	(2,527)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	3,527	2,369	(810)	-	-
Balance as of December 31, 2012	$10,979	$7,541	$15,429	$-	$-

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(2,154)	(1,261)	(2,711)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	7,741	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	(73)	(47)	(100)	-	-
Purchases, Issuances and Settlements (c)	1,574	847	1,858	-	-
Transfers into Level 3 (d) (e)	2,488	1,531	3,257	-	-
Transfers out of Level 3 (e) (f)	(3,003)	(1,906)	(4,032)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	(1,992)	(1,009)	(9,930)	(1)	(2)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2009	$9,428	$4,816	$10,345	$2	$3
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	1,670	963	2,053	2	2
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	21,314	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	-	-	-	-	-
Purchases, Issuances and Settlements (c)	(7,163)	(4,121)	(8,800)	(1)	(1)
Transfers into Level 3 (d) (e)	1,133	616	1,333	-	-
Transfers out of Level 3 (e) (f)	(10,999)	(6,558)	(13,978)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	11,062	7,392	(5,684)	(2)	(2)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2

(a)       Included in revenues on the statements of income.

(b)       Represents the change in fair value between the beginning of the reporting period and the settlement of the risk management commodity contract.

(c)       Represents the settlement of risk management commodity contracts for the reporting period.

(d)       Represents existing assets or liabilities that were previously categorized as Level 2.

(e)       Transfers are recognized based on their value at the beginning of the reporting period that the transfer occurred.

(f)       Represents existing assets or liabilities that were previously categorized as Level 3.

(g)       Relates to the net gains (losses) of those contracts that are not reflected on the statements of income. These net gains (losses) are recorded as regulatory assets/liabilities.

Significant Unobservable Inputs for Level 3
OPCo	Fair Value		Valuation	Significant	Forward Price Range
	Assets	Liabilities	Technique	Unobservable Input (a)	Low	High
	(in thousands)
Energy Contracts	$21,516	$5,510	Discounted Cash Flow	Forward Market Price	$9.40	$68.80
FTRs	2,457	3,034	Discounted Cash Flow	Forward Market Price	(3.21)	14.79
Total	$23,973	$8,544

(a)       Represents market prices in dollars per MWh.

Public Service Co of Oklahoma [Member]
Book Values and Fair Values of Long-term Debt
	December 31,
	2012		2011
Company	Book Value	Fair Value	Book Value	Fair Value

	(in thousands)
APCo	$3,702,442	$4,555,143	$3,726,251	$4,431,912
I&M	2,057,666	2,372,017	2,057,675	2,339,344
OPCo	3,860,440	4,560,337	4,054,148	4,665,739
PSO	949,871	1,175,759	947,364	1,123,306
SWEPCo	2,046,228	2,400,509	1,728,637	2,019,094

Fair Value, Assets and Liabilities Measured on Recurring Basis
Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2012
PSO
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$-	$1,657	$-	$(1,142)	$515
Cash Flow Hedges:
Commodity Hedges (a)	-	42	-	(17)	25
Total Risk Management Assets	$-	$1,699	$-	$(1,159)	$540

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$-	$7,021	$-	$(1,142)	$5,879
Cash Flow Hedges:
Commodity Hedges (a)	-	17	-	(17)	-
Total Risk Management Liabilities	$-	$7,038	$-	$(1,159)	$5,879

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2011
PSO
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$97	$7,797	$-	$(7,015)	$879

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$53	$9,542	$-	$(7,092)	$2,503
Cash Flow Hedges:
Commodity Hedges	-	107	-	-	107
Total Risk Management Liabilities	$53	$9,649	$-	$(7,092)	$2,610

(a)       Amounts in “Other” column primarily represent counterparty netting of risk management and hedging contracts and associated cash collateral under the accounting guidance for “Derivatives and Hedging.”

(b)       Substantially comprised of power contracts for APCo, I&M and OPCo and coal contracts for PSO and SWEPCo.

(c)       Represents contracts that were originally MTM but were subsequently elected as normal under the accounting guidance for “Derivatives and Hedging.” At the time of the normal election, the MTM value was frozen and no longer fair valued. This MTM value will be amortized into revenues over the remaining life of the contracts.

(d)       Amounts in “Other” column primarily represent accrued interest receivables from financial institutions. Level 2 amounts primarily represent investments in money market funds.

(e)       Amounts represent publicly traded equity securities and equity-based mutual funds.

(f)       Amounts in “Other” column primarily represent cash deposits with third parties. Level 1 and Level 2 amounts primarily represent investments in money market funds.

Changes in Fair Value of Net Trading Derivatives Classified as Level 3
Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(5,204)	(3,554)	(7,452)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	5,401	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	23	13	28	-	-
Purchases, Issuances and Settlements (c)	11,200	7,734	16,214	-	-
Transfers into Level 3 (d) (e)	1,392	860	1,909	-	-
Transfers out of Level 3 (e) (f)	(1,930)	(1,144)	(2,527)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	3,527	2,369	(810)	-	-
Balance as of December 31, 2012	$10,979	$7,541	$15,429	$-	$-

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(2,154)	(1,261)	(2,711)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	7,741	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	(73)	(47)	(100)	-	-
Purchases, Issuances and Settlements (c)	1,574	847	1,858	-	-
Transfers into Level 3 (d) (e)	2,488	1,531	3,257	-	-
Transfers out of Level 3 (e) (f)	(3,003)	(1,906)	(4,032)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	(1,992)	(1,009)	(9,930)	(1)	(2)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2009	$9,428	$4,816	$10,345	$2	$3
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	1,670	963	2,053	2	2
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	21,314	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	-	-	-	-	-
Purchases, Issuances and Settlements (c)	(7,163)	(4,121)	(8,800)	(1)	(1)
Transfers into Level 3 (d) (e)	1,133	616	1,333	-	-
Transfers out of Level 3 (e) (f)	(10,999)	(6,558)	(13,978)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	11,062	7,392	(5,684)	(2)	(2)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2

(a)       Included in revenues on the statements of income.

(b)       Represents the change in fair value between the beginning of the reporting period and the settlement of the risk management commodity contract.

(c)       Represents the settlement of risk management commodity contracts for the reporting period.

(d)       Represents existing assets or liabilities that were previously categorized as Level 2.

(e)       Transfers are recognized based on their value at the beginning of the reporting period that the transfer occurred.

(f)       Represents existing assets or liabilities that were previously categorized as Level 3.

(g)       Relates to the net gains (losses) of those contracts that are not reflected on the statements of income. These net gains (losses) are recorded as regulatory assets/liabilities.

Southwestern Electric Power Co [Member]
Book Values and Fair Values of Long-term Debt
	December 31,
	2012		2011
Company	Book Value	Fair Value	Book Value	Fair Value

	(in thousands)
APCo	$3,702,442	$4,555,143	$3,726,251	$4,431,912
I&M	2,057,666	2,372,017	2,057,675	2,339,344
OPCo	3,860,440	4,560,337	4,054,148	4,665,739
PSO	949,871	1,175,759	947,364	1,123,306
SWEPCo	2,046,228	2,400,509	1,728,637	2,019,094

Fair Value, Assets and Liabilities Measured on Recurring Basis
Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2012
SWEPCo
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$-	$2,804	$-	$(2,133)	$671
Cash Flow Hedges:
Commodity Hedges (a)	-	41	-	(17)	24
Total Risk Management Assets	$-	$2,845	$-	$(2,150)	$695

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$-	$3,261	$-	$(2,133)	$1,128
Cash Flow Hedges:
Commodity Hedges (a)	-	17	-	(17)	-
Total Risk Management Liabilities	$-	$3,278	$-	$(2,150)	$1,128

Assets and Liabilities Measured at Fair Value on a Recurring Basis
December 31, 2011
SWEPCo
	Level 1	Level 2	Level 3	Other	Total
Assets:	(in thousands)

Risk Management Assets
Risk Management Commodity Contracts (a) (b)	$122	$7,023	$-	$(6,421)	$724
Cash Flow Hedges:
Interest Rate/Foreign Currency Hedges	-	3	-	-	3
Total Risk Management Assets	$122	$7,026	$-	$(6,421)	$727

Liabilities:

Risk Management Liabilities
Risk Management Commodity Contracts (a) (b)	$66	$11,753	$-	$(6,479)	$5,340
Cash Flow Hedges:
Commodity Hedges	-	97	-	-	97
Interest Rate/Foreign Currency Hedges	-	19,143	-	-	19,143
Total Risk Management Liabilities	$66	$30,993	$-	$(6,479)	$24,580

(a)       Amounts in “Other” column primarily represent counterparty netting of risk management and hedging contracts and associated cash collateral under the accounting guidance for “Derivatives and Hedging.”

(b)       Substantially comprised of power contracts for APCo, I&M and OPCo and coal contracts for PSO and SWEPCo.

(c)       Represents contracts that were originally MTM but were subsequently elected as normal under the accounting guidance for “Derivatives and Hedging.” At the time of the normal election, the MTM value was frozen and no longer fair valued. This MTM value will be amortized into revenues over the remaining life of the contracts.

(d)       Amounts in “Other” column primarily represent accrued interest receivables from financial institutions. Level 2 amounts primarily represent investments in money market funds.

(e)       Amounts represent publicly traded equity securities and equity-based mutual funds.

(f)       Amounts in “Other” column primarily represent cash deposits with third parties. Level 1 and Level 2 amounts primarily represent investments in money market funds.

Changes in Fair Value of Net Trading Derivatives Classified as Level 3
Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(5,204)	(3,554)	(7,452)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	5,401	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	23	13	28	-	-
Purchases, Issuances and Settlements (c)	11,200	7,734	16,214	-	-
Transfers into Level 3 (d) (e)	1,392	860	1,909	-	-
Transfers out of Level 3 (e) (f)	(1,930)	(1,144)	(2,527)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	3,527	2,369	(810)	-	-
Balance as of December 31, 2012	$10,979	$7,541	$15,429	$-	$-

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	(2,154)	(1,261)	(2,711)	-	-
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	7,741	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	(73)	(47)	(100)	-	-
Purchases, Issuances and Settlements (c)	1,574	847	1,858	-	-
Transfers into Level 3 (d) (e)	2,488	1,531	3,257	-	-
Transfers out of Level 3 (e) (f)	(3,003)	(1,906)	(4,032)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	(1,992)	(1,009)	(9,930)	(1)	(2)
Balance as of December 31, 2011	$1,971	$1,263	$2,666	$-	$-

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo

	(in thousands)
Balance as of December 31, 2009	$9,428	$4,816	$10,345	$2	$3
Realized Gain (Loss) Included in Net Income
(or Changes in Net Assets) (a) (b)	1,670	963	2,053	2	2
Unrealized Gain (Loss) Included in Net
Income (or Changes in Net Assets) Relating
to Assets Still Held at the Reporting Date (a)	-	-	21,314	-	-
Realized and Unrealized Gains (Losses)
Included in Other Comprehensive Income	-	-	-	-	-
Purchases, Issuances and Settlements (c)	(7,163)	(4,121)	(8,800)	(1)	(1)
Transfers into Level 3 (d) (e)	1,133	616	1,333	-	-
Transfers out of Level 3 (e) (f)	(10,999)	(6,558)	(13,978)	-	-
Changes in Fair Value Allocated to Regulated
Jurisdictions (g)	11,062	7,392	(5,684)	(2)	(2)
Balance as of December 31, 2010	$5,131	$3,108	$6,583	$1	$2

(a)       Included in revenues on the statements of income.

(b)       Represents the change in fair value between the beginning of the reporting period and the settlement of the risk management commodity contract.

(c)       Represents the settlement of risk management commodity contracts for the reporting period.

(d)       Represents existing assets or liabilities that were previously categorized as Level 2.

(e)       Transfers are recognized based on their value at the beginning of the reporting period that the transfer occurred.

(f)       Represents existing assets or liabilities that were previously categorized as Level 3.

(g)       Relates to the net gains (losses) of those contracts that are not reflected on the statements of income. These net gains (losses) are recorded as regulatory assets/liabilities.

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Details of Income Taxes as Reported
	Years Ended December 31,
	2012	2011	2010
	(in millions)
Federal:
Current	$(52)	$20	$(134)
Deferred	698	786	760
Total Federal	646	806	626

State and Local:
Current	35	37	(20)
Deferred	(77)	(25)	38
Total State and Local	(42)	12	18

International:
Current	-	-	(1)
Deferred	-	-	-
Total International	-	-	(1)

Income Tax Expense	$604	$818	$643

Reconciliation of Federal Statutory Tax Rate to Reported Tax Rate
	Years Ended December 31,
	2012	2011	2010
	(in millions)
Net Income	$1,262	$1,949	$1,218
Extraordinary Item, Net of Tax of $(112) million in 2011	-	(373)	-
Income Before Extraordinary Item	1,262	1,576	1,218
Income Tax Expense	604	818	643
Pretax Income	$1,866	$2,394	$1,861

Income Taxes on Pretax Income at Statutory Rate (35%)	$653	$838	$651
Increase (Decrease) in Income Taxes resulting from the following items:
Depreciation	39	41	47
Investment Tax Credits, Net	(14)	(15)	(16)
Energy Production Credits	-	(18)	(20)
State and Local Income Taxes, Net	(33)	(22)	11
Removal Costs	(18)	(20)	(19)
AFUDC	(39)	(42)	(33)
Medicare Subsidy	3	1	12
Valuation Allowance	6	86	-
Tax Reserve Adjustments	17	2	(16)
Other	(10)	(33)	26
Income Tax Expense	$604	$818	$643

Effective Income Tax Rate	32.4%	34.2%	34.6%

Reconciliation of Significant Temporary Differences
	December 31,
	2012	2011
	(in millions)
Deferred Tax Assets	$2,900	$2,855
Deferred Tax Liabilities	(12,098)	(11,185)
Net Deferred Tax Liabilities	$(9,198)	$(8,330)

Property Related Temporary Differences	$(6,752)	$(5,963)
Amounts Due from Customers for Future Federal Income Taxes	(289)	(259)
Deferred State Income Taxes	(683)	(668)
Securitized Transition Assets	(780)	(621)
Regulatory Assets	(781)	(1,208)
Postretirement Benefits	266	424
Accrued Pensions	104	149
Deferred Income Taxes on Other Comprehensive Loss	184	254
Accrued Nuclear Decommissioning	(475)	(436)
Net Operating Loss Carryforward	194	125
Tax Credit Carryforward	104	182
Valuation Allowance	(92)	(86)
All Other, Net	(198)	(223)
Net Deferred Tax Liabilities	$(9,198)	$(8,330)

State Net Income Tax Operating Loss Carryforwards
	State Net Income
	Tax Operating
	Loss	Year of
State	Carryforward	Expiration
	(in millions)
Louisiana	$314	2027
Oklahoma	137	2031
Tennessee	13	2026
Virginia	329	2031
West Virginia	897	2032

Summary of Interest Income, Expense And Reversal
	Years Ended December 31,
	2012	2011	2010
	(in millions)
Interest Expense	$11	$8	$8
Interest Income	-	22	11
Reversal of Prior Period Interest Expense	1	13	5

Amounts Accrued for Interest Related to Uncertain Tax Positions
	December 31,
	2012	2011
	(in millions)
Accrual for Receipt of Interest	$-	$13
Accrual for Payment of Interest and Penalties	7	6

Reconciliation of Beginning and Ending Unrecognized Tax Benefits
	2012	2011	2010
	(in millions)
Balance as of January 1,	$168	$219	$237
Increase - Tax Positions Taken During a Prior Period	23	51	40
Decrease - Tax Positions Taken During a Prior Period	(16)	(43)	(43)
Increase - Tax Positions Taken During the Current Year	121	10	-
Decrease - Tax Positions Taken During the Current Year	-	-	(6)
Decrease - Settlements with Taxing Authorities	(25)	(31)	(2)
Decrease - Lapse of the Applicable Statute of Limitations	(4)	(38)	(7)
Balance as of December 31,	$267	$168	$219

Appalachian Power Co [Member]
Details of Income Taxes as Reported
Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$28,307	$(9,221)	$100,447	$18,634	$(214,353)
Deferred	138,460	53,067	45,685	48,916	260,761
Deferred Investment Tax Credits	(1,240)	(4,502)	(1,849)	(856)	(550)
Income Tax Expense	$165,527	$39,344	$144,283	$66,694	$45,858

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(15,136)	$(86,471)	$96,893	$6,904	$40,727
Deferred	107,565	141,014	119,184	61,581	16,726
Deferred Investment Tax Credits	(2,569)	(2,783)	(2,380)	(856)	(550)
Income Tax Expense	$89,860	$51,760	$213,697	$67,629	$56,903

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(66,216)	$1,795	$11,403	$(46,528)	$(16,066)
Deferred	144,413	63,947	292,831	92,695	81,764
Deferred Investment Tax Credits	(3,967)	(2,316)	(2,928)	3,933	(1,484)
Income Tax Expense	$74,230	$63,426	$301,306	$50,100	$64,214

Reconciliation of Federal Statutory Tax Rate to Reported Tax Rate
APCo	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net Income	$257,503	$162,758	$136,668
Income Tax Expense	165,527	89,860	74,230
Pretax Income	$423,030	$252,618	$210,898

Income Taxes on Pretax Income at Statutory Rate (35%)	$148,061	$88,416	$73,814
Increase (Decrease) in Income Taxes Resulting from the Following Items:
Depreciation	20,424	17,923	18,134
Investment Tax Credits, Net	(1,240)	(2,569)	(3,967)
State and Local Income Taxes, Net	3,175	(35,532)	(7,189)
Removal Costs	(6,641)	(4,447)	(6,709)
AFUDC	(1,145)	(5,314)	(1,860)
Medicare Subsidy	382	4,908	(1,159)
Valuation Allowance	5,674	30,541	-
Other	(3,163)	(4,066)	3,166
Income Tax Expense	$165,527	$89,860	$74,230

Effective Income Tax Rate	39.1%	35.6%	35.2%

Reconciliation of Significant Temporary Differences
APCo	December 31,
	2012	2011
	(in thousands)
Deferred Tax Assets	$526,665	$591,379
Deferred Tax Liabilities	(2,467,063)	(2,341,814)
Net Deferred Tax Liabilities	$(1,940,398)	$(1,750,435)

Property Related Temporary Differences	$(1,416,426)	$(1,303,698)
Amounts Due from Customers for Future Federal Income Taxes	(100,520)	(95,960)
Deferred State Income Taxes	(230,490)	(235,296)
Regulatory Assets	(161,274)	(194,161)
Postretirement Benefits	45,044	61,109
Accrued Pensions	41,643	45,782
Deferred Income Taxes on Other Comprehensive Loss	16,099	31,523
Deferred Fuel and Purchased Power	(115,900)	(131,137)
Net Operating Loss Carryforward	69,580	88,721
Tax Credit Carryforward	13,199	37,850
Valuation Allowance	(36,215)	(30,541)
All Other, Net	(65,138)	(24,627)
Net Deferred Tax Liabilities	$(1,940,398)	$(1,750,435)

State Net Income Tax Operating Loss Carryforwards
		State Net Income
		Tax Operating
		Loss	Year of
Company	State	Carryforward	Expiration
		(in thousands)
APCo	Tennessee	$12,513	2026
APCo	Virginia	328,850	2031
APCo	West Virginia	583,890	2032
OPCo	West Virginia	312,791	2032
PSO	Oklahoma	99,792	2031
SWEPCo	Louisiana	313,750	2027

Summary of Tax Credit Carryforwards
		Federal Tax		State Tax
		Credit		Credit
	Total Federal	Carryforward	Total State	Carryforward
	Tax Credit	Subject to	Tax Credit	Subject to
Company	Carryforward	Expiration	Carryforward	Expiration
	(in thousands)
APCo	$12,692	$4,476	$65,653	$29,297
I&M	2,487	2,487	-	-
OPCo	21,321	1,548	-	-
PSO	401	381	16,194	-
SWEPCo	2,537	899	-	-

Summary of Interest Income, Expense And Reversal
	Years Ended December 31,
	2012			2011
			Reversal of			Reversal of
			Prior Period			Prior Period
	Interest	Interest	Interest	Interest	Interest	Interest
Company	Expense	Income	Expense	Expense	Income	Expense
	(in thousands)
APCo	$62	$-	$183	$737	$3,229	$2,416
I&M	1,355	-	-	-	2,681	638
OPCo	266	-	504	1,213	5,173	4,019
PSO	259	-	294	239	344	3,123
SWEPCo	286	-	271	1,382	1,991	2,255

	Year Ended December 31, 2010
			Reversal of
			Prior Period
	Interest	Interest	Interest
Company	Expense	Income	Expense

	(in thousands)
APCo	$2,330	$-	$1,146
I&M	-	209	159
OPCo	3,948	-	1,653
PSO	455	-	871
SWEPCo	749	-	320

Amounts Accrued for Interest Related to Uncertain Tax Positions
	December 31,
Company	2012	2011
	(in thousands)
APCo	$-	$70
I&M	-	759
OPCo	-	869
PSO	15	134
SWEPCo	-	452

	December 31,
Company	2012	2011
	(in thousands)
APCo	$271	$120
I&M	1,337	145
OPCo	451	1,513
PSO	424	426
SWEPCo	1,061	668

Reconciliation of Beginning and Ending Unrecognized Tax Benefits
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2012	$7,311	$14,071	$43,565	$3,585	$9,031
Increase - Tax Positions Taken During
a Prior Period	-	2,266	1,360	421	2,806
Decrease - Tax Positions Taken During
a Prior Period	(384)	(1,252)	(13,582)	(92)	(775)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(1,674)	-	(20,291)	-	-
Decrease - Lapse of the Applicable
Statute of Limitations	-	-	-	(1,641)	(1,509)
Balance as of December 31, 2012	$5,253	$15,085	$11,052	$2,273	$9,553

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2011	$13,267	$17,871	$68,655	$9,845	$14,410
Increase - Tax Positions Taken During
a Prior Period	5,990	9,256	11,330	1,339	14,355
Decrease - Tax Positions Taken During
a Prior Period	(2,100)	(8,622)	(20,299)	(1,171)	(2,706)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(2,587)	(1,424)	(6,935)	(1,178)	(12,997)
Decrease - Lapse of the Applicable
Statute of Limitations	(7,259)	(3,010)	(9,186)	(5,250)	(4,031)
Balance as of December 31, 2011	$7,311	$14,071	$43,565	$3,585	$9,031

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2010	$17,292	$20,007	$65,551	$12,216	$10,163
Increase - Tax Positions Taken During
a Prior Period	4,177	4,964	19,214	151	6,128
Decrease - Tax Positions Taken During
a Prior Period	(6,376)	(5,287)	(8,837)	(1,200)	(376)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	(1,015)	(1,487)	(1,749)	(517)	(691)
Decrease - Settlements with Taxing
Authorities	(811)	(236)	(70)	(265)	(4)
Decrease - Lapse of the Applicable
Statute of Limitations	-	(90)	(5,454)	(540)	(810)
Balance as of December 31, 2010	$13,267	$17,871	$68,655	$9,845	$14,410

Unrecognized Tax Benefits Affecting Effective Tax Rate
Company	2012	2011	2010
	(in thousands)
APCo	$-	$806	$1,109
I&M	1,220	654	1,664
OPCo	674	21,177	28,749
PSO	818	1,882	1,977
SWEPCo	3,512	3,717	2,481

American Recovery Act Cash Flow Benefit
Company	(in thousands)
APCo	$170,466
I&M	78,456
OPCo	141,111
PSO	10,741
SWEPCo	-

Health Care Acts
	Net Reduction	Tax
	to Deferred	Regulatory	Decrease in
Company	Tax Assets	Assets, Net	Net Income
	(in thousands)
APCo	$9,397	$8,831	$566
I&M	7,212	6,528	684
OPCo	12,771	6,990	5,781
PSO	3,172	3,172	-
SWEPCo	3,412	3,412	-

Small Business Act
Company	(in thousands)
APCo	$43,379
I&M	49,740
OPCo	124,637
PSO	-
SWEPCo	30,269

Indiana Michigan Power Co [Member]
Details of Income Taxes as Reported
Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$28,307	$(9,221)	$100,447	$18,634	$(214,353)
Deferred	138,460	53,067	45,685	48,916	260,761
Deferred Investment Tax Credits	(1,240)	(4,502)	(1,849)	(856)	(550)
Income Tax Expense	$165,527	$39,344	$144,283	$66,694	$45,858

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(15,136)	$(86,471)	$96,893	$6,904	$40,727
Deferred	107,565	141,014	119,184	61,581	16,726
Deferred Investment Tax Credits	(2,569)	(2,783)	(2,380)	(856)	(550)
Income Tax Expense	$89,860	$51,760	$213,697	$67,629	$56,903

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(66,216)	$1,795	$11,403	$(46,528)	$(16,066)
Deferred	144,413	63,947	292,831	92,695	81,764
Deferred Investment Tax Credits	(3,967)	(2,316)	(2,928)	3,933	(1,484)
Income Tax Expense	$74,230	$63,426	$301,306	$50,100	$64,214

Reconciliation of Federal Statutory Tax Rate to Reported Tax Rate
I&M	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net Income	$118,457	$149,674	$126,091
Income Tax Expense	39,344	51,760	63,426
Pretax Income	$157,801	$201,434	$189,517

Income Taxes on Pretax Income at Statutory Rate (35%)	$55,230	$70,502	$66,331
Increase (Decrease) in Income Taxes Resulting from the Following Items:
Depreciation	8,659	7,895	11,419
Investment Tax Credits, Net	(4,502)	(2,783)	(2,316)
State and Local Income Taxes, Net	(1,559)	(1,376)	3,966
Removal Costs	(5,490)	(5,566)	(3,663)
AFUDC	(7,218)	(9,223)	(9,032)
Nuclear Fuel Disposal Costs	225	(1,400)	(1,655)
Other	(6,001)	(6,289)	(1,624)
Income Tax Expense	$39,344	$51,760	$63,426

Effective Income Tax Rate	24.9%	25.7%	33.5%

Reconciliation of Significant Temporary Differences
I&M	December 31,
	2012	2011
	(in thousands)
Deferred Tax Assets	$831,724	$773,679
Deferred Tax Liabilities	(1,842,791)	(1,700,182)
Net Deferred Tax Liabilities	$(1,011,067)	$(926,503)

Property Related Temporary Differences	$(351,682)	$(305,400)
Amounts Due from Customers for Future Federal Income Taxes	(37,633)	(28,551)
Deferred State Income Taxes	(112,388)	(107,497)
Deferred Income Taxes on Other Comprehensive Loss	15,553	15,196
Accrued Nuclear Decommissioning	(475,223)	(435,916)
Postretirement Benefits	27,323	51,037
Net Operating Loss Carryforward	31,233	12,986
Accrued Pensions	24,746	27,819
Regulatory Assets	(88,696)	(116,474)
All Other, Net	(44,300)	(39,703)
Net Deferred Tax Liabilities	$(1,011,067)	$(926,503)

Summary of Tax Credit Carryforwards
		Federal Tax		State Tax
		Credit		Credit
	Total Federal	Carryforward	Total State	Carryforward
	Tax Credit	Subject to	Tax Credit	Subject to
Company	Carryforward	Expiration	Carryforward	Expiration
	(in thousands)
APCo	$12,692	$4,476	$65,653	$29,297
I&M	2,487	2,487	-	-
OPCo	21,321	1,548	-	-
PSO	401	381	16,194	-
SWEPCo	2,537	899	-	-

Summary of Interest Income, Expense And Reversal
	Years Ended December 31,
	2012			2011
			Reversal of			Reversal of
			Prior Period			Prior Period
	Interest	Interest	Interest	Interest	Interest	Interest
Company	Expense	Income	Expense	Expense	Income	Expense
	(in thousands)
APCo	$62	$-	$183	$737	$3,229	$2,416
I&M	1,355	-	-	-	2,681	638
OPCo	266	-	504	1,213	5,173	4,019
PSO	259	-	294	239	344	3,123
SWEPCo	286	-	271	1,382	1,991	2,255

	Year Ended December 31, 2010
			Reversal of
			Prior Period
	Interest	Interest	Interest
Company	Expense	Income	Expense

	(in thousands)
APCo	$2,330	$-	$1,146
I&M	-	209	159
OPCo	3,948	-	1,653
PSO	455	-	871
SWEPCo	749	-	320

Amounts Accrued for Interest Related to Uncertain Tax Positions
	December 31,
Company	2012	2011
	(in thousands)
APCo	$-	$70
I&M	-	759
OPCo	-	869
PSO	15	134
SWEPCo	-	452

	December 31,
Company	2012	2011
	(in thousands)
APCo	$271	$120
I&M	1,337	145
OPCo	451	1,513
PSO	424	426
SWEPCo	1,061	668

Reconciliation of Beginning and Ending Unrecognized Tax Benefits
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2012	$7,311	$14,071	$43,565	$3,585	$9,031
Increase - Tax Positions Taken During
a Prior Period	-	2,266	1,360	421	2,806
Decrease - Tax Positions Taken During
a Prior Period	(384)	(1,252)	(13,582)	(92)	(775)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(1,674)	-	(20,291)	-	-
Decrease - Lapse of the Applicable
Statute of Limitations	-	-	-	(1,641)	(1,509)
Balance as of December 31, 2012	$5,253	$15,085	$11,052	$2,273	$9,553

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2011	$13,267	$17,871	$68,655	$9,845	$14,410
Increase - Tax Positions Taken During
a Prior Period	5,990	9,256	11,330	1,339	14,355
Decrease - Tax Positions Taken During
a Prior Period	(2,100)	(8,622)	(20,299)	(1,171)	(2,706)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(2,587)	(1,424)	(6,935)	(1,178)	(12,997)
Decrease - Lapse of the Applicable
Statute of Limitations	(7,259)	(3,010)	(9,186)	(5,250)	(4,031)
Balance as of December 31, 2011	$7,311	$14,071	$43,565	$3,585	$9,031

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2010	$17,292	$20,007	$65,551	$12,216	$10,163
Increase - Tax Positions Taken During
a Prior Period	4,177	4,964	19,214	151	6,128
Decrease - Tax Positions Taken During
a Prior Period	(6,376)	(5,287)	(8,837)	(1,200)	(376)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	(1,015)	(1,487)	(1,749)	(517)	(691)
Decrease - Settlements with Taxing
Authorities	(811)	(236)	(70)	(265)	(4)
Decrease - Lapse of the Applicable
Statute of Limitations	-	(90)	(5,454)	(540)	(810)
Balance as of December 31, 2010	$13,267	$17,871	$68,655	$9,845	$14,410

Unrecognized Tax Benefits Affecting Effective Tax Rate
Company	2012	2011	2010
	(in thousands)
APCo	$-	$806	$1,109
I&M	1,220	654	1,664
OPCo	674	21,177	28,749
PSO	818	1,882	1,977
SWEPCo	3,512	3,717	2,481

American Recovery Act Cash Flow Benefit
Company	(in thousands)
APCo	$170,466
I&M	78,456
OPCo	141,111
PSO	10,741
SWEPCo	-

Health Care Acts
	Net Reduction	Tax
	to Deferred	Regulatory	Decrease in
Company	Tax Assets	Assets, Net	Net Income
	(in thousands)
APCo	$9,397	$8,831	$566
I&M	7,212	6,528	684
OPCo	12,771	6,990	5,781
PSO	3,172	3,172	-
SWEPCo	3,412	3,412	-

Small Business Act
Company	(in thousands)
APCo	$43,379
I&M	49,740
OPCo	124,637
PSO	-
SWEPCo	30,269

Ohio Power Co [Member]
Details of Income Taxes as Reported
Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$28,307	$(9,221)	$100,447	$18,634	$(214,353)
Deferred	138,460	53,067	45,685	48,916	260,761
Deferred Investment Tax Credits	(1,240)	(4,502)	(1,849)	(856)	(550)
Income Tax Expense	$165,527	$39,344	$144,283	$66,694	$45,858

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(15,136)	$(86,471)	$96,893	$6,904	$40,727
Deferred	107,565	141,014	119,184	61,581	16,726
Deferred Investment Tax Credits	(2,569)	(2,783)	(2,380)	(856)	(550)
Income Tax Expense	$89,860	$51,760	$213,697	$67,629	$56,903

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(66,216)	$1,795	$11,403	$(46,528)	$(16,066)
Deferred	144,413	63,947	292,831	92,695	81,764
Deferred Investment Tax Credits	(3,967)	(2,316)	(2,928)	3,933	(1,484)
Income Tax Expense	$74,230	$63,426	$301,306	$50,100	$64,214

Reconciliation of Federal Statutory Tax Rate to Reported Tax Rate
OPCo	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net Income	$343,534	$464,993	$541,616
Income Tax Expense	144,283	213,697	301,306
Pretax Income	$487,817	$678,690	$842,922

Income Taxes on Pretax Income at Statutory Rate (35%)	$170,736	$237,542	$295,023
Increase (Decrease) in Income Taxes Resulting from the Following Items:
Depreciation	5,239	6,368	11,443
Investment Tax Credits, Net	(1,849)	(2,380)	(2,928)
State and Local Income Taxes, Net	(18,291)	(3,222)	906
Parent Company Loss Benefit	(11,915)	(7,117)	(9,583)
Other	363	(17,494)	6,445
Income Tax Expense	$144,283	$213,697	$301,306

Effective Income Tax Rate	29.6%	31.5%	35.7%

Reconciliation of Significant Temporary Differences
OPCo	December 31,
	2012	2011
	(in thousands)
Deferred Tax Assets	$505,003	$574,007
Deferred Tax Liabilities	(2,851,068)	(2,834,046)
Net Deferred Tax Liabilities	$(2,346,065)	$(2,260,039)

Property Related Temporary Differences	$(2,061,841)	$(1,966,581)
Amounts Due from Customers for Future Federal Income Taxes	(59,291)	(59,699)
Deferred State Income Taxes	(90,001)	(98,093)
Regulatory Assets	(190,273)	(205,925)
Postretirement Benefits	50,421	74,447
Accrued Pensions	(43,928)	(30,853)
Deferred Income Taxes on Other Comprehensive Loss	89,236	106,466
Impairment Loss	100,459	-
Deferred Fuel and Purchased Power	(199,997)	(194,509)
All Other, Net	59,150	114,708
Net Deferred Tax Liabilities	$(2,346,065)	$(2,260,039)

State Net Income Tax Operating Loss Carryforwards
		State Net Income
		Tax Operating
		Loss	Year of
Company	State	Carryforward	Expiration
		(in thousands)
APCo	Tennessee	$12,513	2026
APCo	Virginia	328,850	2031
APCo	West Virginia	583,890	2032
OPCo	West Virginia	312,791	2032
PSO	Oklahoma	99,792	2031
SWEPCo	Louisiana	313,750	2027

Summary of Tax Credit Carryforwards
		Federal Tax		State Tax
		Credit		Credit
	Total Federal	Carryforward	Total State	Carryforward
	Tax Credit	Subject to	Tax Credit	Subject to
Company	Carryforward	Expiration	Carryforward	Expiration
	(in thousands)
APCo	$12,692	$4,476	$65,653	$29,297
I&M	2,487	2,487	-	-
OPCo	21,321	1,548	-	-
PSO	401	381	16,194	-
SWEPCo	2,537	899	-	-

Summary of Interest Income, Expense And Reversal
	Years Ended December 31,
	2012			2011
			Reversal of			Reversal of
			Prior Period			Prior Period
	Interest	Interest	Interest	Interest	Interest	Interest
Company	Expense	Income	Expense	Expense	Income	Expense
	(in thousands)
APCo	$62	$-	$183	$737	$3,229	$2,416
I&M	1,355	-	-	-	2,681	638
OPCo	266	-	504	1,213	5,173	4,019
PSO	259	-	294	239	344	3,123
SWEPCo	286	-	271	1,382	1,991	2,255

	Year Ended December 31, 2010
			Reversal of
			Prior Period
	Interest	Interest	Interest
Company	Expense	Income	Expense

	(in thousands)
APCo	$2,330	$-	$1,146
I&M	-	209	159
OPCo	3,948	-	1,653
PSO	455	-	871
SWEPCo	749	-	320

Amounts Accrued for Interest Related to Uncertain Tax Positions
	December 31,
Company	2012	2011
	(in thousands)
APCo	$-	$70
I&M	-	759
OPCo	-	869
PSO	15	134
SWEPCo	-	452

	December 31,
Company	2012	2011
	(in thousands)
APCo	$271	$120
I&M	1,337	145
OPCo	451	1,513
PSO	424	426
SWEPCo	1,061	668

Reconciliation of Beginning and Ending Unrecognized Tax Benefits
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2012	$7,311	$14,071	$43,565	$3,585	$9,031
Increase - Tax Positions Taken During
a Prior Period	-	2,266	1,360	421	2,806
Decrease - Tax Positions Taken During
a Prior Period	(384)	(1,252)	(13,582)	(92)	(775)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(1,674)	-	(20,291)	-	-
Decrease - Lapse of the Applicable
Statute of Limitations	-	-	-	(1,641)	(1,509)
Balance as of December 31, 2012	$5,253	$15,085	$11,052	$2,273	$9,553

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2011	$13,267	$17,871	$68,655	$9,845	$14,410
Increase - Tax Positions Taken During
a Prior Period	5,990	9,256	11,330	1,339	14,355
Decrease - Tax Positions Taken During
a Prior Period	(2,100)	(8,622)	(20,299)	(1,171)	(2,706)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(2,587)	(1,424)	(6,935)	(1,178)	(12,997)
Decrease - Lapse of the Applicable
Statute of Limitations	(7,259)	(3,010)	(9,186)	(5,250)	(4,031)
Balance as of December 31, 2011	$7,311	$14,071	$43,565	$3,585	$9,031

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2010	$17,292	$20,007	$65,551	$12,216	$10,163
Increase - Tax Positions Taken During
a Prior Period	4,177	4,964	19,214	151	6,128
Decrease - Tax Positions Taken During
a Prior Period	(6,376)	(5,287)	(8,837)	(1,200)	(376)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	(1,015)	(1,487)	(1,749)	(517)	(691)
Decrease - Settlements with Taxing
Authorities	(811)	(236)	(70)	(265)	(4)
Decrease - Lapse of the Applicable
Statute of Limitations	-	(90)	(5,454)	(540)	(810)
Balance as of December 31, 2010	$13,267	$17,871	$68,655	$9,845	$14,410

Unrecognized Tax Benefits Affecting Effective Tax Rate
Company	2012	2011	2010
	(in thousands)
APCo	$-	$806	$1,109
I&M	1,220	654	1,664
OPCo	674	21,177	28,749
PSO	818	1,882	1,977
SWEPCo	3,512	3,717	2,481

American Recovery Act Cash Flow Benefit
Company	(in thousands)
APCo	$170,466
I&M	78,456
OPCo	141,111
PSO	10,741
SWEPCo	-

Health Care Acts
	Net Reduction	Tax
	to Deferred	Regulatory	Decrease in
Company	Tax Assets	Assets, Net	Net Income
	(in thousands)
APCo	$9,397	$8,831	$566
I&M	7,212	6,528	684
OPCo	12,771	6,990	5,781
PSO	3,172	3,172	-
SWEPCo	3,412	3,412	-

Small Business Act
Company	(in thousands)
APCo	$43,379
I&M	49,740
OPCo	124,637
PSO	-
SWEPCo	30,269

Public Service Co of Oklahoma [Member]
Details of Income Taxes as Reported
Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$28,307	$(9,221)	$100,447	$18,634	$(214,353)
Deferred	138,460	53,067	45,685	48,916	260,761
Deferred Investment Tax Credits	(1,240)	(4,502)	(1,849)	(856)	(550)
Income Tax Expense	$165,527	$39,344	$144,283	$66,694	$45,858

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(15,136)	$(86,471)	$96,893	$6,904	$40,727
Deferred	107,565	141,014	119,184	61,581	16,726
Deferred Investment Tax Credits	(2,569)	(2,783)	(2,380)	(856)	(550)
Income Tax Expense	$89,860	$51,760	$213,697	$67,629	$56,903

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(66,216)	$1,795	$11,403	$(46,528)	$(16,066)
Deferred	144,413	63,947	292,831	92,695	81,764
Deferred Investment Tax Credits	(3,967)	(2,316)	(2,928)	3,933	(1,484)
Income Tax Expense	$74,230	$63,426	$301,306	$50,100	$64,214

Reconciliation of Federal Statutory Tax Rate to Reported Tax Rate
PSO	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net Income	$114,141	$124,628	$72,787
Income Tax Expense	66,694	67,629	50,100
Pretax Income	$180,835	$192,257	$122,887

Income Taxes on Pretax Income at Statutory Rate (35%)	$63,292	$67,290	$43,010
Increase (Decrease) in Income Taxes Resulting from the Following Items:
Depreciation	(10)	(165)	(166)
Investment Tax Credits, Net	(781)	(781)	(781)
State and Local Income Taxes, Net	6,953	4,744	10,307
Other	(2,760)	(3,459)	(2,270)
Income Tax Expense	$66,694	$67,629	$50,100

Effective Income Tax Rate	36.9%	35.2%	40.8%

Reconciliation of Significant Temporary Differences
PSO	December 31,
	2012	2011
	(in thousands)
Deferred Tax Assets	$101,561	$121,181
Deferred Tax Liabilities	(835,054)	(840,631)
Net Deferred Tax Liabilities	$(733,493)	$(719,450)

Property Related Temporary Differences	$(640,859)	$(626,456)
Amounts Due from Customers for Future Federal Income Taxes	(1,325)	(1,023)
Deferred State Income Taxes	(95,378)	(89,605)
Regulatory Assets	(57,367)	(77,016)
Postretirement Benefits	13,541	25,607
Accrued Pensions	7,570	12,978
Deferred Income Taxes on Other Comprehensive Loss	(3,489)	(3,849)
Deferred Federal Income Taxes on Deferred State Income Taxes	39,050	36,018
Net Operating Loss Carryforward	3,892	5,247
Tax Credit Carryforward	401	6,872
All Other, Net	471	(8,223)
Net Deferred Tax Liabilities	$(733,493)	$(719,450)

State Net Income Tax Operating Loss Carryforwards
		State Net Income
		Tax Operating
		Loss	Year of
Company	State	Carryforward	Expiration
		(in thousands)
APCo	Tennessee	$12,513	2026
APCo	Virginia	328,850	2031
APCo	West Virginia	583,890	2032
OPCo	West Virginia	312,791	2032
PSO	Oklahoma	99,792	2031
SWEPCo	Louisiana	313,750	2027

Summary of Tax Credit Carryforwards
		Federal Tax		State Tax
		Credit		Credit
	Total Federal	Carryforward	Total State	Carryforward
	Tax Credit	Subject to	Tax Credit	Subject to
Company	Carryforward	Expiration	Carryforward	Expiration
	(in thousands)
APCo	$12,692	$4,476	$65,653	$29,297
I&M	2,487	2,487	-	-
OPCo	21,321	1,548	-	-
PSO	401	381	16,194	-
SWEPCo	2,537	899	-	-

Summary of Interest Income, Expense And Reversal
	Years Ended December 31,
	2012			2011
			Reversal of			Reversal of
			Prior Period			Prior Period
	Interest	Interest	Interest	Interest	Interest	Interest
Company	Expense	Income	Expense	Expense	Income	Expense
	(in thousands)
APCo	$62	$-	$183	$737	$3,229	$2,416
I&M	1,355	-	-	-	2,681	638
OPCo	266	-	504	1,213	5,173	4,019
PSO	259	-	294	239	344	3,123
SWEPCo	286	-	271	1,382	1,991	2,255

	Year Ended December 31, 2010
			Reversal of
			Prior Period
	Interest	Interest	Interest
Company	Expense	Income	Expense

	(in thousands)
APCo	$2,330	$-	$1,146
I&M	-	209	159
OPCo	3,948	-	1,653
PSO	455	-	871
SWEPCo	749	-	320

Amounts Accrued for Interest Related to Uncertain Tax Positions
	December 31,
Company	2012	2011
	(in thousands)
APCo	$-	$70
I&M	-	759
OPCo	-	869
PSO	15	134
SWEPCo	-	452

	December 31,
Company	2012	2011
	(in thousands)
APCo	$271	$120
I&M	1,337	145
OPCo	451	1,513
PSO	424	426
SWEPCo	1,061	668

Reconciliation of Beginning and Ending Unrecognized Tax Benefits
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2012	$7,311	$14,071	$43,565	$3,585	$9,031
Increase - Tax Positions Taken During
a Prior Period	-	2,266	1,360	421	2,806
Decrease - Tax Positions Taken During
a Prior Period	(384)	(1,252)	(13,582)	(92)	(775)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(1,674)	-	(20,291)	-	-
Decrease - Lapse of the Applicable
Statute of Limitations	-	-	-	(1,641)	(1,509)
Balance as of December 31, 2012	$5,253	$15,085	$11,052	$2,273	$9,553

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2011	$13,267	$17,871	$68,655	$9,845	$14,410
Increase - Tax Positions Taken During
a Prior Period	5,990	9,256	11,330	1,339	14,355
Decrease - Tax Positions Taken During
a Prior Period	(2,100)	(8,622)	(20,299)	(1,171)	(2,706)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(2,587)	(1,424)	(6,935)	(1,178)	(12,997)
Decrease - Lapse of the Applicable
Statute of Limitations	(7,259)	(3,010)	(9,186)	(5,250)	(4,031)
Balance as of December 31, 2011	$7,311	$14,071	$43,565	$3,585	$9,031

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2010	$17,292	$20,007	$65,551	$12,216	$10,163
Increase - Tax Positions Taken During
a Prior Period	4,177	4,964	19,214	151	6,128
Decrease - Tax Positions Taken During
a Prior Period	(6,376)	(5,287)	(8,837)	(1,200)	(376)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	(1,015)	(1,487)	(1,749)	(517)	(691)
Decrease - Settlements with Taxing
Authorities	(811)	(236)	(70)	(265)	(4)
Decrease - Lapse of the Applicable
Statute of Limitations	-	(90)	(5,454)	(540)	(810)
Balance as of December 31, 2010	$13,267	$17,871	$68,655	$9,845	$14,410

Unrecognized Tax Benefits Affecting Effective Tax Rate
Company	2012	2011	2010
	(in thousands)
APCo	$-	$806	$1,109
I&M	1,220	654	1,664
OPCo	674	21,177	28,749
PSO	818	1,882	1,977
SWEPCo	3,512	3,717	2,481

American Recovery Act Cash Flow Benefit
Company	(in thousands)
APCo	$170,466
I&M	78,456
OPCo	141,111
PSO	10,741
SWEPCo	-

Health Care Acts
	Net Reduction	Tax
	to Deferred	Regulatory	Decrease in
Company	Tax Assets	Assets, Net	Net Income
	(in thousands)
APCo	$9,397	$8,831	$566
I&M	7,212	6,528	684
OPCo	12,771	6,990	5,781
PSO	3,172	3,172	-
SWEPCo	3,412	3,412	-

Small Business Act
Company	(in thousands)
APCo	$43,379
I&M	49,740
OPCo	124,637
PSO	-
SWEPCo	30,269

Southwestern Electric Power Co [Member]
Details of Income Taxes as Reported
Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$28,307	$(9,221)	$100,447	$18,634	$(214,353)
Deferred	138,460	53,067	45,685	48,916	260,761
Deferred Investment Tax Credits	(1,240)	(4,502)	(1,849)	(856)	(550)
Income Tax Expense	$165,527	$39,344	$144,283	$66,694	$45,858

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(15,136)	$(86,471)	$96,893	$6,904	$40,727
Deferred	107,565	141,014	119,184	61,581	16,726
Deferred Investment Tax Credits	(2,569)	(2,783)	(2,380)	(856)	(550)
Income Tax Expense	$89,860	$51,760	$213,697	$67,629	$56,903

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Income Tax Expense (Credit):
Current	$(66,216)	$1,795	$11,403	$(46,528)	$(16,066)
Deferred	144,413	63,947	292,831	92,695	81,764
Deferred Investment Tax Credits	(3,967)	(2,316)	(2,928)	3,933	(1,484)
Income Tax Expense	$74,230	$63,426	$301,306	$50,100	$64,214

Reconciliation of Federal Statutory Tax Rate to Reported Tax Rate
SWEPCo	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net Income	$202,513	$165,126	$146,684
Income Tax Expense	45,858	56,903	64,214
Pretax Income	$248,371	$222,029	$210,898

Income Taxes on Pretax Income at Statutory Rate (35%)	$86,930	$77,710	$73,814
Increase (Decrease) in Income Taxes Resulting from the Following Items:
Depreciation	2,105	(7)	1,223
Depletion	(3,276)	(1,506)	(1,506)
Investment Tax Credits, Net	(550)	(550)	(1,484)
State and Local Income Taxes, Net	(18,010)	4,004	(637)
AFUDC	(19,879)	(16,962)	(15,856)
Other	(1,462)	(5,786)	8,660
Income Tax Expense	$45,858	$56,903	$64,214

Effective Income Tax Rate	18.5%	25.6%	30.4%

Reconciliation of Significant Temporary Differences
SWEPCo	December 31,
	2012	2011
	(in thousands)
Deferred Tax Assets	$286,133	$143,200
Deferred Tax Liabilities	(1,260,281)	(800,673)
Net Deferred Tax Liabilities	$(974,148)	$(657,473)

Property Related Temporary Differences	$(997,337)	$(588,612)
Amounts Due from Customers for Future Federal Income Taxes	(43,090)	(36,289)
Deferred State Income Taxes	(98,630)	(70,211)
Regulatory Assets	(12,922)	(35,349)
Postretirement Benefits	13,039	21,654
Accrued Pensions	5,061	5,861
Deferred Income Taxes on Other Comprehensive Loss	9,618	14,440
Impairment Loss - Turk Plant	21,700	17,150
Net Operating Loss Carryforward	104,738	-
All Other, Net	23,675	13,883
Net Deferred Tax Liabilities	$(974,148)	$(657,473)

State Net Income Tax Operating Loss Carryforwards
		State Net Income
		Tax Operating
		Loss	Year of
Company	State	Carryforward	Expiration
		(in thousands)
APCo	Tennessee	$12,513	2026
APCo	Virginia	328,850	2031
APCo	West Virginia	583,890	2032
OPCo	West Virginia	312,791	2032
PSO	Oklahoma	99,792	2031
SWEPCo	Louisiana	313,750	2027

Summary of Tax Credit Carryforwards
		Federal Tax		State Tax
		Credit		Credit
	Total Federal	Carryforward	Total State	Carryforward
	Tax Credit	Subject to	Tax Credit	Subject to
Company	Carryforward	Expiration	Carryforward	Expiration
	(in thousands)
APCo	$12,692	$4,476	$65,653	$29,297
I&M	2,487	2,487	-	-
OPCo	21,321	1,548	-	-
PSO	401	381	16,194	-
SWEPCo	2,537	899	-	-

Summary of Interest Income, Expense And Reversal
	Years Ended December 31,
	2012			2011
			Reversal of			Reversal of
			Prior Period			Prior Period
	Interest	Interest	Interest	Interest	Interest	Interest
Company	Expense	Income	Expense	Expense	Income	Expense
	(in thousands)
APCo	$62	$-	$183	$737	$3,229	$2,416
I&M	1,355	-	-	-	2,681	638
OPCo	266	-	504	1,213	5,173	4,019
PSO	259	-	294	239	344	3,123
SWEPCo	286	-	271	1,382	1,991	2,255

	Year Ended December 31, 2010
			Reversal of
			Prior Period
	Interest	Interest	Interest
Company	Expense	Income	Expense

	(in thousands)
APCo	$2,330	$-	$1,146
I&M	-	209	159
OPCo	3,948	-	1,653
PSO	455	-	871
SWEPCo	749	-	320

Amounts Accrued for Interest Related to Uncertain Tax Positions
	December 31,
Company	2012	2011
	(in thousands)
APCo	$-	$70
I&M	-	759
OPCo	-	869
PSO	15	134
SWEPCo	-	452

	December 31,
Company	2012	2011
	(in thousands)
APCo	$271	$120
I&M	1,337	145
OPCo	451	1,513
PSO	424	426
SWEPCo	1,061	668

Reconciliation of Beginning and Ending Unrecognized Tax Benefits
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2012	$7,311	$14,071	$43,565	$3,585	$9,031
Increase - Tax Positions Taken During
a Prior Period	-	2,266	1,360	421	2,806
Decrease - Tax Positions Taken During
a Prior Period	(384)	(1,252)	(13,582)	(92)	(775)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(1,674)	-	(20,291)	-	-
Decrease - Lapse of the Applicable
Statute of Limitations	-	-	-	(1,641)	(1,509)
Balance as of December 31, 2012	$5,253	$15,085	$11,052	$2,273	$9,553

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2011	$13,267	$17,871	$68,655	$9,845	$14,410
Increase - Tax Positions Taken During
a Prior Period	5,990	9,256	11,330	1,339	14,355
Decrease - Tax Positions Taken During
a Prior Period	(2,100)	(8,622)	(20,299)	(1,171)	(2,706)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Settlements with Taxing
Authorities	(2,587)	(1,424)	(6,935)	(1,178)	(12,997)
Decrease - Lapse of the Applicable
Statute of Limitations	(7,259)	(3,010)	(9,186)	(5,250)	(4,031)
Balance as of December 31, 2011	$7,311	$14,071	$43,565	$3,585	$9,031

	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Balance as of January 1, 2010	$17,292	$20,007	$65,551	$12,216	$10,163
Increase - Tax Positions Taken During
a Prior Period	4,177	4,964	19,214	151	6,128
Decrease - Tax Positions Taken During
a Prior Period	(6,376)	(5,287)	(8,837)	(1,200)	(376)
Increase - Tax Positions Taken During
the Current Year	-	-	-	-	-
Decrease - Tax Positions Taken During
the Current Year	(1,015)	(1,487)	(1,749)	(517)	(691)
Decrease - Settlements with Taxing
Authorities	(811)	(236)	(70)	(265)	(4)
Decrease - Lapse of the Applicable
Statute of Limitations	-	(90)	(5,454)	(540)	(810)
Balance as of December 31, 2010	$13,267	$17,871	$68,655	$9,845	$14,410

Unrecognized Tax Benefits Affecting Effective Tax Rate
Company	2012	2011	2010
	(in thousands)
APCo	$-	$806	$1,109
I&M	1,220	654	1,664
OPCo	674	21,177	28,749
PSO	818	1,882	1,977
SWEPCo	3,512	3,717	2,481

American Recovery Act Cash Flow Benefit
Company	(in thousands)
APCo	$170,466
I&M	78,456
OPCo	141,111
PSO	10,741
SWEPCo	-

Health Care Acts
	Net Reduction	Tax
	to Deferred	Regulatory	Decrease in
Company	Tax Assets	Assets, Net	Net Income
	(in thousands)
APCo	$9,397	$8,831	$566
I&M	7,212	6,528	684
OPCo	12,771	6,990	5,781
PSO	3,172	3,172	-
SWEPCo	3,412	3,412	-

Small Business Act
Company	(in thousands)
APCo	$43,379
I&M	49,740
OPCo	124,637
PSO	-
SWEPCo	30,269

Leases (Tables)	12 Months Ended
Dec. 31, 2012
Lease Rental Costs
	Years Ended December 31,
Lease Rental Costs	2012	2011	2010
	(in millions)
Net Lease Expense on Operating Leases	$346	$343	$343
Amortization of Capital Leases	73	72	97
Interest on Capital Leases	29	32	26
Total Lease Rental Costs	$448	$447	$466

Property, Plant and Equipment and Related Obligations Under Capital Leases
	December 31,
Property, Plant and Equipment Under Capital Leases	2012	2011
	(in millions)
Generation	$117	$104
Other Property, Plant and Equipment	495	485
Total Property, Plant and Equipment Under Capital Leases	612	589
Accumulated Amortization	173	137
Net Property, Plant and Equipment Under Capital Leases	$439	$452

Obligations Under Capital Leases
Noncurrent Liability	$375	$384
Liability Due Within One Year	74	74
Total Obligations Under Capital Leases	$449	$458

Future Minimum Lease Payments
		Noncancelable
Future Minimum Lease Payments	Capital Leases	Operating Leases
	(in millions)
2013	$95	$302
2014	79	275
2015	65	257
2016	59	233
2017	63	219
Later Years	244	1,034
Total Future Minimum Lease Payments	605	$2,320
Less Estimated Interest Element	156
Estimated Present Value of Future Minimum
Lease Payments	$449

Future Minimum Lease Payments of Rockport Lease
Future Minimum Lease Payments	AEGCo	I&M
	(in millions)
2013	$74	$74
2014	74	74
2015	74	74
2016	74	74
2017	74	74
Later Years	369	369
Total Future Minimum Lease Payments	$739	$739

Appalachian Power Co [Member]
Lease Rental Costs
Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$15,633	$95,509	$59,836	$5,283	$5,797
Amortization of Capital Leases	7,429	8,429	10,906	3,839	14,793
Interest on Capital Leases	1,782	1,738	3,307	815	9,041
Total Lease Rental Costs	$24,844	$105,676	$74,049	$9,937	$29,631

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$13,488	$94,317	$59,983	$6,532	$5,990
Amortization of Capital Leases	7,880	8,762	13,118	4,438	12,694
Interest on Capital Leases	1,898	2,115	3,753	1,098	9,651
Total Lease Rental Costs	$23,266	$105,194	$76,854	$12,068	$28,335

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$18,034	$91,973	$62,887	$2,649	$5,877
Amortization of Capital Leases	7,002	31,178	12,069	3,992	11,742
Interest on Capital Leases	1,598	2,298	3,132	1,057	9,892
Total Lease Rental Costs	$26,634	$125,449	$78,088	$7,698	$27,511

Property, Plant and Equipment and Related Obligations Under Capital Leases
December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,798	$19,102	$39,080	$3,624	$27,745
Other Property, Plant and Equipment	20,944	22,697	35,666	15,614	154,166
Total Property, Plant and Equipment	32,742	41,799	74,746	19,238	181,911
Accumulated Amortization	10,282	13,154	27,513	6,738	50,440
Net Property, Plant and Equipment
Under Capital Leases	$22,460	$28,645	$47,233	$12,500	$131,471

Obligations Under Capital Leases:
Noncurrent Liability	$16,375	$22,842	$36,381	$8,864	$114,161
Liability Due Within One Year	6,085	5,803	14,707	3,636	17,599

Total Obligations Under Capital Leases	$22,460	$28,645	$51,088	$12,500	$131,760

December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,712	$16,100	$36,689	$3,617	$20,453
Other Property, Plant and Equipment	25,201	27,712	36,264	16,441	145,273
Total Property, Plant and Equipment	36,913	43,812	72,953	20,058	165,726
Accumulated Amortization	9,886	12,779	22,075	5,196	38,163
Net Property, Plant and Equipment
Under Capital Leases	$27,027	$31,033	$50,878	$14,862	$127,563

Obligations Under Capital Leases:
Noncurrent Liability	$19,293	$23,117	$40,152	$11,101	$112,802
Liability Due Within One Year	7,734	7,916	14,096	3,761	15,058

Total Obligations Under Capital Leases	$27,027	$31,033	$54,248	$14,862	$127,860

Future Minimum Lease Payments
Capital Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$6,988	$6,827	$13,669	$4,222	$25,706
2014	4,596	5,649	10,371	3,149	23,702
2015	3,849	4,279	7,383	1,921	21,585
2016	3,372	3,504	6,743	1,636	18,728
2017	2,809	3,344	6,322	1,646	20,103
Later Years	3,748	11,781	17,905	1,709	60,112
Total Future Minimum Lease
Payments	25,362	35,384	62,393	14,283	169,936
Less Estimated Interest Element	2,902	6,739	11,305	1,782	38,176
Estimated Present Value of Future
Minimum Lease Payments	$22,460	$28,645	$51,088	$12,501	$131,760

Noncancelable Operating Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$15,693	$98,719	$58,968	$2,383	$5,893
2014	13,959	98,673	55,261	1,858	4,279
2015	11,054	97,266	52,287	1,524	3,672
2016	10,270	89,872	46,002	1,231	3,030
2017	9,819	84,142	42,678	1,048	2,681
Later Years	47,613	423,279	68,094	1,723	10,297
Total Future Minimum Lease
Payments	$108,408	$891,951	$323,290	$9,767	$29,852

Maximum Potential Loss
Maximum
Company	Potential Loss
(in thousands)
APCo	$3,463
I&M	2,432
OPCo	4,003
PSO	1,171
SWEPCo	2,405

Indiana Michigan Power Co [Member]
Lease Rental Costs
Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$15,633	$95,509	$59,836	$5,283	$5,797
Amortization of Capital Leases	7,429	8,429	10,906	3,839	14,793
Interest on Capital Leases	1,782	1,738	3,307	815	9,041
Total Lease Rental Costs	$24,844	$105,676	$74,049	$9,937	$29,631

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$13,488	$94,317	$59,983	$6,532	$5,990
Amortization of Capital Leases	7,880	8,762	13,118	4,438	12,694
Interest on Capital Leases	1,898	2,115	3,753	1,098	9,651
Total Lease Rental Costs	$23,266	$105,194	$76,854	$12,068	$28,335

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$18,034	$91,973	$62,887	$2,649	$5,877
Amortization of Capital Leases	7,002	31,178	12,069	3,992	11,742
Interest on Capital Leases	1,598	2,298	3,132	1,057	9,892
Total Lease Rental Costs	$26,634	$125,449	$78,088	$7,698	$27,511

Property, Plant and Equipment and Related Obligations Under Capital Leases
December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,798	$19,102	$39,080	$3,624	$27,745
Other Property, Plant and Equipment	20,944	22,697	35,666	15,614	154,166
Total Property, Plant and Equipment	32,742	41,799	74,746	19,238	181,911
Accumulated Amortization	10,282	13,154	27,513	6,738	50,440
Net Property, Plant and Equipment
Under Capital Leases	$22,460	$28,645	$47,233	$12,500	$131,471

Obligations Under Capital Leases:
Noncurrent Liability	$16,375	$22,842	$36,381	$8,864	$114,161
Liability Due Within One Year	6,085	5,803	14,707	3,636	17,599

Total Obligations Under Capital Leases	$22,460	$28,645	$51,088	$12,500	$131,760

December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,712	$16,100	$36,689	$3,617	$20,453
Other Property, Plant and Equipment	25,201	27,712	36,264	16,441	145,273
Total Property, Plant and Equipment	36,913	43,812	72,953	20,058	165,726
Accumulated Amortization	9,886	12,779	22,075	5,196	38,163
Net Property, Plant and Equipment
Under Capital Leases	$27,027	$31,033	$50,878	$14,862	$127,563

Obligations Under Capital Leases:
Noncurrent Liability	$19,293	$23,117	$40,152	$11,101	$112,802
Liability Due Within One Year	7,734	7,916	14,096	3,761	15,058

Total Obligations Under Capital Leases	$27,027	$31,033	$54,248	$14,862	$127,860

Future Minimum Lease Payments
Capital Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$6,988	$6,827	$13,669	$4,222	$25,706
2014	4,596	5,649	10,371	3,149	23,702
2015	3,849	4,279	7,383	1,921	21,585
2016	3,372	3,504	6,743	1,636	18,728
2017	2,809	3,344	6,322	1,646	20,103
Later Years	3,748	11,781	17,905	1,709	60,112
Total Future Minimum Lease
Payments	25,362	35,384	62,393	14,283	169,936
Less Estimated Interest Element	2,902	6,739	11,305	1,782	38,176
Estimated Present Value of Future
Minimum Lease Payments	$22,460	$28,645	$51,088	$12,501	$131,760

Noncancelable Operating Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$15,693	$98,719	$58,968	$2,383	$5,893
2014	13,959	98,673	55,261	1,858	4,279
2015	11,054	97,266	52,287	1,524	3,672
2016	10,270	89,872	46,002	1,231	3,030
2017	9,819	84,142	42,678	1,048	2,681
Later Years	47,613	423,279	68,094	1,723	10,297
Total Future Minimum Lease
Payments	$108,408	$891,951	$323,290	$9,767	$29,852

Maximum Potential Loss
Maximum
Company	Potential Loss
(in thousands)
APCo	$3,463
I&M	2,432
OPCo	4,003
PSO	1,171
SWEPCo	2,405

Future Minimum Lease Payments of Rockport Lease
Future Minimum Lease Payments	I&M
(in millions)
2013	$74
2014	74
2015	74
2016	74
2017	74
Later Years	369
Total Future Minimum Lease Payments	$739

Ohio Power Co [Member]
Lease Rental Costs
Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$15,633	$95,509	$59,836	$5,283	$5,797
Amortization of Capital Leases	7,429	8,429	10,906	3,839	14,793
Interest on Capital Leases	1,782	1,738	3,307	815	9,041
Total Lease Rental Costs	$24,844	$105,676	$74,049	$9,937	$29,631

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$13,488	$94,317	$59,983	$6,532	$5,990
Amortization of Capital Leases	7,880	8,762	13,118	4,438	12,694
Interest on Capital Leases	1,898	2,115	3,753	1,098	9,651
Total Lease Rental Costs	$23,266	$105,194	$76,854	$12,068	$28,335

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$18,034	$91,973	$62,887	$2,649	$5,877
Amortization of Capital Leases	7,002	31,178	12,069	3,992	11,742
Interest on Capital Leases	1,598	2,298	3,132	1,057	9,892
Total Lease Rental Costs	$26,634	$125,449	$78,088	$7,698	$27,511

Property, Plant and Equipment and Related Obligations Under Capital Leases
December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,798	$19,102	$39,080	$3,624	$27,745
Other Property, Plant and Equipment	20,944	22,697	35,666	15,614	154,166
Total Property, Plant and Equipment	32,742	41,799	74,746	19,238	181,911
Accumulated Amortization	10,282	13,154	27,513	6,738	50,440
Net Property, Plant and Equipment
Under Capital Leases	$22,460	$28,645	$47,233	$12,500	$131,471

Obligations Under Capital Leases:
Noncurrent Liability	$16,375	$22,842	$36,381	$8,864	$114,161
Liability Due Within One Year	6,085	5,803	14,707	3,636	17,599

Total Obligations Under Capital Leases	$22,460	$28,645	$51,088	$12,500	$131,760

December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,712	$16,100	$36,689	$3,617	$20,453
Other Property, Plant and Equipment	25,201	27,712	36,264	16,441	145,273
Total Property, Plant and Equipment	36,913	43,812	72,953	20,058	165,726
Accumulated Amortization	9,886	12,779	22,075	5,196	38,163
Net Property, Plant and Equipment
Under Capital Leases	$27,027	$31,033	$50,878	$14,862	$127,563

Obligations Under Capital Leases:
Noncurrent Liability	$19,293	$23,117	$40,152	$11,101	$112,802
Liability Due Within One Year	7,734	7,916	14,096	3,761	15,058

Total Obligations Under Capital Leases	$27,027	$31,033	$54,248	$14,862	$127,860

Future Minimum Lease Payments
Capital Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$6,988	$6,827	$13,669	$4,222	$25,706
2014	4,596	5,649	10,371	3,149	23,702
2015	3,849	4,279	7,383	1,921	21,585
2016	3,372	3,504	6,743	1,636	18,728
2017	2,809	3,344	6,322	1,646	20,103
Later Years	3,748	11,781	17,905	1,709	60,112
Total Future Minimum Lease
Payments	25,362	35,384	62,393	14,283	169,936
Less Estimated Interest Element	2,902	6,739	11,305	1,782	38,176
Estimated Present Value of Future
Minimum Lease Payments	$22,460	$28,645	$51,088	$12,501	$131,760

Noncancelable Operating Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$15,693	$98,719	$58,968	$2,383	$5,893
2014	13,959	98,673	55,261	1,858	4,279
2015	11,054	97,266	52,287	1,524	3,672
2016	10,270	89,872	46,002	1,231	3,030
2017	9,819	84,142	42,678	1,048	2,681
Later Years	47,613	423,279	68,094	1,723	10,297
Total Future Minimum Lease
Payments	$108,408	$891,951	$323,290	$9,767	$29,852

Maximum Potential Loss
Maximum
Company	Potential Loss
(in thousands)
APCo	$3,463
I&M	2,432
OPCo	4,003
PSO	1,171
SWEPCo	2,405

Public Service Co of Oklahoma [Member]
Lease Rental Costs
Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$15,633	$95,509	$59,836	$5,283	$5,797
Amortization of Capital Leases	7,429	8,429	10,906	3,839	14,793
Interest on Capital Leases	1,782	1,738	3,307	815	9,041
Total Lease Rental Costs	$24,844	$105,676	$74,049	$9,937	$29,631

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$13,488	$94,317	$59,983	$6,532	$5,990
Amortization of Capital Leases	7,880	8,762	13,118	4,438	12,694
Interest on Capital Leases	1,898	2,115	3,753	1,098	9,651
Total Lease Rental Costs	$23,266	$105,194	$76,854	$12,068	$28,335

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$18,034	$91,973	$62,887	$2,649	$5,877
Amortization of Capital Leases	7,002	31,178	12,069	3,992	11,742
Interest on Capital Leases	1,598	2,298	3,132	1,057	9,892
Total Lease Rental Costs	$26,634	$125,449	$78,088	$7,698	$27,511

Property, Plant and Equipment and Related Obligations Under Capital Leases
December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,798	$19,102	$39,080	$3,624	$27,745
Other Property, Plant and Equipment	20,944	22,697	35,666	15,614	154,166
Total Property, Plant and Equipment	32,742	41,799	74,746	19,238	181,911
Accumulated Amortization	10,282	13,154	27,513	6,738	50,440
Net Property, Plant and Equipment
Under Capital Leases	$22,460	$28,645	$47,233	$12,500	$131,471

Obligations Under Capital Leases:
Noncurrent Liability	$16,375	$22,842	$36,381	$8,864	$114,161
Liability Due Within One Year	6,085	5,803	14,707	3,636	17,599

Total Obligations Under Capital Leases	$22,460	$28,645	$51,088	$12,500	$131,760

December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,712	$16,100	$36,689	$3,617	$20,453
Other Property, Plant and Equipment	25,201	27,712	36,264	16,441	145,273
Total Property, Plant and Equipment	36,913	43,812	72,953	20,058	165,726
Accumulated Amortization	9,886	12,779	22,075	5,196	38,163
Net Property, Plant and Equipment
Under Capital Leases	$27,027	$31,033	$50,878	$14,862	$127,563

Obligations Under Capital Leases:
Noncurrent Liability	$19,293	$23,117	$40,152	$11,101	$112,802
Liability Due Within One Year	7,734	7,916	14,096	3,761	15,058

Total Obligations Under Capital Leases	$27,027	$31,033	$54,248	$14,862	$127,860

Future Minimum Lease Payments
Capital Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$6,988	$6,827	$13,669	$4,222	$25,706
2014	4,596	5,649	10,371	3,149	23,702
2015	3,849	4,279	7,383	1,921	21,585
2016	3,372	3,504	6,743	1,636	18,728
2017	2,809	3,344	6,322	1,646	20,103
Later Years	3,748	11,781	17,905	1,709	60,112
Total Future Minimum Lease
Payments	25,362	35,384	62,393	14,283	169,936
Less Estimated Interest Element	2,902	6,739	11,305	1,782	38,176
Estimated Present Value of Future
Minimum Lease Payments	$22,460	$28,645	$51,088	$12,501	$131,760

Noncancelable Operating Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$15,693	$98,719	$58,968	$2,383	$5,893
2014	13,959	98,673	55,261	1,858	4,279
2015	11,054	97,266	52,287	1,524	3,672
2016	10,270	89,872	46,002	1,231	3,030
2017	9,819	84,142	42,678	1,048	2,681
Later Years	47,613	423,279	68,094	1,723	10,297
Total Future Minimum Lease
Payments	$108,408	$891,951	$323,290	$9,767	$29,852

Maximum Potential Loss
Maximum
Company	Potential Loss
(in thousands)
APCo	$3,463
I&M	2,432
OPCo	4,003
PSO	1,171
SWEPCo	2,405

Southwestern Electric Power Co [Member]
Lease Rental Costs
Year Ended December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$15,633	$95,509	$59,836	$5,283	$5,797
Amortization of Capital Leases	7,429	8,429	10,906	3,839	14,793
Interest on Capital Leases	1,782	1,738	3,307	815	9,041
Total Lease Rental Costs	$24,844	$105,676	$74,049	$9,937	$29,631

Year Ended December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$13,488	$94,317	$59,983	$6,532	$5,990
Amortization of Capital Leases	7,880	8,762	13,118	4,438	12,694
Interest on Capital Leases	1,898	2,115	3,753	1,098	9,651
Total Lease Rental Costs	$23,266	$105,194	$76,854	$12,068	$28,335

Year Ended December 31, 2010	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Net Lease Expense on Operating Leases	$18,034	$91,973	$62,887	$2,649	$5,877
Amortization of Capital Leases	7,002	31,178	12,069	3,992	11,742
Interest on Capital Leases	1,598	2,298	3,132	1,057	9,892
Total Lease Rental Costs	$26,634	$125,449	$78,088	$7,698	$27,511

Property, Plant and Equipment and Related Obligations Under Capital Leases
December 31, 2012	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,798	$19,102	$39,080	$3,624	$27,745
Other Property, Plant and Equipment	20,944	22,697	35,666	15,614	154,166
Total Property, Plant and Equipment	32,742	41,799	74,746	19,238	181,911
Accumulated Amortization	10,282	13,154	27,513	6,738	50,440
Net Property, Plant and Equipment
Under Capital Leases	$22,460	$28,645	$47,233	$12,500	$131,471

Obligations Under Capital Leases:
Noncurrent Liability	$16,375	$22,842	$36,381	$8,864	$114,161
Liability Due Within One Year	6,085	5,803	14,707	3,636	17,599

Total Obligations Under Capital Leases	$22,460	$28,645	$51,088	$12,500	$131,760

December 31, 2011	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Property, Plant and Equipment Under
Capital Leases:
Generation	$11,712	$16,100	$36,689	$3,617	$20,453
Other Property, Plant and Equipment	25,201	27,712	36,264	16,441	145,273
Total Property, Plant and Equipment	36,913	43,812	72,953	20,058	165,726
Accumulated Amortization	9,886	12,779	22,075	5,196	38,163
Net Property, Plant and Equipment
Under Capital Leases	$27,027	$31,033	$50,878	$14,862	$127,563

Obligations Under Capital Leases:
Noncurrent Liability	$19,293	$23,117	$40,152	$11,101	$112,802
Liability Due Within One Year	7,734	7,916	14,096	3,761	15,058

Total Obligations Under Capital Leases	$27,027	$31,033	$54,248	$14,862	$127,860

Future Minimum Lease Payments
Capital Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$6,988	$6,827	$13,669	$4,222	$25,706
2014	4,596	5,649	10,371	3,149	23,702
2015	3,849	4,279	7,383	1,921	21,585
2016	3,372	3,504	6,743	1,636	18,728
2017	2,809	3,344	6,322	1,646	20,103
Later Years	3,748	11,781	17,905	1,709	60,112
Total Future Minimum Lease
Payments	25,362	35,384	62,393	14,283	169,936
Less Estimated Interest Element	2,902	6,739	11,305	1,782	38,176
Estimated Present Value of Future
Minimum Lease Payments	$22,460	$28,645	$51,088	$12,501	$131,760

Noncancelable Operating Leases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$15,693	$98,719	$58,968	$2,383	$5,893
2014	13,959	98,673	55,261	1,858	4,279
2015	11,054	97,266	52,287	1,524	3,672
2016	10,270	89,872	46,002	1,231	3,030
2017	9,819	84,142	42,678	1,048	2,681
Later Years	47,613	423,279	68,094	1,723	10,297
Total Future Minimum Lease
Payments	$108,408	$891,951	$323,290	$9,767	$29,852

Maximum Potential Loss
Maximum
Company	Potential Loss
(in thousands)
APCo	$3,463
I&M	2,432
OPCo	4,003
PSO	1,171
SWEPCo	2,405

Financing Activities (Tables)	12 Months Ended
Dec. 31, 2012
AEP Common Stock
		Held in
Shares of AEP Common Stock	Issued	Treasury
Balance, December 31, 2009	498,333,265	20,278,858
Issued	2,781,616	-
Treasury Stock Acquired	-	28,867
Balance, December 31, 2010	501,114,881	20,307,725
Issued	2,644,579	-
Treasury Stock Acquired	-	28,867
Balance, December 31, 2011	503,759,460	20,336,592
Issued	2,245,502	-
Balance, December 31, 2012	506,004,962	20,336,592

Long-term Debt
	Weighted
	Average
	Interest
	Rate as of	Interest Rate Ranges as of		Outstanding as of
	December 31,	December 31,		December 31,
Type of Debt and Maturity	2012	2012	2011	2012	2011
				(in millions)
Senior Unsecured Notes (a)
2012-2042	5.46%	0.685%-8.13%	0.955%-8.13%	$12,712	$11,737

Pollution Control Bonds (b)
2012-2038 (c)	3.58%	0.11%-6.30%	0.06%-6.30%	1,958	2,112

Notes Payable (d)
2012-2032	4.35%	1.913%-8.03%	2.029%-8.03%	427	402

Securitization Bonds (e)
2013-2024	4.21%	0.88%-6.25%	4.98%-6.25%	2,281	1,688

Junior Subordinated Debentures (a)
2063			8.75%	-	315

Spent Nuclear Fuel Obligation (f)				265	265

Other Long-term Debt (g)
2015-2059	2.63%	1.72%-13.718%	3.00%-13.718%	140	29

Fair Value of Interest Rate Hedges				3	7
Unamortized Discount, Net				(29)	(39)
Total Long-term Debt Outstanding				17,757	16,516
Long-term Debt Due Within One Year				2,171	1,433
Long-term Debt				$15,586	$15,083

(a)       In 2012, AEP issued $850 million of Senior Unsecured Notes used to retire $243 million of Senior Unsecured Notes and $315 million of Junior Subordinated Debentures.

(b)       For certain series of pollution control bonds, interest rates are subject to periodic adjustment. Certain series may be purchased on demand at periodic interest adjustment dates. Letters of credit from banks, standby bond purchase agreements and insurance policies support certain series.

(c)       Certain pollution control bonds are subject to redemption earlier than the maturity date. Consequently, these bonds have been classified for maturity purposes as Long-term Debt Due Within One Year on the balance sheets.

(d)       Notes payable represent outstanding promissory notes issued under term loan agreements and credit agreements with a number of banks and other financial institutions. At expiration, all notes then issued and outstanding are due and payable. Interest rates are both fixed and variable. Variable rates generally relate to specified short-term interest rates.

(e)       In 2012, AEP Texas Central Transition Funding III LLC issued $800 million of Securitization Bonds (see Note 15).

(f)       Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see "SNF Disposal" section of Note 5).

(g)       In 2012, I&M issued a $110 million three-year credit facility to be used for general corporate purposes.

Long-term Debt 5-Year Maturity
						After
	2013	2014	2015	2016	2017	2017	Total
	(in millions)
Principal Amount	$2,171	$1,169	$1,438	$840	$1,655	$10,513	$17,786
Unamortized Discount, Net							(29)
Total Long-term Debt Outstanding							$17,757

Lines of Credit and Short-term Debt
	December 31,
	2012		2011
	Outstanding	Interest	Outstanding	Interest
Type of Debt	Amount	Rate (a)	Amount	Rate (a)
	(in millions)		(in millions)
Securitized Debt for Receivables (b)	$657	0.26%	$666	0.27%
Commercial Paper	321	0.42%	967	0.51%
Line of Credit – Sabine (c)	3	1.82%	17	1.79%
Total Short-term Debt	$981		$1,650

(a)       Weighted average rate.

(b)       Amount of securitized debt for receivables as accounted for under the "Transfers and Servicing" accounting guidance.

(c)       This line of credit does not reduce available liquidity under AEP's credit facilities.

Comparative Accounts Receivable Information
	Years Ended December 31,
	2012	2011	2010
	(dollars in millions)
Effective Interest Rates on Securitization of
Accounts Receivable	0.26%	0.27%	0.31%
Net Uncollectible Accounts Receivable Written Off	$29	$37	$22

Customer Accounts Receivable Managed Portfolio
	December 31,
	2012	2011
	(in millions)
Accounts Receivable Retained Interest and Pledged as Collateral
Less Uncollectible Accounts	$835	$902
Total Principal Outstanding	657	666
Delinquent Securitized Accounts Receivable	37	38
Bad Debt Reserves Related to Securitization/Sale of Accounts Receivable	21	18
Unbilled Receivables Related to Securitization/Sale of Accounts Receivable	316	370

Appalachian Power Co [Member]
Preferred Stock
	Par Value of	Loss on
Company	Stock Redeemed	Redemption
	(in thousands)
APCo	$17,736	$1,013
I&M	8,072	314
OPCo	16,613	488
PSO	4,882	254
SWEPCo	4,694	369

		Number of Shares Redeemed
		Years Ended December 31,
Company	Series	2011	2010
APCo	4.50%	177,465	53
I&M	4.12%	11,055	-
I&M	4.125%	55,257	44
I&M	4.56%	14,412	-
OPCo	4.08%	14,495	100
OPCo	4.20%	22,824	-
OPCo	4.40%	31,482	-
OPCo	4.50%	97,357	6
PSO	4.00%	44,508	-
PSO	4.24%	4,310	3,759
SWEPCo	4.28%	7,386	-
SWEPCo	4.65%	1,907	-
SWEPCo	5.00%	37,665	8

Long-term Debt
		Weighted
		Average
		Interest
		Rate as of			Outstanding as of
		December 31,	Interest Rate Ranges as of December 31,		December 31,
Company	Maturity	2012	2012	2011	2012	2011
Senior Unsecured Notes					(in thousands)
APCo	2012-2038	5.43%	0.685%-7.95%	3.40%-7.95%	$3,167,559	$3,141,843
I&M	2012-2037	6.24%	5.05%-7.00%	5.05%-7.00%	1,171,080	1,270,599
OPCo	2012-2035	5.84%	4.85%-6.60%	0.955%-6.60%	3,142,615	3,291,823
PSO	2016-2037	5.52%	4.40%-6.625%	4.40%-6.625%	896,364	896,023
SWEPCo	2015-2040	5.56%	3.55%-6.45%	4.90%-6.45%	1,822,653	1,548,437

Pollution Control Bonds (a)
APCo	2012-2038 (b)	2.01%	0.12%-5.375%	0.07%-6.05%	532,500	582,000
I&M	2012-2025 (b)	4.03%	0.11%-6.25%	0.06%-6.25%	266,531	266,494
OPCo	2012-2038 (b)	3.72%	0.13%-5.80%	0.07%-5.80%	517,825	562,325
PSO	2014-2020	5.03%	4.45%-5.25%	4.45%-5.25%	46,360	46,360
SWEPCo	2015-2018	4.28%	3.25%-4.95%	3.25%-4.95%	135,200	135,200

Notes Payable - Affiliated
OPCo	2015	5.25%	5.25%	5.25%	200,000	200,000

Notes Payable - Nonaffiliated
I&M	2013-2016	2.42%	1.913%-5.44%	2.029%-5.44%	224,376	234,590
SWEPCo	2012-2032	5.09%	4.58%-6.37%	6.37%-7.03%	88,375	45,000

Spent Nuclear Fuel Obligation (c)
I&M					265,249	265,065

Other Long-term Debt
APCo	2026	13.718%	13.718%	13.718%	2,383	2,408
I&M (d)	2015-2025	2.39%	1.72%-6.00%	6.00%	130,430	20,927
PSO	2027	3.00%	3.00%	3.00%	7,147	4,981

(a)       For certain series of pollution control bonds, interest rates are subject to periodic adjustment. Certain series may be purchased on demand at periodic interest adjustment dates. Letters of credit from banks, standby bond purchase agreements and insurance policies support certain series.

(b)       Certain pollution control bonds are subject to redemption earlier than the maturity date. Consequently, these bonds have been classified for maturity purposes as Long-term Debt Due Within One Year – Nonaffiliated on the balance sheets.

(c)       Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see “SNF Disposal” section of Note 4).

(d)       In 2012, I&M issued a $110 million three-year credit facility to be used for general corporate purposes.

Long-term Debt 5-Year Maturity
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$574,679	$203,953	$856,000	$764	$3,250
2014	100,033	353,946	403,580	34,115	3,250
2015	500,038	253,730	286,000	427	306,750
2016	65,393	4,158	350,000	150,440	3,250
2017	250,049	1,479	-	454	253,250
After 2017	2,219,692	1,244,789	1,972,245	767,307	1,478,825
Principal Amount	3,709,884	2,062,055	3,867,825	953,507	2,048,575
Unamortized Discount, Net	(7,442)	(4,389)	(7,385)	(3,636)	(2,347)
Total Long-term Debt
Outstanding	$3,702,442	$2,057,666	$3,860,440	$949,871	$2,046,228

Utility Money Pool Participants' Money Pool Activity and Authorized Borrowing Limits
					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2012	Limit
	(in thousands)
APCo	$350,153	$23,504	$161,363	$22,821	$(150,941)	$600,000
I&M	-	362,733	-	202,439	116,977	500,000
OPCo	126,975	290,356	47,820	105,154	116,422	600,000
PSO	-	177,778	-	92,697	10,558	300,000
SWEPCo	227,087	173,778	147,338	78,994	153,829	350,000

					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2011	Limit
	(in thousands)
APCo	$217,876	$393,811	$117,378	$96,186	$(176,240)	$600,000
I&M	57,352	219,386	23,793	56,999	95,714	500,000
OPCo	46,761	452,187	31,365	225,728	219,458	600,000
PSO	96,034	255,611	41,971	88,805	39,876	300,000
SWEPCo	136,752	105,184	47,232	38,798	(132,473)	350,000

Maximum and Minimum Interest Rates for Funds Either Borrowed from or Loaned to Utility Money Pool
	Years Ended December 31,
	2012	2011	2010
Maximum Interest Rate	0.56%	0.56%	0.55%
Minimum Interest Rate	0.39%	0.06%	0.09%

Average Interest Rates for Funds Borrowed from and Loaned to Utility Money Pool
	Average Interest Rate			Average Interest Rate
	for Funds Borrowed			for Funds Loaned
	from Utility Money Pool for			to Utility Money Pool for
	Years Ended December 31,			Years Ended December 31,
Company	2012	2011	2010	2012	2011	2010
APCo	0.47%	0.42%	0.26%	0.47%	0.32%	-%
I&M	-%	0.39%	0.43%	0.46%	0.38%	0.24%
OPCo	0.47%	0.45%	-%	0.47%	0.35%	0.22%
PSO	-%	0.41%	0.31%	0.46%	0.32%	0.17%
SWEPCo	0.53%	0.40%	0.19%	0.45%	0.33%	0.27%

Interest Expense Incurred by Registrant Subsidiaries' for amounts borrowed from the Utility Money Pool
	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$772	$198	$611
I&M	-	20	17
OPCo	555	12	16
PSO	11	85	102
SWEPCo	977	174	11

Interest Income Earned by Registrant Subsidiaries' for Amounts Advanced to the Utility Money Pool
	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$123	$313	$9
I&M	963	226	219
OPCo	1,038	820	708
PSO	435	250	19
SWEPCo	320	32	438

Accounts Receivable and Accrued Unbilled Revenues
	December 31,
Company	2012	2011
	(in thousands)
APCo	$153,719	$121,605
I&M	123,447	121,597
OPCo	300,675	346,695
PSO	85,530	123,172
SWEPCo	132,449	140,440

Fees Paid to AEP Credit for Customer Accounts Receivable Sold
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,883	$9,612	$9,194
I&M	6,121	6,168	6,770
OPCo	20,312	18,851	20,630
PSO	7,054	6,363	5,406
SWEPCo	6,140	5,672	5,688

Proceeds on Sale of Receivables to AEP Credit
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,353,920	$1,248,253	$1,418,487
I&M	1,344,260	1,323,068	1,283,955
OPCo	2,952,723	3,461,758	3,495,609
PSO	1,157,174	1,299,190	1,196,586
SWEPCo	1,481,925	1,495,397	1,402,525

Indiana Michigan Power Co [Member]
Preferred Stock
	Par Value of	Loss on
Company	Stock Redeemed	Redemption
	(in thousands)
APCo	$17,736	$1,013
I&M	8,072	314
OPCo	16,613	488
PSO	4,882	254
SWEPCo	4,694	369

		Number of Shares Redeemed
		Years Ended December 31,
Company	Series	2011	2010
APCo	4.50%	177,465	53
I&M	4.12%	11,055	-
I&M	4.125%	55,257	44
I&M	4.56%	14,412	-
OPCo	4.08%	14,495	100
OPCo	4.20%	22,824	-
OPCo	4.40%	31,482	-
OPCo	4.50%	97,357	6
PSO	4.00%	44,508	-
PSO	4.24%	4,310	3,759
SWEPCo	4.28%	7,386	-
SWEPCo	4.65%	1,907	-
SWEPCo	5.00%	37,665	8

Long-term Debt
		Weighted
		Average
		Interest
		Rate as of			Outstanding as of
		December 31,	Interest Rate Ranges as of December 31,		December 31,
Company	Maturity	2012	2012	2011	2012	2011
Senior Unsecured Notes					(in thousands)
APCo	2012-2038	5.43%	0.685%-7.95%	3.40%-7.95%	$3,167,559	$3,141,843
I&M	2012-2037	6.24%	5.05%-7.00%	5.05%-7.00%	1,171,080	1,270,599
OPCo	2012-2035	5.84%	4.85%-6.60%	0.955%-6.60%	3,142,615	3,291,823
PSO	2016-2037	5.52%	4.40%-6.625%	4.40%-6.625%	896,364	896,023
SWEPCo	2015-2040	5.56%	3.55%-6.45%	4.90%-6.45%	1,822,653	1,548,437

Pollution Control Bonds (a)
APCo	2012-2038 (b)	2.01%	0.12%-5.375%	0.07%-6.05%	532,500	582,000
I&M	2012-2025 (b)	4.03%	0.11%-6.25%	0.06%-6.25%	266,531	266,494
OPCo	2012-2038 (b)	3.72%	0.13%-5.80%	0.07%-5.80%	517,825	562,325
PSO	2014-2020	5.03%	4.45%-5.25%	4.45%-5.25%	46,360	46,360
SWEPCo	2015-2018	4.28%	3.25%-4.95%	3.25%-4.95%	135,200	135,200

Notes Payable - Affiliated
OPCo	2015	5.25%	5.25%	5.25%	200,000	200,000

Notes Payable - Nonaffiliated
I&M	2013-2016	2.42%	1.913%-5.44%	2.029%-5.44%	224,376	234,590
SWEPCo	2012-2032	5.09%	4.58%-6.37%	6.37%-7.03%	88,375	45,000

Spent Nuclear Fuel Obligation (c)
I&M					265,249	265,065

Other Long-term Debt
APCo	2026	13.718%	13.718%	13.718%	2,383	2,408
I&M (d)	2015-2025	2.39%	1.72%-6.00%	6.00%	130,430	20,927
PSO	2027	3.00%	3.00%	3.00%	7,147	4,981

(a)       For certain series of pollution control bonds, interest rates are subject to periodic adjustment. Certain series may be purchased on demand at periodic interest adjustment dates. Letters of credit from banks, standby bond purchase agreements and insurance policies support certain series.

(b)       Certain pollution control bonds are subject to redemption earlier than the maturity date. Consequently, these bonds have been classified for maturity purposes as Long-term Debt Due Within One Year – Nonaffiliated on the balance sheets.

(c)       Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see “SNF Disposal” section of Note 4).

(d)       In 2012, I&M issued a $110 million three-year credit facility to be used for general corporate purposes.

Long-term Debt 5-Year Maturity
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$574,679	$203,953	$856,000	$764	$3,250
2014	100,033	353,946	403,580	34,115	3,250
2015	500,038	253,730	286,000	427	306,750
2016	65,393	4,158	350,000	150,440	3,250
2017	250,049	1,479	-	454	253,250
After 2017	2,219,692	1,244,789	1,972,245	767,307	1,478,825
Principal Amount	3,709,884	2,062,055	3,867,825	953,507	2,048,575
Unamortized Discount, Net	(7,442)	(4,389)	(7,385)	(3,636)	(2,347)
Total Long-term Debt
Outstanding	$3,702,442	$2,057,666	$3,860,440	$949,871	$2,046,228

Utility Money Pool Participants' Money Pool Activity and Authorized Borrowing Limits
					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2012	Limit
	(in thousands)
APCo	$350,153	$23,504	$161,363	$22,821	$(150,941)	$600,000
I&M	-	362,733	-	202,439	116,977	500,000
OPCo	126,975	290,356	47,820	105,154	116,422	600,000
PSO	-	177,778	-	92,697	10,558	300,000
SWEPCo	227,087	173,778	147,338	78,994	153,829	350,000

					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2011	Limit
	(in thousands)
APCo	$217,876	$393,811	$117,378	$96,186	$(176,240)	$600,000
I&M	57,352	219,386	23,793	56,999	95,714	500,000
OPCo	46,761	452,187	31,365	225,728	219,458	600,000
PSO	96,034	255,611	41,971	88,805	39,876	300,000
SWEPCo	136,752	105,184	47,232	38,798	(132,473)	350,000

Maximum and Minimum Interest Rates for Funds Either Borrowed from or Loaned to Utility Money Pool
	Years Ended December 31,
	2012	2011	2010
Maximum Interest Rate	0.56%	0.56%	0.55%
Minimum Interest Rate	0.39%	0.06%	0.09%

Average Interest Rates for Funds Borrowed from and Loaned to Utility Money Pool
	Average Interest Rate			Average Interest Rate
	for Funds Borrowed			for Funds Loaned
	from Utility Money Pool for			to Utility Money Pool for
	Years Ended December 31,			Years Ended December 31,
Company	2012	2011	2010	2012	2011	2010
APCo	0.47%	0.42%	0.26%	0.47%	0.32%	-%
I&M	-%	0.39%	0.43%	0.46%	0.38%	0.24%
OPCo	0.47%	0.45%	-%	0.47%	0.35%	0.22%
PSO	-%	0.41%	0.31%	0.46%	0.32%	0.17%
SWEPCo	0.53%	0.40%	0.19%	0.45%	0.33%	0.27%

Interest Expense Incurred by Registrant Subsidiaries' for amounts borrowed from the Utility Money Pool
	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$772	$198	$611
I&M	-	20	17
OPCo	555	12	16
PSO	11	85	102
SWEPCo	977	174	11

Interest Income Earned by Registrant Subsidiaries' for Amounts Advanced to the Utility Money Pool
	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$123	$313	$9
I&M	963	226	219
OPCo	1,038	820	708
PSO	435	250	19
SWEPCo	320	32	438

Accounts Receivable and Accrued Unbilled Revenues
	December 31,
Company	2012	2011
	(in thousands)
APCo	$153,719	$121,605
I&M	123,447	121,597
OPCo	300,675	346,695
PSO	85,530	123,172
SWEPCo	132,449	140,440

Fees Paid to AEP Credit for Customer Accounts Receivable Sold
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,883	$9,612	$9,194
I&M	6,121	6,168	6,770
OPCo	20,312	18,851	20,630
PSO	7,054	6,363	5,406
SWEPCo	6,140	5,672	5,688

Proceeds on Sale of Receivables to AEP Credit
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,353,920	$1,248,253	$1,418,487
I&M	1,344,260	1,323,068	1,283,955
OPCo	2,952,723	3,461,758	3,495,609
PSO	1,157,174	1,299,190	1,196,586
SWEPCo	1,481,925	1,495,397	1,402,525

Ohio Power Co [Member]
Preferred Stock
	Par Value of	Loss on
Company	Stock Redeemed	Redemption
	(in thousands)
APCo	$17,736	$1,013
I&M	8,072	314
OPCo	16,613	488
PSO	4,882	254
SWEPCo	4,694	369

		Number of Shares Redeemed
		Years Ended December 31,
Company	Series	2011	2010
APCo	4.50%	177,465	53
I&M	4.12%	11,055	-
I&M	4.125%	55,257	44
I&M	4.56%	14,412	-
OPCo	4.08%	14,495	100
OPCo	4.20%	22,824	-
OPCo	4.40%	31,482	-
OPCo	4.50%	97,357	6
PSO	4.00%	44,508	-
PSO	4.24%	4,310	3,759
SWEPCo	4.28%	7,386	-
SWEPCo	4.65%	1,907	-
SWEPCo	5.00%	37,665	8

Long-term Debt
		Weighted
		Average
		Interest
		Rate as of			Outstanding as of
		December 31,	Interest Rate Ranges as of December 31,		December 31,
Company	Maturity	2012	2012	2011	2012	2011
Senior Unsecured Notes					(in thousands)
APCo	2012-2038	5.43%	0.685%-7.95%	3.40%-7.95%	$3,167,559	$3,141,843
I&M	2012-2037	6.24%	5.05%-7.00%	5.05%-7.00%	1,171,080	1,270,599
OPCo	2012-2035	5.84%	4.85%-6.60%	0.955%-6.60%	3,142,615	3,291,823
PSO	2016-2037	5.52%	4.40%-6.625%	4.40%-6.625%	896,364	896,023
SWEPCo	2015-2040	5.56%	3.55%-6.45%	4.90%-6.45%	1,822,653	1,548,437

Pollution Control Bonds (a)
APCo	2012-2038 (b)	2.01%	0.12%-5.375%	0.07%-6.05%	532,500	582,000
I&M	2012-2025 (b)	4.03%	0.11%-6.25%	0.06%-6.25%	266,531	266,494
OPCo	2012-2038 (b)	3.72%	0.13%-5.80%	0.07%-5.80%	517,825	562,325
PSO	2014-2020	5.03%	4.45%-5.25%	4.45%-5.25%	46,360	46,360
SWEPCo	2015-2018	4.28%	3.25%-4.95%	3.25%-4.95%	135,200	135,200

Notes Payable - Affiliated
OPCo	2015	5.25%	5.25%	5.25%	200,000	200,000

Notes Payable - Nonaffiliated
I&M	2013-2016	2.42%	1.913%-5.44%	2.029%-5.44%	224,376	234,590
SWEPCo	2012-2032	5.09%	4.58%-6.37%	6.37%-7.03%	88,375	45,000

Spent Nuclear Fuel Obligation (c)
I&M					265,249	265,065

Other Long-term Debt
APCo	2026	13.718%	13.718%	13.718%	2,383	2,408
I&M (d)	2015-2025	2.39%	1.72%-6.00%	6.00%	130,430	20,927
PSO	2027	3.00%	3.00%	3.00%	7,147	4,981

(a)       For certain series of pollution control bonds, interest rates are subject to periodic adjustment. Certain series may be purchased on demand at periodic interest adjustment dates. Letters of credit from banks, standby bond purchase agreements and insurance policies support certain series.

(b)       Certain pollution control bonds are subject to redemption earlier than the maturity date. Consequently, these bonds have been classified for maturity purposes as Long-term Debt Due Within One Year – Nonaffiliated on the balance sheets.

(c)       Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see “SNF Disposal” section of Note 4).

(d)       In 2012, I&M issued a $110 million three-year credit facility to be used for general corporate purposes.

Long-term Debt 5-Year Maturity
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$574,679	$203,953	$856,000	$764	$3,250
2014	100,033	353,946	403,580	34,115	3,250
2015	500,038	253,730	286,000	427	306,750
2016	65,393	4,158	350,000	150,440	3,250
2017	250,049	1,479	-	454	253,250
After 2017	2,219,692	1,244,789	1,972,245	767,307	1,478,825
Principal Amount	3,709,884	2,062,055	3,867,825	953,507	2,048,575
Unamortized Discount, Net	(7,442)	(4,389)	(7,385)	(3,636)	(2,347)
Total Long-term Debt
Outstanding	$3,702,442	$2,057,666	$3,860,440	$949,871	$2,046,228

Utility Money Pool Participants' Money Pool Activity and Authorized Borrowing Limits
					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2012	Limit
	(in thousands)
APCo	$350,153	$23,504	$161,363	$22,821	$(150,941)	$600,000
I&M	-	362,733	-	202,439	116,977	500,000
OPCo	126,975	290,356	47,820	105,154	116,422	600,000
PSO	-	177,778	-	92,697	10,558	300,000
SWEPCo	227,087	173,778	147,338	78,994	153,829	350,000

					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2011	Limit
	(in thousands)
APCo	$217,876	$393,811	$117,378	$96,186	$(176,240)	$600,000
I&M	57,352	219,386	23,793	56,999	95,714	500,000
OPCo	46,761	452,187	31,365	225,728	219,458	600,000
PSO	96,034	255,611	41,971	88,805	39,876	300,000
SWEPCo	136,752	105,184	47,232	38,798	(132,473)	350,000

Maximum and Minimum Interest Rates for Funds Either Borrowed from or Loaned to Utility Money Pool
	Years Ended December 31,
	2012	2011	2010
Maximum Interest Rate	0.56%	0.56%	0.55%
Minimum Interest Rate	0.39%	0.06%	0.09%

Average Interest Rates for Funds Borrowed from and Loaned to Utility Money Pool
	Average Interest Rate			Average Interest Rate
	for Funds Borrowed			for Funds Loaned
	from Utility Money Pool for			to Utility Money Pool for
	Years Ended December 31,			Years Ended December 31,
Company	2012	2011	2010	2012	2011	2010
APCo	0.47%	0.42%	0.26%	0.47%	0.32%	-%
I&M	-%	0.39%	0.43%	0.46%	0.38%	0.24%
OPCo	0.47%	0.45%	-%	0.47%	0.35%	0.22%
PSO	-%	0.41%	0.31%	0.46%	0.32%	0.17%
SWEPCo	0.53%	0.40%	0.19%	0.45%	0.33%	0.27%

Interest Expense Incurred by Registrant Subsidiaries' for amounts borrowed from the Utility Money Pool
	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$772	$198	$611
I&M	-	20	17
OPCo	555	12	16
PSO	11	85	102
SWEPCo	977	174	11

Interest Income Earned by Registrant Subsidiaries' for Amounts Advanced to the Utility Money Pool
	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$123	$313	$9
I&M	963	226	219
OPCo	1,038	820	708
PSO	435	250	19
SWEPCo	320	32	438

Accounts Receivable and Accrued Unbilled Revenues
	December 31,
Company	2012	2011
	(in thousands)
APCo	$153,719	$121,605
I&M	123,447	121,597
OPCo	300,675	346,695
PSO	85,530	123,172
SWEPCo	132,449	140,440

Fees Paid to AEP Credit for Customer Accounts Receivable Sold
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,883	$9,612	$9,194
I&M	6,121	6,168	6,770
OPCo	20,312	18,851	20,630
PSO	7,054	6,363	5,406
SWEPCo	6,140	5,672	5,688

Proceeds on Sale of Receivables to AEP Credit
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,353,920	$1,248,253	$1,418,487
I&M	1,344,260	1,323,068	1,283,955
OPCo	2,952,723	3,461,758	3,495,609
PSO	1,157,174	1,299,190	1,196,586
SWEPCo	1,481,925	1,495,397	1,402,525

Public Service Co of Oklahoma [Member]
Preferred Stock
	Par Value of	Loss on
Company	Stock Redeemed	Redemption
	(in thousands)
APCo	$17,736	$1,013
I&M	8,072	314
OPCo	16,613	488
PSO	4,882	254
SWEPCo	4,694	369

		Number of Shares Redeemed
		Years Ended December 31,
Company	Series	2011	2010
APCo	4.50%	177,465	53
I&M	4.12%	11,055	-
I&M	4.125%	55,257	44
I&M	4.56%	14,412	-
OPCo	4.08%	14,495	100
OPCo	4.20%	22,824	-
OPCo	4.40%	31,482	-
OPCo	4.50%	97,357	6
PSO	4.00%	44,508	-
PSO	4.24%	4,310	3,759
SWEPCo	4.28%	7,386	-
SWEPCo	4.65%	1,907	-
SWEPCo	5.00%	37,665	8

Long-term Debt
		Weighted
		Average
		Interest
		Rate as of			Outstanding as of
		December 31,	Interest Rate Ranges as of December 31,		December 31,
Company	Maturity	2012	2012	2011	2012	2011
Senior Unsecured Notes					(in thousands)
APCo	2012-2038	5.43%	0.685%-7.95%	3.40%-7.95%	$3,167,559	$3,141,843
I&M	2012-2037	6.24%	5.05%-7.00%	5.05%-7.00%	1,171,080	1,270,599
OPCo	2012-2035	5.84%	4.85%-6.60%	0.955%-6.60%	3,142,615	3,291,823
PSO	2016-2037	5.52%	4.40%-6.625%	4.40%-6.625%	896,364	896,023
SWEPCo	2015-2040	5.56%	3.55%-6.45%	4.90%-6.45%	1,822,653	1,548,437

Pollution Control Bonds (a)
APCo	2012-2038 (b)	2.01%	0.12%-5.375%	0.07%-6.05%	532,500	582,000
I&M	2012-2025 (b)	4.03%	0.11%-6.25%	0.06%-6.25%	266,531	266,494
OPCo	2012-2038 (b)	3.72%	0.13%-5.80%	0.07%-5.80%	517,825	562,325
PSO	2014-2020	5.03%	4.45%-5.25%	4.45%-5.25%	46,360	46,360
SWEPCo	2015-2018	4.28%	3.25%-4.95%	3.25%-4.95%	135,200	135,200

Notes Payable - Affiliated
OPCo	2015	5.25%	5.25%	5.25%	200,000	200,000

Notes Payable - Nonaffiliated
I&M	2013-2016	2.42%	1.913%-5.44%	2.029%-5.44%	224,376	234,590
SWEPCo	2012-2032	5.09%	4.58%-6.37%	6.37%-7.03%	88,375	45,000

Spent Nuclear Fuel Obligation (c)
I&M					265,249	265,065

Other Long-term Debt
APCo	2026	13.718%	13.718%	13.718%	2,383	2,408
I&M (d)	2015-2025	2.39%	1.72%-6.00%	6.00%	130,430	20,927
PSO	2027	3.00%	3.00%	3.00%	7,147	4,981

(a)       For certain series of pollution control bonds, interest rates are subject to periodic adjustment. Certain series may be purchased on demand at periodic interest adjustment dates. Letters of credit from banks, standby bond purchase agreements and insurance policies support certain series.

(b)       Certain pollution control bonds are subject to redemption earlier than the maturity date. Consequently, these bonds have been classified for maturity purposes as Long-term Debt Due Within One Year – Nonaffiliated on the balance sheets.

(c)       Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see “SNF Disposal” section of Note 4).

(d)       In 2012, I&M issued a $110 million three-year credit facility to be used for general corporate purposes.

Long-term Debt 5-Year Maturity
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$574,679	$203,953	$856,000	$764	$3,250
2014	100,033	353,946	403,580	34,115	3,250
2015	500,038	253,730	286,000	427	306,750
2016	65,393	4,158	350,000	150,440	3,250
2017	250,049	1,479	-	454	253,250
After 2017	2,219,692	1,244,789	1,972,245	767,307	1,478,825
Principal Amount	3,709,884	2,062,055	3,867,825	953,507	2,048,575
Unamortized Discount, Net	(7,442)	(4,389)	(7,385)	(3,636)	(2,347)
Total Long-term Debt
Outstanding	$3,702,442	$2,057,666	$3,860,440	$949,871	$2,046,228

Utility Money Pool Participants' Money Pool Activity and Authorized Borrowing Limits
					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2012	Limit
	(in thousands)
APCo	$350,153	$23,504	$161,363	$22,821	$(150,941)	$600,000
I&M	-	362,733	-	202,439	116,977	500,000
OPCo	126,975	290,356	47,820	105,154	116,422	600,000
PSO	-	177,778	-	92,697	10,558	300,000
SWEPCo	227,087	173,778	147,338	78,994	153,829	350,000

					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2011	Limit
	(in thousands)
APCo	$217,876	$393,811	$117,378	$96,186	$(176,240)	$600,000
I&M	57,352	219,386	23,793	56,999	95,714	500,000
OPCo	46,761	452,187	31,365	225,728	219,458	600,000
PSO	96,034	255,611	41,971	88,805	39,876	300,000
SWEPCo	136,752	105,184	47,232	38,798	(132,473)	350,000

Maximum and Minimum Interest Rates for Funds Either Borrowed from or Loaned to Utility Money Pool
	Years Ended December 31,
	2012	2011	2010
Maximum Interest Rate	0.56%	0.56%	0.55%
Minimum Interest Rate	0.39%	0.06%	0.09%

Average Interest Rates for Funds Borrowed from and Loaned to Utility Money Pool
	Average Interest Rate			Average Interest Rate
	for Funds Borrowed			for Funds Loaned
	from Utility Money Pool for			to Utility Money Pool for
	Years Ended December 31,			Years Ended December 31,
Company	2012	2011	2010	2012	2011	2010
APCo	0.47%	0.42%	0.26%	0.47%	0.32%	-%
I&M	-%	0.39%	0.43%	0.46%	0.38%	0.24%
OPCo	0.47%	0.45%	-%	0.47%	0.35%	0.22%
PSO	-%	0.41%	0.31%	0.46%	0.32%	0.17%
SWEPCo	0.53%	0.40%	0.19%	0.45%	0.33%	0.27%

Interest Expense Incurred by Registrant Subsidiaries' for amounts borrowed from the Utility Money Pool
	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$772	$198	$611
I&M	-	20	17
OPCo	555	12	16
PSO	11	85	102
SWEPCo	977	174	11

Interest Income Earned by Registrant Subsidiaries' for Amounts Advanced to the Utility Money Pool
	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$123	$313	$9
I&M	963	226	219
OPCo	1,038	820	708
PSO	435	250	19
SWEPCo	320	32	438

Accounts Receivable and Accrued Unbilled Revenues
	December 31,
Company	2012	2011
	(in thousands)
APCo	$153,719	$121,605
I&M	123,447	121,597
OPCo	300,675	346,695
PSO	85,530	123,172
SWEPCo	132,449	140,440

Fees Paid to AEP Credit for Customer Accounts Receivable Sold
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,883	$9,612	$9,194
I&M	6,121	6,168	6,770
OPCo	20,312	18,851	20,630
PSO	7,054	6,363	5,406
SWEPCo	6,140	5,672	5,688

Proceeds on Sale of Receivables to AEP Credit
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,353,920	$1,248,253	$1,418,487
I&M	1,344,260	1,323,068	1,283,955
OPCo	2,952,723	3,461,758	3,495,609
PSO	1,157,174	1,299,190	1,196,586
SWEPCo	1,481,925	1,495,397	1,402,525

Southwestern Electric Power Co [Member]
Preferred Stock
	Par Value of	Loss on
Company	Stock Redeemed	Redemption
	(in thousands)
APCo	$17,736	$1,013
I&M	8,072	314
OPCo	16,613	488
PSO	4,882	254
SWEPCo	4,694	369

		Number of Shares Redeemed
		Years Ended December 31,
Company	Series	2011	2010
APCo	4.50%	177,465	53
I&M	4.12%	11,055	-
I&M	4.125%	55,257	44
I&M	4.56%	14,412	-
OPCo	4.08%	14,495	100
OPCo	4.20%	22,824	-
OPCo	4.40%	31,482	-
OPCo	4.50%	97,357	6
PSO	4.00%	44,508	-
PSO	4.24%	4,310	3,759
SWEPCo	4.28%	7,386	-
SWEPCo	4.65%	1,907	-
SWEPCo	5.00%	37,665	8

Long-term Debt
		Weighted
		Average
		Interest
		Rate as of			Outstanding as of
		December 31,	Interest Rate Ranges as of December 31,		December 31,
Company	Maturity	2012	2012	2011	2012	2011
Senior Unsecured Notes					(in thousands)
APCo	2012-2038	5.43%	0.685%-7.95%	3.40%-7.95%	$3,167,559	$3,141,843
I&M	2012-2037	6.24%	5.05%-7.00%	5.05%-7.00%	1,171,080	1,270,599
OPCo	2012-2035	5.84%	4.85%-6.60%	0.955%-6.60%	3,142,615	3,291,823
PSO	2016-2037	5.52%	4.40%-6.625%	4.40%-6.625%	896,364	896,023
SWEPCo	2015-2040	5.56%	3.55%-6.45%	4.90%-6.45%	1,822,653	1,548,437

Pollution Control Bonds (a)
APCo	2012-2038 (b)	2.01%	0.12%-5.375%	0.07%-6.05%	532,500	582,000
I&M	2012-2025 (b)	4.03%	0.11%-6.25%	0.06%-6.25%	266,531	266,494
OPCo	2012-2038 (b)	3.72%	0.13%-5.80%	0.07%-5.80%	517,825	562,325
PSO	2014-2020	5.03%	4.45%-5.25%	4.45%-5.25%	46,360	46,360
SWEPCo	2015-2018	4.28%	3.25%-4.95%	3.25%-4.95%	135,200	135,200

Notes Payable - Affiliated
OPCo	2015	5.25%	5.25%	5.25%	200,000	200,000

Notes Payable - Nonaffiliated
I&M	2013-2016	2.42%	1.913%-5.44%	2.029%-5.44%	224,376	234,590
SWEPCo	2012-2032	5.09%	4.58%-6.37%	6.37%-7.03%	88,375	45,000

Spent Nuclear Fuel Obligation (c)
I&M					265,249	265,065

Other Long-term Debt
APCo	2026	13.718%	13.718%	13.718%	2,383	2,408
I&M (d)	2015-2025	2.39%	1.72%-6.00%	6.00%	130,430	20,927
PSO	2027	3.00%	3.00%	3.00%	7,147	4,981

(a)       For certain series of pollution control bonds, interest rates are subject to periodic adjustment. Certain series may be purchased on demand at periodic interest adjustment dates. Letters of credit from banks, standby bond purchase agreements and insurance policies support certain series.

(b)       Certain pollution control bonds are subject to redemption earlier than the maturity date. Consequently, these bonds have been classified for maturity purposes as Long-term Debt Due Within One Year – Nonaffiliated on the balance sheets.

(c)       Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see “SNF Disposal” section of Note 4).

(d)       In 2012, I&M issued a $110 million three-year credit facility to be used for general corporate purposes.

Long-term Debt 5-Year Maturity
	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
2013	$574,679	$203,953	$856,000	$764	$3,250
2014	100,033	353,946	403,580	34,115	3,250
2015	500,038	253,730	286,000	427	306,750
2016	65,393	4,158	350,000	150,440	3,250
2017	250,049	1,479	-	454	253,250
After 2017	2,219,692	1,244,789	1,972,245	767,307	1,478,825
Principal Amount	3,709,884	2,062,055	3,867,825	953,507	2,048,575
Unamortized Discount, Net	(7,442)	(4,389)	(7,385)	(3,636)	(2,347)
Total Long-term Debt
Outstanding	$3,702,442	$2,057,666	$3,860,440	$949,871	$2,046,228

Utility Money Pool Participants' Money Pool Activity and Authorized Borrowing Limits
					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2012	Limit
	(in thousands)
APCo	$350,153	$23,504	$161,363	$22,821	$(150,941)	$600,000
I&M	-	362,733	-	202,439	116,977	500,000
OPCo	126,975	290,356	47,820	105,154	116,422	600,000
PSO	-	177,778	-	92,697	10,558	300,000
SWEPCo	227,087	173,778	147,338	78,994	153,829	350,000

					Net
					Loans
	Maximum	Maximum	Average	Average	(Borrowings)	Authorized
	Borrowings	Loans	Borrowings	Loans	to/from Utility	Short-term
	from Utility	to Utility	from Utility	to Utility	Money Pool as of	Borrowing
Company	Money Pool	Money Pool	Money Pool	Money Pool	December 31, 2011	Limit
	(in thousands)
APCo	$217,876	$393,811	$117,378	$96,186	$(176,240)	$600,000
I&M	57,352	219,386	23,793	56,999	95,714	500,000
OPCo	46,761	452,187	31,365	225,728	219,458	600,000
PSO	96,034	255,611	41,971	88,805	39,876	300,000
SWEPCo	136,752	105,184	47,232	38,798	(132,473)	350,000

Maximum and Minimum Interest Rates for Funds Either Borrowed from or Loaned to Utility Money Pool
	Years Ended December 31,
	2012	2011	2010
Maximum Interest Rate	0.56%	0.56%	0.55%
Minimum Interest Rate	0.39%	0.06%	0.09%

Average Interest Rates for Funds Borrowed from and Loaned to Utility Money Pool
	Average Interest Rate			Average Interest Rate
	for Funds Borrowed			for Funds Loaned
	from Utility Money Pool for			to Utility Money Pool for
	Years Ended December 31,			Years Ended December 31,
Company	2012	2011	2010	2012	2011	2010
APCo	0.47%	0.42%	0.26%	0.47%	0.32%	-%
I&M	-%	0.39%	0.43%	0.46%	0.38%	0.24%
OPCo	0.47%	0.45%	-%	0.47%	0.35%	0.22%
PSO	-%	0.41%	0.31%	0.46%	0.32%	0.17%
SWEPCo	0.53%	0.40%	0.19%	0.45%	0.33%	0.27%

Interest Expense Incurred by Registrant Subsidiaries' for amounts borrowed from the Utility Money Pool
	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$772	$198	$611
I&M	-	20	17
OPCo	555	12	16
PSO	11	85	102
SWEPCo	977	174	11

Interest Income Earned by Registrant Subsidiaries' for Amounts Advanced to the Utility Money Pool
	Years Ended December 31,
Company	2012	2011	2010
		(in thousands)
APCo	$123	$313	$9
I&M	963	226	219
OPCo	1,038	820	708
PSO	435	250	19
SWEPCo	320	32	438

Lines of Credit and Short-term Debt
Short-term Debt

The Registrant Subsidiaries’ outstanding short-term debt was as follows:

		December 31,
		2012		2011
		Outstanding	Interest	Outstanding	Interest
Company	Type of Debt	Amount	Rate (a)	Amount	Rate (a)
		(in thousands)		(in thousands)
SWEPCo	Line of Credit – Sabine	$2,603	1.82%	$17,016	1.79%

(a)		Weighted average rate.

Accounts Receivable and Accrued Unbilled Revenues
	December 31,
Company	2012	2011
	(in thousands)
APCo	$153,719	$121,605
I&M	123,447	121,597
OPCo	300,675	346,695
PSO	85,530	123,172
SWEPCo	132,449	140,440

Fees Paid to AEP Credit for Customer Accounts Receivable Sold
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,883	$9,612	$9,194
I&M	6,121	6,168	6,770
OPCo	20,312	18,851	20,630
PSO	7,054	6,363	5,406
SWEPCo	6,140	5,672	5,688

Proceeds on Sale of Receivables to AEP Credit
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,353,920	$1,248,253	$1,418,487
I&M	1,344,260	1,323,068	1,283,955
OPCo	2,952,723	3,461,758	3,495,609
PSO	1,157,174	1,299,190	1,196,586
SWEPCo	1,481,925	1,495,397	1,402,525

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Stock Based Compensation (Tables) [Abstract]
Total Fair Value of Stock Options Vested and Total Intrinsic Value of Options Exercised [Table Text Block]
	Years Ended December 31,
Stock Options	2012	2011	2010
	(in thousands)
Intrinsic Value of Options Exercised (a)	$1,699	$1,202	$2,058

(a)	Intrinsic value is calculated as market price at exercise dates less the option exercise price.

Summary of Stock Option Transactions [Table Text Block]
	2012		2011		2010
		Weighted		Weighted		Weighted
		Average		Average		Average
		Exercise		Exercise		Exercise
	Options	Price	Options	Price	Options	Price
	(in thousands)		(in thousands)		(in thousands)
Outstanding as of January 1,	321	$29.35	551	$32.88	1,089	$32.78
Granted	-	NA	-	NA	-	NA
Exercised/Converted	(128)	28.21	(104)	27.39	(448)	31.53
Forfeited/Expired	(5)	27.26	(126)	46.40	(90)	38.44
Outstanding as of December 31,	188	30.17	321	29.35	551	32.88

Options Exercisable as of December 31,	188	$30.17	321	$29.35	551	$32.88

NA Not applicable.

Stock Options Outstanding and Exercisable [Table Text Block]
	Number	Weighted
	of Options	Average	Weighted
2012 Range of	Outstanding	Remaining	Average	Aggregate
Exercise Prices	and Exercisable	Life	Exercise Price	Intrinsic Value
	(in thousands)	(in years)		(in thousands)
$27.95 - $30.76	188	0.99	$30.17	$2,358

Performance Units and Reinvested Dividends on Outstanding Performance Units [Table Text Block]
	Years Ended December 31,
Performance Units	2012	2011	2010
Awarded Units (in thousands)	546	7	736
Weighted Average Unit Fair Value at Grant Date	$41.38	$38.39	$35.43
Vesting Period (in years)	3	3	3

Performance Units and AEP Career Shares	Years Ended December 31,
(Reinvested Dividends Portion)	2012	2011	2010
Awarded Units (in thousands)	138	198	211
Weighted Average Grant Date Fair Value	$40.97	$37.31	$34.70
Vesting Period (in years)	(a)	(a)	(a)

 (a)       The vesting period for the reinvested dividends on performance units is equal to the remaining life of the related performance units. Dividends on AEP Career Shares vest immediately upon grant but are not paid in cash until after the participant's termination of employment.

Summary of Performance Scores and Performance Units Earned [Table Text Block]
	Years Ended December 31,
Performance Units	2012	2011	2010
Certified Performance Score	99.7%	89.8%	55.8%
Performance Units Earned	1,096,572	1,216,926	489,013
Performance Units Mandatorily Deferred as AEP Career Shares	51,056	52,639	33,501
Performance Units Voluntarily Deferred into the Incentive
Compensation Deferral Program	26,337	42,502	6,583
Performance Units to be Paid in Cash	1,019,179	1,121,785	448,929

Summary of Cash Payouts for Performance Units and Career Shares [Table Text Block]
	Years Ended December 31,
Performance Units and AEP Career Shares	2012	2011	2010
	(in thousands)
Cash Payouts for Performance Units	$44,968	$15,985	$18,683
Cash Payouts for AEP Career Share Distributions	11,027	2,777	3,594

Summary of Units Awarded and Fair Value of Restricted Stock Units [Table Text Block]
	Years Ended December 31,
Restricted Stock Units	2012	2011	2010
Awarded Units (in thousands)	497	121	873
Weighted Average Grant Date Fair Value	$40.69	$37.07	$35.24

Total Fair Value and Total Intrinsic Value of Restricted Shares and Restricted Stock Units Vested [Table Text Block]
	Years Ended December 31,
Restricted Shares and Restricted Stock Units	2012	2011	2010
	(in thousands)
Fair Value of Restricted Shares and Restricted Stock Units Vested	$10,608	$7,164	$6,044
Intrinsic Value of Restricted Shares and Restricted Stock Units Vested (a)	12,157	8,017	5,993

(a)	Intrinsic value is calculated as market price at exercise date.

Status of Nonvested Restricted Shares and Restricted Stock Units [Table Text Block]
		Weighted
		Average
		Grant Date
Nonvested Restricted Stock Units	Shares/Units	Fair Value
	(in thousands)
Nonvested as of January 1, 2012	903	$35.46
Granted	497	40.69
Vested	(306)	34.64
Forfeited	(94)	35.95
Nonvested as of December 31, 2012	1,000	38.22

Stock Unit Accumulation Plan for Non-employee Directors [Table Text Block]
	Years Ended December 31,
Stock Unit Accumulation Plan for Non-Employee Directors	2012	2011	2010
Awarded Units (in thousands)	52	52	54
Weighted Average Grant Date Fair Value	$41.20	$37.72	$34.67

Compensation Cost and Actual Tax Benefit Realized for Tax Deductions from Compensation Cost for Share-based Payment Arrangements [Table Text Block]
	Years Ended December 31,
Share-based Compensation Plans	2012	2011	2010
	(in thousands)
Compensation Cost for Share-based Payment Arrangements (a)	$51,767	$61,807	$28,116
Actual Tax Benefit Realized	18,119	21,632	9,841
Total Compensation Cost Capitalized	10,707	11,608	4,689

(a)        Compensation cost for share-based payment arrangements is included in Other Operation and Maintenance expenses on the statements of income.

Cash Received from Stock Options Exercised and Actual Tax Benefit Realized for the Tax Deductions from Stock Options Exercised [Table Text Block]
	Years Ended December 31,
Share-based Compensation Plans	2012	2011	2010
	(in thousands)
Cash Received from Stock Options Exercised	$3,598	$2,855	$14,134
Actual Tax Benefit Realized for the Tax Deductions from Stock Options
Exercised	618	411	706

Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2012
Appalachian Power Co [Member]
Affiliated Revenues
Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Sales under Interconnection Agreement	$166,733	$265,923	$643,486	$-	$-
Direct Sales to East Affiliates	124,519	-	136,142	34	142
Direct Sales to West Affiliates	314	218	454	18,861	23,695
Direct Sales to AEPEP	-	-	-	-	(583)
Transmission Agreement and Transmission
Coordination Agreement Sales	(1,289)	758	26,295	8	12,338
Natural Gas Contracts with AEPES	-	-	-	-	-
Other Revenues	27,922	1,509	40,917	3,700	1,849
Total Affiliated Revenues	$318,199	$268,408	$847,294	$22,603	$37,441

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Sales under Interconnection Agreement	$186,788	$308,336	$823,703	$-	$-
Direct Sales to East Affiliates	126,737	-	115,120	124	3,535
Direct Sales to West Affiliates	1,492	908	1,936	10,624	43,714
Direct Sales to AEPEP	-	-	-	-	(637)
Transmission Agreement and Transmission
Coordination Agreement Sales	2,348	9,379	3,375	111	8,962
Natural Gas Contracts with AEPES	154	92	196	3	4
Other Revenues	42,283	1,469	33,669	3,330	2,037
Total Affiliated Revenues	$359,802	$320,184	$977,999	$14,192	$57,615

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Sales under Interconnection Agreement	$158,873	$327,992	$839,441	$-	$-
Direct Sales to East Affiliates	123,832	-	115,406	1,210	1,248
Direct Sales to West Affiliates	3,471	1,931	4,125	19,629	39,851
Direct Sales to AEPEP	-	-	-	-	(286)
Direct Sales to Transmission Companies	44	1,848	236	30	1
Natural Gas Contracts with AEPES	(2,171)	(1,087)	(2,330)	2	3
Other Revenues	32,158	267	34,407	2,657	11,053
Total Affiliated Revenues	$316,207	$330,951	$991,285	$23,528	$51,870

Affiliated Purchases
Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Purchases under Interconnection Agreement	$661,185	$147,502	$174,240	$-	$-
Direct Purchases from East Affiliates	-	-	-	683	368
Direct Purchases from West Affiliates	53	36	75	23,695	18,861
Purchases from AEGCo	-	238,866	203,583	-	-
Gas Purchases from AEPES	-	-	2,808	-	-
Total Affiliated Purchases	$661,238	$386,404	$380,706	$24,378	$19,229

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Purchases under Interconnection Agreement	$818,943	$124,598	$326,871	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,378	1,184
Direct Purchases from West Affiliates	239	147	312	43,714	10,624
Purchases from AEGCo	-	228,739	185,741	-	-
Gas Purchases from AEPES	-	-	2,689	-	-
Total Affiliated Purchases	$819,182	$353,484	$515,613	$50,092	$11,808

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Purchases under Interconnection Agreement	$916,791	$91,129	$268,964	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,162	4,078
Direct Purchases from West Affiliates	825	466	996	39,851	19,629
Direct Purchases from AEGCo	-	235,740	113,801	-	-
Gas Purchases from AEPES	-	-	2,857	-	-
Total Affiliated Purchases	$917,616	$327,335	$386,618	$46,013	$23,707

Transmission Agreement
	Years Ended December 31,
Company	2012	2011
	(in thousands)
APCo	$20,264	$4,608
I&M	5,689	1,538
OPCo	6,090	17,186

Original Transmission Agreement
Year Ended
Company	December 31, 2010
(in thousands)
APCo	$(16,079)
I&M	(25,188)
OPCo	49,281

Coal Transloading
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$942	$31	$-
I&M	32,639	21,852	17,208

Railcar Maintenance
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$88	$9	$7
I&M	3,343	3,012	1,870
PSO	281	542	522
SWEPCo	2,102	2,348	1,044

Barging, Urea Transloading and Other Services
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$19,961	$15,460	$12,548
APCo	34,725	27,455	28,241
KPCo	74	122	133
OPCo	39,956	36,980	44,160
AEP River Operations LLC – (Nonutility
Subsidiary of AEP)	20,917	25,356	20,729

Central Machine Shop
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$80	$102	$180
I&M	1,280	2,157	2,112
KPCo	277	298	368
OPCo	3,838	3,684	3,665
PSO	1,198	53	412
SWEPCo	145	946	560

Affiliate Coal Purchases
Year Ended
Company	December 31, 2010
(in thousands)
APCo	$2,830
I&M	1,383
KPCo	837
PSO	796
SWEPCo	1,526

Affiliate Railcar Agreement
December 31, 2012
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$2	$1,960	$-	$2
I&M	148	-	889	48	843
KPCo	98	-	41	-	-
OPCo	854	170	-	5	99
PSO	204	322	74	-	176
SWEPCo	543	1,468	321	21	-

December 31, 2011
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$-	$1,373	$-	$-
I&M	91	-	1,190	80	787
KPCo	289	-	355	-	-
OPCo	840	170	-	8	66
PSO	289	842	234	-	382
SWEPCo	12	2,662	605	91	-

Ownership and Investment in OVEC
	December 31, 2012
Company	Ownership	Investment

		(in thousands)
AEP	39.17%	$3,978
OPCo	4.30%	430
Total	43.47%	$4,408

Purchased Power from OVEC
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$98,417	$114,311	$105,307
I&M	49,239	57,192	52,687
OPCo	125,013	145,207	133,776

Purchases from OVEC under Interconnection Agreement
Year Ended
Company	December 31, 2011
(in thousands)
APCo	$21,110
I&M	12,942
OPCo	27,566

	Year Ended December 31, 2010
	Reported in	Reported in
Company	Revenues	Expenses

	(in thousands)
APCo	$6,631	$3,635
I&M	3,721	1,980
OPCo	7,937	4,231

Related Party Sales of Property
Sales
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,643	$3,978	$2,004
I&M	3,296	441	1,842
OPCo	4,163	12,113	8,919
PSO	1,782	442	2,156
SWEPCo	1,731	650	5,233

Related Party Purchases of Property
Purchases
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$2,522	$2,312	$4,732
I&M	285	3,678	4,117
OPCo	10,608	3,045	1,652
PSO	1,867	475	5,146
SWEPCo	7,266	2,993	2,612

Indiana Michigan Power Co [Member]
Affiliated Revenues
Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Sales under Interconnection Agreement	$166,733	$265,923	$643,486	$-	$-
Direct Sales to East Affiliates	124,519	-	136,142	34	142
Direct Sales to West Affiliates	314	218	454	18,861	23,695
Direct Sales to AEPEP	-	-	-	-	(583)
Transmission Agreement and Transmission
Coordination Agreement Sales	(1,289)	758	26,295	8	12,338
Natural Gas Contracts with AEPES	-	-	-	-	-
Other Revenues	27,922	1,509	40,917	3,700	1,849
Total Affiliated Revenues	$318,199	$268,408	$847,294	$22,603	$37,441

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Sales under Interconnection Agreement	$186,788	$308,336	$823,703	$-	$-
Direct Sales to East Affiliates	126,737	-	115,120	124	3,535
Direct Sales to West Affiliates	1,492	908	1,936	10,624	43,714
Direct Sales to AEPEP	-	-	-	-	(637)
Transmission Agreement and Transmission
Coordination Agreement Sales	2,348	9,379	3,375	111	8,962
Natural Gas Contracts with AEPES	154	92	196	3	4
Other Revenues	42,283	1,469	33,669	3,330	2,037
Total Affiliated Revenues	$359,802	$320,184	$977,999	$14,192	$57,615

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Sales under Interconnection Agreement	$158,873	$327,992	$839,441	$-	$-
Direct Sales to East Affiliates	123,832	-	115,406	1,210	1,248
Direct Sales to West Affiliates	3,471	1,931	4,125	19,629	39,851
Direct Sales to AEPEP	-	-	-	-	(286)
Direct Sales to Transmission Companies	44	1,848	236	30	1
Natural Gas Contracts with AEPES	(2,171)	(1,087)	(2,330)	2	3
Other Revenues	32,158	267	34,407	2,657	11,053
Total Affiliated Revenues	$316,207	$330,951	$991,285	$23,528	$51,870

Affiliated Purchases
Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Purchases under Interconnection Agreement	$661,185	$147,502	$174,240	$-	$-
Direct Purchases from East Affiliates	-	-	-	683	368
Direct Purchases from West Affiliates	53	36	75	23,695	18,861
Purchases from AEGCo	-	238,866	203,583	-	-
Gas Purchases from AEPES	-	-	2,808	-	-
Total Affiliated Purchases	$661,238	$386,404	$380,706	$24,378	$19,229

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Purchases under Interconnection Agreement	$818,943	$124,598	$326,871	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,378	1,184
Direct Purchases from West Affiliates	239	147	312	43,714	10,624
Purchases from AEGCo	-	228,739	185,741	-	-
Gas Purchases from AEPES	-	-	2,689	-	-
Total Affiliated Purchases	$819,182	$353,484	$515,613	$50,092	$11,808

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Purchases under Interconnection Agreement	$916,791	$91,129	$268,964	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,162	4,078
Direct Purchases from West Affiliates	825	466	996	39,851	19,629
Direct Purchases from AEGCo	-	235,740	113,801	-	-
Gas Purchases from AEPES	-	-	2,857	-	-
Total Affiliated Purchases	$917,616	$327,335	$386,618	$46,013	$23,707

Transmission Agreement
	Years Ended December 31,
Company	2012	2011
	(in thousands)
APCo	$20,264	$4,608
I&M	5,689	1,538
OPCo	6,090	17,186

Original Transmission Agreement
Year Ended
Company	December 31, 2010
(in thousands)
APCo	$(16,079)
I&M	(25,188)
OPCo	49,281

Coal Transloading
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$942	$31	$-
I&M	32,639	21,852	17,208

Railcar Maintenance
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$88	$9	$7
I&M	3,343	3,012	1,870
PSO	281	542	522
SWEPCo	2,102	2,348	1,044

Barging, Urea Transloading and Other Services
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$19,961	$15,460	$12,548
APCo	34,725	27,455	28,241
KPCo	74	122	133
OPCo	39,956	36,980	44,160
AEP River Operations LLC – (Nonutility
Subsidiary of AEP)	20,917	25,356	20,729

Central Machine Shop
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$80	$102	$180
I&M	1,280	2,157	2,112
KPCo	277	298	368
OPCo	3,838	3,684	3,665
PSO	1,198	53	412
SWEPCo	145	946	560

Affiliate Coal Purchases
Year Ended
Company	December 31, 2010
(in thousands)
APCo	$2,830
I&M	1,383
KPCo	837
PSO	796
SWEPCo	1,526

Affiliate Railcar Agreement
December 31, 2012
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$2	$1,960	$-	$2
I&M	148	-	889	48	843
KPCo	98	-	41	-	-
OPCo	854	170	-	5	99
PSO	204	322	74	-	176
SWEPCo	543	1,468	321	21	-

December 31, 2011
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$-	$1,373	$-	$-
I&M	91	-	1,190	80	787
KPCo	289	-	355	-	-
OPCo	840	170	-	8	66
PSO	289	842	234	-	382
SWEPCo	12	2,662	605	91	-

Ownership and Investment in OVEC
	December 31, 2012
Company	Ownership	Investment

		(in thousands)
AEP	39.17%	$3,978
OPCo	4.30%	430
Total	43.47%	$4,408

Purchased Power from OVEC
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$98,417	$114,311	$105,307
I&M	49,239	57,192	52,687
OPCo	125,013	145,207	133,776

Purchases from OVEC under Interconnection Agreement
Year Ended
Company	December 31, 2011
(in thousands)
APCo	$21,110
I&M	12,942
OPCo	27,566

	Year Ended December 31, 2010
	Reported in	Reported in
Company	Revenues	Expenses

	(in thousands)
APCo	$6,631	$3,635
I&M	3,721	1,980
OPCo	7,937	4,231

Related Party Sales of Property
Sales
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,643	$3,978	$2,004
I&M	3,296	441	1,842
OPCo	4,163	12,113	8,919
PSO	1,782	442	2,156
SWEPCo	1,731	650	5,233

Related Party Purchases of Property
Purchases
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$2,522	$2,312	$4,732
I&M	285	3,678	4,117
OPCo	10,608	3,045	1,652
PSO	1,867	475	5,146
SWEPCo	7,266	2,993	2,612

Ohio Power Co [Member]
Affiliated Revenues
Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Sales under Interconnection Agreement	$166,733	$265,923	$643,486	$-	$-
Direct Sales to East Affiliates	124,519	-	136,142	34	142
Direct Sales to West Affiliates	314	218	454	18,861	23,695
Direct Sales to AEPEP	-	-	-	-	(583)
Transmission Agreement and Transmission
Coordination Agreement Sales	(1,289)	758	26,295	8	12,338
Natural Gas Contracts with AEPES	-	-	-	-	-
Other Revenues	27,922	1,509	40,917	3,700	1,849
Total Affiliated Revenues	$318,199	$268,408	$847,294	$22,603	$37,441

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Sales under Interconnection Agreement	$186,788	$308,336	$823,703	$-	$-
Direct Sales to East Affiliates	126,737	-	115,120	124	3,535
Direct Sales to West Affiliates	1,492	908	1,936	10,624	43,714
Direct Sales to AEPEP	-	-	-	-	(637)
Transmission Agreement and Transmission
Coordination Agreement Sales	2,348	9,379	3,375	111	8,962
Natural Gas Contracts with AEPES	154	92	196	3	4
Other Revenues	42,283	1,469	33,669	3,330	2,037
Total Affiliated Revenues	$359,802	$320,184	$977,999	$14,192	$57,615

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Sales under Interconnection Agreement	$158,873	$327,992	$839,441	$-	$-
Direct Sales to East Affiliates	123,832	-	115,406	1,210	1,248
Direct Sales to West Affiliates	3,471	1,931	4,125	19,629	39,851
Direct Sales to AEPEP	-	-	-	-	(286)
Direct Sales to Transmission Companies	44	1,848	236	30	1
Natural Gas Contracts with AEPES	(2,171)	(1,087)	(2,330)	2	3
Other Revenues	32,158	267	34,407	2,657	11,053
Total Affiliated Revenues	$316,207	$330,951	$991,285	$23,528	$51,870

Affiliated Purchases
Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Purchases under Interconnection Agreement	$661,185	$147,502	$174,240	$-	$-
Direct Purchases from East Affiliates	-	-	-	683	368
Direct Purchases from West Affiliates	53	36	75	23,695	18,861
Purchases from AEGCo	-	238,866	203,583	-	-
Gas Purchases from AEPES	-	-	2,808	-	-
Total Affiliated Purchases	$661,238	$386,404	$380,706	$24,378	$19,229

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Purchases under Interconnection Agreement	$818,943	$124,598	$326,871	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,378	1,184
Direct Purchases from West Affiliates	239	147	312	43,714	10,624
Purchases from AEGCo	-	228,739	185,741	-	-
Gas Purchases from AEPES	-	-	2,689	-	-
Total Affiliated Purchases	$819,182	$353,484	$515,613	$50,092	$11,808

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Purchases under Interconnection Agreement	$916,791	$91,129	$268,964	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,162	4,078
Direct Purchases from West Affiliates	825	466	996	39,851	19,629
Direct Purchases from AEGCo	-	235,740	113,801	-	-
Gas Purchases from AEPES	-	-	2,857	-	-
Total Affiliated Purchases	$917,616	$327,335	$386,618	$46,013	$23,707

Transmission Agreement
	Years Ended December 31,
Company	2012	2011
	(in thousands)
APCo	$20,264	$4,608
I&M	5,689	1,538
OPCo	6,090	17,186

Original Transmission Agreement
Year Ended
Company	December 31, 2010
(in thousands)
APCo	$(16,079)
I&M	(25,188)
OPCo	49,281

Coal Transloading
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$942	$31	$-
I&M	32,639	21,852	17,208

Railcar Maintenance
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$88	$9	$7
I&M	3,343	3,012	1,870
PSO	281	542	522
SWEPCo	2,102	2,348	1,044

Barging, Urea Transloading and Other Services
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$19,961	$15,460	$12,548
APCo	34,725	27,455	28,241
KPCo	74	122	133
OPCo	39,956	36,980	44,160
AEP River Operations LLC – (Nonutility
Subsidiary of AEP)	20,917	25,356	20,729

Central Machine Shop
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$80	$102	$180
I&M	1,280	2,157	2,112
KPCo	277	298	368
OPCo	3,838	3,684	3,665
PSO	1,198	53	412
SWEPCo	145	946	560

Affiliate Coal Purchases
Year Ended
Company	December 31, 2010
(in thousands)
APCo	$2,830
I&M	1,383
KPCo	837
PSO	796
SWEPCo	1,526

Affiliate Railcar Agreement
December 31, 2012
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$2	$1,960	$-	$2
I&M	148	-	889	48	843
KPCo	98	-	41	-	-
OPCo	854	170	-	5	99
PSO	204	322	74	-	176
SWEPCo	543	1,468	321	21	-

December 31, 2011
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$-	$1,373	$-	$-
I&M	91	-	1,190	80	787
KPCo	289	-	355	-	-
OPCo	840	170	-	8	66
PSO	289	842	234	-	382
SWEPCo	12	2,662	605	91	-

Ownership and Investment in OVEC
	December 31, 2012
Company	Ownership	Investment

		(in thousands)
AEP	39.17%	$3,978
OPCo	4.30%	430
Total	43.47%	$4,408

Purchased Power from OVEC
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$98,417	$114,311	$105,307
I&M	49,239	57,192	52,687
OPCo	125,013	145,207	133,776

Purchases from OVEC under Interconnection Agreement
Year Ended
Company	December 31, 2011
(in thousands)
APCo	$21,110
I&M	12,942
OPCo	27,566

	Year Ended December 31, 2010
	Reported in	Reported in
Company	Revenues	Expenses

	(in thousands)
APCo	$6,631	$3,635
I&M	3,721	1,980
OPCo	7,937	4,231

Related Party Sales of Property
Sales
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,643	$3,978	$2,004
I&M	3,296	441	1,842
OPCo	4,163	12,113	8,919
PSO	1,782	442	2,156
SWEPCo	1,731	650	5,233

Related Party Purchases of Property
Purchases
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$2,522	$2,312	$4,732
I&M	285	3,678	4,117
OPCo	10,608	3,045	1,652
PSO	1,867	475	5,146
SWEPCo	7,266	2,993	2,612

Public Service Co of Oklahoma [Member]
Affiliated Revenues
Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Sales under Interconnection Agreement	$166,733	$265,923	$643,486	$-	$-
Direct Sales to East Affiliates	124,519	-	136,142	34	142
Direct Sales to West Affiliates	314	218	454	18,861	23,695
Direct Sales to AEPEP	-	-	-	-	(583)
Transmission Agreement and Transmission
Coordination Agreement Sales	(1,289)	758	26,295	8	12,338
Natural Gas Contracts with AEPES	-	-	-	-	-
Other Revenues	27,922	1,509	40,917	3,700	1,849
Total Affiliated Revenues	$318,199	$268,408	$847,294	$22,603	$37,441

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Sales under Interconnection Agreement	$186,788	$308,336	$823,703	$-	$-
Direct Sales to East Affiliates	126,737	-	115,120	124	3,535
Direct Sales to West Affiliates	1,492	908	1,936	10,624	43,714
Direct Sales to AEPEP	-	-	-	-	(637)
Transmission Agreement and Transmission
Coordination Agreement Sales	2,348	9,379	3,375	111	8,962
Natural Gas Contracts with AEPES	154	92	196	3	4
Other Revenues	42,283	1,469	33,669	3,330	2,037
Total Affiliated Revenues	$359,802	$320,184	$977,999	$14,192	$57,615

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Sales under Interconnection Agreement	$158,873	$327,992	$839,441	$-	$-
Direct Sales to East Affiliates	123,832	-	115,406	1,210	1,248
Direct Sales to West Affiliates	3,471	1,931	4,125	19,629	39,851
Direct Sales to AEPEP	-	-	-	-	(286)
Direct Sales to Transmission Companies	44	1,848	236	30	1
Natural Gas Contracts with AEPES	(2,171)	(1,087)	(2,330)	2	3
Other Revenues	32,158	267	34,407	2,657	11,053
Total Affiliated Revenues	$316,207	$330,951	$991,285	$23,528	$51,870

Affiliated Purchases
Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Purchases under Interconnection Agreement	$661,185	$147,502	$174,240	$-	$-
Direct Purchases from East Affiliates	-	-	-	683	368
Direct Purchases from West Affiliates	53	36	75	23,695	18,861
Purchases from AEGCo	-	238,866	203,583	-	-
Gas Purchases from AEPES	-	-	2,808	-	-
Total Affiliated Purchases	$661,238	$386,404	$380,706	$24,378	$19,229

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Purchases under Interconnection Agreement	$818,943	$124,598	$326,871	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,378	1,184
Direct Purchases from West Affiliates	239	147	312	43,714	10,624
Purchases from AEGCo	-	228,739	185,741	-	-
Gas Purchases from AEPES	-	-	2,689	-	-
Total Affiliated Purchases	$819,182	$353,484	$515,613	$50,092	$11,808

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Purchases under Interconnection Agreement	$916,791	$91,129	$268,964	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,162	4,078
Direct Purchases from West Affiliates	825	466	996	39,851	19,629
Direct Purchases from AEGCo	-	235,740	113,801	-	-
Gas Purchases from AEPES	-	-	2,857	-	-
Total Affiliated Purchases	$917,616	$327,335	$386,618	$46,013	$23,707

Transmission Coordination Agreement
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
PSO	$12,300	$9,000	$10,600
SWEPCo	(12,300)	(9,000)	(10,500)

Railcar Maintenance
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$88	$9	$7
I&M	3,343	3,012	1,870
PSO	281	542	522
SWEPCo	2,102	2,348	1,044

Central Machine Shop
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$80	$102	$180
I&M	1,280	2,157	2,112
KPCo	277	298	368
OPCo	3,838	3,684	3,665
PSO	1,198	53	412
SWEPCo	145	946	560

Affiliate Coal Purchases
Year Ended
Company	December 31, 2010
(in thousands)
APCo	$2,830
I&M	1,383
KPCo	837
PSO	796
SWEPCo	1,526

Affiliate Railcar Agreement
December 31, 2012
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$2	$1,960	$-	$2
I&M	148	-	889	48	843
KPCo	98	-	41	-	-
OPCo	854	170	-	5	99
PSO	204	322	74	-	176
SWEPCo	543	1,468	321	21	-

December 31, 2011
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$-	$1,373	$-	$-
I&M	91	-	1,190	80	787
KPCo	289	-	355	-	-
OPCo	840	170	-	8	66
PSO	289	842	234	-	382
SWEPCo	12	2,662	605	91	-

Related Party Sales of Property
Sales
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,643	$3,978	$2,004
I&M	3,296	441	1,842
OPCo	4,163	12,113	8,919
PSO	1,782	442	2,156
SWEPCo	1,731	650	5,233

Related Party Purchases of Property
Purchases
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$2,522	$2,312	$4,732
I&M	285	3,678	4,117
OPCo	10,608	3,045	1,652
PSO	1,867	475	5,146
SWEPCo	7,266	2,993	2,612

Southwestern Electric Power Co [Member]
Affiliated Revenues
Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Sales under Interconnection Agreement	$166,733	$265,923	$643,486	$-	$-
Direct Sales to East Affiliates	124,519	-	136,142	34	142
Direct Sales to West Affiliates	314	218	454	18,861	23,695
Direct Sales to AEPEP	-	-	-	-	(583)
Transmission Agreement and Transmission
Coordination Agreement Sales	(1,289)	758	26,295	8	12,338
Natural Gas Contracts with AEPES	-	-	-	-	-
Other Revenues	27,922	1,509	40,917	3,700	1,849
Total Affiliated Revenues	$318,199	$268,408	$847,294	$22,603	$37,441

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Sales under Interconnection Agreement	$186,788	$308,336	$823,703	$-	$-
Direct Sales to East Affiliates	126,737	-	115,120	124	3,535
Direct Sales to West Affiliates	1,492	908	1,936	10,624	43,714
Direct Sales to AEPEP	-	-	-	-	(637)
Transmission Agreement and Transmission
Coordination Agreement Sales	2,348	9,379	3,375	111	8,962
Natural Gas Contracts with AEPES	154	92	196	3	4
Other Revenues	42,283	1,469	33,669	3,330	2,037
Total Affiliated Revenues	$359,802	$320,184	$977,999	$14,192	$57,615

Related Party Revenues	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Sales under Interconnection Agreement	$158,873	$327,992	$839,441	$-	$-
Direct Sales to East Affiliates	123,832	-	115,406	1,210	1,248
Direct Sales to West Affiliates	3,471	1,931	4,125	19,629	39,851
Direct Sales to AEPEP	-	-	-	-	(286)
Direct Sales to Transmission Companies	44	1,848	236	30	1
Natural Gas Contracts with AEPES	(2,171)	(1,087)	(2,330)	2	3
Other Revenues	32,158	267	34,407	2,657	11,053
Total Affiliated Revenues	$316,207	$330,951	$991,285	$23,528	$51,870

Affiliated Purchases
Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2012
Purchases under Interconnection Agreement	$661,185	$147,502	$174,240	$-	$-
Direct Purchases from East Affiliates	-	-	-	683	368
Direct Purchases from West Affiliates	53	36	75	23,695	18,861
Purchases from AEGCo	-	238,866	203,583	-	-
Gas Purchases from AEPES	-	-	2,808	-	-
Total Affiliated Purchases	$661,238	$386,404	$380,706	$24,378	$19,229

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2011
Purchases under Interconnection Agreement	$818,943	$124,598	$326,871	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,378	1,184
Direct Purchases from West Affiliates	239	147	312	43,714	10,624
Purchases from AEGCo	-	228,739	185,741	-	-
Gas Purchases from AEPES	-	-	2,689	-	-
Total Affiliated Purchases	$819,182	$353,484	$515,613	$50,092	$11,808

Related Party Purchases	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
Year Ended December 31, 2010
Purchases under Interconnection Agreement	$916,791	$91,129	$268,964	$-	$-
Direct Purchases from East Affiliates	-	-	-	6,162	4,078
Direct Purchases from West Affiliates	825	466	996	39,851	19,629
Direct Purchases from AEGCo	-	235,740	113,801	-	-
Gas Purchases from AEPES	-	-	2,857	-	-
Total Affiliated Purchases	$917,616	$327,335	$386,618	$46,013	$23,707

Transmission Coordination Agreement
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
PSO	$12,300	$9,000	$10,600
SWEPCo	(12,300)	(9,000)	(10,500)

Railcar Maintenance
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$88	$9	$7
I&M	3,343	3,012	1,870
PSO	281	542	522
SWEPCo	2,102	2,348	1,044

Central Machine Shop
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
AEGCo	$80	$102	$180
I&M	1,280	2,157	2,112
KPCo	277	298	368
OPCo	3,838	3,684	3,665
PSO	1,198	53	412
SWEPCo	145	946	560

Affiliate Coal Purchases
Year Ended
Company	December 31, 2010
(in thousands)
APCo	$2,830
I&M	1,383
KPCo	837
PSO	796
SWEPCo	1,526

Affiliate Railcar Agreement
December 31, 2012
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$2	$1,960	$-	$2
I&M	148	-	889	48	843
KPCo	98	-	41	-	-
OPCo	854	170	-	5	99
PSO	204	322	74	-	176
SWEPCo	543	1,468	321	21	-

December 31, 2011
Billing Company

Billed Company	APCo	I&M	OPCo	PSO	SWEPCo
	(in thousands)
APCo	$-	$-	$1,373	$-	$-
I&M	91	-	1,190	80	787
KPCo	289	-	355	-	-
OPCo	840	170	-	8	66
PSO	289	842	234	-	382
SWEPCo	12	2,662	605	91	-

Related Party Sales of Property
Sales
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$6,643	$3,978	$2,004
I&M	3,296	441	1,842
OPCo	4,163	12,113	8,919
PSO	1,782	442	2,156
SWEPCo	1,731	650	5,233

Related Party Purchases of Property
Purchases
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$2,522	$2,312	$4,732
I&M	285	3,678	4,117
OPCo	10,608	3,045	1,652
PSO	1,867	475	5,146
SWEPCo	7,266	2,993	2,612

Variable Interest Entities (Tables)	12 Months Ended
Dec. 31, 2012
Consolidated Assets and Liabilities of Variable Interest Entities [Table Text Block]
AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
VARIABLE INTEREST ENTITIES
December 31, 2012
(in millions)

					TCC
	SWEPCo	I&M	Protected Cell		Transition
	Sabine	DCC Fuel	of EIS	AEP Credit	Funding
ASSETS
Current Assets	$57	$133	$130	$843	$250
Net Property, Plant and Equipment	170	176	-	-	-
Other Noncurrent Assets	55	92	4	1	2,167	(a)
Total Assets	$282	$401	$134	$844	$2,417

LIABILITIES AND EQUITY
Current Liabilities	$32	$121	$43	$800	$304
Noncurrent Liabilities	250	280	66	1	2,095
Equity	-	-	25	43	18
Total Liabilities and Equity	$282	$401	$134	$844	$2,417

(a) Includes an intercompany item eliminated in consolidation of $89 million.

AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
VARIABLE INTEREST ENTITIES
December 31, 2011
(in millions)

					TCC
	SWEPCo	I&M	Protected Cell		Transition
	Sabine	DCC Fuel	of EIS	AEP Credit	Funding
ASSETS
Current Assets	$48	$118	$121	$910	$220
Net Property, Plant and Equipment	154	188	-	-	-
Other Noncurrent Assets	42	118	6	1	1,580
Total Assets	$244	$424	$127	$911	$1,800

LIABILITIES AND EQUITY
Current Liabilities	$68	$103	$40	$864	$229
Noncurrent Liabilities	176	321	71	1	1,557
Equity	-	-	16	46	14
Total Liabilities and Equity	$244	$424	$127	$911	$1,800

Dolet Hills Lignite Co, LLC [Member]
Companys Investment In Joint Venture
	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
	the Balance Sheet	Exposure	the Balance Sheet	Exposure
	(in millions)
Capital Contribution from SWEPCo	$8	$8	$8	$8
Retained Earnings	1	1	1	1
SWEPCo's Guarantee of Debt	-	49	-	52

Total Investment in DHLC	$9	$58	$9	$61

PATH West Virginia Transmission Co, LLC [Member]
Companys Investment In Joint Venture
	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
	the Balance Sheet	Exposure	the Balance Sheet	Exposure
		(in millions)
Capital Contribution from AEP	$19	$19	$19	$19
Retained Earnings	12	12	10	10

Total Investment in PATH-WV	$31	$31	$29	$29

Appalachian Power Co [Member] | Billings from AEP Service Corporation [Member]
Billings from Significant Variable Interest
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$195,176	$195,787	$238,367
I&M	127,232	126,505	139,920
OPCo	277,232	279,652	332,431
PSO	89,199	84,028	102,116
SWEPCo	136,642	130,148	147,928

Appalachian Power Co [Member] | Carrying Amount in AEP Service Corporation's Accounts Payable [Member]
Carrying Amount and Classification of Variable Interest in Accounts Payable [Text Block]
	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
Company	the Balance Sheet	Exposure	the Balance Sheet	Exposure
	(in thousands)
APCo	$29,819	$29,819	$20,812	$20,812
I&M	17,911	17,911	13,741	13,741
OPCo	39,323	39,323	29,823	29,823
PSO	13,381	13,381	9,280	9,280
SWEPCo	19,669	19,669	14,699	14,699

Indiana Michigan Power Co [Member] | Billings from AEP Generating Company [Member]
Billings from Significant Variable Interest
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
I&M	$238,865	$228,739	$235,741
OPCo	203,582	185,741	113,801

Indiana Michigan Power Co [Member] | Billings from AEP Service Corporation [Member]
Billings from Significant Variable Interest
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$195,176	$195,787	$238,367
I&M	127,232	126,505	139,920
OPCo	277,232	279,652	332,431
PSO	89,199	84,028	102,116
SWEPCo	136,642	130,148	147,928

Indiana Michigan Power Co [Member] | Carrying Amount in AEP Generating Company's Accounts Payable [Member]
Carrying Amount and Classification of Variable Interest in Accounts Payable [Text Block]
	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
Company	the Balance Sheet	Exposure	the Balance Sheet	Exposure

	(in thousands)
I&M	$25,498	$25,498	$25,731	$25,731
OPCo	16,302	16,302	22,139	22,139

Indiana Michigan Power Co [Member] | Carrying Amount in AEP Service Corporation's Accounts Payable [Member]
Carrying Amount and Classification of Variable Interest in Accounts Payable [Text Block]
	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
Company	the Balance Sheet	Exposure	the Balance Sheet	Exposure
	(in thousands)
APCo	$29,819	$29,819	$20,812	$20,812
I&M	17,911	17,911	13,741	13,741
OPCo	39,323	39,323	29,823	29,823
PSO	13,381	13,381	9,280	9,280
SWEPCo	19,669	19,669	14,699	14,699

Indiana Michigan Power Co [Member] | DCC Fuel [Member]
Consolidated Assets and Liabilities of Variable Interest Entities [Table Text Block]
INDIANA MICHIGAN POWER COMPANY AND SUBSIDIARIES
VARIABLE INTEREST ENTITIES
December 31, 2012 and 2011
(in thousands)
	DCC Fuel
ASSETS	2012	2011
Current Assets	$132,886	$118,144
Net Property, Plant and Equipment	176,065	188,375
Other Noncurrent Assets	92,473	117,772
Total Assets	$401,424	$424,291

LIABILITIES AND EQUITY
Current Liabilities	$120,873	$102,946
Noncurrent Liabilities	280,551	321,345
Equity	-	-
Total Liabilities and Equity	$401,424	$424,291

Ohio Power Co [Member] | Billings from AEP Generating Company [Member]
Billings from Significant Variable Interest
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
I&M	$238,865	$228,739	$235,741
OPCo	203,582	185,741	113,801

Ohio Power Co [Member] | Billings from AEP Service Corporation [Member]
Billings from Significant Variable Interest
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$195,176	$195,787	$238,367
I&M	127,232	126,505	139,920
OPCo	277,232	279,652	332,431
PSO	89,199	84,028	102,116
SWEPCo	136,642	130,148	147,928

Ohio Power Co [Member] | Carrying Amount in AEP Generating Company's Accounts Payable [Member]
Carrying Amount and Classification of Variable Interest in Accounts Payable [Text Block]
	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
Company	the Balance Sheet	Exposure	the Balance Sheet	Exposure

	(in thousands)
I&M	$25,498	$25,498	$25,731	$25,731
OPCo	16,302	16,302	22,139	22,139

Ohio Power Co [Member] | Carrying Amount in AEP Service Corporation's Accounts Payable [Member]
Carrying Amount and Classification of Variable Interest in Accounts Payable [Text Block]
	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
Company	the Balance Sheet	Exposure	the Balance Sheet	Exposure
	(in thousands)
APCo	$29,819	$29,819	$20,812	$20,812
I&M	17,911	17,911	13,741	13,741
OPCo	39,323	39,323	29,823	29,823
PSO	13,381	13,381	9,280	9,280
SWEPCo	19,669	19,669	14,699	14,699

Public Service Co of Oklahoma [Member] | Billings from AEP Service Corporation [Member]
Billings from Significant Variable Interest
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$195,176	$195,787	$238,367
I&M	127,232	126,505	139,920
OPCo	277,232	279,652	332,431
PSO	89,199	84,028	102,116
SWEPCo	136,642	130,148	147,928

Public Service Co of Oklahoma [Member] | Carrying Amount in AEP Service Corporation's Accounts Payable [Member]
Carrying Amount and Classification of Variable Interest in Accounts Payable [Text Block]
	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
Company	the Balance Sheet	Exposure	the Balance Sheet	Exposure
	(in thousands)
APCo	$29,819	$29,819	$20,812	$20,812
I&M	17,911	17,911	13,741	13,741
OPCo	39,323	39,323	29,823	29,823
PSO	13,381	13,381	9,280	9,280
SWEPCo	19,669	19,669	14,699	14,699

Southwestern Electric Power Co [Member] | Billings from AEP Service Corporation [Member]
Billings from Significant Variable Interest
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$195,176	$195,787	$238,367
I&M	127,232	126,505	139,920
OPCo	277,232	279,652	332,431
PSO	89,199	84,028	102,116
SWEPCo	136,642	130,148	147,928

Southwestern Electric Power Co [Member] | Carrying Amount in AEP Service Corporation's Accounts Payable [Member]
Carrying Amount and Classification of Variable Interest in Accounts Payable [Text Block]
	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
Company	the Balance Sheet	Exposure	the Balance Sheet	Exposure
	(in thousands)
APCo	$29,819	$29,819	$20,812	$20,812
I&M	17,911	17,911	13,741	13,741
OPCo	39,323	39,323	29,823	29,823
PSO	13,381	13,381	9,280	9,280
SWEPCo	19,669	19,669	14,699	14,699

Southwestern Electric Power Co [Member] | Sabine Mining Co [Member]
Consolidated Assets and Liabilities of Variable Interest Entities [Table Text Block]
SOUTHWESTERN ELECTRIC POWER COMPANY CONSOLIDATED
VARIABLE INTEREST ENTITIES
December 31, 2012 and 2011
(in thousands)
	Sabine
	2012	2011
ASSETS
Current Assets	$56,535	$48,044
Net Property, Plant and Equipment	170,436	153,715
Other Noncurrent Assets	55,076	42,574
Total Assets	$282,047	$244,333

LIABILITIES AND EQUITY
Current Liabilities	$31,446	$67,779
Noncurrent Liabilities	250,340	176,163
Equity	261	391
Total Liabilities and Equity	$282,047	$244,333

Southwestern Electric Power Co [Member] | Dolet Hills Lignite Co, LLC [Member]
Companys Investment In Joint Venture
	December 31,
	2012		2011
	As Reported on	Maximum	As Reported on	Maximum
	the Balance Sheet	Exposure	the Balance Sheet	Exposure
	(in thousands)
Capital Contribution from SWEPCo	$7,643	$7,643	$7,643	$7,643
Retained Earnings	946	946	1,120	1,120
SWEPCo's Guarantee of Debt	-	49,564	-	52,310

Total Investment in DHLC	$8,589	$58,153	$8,763	$61,073

Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Depreciation, Depletion and Amortization
2012	Regulated	Nonregulated
Annual	Annual
Functional	Property,	Composite	Property,	Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable	Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate Ranges	Life Ranges	Equipment	Depreciation	Rate Ranges	Life Ranges
(in millions)	(in years)	(in millions)	(in years)
Generation	$16,973	$6,962	1.7	-	3.8%	31	-	132	$9,306	$3,526	2.6	-	3.3%	35	-	66
Transmission	9,846	2,720	1.2	-	2.8%	25	-	87	-	-	NA	NA
Distribution	15,565	3,837	2.4	-	3.9%	11	-	75	-	-	NA	NA
CWIP	1,600	(27)	NM	NM	219	1	NM	NM
Other	2,644	1,238	1.8	-	9.6%	5	-	75	1,301	434	NM	NM
Total	$46,628	$14,730	$10,826	$3,961

2011	Regulated	Nonregulated
Annual	Annual
Functional	Property,	Composite	Property,	Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable	Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate Ranges	Life Ranges	Equipment	Depreciation	Rate Ranges	Life Ranges
(in millions)	(in years)	(in millions)	(in years)
Generation	$14,804	$6,692	1.6	-	3.8%	9	-	132	$10,134	$3,904	2.6	-	3.5%	20	-	66
Transmission	9,048	2,600	1.3	-	2.7%	25	-	87	-	-	NA	NA
Distribution	14,783	3,828	2.4	-	4.0%	11	-	75	-	-	NA	NA
CWIP	2,913	(a)	36	NM	NM	208	1	NM	NM
Other	2,587	1,246	1.7	-	9.3%	5	-	55	1,193	392	NM	NM
Total	$44,135	$14,402	$11,535	$4,297

2010	Regulated	Nonregulated
Annual	Annual
Composite	Composite
Depreciation	Depreciable	Depreciation	Depreciable
Functional Class of Property	Rate Ranges	Life Ranges	Rate Ranges	Life Ranges
(in years)	(in years)
Generation	1.6	-	3.8%	9	-	132	2.2	-	5.1%	20	-	70
Transmission	1.4	-	3.0%	25	-	87	NA	NA
Distribution	2.4	-	3.9%	11	-	75	NA	NA
CWIP	NM	NM	NM	NM
Other	3.0	-	12.5%	5	-	55	NM	NM

(a)	Includes CWIP related to SWEPCo's Arkansas jurisdictional share of the Turk Plant.
NA	Not applicable.
NM	Not meaningful.

Asset Retirement Obligation (ARO)
Carrying
Amount
of ARO
(in millions)
ARO as of December 31, 2010	$1,398
Accretion Expense	82
Liabilities Incurred	7
Liabilities Settled	(26)
Revisions in Cash Flow Estimates	13
ARO as of December 31, 2011 (a)	1,474
Accretion Expense	85
Liabilities Incurred	17
Liabilities Settled	(24)
Revisions in Cash Flow Estimates	144
ARO as of December 31, 2012	$1,696

(a)       The current portion of our ARO, totaling $2 million, is included in Other Current Liabilities on our 2011 balance sheet.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization
	Years Ended December 31,
	2012	2011	2010
	(in millions)
Allowance for Equity Funds Used During Construction	$93	$98	$77
Allowance for Borrowed Funds Used During Construction	69	63	53

Jointly-owned Electric Facilities
			Company’s Share as of December 31, 2012
				Construction
	Fuel	Percent of	Utility Plant	Work in	Accumulated
	Type	Ownership	in Service	Progress	Depreciation
			(in millions)
W.C. Beckjord Generating Station (Unit No. 6) (a)	Coal	12.5%	$-	$-	$-
Conesville Generating Station (Unit No. 4) (b)	Coal	43.5%	310	26	59
J.M. Stuart Generating Station (c)	Coal	26.0%	542	11	181
Wm. H. Zimmer Generating Station (a)	Coal	25.4%	807	2	387
Dolet Hills Generating Station (Unit No. 1) (d)	Lignite	40.2%	263	8	195
Flint Creek Generating Station (Unit No. 1) (e)	Coal	50.0%	121	14	64
Pirkey Generating Station (Unit No. 1) (e)	Lignite	85.9%	514	16	371
Oklaunion Generating Station (Unit No. 1) (f)	Coal	70.3%	403	4	216
Turk Generating Plant (g)	Coal	73.33%	1,613	(3)	-
Transmission	NA	(h)	69	4	50
Total			$4,642	$82	$1,523

			Company’s Share as of December 31, 2011
				Construction
	Fuel	Percent of	Utility Plant	Work in	Accumulated
	Type	Ownership	in Service	Progress	Depreciation
			(in millions)
W.C. Beckjord Generating Station (Unit No. 6) (a)	Coal	12.5%	$19	$-	$8
Conesville Generating Station (Unit No. 4) (b)	Coal	43.5%	310	12	54
J.M. Stuart Generating Station (c)	Coal	26.0%	529	13	172
Wm. H. Zimmer Generating Station (a)	Coal	25.4%	771	20	377
Dolet Hills Generating Station (Unit No. 1) (d)	Lignite	40.2%	264	-	193
Flint Creek Generating Station (Unit No. 1) (e)	Coal	50.0%	118	6	63
Pirkey Generating Station (Unit No. 1) (e)	Lignite	85.9%	513	1	362
Oklaunion Generating Station (Unit No. 1) (f)	Coal	70.3%	401	2	208
Turk Generating Plant (g)	Coal	73.33%	-	1,326	-
Transmission	NA	(h)	63	6	50
Total			$2,988	$1,386	$1,487

(a)       Operated by Duke Energy Corporation, a nonaffiliated company. AEP's portion of this unit was impaired in the fourth quarter of 2012. See "Impairments" section of Note 6.

(b)       Operated by OPCo.

(c)       Operated by The Dayton Power & Light Company, a nonaffiliated company.

(d)       Operated by CLECO, a nonaffiliated company.

(e)       Operated by SWEPCo.

(f)       Operated by PSO and also jointly-owned (54.7%) by TNC.

(g)       Turk Generating Plant was placed in service in December 2012. SWEPCo jointly owns the plant with Arkansas Electric Cooperative Corporation (11.67%), East Texas Electric Cooperative (8.33%) and Oklahoma Municipal Power Authority (6.67%). Through December 2012, construction costs totaling $457 million have been billed to the other owners.

(h)       Varying percentages of ownership.

NA       Not applicable.

Appalachian Power Co [Member]
Depreciation, Depletion and Amortization
APCo

2012	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$5,632,665	$1,928,562	3.0%	40	-	121	$-	$-	NA	NA
Transmission	2,042,144	468,633	1.6%	25	-	87	-	-	NA	NA
Distribution	2,991,898	641,504	3.4%	13	-	57	-	-	NA	NA
CWIP	266,247	(19,379)	NM	NM			-	-	NA	NA
Other	340,027	164,932	6.8%	24	-	55	33,300	12,387	NM	NM
Total	$11,272,981	$3,184,252					$33,300	$12,387

2011	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$5,194,967	$1,783,154	2.6%	40	-	121	$-	$-	NA	NA
Transmission	1,943,969	457,235	1.6%	25	-	87	-	-	NA	NA
Distribution	2,845,405	595,122	3.2%	11	-	52	-	-	NA	NA
CWIP	565,841	(9,918)	NM	NM			-	-	NA	NA
Other	323,630	155,688	6.6%	24	-	55	33,696	12,735	NM	NM
Total	$10,873,812	$2,981,281					$33,696	$12,735

2010	Regulated				Nonregulated
	Annual Composite	Depreciable			Annual Composite	Depreciable
Functional Class of Property	Depreciation Rate	Life Ranges			Depreciation Rate	Life Ranges
		(in years)				(in years)
Generation	2.4%	40	-	121	NA	NA
Transmission	1.6%	25	-	87	NA	NA
Distribution	3.2%	11	-	52	NA	NA
CWIP	NM	NM			NA	NA
Other	7.8%	24	-	55	NM	NM

NA Not applicable.
NM Not meaningful.

Asset Retirement Obligation (ARO)
	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2011	Expense	Incurred	Settled	Estimates	2012
	(in thousands)
APCo (a)(d)	$112,767	$7,264	$-	$(8,921)	$4,058	$115,168
I&M (a)(b)(d)	1,013,122	53,848	-	(806)	126,149	1,192,313
OPCo (a)(d)	241,828	15,113	-	(8,294)	21,293	269,940
PSO (a)(d)	19,623	1,572	84	(949)	1,669	21,999
SWEPCo (a)(c)(d)(e)	67,183	5,511	17,380	(3,831)	(8,226)	78,017

	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2010	Expense	Incurred	Settled	Estimates	2011
	(in thousands)
APCo (a)(d)	$141,924	$9,534	$3	$(3,600)	$(35,094)	$112,767
I&M (a)(b)(d)	963,029	51,308	-	(1,370)	155	1,013,122
OPCo (a)(d)	189,271	13,499	165	(4,872)	43,765	241,828
PSO (a)(d)	21,557	1,708	-	(414)	(3,228)	19,623
SWEPCo (a)(c)(d)(e)	59,382	4,114	7,063	(14,947)	11,571	67,183

(a)       Includes ARO related to ash disposal facilities.

(b)       Includes ARO related to nuclear decommissioning costs for the Cook Plant of $1.2 billion and $979 million as of December 31, 2012 and 2011, respectively.

(c)       Includes ARO related to Sabine and DHLC.

(d)       Includes ARO related to asbestos removal.

(e)       The current portion of SWEPCo's ARO totaling $1.5 million as of December 31, 2011 is included in Other Current Liabilities on SWEPCo's balance sheets.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,684	$9,212	$2,967
I&M	9,724	15,395	15,678
OPCo	3,492	5,549	5,949
PSO	2,007	1,317	804
SWEPCo	57,054	48,731	45,646

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,347	$6,257	$2,251
I&M	4,717	7,838	8,500
OPCo	9,046	2,350	3,786
PSO	1,098	822	572
SWEPCo	48,499	40,904	33,668

Jointly-owned Electric Facilities
				Company’s Share as of December 31, 2012
					Construction
		Fuel	Percent of	Utility Plant	Work in	Accumulated
Company		Type	Ownership	in Service	Progress	Depreciation
				(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	33.33%	$563,470	$14,188	$108,441

I&M
Rockport Generating Plant (Unit No. 1) (b)		Coal	50.0%	$762,737	$55,420	$456,436

OPCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	66.67%	$995,005	$14,093	$213,163
W.C. Beckjord Generating Station		Coal	12.5%	-	-	-
2	(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)		Coal	43.5%	310,342	26,067	58,677
J.M. Stuart Generating Station (e)		Coal	26.0%	541,719	11,151	180,687
Wm. H. Zimmer Generating Station (c)		Coal	25.4%	807,431	1,817	387,209
Transmission		NA	(f)	69,148	4,101	50,516
Total				$2,723,645	$57,229	$890,252

PSO
Oklaunion Generating Station (Unit No. 1) (g)		Coal	15.6%	$93,218	$939	$57,060

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)		Lignite	40.2%	$262,649	$7,523	$195,336
Flint Creek Generating Station (Unit No. 1) (i)		Coal	50.0%	121,052	14,272	64,348
Pirkey Generating Station (Unit No. 1) (i)		Lignite	85.9%	513,833	16,029	371,015
Turk Generating Plant (j)		Coal	73.33%	1,612,618	(2,669)	59
Total				$2,510,152	$35,155	$630,758

			Company’s Share as of December 31, 2011
				Construction
	Fuel	Percent of	Utility Plant	Work in	Accumulated
Company	Type	Ownership	in Service	Progress	Depreciation
			(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	33.33%	$554,555	$16,987	$93,404

I&M
Rockport Generating Plant (Unit No. 1) (b)	Coal	50.0%	$759,033	$19,357	$443,857

OPCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	66.67%	$988,510	$15,344	$188,820
W.C. Beckjord Generating Station	Coal	12.5%	19,131	108	8,476
(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)	Coal	43.5%	309,771	11,633	53,980
J.M. Stuart Generating Station (e)	Coal	26.0%	528,271	13,292	171,830
Wm. H. Zimmer Generating Station (c)	Coal	25.4%	771,158	19,949	376,585
Transmission	NA	(f)	63,115	5,805	49,487
Total			$2,679,956	$66,131	$849,178

PSO
Oklaunion Generating Station (Unit No. 1) (g)	Coal	15.6%	$92,805	$446	$56,539

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)	Lignite	40.2%	$264,487	$465	$193,565
Flint Creek Generating Station (Unit No. 1) (i)	Coal	50.0%	118,163	6,532	62,988
Pirkey Generating Station (Unit No. 1) (i)	Lignite	85.9%	512,557	674	361,667
Turk Generating Plant (j)	Coal	73.33%	-	1,326,013	-
Total			$895,207	$1,333,684	$618,220

(a)       Operated by APCo.

(b)       Operated by I&M.

(c)       Operated by Duke Energy Corporation, a nonaffiliated company. AEP's portion of this unit was impaired in the fourth quarter of 2012. See "Impairments" section of Note 5.

(d)       Operated by OPCo.

(e)       Operated by The Dayton Power & Light Company, a nonaffiliated company.

(f)       Varying percentages of ownership.

(g)       Operated by PSO and also jointly-owned (54.7%) by TNC.

(h)       Operated by CLECO, a nonaffiliated company.

(i)       Operated by SWEPCo.

(j)       Turk Generating Plant was placed in service in December 2012. SWEPCo jointly owns the plant with Arkansas Electric Cooperative Corporation (11.67%), East Texas Electric Cooperative (8.33%) and Oklahoma Municipal Power Authority (6.67%). Through December 2012, construction costs totaling $457 million have been billed to the other owners.

NA       Not applicable.

Indiana Michigan Power Co [Member]
Depreciation, Depletion and Amortization
I&M

2012	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$4,062,733	$2,130,136	1.7%	59	-	132	$-	$-	NA	NA
Transmission	1,278,236	411,825	1.5%	46	-	75	-	-	NA	NA
Distribution	1,553,358	373,342	2.5%	14	-	70	-	-	NA	NA
CWIP	341,063	65,449	NM	NM			-	-	NA	NA
Other	573,836	141,291	9.6%	14	-	40	151,477	110,092	NM	NM
Total	$7,809,226	$3,122,043					$151,477	$110,092

2011	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$3,932,472	$2,078,651	1.6%	59	-	132	$-	$-	NA	NA
Transmission	1,224,786	414,941	1.4%	46	-	75	-	-	NA	NA
Distribution	1,481,608	374,137	2.4%	14	-	70	-	-	NA	NA
CWIP	236,096	60,665	NM	NM			-	-	NA	NA
Other	559,698	143,312	7.4%	NM			149,860	108,214	NM	NM
Total	$7,434,660	$3,071,706					$149,860	$108,214

2010	Regulated				Nonregulated
	Annual Composite	Depreciable			Annual Composite	Depreciable
Functional Class of Property	Depreciable Rate	Life Ranges			Depreciable Rate	Life Ranges
		(in years)				(in years)
Generation	1.6%	59	-	132	NA	NA
Transmission	1.4%	46	-	75	NA	NA
Distribution	2.5%	14	-	70	NA	NA
CWIP	NM	NM			NA	NA
Other	11.7%	NM			NM	NM

NA Not applicable.
NM Not meaningful.

Asset Retirement Obligation (ARO)
	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2011	Expense	Incurred	Settled	Estimates	2012
	(in thousands)
APCo (a)(d)	$112,767	$7,264	$-	$(8,921)	$4,058	$115,168
I&M (a)(b)(d)	1,013,122	53,848	-	(806)	126,149	1,192,313
OPCo (a)(d)	241,828	15,113	-	(8,294)	21,293	269,940
PSO (a)(d)	19,623	1,572	84	(949)	1,669	21,999
SWEPCo (a)(c)(d)(e)	67,183	5,511	17,380	(3,831)	(8,226)	78,017

	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2010	Expense	Incurred	Settled	Estimates	2011
	(in thousands)
APCo (a)(d)	$141,924	$9,534	$3	$(3,600)	$(35,094)	$112,767
I&M (a)(b)(d)	963,029	51,308	-	(1,370)	155	1,013,122
OPCo (a)(d)	189,271	13,499	165	(4,872)	43,765	241,828
PSO (a)(d)	21,557	1,708	-	(414)	(3,228)	19,623
SWEPCo (a)(c)(d)(e)	59,382	4,114	7,063	(14,947)	11,571	67,183

(a)       Includes ARO related to ash disposal facilities.

(b)       Includes ARO related to nuclear decommissioning costs for the Cook Plant of $1.2 billion and $979 million as of December 31, 2012 and 2011, respectively.

(c)       Includes ARO related to Sabine and DHLC.

(d)       Includes ARO related to asbestos removal.

(e)       The current portion of SWEPCo's ARO totaling $1.5 million as of December 31, 2011 is included in Other Current Liabilities on SWEPCo's balance sheets.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,684	$9,212	$2,967
I&M	9,724	15,395	15,678
OPCo	3,492	5,549	5,949
PSO	2,007	1,317	804
SWEPCo	57,054	48,731	45,646

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,347	$6,257	$2,251
I&M	4,717	7,838	8,500
OPCo	9,046	2,350	3,786
PSO	1,098	822	572
SWEPCo	48,499	40,904	33,668

Jointly-owned Electric Facilities
				Company’s Share as of December 31, 2012
					Construction
		Fuel	Percent of	Utility Plant	Work in	Accumulated
Company		Type	Ownership	in Service	Progress	Depreciation
				(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	33.33%	$563,470	$14,188	$108,441

I&M
Rockport Generating Plant (Unit No. 1) (b)		Coal	50.0%	$762,737	$55,420	$456,436

OPCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	66.67%	$995,005	$14,093	$213,163
W.C. Beckjord Generating Station		Coal	12.5%	-	-	-
2	(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)		Coal	43.5%	310,342	26,067	58,677
J.M. Stuart Generating Station (e)		Coal	26.0%	541,719	11,151	180,687
Wm. H. Zimmer Generating Station (c)		Coal	25.4%	807,431	1,817	387,209
Transmission		NA	(f)	69,148	4,101	50,516
Total				$2,723,645	$57,229	$890,252

PSO
Oklaunion Generating Station (Unit No. 1) (g)		Coal	15.6%	$93,218	$939	$57,060

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)		Lignite	40.2%	$262,649	$7,523	$195,336
Flint Creek Generating Station (Unit No. 1) (i)		Coal	50.0%	121,052	14,272	64,348
Pirkey Generating Station (Unit No. 1) (i)		Lignite	85.9%	513,833	16,029	371,015
Turk Generating Plant (j)		Coal	73.33%	1,612,618	(2,669)	59
Total				$2,510,152	$35,155	$630,758

			Company’s Share as of December 31, 2011
				Construction
	Fuel	Percent of	Utility Plant	Work in	Accumulated
Company	Type	Ownership	in Service	Progress	Depreciation
			(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	33.33%	$554,555	$16,987	$93,404

I&M
Rockport Generating Plant (Unit No. 1) (b)	Coal	50.0%	$759,033	$19,357	$443,857

OPCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	66.67%	$988,510	$15,344	$188,820
W.C. Beckjord Generating Station	Coal	12.5%	19,131	108	8,476
(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)	Coal	43.5%	309,771	11,633	53,980
J.M. Stuart Generating Station (e)	Coal	26.0%	528,271	13,292	171,830
Wm. H. Zimmer Generating Station (c)	Coal	25.4%	771,158	19,949	376,585
Transmission	NA	(f)	63,115	5,805	49,487
Total			$2,679,956	$66,131	$849,178

PSO
Oklaunion Generating Station (Unit No. 1) (g)	Coal	15.6%	$92,805	$446	$56,539

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)	Lignite	40.2%	$264,487	$465	$193,565
Flint Creek Generating Station (Unit No. 1) (i)	Coal	50.0%	118,163	6,532	62,988
Pirkey Generating Station (Unit No. 1) (i)	Lignite	85.9%	512,557	674	361,667
Turk Generating Plant (j)	Coal	73.33%	-	1,326,013	-
Total			$895,207	$1,333,684	$618,220

(a)       Operated by APCo.

(b)       Operated by I&M.

(c)       Operated by Duke Energy Corporation, a nonaffiliated company. AEP's portion of this unit was impaired in the fourth quarter of 2012. See "Impairments" section of Note 5.

(d)       Operated by OPCo.

(e)       Operated by The Dayton Power & Light Company, a nonaffiliated company.

(f)       Varying percentages of ownership.

(g)       Operated by PSO and also jointly-owned (54.7%) by TNC.

(h)       Operated by CLECO, a nonaffiliated company.

(i)       Operated by SWEPCo.

(j)       Turk Generating Plant was placed in service in December 2012. SWEPCo jointly owns the plant with Arkansas Electric Cooperative Corporation (11.67%), East Texas Electric Cooperative (8.33%) and Oklahoma Municipal Power Authority (6.67%). Through December 2012, construction costs totaling $457 million have been billed to the other owners.

NA       Not applicable.

Ohio Power Co [Member]
Depreciation, Depletion and Amortization
OPCo

2012	Regulated	Nonregulated
Annual	Annual
Functional	Property,	Composite	Property,	Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable	Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges	Equipment	Depreciation	Rate	Life Ranges
(in thousands)	(in years)	(in thousands)	(in years)
Generation	$-	$-	NA	NA	$8,673,296	$3,200,427	3.0%	35	-	66
Transmission	2,013,737	809,199	2.3%	39	-	60	-	-	NA	NA
Distribution	3,722,745	1,011,324	2.7%	12	-	60	-	-	NA	NA
CWIP	147,408	(21,198)	NM	NM	207,089	1,350	NM	NM
Other	427,412	224,153	7.3%	25	-	50	143,742	17,550	NM	NM
Total	$6,311,302	$2,023,478	$9,024,127	$3,219,327

2011	Regulated	Nonregulated
Annual	Annual
Functional	Property,	Composite	Property,	Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable	Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges	Equipment	Depreciation	Rate	Life Ranges
(in thousands)	(in years)	(in thousands)	(in years)
Generation	$-	$-	NA	NA	$9,502,614	$3,596,589	3.2%	35	-	66
Transmission	1,948,329	763,664	2.3%	27	-	70	-	-	NA	NA
Distribution	3,545,574	1,146,202	3.7%	12	-	56	-	-	NA	NA
CWIP	183,096	(3,371)	NM	NM	171,369	1,152	NM	NM
Other	407,044	222,368	8.7%	NM	139,598	15,957	NM	NM
Total	$6,084,043	$2,128,863	$9,813,581	$3,613,698

2010	Regulated	Nonregulated
Annual Composite	Annual Composite
Depreciation	Depreciable	Depreciation	Depreciable
Functional Class of Property	Rate	Life Ranges	Rate	Life Ranges
(in years)	(in years)
Generation	NA	NA	3.3%	35	-	70
Transmission	2.3%	27	-	70	NA	NA
Distribution	3.7%	12	-	56	NA	NA
CWIP	NM	NM	NM	NM
Other	9.2%	NM	NM	NM

NA Not applicable.
NM Not meaningful.

Asset Retirement Obligation (ARO)
	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2011	Expense	Incurred	Settled	Estimates	2012
	(in thousands)
APCo (a)(d)	$112,767	$7,264	$-	$(8,921)	$4,058	$115,168
I&M (a)(b)(d)	1,013,122	53,848	-	(806)	126,149	1,192,313
OPCo (a)(d)	241,828	15,113	-	(8,294)	21,293	269,940
PSO (a)(d)	19,623	1,572	84	(949)	1,669	21,999
SWEPCo (a)(c)(d)(e)	67,183	5,511	17,380	(3,831)	(8,226)	78,017

	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2010	Expense	Incurred	Settled	Estimates	2011
	(in thousands)
APCo (a)(d)	$141,924	$9,534	$3	$(3,600)	$(35,094)	$112,767
I&M (a)(b)(d)	963,029	51,308	-	(1,370)	155	1,013,122
OPCo (a)(d)	189,271	13,499	165	(4,872)	43,765	241,828
PSO (a)(d)	21,557	1,708	-	(414)	(3,228)	19,623
SWEPCo (a)(c)(d)(e)	59,382	4,114	7,063	(14,947)	11,571	67,183

(a)       Includes ARO related to ash disposal facilities.

(b)       Includes ARO related to nuclear decommissioning costs for the Cook Plant of $1.2 billion and $979 million as of December 31, 2012 and 2011, respectively.

(c)       Includes ARO related to Sabine and DHLC.

(d)       Includes ARO related to asbestos removal.

(e)       The current portion of SWEPCo's ARO totaling $1.5 million as of December 31, 2011 is included in Other Current Liabilities on SWEPCo's balance sheets.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,684	$9,212	$2,967
I&M	9,724	15,395	15,678
OPCo	3,492	5,549	5,949
PSO	2,007	1,317	804
SWEPCo	57,054	48,731	45,646

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,347	$6,257	$2,251
I&M	4,717	7,838	8,500
OPCo	9,046	2,350	3,786
PSO	1,098	822	572
SWEPCo	48,499	40,904	33,668

Jointly-owned Electric Facilities
				Company’s Share as of December 31, 2012
					Construction
		Fuel	Percent of	Utility Plant	Work in	Accumulated
Company		Type	Ownership	in Service	Progress	Depreciation
				(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	33.33%	$563,470	$14,188	$108,441

I&M
Rockport Generating Plant (Unit No. 1) (b)		Coal	50.0%	$762,737	$55,420	$456,436

OPCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	66.67%	$995,005	$14,093	$213,163
W.C. Beckjord Generating Station		Coal	12.5%	-	-	-
2	(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)		Coal	43.5%	310,342	26,067	58,677
J.M. Stuart Generating Station (e)		Coal	26.0%	541,719	11,151	180,687
Wm. H. Zimmer Generating Station (c)		Coal	25.4%	807,431	1,817	387,209
Transmission		NA	(f)	69,148	4,101	50,516
Total				$2,723,645	$57,229	$890,252

PSO
Oklaunion Generating Station (Unit No. 1) (g)		Coal	15.6%	$93,218	$939	$57,060

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)		Lignite	40.2%	$262,649	$7,523	$195,336
Flint Creek Generating Station (Unit No. 1) (i)		Coal	50.0%	121,052	14,272	64,348
Pirkey Generating Station (Unit No. 1) (i)		Lignite	85.9%	513,833	16,029	371,015
Turk Generating Plant (j)		Coal	73.33%	1,612,618	(2,669)	59
Total				$2,510,152	$35,155	$630,758

			Company’s Share as of December 31, 2011
				Construction
	Fuel	Percent of	Utility Plant	Work in	Accumulated
Company	Type	Ownership	in Service	Progress	Depreciation
			(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	33.33%	$554,555	$16,987	$93,404

I&M
Rockport Generating Plant (Unit No. 1) (b)	Coal	50.0%	$759,033	$19,357	$443,857

OPCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	66.67%	$988,510	$15,344	$188,820
W.C. Beckjord Generating Station	Coal	12.5%	19,131	108	8,476
(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)	Coal	43.5%	309,771	11,633	53,980
J.M. Stuart Generating Station (e)	Coal	26.0%	528,271	13,292	171,830
Wm. H. Zimmer Generating Station (c)	Coal	25.4%	771,158	19,949	376,585
Transmission	NA	(f)	63,115	5,805	49,487
Total			$2,679,956	$66,131	$849,178

PSO
Oklaunion Generating Station (Unit No. 1) (g)	Coal	15.6%	$92,805	$446	$56,539

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)	Lignite	40.2%	$264,487	$465	$193,565
Flint Creek Generating Station (Unit No. 1) (i)	Coal	50.0%	118,163	6,532	62,988
Pirkey Generating Station (Unit No. 1) (i)	Lignite	85.9%	512,557	674	361,667
Turk Generating Plant (j)	Coal	73.33%	-	1,326,013	-
Total			$895,207	$1,333,684	$618,220

(a)       Operated by APCo.

(b)       Operated by I&M.

(c)       Operated by Duke Energy Corporation, a nonaffiliated company. AEP's portion of this unit was impaired in the fourth quarter of 2012. See "Impairments" section of Note 5.

(d)       Operated by OPCo.

(e)       Operated by The Dayton Power & Light Company, a nonaffiliated company.

(f)       Varying percentages of ownership.

(g)       Operated by PSO and also jointly-owned (54.7%) by TNC.

(h)       Operated by CLECO, a nonaffiliated company.

(i)       Operated by SWEPCo.

(j)       Turk Generating Plant was placed in service in December 2012. SWEPCo jointly owns the plant with Arkansas Electric Cooperative Corporation (11.67%), East Texas Electric Cooperative (8.33%) and Oklahoma Municipal Power Authority (6.67%). Through December 2012, construction costs totaling $457 million have been billed to the other owners.

NA       Not applicable.

Public Service Co of Oklahoma [Member]
Depreciation, Depletion and Amortization
PSO

2012	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$1,346,530	$654,989	1.7%	35	-	70	$-	$-	NA	NA
Transmission	706,917	176,187	1.9%	40	-	75	-	-	NA	NA
Distribution	1,859,557	345,207	2.4%	30	-	65	-	-	NA	NA
CWIP	95,170	(9,281)	NM	NM			-	-	NA	NA
Other	205,373	111,837	6.6%	5	-	40	5,176	2	NM	NM
Total	$4,213,547	$1,278,939					$5,176	$2

2011	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$1,317,948	$652,526	1.8%	9	-	70	$-	$-	NA	NA
Transmission	692,644	167,827	1.9%	40	-	75	-	-	NA	NA
Distribution	1,762,110	329,041	2.4%	30	-	65	-	-	NA	NA
CWIP	70,371	(5,413)	NM	NM			-	-	NA	NA
Other	209,467	122,838	8.3%	5	-	35	5,159	(3)	NM	NM
Total	$4,052,540	$1,266,819					$5,159	$(3)

2010	Regulated				Nonregulated
	Annual Composite				Annual Composite
	Depreciation	Depreciable			Depreciation	Depreciable
Functional Class of Property	Rate	Life Ranges			Rate	Life Ranges
		(in years)				(in years)
Generation	1.8%	9	-	70	NA	NA
Transmission	1.9%	40	-	75	NA	NA
Distribution	2.4%	27	-	65	NA	NA
CWIP	NM	NM			NA	NA
Other	8.3%	5	-	35	NM	NM

NA Not applicable.
NM Not meaningful.

Asset Retirement Obligation (ARO)
	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2011	Expense	Incurred	Settled	Estimates	2012
	(in thousands)
APCo (a)(d)	$112,767	$7,264	$-	$(8,921)	$4,058	$115,168
I&M (a)(b)(d)	1,013,122	53,848	-	(806)	126,149	1,192,313
OPCo (a)(d)	241,828	15,113	-	(8,294)	21,293	269,940
PSO (a)(d)	19,623	1,572	84	(949)	1,669	21,999
SWEPCo (a)(c)(d)(e)	67,183	5,511	17,380	(3,831)	(8,226)	78,017

	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2010	Expense	Incurred	Settled	Estimates	2011
	(in thousands)
APCo (a)(d)	$141,924	$9,534	$3	$(3,600)	$(35,094)	$112,767
I&M (a)(b)(d)	963,029	51,308	-	(1,370)	155	1,013,122
OPCo (a)(d)	189,271	13,499	165	(4,872)	43,765	241,828
PSO (a)(d)	21,557	1,708	-	(414)	(3,228)	19,623
SWEPCo (a)(c)(d)(e)	59,382	4,114	7,063	(14,947)	11,571	67,183

(a)       Includes ARO related to ash disposal facilities.

(b)       Includes ARO related to nuclear decommissioning costs for the Cook Plant of $1.2 billion and $979 million as of December 31, 2012 and 2011, respectively.

(c)       Includes ARO related to Sabine and DHLC.

(d)       Includes ARO related to asbestos removal.

(e)       The current portion of SWEPCo's ARO totaling $1.5 million as of December 31, 2011 is included in Other Current Liabilities on SWEPCo's balance sheets.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,684	$9,212	$2,967
I&M	9,724	15,395	15,678
OPCo	3,492	5,549	5,949
PSO	2,007	1,317	804
SWEPCo	57,054	48,731	45,646

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,347	$6,257	$2,251
I&M	4,717	7,838	8,500
OPCo	9,046	2,350	3,786
PSO	1,098	822	572
SWEPCo	48,499	40,904	33,668

Jointly-owned Electric Facilities
				Company’s Share as of December 31, 2012
					Construction
		Fuel	Percent of	Utility Plant	Work in	Accumulated
Company		Type	Ownership	in Service	Progress	Depreciation
				(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	33.33%	$563,470	$14,188	$108,441

I&M
Rockport Generating Plant (Unit No. 1) (b)		Coal	50.0%	$762,737	$55,420	$456,436

OPCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	66.67%	$995,005	$14,093	$213,163
W.C. Beckjord Generating Station		Coal	12.5%	-	-	-
2	(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)		Coal	43.5%	310,342	26,067	58,677
J.M. Stuart Generating Station (e)		Coal	26.0%	541,719	11,151	180,687
Wm. H. Zimmer Generating Station (c)		Coal	25.4%	807,431	1,817	387,209
Transmission		NA	(f)	69,148	4,101	50,516
Total				$2,723,645	$57,229	$890,252

PSO
Oklaunion Generating Station (Unit No. 1) (g)		Coal	15.6%	$93,218	$939	$57,060

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)		Lignite	40.2%	$262,649	$7,523	$195,336
Flint Creek Generating Station (Unit No. 1) (i)		Coal	50.0%	121,052	14,272	64,348
Pirkey Generating Station (Unit No. 1) (i)		Lignite	85.9%	513,833	16,029	371,015
Turk Generating Plant (j)		Coal	73.33%	1,612,618	(2,669)	59
Total				$2,510,152	$35,155	$630,758

			Company’s Share as of December 31, 2011
				Construction
	Fuel	Percent of	Utility Plant	Work in	Accumulated
Company	Type	Ownership	in Service	Progress	Depreciation
			(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	33.33%	$554,555	$16,987	$93,404

I&M
Rockport Generating Plant (Unit No. 1) (b)	Coal	50.0%	$759,033	$19,357	$443,857

OPCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	66.67%	$988,510	$15,344	$188,820
W.C. Beckjord Generating Station	Coal	12.5%	19,131	108	8,476
(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)	Coal	43.5%	309,771	11,633	53,980
J.M. Stuart Generating Station (e)	Coal	26.0%	528,271	13,292	171,830
Wm. H. Zimmer Generating Station (c)	Coal	25.4%	771,158	19,949	376,585
Transmission	NA	(f)	63,115	5,805	49,487
Total			$2,679,956	$66,131	$849,178

PSO
Oklaunion Generating Station (Unit No. 1) (g)	Coal	15.6%	$92,805	$446	$56,539

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)	Lignite	40.2%	$264,487	$465	$193,565
Flint Creek Generating Station (Unit No. 1) (i)	Coal	50.0%	118,163	6,532	62,988
Pirkey Generating Station (Unit No. 1) (i)	Lignite	85.9%	512,557	674	361,667
Turk Generating Plant (j)	Coal	73.33%	-	1,326,013	-
Total			$895,207	$1,333,684	$618,220

(a)       Operated by APCo.

(b)       Operated by I&M.

(c)       Operated by Duke Energy Corporation, a nonaffiliated company. AEP's portion of this unit was impaired in the fourth quarter of 2012. See "Impairments" section of Note 5.

(d)       Operated by OPCo.

(e)       Operated by The Dayton Power & Light Company, a nonaffiliated company.

(f)       Varying percentages of ownership.

(g)       Operated by PSO and also jointly-owned (54.7%) by TNC.

(h)       Operated by CLECO, a nonaffiliated company.

(i)       Operated by SWEPCo.

(j)       Turk Generating Plant was placed in service in December 2012. SWEPCo jointly owns the plant with Arkansas Electric Cooperative Corporation (11.67%), East Texas Electric Cooperative (8.33%) and Oklahoma Municipal Power Authority (6.67%). Through December 2012, construction costs totaling $457 million have been billed to the other owners.

NA       Not applicable.

Southwestern Electric Power Co [Member]
Depreciation, Depletion and Amortization
SWEPCo

2012	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$3,888,230	$1,092,566	2.2%	35	-	65	$-	$-	NA	NA
Transmission	1,115,795	301,159	2.3%	50	-	70	-	-	NA	NA
Distribution	1,758,988	556,904	2.6%	25	-	65	-	-	NA	NA
CWIP	99,783	(a) (8,294)	NM	NM			-	-	NA	NA
Other	397,643	225,254	6.6%	7	-	47	290,611	116,669	NM	NM
Total	$7,260,439	$2,167,589					$290,611	$116,669

2011	Regulated						Nonregulated
			Annual						Annual
Functional	Property,		Composite				Property,		Composite
Class of	Plant and	Accumulated	Depreciation	Depreciable			Plant and	Accumulated	Depreciation	Depreciable
Property	Equipment	Depreciation	Rate	Life Ranges			Equipment	Depreciation	Rate	Life Ranges
	(in thousands)			(in years)			(in thousands)			(in years)
Generation	$2,326,102	$1,060,825	2.1%	35	-	68	$-	$-	NA	NA
Transmission	988,534	285,785	2.3%	50	-	70	-	-	NA	NA
Distribution	1,675,764	535,565	2.6%	25	-	65	-	-	NA	NA
CWIP	1,419,216	(a) (3,527)	NM	NM			24,353	-	NM	NM
Other	400,492	229,695	6.9%	7	-	47	236,527	103,569	NM	NM
Total	$6,810,108	$2,108,343					$260,880	$103,569

2010	Regulated				Nonregulated
	Annual Composite				Annual Composite
	Depreciation	Depreciable			Depreciation	Depreciable
Functional Class of Property	Rate	Life Ranges			Rate	Life Ranges
		(in years)				(in years)
Generation	1.9%	35	-	68	NA	NA
Transmission	2.4%	50	-	70	NA	NA
Distribution	2.7%	25	-	65	NA	NA
CWIP	NM	NM			NM	NM
Other	7.7%	7	-	47	NM	NM

(a) Includes CWIP related to SWEPCo's Arkansas jurisdictional share of the Turk Plant.
NA Not applicable.
NM Not meaningful.

Asset Retirement Obligation (ARO)
	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2011	Expense	Incurred	Settled	Estimates	2012
	(in thousands)
APCo (a)(d)	$112,767	$7,264	$-	$(8,921)	$4,058	$115,168
I&M (a)(b)(d)	1,013,122	53,848	-	(806)	126,149	1,192,313
OPCo (a)(d)	241,828	15,113	-	(8,294)	21,293	269,940
PSO (a)(d)	19,623	1,572	84	(949)	1,669	21,999
SWEPCo (a)(c)(d)(e)	67,183	5,511	17,380	(3,831)	(8,226)	78,017

	ARO as of				Revisions in	ARO as of
	December 31,	Accretion	Liabilities	Liabilities	Cash Flow	December 31,
Company	2010	Expense	Incurred	Settled	Estimates	2011
	(in thousands)
APCo (a)(d)	$141,924	$9,534	$3	$(3,600)	$(35,094)	$112,767
I&M (a)(b)(d)	963,029	51,308	-	(1,370)	155	1,013,122
OPCo (a)(d)	189,271	13,499	165	(4,872)	43,765	241,828
PSO (a)(d)	21,557	1,708	-	(414)	(3,228)	19,623
SWEPCo (a)(c)(d)(e)	59,382	4,114	7,063	(14,947)	11,571	67,183

(a)       Includes ARO related to ash disposal facilities.

(b)       Includes ARO related to nuclear decommissioning costs for the Cook Plant of $1.2 billion and $979 million as of December 31, 2012 and 2011, respectively.

(c)       Includes ARO related to Sabine and DHLC.

(d)       Includes ARO related to asbestos removal.

(e)       The current portion of SWEPCo's ARO totaling $1.5 million as of December 31, 2011 is included in Other Current Liabilities on SWEPCo's balance sheets.

Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization
	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,684	$9,212	$2,967
I&M	9,724	15,395	15,678
OPCo	3,492	5,549	5,949
PSO	2,007	1,317	804
SWEPCo	57,054	48,731	45,646

	Years Ended December 31,
Company	2012	2011	2010
	(in thousands)
APCo	$1,347	$6,257	$2,251
I&M	4,717	7,838	8,500
OPCo	9,046	2,350	3,786
PSO	1,098	822	572
SWEPCo	48,499	40,904	33,668

Jointly-owned Electric Facilities
				Company’s Share as of December 31, 2012
					Construction
		Fuel	Percent of	Utility Plant	Work in	Accumulated
Company		Type	Ownership	in Service	Progress	Depreciation
				(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	33.33%	$563,470	$14,188	$108,441

I&M
Rockport Generating Plant (Unit No. 1) (b)		Coal	50.0%	$762,737	$55,420	$456,436

OPCo
John E. Amos Generating Station (Unit No. 3) (a)		Coal	66.67%	$995,005	$14,093	$213,163
W.C. Beckjord Generating Station		Coal	12.5%	-	-	-
2	(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)		Coal	43.5%	310,342	26,067	58,677
J.M. Stuart Generating Station (e)		Coal	26.0%	541,719	11,151	180,687
Wm. H. Zimmer Generating Station (c)		Coal	25.4%	807,431	1,817	387,209
Transmission		NA	(f)	69,148	4,101	50,516
Total				$2,723,645	$57,229	$890,252

PSO
Oklaunion Generating Station (Unit No. 1) (g)		Coal	15.6%	$93,218	$939	$57,060

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)		Lignite	40.2%	$262,649	$7,523	$195,336
Flint Creek Generating Station (Unit No. 1) (i)		Coal	50.0%	121,052	14,272	64,348
Pirkey Generating Station (Unit No. 1) (i)		Lignite	85.9%	513,833	16,029	371,015
Turk Generating Plant (j)		Coal	73.33%	1,612,618	(2,669)	59
Total				$2,510,152	$35,155	$630,758

			Company’s Share as of December 31, 2011
				Construction
	Fuel	Percent of	Utility Plant	Work in	Accumulated
Company	Type	Ownership	in Service	Progress	Depreciation
			(in thousands)
APCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	33.33%	$554,555	$16,987	$93,404

I&M
Rockport Generating Plant (Unit No. 1) (b)	Coal	50.0%	$759,033	$19,357	$443,857

OPCo
John E. Amos Generating Station (Unit No. 3) (a)	Coal	66.67%	$988,510	$15,344	$188,820
W.C. Beckjord Generating Station	Coal	12.5%	19,131	108	8,476
(Unit No. 6) (c)
Conesville Generating Station (Unit No. 4) (d)	Coal	43.5%	309,771	11,633	53,980
J.M. Stuart Generating Station (e)	Coal	26.0%	528,271	13,292	171,830
Wm. H. Zimmer Generating Station (c)	Coal	25.4%	771,158	19,949	376,585
Transmission	NA	(f)	63,115	5,805	49,487
Total			$2,679,956	$66,131	$849,178

PSO
Oklaunion Generating Station (Unit No. 1) (g)	Coal	15.6%	$92,805	$446	$56,539

SWEPCo
Dolet Hills Generating Station (Unit No. 1) (h)	Lignite	40.2%	$264,487	$465	$193,565
Flint Creek Generating Station (Unit No. 1) (i)	Coal	50.0%	118,163	6,532	62,988
Pirkey Generating Station (Unit No. 1) (i)	Lignite	85.9%	512,557	674	361,667
Turk Generating Plant (j)	Coal	73.33%	-	1,326,013	-
Total			$895,207	$1,333,684	$618,220

(a)       Operated by APCo.

(b)       Operated by I&M.

(c)       Operated by Duke Energy Corporation, a nonaffiliated company. AEP's portion of this unit was impaired in the fourth quarter of 2012. See "Impairments" section of Note 5.

(d)       Operated by OPCo.

(e)       Operated by The Dayton Power & Light Company, a nonaffiliated company.

(f)       Varying percentages of ownership.

(g)       Operated by PSO and also jointly-owned (54.7%) by TNC.

(h)       Operated by CLECO, a nonaffiliated company.

(i)       Operated by SWEPCo.

(j)       Turk Generating Plant was placed in service in December 2012. SWEPCo jointly owns the plant with Arkansas Electric Cooperative Corporation (11.67%), East Texas Electric Cooperative (8.33%) and Oklahoma Municipal Power Authority (6.67%). Through December 2012, construction costs totaling $457 million have been billed to the other owners.

NA       Not applicable.

Cost Reduction Programs (Tables)	12 Months Ended
Dec. 31, 2012
Remaining Accrual
Total
(in millions)
Incurred	$47
Settled	(22)
Balance as of December 31, 2012	$25

Appalachian Power Co [Member] | 2012 Sustainable Cost Reductions
Remaining Accrual
	Expense	Incurred for		Remaining
	Allocation from	Registrant		Balance as of
	AEPSC	Subsidiaries	Settled	December 31, 2012
	(in thousands)
APCo	$6,452	$2,020	$(7,151)	$1,321
I&M	4,167	1,511	(4,321)	1,357
OPCo	9,225	4,273	(10,048)	3,450
PSO	3,020	655	(3,023)	652
SWEPCo	4,199	1,510	(5,082)	627

Appalachian Power Co [Member] | 2010 Cost Reduction Initiatives
Remaining Accrual
	Balance as of			Balance as of
Company	December 31, 2011	Settled	Adjustments	December 31, 2012
	(in thousands)
APCo	$92	$-	$(92)	$-
OPCo	138	(138)	-	-

Schedule of Restructuring and Related Costs
Company	Total Cost Incurred
(in thousands)
APCo	$56,925
I&M	45,036
OPCo	85,400
PSO	24,005
SWEPCo	29,662

Indiana Michigan Power Co [Member] | 2012 Sustainable Cost Reductions
Remaining Accrual
	Expense	Incurred for		Remaining
	Allocation from	Registrant		Balance as of
	AEPSC	Subsidiaries	Settled	December 31, 2012
	(in thousands)
APCo	$6,452	$2,020	$(7,151)	$1,321
I&M	4,167	1,511	(4,321)	1,357
OPCo	9,225	4,273	(10,048)	3,450
PSO	3,020	655	(3,023)	652
SWEPCo	4,199	1,510	(5,082)	627

Indiana Michigan Power Co [Member] | 2010 Cost Reduction Initiatives
Schedule of Restructuring and Related Costs
Company	Total Cost Incurred
(in thousands)
APCo	$56,925
I&M	45,036
OPCo	85,400
PSO	24,005
SWEPCo	29,662

Ohio Power Co [Member] | 2012 Sustainable Cost Reductions
Remaining Accrual
	Expense	Incurred for		Remaining
	Allocation from	Registrant		Balance as of
	AEPSC	Subsidiaries	Settled	December 31, 2012
	(in thousands)
APCo	$6,452	$2,020	$(7,151)	$1,321
I&M	4,167	1,511	(4,321)	1,357
OPCo	9,225	4,273	(10,048)	3,450
PSO	3,020	655	(3,023)	652
SWEPCo	4,199	1,510	(5,082)	627

Ohio Power Co [Member] | 2010 Cost Reduction Initiatives
Remaining Accrual
	Balance as of			Balance as of
Company	December 31, 2011	Settled	Adjustments	December 31, 2012
	(in thousands)
APCo	$92	$-	$(92)	$-
OPCo	138	(138)	-	-

Schedule of Restructuring and Related Costs
Company	Total Cost Incurred
(in thousands)
APCo	$56,925
I&M	45,036
OPCo	85,400
PSO	24,005
SWEPCo	29,662

Public Service Co of Oklahoma [Member] | 2012 Sustainable Cost Reductions
Remaining Accrual
	Expense	Incurred for		Remaining
	Allocation from	Registrant		Balance as of
	AEPSC	Subsidiaries	Settled	December 31, 2012
	(in thousands)
APCo	$6,452	$2,020	$(7,151)	$1,321
I&M	4,167	1,511	(4,321)	1,357
OPCo	9,225	4,273	(10,048)	3,450
PSO	3,020	655	(3,023)	652
SWEPCo	4,199	1,510	(5,082)	627

Public Service Co of Oklahoma [Member] | 2010 Cost Reduction Initiatives
Schedule of Restructuring and Related Costs
Company	Total Cost Incurred
(in thousands)
APCo	$56,925
I&M	45,036
OPCo	85,400
PSO	24,005
SWEPCo	29,662

Southwestern Electric Power Co [Member] | 2012 Sustainable Cost Reductions
Remaining Accrual
	Expense	Incurred for		Remaining
	Allocation from	Registrant		Balance as of
	AEPSC	Subsidiaries	Settled	December 31, 2012
	(in thousands)
APCo	$6,452	$2,020	$(7,151)	$1,321
I&M	4,167	1,511	(4,321)	1,357
OPCo	9,225	4,273	(10,048)	3,450
PSO	3,020	655	(3,023)	652
SWEPCo	4,199	1,510	(5,082)	627

Southwestern Electric Power Co [Member] | 2010 Cost Reduction Initiatives
Schedule of Restructuring and Related Costs
Company	Total Cost Incurred
(in thousands)
APCo	$56,925
I&M	45,036
OPCo	85,400
PSO	24,005
SWEPCo	29,662

Unaudited Quarterly Financial Information (Tables)	12 Months Ended
Dec. 31, 2012
Unaudited Quarterly Financial Information
	2012 Quarterly Periods Ended
	March 31	June 30	September 30	December 31
	(in millions - except per share amounts)
Total Revenues	$3,625	$3,551	$4,156	$3,613
Operating Income	754	741	912	249	(a)(b)
Net Income	390	363	488	21	(a)(b)

Amounts Attributable to AEP Common Shareholders:
Net Income	389	362	487	21	(a)(b)

Basic Earnings per Share Attributable to AEP
Common Shareholders:
Earnings per Share (f)	0.80	0.75	1.00	0.05

Diluted Earnings per Share Attributable to AEP
Common Shareholders:
Earnings per Share (f)	0.80	0.75	1.00	0.05

	2011 Quarterly Periods Ended
	March 31	June 30	September 30		December 31
	(in millions - except per share amounts)
Total Revenues	$3,730	$3,609	$4,333		$3,444
Operating Income	832	717	890	(c)	343	(e)
Income Before Extraordinary Item	355	353	657	(c) (d)	211	(d) (e)
Extraordinary Item, Net of Tax	-	-	273	(d)	100	(d)
Net Income	355	353	930	(c) (d)	311	(d) (e)

Amounts Attributable to AEP Common Shareholders:
Income Before Extraordinary Item	353	352	655	(c) (d)	208	(d) (e)
Extraordinary Item, Net of Tax	-	-	273	(d)	100	(d)
Net Income	353	352	928	(c) (d)	308	(d) (e)

Basic Earnings per Share Attributable to AEP
Common Shareholders:
Earnings per Share Before Extraordinary Item (f)	0.73	0.73	1.35		0.43
Extraordinary Item per Share	-	-	0.57		0.20
Earnings per Share (f)	0.73	0.73	1.92		0.63

Diluted Earnings per Share Attributable to AEP
Common Shareholders:
Earnings per Share Before Extraordinary Item (f)	0.73	0.73	1.35		0.43
Extraordinary Item per Share	-	-	0.57		0.20
Earnings per Share (f)	0.73	0.73	1.92		0.63

(a)       Includes pretax impairments for certain Ohio generation plants (see Note 6).

(b)       See Note 17 for discussion of cost reduction programs in 2012.

(c)       Includes pretax plant impairments (see Note 6) and a provision for refund of POLR charges in Ohio.

(d)       See "TCC Texas Restructuring" section of Note 2 for discussion of gains recorded in the third and fourth quarters of 2011.

(e)        Includes a refund of POLR charges in Ohio and OPCo adjustments for fuel disallowances, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund. Also includes a pretax plant impairment for SWEPCo's Turk Plant (see Note 6).

(f)       Quarterly Earnings per Share amounts are meant to be stand-alone calculations and are not always additive to full-year amount due to rounding.

Appalachian Power Co [Member]
Unaudited Quarterly Financial Information
Quarterly Periods Ended:	APCo	I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2012
Total Revenues	$805,476	$546,207	$1,237,223		$300,531	$348,986
Operating Income	169,190	76,325	269,619		33,490	55,368
Net Income	75,311	39,221	150,830		12,648	36,395

June 30, 2012
Total Revenues	$716,461	$510,876	$1,113,750		$317,311	$390,946
Operating Income	143,426	64,803	210,004		69,299	72,976
Net Income	62,332	29,810	101,423		35,211	54,902

September 30, 2012
Total Revenues	$864,198	$598,204	$1,359,816		$372,872	$485,169
Operating Income	142,722	80,486	279,109		106,196	120,008
Net Income	63,191	39,254	151,510		58,103	89,218

December 31, 2012
Total Revenues	$890,796	$544,824	$1,217,407		$242,224	$352,733
Operating Income (Loss)	142,122	26,080	(81,785)	(a)	21,965	27,544
Net Income (Loss)	56,669	10,172	(60,229)	(a)	8,179	21,998

Quarterly Periods Ended:	APCo		I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2011
Total Revenues	$831,820		$560,492	$1,394,190		$288,003	$362,955
Operating Income	116,061	(b)	95,994	299,396		38,881	54,528
Net Income	38,980	(b)	45,427	165,970		15,389	29,827

June 30, 2011
Total Revenues	$751,445		$521,478	$1,285,558		$328,588	$399,534
Operating Income	88,567		64,351	261,534		64,185	80,054
Net Income	31,627		31,386	142,194		31,560	51,071

September 30, 2011
Total Revenues	$858,336		$611,232	$1,540,231		$457,586	$534,982
Operating Income	122,716		100,352	210,453	(c)	103,006	128,406
Net Income	52,804		51,702	128,339	(c)	57,349	87,795

December 31, 2011
Total Revenues	$763,624		$521,568	$1,211,132		$289,211	$356,355
Operating Income (Loss)	102,236	(d)	20,959	63,321	(e)	34,939	(12,731)	(f)
Net Income (Loss)	39,347	(d)	21,159	28,490	(e)	20,330	(3,567)	(f)

(a)       Includes pretax impairments for certain Ohio generation plants (see Note 5).

(b)       Includes a $41 million increase due to the pretax write-off of a portion of the Mountaineer Carbon Capture and Storage Product Validation Facility as denied for recovery by the WVPSC. This increase was partially offset by the $32 million decrease due to the deferral of 2010 costs related to storms and cost reduction initiatives as allowed by the WVPSC.

(c)       Includes pretax plant impairments for the Sporn Unit 5 shutdown and FGD project at Muskingum River Unit 5 (see Note 5). Also includes a $43 million provision for refund of POLR charges.

(d)       Includes a $31 million pretax write-off related to the disallowance of certain Virginia environmental costs incurred in 2009 and 2010 as a result of APCo's November 2011 Virginia SCC order. Includes a $27 million increase due to a favorable Asset Retirement Obligation adjustment related to the early closure and previous write-off of the Mountaineer Carbon Capture and Storage Product Validation Facility.

(e)       Includes provisions related to the FAC, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund.

(f)       Includes a pretax plant impairment for the Turk Plant (see Note 5).

Indiana Michigan Power Co [Member]
Unaudited Quarterly Financial Information
Quarterly Periods Ended:	APCo	I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2012
Total Revenues	$805,476	$546,207	$1,237,223		$300,531	$348,986
Operating Income	169,190	76,325	269,619		33,490	55,368
Net Income	75,311	39,221	150,830		12,648	36,395

June 30, 2012
Total Revenues	$716,461	$510,876	$1,113,750		$317,311	$390,946
Operating Income	143,426	64,803	210,004		69,299	72,976
Net Income	62,332	29,810	101,423		35,211	54,902

September 30, 2012
Total Revenues	$864,198	$598,204	$1,359,816		$372,872	$485,169
Operating Income	142,722	80,486	279,109		106,196	120,008
Net Income	63,191	39,254	151,510		58,103	89,218

December 31, 2012
Total Revenues	$890,796	$544,824	$1,217,407		$242,224	$352,733
Operating Income (Loss)	142,122	26,080	(81,785)	(a)	21,965	27,544
Net Income (Loss)	56,669	10,172	(60,229)	(a)	8,179	21,998

Quarterly Periods Ended:	APCo		I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2011
Total Revenues	$831,820		$560,492	$1,394,190		$288,003	$362,955
Operating Income	116,061	(b)	95,994	299,396		38,881	54,528
Net Income	38,980	(b)	45,427	165,970		15,389	29,827

June 30, 2011
Total Revenues	$751,445		$521,478	$1,285,558		$328,588	$399,534
Operating Income	88,567		64,351	261,534		64,185	80,054
Net Income	31,627		31,386	142,194		31,560	51,071

September 30, 2011
Total Revenues	$858,336		$611,232	$1,540,231		$457,586	$534,982
Operating Income	122,716		100,352	210,453	(c)	103,006	128,406
Net Income	52,804		51,702	128,339	(c)	57,349	87,795

December 31, 2011
Total Revenues	$763,624		$521,568	$1,211,132		$289,211	$356,355
Operating Income (Loss)	102,236	(d)	20,959	63,321	(e)	34,939	(12,731)	(f)
Net Income (Loss)	39,347	(d)	21,159	28,490	(e)	20,330	(3,567)	(f)

(a)       Includes pretax impairments for certain Ohio generation plants (see Note 5).

(b)       Includes a $41 million increase due to the pretax write-off of a portion of the Mountaineer Carbon Capture and Storage Product Validation Facility as denied for recovery by the WVPSC. This increase was partially offset by the $32 million decrease due to the deferral of 2010 costs related to storms and cost reduction initiatives as allowed by the WVPSC.

(c)       Includes pretax plant impairments for the Sporn Unit 5 shutdown and FGD project at Muskingum River Unit 5 (see Note 5). Also includes a $43 million provision for refund of POLR charges.

(d)       Includes a $31 million pretax write-off related to the disallowance of certain Virginia environmental costs incurred in 2009 and 2010 as a result of APCo's November 2011 Virginia SCC order. Includes a $27 million increase due to a favorable Asset Retirement Obligation adjustment related to the early closure and previous write-off of the Mountaineer Carbon Capture and Storage Product Validation Facility.

(e)       Includes provisions related to the FAC, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund.

(f)       Includes a pretax plant impairment for the Turk Plant (see Note 5).

Ohio Power Co [Member]
Unaudited Quarterly Financial Information
Quarterly Periods Ended:	APCo	I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2012
Total Revenues	$805,476	$546,207	$1,237,223		$300,531	$348,986
Operating Income	169,190	76,325	269,619		33,490	55,368
Net Income	75,311	39,221	150,830		12,648	36,395

June 30, 2012
Total Revenues	$716,461	$510,876	$1,113,750		$317,311	$390,946
Operating Income	143,426	64,803	210,004		69,299	72,976
Net Income	62,332	29,810	101,423		35,211	54,902

September 30, 2012
Total Revenues	$864,198	$598,204	$1,359,816		$372,872	$485,169
Operating Income	142,722	80,486	279,109		106,196	120,008
Net Income	63,191	39,254	151,510		58,103	89,218

December 31, 2012
Total Revenues	$890,796	$544,824	$1,217,407		$242,224	$352,733
Operating Income (Loss)	142,122	26,080	(81,785)	(a)	21,965	27,544
Net Income (Loss)	56,669	10,172	(60,229)	(a)	8,179	21,998

Quarterly Periods Ended:	APCo		I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2011
Total Revenues	$831,820		$560,492	$1,394,190		$288,003	$362,955
Operating Income	116,061	(b)	95,994	299,396		38,881	54,528
Net Income	38,980	(b)	45,427	165,970		15,389	29,827

June 30, 2011
Total Revenues	$751,445		$521,478	$1,285,558		$328,588	$399,534
Operating Income	88,567		64,351	261,534		64,185	80,054
Net Income	31,627		31,386	142,194		31,560	51,071

September 30, 2011
Total Revenues	$858,336		$611,232	$1,540,231		$457,586	$534,982
Operating Income	122,716		100,352	210,453	(c)	103,006	128,406
Net Income	52,804		51,702	128,339	(c)	57,349	87,795

December 31, 2011
Total Revenues	$763,624		$521,568	$1,211,132		$289,211	$356,355
Operating Income (Loss)	102,236	(d)	20,959	63,321	(e)	34,939	(12,731)	(f)
Net Income (Loss)	39,347	(d)	21,159	28,490	(e)	20,330	(3,567)	(f)

(a)       Includes pretax impairments for certain Ohio generation plants (see Note 5).

(b)       Includes a $41 million increase due to the pretax write-off of a portion of the Mountaineer Carbon Capture and Storage Product Validation Facility as denied for recovery by the WVPSC. This increase was partially offset by the $32 million decrease due to the deferral of 2010 costs related to storms and cost reduction initiatives as allowed by the WVPSC.

(c)       Includes pretax plant impairments for the Sporn Unit 5 shutdown and FGD project at Muskingum River Unit 5 (see Note 5). Also includes a $43 million provision for refund of POLR charges.

(d)       Includes a $31 million pretax write-off related to the disallowance of certain Virginia environmental costs incurred in 2009 and 2010 as a result of APCo's November 2011 Virginia SCC order. Includes a $27 million increase due to a favorable Asset Retirement Obligation adjustment related to the early closure and previous write-off of the Mountaineer Carbon Capture and Storage Product Validation Facility.

(e)       Includes provisions related to the FAC, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund.

(f)       Includes a pretax plant impairment for the Turk Plant (see Note 5).

Public Service Co of Oklahoma [Member]
Unaudited Quarterly Financial Information
Quarterly Periods Ended:	APCo	I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2012
Total Revenues	$805,476	$546,207	$1,237,223		$300,531	$348,986
Operating Income	169,190	76,325	269,619		33,490	55,368
Net Income	75,311	39,221	150,830		12,648	36,395

June 30, 2012
Total Revenues	$716,461	$510,876	$1,113,750		$317,311	$390,946
Operating Income	143,426	64,803	210,004		69,299	72,976
Net Income	62,332	29,810	101,423		35,211	54,902

September 30, 2012
Total Revenues	$864,198	$598,204	$1,359,816		$372,872	$485,169
Operating Income	142,722	80,486	279,109		106,196	120,008
Net Income	63,191	39,254	151,510		58,103	89,218

December 31, 2012
Total Revenues	$890,796	$544,824	$1,217,407		$242,224	$352,733
Operating Income (Loss)	142,122	26,080	(81,785)	(a)	21,965	27,544
Net Income (Loss)	56,669	10,172	(60,229)	(a)	8,179	21,998

Quarterly Periods Ended:	APCo		I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2011
Total Revenues	$831,820		$560,492	$1,394,190		$288,003	$362,955
Operating Income	116,061	(b)	95,994	299,396		38,881	54,528
Net Income	38,980	(b)	45,427	165,970		15,389	29,827

June 30, 2011
Total Revenues	$751,445		$521,478	$1,285,558		$328,588	$399,534
Operating Income	88,567		64,351	261,534		64,185	80,054
Net Income	31,627		31,386	142,194		31,560	51,071

September 30, 2011
Total Revenues	$858,336		$611,232	$1,540,231		$457,586	$534,982
Operating Income	122,716		100,352	210,453	(c)	103,006	128,406
Net Income	52,804		51,702	128,339	(c)	57,349	87,795

December 31, 2011
Total Revenues	$763,624		$521,568	$1,211,132		$289,211	$356,355
Operating Income (Loss)	102,236	(d)	20,959	63,321	(e)	34,939	(12,731)	(f)
Net Income (Loss)	39,347	(d)	21,159	28,490	(e)	20,330	(3,567)	(f)

(a)       Includes pretax impairments for certain Ohio generation plants (see Note 5).

(b)       Includes a $41 million increase due to the pretax write-off of a portion of the Mountaineer Carbon Capture and Storage Product Validation Facility as denied for recovery by the WVPSC. This increase was partially offset by the $32 million decrease due to the deferral of 2010 costs related to storms and cost reduction initiatives as allowed by the WVPSC.

(c)       Includes pretax plant impairments for the Sporn Unit 5 shutdown and FGD project at Muskingum River Unit 5 (see Note 5). Also includes a $43 million provision for refund of POLR charges.

(d)       Includes a $31 million pretax write-off related to the disallowance of certain Virginia environmental costs incurred in 2009 and 2010 as a result of APCo's November 2011 Virginia SCC order. Includes a $27 million increase due to a favorable Asset Retirement Obligation adjustment related to the early closure and previous write-off of the Mountaineer Carbon Capture and Storage Product Validation Facility.

(e)       Includes provisions related to the FAC, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund.

(f)       Includes a pretax plant impairment for the Turk Plant (see Note 5).

Southwestern Electric Power Co [Member]
Unaudited Quarterly Financial Information
Quarterly Periods Ended:	APCo	I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2012
Total Revenues	$805,476	$546,207	$1,237,223		$300,531	$348,986
Operating Income	169,190	76,325	269,619		33,490	55,368
Net Income	75,311	39,221	150,830		12,648	36,395

June 30, 2012
Total Revenues	$716,461	$510,876	$1,113,750		$317,311	$390,946
Operating Income	143,426	64,803	210,004		69,299	72,976
Net Income	62,332	29,810	101,423		35,211	54,902

September 30, 2012
Total Revenues	$864,198	$598,204	$1,359,816		$372,872	$485,169
Operating Income	142,722	80,486	279,109		106,196	120,008
Net Income	63,191	39,254	151,510		58,103	89,218

December 31, 2012
Total Revenues	$890,796	$544,824	$1,217,407		$242,224	$352,733
Operating Income (Loss)	142,122	26,080	(81,785)	(a)	21,965	27,544
Net Income (Loss)	56,669	10,172	(60,229)	(a)	8,179	21,998

Quarterly Periods Ended:	APCo		I&M	OPCo		PSO	SWEPCo
	(in thousands)
March 31, 2011
Total Revenues	$831,820		$560,492	$1,394,190		$288,003	$362,955
Operating Income	116,061	(b)	95,994	299,396		38,881	54,528
Net Income	38,980	(b)	45,427	165,970		15,389	29,827

June 30, 2011
Total Revenues	$751,445		$521,478	$1,285,558		$328,588	$399,534
Operating Income	88,567		64,351	261,534		64,185	80,054
Net Income	31,627		31,386	142,194		31,560	51,071

September 30, 2011
Total Revenues	$858,336		$611,232	$1,540,231		$457,586	$534,982
Operating Income	122,716		100,352	210,453	(c)	103,006	128,406
Net Income	52,804		51,702	128,339	(c)	57,349	87,795

December 31, 2011
Total Revenues	$763,624		$521,568	$1,211,132		$289,211	$356,355
Operating Income (Loss)	102,236	(d)	20,959	63,321	(e)	34,939	(12,731)	(f)
Net Income (Loss)	39,347	(d)	21,159	28,490	(e)	20,330	(3,567)	(f)

(a)       Includes pretax impairments for certain Ohio generation plants (see Note 5).

(b)       Includes a $41 million increase due to the pretax write-off of a portion of the Mountaineer Carbon Capture and Storage Product Validation Facility as denied for recovery by the WVPSC. This increase was partially offset by the $32 million decrease due to the deferral of 2010 costs related to storms and cost reduction initiatives as allowed by the WVPSC.

(c)       Includes pretax plant impairments for the Sporn Unit 5 shutdown and FGD project at Muskingum River Unit 5 (see Note 5). Also includes a $43 million provision for refund of POLR charges.

(d)       Includes a $31 million pretax write-off related to the disallowance of certain Virginia environmental costs incurred in 2009 and 2010 as a result of APCo's November 2011 Virginia SCC order. Includes a $27 million increase due to a favorable Asset Retirement Obligation adjustment related to the early closure and previous write-off of the Mountaineer Carbon Capture and Storage Product Validation Facility.

(e)       Includes provisions related to the FAC, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund.

(f)       Includes a pretax plant impairment for the Turk Plant (see Note 5).

Goodwill and Other Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill and Other Intangible Assets (Tables) [Abstract]
Changes in Carrying Amount of Goodwill
			Generation
	Utility	AEP River	and	AEP
	Operations	Operations	Marketing	Consolidated
	(in millions)
Balance as of December 31, 2010	$37	$39	$-	$76
Impairment Losses	-	-	-	-
Balance as of December 31, 2011	37	39	-	76
Acquired Goodwill	-	-	15	15
Impairment Losses	-	-	-	-
Balance as of December 31, 2012	$37	$39	$15	$91

Amortization Life, Gross Carrying Amount and Accumulated Amortization by Major Asset Class
		December 31,
		2012		2011
		Gross		Gross
	Amortization	Carrying	Accumulated	Carrying	Accumulated
	Life	Amount	Amortization	Amount	Amortization
	(in years)	(in millions)
Easements	10	$-	$-	$2	$2
Purchased Technology	10	-	-	11	11
Acquired Customer Contracts	5	58	34	-	-
Total		$58	$34	$13	$13

Organization and Summary of Significant Accounting Policies (Details) (USD $)	3 Months Ended																12 Months Ended
	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011		Mar. 31, 2011		Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Accumulated Other Comprehensive Income (Loss) (AOCI)
Cash Flow Hedges, Net of Tax	$ (38,000,000)								$ (23,000,000)								$ (38,000,000)	$ (23,000,000)		$ 11,000,000		$ (15,000,000)
Securities Available for Sale, Net of Tax	4,000,000								2,000,000								4,000,000	2,000,000		4,000,000
Amortization of Pension and OPEB Deferred Costs, Net of Tax	112,000,000								81,000,000								112,000,000	81,000,000
Pension and OPEB Funded Status, Net of Tax	(415,000,000)								(530,000,000)								(415,000,000)	(530,000,000)
Total	(337,000,000)								(470,000,000)								(337,000,000)	(470,000,000)
Amounts Attributable to AEP Common Shareholders
Income Before Extraordinary Item									208,000,000	[1],[2]	655,000,000	[1],[3]	352,000,000		353,000,000		1,259,000,000	1,568,000,000		1,211,000,000
Extraordinary Item, Net of Tax									100,000,000	[1]	273,000,000	[1]	0		0		0	373,000,000		0
Net Income	21,000,000	[4],[5]	487,000,000		362,000,000		389,000,000		308,000,000	[1],[2]	928,000,000	[1],[3]	352,000,000		353,000,000		1,259,000,000	1,941,000,000		1,211,000,000
Earnings Attributable To AEP Common Shareholders	21,000,000	[4],[5]	487,000,000		362,000,000		389,000,000		308,000,000	[1],[2]	928,000,000	[1],[3]	352,000,000		353,000,000		1,259,000,000	1,941,000,000		1,211,000,000
Weighted Average Number of Basic AEP Common Shares Outstanding																	484,682,469	482,169,282		479,373,306
Total Basic Earnings Per Share Attributable to AEP Common Shareholders	$ 0.05	[6]	$ 1	[6]	$ 0.75	[6]	$ 0.8	[6]	$ 0.63	[6]	$ 1.92	[6]	$ 0.73	[6]	$ 0.73	[6]	$ 2.6	$ 4.02		$ 2.53
Weighted Average Dilutive Effect of:
Weighted Average Number of Diluted AEP Common Shares Outstanding																	485,084,694	482,460,328		479,601,442
Total Diluted Earnings Per Share Attributable to AEP Common Shareholders	$ 0.05	[6]	$ 1	[6]	$ 0.75	[6]	$ 0.8	[6]	$ 0.63	[6]	$ 1.92	[6]	$ 0.73	[6]	$ 0.73	[6]	$ 2.6	$ 4.02		$ 2.53
Net Increase (Decrease) in Depreciation Expense
Increase in Depreciation of Ohio Generation Assets as a Result of Revised Depreciation Rates	52,000,000																52,000,000
AEP Consolidated Expenses - Purchased Electricity for Resale:
Ohio Valley Electric Corporation (43.47% Owned)																		66,000,000		10,000,000
Cash Paid (Received) for:
Cash Paid for Interest, Net of Capitalized Amounts																	931,000,000	900,000,000		958,000,000
Net Cash Paid (Received) for Income Taxes																	(82,000,000)	(118,000,000)		(268,000,000)
Noncash Investing and Financing Activities:
Noncash Acquisitions Under Capital Leases																	63,000,000	54,000,000		225,000,000
Noncash Assumption of Liabilities Related to Acquisitions																	56,000,000	0		0
Construction Expenditures Included in Current Liabilities as of December 31,																	439,000,000	380,000,000		267,000,000
Acquisition of Nuclear Fuel Included in Current Liabilities as of December 31,	35,000,000								1,000,000								35,000,000	1,000,000		0
Expected Reimbursement for Spent Nuclear Fuel Dry Cask Storage																	30,000,000	0		0
Organization and Summary of Significant Accounting Policies (Textuals) [Abstract]
Antidilutive Shares Outstanding																	0	0		136,250
Aggregate Power Participation Ratio	43.47%																43.47%
Supplemental Agreement During the Period Between Parties to Interconnection Agreement and OVEC																		66,000,000		10,000,000
Ohio Valley Electric Corporation [Member]
Organization and Summary of Significant Accounting Policies (Textuals) [Abstract]
AEP's Ownership in OVEC	43.47%																43.47%
AEP's Investment in OVEC	4,408,000																4,408,000
Pension Plans [Member] | Equity [Member]
Target Asset Allocations
Target Asset Allocation																	40.00%
Pension Plans [Member] | Fixed Income [Member]
Target Asset Allocations
Target Asset Allocation																	50.00%
Pension Plans [Member] | Other Investments [Member]
Target Asset Allocations
Target Asset Allocation																	10.00%
Other Postretirement Benefit Plans [Member] | Equity [Member]
Target Asset Allocations
Target Asset Allocation																	66.00%
Other Postretirement Benefit Plans [Member] | Fixed Income [Member]
Target Asset Allocations
Target Asset Allocation																	33.00%
Other Postretirement Benefit Plans [Member] | Cash [Member]
Target Asset Allocations
Target Asset Allocation																	1.00%
Appalachian Power Co [Member]
Accumulated Other Comprehensive Income (Loss) (AOCI)
Cash Flow Hedges, Net of Tax	1,433,000								(285,000)								1,433,000	(285,000)		(56,000)		(7,193,000)
Amortization of Pension and OPEB Deferred Costs, Net of Tax	19,118,000								15,521,000								19,118,000	15,521,000
Pension and OPEB Funded Status, Net of Tax	(50,449,000)								(73,779,000)								(50,449,000)	(73,779,000)
Total	(29,898,000)								(58,543,000)								(29,898,000)	(58,543,000)
Amounts Attributable to AEP Common Shareholders
Net Income																	257,503,000	161,013,000		135,768,000
Earnings Attributable To AEP Common Shareholders																	257,503,000	161,013,000		135,768,000
AEP Consolidated Revenues - Utility Operations:
Ohio Valley Electric Corporation (43.47% Owned)																	318,199,000	359,802,000		316,207,000
Cash Paid (Received) for:
Cash Paid for Interest, Net of Capitalized Amounts																	200,383,000	198,465,000		202,884,000
Net Cash Paid (Received) for Income Taxes																	31,418,000	(66,520,000)		(153,205,000)
Noncash Investing and Financing Activities:
Noncash Acquisitions Under Capital Leases																	3,366,000	2,692,000		22,772,000
Government Grants Included in Accounts Receivable as of December 31,																	0	1,048,000		1,049,000
Construction Expenditures Included in Current Liabilities as of December 31,																	62,177,000	65,308,000		66,048,000
Organization and Summary of Significant Accounting Policies (Textuals) [Abstract]
Aggregate Power Participation Ratio	43.47%																43.47%
Appalachian Power Co [Member] | Pension Plans [Member] | Equity [Member]
Target Asset Allocations
Target Asset Allocation																	40.00%
Appalachian Power Co [Member] | Pension Plans [Member] | Fixed Income [Member]
Target Asset Allocations
Target Asset Allocation																	50.00%
Appalachian Power Co [Member] | Pension Plans [Member] | Other Investments [Member]
Target Asset Allocations
Target Asset Allocation																	10.00%
Appalachian Power Co [Member] | Other Postretirement Benefit Plans [Member] | Equity [Member]
Target Asset Allocations
Target Asset Allocation																	66.00%
Appalachian Power Co [Member] | Other Postretirement Benefit Plans [Member] | Fixed Income [Member]
Target Asset Allocations
Target Asset Allocation																	33.00%
Appalachian Power Co [Member] | Other Postretirement Benefit Plans [Member] | Cash [Member]
Target Asset Allocations
Target Asset Allocation																	1.00%
Indiana Michigan Power Co [Member]
Accumulated Other Comprehensive Income (Loss) (AOCI)
Cash Flow Hedges, Net of Tax	(20,093,000)								(15,284,000)								(20,093,000)	(15,284,000)		(8,685,000)		(9,896,000)
Amortization of Pension and OPEB Deferred Costs, Net of Tax	4,201,000								3,088,000								4,201,000	3,088,000
Pension and OPEB Funded Status, Net of Tax	(12,991,000)								(16,025,000)								(12,991,000)	(16,025,000)
Total	(28,883,000)								(28,221,000)								(28,883,000)	(28,221,000)
Amounts Attributable to AEP Common Shareholders
Net Income																	118,457,000	149,048,000		125,752,000
Earnings Attributable To AEP Common Shareholders																	118,457,000	149,048,000		125,752,000
AEP Consolidated Revenues - Utility Operations:
Ohio Valley Electric Corporation (43.47% Owned)																	268,408,000	320,184,000		330,951,000
AEP Consolidated Revenues - Other Revenues:
Ohio Valley Electric Corporation - Barging and Other Transportation Services (43.47% Owned)																	117,052,000	109,053,000		114,070,000
Cash Paid (Received) for:
Cash Paid for Interest, Net of Capitalized Amounts																	98,130,000	95,124,000		100,617,000
Net Cash Paid (Received) for Income Taxes																	(21,196,000)	(96,452,000)		(71,268,000)
Noncash Investing and Financing Activities:
Noncash Acquisitions Under Capital Leases																	6,243,000	3,454,000		10,000,000
Construction Expenditures Included in Current Liabilities as of December 31,																	112,622,000	42,992,000		21,757,000
Acquisition of Nuclear Fuel Included in Current Liabilities as of December 31,	35,493,000								715,000								35,493,000	715,000		308,000
Noncash Increase in Long-term Debt Through the Fort Wayne Lease Settlement																	0	26,802,000		0
Expected Reimbursement for Spent Nuclear Fuel Dry Cask Storage																	30,332,000	0		0
Organization and Summary of Significant Accounting Policies (Textuals) [Abstract]
Aggregate Power Participation Ratio	43.47%																43.47%
Indiana Michigan Power Co [Member] | Pension Plans [Member] | Equity [Member]
Target Asset Allocations
Target Asset Allocation																	40.00%
Indiana Michigan Power Co [Member] | Pension Plans [Member] | Fixed Income [Member]
Target Asset Allocations
Target Asset Allocation																	50.00%
Indiana Michigan Power Co [Member] | Pension Plans [Member] | Other Investments [Member]
Target Asset Allocations
Target Asset Allocation																	10.00%
Indiana Michigan Power Co [Member] | Other Postretirement Benefit Plans [Member] | Equity [Member]
Target Asset Allocations
Target Asset Allocation																	66.00%
Indiana Michigan Power Co [Member] | Other Postretirement Benefit Plans [Member] | Fixed Income [Member]
Target Asset Allocations
Target Asset Allocation																	33.00%
Indiana Michigan Power Co [Member] | Other Postretirement Benefit Plans [Member] | Cash [Member]
Target Asset Allocations
Target Asset Allocation																	1.00%
Ohio Power Co [Member]
Accumulated Other Comprehensive Income (Loss) (AOCI)
Cash Flow Hedges, Net of Tax	7,183,000								7,706,000								7,183,000	7,706,000		10,449,000		11,430,000
Amortization of Pension and OPEB Deferred Costs, Net of Tax	45,938,000								32,977,000								45,938,000	32,977,000
Pension and OPEB Funded Status, Net of Tax	(218,846,000)								(238,405,000)								(218,846,000)	(238,405,000)
Total	(165,725,000)								(197,722,000)								(165,725,000)	(197,722,000)
Amounts Attributable to AEP Common Shareholders
Net Income																	343,534,000	463,734,000		540,735,000
Earnings Attributable To AEP Common Shareholders																	343,534,000	463,734,000		540,735,000
Net Increase (Decrease) in Depreciation Expense
Increase in Depreciation of Ohio Generation Assets as a Result of Revised Depreciation Rates	52,000,000																52,000,000
AEP Consolidated Revenues - Utility Operations:
Ohio Valley Electric Corporation (43.47% Owned)																	847,294,000	977,999,000		991,285,000
AEP Consolidated Revenues - Other Revenues:
Ohio Valley Electric Corporation - Barging and Other Transportation Services (43.47% Owned)																	39,401,000	27,903,000		21,069,000
Cash Paid (Received) for:
Cash Paid for Interest, Net of Capitalized Amounts																	212,753,000	226,711,000		239,984,000
Net Cash Paid (Received) for Income Taxes																	69,771,000	81,740,000		(78,268,000)
Noncash Investing and Financing Activities:
Noncash Acquisitions Under Capital Leases																	8,602,000	5,766,000		33,369,000
Government Grants Included in Accounts Receivable as of December 31,																	660,000	1,383,000		9,260,000
Construction Expenditures Included in Current Liabilities as of December 31,																	84,321,000	61,428,000		31,939,000
Organization and Summary of Significant Accounting Policies (Textuals) [Abstract]
Aggregate Power Participation Ratio	43.47%																43.47%
Ohio Power Co [Member] | Ohio Valley Electric Corporation [Member]
Organization and Summary of Significant Accounting Policies (Textuals) [Abstract]
AEP's Ownership in OVEC	4.30%																4.30%
AEP's Investment in OVEC	430,000																430,000
Ohio Power Co [Member] | Pension Plans [Member] | Equity [Member]
Target Asset Allocations
Target Asset Allocation																	40.00%
Ohio Power Co [Member] | Pension Plans [Member] | Fixed Income [Member]
Target Asset Allocations
Target Asset Allocation																	50.00%
Ohio Power Co [Member] | Pension Plans [Member] | Other Investments [Member]
Target Asset Allocations
Target Asset Allocation																	10.00%
Ohio Power Co [Member] | Other Postretirement Benefit Plans [Member] | Equity [Member]
Target Asset Allocations
Target Asset Allocation																	66.00%
Ohio Power Co [Member] | Other Postretirement Benefit Plans [Member] | Fixed Income [Member]
Target Asset Allocations
Target Asset Allocation																	33.00%
Ohio Power Co [Member] | Other Postretirement Benefit Plans [Member] | Cash [Member]
Target Asset Allocations
Target Asset Allocation																	1.00%
Public Service Co of Oklahoma [Member]
Accumulated Other Comprehensive Income (Loss) (AOCI)
Cash Flow Hedges, Net of Tax	6,481,000								7,149,000								6,481,000	7,149,000		8,494,000		(599,000)
Total	6,481,000								7,149,000								6,481,000	7,149,000
Amounts Attributable to AEP Common Shareholders
Net Income																	114,141,000	124,194,000		72,587,000
Earnings Attributable To AEP Common Shareholders																	114,141,000	124,194,000		72,587,000
AEP Consolidated Revenues - Utility Operations:
Ohio Valley Electric Corporation (43.47% Owned)																	22,603,000	14,192,000		23,528,000
Cash Paid (Received) for:
Cash Paid for Interest, Net of Capitalized Amounts																	52,403,000	37,573,000		57,970,000
Net Cash Paid (Received) for Income Taxes																	27,229,000	(16,043,000)		(16,770,000)
Noncash Investing and Financing Activities:
Noncash Acquisitions Under Capital Leases																	1,542,000	1,078,000		13,794,000
Construction Expenditures Included in Current Liabilities as of December 31,																	27,118,000	28,427,000		6,842,000
Public Service Co of Oklahoma [Member] | Pension Plans [Member] | Equity [Member]
Target Asset Allocations
Target Asset Allocation																	40.00%
Public Service Co of Oklahoma [Member] | Pension Plans [Member] | Fixed Income [Member]
Target Asset Allocations
Target Asset Allocation																	50.00%
Public Service Co of Oklahoma [Member] | Pension Plans [Member] | Other Investments [Member]
Target Asset Allocations
Target Asset Allocation																	10.00%
Public Service Co of Oklahoma [Member] | Other Postretirement Benefit Plans [Member] | Equity [Member]
Target Asset Allocations
Target Asset Allocation																	66.00%
Public Service Co of Oklahoma [Member] | Other Postretirement Benefit Plans [Member] | Fixed Income [Member]
Target Asset Allocations
Target Asset Allocation																	33.00%
Public Service Co of Oklahoma [Member] | Other Postretirement Benefit Plans [Member] | Cash [Member]
Target Asset Allocations
Target Asset Allocation																	1.00%
Southwestern Electric Power Co [Member]
Accumulated Other Comprehensive Income (Loss) (AOCI)
Cash Flow Hedges, Net of Tax	(15,549,000)								(15,524,000)								(15,549,000)	(15,524,000)		(4,190,000)		(4,935,000)
Amortization of Pension and OPEB Deferred Costs, Net of Tax	4,778,000								4,113,000								4,778,000	4,113,000
Pension and OPEB Funded Status, Net of Tax	(7,089,000)								(15,404,000)								(7,089,000)	(15,404,000)
Total	(17,860,000)								(26,815,000)								(17,860,000)	(26,815,000)
Amounts Attributable to AEP Common Shareholders
Net Income																	198,891,000	160,706,000		142,362,000
Earnings Attributable To AEP Common Shareholders																	198,891,000	160,706,000		142,362,000
AEP Consolidated Revenues - Utility Operations:
Ohio Valley Electric Corporation (43.47% Owned)																	37,441,000	57,615,000		51,870,000
Cash Paid (Received) for:
Cash Paid for Interest, Net of Capitalized Amounts																	68,918,000	71,713,000		70,729,000
Net Cash Paid (Received) for Income Taxes																	(191,638,000)	(336,000)		8,350,000
Noncash Investing and Financing Activities:
Noncash Acquisitions Under Capital Leases																	20,547,000	13,334,000		1,593,000
Noncash Assumption of Liabilities Related to Acquisitions																	0	0		8,400,000
Construction Expenditures Included in Current Liabilities as of December 31,																	55,767,000	109,600,000		94,836,000
Southwestern Electric Power Co [Member] | Pension Plans [Member] | Equity [Member]
Target Asset Allocations
Target Asset Allocation																	40.00%
Southwestern Electric Power Co [Member] | Pension Plans [Member] | Fixed Income [Member]
Target Asset Allocations
Target Asset Allocation																	50.00%
Southwestern Electric Power Co [Member] | Pension Plans [Member] | Other Investments [Member]
Target Asset Allocations
Target Asset Allocation																	10.00%
Southwestern Electric Power Co [Member] | Other Postretirement Benefit Plans [Member] | Equity [Member]
Target Asset Allocations
Target Asset Allocation																	66.00%
Southwestern Electric Power Co [Member] | Other Postretirement Benefit Plans [Member] | Fixed Income [Member]
Target Asset Allocations
Target Asset Allocation																	33.00%
Southwestern Electric Power Co [Member] | Other Postretirement Benefit Plans [Member] | Cash [Member]
Target Asset Allocations
Target Asset Allocation																	1.00%
Ohio Valley Electric Corporation [Member]
AEP Consolidated Revenues - Utility Operations:
Ohio Valley Electric Corporation (43.47% Owned)																	0	0		(20,000,000)	[7]
AEP Consolidated Revenues - Other Revenues:
Ohio Valley Electric Corporation - Barging and Other Transportation Services (43.47% Owned)																	30,000,000	37,000,000		29,000,000
AEP Consolidated Expenses - Purchased Electricity for Resale:
Ohio Valley Electric Corporation (43.47% Owned)																	273,000,000	383,000,000	[8]	302,000,000	[8]
Organization and Summary of Significant Accounting Policies (Textuals) [Abstract]
Approximate OVEC Generating Capacity (In MWs)	2,200																2,200
Number of OVEC Generating Plants	2																2
Number of Plants Operating with Environmental Controls	1																1
Number of Plants Scheduled to be Operating with Environmental Controls	1																1
Supplemental Agreement During the Period Between Parties to Interconnection Agreement and OVEC																	273,000,000	383,000,000	[8]	302,000,000	[8]
Ohio Valley Electric Corporation [Member] | Environmental Project [Member]
Organization and Summary of Significant Accounting Policies (Textuals) [Abstract]
Capital Expenditures Authorized	1,400,000,000																1,400,000,000
Completed Financing Through Debt Issuances	$ 1,400,000,000																$ 1,400,000,000
Performance Share Units [Member]
Weighted Average Dilutive Effect of:
Weighted Average Dilutive Effect of Shares																	0	0		100,000
Dilutive Securities, Effect on Basic Earnings Per Share																	$ 0	$ 0		$ 0
Stock Options [Member]
Weighted Average Dilutive Effect of:
Weighted Average Dilutive Effect of Shares																	0	100,000		0
Dilutive Securities, Effect on Basic Earnings Per Share																	$ 0	$ 0		$ 0
Restricted Stock Units [Member]
Weighted Average Dilutive Effect of:
Weighted Average Dilutive Effect of Shares																	400,000	200,000		100,000
Dilutive Securities, Effect on Basic Earnings Per Share																	$ 0	$ 0		$ 0

[1]	See "TCC Texas Restructuring" section of Note 2 for discussion of gains recorded in the third and fourth quarters of 2011.
[2]	Includes a refund of POLR charges in Ohio and OPCo adjustments for fuel disallowances, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund. Also includes a pretax plant impairment for SWEPCo's Turk Plant (see Note 6).
[3]	Includes pretax plant impairments (see Note 6) and a provision for refund of POLR charges in Ohio.
[4]	Includes pretax impairments for certain Ohio generation plants (see Note 6).
[5]	See Note 17 for discussion of cost reduction programs in 2012.
[6]	Quarterly Earnings per Share amounts are meant to be stand-alone calculations and are not always additive to full-year amount due to rounding.
[7]	The parties to the Interconnection Agreement purchased power from OVEC to serve off-system sales through an agreement that began in January 2010 and ended in June 2010.
[8]	The parties to the Interconnection Agreement purchased power from OVEC to serve retail sales in 2011 and 2010. The total amount reported in 2011 and 2010 includes $66 million and $10 million, respectively, related to these agreements.

New Accounting Pronouncements and Extraordinary Item (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended						12 Months Ended
	Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Extraordinary Item
Extraordinary Item, Net of Tax	$ 100	[1]	$ 273	[1]	$ 0	$ 0	$ 0	$ 373	$ 0
Reversal of Capacity Auction True Up Disallowance [Member]
Extraordinary Item
Extraordinary Item, Gain or Loss, Gross								421
Extraordinary Item, Net of Tax								273
Reversal of Regulatory Credits [Member]
Extraordinary Item
Extraordinary Item, Gain or Loss, Gross								65
Extraordinary Item, Net of Tax								42
Reversal of Accumulated Deferred Investment Tax Credits [Member]
Extraordinary Item
Extraordinary Item, Gain or Loss, Gross								89
Extraordinary Item, Net of Tax								$ 58

[1]	See "TCC Texas Restructuring" section of Note 2 for discussion of gains recorded in the third and fourth quarters of 2011.

Rate Matters (Details) (USD $)	12 Months Ended						3 Months Ended		12 Months Ended													1 Months Ended				12 Months Ended	1 Months Ended				12 Months Ended																12 Months Ended		12 Months Ended							1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended														12 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended					1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended			12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Appalachian Power Co [Member]	Dec. 31, 2011 Appalachian Power Co [Member]	Dec. 31, 2010 Appalachian Power Co [Member]	Mar. 31, 2011 Appalachian Power Co [Member] Mountaineer Carbon Capture And Storage Product Validation Facility [Member]	Dec. 31, 2011 Appalachian Power Co [Member] Virginia Environmental Rate Adjustment Clause [Member]	Dec. 31, 2012 Southwestern Electric Power Co [Member]	Dec. 31, 2011 Southwestern Electric Power Co [Member]	Dec. 31, 2010 Southwestern Electric Power Co [Member]	Dec. 31, 2012 Ohio Power Co [Member]	Dec. 31, 2011 Ohio Power Co [Member]	Dec. 31, 2010 Ohio Power Co [Member]	Dec. 31, 2012 Public Service Co of Oklahoma [Member]	Dec. 31, 2011 Public Service Co of Oklahoma [Member]	Dec. 31, 2010 Public Service Co of Oklahoma [Member]	Dec. 31, 2012 Indiana Michigan Power Co [Member]	Dec. 31, 2011 Indiana Michigan Power Co [Member]	Dec. 31, 2010 Indiana Michigan Power Co [Member]	Dec. 31, 2012 Ohio Electric Security Plan Filing [Member]	Jan. 31, 2013 Ohio Electric Security Plan Filing [Member] Subsequent Event [Member]	Dec. 31, 2012 Ohio Electric Security Plan Filing [Member] Storm Costs [Member]	Dec. 31, 2012 Ohio Electric Security Plan Filing [Member] Ohio Capacity Deferral [Member]	Dec. 31, 2012 Ohio Electric Security Plan Filing [Member] Deferred Fuel Costs [Member]	Dec. 31, 2012 Ohio Electric Security Plan Filing [Member] Ohio Power Co [Member]	Jan. 31, 2013 Ohio Electric Security Plan Filing [Member] Ohio Power Co [Member] Subsequent Event [Member]	Dec. 31, 2012 Ohio Electric Security Plan Filing [Member] Ohio Power Co [Member] Storm Costs [Member]	Dec. 31, 2012 Ohio Electric Security Plan Filing [Member] Ohio Power Co [Member] Ohio Capacity Deferral [Member]	Dec. 31, 2012 Ohio Electric Security Plan Filing [Member] Ohio Power Co [Member] Deferred Fuel Costs [Member]	Dec. 31, 2012 Ohio Electric Security Plan Filing [Member] Significantly Excessive Earnings Test - 2010 [Member]	Dec. 31, 2012 Ohio Electric Security Plan Filing [Member] Significantly Excessive Earnings Test - 2010 [Member] Ohio Power Co [Member]	Dec. 31, 2012 Ohio Distribution Base Rate Case [Member]	Dec. 31, 2012 Ohio Distribution Base Rate Case [Member] Ohio Power Co [Member]	Dec. 31, 2012 Ohio Fuel Adjustment Clause Audit - 2009 [Member]	Dec. 31, 2012 Ohio Fuel Adjustment Clause Audit - 2009 [Member] Ohio Power Co [Member]	Dec. 31, 2012 Ohio Fuel Adjustment Clause Audit - 2010 and 2011 [Member]	Dec. 31, 2012 Ohio Fuel Adjustment Clause Audit - 2010 and 2011 [Member] Ohio Power Co [Member]	Dec. 31, 2012 Ormet Interim Arrangement [Member]	Dec. 31, 2012 Ormet Interim Arrangement [Member] Ohio Power Co [Member]	Dec. 31, 2012 Special Rate Mechanism For Ormet [Member]	Dec. 31, 2012 Special Rate Mechanism For Ormet [Member] Ohio Power Co [Member]	Dec. 31, 2012 Ohio IGCC Plant [Member]	Dec. 31, 2012 Ohio IGCC Plant [Member] Ohio Power Co [Member]	Dec. 31, 2012 Turk Plant [Member]	Dec. 31, 2012 Turk Plant [Member] Electric Transmission [Member]	Dec. 31, 2012 Turk Plant [Member] Southwestern Electric Power Co [Member]	Dec. 31, 2012 Turk Plant [Member] Southwestern Electric Power Co [Member] Electric Transmission [Member]	Dec. 31, 2012 Texas Base Rate Case [Member]	Dec. 31, 2012 Texas Base Rate Case [Member] Minimum [Member]	Dec. 31, 2012 Texas Base Rate Case [Member] Maximum [Member]	Dec. 31, 2012 Texas Base Rate Case [Member] Southwestern Electric Power Co [Member]	Dec. 31, 2012 Texas Base Rate Case [Member] Southwestern Electric Power Co [Member] Minimum [Member]	Dec. 31, 2012 Texas Base Rate Case [Member] Southwestern Electric Power Co [Member] Maximum [Member]	Dec. 31, 2012 Louisiana 2012 Formula Rate Filing [Member]	Feb. 26, 2013 Louisiana 2012 Formula Rate Filing [Member] Subsequent Event [Member]	Dec. 31, 2012 Louisiana 2012 Formula Rate Filing [Member] Southwestern Electric Power Co [Member]	Feb. 26, 2013 Louisiana 2012 Formula Rate Filing [Member] Southwestern Electric Power Co [Member] Subsequent Event [Member]	Dec. 31, 2012 Flint Creek Plant Environmental Controls [Member]	Dec. 31, 2012 Flint Creek Plant Environmental Controls [Member] Southwestern Electric Power Co [Member]	Dec. 31, 2012 Virginia Fuel Filing [Member]	Dec. 31, 2012 Virginia Fuel Filing [Member] Appalachian Power Co [Member]	Dec. 31, 2012 Environmental Rate Adjustment Clause [Member]	Dec. 31, 2012 Environmental Rate Adjustment Clause [Member] Appalachian Power Co [Member]	Dec. 31, 2012 Generation Rate Adjustment Clause [Member]	Dec. 31, 2012 Generation Rate Adjustment Clause [Member] Appalachian Power Co [Member]	Dec. 31, 2012 APCo's Filing for IGCC Plant [Member] Applicable to West Virginia Jurisdiction [Member]	Dec. 31, 2012 APCo's Filing for IGCC Plant [Member] Applicable to West Virginia Jurisdiction [Member] Appalachian Power Co [Member]	Dec. 31, 2012 APCo's Filing for IGCC Plant [Member] Applicable to FERC Jurisdiction [Member]	Dec. 31, 2012 APCo's Filing for IGCC Plant [Member] Applicable to FERC Jurisdiction [Member] Appalachian Power Co [Member]	Dec. 31, 2012 APCo's Filing for IGCC Plant [Member] Applicable to Virginia Jurisdiction [Member]	Dec. 31, 2012 APCo's Filing for IGCC Plant [Member] Applicable to Virginia Jurisdiction [Member] Appalachian Power Co [Member]	Dec. 31, 2012 West Virginia Expanded Net Energy Charge [Member]	Jan. 31, 2013 West Virginia Expanded Net Energy Charge [Member] Subsequent Event [Member]	Dec. 31, 2012 West Virginia Expanded Net Energy Charge [Member] Appalachian Power Co [Member]	Jan. 31, 2013 West Virginia Expanded Net Energy Charge [Member] Appalachian Power Co [Member] Subsequent Event [Member]	Dec. 31, 2012 Oklahoma Fuel and Purchased Power 2008 [Member]	Dec. 31, 2012 Oklahoma Fuel and Purchased Power 2008 [Member] Public Service Co of Oklahoma [Member]	Dec. 31, 2012 Oklahoma Environmental Compliance Plan [Member]	Jan. 31, 2013 Oklahoma Environmental Compliance Plan [Member] Subsequent Event [Member]	Dec. 31, 2012 Oklahoma Environmental Compliance Plan [Member] Public Service Co of Oklahoma [Member]	Jan. 31, 2013 Oklahoma Environmental Compliance Plan [Member] Public Service Co of Oklahoma [Member] Subsequent Event [Member]	Dec. 31, 2012 Indiana Base Rate Case [Member]	Feb. 26, 2013 Indiana Base Rate Case [Member] Subsequent Event [Member]	Dec. 31, 2012 Indiana Base Rate Case [Member] Indiana Michigan Power Co [Member]	Feb. 26, 2013 Indiana Base Rate Case [Member] Indiana Michigan Power Co [Member] Subsequent Event [Member]	Dec. 31, 2012 Cook Plant Life Cycle Management Project [Member]	Dec. 31, 2012 Cook Plant Life Cycle Management Project [Member] Indiana Michigan Power Co [Member]	Dec. 31, 2012 Cook Plant Life Cycle Management Project [Member] Indiana Filing [Member]	Dec. 31, 2012 Cook Plant Life Cycle Management Project [Member] Indiana Filing [Member] Indiana Michigan Power Co [Member]	Dec. 31, 2012 Cook Plant Life Cycle Management Project [Member] Michigan Filing [Member]	Jan. 31, 2013 Cook Plant Life Cycle Management Project [Member] Michigan Filing [Member] Subsequent Event [Member]	Dec. 31, 2012 Cook Plant Life Cycle Management Project [Member] Michigan Filing [Member] Indiana Michigan Power Co [Member]	Jan. 31, 2013 Cook Plant Life Cycle Management Project [Member] Michigan Filing [Member] Indiana Michigan Power Co [Member] Subsequent Event [Member]	Dec. 31, 2012 Rockport Plant Environmental Controls [Member]	Dec. 31, 2012 Rockport Plant Environmental Controls [Member] Indiana Michigan Power Co [Member]	Dec. 31, 2012 Big Sandy Unit Two Flue Gas Desulfurization System [Member]	Dec. 31, 2012 Seams Elimination Cost Allocation [Member]	Dec. 31, 2012 Seams Elimination Cost Allocation [Member] Appalachian Power Co [Member]	Dec. 31, 2012 Seams Elimination Cost Allocation [Member] Ohio Power Co [Member]	Dec. 31, 2012 Seams Elimination Cost Allocation [Member] Indiana Michigan Power Co [Member]	Dec. 31, 2012 Louisiana 2010 Formula Rate Filing [Member] Southwestern Electric Power Co [Member]
Rate Matters (Textuals) [Abstract]
Regulatory Assets, Noncurrent	$ 5,106,000,000	$ 6,026,000,000		$ 1,435,704,000	$ 1,481,193,000				$ 403,278,000	$ 394,276,000		$ 1,420,966,000	$ 1,370,504,000		$ 202,328,000	$ 266,545,000		$ 540,019,000	$ 602,979,000				$ 62,000,000	$ 66,000,000	$ 519,000,000			$ 62,000,000	$ 66,000,000	$ 519,000,000																																											$ 299,000,000		$ 299,000,000
Unrecognized Equity Carrying Costs																																																																									4,000,000		4,000,000
Future Commitment to Support the Development of a Large Solar Farm																					20,000,000					20,000,000
Remaining Obligation to Spend on Large Solar Farm or Another Similar Project																						20,000,000					20,000,000
Intervenors' Recommended Additional Refund of Excessive Earnings																															62,000,000	62,000,000
Commission Staff's Recommended Refund Of Excessive Earnings																															23,000,000	23,000,000
Reversal of Liability Related to Obligation to Contribute to Partnership with Ohio and Ohio Growth Fund																					35,000,000					35,000,000
Reversal of Regulatory Asset																							8,000,000					8,000,000
Earnings Threshold for the Significantly Excessive Earnings Test																					12.00%					12.00%
Required Annual Contribution to the Ohio Growth Fund																					2,000,000					2,000,000
Percentage of Standard Service Offer Load Which Registrant Will Conduct an Energy Only Auction for Delivery through May 2015																					10.00%					10.00%
Additional Percentage of Standard Service Offer Load Which Registrant Will Conduct an Energy Only Auction for Delivery Beginning June 2014 through May 2015																					50.00%					50.00%
Remaining Percentage of Standard Service Offer Load Which Registrant Will Conduct an Energy Only Auction for Delivery from January 2015 through May 2015																					40.00%					40.00%
PUCO-Determined Fixed Price Per MW Day for Customers Who Switch During ESP Period																					188.88					188.88
Reliability Pricing Model Rate Per MW Day in Effect Through May 2013																					20					20
Total Amount Provided by the Retail Stability Rider																					500,000,000					500,000,000
Retail Stability Rider through May 2014 ($ Per MWh)																					3.5					3.5
Retail Stability Rider for the Period June 2014 through May 2015 ($ per MWh)																					4					4
Amount of Retail Stability Rider Applied to the Deferred Capacity Costs ($ Per MWh)																					1					1
Rider for Annual Credit to Residential Ratepayers																																	15,000,000	15,000,000
Distribution Investment Rider Revenue Cap for 2012																																	86,000,000	86,000,000
Distribution Investment Rider Revenue Cap for 2013																																	104,000,000	104,000,000
Distribution Investment Rider Revenue Cap for 2014																																	124,000,000	124,000,000
Distribution Investment Rider Revenue Cap for the Period January 2015 Through May 2015																																	52,000,000	52,000,000
Total Distribution Investment Rider Revenue Cap																																	366,000,000	366,000,000
2008 Coal Contract Settlement Proceeds to be Applied to Deferred Fuel Adjustment Clause as Orginially Ordered by the PUCO																																			65,000,000	65,000,000
Favorable Fuel Adjustment Based on Fuel Adjustment Clause Audit Rehearing																																			30,000,000	30,000,000
Remaining Retail Gain Not Already Flowed Through Fuel Adjustment Clause																																			35,000,000	35,000,000
Potential Refund of Carrying Costs																																					36,000,000	36,000,000
Potential Refund of Unrecognized Equity Carrying Costs																																					19,000,000	19,000,000
Deferred Fuel Adjustment Clause Related to Ormet Interim Arrangement as of September 2009																																							64,000,000	64,000,000
Unrecognized Equity Carrying Costs Related to Ormet Interim Arrangement as of September 2009																																							2,000,000	2,000,000
Ormet's October and November 2012 Power Billings																																									27,000,000	27,000,000
Maximum Amount of Ormet's October and November 2012 Unpaid Balance Allowed to be Recovered in the Economic Development Rider																																									20,000,000	20,000,000
Collection of Authorized Pre-Construction Costs																																											24,000,000	24,000,000
Subsidiary's Ownership Percentage																																													73.00%		73.00%
Asset Impairments and Other Related Charges	300,000,000	139,000,000	0						13,000,000	49,000,000	0	287,031,000	89,824,000	0																															62,000,000		62,000,000
Construction Work in Progress	1,819,000,000	3,121,000,000		266,247,000	565,841,000				99,783,000	1,443,569,000		354,497,000	354,465,000		95,170,000	70,371,000		341,063,000	236,096,000																										1,700,000,000	120,000,000	1,700,000,000	120,000,000											11,000,000	11,000,000																											176,000,000	176,000,000							71,000,000	36,000,000	29,000,000
Capitalized AFUDC and Interest Excluding Costs Attributable to its Joint Owners	93,000,000	98,000,000	77,000,000	1,684,000	9,212,000	2,967,000			57,054,000	48,731,000	45,646,000	3,492,000	5,549,000	5,949,000	2,007,000	1,317,000	804,000	9,724,000	15,395,000	15,678,000																									328,000,000		328,000,000
The PUCT Required Cap on the Plant, Excluding AFUDC and Related Transmission Costs																																													1,522,000,000		1,522,000,000
The PUCT Required Cap on CO2 Emission Costs (per ton)																																													28		28
Requested Base Rate Increase																																																	83,000,000			83,000,000																															178,000,000		178,000,000
Requested Return on Equity																																																	11.25%			11.25%																															11.15%		11.15%
Texas Jurisdictional Share of the Turk Plant																																																	33.00%			33.00%
Intervenors' Recommended Base Rate Increase																																																		16,000,000	51,000,000		16,000,000	51,000,000
Intervenors' Recommended Return on Equity																																																		9.00%	9.55%		9.00%	9.55%
Louisiana Jurisdictional Share of the Turk Plant																																																							29.00%		29.00%
Increase in Louisiana Total Rates Per the Settlement Agreement																																																								2,000,000		2,000,000
Base Rate Increase Per the Settlement Agreement																																																								85,000,000		85,000,000
Fuel Rate Decrease Per the Settlement Agreement																																																								83,000,000		83,000,000
Return on Common Equity per the Settlement Agreement																																																								10.00%		10.00%
Projected Capital Costs																																																											408,000,000	408,000,000																											1,200,000,000	1,200,000,000							1,400,000,000	1,400,000,000
Subsidary's Portion of Projected Capital Costs																																																											204,000,000	204,000,000
Requested Reduction In Rates																																																																																																						3,000,000
Refund as Approved in the Settlement Agreement																																																																																																						3,000,000
Requested Increase In Rates																																																													117,000,000	117,000,000
Approved Cost Recovery																																																															30,000,000	30,000,000	26,000,000	26,000,000																										851,000,000		851,000,000
Write-off of Regulatory Asset, Pretax							41,000,000	31,000,000																																																							31,000,000	31,000,000
Additional Approved Cost Recovery Related to 2009 and 2010 Actual Environmental Rate Adjustment Clause Costs																																																															6,000,000	6,000,000
Amount of Deferred Preconstruction IGCC Costs for Future Recovery																																																																			9,000,000	9,000,000	2,000,000	2,000,000	9,000,000	9,000,000
Increase in Construction Surcharge per the Settlement Agreement																																																																									24,000,000		24,000,000
Reduction in Rates per the Settlement Agreement																																																																									24,000,000		24,000,000
Requested Expanded Net Energy Charge Securitization																																																																									422,000,000		422,000,000
Requested Other Expanded Net Energy Charge Related Assets																																																																									13,000,000		13,000,000
Requested Future Financing Costs																																																																									7,000,000		7,000,000
Intervenors Recommended Securitization Amount																																																																										370,000,000		370,000,000
Other Expanded Net Energy Charge Related Assets																																																																									12,000,000		12,000,000
Approved Percentage of Off-system Sales Margins Sharing																																																																													25.00%	25.00%						50.00%		50.00%
Requested Cost Recovery of New Environmental Investment at Northeastern Station Unit 3																																																																															256,000,000		256,000,000
Net Book Value of Northeastern Station, Units 3 and 4	26,279,000,000	24,938,000,000		5,632,665,000	5,194,967,000				3,888,230,000	2,326,102,000		8,673,296,000	9,502,614,000		1,346,530,000	1,317,948,000		4,062,733,000	3,932,472,000																																																												234,000,000		234,000,000
Requested Cost Recovery of New Investment at Various Gas Units																																																																															83,000,000		83,000,000
Requested Cost Recovery of Annual Earnings Component of New Purchase Power Agreement																																																																															3,000,000		3,000,000
The Corporation Commission of the State of Oklahoma and the Oklahoma Office of the Attorney General Recommended Cost Cap on Northeastern Station Unit 3 Environmental Investment																																																																																175,000,000		175,000,000
Requested Net Base Rate Increase																																																																																			149,000,000		149,000,000
Requested Reduction to Off-system Sales Sharing Rider																																																																																			13,000,000		13,000,000
Requested Reduction to PJM Cost Rider																																																																																			9,000,000		9,000,000
Requested Reduction to Clean Coal Technology Rider																																																																																			7,000,000		7,000,000
Requested Increase in Depreciation Expense																																																																																			25,000,000		25,000,000
Revised Requested Base Rate Increase																																																																																			170,000,000		170,000,000
Approved Base Rate Increase																																																																																				85,000,000		85,000,000
Approved Return on Equity																																																																																				10.20%		10.20%
Approved Reduction to Off-system Sales Sharing Rider																																																																																				5,000,000		5,000,000
Approved Reduction to PJM Cost Rider																																																																																				11,000,000		11,000,000
Approved Reduction to Clean Coal Technology Rider																																																																																				7,000,000		7,000,000
Approved Amount of Off-system Sales Imbedded in Base Rates																																																																																				27,000,000		27,000,000
Indiana Michigan Power Company Industrial Group's Recommended Recovery in a Rider																																																																																									229,000,000	229,000,000
The Indiana Office of Utility Consumer Counselor Recommended Maximum Recovery in a Rider																																																																																									408,000,000	408,000,000
The Indiana Office of Utility Consumer Counselor Recommended Maximum Recovery in Future Base Rates																																																																																									299,000,000	299,000,000
Michigan Jurisdictional Share of the Cook Plant																																																																																											15.00%		15.00%
Costs Prior to 2013 Not Eligible for Deferral But Eligible for Inclusion in Base Rates																																																																																												176,000,000		176,000,000
Amount of Life Cycle Management Project Costs Included in the Determination of Michigan Base Rates, Effective April 2012																																																																																												39,000,000		39,000,000
Amount of Life Cycle Management Project Costs Remaining In Construction Work In Progress																																																																																												137,000,000		137,000,000
Future Life Cycle Management Costs																																																																																												142,000,000		142,000,000
Cost Increase Allowance Above Approved Project Costs																																																																																												10.00%		10.00%
Maximum Cost Increase Allowance Above Approved Project Costs																																																																																												85,000,000		85,000,000
Recognized Gross Seams Elimination Cost Allocation Revenue																																																																																																		$ 220,000,000	$ 70,200,000	$ 92,100,000	$ 41,300,000

Effects of Regulation (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Regulatory Assets
Current Regulatory Assets	$ 88,000,000		$ 65,000,000
Noncurrent Regulatory Assets	5,106,000,000		6,026,000,000
Regulatory Liabilities
Current Regulatory Liabilities	47,000,000		8,000,000
Noncurrent Regulatory Liabilities	3,544,000,000		3,195,000,000
Appalachian Power Co [Member]
Regulatory Assets
Current Regulatory Assets	74,906,000		41,105,000
Noncurrent Regulatory Assets	1,435,704,000		1,481,193,000
Regulatory Liabilities
Current Regulatory Liabilities	0		0
Noncurrent Regulatory Liabilities	607,680,000		576,792,000
Southwestern Electric Power Co [Member]
Regulatory Assets
Current Regulatory Assets	8,527,000		10,843,000
Noncurrent Regulatory Assets	403,278,000		394,276,000
Regulatory Liabilities
Current Regulatory Liabilities	16,761,000		5,032,000
Noncurrent Regulatory Liabilities	476,471,000		428,571,000
Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	1,420,966,000		1,370,504,000
Regulatory Liabilities
Current Regulatory Liabilities	14,848,000		0
Noncurrent Regulatory Liabilities	451,071,000		301,124,000
Public Service Co of Oklahoma [Member]
Regulatory Assets
Current Regulatory Assets	0		4,313,000
Noncurrent Regulatory Assets	202,328,000		266,545,000
Regulatory Liabilities
Current Regulatory Liabilities	7,945,000		0
Noncurrent Regulatory Liabilities	344,817,000		334,812,000
Indiana Michigan Power Co [Member]
Regulatory Assets
Current Regulatory Assets	4,676,000		8,876,000
Noncurrent Regulatory Assets	540,019,000		602,979,000
Regulatory Liabilities
Current Regulatory Liabilities	0		25,000
Noncurrent Regulatory Liabilities	948,292,000		875,202,000
Regulatory Liabilities Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	3,435,000,000		3,129,000,000
Regulatory Liabilities Being Paid [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	607,431,000		576,465,000
Regulatory Liabilities Being Paid [Member] | Southwestern Electric Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	380,377,000		375,171,000
Regulatory Liabilities Being Paid [Member] | Ohio Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	446,444,000		296,712,000
Regulatory Liabilities Being Paid [Member] | Public Service Co of Oklahoma [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	336,033,000		328,332,000
Regulatory Liabilities Being Paid [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	948,168,000		874,748,000
Regulatory Liabilities Not Yet Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	109,000,000		66,000,000
Regulatory Liabilities Not Yet Being Paid [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	249,000		327,000
Regulatory Liabilities Not Yet Being Paid [Member] | Southwestern Electric Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	96,094,000		53,400,000
Regulatory Liabilities Not Yet Being Paid [Member] | Ohio Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	4,627,000		4,412,000
Regulatory Liabilities Not Yet Being Paid [Member] | Public Service Co of Oklahoma [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	8,784,000		6,480,000
Regulatory Liabilities Not Yet Being Paid [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	124,000		454,000
Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	4,802,000,000		5,871,000,000
Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	1,278,144,000		1,393,815,000
Regulatory Assets Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	394,278,000		390,197,000
Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	1,340,442,000		1,349,557,000
Regulatory Assets Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	201,905,000		266,545,000
Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	526,755,000		590,496,000
Regulatory Assets Not Yet Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	304,000,000		155,000,000
Regulatory Assets Not Yet Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	157,560,000		87,378,000
Regulatory Assets Not Yet Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	9,000,000		4,079,000
Regulatory Assets Not Yet Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	80,524,000		20,947,000
Regulatory Assets Not Yet Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	423,000		0
Regulatory Assets Not Yet Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	13,264,000		12,483,000
Storm Related Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	36,000,000		65,000,000
Remaining Recovery Period, Noncurrent	6
Storm Related Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	21,371,000		25,225,000
Remaining Recovery Period, Noncurrent	6
Storm Related Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	337,000		965,000
Remaining Recovery Period, Noncurrent	1
Storm Related Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	14,172,000		38,659,000
Remaining Recovery Period, Noncurrent	1
Storm Related Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Storm Related Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	23,000,000		24,000,000
Storm Related Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	27,000,000		35,000,000
Remaining Recovery Period, Noncurrent	6
Storm Related Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	13,712,000		16,324,000
Remaining Recovery Period, Noncurrent	6
Storm Related Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	400,000		2,556,000
Remaining Recovery Period, Noncurrent	1
Storm Related Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Storm Related Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Storm Related Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	172,000,000		10,000,000
Storm Related Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	94,458,000		0
Storm Related Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	61,828,000		8,375,000
Storm Related Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Mountaineer Carbon Capture and Storage Product Validation Facility [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	14,000,000		14,000,000
Mountaineer Carbon Capture and Storage Product Validation Facility [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	14,155,000		14,155,000
Mountaineer Carbon Capture and Storage Product Validation Facility [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Deferred Wind Power Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	915,000		6,284,000
Remaining Recovery Period, Noncurrent	1
Deferred Wind Power Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Deferred Wind Power Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	5,000,000		38,000,000
Deferred Wind Power Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	5,143,000		38,192,000
Deferred Wind Power Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Virginia Transmission Rate Adjustment Clause [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	33,000,000		20,000,000
Remaining Recovery Period, Noncurrent	2
Virginia Transmission Rate Adjustment Clause [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	32,992,000		19,553,000
Remaining Recovery Period, Noncurrent	2
Virginia Transmission Rate Adjustment Clause [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Virginia Environmental Rate Adjustment Clause [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	8,000,000		24,000,000
Remaining Recovery Period, Noncurrent	1
Virginia Environmental Rate Adjustment Clause [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	8,347,000		23,844,000
Remaining Recovery Period, Noncurrent	1
Virginia Environmental Rate Adjustment Clause [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Virginia Environmental Rate Adjustment Clause [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	29,000,000		18,000,000
Virginia Environmental Rate Adjustment Clause [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	29,320,000		17,950,000
Virginia Environmental Rate Adjustment Clause [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Special Rate Mechanism for Century Aluminum [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		13,000,000
Special Rate Mechanism for Century Aluminum [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		12,811,000
Special Rate Mechanism for Century Aluminum [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Unrealized Loss on Forward Commitments [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	8,000,000		16,000,000
Remaining Recovery Period, Noncurrent	2
Unrealized Loss on Forward Commitments [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	427,000		4,684,000
Remaining Recovery Period, Noncurrent	1
Unrealized Loss on Forward Commitments [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	810,000		9,930,000
Remaining Recovery Period, Noncurrent	1
Unrealized Loss on Forward Commitments [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	5,347,000		1,706,000
Remaining Recovery Period, Noncurrent	1
Unamortized Loss on Reacquired Debt [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	82,000,000		92,000,000
Remaining Recovery Period, Noncurrent	31
Unamortized Loss on Reacquired Debt [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	12,969,000		13,592,000
Remaining Recovery Period, Noncurrent	30
Unamortized Loss on Reacquired Debt [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	9,379,000		10,768,000
Remaining Recovery Period, Noncurrent	31
Unamortized Loss on Reacquired Debt [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	13,215,000		14,552,000
Remaining Recovery Period, Noncurrent	26
Unamortized Loss on Reacquired Debt [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	10,923,000		12,538,000
Remaining Recovery Period, Noncurrent	20
Unamortized Loss on Reacquired Debt [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	15,871,000		17,355,000
Remaining Recovery Period, Noncurrent	20
Economic Development Rider [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	5,000,000		12,000,000
Remaining Recovery Period, Noncurrent	1
Economic Development Rider [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	5,488,000		11,738,000
Remaining Recovery Period, Noncurrent	1
Economic Development Rider [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	13,000,000		13,000,000
Economic Development Rider [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	13,213,000		12,572,000
Red Rock Generating Facility [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	10,000,000		10,000,000
Remaining Recovery Period, Noncurrent	44
Red Rock Generating Facility [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Red Rock Generating Facility [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	9,954,000		10,180,000
Remaining Recovery Period, Noncurrent	44
Income Taxes, Net [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	1,353,000,000		1,237,000,000
Remaining Recovery Period, Noncurrent	44
Income Taxes, Net [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	525,549,000		512,025,000
Remaining Recovery Period, Noncurrent	26
Income Taxes, Net [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	230,220,000		178,826,000
Remaining Recovery Period, Noncurrent	40
Income Taxes, Net [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	190,685,000		190,981,000
Remaining Recovery Period, Noncurrent	21
Income Taxes, Net [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	3,785,000		2,923,000
Remaining Recovery Period, Noncurrent	34
Income Taxes, Net [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	222,252,000		188,749,000
Remaining Recovery Period, Noncurrent	36
West Virginia Expanded Net Energy Charge [Member]
Effects of Regulation (Textuals) [Abstract]
Requested Expanded Net Energy Charge Securitization	422,000,000
West Virginia Expanded Net Energy Charge [Member] | Appalachian Power Co [Member]
Effects of Regulation (Textuals) [Abstract]
Requested Expanded Net Energy Charge Securitization	422,000,000
West Virginia Expanded Net Energy Charge [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	273,000,000	[1]	327,000,000	[1]
West Virginia Expanded Net Energy Charge [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	272,783,000	[1]	326,766,000	[1]
West Virginia Expanded Net Energy Charge [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
West Virginia Expanded Net Energy Charge [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	26,000,000	[1]	32,000,000	[1]
West Virginia Expanded Net Energy Charge [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	25,932,000	[1]	31,979,000	[1]
West Virginia Expanded Net Energy Charge [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Virginia Environmental and Reliability Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	560,000		3,838,000
Remaining Recovery Period, Noncurrent	1
Virginia Environmental and Reliability Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Restructuring Transition Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	5,000,000		8,000,000
Remaining Recovery Period, Noncurrent	4
Postemployment Benefits [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	45,000,000		47,000,000
Remaining Recovery Period, Noncurrent	5
Postemployment Benefits [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	22,663,000		22,645,000
Remaining Recovery Period, Noncurrent	5
Postemployment Benefits [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	7,658,000		8,669,000
Remaining Recovery Period, Noncurrent	5
Postemployment Benefits [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	8,897,000		9,137,000
Remaining Recovery Period, Noncurrent	5
Cook Nuclear Plant Refueling Outage Levelization [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	27,000,000		41,000,000
Remaining Recovery Period, Noncurrent	3
Cook Nuclear Plant Refueling Outage Levelization [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Cook Nuclear Plant Refueling Outage Levelization [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	26,652,000		40,551,000
Remaining Recovery Period, Noncurrent	3
Vegetation Management [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	13,000,000		11,000,000
Remaining Recovery Period, Noncurrent	1
Vegetation Management [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Vegetation Management [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	13,388,000		11,196,000
Remaining Recovery Period, Noncurrent	1
Asset Retirement Obligation [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	9,000,000		14,000,000
Remaining Recovery Period, Noncurrent	8
Asset Retirement Obligation [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	8,489,000		10,524,000
Remaining Recovery Period, Noncurrent	5
Asset Retirement Obligation [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	808,000		3,396,000
Remaining Recovery Period, Noncurrent	8
Other Regulatory Assets Not Yet Being Recovered [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	1,000,000		0
Other Regulatory Assets Not Yet Being Recovered [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	36,000,000		14,000,000
Other Regulatory Assets Not Yet Being Recovered [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	1,447,000		1,010,000
Other Regulatory Assets Not Yet Being Recovered [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	2,188,000		1,699,000
Other Regulatory Assets Not Yet Being Recovered [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	30,000		0
Other Regulatory Assets Not Yet Being Recovered [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	423,000		0
Other Regulatory Assets Not Yet Being Recovered [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	786,000		0
Other Regulatory Assets Being Recovered [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	10,000,000		15,000,000
Other Regulatory Assets Being Recovered [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	31,000,000		38,000,000
Other Regulatory Assets Being Recovered [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	847,000		1,163,000
Other Regulatory Assets Being Recovered [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	163,000		250,000
Other Regulatory Assets Being Recovered [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	151,000		305,000
Other Regulatory Assets Being Recovered [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	1,886,000		1,394,000
Transmission Cost Recovery Rider [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	49,000,000		28,000,000
Remaining Recovery Period, Noncurrent	3
Transmission Cost Recovery Rider [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	49,391,000		28,404,000
Remaining Recovery Period, Noncurrent	3
Regional Transmission Organization Formation/Integration Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	15,000,000		18,000,000
Remaining Recovery Period, Noncurrent	7
Regional Transmission Organization Formation/Integration Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	4,370,000		5,194,000
Remaining Recovery Period, Noncurrent	7
Regional Transmission Organization Formation/Integration Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	6,594,000		7,836,000
Remaining Recovery Period, Noncurrent	7
Regional Transmission Organization Formation/Integration Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	3,229,000		3,858,000
Remaining Recovery Period, Noncurrent	7
Peak Demand Reduction/Energy Efficiency [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	12,000,000		8,000,000
Remaining Recovery Period, Noncurrent	1
Peak Demand Reduction/Energy Efficiency [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Peak Demand Reduction/Energy Efficiency [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	1,467,000		1,284,000
Remaining Recovery Period, Noncurrent	1
Peak Demand Reduction/Energy Efficiency [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	6,248,000		4,394,000
Remaining Recovery Period, Noncurrent	1
Peak Demand Reduction/Energy Efficiency [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	2,608,000		1,387,000
Remaining Recovery Period, Noncurrent	1
Capacity Auction True-Up [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		692,000,000
Litigation Settlement [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	11,000,000		11,000,000
Litigation Settlement [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Litigation Settlement [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	11,098,000		10,803,000
Acquisition of Valley Electric Membership Corporation [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	6,443,000		8,789,000
Remaining Recovery Period, Noncurrent	3
Acquisition of Valley Electric Membership Corporation [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Deferred Restructuring Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	15,000,000		18,000,000
Remaining Recovery Period, Noncurrent	6
Deferred Restructuring Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	10,531,000		12,537,000
Remaining Recovery Period, Noncurrent	6
Deferred Restructuring Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	3,688,000		4,952,000
Remaining Recovery Period, Noncurrent	3
Deferred PJM Fees [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	14,000,000		22,000,000
Remaining Recovery Period, Noncurrent	2
Deferred PJM Fees [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Deferred PJM Fees [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	13,998,000		21,746,000
Remaining Recovery Period, Noncurrent	2
Meter Replacement Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	47,000,000		39,000,000
Remaining Recovery Period, Noncurrent	10
Transmission Agreement Phase-In [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	2,992,000		1,925,000
Transmission Agreement Phase-In [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Mountaineer Carbon Capture and Storage Commercial Scale Facility [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	1,287,000		1,335,000
Mountaineer Carbon Capture and Storage Commercial Scale Facility [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	2,295,000		2,380,000
Mountaineer Carbon Capture and Storage Commercial Scale Facility [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Mountaineer Carbon Capture and Storage Commercial Scale Facility [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	1,380,000		1,680,000
River Transportation Division Expenses [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
River Transportation Division Expenses [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	4,576,000		1,899,000
Remaining Recovery Period, Noncurrent	1
Customer Choice Implementation Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Customer Choice Implementation Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	1,493,000		4,680,000
Remaining Recovery Period, Noncurrent	1
Enhanced Service Reliability Plan [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	557,000		4,454,000
Remaining Recovery Period, Noncurrent	1
Partnership with Ohio Contribution [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	2,405,000		3,400,000
Remaining Recovery Period, Noncurrent	3
Deferral of Major Generation Overhauls [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Deferral of Major Generation Overhauls [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	4,533,000		6,133,000
Remaining Recovery Period, Noncurrent	5
Rate Case Expense [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	1,168,000		3,602,000
Remaining Recovery Period, Noncurrent	1
Rate Case Expense [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		216,000
Rate Case Expense [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	4,517,000		0
Rate Case Expense [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Dolet Hills Deferred Fuel [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	1,048,000		1,886,000
Remaining Recovery Period, Noncurrent	2
Dolet Hills Deferred Fuel [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Deferred Fuel Costs [Member] | Regulatory Assets Currently Earning a Return [Member]
Regulatory Assets
Current Regulatory Assets	86,000,000		56,000,000
Remaining Recovery Period, Current	1
Deferred Fuel Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Appalachian Power Co [Member]
Regulatory Assets
Current Regulatory Assets	74,906,000		41,105,000
Remaining Recovery Period, Current	1
Deferred Fuel Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Current Regulatory Assets	8,527,000		10,843,000
Remaining Recovery Period, Current	1
Deferred Fuel Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Current Regulatory Assets	0		4,313,000
Deferred Fuel Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Current Regulatory Assets	3,029,000		0
Remaining Recovery Period, Current	1
Deferred Fuel Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	519,000,000		521,000,000
Remaining Recovery Period, Noncurrent	6
Deferred Fuel Costs [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	518,595,000		506,607,000
Remaining Recovery Period, Noncurrent	6
Deferred Fuel Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member]
Regulatory Assets
Current Regulatory Assets	2,000,000		9,000,000
Remaining Recovery Period, Current	1
Deferred Fuel Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Appalachian Power Co [Member]
Regulatory Assets
Current Regulatory Assets	0		0
Deferred Fuel Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Current Regulatory Assets	1,647,000		8,876,000
Remaining Recovery Period, Current	1
Distribution Decoupling [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	16,000,000		0
Remaining Recovery Period, Noncurrent	2
Distribution Decoupling [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	16,198,000		0
Remaining Recovery Period, Noncurrent	2
Ohio Capacity Deferral [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	66,000,000		0
Remaining Recovery Period, Noncurrent	6
Ohio Capacity Deferral [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	65,818,000		0
Remaining Recovery Period, Noncurrent	6
Dresden Plant Operating Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	8,758,000		0
Dresden Plant Operating Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Ormet Delayed Payment Arrangement [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Not Yet Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	5,453,000		0
Distribution Investment Rider [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	1,304,000		0
Remaining Recovery Period, Noncurrent	1
Virginia Generation Rate Adjustment Clause [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	3,469,000		0
Remaining Recovery Period, Noncurrent	1
Virginia Generation Rate Adjustment Clause [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	0		0
Ohio Deferred Asset Recovery Rider [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	152,000,000		173,000,000
Remaining Recovery Period, Noncurrent	6
Ohio Deferred Asset Recovery Rider [Member] | Regulatory Assets Currently Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	152,039,000		173,274,000
Remaining Recovery Period, Noncurrent	6
Other Postretirement Benefit Plans [Member] | Pension Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member]
Regulatory Assets
Noncurrent Regulatory Assets	1,896,000,000		2,308,000,000
Remaining Recovery Period, Noncurrent	12
Other Postretirement Benefit Plans [Member] | Pension Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Appalachian Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	312,645,000		362,322,000
Remaining Recovery Period, Noncurrent	12
Other Postretirement Benefit Plans [Member] | Pension Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Southwestern Electric Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	143,226,000		176,587,000
Remaining Recovery Period, Noncurrent	12
Other Postretirement Benefit Plans [Member] | Pension Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Ohio Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	309,685,000		389,712,000
Remaining Recovery Period, Noncurrent	12
Other Postretirement Benefit Plans [Member] | Pension Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Public Service Co of Oklahoma [Member]
Regulatory Assets
Noncurrent Regulatory Assets	133,404,000		178,295,000
Remaining Recovery Period, Noncurrent	12
Other Postretirement Benefit Plans [Member] | Pension Costs [Member] | Regulatory Assets Currently Not Earning a Return [Member] | Regulatory Assets Being Recovered [Member] | Indiana Michigan Power Co [Member]
Regulatory Assets
Noncurrent Regulatory Assets	220,797,000		291,392,000
Remaining Recovery Period, Noncurrent	12
Regulatory Liabilities Currently Paying a Return [Member] | Economic Development Rider [Member] | Regulatory Liabilities Being Paid [Member] | Ohio Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		2,428,000
Regulatory Liabilities Currently Paying a Return [Member] | Asset Removal Costs [Member] | Regulatory Liabilities Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	2,511,000,000	[2]	2,270,000,000	[2]
Regulatory Liabilities Currently Paying a Return [Member] | Asset Removal Costs [Member] | Regulatory Liabilities Being Paid [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	552,590,000	[2]	526,885,000	[2]
Regulatory Liabilities Currently Paying a Return [Member] | Asset Removal Costs [Member] | Regulatory Liabilities Being Paid [Member] | Southwestern Electric Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	362,838,000	[2]	353,067,000	[2]
Regulatory Liabilities Currently Paying a Return [Member] | Asset Removal Costs [Member] | Regulatory Liabilities Being Paid [Member] | Ohio Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	416,461,000	[2]	251,100,000	[2]
Regulatory Liabilities Currently Paying a Return [Member] | Asset Removal Costs [Member] | Regulatory Liabilities Being Paid [Member] | Public Service Co of Oklahoma [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	280,446,000	[2]	280,491,000	[2]
Regulatory Liabilities Currently Paying a Return [Member] | Asset Removal Costs [Member] | Regulatory Liabilities Being Paid [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	381,116,000	[2]	362,134,000	[2]
Regulatory Liabilities Currently Paying a Return [Member] | Deferred Investment Tax Credits [Member] | Regulatory Liabilities Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	23,000,000		27,000,000
Remaining Refund Period, Noncurrent	48
Regulatory Liabilities Currently Paying a Return [Member] | Deferred Investment Tax Credits [Member] | Regulatory Liabilities Being Paid [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	2,823,000		3,231,000
Remaining Refund Period, Noncurrent	48
Regulatory Liabilities Currently Paying a Return [Member] | Deferred Investment Tax Credits [Member] | Regulatory Liabilities Being Paid [Member] | Ohio Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	322,000		549,000
Remaining Refund Period, Noncurrent	9
Regulatory Liabilities Currently Paying a Return [Member] | Deferred Investment Tax Credits [Member] | Regulatory Liabilities Being Paid [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Paying a Return [Member] | Advanced Metering Infrastructure Surcharge [Member] | Regulatory Liabilities Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	83,000,000		78,000,000
Remaining Refund Period, Noncurrent	8
Regulatory Liabilities Currently Paying a Return [Member] | Transmission Cost Recovery Rider [Member] | Regulatory Liabilities Being Paid [Member] | Ohio Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		542,000
Regulatory Liabilities Currently Paying a Return [Member] | Excess Earnings [Member] | Regulatory Liabilities Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	12,000,000		13,000,000
Remaining Refund Period, Noncurrent	41
Regulatory Liabilities Currently Paying a Return [Member] | Excess Earnings [Member] | Regulatory Liabilities Being Paid [Member] | Southwestern Electric Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	2,975,000		3,047,000
Remaining Refund Period, Noncurrent	41
Regulatory Liabilities Currently Paying a Return [Member] | Excess Earnings [Member] | Regulatory Liabilities Being Paid [Member] | Public Service Co of Oklahoma [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Paying a Return [Member] | Other Regulatory Liabilities Not Yet Being Paid [Member] | Regulatory Liabilities Not Yet Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	4,000,000		5,000,000
Regulatory Liabilities Currently Paying a Return [Member] | Other Regulatory Liabilities Not Yet Being Paid [Member] | Regulatory Liabilities Not Yet Being Paid [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Paying a Return [Member] | Other Regulatory Liabilities Not Yet Being Paid [Member] | Regulatory Liabilities Not Yet Being Paid [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		318,000
Regulatory Liabilities Currently Paying a Return [Member] | Other Regulatory Liabilities Being Paid [Member] | Regulatory Liabilities Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	1,000,000		4,000,000
Regulatory Liabilities Currently Paying a Return [Member] | Other Regulatory Liabilities Being Paid [Member] | Regulatory Liabilities Being Paid [Member] | Southwestern Electric Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	838,000		1,305,000
Regulatory Liabilities Currently Paying a Return [Member] | Other Regulatory Liabilities Being Paid [Member] | Regulatory Liabilities Being Paid [Member] | Public Service Co of Oklahoma [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Paying a Return [Member] | Louisiana Refundable Construction Financing Costs [Member] | Regulatory Liabilities Not Yet Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	96,000,000		53,000,000
Regulatory Liabilities Currently Paying a Return [Member] | Louisiana Refundable Construction Financing Costs [Member] | Regulatory Liabilities Not Yet Being Paid [Member] | Southwestern Electric Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	96,094,000		52,594,000
Regulatory Liabilities Currently Paying a Return [Member] | Louisiana Refundable Construction Financing Costs [Member] | Regulatory Liabilities Not Yet Being Paid [Member] | Public Service Co of Oklahoma [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Paying a Return [Member] | Integrated Gasification Combined Cycle Preconstruction Costs [Member] | Regulatory Liabilities Not Yet Being Paid [Member] | Ohio Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	4,411,000		4,196,000
Regulatory Liabilities Currently Paying a Return [Member] | Deferred Fuel Costs [Member]
Regulatory Liabilities
Current Regulatory Liabilities	25,000,000		5,000,000
Remaining Refund Period, Current	1
Regulatory Liabilities Currently Paying a Return [Member] | Deferred Fuel Costs [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Current Regulatory Liabilities	0		0
Regulatory Liabilities Currently Paying a Return [Member] | Deferred Fuel Costs [Member] | Southwestern Electric Power Co [Member]
Regulatory Liabilities
Current Regulatory Liabilities	16,761,000		5,032,000
Remaining Refund Period, Current	1
Regulatory Liabilities Currently Paying a Return [Member] | Deferred Fuel Costs [Member] | Public Service Co of Oklahoma [Member]
Regulatory Liabilities
Current Regulatory Liabilities	7,945,000		0
Remaining Refund Period, Current	1
Regulatory Liabilities Currently Paying a Return [Member] | Deferred Fuel Costs [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Current Regulatory Liabilities	0		25,000
Regulatory Liabilities Currently Not Paying a Return [Member] | Storm Related Costs [Member] | Regulatory Liabilities Not Yet Being Paid [Member] | Southwestern Electric Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Not Paying a Return [Member] | Storm Related Costs [Member] | Regulatory Liabilities Not Yet Being Paid [Member] | Public Service Co of Oklahoma [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	3,207,000		2,248,000
Regulatory Liabilities Currently Not Paying a Return [Member] | Off-system Sales Margin Sharing [Member] | Regulatory Liabilities Being Paid [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Not Paying a Return [Member] | Off-system Sales Margin Sharing [Member] | Regulatory Liabilities Being Paid [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	7,611,000		5,892,000
Remaining Refund Period, Noncurrent	1
Regulatory Liabilities Currently Not Paying a Return [Member] | Vegetation Management [Member] | Regulatory Liabilities Being Paid [Member] | Southwestern Electric Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	130,000		3,158,000
Remaining Refund Period, Noncurrent	1
Regulatory Liabilities Currently Not Paying a Return [Member] | Vegetation Management [Member] | Regulatory Liabilities Being Paid [Member] | Public Service Co of Oklahoma [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Not Paying a Return [Member] | Deferred Investment Tax Credits [Member] | Regulatory Liabilities Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	136,000,000		144,000,000
Remaining Refund Period, Noncurrent	50
Regulatory Liabilities Currently Not Paying a Return [Member] | Deferred Investment Tax Credits [Member] | Regulatory Liabilities Being Paid [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	382,000		1,214,000
Remaining Refund Period, Noncurrent	3
Regulatory Liabilities Currently Not Paying a Return [Member] | Deferred Investment Tax Credits [Member] | Regulatory Liabilities Being Paid [Member] | Southwestern Electric Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	12,769,000		13,318,000
Remaining Refund Period, Noncurrent	26
Regulatory Liabilities Currently Not Paying a Return [Member] | Deferred Investment Tax Credits [Member] | Regulatory Liabilities Being Paid [Member] | Ohio Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	11,321,000		12,944,000
Remaining Refund Period, Noncurrent	12
Regulatory Liabilities Currently Not Paying a Return [Member] | Deferred Investment Tax Credits [Member] | Regulatory Liabilities Being Paid [Member] | Public Service Co of Oklahoma [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	42,345,000		40,310,000
Remaining Refund Period, Noncurrent	36
Regulatory Liabilities Currently Not Paying a Return [Member] | Deferred Investment Tax Credits [Member] | Regulatory Liabilities Being Paid [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	48,130,000		52,633,000
Remaining Refund Period, Noncurrent	25
Regulatory Liabilities Currently Not Paying a Return [Member] | Excess Asset Retirement Obligations For Nuclear Decommissioning Liability [Member] | Regulatory Liabilities Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	436,000,000	[3]	377,000,000	[3]
Regulatory Liabilities Currently Not Paying a Return [Member] | Excess Asset Retirement Obligations For Nuclear Decommissioning Liability [Member] | Regulatory Liabilities Being Paid [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Not Paying a Return [Member] | Excess Asset Retirement Obligations For Nuclear Decommissioning Liability [Member] | Regulatory Liabilities Being Paid [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	435,717,000	[3]	377,162,000	[3]
Regulatory Liabilities Currently Not Paying a Return [Member] | Unrealized Gain on Forward Commitments [Member] | Regulatory Liabilities Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	46,000,000		41,000,000
Remaining Refund Period, Noncurrent	5
Regulatory Liabilities Currently Not Paying a Return [Member] | Unrealized Gain on Forward Commitments [Member] | Regulatory Liabilities Being Paid [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	21,433,000		15,597,000
Remaining Refund Period, Noncurrent	5
Regulatory Liabilities Currently Not Paying a Return [Member] | Unrealized Gain on Forward Commitments [Member] | Regulatory Liabilities Being Paid [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	19,872,000		21,785,000
Remaining Refund Period, Noncurrent	5
Regulatory Liabilities Currently Not Paying a Return [Member] | Spent Nuclear Fuel Liability [Member] | Regulatory Liabilities Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	43,000,000	[3]	43,000,000	[3]
Regulatory Liabilities Currently Not Paying a Return [Member] | Spent Nuclear Fuel Liability [Member] | Regulatory Liabilities Being Paid [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Not Paying a Return [Member] | Spent Nuclear Fuel Liability [Member] | Regulatory Liabilities Being Paid [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	42,898,000	[3]	42,603,000	[3]
Regulatory Liabilities Currently Not Paying a Return [Member] | Over-recovery of Transition Charges [Member] | Regulatory Liabilities Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	57,000,000		41,000,000
Remaining Refund Period, Noncurrent	15
Regulatory Liabilities Currently Not Paying a Return [Member] | Deferred State Income Tax Coal Credits [Member] | Regulatory Liabilities Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	29,000,000		29,000,000
Remaining Refund Period, Noncurrent	10
Regulatory Liabilities Currently Not Paying a Return [Member] | Deferred State Income Tax Coal Credits [Member] | Regulatory Liabilities Being Paid [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	29,296,000		28,727,000
Remaining Refund Period, Noncurrent	10
Regulatory Liabilities Currently Not Paying a Return [Member] | Deferred State Income Tax Coal Credits [Member] | Regulatory Liabilities Being Paid [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Not Paying a Return [Member] | Other Regulatory Liabilities Not Yet Being Paid [Member] | Regulatory Liabilities Not Yet Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	9,000,000		8,000,000
Regulatory Liabilities Currently Not Paying a Return [Member] | Other Regulatory Liabilities Not Yet Being Paid [Member] | Regulatory Liabilities Not Yet Being Paid [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	249,000		327,000
Regulatory Liabilities Currently Not Paying a Return [Member] | Other Regulatory Liabilities Not Yet Being Paid [Member] | Regulatory Liabilities Not Yet Being Paid [Member] | Southwestern Electric Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		806,000
Regulatory Liabilities Currently Not Paying a Return [Member] | Other Regulatory Liabilities Not Yet Being Paid [Member] | Regulatory Liabilities Not Yet Being Paid [Member] | Ohio Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	216,000		216,000
Regulatory Liabilities Currently Not Paying a Return [Member] | Other Regulatory Liabilities Not Yet Being Paid [Member] | Regulatory Liabilities Not Yet Being Paid [Member] | Public Service Co of Oklahoma [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	1,613,000		0
Regulatory Liabilities Currently Not Paying a Return [Member] | Other Regulatory Liabilities Not Yet Being Paid [Member] | Regulatory Liabilities Not Yet Being Paid [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	124,000		136,000
Regulatory Liabilities Currently Not Paying a Return [Member] | Other Regulatory Liabilities Being Paid [Member] | Regulatory Liabilities Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	27,000,000		22,000,000
Regulatory Liabilities Currently Not Paying a Return [Member] | Other Regulatory Liabilities Being Paid [Member] | Regulatory Liabilities Being Paid [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Not Paying a Return [Member] | Other Regulatory Liabilities Being Paid [Member] | Regulatory Liabilities Being Paid [Member] | Southwestern Electric Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	827,000		1,276,000
Regulatory Liabilities Currently Not Paying a Return [Member] | Other Regulatory Liabilities Being Paid [Member] | Regulatory Liabilities Being Paid [Member] | Public Service Co of Oklahoma [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	1,843,000		1,087,000
Regulatory Liabilities Currently Not Paying a Return [Member] | Other Regulatory Liabilities Being Paid [Member] | Regulatory Liabilities Being Paid [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	970,000		219,000
Regulatory Liabilities Currently Not Paying a Return [Member] | Over-recovery of Costs Related to gridSMART [Member] | Regulatory Liabilities Being Paid [Member] | Ohio Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	3,501,000		7,504,000
Remaining Refund Period, Noncurrent	2
Regulatory Liabilities Currently Not Paying a Return [Member] | Over-recovery of Costs Related to gridSMART [Member] | Regulatory Liabilities Not Yet Being Paid [Member] | Southwestern Electric Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Not Paying a Return [Member] | Over-recovery of Costs Related to gridSMART [Member] | Regulatory Liabilities Not Yet Being Paid [Member] | Public Service Co of Oklahoma [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	3,964,000		4,232,000
Regulatory Liabilities Currently Not Paying a Return [Member] | Peak Demand Reduction/Energy Efficiency [Member] | Regulatory Liabilities Being Paid [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	31,000,000		40,000,000
Remaining Refund Period, Noncurrent	2
Regulatory Liabilities Currently Not Paying a Return [Member] | Peak Demand Reduction/Energy Efficiency [Member] | Regulatory Liabilities Being Paid [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	907,000		811,000
Remaining Refund Period, Noncurrent	1
Regulatory Liabilities Currently Not Paying a Return [Member] | Peak Demand Reduction/Energy Efficiency [Member] | Regulatory Liabilities Being Paid [Member] | Southwestern Electric Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Not Paying a Return [Member] | Peak Demand Reduction/Energy Efficiency [Member] | Regulatory Liabilities Being Paid [Member] | Ohio Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	12,596,000		19,124,000
Remaining Refund Period, Noncurrent	2
Regulatory Liabilities Currently Not Paying a Return [Member] | Peak Demand Reduction/Energy Efficiency [Member] | Regulatory Liabilities Being Paid [Member] | Public Service Co of Oklahoma [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	2,915,000		6,444,000
Remaining Refund Period, Noncurrent	1
Regulatory Liabilities Currently Not Paying a Return [Member] | Peak Demand Reduction/Energy Efficiency [Member] | Regulatory Liabilities Being Paid [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	11,080,000		11,078,000
Remaining Refund Period, Noncurrent	1
Regulatory Liabilities Currently Not Paying a Return [Member] | Indiana Clean Coal Technology Rider [Member] | Regulatory Liabilities Being Paid [Member] | Appalachian Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Not Paying a Return [Member] | Indiana Clean Coal Technology Rider [Member] | Regulatory Liabilities Being Paid [Member] | Indiana Michigan Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	774,000		1,242,000
Remaining Refund Period, Noncurrent	1
Regulatory Liabilities Currently Not Paying a Return [Member] | Low Income Customers/Economic Recovery [Member] | Regulatory Liabilities Being Paid [Member] | Ohio Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	2,243,000		2,521,000
Remaining Refund Period, Noncurrent	3
Regulatory Liabilities Currently Not Paying a Return [Member] | Deferred Fuel Costs [Member]
Regulatory Liabilities
Current Regulatory Liabilities	22,000,000		3,000,000
Remaining Refund Period, Current	1
Regulatory Liabilities Currently Not Paying a Return [Member] | Deferred Fuel Costs [Member] | Ohio Power Co [Member]
Regulatory Liabilities
Current Regulatory Liabilities	14,848,000		0
Remaining Refund Period, Current	1
Regulatory Liabilities Currently Not Paying a Return [Member] | Base Load Purchase Power Contract [Member] | Regulatory Liabilities Being Paid [Member] | Southwestern Electric Power Co [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	0		0
Regulatory Liabilities Currently Not Paying a Return [Member] | Base Load Purchase Power Contract [Member] | Regulatory Liabilities Being Paid [Member] | Public Service Co of Oklahoma [Member]
Regulatory Liabilities
Noncurrent Regulatory Liabilities	$ 8,484,000		$ 0
Remaining Refund Period, Noncurrent	1

[1]	Request for securitization is pending from the WVPSC to recover $422 million as securitized transition assets from ratepayers over the securitization bond period.
[2]	Relieved as removal costs are incurred.
[3]	Relieved when plant is decommissioned.

Commitments, Guarantees and Contingencies (Details) (USD $)	Dec. 31, 2012		Dec. 31, 2011		Feb. 26, 2013 Letters of Credit [Member ]	Dec. 31, 2012 Letters of Credit [Member ]	Dec. 31, 2012 Guarantees of Third Party Obligations [Member]	Dec. 31, 2012 Fuel Purchase Contracts [Member]		Dec. 31, 2012 Energy and Capacity Purchase Contracts [Member]		Dec. 31, 2012 Construction Contracts for Capital Assets [Member]		Dec. 31, 2012 Construction [Member]	Dec. 31, 2012 Appalachian Power Co [Member]	Dec. 31, 2012 Appalachian Power Co [Member] Letters of Credit [Member ]	Dec. 31, 2012 Appalachian Power Co [Member] Fuel Purchase Contracts [Member]		Dec. 31, 2012 Appalachian Power Co [Member] Energy and Capacity Purchase Contracts [Member]		Dec. 31, 2012 Appalachian Power Co [Member] Construction Contracts for Capital Assets [Member]		Dec. 31, 2012 Appalachian Power Co [Member] Construction [Member]	Dec. 31, 2012 Indiana Michigan Power Co [Member]		Dec. 31, 2011 Indiana Michigan Power Co [Member]		Dec. 31, 2012 Indiana Michigan Power Co [Member] Letters of Credit [Member ]	Dec. 31, 2012 Indiana Michigan Power Co [Member] Fuel Purchase Contracts [Member]		Dec. 31, 2012 Indiana Michigan Power Co [Member] Energy and Capacity Purchase Contracts [Member]		Dec. 31, 2012 Indiana Michigan Power Co [Member] Construction Contracts for Capital Assets [Member]		Dec. 31, 2012 Indiana Michigan Power Co [Member] Construction [Member]	Dec. 31, 2012 Ohio Power Co [Member]	Dec. 31, 2012 Ohio Power Co [Member] Letters of Credit [Member ]	Dec. 31, 2012 Ohio Power Co [Member] Fuel Purchase Contracts [Member]		Dec. 31, 2012 Ohio Power Co [Member] Energy and Capacity Purchase Contracts [Member]		Dec. 31, 2012 Ohio Power Co [Member] Construction Contracts for Capital Assets [Member]		Dec. 31, 2012 Ohio Power Co [Member] Construction [Member]	Dec. 31, 2012 Public Service Co of Oklahoma [Member]	Dec. 31, 2012 Public Service Co of Oklahoma [Member] Fuel Purchase Contracts [Member]		Dec. 31, 2012 Public Service Co of Oklahoma [Member] Energy and Capacity Purchase Contracts [Member]		Dec. 31, 2012 Public Service Co of Oklahoma [Member] Construction Contracts for Capital Assets [Member]		Dec. 31, 2012 Public Service Co of Oklahoma [Member] Construction [Member]	Dec. 31, 2012 Southwestern Electric Power Co [Member]	Dec. 31, 2012 Southwestern Electric Power Co [Member] Letters of Credit [Member ]	Dec. 31, 2012 Southwestern Electric Power Co [Member] Guarantees of Third Party Obligations [Member]	Dec. 31, 2012 Southwestern Electric Power Co [Member] Fuel Purchase Contracts [Member]		Dec. 31, 2012 Southwestern Electric Power Co [Member] Energy and Capacity Purchase Contracts [Member]		Dec. 31, 2012 Southwestern Electric Power Co [Member] Construction Contracts for Capital Assets [Member]		Dec. 31, 2012 Southwestern Electric Power Co [Member] Construction [Member]	Dec. 31, 2012 Alaskan Villages' Claims [Member] From [Member]	Dec. 31, 2012 Alaskan Villages' Claims [Member] To [Member]	Dec. 31, 2012 Comprehensive Environmental Response Compensation and Liabilities Act and State Remediation [Member]	Dec. 31, 2012 Comprehensive Environmental Response Compensation and Liabilities Act and State Remediation [Member] Indiana Michigan Power Co [Member]	Dec. 31, 2012 Decommissioning and Low Level Waste Accumulation Disposal [Member]	Dec. 31, 2011 Decommissioning and Low Level Waste Accumulation Disposal [Member]	Dec. 31, 2010 Decommissioning and Low Level Waste Accumulation Disposal [Member]	Dec. 31, 2012 Decommissioning and Low Level Waste Accumulation Disposal [Member] Indiana Michigan Power Co [Member]	Dec. 31, 2011 Decommissioning and Low Level Waste Accumulation Disposal [Member] Indiana Michigan Power Co [Member]	Dec. 31, 2010 Decommissioning and Low Level Waste Accumulation Disposal [Member] Indiana Michigan Power Co [Member]	Dec. 31, 2012 Nuclear Incident Liability [Member]	Dec. 31, 2012 Nuclear Incident Liability [Member] Indiana Michigan Power Co [Member]	Dec. 31, 2012 Cook Plant Unit 1 Fire and Shutdown [Member]	Dec. 31, 2012 Cook Plant Unit 1 Fire and Shutdown [Member] Indiana Michigan Power Co [Member]	Dec. 31, 2012 Spent Nuclear Fuel Disposal [Member]	Dec. 31, 2011 Spent Nuclear Fuel Disposal [Member]	Dec. 31, 2012 Spent Nuclear Fuel Disposal [Member] Indiana Michigan Power Co [Member]	Dec. 31, 2011 Spent Nuclear Fuel Disposal [Member] Indiana Michigan Power Co [Member]
Contractual Commitments
Less than 1 year	$ 3,006,000,000							$ 2,642,000,000	[1]	$ 177,000,000	[2]	$ 187,000,000	[3]		$ 657,051,000		$ 611,664,000	[1]	$ 32,293,000	[2]	$ 13,094,000	[4]		$ 425,674,000					$ 330,157,000	[1]	$ 89,128,000	[2]	$ 6,389,000	[4]		$ 1,235,047,000		$ 1,167,631,000	[1]	$ 45,009,000	[2]	$ 22,407,000	[4]		$ 198,625,000	$ 119,855,000	[1]	$ 69,216,000	[2]	$ 9,554,000	[4]		$ 338,038,000			$ 296,426,000	[1]	$ 19,714,000	[2]	$ 21,898,000	[4]
For 2-3 years	4,287,000,000							3,928,000,000	[1]	359,000,000	[2]	0	[3]		777,311,000		711,277,000	[1]	66,034,000	[2]	0	[4]		713,724,000					535,223,000	[1]	178,501,000	[2]	0	[4]		2,104,577,000		2,012,580,000	[1]	91,997,000	[2]	0	[4]		281,924,000	140,535,000	[1]	141,389,000	[2]	0	[4]		526,963,000			487,711,000	[1]	39,252,000	[2]	0	[4]
For 4-5 years	3,222,000,000							2,854,000,000	[1]	368,000,000	[2]	0	[3]		612,480,000		544,598,000	[1]	67,882,000	[2]	0	[4]		515,373,000					336,830,000	[1]	178,543,000	[2]	0	[4]		1,636,508,000		1,542,218,000	[1]	94,290,000	[2]	0	[4]		258,474,000	113,035,000	[1]	145,439,000	[2]	0	[4]		357,409,000			316,753,000	[1]	40,656,000	[2]	0	[4]
After 5 years	5,402,000,000							2,908,000,000	[1]	2,494,000,000	[2]	0	[3]		1,139,651,000		553,315,000	[1]	586,336,000	[2]	0	[4]		1,057,301,000					447,930,000	[1]	609,371,000	[2]	0	[4]		2,288,592,000		1,368,019,000	[1]	920,573,000	[2]	0	[4]		726,687,000	197,788,000	[1]	528,899,000	[2]	0	[4]		585,168,000			340,969,000	[1]	244,199,000	[2]	0	[4]
Total Contractual Commitments	15,917,000,000							12,332,000,000	[1]	3,398,000,000	[2]	187,000,000	[3]		3,186,493,000		2,420,854,000	[1]	752,545,000	[2]	13,094,000	[4]		2,712,072,000					1,650,140,000	[1]	1,055,543,000	[2]	6,389,000	[4]		7,264,724,000		6,090,448,000	[1]	1,151,869,000	[2]	22,407,000	[4]		1,465,710,000	571,213,000	[1]	884,943,000	[2]	9,554,000	[4]		1,807,578,000			1,441,859,000	[1]	343,821,000	[2]	21,898,000	[4]
Maximum Future Payments for Letters of Credit [Abstract]
Maximum Future Payments for Letters of Credit						131,000,000																						150,000									2,102,000																	4,448,000
Pollution Control Bonds Supported by Bilateral Letters of Credit [Abstract]
Variable Rate PCBs Supported						402,000,000										229,650,000												77,000,000									50,000,000
Bilateral Letters of Credit						407,000,000										232,293,000												77,886,000									50,575,000
Commitments, Guarantees and Contingencies (Textuals) [Abstract]
Credit Facilities, Total	3,250,000,000					3,250,000,000
Letters of Credit Limit						1,350,000,000
Maximum Future Payments for Letters of Credit						131,000,000																						150,000									2,102,000																	4,448,000
Increased and Extended Credit Facility					1,750,000,000
Additional Credit Facility Issued					1,000,000,000
Variable Rate PCBs Supported						402,000,000										229,650,000												77,000,000									50,000,000
Bilateral Letters of Credit						407,000,000										232,293,000												77,886,000									50,575,000
Guarantees of Mine Reclamation, Amount							115,000,000																																																115,000,000
Estimated Final Cost Mine Reclamation							58,000,000																																																58,000,000
Total Amount Collected through a Rider for Final Mine Closure and Reclamation Costs							59,000,000																																																59,000,000
Amount Collected through a Rider for Final Mine Closure - Other Liabilities Noncurrent							18,000,000																																																18,000,000
Amount Collected through a Rider for Final Mine Closure - ARO Noncurrent							41,000,000																																																41,000,000
Amount Required for Relocation of the Village																																																															95,000,000	400,000,000
Expense Recorded Due to Remediation Work Remaining Provision																																																																	10,000,000	10,000,000
Cost of Decommissioning and Disposal of Radioactive Waste Minimum																																																																			1,300,000,000			1,300,000,000
Cost of Decommissioning and Disposal of Radioactive Waste Maximum																																																																			1,700,000,000			1,700,000,000
Amount Recovered in Rates for Decommissioning Costs																																																																			14,000,000	14,000,000	14,000,000	14,000,000	14,000,000	14,000,000
Decommissioning Trust Assets Amount																																																																			1,400,000,000	1,300,000,000		1,400,000,000	1,300,000,000
Disposal, Assessed Fees and Related Interest	265,000,000	[5]	265,000,000	[5]																				265,249,000	[6]	265,065,000	[6]
Trust Fund Assets One Time Fee Obligation For Nuclear Fuel Disposition																																																																													308,000,000	308,000,000	308,000,000	308,000,000
Recovery of Spent Nuclear Fuel Storage Costs																																																																													20,000,000	14,000,000	20,000,000	14,000,000
Insurance Coverage for Property Damage, Decommissioning and Decontamination																																																																									1,800,000,000	1,800,000,000
Purchases Coverage for Property Damage, Decommissioning and Decontamination																																																																									1,000,000,000	1,000,000,000
Contingent Financial Obligation for Mutual Iinsurance																																																																									40,000,000	40,000,000
Insurance Protection for Public Liability Arising from a Nuclear Incident																																																																									12,600,000,000	12,600,000,000
Commercially Available Insurance																																																																									375,000,000	375,000,000
Remainder of the Liability Provided by a Deferred Premium Assessment																																																																									117,500,000	117,500,000
Deferred Premium Assessment Annual Payment																																																																									17,500,000	17,500,000
Assessed Amount per Nuclear Incident																																																																									235,000,000	235,000,000
Annual Installments																																																																									35,000,000	35,000,000
Commercially Available Insurance for Catastrophic Nature																																																																									375,000,000	375,000,000
Liability Coverage Under the Price-Anderson Act																																																																									12,200,000,000	12,200,000,000
Estimated Repair of the Property Damage and Rotor Replacement Cost																																																																											400,000,000	400,000,000
Estimated Construction Expenditures for 2013														3,600,000,000									370,000,000												484,000,000									617,000,000								295,000,000										398,000,000
Current Amount Recoverable from the Federal Government																																																																													32,000,000		32,000,000
Noncurrent Amount Recoverable from the Federal Government																																																																													$ 13,000,000		$ 13,000,000

[1]	Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.
[2]	Represents contractual commitments for energy and capacity purchase contracts.
[3]	Represents only capital assets for which we have signed contracts. Actual payments are dependent upon and may vary significantly based upon the decision to build, regulatory approval schedules, timing and escalation of project costs.
[4]	Represents only capital assets for which there are signed contracts. Actual payments are dependent upon and may vary significantly based upon the decision to build, regulatory approval schedules, timing and escalation of projects costs.
[5]	Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see "SNF Disposal" section of Note 5).
[6]	Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see “SNF Disposal” section of Note 4).

Acquisitions Dispositions and Discontinued Operations (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Acquisitions of Assets	$ 94,000,000		$ 19,000,000		$ 155,000,000
Goodwill	91,000,000		76,000,000
Transmission Facilities Sold to ETT	18,000,000		123,000,000		187,000,000
Number of ICE Shares Sold					138,000
Gain Recognized on Sale of ICE Shares					16,000,000
Asset Impairments and Other Related Charges	300,000,000		139,000,000		0
Bluestar Energy [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Acquisitions of Assets	70,000,000
Goodwill	15,000,000
Intangible Assets Associated with Sales Contracts and Customer Accounts	58,000,000
Liabilities Associated with Supply Contracts	25,000,000
Valley Electric Membership Corporation [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Acquisitions of Assets					102,000,000
Enron Bankruptcy [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Settlement of BOA Litigation			425,000,000
Pretax Gain On BOA Settlement			51,000,000
Capital Loss Valuation Allowance On Settlement			56,000,000
Net Loss Recognized on BOA Settlement			22,000,000
Muskingum River Plant Unit 5 [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Asset Impairments and Other Related Charges			42,000,000
Sporn Plant Unit 5 [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Asset Impairments and Other Related Charges			48,000,000
Turk Plant [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Asset Impairments and Other Related Charges	13,000,000		49,000,000
Beckjord Plant Unit 6, Conesville Plant Unit 3, Kammer Plant Units 1 to 3, Muskingum River Plant Units 1 to 4, Sporn Plant Units 2 and 4, Picway Plant Unit 5 [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Asset Impairments and Other Related Charges	287,000,000
Asset Impairment on Related Material and Supplies Inventory	13,000,000
Utility Operations [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Goodwill	37,000,000		37,000,000		37,000,000
Asset Impairments and Other Related Charges	300,000,000		139,000,000		0
All Other [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Asset Impairments and Other Related Charges	0	[1]	0	[1]	0	[1]
Nonutility Operations - Generation and Marketing [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Goodwill	15,000,000		0		0
Asset Impairments and Other Related Charges	0		0		0
AEP Texas North Co [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Transmission Facilities Sold to ETT					73,000,000
AEP Texas Central Co [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Transmission Facilities Sold to ETT					66,000,000
Southwestern Electric Power Co [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Acquisitions of Assets	1,091,000		8,045,000		103,225,000
Asset Impairments and Other Related Charges	13,000,000		49,000,000		0
Southwestern Electric Power Co [Member] | Valley Electric Membership Corporation [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Acquisitions of Assets					102,000,000
Southwestern Electric Power Co [Member] | Turk Plant [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Asset Impairments and Other Related Charges	13,000,000		49,000,000
Ohio Power Co [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Acquisitions of Assets	2,915,000		2,229,000		5,801,000
Transmission Facilities Sold to ETT	7,320,000		47,463,000		14,382,000
Asset Impairments and Other Related Charges	287,031,000		89,824,000		0
Ohio Power Co [Member] | Muskingum River Plant Unit 5 [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Asset Impairments and Other Related Charges			42,000,000
Ohio Power Co [Member] | Sporn Plant Unit 5 [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Asset Impairments and Other Related Charges			48,000,000
Ohio Power Co [Member] | Beckjord Plant Unit 6, Conesville Plant Unit 3, Kammer Plant Units 1 to 3, Muskingum River Plant Units 1 to 4, Sporn Plant Units 2 and 4, Picway Plant Unit 5 [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Asset Impairments and Other Related Charges	287,000,000
Asset Impairment on Related Material and Supplies Inventory	13,000,000
Appalachian Power Co [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Acquisitions of Assets	1,183,000		302,512,000		2,485,000
Appalachian Power Co [Member] | Dresden Plant [Member]
Acquisitions Dispositions and Discontinued Operations (Textuals) [Abstract]
Acquisitions of Assets	$ 302,000,000

[1]	All Other includes: Parent's guarantee revenue received from affiliates, investment income, interest income and interest expense and other nonallocated costs. Tax and interest expense adjustments related to our UK operations, which were sold in 2004 and 2002. Forward natural gas contracts that were not sold with our natural gas pipeline and storage operations in 2004 and 2005. These contracts were financial derivatives which settled and expired in the fourth quarter of 2011. Revenue sharing related to the Plaquemine Cogeneration Facility, which ended in the fourth quarter of 2011.

Benefit Plans 1 (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Pension Plans [Member]
Actuarial Assumptions for Benefit Obligations
Discount Rate	3.95%		4.55%
Rate of Compensation Increase	4.95%	[1]	4.85%	[1]
Actuarial Assumptions for Net Periodic Benefit Costs
Discount Rate	4.55%		5.05%		5.60%
Expected Return on Plan Assets	7.25%		7.75%		8.00%
Rate of Compensation Increase	4.85%		4.85%		4.60%
Change in Benefit Obligation
Benefit Obligation as of January 1	$ 4,991,000		$ 4,807,000
Service Cost	76,000		72,000		111,000
Interest Cost	223,000		237,000		253,000
Actuarial (Gain) Loss	299,000		169,000
Plan Amendment Prior Service Credit	0		0
Curtailment and Settlements	(1,000)		0
Benefit Payments	(383,000)		(294,000)
Participant Contributions	0		0
Medicare Subsidy	0		0
Benefit Obligation as of December 31	5,205,000		4,991,000		4,807,000
Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	4,303,000		3,858,000
Actual Gain (Loss) on Plan Assets	560,000		282,000
Company Contributions	216,000		457,000
Participant Contributions	0		0
Benefit Payments	(383,000)		(294,000)
Fair Value of Plan Assets as of December 31	4,696,000		4,303,000		3,858,000
Underfunded Status as of December 31	(509,000)		(688,000)
Benefit Amounts Recognized on the Balance Sheets
Other Current Liabilities - Accrued Short-term Benefit Liability	(7,000)		(8,000)
Employee Benefits and Pension Obligations - Accrued Long-term Benefit Liability	(502,000)		(680,000)
Underfunded Status	(509,000)		(688,000)
Components
Net Actuarial Loss	2,111,000		2,208,000
Prior Service Cost (Credit)	11,000		10,000
Transition Obligation	0		0
Components of Change in Amounts Included in AOCI and Regulatory Assets
Actuarial Loss (Gain) During the Year	58,000		201,000
Prior Service Credit	0		0
Amortization of Actuarial Loss	(155,000)		(122,000)
Amortization of Prior Service Credit (Cost)	1,000		(1,000)
Amortization of Transition Obligation	0		0
Change for the Year	(96,000)		78,000
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	4.95%	[1]	4.85%	[1]
Pension Plans [Member] | Appalachian Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Discount Rate	3.95%		4.55%
Rate of Compensation Increase	4.70%		4.65%
Actuarial Assumptions for Net Periodic Benefit Costs
Discount Rate	4.55%		5.05%		5.60%
Expected Return on Plan Assets	7.25%		7.75%		8.00%
Rate of Compensation Increase	4.70%		4.65%		4.35%
Change in Benefit Obligation
Benefit Obligation as of January 1	681,450		652,219
Service Cost	7,565		7,199		12,908
Interest Cost	30,211		32,293		33,956
Actuarial (Gain) Loss	43,341		29,137
Plan Amendment Prior Service Credit	0		0
Benefit Payments	(44,107)		(39,398)
Participant Contributions	0		0
Medicare Subsidy	0		0
Benefit Obligation as of December 31	718,460		681,450		652,219
Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	570,756		512,836
Actual Gain (Loss) on Plan Assets	69,686		36,970
Company Contributions	25,235		60,348
Participant Contributions	0		0
Benefit Payments	(44,107)		(39,398)
Fair Value of Plan Assets as of December 31	621,570		570,756		512,836
Underfunded Status as of December 31	(96,890)		(110,694)
Benefit Amounts Recognized on the Balance Sheets
Other Current Liabilities - Accrued Short-term Benefit Liability	(34)		(34)
Employee Benefits and Pension Obligations - Accrued Long-term Benefit Liability	(96,856)		(110,660)
Underfunded Status	(96,890)		(110,694)
Components
Net Actuarial Loss	303,483		308,223
Prior Service Cost (Credit)	918		1,393
Transition Obligation	0		0
Components of Change in Amounts Included in AOCI and Regulatory Assets
Actuarial Loss (Gain) During the Year	15,599		33,995
Amortization of Actuarial Loss	(20,339)		(16,570)
Amortization of Prior Service Credit (Cost)	(475)		(917)
Change for the Year	(5,215)		16,508
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	4.70%		4.65%
Pension Plans [Member] | Indiana Michigan Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Discount Rate	3.95%		4.55%
Rate of Compensation Increase	5.00%		4.90%
Actuarial Assumptions for Net Periodic Benefit Costs
Discount Rate	4.55%		5.05%		5.60%
Expected Return on Plan Assets	7.25%		7.75%		8.00%
Rate of Compensation Increase	5.00%		4.90%		4.55%
Change in Benefit Obligation
Benefit Obligation as of January 1	581,677		560,982
Service Cost	9,908		9,447		15,284
Interest Cost	26,245		27,726		29,085
Actuarial (Gain) Loss	44,475		17,289
Plan Amendment Prior Service Credit	0		0
Benefit Payments	(43,332)		(33,767)
Participant Contributions	0		0
Medicare Subsidy	0		0
Benefit Obligation as of December 31	618,973		581,677		560,982
Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	503,926		451,688
Actual Gain (Loss) on Plan Assets	69,136		32,773
Company Contributions	22,296		53,232
Participant Contributions	0		0
Benefit Payments	(43,332)		(33,767)
Fair Value of Plan Assets as of December 31	552,026		503,926		451,688
Underfunded Status as of December 31	(66,947)		(77,751)
Benefit Amounts Recognized on the Balance Sheets
Other Current Liabilities - Accrued Short-term Benefit Liability	(15)		(14)
Employee Benefits and Pension Obligations - Accrued Long-term Benefit Liability	(66,932)		(77,737)
Underfunded Status	(66,947)		(77,751)
Components
Net Actuarial Loss	211,443		216,107
Prior Service Cost (Credit)	900		1,307
Transition Obligation	0		0
Components of Change in Amounts Included in AOCI and Regulatory Assets
Actuarial Loss (Gain) During the Year	12,905		21,372
Amortization of Actuarial Loss	(17,569)		(14,144)
Amortization of Prior Service Credit (Cost)	(407)		(744)
Change for the Year	(5,071)		6,484
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	5.00%		4.90%
Pension Plans [Member] | Ohio Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Discount Rate	3.95%		4.55%
Rate of Compensation Increase	5.00%		4.95%
Actuarial Assumptions for Net Periodic Benefit Costs
Discount Rate	4.55%		5.05%		5.60%
Expected Return on Plan Assets	7.25%		7.75%		8.00%
Rate of Compensation Increase	5.00%		4.95%		4.70%
Change in Benefit Obligation
Benefit Obligation as of January 1	1,020,890		984,089
Service Cost	11,003		10,230		17,254
Interest Cost	45,194		48,350		51,900
Actuarial (Gain) Loss	63,571		42,693
Plan Amendment Prior Service Credit	0		0
Curtailment and Settlements	0		0
Benefit Payments	(72,472)		(64,472)
Participant Contributions	0		0
Medicare Subsidy	0		0
Benefit Obligation as of December 31	1,068,186		1,020,890		984,089
Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	925,939		799,281
Actual Gain (Loss) on Plan Assets	118,395		63,181
Company Contributions	43,253		127,949
Participant Contributions	0		0
Benefit Payments	(72,472)		(64,472)
Fair Value of Plan Assets as of December 31	1,015,115		925,939		799,281
Underfunded Status as of December 31	(53,071)		(94,951)
Benefit Amounts Recognized on the Balance Sheets
Other Current Liabilities - Accrued Short-term Benefit Liability	(64)		(62)
Employee Benefits and Pension Obligations - Accrued Long-term Benefit Liability	(53,007)		(94,889)
Underfunded Status	(53,071)		(94,951)
Components
Net Actuarial Loss	500,318		517,180
Prior Service Cost (Credit)	1,282		2,025
Transition Obligation	0		0
Components of Change in Amounts Included in AOCI and Regulatory Assets
Actuarial Loss (Gain) During the Year	13,577		44,976
Amortization of Actuarial Loss	(30,439)		(24,828)
Amortization of Prior Service Credit (Cost)	(743)		(1,474)
Change for the Year	(17,605)		18,674
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	5.00%		4.95%
Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Actuarial Assumptions for Benefit Obligations
Discount Rate	3.95%		4.55%
Rate of Compensation Increase	4.90%		4.85%
Actuarial Assumptions for Net Periodic Benefit Costs
Discount Rate	4.55%		5.05%		5.60%
Expected Return on Plan Assets	7.25%		7.75%		8.00%
Rate of Compensation Increase	4.90%		4.85%		4.60%
Change in Benefit Obligation
Benefit Obligation as of January 1	277,448		268,180
Service Cost	5,951		5,760		6,052
Interest Cost	12,301		13,285		14,888
Actuarial (Gain) Loss	6,128		7,679
Plan Amendment Prior Service Credit	0		0
Benefit Payments	(22,143)		(17,456)
Participant Contributions	0		0
Medicare Subsidy	0		0
Benefit Obligation as of December 31	279,685		277,448		268,180
Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	245,769		213,576
Actual Gain (Loss) on Plan Assets	28,861		16,430
Company Contributions	12,336		33,219
Participant Contributions	0		0
Benefit Payments	(22,143)		(17,456)
Fair Value of Plan Assets as of December 31	264,823		245,769		213,576
Underfunded Status as of December 31	(14,862)		(31,679)
Benefit Amounts Recognized on the Balance Sheets
Other Current Liabilities - Accrued Short-term Benefit Liability	(89)		(88)
Employee Benefits and Pension Obligations - Accrued Long-term Benefit Liability	(14,773)		(31,591)
Underfunded Status	(14,862)		(31,679)
Components
Net Actuarial Loss	123,132		136,056
Prior Service Cost (Credit)	1,129		181
Components of Change in Amounts Included in AOCI and Regulatory Assets
Actuarial Loss (Gain) During the Year	(4,718)		8,712
Amortization of Actuarial Loss	(8,206)		(6,757)
Amortization of Prior Service Credit (Cost)	948		950
Change for the Year	(11,976)		2,905
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	4.90%		4.85%
Pension Plans [Member] | Southwestern Electric Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Discount Rate	3.95%		4.55%
Rate of Compensation Increase	4.75%		4.70%
Actuarial Assumptions for Net Periodic Benefit Costs
Discount Rate	4.55%		5.05%		5.60%
Expected Return on Plan Assets	7.25%		7.75%		8.00%
Rate of Compensation Increase	4.75%		4.70%		4.45%
Change in Benefit Obligation
Benefit Obligation as of January 1	277,594		267,206
Service Cost	7,099		6,573		7,046
Interest Cost	12,537		13,331		15,093
Actuarial (Gain) Loss	9,752		7,861
Plan Amendment Prior Service Credit	0		0
Benefit Payments	(21,422)		(17,377)
Participant Contributions	0		0
Medicare Subsidy	0		0
Benefit Obligation as of December 31	285,560		277,594		267,206
Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	255,861		224,618
Actual Gain (Loss) on Plan Assets	31,992		17,283
Company Contributions	13,268		31,337
Participant Contributions	0		0
Benefit Payments	(21,422)		(17,377)
Fair Value of Plan Assets as of December 31	279,699		255,861		224,618
Underfunded Status as of December 31	(5,861)		(21,733)
Benefit Amounts Recognized on the Balance Sheets
Other Current Liabilities - Accrued Short-term Benefit Liability	(80)		(78)
Employee Benefits and Pension Obligations - Accrued Long-term Benefit Liability	(5,781)		(21,655)
Underfunded Status	(5,861)		(21,733)
Components
Net Actuarial Loss	121,839		133,542
Prior Service Cost (Credit)	1,353		560
Components of Change in Amounts Included in AOCI and Regulatory Assets
Actuarial Loss (Gain) During the Year	(3,373)		8,958
Amortization of Actuarial Loss	(8,330)		(6,759)
Amortization of Prior Service Credit (Cost)	793		795
Change for the Year	(10,910)		2,994
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	4.75%		4.70%
Pension Plans [Member] | Maximum [Member]
Actuarial Assumptions for Benefit Obligations
Rate of Compensation Increase	11.50%
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	11.50%
Pension Plans [Member] | Maximum [Member] | Appalachian Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Rate of Compensation Increase	11.50%
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	11.50%
Pension Plans [Member] | Maximum [Member] | Indiana Michigan Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Rate of Compensation Increase	11.50%
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	11.50%
Pension Plans [Member] | Maximum [Member] | Ohio Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Rate of Compensation Increase	11.50%
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	11.50%
Pension Plans [Member] | Maximum [Member] | Public Service Co of Oklahoma [Member]
Actuarial Assumptions for Benefit Obligations
Rate of Compensation Increase	11.50%
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	11.50%
Pension Plans [Member] | Maximum [Member] | Southwestern Electric Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Rate of Compensation Increase	11.50%
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	11.50%
Pension Plans [Member] | Minimum [Member]
Actuarial Assumptions for Benefit Obligations
Rate of Compensation Increase	3.50%
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	3.50%
Pension Plans [Member] | Minimum [Member] | Appalachian Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Rate of Compensation Increase	3.50%
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	3.50%
Pension Plans [Member] | Minimum [Member] | Indiana Michigan Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Rate of Compensation Increase	3.50%
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	3.50%
Pension Plans [Member] | Minimum [Member] | Ohio Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Rate of Compensation Increase	3.50%
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	3.50%
Pension Plans [Member] | Minimum [Member] | Public Service Co of Oklahoma [Member]
Actuarial Assumptions for Benefit Obligations
Rate of Compensation Increase	3.50%
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	3.50%
Pension Plans [Member] | Minimum [Member] | Southwestern Electric Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Rate of Compensation Increase	3.50%
Benefit Plans (Textuals) [Abstract]
Rate of Compensation Increase	3.50%
Other Postretirement Benefit Plans [Member]
Actuarial Assumptions for Benefit Obligations
Discount Rate	3.95%		4.75%
Actuarial Assumptions for Net Periodic Benefit Costs
Discount Rate	4.75%		5.25%		5.85%
Expected Return on Plan Assets	7.25%		7.50%		8.00%
Health Care Trend Rates
Initial	7.00%		7.50%
Ultimate	5.00%		5.00%
Year Ultimate Reached	2020		2016
Effect of a 1% Change in Assumed Health Care Cost Trend Rates for the OPEB Health Care Plans
Effect of 1% Increase on Total Service and Interest Cost Components of Net Periodic Postretirement Health Care Benefit Cost	24,000
Effect of 1% Increase on the Health Care Component of the Accumulated Postretirement Benefit Obligation	118,000
Effect of 1% Decrease on Total Service and Interest Cost Components of Net Periodic Postretirement Health Care Benefit Cost	(19,000)
Effect of 1% Decrease on the Health Care Component of the Accumulated Postretirement Benefit Obligation	(89,000)
Change in Benefit Obligation
Benefit Obligation as of January 1	2,227,000		2,125,000
Service Cost	47,000		42,000		47,000
Interest Cost	103,000		109,000		113,000
Actuarial (Gain) Loss	148,000		253,000
Plan Amendment Prior Service Credit	(570,000)		(196,000)
Curtailment and Settlements	0		1,000
Benefit Payments	(151,000)		(150,000)
Participant Contributions	35,000		34,000
Medicare Subsidy	10,000		9,000
Benefit Obligation as of December 31	1,849,000		2,227,000		2,125,000
Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	1,410,000		1,461,000
Actual Gain (Loss) on Plan Assets	178,000		(14,000)
Company Contributions	96,000		79,000
Participant Contributions	35,000		34,000
Benefit Payments	(151,000)		(150,000)
Fair Value of Plan Assets as of December 31	1,568,000		1,410,000		1,461,000
Underfunded Status as of December 31	(281,000)		(817,000)
Benefit Amounts Recognized on the Balance Sheets
Other Current Liabilities - Accrued Short-term Benefit Liability	(4,000)		(4,000)
Employee Benefits and Pension Obligations - Accrued Long-term Benefit Liability	(277,000)		(813,000)
Underfunded Status	(281,000)		(817,000)
Components
Net Actuarial Loss	989,000		979,000
Prior Service Cost (Credit)	(762,000)		(210,000)
Transition Obligation	0		1,000
Components of Change in Amounts Included in AOCI and Regulatory Assets
Actuarial Loss (Gain) During the Year	67,000		370,000
Prior Service Credit	(570,000)		(191,000)
Amortization of Actuarial Loss	(57,000)		(29,000)
Amortization of Prior Service Credit (Cost)	18,000		1,000
Amortization of Transition Obligation	(1,000)		(2,000)
Change for the Year	(543,000)		149,000
Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Discount Rate	3.95%		4.75%
Actuarial Assumptions for Net Periodic Benefit Costs
Discount Rate	4.75%		5.25%		5.85%
Expected Return on Plan Assets	7.25%		7.50%		8.00%
Health Care Trend Rates
Initial	7.00%		7.50%
Ultimate	5.00%		5.00%
Year Ultimate Reached	2020		2016
Effect of a 1% Change in Assumed Health Care Cost Trend Rates for the OPEB Health Care Plans
Effect of 1% Increase on Total Service and Interest Cost Components of Net Periodic Postretirement Health Care Benefit Cost	3,845
Effect of 1% Increase on the Health Care Component of the Accumulated Postretirement Benefit Obligation	26,416
Effect of 1% Decrease on Total Service and Interest Cost Components of Net Periodic Postretirement Health Care Benefit Cost	(3,029)
Effect of 1% Decrease on the Health Care Component of the Accumulated Postretirement Benefit Obligation	(20,173)
Change in Benefit Obligation
Benefit Obligation as of January 1	395,482		383,152
Service Cost	5,387		4,983		5,722
Interest Cost	18,462		19,468		20,300
Actuarial (Gain) Loss	31,776		41,306
Plan Amendment Prior Service Credit	(80,528)		(31,145)
Benefit Payments	(29,228)		(30,040)
Participant Contributions	5,826		6,005
Medicare Subsidy	1,813		1,753
Benefit Obligation as of December 31	348,990		395,482		383,152
Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	229,735		243,771
Actual Gain (Loss) on Plan Assets	44,919		(4,102)
Company Contributions	16,506		14,101
Participant Contributions	5,826		6,005
Benefit Payments	(29,228)		(30,040)
Fair Value of Plan Assets as of December 31	267,758		229,735		243,771
Underfunded Status as of December 31	(81,232)		(165,747)
Benefit Amounts Recognized on the Balance Sheets
Other Current Liabilities - Accrued Short-term Benefit Liability	(2,836)		(2,956)
Employee Benefits and Pension Obligations - Accrued Long-term Benefit Liability	(78,396)		(162,791)
Underfunded Status	(81,232)		(165,747)
Components
Net Actuarial Loss	167,173		174,615
Prior Service Cost (Credit)	(110,726)		(33,060)
Transition Obligation	0		780
Components of Change in Amounts Included in AOCI and Regulatory Assets
Actuarial Loss (Gain) During the Year	3,084		65,104
Prior Service Credit	(80,528)		(31,145)
Amortization of Actuarial Loss	(10,526)		(5,839)
Amortization of Prior Service Credit (Cost)	2,862		171
Amortization of Transition Obligation	(780)		(1,167)
Change for the Year	(85,888)		27,124
Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Discount Rate	3.95%		4.75%
Actuarial Assumptions for Net Periodic Benefit Costs
Discount Rate	4.75%		5.25%		5.85%
Expected Return on Plan Assets	7.25%		7.50%		8.00%
Health Care Trend Rates
Initial	7.00%		7.50%
Ultimate	5.00%		5.00%
Year Ultimate Reached	2020		2016
Effect of a 1% Change in Assumed Health Care Cost Trend Rates for the OPEB Health Care Plans
Effect of 1% Increase on Total Service and Interest Cost Components of Net Periodic Postretirement Health Care Benefit Cost	3,017
Effect of 1% Increase on the Health Care Component of the Accumulated Postretirement Benefit Obligation	12,592
Effect of 1% Decrease on Total Service and Interest Cost Components of Net Periodic Postretirement Health Care Benefit Cost	(2,390)
Effect of 1% Decrease on the Health Care Component of the Accumulated Postretirement Benefit Obligation	(9,529)
Change in Benefit Obligation
Benefit Obligation as of January 1	277,353		266,742
Service Cost	6,621		6,119		6,750
Interest Cost	12,785		13,610		14,164
Actuarial (Gain) Loss	13,638		28,876
Plan Amendment Prior Service Credit	(78,851)		(24,846)
Benefit Payments	(18,394)		(18,387)
Participant Contributions	4,226		4,112
Medicare Subsidy	1,175		1,127
Benefit Obligation as of December 31	218,553		277,353		266,742
Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	181,237		188,690
Actual Gain (Loss) on Plan Assets	14,357		(3,946)
Company Contributions	12,702		10,768
Participant Contributions	4,226		4,112
Benefit Payments	(18,394)		(18,387)
Fair Value of Plan Assets as of December 31	194,128		181,237		188,690
Underfunded Status as of December 31	(24,425)		(96,116)
Benefit Amounts Recognized on the Balance Sheets
Other Current Liabilities - Accrued Short-term Benefit Liability	(290)		(308)
Employee Benefits and Pension Obligations - Accrued Long-term Benefit Liability	(24,135)		(95,808)
Underfunded Status	(24,425)		(96,116)
Components
Net Actuarial Loss	125,935		121,238
Prior Service Cost (Credit)	(103,959)		(27,491)
Transition Obligation	0		132
Components of Change in Amounts Included in AOCI and Regulatory Assets
Actuarial Loss (Gain) During the Year	11,747		46,321
Prior Service Credit	(78,851)		(24,846)
Amortization of Actuarial Loss	(7,050)		(3,566)
Amortization of Prior Service Credit (Cost)	2,383		237
Amortization of Transition Obligation	(132)		(188)
Change for the Year	(71,903)		17,958
Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Discount Rate	3.95%		4.75%
Actuarial Assumptions for Net Periodic Benefit Costs
Discount Rate	4.75%		5.25%		5.85%
Expected Return on Plan Assets	7.25%		7.50%		8.00%
Health Care Trend Rates
Initial	7.00%		7.50%
Ultimate	5.00%		5.00%
Year Ultimate Reached	2020		2016
Effect of a 1% Change in Assumed Health Care Cost Trend Rates for the OPEB Health Care Plans
Effect of 1% Increase on Total Service and Interest Cost Components of Net Periodic Postretirement Health Care Benefit Cost	5,347
Effect of 1% Increase on the Health Care Component of the Accumulated Postretirement Benefit Obligation	34,018
Effect of 1% Decrease on Total Service and Interest Cost Components of Net Periodic Postretirement Health Care Benefit Cost	(4,206)
Effect of 1% Decrease on the Health Care Component of the Accumulated Postretirement Benefit Obligation	(25,950)
Change in Benefit Obligation
Benefit Obligation as of January 1	519,892		506,255
Service Cost	8,748		7,827		8,187
Interest Cost	24,189		25,497		26,498
Actuarial (Gain) Loss	42,013		49,132
Plan Amendment Prior Service Credit	(101,384)		(42,357)
Curtailment and Settlements	0		605
Benefit Payments	(38,269)		(38,347)
Participant Contributions	8,545		8,828
Medicare Subsidy	2,556		2,452
Benefit Obligation as of December 31	466,290		519,892		506,255
Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	311,836		333,198
Actual Gain (Loss) on Plan Assets	65,125		(6,589)
Company Contributions	19,064		14,746
Participant Contributions	8,545		8,828
Benefit Payments	(38,269)		(38,347)
Fair Value of Plan Assets as of December 31	366,301		311,836		333,198
Underfunded Status as of December 31	(99,989)		(208,056)
Benefit Amounts Recognized on the Balance Sheets
Other Current Liabilities - Accrued Short-term Benefit Liability	(986)		(991)
Employee Benefits and Pension Obligations - Accrued Long-term Benefit Liability	(99,003)		(207,065)
Underfunded Status	(99,989)		(208,056)
Components
Net Actuarial Loss	216,350		231,189
Prior Service Cost (Credit)	(142,253)		(44,742)
Transition Obligation	0		104
Components of Change in Amounts Included in AOCI and Regulatory Assets
Actuarial Loss (Gain) During the Year	(1,170)		79,611
Prior Service Credit	(101,384)		(42,357)
Amortization of Actuarial Loss	(13,669)		(7,298)
Amortization of Prior Service Credit (Cost)	3,873		212
Amortization of Transition Obligation	(104)		(150)
Change for the Year	(112,454)		30,018
Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Actuarial Assumptions for Benefit Obligations
Discount Rate	3.95%		4.75%
Actuarial Assumptions for Net Periodic Benefit Costs
Discount Rate	4.75%		5.25%		5.85%
Expected Return on Plan Assets	7.25%		7.50%		8.00%
Health Care Trend Rates
Initial	7.00%		7.50%
Ultimate	5.00%		5.00%
Year Ultimate Reached	2020		2016
Effect of a 1% Change in Assumed Health Care Cost Trend Rates for the OPEB Health Care Plans
Effect of 1% Increase on Total Service and Interest Cost Components of Net Periodic Postretirement Health Care Benefit Cost	1,336
Effect of 1% Increase on the Health Care Component of the Accumulated Postretirement Benefit Obligation	5,447
Effect of 1% Decrease on Total Service and Interest Cost Components of Net Periodic Postretirement Health Care Benefit Cost	(1,059)
Effect of 1% Decrease on the Health Care Component of the Accumulated Postretirement Benefit Obligation	(4,113)
Change in Benefit Obligation
Benefit Obligation as of January 1	125,164		116,935
Service Cost	2,836		2,621		2,815
Interest Cost	5,797		6,046		6,360
Actuarial (Gain) Loss	7,511		16,705
Plan Amendment Prior Service Credit	(35,971)		(11,612)
Benefit Payments	(8,363)		(8,110)
Participant Contributions	2,024		1,926
Medicare Subsidy	682		653
Benefit Obligation as of December 31	99,680		125,164		116,935
Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	83,090		83,917
Actual Gain (Loss) on Plan Assets	8,089		646
Company Contributions	5,681		4,711
Participant Contributions	2,024		1,926
Benefit Payments	(8,363)		(8,110)
Fair Value of Plan Assets as of December 31	90,521		83,090		83,917
Underfunded Status as of December 31	(9,159)		(42,074)
Benefit Amounts Recognized on the Balance Sheets
Other Current Liabilities - Accrued Short-term Benefit Liability	0		0
Employee Benefits and Pension Obligations - Accrued Long-term Benefit Liability	(9,159)		(42,074)
Underfunded Status	(9,159)		(42,074)
Components
Net Actuarial Loss	56,493		54,516
Prior Service Cost (Credit)	(47,350)		(12,458)
Components of Change in Amounts Included in AOCI and Regulatory Assets
Actuarial Loss (Gain) During the Year	5,166		22,147
Prior Service Credit	(35,971)		(11,612)
Amortization of Actuarial Loss	(3,189)		(1,553)
Amortization of Prior Service Credit (Cost)	1,079		75
Amortization of Transition Obligation	0		0
Change for the Year	(32,915)		9,057
Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Actuarial Assumptions for Benefit Obligations
Discount Rate	3.95%		4.75%
Actuarial Assumptions for Net Periodic Benefit Costs
Discount Rate	4.75%		5.25%		5.85%
Expected Return on Plan Assets	7.25%		7.50%		8.00%
Health Care Trend Rates
Initial	7.00%		7.50%
Ultimate	5.00%		5.00%
Year Ultimate Reached	2020		2016
Effect of a 1% Change in Assumed Health Care Cost Trend Rates for the OPEB Health Care Plans
Effect of 1% Increase on Total Service and Interest Cost Components of Net Periodic Postretirement Health Care Benefit Cost	1,547
Effect of 1% Increase on the Health Care Component of the Accumulated Postretirement Benefit Obligation	6,008
Effect of 1% Decrease on Total Service and Interest Cost Components of Net Periodic Postretirement Health Care Benefit Cost	(1,227)
Effect of 1% Decrease on the Health Care Component of the Accumulated Postretirement Benefit Obligation	(4,537)
Change in Benefit Obligation
Benefit Obligation as of January 1	145,160		129,726
Service Cost	3,324		3,029		3,108
Interest Cost	6,673		6,969		6,940
Actuarial (Gain) Loss	7,885		24,547
Plan Amendment Prior Service Credit	(47,309)		(13,534)
Benefit Payments	(8,610)		(8,226)
Participant Contributions	2,189		2,041
Medicare Subsidy	636		608
Benefit Obligation as of December 31	109,948		145,160		129,726
Change in Fair Value of Plan Assets
Fair Value of Plan Assets as of January 1	96,364		93,097
Actual Gain (Loss) on Plan Assets	3,143		3,797
Company Contributions	6,760		5,655
Participant Contributions	2,189		2,041
Benefit Payments	(8,610)		(8,226)
Fair Value of Plan Assets as of December 31	99,846		96,364		93,097
Underfunded Status as of December 31	(10,102)		(48,796)
Benefit Amounts Recognized on the Balance Sheets
Other Current Liabilities - Accrued Short-term Benefit Liability	0		0
Employee Benefits and Pension Obligations - Accrued Long-term Benefit Liability	(10,102)		(48,796)
Underfunded Status	(10,102)		(48,796)
Components
Net Actuarial Loss	67,223		59,541
Prior Service Cost (Credit)	(57,138)		(10,762)
Components of Change in Amounts Included in AOCI and Regulatory Assets
Actuarial Loss (Gain) During the Year	11,341		23,619
Prior Service Credit	(47,309)		(9,409)
Amortization of Actuarial Loss	(3,659)		(1,785)
Amortization of Prior Service Credit (Cost)	933		(258)
Amortization of Transition Obligation	0		0
Change for the Year	(38,694)		12,167
Net of Tax AOCI [Member] | Pension Plans [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	226,000		260,000
Net of Tax AOCI [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	3,213		2,638
Net of Tax AOCI [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	6,190		6,616
Net of Tax AOCI [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	137,585		139,077
Net of Tax AOCI [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	0		0
Net of Tax AOCI [Member] | Other Postretirement Benefit Plans [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	77,000		189,000
Net of Tax AOCI [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	28,118		55,620
Net of Tax AOCI [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	2,600		6,321
Net of Tax AOCI [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	35,323		66,351
Net of Tax AOCI [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	2,311		11,291
Deferred Income Taxes [Member] | Pension Plans [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	122,000		140,000
Deferred Income Taxes [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	1,732		1,420
Deferred Income Taxes [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	3,332		3,561
Deferred Income Taxes [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	74,084		74,888
Deferred Income Taxes [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	0		0
Deferred Income Taxes [Member] | Other Postretirement Benefit Plans [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	42,000		102,000
Deferred Income Taxes [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	15,140		29,951
Deferred Income Taxes [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	1,400		3,403
Deferred Income Taxes [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	19,020		35,728
Deferred Income Taxes [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	1,246		6,081
Regulatory Assets [Member] | Pension Plans [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	1,774,000		1,818,000
Regulatory Assets [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	299,456		305,558
Regulatory Assets [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	202,821		207,237
Regulatory Assets [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	289,931		305,240
Regulatory Assets [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	124,261		136,237
Regulatory Assets [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	123,192		134,102
Regulatory Assets [Member] | Other Postretirement Benefit Plans [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	108,000		479,000
Regulatory Assets [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	13,189		56,764
Regulatory Assets [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	17,976		84,155
Regulatory Assets [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	19,754		84,472
Regulatory Assets [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	9,143		42,058
Regulatory Assets [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Recorded as
Total of Amounts Included in AOCI and Regulatory Assets	$ 6,528		$ 31,407

[1]	Rates are for base pay only. In addition, an amount is added to reflect target incentive compensation for exempt employees and overtime and incentive pay for nonexempt employees.

Benefit Plans 2 (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Actual Return on Plan Assets
Transfers into Level 3	$ 1,000	[1],[2]	$ 13,000	[1],[2]	$ 18,000	[1],[2]
Transfers out of Level 3	35,000	[2],[3]	12,000	[2],[3]	53,000	[2],[3]
Appalachian Power Co [Member]
Actual Return on Plan Assets
Transfers into Level 3	1,392	[1],[2]	2,488	[1],[2]	1,133	[1],[2]
Transfers out of Level 3	1,930	[2],[3]	3,003	[2],[3]	10,999	[2],[3]
Indiana Michigan Power Co [Member]
Actual Return on Plan Assets
Transfers into Level 3	860	[1],[2]	1,531	[1],[2]	616	[1],[2]
Transfers out of Level 3	1,144	[2],[3]	1,906	[2],[3]	6,558	[2],[3]
Ohio Power Co [Member]
Actual Return on Plan Assets
Transfers into Level 3	1,909	[1],[2]	3,257	[1],[2]	1,333	[1],[2]
Transfers out of Level 3	2,527	[2],[3]	4,032	[2],[3]	13,978	[2],[3]
Public Service Co of Oklahoma [Member]
Actual Return on Plan Assets
Transfers into Level 3	0	[1],[2]	0	[1],[2]	0	[1],[2]
Transfers out of Level 3	0	[2],[3]	0	[2],[3]	0	[2],[3]
Southwestern Electric Power Co [Member]
Actual Return on Plan Assets
Transfers into Level 3	0	[1],[2]	0	[1],[2]	0	[1],[2]
Transfers out of Level 3	0	[2],[3]	0	[2],[3]	0	[2],[3]
Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,568,000		1,410,000		1,461,000
Year End Allocation
Total	100.00%		100.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,568,000		1,410,000		1,461,000
Actual Return on Plan Assets
Balance as of December 31	1,568,000		1,410,000		1,461,000
Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	267,758		229,735		243,771
Year End Allocation
Total	100.00%		100.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	267,758		229,735		243,771
Actual Return on Plan Assets
Balance as of December 31	267,758		229,735		243,771
Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	194,128		181,237		188,690
Year End Allocation
Total	100.00%		100.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	194,128		181,237		188,690
Actual Return on Plan Assets
Balance as of December 31	194,128		181,237		188,690
Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	366,301		311,836		333,198
Year End Allocation
Total	100.00%		100.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	366,301		311,836		333,198
Actual Return on Plan Assets
Balance as of December 31	366,301		311,836		333,198
Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	90,521		83,090		83,917
Year End Allocation
Total	100.00%		100.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	90,521		83,090		83,917
Actual Return on Plan Assets
Balance as of December 31	90,521		83,090		83,917
Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	99,846		96,364		93,097
Year End Allocation
Total	100.00%		100.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	99,846		96,364		93,097
Actual Return on Plan Assets
Balance as of December 31	99,846		96,364		93,097
Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,696,000		4,303,000		3,858,000
Year End Allocation
Total	100.00%		100.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,696,000		4,303,000		3,858,000
Actual Return on Plan Assets
Balance as of December 31	4,696,000		4,303,000		3,858,000
Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	621,570		570,756		512,836
Year End Allocation
Total	100.00%		100.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	621,570		570,756		512,836
Actual Return on Plan Assets
Balance as of December 31	621,570		570,756		512,836
Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	552,026		503,926		451,688
Year End Allocation
Total	100.00%		100.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	552,026		503,926		451,688
Actual Return on Plan Assets
Balance as of December 31	552,026		503,926		451,688
Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,015,115		925,939		799,281
Year End Allocation
Total	100.00%		100.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,015,115		925,939		799,281
Actual Return on Plan Assets
Balance as of December 31	1,015,115		925,939		799,281
Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	264,823		245,769		213,576
Year End Allocation
Total	100.00%		100.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	264,823		245,769		213,576
Actual Return on Plan Assets
Balance as of December 31	264,823		245,769		213,576
Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	279,699		255,861		224,618
Year End Allocation
Total	100.00%		100.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	279,699		255,861		224,618
Actual Return on Plan Assets
Balance as of December 31	279,699		255,861		224,618
Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	989,000		745,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	989,000		745,000
Actual Return on Plan Assets
Balance as of December 31	989,000		745,000
Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	168,819		121,391
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	168,819		121,391
Actual Return on Plan Assets
Balance as of December 31	168,819		121,391
Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	122,395		95,765
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	122,395		95,765
Actual Return on Plan Assets
Balance as of December 31	122,395		95,765
Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	230,949		164,772
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	230,949		164,772
Actual Return on Plan Assets
Balance as of December 31	230,949		164,772
Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	57,073		43,905
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	57,073		43,905
Actual Return on Plan Assets
Balance as of December 31	57,073		43,905
Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	62,954		50,918
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	62,954		50,918
Actual Return on Plan Assets
Balance as of December 31	62,954		50,918
Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,896,000		1,958,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,896,000		1,958,000
Actual Return on Plan Assets
Balance as of December 31	1,896,000		1,958,000
Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	250,892		259,655
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	250,892		259,655
Actual Return on Plan Assets
Balance as of December 31	250,892		259,655
Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	222,821		229,252
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	222,821		229,252
Actual Return on Plan Assets
Balance as of December 31	222,821		229,252
Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	409,744		421,238
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	409,744		421,238
Actual Return on Plan Assets
Balance as of December 31	409,744		421,238
Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	106,893		111,807
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	106,893		111,807
Actual Return on Plan Assets
Balance as of December 31	106,893		111,807
Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	112,899		116,399
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	112,899		116,399
Actual Return on Plan Assets
Balance as of December 31	112,899		116,399
Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	578,000		671,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	578,000		671,000
Actual Return on Plan Assets
Balance as of December 31	578,000		671,000
Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	98,759		109,402
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	98,759		109,402
Actual Return on Plan Assets
Balance as of December 31	98,759		109,402
Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	71,603		86,307
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	71,603		86,307
Actual Return on Plan Assets
Balance as of December 31	71,603		86,307
Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	135,106		148,500
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	135,106		148,500
Actual Return on Plan Assets
Balance as of December 31	135,106		148,500
Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	33,387		39,568
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	33,387		39,568
Actual Return on Plan Assets
Balance as of December 31	33,387		39,568
Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	36,825		45,890
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	36,825		45,890
Actual Return on Plan Assets
Balance as of December 31	36,825		45,890
Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,471,000		2,277,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,471,000		2,277,000
Actual Return on Plan Assets
Balance as of December 31	2,471,000		2,277,000
Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	327,046		302,075
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	327,046		302,075
Actual Return on Plan Assets
Balance as of December 31	327,046		302,075
Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	290,455		266,705
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	290,455		266,705
Actual Return on Plan Assets
Balance as of December 31	290,455		266,705
Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	534,113		490,059
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	534,113		490,059
Actual Return on Plan Assets
Balance as of December 31	534,113		490,059
Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	139,340		130,075
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	139,340		130,075
Actual Return on Plan Assets
Balance as of December 31	139,340		130,075
Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	147,166		135,416
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	147,166		135,416
Actual Return on Plan Assets
Balance as of December 31	147,166		135,416
Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	415,000		330,000		213,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	415,000		330,000		213,000
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	40,000		31,000
Relating to Assets Sold During the Period	2,000		3,000
Purchases and Sales	43,000		77,000
Transfers into Level 3	0		6,000
Transfers out of Level 3	0		0
Balance as of December 31	415,000		330,000		213,000
Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	54,951		43,781		28,341
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	54,951		43,781		28,341
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	5,232		4,094
Relating to Assets Sold During the Period	342		392
Purchases and Sales	5,596		10,108
Transfers into Level 3	0		846
Transfers out of Level 3	0		0
Balance as of December 31	54,951		43,781		28,341
Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	48,803		38,655		24,962
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	48,803		38,655		24,962
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	4,738		3,631
Relating to Assets Sold During the Period	321		350
Purchases and Sales	5,089		8,965
Transfers into Level 3	0		747
Transfers out of Level 3	0		0
Balance as of December 31	48,803		38,655		24,962
Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	89,743		71,025		44,172
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	89,743		71,025		44,172
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	8,735		7,152
Relating to Assets Sold During the Period	594		744
Purchases and Sales	9,389		17,585
Transfers into Level 3	0		1,372
Transfers out of Level 3	0		0
Balance as of December 31	89,743		71,025		44,172
Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	23,412		18,852		11,803
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	23,412		18,852		11,803
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	2,149		1,875
Relating to Assets Sold During the Period	131		193
Purchases and Sales	2,280		4,617
Transfers into Level 3	0		364
Transfers out of Level 3	0		0
Balance as of December 31	23,412		18,852		11,803
Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	24,727		19,626		12,413
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	24,727		19,626		12,413
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	2,383		1,918
Relating to Assets Sold During the Period	159		194
Purchases and Sales	2,559		4,722
Transfers into Level 3	0		379
Transfers out of Level 3	0		0
Balance as of December 31	24,727		19,626		12,413
Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,000		(6,000)
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,000		(6,000)
Actual Return on Plan Assets
Balance as of December 31	1,000		(6,000)
Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	180		(1,058)
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	180		(1,058)
Actual Return on Plan Assets
Balance as of December 31	180		(1,058)
Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	130		(835)
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	130		(835)
Actual Return on Plan Assets
Balance as of December 31	130		(835)
Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	246		(1,436)
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	246		(1,436)
Actual Return on Plan Assets
Balance as of December 31	246		(1,436)
Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	61		(383)
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	61		(383)
Actual Return on Plan Assets
Balance as of December 31	61		(383)
Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	67		(444)
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	67		(444)
Actual Return on Plan Assets
Balance as of December 31	67		(444)
Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(86,000)		(262,000)
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(86,000)		(262,000)
Actual Return on Plan Assets
Balance as of December 31	(86,000)		(262,000)
Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(11,319)		(34,755)
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(11,319)		(34,755)
Actual Return on Plan Assets
Balance as of December 31	(11,319)		(34,755)
Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(10,053)		(30,686)
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(10,053)		(30,686)
Actual Return on Plan Assets
Balance as of December 31	(10,053)		(30,686)
Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(18,485)		(56,383)
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(18,485)		(56,383)
Actual Return on Plan Assets
Balance as of December 31	(18,485)		(56,383)
Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(4,822)		(14,965)
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(4,822)		(14,965)
Actual Return on Plan Assets
Balance as of December 31	(4,822)		(14,965)
Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(5,093)		(15,580)
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(5,093)		(15,580)
Actual Return on Plan Assets
Balance as of December 31	(5,093)		(15,580)
Equity Securities [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	927,000		827,000
Year End Allocation
Total	59.10%		58.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	927,000		827,000
Actual Return on Plan Assets
Balance as of December 31	927,000		827,000
Equity Securities [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	158,221		134,811
Year End Allocation
Total	59.10%		58.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	158,221		134,811
Actual Return on Plan Assets
Balance as of December 31	158,221		134,811
Equity Securities [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	114,711		106,352
Year End Allocation
Total	59.10%		58.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	114,711		106,352
Actual Return on Plan Assets
Balance as of December 31	114,711		106,352
Equity Securities [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	216,450		182,988
Year End Allocation
Total	59.10%		58.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	216,450		182,988
Actual Return on Plan Assets
Balance as of December 31	216,450		182,988
Equity Securities [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	53,490		48,758
Year End Allocation
Total	59.10%		58.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	53,490		48,758
Actual Return on Plan Assets
Balance as of December 31	53,490		48,758
Equity Securities [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	59,002		56,547
Year End Allocation
Total	59.10%		58.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	59,002		56,547
Actual Return on Plan Assets
Balance as of December 31	59,002		56,547
Equity Securities [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,900,000		2,086,000
Year End Allocation
Total	40.40%		48.50%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,900,000		2,086,000
Actual Return on Plan Assets
Balance as of December 31	1,900,000		2,086,000
Equity Securities [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	251,466		276,693
Year End Allocation
Total	40.40%		48.50%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	251,466		276,693
Actual Return on Plan Assets
Balance as of December 31	251,466		276,693
Equity Securities [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	223,331		244,295
Year End Allocation
Total	40.40%		48.50%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	223,331		244,295
Actual Return on Plan Assets
Balance as of December 31	223,331		244,295
Equity Securities [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	410,682		448,879
Year End Allocation
Total	40.40%		48.50%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	410,682		448,879
Actual Return on Plan Assets
Balance as of December 31	410,682		448,879
Equity Securities [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	107,138		119,144
Year End Allocation
Total	40.40%		48.50%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	107,138		119,144
Actual Return on Plan Assets
Balance as of December 31	107,138		119,144
Equity Securities [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	113,157		124,037
Year End Allocation
Total	40.40%		48.50%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	113,157		124,037
Actual Return on Plan Assets
Balance as of December 31	113,157		124,037
Equity Securities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	927,000		728,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	927,000		728,000
Actual Return on Plan Assets
Balance as of December 31	927,000		728,000
Equity Securities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	158,221		118,652
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	158,221		118,652
Actual Return on Plan Assets
Balance as of December 31	158,221		118,652
Equity Securities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	114,711		93,604
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	114,711		93,604
Actual Return on Plan Assets
Balance as of December 31	114,711		93,604
Equity Securities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	216,450		161,054
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	216,450		161,054
Actual Return on Plan Assets
Balance as of December 31	216,450		161,054
Equity Securities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	53,490		42,914
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	53,490		42,914
Actual Return on Plan Assets
Balance as of December 31	53,490		42,914
Equity Securities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	59,002		49,769
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	59,002		49,769
Actual Return on Plan Assets
Balance as of December 31	59,002		49,769
Equity Securities [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,896,000		1,958,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,896,000		1,958,000
Actual Return on Plan Assets
Balance as of December 31	1,896,000		1,958,000
Equity Securities [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	250,892		259,655
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	250,892		259,655
Actual Return on Plan Assets
Balance as of December 31	250,892		259,655
Equity Securities [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	222,821		229,252
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	222,821		229,252
Actual Return on Plan Assets
Balance as of December 31	222,821		229,252
Equity Securities [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	409,744		421,238
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	409,744		421,238
Actual Return on Plan Assets
Balance as of December 31	409,744		421,238
Equity Securities [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	106,893		111,807
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	106,893		111,807
Actual Return on Plan Assets
Balance as of December 31	106,893		111,807
Equity Securities [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	112,899		116,399
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	112,899		116,399
Actual Return on Plan Assets
Balance as of December 31	112,899		116,399
Equity Securities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		99,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		99,000
Actual Return on Plan Assets
Balance as of December 31	0		99,000
Equity Securities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		16,159
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		16,159
Actual Return on Plan Assets
Balance as of December 31	0		16,159
Equity Securities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		12,748
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		12,748
Actual Return on Plan Assets
Balance as of December 31	0		12,748
Equity Securities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		21,934
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		21,934
Actual Return on Plan Assets
Balance as of December 31	0		21,934
Equity Securities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		5,844
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		5,844
Actual Return on Plan Assets
Balance as of December 31	0		5,844
Equity Securities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		6,778
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		6,778
Actual Return on Plan Assets
Balance as of December 31	0		6,778
Equity Securities [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,000		128,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,000		128,000
Actual Return on Plan Assets
Balance as of December 31	4,000		128,000
Equity Securities [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	574		17,038
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	574		17,038
Actual Return on Plan Assets
Balance as of December 31	574		17,038
Equity Securities [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	510		15,043
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	510		15,043
Actual Return on Plan Assets
Balance as of December 31	510		15,043
Equity Securities [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	938		27,641
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	938		27,641
Actual Return on Plan Assets
Balance as of December 31	938		27,641
Equity Securities [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	245		7,337
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	245		7,337
Actual Return on Plan Assets
Balance as of December 31	245		7,337
Equity Securities [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	258		7,638
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	258		7,638
Actual Return on Plan Assets
Balance as of December 31	258		7,638
Equity Securities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Equity Securities [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	422,000		348,000
Year End Allocation
Total	26.90%		24.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	422,000		348,000
Actual Return on Plan Assets
Balance as of December 31	422,000		348,000
Domestic [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	72,063		56,670
Year End Allocation
Total	26.90%		24.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	72,063		56,670
Actual Return on Plan Assets
Balance as of December 31	72,063		56,670
Domestic [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	52,245		44,707
Year End Allocation
Total	26.90%		24.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	52,245		44,707
Actual Return on Plan Assets
Balance as of December 31	52,245		44,707
Domestic [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	98,583		76,921
Year End Allocation
Total	26.90%		24.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	98,583		76,921
Actual Return on Plan Assets
Balance as of December 31	98,583		76,921
Domestic [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	24,362		20,497
Year End Allocation
Total	26.90%		24.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	24,362		20,497
Actual Return on Plan Assets
Balance as of December 31	24,362		20,497
Domestic [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	26,874		23,770
Year End Allocation
Total	26.90%		24.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	26,874		23,770
Actual Return on Plan Assets
Balance as of December 31	26,874		23,770
Domestic [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,308,000		1,455,000
Year End Allocation
Total	27.90%		33.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,308,000		1,455,000
Actual Return on Plan Assets
Balance as of December 31	1,308,000		1,455,000
Domestic [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	173,149		192,957
Year End Allocation
Total	27.90%		33.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	173,149		192,957
Actual Return on Plan Assets
Balance as of December 31	173,149		192,957
Domestic [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	153,776		170,364
Year End Allocation
Total	27.90%		33.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	153,776		170,364
Actual Return on Plan Assets
Balance as of December 31	153,776		170,364
Domestic [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	282,777		313,034
Year End Allocation
Total	27.90%		33.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	282,777		313,034
Actual Return on Plan Assets
Balance as of December 31	282,777		313,034
Domestic [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	73,770		83,086
Year End Allocation
Total	27.90%		33.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	73,770		83,086
Actual Return on Plan Assets
Balance as of December 31	73,770		83,086
Domestic [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	77,915		86,499
Year End Allocation
Total	27.90%		33.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	77,915		86,499
Actual Return on Plan Assets
Balance as of December 31	77,915		86,499
Domestic [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	422,000		348,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	422,000		348,000
Actual Return on Plan Assets
Balance as of December 31	422,000		348,000
Domestic [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	72,063		56,670
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	72,063		56,670
Actual Return on Plan Assets
Balance as of December 31	72,063		56,670
Domestic [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	52,245		44,707
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	52,245		44,707
Actual Return on Plan Assets
Balance as of December 31	52,245		44,707
Domestic [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	98,583		76,921
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	98,583		76,921
Actual Return on Plan Assets
Balance as of December 31	98,583		76,921
Domestic [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	24,362		20,497
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	24,362		20,497
Actual Return on Plan Assets
Balance as of December 31	24,362		20,497
Domestic [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	26,874		23,770
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	26,874		23,770
Actual Return on Plan Assets
Balance as of December 31	26,874		23,770
Domestic [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,308,000		1,455,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,308,000		1,455,000
Actual Return on Plan Assets
Balance as of December 31	1,308,000		1,455,000
Domestic [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	173,149		192,957
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	173,149		192,957
Actual Return on Plan Assets
Balance as of December 31	173,149		192,957
Domestic [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	153,776		170,364
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	153,776		170,364
Actual Return on Plan Assets
Balance as of December 31	153,776		170,364
Domestic [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	282,777		313,034
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	282,777		313,034
Actual Return on Plan Assets
Balance as of December 31	282,777		313,034
Domestic [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	73,770		83,086
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	73,770		83,086
Actual Return on Plan Assets
Balance as of December 31	73,770		83,086
Domestic [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	77,915		86,499
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	77,915		86,499
Actual Return on Plan Assets
Balance as of December 31	77,915		86,499
Domestic [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Domestic [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	505,000		380,000
Year End Allocation
Total	32.20%		27.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	505,000		380,000
Actual Return on Plan Assets
Balance as of December 31	505,000		380,000
International [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	86,158		61,982
Year End Allocation
Total	32.20%		27.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	86,158		61,982
Actual Return on Plan Assets
Balance as of December 31	86,158		61,982
International [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	62,466		48,897
Year End Allocation
Total	32.20%		27.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	62,466		48,897
Actual Return on Plan Assets
Balance as of December 31	62,466		48,897
International [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	117,867		84,133
Year End Allocation
Total	32.20%		27.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	117,867		84,133
Actual Return on Plan Assets
Balance as of December 31	117,867		84,133
International [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	29,128		22,417
Year End Allocation
Total	32.20%		27.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	29,128		22,417
Actual Return on Plan Assets
Balance as of December 31	29,128		22,417
International [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	32,128		25,999
Year End Allocation
Total	32.20%		27.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	32,128		25,999
Actual Return on Plan Assets
Balance as of December 31	32,128		25,999
International [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	497,000		399,000
Year End Allocation
Total	10.50%		9.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	497,000		399,000
Actual Return on Plan Assets
Balance as of December 31	497,000		399,000
International [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	65,757		52,904
Year End Allocation
Total	10.50%		9.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	65,757		52,904
Actual Return on Plan Assets
Balance as of December 31	65,757		52,904
International [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	58,400		46,709
Year End Allocation
Total	10.50%		9.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	58,400		46,709
Actual Return on Plan Assets
Balance as of December 31	58,400		46,709
International [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	107,391		85,825
Year End Allocation
Total	10.50%		9.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	107,391		85,825
Actual Return on Plan Assets
Balance as of December 31	107,391		85,825
International [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	28,016		22,781
Year End Allocation
Total	10.50%		9.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	28,016		22,781
Actual Return on Plan Assets
Balance as of December 31	28,016		22,781
International [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	29,590		23,716
Year End Allocation
Total	10.50%		9.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	29,590		23,716
Actual Return on Plan Assets
Balance as of December 31	29,590		23,716
International [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	505,000		380,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	505,000		380,000
Actual Return on Plan Assets
Balance as of December 31	505,000		380,000
International [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	86,158		61,982
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	86,158		61,982
Actual Return on Plan Assets
Balance as of December 31	86,158		61,982
International [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	62,466		48,897
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	62,466		48,897
Actual Return on Plan Assets
Balance as of December 31	62,466		48,897
International [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	117,867		84,133
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	117,867		84,133
Actual Return on Plan Assets
Balance as of December 31	117,867		84,133
International [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	29,128		22,417
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	29,128		22,417
Actual Return on Plan Assets
Balance as of December 31	29,128		22,417
International [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	32,128		25,999
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	32,128		25,999
Actual Return on Plan Assets
Balance as of December 31	32,128		25,999
International [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	497,000		399,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	497,000		399,000
Actual Return on Plan Assets
Balance as of December 31	497,000		399,000
International [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	65,757		52,904
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	65,757		52,904
Actual Return on Plan Assets
Balance as of December 31	65,757		52,904
International [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	58,400		46,709
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	58,400		46,709
Actual Return on Plan Assets
Balance as of December 31	58,400		46,709
International [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	107,391		85,825
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	107,391		85,825
Actual Return on Plan Assets
Balance as of December 31	107,391		85,825
International [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	28,016		22,781
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	28,016		22,781
Actual Return on Plan Assets
Balance as of December 31	28,016		22,781
International [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	29,590		23,716
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	29,590		23,716
Actual Return on Plan Assets
Balance as of December 31	29,590		23,716
International [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	91,000		104,000
Year End Allocation
Total	1.90%		2.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	91,000		104,000
Actual Return on Plan Assets
Balance as of December 31	91,000		104,000
Real Estate Investment Trusts [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	11,986		13,794
Year End Allocation
Total	1.90%		2.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	11,986		13,794
Actual Return on Plan Assets
Balance as of December 31	11,986		13,794
Real Estate Investment Trusts [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	10,645		12,179
Year End Allocation
Total	1.90%		2.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	10,645		12,179
Actual Return on Plan Assets
Balance as of December 31	10,645		12,179
Real Estate Investment Trusts [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	19,576		22,379
Year End Allocation
Total	1.90%		2.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	19,576		22,379
Actual Return on Plan Assets
Balance as of December 31	19,576		22,379
Real Estate Investment Trusts [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	5,107		5,940
Year End Allocation
Total	1.90%		2.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	5,107		5,940
Actual Return on Plan Assets
Balance as of December 31	5,107		5,940
Real Estate Investment Trusts [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	5,394		6,184
Year End Allocation
Total	1.90%		2.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	5,394		6,184
Actual Return on Plan Assets
Balance as of December 31	5,394		6,184
Real Estate Investment Trusts [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	91,000		104,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	91,000		104,000
Actual Return on Plan Assets
Balance as of December 31	91,000		104,000
Real Estate Investment Trusts [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	11,986		13,794
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	11,986		13,794
Actual Return on Plan Assets
Balance as of December 31	11,986		13,794
Real Estate Investment Trusts [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	10,645		12,179
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	10,645		12,179
Actual Return on Plan Assets
Balance as of December 31	10,645		12,179
Real Estate Investment Trusts [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	19,576		22,379
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	19,576		22,379
Actual Return on Plan Assets
Balance as of December 31	19,576		22,379
Real Estate Investment Trusts [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	5,107		5,940
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	5,107		5,940
Actual Return on Plan Assets
Balance as of December 31	5,107		5,940
Real Estate Investment Trusts [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	5,394		6,184
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	5,394		6,184
Actual Return on Plan Assets
Balance as of December 31	5,394		6,184
Real Estate Investment Trusts [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate Investment Trusts [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,000		128,000
Year End Allocation
Total	0.10%		3.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,000		128,000
Actual Return on Plan Assets
Balance as of December 31	4,000		128,000
Common Collective Trust International [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	574		17,038
Year End Allocation
Total	0.10%		3.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	574		17,038
Actual Return on Plan Assets
Balance as of December 31	574		17,038
Common Collective Trust International [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	510		15,043
Year End Allocation
Total	0.10%		3.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	510		15,043
Actual Return on Plan Assets
Balance as of December 31	510		15,043
Common Collective Trust International [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	938		27,641
Year End Allocation
Total	0.10%		3.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	938		27,641
Actual Return on Plan Assets
Balance as of December 31	938		27,641
Common Collective Trust International [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	245		7,337
Year End Allocation
Total	0.10%		3.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	245		7,337
Actual Return on Plan Assets
Balance as of December 31	245		7,337
Common Collective Trust International [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	258		7,638
Year End Allocation
Total	0.10%		3.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	258		7,638
Actual Return on Plan Assets
Balance as of December 31	258		7,638
Common Collective Trust International [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,000		128,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,000		128,000
Actual Return on Plan Assets
Balance as of December 31	4,000		128,000
Common Collective Trust International [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	574		17,038
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	574		17,038
Actual Return on Plan Assets
Balance as of December 31	574		17,038
Common Collective Trust International [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	510		15,043
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	510		15,043
Actual Return on Plan Assets
Balance as of December 31	510		15,043
Common Collective Trust International [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	938		27,641
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	938		27,641
Actual Return on Plan Assets
Balance as of December 31	938		27,641
Common Collective Trust International [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	245		7,337
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	245		7,337
Actual Return on Plan Assets
Balance as of December 31	245		7,337
Common Collective Trust International [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	258		7,638
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	258		7,638
Actual Return on Plan Assets
Balance as of December 31	258		7,638
Common Collective Trust International [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust International [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust Global [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			99,000
Year End Allocation
Total			7.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			99,000
Actual Return on Plan Assets
Balance as of December 31			99,000
Common Collective Trust Global [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			16,159
Year End Allocation
Total			7.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			16,159
Actual Return on Plan Assets
Balance as of December 31			16,159
Common Collective Trust Global [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			12,748
Year End Allocation
Total			7.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			12,748
Actual Return on Plan Assets
Balance as of December 31			12,748
Common Collective Trust Global [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			21,934
Year End Allocation
Total			7.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			21,934
Actual Return on Plan Assets
Balance as of December 31			21,934
Common Collective Trust Global [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			5,844
Year End Allocation
Total			7.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			5,844
Actual Return on Plan Assets
Balance as of December 31			5,844
Common Collective Trust Global [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			6,778
Year End Allocation
Total			7.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			6,778
Actual Return on Plan Assets
Balance as of December 31			6,778
Common Collective Trust Global [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			99,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			99,000
Actual Return on Plan Assets
Balance as of December 31			99,000
Common Collective Trust Global [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			16,159
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			16,159
Actual Return on Plan Assets
Balance as of December 31			16,159
Common Collective Trust Global [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			12,748
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			12,748
Actual Return on Plan Assets
Balance as of December 31			12,748
Common Collective Trust Global [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			21,934
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			21,934
Actual Return on Plan Assets
Balance as of December 31			21,934
Common Collective Trust Global [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			5,844
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			5,844
Actual Return on Plan Assets
Balance as of December 31			5,844
Common Collective Trust Global [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			6,778
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			6,778
Actual Return on Plan Assets
Balance as of December 31			6,778
Common Collective Trust Global [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Common Collective Trust Global [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class			0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1			0
Actual Return on Plan Assets
Balance as of December 31			0
Fixed Income [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	352,000		345,000
Year End Allocation
Total	22.50%		24.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	352,000		345,000
Actual Return on Plan Assets
Balance as of December 31	352,000		345,000
Fixed Income [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	60,250		56,175
Year End Allocation
Total	22.50%		24.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	60,250		56,175
Actual Return on Plan Assets
Balance as of December 31	60,250		56,175
Fixed Income [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	43,683		44,316
Year End Allocation
Total	22.50%		24.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	43,683		44,316
Actual Return on Plan Assets
Balance as of December 31	43,683		44,316
Fixed Income [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	82,424		76,251
Year End Allocation
Total	22.50%		24.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	82,424		76,251
Actual Return on Plan Assets
Balance as of December 31	82,424		76,251
Fixed Income [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	20,368		20,318
Year End Allocation
Total	22.50%		24.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	20,368		20,318
Actual Return on Plan Assets
Balance as of December 31	20,368		20,318
Fixed Income [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	22,466		23,563
Year End Allocation
Total	22.50%		24.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	22,466		23,563
Actual Return on Plan Assets
Balance as of December 31	22,466		23,563
Fixed Income [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,261,000		1,847,000
Year End Allocation
Total	48.10%		42.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,261,000		1,847,000
Actual Return on Plan Assets
Balance as of December 31	2,261,000		1,847,000
Fixed Income [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	299,193		245,089
Year End Allocation
Total	48.10%		42.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	299,193		245,089
Actual Return on Plan Assets
Balance as of December 31	299,193		245,089
Fixed Income [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	265,719		216,391
Year End Allocation
Total	48.10%		42.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	265,719		216,391
Actual Return on Plan Assets
Balance as of December 31	265,719		216,391
Fixed Income [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	488,625		397,609
Year End Allocation
Total	48.10%		42.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	488,625		397,609
Actual Return on Plan Assets
Balance as of December 31	488,625		397,609
Fixed Income [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	127,473		105,536
Year End Allocation
Total	48.10%		42.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	127,473		105,536
Actual Return on Plan Assets
Balance as of December 31	127,473		105,536
Fixed Income [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	134,633		109,869
Year End Allocation
Total	48.10%		42.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	134,633		109,869
Actual Return on Plan Assets
Balance as of December 31	134,633		109,869
Fixed Income [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	352,000		345,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	352,000		345,000
Actual Return on Plan Assets
Balance as of December 31	352,000		345,000
Fixed Income [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	60,250		56,175
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	60,250		56,175
Actual Return on Plan Assets
Balance as of December 31	60,250		56,175
Fixed Income [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	43,683		44,316
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	43,683		44,316
Actual Return on Plan Assets
Balance as of December 31	43,683		44,316
Fixed Income [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	82,424		76,251
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	82,424		76,251
Actual Return on Plan Assets
Balance as of December 31	82,424		76,251
Fixed Income [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	20,368		20,318
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	20,368		20,318
Actual Return on Plan Assets
Balance as of December 31	20,368		20,318
Fixed Income [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	22,466		23,563
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	22,466		23,563
Actual Return on Plan Assets
Balance as of December 31	22,466		23,563
Fixed Income [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,261,000		1,841,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,261,000		1,841,000
Actual Return on Plan Assets
Balance as of December 31	2,261,000		1,841,000
Fixed Income [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	299,193		244,243
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	299,193		244,243
Actual Return on Plan Assets
Balance as of December 31	299,193		244,243
Fixed Income [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	265,719		215,644
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	265,719		215,644
Actual Return on Plan Assets
Balance as of December 31	265,719		215,644
Fixed Income [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	488,625		396,237
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	488,625		396,237
Actual Return on Plan Assets
Balance as of December 31	488,625		396,237
Fixed Income [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	127,473		105,172
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	127,473		105,172
Actual Return on Plan Assets
Balance as of December 31	127,473		105,172
Fixed Income [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	134,633		109,490
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	134,633		109,490
Actual Return on Plan Assets
Balance as of December 31	134,633		109,490
Fixed Income [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		6,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		6,000
Actual Return on Plan Assets
Balance as of December 31	0		6,000
Fixed Income [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		846
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		846
Actual Return on Plan Assets
Balance as of December 31	0		846
Fixed Income [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		747
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		747
Actual Return on Plan Assets
Balance as of December 31	0		747
Fixed Income [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		1,372
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		1,372
Actual Return on Plan Assets
Balance as of December 31	0		1,372
Fixed Income [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		364
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		364
Actual Return on Plan Assets
Balance as of December 31	0		364
Fixed Income [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		379
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		379
Actual Return on Plan Assets
Balance as of December 31	0		379
Fixed Income [Member] | Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Fixed Income [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	72,000		69,000
Year End Allocation
Total	4.60%		4.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	72,000		69,000
Actual Return on Plan Assets
Balance as of December 31	72,000		69,000
Common Collective Trust - Debt [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	12,388		11,279
Year End Allocation
Total	4.60%		4.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	12,388		11,279
Actual Return on Plan Assets
Balance as of December 31	12,388		11,279
Common Collective Trust - Debt [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	8,982		8,898
Year End Allocation
Total	4.60%		4.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	8,982		8,898
Actual Return on Plan Assets
Balance as of December 31	8,982		8,898
Common Collective Trust - Debt [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	16,947		15,310
Year End Allocation
Total	4.60%		4.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	16,947		15,310
Actual Return on Plan Assets
Balance as of December 31	16,947		15,310
Common Collective Trust - Debt [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,188		4,079
Year End Allocation
Total	4.60%		4.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,188		4,079
Actual Return on Plan Assets
Balance as of December 31	4,188		4,079
Common Collective Trust - Debt [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,619		4,731
Year End Allocation
Total	4.60%		4.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,619		4,731
Actual Return on Plan Assets
Balance as of December 31	4,619		4,731
Common Collective Trust - Debt [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	32,000		26,000
Year End Allocation
Total	0.70%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	32,000		26,000
Actual Return on Plan Assets
Balance as of December 31	32,000		26,000
Common Collective Trust - Debt [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,200		3,483
Year End Allocation
Total	0.70%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,200		3,483
Actual Return on Plan Assets
Balance as of December 31	4,200		3,483
Common Collective Trust - Debt [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	3,730		3,075
Year End Allocation
Total	0.70%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	3,730		3,075
Actual Return on Plan Assets
Balance as of December 31	3,730		3,075
Common Collective Trust - Debt [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	6,858		5,650
Year End Allocation
Total	0.70%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	6,858		5,650
Actual Return on Plan Assets
Balance as of December 31	6,858		5,650
Common Collective Trust - Debt [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,789		1,500
Year End Allocation
Total	0.70%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,789		1,500
Actual Return on Plan Assets
Balance as of December 31	1,789		1,500
Common Collective Trust - Debt [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,890		1,561
Year End Allocation
Total	0.70%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,890		1,561
Actual Return on Plan Assets
Balance as of December 31	1,890		1,561
Common Collective Trust - Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	72,000		69,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	72,000		69,000
Actual Return on Plan Assets
Balance as of December 31	72,000		69,000
Common Collective Trust - Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	12,388		11,279
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	12,388		11,279
Actual Return on Plan Assets
Balance as of December 31	12,388		11,279
Common Collective Trust - Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	8,982		8,898
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	8,982		8,898
Actual Return on Plan Assets
Balance as of December 31	8,982		8,898
Common Collective Trust - Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	16,947		15,310
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	16,947		15,310
Actual Return on Plan Assets
Balance as of December 31	16,947		15,310
Common Collective Trust - Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,188		4,079
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,188		4,079
Actual Return on Plan Assets
Balance as of December 31	4,188		4,079
Common Collective Trust - Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,619		4,731
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,619		4,731
Actual Return on Plan Assets
Balance as of December 31	4,619		4,731
Common Collective Trust - Debt [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	32,000		26,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	32,000		26,000
Actual Return on Plan Assets
Balance as of December 31	32,000		26,000
Common Collective Trust - Debt [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,200		3,483
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,200		3,483
Actual Return on Plan Assets
Balance as of December 31	4,200		3,483
Common Collective Trust - Debt [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	3,730		3,075
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	3,730		3,075
Actual Return on Plan Assets
Balance as of December 31	3,730		3,075
Common Collective Trust - Debt [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	6,858		5,650
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	6,858		5,650
Actual Return on Plan Assets
Balance as of December 31	6,858		5,650
Common Collective Trust - Debt [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,789		1,500
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,789		1,500
Actual Return on Plan Assets
Balance as of December 31	1,789		1,500
Common Collective Trust - Debt [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,890		1,561
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,890		1,561
Actual Return on Plan Assets
Balance as of December 31	1,890		1,561
Common Collective Trust - Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Common Collective Trust - Debt [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	82,000		81,000
Year End Allocation
Total	5.20%		5.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	82,000		81,000
Actual Return on Plan Assets
Balance as of December 31	82,000		81,000
United States Government and Agency Securities [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	14,036		13,165
Year End Allocation
Total	5.20%		5.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	14,036		13,165
Actual Return on Plan Assets
Balance as of December 31	14,036		13,165
United States Government and Agency Securities [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	10,176		10,386
Year End Allocation
Total	5.20%		5.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	10,176		10,386
Actual Return on Plan Assets
Balance as of December 31	10,176		10,386
United States Government and Agency Securities [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	19,202		17,870
Year End Allocation
Total	5.20%		5.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	19,202		17,870
Actual Return on Plan Assets
Balance as of December 31	19,202		17,870
United States Government and Agency Securities [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,745		4,762
Year End Allocation
Total	5.20%		5.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,745		4,762
Actual Return on Plan Assets
Balance as of December 31	4,745		4,762
United States Government and Agency Securities [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	5,234		5,522
Year End Allocation
Total	5.20%		5.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	5,234		5,522
Actual Return on Plan Assets
Balance as of December 31	5,234		5,522
United States Government and Agency Securities [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	715,000		566,000
Year End Allocation
Total	15.20%		13.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	715,000		566,000
Actual Return on Plan Assets
Balance as of December 31	715,000		566,000
United States Government and Agency Securities [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	94,682		75,042
Year End Allocation
Total	15.20%		13.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	94,682		75,042
Actual Return on Plan Assets
Balance as of December 31	94,682		75,042
United States Government and Agency Securities [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	84,089		66,255
Year End Allocation
Total	15.20%		13.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	84,089		66,255
Actual Return on Plan Assets
Balance as of December 31	84,089		66,255
United States Government and Agency Securities [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	154,630		121,741
Year End Allocation
Total	15.20%		13.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	154,630		121,741
Actual Return on Plan Assets
Balance as of December 31	154,630		121,741
United States Government and Agency Securities [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	40,340		32,313
Year End Allocation
Total	15.20%		13.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	40,340		32,313
Actual Return on Plan Assets
Balance as of December 31	40,340		32,313
United States Government and Agency Securities [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	42,606		33,640
Year End Allocation
Total	15.20%		13.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	42,606		33,640
Actual Return on Plan Assets
Balance as of December 31	42,606		33,640
United States Government and Agency Securities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	82,000		81,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	82,000		81,000
Actual Return on Plan Assets
Balance as of December 31	82,000		81,000
United States Government and Agency Securities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	14,036		13,165
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	14,036		13,165
Actual Return on Plan Assets
Balance as of December 31	14,036		13,165
United States Government and Agency Securities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	10,176		10,386
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	10,176		10,386
Actual Return on Plan Assets
Balance as of December 31	10,176		10,386
United States Government and Agency Securities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	19,202		17,870
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	19,202		17,870
Actual Return on Plan Assets
Balance as of December 31	19,202		17,870
United States Government and Agency Securities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,745		4,762
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,745		4,762
Actual Return on Plan Assets
Balance as of December 31	4,745		4,762
United States Government and Agency Securities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	5,234		5,522
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	5,234		5,522
Actual Return on Plan Assets
Balance as of December 31	5,234		5,522
United States Government and Agency Securities [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	715,000		566,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	715,000		566,000
Actual Return on Plan Assets
Balance as of December 31	715,000		566,000
United States Government and Agency Securities [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	94,682		75,042
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	94,682		75,042
Actual Return on Plan Assets
Balance as of December 31	94,682		75,042
United States Government and Agency Securities [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	84,089		66,255
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	84,089		66,255
Actual Return on Plan Assets
Balance as of December 31	84,089		66,255
United States Government and Agency Securities [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	154,630		121,741
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	154,630		121,741
Actual Return on Plan Assets
Balance as of December 31	154,630		121,741
United States Government and Agency Securities [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	40,340		32,313
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	40,340		32,313
Actual Return on Plan Assets
Balance as of December 31	40,340		32,313
United States Government and Agency Securities [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	42,606		33,640
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	42,606		33,640
Actual Return on Plan Assets
Balance as of December 31	42,606		33,640
United States Government and Agency Securities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Government and Agency Securities [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	155,000		152,000
Year End Allocation
Total	9.90%		10.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	155,000		152,000
Actual Return on Plan Assets
Balance as of December 31	155,000		152,000
Corporate Debt [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	26,437		24,792
Year End Allocation
Total	9.90%		10.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	26,437		24,792
Actual Return on Plan Assets
Balance as of December 31	26,437		24,792
Corporate Debt [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	19,167		19,558
Year End Allocation
Total	9.90%		10.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	19,167		19,558
Actual Return on Plan Assets
Balance as of December 31	19,167		19,558
Corporate Debt [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	36,166		33,652
Year End Allocation
Total	9.90%		10.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	36,166		33,652
Actual Return on Plan Assets
Balance as of December 31	36,166		33,652
Corporate Debt [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	8,937		8,967
Year End Allocation
Total	9.90%		10.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	8,937		8,967
Actual Return on Plan Assets
Balance as of December 31	8,937		8,967
Corporate Debt [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	9,858		10,399
Year End Allocation
Total	9.90%		10.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	9,858		10,399
Actual Return on Plan Assets
Balance as of December 31	9,858		10,399
Corporate Debt [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,235,000		991,000
Year End Allocation
Total	26.30%		23.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,235,000		991,000
Actual Return on Plan Assets
Balance as of December 31	1,235,000		991,000
Corporate Debt [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	163,484		131,452
Year End Allocation
Total	26.30%		23.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	163,484		131,452
Actual Return on Plan Assets
Balance as of December 31	163,484		131,452
Corporate Debt [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	145,193		116,060
Year End Allocation
Total	26.30%		23.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	145,193		116,060
Actual Return on Plan Assets
Balance as of December 31	145,193		116,060
Corporate Debt [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	266,994		213,255
Year End Allocation
Total	26.30%		23.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	266,994		213,255
Actual Return on Plan Assets
Balance as of December 31	266,994		213,255
Corporate Debt [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	69,653		56,603
Year End Allocation
Total	26.30%		23.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	69,653		56,603
Actual Return on Plan Assets
Balance as of December 31	69,653		56,603
Corporate Debt [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	73,566		58,928
Year End Allocation
Total	26.30%		23.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	73,566		58,928
Actual Return on Plan Assets
Balance as of December 31	73,566		58,928
Corporate Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	155,000		152,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	155,000		152,000
Actual Return on Plan Assets
Balance as of December 31	155,000		152,000
Corporate Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	26,437		24,792
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	26,437		24,792
Actual Return on Plan Assets
Balance as of December 31	26,437		24,792
Corporate Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	19,167		19,558
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	19,167		19,558
Actual Return on Plan Assets
Balance as of December 31	19,167		19,558
Corporate Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	36,166		33,652
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	36,166		33,652
Actual Return on Plan Assets
Balance as of December 31	36,166		33,652
Corporate Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	8,937		8,967
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	8,937		8,967
Actual Return on Plan Assets
Balance as of December 31	8,937		8,967
Corporate Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	9,858		10,399
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	9,858		10,399
Actual Return on Plan Assets
Balance as of December 31	9,858		10,399
Corporate Debt [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,235,000		985,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,235,000		985,000
Actual Return on Plan Assets
Balance as of December 31	1,235,000		985,000
Corporate Debt [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	163,484		130,606
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	163,484		130,606
Actual Return on Plan Assets
Balance as of December 31	163,484		130,606
Corporate Debt [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	145,193		115,313
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	145,193		115,313
Actual Return on Plan Assets
Balance as of December 31	145,193		115,313
Corporate Debt [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	266,994		211,883
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	266,994		211,883
Actual Return on Plan Assets
Balance as of December 31	266,994		211,883
Corporate Debt [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	69,653		56,239
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	69,653		56,239
Actual Return on Plan Assets
Balance as of December 31	69,653		56,239
Corporate Debt [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	73,566		58,549
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	73,566		58,549
Actual Return on Plan Assets
Balance as of December 31	73,566		58,549
Corporate Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		6,000		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		6,000		0
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	0		0
Relating to Assets Sold During the Period	(2,000)		0
Purchases and Sales	(4,000)		0
Transfers into Level 3	0		6,000
Transfers out of Level 3	0		0
Balance as of December 31	0		6,000		0
Corporate Debt [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		846		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		846		0
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	0		0
Relating to Assets Sold During the Period	(298)		0
Purchases and Sales	(548)		0
Transfers into Level 3	0		846
Transfers out of Level 3	0		0
Balance as of December 31	0		846		0
Corporate Debt [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		747		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		747		0
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	0		0
Relating to Assets Sold During the Period	(263)		0
Purchases and Sales	(484)		0
Transfers into Level 3	0		747
Transfers out of Level 3	0		0
Balance as of December 31	0		747		0
Corporate Debt [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		1,372		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		1,372		0
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	0		0
Relating to Assets Sold During the Period	(483)		0
Purchases and Sales	(889)		0
Transfers into Level 3	0		1,372
Transfers out of Level 3	0		0
Balance as of December 31	0		1,372		0
Corporate Debt [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		364		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		364		0
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	0		0
Relating to Assets Sold During the Period	(128)		0
Purchases and Sales	(236)		0
Transfers into Level 3	0		364
Transfers out of Level 3	0		0
Balance as of December 31	0		364		0
Corporate Debt [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		379		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		379		0
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	0		0
Relating to Assets Sold During the Period	(134)		0
Purchases and Sales	(245)		0
Transfers into Level 3	0		379
Transfers out of Level 3	0		0
Balance as of December 31	0		379		0
Corporate Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Corporate Debt [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	26,000		32,000
Year End Allocation
Total	1.70%		2.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	26,000		32,000
Actual Return on Plan Assets
Balance as of December 31	26,000		32,000
Foreign Debt [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,469		5,256
Year End Allocation
Total	1.70%		2.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,469		5,256
Actual Return on Plan Assets
Balance as of December 31	4,469		5,256
Foreign Debt [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	3,240		4,146
Year End Allocation
Total	1.70%		2.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	3,240		4,146
Actual Return on Plan Assets
Balance as of December 31	3,240		4,146
Foreign Debt [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	6,113		7,134
Year End Allocation
Total	1.70%		2.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	6,113		7,134
Actual Return on Plan Assets
Balance as of December 31	6,113		7,134
Foreign Debt [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,511		1,901
Year End Allocation
Total	1.70%		2.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,511		1,901
Actual Return on Plan Assets
Balance as of December 31	1,511		1,901
Foreign Debt [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,666		2,205
Year End Allocation
Total	1.70%		2.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,666		2,205
Actual Return on Plan Assets
Balance as of December 31	1,666		2,205
Foreign Debt [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	199,000		190,000
Year End Allocation
Total	4.20%		4.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	199,000		190,000
Actual Return on Plan Assets
Balance as of December 31	199,000		190,000
Foreign Debt [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	26,292		25,289
Year End Allocation
Total	4.20%		4.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	26,292		25,289
Actual Return on Plan Assets
Balance as of December 31	26,292		25,289
Foreign Debt [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	23,350		22,328
Year End Allocation
Total	4.20%		4.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	23,350		22,328
Actual Return on Plan Assets
Balance as of December 31	23,350		22,328
Foreign Debt [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	42,938		41,027
Year End Allocation
Total	4.20%		4.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	42,938		41,027
Actual Return on Plan Assets
Balance as of December 31	42,938		41,027
Foreign Debt [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	11,202		10,890
Year End Allocation
Total	4.20%		4.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	11,202		10,890
Actual Return on Plan Assets
Balance as of December 31	11,202		10,890
Foreign Debt [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	11,831		11,337
Year End Allocation
Total	4.20%		4.40%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	11,831		11,337
Actual Return on Plan Assets
Balance as of December 31	11,831		11,337
Foreign Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	26,000		32,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	26,000		32,000
Actual Return on Plan Assets
Balance as of December 31	26,000		32,000
Foreign Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,469		5,256
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,469		5,256
Actual Return on Plan Assets
Balance as of December 31	4,469		5,256
Foreign Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	3,240		4,146
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	3,240		4,146
Actual Return on Plan Assets
Balance as of December 31	3,240		4,146
Foreign Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	6,113		7,134
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	6,113		7,134
Actual Return on Plan Assets
Balance as of December 31	6,113		7,134
Foreign Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,511		1,901
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,511		1,901
Actual Return on Plan Assets
Balance as of December 31	1,511		1,901
Foreign Debt [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,666		2,205
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,666		2,205
Actual Return on Plan Assets
Balance as of December 31	1,666		2,205
Foreign Debt [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	199,000		190,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	199,000		190,000
Actual Return on Plan Assets
Balance as of December 31	199,000		190,000
Foreign Debt [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	26,292		25,289
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	26,292		25,289
Actual Return on Plan Assets
Balance as of December 31	26,292		25,289
Foreign Debt [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	23,350		22,328
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	23,350		22,328
Actual Return on Plan Assets
Balance as of December 31	23,350		22,328
Foreign Debt [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	42,938		41,027
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	42,938		41,027
Actual Return on Plan Assets
Balance as of December 31	42,938		41,027
Foreign Debt [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	11,202		10,890
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	11,202		10,890
Actual Return on Plan Assets
Balance as of December 31	11,202		10,890
Foreign Debt [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	11,831		11,337
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	11,831		11,337
Actual Return on Plan Assets
Balance as of December 31	11,831		11,337
Foreign Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Foreign Debt [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	7,000		9,000
Year End Allocation
Total	0.50%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	7,000		9,000
Actual Return on Plan Assets
Balance as of December 31	7,000		9,000
State and Local Government [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,242		1,371
Year End Allocation
Total	0.50%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,242		1,371
Actual Return on Plan Assets
Balance as of December 31	1,242		1,371
State and Local Government [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	901		1,082
Year End Allocation
Total	0.50%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	901		1,082
Actual Return on Plan Assets
Balance as of December 31	901		1,082
State and Local Government [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,700		1,861
Year End Allocation
Total	0.50%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,700		1,861
Actual Return on Plan Assets
Balance as of December 31	1,700		1,861
State and Local Government [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	420		496
Year End Allocation
Total	0.50%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	420		496
Actual Return on Plan Assets
Balance as of December 31	420		496
State and Local Government [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	463		575
Year End Allocation
Total	0.50%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	463		575
Actual Return on Plan Assets
Balance as of December 31	463		575
State and Local Government [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	44,000		48,000
Year End Allocation
Total	0.90%		1.10%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	44,000		48,000
Actual Return on Plan Assets
Balance as of December 31	44,000		48,000
State and Local Government [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	5,821		6,374
Year End Allocation
Total	0.90%		1.10%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	5,821		6,374
Actual Return on Plan Assets
Balance as of December 31	5,821		6,374
State and Local Government [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	5,170		5,628
Year End Allocation
Total	0.90%		1.10%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	5,170		5,628
Actual Return on Plan Assets
Balance as of December 31	5,170		5,628
State and Local Government [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	9,506		10,341
Year End Allocation
Total	0.90%		1.10%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	9,506		10,341
Actual Return on Plan Assets
Balance as of December 31	9,506		10,341
State and Local Government [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,480		2,745
Year End Allocation
Total	0.90%		1.10%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,480		2,745
Actual Return on Plan Assets
Balance as of December 31	2,480		2,745
State and Local Government [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,619		2,857
Year End Allocation
Total	0.90%		1.10%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,619		2,857
Actual Return on Plan Assets
Balance as of December 31	2,619		2,857
State and Local Government [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	7,000		9,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	7,000		9,000
Actual Return on Plan Assets
Balance as of December 31	7,000		9,000
State and Local Government [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,242		1,371
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,242		1,371
Actual Return on Plan Assets
Balance as of December 31	1,242		1,371
State and Local Government [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	901		1,082
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	901		1,082
Actual Return on Plan Assets
Balance as of December 31	901		1,082
State and Local Government [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,700		1,861
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,700		1,861
Actual Return on Plan Assets
Balance as of December 31	1,700		1,861
State and Local Government [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	420		496
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	420		496
Actual Return on Plan Assets
Balance as of December 31	420		496
State and Local Government [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	463		575
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	463		575
Actual Return on Plan Assets
Balance as of December 31	463		575
State and Local Government [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	44,000		48,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	44,000		48,000
Actual Return on Plan Assets
Balance as of December 31	44,000		48,000
State and Local Government [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	5,821		6,374
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	5,821		6,374
Actual Return on Plan Assets
Balance as of December 31	5,821		6,374
State and Local Government [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	5,170		5,628
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	5,170		5,628
Actual Return on Plan Assets
Balance as of December 31	5,170		5,628
State and Local Government [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	9,506		10,341
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	9,506		10,341
Actual Return on Plan Assets
Balance as of December 31	9,506		10,341
State and Local Government [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,480		2,745
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,480		2,745
Actual Return on Plan Assets
Balance as of December 31	2,480		2,745
State and Local Government [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,619		2,857
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,619		2,857
Actual Return on Plan Assets
Balance as of December 31	2,619		2,857
State and Local Government [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
State and Local Government [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	10,000		2,000
Year End Allocation
Total	0.60%		0.10%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	10,000		2,000
Actual Return on Plan Assets
Balance as of December 31	10,000		2,000
Other - Asset Backed [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,678		312
Year End Allocation
Total	0.60%		0.10%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,678		312
Actual Return on Plan Assets
Balance as of December 31	1,678		312
Other - Asset Backed [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,217		246
Year End Allocation
Total	0.60%		0.10%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,217		246
Actual Return on Plan Assets
Balance as of December 31	1,217		246
Other - Asset Backed [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,296		424
Year End Allocation
Total	0.60%		0.10%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,296		424
Actual Return on Plan Assets
Balance as of December 31	2,296		424
Other - Asset Backed [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	567		113
Year End Allocation
Total	0.60%		0.10%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	567		113
Actual Return on Plan Assets
Balance as of December 31	567		113
Other - Asset Backed [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	626		131
Year End Allocation
Total	0.60%		0.10%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	626		131
Actual Return on Plan Assets
Balance as of December 31	626		131
Other - Asset Backed [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	36,000		26,000
Year End Allocation
Total	0.80%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	36,000		26,000
Actual Return on Plan Assets
Balance as of December 31	36,000		26,000
Other - Asset Backed [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,714		3,449
Year End Allocation
Total	0.80%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,714		3,449
Actual Return on Plan Assets
Balance as of December 31	4,714		3,449
Other - Asset Backed [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,187		3,045
Year End Allocation
Total	0.80%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,187		3,045
Actual Return on Plan Assets
Balance as of December 31	4,187		3,045
Other - Asset Backed [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	7,699		5,595
Year End Allocation
Total	0.80%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	7,699		5,595
Actual Return on Plan Assets
Balance as of December 31	7,699		5,595
Other - Asset Backed [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,009		1,485
Year End Allocation
Total	0.80%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,009		1,485
Actual Return on Plan Assets
Balance as of December 31	2,009		1,485
Other - Asset Backed [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,121		1,546
Year End Allocation
Total	0.80%		0.60%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,121		1,546
Actual Return on Plan Assets
Balance as of December 31	2,121		1,546
Other - Asset Backed [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	10,000		2,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	10,000		2,000
Actual Return on Plan Assets
Balance as of December 31	10,000		2,000
Other - Asset Backed [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,678		312
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,678		312
Actual Return on Plan Assets
Balance as of December 31	1,678		312
Other - Asset Backed [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,217		246
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,217		246
Actual Return on Plan Assets
Balance as of December 31	1,217		246
Other - Asset Backed [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,296		424
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,296		424
Actual Return on Plan Assets
Balance as of December 31	2,296		424
Other - Asset Backed [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	567		113
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	567		113
Actual Return on Plan Assets
Balance as of December 31	567		113
Other - Asset Backed [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	626		131
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	626		131
Actual Return on Plan Assets
Balance as of December 31	626		131
Other - Asset Backed [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	36,000		26,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	36,000		26,000
Actual Return on Plan Assets
Balance as of December 31	36,000		26,000
Other - Asset Backed [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,714		3,449
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,714		3,449
Actual Return on Plan Assets
Balance as of December 31	4,714		3,449
Other - Asset Backed [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,187		3,045
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,187		3,045
Actual Return on Plan Assets
Balance as of December 31	4,187		3,045
Other - Asset Backed [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	7,699		5,595
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	7,699		5,595
Actual Return on Plan Assets
Balance as of December 31	7,699		5,595
Other - Asset Backed [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,009		1,485
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,009		1,485
Actual Return on Plan Assets
Balance as of December 31	2,009		1,485
Other - Asset Backed [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,121		1,546
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,121		1,546
Actual Return on Plan Assets
Balance as of December 31	2,121		1,546
Other - Asset Backed [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Asset Backed [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	220,000		163,000
Year End Allocation
Total	4.70%		3.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	220,000		163,000
Actual Return on Plan Assets
Balance as of December 31	220,000		163,000
Real Estate [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	29,063		21,666
Year End Allocation
Total	4.70%		3.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	29,063		21,666
Actual Return on Plan Assets
Balance as of December 31	29,063		21,666
Real Estate [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	25,811		19,129
Year End Allocation
Total	4.70%		3.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	25,811		19,129
Actual Return on Plan Assets
Balance as of December 31	25,811		19,129
Real Estate [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	47,464		35,148
Year End Allocation
Total	4.70%		3.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	47,464		35,148
Actual Return on Plan Assets
Balance as of December 31	47,464		35,148
Real Estate [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	12,382		9,329
Year End Allocation
Total	4.70%		3.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	12,382		9,329
Actual Return on Plan Assets
Balance as of December 31	12,382		9,329
Real Estate [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	13,078		9,712
Year End Allocation
Total	4.70%		3.80%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	13,078		9,712
Actual Return on Plan Assets
Balance as of December 31	13,078		9,712
Real Estate [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	220,000		163,000		83,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	220,000		163,000		83,000
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	30,000		22,000
Relating to Assets Sold During the Period	0		0
Purchases and Sales	27,000		58,000
Transfers into Level 3	0		0
Transfers out of Level 3	0		0
Balance as of December 31	220,000		163,000		83,000
Real Estate [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	29,063		21,666		11,060
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	29,063		21,666		11,060
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	3,913		2,952
Relating to Assets Sold During the Period	0		0
Purchases and Sales	3,484		7,654
Transfers into Level 3	0		0
Transfers out of Level 3	0		0
Balance as of December 31	29,063		21,666		11,060
Real Estate [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	25,811		19,129		9,742
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	25,811		19,129		9,742
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	3,535		2,612
Relating to Assets Sold During the Period	0		0
Purchases and Sales	3,147		6,775
Transfers into Level 3	0		0
Transfers out of Level 3	0		0
Balance as of December 31	25,811		19,129		9,742
Real Estate [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	47,464		35,148		17,239
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	47,464		35,148		17,239
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	6,515		4,985
Relating to Assets Sold During the Period	0		0
Purchases and Sales	5,801		12,924
Transfers into Level 3	0		0
Transfers out of Level 3	0		0
Balance as of December 31	47,464		35,148		17,239
Real Estate [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	12,382		9,329		4,606
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	12,382		9,329		4,606
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	1,615		1,314
Relating to Assets Sold During the Period	0		0
Purchases and Sales	1,438		3,409
Transfers into Level 3	0		0
Transfers out of Level 3	0		0
Balance as of December 31	12,382		9,329		4,606
Real Estate [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	13,078		9,712		4,844
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	13,078		9,712		4,844
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	1,780		1,355
Relating to Assets Sold During the Period	0		0
Purchases and Sales	1,586		3,513
Transfers into Level 3	0		0
Transfers out of Level 3	0		0
Balance as of December 31	13,078		9,712		4,844
Real Estate [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Real Estate [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	195,000		161,000
Year End Allocation
Total	4.20%		3.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	195,000		161,000
Actual Return on Plan Assets
Balance as of December 31	195,000		161,000
Alternative Investments [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	25,888		21,269
Year End Allocation
Total	4.20%		3.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	25,888		21,269
Actual Return on Plan Assets
Balance as of December 31	25,888		21,269
Alternative Investments [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	22,992		18,779
Year End Allocation
Total	4.20%		3.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	22,992		18,779
Actual Return on Plan Assets
Balance as of December 31	22,992		18,779
Alternative Investments [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	42,279		34,505
Year End Allocation
Total	4.20%		3.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	42,279		34,505
Actual Return on Plan Assets
Balance as of December 31	42,279		34,505
Alternative Investments [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	11,030		9,159
Year End Allocation
Total	4.20%		3.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	11,030		9,159
Actual Return on Plan Assets
Balance as of December 31	11,030		9,159
Alternative Investments [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	11,649		9,535
Year End Allocation
Total	4.20%		3.70%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	11,649		9,535
Actual Return on Plan Assets
Balance as of December 31	11,649		9,535
Alternative Investments [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	195,000		161,000		130,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	195,000		161,000		130,000
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	10,000		9,000
Relating to Assets Sold During the Period	4,000		3,000
Purchases and Sales	20,000		19,000
Transfers into Level 3	0		0
Transfers out of Level 3	0		0
Balance as of December 31	195,000		161,000		130,000
Alternative Investments [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	25,888		21,269		17,281
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	25,888		21,269		17,281
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	1,319		1,142
Relating to Assets Sold During the Period	640		392
Purchases and Sales	2,660		2,454
Transfers into Level 3	0		0
Transfers out of Level 3	0		0
Balance as of December 31	25,888		21,269		17,281
Alternative Investments [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	22,992		18,779		15,220
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	22,992		18,779		15,220
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	1,203		1,019
Relating to Assets Sold During the Period	584		350
Purchases and Sales	2,426		2,190
Transfers into Level 3	0		0
Transfers out of Level 3	0		0
Balance as of December 31	22,992		18,779		15,220
Alternative Investments [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	42,279		34,505		26,933
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	42,279		34,505		26,933
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	2,220		2,167
Relating to Assets Sold During the Period	1,077		744
Purchases and Sales	4,477		4,661
Transfers into Level 3	0		0
Transfers out of Level 3	0		0
Balance as of December 31	42,279		34,505		26,933
Alternative Investments [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	11,030		9,159		7,197
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	11,030		9,159		7,197
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	534		561
Relating to Assets Sold During the Period	259		193
Purchases and Sales	1,078		1,208
Transfers into Level 3	0		0
Transfers out of Level 3	0		0
Balance as of December 31	11,030		9,159		7,197
Alternative Investments [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	11,649		9,535		7,569
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	11,649		9,535		7,569
Actual Return on Plan Assets
Relating to Assets Still Held as of the Reporting Date	603		563
Relating to Assets Sold During the Period	293		194
Purchases and Sales	1,218		1,209
Transfers into Level 3	0		0
Transfers out of Level 3	0		0
Balance as of December 31	11,649		9,535		7,569
Alternative Investments [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Alternative Investments [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	80,000		215,000
Year End Allocation
Total	1.70%		5.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	80,000		215,000
Actual Return on Plan Assets
Balance as of December 31	80,000		215,000
Securities Lending [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	10,633		28,488
Year End Allocation
Total	1.70%		5.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	10,633		28,488
Actual Return on Plan Assets
Balance as of December 31	10,633		28,488
Securities Lending [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	9,443		25,153
Year End Allocation
Total	1.70%		5.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	9,443		25,153
Actual Return on Plan Assets
Balance as of December 31	9,443		25,153
Securities Lending [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	17,365		46,217
Year End Allocation
Total	1.70%		5.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	17,365		46,217
Actual Return on Plan Assets
Balance as of December 31	17,365		46,217
Securities Lending [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,530		12,267
Year End Allocation
Total	1.70%		5.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,530		12,267
Actual Return on Plan Assets
Balance as of December 31	4,530		12,267
Securities Lending [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,785		12,771
Year End Allocation
Total	1.70%		5.00%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,785		12,771
Actual Return on Plan Assets
Balance as of December 31	4,785		12,771
Securities Lending [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	80,000		215,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	80,000		215,000
Actual Return on Plan Assets
Balance as of December 31	80,000		215,000
Securities Lending [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	10,633		28,488
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	10,633		28,488
Actual Return on Plan Assets
Balance as of December 31	10,633		28,488
Securities Lending [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	9,443		25,153
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	9,443		25,153
Actual Return on Plan Assets
Balance as of December 31	9,443		25,153
Securities Lending [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	17,365		46,217
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	17,365		46,217
Actual Return on Plan Assets
Balance as of December 31	17,365		46,217
Securities Lending [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,530		12,267
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,530		12,267
Actual Return on Plan Assets
Balance as of December 31	4,530		12,267
Securities Lending [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,785		12,771
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,785		12,771
Actual Return on Plan Assets
Balance as of December 31	4,785		12,771
Securities Lending [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Securities Lending Collateral [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(91,000)	[4]	(236,000)	[4]
Year End Allocation
Total	(1.90%)	[4]	(5.50%)	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(91,000)	[4]	(236,000)	[4]
Actual Return on Plan Assets
Balance as of December 31	(91,000)	[4]	(236,000)	[4]
Securities Lending Collateral [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(12,025)	[4]	(31,276)	[4]
Year End Allocation
Total	(1.90%)	[4]	(5.50%)	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(12,025)	[4]	(31,276)	[4]
Actual Return on Plan Assets
Balance as of December 31	(12,025)	[4]	(31,276)	[4]
Securities Lending Collateral [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(10,680)	[4]	(27,614)	[4]
Year End Allocation
Total	(1.90%)	[4]	(5.50%)	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(10,680)	[4]	(27,614)	[4]
Actual Return on Plan Assets
Balance as of December 31	(10,680)	[4]	(27,614)	[4]
Securities Lending Collateral [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(19,639)	[4]	(50,739)	[4]
Year End Allocation
Total	(1.90%)	[4]	(5.50%)	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(19,639)	[4]	(50,739)	[4]
Actual Return on Plan Assets
Balance as of December 31	(19,639)	[4]	(50,739)	[4]
Securities Lending Collateral [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(5,123)	[4]	(13,467)	[4]
Year End Allocation
Total	(1.90%)	[4]	(5.50%)	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(5,123)	[4]	(13,467)	[4]
Actual Return on Plan Assets
Balance as of December 31	(5,123)	[4]	(13,467)	[4]
Securities Lending Collateral [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(5,411)	[4]	(14,020)	[4]
Year End Allocation
Total	(1.90%)	[4]	(5.50%)	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(5,411)	[4]	(14,020)	[4]
Actual Return on Plan Assets
Balance as of December 31	(5,411)	[4]	(14,020)	[4]
Securities Lending Collateral [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[4]	0	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[4]	0	[4]
Actual Return on Plan Assets
Balance as of December 31	0	[4]	0	[4]
Securities Lending Collateral [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(91,000)	[4]	(236,000)	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(91,000)	[4]	(236,000)	[4]
Actual Return on Plan Assets
Balance as of December 31	(91,000)	[4]	(236,000)	[4]
Securities Lending Collateral [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(12,025)	[4]	(31,276)	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(12,025)	[4]	(31,276)	[4]
Actual Return on Plan Assets
Balance as of December 31	(12,025)	[4]	(31,276)	[4]
Securities Lending Collateral [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(10,680)	[4]	(27,614)	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(10,680)	[4]	(27,614)	[4]
Actual Return on Plan Assets
Balance as of December 31	(10,680)	[4]	(27,614)	[4]
Securities Lending Collateral [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(19,639)	[4]	(50,739)	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(19,639)	[4]	(50,739)	[4]
Actual Return on Plan Assets
Balance as of December 31	(19,639)	[4]	(50,739)	[4]
Securities Lending Collateral [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(5,123)	[4]	(13,467)	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(5,123)	[4]	(13,467)	[4]
Actual Return on Plan Assets
Balance as of December 31	(5,123)	[4]	(13,467)	[4]
Securities Lending Collateral [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	(5,411)	[4]	(14,020)	[4]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	(5,411)	[4]	(14,020)	[4]
Actual Return on Plan Assets
Balance as of December 31	(5,411)	[4]	(14,020)	[4]
Cash and Cash Equivalents [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	73,000		40,000
Year End Allocation
Total	4.70%		2.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	73,000		40,000
Actual Return on Plan Assets
Balance as of December 31	73,000		40,000
Cash and Cash Equivalents [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	12,545		6,555
Year End Allocation
Total	4.70%		2.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	12,545		6,555
Actual Return on Plan Assets
Balance as of December 31	12,545		6,555
Cash and Cash Equivalents [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	9,096		5,171
Year End Allocation
Total	4.70%		2.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	9,096		5,171
Actual Return on Plan Assets
Balance as of December 31	9,096		5,171
Cash and Cash Equivalents [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	17,163		8,898
Year End Allocation
Total	4.70%		2.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	17,163		8,898
Actual Return on Plan Assets
Balance as of December 31	17,163		8,898
Cash and Cash Equivalents [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,241		2,371
Year End Allocation
Total	4.70%		2.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,241		2,371
Actual Return on Plan Assets
Balance as of December 31	4,241		2,371
Cash and Cash Equivalents [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	4,678		2,750
Year End Allocation
Total	4.70%		2.90%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	4,678		2,750
Actual Return on Plan Assets
Balance as of December 31	4,678		2,750
Cash and Cash Equivalents [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	126,000		93,000
Year End Allocation
Total	2.70%		2.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	126,000		93,000
Actual Return on Plan Assets
Balance as of December 31	126,000		93,000
Cash and Cash Equivalents [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	16,646		12,306
Year End Allocation
Total	2.70%		2.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	16,646		12,306
Actual Return on Plan Assets
Balance as of December 31	16,646		12,306
Cash and Cash Equivalents [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	14,783		10,865
Year End Allocation
Total	2.70%		2.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	14,783		10,865
Actual Return on Plan Assets
Balance as of December 31	14,783		10,865
Cash and Cash Equivalents [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	27,185		19,964
Year End Allocation
Total	2.70%		2.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	27,185		19,964
Actual Return on Plan Assets
Balance as of December 31	27,185		19,964
Cash and Cash Equivalents [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	7,092		5,299
Year End Allocation
Total	2.70%		2.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	7,092		5,299
Actual Return on Plan Assets
Balance as of December 31	7,092		5,299
Cash and Cash Equivalents [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	7,490		5,517
Year End Allocation
Total	2.70%		2.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	7,490		5,517
Actual Return on Plan Assets
Balance as of December 31	7,490		5,517
Cash and Cash Equivalents [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	62,000		17,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	62,000		17,000
Actual Return on Plan Assets
Balance as of December 31	62,000		17,000
Cash and Cash Equivalents [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	10,598		2,739
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	10,598		2,739
Actual Return on Plan Assets
Balance as of December 31	10,598		2,739
Cash and Cash Equivalents [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	7,684		2,161
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	7,684		2,161
Actual Return on Plan Assets
Balance as of December 31	7,684		2,161
Cash and Cash Equivalents [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	14,499		3,718
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	14,499		3,718
Actual Return on Plan Assets
Balance as of December 31	14,499		3,718
Cash and Cash Equivalents [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	3,583		991
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	3,583		991
Actual Return on Plan Assets
Balance as of December 31	3,583		991
Cash and Cash Equivalents [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	3,952		1,149
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	3,952		1,149
Actual Return on Plan Assets
Balance as of December 31	3,952		1,149
Cash and Cash Equivalents [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	11,000		23,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	11,000		23,000
Actual Return on Plan Assets
Balance as of December 31	11,000		23,000
Cash and Cash Equivalents [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,947		3,816
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,947		3,816
Actual Return on Plan Assets
Balance as of December 31	1,947		3,816
Cash and Cash Equivalents [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,412		3,010
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,412		3,010
Actual Return on Plan Assets
Balance as of December 31	1,412		3,010
Cash and Cash Equivalents [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,664		5,180
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,664		5,180
Actual Return on Plan Assets
Balance as of December 31	2,664		5,180
Cash and Cash Equivalents [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	658		1,380
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	658		1,380
Actual Return on Plan Assets
Balance as of December 31	658		1,380
Cash and Cash Equivalents [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	726		1,601
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	726		1,601
Actual Return on Plan Assets
Balance as of December 31	726		1,601
Cash and Cash Equivalents [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	126,000		93,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	126,000		93,000
Actual Return on Plan Assets
Balance as of December 31	126,000		93,000
Cash and Cash Equivalents [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	16,646		12,306
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	16,646		12,306
Actual Return on Plan Assets
Balance as of December 31	16,646		12,306
Cash and Cash Equivalents [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	14,783		10,865
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	14,783		10,865
Actual Return on Plan Assets
Balance as of December 31	14,783		10,865
Cash and Cash Equivalents [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	27,185		19,964
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	27,185		19,964
Actual Return on Plan Assets
Balance as of December 31	27,185		19,964
Cash and Cash Equivalents [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	7,092		5,299
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	7,092		5,299
Actual Return on Plan Assets
Balance as of December 31	7,092		5,299
Cash and Cash Equivalents [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	7,490		5,517
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	7,490		5,517
Actual Return on Plan Assets
Balance as of December 31	7,490		5,517
Cash and Cash Equivalents [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Cash and Cash Equivalents [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
Other - Pending Transactions and Accrued Income [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,000	[5]	(6,000)	[5]
Year End Allocation
Total	0.10%	[5]	(0.50%)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,000	[5]	(6,000)	[5]
Actual Return on Plan Assets
Balance as of December 31	1,000	[5]	(6,000)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	180	[5]	(1,058)	[5]
Year End Allocation
Total	0.10%	[5]	(0.50%)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	180	[5]	(1,058)	[5]
Actual Return on Plan Assets
Balance as of December 31	180	[5]	(1,058)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	130	[5]	(835)	[5]
Year End Allocation
Total	0.10%	[5]	(0.50%)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	130	[5]	(835)	[5]
Actual Return on Plan Assets
Balance as of December 31	130	[5]	(835)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	246	[5]	(1,436)	[5]
Year End Allocation
Total	0.10%	[5]	(0.50%)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	246	[5]	(1,436)	[5]
Actual Return on Plan Assets
Balance as of December 31	246	[5]	(1,436)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	61	[5]	(383)	[5]
Year End Allocation
Total	0.10%	[5]	(0.50%)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	61	[5]	(383)	[5]
Actual Return on Plan Assets
Balance as of December 31	61	[5]	(383)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	67	[5]	(444)	[5]
Year End Allocation
Total	0.10%	[5]	(0.50%)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	67	[5]	(444)	[5]
Actual Return on Plan Assets
Balance as of December 31	67	[5]	(444)	[5]
Other - Pending Transactions and Accrued Income [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	5,000	[5]	(26,000)	[5]
Year End Allocation
Total	0.10%	[5]	(0.60%)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	5,000	[5]	(26,000)	[5]
Actual Return on Plan Assets
Balance as of December 31	5,000	[5]	(26,000)	[5]
Other - Pending Transactions and Accrued Income [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	706	[5]	(3,479)	[5]
Year End Allocation
Total	0.10%	[5]	(0.60%)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	706	[5]	(3,479)	[5]
Actual Return on Plan Assets
Balance as of December 31	706	[5]	(3,479)	[5]
Other - Pending Transactions and Accrued Income [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	627	[5]	(3,072)	[5]
Year End Allocation
Total	0.10%	[5]	(0.60%)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	627	[5]	(3,072)	[5]
Actual Return on Plan Assets
Balance as of December 31	627	[5]	(3,072)	[5]
Other - Pending Transactions and Accrued Income [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,154	[5]	(5,644)	[5]
Year End Allocation
Total	0.10%	[5]	(0.60%)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,154	[5]	(5,644)	[5]
Actual Return on Plan Assets
Balance as of December 31	1,154	[5]	(5,644)	[5]
Other - Pending Transactions and Accrued Income [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	301	[5]	(1,498)	[5]
Year End Allocation
Total	0.10%	[5]	(0.60%)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	301	[5]	(1,498)	[5]
Actual Return on Plan Assets
Balance as of December 31	301	[5]	(1,498)	[5]
Other - Pending Transactions and Accrued Income [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	318	[5]	(1,560)	[5]
Year End Allocation
Total	0.10%	[5]	(0.60%)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	318	[5]	(1,560)	[5]
Actual Return on Plan Assets
Balance as of December 31	318	[5]	(1,560)	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 1 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 1 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 1 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 1 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 1 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 1 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 2 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 2 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 2 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 2 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 2 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 2 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 3 [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 3 [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 3 [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 3 [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 3 [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Level 3 [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0	[5]	0	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0	[5]	0	[5]
Actual Return on Plan Assets
Balance as of December 31	0	[5]	0	[5]
Other - Pending Transactions and Accrued Income [Member] | Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,000	[5]	(6,000)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,000	[5]	(6,000)	[5]
Actual Return on Plan Assets
Balance as of December 31	1,000	[5]	(6,000)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	180	[5]	(1,058)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	180	[5]	(1,058)	[5]
Actual Return on Plan Assets
Balance as of December 31	180	[5]	(1,058)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	130	[5]	(835)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	130	[5]	(835)	[5]
Actual Return on Plan Assets
Balance as of December 31	130	[5]	(835)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	246	[5]	(1,436)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	246	[5]	(1,436)	[5]
Actual Return on Plan Assets
Balance as of December 31	246	[5]	(1,436)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	61	[5]	(383)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	61	[5]	(383)	[5]
Actual Return on Plan Assets
Balance as of December 31	61	[5]	(383)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	67	[5]	(444)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	67	[5]	(444)	[5]
Actual Return on Plan Assets
Balance as of December 31	67	[5]	(444)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other [Member] | Pension Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	5,000	[5]	(26,000)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	5,000	[5]	(26,000)	[5]
Actual Return on Plan Assets
Balance as of December 31	5,000	[5]	(26,000)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	706	[5]	(3,479)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	706	[5]	(3,479)	[5]
Actual Return on Plan Assets
Balance as of December 31	706	[5]	(3,479)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	627	[5]	(3,072)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	627	[5]	(3,072)	[5]
Actual Return on Plan Assets
Balance as of December 31	627	[5]	(3,072)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	1,154	[5]	(5,644)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	1,154	[5]	(5,644)	[5]
Actual Return on Plan Assets
Balance as of December 31	1,154	[5]	(5,644)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	301	[5]	(1,498)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	301	[5]	(1,498)	[5]
Actual Return on Plan Assets
Balance as of December 31	301	[5]	(1,498)	[5]
Other - Pending Transactions and Accrued Income [Member] | Other [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	318	[5]	(1,560)	[5]
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	318	[5]	(1,560)	[5]
Actual Return on Plan Assets
Balance as of December 31	318	[5]	(1,560)	[5]
International Equities [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	52,000		46,000
Year End Allocation
Total	3.30%		3.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	52,000		46,000
Actual Return on Plan Assets
Balance as of December 31	52,000		46,000
International Equities [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	8,800		7,533
Year End Allocation
Total	3.30%		3.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	8,800		7,533
Actual Return on Plan Assets
Balance as of December 31	8,800		7,533
International Equities [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	6,380		5,943
Year End Allocation
Total	3.30%		3.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	6,380		5,943
Actual Return on Plan Assets
Balance as of December 31	6,380		5,943
International Equities [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	12,038		10,225
Year End Allocation
Total	3.30%		3.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	12,038		10,225
Actual Return on Plan Assets
Balance as of December 31	12,038		10,225
International Equities [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,975		2,724
Year End Allocation
Total	3.30%		3.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,975		2,724
Actual Return on Plan Assets
Balance as of December 31	2,975		2,724
International Equities [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	3,281		3,160
Year End Allocation
Total	3.30%		3.30%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	3,281		3,160
Actual Return on Plan Assets
Balance as of December 31	3,281		3,160
International Equities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	52,000		46,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	52,000		46,000
Actual Return on Plan Assets
Balance as of December 31	52,000		46,000
International Equities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	8,800		7,533
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	8,800		7,533
Actual Return on Plan Assets
Balance as of December 31	8,800		7,533
International Equities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	6,380		5,943
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	6,380		5,943
Actual Return on Plan Assets
Balance as of December 31	6,380		5,943
International Equities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	12,038		10,225
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	12,038		10,225
Actual Return on Plan Assets
Balance as of December 31	12,038		10,225
International Equities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	2,975		2,724
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	2,975		2,724
Actual Return on Plan Assets
Balance as of December 31	2,975		2,724
International Equities [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	3,281		3,160
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	3,281		3,160
Actual Return on Plan Assets
Balance as of December 31	3,281		3,160
International Equities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
International Equities [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	163,000		158,000
Year End Allocation
Total	10.30%		11.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	163,000		158,000
Actual Return on Plan Assets
Balance as of December 31	163,000		158,000
United States Bonds [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	27,762		25,719
Year End Allocation
Total	10.30%		11.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	27,762		25,719
Actual Return on Plan Assets
Balance as of December 31	27,762		25,719
United States Bonds [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	20,128		20,290
Year End Allocation
Total	10.30%		11.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	20,128		20,290
Actual Return on Plan Assets
Balance as of December 31	20,128		20,290
United States Bonds [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	37,980		34,910
Year End Allocation
Total	10.30%		11.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	37,980		34,910
Actual Return on Plan Assets
Balance as of December 31	37,980		34,910
United States Bonds [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	9,386		9,302
Year End Allocation
Total	10.30%		11.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	9,386		9,302
Actual Return on Plan Assets
Balance as of December 31	9,386		9,302
United States Bonds [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	10,352		10,788
Year End Allocation
Total	10.30%		11.20%
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	10,352		10,788
Actual Return on Plan Assets
Balance as of December 31	10,352		10,788
United States Bonds [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Level 1 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	163,000		158,000
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	163,000		158,000
Actual Return on Plan Assets
Balance as of December 31	163,000		158,000
United States Bonds [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	27,762		25,719
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	27,762		25,719
Actual Return on Plan Assets
Balance as of December 31	27,762		25,719
United States Bonds [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	20,128		20,290
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	20,128		20,290
Actual Return on Plan Assets
Balance as of December 31	20,128		20,290
United States Bonds [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	37,980		34,910
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	37,980		34,910
Actual Return on Plan Assets
Balance as of December 31	37,980		34,910
United States Bonds [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	9,386		9,302
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	9,386		9,302
Actual Return on Plan Assets
Balance as of December 31	9,386		9,302
United States Bonds [Member] | Level 2 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	10,352		10,788
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	10,352		10,788
Actual Return on Plan Assets
Balance as of December 31	10,352		10,788
United States Bonds [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Level 3 [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Other [Member] | Other Postretirement Benefit Plans [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	0		0
United States Bonds [Member] | Other [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Pension and Other Postretirement Plans' Assets
Asset Class	0		0
Reconciliation of Changes in Fair Value of Assets Classified as Level 3 in Fair Value Hierarchy for the Pension Assets
Balance as of January 1	0		0
Actual Return on Plan Assets
Balance as of December 31	$ 0		$ 0

[1]	Represents existing assets or liabilities that were previously categorized as Level 2.
[2]	Transfers are recognized based on their value at the beginning of the reporting period that the transfer occurred.
[3]	Represents existing assets or liabilities that were previously categorized as Level 3.
[4]	Amounts in "Other" column primarily represent an obligation to repay cash collateral received as part of the Securities Lending Program.
[5]	Amounts in "Other" column primarily represent accrued interest, dividend receivables and transactions pending settlement.

Benefit Plans 3 (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
American Electric Power System Retirement Savings Plans
Cost of Company Matching Contributions	$ 66,000	$ 64,000	$ 61,000
Benefit Plans Textuals [Abstract]
Cost of Company Matching Contributions	66,000	64,000	61,000
Matching Contributions Provided Percentage	100.00%
Second Matching Contributions Provided Percentage	70.00%
Eligible Compensation Contribution by Employee Percentage	1.00%
Second Eligible Compensation Contribution by Employee Percentage	5.00%
Appalachian Power Co [Member]
American Electric Power System Retirement Savings Plans
Cost of Company Matching Contributions	7,579	7,432	7,284
Benefit Plans Textuals [Abstract]
Cost of Company Matching Contributions	7,579	7,432	7,284
Matching Contributions Provided Percentage	100.00%
Second Matching Contributions Provided Percentage	70.00%
Eligible Compensation Contribution by Employee Percentage	1.00%
Second Eligible Compensation Contribution by Employee Percentage	5.00%
Indiana Michigan Power Co [Member]
American Electric Power System Retirement Savings Plans
Cost of Company Matching Contributions	9,706	9,541	8,969
Benefit Plans Textuals [Abstract]
Cost of Company Matching Contributions	9,706	9,541	8,969
Matching Contributions Provided Percentage	100.00%
Second Matching Contributions Provided Percentage	70.00%
Eligible Compensation Contribution by Employee Percentage	1.00%
Second Eligible Compensation Contribution by Employee Percentage	5.00%
Ohio Power Co [Member]
American Electric Power System Retirement Savings Plans
Cost of Company Matching Contributions	10,798	10,166	9,706
Benefit Plans Textuals [Abstract]
Cost of Company Matching Contributions	10,798	10,166	9,706
Matching Contributions Provided Percentage	100.00%
Second Matching Contributions Provided Percentage	70.00%
Eligible Compensation Contribution by Employee Percentage	1.00%
Second Eligible Compensation Contribution by Employee Percentage	5.00%
Public Service Co of Oklahoma [Member]
American Electric Power System Retirement Savings Plans
Cost of Company Matching Contributions	3,732	3,626	3,505
Benefit Plans Textuals [Abstract]
Cost of Company Matching Contributions	3,732	3,626	3,505
Matching Contributions Provided Percentage	100.00%
Second Matching Contributions Provided Percentage	70.00%
Eligible Compensation Contribution by Employee Percentage	1.00%
Second Eligible Compensation Contribution by Employee Percentage	5.00%
Southwestern Electric Power Co [Member]
American Electric Power System Retirement Savings Plans
Cost of Company Matching Contributions	4,890	4,438	3,866
Benefit Plans Textuals [Abstract]
Cost of Company Matching Contributions	4,890	4,438	3,866
Matching Contributions Provided Percentage	100.00%
Second Matching Contributions Provided Percentage	70.00%
Eligible Compensation Contribution by Employee Percentage	1.00%
Second Eligible Compensation Contribution by Employee Percentage	5.00%
Pension Plans [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	5,083,000	4,897,000
Underfunded Accumulated Benefit Obligation
Projected Benefit Obligation	5,205,000	4,991,000	4,807,000
Accumulated Benefit Obligation	5,083,000	4,897,000
Fair Value of Plan Assets	4,696,000	4,303,000	3,858,000
Underfunded Status, Accumulated Benefit Obligation	(387,000)	(594,000)
Estimated Future Benefit Payments and Contributions
Expected Contributions and Payments During 2013	108,000
Components of Net Periodic Benefit Cost
Service Cost	76,000	72,000	111,000
Interest Cost	223,000	237,000	253,000
Expected Return on Plan Assets	(319,000)	(314,000)	(312,000)
Curtailment	0	0	0
Amortization of Transition Obligation	0	0	0
Amortization of Prior Service Cost (Credit)	(1,000)	1,000	0
Amortization of Net Actuarial Loss	155,000	122,000	89,000
Net Periodic Benefit Cost	134,000	118,000	141,000
Capitalized Portion	(42,000)	(37,000)	(44,000)
Net Periodic Benefit Cost Recognized as Expense	92,000	81,000	97,000
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Net Actuarial Loss	176,000
Prior Service Cost (Credit)	3,000
Total Estimated 2013 Amortization	179,000
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	179,000
Benefit Plans Textuals [Abstract]
Expected Contributions and Payments During 2013	108,000
Pension Plans [Member] | Appalachian Power Co [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	708,667	673,201
Underfunded Accumulated Benefit Obligation
Projected Benefit Obligation	718,460	681,450	652,219
Accumulated Benefit Obligation	708,667	673,201
Fair Value of Plan Assets	621,570	570,756	512,836
Underfunded Status, Accumulated Benefit Obligation	(87,097)	(102,445)
Estimated Future Benefit Payments and Contributions
Expected Contributions and Payments During 2013	11,883
Components of Net Periodic Benefit Cost
Service Cost	7,565	7,199	12,908
Interest Cost	30,211	32,293	33,956
Expected Return on Plan Assets	(41,944)	(41,833)	(43,805)
Amortization of Transition Obligation	0	0	0
Amortization of Prior Service Cost (Credit)	475	917	917
Amortization of Net Actuarial Loss	20,339	16,570	11,842
Net Periodic Benefit Cost	16,646	15,146	15,818
Capitalized Portion	(6,525)	(5,604)	(6,058)
Net Periodic Benefit Cost Recognized as Expense	10,121	9,542	9,760
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Net Actuarial Loss	24,305
Prior Service Cost (Credit)	198
Total Estimated 2013 Amortization	24,503
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	24,503
Benefit Plans Textuals [Abstract]
Expected Contributions and Payments During 2013	11,883
Pension Plans [Member] | Indiana Michigan Power Co [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	603,648	570,023
Underfunded Accumulated Benefit Obligation
Projected Benefit Obligation	618,973	581,677	560,982
Accumulated Benefit Obligation	603,648	570,023
Fair Value of Plan Assets	552,026	503,926	451,688
Underfunded Status, Accumulated Benefit Obligation	(51,622)	(66,097)
Estimated Future Benefit Payments and Contributions
Expected Contributions and Payments During 2013	14,867
Components of Net Periodic Benefit Cost
Service Cost	9,908	9,447	15,284
Interest Cost	26,245	27,726	29,085
Expected Return on Plan Assets	(37,566)	(36,856)	(35,040)
Amortization of Transition Obligation	0	0	0
Amortization of Prior Service Cost (Credit)	407	744	744
Amortization of Net Actuarial Loss	17,569	14,144	10,065
Net Periodic Benefit Cost	16,563	15,205	20,138
Capitalized Portion	(3,114)	(3,163)	(4,028)
Net Periodic Benefit Cost Recognized as Expense	13,449	12,042	16,110
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Net Actuarial Loss	20,939
Prior Service Cost (Credit)	195
Total Estimated 2013 Amortization	21,134
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	21,134
Benefit Plans Textuals [Abstract]
Expected Contributions and Payments During 2013	14,867
Pension Plans [Member] | Ohio Power Co [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	1,049,592	1,006,429
Underfunded Accumulated Benefit Obligation
Projected Benefit Obligation	1,068,186	1,020,890	984,089
Accumulated Benefit Obligation	1,049,592	1,006,429
Fair Value of Plan Assets	1,015,115	925,939	799,281
Underfunded Status, Accumulated Benefit Obligation	(34,477)	(80,490)
Estimated Future Benefit Payments and Contributions
Expected Contributions and Payments During 2013	8,965
Components of Net Periodic Benefit Cost
Service Cost	11,003	10,230	17,254
Interest Cost	45,194	48,350	51,900
Expected Return on Plan Assets	(68,401)	(65,464)	(69,077)
Curtailment	0	0	0
Amortization of Transition Obligation	0	0	0
Amortization of Prior Service Cost (Credit)	743	1,474	1,474
Amortization of Net Actuarial Loss	30,439	24,828	18,150
Net Periodic Benefit Cost	18,978	19,418	19,701
Capitalized Portion	(7,060)	(6,932)	(6,843)
Net Periodic Benefit Cost Recognized as Expense	11,918	12,486	12,858
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Net Actuarial Loss	36,137
Prior Service Cost (Credit)	283
Total Estimated 2013 Amortization	36,420
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	36,420
Benefit Plans Textuals [Abstract]
Expected Contributions and Payments During 2013	8,965
Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	271,025	270,598
Underfunded Accumulated Benefit Obligation
Projected Benefit Obligation	279,685	277,448	268,180
Accumulated Benefit Obligation	271,025	270,598
Fair Value of Plan Assets	264,823	245,769	213,576
Underfunded Status, Accumulated Benefit Obligation	(6,202)	(24,829)
Estimated Future Benefit Payments and Contributions
Expected Contributions and Payments During 2013	6,089
Components of Net Periodic Benefit Cost
Service Cost	5,951	5,760	6,052
Interest Cost	12,301	13,285	14,888
Expected Return on Plan Assets	(18,015)	(17,464)	(19,739)
Amortization of Transition Obligation	0	0	0
Amortization of Prior Service Cost (Credit)	(948)	(950)	(950)
Amortization of Net Actuarial Loss	8,206	6,757	5,188
Net Periodic Benefit Cost	7,495	7,388	5,439
Capitalized Portion	(2,533)	(2,379)	(1,806)
Net Periodic Benefit Cost Recognized as Expense	4,962	5,009	3,633
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Net Actuarial Loss	9,464
Prior Service Cost (Credit)	297
Total Estimated 2013 Amortization	9,761
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	9,761
Benefit Plans Textuals [Abstract]
Expected Contributions and Payments During 2013	6,089
Pension Plans [Member] | Southwestern Electric Power Co [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	274,958	271,032
Underfunded Accumulated Benefit Obligation
Projected Benefit Obligation	285,560	277,594	267,206
Accumulated Benefit Obligation	274,958	271,032
Fair Value of Plan Assets	279,699	255,861	224,618
Underfunded Status, Accumulated Benefit Obligation		(15,171)
Estimated Future Benefit Payments and Contributions
Expected Contributions and Payments During 2013	11,345
Components of Net Periodic Benefit Cost
Service Cost	7,099	6,573	7,046
Interest Cost	12,537	13,331	15,093
Expected Return on Plan Assets	(18,866)	(18,380)	(19,489)
Amortization of Transition Obligation	0	0	0
Amortization of Prior Service Cost (Credit)	(793)	(795)	(796)
Amortization of Net Actuarial Loss	8,330	6,759	5,242
Net Periodic Benefit Cost	8,307	7,488	7,096
Capitalized Portion	(2,924)	(2,636)	(2,406)
Net Periodic Benefit Cost Recognized as Expense	5,383	4,852	4,690
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Net Actuarial Loss	9,662
Prior Service Cost (Credit)	350
Total Estimated 2013 Amortization	10,012
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	10,012
Benefit Plans Textuals [Abstract]
Expected Contributions and Payments During 2013	11,345
Pension Plans [Member] | Pension Payments [Member]
Estimated Future Benefit Payments and Contributions
2013	340,000
2014	349,000
2015	356,000
2016	359,000
2017	364,000
Years 2018 to 2022, in Total	1,844,000
Pension Plans [Member] | Pension Payments [Member] | Appalachian Power Co [Member]
Estimated Future Benefit Payments and Contributions
2013	45,750
2014	47,455
2015	46,625
2016	47,604
2017	48,367
Years 2018 to 2022, in Total	245,312
Pension Plans [Member] | Pension Payments [Member] | Indiana Michigan Power Co [Member]
Estimated Future Benefit Payments and Contributions
2013	36,365
2014	36,958
2015	38,694
2016	39,469
2017	40,350
Years 2018 to 2022, in Total	213,444
Pension Plans [Member] | Pension Payments [Member] | Ohio Power Co [Member]
Estimated Future Benefit Payments and Contributions
2013	72,470
2014	73,771
2015	73,945
2016	75,347
2017	75,575
Years 2018 to 2022, in Total	370,934
Pension Plans [Member] | Pension Payments [Member] | Public Service Co of Oklahoma [Member]
Estimated Future Benefit Payments and Contributions
2013	20,560
2014	21,772
2015	22,310
2016	22,297
2017	22,347
Years 2018 to 2022, in Total	110,866
Pension Plans [Member] | Pension Payments [Member] | Southwestern Electric Power Co [Member]
Estimated Future Benefit Payments and Contributions
2013	21,004
2014	22,223
2015	22,352
2016	22,278
2017	23,162
Years 2018 to 2022, in Total	114,257
Other Postretirement Benefit Plans [Member]
Underfunded Accumulated Benefit Obligation
Projected Benefit Obligation	1,849,000	2,227,000	2,125,000
Fair Value of Plan Assets	1,568,000	1,410,000	1,461,000
Estimated Future Benefit Payments and Contributions
Expected Contributions and Payments During 2013	4,000
Components of Net Periodic Benefit Cost
Service Cost	47,000	42,000	47,000
Interest Cost	103,000	109,000	113,000
Expected Return on Plan Assets	(101,000)	(109,000)	(105,000)
Curtailment	0	1,000	0
Amortization of Transition Obligation	1,000	2,000	27,000
Amortization of Prior Service Cost (Credit)	(18,000)	(1,000)	0
Amortization of Net Actuarial Loss	57,000	29,000	29,000
Net Periodic Benefit Cost	89,000	73,000	111,000
Capitalized Portion	(28,000)	(22,000)	(35,000)
Net Periodic Benefit Cost Recognized as Expense	61,000	51,000	76,000
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Net Actuarial Loss	64,000
Prior Service Cost (Credit)	(69,000)
Total Estimated 2013 Amortization	(5,000)
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	(5,000)
Benefit Plans Textuals [Abstract]
Expected Contributions and Payments During 2013	4,000
Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Underfunded Accumulated Benefit Obligation
Projected Benefit Obligation	348,990	395,482	383,152
Fair Value of Plan Assets	267,758	229,735	243,771
Estimated Future Benefit Payments and Contributions
Expected Contributions and Payments During 2013	3,079
Components of Net Periodic Benefit Cost
Service Cost	5,387	4,983	5,722
Interest Cost	18,462	19,468	20,300
Expected Return on Plan Assets	(16,753)	(17,985)	(17,628)
Amortization of Transition Obligation	780	1,167	5,244
Amortization of Prior Service Cost (Credit)	(2,862)	(171)	0
Amortization of Net Actuarial Loss	10,526	5,839	5,410
Net Periodic Benefit Cost	15,540	13,301	19,048
Capitalized Portion	(6,092)	(4,921)	(7,295)
Net Periodic Benefit Cost Recognized as Expense	9,448	8,380	11,753
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Net Actuarial Loss	12,114
Prior Service Cost (Credit)	(10,050)
Total Estimated 2013 Amortization	2,064
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	2,064
Benefit Plans Textuals [Abstract]
Expected Contributions and Payments During 2013	3,079
Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Underfunded Accumulated Benefit Obligation
Projected Benefit Obligation	218,553	277,353	266,742
Fair Value of Plan Assets	194,128	181,237	188,690
Estimated Future Benefit Payments and Contributions
Expected Contributions and Payments During 2013	315
Components of Net Periodic Benefit Cost
Service Cost	6,621	6,119	6,750
Interest Cost	12,785	13,610	14,164
Expected Return on Plan Assets	(12,847)	(13,886)	(13,397)
Amortization of Transition Obligation	132	188	2,814
Amortization of Prior Service Cost (Credit)	(2,383)	(237)	0
Amortization of Net Actuarial Loss	7,050	3,566	3,526
Net Periodic Benefit Cost	11,358	9,360	13,857
Capitalized Portion	(2,135)	(1,947)	(2,771)
Net Periodic Benefit Cost Recognized as Expense	9,223	7,413	11,086
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Net Actuarial Loss	7,624
Prior Service Cost (Credit)	(9,421)
Total Estimated 2013 Amortization	(1,797)
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	(1,797)
Benefit Plans Textuals [Abstract]
Expected Contributions and Payments During 2013	315
Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Underfunded Accumulated Benefit Obligation
Projected Benefit Obligation	466,290	519,892	506,255
Fair Value of Plan Assets	366,301	311,836	333,198
Estimated Future Benefit Payments and Contributions
Expected Contributions and Payments During 2013	1,027
Components of Net Periodic Benefit Cost
Service Cost	8,748	7,827	8,187
Interest Cost	24,189	25,497	26,498
Expected Return on Plan Assets	(22,555)	(24,514)	(24,092)
Curtailment	0	605	0
Amortization of Transition Obligation	104	150	6,642
Amortization of Prior Service Cost (Credit)	(3,873)	(212)	0
Amortization of Net Actuarial Loss	13,669	7,298	6,877
Net Periodic Benefit Cost	20,282	16,651	24,112
Capitalized Portion	(7,545)	(5,944)	(8,334)
Net Periodic Benefit Cost Recognized as Expense	12,737	10,707	15,778
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Net Actuarial Loss	16,198
Prior Service Cost (Credit)	(12,922)
Total Estimated 2013 Amortization	3,276
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	3,276
Benefit Plans Textuals [Abstract]
Expected Contributions and Payments During 2013	1,027
Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Underfunded Accumulated Benefit Obligation
Projected Benefit Obligation	99,680	125,164	116,935
Fair Value of Plan Assets	90,521	83,090	83,917
Estimated Future Benefit Payments and Contributions
Expected Contributions and Payments During 2013	0
Components of Net Periodic Benefit Cost
Service Cost	2,836	2,621	2,815
Interest Cost	5,797	6,046	6,360
Expected Return on Plan Assets	(5,922)	(6,264)	(6,110)
Amortization of Transition Obligation	0	0	2,805
Amortization of Prior Service Cost (Credit)	(1,079)	(75)	0
Amortization of Net Actuarial Loss	3,189	1,553	1,573
Net Periodic Benefit Cost	4,821	3,881	7,443
Capitalized Portion	(1,629)	(1,249)	(2,471)
Net Periodic Benefit Cost Recognized as Expense	3,192	2,632	4,972
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Net Actuarial Loss	3,480
Prior Service Cost (Credit)	(4,290)
Total Estimated 2013 Amortization	(810)
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	(810)
Benefit Plans Textuals [Abstract]
Expected Contributions and Payments During 2013	0
Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Underfunded Accumulated Benefit Obligation
Projected Benefit Obligation	109,948	145,160	129,726
Fair Value of Plan Assets	99,846	96,364	93,097
Estimated Future Benefit Payments and Contributions
Expected Contributions and Payments During 2013	0
Components of Net Periodic Benefit Cost
Service Cost	3,324	3,029	3,108
Interest Cost	6,673	6,969	6,940
Expected Return on Plan Assets	(6,795)	(7,200)	(6,646)
Amortization of Transition Obligation	0	0	2,461
Amortization of Prior Service Cost (Credit)	(933)	258	0
Amortization of Net Actuarial Loss	3,659	1,785	1,711
Net Periodic Benefit Cost	5,928	4,841	7,574
Capitalized Portion	(2,087)	(1,704)	(2,568)
Net Periodic Benefit Cost Recognized as Expense	3,841	3,137	5,006
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Net Actuarial Loss	3,838
Prior Service Cost (Credit)	(5,155)
Total Estimated 2013 Amortization	(1,317)
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	(1,317)
Benefit Plans Textuals [Abstract]
Expected Contributions and Payments During 2013	0
Other Postretirement Benefit Plans [Member] | Medicare Subsidy Receipts [Member]
Estimated Future Benefit Payments and Contributions
2013	0
2014	0
2015	0
2016	0
2017	0
Years 2018 to 2022, in Total	2,000
Other Postretirement Benefit Plans [Member] | Medicare Subsidy Receipts [Member] | Appalachian Power Co [Member]
Estimated Future Benefit Payments and Contributions
2013	243
2014	257
2015	269
2016	278
2017	283
Years 2018 to 2022, in Total	1,452
Other Postretirement Benefit Plans [Member] | Medicare Subsidy Receipts [Member] | Indiana Michigan Power Co [Member]
Estimated Future Benefit Payments and Contributions
2013	25
2014	24
2015	23
2016	23
2017	22
Years 2018 to 2022, in Total	97
Other Postretirement Benefit Plans [Member] | Medicare Subsidy Receipts [Member] | Ohio Power Co [Member]
Estimated Future Benefit Payments and Contributions
2013	41
2014	47
2015	58
2016	65
2017	76
Years 2018 to 2022, in Total	599
Other Postretirement Benefit Plans [Member] | Medicare Subsidy Receipts [Member] | Public Service Co of Oklahoma [Member]
Estimated Future Benefit Payments and Contributions
2013	0
2014	0
2015	0
2016	0
2017	0
Years 2018 to 2022, in Total	0
Other Postretirement Benefit Plans [Member] | Medicare Subsidy Receipts [Member] | Southwestern Electric Power Co [Member]
Estimated Future Benefit Payments and Contributions
2013	0
2014	0
2015	0
2016	0
2017	0
Years 2018 to 2022, in Total	0
Other Postretirement Benefit Plans [Member] | Benefit Payments [Member]
Estimated Future Benefit Payments and Contributions
2013	140,000
2014	146,000
2015	153,000
2016	162,000
2017	171,000
Years 2018 to 2022, in Total	990,000
Other Postretirement Benefit Plans [Member] | Benefit Payments [Member] | Appalachian Power Co [Member]
Estimated Future Benefit Payments and Contributions
2013	26,427
2014	27,549
2015	28,553
2016	29,738
2017	30,834
Years 2018 to 2022, in Total	172,977
Other Postretirement Benefit Plans [Member] | Benefit Payments [Member] | Indiana Michigan Power Co [Member]
Estimated Future Benefit Payments and Contributions
2013	17,092
2014	17,999
2015	19,150
2016	20,468
2017	21,549
Years 2018 to 2022, in Total	127,047
Other Postretirement Benefit Plans [Member] | Benefit Payments [Member] | Ohio Power Co [Member]
Estimated Future Benefit Payments and Contributions
2013	34,561
2014	35,532
2015	36,755
2016	38,435
2017	39,543
Years 2018 to 2022, in Total	224,357
Other Postretirement Benefit Plans [Member] | Benefit Payments [Member] | Public Service Co of Oklahoma [Member]
Estimated Future Benefit Payments and Contributions
2013	7,821
2014	8,169
2015	8,676
2016	9,239
2017	9,712
Years 2018 to 2022, in Total	56,882
Other Postretirement Benefit Plans [Member] | Benefit Payments [Member] | Southwestern Electric Power Co [Member]
Estimated Future Benefit Payments and Contributions
2013	8,143
2014	8,748
2015	9,233
2016	9,879
2017	10,582
Years 2018 to 2022, in Total	64,145
Qualified Pension Plans [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	5,001,000	4,808,000
Underfunded Accumulated Benefit Obligation
Accumulated Benefit Obligation	5,001,000	4,808,000
Qualified Pension Plans [Member] | Appalachian Power Co [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	708,476	672,967
Underfunded Accumulated Benefit Obligation
Accumulated Benefit Obligation	708,476	672,967
Qualified Pension Plans [Member] | Indiana Michigan Power Co [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	603,448	569,855
Underfunded Accumulated Benefit Obligation
Accumulated Benefit Obligation	603,448	569,855
Qualified Pension Plans [Member] | Ohio Power Co [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	1,048,796	1,005,608
Underfunded Accumulated Benefit Obligation
Accumulated Benefit Obligation	1,048,796	1,005,608
Qualified Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	269,738	269,230
Underfunded Accumulated Benefit Obligation
Accumulated Benefit Obligation	269,738	269,230
Qualified Pension Plans [Member] | Southwestern Electric Power Co [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	273,860	269,809
Underfunded Accumulated Benefit Obligation
Accumulated Benefit Obligation	273,860	269,809
Nonqualified Pension Plans [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	82,000	89,000
Underfunded Accumulated Benefit Obligation
Accumulated Benefit Obligation	82,000	89,000
Nonqualified Pension Plans [Member] | Appalachian Power Co [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	191	234
Underfunded Accumulated Benefit Obligation
Accumulated Benefit Obligation	191	234
Nonqualified Pension Plans [Member] | Indiana Michigan Power Co [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	200	168
Underfunded Accumulated Benefit Obligation
Accumulated Benefit Obligation	200	168
Nonqualified Pension Plans [Member] | Ohio Power Co [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	796	821
Underfunded Accumulated Benefit Obligation
Accumulated Benefit Obligation	796	821
Nonqualified Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	1,287	1,368
Underfunded Accumulated Benefit Obligation
Accumulated Benefit Obligation	1,287	1,368
Nonqualified Pension Plans [Member] | Southwestern Electric Power Co [Member]
Accumulated Benefit Obligation
Accumulated Benefit Obligation	1,098	1,223
Underfunded Accumulated Benefit Obligation
Accumulated Benefit Obligation	1,098	1,223
Fair Value of Plan Assets	0
Underfunded Status, Accumulated Benefit Obligation	(1,098)
Net of Tax AOCI [Member] | Pension Plans [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	20,000
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	20,000
Net of Tax AOCI [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	88
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	88
Net of Tax AOCI [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	833
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	833
Net of Tax AOCI [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	11,071
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	11,071
Net of Tax AOCI [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	0
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	0
Net of Tax AOCI [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	0
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	0
Net of Tax AOCI [Member] | Other Postretirement Benefit Plans [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	1,000
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	1,000
Net of Tax AOCI [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	1,277
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	1,277
Net of Tax AOCI [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	(20)
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	(20)
Net of Tax AOCI [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	1,740
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	1,740
Net of Tax AOCI [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	0
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	0
Net of Tax AOCI [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	(272)
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	(272)
Deferred Income Taxes [Member] | Pension Plans [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	11,000
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	11,000
Deferred Income Taxes [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	48
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	48
Deferred Income Taxes [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	449
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	449
Deferred Income Taxes [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	5,962
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	5,962
Deferred Income Taxes [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	0
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	0
Deferred Income Taxes [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	0
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	0
Deferred Income Taxes [Member] | Other Postretirement Benefit Plans [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	1,000
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	1,000
Deferred Income Taxes [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	688
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	688
Deferred Income Taxes [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	(10)
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	(10)
Deferred Income Taxes [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	937
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	937
Deferred Income Taxes [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	0
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	0
Deferred Income Taxes [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	(146)
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	(146)
Regulatory Assets [Member] | Pension Plans [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	148,000
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	148,000
Regulatory Assets [Member] | Pension Plans [Member] | Appalachian Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	24,367
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	24,367
Regulatory Assets [Member] | Pension Plans [Member] | Indiana Michigan Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	19,852
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	19,852
Regulatory Assets [Member] | Pension Plans [Member] | Ohio Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	19,387
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	19,387
Regulatory Assets [Member] | Pension Plans [Member] | Public Service Co of Oklahoma [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	9,761
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	9,761
Regulatory Assets [Member] | Pension Plans [Member] | Southwestern Electric Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	10,012
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	10,012
Regulatory Assets [Member] | Other Postretirement Benefit Plans [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	(7,000)
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	(7,000)
Regulatory Assets [Member] | Other Postretirement Benefit Plans [Member] | Appalachian Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	99
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	99
Regulatory Assets [Member] | Other Postretirement Benefit Plans [Member] | Indiana Michigan Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	(1,767)
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	(1,767)
Regulatory Assets [Member] | Other Postretirement Benefit Plans [Member] | Ohio Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	599
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	599
Regulatory Assets [Member] | Other Postretirement Benefit Plans [Member] | Public Service Co of Oklahoma [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	(810)
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	(810)
Regulatory Assets [Member] | Other Postretirement Benefit Plans [Member] | Southwestern Electric Power Co [Member]
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013
Total Estimated 2013 Amortization	(899)
Expected to be Recorded as
Estimated Amounts Expected to be Amortized to Net Periodic Benefit Costs in 2013	$ (899)

Business Segments (Details) (USD $)	3 Months Ended											12 Months Ended
	Dec. 31, 2012		Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenues from:
External Customers	$ 3,613,000,000		$ 4,156,000,000	$ 3,551,000,000	$ 3,625,000,000	$ 3,444,000,000		$ 4,333,000,000		$ 3,609,000,000	$ 3,730,000,000	$ 14,945,000,000		$ 15,116,000,000		$ 14,427,000,000
Other Operating Segments												0		0		0
TOTAL REVENUES												14,945,000,000		15,116,000,000		14,427,000,000
Asset Impairments and Other Related Charges												300,000,000		139,000,000		0
Depreciation and Amortization												1,782,000,000		1,655,000,000		1,641,000,000
Interest Income												8,000,000		27,000,000		21,000,000
Carrying Costs Income												53,000,000		393,000,000		70,000,000
Interest Expense												988,000,000		933,000,000		999,000,000
Income Tax Expense (Credit)												604,000,000		818,000,000		643,000,000
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS						211,000,000	[1],[2]	657,000,000	[1],[3]	353,000,000	355,000,000	1,262,000,000		1,576,000,000		1,218,000,000
EXTRAORDINARY ITEM, NET OF TAX						100,000,000	[1]	273,000,000	[1]	0	0	0		373,000,000		0
Net Income (Loss)	21,000,000	[4],[5]	488,000,000	363,000,000	390,000,000	311,000,000	[1],[2]	930,000,000	[1],[3]	353,000,000	355,000,000	1,262,000,000		1,949,000,000		1,218,000,000
Gross Property Additions												3,119,000,000		2,902,000,000		2,500,000,000
Balance Sheet Information
Total Property, Plant and Equipment	57,454,000,000					55,670,000,000						57,454,000,000		55,670,000,000
Accumulated Depreciation and Amortization	18,691,000,000					18,699,000,000						18,691,000,000		18,699,000,000
TOTAL PROPERTY, PLANT AND EQUIPMENT - NET	38,763,000,000					36,971,000,000						38,763,000,000		36,971,000,000
Total Assets	54,367,000,000					52,223,000,000						54,367,000,000		52,223,000,000
Investments in Equity Method Investees	465,000,000					299,000,000						465,000,000		299,000,000
Utility Operations [Member]
Revenues from:
External Customers												13,670,000,000		14,088,000,000		13,687,000,000
Other Operating Segments												108,000,000		112,000,000		105,000,000
TOTAL REVENUES												13,778,000,000		14,200,000,000		13,792,000,000
Asset Impairments and Other Related Charges												300,000,000		139,000,000		0
Depreciation and Amortization												1,734,000,000		1,613,000,000		1,598,000,000
Interest Income												7,000,000		29,000,000		8,000,000
Carrying Costs Income												53,000,000		393,000,000		70,000,000
Interest Expense												882,000,000		886,000,000		942,000,000
Income Tax Expense (Credit)												560,000,000		722,000,000		651,000,000
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS														1,549,000,000
EXTRAORDINARY ITEM, NET OF TAX														373,000,000
Net Income (Loss)												1,299,000,000		1,922,000,000		1,192,000,000
Gross Property Additions												2,625,000,000		2,405,000,000		2,440,000,000
Balance Sheet Information
Total Property, Plant and Equipment	55,707,000,000					54,396,000,000						55,707,000,000		54,396,000,000
Accumulated Depreciation and Amortization	18,344,000,000					18,393,000,000						18,344,000,000		18,393,000,000
TOTAL PROPERTY, PLANT AND EQUIPMENT - NET	37,363,000,000					36,003,000,000						37,363,000,000		36,003,000,000
Total Assets	51,477,000,000					50,093,000,000						51,477,000,000		50,093,000,000
Investments in Equity Method Investees	24,000,000					24,000,000						24,000,000		24,000,000
Transmission Operations [Member]
Revenues from:
External Customers												7,000,000		3,000,000		0
Other Operating Segments												17,000,000		5,000,000		1,000,000
TOTAL REVENUES												24,000,000		8,000,000		1,000,000
Asset Impairments and Other Related Charges												0		0		0
Depreciation and Amortization												3,000,000		0		0
Interest Income												0		0		0
Carrying Costs Income												0		0		0
Interest Expense												3,000,000		1,000,000		0
Income Tax Expense (Credit)												17,000,000		2,000,000		(1,000,000)
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS														30,000,000
EXTRAORDINARY ITEM, NET OF TAX														0
Net Income (Loss)												43,000,000		30,000,000		9,000,000
Gross Property Additions												392,000,000		263,000,000		35,000,000
Balance Sheet Information
Total Property, Plant and Equipment	748,000,000					323,000,000						748,000,000		323,000,000
Accumulated Depreciation and Amortization	4,000,000					0						4,000,000		0
TOTAL PROPERTY, PLANT AND EQUIPMENT - NET	744,000,000					323,000,000						744,000,000		323,000,000
Total Assets	1,216,000,000					594,000,000						1,216,000,000		594,000,000
Investments in Equity Method Investees	393,000,000					256,000,000						393,000,000		256,000,000
Nonutility Operations - AEP River Operations [Member]
Revenues from:
External Customers												647,000,000		696,000,000		566,000,000
Other Operating Segments												20,000,000		20,000,000		22,000,000
TOTAL REVENUES												667,000,000		716,000,000		588,000,000
Asset Impairments and Other Related Charges												0		0		0
Depreciation and Amortization												29,000,000		28,000,000		24,000,000
Interest Income												0		0		0
Carrying Costs Income												0		0		0
Interest Expense												17,000,000		18,000,000		14,000,000
Income Tax Expense (Credit)												7,000,000		24,000,000		19,000,000
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS														45,000,000
EXTRAORDINARY ITEM, NET OF TAX														0
Net Income (Loss)												15,000,000		45,000,000		37,000,000
Gross Property Additions												31,000,000		18,000,000		23,000,000
Balance Sheet Information
Total Property, Plant and Equipment	636,000,000					608,000,000						636,000,000		608,000,000
Accumulated Depreciation and Amortization	161,000,000					136,000,000						161,000,000		136,000,000
TOTAL PROPERTY, PLANT AND EQUIPMENT - NET	475,000,000					472,000,000						475,000,000		472,000,000
Total Assets	670,000,000					659,000,000						670,000,000		659,000,000
Investments in Equity Method Investees	43,000,000					17,000,000						43,000,000		17,000,000
Nonutility Operations - Generation and Marketing [Member]
Revenues from:
External Customers												599,000,000		305,000,000		173,000,000
Other Operating Segments												1,000,000		1,000,000		0
TOTAL REVENUES												600,000,000		306,000,000		173,000,000
Asset Impairments and Other Related Charges												0		0		0
Depreciation and Amortization												28,000,000		25,000,000		30,000,000
Interest Income												0		(1,000,000)		2,000,000
Carrying Costs Income												0		0		0
Interest Expense												19,000,000		18,000,000		20,000,000
Income Tax Expense (Credit)												3,000,000		(18,000,000)		(20,000,000)
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS														14,000,000
EXTRAORDINARY ITEM, NET OF TAX														0
Net Income (Loss)												7,000,000		14,000,000		25,000,000
Gross Property Additions												71,000,000		2,000,000		1,000,000
Balance Sheet Information
Total Property, Plant and Equipment	621,000,000					590,000,000						621,000,000		590,000,000
Accumulated Depreciation and Amortization	246,000,000					219,000,000						246,000,000		219,000,000
TOTAL PROPERTY, PLANT AND EQUIPMENT - NET	375,000,000					371,000,000						375,000,000		371,000,000
Total Assets	1,005,000,000					868,000,000						1,005,000,000		868,000,000
Investments in Equity Method Investees	0					0						0		0
All Other Segments [Member]
Revenues from:
External Customers												22,000,000	[6]	24,000,000	[6]	1,000,000	[6]
Other Operating Segments												8,000,000	[6]	8,000,000	[6]	14,000,000	[6]
TOTAL REVENUES												30,000,000	[6]	32,000,000	[6]	15,000,000	[6]
Asset Impairments and Other Related Charges												0	[6]	0	[6]	0	[6]
Depreciation and Amortization												0	[6]	2,000,000	[6]	2,000,000	[6]
Interest Income												20,000,000	[6]	17,000,000	[6]	31,000,000	[6]
Carrying Costs Income												0	[6]	0	[6]	0	[6]
Interest Expense												102,000,000	[6]	43,000,000	[6]	58,000,000	[6]
Income Tax Expense (Credit)												17,000,000	[6]	88,000,000	[6]	(6,000,000)	[6]
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS														(62,000,000)	[6]
EXTRAORDINARY ITEM, NET OF TAX														0	[6]
Net Income (Loss)												(102,000,000)	[6]	(62,000,000)	[6]	(45,000,000)	[6]
Gross Property Additions												0	[6]	214,000,000	[6]	1,000,000	[6]
Balance Sheet Information
Total Property, Plant and Equipment	8,000,000	[6]				11,000,000	[6]					8,000,000	[6]	11,000,000	[6]
Accumulated Depreciation and Amortization	7,000,000	[6]				10,000,000	[6]					7,000,000	[6]	10,000,000	[6]
TOTAL PROPERTY, PLANT AND EQUIPMENT - NET	1,000,000	[6]				1,000,000	[6]					1,000,000	[6]	1,000,000	[6]
Total Assets	17,191,000,000	[6]				16,751,000,000	[6]					17,191,000,000	[6]	16,751,000,000	[6]
Investments in Equity Method Investees	5,000,000	[6]				2,000,000	[6]					5,000,000	[6]	2,000,000	[6]
Reconciling Adjustments [Member]
Revenues from:
External Customers												0		0		0
Other Operating Segments												(154,000,000)		(146,000,000)		(142,000,000)
TOTAL REVENUES												(154,000,000)		(146,000,000)		(142,000,000)
Asset Impairments and Other Related Charges												0		0		0
Depreciation and Amortization												(12,000,000)	[7]	(13,000,000)	[7]	(13,000,000)	[7]
Interest Income												(19,000,000)		(18,000,000)		(20,000,000)
Carrying Costs Income												0		0		0
Interest Expense												(35,000,000)	[7]	(33,000,000)	[7]	(35,000,000)	[7]
Income Tax Expense (Credit)												0		0		0
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS														0
EXTRAORDINARY ITEM, NET OF TAX														0
Net Income (Loss)												0		0		0
Gross Property Additions												0		0		0
Balance Sheet Information
Total Property, Plant and Equipment	(266,000,000)	[7]				(258,000,000)	[7]					(266,000,000)	[7]	(258,000,000)	[7]
Accumulated Depreciation and Amortization	(71,000,000)	[7]				(59,000,000)	[7]					(71,000,000)	[7]	(59,000,000)	[7]
TOTAL PROPERTY, PLANT AND EQUIPMENT - NET	(195,000,000)	[7]				(199,000,000)	[7]					(195,000,000)	[7]	(199,000,000)	[7]
Total Assets	(17,192,000,000)	[7],[8]				(16,742,000,000)	[7],[8]					(17,192,000,000)	[7],[8]	(16,742,000,000)	[7],[8]
Investments in Equity Method Investees	$ 0	[7]				$ 0	[7]					$ 0	[7]	$ 0	[7]

[1]	See "TCC Texas Restructuring" section of Note 2 for discussion of gains recorded in the third and fourth quarters of 2011.
[2]	Includes a refund of POLR charges in Ohio and OPCo adjustments for fuel disallowances, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund. Also includes a pretax plant impairment for SWEPCo's Turk Plant (see Note 6).
[3]	Includes pretax plant impairments (see Note 6) and a provision for refund of POLR charges in Ohio.
[4]	Includes pretax impairments for certain Ohio generation plants (see Note 6).
[5]	See Note 17 for discussion of cost reduction programs in 2012.
[6]	All Other includes: Parent's guarantee revenue received from affiliates, investment income, interest income and interest expense and other nonallocated costs. Tax and interest expense adjustments related to our UK operations, which were sold in 2004 and 2002. Forward natural gas contracts that were not sold with our natural gas pipeline and storage operations in 2004 and 2005. These contracts were financial derivatives which settled and expired in the fourth quarter of 2011. Revenue sharing related to the Plaquemine Cogeneration Facility, which ended in the fourth quarter of 2011.
[7]	Includes eliminations due to an intercompany capital lease.
[8]	Reconciling Adjustments for Total Assets primarily include the elimination of intercompany advances to affiliates and intercompany accounts receivable along with the elimination of AEP's investments in subsidiary companies.

Derivatives and Hedging (Details) (USD $)	12 Months Ended
	Dec. 31, 2012 MWh MMBTU gal T		Dec. 31, 2011 MWh MMBTU gal T		Dec. 31, 2010
Commodity:
Power (In MWhs)	498,000,000		609,000,000
Coal (In Tons)	10,000,000		21,000,000
Natural Gas (In MMBtus)	147,000,000		100,000,000
Heating Oil and Gasoline (In Gallons)	6,000,000		6,000,000
Interest Rate	$ 235,000,000		$ 226,000,000
Interest Rate and Foreign Currency	1,199,000,000		907,000,000
Cash Collateral Netting
Cash Collateral Received Netted Against Risk Management Assets	7,000,000		26,000,000
Cash Collateral Paid Netted Against Risk Management Liabilities	50,000,000		133,000,000
Fair Value of Derivative Instruments
Current Risk Management Assets	191,000,000		193,000,000
Long-term Risk Management Assets	368,000,000		403,000,000
Current Risk Management Liabilities	155,000,000		150,000,000
Long-term Risk Management Liabilities	214,000,000		195,000,000
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	25,000,000		41,000,000		123,000,000
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	(23,000,000)		11,000,000		(15,000,000)
Changes in Fair Value Recognized in AOCI	(29,000,000)		(33,000,000)		22,000,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	(38,000,000)		(23,000,000)		11,000,000
Impact of Cash Flow Hedges on the Balance Sheet
Hedging Assets	24,000,000	[1]	20,000,000	[1]
Hedging Liabilities	73,000,000	[1]	67,000,000	[1]
AOCI Gain (Loss) Net of Tax	(38,000,000)		(23,000,000)		11,000,000
Portion Expected to be Reclassified to Net Income During the Next Twelve Months	(12,000,000)		(5,000,000)
Maximum Term for Exposure to Variability of Future Cash Flows	33 months
Collateral Triggering Events [Abstract]
Liabilities for Derivative Contracts with Credit Downgrade Triggers	7,000,000		32,000,000
Amount of Collateral AEP Subsidiaries Would Have Been Required to Post	32,000,000		39,000,000
Amount Attributable to RTO and ISO Activities	31,000,000		38,000,000
Liabilities for Contracts with Cross Default Provisions Prior to Contractural Netting Arrangements	469,000,000		515,000,000
Amount of Cash Collateral Posted	8,000,000		56,000,000
Additional Settlement Liability if Cross Default Provision is Triggered	328,000,000		291,000,000
Derivatives and Hedging (Textuals) [Abstract]
Cash Collateral Received Netted Against Risk Management Assets	7,000,000		26,000,000
Cash Collateral Paid Netted Against Risk Management Liabilities	50,000,000		133,000,000
Maximum Term for Exposure to Variability of Future Cash Flows	33 months
Gain on Fair Value Hedging Instrument	0		3,000,000		6,000,000
Loss on Fair Value Portion of Long Term Debt	0		6,000,000		6,000,000
Appalachian Power Co [Member]
Commodity:
Power (In MWhs)	94,059,000		169,459,000
Coal (In Tons)	1,401,000		3,714,000
Natural Gas (In MMBtus)	10,077,000		7,923,000
Heating Oil and Gasoline (In Gallons)	1,050,000		1,057,000
Interest Rate	24,146,000		31,029,000
Interest Rate and Foreign Currency	0		0
Cash Collateral Netting
Cash Collateral Received Netted Against Risk Management Assets	1,262,000		4,291,000
Cash Collateral Paid Netted Against Risk Management Liabilities	11,029,000		28,964,000
Fair Value of Derivative Instruments
Current Risk Management Assets	30,960,000		39,645,000
Long-term Risk Management Assets	34,360,000		39,226,000
Current Risk Management Liabilities	16,698,000		26,606,000
Long-term Risk Management Liabilities	18,476,000		12,923,000
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	(1,670,000)		5,922,000		30,096,000
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	(285,000)		(56,000)		(7,193,000)
Changes in Fair Value Recognized in AOCI	(1,310,000)		(2,450,000)		3,592,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	1,433,000		(285,000)		(56,000)
Impact of Cash Flow Hedges on the Balance Sheet
AOCI Gain (Loss) Net of Tax	1,433,000		(285,000)		(56,000)
Maximum Term for Exposure to Variability of Future Cash Flows	17 months
Collateral Triggering Events [Abstract]
Liabilities for Derivative Contracts with Credit Downgrade Triggers	2,159,000		10,007,000
Amount of Collateral AEP Subsidiaries Would Have Been Required to Post	3,699,000		6,211,000
Amount Attributable to RTO and ISO Activities	3,510,000		6,211,000
Liabilities for Contracts with Cross Default Provisions Prior to Contractural Netting Arrangements	49,465,000		76,868,000
Amount of Cash Collateral Posted	1,822,000		8,107,000
Additional Settlement Liability if Cross Default Provision is Triggered	30,160,000		27,603,000
Derivatives and Hedging (Textuals) [Abstract]
Cash Collateral Received Netted Against Risk Management Assets	1,262,000		4,291,000
Cash Collateral Paid Netted Against Risk Management Liabilities	11,029,000		28,964,000
Maximum Term for Exposure to Variability of Future Cash Flows	17 months
Indiana Michigan Power Co [Member]
Commodity:
Power (In MWhs)	64,791,000		109,326,000
Coal (In Tons)	2,711,000		1,920,000
Natural Gas (In MMBtus)	6,922,000		5,081,000
Heating Oil and Gasoline (In Gallons)	532,000		525,000
Interest Rate	16,584,000		19,890,000
Interest Rate and Foreign Currency	200,000,000		200,000,000
Cash Collateral Netting
Cash Collateral Received Netted Against Risk Management Assets	867,000		2,752,000
Cash Collateral Paid Netted Against Risk Management Liabilities	7,576,000		18,547,000
Fair Value of Derivative Instruments
Current Risk Management Assets	26,974,000		32,152,000
Long-term Risk Management Assets	23,569,000		29,362,000
Current Risk Management Liabilities	31,517,000		16,980,000
Long-term Risk Management Liabilities	13,898,000		18,871,000
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	1,344,000		6,230,000		27,394,000
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	(15,284,000)		(8,685,000)		(9,896,000)
Changes in Fair Value Recognized in AOCI	(6,764,000)		(8,207,000)		(901,000)
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	(20,093,000)		(15,284,000)		(8,685,000)
Impact of Cash Flow Hedges on the Balance Sheet
AOCI Gain (Loss) Net of Tax	(20,093,000)		(15,284,000)		(8,685,000)
Maximum Term for Exposure to Variability of Future Cash Flows	17 months
Collateral Triggering Events [Abstract]
Liabilities for Derivative Contracts with Credit Downgrade Triggers	1,483,000		6,418,000
Amount of Collateral AEP Subsidiaries Would Have Been Required to Post	2,540,000		3,983,000
Amount Attributable to RTO and ISO Activities	2,411,000		3,983,000
Liabilities for Contracts with Cross Default Provisions Prior to Contractural Netting Arrangements	53,499,000		59,936,000
Amount of Cash Collateral Posted	1,252,000		5,200,000
Additional Settlement Liability if Cross Default Provision is Triggered	40,240,000		28,339,000
Derivatives and Hedging (Textuals) [Abstract]
Cash Collateral Received Netted Against Risk Management Assets	867,000		2,752,000
Cash Collateral Paid Netted Against Risk Management Liabilities	7,576,000		18,547,000
Maximum Term for Exposure to Variability of Future Cash Flows	17 months
Ohio Power Co [Member]
Commodity:
Power (In MWhs)	132,188,000		229,468,000
Coal (In Tons)	3,033,000		8,337,000
Natural Gas (In MMBtus)	14,163,000		10,728,000
Heating Oil and Gasoline (In Gallons)	1,260,000		1,254,000
Interest Rate	33,934,000		42,093,000
Interest Rate and Foreign Currency	0		0
Cash Collateral Netting
Cash Collateral Received Netted Against Risk Management Assets	1,774,000		5,810,000
Cash Collateral Paid Netted Against Risk Management Liabilities	15,500,000		39,183,000
Fair Value of Derivative Instruments
Current Risk Management Assets	44,313,000		54,293,000
Long-term Risk Management Assets	48,288,000		53,614,000
Current Risk Management Liabilities	24,155,000		36,561,000
Long-term Risk Management Liabilities	25,965,000		17,890,000
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	(2,126,000)		9,453,000		43,599,000
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	7,706,000		10,449,000		11,430,000
Changes in Fair Value Recognized in AOCI	(2,002,000)		(2,748,000)		(1,958,000)
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	7,183,000		7,706,000		10,449,000
Impact of Cash Flow Hedges on the Balance Sheet
AOCI Gain (Loss) Net of Tax	7,183,000		7,706,000		10,449,000
Maximum Term for Exposure to Variability of Future Cash Flows	17 months
Collateral Triggering Events [Abstract]
Liabilities for Derivative Contracts with Credit Downgrade Triggers	3,034,000		13,550,000
Amount of Collateral AEP Subsidiaries Would Have Been Required to Post	5,198,000		8,410,000
Amount Attributable to RTO and ISO Activities	4,933,000		8,410,000
Liabilities for Contracts with Cross Default Provisions Prior to Contractural Netting Arrangements	69,516,000		104,091,000
Amount of Cash Collateral Posted	2,561,000		10,978,000
Additional Settlement Liability if Cross Default Provision is Triggered	42,386,000		37,380,000
Derivatives and Hedging (Textuals) [Abstract]
Cash Collateral Received Netted Against Risk Management Assets	1,774,000		5,810,000
Cash Collateral Paid Netted Against Risk Management Liabilities	15,500,000		39,183,000
Maximum Term for Exposure to Variability of Future Cash Flows	17 months
Public Service Co of Oklahoma [Member]
Commodity:
Power (In MWhs)	0		39,000
Coal (In Tons)	1,980,000		3,574,000
Natural Gas (In MMBtus)	0		115,000
Heating Oil and Gasoline (In Gallons)	616,000		618,000
Interest Rate	0		175,000
Interest Rate and Foreign Currency	0		0
Cash Collateral Netting
Cash Collateral Received Netted Against Risk Management Assets	0		53,000
Cash Collateral Paid Netted Against Risk Management Liabilities	0		130,000
Fair Value of Derivative Instruments
Current Risk Management Assets	509,000		565,000
Long-term Risk Management Assets	31,000		314,000
Current Risk Management Liabilities	5,848,000		1,280,000
Long-term Risk Management Liabilities	31,000		1,330,000
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	(5,160,000)		(413,000)		3,286,000
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	7,149,000		8,494,000		(599,000)
Changes in Fair Value Recognized in AOCI	104,000		(367,000)		8,890,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	6,481,000		7,149,000		8,494,000
Impact of Cash Flow Hedges on the Balance Sheet
AOCI Gain (Loss) Net of Tax	6,481,000		7,149,000		8,494,000
Maximum Term for Exposure to Variability of Future Cash Flows	12 months
Collateral Triggering Events [Abstract]
Liabilities for Derivative Contracts with Credit Downgrade Triggers	0		0
Amount of Collateral AEP Subsidiaries Would Have Been Required to Post	1,509,000		856,000
Amount Attributable to RTO and ISO Activities	1,429,000		414,000
Liabilities for Contracts with Cross Default Provisions Prior to Contractural Netting Arrangements	0		142,000
Amount of Cash Collateral Posted	0		0
Additional Settlement Liability if Cross Default Provision is Triggered	0		61,000
Derivatives and Hedging (Textuals) [Abstract]
Cash Collateral Received Netted Against Risk Management Assets	0		53,000
Cash Collateral Paid Netted Against Risk Management Liabilities	0		130,000
Maximum Term for Exposure to Variability of Future Cash Flows	12 months
Southwestern Electric Power Co [Member]
Commodity:
Power (In MWhs)	0		49,000
Coal (In Tons)	1,312,000		2,974,000
Natural Gas (In MMBtus)	0		145,000
Heating Oil and Gasoline (In Gallons)	585,000		569,000
Interest Rate	0		203,000
Interest Rate and Foreign Currency	0		200,069,000
Cash Collateral Netting
Cash Collateral Received Netted Against Risk Management Assets	0		66,000
Cash Collateral Paid Netted Against Risk Management Liabilities	0		124,000
Fair Value of Derivative Instruments
Current Risk Management Assets	695,000		445,000
Long-term Risk Management Assets	0		282,000
Current Risk Management Liabilities	1,128,000		24,359,000
Long-term Risk Management Liabilities	0		221,000
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	(5,889,000)		(1,276,000)		(194,000)
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	(15,524,000)		(4,190,000)		(4,935,000)
Changes in Fair Value Recognized in AOCI	(2,678,000)		(12,336,000)		(5,000)
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	(15,549,000)		(15,524,000)		(4,190,000)
Impact of Cash Flow Hedges on the Balance Sheet
AOCI Gain (Loss) Net of Tax	(15,549,000)		(15,524,000)		(4,190,000)
Maximum Term for Exposure to Variability of Future Cash Flows	12 months
Collateral Triggering Events [Abstract]
Liabilities for Derivative Contracts with Credit Downgrade Triggers	0		0
Amount of Collateral AEP Subsidiaries Would Have Been Required to Post	1,778,000		1,128,000
Amount Attributable to RTO and ISO Activities	1,683,000		522,000
Liabilities for Contracts with Cross Default Provisions Prior to Contractural Netting Arrangements	0		19,322,000
Amount of Cash Collateral Posted	0		0
Additional Settlement Liability if Cross Default Provision is Triggered	0		19,220,000
Derivatives and Hedging (Textuals) [Abstract]
Cash Collateral Received Netted Against Risk Management Assets	0		66,000
Cash Collateral Paid Netted Against Risk Management Liabilities	0		124,000
Maximum Term for Exposure to Variability of Future Cash Flows	12 months
Risk Management Contracts [Member]
Fair Value of Derivative Instruments
Total Assets	517,000,000	[2],[3]	548,000,000	[2],[4]
Total Liabilities	292,000,000	[2],[3]	278,000,000	[2],[4]
Risk Management Contracts [Member] | Appalachian Power Co [Member]
Fair Value of Derivative Instruments
Total Assets	65,018,000	[2],[5]	76,907,000	[2],[5]
Total Liabilities	33,819,000	[2],[5]	37,111,000	[2],[5]
Risk Management Contracts [Member] | Indiana Michigan Power Co [Member]
Fair Value of Derivative Instruments
Total Assets	50,343,000	[2],[5]	60,254,000	[2],[5]
Total Liabilities	24,960,000	[2],[5]	23,691,000	[2],[5]
Risk Management Contracts [Member] | Ohio Power Co [Member]
Fair Value of Derivative Instruments
Total Assets	92,185,000	[2],[5]	105,247,000	[2],[5]
Total Liabilities	48,217,000	[2],[5]	51,212,000	[2],[5]
Risk Management Contracts [Member] | Public Service Co of Oklahoma [Member]
Fair Value of Derivative Instruments
Total Assets	515,000	[2],[5]	879,000	[2],[5]
Total Liabilities	5,879,000	[2],[5]	2,503,000	[2],[5]
Risk Management Contracts [Member] | Southwestern Electric Power Co [Member]
Fair Value of Derivative Instruments
Total Assets	671,000	[2],[5]	724,000	[2],[5]
Total Liabilities	1,128,000	[2],[5]	5,340,000	[2],[5]
Commodity [Member]
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	(3,000,000)		7,000,000		(2,000,000)
Changes in Fair Value Recognized in AOCI	(15,000,000)		(5,000,000)		9,000,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	(8,000,000)		(3,000,000)		7,000,000
Impact of Cash Flow Hedges on the Balance Sheet
Hedging Assets	24,000,000	[1]	20,000,000	[1]
Hedging Liabilities	36,000,000	[1]	25,000,000	[1]
AOCI Gain (Loss) Net of Tax	(8,000,000)		(3,000,000)		7,000,000
Portion Expected to be Reclassified to Net Income During the Next Twelve Months	(8,000,000)		(3,000,000)
Commodity [Member] | Appalachian Power Co [Member]
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	(1,309,000)		(273,000)		(743,000)
Changes in Fair Value Recognized in AOCI	(1,310,000)		(2,077,000)		(1,450,000)
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	(644,000)		(1,309,000)		(273,000)
Impact of Cash Flow Hedges on the Balance Sheet
Hedging Assets	302,000	[1]	431,000	[1]
Hedging Liabilities	1,355,000	[1]	2,418,000	[1]
AOCI Gain (Loss) Net of Tax	(644,000)		(1,309,000)		(273,000)
Portion Expected to be Reclassified to Net Income During the Next Twelve Months	(507,000)		(1,140,000)
Commodity [Member] | Indiana Michigan Power Co [Member]
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	(819,000)		(178,000)		(382,000)
Changes in Fair Value Recognized in AOCI	(987,000)		(1,294,000)		(901,000)
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	(446,000)		(819,000)		(178,000)
Impact of Cash Flow Hedges on the Balance Sheet
Hedging Assets	200,000	[1]	277,000	[1]
Hedging Liabilities	931,000	[1]	1,523,000	[1]
AOCI Gain (Loss) Net of Tax	(446,000)		(819,000)		(178,000)
Portion Expected to be Reclassified to Net Income During the Next Twelve Months	(355,000)		(712,000)
Commodity [Member] | Ohio Power Co [Member]
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	(1,748,000)		(364,000)		(742,000)
Changes in Fair Value Recognized in AOCI	(2,002,000)		(2,748,000)		(1,958,000)
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	(912,000)		(1,748,000)		(364,000)
Impact of Cash Flow Hedges on the Balance Sheet
Hedging Assets	416,000	[1]	584,000	[1]
Hedging Liabilities	1,903,000	[1]	3,239,000	[1]
AOCI Gain (Loss) Net of Tax	(912,000)		(1,748,000)		(364,000)
Portion Expected to be Reclassified to Net Income During the Next Twelve Months	(720,000)		(1,518,000)
Commodity [Member] | Public Service Co of Oklahoma [Member]
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	(69,000)		88,000		(78,000)
Changes in Fair Value Recognized in AOCI	104,000		108,000		77,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	21,000		(69,000)		88,000
Impact of Cash Flow Hedges on the Balance Sheet
Hedging Assets	25,000	[1]	0	[1]
Hedging Liabilities	0	[1]	107,000	[1]
AOCI Gain (Loss) Net of Tax	21,000		(69,000)		88,000
Portion Expected to be Reclassified to Net Income During the Next Twelve Months	21,000		(70,000)
Commodity [Member] | Southwestern Electric Power Co [Member]
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	(62,000)		82,000		112,000
Changes in Fair Value Recognized in AOCI	100,000		102,000		69,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	22,000		(62,000)		82,000
Impact of Cash Flow Hedges on the Balance Sheet
Hedging Assets	24,000	[1]	0	[1]
Hedging Liabilities	0	[1]	97,000	[1]
AOCI Gain (Loss) Net of Tax	22,000		(62,000)		82,000
Portion Expected to be Reclassified to Net Income During the Next Twelve Months	22,000		(63,000)
Commodity [Member] | Risk Management Contracts [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	589,000,000	[6]	852,000,000	[6]
Long-term Risk Management Assets	528,000,000	[6]	641,000,000	[6]
Total Assets	1,117,000,000	[6]	1,493,000,000	[6]
Current Risk Management Liabilities	546,000,000	[6]	847,000,000	[6]
Long-term Risk Management Liabilities	383,000,000	[6]	483,000,000	[6]
Total Liabilities	929,000,000	[6]	1,330,000,000	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	188,000,000	[6]	163,000,000	[6]
Commodity [Member] | Risk Management Contracts [Member] | Appalachian Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	127,645,000	[6]	232,784,000	[6]
Long-term Risk Management Assets	60,498,000	[6]	99,751,000	[6]
Total Assets	188,143,000	[6]	332,535,000	[6]
Current Risk Management Liabilities	119,430,000	[6]	235,354,000	[6]
Long-term Risk Management Liabilities	47,281,000	[6]	82,058,000	[6]
Total Liabilities	166,711,000	[6]	317,412,000	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	21,432,000	[6]	15,123,000	[6]
Commodity [Member] | Risk Management Contracts [Member] | Indiana Michigan Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	93,268,000	[6]	154,628,000	[6]
Long-term Risk Management Assets	41,553,000	[6]	68,047,000	[6]
Total Assets	134,821,000	[6]	222,675,000	[6]
Current Risk Management Liabilities	82,433,000	[6]	149,466,000	[6]
Long-term Risk Management Liabilities	33,714,000	[6]	52,441,000	[6]
Total Liabilities	116,147,000	[6]	201,907,000	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	18,674,000	[6]	20,768,000	[6]
Commodity [Member] | Risk Management Contracts [Member] | Ohio Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	183,064,000	[6]	325,904,000	[6]
Long-term Risk Management Assets	85,023,000	[6]	136,519,000	[6]
Total Assets	268,087,000	[6]	462,423,000	[6]
Current Risk Management Liabilities	171,397,000	[6]	329,307,000	[6]
Long-term Risk Management Liabilities	66,448,000	[6]	112,454,000	[6]
Total Liabilities	237,845,000	[6]	441,761,000	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	30,242,000	[6]	20,662,000	[6]
Commodity [Member] | Risk Management Contracts [Member] | Public Service Co of Oklahoma [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	1,657,000	[6]	6,980,000	[6]
Long-term Risk Management Assets	0	[6]	914,000	[6]
Total Assets	1,657,000	[6]	7,894,000	[6]
Current Risk Management Liabilities	7,021,000	[6]	7,665,000	[6]
Long-term Risk Management Liabilities	0	[6]	1,930,000	[6]
Total Liabilities	7,021,000	[6]	9,595,000	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	(5,364,000)	[6]	(1,701,000)	[6]
Commodity [Member] | Risk Management Contracts [Member] | Southwestern Electric Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	2,804,000	[6]	6,327,000	[6]
Long-term Risk Management Assets	0	[6]	818,000	[6]
Total Assets	2,804,000	[6]	7,145,000	[6]
Current Risk Management Liabilities	3,261,000	[6]	11,062,000	[6]
Long-term Risk Management Liabilities	0	[6]	757,000	[6]
Total Liabilities	3,261,000	[6]	11,819,000	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	(457,000)	[6]	(4,674,000)	[6]
Commodity [Member] | Hedging Contracts [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	32,000,000	[6]	24,000,000	[6]
Long-term Risk Management Assets	5,000,000	[6]	15,000,000	[6]
Total Assets	37,000,000	[6]	39,000,000	[6]
Current Risk Management Liabilities	43,000,000	[6]	29,000,000	[6]
Long-term Risk Management Liabilities	6,000,000	[6]	15,000,000	[6]
Total Liabilities	49,000,000	[6]	44,000,000	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	(12,000,000)	[6]	(5,000,000)	[6]
Commodity [Member] | Hedging Contracts [Member] | Appalachian Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	338,000	[6]	1,040,000	[6]
Long-term Risk Management Assets	215,000	[6]	90,000	[6]
Total Assets	553,000	[6]	1,130,000	[6]
Current Risk Management Liabilities	1,182,000	[6]	2,767,000	[6]
Long-term Risk Management Liabilities	424,000	[6]	350,000	[6]
Total Liabilities	1,606,000	[6]	3,117,000	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	(1,053,000)	[6]	(1,987,000)	[6]
Commodity [Member] | Hedging Contracts [Member] | Indiana Michigan Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	220,000	[6]	667,000	[6]
Long-term Risk Management Assets	148,000	[6]	58,000	[6]
Total Assets	368,000	[6]	725,000	[6]
Current Risk Management Liabilities	807,000	[6]	1,747,000	[6]
Long-term Risk Management Liabilities	292,000	[6]	224,000	[6]
Total Liabilities	1,099,000	[6]	1,971,000	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	(731,000)	[6]	(1,246,000)	[6]
Commodity [Member] | Hedging Contracts [Member] | Ohio Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	464,000	[6]	1,409,000	[6]
Long-term Risk Management Assets	303,000	[6]	122,000	[6]
Total Assets	767,000	[6]	1,531,000	[6]
Current Risk Management Liabilities	1,658,000	[6]	3,712,000	[6]
Long-term Risk Management Liabilities	596,000	[6]	474,000	[6]
Total Liabilities	2,254,000	[6]	4,186,000	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	(1,487,000)	[6]	(2,655,000)	[6]
Commodity [Member] | Hedging Contracts [Member] | Public Service Co of Oklahoma [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	42,000	[6]	0	[6]
Long-term Risk Management Assets	0	[6]	0	[6]
Total Assets	42,000	[6]	0	[6]
Current Risk Management Liabilities	17,000	[6]	107,000	[6]
Long-term Risk Management Liabilities	0	[6]	0	[6]
Total Liabilities	17,000	[6]	107,000	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	25,000	[6]	(107,000)	[6]
Commodity [Member] | Hedging Contracts [Member] | Southwestern Electric Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	41,000	[6]	0	[6]
Long-term Risk Management Assets	0	[6]	0	[6]
Total Assets	41,000	[6]	0	[6]
Current Risk Management Liabilities	17,000	[6]	97,000	[6]
Long-term Risk Management Liabilities	0	[6]	0	[6]
Total Liabilities	17,000	[6]	97,000	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	24,000	[6]	(97,000)	[6]
Interest Rate and Foreign Currency [Member]
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	(20,000,000)		4,000,000		(13,000,000)
Changes in Fair Value Recognized in AOCI	(14,000,000)		(28,000,000)		13,000,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	(30,000,000)		(20,000,000)		4,000,000
Impact of Cash Flow Hedges on the Balance Sheet
Hedging Assets	0	[1]	0	[1]
Hedging Liabilities	37,000,000	[1]	42,000,000	[1]
AOCI Gain (Loss) Net of Tax	(30,000,000)		(20,000,000)		4,000,000
Portion Expected to be Reclassified to Net Income During the Next Twelve Months	(4,000,000)		(2,000,000)
Interest Rate and Foreign Currency [Member] | Appalachian Power Co [Member]
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	1,024,000		217,000		(6,450,000)
Changes in Fair Value Recognized in AOCI	0		(373,000)		5,042,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	2,077,000		1,024,000		217,000
Impact of Cash Flow Hedges on the Balance Sheet
Hedging Assets	0	[1]	0	[1]
Hedging Liabilities	0	[1]	0	[1]
AOCI Gain (Loss) Net of Tax	2,077,000		1,024,000		217,000
Portion Expected to be Reclassified to Net Income During the Next Twelve Months	(1,013,000)		(1,052,000)
Interest Rate and Foreign Currency [Member] | Indiana Michigan Power Co [Member]
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	(14,465,000)		(8,507,000)		(9,514,000)
Changes in Fair Value Recognized in AOCI	(5,777,000)		(6,913,000)		0
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	(19,647,000)		(14,465,000)		(8,507,000)
Impact of Cash Flow Hedges on the Balance Sheet
Hedging Assets	0	[1]	0	[1]
Hedging Liabilities	19,524,000	[1]	10,637,000	[1]
AOCI Gain (Loss) Net of Tax	(19,647,000)		(14,465,000)		(8,507,000)
Portion Expected to be Reclassified to Net Income During the Next Twelve Months	(1,600,000)		(595,000)
Interest Rate and Foreign Currency [Member] | Ohio Power Co [Member]
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	9,454,000		10,813,000		12,172,000
Changes in Fair Value Recognized in AOCI	0		0		0
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	8,095,000		9,454,000		10,813,000
Impact of Cash Flow Hedges on the Balance Sheet
Hedging Assets	0	[1]	0	[1]
Hedging Liabilities	0	[1]	0	[1]
AOCI Gain (Loss) Net of Tax	8,095,000		9,454,000		10,813,000
Portion Expected to be Reclassified to Net Income During the Next Twelve Months	1,359,000		1,359,000
Interest Rate and Foreign Currency [Member] | Public Service Co of Oklahoma [Member]
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	7,218,000		8,406,000		(521,000)
Changes in Fair Value Recognized in AOCI	0		(475,000)		8,813,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	6,460,000		7,218,000		8,406,000
Impact of Cash Flow Hedges on the Balance Sheet
Hedging Assets	0	[1]	0	[1]
Hedging Liabilities	0	[1]	0	[1]
AOCI Gain (Loss) Net of Tax	6,460,000		7,218,000		8,406,000
Portion Expected to be Reclassified to Net Income During the Next Twelve Months	759,000		759,000
Interest Rate and Foreign Currency [Member] | Southwestern Electric Power Co [Member]
Total Accumulated Other Comprehensive Income (Loss) Activity for Cash Flow Hedges
Beginning Balance in AOCI	(15,462,000)		(4,272,000)		(5,047,000)
Changes in Fair Value Recognized in AOCI	(2,778,000)		(12,438,000)		(74,000)
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Ending Balance in AOCI	(15,571,000)		(15,462,000)		(4,272,000)
Impact of Cash Flow Hedges on the Balance Sheet
Hedging Assets	0	[1]	3,000	[1]
Hedging Liabilities	0	[1]	19,143,000	[1]
AOCI Gain (Loss) Net of Tax	(15,571,000)		(15,462,000)		(4,272,000)
Portion Expected to be Reclassified to Net Income During the Next Twelve Months	(2,267,000)		(1,864,000)
Interest Rate and Foreign Currency [Member] | Hedging Contracts [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	3,000,000	[6]	0	[6]
Long-term Risk Management Assets	1,000,000	[6]	0	[6]
Total Assets	4,000,000	[6]	0	[6]
Current Risk Management Liabilities	35,000,000	[6]	20,000,000	[6]
Long-term Risk Management Liabilities	6,000,000	[6]	22,000,000	[6]
Total Liabilities	41,000,000	[6]	42,000,000	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	(37,000,000)	[6]	(42,000,000)	[6]
Interest Rate and Foreign Currency [Member] | Hedging Contracts [Member] | Appalachian Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	0	[6]	0	[6]
Long-term Risk Management Assets	0	[6]	0	[6]
Total Assets	0	[6]	0	[6]
Current Risk Management Liabilities	0	[6]	0	[6]
Long-term Risk Management Liabilities	0	[6]	0	[6]
Total Liabilities	0	[6]	0	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	0	[6]	0	[6]
Interest Rate and Foreign Currency [Member] | Hedging Contracts [Member] | Indiana Michigan Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	0	[6]	0	[6]
Long-term Risk Management Assets	0	[6]	0	[6]
Total Assets	0	[6]	0	[6]
Current Risk Management Liabilities	19,524,000	[6]	0	[6]
Long-term Risk Management Liabilities	0	[6]	10,637,000	[6]
Total Liabilities	19,524,000	[6]	10,637,000	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	(19,524,000)	[6]	(10,637,000)	[6]
Interest Rate and Foreign Currency [Member] | Hedging Contracts [Member] | Ohio Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	0	[6]	0	[6]
Long-term Risk Management Assets	0	[6]	0	[6]
Total Assets	0	[6]	0	[6]
Current Risk Management Liabilities	0	[6]	0	[6]
Long-term Risk Management Liabilities	0	[6]	0	[6]
Total Liabilities	0	[6]	0	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	0	[6]	0	[6]
Interest Rate and Foreign Currency [Member] | Hedging Contracts [Member] | Public Service Co of Oklahoma [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	0	[6]	0	[6]
Long-term Risk Management Assets	0	[6]	0	[6]
Total Assets	0	[6]	0	[6]
Current Risk Management Liabilities	0	[6]	0	[6]
Long-term Risk Management Liabilities	0	[6]	0	[6]
Total Liabilities	0	[6]	0	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	0	[6]	0	[6]
Interest Rate and Foreign Currency [Member] | Hedging Contracts [Member] | Southwestern Electric Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	0	[6]	3,000	[6]
Long-term Risk Management Assets	0	[6]	0	[6]
Total Assets	0	[6]	3,000	[6]
Current Risk Management Liabilities	0	[6]	19,143,000	[6]
Long-term Risk Management Liabilities	0	[6]	0	[6]
Total Liabilities	0	[6]	19,143,000	[6]
Total MTM Derivative Contract Net Assets (Liabilities)	0	[6]	(19,140,000)	[6]
Gross Amounts of Risk Management Assets/Liabilities Recognized [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	624,000,000		876,000,000
Long-term Risk Management Assets	534,000,000		656,000,000
Total Assets	1,158,000,000		1,532,000,000
Current Risk Management Liabilities	624,000,000		896,000,000
Long-term Risk Management Liabilities	395,000,000		520,000,000
Total Liabilities	1,019,000,000		1,416,000,000
Total MTM Derivative Contract Net Assets (Liabilities)	139,000,000		116,000,000
Gross Amounts of Risk Management Assets/Liabilities Recognized [Member] | Appalachian Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	127,983,000		233,824,000
Long-term Risk Management Assets	60,713,000		99,841,000
Total Assets	188,696,000		333,665,000
Current Risk Management Liabilities	120,612,000		238,121,000
Long-term Risk Management Liabilities	47,705,000		82,408,000
Total Liabilities	168,317,000		320,529,000
Total MTM Derivative Contract Net Assets (Liabilities)	20,379,000		13,136,000
Gross Amounts of Risk Management Assets/Liabilities Recognized [Member] | Indiana Michigan Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	93,488,000		155,295,000
Long-term Risk Management Assets	41,701,000		68,105,000
Total Assets	135,189,000		223,400,000
Current Risk Management Liabilities	102,764,000		151,213,000
Long-term Risk Management Liabilities	34,006,000		63,302,000
Total Liabilities	136,770,000		214,515,000
Total MTM Derivative Contract Net Assets (Liabilities)	(1,581,000)		8,885,000
Gross Amounts of Risk Management Assets/Liabilities Recognized [Member] | Ohio Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	183,528,000		327,313,000
Long-term Risk Management Assets	85,326,000		136,641,000
Total Assets	268,854,000		463,954,000
Current Risk Management Liabilities	173,055,000		333,019,000
Long-term Risk Management Liabilities	67,044,000		112,928,000
Total Liabilities	240,099,000		445,947,000
Total MTM Derivative Contract Net Assets (Liabilities)	28,755,000		18,007,000
Gross Amounts of Risk Management Assets/Liabilities Recognized [Member] | Public Service Co of Oklahoma [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	1,699,000		6,980,000
Long-term Risk Management Assets	0		914,000
Total Assets	1,699,000		7,894,000
Current Risk Management Liabilities	7,038,000		7,772,000
Long-term Risk Management Liabilities	0		1,930,000
Total Liabilities	7,038,000		9,702,000
Total MTM Derivative Contract Net Assets (Liabilities)	(5,339,000)		(1,808,000)
Gross Amounts of Risk Management Assets/Liabilities Recognized [Member] | Southwestern Electric Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	2,845,000		6,330,000
Long-term Risk Management Assets	0		818,000
Total Assets	2,845,000		7,148,000
Current Risk Management Liabilities	3,278,000		30,302,000
Long-term Risk Management Liabilities	0		757,000
Total Liabilities	3,278,000		31,059,000
Total MTM Derivative Contract Net Assets (Liabilities)	(433,000)		(23,911,000)
Gross Amounts Offset in the Statement of Financial Position [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	(433,000,000)	[7]	(683,000,000)	[7]
Long-term Risk Management Assets	(166,000,000)	[7]	(253,000,000)	[7]
Total Assets	(599,000,000)	[7]	(936,000,000)	[7]
Current Risk Management Liabilities	(469,000,000)	[7]	(746,000,000)	[7]
Long-term Risk Management Liabilities	(181,000,000)	[7]	(325,000,000)	[7]
Total Liabilities	(650,000,000)	[7]	(1,071,000,000)	[7]
Total MTM Derivative Contract Net Assets (Liabilities)	51,000,000	[7]	135,000,000	[7]
Gross Amounts Offset in the Statement of Financial Position [Member] | Appalachian Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	(97,023,000)	[8]	(194,179,000)	[7]
Long-term Risk Management Assets	(26,353,000)	[8]	(60,615,000)	[7]
Total Assets	(123,376,000)	[8]	(254,794,000)	[7]
Current Risk Management Liabilities	(103,914,000)	[8]	(211,515,000)	[7]
Long-term Risk Management Liabilities	(29,229,000)	[8]	(69,485,000)	[7]
Total Liabilities	(133,143,000)	[8]	(281,000,000)	[7]
Total MTM Derivative Contract Net Assets (Liabilities)	9,767,000	[8]	26,206,000	[7]
Gross Amounts Offset in the Statement of Financial Position [Member] | Indiana Michigan Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	(66,514,000)	[8]	(123,143,000)	[7]
Long-term Risk Management Assets	(18,132,000)	[8]	(38,743,000)	[7]
Total Assets	(84,646,000)	[8]	(161,886,000)	[7]
Current Risk Management Liabilities	(71,247,000)	[8]	(134,233,000)	[7]
Long-term Risk Management Liabilities	(20,108,000)	[8]	(44,431,000)	[7]
Total Liabilities	(91,355,000)	[8]	(178,664,000)	[7]
Total MTM Derivative Contract Net Assets (Liabilities)	6,709,000	[8]	16,778,000	[7]
Gross Amounts Offset in the Statement of Financial Position [Member] | Ohio Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	(139,215,000)	[8]	(273,020,000)	[7]
Long-term Risk Management Assets	(37,038,000)	[8]	(83,027,000)	[7]
Total Assets	(176,253,000)	[8]	(356,047,000)	[7]
Current Risk Management Liabilities	(148,900,000)	[8]	(296,458,000)	[7]
Long-term Risk Management Liabilities	(41,079,000)	[8]	(95,038,000)	[7]
Total Liabilities	(189,979,000)	[8]	(391,496,000)	[7]
Total MTM Derivative Contract Net Assets (Liabilities)	13,726,000	[8]	35,449,000	[7]
Gross Amounts Offset in the Statement of Financial Position [Member] | Public Service Co of Oklahoma [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	(1,190,000)	[8]	(6,415,000)	[7]
Long-term Risk Management Assets	31,000	[8]	(600,000)	[7]
Total Assets	(1,159,000)	[8]	(7,015,000)	[7]
Current Risk Management Liabilities	(1,190,000)	[8]	(6,492,000)	[7]
Long-term Risk Management Liabilities	31,000	[8]	(600,000)	[7]
Total Liabilities	(1,159,000)	[8]	(7,092,000)	[7]
Total MTM Derivative Contract Net Assets (Liabilities)	0	[8]	77,000	[7]
Gross Amounts Offset in the Statement of Financial Position [Member] | Southwestern Electric Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	(2,150,000)	[8]	(5,885,000)	[7]
Long-term Risk Management Assets	0	[8]	(536,000)	[7]
Total Assets	(2,150,000)	[8]	(6,421,000)	[7]
Current Risk Management Liabilities	(2,150,000)	[8]	(5,943,000)	[7]
Long-term Risk Management Liabilities	0	[8]	(536,000)	[7]
Total Liabilities	(2,150,000)	[8]	(6,479,000)	[7]
Total MTM Derivative Contract Net Assets (Liabilities)	0	[8]	58,000	[7]
Net Amounts of Assets/Liabilities Presented in the Statement of Financial Position [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	191,000,000	[9]	193,000,000	[9]
Long-term Risk Management Assets	368,000,000	[9]	403,000,000	[9]
Total Assets	559,000,000	[9]	596,000,000	[9]
Current Risk Management Liabilities	155,000,000	[9]	150,000,000	[9]
Long-term Risk Management Liabilities	214,000,000	[9]	195,000,000	[9]
Total Liabilities	369,000,000	[9]	345,000,000	[9]
Total MTM Derivative Contract Net Assets (Liabilities)	190,000,000	[9]	251,000,000	[9]
Net Amounts of Assets/Liabilities Presented in the Statement of Financial Position [Member] | Appalachian Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	30,960,000	[9]	39,645,000	[9]
Long-term Risk Management Assets	34,360,000	[9]	39,226,000	[9]
Total Assets	65,320,000	[9]	78,871,000	[9]
Current Risk Management Liabilities	16,698,000	[9]	26,606,000	[9]
Long-term Risk Management Liabilities	18,476,000	[9]	12,923,000	[9]
Total Liabilities	35,174,000	[9]	39,529,000	[9]
Total MTM Derivative Contract Net Assets (Liabilities)	30,146,000	[9]	39,342,000	[9]
Net Amounts of Assets/Liabilities Presented in the Statement of Financial Position [Member] | Indiana Michigan Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	26,974,000	[9]	32,152,000	[9]
Long-term Risk Management Assets	23,569,000	[9]	29,362,000	[9]
Total Assets	50,543,000	[9]	61,514,000	[9]
Current Risk Management Liabilities	31,517,000	[9]	16,980,000	[9]
Long-term Risk Management Liabilities	13,898,000	[9]	18,871,000	[9]
Total Liabilities	45,415,000	[9]	35,851,000	[9]
Total MTM Derivative Contract Net Assets (Liabilities)	5,128,000	[9]	25,663,000	[9]
Net Amounts of Assets/Liabilities Presented in the Statement of Financial Position [Member] | Ohio Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	44,313,000	[9]	54,293,000	[9]
Long-term Risk Management Assets	48,288,000	[9]	53,614,000	[9]
Total Assets	92,601,000	[9]	107,907,000	[9]
Current Risk Management Liabilities	24,155,000	[9]	36,561,000	[9]
Long-term Risk Management Liabilities	25,965,000	[9]	17,890,000	[9]
Total Liabilities	50,120,000	[9]	54,451,000	[9]
Total MTM Derivative Contract Net Assets (Liabilities)	42,481,000	[9]	53,456,000	[9]
Net Amounts of Assets/Liabilities Presented in the Statement of Financial Position [Member] | Public Service Co of Oklahoma [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	509,000	[9]	565,000	[9]
Long-term Risk Management Assets	31,000	[9]	314,000	[9]
Total Assets	540,000	[9]	879,000	[9]
Current Risk Management Liabilities	5,848,000	[9]	1,280,000	[9]
Long-term Risk Management Liabilities	31,000	[9]	1,330,000	[9]
Total Liabilities	5,879,000	[9]	2,610,000	[9]
Total MTM Derivative Contract Net Assets (Liabilities)	(5,339,000)	[9]	(1,731,000)	[9]
Net Amounts of Assets/Liabilities Presented in the Statement of Financial Position [Member] | Southwestern Electric Power Co [Member]
Fair Value of Derivative Instruments
Current Risk Management Assets	695,000	[9]	445,000	[9]
Long-term Risk Management Assets	0	[9]	282,000	[9]
Total Assets	695,000	[9]	727,000	[9]
Current Risk Management Liabilities	1,128,000	[9]	24,359,000	[9]
Long-term Risk Management Liabilities	0	[9]	221,000	[9]
Total Liabilities	1,128,000	[9]	24,580,000	[9]
Total MTM Derivative Contract Net Assets (Liabilities)	(433,000)	[9]	(23,853,000)	[9]
Utility Operations Revenues [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	21,000,000		46,000,000		85,000,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		3,000,000		0
Utility Operations Revenues [Member] | Commodity [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		3,000,000		0
Utility Operations Revenues [Member] | Interest Rate and Foreign Currency [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Electric Generation, Transmission and Distribution Revenues [Member] | Appalachian Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	(1,149,000)		2,843,000		5,057,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(16,000)		249,000		51,000
Electric Generation, Transmission and Distribution Revenues [Member] | Indiana Michigan Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	11,437,000		12,786,000		21,834,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(43,000)		544,000		87,000
Electric Generation, Transmission and Distribution Revenues [Member] | Ohio Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	11,978,000		27,292,000		40,893,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(109,000)		1,457,000		229,000
Electric Generation, Transmission and Distribution Revenues [Member] | Public Service Co of Oklahoma [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	163,000		297,000		3,156,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Electric Generation, Transmission and Distribution Revenues [Member] | Southwestern Electric Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	398,000		547,000		3,880,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Electric Generation, Transmission and Distribution Revenues [Member] | Commodity [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(16,000)		249,000		51,000
Electric Generation, Transmission and Distribution Revenues [Member] | Commodity [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(43,000)		544,000		87,000
Electric Generation, Transmission and Distribution Revenues [Member] | Commodity [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(109,000)		1,457,000		229,000
Electric Generation, Transmission and Distribution Revenues [Member] | Commodity [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Electric Generation, Transmission and Distribution Revenues [Member] | Commodity [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Sales to AEP Affiliates [Member] | Appalachian Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	0		154,000		(2,379,000)
Sales to AEP Affiliates [Member] | Indiana Michigan Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	0		92,000		(2,471,000)
Sales to AEP Affiliates [Member] | Ohio Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	0		196,000		5,043,000
Sales to AEP Affiliates [Member] | Public Service Co of Oklahoma [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	0		3,000		(794,000)
Sales to AEP Affiliates [Member] | Southwestern Electric Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	0		4,000		(1,523,000)
Other Revenues [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	39,000,000		20,000,000		9,000,000
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(5,000,000)		(5,000,000)		(7,000,000)
Other Revenues [Member] | Commodity [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(5,000,000)		(5,000,000)		(7,000,000)
Other Revenues [Member] | Interest Rate and Foreign Currency [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Fuel and Other Consumables Used for Electric Generation [Member] | Appalachian Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	0		0		0
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Fuel and Other Consumables Used for Electric Generation [Member] | Indiana Michigan Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	0		0		0
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Fuel and Other Consumables Used for Electric Generation [Member] | Ohio Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	0		(2,000)		0
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		(13,000)
Fuel and Other Consumables Used for Electric Generation [Member] | Public Service Co of Oklahoma [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	0		0		0
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		197,000
Fuel and Other Consumables Used for Electric Generation [Member] | Southwestern Electric Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	0		0		0
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Fuel and Other Consumables Used for Electric Generation [Member] | Commodity [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Fuel and Other Consumables Used for Electric Generation [Member] | Commodity [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Fuel and Other Consumables Used for Electric Generation [Member] | Commodity [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		(13,000)
Fuel and Other Consumables Used for Electric Generation [Member] | Commodity [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		197,000
Fuel and Other Consumables Used for Electric Generation [Member] | Commodity [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Purchased Electricity for Resale [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	13,000,000		(2,000,000)		4,000,000
Purchased Electricity for Resale [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	440,000		62,000		393,000
Purchased Electricity for Resale [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	1,151,000		79,000		895,000
Purchased Electricity for Resale [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	3,002,000		425,000		2,338,000
Purchased Electricity for Resale [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Purchased Electricity for Resale [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Purchased Electricity for Resale [Member] | Commodity [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	13,000,000		(2,000,000)		4,000,000
Purchased Electricity for Resale [Member] | Commodity [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	440,000		62,000		393,000
Purchased Electricity for Resale [Member] | Commodity [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	1,151,000		79,000		895,000
Purchased Electricity for Resale [Member] | Commodity [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	3,002,000		425,000		2,338,000
Purchased Electricity for Resale [Member] | Commodity [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Purchased Electricity for Resale [Member] | Commodity [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Purchased Electricity for Resale [Member] | Interest Rate and Foreign Currency [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Other Operation Expense [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		(1,000,000)		0
Other Operation Expense [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(25,000)		(95,000)		(43,000)
Other Operation Expense [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(14,000)		(71,000)		(31,000)
Other Operation Expense [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(35,000)		(160,000)		(72,000)
Other Operation Expense [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(14,000)		(93,000)		(39,000)
Other Operation Expense [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(11,000)		(93,000)		(23,000)
Other Operation Expense [Member] | Commodity [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		(1,000,000)		0
Other Operation Expense [Member] | Commodity [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(25,000)		(95,000)		(43,000)
Other Operation Expense [Member] | Commodity [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(14,000)		(71,000)		(31,000)
Other Operation Expense [Member] | Commodity [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(35,000)		(160,000)		(72,000)
Other Operation Expense [Member] | Commodity [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(14,000)		(93,000)		(39,000)
Other Operation Expense [Member] | Commodity [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(11,000)		(93,000)		(44,000)
Other Operation Expense [Member] | Interest Rate and Foreign Currency [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Other Operation Expense [Member] | Interest Rate and Foreign Currency [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Other Operation Expense [Member] | Interest Rate and Foreign Currency [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Other Operation Expense [Member] | Interest Rate and Foreign Currency [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Other Operation Expense [Member] | Interest Rate and Foreign Currency [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Other Operation Expense [Member] | Interest Rate and Foreign Currency [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		21,000
Maintenance Expense [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		(1,000,000)		0
Maintenance Expense [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		(169,000)		(70,000)
Maintenance Expense [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(2,000)		(64,000)		(28,000)
Maintenance Expense [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(5,000)		(141,000)		(54,000)
Maintenance Expense [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	1,000		(62,000)		(24,000)
Maintenance Expense [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		(65,000)		(23,000)
Maintenance Expense [Member] | Commodity [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		(1,000,000)		0
Maintenance Expense [Member] | Commodity [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		(169,000)		(70,000)
Maintenance Expense [Member] | Commodity [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(2,000)		(64,000)		(28,000)
Maintenance Expense [Member] | Commodity [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(5,000)		(141,000)		(54,000)
Maintenance Expense [Member] | Commodity [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	1,000		(62,000)		(24,000)
Maintenance Expense [Member] | Commodity [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		(65,000)		(23,000)
Maintenance Expense [Member] | Interest Rate and Foreign Currency [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Depreciation and Amortization Expense [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Depreciation and Amortization Expense [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Depreciation and Amortization Expense [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	4,000		4,000		4,000
Depreciation and Amortization Expense [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Depreciation and Amortization Expense [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Depreciation and Amortization Expense [Member] | Interest Rate and Foreign Currency [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Depreciation and Amortization Expense [Member] | Interest Rate and Foreign Currency [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Depreciation and Amortization Expense [Member] | Interest Rate and Foreign Currency [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	4,000		4,000		4,000
Depreciation and Amortization Expense [Member] | Interest Rate and Foreign Currency [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Depreciation and Amortization Expense [Member] | Interest Rate and Foreign Currency [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Interest Expense [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	4,000,000		4,000,000		4,000,000
Interest Expense [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	1,053,000		1,180,000		1,625,000
Interest Expense [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	595,000		955,000		1,007,000
Interest Expense [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(1,363,000)		(1,363,000)		(1,363,000)
Interest Expense [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(758,000)		(713,000)		114,000
Interest Expense [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	2,669,000		1,248,000		828,000
Interest Expense [Member] | Commodity [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	0		0		0
Interest Expense [Member] | Interest Rate and Foreign Currency [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	4,000,000		4,000,000		4,000,000
Interest Expense [Member] | Interest Rate and Foreign Currency [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	1,053,000		1,180,000		1,625,000
Interest Expense [Member] | Interest Rate and Foreign Currency [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	595,000		955,000		1,007,000
Interest Expense [Member] | Interest Rate and Foreign Currency [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(1,363,000)		(1,363,000)		(1,363,000)
Interest Expense [Member] | Interest Rate and Foreign Currency [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	(758,000)		(713,000)		114,000
Interest Expense [Member] | Interest Rate and Foreign Currency [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income	2,669,000		1,248,000		828,000
Property, Plant and Equipment [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0		(1,000,000)		0
Property, Plant and Equipment [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	(14,000)		(175,000)		(71,000)
Property, Plant and Equipment [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	(10,000)		(90,000)		(36,000)
Property, Plant and Equipment [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	(15,000)		(217,000)		(87,000)
Property, Plant and Equipment [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	(1,000)		(110,000)		(45,000)
Property, Plant and Equipment [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	(5,000)		(88,000)		(32,000)
Property, Plant and Equipment [Member] | Commodity [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0		(1,000,000)		0
Property, Plant and Equipment [Member] | Commodity [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	(14,000)		(175,000)		(71,000)
Property, Plant and Equipment [Member] | Commodity [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	(10,000)		(90,000)		(36,000)
Property, Plant and Equipment [Member] | Commodity [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	(15,000)		(217,000)		(87,000)
Property, Plant and Equipment [Member] | Commodity [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	(1,000)		(110,000)		(45,000)
Property, Plant and Equipment [Member] | Commodity [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	(5,000)		(88,000)		(32,000)
Property, Plant and Equipment [Member] | Interest Rate and Foreign Currency [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0		0		0
Regulatory Assets [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	(43,000,000)	[10]	(22,000,000)	[10]	(9,000,000)	[10]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	2,000,000	[11]	2,000,000	[11]	3,000,000	[11]
Regulatory Assets [Member] | Appalachian Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	(7,835,000)	[10]	373,000	[10]	(372,000)	[10]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	1,590,000	[11]	1,169,000	[11]	1,660,000	[11]
Regulatory Assets [Member] | Indiana Michigan Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	(9,204,000)	[10]	(1,470,000)	[10]	(186,000)	[10]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	278,000	[11]	255,000	[11]	218,000	[11]
Regulatory Assets [Member] | Ohio Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	(14,104,000)	[10]	(17,928,000)	[10]	(5,788,000)	[10]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Assets [Member] | Public Service Co of Oklahoma [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	(5,304,000)	[10]	(1,421,000)	[10]	46,000	[10]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Assets [Member] | Southwestern Electric Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	(6,274,000)	[10]	(1,709,000)	[10]	(2,902,000)	[10]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Assets [Member] | Commodity [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	2,000,000	[11]	2,000,000	[11]	3,000,000	[11]
Regulatory Assets [Member] | Commodity [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	1,590,000	[11]	1,169,000	[11]	1,660,000	[11]
Regulatory Assets [Member] | Commodity [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	278,000	[11]	255,000	[11]	218,000	[11]
Regulatory Assets [Member] | Commodity [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Assets [Member] | Commodity [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Assets [Member] | Commodity [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Assets [Member] | Interest Rate and Foreign Currency [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Liabilities [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	8,000,000	[10]	(3,000,000)	[10]	38,000,000	[10]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Liabilities [Member] | Appalachian Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	7,314,000	[10]	2,552,000	[10]	27,790,000	[10]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Liabilities [Member] | Indiana Michigan Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	(889,000)	[10]	(5,178,000)	[10]	8,217,000	[10]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Liabilities [Member] | Ohio Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	0	[10]	(105,000)	[10]	3,451,000	[10]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	(5,000)	[11]
Regulatory Liabilities [Member] | Public Service Co of Oklahoma [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	(19,000)	[10]	708,000	[10]	878,000	[10]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Liabilities [Member] | Southwestern Electric Power Co [Member]
Amount of Gain (Loss) Recognized on Risk Management Contracts
Amount of Gain (Loss) Recognized on Risk Management Contracts	(13,000)	[10]	(118,000)	[10]	351,000	[10]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Liabilities [Member] | Commodity [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Liabilities [Member] | Commodity [Member] | Appalachian Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Liabilities [Member] | Commodity [Member] | Indiana Michigan Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Liabilities [Member] | Commodity [Member] | Ohio Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	(5,000)	[11]
Regulatory Liabilities [Member] | Commodity [Member] | Public Service Co of Oklahoma [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Liabilities [Member] | Commodity [Member] | Southwestern Electric Power Co [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	0	[11]	0	[11]	0	[11]
Regulatory Liabilities [Member] | Interest Rate and Foreign Currency [Member]
Amount of (Gain) or Loss Reclassified from AOCI to Statement of Income/within Balance Sheet:
Amount of (Gain) or Loss Reclassified from AOCI within Balance Sheet	$ 0	[11]	$ 0	[11]	$ 0	[11]

[1]	Hedging Assets and Hedging Liabilities are included in Risk Management Assets and Liabilities on the balance sheets.
[2]	Amounts in "Other" column primarily represent counterparty netting of risk management and hedging contracts and associated cash collateral under the accounting guidance for "Derivatives and Hedging."
[3]	The December 31, 2012 maturity of the net fair value of risk management contracts prior to cash collateral, assets/(liabilities), is as follows: Level 1 matures $9 million in 2013, $(3) million in periods 2014-2016 and ($4) million in periods 2017-2018; Level 2 matures $16 million in 2013, $61 million in periods 2014-2016, $16 million in periods 2017-2018 and $7 million in periods 2019-2030; Level 3 matures $18 million in 2013, $31 million in periods 2014-2016, $13 million in periods 2017-2018 and $24 million in periods 2019-2030. Risk management commodity contracts are substantially comprised of power contracts.
[4]	The December 31, 2011 maturity of the net fair value of risk management contracts prior to cash collateral, assets/(liabilities), is as follows: Level 1 matures $3 million in 2012, $7 million in periods 2013-2015 and ($6) million in periods 2016-2018; Level 2 matures $21 million in 2012, $50 million in periods 2013-2015, $11 million in periods 2016-2017 and $8 million in periods 2018-2030; Level 3 matures ($19) million in 2012, $44 million in periods 2013-2015, $18 million in periods 2016-2017 and $26 million in periods 2018-2030. Risk management commodity contracts are substantially comprised of power contracts.
[5]	Substantially comprised of power contracts for APCo, I&M and OPCo and coal contracts for PSO and SWEPCo.
[6]	Derivative instruments within these categories are reported gross. These instruments are subject to master netting agreements and are presented on the balance sheets on a net basis in accordance with the accounting guidance for "Derivatives and Hedging."
[7]	Amounts primarily include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging." Amounts also include de-designated risk management contracts.
[8]	Amounts include counterparty netting of risk management and hedging contracts and associated cash collateral in accordance with the accounting guidance for "Derivatives and Hedging."
[9]	There are no derivative contracts subject to a master netting arrangement or similar agreement which are not offset in the statement of financial position.
[10]	Represents realized and unrealized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.
[11]	Represents realized gains and losses subject to regulatory accounting treatment recorded as either current or noncurrent on the balance sheets.

Fair Value Long-term Debt, Other Temporary Investments, Nuclear Trusts (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Book Values and Fair Values of Long - term Debt
Total Long-term Debt Outstanding	$ 17,757,000,000		$ 16,516,000,000
Long term Debt, Fair Value	20,907,000,000		19,259,000,000
Other Temporary Investments
Cost	316,000,000		291,000,000
Gross Unrealized Gains	8,000,000		3,000,000
Gross Unrealized Losses	0		0
Estimated Fair Value	324,000,000		294,000,000
Debt And Equity Securities Within Other Temporary Investments [Abstract]
Proceeds From Investment Sales	0		268,000,000		455,000,000
Purchases of Investments	2,000,000		154,000,000		503,000,000
Gross Realized Gains on Investment Sales	0		4,000,000		16,000,000
Gross Realized Losses on Investment Sales	0		0		0
Accumulated Other Comprehensive Income Loss Activity for Other Temporary Investments [Abstract]
Balance in AOCI	2,000,000		4,000,000
Changes in Fair Value Recognized in AOCI	2,000,000		1,000,000
Amount of Gain Loss Reclassified from Accumulated Other Comprehensive Income to Interest Income on Statement of Income			(3,000,000)
Balance in AOCI	4,000,000		2,000,000		4,000,000
Nuclear Trust Fund Investments
Estimated Fair Value	1,706,000,000		1,592,000,000
Gross Unrealized Gains	349,000,000		281,000,000
Other-Than-Temporary Impairments	(80,000,000)		(85,000,000)
Securities Activity Within the Decommissioning and SNF Trusts
Proceeds from Investment Sales	988,000,000		1,111,000,000		1,362,000,000
Purchases of Investments	1,045,000,000		1,167,000,000		1,415,000,000
Gross Realized Gains on Investment Sales	25,000,000		33,000,000		12,000,000
Gross Realized Losses on Investment Sales	9,000,000		22,000,000		2,000,000
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	1,706,000,000		1,592,000,000
Fair Value Measurements (Textuals) [Abstract]
Adjusted Cost of Debt Securities	889,000,000		862,000,000
Adjusted Cost of Domestic Equity Securities	451,000,000		431,000,000
Appalachian Power Co [Member]
Book Values and Fair Values of Long - term Debt
Total Long-term Debt Outstanding	3,702,442,000		3,726,251,000
Long term Debt, Fair Value	4,555,143,000		4,431,912,000
Indiana Michigan Power Co [Member]
Book Values and Fair Values of Long - term Debt
Total Long-term Debt Outstanding	2,057,666,000		2,057,675,000
Long term Debt, Fair Value	2,372,017,000		2,339,344,000
Nuclear Trust Fund Investments
Estimated Fair Value	1,705,772,000		1,591,732,000
Gross Unrealized Gains	348,776,000		280,196,000
Other-Than-Temporary Impairments	(79,519,000)		(83,855,000)
Securities Activity Within the Decommissioning and SNF Trusts
Proceeds from Investment Sales	987,550,000		1,110,909,000		1,361,813,000
Purchases of Investments	1,045,422,000		1,166,690,000		1,414,473,000
Gross Realized Gains on Investment Sales	24,605,000		33,382,000		11,570,000
Gross Realized Losses on Investment Sales	8,881,000		22,159,000		2,087,000
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	1,705,772,000		1,591,732,000
Fair Value Measurements (Textuals) [Abstract]
Adjusted Cost of Debt Securities	889,000,000		862,000,000
Adjusted Cost of Domestic Equity Securities	451,000,000		431,000,000
Ohio Power Co [Member]
Book Values and Fair Values of Long - term Debt
Total Long-term Debt Outstanding	3,860,440,000		4,054,148,000
Long term Debt, Fair Value	4,560,337,000		4,665,739,000
Public Service Co of Oklahoma [Member]
Book Values and Fair Values of Long - term Debt
Total Long-term Debt Outstanding	949,871,000		947,364,000
Long term Debt, Fair Value	1,175,759,000		1,123,306,000
Southwestern Electric Power Co [Member]
Book Values and Fair Values of Long - term Debt
Total Long-term Debt Outstanding	2,046,228,000		1,728,637,000
Long term Debt, Fair Value	2,400,509,000		2,019,094,000
Cash [Member]
Other Temporary Investments
Cost	241,000,000		216,000,000
Gross Unrealized Gains	0		0
Gross Unrealized Losses	0		0
Estimated Fair Value	241,000,000		216,000,000
Fixed Income Funds [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	953,000,000		928,000,000
Gross Unrealized Gains	64,000,000		66,000,000
Other-Than-Temporary Impairments	(3,000,000)		(5,000,000)
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	953,000,000		928,000,000
Fixed Income Funds [Member] | Indiana Michigan Power Co [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	953,407,000		927,471,000
Gross Unrealized Gains	64,177,000		65,448,000
Other-Than-Temporary Impairments	(2,962,000)		(4,319,000)
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	953,407,000		927,471,000
Mutual Funds Fixed Income [Member]
Other Temporary Investments
Cost	65,000,000		64,000,000
Gross Unrealized Gains	2,000,000		0
Gross Unrealized Losses	0		0
Estimated Fair Value	67,000,000		64,000,000
Domestic [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	736,000,000	[1]	646,000,000	[1]
Gross Unrealized Gains	285,000,000		215,000,000
Other-Than-Temporary Impairments	(77,000,000)		(80,000,000)
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	736,000,000	[1]	646,000,000	[1]
Domestic [Member] | Indiana Michigan Power Co [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	735,582,000	[1]	646,032,000	[1]
Gross Unrealized Gains	284,599,000		214,748,000
Other-Than-Temporary Impairments	(76,557,000)		(79,536,000)
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	735,582,000	[1]	646,032,000	[1]
Mutual Funds Equity [Member]
Other Temporary Investments
Cost	10,000,000		11,000,000
Gross Unrealized Gains	6,000,000		3,000,000
Gross Unrealized Losses	0		0
Estimated Fair Value	16,000,000	[1]	14,000,000	[1]
Cash and Cash Equivalents [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	17,000,000	[2]	18,000,000	[2]
Gross Unrealized Gains	0		0
Other-Than-Temporary Impairments	0		0
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	17,000,000	[2]	18,000,000	[2]
Cash and Cash Equivalents [Member] | Indiana Michigan Power Co [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	16,783,000	[2]	18,229,000	[2]
Gross Unrealized Gains	0		0
Other-Than-Temporary Impairments	0		0
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	16,783,000	[2]	18,229,000	[2]
US Government Agencies Debt Securities [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	648,000,000		544,000,000
Gross Unrealized Gains	58,000,000		61,000,000
Other-Than-Temporary Impairments	(1,000,000)		(1,000,000)
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	648,000,000		544,000,000
US Government Agencies Debt Securities [Member] | Indiana Michigan Power Co [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	647,918,000		543,506,000
Gross Unrealized Gains	58,268,000		60,946,000
Other-Than-Temporary Impairments	(747,000)		(547,000)
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	647,918,000		543,506,000
Corporate Debt Securities [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	35,000,000		54,000,000
Gross Unrealized Gains	5,000,000		5,000,000
Other-Than-Temporary Impairments	(1,000,000)		(2,000,000)
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	35,000,000		54,000,000
Corporate Debt Securities [Member] | Indiana Michigan Power Co [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	35,399,000		53,979,000
Gross Unrealized Gains	4,903,000		4,932,000
Other-Than-Temporary Impairments	(1,352,000)		(1,536,000)
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	35,399,000		53,979,000
State and Local Jurisdiction [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	270,000,000		330,000,000
Gross Unrealized Gains	1,000,000		0
Other-Than-Temporary Impairments	(1,000,000)		(2,000,000)
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	270,000,000		330,000,000
State and Local Jurisdiction [Member] | Indiana Michigan Power Co [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	270,090,000		329,986,000
Gross Unrealized Gains	1,006,000		(430,000)
Other-Than-Temporary Impairments	(863,000)		(2,236,000)
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	270,090,000		329,986,000
Within One Year [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	81,000,000
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	81,000,000
Within One Year [Member] | Indiana Michigan Power Co [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	80,993,000
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	80,993,000
One Year To Five Year [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	373,000,000
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	373,000,000
One Year To Five Year [Member] | Indiana Michigan Power Co [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	373,532,000
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	373,532,000
Five Year To Ten Year [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	266,000,000
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	266,000,000
Five Year To Ten Year [Member] | Indiana Michigan Power Co [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	265,885,000
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	265,885,000
After 10 years [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	233,000,000
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	233,000,000
After 10 years [Member] | Indiana Michigan Power Co [Member]
Nuclear Trust Fund Investments
Estimated Fair Value	232,997,000
Contractual Maturities, Fair Value of Debt Securities
Contractual Maturities, Fair Value of Debt Securities	$ 232,997,000

[1]	Amounts represent publicly traded equity securities and equity-based mutual funds.
[2]	Amounts in "Other" column primarily represent accrued interest receivables from financial institutions. Level 2 amounts primarily represent investments in money market funds.

Fair Value Financial Assets Liabilities (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Assets:
Cash and Cash Equivalents	$ 279,000,000	[1]	$ 221,000,000	[1]
Other Temporary Investments	324,000,000		294,000,000
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	1,706,000,000		1,592,000,000
Total Assets	2,868,000,000		2,703,000,000
Changes in the Fair Value of Net Trading Derivatives and Other Investments
Beginning Balance	69,000,000		85,000,000		62,000,000
Realized Gain (Loss) Included in Net Income (or Changes in Net Assets)	(15,000,000)	[2],[3]	(10,000,000)	[2],[3]	5,000,000	[2],[3]
Unrealized Gain (Loss) Included in Net Income (or Changes in Net Assets) Relating to Assets Still Held at the Reporting Date	29,000,000	[2]	9,000,000	[2]	63,000,000	[2]
Realized and Unrealized Gains (Losses) Included in Other Comprehensive Income	0		0		0
Purchases, Issuances and Settlements	32,000,000	[4]	(3,000,000)	[4]	(25,000,000)	[4]
Transfers into Level 3	1,000,000	[5],[6]	13,000,000	[5],[6]	18,000,000	[5],[6]
Transfers out of Level 3	(35,000,000)	[6],[7]	(12,000,000)	[6],[7]	(53,000,000)	[6],[7]
Changes in Fair Value Allocated to Regulated Jurisdiction	5,000,000	[8]	(13,000,000)	[8]	15,000,000	[8]
Ending Balance	86,000,000		69,000,000		85,000,000
Level 3 Quantitative Information [Abstract]
Counterparty Credit Risk	397	[9]
Level 1 [Member]
Assets:
Cash and Cash Equivalents	6,000,000	[1]	6,000,000	[1]
Other Temporary Investments	310,000,000		269,000,000
Risk Management Assets
Risk Management Assets	55,000,000		62,000,000
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	743,000,000		646,000,000
Total Assets	1,114,000,000		983,000,000
Liabilities:
Risk Management Liabilities	45,000,000		43,000,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	55,000,000		62,000,000
Fair Value Liabilities	45,000,000		43,000,000
Level 2 [Member]
Assets:
Cash and Cash Equivalents	1,000,000	[1]	0	[1]
Other Temporary Investments	5,000,000		0
Risk Management Assets
Risk Management Assets	968,000,000		1,322,000,000
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	953,000,000		933,000,000
Total Assets	1,927,000,000		2,255,000,000
Liabilities:
Risk Management Liabilities	925,000,000		1,294,000,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	968,000,000		1,322,000,000
Fair Value Liabilities	925,000,000		1,294,000,000
Level 3 [Member]
Assets:
Cash and Cash Equivalents	0	[1]	0	[1]
Other Temporary Investments	0		0
Risk Management Assets
Risk Management Assets	131,000,000		147,000,000
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
Total Assets	131,000,000		147,000,000
Liabilities:
Risk Management Liabilities	45,000,000		78,000,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	131,000,000		147,000,000
Fair Value Liabilities	45,000,000		78,000,000
Fair Value Inputs Other [Member]
Assets:
Cash and Cash Equivalents	272,000,000	[1]	215,000,000	[1]
Other Temporary Investments	9,000,000		25,000,000
Risk Management Assets
Risk Management Assets	(595,000,000)		(935,000,000)
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	10,000,000		13,000,000
Total Assets	(304,000,000)		(682,000,000)
Liabilities:
Risk Management Liabilities	(646,000,000)		(1,070,000,000)
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(595,000,000)		(935,000,000)
Fair Value Liabilities	(646,000,000)		(1,070,000,000)
2012 [Member] | Level 1 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts			3,000,000
2012 [Member] | Level 2 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts			21,000,000
2012 [Member] | Level 3 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts			(19,000,000)
2013 [Member] | Level 1 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts	9,000,000
2013 [Member] | Level 2 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts	16,000,000
2013 [Member] | Level 3 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts	18,000,000
2013 - 2015 [Member] | Level 1 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts			7,000,000
2013 - 2015 [Member] | Level 2 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts			50,000,000
2013 - 2015 [Member] | Level 3 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts			44,000,000
2014 - 2016 [Member] | Level 1 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts	(3,000,000)
2014 - 2016 [Member] | Level 2 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts	61,000,000
2014 - 2016 [Member] | Level 3 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts	31,000,000
2016 - 2018 [Member] | Level 1 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts			(6,000,000)
2016 - 2017 [Member] | Level 2 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts			11,000,000
2016 - 2017 [Member] | Level 3 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts			18,000,000
2017 - 2018 [Member] | Level 1 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts	(4,000,000)
2017 - 2018 [Member] | Level 2 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts	16,000,000
2017 - 2018 [Member] | Level 3 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts	13,000,000
2018 - 2030 [Member] | Level 2 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts			8,000,000
2018 - 2030 [Member] | Level 3 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts			26,000,000
2019 - 2030 [Member] | Level 2 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts	7,000,000
2019 - 2030 [Member] | Level 3 [Member]
Fair Value Measurements 1 (Textuals) [Abstract]
Maturity of Net Fair Value of Risk Management Contracts	24,000,000
Risk Management Commodity Contracts [Member]
Risk Management Assets
Risk Management Assets	517,000,000	[10],[11]	548,000,000	[10],[12]
Liabilities:
Risk Management Liabilities	292,000,000	[10],[11]	278,000,000	[10],[12]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	517,000,000	[10],[11]	548,000,000	[10],[12]
Fair Value Liabilities	292,000,000	[10],[11]	278,000,000	[10],[12]
Risk Management Commodity Contracts [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	47,000,000	[10],[11]	47,000,000	[10],[12]
Liabilities:
Risk Management Liabilities	45,000,000	[10],[11]	43,000,000	[10],[12]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	47,000,000	[10],[11]	47,000,000	[10],[12]
Fair Value Liabilities	45,000,000	[10],[11]	43,000,000	[10],[12]
Risk Management Commodity Contracts [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	938,000,000	[10],[11]	1,299,000,000	[10],[12]
Liabilities:
Risk Management Liabilities	838,000,000	[10],[11]	1,209,000,000	[10],[12]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	938,000,000	[10],[11]	1,299,000,000	[10],[12]
Fair Value Liabilities	838,000,000	[10],[11]	1,209,000,000	[10],[12]
Risk Management Commodity Contracts [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	131,000,000	[10],[11]	147,000,000	[10],[12]
Liabilities:
Risk Management Liabilities	45,000,000	[10],[11]	78,000,000	[10],[12]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	131,000,000	[10],[11]	147,000,000	[10],[12]
Fair Value Liabilities	45,000,000	[10],[11]	78,000,000	[10],[12]
Risk Management Commodity Contracts [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(599,000,000)	[10],[11]	(945,000,000)	[10],[12]
Liabilities:
Risk Management Liabilities	(636,000,000)	[10],[11]	(1,052,000,000)	[10],[12]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(599,000,000)	[10],[11]	(945,000,000)	[10],[12]
Fair Value Liabilities	(636,000,000)	[10],[11]	(1,052,000,000)	[10],[12]
Energy Contracts [Member]
Risk Management Assets
Risk Management Assets	124,000,000
Liabilities:
Risk Management Liabilities	38,000,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	124,000,000
Fair Value Liabilities	38,000,000
Forward Price Range Low	9.4	[13]
Forward Price Range High	111.97	[13]
FTRs [Member]
Risk Management Assets
Risk Management Assets	7,000,000
Liabilities:
Risk Management Liabilities	7,000,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	7,000,000
Fair Value Liabilities	7,000,000
Forward Price Range Low	(3.21)	[13]
Forward Price Range High	14.79	[13]
Commodity Hedges [Member]
Risk Management Assets
Risk Management Assets	24,000,000	[10]	20,000,000	[10]
Liabilities:
Risk Management Liabilities	36,000,000	[10]	25,000,000	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	24,000,000	[10]	20,000,000	[10]
Fair Value Liabilities	36,000,000	[10]	25,000,000	[10]
Commodity Hedges [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	8,000,000	[10]	15,000,000	[10]
Liabilities:
Risk Management Liabilities	0	[10]	0	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	8,000,000	[10]	15,000,000	[10]
Fair Value Liabilities	0	[10]	0	[10]
Commodity Hedges [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	28,000,000	[10]	23,000,000	[10]
Liabilities:
Risk Management Liabilities	48,000,000	[10]	43,000,000	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	28,000,000	[10]	23,000,000	[10]
Fair Value Liabilities	48,000,000	[10]	43,000,000	[10]
Commodity Hedges [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	0	[10]	0	[10]
Liabilities:
Risk Management Liabilities	0	[10]	0	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[10]	0	[10]
Fair Value Liabilities	0	[10]	0	[10]
Commodity Hedges [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(12,000,000)	[10]	(18,000,000)	[10]
Liabilities:
Risk Management Liabilities	(12,000,000)	[10]	(18,000,000)	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(12,000,000)	[10]	(18,000,000)	[10]
Fair Value Liabilities	(12,000,000)	[10]	(18,000,000)	[10]
Interest Rate Foreign Currency Hedges [Member]
Liabilities:
Risk Management Liabilities	37,000,000		42,000,000
Level 3 Quantitative Information [Abstract]
Fair Value Liabilities	37,000,000		42,000,000
Interest Rate Foreign Currency Hedges [Member] | Level 1 [Member]
Liabilities:
Risk Management Liabilities	0		0
Level 3 Quantitative Information [Abstract]
Fair Value Liabilities	0		0
Interest Rate Foreign Currency Hedges [Member] | Level 2 [Member]
Liabilities:
Risk Management Liabilities	37,000,000		42,000,000
Level 3 Quantitative Information [Abstract]
Fair Value Liabilities	37,000,000		42,000,000
Interest Rate Foreign Currency Hedges [Member] | Level 3 [Member]
Liabilities:
Risk Management Liabilities	0		0
Level 3 Quantitative Information [Abstract]
Fair Value Liabilities	0		0
Interest Rate Foreign Currency Hedges [Member] | Fair Value Inputs Other [Member]
Liabilities:
Risk Management Liabilities	0		0
Level 3 Quantitative Information [Abstract]
Fair Value Liabilities	0		0
Fair Value Hedges [Member]
Risk Management Assets
Risk Management Assets	4,000,000
Liabilities:
Risk Management Liabilities	4,000,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	4,000,000
Fair Value Liabilities	4,000,000
Fair Value Hedges [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	0
Liabilities:
Risk Management Liabilities	0
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0
Fair Value Liabilities	0
Fair Value Hedges [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	2,000,000
Liabilities:
Risk Management Liabilities	2,000,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	2,000,000
Fair Value Liabilities	2,000,000
Fair Value Hedges [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	0
Liabilities:
Risk Management Liabilities	0
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0
Fair Value Liabilities	0
Fair Value Hedges [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	2,000,000
Liabilities:
Risk Management Liabilities	2,000,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	2,000,000
Fair Value Liabilities	2,000,000
Appalachian Power Co [Member]
Changes in the Fair Value of Net Trading Derivatives and Other Investments
Beginning Balance	1,971,000		5,131,000		9,428,000
Realized Gain (Loss) Included in Net Income (or Changes in Net Assets)	(5,204,000)	[2],[3]	(2,154,000)	[2],[3]	1,670,000	[2],[3]
Unrealized Gain (Loss) Included in Net Income (or Changes in Net Assets) Relating to Assets Still Held at the Reporting Date	0	[2]	0	[2]	0	[2]
Realized and Unrealized Gains (Losses) Included in Other Comprehensive Income	23,000		(73,000)		0
Purchases, Issuances and Settlements	11,200,000	[4]	1,574,000	[4]	(7,163,000)	[4]
Transfers into Level 3	1,392,000	[5],[6]	2,488,000	[5],[6]	1,133,000	[5],[6]
Transfers out of Level 3	(1,930,000)	[6],[7]	(3,003,000)	[6],[7]	(10,999,000)	[6],[7]
Changes in Fair Value Allocated to Regulated Jurisdiction	3,527,000	[8]	(1,992,000)	[8]	11,062,000	[8]
Ending Balance	10,979,000		1,971,000		5,131,000
Appalachian Power Co [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	4,161,000		4,680,000
Liabilities:
Risk Management Liabilities	1,959,000		2,535,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	4,161,000		4,680,000
Fair Value Liabilities	1,959,000		2,535,000
Appalachian Power Co [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	167,414,000		303,223,000
Liabilities:
Risk Management Liabilities	160,216,000		294,203,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	167,414,000		303,223,000
Fair Value Liabilities	160,216,000		294,203,000
Appalachian Power Co [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	17,058,000		25,423,000
Liabilities:
Risk Management Liabilities	6,079,000		23,452,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	17,058,000		25,423,000
Fair Value Liabilities	6,079,000		23,452,000
Appalachian Power Co [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(123,313,000)		(254,455,000)
Liabilities:
Risk Management Liabilities	(133,080,000)		(280,661,000)
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(123,313,000)		(254,455,000)
Fair Value Liabilities	(133,080,000)		(280,661,000)
Appalachian Power Co [Member] | Risk Management Commodity Contracts [Member]
Risk Management Assets
Risk Management Assets	65,018,000	[10],[14]	76,907,000	[10],[14]
Liabilities:
Risk Management Liabilities	33,819,000	[10],[14]	37,111,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	65,018,000	[10],[14]	76,907,000	[10],[14]
Fair Value Liabilities	33,819,000	[10],[14]	37,111,000	[10],[14]
Appalachian Power Co [Member] | Risk Management Commodity Contracts [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	4,161,000	[10],[14]	4,680,000	[10],[14]
Liabilities:
Risk Management Liabilities	1,959,000	[10],[14]	2,535,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	4,161,000	[10],[14]	4,680,000	[10],[14]
Fair Value Liabilities	1,959,000	[10],[14]	2,535,000	[10],[14]
Appalachian Power Co [Member] | Risk Management Commodity Contracts [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	166,916,000	[10],[14]	302,128,000	[10],[14]
Liabilities:
Risk Management Liabilities	158,665,000	[10],[14]	291,194,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	166,916,000	[10],[14]	302,128,000	[10],[14]
Fair Value Liabilities	158,665,000	[10],[14]	291,194,000	[10],[14]
Appalachian Power Co [Member] | Risk Management Commodity Contracts [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	17,058,000	[10],[14]	25,423,000	[10],[14]
Liabilities:
Risk Management Liabilities	6,079,000	[10],[14]	23,379,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	17,058,000	[10],[14]	25,423,000	[10],[14]
Fair Value Liabilities	6,079,000	[10],[14]	23,379,000	[10],[14]
Appalachian Power Co [Member] | Risk Management Commodity Contracts [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(123,117,000)	[10],[14]	(255,324,000)	[10],[14]
Liabilities:
Risk Management Liabilities	(132,884,000)	[10],[14]	(279,997,000)	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(123,117,000)	[10],[14]	(255,324,000)	[10],[14]
Fair Value Liabilities	(132,884,000)	[10],[14]	(279,997,000)	[10],[14]
Appalachian Power Co [Member] | Energy Contracts [Member]
Risk Management Assets
Risk Management Assets	15,310,000
Liabilities:
Risk Management Liabilities	3,920,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	15,310,000
Fair Value Liabilities	3,920,000
Forward Price Range Low	9.4	[15]
Forward Price Range High	68.8	[15]
Appalachian Power Co [Member] | FTRs [Member]
Risk Management Assets
Risk Management Assets	1,748,000
Liabilities:
Risk Management Liabilities	2,159,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	1,748,000
Fair Value Liabilities	2,159,000
Forward Price Range Low	(3.21)	[15]
Forward Price Range High	14.79	[15]
Appalachian Power Co [Member] | Commodity Hedges [Member]
Risk Management Assets
Risk Management Assets	302,000	[10]	431,000	[10]
Liabilities:
Risk Management Liabilities	1,355,000	[10]	2,418,000	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	302,000	[10]	431,000	[10]
Fair Value Liabilities	1,355,000	[10]	2,418,000	[10]
Appalachian Power Co [Member] | Commodity Hedges [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	0	[10]	0	[10]
Liabilities:
Risk Management Liabilities	0	[10]	0	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[10]	0	[10]
Fair Value Liabilities	0	[10]	0	[10]
Appalachian Power Co [Member] | Commodity Hedges [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	498,000	[10]	1,095,000	[10]
Liabilities:
Risk Management Liabilities	1,551,000	[10]	3,009,000	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	498,000	[10]	1,095,000	[10]
Fair Value Liabilities	1,551,000	[10]	3,009,000	[10]
Appalachian Power Co [Member] | Commodity Hedges [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	0	[10]	0	[10]
Liabilities:
Risk Management Liabilities	0	[10]	73,000	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[10]	0	[10]
Fair Value Liabilities	0	[10]	73,000	[10]
Appalachian Power Co [Member] | Commodity Hedges [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(196,000)	[10]	(664,000)	[10]
Liabilities:
Risk Management Liabilities	(196,000)	[10]	(664,000)	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(196,000)	[10]	(664,000)	[10]
Fair Value Liabilities	(196,000)	[10]	(664,000)	[10]
Indiana Michigan Power Co [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	1,705,772,000		1,591,732,000
Total Assets	1,756,315,000		1,653,246,000
Changes in the Fair Value of Net Trading Derivatives and Other Investments
Beginning Balance	1,263,000		3,108,000		4,816,000
Realized Gain (Loss) Included in Net Income (or Changes in Net Assets)	(3,554,000)	[2],[3]	(1,261,000)	[2],[3]	963,000	[2],[3]
Unrealized Gain (Loss) Included in Net Income (or Changes in Net Assets) Relating to Assets Still Held at the Reporting Date	0	[2]	0	[2]	0	[2]
Realized and Unrealized Gains (Losses) Included in Other Comprehensive Income	13,000		(47,000)		0
Purchases, Issuances and Settlements	7,734,000	[4]	847,000	[4]	(4,121,000)	[4]
Transfers into Level 3	860,000	[5],[6]	1,531,000	[5],[6]	616,000	[5],[6]
Transfers out of Level 3	(1,144,000)	[6],[7]	(1,906,000)	[6],[7]	(6,558,000)	[6],[7]
Changes in Fair Value Allocated to Regulated Jurisdiction	2,369,000	[8]	(1,009,000)	[8]	7,392,000	[8]
Ending Balance	7,541,000		1,263,000		3,108,000
Indiana Michigan Power Co [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	2,858,000		3,001,000
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	742,090,000		646,032,000
Total Assets	744,948,000		649,033,000
Liabilities:
Risk Management Liabilities	1,346,000		1,626,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	2,858,000		3,001,000
Fair Value Liabilities	1,346,000		1,626,000
Indiana Michigan Power Co [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	120,572,000		203,877,000
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	953,407,000		932,902,000
Total Assets	1,073,979,000		1,136,779,000
Liabilities:
Risk Management Liabilities	131,206,000		197,630,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	120,572,000		203,877,000
Fair Value Liabilities	131,206,000		197,630,000
Indiana Michigan Power Co [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	11,717,000		16,305,000
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
Total Assets	11,717,000		16,305,000
Liabilities:
Risk Management Liabilities	4,176,000		15,042,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	11,717,000		16,305,000
Fair Value Liabilities	4,176,000		15,042,000
Indiana Michigan Power Co [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(84,604,000)		(161,669,000)
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	10,275,000		12,798,000
Total Assets	(74,329,000)		(148,871,000)
Liabilities:
Risk Management Liabilities	(91,313,000)		(178,447,000)
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(84,604,000)		(161,669,000)
Fair Value Liabilities	(91,313,000)		(178,447,000)
Indiana Michigan Power Co [Member] | Risk Management Commodity Contracts [Member]
Risk Management Assets
Risk Management Assets	50,343,000	[10],[14]	60,254,000	[10],[14]
Liabilities:
Risk Management Liabilities	24,960,000	[10],[14]	23,691,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	50,343,000	[10],[14]	60,254,000	[10],[14]
Fair Value Liabilities	24,960,000	[10],[14]	23,691,000	[10],[14]
Indiana Michigan Power Co [Member] | Risk Management Commodity Contracts [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	2,858,000	[10],[14]	3,001,000	[10],[14]
Liabilities:
Risk Management Liabilities	1,346,000	[10],[14]	1,626,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	2,858,000	[10],[14]	3,001,000	[10],[14]
Fair Value Liabilities	1,346,000	[10],[14]	1,626,000	[10],[14]
Indiana Michigan Power Co [Member] | Risk Management Commodity Contracts [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	120,242,000	[10],[14]	203,175,000	[10],[14]
Liabilities:
Risk Management Liabilities	110,621,000	[10],[14]	185,092,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	120,242,000	[10],[14]	203,175,000	[10],[14]
Fair Value Liabilities	110,621,000	[10],[14]	185,092,000	[10],[14]
Indiana Michigan Power Co [Member] | Risk Management Commodity Contracts [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	11,717,000	[10],[14]	16,305,000	[10],[14]
Liabilities:
Risk Management Liabilities	4,176,000	[10],[14]	14,995,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	11,717,000	[10],[14]	16,305,000	[10],[14]
Fair Value Liabilities	4,176,000	[10],[14]	14,995,000	[10],[14]
Indiana Michigan Power Co [Member] | Risk Management Commodity Contracts [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(84,474,000)	[10],[14]	(162,227,000)	[10],[14]
Liabilities:
Risk Management Liabilities	(91,183,000)	[10],[14]	(178,022,000)	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(84,474,000)	[10],[14]	(162,227,000)	[10],[14]
Fair Value Liabilities	(91,183,000)	[10],[14]	(178,022,000)	[10],[14]
Indiana Michigan Power Co [Member] | Energy Contracts [Member]
Risk Management Assets
Risk Management Assets	10,516,000
Liabilities:
Risk Management Liabilities	2,693,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	10,516,000
Fair Value Liabilities	2,693,000
Forward Price Range Low	9.4	[15]
Forward Price Range High	68.8	[15]
Indiana Michigan Power Co [Member] | FTRs [Member]
Risk Management Assets
Risk Management Assets	1,201,000
Liabilities:
Risk Management Liabilities	1,483,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	1,201,000
Fair Value Liabilities	1,483,000
Forward Price Range Low	(3.21)	[15]
Forward Price Range High	14.79	[15]
Indiana Michigan Power Co [Member] | Commodity Hedges [Member]
Risk Management Assets
Risk Management Assets	200,000	[10]	277,000	[10]
Liabilities:
Risk Management Liabilities	931,000	[10]	1,523,000	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	200,000	[10]	277,000	[10]
Fair Value Liabilities	931,000	[10]	1,523,000	[10]
Indiana Michigan Power Co [Member] | Commodity Hedges [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	0	[10]	0	[10]
Liabilities:
Risk Management Liabilities	0	[10]	0	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[10]	0	[10]
Fair Value Liabilities	0	[10]	0	[10]
Indiana Michigan Power Co [Member] | Commodity Hedges [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	330,000	[10]	702,000	[10]
Liabilities:
Risk Management Liabilities	1,061,000	[10]	1,901,000	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	330,000	[10]	702,000	[10]
Fair Value Liabilities	1,061,000	[10]	1,901,000	[10]
Indiana Michigan Power Co [Member] | Commodity Hedges [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	0	[10]	0	[10]
Liabilities:
Risk Management Liabilities	0	[10]	47,000	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[10]	0	[10]
Fair Value Liabilities	0	[10]	47,000	[10]
Indiana Michigan Power Co [Member] | Commodity Hedges [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(130,000)	[10]	(425,000)	[10]
Liabilities:
Risk Management Liabilities	(130,000)	[10]	(425,000)	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(130,000)	[10]	(425,000)	[10]
Fair Value Liabilities	(130,000)	[10]	(425,000)	[10]
Indiana Michigan Power Co [Member] | Interest Rate Foreign Currency Hedges [Member]
Liabilities:
Risk Management Liabilities	19,524,000		10,637,000
Level 3 Quantitative Information [Abstract]
Fair Value Liabilities	19,524,000		10,637,000
Indiana Michigan Power Co [Member] | Interest Rate Foreign Currency Hedges [Member] | Level 1 [Member]
Liabilities:
Risk Management Liabilities	0		0
Level 3 Quantitative Information [Abstract]
Fair Value Liabilities	0		0
Indiana Michigan Power Co [Member] | Interest Rate Foreign Currency Hedges [Member] | Level 2 [Member]
Liabilities:
Risk Management Liabilities	19,524,000		10,637,000
Level 3 Quantitative Information [Abstract]
Fair Value Liabilities	19,524,000		10,637,000
Indiana Michigan Power Co [Member] | Interest Rate Foreign Currency Hedges [Member] | Level 3 [Member]
Liabilities:
Risk Management Liabilities	0		0
Level 3 Quantitative Information [Abstract]
Fair Value Liabilities	0		0
Indiana Michigan Power Co [Member] | Interest Rate Foreign Currency Hedges [Member] | Fair Value Inputs Other [Member]
Liabilities:
Risk Management Liabilities	0		0
Level 3 Quantitative Information [Abstract]
Fair Value Liabilities	0		0
Ohio Power Co [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Total Assets	92,666,000		107,955,000
Changes in the Fair Value of Net Trading Derivatives and Other Investments
Beginning Balance	2,666,000		6,583,000		10,345,000
Realized Gain (Loss) Included in Net Income (or Changes in Net Assets)	(7,452,000)	[2],[3]	(2,711,000)	[2],[3]	2,053,000	[2],[3]
Unrealized Gain (Loss) Included in Net Income (or Changes in Net Assets) Relating to Assets Still Held at the Reporting Date	5,401,000	[2]	7,741,000	[2]	21,314,000	[2]
Realized and Unrealized Gains (Losses) Included in Other Comprehensive Income	28,000		(100,000)		0
Purchases, Issuances and Settlements	16,214,000	[4]	1,858,000	[4]	(8,800,000)	[4]
Transfers into Level 3	1,909,000	[5],[6]	3,257,000	[5],[6]	1,333,000	[5],[6]
Transfers out of Level 3	(2,527,000)	[6],[7]	(4,032,000)	[6],[7]	(13,978,000)	[6],[7]
Changes in Fair Value Allocated to Regulated Jurisdiction	(810,000)	[8]	(9,930,000)	[8]	(5,684,000)	[8]
Ending Balance	15,429,000		2,666,000		6,583,000
Ohio Power Co [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	5,848,000		6,339,000
Spent Nuclear Fuel and Decommissioning Trusts
Total Assets	5,848,000		6,365,000
Liabilities:
Risk Management Liabilities	2,753,000		3,433,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	5,848,000		6,339,000
Fair Value Liabilities	2,753,000		3,433,000
Ohio Power Co [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	238,942,000		422,732,000
Spent Nuclear Fuel and Decommissioning Trusts
Total Assets	238,968,000		422,732,000
Liabilities:
Risk Management Liabilities	228,711,000		410,297,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	238,942,000		422,732,000
Fair Value Liabilities	228,711,000		410,297,000
Ohio Power Co [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	23,973,000		34,425,000
Spent Nuclear Fuel and Decommissioning Trusts
Total Assets	23,973,000		34,425,000
Liabilities:
Risk Management Liabilities	8,544,000		31,759,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	23,973,000		34,425,000
Fair Value Liabilities	8,544,000		31,759,000
Ohio Power Co [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(176,162,000)		(355,589,000)
Spent Nuclear Fuel and Decommissioning Trusts
Total Assets	(176,123,000)		(355,567,000)
Liabilities:
Risk Management Liabilities	(189,888,000)		(391,038,000)
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(176,162,000)		(355,589,000)
Fair Value Liabilities	(189,888,000)		(391,038,000)
Ohio Power Co [Member] | Risk Management Commodity Contracts [Member]
Risk Management Assets
Risk Management Assets	92,185,000	[10],[14]	105,247,000	[10],[14]
Liabilities:
Risk Management Liabilities	48,217,000	[10],[14]	51,212,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	92,185,000	[10],[14]	105,247,000	[10],[14]
Fair Value Liabilities	48,217,000	[10],[14]	51,212,000	[10],[14]
Ohio Power Co [Member] | Risk Management Commodity Contracts [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	5,848,000	[10],[14]	6,339,000	[10],[14]
Liabilities:
Risk Management Liabilities	2,753,000	[10],[14]	3,433,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	5,848,000	[10],[14]	6,339,000	[10],[14]
Fair Value Liabilities	2,753,000	[10],[14]	3,433,000	[10],[14]
Ohio Power Co [Member] | Risk Management Commodity Contracts [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	238,254,000	[10],[14]	421,249,000	[10],[14]
Liabilities:
Risk Management Liabilities	226,536,000	[10],[14]	406,259,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	238,254,000	[10],[14]	421,249,000	[10],[14]
Fair Value Liabilities	226,536,000	[10],[14]	406,259,000	[10],[14]
Ohio Power Co [Member] | Risk Management Commodity Contracts [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	23,973,000	[10],[14]	34,425,000	[10],[14]
Liabilities:
Risk Management Liabilities	8,544,000	[10],[14]	31,659,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	23,973,000	[10],[14]	34,425,000	[10],[14]
Fair Value Liabilities	8,544,000	[10],[14]	31,659,000	[10],[14]
Ohio Power Co [Member] | Risk Management Commodity Contracts [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(175,890,000)	[10],[14]	(356,766,000)	[10],[14]
Liabilities:
Risk Management Liabilities	(189,616,000)	[10],[14]	(390,139,000)	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(175,890,000)	[10],[14]	(356,766,000)	[10],[14]
Fair Value Liabilities	(189,616,000)	[10],[14]	(390,139,000)	[10],[14]
Ohio Power Co [Member] | Energy Contracts [Member]
Risk Management Assets
Risk Management Assets	21,516,000
Liabilities:
Risk Management Liabilities	5,510,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	21,516,000
Fair Value Liabilities	5,510,000
Forward Price Range Low	9.4	[15]
Forward Price Range High	68.8	[15]
Ohio Power Co [Member] | FTRs [Member]
Risk Management Assets
Risk Management Assets	2,457,000
Liabilities:
Risk Management Liabilities	3,034,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	2,457,000
Fair Value Liabilities	3,034,000
Forward Price Range Low	(3.21)	[15]
Forward Price Range High	14.79	[15]
Ohio Power Co [Member] | Commodity Hedges [Member]
Risk Management Assets
Risk Management Assets	416,000	[10]	584,000	[10]
Liabilities:
Risk Management Liabilities	1,903,000	[10]	3,239,000	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	416,000	[10]	584,000	[10]
Fair Value Liabilities	1,903,000	[10]	3,239,000	[10]
Ohio Power Co [Member] | Commodity Hedges [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	0	[10]	0	[10]
Liabilities:
Risk Management Liabilities	0	[10]	0	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[10]	0	[10]
Fair Value Liabilities	0	[10]	0	[10]
Ohio Power Co [Member] | Commodity Hedges [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	688,000	[10]	1,483,000	[10]
Liabilities:
Risk Management Liabilities	2,175,000	[10]	4,038,000	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	688,000	[10]	1,483,000	[10]
Fair Value Liabilities	2,175,000	[10]	4,038,000	[10]
Ohio Power Co [Member] | Commodity Hedges [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	0	[10]	0	[10]
Liabilities:
Risk Management Liabilities	0	[10]	100,000	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[10]	0	[10]
Fair Value Liabilities	0	[10]	100,000	[10]
Ohio Power Co [Member] | Commodity Hedges [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(272,000)	[10]	(899,000)	[10]
Liabilities:
Risk Management Liabilities	(272,000)	[10]	(899,000)	[10]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(272,000)	[10]	(899,000)	[10]
Fair Value Liabilities	(272,000)	[10]	(899,000)	[10]
Public Service Co of Oklahoma [Member]
Changes in the Fair Value of Net Trading Derivatives and Other Investments
Beginning Balance	0		1,000		2,000
Realized Gain (Loss) Included in Net Income (or Changes in Net Assets)	0	[2],[3]	0	[2],[3]	2,000	[2],[3]
Unrealized Gain (Loss) Included in Net Income (or Changes in Net Assets) Relating to Assets Still Held at the Reporting Date	0	[2]	0	[2]	0	[2]
Realized and Unrealized Gains (Losses) Included in Other Comprehensive Income	0		0		0
Purchases, Issuances and Settlements	0	[4]	0	[4]	(1,000)	[4]
Transfers into Level 3	0	[5],[6]	0	[5],[6]	0	[5],[6]
Transfers out of Level 3	0	[6],[7]	0	[6],[7]	0	[6],[7]
Changes in Fair Value Allocated to Regulated Jurisdiction	0	[8]	(1,000)	[8]	(2,000)	[8]
Ending Balance	0		0		1,000
Public Service Co of Oklahoma [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	0
Liabilities:
Risk Management Liabilities	0		53,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0
Fair Value Liabilities	0		53,000
Public Service Co of Oklahoma [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	1,699,000
Liabilities:
Risk Management Liabilities	7,038,000		9,649,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	1,699,000
Fair Value Liabilities	7,038,000		9,649,000
Public Service Co of Oklahoma [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	0
Liabilities:
Risk Management Liabilities	0		0
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0
Fair Value Liabilities	0		0
Public Service Co of Oklahoma [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(1,159,000)
Liabilities:
Risk Management Liabilities	(1,159,000)		(7,092,000)
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(1,159,000)
Fair Value Liabilities	(1,159,000)		(7,092,000)
Public Service Co of Oklahoma [Member] | Risk Management Commodity Contracts [Member]
Risk Management Assets
Risk Management Assets	515,000	[10],[14]	879,000	[10],[14]
Liabilities:
Risk Management Liabilities	5,879,000	[10],[14]	2,503,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	515,000	[10],[14]	879,000	[10],[14]
Fair Value Liabilities	5,879,000	[10],[14]	2,503,000	[10],[14]
Public Service Co of Oklahoma [Member] | Risk Management Commodity Contracts [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	0	[10],[14]	97,000	[10],[14]
Liabilities:
Risk Management Liabilities	0	[10],[14]	53,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[10],[14]	97,000	[10],[14]
Fair Value Liabilities	0	[10],[14]	53,000	[10],[14]
Public Service Co of Oklahoma [Member] | Risk Management Commodity Contracts [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	1,657,000	[10],[14]	7,797,000	[10],[14]
Liabilities:
Risk Management Liabilities	7,021,000	[10],[14]	9,542,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	1,657,000	[10],[14]	7,797,000	[10],[14]
Fair Value Liabilities	7,021,000	[10],[14]	9,542,000	[10],[14]
Public Service Co of Oklahoma [Member] | Risk Management Commodity Contracts [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	0	[10],[14]	0	[10],[14]
Liabilities:
Risk Management Liabilities	0	[10],[14]	0	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[10],[14]	0	[10],[14]
Fair Value Liabilities	0	[10],[14]	0	[10],[14]
Public Service Co of Oklahoma [Member] | Risk Management Commodity Contracts [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(1,142,000)	[10],[14]	(7,015,000)	[10],[14]
Liabilities:
Risk Management Liabilities	(1,142,000)	[10],[14]	(7,092,000)	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(1,142,000)	[10],[14]	(7,015,000)	[10],[14]
Fair Value Liabilities	(1,142,000)	[10],[14]	(7,092,000)	[10],[14]
Public Service Co of Oklahoma [Member] | Commodity Hedges [Member]
Risk Management Assets
Risk Management Assets	25,000	[10]
Liabilities:
Risk Management Liabilities	0	[10]	107,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	25,000	[10]
Fair Value Liabilities	0	[10]	107,000
Public Service Co of Oklahoma [Member] | Commodity Hedges [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	0	[10]
Liabilities:
Risk Management Liabilities	0	[10]	0
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[10]
Fair Value Liabilities	0	[10]	0
Public Service Co of Oklahoma [Member] | Commodity Hedges [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	42,000	[10]
Liabilities:
Risk Management Liabilities	17,000	[10]	107,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	42,000	[10]
Fair Value Liabilities	17,000	[10]	107,000
Public Service Co of Oklahoma [Member] | Commodity Hedges [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	0	[10]
Liabilities:
Risk Management Liabilities	0	[10]	0
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[10]
Fair Value Liabilities	0	[10]	0
Public Service Co of Oklahoma [Member] | Commodity Hedges [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(17,000)	[10]
Liabilities:
Risk Management Liabilities	(17,000)	[10]	0
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(17,000)	[10]
Fair Value Liabilities	(17,000)	[10]	0
Southwestern Electric Power Co [Member]
Changes in the Fair Value of Net Trading Derivatives and Other Investments
Beginning Balance	0		2,000		3,000
Realized Gain (Loss) Included in Net Income (or Changes in Net Assets)	0	[2],[3]	0	[2],[3]	2,000	[2],[3]
Unrealized Gain (Loss) Included in Net Income (or Changes in Net Assets) Relating to Assets Still Held at the Reporting Date	0	[2]	0	[2]	0	[2]
Realized and Unrealized Gains (Losses) Included in Other Comprehensive Income	0		0		0
Purchases, Issuances and Settlements	0	[4]	0	[4]	(1,000)	[4]
Transfers into Level 3	0	[5],[6]	0	[5],[6]	0	[5],[6]
Transfers out of Level 3	0	[6],[7]	0	[6],[7]	0	[6],[7]
Changes in Fair Value Allocated to Regulated Jurisdiction	0	[8]	(2,000)	[8]	(2,000)	[8]
Ending Balance	0		0		2,000
Southwestern Electric Power Co [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	0		122,000
Liabilities:
Risk Management Liabilities	0		66,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0		122,000
Fair Value Liabilities	0		66,000
Southwestern Electric Power Co [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	2,845,000		7,026,000
Liabilities:
Risk Management Liabilities	3,278,000		30,993,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	2,845,000		7,026,000
Fair Value Liabilities	3,278,000		30,993,000
Southwestern Electric Power Co [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	0		0
Liabilities:
Risk Management Liabilities	0		0
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0		0
Fair Value Liabilities	0		0
Southwestern Electric Power Co [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(2,150,000)		(6,421,000)
Liabilities:
Risk Management Liabilities	(2,150,000)		(6,479,000)
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(2,150,000)		(6,421,000)
Fair Value Liabilities	(2,150,000)		(6,479,000)
Southwestern Electric Power Co [Member] | Risk Management Commodity Contracts [Member]
Risk Management Assets
Risk Management Assets	671,000	[10],[14]	724,000	[10],[14]
Liabilities:
Risk Management Liabilities	1,128,000	[10],[14]	5,340,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	671,000	[10],[14]	724,000	[10],[14]
Fair Value Liabilities	1,128,000	[10],[14]	5,340,000	[10],[14]
Southwestern Electric Power Co [Member] | Risk Management Commodity Contracts [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	0	[10],[14]	122,000	[10],[14]
Liabilities:
Risk Management Liabilities	0	[10],[14]	66,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[10],[14]	122,000	[10],[14]
Fair Value Liabilities	0	[10],[14]	66,000	[10],[14]
Southwestern Electric Power Co [Member] | Risk Management Commodity Contracts [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	2,804,000	[10],[14]	7,023,000	[10],[14]
Liabilities:
Risk Management Liabilities	3,261,000	[10],[14]	11,753,000	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	2,804,000	[10],[14]	7,023,000	[10],[14]
Fair Value Liabilities	3,261,000	[10],[14]	11,753,000	[10],[14]
Southwestern Electric Power Co [Member] | Risk Management Commodity Contracts [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	0	[10],[14]	0	[10],[14]
Liabilities:
Risk Management Liabilities	0	[10],[14]	0	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[10],[14]	0	[10],[14]
Fair Value Liabilities	0	[10],[14]	0	[10],[14]
Southwestern Electric Power Co [Member] | Risk Management Commodity Contracts [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(2,133,000)	[10],[14]	(6,421,000)	[10],[14]
Liabilities:
Risk Management Liabilities	(2,133,000)	[10],[14]	(6,479,000)	[10],[14]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(2,133,000)	[10],[14]	(6,421,000)	[10],[14]
Fair Value Liabilities	(2,133,000)	[10],[14]	(6,479,000)	[10],[14]
Southwestern Electric Power Co [Member] | Commodity Hedges [Member]
Risk Management Assets
Risk Management Assets	24,000	[10]
Liabilities:
Risk Management Liabilities	0	[10]	97,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	24,000	[10]
Fair Value Liabilities	0	[10]	97,000
Southwestern Electric Power Co [Member] | Commodity Hedges [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	0	[10]
Liabilities:
Risk Management Liabilities	0	[10]	0
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[10]
Fair Value Liabilities	0	[10]	0
Southwestern Electric Power Co [Member] | Commodity Hedges [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	41,000	[10]
Liabilities:
Risk Management Liabilities	17,000	[10]	97,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets	41,000	[10]
Fair Value Liabilities	17,000	[10]	97,000
Southwestern Electric Power Co [Member] | Commodity Hedges [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	0	[10]
Liabilities:
Risk Management Liabilities	0	[10]	0
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[10]
Fair Value Liabilities	0	[10]	0
Southwestern Electric Power Co [Member] | Commodity Hedges [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	(17,000)	[10]
Liabilities:
Risk Management Liabilities	(17,000)	[10]	0
Level 3 Quantitative Information [Abstract]
Fair Value Assets	(17,000)	[10]
Fair Value Liabilities	(17,000)	[10]	0
Southwestern Electric Power Co [Member] | Interest Rate Foreign Currency Hedges [Member]
Risk Management Assets
Risk Management Assets			3,000
Liabilities:
Risk Management Liabilities			19,143,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets			3,000
Fair Value Liabilities			19,143,000
Southwestern Electric Power Co [Member] | Interest Rate Foreign Currency Hedges [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets			0
Liabilities:
Risk Management Liabilities			0
Level 3 Quantitative Information [Abstract]
Fair Value Assets			0
Fair Value Liabilities			0
Southwestern Electric Power Co [Member] | Interest Rate Foreign Currency Hedges [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets			3,000
Liabilities:
Risk Management Liabilities			19,143,000
Level 3 Quantitative Information [Abstract]
Fair Value Assets			3,000
Fair Value Liabilities			19,143,000
Southwestern Electric Power Co [Member] | Interest Rate Foreign Currency Hedges [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets			0
Liabilities:
Risk Management Liabilities			0
Level 3 Quantitative Information [Abstract]
Fair Value Assets			0
Fair Value Liabilities			0
Southwestern Electric Power Co [Member] | Interest Rate Foreign Currency Hedges [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets			0
Liabilities:
Risk Management Liabilities			0
Level 3 Quantitative Information [Abstract]
Fair Value Assets			0
Fair Value Liabilities			0
Cash [Member]
Assets:
Other Temporary Investments	241,000,000		216,000,000
Cash [Member] | Ohio Power Co [Member]
Assets:
Cash and Cash Equivalents	65,000	[16]	48,000	[16]
Cash [Member] | Ohio Power Co [Member] | Level 1 [Member]
Assets:
Cash and Cash Equivalents	0	[16]	26,000	[16]
Cash [Member] | Ohio Power Co [Member] | Level 2 [Member]
Assets:
Cash and Cash Equivalents	26,000	[16]	0	[16]
Cash [Member] | Ohio Power Co [Member] | Level 3 [Member]
Assets:
Cash and Cash Equivalents	0	[16]	0	[16]
Cash [Member] | Ohio Power Co [Member] | Fair Value Inputs Other [Member]
Assets:
Cash and Cash Equivalents	39,000	[16]	22,000	[16]
Restricted Cash [Member]
Assets:
Other Temporary Investments	241,000,000	[1]	216,000,000	[1]
Restricted Cash [Member] | Level 1 [Member]
Assets:
Other Temporary Investments	227,000,000	[1]	191,000,000	[1]
Restricted Cash [Member] | Level 2 [Member]
Assets:
Other Temporary Investments	5,000,000	[1]	0	[1]
Restricted Cash [Member] | Level 3 [Member]
Assets:
Other Temporary Investments	0	[1]	0	[1]
Restricted Cash [Member] | Fair Value Inputs Other [Member]
Assets:
Other Temporary Investments	9,000,000	[1]	25,000,000	[1]
Fixed Income Funds [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	953,000,000		928,000,000
Fixed Income Funds [Member] | Level 1 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
Fixed Income Funds [Member] | Level 2 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	953,000,000		928,000,000
Fixed Income Funds [Member] | Level 3 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
Fixed Income Funds [Member] | Fair Value Inputs Other [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
Fixed Income Funds [Member] | Indiana Michigan Power Co [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	953,407,000		927,471,000
Fixed Income Funds [Member] | Indiana Michigan Power Co [Member] | Level 1 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
Fixed Income Funds [Member] | Indiana Michigan Power Co [Member] | Level 2 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	953,407,000		927,471,000
Fixed Income Funds [Member] | Indiana Michigan Power Co [Member] | Level 3 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
Fixed Income Funds [Member] | Indiana Michigan Power Co [Member] | Fair Value Inputs Other [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
Mutual Funds Fixed Income [Member]
Assets:
Other Temporary Investments	67,000,000		64,000,000
Mutual Funds Fixed Income [Member] | Level 1 [Member]
Assets:
Other Temporary Investments	67,000,000		64,000,000
Mutual Funds Fixed Income [Member] | Level 2 [Member]
Assets:
Other Temporary Investments	0		0
Mutual Funds Fixed Income [Member] | Level 3 [Member]
Assets:
Other Temporary Investments	0		0
Mutual Funds Fixed Income [Member] | Fair Value Inputs Other [Member]
Assets:
Other Temporary Investments	0		0
Domestic [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	736,000,000	[17]	646,000,000	[17]
Domestic [Member] | Level 1 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	736,000,000	[17]	646,000,000	[17]
Domestic [Member] | Level 2 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0	[17]	0	[17]
Domestic [Member] | Level 3 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0	[17]	0	[17]
Domestic [Member] | Fair Value Inputs Other [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0	[17]	0	[17]
Domestic [Member] | Indiana Michigan Power Co [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	735,582,000	[17]	646,032,000	[17]
Domestic [Member] | Indiana Michigan Power Co [Member] | Level 1 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	735,582,000	[17]	646,032,000	[17]
Domestic [Member] | Indiana Michigan Power Co [Member] | Level 2 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0	[17]	0	[17]
Domestic [Member] | Indiana Michigan Power Co [Member] | Level 3 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0	[17]	0	[17]
Domestic [Member] | Indiana Michigan Power Co [Member] | Fair Value Inputs Other [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0	[17]	0	[17]
Mutual Funds Equity [Member]
Assets:
Other Temporary Investments	16,000,000	[17]	14,000,000	[17]
Mutual Funds Equity [Member] | Level 1 [Member]
Assets:
Other Temporary Investments	16,000,000	[17]	14,000,000	[17]
Mutual Funds Equity [Member] | Level 2 [Member]
Assets:
Other Temporary Investments	0	[17]	0	[17]
Mutual Funds Equity [Member] | Level 3 [Member]
Assets:
Other Temporary Investments	0	[17]	0	[17]
Mutual Funds Equity [Member] | Fair Value Inputs Other [Member]
Assets:
Other Temporary Investments	0	[17]	0	[17]
Cash and Cash Equivalents [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	17,000,000	[18]	18,000,000	[18]
Cash and Cash Equivalents [Member] | Level 1 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	7,000,000	[18]	0	[18]
Cash and Cash Equivalents [Member] | Level 2 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0	[18]	5,000,000	[18]
Cash and Cash Equivalents [Member] | Level 3 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0	[18]	0	[18]
Cash and Cash Equivalents [Member] | Fair Value Inputs Other [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	10,000,000	[18]	13,000,000	[18]
Cash and Cash Equivalents [Member] | Indiana Michigan Power Co [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	16,783,000	[18]	18,229,000	[18]
Cash and Cash Equivalents [Member] | Indiana Michigan Power Co [Member] | Level 1 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	6,508,000	[18]	0	[18]
Cash and Cash Equivalents [Member] | Indiana Michigan Power Co [Member] | Level 2 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0	[18]	5,431,000	[18]
Cash and Cash Equivalents [Member] | Indiana Michigan Power Co [Member] | Level 3 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0	[18]	0	[18]
Cash and Cash Equivalents [Member] | Indiana Michigan Power Co [Member] | Fair Value Inputs Other [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	10,275,000	[18]	12,798,000	[18]
US Government Agencies Debt Securities [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	648,000,000		544,000,000
US Government Agencies Debt Securities [Member] | Level 1 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
US Government Agencies Debt Securities [Member] | Level 2 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	648,000,000		544,000,000
US Government Agencies Debt Securities [Member] | Level 3 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
US Government Agencies Debt Securities [Member] | Fair Value Inputs Other [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
US Government Agencies Debt Securities [Member] | Indiana Michigan Power Co [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	647,918,000		543,506,000
US Government Agencies Debt Securities [Member] | Indiana Michigan Power Co [Member] | Level 1 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
US Government Agencies Debt Securities [Member] | Indiana Michigan Power Co [Member] | Level 2 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	647,918,000		543,506,000
US Government Agencies Debt Securities [Member] | Indiana Michigan Power Co [Member] | Level 3 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
US Government Agencies Debt Securities [Member] | Indiana Michigan Power Co [Member] | Fair Value Inputs Other [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
Corporate Debt Securities [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	35,000,000		54,000,000
Corporate Debt Securities [Member] | Level 1 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
Corporate Debt Securities [Member] | Level 2 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	35,000,000		54,000,000
Corporate Debt Securities [Member] | Level 3 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
Corporate Debt Securities [Member] | Fair Value Inputs Other [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
Corporate Debt Securities [Member] | Indiana Michigan Power Co [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	35,399,000		53,979,000
Corporate Debt Securities [Member] | Indiana Michigan Power Co [Member] | Level 1 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
Corporate Debt Securities [Member] | Indiana Michigan Power Co [Member] | Level 2 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	35,399,000		53,979,000
Corporate Debt Securities [Member] | Indiana Michigan Power Co [Member] | Level 3 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
Corporate Debt Securities [Member] | Indiana Michigan Power Co [Member] | Fair Value Inputs Other [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
State and Local Jurisdiction [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	270,000,000		330,000,000
State and Local Jurisdiction [Member] | Level 1 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
State and Local Jurisdiction [Member] | Level 2 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	270,000,000		330,000,000
State and Local Jurisdiction [Member] | Level 3 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
State and Local Jurisdiction [Member] | Fair Value Inputs Other [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
State and Local Jurisdiction [Member] | Indiana Michigan Power Co [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	270,090,000		329,986,000
State and Local Jurisdiction [Member] | Indiana Michigan Power Co [Member] | Level 1 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
State and Local Jurisdiction [Member] | Indiana Michigan Power Co [Member] | Level 2 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	270,090,000		329,986,000
State and Local Jurisdiction [Member] | Indiana Michigan Power Co [Member] | Level 3 [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
State and Local Jurisdiction [Member] | Indiana Michigan Power Co [Member] | Fair Value Inputs Other [Member]
Spent Nuclear Fuel and Decommissioning Trusts
Spent Nuclear Fuel and Decommissioning Trusts	0		0
Dedesignated Risk Management Contracts [Member]
Risk Management Assets
Risk Management Assets	14,000,000	[19]	28,000,000	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	14,000,000	[19]	28,000,000	[19]
Dedesignated Risk Management Contracts [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets	0	[19]	0	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[19]	0	[19]
Dedesignated Risk Management Contracts [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets	0	[19]	0	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[19]	0	[19]
Dedesignated Risk Management Contracts [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets	0	[19]	0	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	0	[19]	0	[19]
Dedesignated Risk Management Contracts [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets	14,000,000	[19]	28,000,000	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets	14,000,000	[19]	28,000,000	[19]
Dedesignated Risk Management Contracts [Member] | Appalachian Power Co [Member]
Risk Management Assets
Risk Management Assets			1,533,000	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets			1,533,000	[19]
Dedesignated Risk Management Contracts [Member] | Appalachian Power Co [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets			0	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets			0	[19]
Dedesignated Risk Management Contracts [Member] | Appalachian Power Co [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets			0	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets			0	[19]
Dedesignated Risk Management Contracts [Member] | Appalachian Power Co [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets			0	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets			0	[19]
Dedesignated Risk Management Contracts [Member] | Appalachian Power Co [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets			1,533,000	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets			1,533,000	[19]
Dedesignated Risk Management Contracts [Member] | Indiana Michigan Power Co [Member]
Risk Management Assets
Risk Management Assets			983,000	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets			983,000	[19]
Dedesignated Risk Management Contracts [Member] | Indiana Michigan Power Co [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets			0	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets			0	[19]
Dedesignated Risk Management Contracts [Member] | Indiana Michigan Power Co [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets			0	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets			0	[19]
Dedesignated Risk Management Contracts [Member] | Indiana Michigan Power Co [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets			0	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets			0	[19]
Dedesignated Risk Management Contracts [Member] | Indiana Michigan Power Co [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets			983,000	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets			983,000	[19]
Dedesignated Risk Management Contracts [Member] | Ohio Power Co [Member]
Risk Management Assets
Risk Management Assets			2,076,000	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets			2,076,000	[19]
Dedesignated Risk Management Contracts [Member] | Ohio Power Co [Member] | Level 1 [Member]
Risk Management Assets
Risk Management Assets			0	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets			0	[19]
Dedesignated Risk Management Contracts [Member] | Ohio Power Co [Member] | Level 2 [Member]
Risk Management Assets
Risk Management Assets			0	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets			0	[19]
Dedesignated Risk Management Contracts [Member] | Ohio Power Co [Member] | Level 3 [Member]
Risk Management Assets
Risk Management Assets			0	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets			0	[19]
Dedesignated Risk Management Contracts [Member] | Ohio Power Co [Member] | Fair Value Inputs Other [Member]
Risk Management Assets
Risk Management Assets			2,076,000	[19]
Level 3 Quantitative Information [Abstract]
Fair Value Assets			$ 2,076,000	[19]

[1]	Amounts in "Other" column primarily represent cash deposits in bank accounts with financial institutions or with third parties. Level 1 and Level 2 amounts primarily represent investments in money market funds.
[2]	Included in revenues on the statements of income.
[3]	Represents the change in fair value between the beginning of the reporting period and the settlement of the risk management commodity contract.
[4]	Represents the settlement of risk management commodity contracts for the reporting period.
[5]	Represents existing assets or liabilities that were previously categorized as Level 2.
[6]	Transfers are recognized based on their value at the beginning of the reporting period that the transfer occurred.
[7]	Represents existing assets or liabilities that were previously categorized as Level 3.
[8]	Relates to the net gains (losses) of those contracts that are not reflected on the statements of income. These net gains (losses) are recorded as regulatory liabilities/assets.
[9]	(b) Represents average price of credit default swaps used to calculate counterparty credit risk, reported in basis points.
[10]	Amounts in "Other" column primarily represent counterparty netting of risk management and hedging contracts and associated cash collateral under the accounting guidance for "Derivatives and Hedging."
[11]	The December 31, 2012 maturity of the net fair value of risk management contracts prior to cash collateral, assets/(liabilities), is as follows: Level 1 matures $9 million in 2013, $(3) million in periods 2014-2016 and ($4) million in periods 2017-2018; Level 2 matures $16 million in 2013, $61 million in periods 2014-2016, $16 million in periods 2017-2018 and $7 million in periods 2019-2030; Level 3 matures $18 million in 2013, $31 million in periods 2014-2016, $13 million in periods 2017-2018 and $24 million in periods 2019-2030. Risk management commodity contracts are substantially comprised of power contracts.
[12]	The December 31, 2011 maturity of the net fair value of risk management contracts prior to cash collateral, assets/(liabilities), is as follows: Level 1 matures $3 million in 2012, $7 million in periods 2013-2015 and ($6) million in periods 2016-2018; Level 2 matures $21 million in 2012, $50 million in periods 2013-2015, $11 million in periods 2016-2017 and $8 million in periods 2018-2030; Level 3 matures ($19) million in 2012, $44 million in periods 2013-2015, $18 million in periods 2016-2017 and $26 million in periods 2018-2030. Risk management commodity contracts are substantially comprised of power contracts.
[13]	(a) Represents market prices in dollars per MWh.
[14]	Substantially comprised of power contracts for APCo, I&M and OPCo and coal contracts for PSO and SWEPCo.
[15]	Represents market prices in dollars per MWh.
[16]	Amounts in “Other” column primarily represent cash deposits with third parties. Level 1 and Level 2 amounts primarily represent investments in money market funds.
[17]	Amounts represent publicly traded equity securities and equity-based mutual funds.
[18]	Amounts in "Other" column primarily represent accrued interest receivables from financial institutions. Level 2 amounts primarily represent investments in money market funds.
[19]	Represents contracts that were originally MTM but were subsequently elected as normal under the accounting guidance for "Derivatives and Hedging." At the time of the normal election, the MTM value was frozen and no longer fair valued. This MTM value will be amortized into revenues over the remaining life of the contracts.

Income Taxes (Details) (USD $)	3 Months Ended												12 Months Ended
	Dec. 31, 2012		Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011	Mar. 31, 2011		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Federal:
Current													$ (52,000,000)	$ 20,000,000	$ (134,000,000)
Deferred													698,000,000	786,000,000	760,000,000
Total Federal													646,000,000	806,000,000	626,000,000
State and Local:
Current													35,000,000	37,000,000	(20,000,000)
Deferred													(77,000,000)	(25,000,000)	38,000,000
Total State and Local													(42,000,000)	12,000,000	18,000,000
International:
Current													0	0	(1,000,000)
Deferred													0	0	0
Total International													0	0	(1,000,000)
Income Tax Expense:
Deferred													636,000,000	794,000,000	809,000,000
Reconciliation of Federal Income Taxes and Amount of Income Tax Reported
Net Income	21,000,000	[1],[2]	488,000,000	363,000,000	390,000,000	311,000,000	[3],[4]	930,000,000	[3],[5]	353,000,000	355,000,000		1,262,000,000	1,949,000,000	1,218,000,000
Extraordinary Item, Net of Tax of $(112) million in 2011						(100,000,000)	[3]	(273,000,000)	[3]	0	0		0	(373,000,000)	0
Income Before Extraordinary Item						211,000,000	[3],[4]	657,000,000	[3],[5]	353,000,000	355,000,000		1,262,000,000	1,576,000,000	1,218,000,000
Income Tax Expense													604,000,000	818,000,000	643,000,000
Pretax Income													1,866,000,000	2,394,000,000	1,861,000,000
Income Taxes on Pretax Income at Statutory Rate (35%)													653,000,000	838,000,000	651,000,000
Reconciliation of Federal Statutory Rate and Amount of Taxes Reported
Depreciation													39,000,000	41,000,000	47,000,000
Investment Tax Credits, Net													(14,000,000)	(15,000,000)	(16,000,000)
Energy Production Credits													0	(18,000,000)	(20,000,000)
State and Local Income Taxes, Net													(33,000,000)	(22,000,000)	11,000,000
Removal Costs													(18,000,000)	(20,000,000)	(19,000,000)
AFUDC													(39,000,000)	(42,000,000)	(33,000,000)
Medicare Subsidy													3,000,000	1,000,000	12,000,000
Valuation Allowance													6,000,000	86,000,000	0
Tax Reserve Adjustments													17,000,000	2,000,000	(16,000,000)
Other													(10,000,000)	(33,000,000)	26,000,000
Income Tax Expense													604,000,000	818,000,000	643,000,000
Effective Income Tax Rate													32.40%	34.20%	34.60%
Net Deferred Tax Liability and Significant Temporary Differences
Deferred Tax Assets	2,900,000,000					2,855,000,000							2,900,000,000	2,855,000,000
Deferred Tax Liabilities	(12,098,000,000)					(11,185,000,000)							(12,098,000,000)	(11,185,000,000)
Property Related Temporary Differences	(6,752,000,000)					(5,963,000,000)							(6,752,000,000)	(5,963,000,000)
Amounts Due from Customers for Future Federal Income Taxes	(289,000,000)					(259,000,000)							(289,000,000)	(259,000,000)
Deferred State Income Taxes	(683,000,000)					(668,000,000)							(683,000,000)	(668,000,000)
Securitized Transition Assets	(780,000,000)					(621,000,000)							(780,000,000)	(621,000,000)
Regulatory Assets	(781,000,000)					(1,208,000,000)							(781,000,000)	(1,208,000,000)
Postretirement Benefits	266,000,000					424,000,000							266,000,000	424,000,000
Accrued Pensions	104,000,000					149,000,000							104,000,000	149,000,000
Deferred Income Taxes on Other Comprehensive Loss	184,000,000					254,000,000							184,000,000	254,000,000
Accrued Nuclear Decommissioning	(475,000,000)					(436,000,000)							(475,000,000)	(436,000,000)
Net Operating Loss Carryforward	194,000,000					125,000,000							194,000,000	125,000,000
Tax Credit Carryforward	104,000,000					182,000,000							104,000,000	182,000,000
Valuation Allowance	(92,000,000)					(86,000,000)							(92,000,000)	(86,000,000)
All Other, Net	(198,000,000)					(223,000,000)							(198,000,000)	(223,000,000)
Net Deferred Tax Liabilities	(9,198,000,000)					(8,330,000,000)							(9,198,000,000)	(8,330,000,000)
Tax Credit Carryforward
Federal Tax Credit Carryforwards	104,000,000												104,000,000
State Tax Credit Carryforwards	82,000,000												82,000,000
Federal Tax Credits that May Expire	70,000,000												70,000,000
State Tax Credits that May Expire	29,000,000												29,000,000
Summary of Amounts Reported for Interest Expense, Interest Income and Reversal of Prior Period Interest Expense
Interest Expense													11,000,000	8,000,000	8,000,000
Interest Income													0	22,000,000	11,000,000
Reversal of Prior Period Interest Expense													1,000,000	13,000,000	5,000,000
Amounts Accrued for Receipt of Interest and Payment of Interest and Penalties
Accrual for Receipt of Interest	0					13,000,000							0	13,000,000
Accrual for Payment of Interest and Penalties	7,000,000					6,000,000							7,000,000	6,000,000
Reconciliation of the Beginning and Ending Amount of Unrecognized Tax Benefits
Balance at January 1,					168,000,000						219,000,000		168,000,000	219,000,000	237,000,000
Increase - Tax Positions Taken During a Prior Period													23,000,000	51,000,000	40,000,000
Decrease - Tax Positions Taken During a Prior Period													(16,000,000)	(43,000,000)	(43,000,000)
Increase - Tax Positions Taken During the Current Year													121,000,000	10,000,000	0
Decrease - Tax Positions Taken During the Current Year													0	0	(6,000,000)
Decrease - Settlements with Taxing Authorities													(25,000,000)	(31,000,000)	(2,000,000)
Decrease - Lapse of the Applicable Statute of Limitations													(4,000,000)	(38,000,000)	(7,000,000)
Balance at December 31,	267,000,000					168,000,000							267,000,000	168,000,000	219,000,000	237,000,000
Income Taxes (Textuals) [Abstract]
Extraordinary Item, Tax Effect														(112,000,000)
Statutory Tax Rate on Pretax Income													35.00%	35.00%	35.00%
Federal Net Income Tax Operating Loss													366,000,000	226,000,000
Expiration of Federal General Business Tax Credits													2028 through 2031
Expiration of State Coal Tax Credits													2013 through 2021
Tax Credit Carryforward, Valuation Allowance	36,000,000												36,000,000
Tax Credit Carryforward, Deferred Tax Asset	56,000,000												56,000,000
Unrecognized Tax Benefits, if Recognized - Amount	149,000,000					111,000,000							149,000,000	111,000,000	112,000,000
Period with No Change in Unrecognized Tax Benefits													12
Bonus Depreciation Enacted in the Economic Stimulus Act of 2008																50.00%
Cash Flow Benefit Provided by American Recovery Act															419,000,000
Decrease in Deferred Tax Assets															56,000,000
Net Regulatory Tax Assets Recorded															35,000,000
Decrease in Net Income															21,000,000
Increased Bonus Depreciation															100.00%
Cash Flow Benefit Small Business Jobs Act															318,000,000
Indiana Corporate Income Tax Rate														8.50%
Reduced Indiana Corporate Income Tax Rate														6.50%
Reduction In Indiana Corporate Tax Rate														0.50%
Traditional Corporate Net Income Tax														6.00%
Original WV Corporate Income Tax Rate													7.75%
Reduced WV Corporate Income Tax													7.00%
Appalachian Power Co [Member]
Income Tax Expense:
Current													28,307,000	(15,136,000)	(66,216,000)
Deferred													138,460,000	107,565,000	144,413,000
Deferred Investment Tax Credits													(1,240,000)	(2,569,000)	(3,967,000)
Reconciliation of Federal Income Taxes and Amount of Income Tax Reported
Net Income	56,669,000		63,191,000	62,332,000	75,311,000	39,347,000	[6]	52,804,000		31,627,000	38,980,000	[7]	257,503,000	162,758,000	136,668,000
Income Tax Expense													165,527,000	89,860,000	74,230,000
Pretax Income													423,030,000	252,618,000	210,898,000
Income Taxes on Pretax Income at Statutory Rate (35%)													148,061,000	88,416,000	73,814,000
Reconciliation of Federal Statutory Rate and Amount of Taxes Reported
Depreciation													20,424,000	17,923,000	18,134,000
Investment Tax Credits, Net													(1,240,000)	(2,569,000)	(3,967,000)
State and Local Income Taxes, Net													3,175,000	(35,532,000)	(7,189,000)
Removal Costs													(6,641,000)	(4,447,000)	(6,709,000)
AFUDC													(1,145,000)	(5,314,000)	(1,860,000)
Medicare Subsidy													382,000	4,908,000	(1,159,000)
Valuation Allowance													5,674,000	30,541,000	0
Other													(3,163,000)	(4,066,000)	3,166,000
Income Tax Expense													165,527,000	89,860,000	74,230,000
Effective Income Tax Rate													39.10%	35.60%	35.20%
Net Deferred Tax Liability and Significant Temporary Differences
Deferred Tax Assets	526,665,000					591,379,000							526,665,000	591,379,000
Deferred Tax Liabilities	(2,467,063,000)					(2,341,814,000)							(2,467,063,000)	(2,341,814,000)
Property Related Temporary Differences	(1,416,426,000)					(1,303,698,000)							(1,416,426,000)	(1,303,698,000)
Amounts Due from Customers for Future Federal Income Taxes	(100,520,000)					(95,960,000)							(100,520,000)	(95,960,000)
Deferred State Income Taxes	(230,490,000)					(235,296,000)							(230,490,000)	(235,296,000)
Regulatory Assets	(161,274,000)					(194,161,000)							(161,274,000)	(194,161,000)
Postretirement Benefits	45,044,000					61,109,000							45,044,000	61,109,000
Accrued Pensions	41,643,000					45,782,000							41,643,000	45,782,000
Deferred Income Taxes on Other Comprehensive Loss	16,099,000					31,523,000							16,099,000	31,523,000
Deferred Fuel and Purchased Power	(115,900,000)					(131,137,000)							(115,900,000)	(131,137,000)
Net Operating Loss Carryforward	69,580,000					88,721,000							69,580,000	88,721,000
Tax Credit Carryforward	13,199,000					37,850,000							13,199,000	37,850,000
Valuation Allowance	(36,215,000)					(30,541,000)							(36,215,000)	(30,541,000)
All Other, Net	(65,138,000)					(24,627,000)							(65,138,000)	(24,627,000)
Net Deferred Tax Liabilities	(1,940,398,000)					(1,750,435,000)							(1,940,398,000)	(1,750,435,000)
Tax Credit Carryforward
Federal Tax Credit Carryforwards	12,692,000												12,692,000
State Tax Credit Carryforwards	65,653,000												65,653,000
Federal Tax Credits that May Expire	4,476,000												4,476,000
State Tax Credits that May Expire	29,297,000												29,297,000
Summary of Amounts Reported for Interest Expense, Interest Income and Reversal of Prior Period Interest Expense
Interest Expense													62,000	737,000	2,330,000
Interest Income													0	3,229,000	0
Reversal of Prior Period Interest Expense													183,000	2,416,000	1,146,000
Amounts Accrued for Receipt of Interest and Payment of Interest and Penalties
Accrual for Receipt of Interest	0					70,000							0	70,000
Accrual for Payment of Interest and Penalties	271,000					120,000							271,000	120,000
Reconciliation of the Beginning and Ending Amount of Unrecognized Tax Benefits
Balance at January 1,					7,311,000						13,267,000		7,311,000	13,267,000	17,292,000
Increase - Tax Positions Taken During a Prior Period													0	5,990,000	4,177,000
Decrease - Tax Positions Taken During a Prior Period													(384,000)	(2,100,000)	(6,376,000)
Increase - Tax Positions Taken During the Current Year													0	0	0
Decrease - Tax Positions Taken During the Current Year													0	0	(1,015,000)
Decrease - Settlements with Taxing Authorities													(1,674,000)	(2,587,000)	(811,000)
Decrease - Lapse of the Applicable Statute of Limitations													0	(7,259,000)	0
Balance at December 31,	5,253,000					7,311,000							5,253,000	7,311,000	13,267,000	17,292,000
Income Taxes (Textuals) [Abstract]
Statutory Tax Rate on Pretax Income													35.00%	35.00%	35.00%
Federal Net Income Tax Operating Loss														313,000,000
Tax Credit Carryforward, Valuation Allowance	36,200,000												36,200,000
Unrecognized Tax Benefits, if Recognized - Amount	0					806,000							0	806,000	1,109,000
Period with No Change in Unrecognized Tax Benefits													12
Bonus Depreciation Enacted in the Economic Stimulus Act of 2008																50.00%
Cash Flow Benefit Provided by American Recovery Act															170,466,000
Decrease in Deferred Tax Assets															9,397,000
Net Regulatory Tax Assets Recorded															8,831,000
Decrease in Net Income															566,000
Increased Bonus Depreciation															100.00%
Cash Flow Benefit Small Business Jobs Act															43,379,000
Indiana Corporate Income Tax Rate														8.50%
Reduced Indiana Corporate Income Tax Rate														6.50%
Reduction In Indiana Corporate Tax Rate														0.50%
Traditional Corporate Net Income Tax														6.00%
Original WV Corporate Income Tax Rate													7.75%
Reduced WV Corporate Income Tax													7.00%
Indiana Michigan Power Co [Member]
Income Tax Expense:
Current													(9,221,000)	(86,471,000)	1,795,000
Deferred													53,067,000	141,015,000	63,947,000
Deferred Investment Tax Credits													(4,502,000)	(2,783,000)	(2,316,000)
Reconciliation of Federal Income Taxes and Amount of Income Tax Reported
Net Income	10,172,000		39,254,000	29,810,000	39,221,000	21,159,000		51,702,000		31,386,000	45,427,000		118,457,000	149,674,000	126,091,000
Income Tax Expense													39,344,000	51,760,000	63,426,000
Pretax Income													157,801,000	201,434,000	189,517,000
Income Taxes on Pretax Income at Statutory Rate (35%)													55,230,000	70,502,000	66,331,000
Reconciliation of Federal Statutory Rate and Amount of Taxes Reported
Depreciation													8,659,000	7,895,000	11,419,000
Investment Tax Credits, Net													(4,502,000)	(2,783,000)	(2,316,000)
State and Local Income Taxes, Net													(1,559,000)	(1,376,000)	3,966,000
Removal Costs													(5,490,000)	(5,566,000)	(3,663,000)
AFUDC													(7,218,000)	(9,223,000)	(9,032,000)
Nuclear Fuel Disposal Costs													225,000	(1,400,000)	(1,655,000)
Other													(6,001,000)	(6,289,000)	(1,624,000)
Income Tax Expense													39,344,000	51,760,000	63,426,000
Effective Income Tax Rate													24.90%	25.70%	33.50%
Net Deferred Tax Liability and Significant Temporary Differences
Deferred Tax Assets	831,724,000					773,679,000							831,724,000	773,679,000
Deferred Tax Liabilities	(1,842,791,000)					(1,700,182,000)							(1,842,791,000)	(1,700,182,000)
Property Related Temporary Differences	(351,682,000)					(305,400,000)							(351,682,000)	(305,400,000)
Amounts Due from Customers for Future Federal Income Taxes	(37,633,000)					(28,551,000)							(37,633,000)	(28,551,000)
Deferred State Income Taxes	(112,388,000)					(107,497,000)							(112,388,000)	(107,497,000)
Regulatory Assets	(88,696,000)					(116,474,000)							(88,696,000)	(116,474,000)
Postretirement Benefits	27,323,000					51,037,000							27,323,000	51,037,000
Accrued Pensions	24,746,000					27,819,000							24,746,000	27,819,000
Deferred Income Taxes on Other Comprehensive Loss	15,553,000					15,196,000							15,553,000	15,196,000
Accrued Nuclear Decommissioning	(475,223,000)					(435,916,000)							(475,223,000)	(435,916,000)
Net Operating Loss Carryforward	31,233,000					12,986,000							31,233,000	12,986,000
All Other, Net	(44,300,000)					(39,703,000)							(44,300,000)	(39,703,000)
Net Deferred Tax Liabilities	(1,011,067,000)					(926,503,000)							(1,011,067,000)	(926,503,000)
Tax Credit Carryforward
Federal Tax Credit Carryforwards	2,487,000												2,487,000
State Tax Credit Carryforwards	0												0
Federal Tax Credits that May Expire	2,487,000												2,487,000
State Tax Credits that May Expire	0												0
Summary of Amounts Reported for Interest Expense, Interest Income and Reversal of Prior Period Interest Expense
Interest Expense													1,355,000	0	0
Interest Income													0	2,681,000	209,000
Reversal of Prior Period Interest Expense													0	638,000	159,000
Amounts Accrued for Receipt of Interest and Payment of Interest and Penalties
Accrual for Receipt of Interest	0					759,000							0	759,000
Accrual for Payment of Interest and Penalties	1,337,000					145,000							1,337,000	145,000
Reconciliation of the Beginning and Ending Amount of Unrecognized Tax Benefits
Balance at January 1,					14,071,000						17,871,000		14,071,000	17,871,000	20,007,000
Increase - Tax Positions Taken During a Prior Period													2,266,000	9,256,000	4,964,000
Decrease - Tax Positions Taken During a Prior Period													(1,252,000)	(8,622,000)	(5,287,000)
Increase - Tax Positions Taken During the Current Year													0	0	0
Decrease - Tax Positions Taken During the Current Year													0	0	(1,487,000)
Decrease - Settlements with Taxing Authorities													0	(1,424,000)	(236,000)
Decrease - Lapse of the Applicable Statute of Limitations													0	(3,010,000)	(90,000)
Balance at December 31,	15,085,000					14,071,000							15,085,000	14,071,000	17,871,000	20,007,000
Income Taxes (Textuals) [Abstract]
Statutory Tax Rate on Pretax Income													35.00%	35.00%	35.00%
Federal Net Income Tax Operating Loss														123,000,000
Unrecognized Tax Benefits, if Recognized - Amount	1,220,000					654,000							1,220,000	654,000	1,664,000
Period with No Change in Unrecognized Tax Benefits													12
Bonus Depreciation Enacted in the Economic Stimulus Act of 2008																50.00%
Cash Flow Benefit Provided by American Recovery Act															78,456,000
Decrease in Deferred Tax Assets															7,212,000
Net Regulatory Tax Assets Recorded															6,528,000
Decrease in Net Income															684,000
Increased Bonus Depreciation															100.00%
Cash Flow Benefit Small Business Jobs Act															49,740,000
Indiana Corporate Income Tax Rate														8.50%
Reduced Indiana Corporate Income Tax Rate														6.50%
Reduction In Indiana Corporate Tax Rate														0.50%
Traditional Corporate Net Income Tax														6.00%
Original WV Corporate Income Tax Rate													7.75%
Reduced WV Corporate Income Tax													7.00%
Ohio Power Co [Member]
Income Tax Expense:
Current													100,447,000	96,893,000	11,403,000
Deferred													45,685,000	119,184,000	292,831,000
Deferred Investment Tax Credits													(1,849,000)	(2,380,000)	(2,928,000)
Reconciliation of Federal Income Taxes and Amount of Income Tax Reported
Net Income	(60,229,000)	[8]	151,510,000	101,423,000	150,830,000	28,490,000	[9]	128,339,000	[10]	142,194,000	165,970,000		343,534,000	464,993,000	541,616,000
Income Tax Expense													144,283,000	213,697,000	301,306,000
Pretax Income													487,817,000	678,690,000	842,922,000
Income Taxes on Pretax Income at Statutory Rate (35%)													170,736,000	237,542,000	295,023,000
Reconciliation of Federal Statutory Rate and Amount of Taxes Reported
Depreciation													5,239,000	6,368,000	11,443,000
Investment Tax Credits, Net													(1,849,000)	(2,380,000)	(2,928,000)
State and Local Income Taxes, Net													(18,291,000)	(3,222,000)	906,000
Parent Company Loss Benefit													(11,915,000)	(7,117,000)	(9,583,000)
Other													363,000	(17,494,000)	6,445,000
Income Tax Expense													144,283,000	213,697,000	301,306,000
Effective Income Tax Rate													29.60%	31.50%	35.70%
Net Deferred Tax Liability and Significant Temporary Differences
Deferred Tax Assets	505,003,000					574,007,000							505,003,000	574,007,000
Deferred Tax Liabilities	(2,851,068,000)					(2,834,046,000)							(2,851,068,000)	(2,834,046,000)
Property Related Temporary Differences	(2,061,841,000)					(1,966,581,000)							(2,061,841,000)	(1,966,581,000)
Amounts Due from Customers for Future Federal Income Taxes	(59,291,000)					(59,699,000)							(59,291,000)	(59,699,000)
Deferred State Income Taxes	(90,001,000)					(98,093,000)							(90,001,000)	(98,093,000)
Regulatory Assets	(190,273,000)					(205,925,000)							(190,273,000)	(205,925,000)
Postretirement Benefits	50,421,000					74,447,000							50,421,000	74,447,000
Impairment Loss	100,459,000					0							100,459,000	0
Accrued Pensions	(43,928,000)					(30,853,000)							(43,928,000)	(30,853,000)
Deferred Income Taxes on Other Comprehensive Loss	89,236,000					106,466,000							89,236,000	106,466,000
Deferred Fuel and Purchased Power	(199,997,000)					(194,509,000)							(199,997,000)	(194,509,000)
All Other, Net	59,150,000					114,708,000							59,150,000	114,708,000
Net Deferred Tax Liabilities	(2,346,065,000)					(2,260,039,000)							(2,346,065,000)	(2,260,039,000)
Tax Credit Carryforward
Federal Tax Credit Carryforwards	21,321,000												21,321,000
State Tax Credit Carryforwards	0												0
Federal Tax Credits that May Expire	1,548,000												1,548,000
State Tax Credits that May Expire	0												0
Summary of Amounts Reported for Interest Expense, Interest Income and Reversal of Prior Period Interest Expense
Interest Expense													266,000	1,213,000	3,948,000
Interest Income													0	5,173,000	0
Reversal of Prior Period Interest Expense													504,000	4,019,000	1,653,000
Amounts Accrued for Receipt of Interest and Payment of Interest and Penalties
Accrual for Receipt of Interest	0					869,000							0	869,000
Accrual for Payment of Interest and Penalties	451,000					1,513,000							451,000	1,513,000
Reconciliation of the Beginning and Ending Amount of Unrecognized Tax Benefits
Balance at January 1,					43,565,000						68,655,000		43,565,000	68,655,000	65,551,000
Increase - Tax Positions Taken During a Prior Period													1,360,000	11,330,000	19,214,000
Decrease - Tax Positions Taken During a Prior Period													(13,582,000)	(20,299,000)	(8,837,000)
Increase - Tax Positions Taken During the Current Year													0	0	0
Decrease - Tax Positions Taken During the Current Year													0	0	(1,749,000)
Decrease - Settlements with Taxing Authorities													(20,291,000)	(6,935,000)	(70,000)
Decrease - Lapse of the Applicable Statute of Limitations													0	(9,186,000)	(5,454,000)
Balance at December 31,	11,052,000					43,565,000							11,052,000	43,565,000	68,655,000	65,551,000
Income Taxes (Textuals) [Abstract]
Statutory Tax Rate on Pretax Income													35.00%	35.00%	35.00%
Unrecognized Tax Benefits, if Recognized - Amount	674,000					21,177,000							674,000	21,177,000	28,749,000
Period with No Change in Unrecognized Tax Benefits													12
Bonus Depreciation Enacted in the Economic Stimulus Act of 2008																50.00%
Cash Flow Benefit Provided by American Recovery Act															141,111,000
Decrease in Deferred Tax Assets															12,771,000
Net Regulatory Tax Assets Recorded															6,990,000
Decrease in Net Income															5,781,000
Increased Bonus Depreciation															100.00%
Cash Flow Benefit Small Business Jobs Act															124,637,000
Indiana Corporate Income Tax Rate														8.50%
Reduced Indiana Corporate Income Tax Rate														6.50%
Reduction In Indiana Corporate Tax Rate														0.50%
Traditional Corporate Net Income Tax														6.00%
Original WV Corporate Income Tax Rate													7.75%
Reduced WV Corporate Income Tax													7.00%
Public Service Co of Oklahoma [Member]
Income Tax Expense:
Current													18,634,000	6,904,000	(46,528,000)
Deferred													48,916,000	61,581,000	92,695,000
Deferred Investment Tax Credits													(856,000)	(856,000)	3,933,000
Reconciliation of Federal Income Taxes and Amount of Income Tax Reported
Net Income	8,179,000		58,103,000	35,211,000	12,648,000	20,330,000		57,349,000		31,560,000	15,389,000		114,141,000	124,628,000	72,787,000
Income Tax Expense													66,694,000	67,629,000	50,100,000
Pretax Income													180,835,000	192,257,000	122,887,000
Income Taxes on Pretax Income at Statutory Rate (35%)													63,292,000	67,290,000	43,010,000
Reconciliation of Federal Statutory Rate and Amount of Taxes Reported
Depreciation													(10,000)	(165,000)	(166,000)
Investment Tax Credits, Net													(781,000)	(781,000)	(781,000)
State and Local Income Taxes, Net													6,953,000	4,744,000	10,307,000
Other													(2,760,000)	(3,459,000)	(2,270,000)
Income Tax Expense													66,694,000	67,629,000	50,100,000
Effective Income Tax Rate													36.90%	35.20%	40.80%
Net Deferred Tax Liability and Significant Temporary Differences
Deferred Tax Assets	101,561,000					121,181,000							101,561,000	121,181,000
Deferred Tax Liabilities	(835,054,000)					(840,631,000)							(835,054,000)	(840,631,000)
Property Related Temporary Differences	(640,859,000)					(626,456,000)							(640,859,000)	(626,456,000)
Amounts Due from Customers for Future Federal Income Taxes	(1,325,000)					(1,023,000)							(1,325,000)	(1,023,000)
Deferred State Income Taxes	(95,378,000)					(89,605,000)							(95,378,000)	(89,605,000)
Regulatory Assets	(57,367,000)					(77,016,000)							(57,367,000)	(77,016,000)
Postretirement Benefits	13,541,000					25,607,000							13,541,000	25,607,000
Accrued Pensions	7,570,000					12,978,000							7,570,000	12,978,000
Deferred Income Taxes on Other Comprehensive Loss	(3,489,000)					(3,849,000)							(3,489,000)	(3,849,000)
Deferred Federal Income Taxes on Deferred State Income Taxes	39,050,000					36,018,000							39,050,000	36,018,000
Net Operating Loss Carryforward	3,892,000					5,247,000							3,892,000	5,247,000
Tax Credit Carryforward	401,000					6,872,000							401,000	6,872,000
All Other, Net	471,000					(8,223,000)							471,000	(8,223,000)
Net Deferred Tax Liabilities	(733,493,000)					(719,450,000)							(733,493,000)	(719,450,000)
Tax Credit Carryforward
Federal Tax Credit Carryforwards	401,000												401,000
State Tax Credit Carryforwards	16,194,000												16,194,000
Federal Tax Credits that May Expire	381,000												381,000
State Tax Credits that May Expire	0												0
Summary of Amounts Reported for Interest Expense, Interest Income and Reversal of Prior Period Interest Expense
Interest Expense													259,000	239,000	455,000
Interest Income													0	344,000	0
Reversal of Prior Period Interest Expense													294,000	3,123,000	871,000
Amounts Accrued for Receipt of Interest and Payment of Interest and Penalties
Accrual for Receipt of Interest	15,000					134,000							15,000	134,000
Accrual for Payment of Interest and Penalties	424,000					426,000							424,000	426,000
Reconciliation of the Beginning and Ending Amount of Unrecognized Tax Benefits
Balance at January 1,					3,585,000						9,845,000		3,585,000	9,845,000	12,216,000
Increase - Tax Positions Taken During a Prior Period													421,000	1,339,000	151,000
Decrease - Tax Positions Taken During a Prior Period													(92,000)	(1,171,000)	(1,200,000)
Increase - Tax Positions Taken During the Current Year													0	0	0
Decrease - Tax Positions Taken During the Current Year													0	0	(517,000)
Decrease - Settlements with Taxing Authorities													0	(1,178,000)	(265,000)
Decrease - Lapse of the Applicable Statute of Limitations													(1,641,000)	(5,250,000)	(540,000)
Balance at December 31,	2,273,000					3,585,000							2,273,000	3,585,000	9,845,000	12,216,000
Income Taxes (Textuals) [Abstract]
Statutory Tax Rate on Pretax Income													35.00%	35.00%	35.00%
Unrecognized Tax Benefits, if Recognized - Amount	818,000					1,882,000							818,000	1,882,000	1,977,000
Period with No Change in Unrecognized Tax Benefits													12
Bonus Depreciation Enacted in the Economic Stimulus Act of 2008																50.00%
Cash Flow Benefit Provided by American Recovery Act															10,741,000
Decrease in Deferred Tax Assets															3,172,000
Net Regulatory Tax Assets Recorded															3,172,000
Decrease in Net Income															0
Increased Bonus Depreciation															100.00%
Cash Flow Benefit Small Business Jobs Act															0
Southwestern Electric Power Co [Member]
Income Tax Expense:
Current													(214,353,000)	40,727,000	(16,066,000)
Deferred													260,761,000	16,726,000	81,764,000
Deferred Investment Tax Credits													(550,000)	(550,000)	(1,484,000)
Reconciliation of Federal Income Taxes and Amount of Income Tax Reported
Net Income	21,998,000		89,218,000	54,902,000	36,395,000	(3,567,000)	[11]	87,795,000		51,071,000	29,827,000		202,513,000	165,126,000	146,684,000
Income Tax Expense													45,858,000	56,903,000	64,214,000
Pretax Income													248,371,000	222,029,000	210,898,000
Income Taxes on Pretax Income at Statutory Rate (35%)													86,930,000	77,710,000	73,814,000
Reconciliation of Federal Statutory Rate and Amount of Taxes Reported
Depreciation													2,105,000	(7,000)	1,223,000
Depletion													(3,276,000)	(1,506,000)	(1,506,000)
Investment Tax Credits, Net													(550,000)	(550,000)	(1,484,000)
State and Local Income Taxes, Net													(18,010,000)	4,004,000	(637,000)
AFUDC													(19,879,000)	(16,962,000)	(15,856,000)
Other													(1,462,000)	(5,786,000)	8,660,000
Income Tax Expense													45,858,000	56,903,000	64,214,000
Effective Income Tax Rate													18.50%	25.60%	30.40%
Net Deferred Tax Liability and Significant Temporary Differences
Deferred Tax Assets	286,133,000					143,200,000							286,133,000	143,200,000
Deferred Tax Liabilities	(1,260,281,000)					(800,673,000)							(1,260,281,000)	(800,673,000)
Property Related Temporary Differences	(997,337,000)					(588,612,000)							(997,337,000)	(588,612,000)
Amounts Due from Customers for Future Federal Income Taxes	(43,090,000)					(36,289,000)							(43,090,000)	(36,289,000)
Deferred State Income Taxes	(98,630,000)					(70,211,000)							(98,630,000)	(70,211,000)
Regulatory Assets	(12,922,000)					(35,349,000)							(12,922,000)	(35,349,000)
Postretirement Benefits	13,039,000					21,654,000							13,039,000	21,654,000
Impairment Loss	21,700,000					17,150,000							21,700,000	17,150,000
Accrued Pensions	5,061,000					5,861,000							5,061,000	5,861,000
Deferred Income Taxes on Other Comprehensive Loss	9,618,000					14,440,000							9,618,000	14,440,000
Net Operating Loss Carryforward	104,738,000					0							104,738,000	0
All Other, Net	23,675,000					13,883,000							23,675,000	13,883,000
Net Deferred Tax Liabilities	(974,148,000)					(657,473,000)							(974,148,000)	(657,473,000)
Tax Credit Carryforward
Federal Tax Credit Carryforwards	2,537,000												2,537,000
State Tax Credit Carryforwards	0												0
Federal Tax Credits that May Expire	899,000												899,000
State Tax Credits that May Expire	0												0
Summary of Amounts Reported for Interest Expense, Interest Income and Reversal of Prior Period Interest Expense
Interest Expense													286,000	1,382,000	749,000
Interest Income													0	1,991,000	0
Reversal of Prior Period Interest Expense													271,000	2,255,000	320,000
Amounts Accrued for Receipt of Interest and Payment of Interest and Penalties
Accrual for Receipt of Interest	0					452,000							0	452,000
Accrual for Payment of Interest and Penalties	1,061,000					668,000							1,061,000	668,000
Reconciliation of the Beginning and Ending Amount of Unrecognized Tax Benefits
Balance at January 1,					9,031,000						14,410,000		9,031,000	14,410,000	10,163,000
Increase - Tax Positions Taken During a Prior Period													2,806,000	14,355,000	6,128,000
Decrease - Tax Positions Taken During a Prior Period													(775,000)	(2,706,000)	(376,000)
Increase - Tax Positions Taken During the Current Year													0	0	0
Decrease - Tax Positions Taken During the Current Year													0	0	(691,000)
Decrease - Settlements with Taxing Authorities													0	(12,997,000)	(4,000)
Decrease - Lapse of the Applicable Statute of Limitations													(1,509,000)	(4,031,000)	(810,000)
Balance at December 31,	9,553,000					9,031,000							9,553,000	9,031,000	14,410,000	10,163,000
Income Taxes (Textuals) [Abstract]
Statutory Tax Rate on Pretax Income													35.00%	35.00%	35.00%
Federal Net Income Tax Operating Loss													858,000,000
Unrecognized Tax Benefits, if Recognized - Amount	3,512,000					3,717,000							3,512,000	3,717,000	2,481,000
Period with No Change in Unrecognized Tax Benefits													12
Bonus Depreciation Enacted in the Economic Stimulus Act of 2008																50.00%
Cash Flow Benefit Provided by American Recovery Act															0
Decrease in Deferred Tax Assets															3,412,000
Net Regulatory Tax Assets Recorded															3,412,000
Decrease in Net Income															0
Increased Bonus Depreciation															100.00%
Cash Flow Benefit Small Business Jobs Act															30,269,000
Louisiana [Member]
Net Income Tax Operating Loss Carryforwards
State Net Income Tax Operating Loss Carryforward	314,000,000												314,000,000
Operating Loss Carryforwards, Expiration Dates													2027
Louisiana [Member] | Southwestern Electric Power Co [Member]
Net Income Tax Operating Loss Carryforwards
State Net Income Tax Operating Loss Carryforward	313,750,000												313,750,000
Operating Loss Carryforwards, Expiration Dates													2027
Oklahoma [Member]
Net Income Tax Operating Loss Carryforwards
State Net Income Tax Operating Loss Carryforward	137,000,000												137,000,000
Operating Loss Carryforwards, Expiration Dates													2031
Oklahoma [Member] | Public Service Co of Oklahoma [Member]
Net Income Tax Operating Loss Carryforwards
State Net Income Tax Operating Loss Carryforward	99,792,000												99,792,000
Operating Loss Carryforwards, Expiration Dates													2031
Tennessee [Member]
Net Income Tax Operating Loss Carryforwards
State Net Income Tax Operating Loss Carryforward	13,000,000												13,000,000
Operating Loss Carryforwards, Expiration Dates													2026
Tennessee [Member] | Appalachian Power Co [Member]
Net Income Tax Operating Loss Carryforwards
State Net Income Tax Operating Loss Carryforward	12,513,000												12,513,000
Operating Loss Carryforwards, Expiration Dates													2026
Virginia [Member]
Net Income Tax Operating Loss Carryforwards
State Net Income Tax Operating Loss Carryforward	329,000,000												329,000,000
Operating Loss Carryforwards, Expiration Dates													2031
Virginia [Member] | Appalachian Power Co [Member]
Net Income Tax Operating Loss Carryforwards
State Net Income Tax Operating Loss Carryforward	328,850,000												328,850,000
Operating Loss Carryforwards, Expiration Dates													2031
West Virginia [Member]
Net Income Tax Operating Loss Carryforwards
State Net Income Tax Operating Loss Carryforward	897,000,000												897,000,000
Operating Loss Carryforwards, Expiration Dates													2032
West Virginia [Member] | Appalachian Power Co [Member]
Net Income Tax Operating Loss Carryforwards
State Net Income Tax Operating Loss Carryforward	583,890,000												583,890,000
Operating Loss Carryforwards, Expiration Dates													2032
West Virginia [Member] | Ohio Power Co [Member]
Net Income Tax Operating Loss Carryforwards
State Net Income Tax Operating Loss Carryforward	$ 312,791,000												$ 312,791,000
Operating Loss Carryforwards, Expiration Dates													2032

[1]	Includes pretax impairments for certain Ohio generation plants (see Note 6).
[2]	See Note 17 for discussion of cost reduction programs in 2012.
[3]	See "TCC Texas Restructuring" section of Note 2 for discussion of gains recorded in the third and fourth quarters of 2011.
[4]	Includes a refund of POLR charges in Ohio and OPCo adjustments for fuel disallowances, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund. Also includes a pretax plant impairment for SWEPCo's Turk Plant (see Note 6).
[5]	Includes pretax plant impairments (see Note 6) and a provision for refund of POLR charges in Ohio.
[6]	Includes a $31 million pretax write-off related to the disallowance of certain Virginia environmental costs incurred in 2009 and 2010 as a result of APCo’s November 2011 Virginia SCC order. Includes a $27 million increase due to a favorable Asset Retirement Obligation adjustment related to the early closure and previous write-off of the Mountaineer Carbon Capture and Storage Product Validation Facility.
[7]	Includes a $41 million increase due to the pretax write-off of a portion of the Mountaineer Carbon Capture and Storage Product Validation Facility as denied for recovery by the WVPSC. This increase was partially offset by the $32 million decrease due to the deferral of 2010 costs related to storms and cost reduction initiatives as allowed by the WVPSC.
[8]	Includes pretax impairments for certain Ohio generation plants (see Note 5).
[9]	Includes provisions related to the FAC, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund.
[10]	Includes pretax plant impairments for the Sporn Unit 5 shutdown and FGD project at Muskingum River Unit 5 (see Note 5). Also includes a $43 million provision for refund of POLR charges.
[11]	Includes a pretax plant impairment for the Turk Plant (see Note 5).

Leases (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Lease Rental Costs
Net Lease Expense on Operating Leases	$ 346,000,000	$ 343,000,000	$ 343,000,000
Amortization of Capital Leases	73,000,000	72,000,000	97,000,000
Interest on Capital Leases	29,000,000	32,000,000	26,000,000
Total Lease Rental Costs	448,000,000	447,000,000	466,000,000
PP&E and Related Obligations Under Capital Leases
Generation	117,000,000	104,000,000
Other Property, Plant and Equipment	495,000,000	485,000,000
Total Property, Plant and Equipment Under Capital Leases	612,000,000	589,000,000
Accumulated Amortization	173,000,000	137,000,000
Net Property, Plant and Equipment Under Capital Leases	439,000,000	452,000,000
Noncurrent Liability	375,000,000	384,000,000
Liability Due Within One Year	74,000,000	74,000,000
Total Obligations Under Capital Leases	449,000,000	458,000,000
Future Minimum Lease Payments
Capital Leases, 2013	95,000,000
Noncancelable Operating Leases, 2013	302,000,000
Capital Leases, 2014	79,000,000
Noncancelable Operating Leases, 2014	275,000,000
Capital Leases, 2015	65,000,000
Noncancelable Operating Leases, 2015	257,000,000
Capital Leases, 2016	59,000,000
Noncancelable Operating Leases, 2016	233,000,000
Capital Leases, 2017	63,000,000
Noncancelable Operating Leases, 2017	219,000,000
Capital Leases, Later Years	244,000,000
Noncancelable Operating Leases, Later Years	1,034,000,000
Capital Leases, Total Future Minimum Lease Payments	605,000,000
Noncancelable Operating Leases, Total Future Minimum Lease Payments	2,320,000,000
Less Estimated Interest Element on Capital Leases	156,000,000
Estimated Present Value of Future Minimum Lease Payments on Capital Leases	449,000,000
Maximum Potential Loss
Max Potential Loss On Master Lease Agreements	19,000,000
Leases (Textuals) [Abstract]
Maximum Potential Loss On Master Lease Agreements	19,000,000
Sale Proceeds Guaranteed by Lessor Under Current Five Year Lease Term	84.00%
Sale Proceeds Guaranteed by Lessor at the End of 20-Year Term	77.00%
Portion of Unamortized Nuclear Fuel Inventory Sold at Cost	85,000,000
AEP Generating Co [Member] | Rockport Lease [Member]
Future Minimum Lease Payments of Rockport Lease
2013	74,000,000
2014	74,000,000
2015	74,000,000
2016	74,000,000
2017	74,000,000
Later Years	369,000,000
Total Future Minimum Lease Payments	739,000,000
Appalachian Power Co [Member]
Lease Rental Costs
Net Lease Expense on Operating Leases	15,633,000	13,488,000	18,034,000
Amortization of Capital Leases	7,429,000	7,880,000	7,002,000
Interest on Capital Leases	1,782,000	1,898,000	1,598,000
Total Lease Rental Costs	24,844,000	23,266,000	26,634,000
PP&E and Related Obligations Under Capital Leases
Generation	11,798,000	11,712,000
Other Property, Plant and Equipment	20,944,000	25,201,000
Total Property, Plant and Equipment Under Capital Leases	32,742,000	36,913,000
Accumulated Amortization	10,282,000	9,886,000
Net Property, Plant and Equipment Under Capital Leases	22,460,000	27,027,000
Noncurrent Liability	16,375,000	19,293,000
Liability Due Within One Year	6,085,000	7,734,000
Total Obligations Under Capital Leases	22,460,000	27,027,000
Future Minimum Lease Payments
Capital Leases, 2013	6,988,000
Noncancelable Operating Leases, 2013	15,693,000
Capital Leases, 2014	4,596,000
Noncancelable Operating Leases, 2014	13,959,000
Capital Leases, 2015	3,849,000
Noncancelable Operating Leases, 2015	11,054,000
Capital Leases, 2016	3,372,000
Noncancelable Operating Leases, 2016	10,270,000
Capital Leases, 2017	2,809,000
Noncancelable Operating Leases, 2017	9,819,000
Capital Leases, Later Years	3,748,000
Noncancelable Operating Leases, Later Years	47,613,000
Capital Leases, Total Future Minimum Lease Payments	25,362,000
Noncancelable Operating Leases, Total Future Minimum Lease Payments	108,408,000
Less Estimated Interest Element on Capital Leases	2,902,000
Estimated Present Value of Future Minimum Lease Payments on Capital Leases	22,460,000
Maximum Potential Loss
Max Potential Loss On Master Lease Agreements	3,463,000
Leases (Textuals) [Abstract]
Maximum Potential Loss On Master Lease Agreements	3,463,000
Indiana Michigan Power Co [Member]
Lease Rental Costs
Net Lease Expense on Operating Leases	95,509,000	94,317,000	91,973,000
Amortization of Capital Leases	8,429,000	8,762,000	31,178,000
Interest on Capital Leases	1,738,000	2,115,000	2,298,000
Total Lease Rental Costs	105,676,000	105,194,000	125,449,000
PP&E and Related Obligations Under Capital Leases
Generation	19,102,000	16,100,000
Other Property, Plant and Equipment	22,697,000	27,712,000
Total Property, Plant and Equipment Under Capital Leases	41,799,000	43,812,000
Accumulated Amortization	13,154,000	12,779,000
Net Property, Plant and Equipment Under Capital Leases	28,645,000	31,033,000
Noncurrent Liability	22,842,000	23,117,000
Liability Due Within One Year	5,803,000	7,916,000
Total Obligations Under Capital Leases	28,645,000	31,033,000
Future Minimum Lease Payments
Capital Leases, 2013	6,827,000
Noncancelable Operating Leases, 2013	98,719,000
Capital Leases, 2014	5,649,000
Noncancelable Operating Leases, 2014	98,673,000
Capital Leases, 2015	4,279,000
Noncancelable Operating Leases, 2015	97,266,000
Capital Leases, 2016	3,504,000
Noncancelable Operating Leases, 2016	89,872,000
Capital Leases, 2017	3,344,000
Noncancelable Operating Leases, 2017	84,142,000
Capital Leases, Later Years	11,781,000
Noncancelable Operating Leases, Later Years	423,279,000
Capital Leases, Total Future Minimum Lease Payments	35,384,000
Noncancelable Operating Leases, Total Future Minimum Lease Payments	891,951,000
Less Estimated Interest Element on Capital Leases	6,739,000
Estimated Present Value of Future Minimum Lease Payments on Capital Leases	28,645,000
Maximum Potential Loss
Max Potential Loss On Master Lease Agreements	2,432,000
Leases (Textuals) [Abstract]
Maximum Potential Loss On Master Lease Agreements	2,432,000
Future Minimum Lease Obligation for Remaining Railcars	14,000,000
Maximum Potential Loss Related to Guarantee	12,000,000
Portion of Unamortized Nuclear Fuel Inventory Sold at Cost	85,000,000
Indiana Michigan Power Co [Member] | Rockport Lease [Member]
Future Minimum Lease Payments of Rockport Lease
2013	74,000,000
2014	74,000,000
2015	74,000,000
2016	74,000,000
2017	74,000,000
Later Years	369,000,000
Total Future Minimum Lease Payments	739,000,000
Ohio Power Co [Member]
Lease Rental Costs
Net Lease Expense on Operating Leases	59,836,000	59,983,000	62,887,000
Amortization of Capital Leases	10,906,000	13,118,000	12,069,000
Interest on Capital Leases	3,307,000	3,753,000	3,132,000
Total Lease Rental Costs	74,049,000	76,854,000	78,088,000
PP&E and Related Obligations Under Capital Leases
Generation	39,080,000	36,689,000
Other Property, Plant and Equipment	35,666,000	36,264,000
Total Property, Plant and Equipment Under Capital Leases	74,746,000	72,953,000
Accumulated Amortization	27,513,000	22,075,000
Net Property, Plant and Equipment Under Capital Leases	47,233,000	50,878,000
Noncurrent Liability	36,381,000	40,152,000
Liability Due Within One Year	14,707,000	14,096,000
Total Obligations Under Capital Leases	51,088,000	54,248,000
Future Minimum Lease Payments
Capital Leases, 2013	13,669,000
Noncancelable Operating Leases, 2013	58,968,000
Capital Leases, 2014	10,371,000
Noncancelable Operating Leases, 2014	55,261,000
Capital Leases, 2015	7,383,000
Noncancelable Operating Leases, 2015	52,287,000
Capital Leases, 2016	6,743,000
Noncancelable Operating Leases, 2016	46,002,000
Capital Leases, 2017	6,322,000
Noncancelable Operating Leases, 2017	42,678,000
Capital Leases, Later Years	17,905,000
Noncancelable Operating Leases, Later Years	68,094,000
Capital Leases, Total Future Minimum Lease Payments	62,393,000
Noncancelable Operating Leases, Total Future Minimum Lease Payments	323,290,000
Less Estimated Interest Element on Capital Leases	11,305,000
Estimated Present Value of Future Minimum Lease Payments on Capital Leases	51,088,000
Maximum Potential Loss
Max Potential Loss On Master Lease Agreements	4,003,000
Leases (Textuals) [Abstract]
Maximum Potential Loss On Master Lease Agreements	4,003,000
Public Service Co of Oklahoma [Member]
Lease Rental Costs
Net Lease Expense on Operating Leases	5,283,000	6,532,000	2,649,000
Amortization of Capital Leases	3,839,000	4,438,000	3,992,000
Interest on Capital Leases	815,000	1,098,000	1,057,000
Total Lease Rental Costs	9,937,000	12,068,000	7,698,000
PP&E and Related Obligations Under Capital Leases
Generation	3,624,000	3,617,000
Other Property, Plant and Equipment	15,614,000	16,441,000
Total Property, Plant and Equipment Under Capital Leases	19,238,000	20,058,000
Accumulated Amortization	6,738,000	5,196,000
Net Property, Plant and Equipment Under Capital Leases	12,500,000	14,862,000
Noncurrent Liability	8,864,000	11,101,000
Liability Due Within One Year	3,636,000	3,761,000
Total Obligations Under Capital Leases	12,500,000	14,862,000
Future Minimum Lease Payments
Capital Leases, 2013	4,222,000
Noncancelable Operating Leases, 2013	2,383,000
Capital Leases, 2014	3,149,000
Noncancelable Operating Leases, 2014	1,858,000
Capital Leases, 2015	1,921,000
Noncancelable Operating Leases, 2015	1,524,000
Capital Leases, 2016	1,636,000
Noncancelable Operating Leases, 2016	1,231,000
Capital Leases, 2017	1,646,000
Noncancelable Operating Leases, 2017	1,048,000
Capital Leases, Later Years	1,709,000
Noncancelable Operating Leases, Later Years	1,723,000
Capital Leases, Total Future Minimum Lease Payments	14,283,000
Noncancelable Operating Leases, Total Future Minimum Lease Payments	9,767,000
Less Estimated Interest Element on Capital Leases	1,782,000
Estimated Present Value of Future Minimum Lease Payments on Capital Leases	12,501,000
Maximum Potential Loss
Max Potential Loss On Master Lease Agreements	1,171,000
Leases (Textuals) [Abstract]
Maximum Potential Loss On Master Lease Agreements	1,171,000
Southwestern Electric Power Co [Member]
Lease Rental Costs
Net Lease Expense on Operating Leases	5,797,000	5,990,000	5,877,000
Amortization of Capital Leases	14,793,000	12,694,000	11,742,000
Interest on Capital Leases	9,041,000	9,651,000	9,892,000
Total Lease Rental Costs	29,631,000	28,335,000	27,511,000
PP&E and Related Obligations Under Capital Leases
Generation	27,745,000	20,453,000
Other Property, Plant and Equipment	154,166,000	145,273,000
Total Property, Plant and Equipment Under Capital Leases	181,911,000	165,726,000
Accumulated Amortization	50,440,000	38,163,000
Net Property, Plant and Equipment Under Capital Leases	131,471,000	127,563,000
Noncurrent Liability	114,161,000	112,802,000
Liability Due Within One Year	17,599,000	15,058,000
Total Obligations Under Capital Leases	131,760,000	127,860,000
Future Minimum Lease Payments
Capital Leases, 2013	25,706,000
Noncancelable Operating Leases, 2013	5,893,000
Capital Leases, 2014	23,702,000
Noncancelable Operating Leases, 2014	4,279,000
Capital Leases, 2015	21,585,000
Noncancelable Operating Leases, 2015	3,672,000
Capital Leases, 2016	18,728,000
Noncancelable Operating Leases, 2016	3,030,000
Capital Leases, 2017	20,103,000
Noncancelable Operating Leases, 2017	2,681,000
Capital Leases, Later Years	60,112,000
Noncancelable Operating Leases, Later Years	10,297,000
Capital Leases, Total Future Minimum Lease Payments	169,936,000
Noncancelable Operating Leases, Total Future Minimum Lease Payments	29,852,000
Less Estimated Interest Element on Capital Leases	38,176,000
Estimated Present Value of Future Minimum Lease Payments on Capital Leases	131,760,000
Maximum Potential Loss
Max Potential Loss On Master Lease Agreements	2,405,000
Leases (Textuals) [Abstract]
Maximum Potential Loss On Master Lease Agreements	2,405,000
Future Minimum Lease Obligation for Remaining Railcars	15,000,000
Maximum Potential Loss Related to Guarantee	13,000,000
Cost of Electric Draglines to be Used for Mining Operations	47,000,000
Sabine Mining Co [Member]
Leases (Textuals) [Abstract]
Cost of Electric Draglines to be Used for Mining Operations	$ 47,000,000

Financing Activities (Details) (USD $)	12 Months Ended						12 Months Ended																																										1 Months Ended		12 Months Ended													1 Months Ended	12 Months Ended																																															12 Months Ended	1 Months Ended	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2012 Senior Notes [Member]	Dec. 31, 2011 Senior Notes [Member]	Dec. 31, 2012 Pollution Control Bonds [Member]		Dec. 31, 2011 Pollution Control Bonds [Member]		Dec. 31, 2012 Notes Payable [Member]	Dec. 31, 2011 Notes Payable [Member]	Dec. 31, 2012 Securitization Bonds [Member]	Dec. 31, 2011 Securitization Bonds [Member]	Dec. 31, 2012 Junior Subordinated Debentures [Member]	Dec. 31, 2011 Junior Subordinated Debentures [Member]	Dec. 31, 2012 Other Long Term Debt [Member]	Dec. 31, 2011 Other Long Term Debt [Member]	Dec. 31, 2012 Appalachian Power Co [Member]		Dec. 31, 2011 Appalachian Power Co [Member]		Dec. 31, 2010 Appalachian Power Co [Member]	Dec. 31, 2012 Appalachian Power Co [Member] Senior Notes [Member]	Dec. 31, 2011 Appalachian Power Co [Member] Senior Notes [Member]	Dec. 31, 2012 Appalachian Power Co [Member] Pollution Control Bonds [Member]		Dec. 31, 2011 Appalachian Power Co [Member] Pollution Control Bonds [Member]	Dec. 31, 2012 Appalachian Power Co [Member] Other Long Term Debt [Member]	Dec. 31, 2011 Appalachian Power Co [Member] Other Long Term Debt [Member]	Dec. 31, 2011 Appalachian Power Co [Member] 4.50 [Member]	Dec. 31, 2010 Appalachian Power Co [Member] 4.50 [Member]	Dec. 31, 2012 Indiana Michigan Power Co [Member]		Dec. 31, 2011 Indiana Michigan Power Co [Member]		Dec. 31, 2010 Indiana Michigan Power Co [Member]	Dec. 31, 2012 Indiana Michigan Power Co [Member] Senior Notes [Member]	Dec. 31, 2011 Indiana Michigan Power Co [Member] Senior Notes [Member]	Dec. 31, 2012 Indiana Michigan Power Co [Member] Pollution Control Bonds [Member]		Dec. 31, 2011 Indiana Michigan Power Co [Member] Pollution Control Bonds [Member]	Dec. 31, 2012 Indiana Michigan Power Co [Member] Notes Payable [Member]	Dec. 31, 2011 Indiana Michigan Power Co [Member] Notes Payable [Member]	Dec. 31, 2012 Indiana Michigan Power Co [Member] Other Long Term Debt [Member]	Dec. 31, 2011 Indiana Michigan Power Co [Member] Other Long Term Debt [Member]	Jan. 31, 2013 Indiana Michigan Power Co [Member] Principle Amount Paid One [Member] Notes Payable [Member] Repayment of Debt [Member]	Feb. 26, 2013 Indiana Michigan Power Co [Member] Principle Amount Paid Two [Member] Notes Payable [Member] Repayment of Debt [Member]	Dec. 31, 2011 Indiana Michigan Power Co [Member] 4.12 [Member]	Dec. 31, 2010 Indiana Michigan Power Co [Member] 4.12 [Member]	Dec. 31, 2011 Indiana Michigan Power Co [Member] 4.125 [Member]	Dec. 31, 2010 Indiana Michigan Power Co [Member] 4.125 [Member]	Dec. 31, 2011 Indiana Michigan Power Co [Member] 4.56 [Member]	Dec. 31, 2010 Indiana Michigan Power Co [Member] 4.56 [Member]	Dec. 31, 2012 Ohio Power Co [Member]		Dec. 31, 2011 Ohio Power Co [Member]		Dec. 31, 2010 Ohio Power Co [Member]	Dec. 31, 2012 Ohio Power Co [Member] Senior Notes [Member]	Dec. 31, 2011 Ohio Power Co [Member] Senior Notes [Member]	Feb. 26, 2013 Ohio Power Co [Member] Senior Notes [Member] Repayment of Debt [Member]	Dec. 31, 2012 Ohio Power Co [Member] Pollution Control Bonds [Member]		Dec. 31, 2011 Ohio Power Co [Member] Pollution Control Bonds [Member]	Dec. 31, 2012 Ohio Power Co [Member] Notes Payable Affiliated [Member]	Dec. 31, 2011 Ohio Power Co [Member] Notes Payable Affiliated [Member]	Dec. 31, 2011 Ohio Power Co [Member] 4.50 [Member]	Dec. 31, 2010 Ohio Power Co [Member] 4.50 [Member]	Dec. 31, 2011 Ohio Power Co [Member] 4.08 [Member]	Dec. 31, 2010 Ohio Power Co [Member] 4.08 [Member]	Dec. 31, 2011 Ohio Power Co [Member] 4.20 [Member]	Dec. 31, 2010 Ohio Power Co [Member] 4.20 [Member]	Dec. 31, 2011 Ohio Power Co [Member] 4.40 [Member]	Dec. 31, 2010 Ohio Power Co [Member] 4.40 [Member]	Dec. 31, 2012 Public Service Co of Oklahoma [Member]		Dec. 31, 2011 Public Service Co of Oklahoma [Member]		Dec. 31, 2010 Public Service Co of Oklahoma [Member]	Dec. 31, 2012 Public Service Co of Oklahoma [Member] Senior Notes [Member]	Dec. 31, 2011 Public Service Co of Oklahoma [Member] Senior Notes [Member]	Dec. 31, 2012 Public Service Co of Oklahoma [Member] Pollution Control Bonds [Member]	Dec. 31, 2011 Public Service Co of Oklahoma [Member] Pollution Control Bonds [Member]	Dec. 31, 2012 Public Service Co of Oklahoma [Member] Other Long Term Debt [Member]	Dec. 31, 2011 Public Service Co of Oklahoma [Member] Other Long Term Debt [Member]	Dec. 31, 2011 Public Service Co of Oklahoma [Member] 4.00 [Member]	Dec. 31, 2010 Public Service Co of Oklahoma [Member] 4.00 [Member]	Dec. 31, 2011 Public Service Co of Oklahoma [Member] 4.24 [Member]	Dec. 31, 2010 Public Service Co of Oklahoma [Member] 4.24 [Member]	Dec. 31, 2012 Southwestern Electric Power Co [Member]		Dec. 31, 2011 Southwestern Electric Power Co [Member]		Dec. 31, 2010 Southwestern Electric Power Co [Member]	Dec. 31, 2012 Southwestern Electric Power Co [Member] Senior Notes [Member]	Dec. 31, 2011 Southwestern Electric Power Co [Member] Senior Notes [Member]	Dec. 31, 2012 Southwestern Electric Power Co [Member] Pollution Control Bonds [Member]	Dec. 31, 2011 Southwestern Electric Power Co [Member] Pollution Control Bonds [Member]	Dec. 31, 2012 Southwestern Electric Power Co [Member] Notes Payable [Member]	Dec. 31, 2011 Southwestern Electric Power Co [Member] Notes Payable [Member]	Dec. 31, 2011 Southwestern Electric Power Co [Member] 4.28 [Member]	Dec. 31, 2010 Southwestern Electric Power Co [Member] 4.28 [Member]	Dec. 31, 2011 Southwestern Electric Power Co [Member] 4.65 [Member]	Dec. 31, 2010 Southwestern Electric Power Co [Member] 4.65 [Member]	Dec. 31, 2011 Southwestern Electric Power Co [Member] 5.00 [Member]	Dec. 31, 2010 Southwestern Electric Power Co [Member] 5.00 [Member]	Dec. 31, 2012 Subsidiaries [Member]	Dec. 31, 2011 Subsidiaries [Member]	Dec. 31, 2012 AEP Texas Central Co [Member] Securitization Bonds [Member]	Jan. 31, 2013 AEP Texas Central Co [Member] Securitization Bonds [Member] Repayment of Debt [Member]	Dec. 31, 2012 Aep [Member] Senior Notes [Member]	Dec. 31, 2012 Aep [Member] Junior Subordinated Debentures [Member]
Shares of Company
Beginning Balance, Shares	503,759,460		501,114,881		498,333,265																																																																									10,482,000
Issued	2,245,502		2,644,579		2,781,616
Treasury Stock, Shares, Ending Balance	20,336,592		20,336,592		20,307,725	20,278,858
Treasury Stock Acquired			28,867		28,867
Ending Balance, Shares	506,004,962		503,759,460		501,114,881																																																																									10,482,000		10,482,000
Preferred Stock
Par Value Outstanding Preferred Stock			$ 60,000,000																				$ 17,736,000														$ 8,072,000																						$ 16,613,000																					$ 4,882,000															$ 4,694,000
Loss on Redemption			2,800,000																				1,013,000														314,000																						488,000																					254,000															369,000
Number of Shares Redeemed for the Years Ended																																	177,465	53																	11,055	0	55,257	44	14,412	0														97,357	6	14,495	100	22,824	0	31,482	0												44,508	0	4,310	3,759												7,386	0	1,907	0	37,665	8
Long-term Debt
Senior Unsecured Notes	12,712,000,000	[1]	11,737,000,000	[1]																	3,167,559,000		3,141,843,000												1,171,080,000		1,270,599,000																				3,142,615,000		3,291,823,000																			896,364,000		896,023,000													1,822,653,000		1,548,437,000
Pollution Control Bonds	1,958,000,000	[2],[3]	2,112,000,000	[2],[3]																	532,500,000	[4],[5]	582,000,000	[4],[5]											266,531,000	[4],[5]	266,494,000	[4],[5]																			517,825,000	[4],[5]	562,325,000	[4],[5]																		46,360,000	[5]	46,360,000	[5]												135,200,000	[5]	135,200,000	[5]
Notes Payable - Affiliated																																																									200,000,000		200,000,000
Notes Payable	427,000,000	[6]	402,000,000	[6]																															224,376,000		234,590,000																																																								88,375,000		45,000,000
Securitization Bonds	2,281,000,000	[7]	1,688,000,000	[7]
Junior Subordinated Debentures	0	[1]	315,000,000	[1]
Spent Nuclear Fuel Obligation	265,000,000	[8]	265,000,000	[8]																															265,249,000	[9]	265,065,000	[9]
Other Long-term Debt	140,000,000	[10]	29,000,000	[10]																	2,383,000		2,408,000												130,430,000	[10]	20,927,000	[10]																																								7,147,000		4,981,000
Fair Value of Interest Rate Hedges	3,000,000		7,000,000
Unamortized Discount, Net	(29,000,000)		(39,000,000)																		(7,442,000)														(4,389,000)																						(7,385,000)																					(3,636,000)															(2,347,000)
Total Long-term Debt Outstanding	17,757,000,000		16,516,000,000																		3,702,442,000		3,726,251,000												2,057,666,000		2,057,675,000																				3,860,440,000		4,054,148,000																			949,871,000		947,364,000													2,046,228,000		1,728,637,000
Long-term Debt Due Within One Year	2,171,000,000		1,433,000,000																		574,679,000		594,525,000												203,953,000		279,075,000																				856,000,000		244,500,000																			764,000		311,000													3,250,000		20,000,000															367,000,000	293,000,000
Long-term Debt	15,586,000,000		15,083,000,000																		3,127,763,000		3,131,726,000												1,853,713,000		1,778,600,000																				2,804,440,000		3,609,648,000																			949,107,000		947,053,000													2,042,978,000		1,708,637,000															2,227,000,000	1,674,000,000
Long- term Debt by Type of Debt and Maturity
Maturity Date Low							2012		2012	[3]			2012		2013				2015							2012		2012	[4]											2012		2012	[4]		2013		2015															2012			2012	[4]																	2016		2014													2015		2015		2012
Maturity Date High							2042		2038	[3]			2032		2024				2059							2038		2038	[4]											2037		2025	[4]		2016		2025															2035			2038	[4]																	2037		2020													2040		2018		2032
Weighted Average Interest Rate							5.46%		3.58%	[3]			4.35%		4.21%				2.63%							5.43%		2.01%			13.72%									6.24%		4.03%			2.42%		2.39%															5.84%			3.72%			5.25%															5.52%		5.03%		3.00%											5.56%		4.28%		5.09%
Interest Rate Ranges, Minimum							0.69%	0.96%	0.11%	[3]	0.06%	[3]	1.91%	2.03%	0.88%	4.98%		8.75%	1.72%	3.00%						0.69%	3.40%	0.12%		0.07%	13.72%	13.72%								5.05%	5.05%	0.11%		0.06%	1.91%	2.03%	1.72%	6.00%														4.85%	0.96%		0.13%		0.07%	5.25%	5.25%														4.40%	4.40%	4.45%	4.45%	3.00%	3.00%										3.55%	4.90%	3.25%	3.25%	4.58%	6.37%
Interest Rate Ranges, Maximum							8.13%	8.13%	6.30%	[3]	6.30%	[3]	8.03%	8.03%	6.25%	6.25%		8.75%	13.72%	13.72%						7.95%	7.95%	5.38%		6.05%	13.72%	13.72%								7.00%	7.00%	6.25%		6.25%	5.44%	5.44%	6.00%	6.00%														6.60%	6.60%		5.80%		5.80%	5.25%	5.25%														6.63%	6.63%	5.25%	5.25%	3.00%	3.00%										6.45%	6.45%	4.95%	4.95%	6.37%	7.03%
Due Date																	2063														2026																																	2013				2015																			2027
Outstanding Long-term Debt
Principal Amount, 2013	2,171,000,000																				574,679,000														203,953,000																						856,000,000																					764,000															3,250,000
Principal Amount, 2014	1,169,000,000																				100,033,000														353,946,000																						403,580,000																					34,115,000															3,250,000
Principal Amount, 2015	1,438,000,000																				500,038,000														253,730,000																						286,000,000																					427,000															306,750,000
Principal Amount, 2016	840,000,000																				65,393,000														4,158,000																						350,000,000																					150,440,000															3,250,000
Principal Amount, 2017	1,655,000,000																				250,049,000														1,479,000																						0																					454,000															253,250,000
Principal Amount, After 2017	10,513,000,000																				2,219,692,000														1,244,789,000																						1,972,245,000																					767,307,000															1,478,825,000
Principal Amount, Total	17,786,000,000																				3,709,884,000														2,062,055,000																						3,867,825,000																					953,507,000															2,048,575,000
Unamortized Discount, Net	(29,000,000)		(39,000,000)																		(7,442,000)														(4,389,000)																						(7,385,000)																					(3,636,000)															(2,347,000)
Total Long-term Debt Outstanding	17,757,000,000		16,516,000,000																		3,702,442,000		3,726,251,000												2,057,666,000		2,057,675,000																				3,860,440,000		4,054,148,000																			949,871,000		947,364,000													2,046,228,000		1,728,637,000
Utility Money Pool Participants' Money Pool Activity and Authorized Borrowing Limits
Maximum Borrowings from Utility Money Pool																					350,153,000		217,876,000												0		57,352,000																				126,975,000		46,761,000																			0		96,034,000													227,087,000		136,752,000
Maximum Loans to Utility Money Pool																					23,504,000		393,811,000												362,733,000		219,386,000																				290,356,000		452,187,000																			177,778,000		255,611,000													173,778,000		105,184,000
Average Borrowings from Utility Money Pool																					161,363,000		117,378,000												0		23,793,000																				47,820,000		31,365,000																			0		41,971,000													147,338,000		47,232,000
Average Loans to Utility Money Pool																					22,821,000		96,186,000												202,439,000		56,999,000																				105,154,000		225,728,000																			92,697,000		88,805,000													78,994,000		38,798,000
Net Loans (Borrowings) to/from Utility Money Pool																					(150,941,000)		(176,240,000)												116,977,000		95,714,000																				116,422,000		219,458,000																			10,558,000		39,876,000													153,829,000		(132,473,000)
Authorized Short Term Borrowing Limit																					600,000,000		600,000,000												500,000,000		500,000,000																				600,000,000		600,000,000																			300,000,000		300,000,000													350,000,000		350,000,000
Maximum and Minimum Interest Rates
Maximum Interest Rate																					0.56%		0.56%		0.55%										0.56%		0.56%		0.55%																		0.56%		0.56%		0.55%																	0.56%		0.56%		0.55%											0.56%		0.56%		0.55%
Minimum Interest Rate																					0.39%		0.06%		0.09%										0.39%		0.06%		0.09%																		0.39%		0.06%		0.09%																	0.39%		0.06%		0.09%											0.39%		0.06%		0.09%
Average Interest Rates for Funds Borrowed from and Loaned to Utility Money Pool
Average Interest Rate for Funds Borrowed																					0.47%		0.42%		0.26%										0.00%		0.39%		0.43%																		0.47%		0.45%		0.00%																	0.00%		0.41%		0.31%											0.53%		0.40%		0.19%
Average Interest Rate for Funds Loaned																					0.47%		0.32%		0.00%										0.46%		0.38%		0.24%																		0.47%		0.35%		0.22%																	0.46%		0.32%		0.17%											0.45%		0.33%		0.27%
Interest Expense
Interest Expense Incurred on Borrowings from the Utility Money Pool																					772,000		198,000		611,000										0		20,000		17,000																		555,000		12,000		16,000																	11,000		85,000		102,000											977,000		174,000		11,000
Interest Income
Interest Income Earned on Advances to the Utility Money Pool																					123,000		313,000		9,000										963,000		226,000		219,000																		1,038,000		820,000		708,000																	435,000		250,000		19,000											320,000		32,000		438,000
Short-term Debt
Securitized Debt for Receivables	657,000,000	[11]	666,000,000	[11]
Commercial Paper	321,000,000		967,000,000
Line of Credit - Sabine	3,000,000	[12]	17,000,000	[12]																																																																																									2,603,000		17,016,000
Total Short-term Debt	981,000,000		1,650,000,000
Securitized Debt for Receivables	0.26%	[11],[13]	0.27%	[11],[13]
Commercial Paper	0.42%	[13]	0.51%	[13]
Line of Credit - Sabine	1.82%	[12],[13]	1.79%	[12],[13]																																																																																									1.82%	[13]	1.79%	[13]
Comparative Accounts Receivable Information
Effective Interest Rates on Securitization of Accounts Receivable	0.26%		0.27%		0.31%
Net Uncollectible Accounts Receivable Written Off	29,000,000		37,000,000		22,000,000
Customer Accounts Receivable Managed Portfolio
Accounts Receivable Retained Interest and Pledged as Collateral Less Uncollectible Accounts	835,000,000		902,000,000
Total Principal Outstanding	657,000,000		666,000,000
Delinquent Securitized Accounts Receivable	37,000,000		38,000,000
Bad Debt Reserves Related to Securitized Sale of Accounts Receivable	21,000,000		18,000,000
Unbilled Receivables Related to Securitization, Sale of Accounts Receivable	316,000,000		370,000,000
Accounts Receivable and Accrued Unbilled Revenue [Abstract]
Accounts Receivable and Accrued Unbilled Revenues																					153,719,000		121,605,000												123,447,000		121,597,000																				300,675,000		346,695,000																			85,530,000		123,172,000													132,449,000		140,440,000
Fees Paid to AEP Credit for Customer Accounts Receivable Sold [Abstract]
Fees Paid to AEP Credit for Customer Accounts Receivable Sold																					6,883,000		9,612,000		9,194,000										6,121,000		6,168,000		6,770,000																		20,312,000		18,851,000		20,630,000																	7,054,000		6,363,000		5,406,000											6,140,000		5,672,000		5,688,000
Proceeds on Sale of Receivables to AEP Credit [Abstract]
Proceeds from Sale of Receivables to AEP Credit																					1,353,920,000		1,248,253,000		1,418,487,000										1,344,260,000		1,323,068,000		1,283,955,000																		2,952,723,000		3,461,758,000		3,495,609,000																	1,157,174,000		1,299,190,000		1,196,586,000											1,481,925,000		1,495,397,000		1,402,525,000
Financing Activities (Textuals) [Abstract]
Repayments Of Long Term Debt	1,643,000,000		1,665,000,000		1,993,000,000																364,875,000		579,672,000		200,019,000										220,212,000		160,645,000		202,011,000										12,000,000	11,000,000							194,500,000		165,000,000		868,580,000			250,000,000														229,000		275,000,000		0											21,625,000		41,135,000		53,500,000																105,000,000	243,000,000	315,000,000
Issuance of Long-term Debt	2,856,000,000		1,328,000,000		1,270,000,000																339,374,000		739,393,000		363,726,000										217,900,000		185,972,000		152,464,000								110,000,000										0		49,748,000		351,824,000																	2,395,000		248,909,000		2,240,000											336,418,000		0		399,394,000															800,000,000		850,000,000
Interest Rate, in Percent																																																																5.50%
Commitment From Bank Conduits that Expire in One Year	385,000,000
Commitment From Bank Conduits That Expire In Three Years	315,000,000
Total Commitment From Bank Conduits To Finance Receivables	700,000,000
Reaquired Pollution Control Bonds Held by Trustees	583,000,000																																																								463,000,000
Maximum Percentage Debt To Capitalization	67.50%																				67.50%														67.50%																						67.50%
Dividend Restrictions	6,000,000,000																				32,000,000														0																						0
Credit Facilities, Total	3,250,000,000
Maximum Amount of Commercial Paper Outstanding	$ 1,200,000,000
Weighted Average Interest Rate of Commercial Paper Outstanding During Year	0.44%

[1]	In 2012, AEP issued $850 million of Senior Unsecured Notes used to retire $243 million of Senior Unsecured Notes and $315 million of Junior Subordinated Debentures.
[2]	For certain series of pollution control bonds, interest rates are subject to periodic adjustment. Certain series may be purchased on demand at periodic interest adjustment dates. Letters of credit from banks, standby bond purchase agreements and insurance policies support certain series.
[3]	Certain pollution control bonds are subject to redemption earlier than the maturity date. Consequently, these bonds have been classified for maturity purposes as Long-term Debt Due Within One Year on the balance sheets.
[4]	Certain pollution control bonds are subject to redemption earlier than the maturity date. Consequently, these bonds have been classified for maturity purposes as Long-term Debt Due Within One Year – Nonaffiliated on the balance sheets.
[5]	For certain series of pollution control bonds, interest rates are subject to periodic adjustment. Certain series may be purchased on demand at periodic interest adjustment dates. Letters of credit from banks, standby bond purchase agreements and insurance policies support certain series.
[6]	Notes payable represent outstanding promissory notes issued under term loan agreements and credit agreements with a number of banks and other financial institutions. At expiration, all notes then issued and outstanding are due and payable. Interest rates are both fixed and variable. Variable rates generally relate to specified short-term interest rates.
[7]	In 2012, AEP Texas Central Transition Funding III LLC issued $800 million of Securitization Bonds (see Note 15).
[8]	Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see "SNF Disposal" section of Note 5).
[9]	Spent nuclear fuel obligation consists of a liability along with accrued interest for disposal of spent nuclear fuel (see “SNF Disposal” section of Note 4).
[10]	In 2012, I&M issued a $110 million three-year credit facility to be used for general corporate purposes.
[11]	Amount of securitized debt for receivables as accounted for under the "Transfers and Servicing" accounting guidance.
[12]	This line of credit does not reduce available liquidity under AEP's credit facilities.
[13]	Weighted average rate.

Stock-Based Compensation (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2012 Stock Options [Member]		Dec. 31, 2011 Stock Options [Member]		Dec. 31, 2010 Stock Options [Member]		Dec. 31, 2012 Performance Units [Member]	Dec. 31, 2011 Performance Units [Member]	Dec. 31, 2010 Performance Units [Member]	Dec. 31, 2012 Performance Units And AEP Career Shares [Member]		Dec. 31, 2011 Performance Units And AEP Career Shares [Member]		Dec. 31, 2010 Performance Units And AEP Career Shares [Member]		Dec. 31, 2012 Restricted Shares and Restricted Stock Units [Member]		Dec. 31, 2011 Restricted Shares and Restricted Stock Units [Member]		Dec. 31, 2010 Restricted Shares and Restricted Stock Units [Member]		Dec. 31, 2012 Restricted Shares [Member] Granted to Previous President, Chief Executive Officer and Chairman [Member]	Dec. 31, 2012 Restricted Shares [Member] Granted January 2, 2004 [Member] Granted to Previous President, Chief Executive Officer and Chairman [Member]	Dec. 31, 2012 Restricted Shares [Member] Vested January 1, 2005 [Member] Granted to Previous President, Chief Executive Officer and Chairman [Member]	Dec. 31, 2012 Restricted Shares [Member] Vested January 1, 2006 [Member] Granted to Previous President, Chief Executive Officer and Chairman [Member]	Dec. 31, 2012 Restricted Shares [Member] Vested November 30, 2009 [Member] Granted to Previous President, Chief Executive Officer and Chairman [Member]	Dec. 31, 2012 Restricted Shares [Member] Vested November 30, 2010 [Member] Granted to Previous President, Chief Executive Officer and Chairman [Member]	Dec. 31, 2012 Restricted Shares [Member] Vested November 30, 2011 [Member] Granted to Previous President, Chief Executive Officer and Chairman [Member]	Dec. 31, 2012 Restricted Stock [Member]	Dec. 31, 2011 Restricted Stock [Member]	Dec. 31, 2010 Restricted Stock [Member]	Feb. 26, 2013 Restricted Stock [Member] Subsequent Event [Member]	Dec. 31, 2012 Restricted Stock [Member] Granted 2010 [Member] Granted to Previous Chief Executive Officer Succession Candidates [Member]	Dec. 31, 2012 Stock Unit Accumulation Plan for Non Employee Directors [Member]	Dec. 31, 2011 Stock Unit Accumulation Plan for Non Employee Directors [Member]	Dec. 31, 2010 Stock Unit Accumulation Plan for Non Employee Directors [Member]	Dec. 31, 2012 Stock Based Compensation [Member]		Dec. 31, 2011 Stock Based Compensation [Member]		Dec. 31, 2010 Stock Based Compensation [Member]		Feb. 26, 2013 Stock Based Compensation [Member] Subsequent Event [Member]
Total Fair Value of Stock Options Vested and Total Intrinsic Value of Options Exercised
Intrinsic Value of Options Exercised		$ 1,699,000	[1]	$ 1,202,000	[1]	$ 2,058,000	[1]
Summary of Stock Option Transactions
Options, Outstanding, Beginning Balance		321,000		551,000		1,089,000
Weighted Average Exercise Price, Outstanding, Beginning Balance		$ 29.35		$ 32.88		$ 32.78
Options, Granted		0		0		0
Options, Exercised/Converted		(128,000)		(104,000)		(448,000)
Weighted Average Exercise Price, Exercised/Converted		$ 28.21		$ 27.39		$ 31.53
Options, Forfeited/Expired		(5,000)		(126,000)		(90,000)
Weighted Average Exercise Price, Forfeited/Expired		$ 27.26		$ 46.4		$ 38.44
Options, Outstanding, Ending Balance		188,000		321,000		551,000
Weighted Average Exercise Price, Outstanding, Ending Balance		$ 30.17		$ 29.35		$ 32.88
Options Exercisable		188,000		321,000		551,000
Weighted Average Exercise Price, Options Exercisable		$ 30.17		$ 29.35		$ 32.88
Stock Options Outstanding and Exercisable
Range of Exercise Price, Lower Limit		$ 27.95
Range of Exercise Price, Upper Limit		$ 30.76
Number of Options Outstanding and Exercisable		188,000		321,000		551,000
Weighted Average Remaining Life (in years)		0.99
Weighted Average Exercise Price, Options Exercisable		$ 30.17		$ 29.35		$ 32.88
Aggregate Intrinsic Value		2,358,000
Performance Units and Reinvested Dividends on Outstanding Performance Units
Awarded Units								546,000	7,000	736,000	138,000		198,000		211,000
Weighted Average Grant Date Fair Value, Granted								$ 41.38	$ 38.39	$ 35.43	$ 40.97		$ 37.31		$ 34.7															$ 40.69	$ 37.07	$ 35.24			$ 41.2	$ 37.72	$ 34.67
Vesting Period (in years)								3 years	3 years	3 years																							40 months
Vesting Period (in years)												[2]		[2]		[2]
Certified Performance Scores and Units Earned
Certified Performance Score								99.70%	89.80%	55.80%
Performance Units Earned								1,096,572	1,216,926	489,013
Performance Units Manditorily Deferred as AEP Career Shares								51,056	52,639	33,501
Performance Units Voluntarily Deferred into the Incentive Compensation Deferral Program								26,337	42,502	6,583
Performance Units to be Paid in Cash								1,019,179	1,121,785	448,929
Cash Payouts
Cash Payouts for Performance Units								44,968,000	15,985,000	18,683,000
Cash Payouts for AEP Career Share Distributions								11,027,000	2,777,000	3,594,000
Restricted Stock Units Including Units Awarded for Dividends
Awarded Units																								300,000						497,000	121,000	873,000		165,520	52,000	52,000	54,000
Weighted Average Grant Date Fair Value								$ 41.38	$ 38.39	$ 35.43	$ 40.97		$ 37.31		$ 34.7															$ 40.69	$ 37.07	$ 35.24			$ 41.2	$ 37.72	$ 34.67
Total Fair Value and Total Intrinsic Value of Restricted Shares and Restricted Stock Units Vested
Fair Value of Restricted Shares and Restricted Stock Units Vested																	10,608,000		7,164,000		6,044,000
Intrinsic Value of Restricted Shares and Restricted Stock Units Vested																	12,157,000	[3]	8,017,000	[3]	5,993,000	[3]
Status of Nonvested Restricted Shares and Restricted Stock Units
Nonvested, Shares/Units, Beginning Balance																														903,000
Nonvested, Weighted Average Grant Date Fair Value, Beginning of Period																														$ 35.46
Shares/Units, Granted																								300,000						497,000	121,000	873,000		165,520	52,000	52,000	54,000
Weighted Average Grant Date Fair Value, Granted								$ 41.38	$ 38.39	$ 35.43	$ 40.97		$ 37.31		$ 34.7															$ 40.69	$ 37.07	$ 35.24			$ 41.2	$ 37.72	$ 34.67
Shares/Units, Vested																									(50,000)	(50,000)	(66,666)	(66,667)	(66,667)	(306,000)
Weighted Average Grant Date Fair Value, Vested																														$ 34.64
Shares/Units, Forfeited																														(94,000)
Weighted Average Grant Date Fair Value, Shares/Units, Forfeited																														$ 35.95
Nonvested, Shares/Units, Ending Balance																														1,000,000	903,000
Nonvested, Weighted Average Grant Date Fair Value, End of Period																														$ 38.22	$ 35.46
Stock Unit Accumulation Plan for Non-employee Directors
Awarded Units																								300,000						497,000	121,000	873,000		165,520	52,000	52,000	54,000
Weighted Average Grant Date Fair Value								$ 41.38	$ 38.39	$ 35.43	$ 40.97		$ 37.31		$ 34.7															$ 40.69	$ 37.07	$ 35.24			$ 41.2	$ 37.72	$ 34.67
Compensation Cost and Actual Tax Benefit Realized for the Tax Deductions from Compensation Cost for Share-based Payment Arrangements
Compensation Cost for Share-based Payment Arrangements																																						51,767,000	[4]	61,807,000	[4]	28,116,000	[4]
Actual Tax Benefit Realized																																						18,119,000		21,632,000		9,841,000
Total Compensation Cost Capitalized																																						10,707,000		11,608,000		4,689,000
Cash Received from Stock Options Exercised and Actual Tax Benefit Realized for Tax Deductions from Stock Options Exercised
Cash Received from Stock Options Exercised																																						3,598,000		2,855,000		14,134,000
Actual Tax Benefit Realized for the Tax Deductions from Stock Options Exercised																																						618,000		411,000		706,000
Stock Based Compensation (Textuals) [Abstract]
Authorized Number of Common Shares to be Issued Under the AEP Long-term Incentive Plan	20,000,000
Maximum Shares That May be Used for Performance Units Restricted Shares and Restricted Stock	10,000,000
Number of Shares Remaining Available for Issuance Under the AEP Long-Term Incentive Plan	17,907,559
Performance Score by HR Committee, Lower Range								0.00%
Performance Score by HR Committee, Higher Range								200.00%
Shares/Units, Granted																								300,000						497,000	121,000	873,000		165,520	52,000	52,000	54,000
Grant Date Market Price of Restricted Shares																							30.76
Shares/Units, Vested																									50,000	50,000	66,666	66,667	66,667	306,000
Total Aggregate Intrinsic Value of Nonvested Shares																														43,000,000
Weighted Average Remaining Contractual Life of Nonvested Shares (in years)																														2.14
Number of Years After Termination of Board Service Participant Can Elect to Have Stock Units Paid in Cash																																			10
Total Unrecognized Compensation Cost Related to Unvested Share-based Compensation Arrangements Granted																																						47,000,000
Weighted-average Period of Unrecognized Compensation Costs (in years)																																						1.53
Dollar Amount Authorized For Share-Based Awards																																												$ 40,000,000
Vesting Period								3 years	3 years	3 years																							40 months

[1]	Intrinsic value is calculated as market price at exercise dates less the option exercise price.
[2]	The vesting period for the reinvested dividends on performance units is equal to the remaining life of the related performance units. Dividends on AEP Career Shares vest immediately upon grant but are not paid in cash until after the participant’s termination of employment.
[3]	Intrinsic value is calculated as market price at exercise date.
[4]	Compensation cost for share-based payment arrangements is included in Other Operation and Maintenance expenses on the statements of income.

Related Party Transactions (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Related Party Transactions (Textuals) [Abstract]
Aggregate Power Participation Ratio	43.47%
Ohio Valley Electric Corporation [Member]
Ownership And Investment In OVEC
Ownership	43.47%
Investment	$ 4,408,000
Appalachian Power Co to Indiana Michigan Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	148,000	91,000
Appalachian Power Co to Kentucky Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	98,000	289,000
Appalachian Power Co to Ohio Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	854,000	840,000
Appalachian Power Co to Public Service Co of Oklahoma [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	204,000	289,000
Appalachian Power Co to Southwestern Electric Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	543,000	12,000
Indiana Michigan Power Co to Appalachian Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	2,000	0
Indiana Michigan Power Co to Kentucky Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	0	0
Indiana Michigan Power Co to Ohio Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	170,000	170,000
Indiana Michigan Power Co to Public Service Co of Oklahoma [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	322,000	842,000
Indiana Michigan Power Co to Southwestern Electric Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	1,468,000	2,662,000
Ohio Power Co to Appalachian Power Co [Member]
Cook Coal Terminal and SWEPCo
Railcar Maintenance	88,000	9,000	7,000
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	1,960,000	1,373,000
Related Party Transactions (Textuals) [Abstract]
Railcar Maintenance	88,000	9,000	7,000
Ohio Power Co to Indiana Michigan Power Co [Member]
Cook Coal Terminal and SWEPCo
Railcar Maintenance	3,343,000	3,012,000	1,870,000
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	889,000	1,190,000
Related Party Transactions (Textuals) [Abstract]
Railcar Maintenance	3,343,000	3,012,000	1,870,000
Ohio Power Co to Kentucky Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	41,000	355,000
Ohio Power Co to Public Service Co of Oklahoma [Member]
Cook Coal Terminal and SWEPCo
Railcar Maintenance	281,000	542,000	522,000
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	74,000	234,000
Related Party Transactions (Textuals) [Abstract]
Railcar Maintenance	281,000	542,000	522,000
Ohio Power Co to Southwestern Electric Power Co [Member]
Cook Coal Terminal and SWEPCo
Railcar Maintenance	2,102,000	2,348,000	1,044,000
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	321,000	605,000
Related Party Transactions (Textuals) [Abstract]
Railcar Maintenance	2,102,000	2,348,000	1,044,000
Public Service Co of Oklahoma to Appalachian Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	0	0
Public Service Co of Oklahoma to Indiana Michigan Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	48,000	80,000
Public Service Co of Oklahoma to Kentucky Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	0	0
Public Service Co of Oklahoma to Ohio Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	5,000	8,000
Public Service Co of Oklahoma to Southwestern Electric Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	21,000	91,000
Southwestern Electric Power Co to Appalachian Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	2,000	0
Southwestern Electric Power Co to Indiana Michigan Power Co [Member]
Cook Coal Terminal and SWEPCo
Railcar Maintenance	1,600,000	2,900,000
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	843,000	787,000
Related Party Transactions (Textuals) [Abstract]
Railcar Maintenance	1,600,000	2,900,000
Southwestern Electric Power Co to Kentucky Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	0	0
Southwestern Electric Power Co to Ohio Power Co [Member]
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	99,000	66,000
Southwestern Electric Power Co to Public Service Co of Oklahoma [Member]
Cook Coal Terminal and SWEPCo
Railcar Maintenance	232,000	287,000
Affiliate Railcar Agreement [Abstract]
Revenue Related to Affiliate Railcar Agreement	176,000	382,000
Related Party Transactions (Textuals) [Abstract]
Railcar Maintenance	232,000	287,000
AEP Generating Co to Kentucky Power Co [Member]
Related Party Transactions (Textuals) [Abstract]
Percentage of Power Sold	30.00%
Appalachian Power Co [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	318,199,000	359,802,000	316,207,000
Affiliated Purchases	661,238,000	819,182,000	917,616,000
Transmission Agreement
Net Charges from Transmission Agreement	20,264,000	4,608,000
Original Transmission Agreement
Net Charges from Original Transmission Agreement			(16,079,000)
Cook Coal Terminal and SWEPCo
Coal Transloading Services	942,000	31,000	0
Barging, Urea Transloading and Other Services
Expenses from Barging, Urea Transloading and Other Services	34,725,000	27,455,000	28,241,000
Affiliate Coal Purchases
Coal Purchases Pursuant to Contract			2,830,000
Power Purchased by the Registrant Subsidiaries from OVEC
Amount of Power Purchased from OVEC	98,417,000	114,311,000	105,307,000
Purchases from OVEC under Interconnection Agreement
Purchases from OVEC under Interconnection Agreement		21,110,000
Purchases from OVEC Reported in Revenues under Interconnection Agreement			6,631,000
Purchases from OVEC Reported in Expenses under Interconnection Agreement			3,635,000
Sales and Purchases of Property [Abstract]
Related Party Sales of Property	6,643,000	3,978,000	2,004,000
Related Party Purchases of Property	2,522,000	2,312,000	4,732,000
Related Party Transactions (Textuals) [Abstract]
Aggregate Power Participation Ratio	43.47%
Appalachian Power Co [Member] | Purchases under Interconnection Agreement [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	661,185,000	818,943,000	916,791,000
Appalachian Power Co [Member] | Direct Purchases from East Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	0	0	0
Appalachian Power Co [Member] | Direct Purchases from West Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	53,000	239,000	825,000
Appalachian Power Co [Member] | Purchases from AEGCo [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	0	0
Appalachian Power Co [Member] | Direct Purchases from AEGCo [Member]
Affiliated Revenues and Purchases
Affiliated Purchases			0
Appalachian Power Co [Member] | Gas Purchases from AEPES [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	0	0	0
Appalachian Power Co [Member] | Sales under Interconnection Agreement [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	166,733,000	186,788,000	158,873,000
Appalachian Power Co [Member] | Direct Sales to East Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	124,519,000	126,737,000	123,832,000
Appalachian Power Co [Member] | Direct Sales to West Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	314,000	1,492,000	3,471,000
Appalachian Power Co [Member] | Direct Sales to AEPEP [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	0	0	0
Appalachian Power Co [Member] | Direct Sales to Transmission Companies [Member]
Affiliated Revenues and Purchases
Affiliated Revenues			44,000
Appalachian Power Co [Member] | Transmission Agreement and Transmission Coordination Agreement Sales [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	(1,289,000)	2,348,000
Appalachian Power Co [Member] | Natural Gas Contracts with AEPES [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	0	154,000	(2,171,000)
Appalachian Power Co [Member] | Other Revenues [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	27,922,000	42,283,000	32,158,000
Indiana Michigan Power Co [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	268,408,000	320,184,000	330,951,000
Affiliated Purchases	386,404,000	353,484,000	327,335,000
Transmission Agreement
Net Charges from Transmission Agreement	5,689,000	1,538,000
Original Transmission Agreement
Net Charges from Original Transmission Agreement			(25,188,000)
Cook Coal Terminal and SWEPCo
Coal Transloading Services	32,639,000	21,852,000	17,208,000
Central Machine Shop
Billings for Services from Central Machine Shop Facility	1,280,000	2,157,000	2,112,000
Affiliate Coal Purchases
Coal Purchases Pursuant to Contract			1,383,000
Power Purchased by the Registrant Subsidiaries from OVEC
Amount of Power Purchased from OVEC	49,239,000	57,192,000	52,687,000
Purchases from OVEC under Interconnection Agreement
Purchases from OVEC under Interconnection Agreement		12,942,000
Purchases from OVEC Reported in Revenues under Interconnection Agreement			3,721,000
Purchases from OVEC Reported in Expenses under Interconnection Agreement			1,980,000
Sales and Purchases of Property [Abstract]
Related Party Sales of Property	3,296,000	441,000	1,842,000
Related Party Purchases of Property	285,000	3,678,000	4,117,000
Related Party Transactions (Textuals) [Abstract]
Barge Towing and Chartering Services	24,000,000	24,000,000	28,000,000
Billings for Services from Central Machine Shop Facility	1,280,000	2,157,000	2,112,000
Aggregate Power Participation Ratio	43.47%
Indiana Michigan Power Co [Member] | Purchases under Interconnection Agreement [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	147,502,000	124,598,000	91,129,000
Indiana Michigan Power Co [Member] | Direct Purchases from East Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	0	0	0
Indiana Michigan Power Co [Member] | Direct Purchases from West Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	36,000	147,000	466,000
Indiana Michigan Power Co [Member] | Purchases from AEGCo [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	238,866,000	228,739,000
Indiana Michigan Power Co [Member] | Direct Purchases from AEGCo [Member]
Affiliated Revenues and Purchases
Affiliated Purchases			235,740,000
Indiana Michigan Power Co [Member] | Gas Purchases from AEPES [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	0	0	0
Indiana Michigan Power Co [Member] | Sales under Interconnection Agreement [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	265,923,000	308,336,000	327,992,000
Indiana Michigan Power Co [Member] | Direct Sales to East Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	0	0	0
Indiana Michigan Power Co [Member] | Direct Sales to West Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	218,000	908,000	1,931,000
Indiana Michigan Power Co [Member] | Direct Sales to AEPEP [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	0	0	0
Indiana Michigan Power Co [Member] | Direct Sales to Transmission Companies [Member]
Affiliated Revenues and Purchases
Affiliated Revenues			1,848,000
Indiana Michigan Power Co [Member] | Transmission Agreement and Transmission Coordination Agreement Sales [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	758,000	9,379,000
Indiana Michigan Power Co [Member] | Natural Gas Contracts with AEPES [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	0	92,000	(1,087,000)
Indiana Michigan Power Co [Member] | Other Revenues [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	1,509,000	1,469,000	267,000
Kentucky Power Co [Member]
Barging, Urea Transloading and Other Services
Expenses from Barging, Urea Transloading and Other Services	74,000	122,000	133,000
Central Machine Shop
Billings for Services from Central Machine Shop Facility	277,000	298,000	368,000
Affiliate Coal Purchases
Coal Purchases Pursuant to Contract			837,000
Related Party Transactions (Textuals) [Abstract]
Billings for Services from Central Machine Shop Facility	277,000	298,000	368,000
Ohio Power Co [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	847,294,000	977,999,000	991,285,000
Affiliated Purchases	380,706,000	515,613,000	386,618,000
Transmission Agreement
Net Charges from Transmission Agreement	6,090,000	17,186,000
Original Transmission Agreement
Net Charges from Original Transmission Agreement			49,281,000
Barging, Urea Transloading and Other Services
Expenses from Barging, Urea Transloading and Other Services	39,956,000	36,980,000	44,160,000
Central Machine Shop
Billings for Services from Central Machine Shop Facility	3,838,000	3,684,000	3,665,000
Power Purchased by the Registrant Subsidiaries from OVEC
Amount of Power Purchased from OVEC	125,013,000	145,207,000	133,776,000
Purchases from OVEC under Interconnection Agreement
Purchases from OVEC under Interconnection Agreement		27,566,000
Purchases from OVEC Reported in Revenues under Interconnection Agreement			7,937,000
Purchases from OVEC Reported in Expenses under Interconnection Agreement			4,231,000
Sales and Purchases of Property [Abstract]
Related Party Sales of Property	4,163,000	12,113,000	8,919,000
Related Party Purchases of Property	10,608,000	3,045,000	1,652,000
Related Party Transactions (Textuals) [Abstract]
Billings for Services from Central Machine Shop Facility	3,838,000	3,684,000	3,665,000
Aggregate Power Participation Ratio	43.47%
Ohio Power Co [Member] | Ohio Valley Electric Corporation [Member]
Ownership And Investment In OVEC
Ownership	4.30%
Investment	430,000
Ohio Power Co [Member] | Purchases under Interconnection Agreement [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	174,240,000	326,871,000	268,964,000
Ohio Power Co [Member] | Direct Purchases from East Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	0	0	0
Ohio Power Co [Member] | Direct Purchases from West Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	75,000	312,000	996,000
Ohio Power Co [Member] | Purchases from AEGCo [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	203,583,000	185,741,000
Ohio Power Co [Member] | Direct Purchases from AEGCo [Member]
Affiliated Revenues and Purchases
Affiliated Purchases			113,801,000
Ohio Power Co [Member] | Gas Purchases from AEPES [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	2,808,000	2,689,000	2,857,000
Ohio Power Co [Member] | Sales under Interconnection Agreement [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	643,486,000	823,703,000	839,441,000
Ohio Power Co [Member] | Direct Sales to East Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	136,142,000	115,120,000	115,406,000
Ohio Power Co [Member] | Direct Sales to West Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	454,000	1,936,000	4,125,000
Ohio Power Co [Member] | Direct Sales to AEPEP [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	0	0	0
Ohio Power Co [Member] | Direct Sales to Transmission Companies [Member]
Affiliated Revenues and Purchases
Affiliated Revenues			236,000
Ohio Power Co [Member] | Transmission Agreement and Transmission Coordination Agreement Sales [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	26,295,000	3,375,000
Ohio Power Co [Member] | Natural Gas Contracts with AEPES [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	0	196,000	(2,330,000)
Ohio Power Co [Member] | Other Revenues [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	40,917,000	33,669,000	34,407,000
Public Service Co of Oklahoma [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	22,603,000	14,192,000	23,528,000
Affiliated Purchases	24,378,000	50,092,000	46,013,000
Transmission Coordination Agreement
Net (Revenues) Expenses from Transmission Coordination Agreement	12,300,000	9,000,000	10,600,000
Central Machine Shop
Billings for Services from Central Machine Shop Facility	1,198,000	53,000	412,000
Affiliate Coal Purchases
Coal Purchases Pursuant to Contract			796,000
Sales and Purchases of Property [Abstract]
Related Party Sales of Property	1,782,000	442,000	2,156,000
Related Party Purchases of Property	1,867,000	475,000	5,146,000
Related Party Transactions (Textuals) [Abstract]
Billings for Services from Central Machine Shop Facility	1,198,000	53,000	412,000
Public Service Co of Oklahoma [Member] | Purchases under Interconnection Agreement [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	0	0	0
Public Service Co of Oklahoma [Member] | Direct Purchases from East Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	683,000	6,378,000	6,162,000
Public Service Co of Oklahoma [Member] | Direct Purchases from West Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	23,695,000	43,714,000	39,851,000
Public Service Co of Oklahoma [Member] | Purchases from AEGCo [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	0	0
Public Service Co of Oklahoma [Member] | Direct Purchases from AEGCo [Member]
Affiliated Revenues and Purchases
Affiliated Purchases			0
Public Service Co of Oklahoma [Member] | Gas Purchases from AEPES [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	0	0	0
Public Service Co of Oklahoma [Member] | Sales under Interconnection Agreement [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	0	0	0
Public Service Co of Oklahoma [Member] | Direct Sales to East Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	34,000	124,000	1,210,000
Public Service Co of Oklahoma [Member] | Direct Sales to West Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	18,861,000	10,624,000	19,629,000
Public Service Co of Oklahoma [Member] | Direct Sales to AEPEP [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	0	0	0
Public Service Co of Oklahoma [Member] | Direct Sales to Transmission Companies [Member]
Affiliated Revenues and Purchases
Affiliated Revenues			30,000
Public Service Co of Oklahoma [Member] | Transmission Agreement and Transmission Coordination Agreement Sales [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	8,000	111,000
Public Service Co of Oklahoma [Member] | Natural Gas Contracts with AEPES [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	0	3,000	2,000
Public Service Co of Oklahoma [Member] | Other Revenues [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	3,700,000	3,330,000	2,657,000
Southwestern Electric Power Co [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	37,441,000	57,615,000	51,870,000
Affiliated Purchases	19,229,000	11,808,000	23,707,000
Transmission Coordination Agreement
Net (Revenues) Expenses from Transmission Coordination Agreement	(12,300,000)	(9,000,000)	(10,500,000)
Central Machine Shop
Billings for Services from Central Machine Shop Facility	145,000	946,000	560,000
Affiliate Coal Purchases
Coal Purchases Pursuant to Contract			1,526,000
Sales and Purchases of Property [Abstract]
Related Party Sales of Property	1,731,000	650,000	5,233,000
Related Party Purchases of Property	7,266,000	2,993,000	2,612,000
Related Party Transactions (Textuals) [Abstract]
Billings for Services from Central Machine Shop Facility	145,000	946,000	560,000
Southwestern Electric Power Co [Member] | Purchases under Interconnection Agreement [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	0	0	0
Southwestern Electric Power Co [Member] | Direct Purchases from East Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	368,000	1,184,000	4,078,000
Southwestern Electric Power Co [Member] | Direct Purchases from West Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	18,861,000	10,624,000	19,629,000
Southwestern Electric Power Co [Member] | Purchases from AEGCo [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	0	0
Southwestern Electric Power Co [Member] | Direct Purchases from AEGCo [Member]
Affiliated Revenues and Purchases
Affiliated Purchases			0
Southwestern Electric Power Co [Member] | Gas Purchases from AEPES [Member]
Affiliated Revenues and Purchases
Affiliated Purchases	0	0	0
Southwestern Electric Power Co [Member] | Sales under Interconnection Agreement [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	0	0	0
Southwestern Electric Power Co [Member] | Direct Sales to East Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	142,000	3,535,000	1,248,000
Southwestern Electric Power Co [Member] | Direct Sales to West Affiliates [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	23,695,000	43,714,000	39,851,000
Southwestern Electric Power Co [Member] | Direct Sales to AEPEP [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	(583,000)	(637,000)	(286,000)
Southwestern Electric Power Co [Member] | Direct Sales to Transmission Companies [Member]
Affiliated Revenues and Purchases
Affiliated Revenues			1,000
Southwestern Electric Power Co [Member] | Transmission Agreement and Transmission Coordination Agreement Sales [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	12,338,000	8,962,000
Southwestern Electric Power Co [Member] | Natural Gas Contracts with AEPES [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	0	4,000	3,000
Southwestern Electric Power Co [Member] | Other Revenues [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	1,849,000	2,037,000	11,053,000
AEP Generating Co [Member]
Barging, Urea Transloading and Other Services
Expenses from Barging, Urea Transloading and Other Services	19,961,000	15,460,000	12,548,000
Central Machine Shop
Billings for Services from Central Machine Shop Facility	80,000	102,000	180,000
Related Party Transactions (Textuals) [Abstract]
Billings for Services from Central Machine Shop Facility	80,000	102,000	180,000
AEP River Operations LLC [Member]
Barging, Urea Transloading and Other Services
Expenses from Barging, Urea Transloading and Other Services	20,917,000	25,356,000	20,729,000
American Electric Power [Member] | Ohio Valley Electric Corporation [Member]
Ownership And Investment In OVEC
Ownership	39.17%
Investment	3,978,000
AEP Subsidiaries [Member]
Related Party Transactions (Textuals) [Abstract]
Aggregate Power Participation Ratio	43.47%
Ohio Valley Electric Corporation [Member]
Affiliated Revenues and Purchases
Affiliated Revenues	0	0	(20,000,000)	[1]
Related Party Transactions (Textuals) [Abstract]
Approximate OVEC Generating Capacity (In MWs)	2,200
Number of OVEC Generating Plants	2
Number of Plants Operating with Environmental Controls	1
Number of Plants Scheduled to be Operating with Environmental Controls	1
Ohio Valley Electric Corporation [Member] | Environmental Project [Member]
Related Party Transactions (Textuals) [Abstract]
Authorized Capital Expenditures for Environmental Investments	1,400,000,000
Completed Financing Through Debt Issuances	$ 1,400,000,000

[1]	The parties to the Interconnection Agreement purchased power from OVEC to serve off-system sales through an agreement that began in January 2010 and ended in June 2010.

Variable Interest Entities (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Variable Interest Entities (Textuals) [Abstract]
Securitization Bonds	$ 2,281,000,000	[1]	$ 1,688,000,000	[1]
Securitized Transition Assets	2,117,000,000		1,627,000,000
Percentage Ownership of "Allegheny Series" by a Nonaffiliated Company	100.00%
Sabine Mining Co [Member]
Billings to Affiliates [Abstract]
Billings from VIE	147,000,000		128,000,000		133,000,000
Variable Interest Entities (Textuals) [Abstract]
Billings from VIE	147,000,000		128,000,000		133,000,000
Sabine Mining Co [Member] | Current Assets [Member]
ASSETS
Assets	57,000,000		48,000,000
Sabine Mining Co [Member] | Net Property Plant And Equipment [Member]
ASSETS
Assets	170,000,000		154,000,000
Sabine Mining Co [Member] | Other Non Current Assets [Member]
ASSETS
Assets	55,000,000		42,000,000
Sabine Mining Co [Member] | Total Assets [Member]
ASSETS
Assets	282,000,000		244,000,000
Sabine Mining Co [Member] | Current Liabilities [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	32,000,000		68,000,000
Sabine Mining Co [Member] | Noncurrent Liabilities [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	250,000,000		176,000,000
Sabine Mining Co [Member] | Equity [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	0		0
Sabine Mining Co [Member] | Total Liabilities And Equity [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	282,000,000		244,000,000
DCC Fuel [Member]
Variable Interest Entities (Textuals) [Abstract]
Payments Made by I&M to DCC Fuel	127,000,000		85,000,000		59,000,000
DCC Fuel [Member] | Current Assets [Member]
ASSETS
Assets	133,000,000		118,000,000
DCC Fuel [Member] | Net Property Plant And Equipment [Member]
ASSETS
Assets	176,000,000		188,000,000
DCC Fuel [Member] | Other Non Current Assets [Member]
ASSETS
Assets	92,000,000		118,000,000
DCC Fuel [Member] | Total Assets [Member]
ASSETS
Assets	401,000,000		424,000,000
DCC Fuel [Member] | Current Liabilities [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	121,000,000		103,000,000
DCC Fuel [Member] | Noncurrent Liabilities [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	280,000,000		321,000,000
DCC Fuel [Member] | Equity [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	0		0
DCC Fuel [Member] | Total Liabilities And Equity [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	401,000,000		424,000,000
Protected Cell Of Energy Insurance Services, Inc. [Member]
Variable Interest Entities (Textuals) [Abstract]
Insurance Premium Expense to Protected Cell	32,000,000		48,000,000		35,000,000
Protected Cell Of Energy Insurance Services, Inc. [Member] | Current Assets [Member]
ASSETS
Assets	130,000,000		121,000,000
Protected Cell Of Energy Insurance Services, Inc. [Member] | Net Property Plant And Equipment [Member]
ASSETS
Assets	0		0
Protected Cell Of Energy Insurance Services, Inc. [Member] | Other Non Current Assets [Member]
ASSETS
Assets	4,000,000		6,000,000
Protected Cell Of Energy Insurance Services, Inc. [Member] | Total Assets [Member]
ASSETS
Assets	134,000,000		127,000,000
Protected Cell Of Energy Insurance Services, Inc. [Member] | Current Liabilities [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	43,000,000		40,000,000
Protected Cell Of Energy Insurance Services, Inc. [Member] | Noncurrent Liabilities [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	66,000,000		71,000,000
Protected Cell Of Energy Insurance Services, Inc. [Member] | Equity [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	25,000,000		16,000,000
Protected Cell Of Energy Insurance Services, Inc. [Member] | Total Liabilities And Equity [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	134,000,000		127,000,000
AEP Credit, Inc. [Member]
Variable Interest Entities (Textuals) [Abstract]
Minimum Percentage of Equity AEP Provides	5.00%
Percentage of Short Term Borrowing Needs in Excess of Third Party Financings	20.00%
AEP Credit, Inc. [Member] | Current Assets [Member]
ASSETS
Assets	843,000,000		910,000,000
AEP Credit, Inc. [Member] | Net Property Plant And Equipment [Member]
ASSETS
Assets	0		0
AEP Credit, Inc. [Member] | Other Non Current Assets [Member]
ASSETS
Assets	1,000,000		1,000,000
AEP Credit, Inc. [Member] | Total Assets [Member]
ASSETS
Assets	844,000,000		911,000,000
AEP Credit, Inc. [Member] | Current Liabilities [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	800,000,000		864,000,000
AEP Credit, Inc. [Member] | Noncurrent Liabilities [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	1,000,000		1,000,000
AEP Credit, Inc. [Member] | Equity [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	43,000,000		46,000,000
AEP Credit, Inc. [Member] | Total Liabilities And Equity [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	844,000,000		911,000,000
PATH West Virginia Transmission Co, LLC [Member] | Capital Contribution From Parent [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	19,000,000		19,000,000
Maximum Exposure	19,000,000		19,000,000
PATH West Virginia Transmission Co, LLC [Member] | Retained Earnings [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	12,000,000		10,000,000
Maximum Exposure	12,000,000		10,000,000
PATH West Virginia Transmission Co, LLC [Member] | Total Investment [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	31,000,000		29,000,000
Maximum Exposure	31,000,000		29,000,000
Dolet Hills Lignite Co, LLC [Member]
Billings to Affiliates [Abstract]
Billings from VIE	77,000,000		62,000,000		56,000,000
Variable Interest Entities (Textuals) [Abstract]
Billings from VIE	77,000,000		62,000,000		56,000,000
Percentage of VIE Sales of Lignite Produced	50.00%
Percentage of DHLCs Debt Guaranteed by Each SWEPCo and CLECO	50.00%
Percentage of Management Fee Received by SWEPCo from DHLC	100.00%
Dolet Hills Lignite Co, LLC [Member] | Capital Contribution From Parent [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	8,000,000		8,000,000
Maximum Exposure	8,000,000		8,000,000
Dolet Hills Lignite Co, LLC [Member] | Retained Earnings [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	1,000,000		1,000,000
Maximum Exposure	1,000,000		1,000,000
Dolet Hills Lignite Co, LLC [Member] | SWEPCo's Guarantee Of Debt [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	0		0
Maximum Exposure	49,000,000		52,000,000
Dolet Hills Lignite Co, LLC [Member] | Total Investment [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	9,000,000		9,000,000
Maximum Exposure	58,000,000		61,000,000
AEP Texas Central Transition Funding Co [Member] | Current Assets [Member]
ASSETS
Assets	250,000,000		220,000,000
AEP Texas Central Transition Funding Co [Member] | Net Property Plant And Equipment [Member]
ASSETS
Assets	0		0
AEP Texas Central Transition Funding Co [Member] | Other Non Current Assets [Member]
ASSETS
Assets	2,167,000,000	[2]	1,580,000,000
Variable Interest Entities (Textuals) [Abstract]
Intercompany Item Eliminated in Consolidation	89,000,000
AEP Texas Central Transition Funding Co [Member] | Total Assets [Member]
ASSETS
Assets	2,417,000,000		1,800,000,000
AEP Texas Central Transition Funding Co [Member] | Current Liabilities [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	304,000,000		229,000,000
AEP Texas Central Transition Funding Co [Member] | Noncurrent Liabilities [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	2,095,000,000		1,557,000,000
AEP Texas Central Transition Funding Co [Member] | Equity [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	18,000,000		14,000,000
AEP Texas Central Transition Funding Co [Member] | Total Liabilities And Equity [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	2,417,000,000		1,800,000,000
Appalachian Power Co [Member] | Billings from AEP Service Corporation [Member]
Billings to Affiliates [Abstract]
Billings from VIE	195,176,000		195,787,000		238,367,000
Variable Interest Entities (Textuals) [Abstract]
Billings from VIE	195,176,000		195,787,000		238,367,000
Appalachian Power Co [Member] | Carrying Amount in AEP Service Corporation's Accounts Payable [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	29,819,000		20,812,000
Maximum Exposure	29,819,000		20,812,000
Indiana Michigan Power Co [Member] | DCC Fuel [Member]
Variable Interest Entities (Textuals) [Abstract]
Payments Made by I&M to DCC Fuel	127,000,000		85,000,000		59,000,000
Indiana Michigan Power Co [Member] | DCC Fuel [Member] | Current Assets [Member]
ASSETS
Assets	132,886,000		118,144,000
Indiana Michigan Power Co [Member] | DCC Fuel [Member] | Net Property Plant And Equipment [Member]
ASSETS
Assets	176,065,000		188,375,000
Indiana Michigan Power Co [Member] | DCC Fuel [Member] | Other Non Current Assets [Member]
ASSETS
Assets	92,473,000		117,772,000
Indiana Michigan Power Co [Member] | DCC Fuel [Member] | Total Assets [Member]
ASSETS
Assets	401,424,000		424,291,000
Indiana Michigan Power Co [Member] | DCC Fuel [Member] | Current Liabilities [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	120,873,000		102,946,000
Indiana Michigan Power Co [Member] | DCC Fuel [Member] | Noncurrent Liabilities [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	280,551,000		321,345,000
Indiana Michigan Power Co [Member] | DCC Fuel [Member] | Equity [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	0		0
Indiana Michigan Power Co [Member] | DCC Fuel [Member] | Total Liabilities And Equity [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	401,424,000		424,291,000
Indiana Michigan Power Co [Member] | Billings from AEP Service Corporation [Member]
Billings to Affiliates [Abstract]
Billings from VIE	127,232,000		126,505,000		139,920,000
Variable Interest Entities (Textuals) [Abstract]
Billings from VIE	127,232,000		126,505,000		139,920,000
Indiana Michigan Power Co [Member] | Billings from AEP Generating Company [Member]
Billings to Affiliates [Abstract]
Billings from VIE	238,865,000		228,739,000		235,741,000
Variable Interest Entities (Textuals) [Abstract]
Billings from VIE	238,865,000		228,739,000		235,741,000
Indiana Michigan Power Co [Member] | Carrying Amount in AEP Service Corporation's Accounts Payable [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	17,911,000		13,741,000
Maximum Exposure	17,911,000		13,741,000
Indiana Michigan Power Co [Member] | Carrying Amount in AEP Generating Company's Accounts Payable [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	25,498,000		25,731,000
Maximum Exposure	25,498,000		25,731,000
Ohio Power Co [Member] | Billings from AEP Service Corporation [Member]
Billings to Affiliates [Abstract]
Billings from VIE	277,232,000		279,652,000		332,431,000
Variable Interest Entities (Textuals) [Abstract]
Billings from VIE	277,232,000		279,652,000		332,431,000
Ohio Power Co [Member] | Billings from AEP Generating Company [Member]
Billings to Affiliates [Abstract]
Billings from VIE	203,582,000		185,741,000		113,801,000
Variable Interest Entities (Textuals) [Abstract]
Billings from VIE	203,582,000		185,741,000		113,801,000
Ohio Power Co [Member] | Carrying Amount in AEP Service Corporation's Accounts Payable [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	39,323,000		29,823,000
Maximum Exposure	39,323,000		29,823,000
Ohio Power Co [Member] | Carrying Amount in AEP Generating Company's Accounts Payable [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	16,302,000		22,139,000
Maximum Exposure	16,302,000		22,139,000
Public Service Co of Oklahoma [Member] | Billings from AEP Service Corporation [Member]
Billings to Affiliates [Abstract]
Billings from VIE	89,199,000		84,028,000		102,116,000
Variable Interest Entities (Textuals) [Abstract]
Billings from VIE	89,199,000		84,028,000		102,116,000
Public Service Co of Oklahoma [Member] | Carrying Amount in AEP Service Corporation's Accounts Payable [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	13,381,000		9,280,000
Maximum Exposure	13,381,000		9,280,000
Southwestern Electric Power Co [Member] | Sabine Mining Co [Member]
Billings to Affiliates [Abstract]
Billings from VIE	147,000,000		128,000,000		133,000,000
Variable Interest Entities (Textuals) [Abstract]
Billings from VIE	147,000,000		128,000,000		133,000,000
Southwestern Electric Power Co [Member] | Sabine Mining Co [Member] | Current Assets [Member]
ASSETS
Assets	56,535,000		48,044,000
Southwestern Electric Power Co [Member] | Sabine Mining Co [Member] | Net Property Plant And Equipment [Member]
ASSETS
Assets	170,436,000		153,715,000
Southwestern Electric Power Co [Member] | Sabine Mining Co [Member] | Other Non Current Assets [Member]
ASSETS
Assets	55,076,000		42,574,000
Southwestern Electric Power Co [Member] | Sabine Mining Co [Member] | Total Assets [Member]
ASSETS
Assets	282,047,000		244,333,000
Southwestern Electric Power Co [Member] | Sabine Mining Co [Member] | Current Liabilities [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	31,446,000		67,779,000
Southwestern Electric Power Co [Member] | Sabine Mining Co [Member] | Noncurrent Liabilities [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	250,340,000		176,163,000
Southwestern Electric Power Co [Member] | Sabine Mining Co [Member] | Equity [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	261,000		391,000
Southwestern Electric Power Co [Member] | Sabine Mining Co [Member] | Total Liabilities And Equity [Member]
LIABILITIES AND EQUITY
Liabilities and Equity	282,047,000		244,333,000
Southwestern Electric Power Co [Member] | Dolet Hills Lignite Co, LLC [Member]
Billings to Affiliates [Abstract]
Billings from VIE	77,000,000		62,000,000		56,000,000
Variable Interest Entities (Textuals) [Abstract]
Billings from VIE	77,000,000		62,000,000		56,000,000
Percentage of VIE Sales of Lignite Produced	50.00%
Percentage of DHLCs Debt Guaranteed by Each SWEPCo and CLECO	50.00%
Percentage of Management Fee Received by SWEPCo from DHLC	100.00%
Southwestern Electric Power Co [Member] | Dolet Hills Lignite Co, LLC [Member] | Capital Contribution From Parent [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	7,643,000		7,643,000
Maximum Exposure	7,643,000		7,643,000
Southwestern Electric Power Co [Member] | Dolet Hills Lignite Co, LLC [Member] | Retained Earnings [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	946,000		1,120,000
Maximum Exposure	946,000		1,120,000
Southwestern Electric Power Co [Member] | Dolet Hills Lignite Co, LLC [Member] | SWEPCo's Guarantee Of Debt [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	0		0
Maximum Exposure	49,564,000		52,310,000
Southwestern Electric Power Co [Member] | Dolet Hills Lignite Co, LLC [Member] | Total Investment [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	8,589,000		8,763,000
Maximum Exposure	58,153,000		61,073,000
Southwestern Electric Power Co [Member] | Billings from AEP Service Corporation [Member]
Billings to Affiliates [Abstract]
Billings from VIE	136,642,000		130,148,000		147,928,000
Variable Interest Entities (Textuals) [Abstract]
Billings from VIE	136,642,000		130,148,000		147,928,000
Southwestern Electric Power Co [Member] | Carrying Amount in AEP Service Corporation's Accounts Payable [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
As Reported on the Balance Sheet	19,669,000		14,699,000
Maximum Exposure	$ 19,669,000		$ 14,699,000
AEP Generating Co [Member] | Rockport Generating Plant (Unit No. 1) [Member]
Variable Interest Entities (Textuals) [Abstract]
Jointly Owned Utility Plant, Proportionate Ownership Share	50.00%
AEP Generating Co [Member] | Rockport Generating Plant (Unit No. 2) [Member]
Variable Interest Entities (Textuals) [Abstract]
Percentage Interest in Rockport Plant Unit 2 Lease	50.00%
AEP Generating Co [Member] | Lawrenceburg Generating Station [Member]
Variable Interest Entities (Textuals) [Abstract]
Jointly Owned Utility Plant, Proportionate Ownership Share	100.00%
Cleco Power, LLC [Member]
Variable Interest Entities (Textuals) [Abstract]
Percentage of VIE Sales of Lignite Produced	50.00%

[1]	In 2012, AEP Texas Central Transition Funding III LLC issued $800 million of Securitization Bonds (see Note 15).
[2]	Includes an intercompany item eliminated in consolidation of $89 million.

Property, Plant and Equipment (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	$ 26,279,000,000		$ 24,938,000,000
Property, Plant and Equipment, Transmission	9,846,000,000		9,048,000,000
Property, Plant and Equipment, Distribution	15,565,000,000		14,783,000,000
Property, Plant and Equipment, Construction Work in Progress	1,819,000,000		3,121,000,000
Property, Plant and Equipment, Other	3,945,000,000		3,780,000,000
Property, Plant and Equipment, Gross, Total	57,454,000,000		55,670,000,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	18,691,000,000		18,699,000,000
Asset Retirement Obligations (ARO)
Beginning Balance	1,474,000,000	[1]	1,398,000,000
Accretion Expense	85,000,000		82,000,000
Liabilities Incurred	17,000,000		7,000,000
Liabilities Settled	(24,000,000)		(26,000,000)
Revisions in Cash Flow Estimates	144,000,000		13,000,000
Ending Balance	1,696,000,000		1,474,000,000	[1]	1,398,000,000
Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization
Allowance for Equity Funds Used During Construction	93,000,000		98,000,000		77,000,000
Allowance for Borrowed Funds Used During Construction	69,000,000		63,000,000		53,000,000
Jointly-owned Electric Facilities
Utility Plant in Service	4,642,000,000		2,988,000,000
Construction Work in Progress	82,000,000		1,386,000,000
Accumulated Depreciation	1,523,000,000		1,487,000,000
Property, Plant and Equipment (Textuals) [Abstract]
Asset Retirement Obligation Current Included in Other Current Liabilities			2,000,000
Asset Retirement Obligations (ARO) Liability	1,696,000,000		1,474,000,000	[1]	1,398,000,000
Asset Retirement Obligations (ARO) Liability for Nuclear Decommissioning of the Cook Plant	1,200,000,000		979,000,000
Fair Value of Legally Restricted Assets	1,400,000,000		1,300,000,000
Appalachian Power Co [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	5,632,665,000		5,194,967,000
Property, Plant and Equipment, Transmission	2,042,144,000		1,943,969,000
Property, Plant and Equipment, Distribution	2,991,898,000		2,845,405,000
Property, Plant and Equipment, Construction Work in Progress	266,247,000		565,841,000
Property, Plant and Equipment, Other	373,327,000		357,326,000
Property, Plant and Equipment, Gross, Total	11,306,281,000		10,907,508,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	3,196,639,000		2,994,016,000
Asset Retirement Obligations (ARO)
Beginning Balance	112,767,000	[2],[3]	141,924,000	[2],[3]
Accretion Expense	7,264,000	[2],[3]	9,534,000	[2],[3]
Liabilities Incurred	0	[2],[3]	3,000	[2],[3]
Liabilities Settled	(8,921,000)	[2],[3]	(3,600,000)	[2],[3]
Revisions in Cash Flow Estimates	4,058,000	[2],[3]	(35,094,000)	[2],[3]
Ending Balance	115,168,000	[2],[3]	112,767,000	[2],[3]	141,924,000	[2],[3]
Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization
Allowance for Equity Funds Used During Construction	1,684,000		9,212,000		2,967,000
Allowance for Borrowed Funds Used During Construction	1,347,000		6,257,000		2,251,000
Property, Plant and Equipment (Textuals) [Abstract]
Asset Retirement Obligations (ARO) Liability	115,168,000	[2],[3]	112,767,000	[2],[3]	141,924,000	[2],[3]
Indiana Michigan Power Co [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	4,062,733,000		3,932,472,000
Property, Plant and Equipment, Transmission	1,278,236,000		1,224,786,000
Property, Plant and Equipment, Distribution	1,553,358,000		1,481,608,000
Property, Plant and Equipment, Construction Work in Progress	341,063,000		236,096,000
Property, Plant and Equipment, Other	725,313,000		709,558,000
Property, Plant and Equipment, Gross, Total	7,960,703,000		7,584,520,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	3,232,135,000		3,179,920,000
Asset Retirement Obligations (ARO)
Beginning Balance	1,013,122,000	[2],[3],[4]	963,029,000	[2],[3],[4]
Accretion Expense	53,848,000	[2],[3],[4]	51,308,000	[2],[3],[4]
Liabilities Incurred	0	[2],[3],[4]	0	[2],[3],[4]
Liabilities Settled	(806,000)	[2],[3],[4]	(1,370,000)	[2],[3],[4]
Revisions in Cash Flow Estimates	126,149,000	[2],[3],[4]	155,000	[2],[3],[4]
Ending Balance	1,192,313,000	[2],[3],[4]	1,013,122,000	[2],[3],[4]	963,029,000	[2],[3],[4]
Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization
Allowance for Equity Funds Used During Construction	9,724,000		15,395,000		15,678,000
Allowance for Borrowed Funds Used During Construction	4,717,000		7,838,000		8,500,000
Property, Plant and Equipment (Textuals) [Abstract]
Asset Retirement Obligations (ARO) Liability	1,192,313,000	[2],[3],[4]	1,013,122,000	[2],[3],[4]	963,029,000	[2],[3],[4]
Asset Retirement Obligations (ARO) Liability for Nuclear Decommissioning of the Cook Plant	1,200,000,000		979,000,000
Fair Value of Legally Restricted Assets	1,400,000,000		1,300,000,000
Ohio Power Co [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	8,673,296,000		9,502,614,000
Property, Plant and Equipment, Transmission	2,013,737,000		1,948,329,000
Property, Plant and Equipment, Distribution	3,722,745,000		3,545,574,000
Property, Plant and Equipment, Construction Work in Progress	354,497,000		354,465,000
Property, Plant and Equipment, Other	571,154,000		546,642,000
Property, Plant and Equipment, Gross, Total	15,335,429,000		15,897,624,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	5,242,805,000		5,742,561,000
Asset Retirement Obligations (ARO)
Beginning Balance	241,828,000	[2],[3]	189,271,000	[2],[3]
Accretion Expense	15,113,000	[2],[3]	13,499,000	[2],[3]
Liabilities Incurred	0	[2],[3]	165,000	[2],[3]
Liabilities Settled	(8,294,000)	[2],[3]	(4,872,000)	[2],[3]
Revisions in Cash Flow Estimates	21,293,000	[2],[3]	43,765,000	[2],[3]
Ending Balance	269,940,000	[2],[3]	241,828,000	[2],[3]	189,271,000	[2],[3]
Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization
Allowance for Equity Funds Used During Construction	3,492,000		5,549,000		5,949,000
Allowance for Borrowed Funds Used During Construction	9,046,000		2,350,000		3,786,000
Jointly-owned Electric Facilities
Utility Plant in Service	2,723,645,000		2,679,956,000
Construction Work in Progress	57,229,000		66,131,000
Accumulated Depreciation	890,252,000		849,178,000
Property, Plant and Equipment (Textuals) [Abstract]
Asset Retirement Obligations (ARO) Liability	269,940,000	[2],[3]	241,828,000	[2],[3]	189,271,000	[2],[3]
Public Service Co of Oklahoma [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	1,346,530,000		1,317,948,000
Property, Plant and Equipment, Transmission	706,917,000		692,644,000
Property, Plant and Equipment, Distribution	1,859,557,000		1,762,110,000
Property, Plant and Equipment, Construction Work in Progress	95,170,000		70,371,000
Property, Plant and Equipment, Other	210,549,000		214,626,000
Property, Plant and Equipment, Gross, Total	4,218,723,000		4,057,699,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	1,278,941,000		1,266,816,000
Asset Retirement Obligations (ARO)
Beginning Balance	19,623,000	[2],[3]	21,557,000	[2],[3]
Accretion Expense	1,572,000	[2],[3]	1,708,000	[2],[3]
Liabilities Incurred	84,000	[2],[3]	0	[2],[3]
Liabilities Settled	(949,000)	[2],[3]	(414,000)	[2],[3]
Revisions in Cash Flow Estimates	1,669,000	[2],[3]	(3,228,000)	[2],[3]
Ending Balance	21,999,000	[2],[3]	19,623,000	[2],[3]	21,557,000	[2],[3]
Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization
Allowance for Equity Funds Used During Construction	2,007,000		1,317,000		804,000
Allowance for Borrowed Funds Used During Construction	1,098,000		822,000		572,000
Property, Plant and Equipment (Textuals) [Abstract]
Asset Retirement Obligations (ARO) Liability	21,999,000	[2],[3]	19,623,000	[2],[3]	21,557,000	[2],[3]
Southwestern Electric Power Co [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	3,888,230,000		2,326,102,000
Property, Plant and Equipment, Transmission	1,115,795,000		988,534,000
Property, Plant and Equipment, Distribution	1,758,988,000		1,675,764,000
Property, Plant and Equipment, Construction Work in Progress	99,783,000		1,443,569,000
Property, Plant and Equipment, Other	688,254,000		637,019,000
Property, Plant and Equipment, Gross, Total	7,551,050,000		7,070,988,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	2,284,258,000		2,211,912,000
Asset Retirement Obligations (ARO)
Beginning Balance	67,183,000	[2],[3],[5],[6]	59,382,000	[2],[3],[5],[6]
Accretion Expense	5,511,000	[2],[3],[5],[6]	4,114,000	[2],[3],[5],[6]
Liabilities Incurred	17,380,000	[2],[3],[5],[6]	7,063,000	[2],[3],[5],[6]
Liabilities Settled	(3,831,000)	[2],[3],[5],[6]	(14,947,000)	[2],[3],[5],[6]
Revisions in Cash Flow Estimates	(8,226,000)	[2],[3],[5],[6]	11,571,000	[2],[3],[5],[6]
Ending Balance	78,017,000	[2],[3],[5],[6]	67,183,000	[2],[3],[5],[6]	59,382,000	[2],[3],[5],[6]
Allowance for Funds Used During Construction (AFUDC) and Interest Capitalization
Allowance for Equity Funds Used During Construction	57,054,000		48,731,000		45,646,000
Allowance for Borrowed Funds Used During Construction	48,499,000		40,904,000		33,668,000
Jointly-owned Electric Facilities
Utility Plant in Service	2,510,152,000		895,207,000
Construction Work in Progress	35,155,000		1,333,684,000
Accumulated Depreciation	630,758,000		618,220,000
Property, Plant and Equipment (Textuals) [Abstract]
Asset Retirement Obligation Current Included in Other Current Liabilities			1,500,000
Asset Retirement Obligations (ARO) Liability	78,017,000	[2],[3],[5],[6]	67,183,000	[2],[3],[5],[6]	59,382,000	[2],[3],[5],[6]
Arkansas Electric Cooperative Corporation [Member] | Turk Generating Plant [Member]
Jointly-owned Electric Facilities
Percent of Ownership	11.67%
Arkansas Electric Cooperative Corporation [Member] | Southwestern Electric Power Co [Member] | Turk Generating Plant [Member]
Jointly-owned Electric Facilities
Percent of Ownership	11.67%
East Texas Electric Cooperative [Member] | Turk Generating Plant [Member]
Jointly-owned Electric Facilities
Percent of Ownership	8.33%
East Texas Electric Cooperative [Member] | Southwestern Electric Power Co [Member] | Turk Generating Plant [Member]
Jointly-owned Electric Facilities
Percent of Ownership	8.33%
Oklahoma Municipal Power Authority [Member] | Turk Generating Plant [Member]
Jointly-owned Electric Facilities
Percent of Ownership	6.67%
Oklahoma Municipal Power Authority [Member] | Southwestern Electric Power Co [Member] | Turk Generating Plant [Member]
Jointly-owned Electric Facilities
Percent of Ownership	6.67%
W.C. Beckjord Generating Station (Unit No. 6) [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	12.50%	[7]	12.50%	[7]
Utility Plant in Service	0	[7]	19,000,000	[7]
Construction Work in Progress	0	[7]	0	[7]
Accumulated Depreciation	0	[7]	8,000,000	[7]
W.C. Beckjord Generating Station (Unit No. 6) [Member] | Ohio Power Co [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	12.50%	[8]	12.50%	[8]
Utility Plant in Service	0	[8]	19,131,000	[8]
Construction Work in Progress	0	[8]	108,000	[8]
Accumulated Depreciation	0	[8]	8,476,000	[8]
Conesville Generating Station (Unit No. 4) [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	43.50%	[9]	43.50%	[9]
Utility Plant in Service	310,000,000	[9]	310,000,000	[9]
Construction Work in Progress	26,000,000	[9]	12,000,000	[9]
Accumulated Depreciation	59,000,000	[9]	54,000,000	[9]
Conesville Generating Station (Unit No. 4) [Member] | Ohio Power Co [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	43.50%	[9]	43.50%	[9]
Utility Plant in Service	310,342,000	[9]	309,771,000	[9]
Construction Work in Progress	26,067,000	[9]	11,633,000	[9]
Accumulated Depreciation	58,677,000	[9]	53,980,000	[9]
J.M. Stuart Generating Station [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	26.00%	[10]	26.00%	[10]
Utility Plant in Service	542,000,000	[10]	529,000,000	[10]
Construction Work in Progress	11,000,000	[10]	13,000,000	[10]
Accumulated Depreciation	181,000,000	[10]	172,000,000	[10]
J.M. Stuart Generating Station [Member] | Ohio Power Co [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	26.00%	[10]	26.00%	[10]
Utility Plant in Service	541,719,000	[10]	528,271,000	[10]
Construction Work in Progress	11,151,000	[10]	13,292,000	[10]
Accumulated Depreciation	180,687,000	[10]	171,830,000	[10]
Wm. H. Zimmer Generating Station [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	25.40%	[7]	25.40%	[7]
Utility Plant in Service	807,000,000	[7]	771,000,000	[7]
Construction Work in Progress	2,000,000	[7]	20,000,000	[7]
Accumulated Depreciation	387,000,000	[7]	377,000,000	[7]
Wm. H. Zimmer Generating Station [Member] | Ohio Power Co [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	25.40%	[8]	25.40%	[8]
Utility Plant in Service	807,431,000	[8]	771,158,000	[8]
Construction Work in Progress	1,817,000	[8]	19,949,000	[8]
Accumulated Depreciation	387,209,000	[8]	376,585,000	[8]
Dolet Hills Generating Station (Unit No. 1) [Member] | Public Utilities, Inventory, Lignite [Member]
Jointly-owned Electric Facilities
Percent of Ownership	40.20%	[11]	40.20%	[11]
Utility Plant in Service	263,000,000	[11]	264,000,000	[11]
Construction Work in Progress	8,000,000	[11]	0	[11]
Accumulated Depreciation	195,000,000	[11]	193,000,000	[11]
Dolet Hills Generating Station (Unit No. 1) [Member] | Southwestern Electric Power Co [Member] | Public Utilities, Inventory, Lignite [Member]
Jointly-owned Electric Facilities
Percent of Ownership	40.20%	[11]	40.20%	[11]
Utility Plant in Service	262,649,000	[11]	264,487,000	[11]
Construction Work in Progress	7,523,000	[11]	465,000	[11]
Accumulated Depreciation	195,336,000	[11]	193,565,000	[11]
Flint Creek Generating Station (Unit No. 1) [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	50.00%	[12]	50.00%	[12]
Utility Plant in Service	121,000,000	[12]	118,000,000	[12]
Construction Work in Progress	14,000,000	[12]	6,000,000	[12]
Accumulated Depreciation	64,000,000	[12]	63,000,000	[12]
Flint Creek Generating Station (Unit No. 1) [Member] | Southwestern Electric Power Co [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	50.00%	[12]	50.00%	[12]
Utility Plant in Service	121,052,000	[12]	118,163,000	[12]
Construction Work in Progress	14,272,000	[12]	6,532,000	[12]
Accumulated Depreciation	64,348,000	[12]	62,988,000	[12]
Pirkey Generating Station (Unit No. 1) [Member] | Public Utilities, Inventory, Lignite [Member]
Jointly-owned Electric Facilities
Percent of Ownership	85.90%	[12]	85.90%	[12]
Utility Plant in Service	514,000,000	[12]	513,000,000	[12]
Construction Work in Progress	16,000,000	[12]	1,000,000	[12]
Accumulated Depreciation	371,000,000	[12]	362,000,000	[12]
Pirkey Generating Station (Unit No. 1) [Member] | Southwestern Electric Power Co [Member] | Public Utilities, Inventory, Lignite [Member]
Jointly-owned Electric Facilities
Percent of Ownership	85.90%	[12]	85.90%	[12]
Utility Plant in Service	513,833,000	[12]	512,557,000	[12]
Construction Work in Progress	16,029,000	[12]	674,000	[12]
Accumulated Depreciation	371,015,000	[12]	361,667,000	[12]
Oklaunion Generating Station (Unit No. 1) [Member]
Jointly-owned Electric Facilities
Percent of Ownership	54.70%
Oklaunion Generating Station (Unit No. 1) [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	70.30%	[13]	70.30%	[13]
Utility Plant in Service	403,000,000	[13]	401,000,000	[13]
Construction Work in Progress	4,000,000	[13]	2,000,000	[13]
Accumulated Depreciation	216,000,000	[13]	208,000,000	[13]
Oklaunion Generating Station (Unit No. 1) [Member] | Public Service Co of Oklahoma [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	15.60%	[13]	15.60%	[13]
Utility Plant in Service	93,218,000	[13]	92,805,000	[13]
Construction Work in Progress	939,000	[13]	446,000	[13]
Accumulated Depreciation	57,060,000	[13]	56,539,000	[13]
Oklaunion Generating Station (Unit No. 1) [Member] | AEP Texas North Co [Member]
Jointly-owned Electric Facilities
Percent of Ownership	54.70%
Turk Generating Plant [Member]
Property, Plant and Equipment (Textuals) [Abstract]
Construction Costs Billed To Other Owners	457,000,000
Turk Generating Plant [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	73.33%	[14]	73.33%	[14]
Utility Plant in Service	1,613,000,000	[14]	0	[14]
Construction Work in Progress	(3,000,000)	[14]	1,326,000,000	[14]
Accumulated Depreciation	0	[14]	0	[14]
Turk Generating Plant [Member] | Southwestern Electric Power Co [Member]
Property, Plant and Equipment (Textuals) [Abstract]
Construction Costs Billed To Other Owners	457,000,000
Turk Generating Plant [Member] | Southwestern Electric Power Co [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	73.33%	[14]	73.33%	[14]
Utility Plant in Service	1,612,618,000	[14]	0	[14]
Construction Work in Progress	(2,669,000)	[14]	1,326,013,000	[14]
Accumulated Depreciation	59,000	[14]	0	[14]
Jointly Owned Electricity Transmission And Distribution System [Member]
Jointly-owned Electric Facilities
Percent of Ownership		[15]		[15]
Utility Plant in Service	69,000,000		63,000,000
Construction Work in Progress	4,000,000		6,000,000
Accumulated Depreciation	50,000,000		50,000,000
Jointly Owned Electricity Transmission And Distribution System [Member] | Ohio Power Co [Member]
Jointly-owned Electric Facilities
Percent of Ownership		[15]		[15]
Utility Plant in Service	69,148,000		63,115,000
Construction Work in Progress	4,101,000		5,805,000
Accumulated Depreciation	50,516,000		49,487,000
John E. Amos Generating Station (Unit No. 3) [Member] | Appalachian Power Co [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	33.33%	[16]	33.33%	[16]
Utility Plant in Service	563,470,000	[16]	554,555,000	[16]
Construction Work in Progress	14,188,000	[16]	16,987,000	[16]
Accumulated Depreciation	108,441,000	[16]	93,404,000	[16]
John E. Amos Generating Station (Unit No. 3) [Member] | Ohio Power Co [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	66.67%	[16]	66.67%	[16]
Utility Plant in Service	995,005,000	[16]	988,510,000	[16]
Construction Work in Progress	14,093,000	[16]	15,344,000	[16]
Accumulated Depreciation	213,163,000	[16]	188,820,000	[16]
Rockport Generating Plant (Unit No. 1) [Member] | Indiana Michigan Power Co [Member] | Public Utilities, Inventory, Coal [Member]
Jointly-owned Electric Facilities
Percent of Ownership	50.00%	[17]	50.00%	[17]
Utility Plant in Service	762,737,000	[17]	759,033,000	[17]
Construction Work in Progress	55,420,000	[17]	19,357,000	[17]
Accumulated Depreciation	456,436,000	[17]	443,857,000	[17]
Regulated Operation [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	16,973,000,000		14,804,000,000
Accumulated Depreciation, Generation	6,962,000,000		6,692,000,000
Property, Plant and Equipment, Transmission	9,846,000,000		9,048,000,000
Accumulated Depreciation, Transmission	2,720,000,000		2,600,000,000
Property, Plant and Equipment, Distribution	15,565,000,000		14,783,000,000
Accumulated Depreciation, Distribution	3,837,000,000		3,828,000,000
Property, Plant and Equipment, Construction Work in Progress	1,600,000,000	[18]	2,913,000,000	[18]
Accumulated Depreciation, Construction Work in Progress	(27,000,000)		36,000,000
Property, Plant and Equipment, Other	2,644,000,000		2,587,000,000
Accumulated Depreciation, Other	1,238,000,000		1,246,000,000
Property, Plant and Equipment, Gross, Total	46,628,000,000		44,135,000,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	14,730,000,000		14,402,000,000
Regulated Operation [Member] | Maximum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Generation	132		132		132
Depreciable Life Ranges - Transmission	87		87		87
Depreciable Life Ranges - Distribution	75		75		75
Depreciable Life Ranges - Other	75		55		55
Regulated Operation [Member] | Minimum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Generation	31		9		9
Depreciable Life Ranges - Transmission	25		25		25
Depreciable Life Ranges - Distribution	11		11		11
Depreciable Life Ranges - Other	5		5		5
Regulated Operation [Member] | Generation [Member] | Maximum [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	3.80%		3.80%		3.80%
Regulated Operation [Member] | Generation [Member] | Minimum [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	1.70%		1.60%		1.60%
Regulated Operation [Member] | Transmission [Member] | Maximum [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	2.80%		2.70%		3.00%
Regulated Operation [Member] | Transmission [Member] | Minimum [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	1.20%		1.30%		1.40%
Regulated Operation [Member] | Distribution [Member] | Maximum [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	3.90%		4.00%		3.90%
Regulated Operation [Member] | Distribution [Member] | Minimum [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	2.40%		2.40%		2.40%
Regulated Operation [Member] | Other Property Class [Member] | Maximum [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	9.60%		9.30%		12.50%
Regulated Operation [Member] | Other Property Class [Member] | Minimum [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	1.80%		1.70%		3.00%
Regulated Operation [Member] | Appalachian Power Co [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	5,632,665,000		5,194,967,000
Accumulated Depreciation, Generation	1,928,562,000		1,783,154,000
Property, Plant and Equipment, Transmission	2,042,144,000		1,943,969,000
Accumulated Depreciation, Transmission	468,633,000		457,235,000
Property, Plant and Equipment, Distribution	2,991,898,000		2,845,405,000
Accumulated Depreciation, Distribution	641,504,000		595,122,000
Property, Plant and Equipment, Construction Work in Progress	266,247,000		565,841,000
Accumulated Depreciation, Construction Work in Progress	(19,379,000)		(9,918,000)
Property, Plant and Equipment, Other	340,027,000		323,630,000
Accumulated Depreciation, Other	164,932,000		155,688,000
Property, Plant and Equipment, Gross, Total	11,272,981,000		10,873,812,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	3,184,252,000		2,981,281,000
Regulated Operation [Member] | Appalachian Power Co [Member] | Maximum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Generation	121		121		121
Depreciable Life Ranges - Transmission	87		87		87
Depreciable Life Ranges - Distribution	57		52		52
Depreciable Life Ranges - Other	55		55		55
Regulated Operation [Member] | Appalachian Power Co [Member] | Minimum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Generation	40		40		40
Depreciable Life Ranges - Transmission	25		25		25
Depreciable Life Ranges - Distribution	13		11		11
Depreciable Life Ranges - Other	24		24		24
Regulated Operation [Member] | Appalachian Power Co [Member] | Generation [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	3.00%		2.60%		2.40%
Regulated Operation [Member] | Appalachian Power Co [Member] | Transmission [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	1.60%		1.60%		1.60%
Regulated Operation [Member] | Appalachian Power Co [Member] | Distribution [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	3.40%		3.20%		3.20%
Regulated Operation [Member] | Appalachian Power Co [Member] | Other Property Class [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	6.80%		6.60%		7.80%
Regulated Operation [Member] | Indiana Michigan Power Co [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	4,062,733,000		3,932,472,000
Accumulated Depreciation, Generation	2,130,136,000		2,078,651,000
Property, Plant and Equipment, Transmission	1,278,236,000		1,224,786,000
Accumulated Depreciation, Transmission	411,825,000		414,941,000
Property, Plant and Equipment, Distribution	1,553,358,000		1,481,608,000
Accumulated Depreciation, Distribution	373,342,000		374,137,000
Property, Plant and Equipment, Construction Work in Progress	341,063,000		236,096,000
Accumulated Depreciation, Construction Work in Progress	65,449,000		60,665,000
Property, Plant and Equipment, Other	573,836,000		559,698,000
Accumulated Depreciation, Other	141,291,000		143,312,000
Property, Plant and Equipment, Gross, Total	7,809,226,000		7,434,660,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	3,122,043,000		3,071,706,000
Regulated Operation [Member] | Indiana Michigan Power Co [Member] | Maximum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Generation	132		132		132
Depreciable Life Ranges - Transmission	75		75		75
Depreciable Life Ranges - Distribution	70		70		70
Depreciable Life Ranges - Other	40
Regulated Operation [Member] | Indiana Michigan Power Co [Member] | Minimum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Generation	59		59		59
Depreciable Life Ranges - Transmission	46		46		46
Depreciable Life Ranges - Distribution	14		14		14
Depreciable Life Ranges - Other	14
Regulated Operation [Member] | Indiana Michigan Power Co [Member] | Generation [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	1.70%		1.60%		1.60%
Regulated Operation [Member] | Indiana Michigan Power Co [Member] | Transmission [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	1.50%		1.40%		1.40%
Regulated Operation [Member] | Indiana Michigan Power Co [Member] | Distribution [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	2.50%		2.40%		2.50%
Regulated Operation [Member] | Indiana Michigan Power Co [Member] | Other Property Class [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	9.60%		7.40%		11.70%
Regulated Operation [Member] | Ohio Power Co [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	0		0
Accumulated Depreciation, Generation	0		0
Property, Plant and Equipment, Transmission	2,013,737,000		1,948,329,000
Accumulated Depreciation, Transmission	809,199,000		763,664,000
Property, Plant and Equipment, Distribution	3,722,745,000		3,545,574,000
Accumulated Depreciation, Distribution	1,011,324,000		1,146,202,000
Property, Plant and Equipment, Construction Work in Progress	147,408,000		183,096,000
Accumulated Depreciation, Construction Work in Progress	(21,198,000)		(3,371,000)
Property, Plant and Equipment, Other	427,412,000		407,044,000
Accumulated Depreciation, Other	224,153,000		222,368,000
Property, Plant and Equipment, Gross, Total	6,311,302,000		6,084,043,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	2,023,478,000		2,128,863,000
Regulated Operation [Member] | Ohio Power Co [Member] | Maximum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Transmission	60		70		70
Depreciable Life Ranges - Distribution	60		56		56
Depreciable Life Ranges - Other	50
Regulated Operation [Member] | Ohio Power Co [Member] | Minimum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Transmission	39		27		27
Depreciable Life Ranges - Distribution	12		12		12
Depreciable Life Ranges - Other	25
Regulated Operation [Member] | Ohio Power Co [Member] | Transmission [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	2.30%		2.30%		2.30%
Regulated Operation [Member] | Ohio Power Co [Member] | Distribution [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	2.70%		3.70%		3.70%
Regulated Operation [Member] | Ohio Power Co [Member] | Other Property Class [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	7.30%		8.70%		9.20%
Regulated Operation [Member] | Public Service Co of Oklahoma [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	1,346,530,000		1,317,948,000
Accumulated Depreciation, Generation	654,989,000		652,526,000
Property, Plant and Equipment, Transmission	706,917,000		692,644,000
Accumulated Depreciation, Transmission	176,187,000		167,827,000
Property, Plant and Equipment, Distribution	1,859,557,000		1,762,110,000
Accumulated Depreciation, Distribution	345,207,000		329,041,000
Property, Plant and Equipment, Construction Work in Progress	95,170,000		70,371,000
Accumulated Depreciation, Construction Work in Progress	(9,281,000)		(5,413,000)
Property, Plant and Equipment, Other	205,373,000		209,467,000
Accumulated Depreciation, Other	111,837,000		122,838,000
Property, Plant and Equipment, Gross, Total	4,213,547,000		4,052,540,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	1,278,939,000		1,266,819,000
Regulated Operation [Member] | Public Service Co of Oklahoma [Member] | Maximum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Generation	70		70		70
Depreciable Life Ranges - Transmission	75		75		75
Depreciable Life Ranges - Distribution	65		65		65
Depreciable Life Ranges - Other	40		35		35
Regulated Operation [Member] | Public Service Co of Oklahoma [Member] | Minimum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Generation	35		9		9
Depreciable Life Ranges - Transmission	40		40		40
Depreciable Life Ranges - Distribution	30		30		27
Depreciable Life Ranges - Other	5		5		5
Regulated Operation [Member] | Public Service Co of Oklahoma [Member] | Generation [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	1.70%		1.80%		1.80%
Regulated Operation [Member] | Public Service Co of Oklahoma [Member] | Transmission [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	1.90%		1.90%		1.90%
Regulated Operation [Member] | Public Service Co of Oklahoma [Member] | Distribution [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	2.40%		2.40%		2.40%
Regulated Operation [Member] | Public Service Co of Oklahoma [Member] | Other Property Class [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	6.60%		8.30%		8.30%
Regulated Operation [Member] | Southwestern Electric Power Co [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	3,888,230,000		2,326,102,000
Accumulated Depreciation, Generation	1,092,566,000		1,060,825,000
Property, Plant and Equipment, Transmission	1,115,795,000		988,534,000
Accumulated Depreciation, Transmission	301,159,000		285,785,000
Property, Plant and Equipment, Distribution	1,758,988,000		1,675,764,000
Accumulated Depreciation, Distribution	556,904,000		535,565,000
Property, Plant and Equipment, Construction Work in Progress	99,783,000	[18]	1,419,216,000	[18]
Accumulated Depreciation, Construction Work in Progress	(8,294,000)		(3,527,000)
Property, Plant and Equipment, Other	397,643,000		400,492,000
Accumulated Depreciation, Other	225,254,000		229,695,000
Property, Plant and Equipment, Gross, Total	7,260,439,000		6,810,108,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	2,167,589,000		2,108,343,000
Regulated Operation [Member] | Southwestern Electric Power Co [Member] | Maximum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Generation	65		68		68
Depreciable Life Ranges - Transmission	70		70		70
Depreciable Life Ranges - Distribution	65		65		65
Depreciable Life Ranges - Other	47		47		47
Regulated Operation [Member] | Southwestern Electric Power Co [Member] | Minimum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Generation	35		35		35
Depreciable Life Ranges - Transmission	50		50		50
Depreciable Life Ranges - Distribution	25		25		25
Depreciable Life Ranges - Other	7		7		7
Regulated Operation [Member] | Southwestern Electric Power Co [Member] | Generation [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	2.20%		2.10%		1.90%
Regulated Operation [Member] | Southwestern Electric Power Co [Member] | Transmission [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	2.30%		2.30%		2.40%
Regulated Operation [Member] | Southwestern Electric Power Co [Member] | Distribution [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	2.60%		2.60%		2.70%
Regulated Operation [Member] | Southwestern Electric Power Co [Member] | Other Property Class [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	6.60%		6.90%		7.70%
Nonregulated Operation [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	9,306,000,000		10,134,000,000
Accumulated Depreciation, Generation	3,526,000,000		3,904,000,000
Property, Plant and Equipment, Transmission	0		0
Accumulated Depreciation, Transmission	0		0
Property, Plant and Equipment, Distribution	0		0
Accumulated Depreciation, Distribution	0		0
Property, Plant and Equipment, Construction Work in Progress	219,000,000		208,000,000
Accumulated Depreciation, Construction Work in Progress	1,000,000		1,000,000
Property, Plant and Equipment, Other	1,301,000,000		1,193,000,000
Accumulated Depreciation, Other	434,000,000		392,000,000
Property, Plant and Equipment, Gross, Total	10,826,000,000		11,535,000,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	3,961,000,000		4,297,000,000
Nonregulated Operation [Member] | Maximum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Generation	66		66		70
Nonregulated Operation [Member] | Minimum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Generation	35		20		20
Nonregulated Operation [Member] | Generation [Member] | Maximum [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	3.30%		3.50%		5.10%
Nonregulated Operation [Member] | Generation [Member] | Minimum [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	2.60%		2.60%		2.20%
Nonregulated Operation [Member] | Appalachian Power Co [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	0		0
Accumulated Depreciation, Generation	0		0
Property, Plant and Equipment, Transmission	0		0
Accumulated Depreciation, Transmission	0		0
Property, Plant and Equipment, Distribution	0		0
Accumulated Depreciation, Distribution	0		0
Property, Plant and Equipment, Construction Work in Progress	0		0
Accumulated Depreciation, Construction Work in Progress	0		0
Property, Plant and Equipment, Other	33,300,000		33,696,000
Accumulated Depreciation, Other	12,387,000		12,735,000
Property, Plant and Equipment, Gross, Total	33,300,000		33,696,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	12,387,000		12,735,000
Nonregulated Operation [Member] | Indiana Michigan Power Co [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	0		0
Accumulated Depreciation, Generation	0		0
Property, Plant and Equipment, Transmission	0		0
Accumulated Depreciation, Transmission	0		0
Property, Plant and Equipment, Distribution	0		0
Accumulated Depreciation, Distribution	0		0
Property, Plant and Equipment, Construction Work in Progress	0		0
Accumulated Depreciation, Construction Work in Progress	0		0
Property, Plant and Equipment, Other	151,477,000		149,860,000
Accumulated Depreciation, Other	110,092,000		108,214,000
Property, Plant and Equipment, Gross, Total	151,477,000		149,860,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	110,092,000		108,214,000
Nonregulated Operation [Member] | Ohio Power Co [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	8,673,296,000		9,502,614,000
Accumulated Depreciation, Generation	3,200,427,000		3,596,589,000
Property, Plant and Equipment, Transmission	0		0
Accumulated Depreciation, Transmission	0		0
Property, Plant and Equipment, Distribution	0		0
Accumulated Depreciation, Distribution	0		0
Property, Plant and Equipment, Construction Work in Progress	207,089,000		171,369,000
Accumulated Depreciation, Construction Work in Progress	1,350,000		1,152,000
Property, Plant and Equipment, Other	143,742,000		139,598,000
Accumulated Depreciation, Other	17,550,000		15,957,000
Property, Plant and Equipment, Gross, Total	9,024,127,000		9,813,581,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	3,219,327,000		3,613,698,000
Nonregulated Operation [Member] | Ohio Power Co [Member] | Maximum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Generation	66		66		70
Nonregulated Operation [Member] | Ohio Power Co [Member] | Minimum [Member]
Depreciation, Depletion and Amortization
Depreciable Life Ranges - Generation	35		35		35
Nonregulated Operation [Member] | Ohio Power Co [Member] | Generation [Member]
Depreciation, Depletion and Amortization
Annual Composite Depreciation Rate	3.00%		3.20%		3.30%
Nonregulated Operation [Member] | Public Service Co of Oklahoma [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	0		0
Accumulated Depreciation, Generation	0		0
Property, Plant and Equipment, Transmission	0		0
Accumulated Depreciation, Transmission	0		0
Property, Plant and Equipment, Distribution	0		0
Accumulated Depreciation, Distribution	0		0
Property, Plant and Equipment, Construction Work in Progress	0		0
Accumulated Depreciation, Construction Work in Progress	0		0
Property, Plant and Equipment, Other	5,176,000		5,159,000
Accumulated Depreciation, Other	2,000		(3,000)
Property, Plant and Equipment, Gross, Total	5,176,000		5,159,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	2,000		(3,000)
Nonregulated Operation [Member] | Southwestern Electric Power Co [Member]
Depreciation, Depletion and Amortization
Property, Plant and Equipment, Generation	0		0
Accumulated Depreciation, Generation	0		0
Property, Plant and Equipment, Transmission	0		0
Accumulated Depreciation, Transmission	0		0
Property, Plant and Equipment, Distribution	0		0
Accumulated Depreciation, Distribution	0		0
Property, Plant and Equipment, Construction Work in Progress	0		24,353,000
Accumulated Depreciation, Construction Work in Progress	0		0
Property, Plant and Equipment, Other	290,611,000		236,527,000
Accumulated Depreciation, Other	116,669,000		103,569,000
Property, Plant and Equipment, Gross, Total	290,611,000		260,880,000
Accumulated Depreciation, Depletion and Amortization, Property, Plant and Equipment, Total	$ 116,669,000		$ 103,569,000

[1]	The current portion of our ARO, totaling $2 million, is included in Other Current Liabilities on our 2011 balance sheet.
[2]	Includes ARO related to ash disposal facilities.
[3]	Includes ARO related to asbestos removal.
[4]	Includes ARO related to nuclear decommissioning costs for the Cook Plant of $1.2 billion and $979 million as of December 31, 2012 and 2011, respectively.
[5]	Includes ARO related to Sabine and DHLC.
[6]	The current portion of SWEPCo’s ARO totaling $1.5 million as of December 31, 2011 is included in Other Current Liabilities on SWEPCo’s balance sheets.
[7]	(a) Operated by Duke Energy Corporation, a nonaffiliated company. AEP's portion of this unit was impaired in the fourth quarter of 2012. See "Impairments" section of Note 6.
[8]	Operated by Duke Energy Corporation, a nonaffiliated company. AEP's portion of this unit was impaired in the fourth quarter of 2012. See "Impairments" section of Note 5.
[9]	Operated by OPCo.
[10]	Operated by The Dayton Power & Light Company, a nonaffiliated company.
[11]	Operated by CLECO, a nonaffiliated company.
[12]	Operated by SWEPCo.
[13]	Operated by PSO and also jointly-owned (54.7%) by TNC.
[14]	Turk Generating Plant was placed in service in December 2012. SWEPCo jointly owns the plant with Arkansas Electric Cooperative Corporation (11.67%), East Texas Electric Cooperative (8.33%) and Oklahoma Municipal Power Authority (6.67%). Through December 2012, construction costs totaling $457 million have been billed to the other owners.
[15]	Varying percentages of ownership.
[16]	Operated by APCo.
[17]	Operated by I&M.
[18]	Includes CWIP related to SWEPCo's Arkansas jurisdictional share of the Turk Plant.

Cost Reduction Programs (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2010	Dec. 31, 2011
Cost Reduction Programs [Abstract]
Beginning Balance	$ 25,000,000
Incurred	47,000,000
Settled	(22,000,000)
Remaining Balance	25,000,000
Cost Reduction Programs Text [Abstract]
Number of Employees Severed Across the AEP System		2,461
Severance Costs		293,000,000
Appalachian Power Co [Member]
Cost Reduction Programs Text [Abstract]
Number of Employees Severed Across the AEP System		2,461
Appalachian Power Co [Member] | 2012 Sustainable Cost Reductions
Cost Reduction Programs [Abstract]
Beginning Balance	1,321,000
Expense Allocation from AEPSC	6,452,000
Incurred	2,020,000
Settled	(7,151,000)
Remaining Balance	1,321,000
Appalachian Power Co [Member] | 2010 Cost Reduction Initiatives
Cost Reduction Programs [Abstract]
Beginning Balance	0		92,000
Incurred		56,925,000
Settled	0
Adjustments	(92,000)
Remaining Balance	0		92,000
Indiana Michigan Power Co [Member]
Cost Reduction Programs Text [Abstract]
Number of Employees Severed Across the AEP System		2,461
Indiana Michigan Power Co [Member] | 2012 Sustainable Cost Reductions
Cost Reduction Programs [Abstract]
Beginning Balance	1,357,000
Expense Allocation from AEPSC	4,167,000
Incurred	1,511,000
Settled	(4,321,000)
Remaining Balance	1,357,000
Indiana Michigan Power Co [Member] | 2010 Cost Reduction Initiatives
Cost Reduction Programs [Abstract]
Incurred		45,036,000
Ohio Power Co [Member]
Cost Reduction Programs Text [Abstract]
Number of Employees Severed Across the AEP System		2,461
Ohio Power Co [Member] | 2012 Sustainable Cost Reductions
Cost Reduction Programs [Abstract]
Beginning Balance	3,450,000
Expense Allocation from AEPSC	9,225,000
Incurred	4,273,000
Settled	(10,048,000)
Remaining Balance	3,450,000
Ohio Power Co [Member] | 2010 Cost Reduction Initiatives
Cost Reduction Programs [Abstract]
Beginning Balance	0		138,000
Incurred		85,400,000
Settled	(138,000)
Adjustments	0
Remaining Balance	0		138,000
Public Service Co of Oklahoma [Member]
Cost Reduction Programs Text [Abstract]
Number of Employees Severed Across the AEP System		2,461
Public Service Co of Oklahoma [Member] | 2012 Sustainable Cost Reductions
Cost Reduction Programs [Abstract]
Beginning Balance	652,000
Expense Allocation from AEPSC	3,020,000
Incurred	655,000
Settled	(3,023,000)
Remaining Balance	652,000
Public Service Co of Oklahoma [Member] | 2010 Cost Reduction Initiatives
Cost Reduction Programs [Abstract]
Incurred		24,005,000
Southwestern Electric Power Co [Member]
Cost Reduction Programs Text [Abstract]
Number of Employees Severed Across the AEP System		2,461
Southwestern Electric Power Co [Member] | 2012 Sustainable Cost Reductions
Cost Reduction Programs [Abstract]
Beginning Balance	627,000
Expense Allocation from AEPSC	4,199,000
Incurred	1,510,000
Settled	(5,082,000)
Remaining Balance	627,000
Southwestern Electric Power Co [Member] | 2010 Cost Reduction Initiatives
Cost Reduction Programs [Abstract]
Incurred		$ 29,662,000

Unaudited Quarterly Financial Information (Details) (USD $)	3 Months Ended																12 Months Ended
	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011		Mar. 31, 2011		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Summary of Unaudited Quarterly Financial Information
Total Revenues	$ 3,613,000,000		$ 4,156,000,000		$ 3,551,000,000		$ 3,625,000,000		$ 3,444,000,000		$ 4,333,000,000		$ 3,609,000,000		$ 3,730,000,000		$ 14,945,000,000		$ 15,116,000,000		$ 14,427,000,000
Operating Income	249,000,000	[1],[2]	912,000,000		741,000,000		754,000,000		343,000,000	[3]	890,000,000	[4]	717,000,000		832,000,000		2,656,000,000		2,782,000,000		2,663,000,000
Income Before Extraordinary Item									211,000,000	[3],[5]	657,000,000	[4],[5]	353,000,000		355,000,000		1,262,000,000		1,576,000,000		1,218,000,000
Extraordinary Item, Net of Tax									100,000,000	[5]	273,000,000	[5]	0		0		0		373,000,000		0
Net Income (Loss)	21,000,000	[1],[2]	488,000,000		363,000,000		390,000,000		311,000,000	[3],[5]	930,000,000	[4],[5]	353,000,000		355,000,000		1,262,000,000		1,949,000,000		1,218,000,000
Amounts Attributable to AEP Common Shareholders
Income Before Extraordinary Item									208,000,000	[3],[5]	655,000,000	[4],[5]	352,000,000		353,000,000		1,259,000,000		1,568,000,000		1,211,000,000
Extraordinary Item, Net of Tax									100,000,000	[5]	273,000,000	[5]	0		0		0		373,000,000		0
Net Income	21,000,000	[1],[2]	487,000,000		362,000,000		389,000,000		308,000,000	[3],[5]	928,000,000	[4],[5]	352,000,000		353,000,000		1,259,000,000		1,941,000,000		1,211,000,000
Basic Earnings (Loss) per Share Attributable to AEP Common Shareholders:
Earnings per Share Before Extraordinary Item									$ 0.43	[6]	$ 1.35	[6]	$ 0.73	[6]	$ 0.73	[6]	$ 2.6		$ 3.25		$ 2.53
Extraordinary Item per Share									$ 0.2		$ 0.57		$ 0		$ 0		$ 0		$ 0.77		$ 0
Earnings per Share	$ 0.05	[6]	$ 1	[6]	$ 0.75	[6]	$ 0.8	[6]	$ 0.63	[6]	$ 1.92	[6]	$ 0.73	[6]	$ 0.73	[6]	$ 2.6		$ 4.02		$ 2.53
Diluted Earnings (Loss) per Share Attributable to AEP Common Shareholders:
Earnings per Share Before Extraordinary Item									$ 0.43	[6]	$ 1.35	[6]	$ 0.73	[6]	$ 0.73	[6]	$ 2.6		$ 3.25		$ 2.53
Extraordinary Item per Share									$ 0.2		$ 0.57		$ 0		$ 0		$ 0		$ 0.77		$ 0
Earnings per Share	$ 0.05	[6]	$ 1	[6]	$ 0.75	[6]	$ 0.8	[6]	$ 0.63	[6]	$ 1.92	[6]	$ 0.73	[6]	$ 0.73	[6]	$ 2.6		$ 4.02		$ 2.53
Unaudited Quarterly Financial Information (Textuals) [Abstract]
Favorable Asset Retirement Obligation Adjustment																	144,000,000		13,000,000
Appalachian Power Co [Member]
Summary of Unaudited Quarterly Financial Information
Total Revenues	890,796,000		864,198,000		716,461,000		805,476,000		763,624,000		858,336,000		751,445,000		831,820,000		3,276,931,000		3,205,225,000		3,275,103,000
Operating Income	142,122,000		142,722,000		143,426,000		169,190,000		102,236,000	[7]	122,716,000		88,567,000		116,061,000	[8]	597,460,000		429,580,000		381,023,000
Net Income (Loss)	56,669,000		63,191,000		62,332,000		75,311,000		39,347,000	[7]	52,804,000		31,627,000		38,980,000	[8]	257,503,000		162,758,000		136,668,000
Amounts Attributable to AEP Common Shareholders
Net Income																	257,503,000		161,013,000		135,768,000
Unaudited Quarterly Financial Information (Textuals) [Abstract]
Storm Cost Deferral And Restructuring Costs															32,000,000
Favorable Asset Retirement Obligation Adjustment																	4,058,000	[10],[9]	(35,094,000)	[10],[9]
Appalachian Power Co [Member] | Mountaineer Carbon Capture And Storage Product Validation Facility [Member]
Unaudited Quarterly Financial Information (Textuals) [Abstract]
Write Off Of Regulatory Asset Pretax															41,000,000
Favorable Asset Retirement Obligation Adjustment									27,000,000
Appalachian Power Co [Member] | Virginia Environmental Rate Adjustment Clause [Member]
Unaudited Quarterly Financial Information (Textuals) [Abstract]
Write Off Of Regulatory Asset Pretax									31,000,000
Indiana Michigan Power Co [Member]
Summary of Unaudited Quarterly Financial Information
Total Revenues	544,824,000		598,204,000		510,876,000		546,207,000		521,568,000		611,232,000		521,478,000		560,492,000		2,200,111,000		2,214,770,000		2,195,727,000
Operating Income	26,080,000		80,486,000		64,803,000		76,325,000		20,959,000		100,352,000		64,351,000		95,994,000		247,694,000		281,656,000		274,915,000
Net Income (Loss)	10,172,000		39,254,000		29,810,000		39,221,000		21,159,000		51,702,000		31,386,000		45,427,000		118,457,000		149,674,000		126,091,000
Amounts Attributable to AEP Common Shareholders
Net Income																	118,457,000		149,048,000		125,752,000
Unaudited Quarterly Financial Information (Textuals) [Abstract]
Favorable Asset Retirement Obligation Adjustment																	126,149,000	[10],[11],[9]	155,000	[10],[11],[9]
Ohio Power Co [Member]
Summary of Unaudited Quarterly Financial Information
Total Revenues	1,217,407,000		1,359,816,000		1,113,750,000		1,237,223,000		1,211,132,000		1,540,231,000		1,285,558,000		1,394,190,000		4,928,196,000		5,431,111,000		5,255,116,000
Operating Income	(81,785,000)	[12]	279,109,000		210,004,000		269,619,000		63,321,000	[13]	210,453,000	[14]	261,534,000		299,396,000		676,947,000		834,704,000		1,044,610,000
Net Income (Loss)	(60,229,000)	[12]	151,510,000		101,423,000		150,830,000		28,490,000	[13]	128,339,000	[14]	142,194,000		165,970,000		343,534,000		464,993,000		541,616,000
Amounts Attributable to AEP Common Shareholders
Net Income																	343,534,000		463,734,000		540,735,000
Unaudited Quarterly Financial Information (Textuals) [Abstract]
Favorable Asset Retirement Obligation Adjustment																	21,293,000	[10],[9]	43,765,000	[10],[9]
Ohio Power Co [Member] | POLR Charges
Unaudited Quarterly Financial Information (Textuals) [Abstract]
Provision for Refund											43,000,000
Public Service Co of Oklahoma [Member]
Summary of Unaudited Quarterly Financial Information
Total Revenues	242,224,000		372,872,000		317,311,000		300,531,000		289,211,000		457,586,000		328,588,000		288,003,000		1,232,938,000		1,363,388,000		1,273,662,000
Operating Income	21,965,000		106,196,000		69,299,000		33,490,000		34,939,000		103,006,000		64,185,000		38,881,000		230,950,000		241,011,000		181,992,000
Net Income (Loss)	8,179,000		58,103,000		35,211,000		12,648,000		20,330,000		57,349,000		31,560,000		15,389,000		114,141,000		124,628,000		72,787,000
Amounts Attributable to AEP Common Shareholders
Net Income																	114,141,000		124,194,000		72,587,000
Unaudited Quarterly Financial Information (Textuals) [Abstract]
Favorable Asset Retirement Obligation Adjustment																	1,669,000	[10],[9]	(3,228,000)	[10],[9]
Southwestern Electric Power Co [Member]
Summary of Unaudited Quarterly Financial Information
Total Revenues	352,733,000		485,169,000		390,946,000		348,986,000		356,355,000		534,982,000		399,534,000		362,955,000		1,577,834,000		1,653,826,000		1,523,534,000
Operating Income	27,544,000		120,008,000		72,976,000		55,368,000		(12,731,000)	[15]	128,406,000		80,054,000		54,528,000		275,896,000		250,257,000		248,797,000
Net Income (Loss)	21,998,000		89,218,000		54,902,000		36,395,000		(3,567,000)	[15]	87,795,000		51,071,000		29,827,000		202,513,000		165,126,000		146,684,000
Amounts Attributable to AEP Common Shareholders
Net Income																	198,891,000		160,706,000		142,362,000
Unaudited Quarterly Financial Information (Textuals) [Abstract]
Favorable Asset Retirement Obligation Adjustment																	$ (8,226,000)	[10],[16],[17],[9]	$ 11,571,000	[10],[16],[17],[9]

[1]	Includes pretax impairments for certain Ohio generation plants (see Note 6).
[2]	See Note 17 for discussion of cost reduction programs in 2012.
[3]	Includes a refund of POLR charges in Ohio and OPCo adjustments for fuel disallowances, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund. Also includes a pretax plant impairment for SWEPCo's Turk Plant (see Note 6).
[4]	Includes pretax plant impairments (see Note 6) and a provision for refund of POLR charges in Ohio.
[5]	See "TCC Texas Restructuring" section of Note 2 for discussion of gains recorded in the third and fourth quarters of 2011.
[6]	Quarterly Earnings per Share amounts are meant to be stand-alone calculations and are not always additive to full-year amount due to rounding.
[7]	Includes a $31 million pretax write-off related to the disallowance of certain Virginia environmental costs incurred in 2009 and 2010 as a result of APCo’s November 2011 Virginia SCC order. Includes a $27 million increase due to a favorable Asset Retirement Obligation adjustment related to the early closure and previous write-off of the Mountaineer Carbon Capture and Storage Product Validation Facility.
[8]	Includes a $41 million increase due to the pretax write-off of a portion of the Mountaineer Carbon Capture and Storage Product Validation Facility as denied for recovery by the WVPSC. This increase was partially offset by the $32 million decrease due to the deferral of 2010 costs related to storms and cost reduction initiatives as allowed by the WVPSC.
[9]	Includes ARO related to ash disposal facilities.
[10]	Includes ARO related to asbestos removal.
[11]	Includes ARO related to nuclear decommissioning costs for the Cook Plant of $1.2 billion and $979 million as of December 31, 2012 and 2011, respectively.
[12]	Includes pretax impairments for certain Ohio generation plants (see Note 5).
[13]	Includes provisions related to the FAC, the 2010 SEET and the obligation to contribute to Partnership with Ohio and Ohio Growth Fund.
[14]	Includes pretax plant impairments for the Sporn Unit 5 shutdown and FGD project at Muskingum River Unit 5 (see Note 5). Also includes a $43 million provision for refund of POLR charges.
[15]	Includes a pretax plant impairment for the Turk Plant (see Note 5).
[16]	Includes ARO related to Sabine and DHLC.
[17]	The current portion of SWEPCo’s ARO totaling $1.5 million as of December 31, 2011 is included in Other Current Liabilities on SWEPCo’s balance sheets.

Goodwill and Other Intangible Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Changes in Carrying Amount of Goodwill
Goodwill, Beginning Balance	$ 76
Acquired Goodwill	15
Impairment Losses	0	0
Goodwill, Ending Balance	91	76
Amortization Life, Gross Carrying Amount and Accumulated Amortization by Major Asset Class
Gross Carrying Amount	58	13
Accumulated Amortization	34	13
Goodwill and Other Intangible Assets (Textuals) [Abstract]
Acquired Intangible Assets Subject to Amortization	24
Amortization Of Intangible Assets	34	1	1
Estimated Total Amoritzation in 2013	13
Estimated Total Amortization, in 2014	6
Estimated Total Amortization, in 2015	3
Estimated Total Amortization in 2016	2
Easements [Member]
Amortization Life, Gross Carrying Amount and Accumulated Amortization by Major Asset Class
Amortization Life	10 years
Gross Carrying Amount	0	2
Accumulated Amortization	0	2
Purchased Technology [Member]
Amortization Life, Gross Carrying Amount and Accumulated Amortization by Major Asset Class
Amortization Life	10 years
Gross Carrying Amount	0	11
Accumulated Amortization	0	11
Acquired Customer Contracts [Member]
Amortization Life, Gross Carrying Amount and Accumulated Amortization by Major Asset Class
Amortization Life	5 years
Gross Carrying Amount	58	0
Accumulated Amortization	34	0
Utility Operations [Member]
Changes in Carrying Amount of Goodwill
Goodwill, Beginning Balance	37	37
Acquired Goodwill	0
Impairment Losses	0	0
Goodwill, Ending Balance	37	37
Nonutility Operations - AEP River Operations [Member]
Changes in Carrying Amount of Goodwill
Goodwill, Beginning Balance	39	39
Acquired Goodwill	0
Impairment Losses	0	0
Goodwill, Ending Balance	39	39
Nonutility Operations - Generation and Marketing [Member]
Changes in Carrying Amount of Goodwill
Goodwill, Beginning Balance	0	0
Acquired Goodwill	15
Impairment Losses	0	0
Goodwill, Ending Balance	$ 15	$ 0